UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31st

Date of reporting period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

THE HARTFORD BALANCED FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Balanced Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term total return.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Balanced A#	5.91%	12.65%	14.18%	5.99%
Balanced A##	0.08%	6.45%	12.90%	5.40%
Balanced B#	5.41%	11.70%	13.21%	5.31%*
Balanced B##	0.41%	6.70%	12.96%	5.31%*
Balanced C#	5.51%	11.85%	13.36%	5.24%
Balanced C##	4.51%	10.85%	13.36%	5.24%
Balanced R3#	5.77%	12.37%	13.94%	5.92%
Balanced R4#	5.90%	12.72%	14.27%	6.14%
Balanced R5#	6.14%	13.08%	14.61%	6.38%
Balanced Y#	6.11%	13.14%	14.69%	6.45%
Balanced Fund Blended Index	5.71%	11.72%	13.38%	6.65%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.06%	0.11%	1.64%
Barclays Government/Credit Bond Index	1.90%	-0.65%	5.21%	4.82%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

†	Not Annualized

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Balanced Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Balanced Class A	1.18%	1.21%
Balanced Class B	2.04%	2.27%
Balanced Class C	1.89%	1.89%
Balanced Class R3	1.40%	1.51%
Balanced Class R4	1.10%	1.15%
Balanced Class R5	0.80%	0.86%
Balanced Class Y	0.74%	0.74%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Karen H. Grimes, CFA	John C. Keogh
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Fund returned 5.91%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s custom benchmark, (60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index), which returned 5.71% for the same period. The Fund outperformed the 5.03% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities surged during the period, nearing another all-time high in April. U.S. stocks finished 2013 with their best return since 1997 amid accommodative rhetoric from the U.S. Federal Reserve (the Fed) chair nominee Janet Yellen and the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January. However, U.S. equities began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite myriad adverse weather-influenced economic data, the S&P 500 rebounded from January's pullback and finished February at an all-time high. Robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites. In March, momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the five-year-old bull market. This rotation out of the momentum and high-beta areas of the market continued in April, but the trend appeared to be abating toward the end of the month.

Equity markets, as measured by the S&P 500 Index, returned 8% during the period. Within the S&P 500 Index, Utilities (+14%), Healthcare (+11%), and Information Technology (+11%) posted the largest gains, while only one sector, Telecommunication Services (-1%), detracted from absolute returns.

The bond market, as measured by the Barclays Government/Credit Bond Index, returned 1.90% during the period. Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the Fed finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as emerging market concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity and fixed income portions of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative results as the Fund was overweight

3

The Hartford Balanced Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

equities relative to the benchmark in an environment where equities outperformed.

Equity outperformance versus the benchmark was driven primarily by sector allocation, as underweights to Telecommunication Services and Consumer Staples, as well as an overweight to Healthcare, contributed to positive benchmark-relative performance. Weak security selection within the Information Technology and Industrials sectors detracted from benchmark-relative returns during the period, but this was partially offset by strong selection within Healthcare and Consumer Staples.

Top contributors to relative performance in the equity portion of the Fund during the period were AstraZeneca (Healthcare), Merck (Healthcare), and UCB (Healthcare). Shares of AstraZeneca, a U.K.-based multinational pharmaceutical company focused on cardiovascular, gastrointestinal, respiratory, oncology, and neuroscience treatments, outperformed on news that U.S.-based pharmaceutical giant Pfizer offered to acquire the company at a price that AstraZeneca dismissed as being too low. Shares of Merck, a global pharmaceutical company, benefited from improved investor sentiment regarding the firm's large opportunity with its immuno-oncology program, a potential multi-billion dollar market that could completely change the way cancer is treated. Shares of UCB, a Belgium-based biopharmaceutical company that specializes in diseases of the central nervous system and immunology, rose significantly over the period as the company reported solid first quarter results and reiterated its full-year guidance. The Fund’s holding in Wells Fargo (Financials) and Microsoft (Information Technology) also contributed positively to the Fund’s returns on an absolute basis.

Stocks that detracted the most from absolute and relative returns in the equity portion of the Fund during the period included Symantec (Information Technology), Lowe’s (Consumer Discretionary), and Vertex Pharmaceuticals (Healthcare). Shares of Symantec, a U.S.-based vendor of information technology security solutions, underperformed as the firm recently overhauled their sales force structure as part of a renewed focus to enhance their marketing strategy, which negatively impacted revenues over the period. Shares of Lowe’s, a U.S.-based home improvement retailer, underperformed after the company issued a mixed quarterly earnings report and earnings and operating margins slightly missed consensus expectations. Shares of Vertex Pharmaceuticals, a biotechnology firm with a focus on cancer and neurodegenerative diseases, underperformed following disappointing quarterly earnings.

The fixed income portion of the Fund also outperformed its benchmark during the period. An out-of-benchmark allocation to agency pass-through mortgages was the primary driver of benchmark-relative outperformance. Out-of-benchmark allocations to Commercial Mortgage Backed Securities (CMBS) and Asset Backed Securities (ABS) also contributed to relative results. Underweight allocations to investment grade Industrials and Utilities detracted from relative returns, while an overweight allocation to Financials contributed to benchmark-relative performance over the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains poised for continued moderate growth. While we are seeing turnover activity in housing take a breather as a result of higher mortgage rates and house prices, our expectation remains that the second half of this year should see renewed momentum.

4

The Hartford Balanced Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Diversification by Security Type

as of April 30, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	69.0
Total	69.0
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.2
Corporate Bonds	10.6
Foreign Government Obligations	0.1
Municipal Bonds	0.8
U.S. Government Agencies	2.4
U.S. Government Securities	15.3
Total	29.4
Short-Term Investments	2.4
Other Assets and Liabilities	(0.8)
Total	100.0%

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Aaa / AAA	3.7
Aa / AA	16.0
A	4.3
Baa / BBB	5.3
Ba / BB	0.1
Non-Debt Securities and Other Short-Term Instruments	71.4
Other Assets and Liabilities	(0.8)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

5

The Hartford Balanced Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 69.0%
	Automobiles and Components - 0.6%
275	Ford Motor Co.	$4,436

	Banks - 4.1%
109	BB&T Corp.	4,073
103	PNC Financial Services Group, Inc.	8,656
314	Wells Fargo & Co.	15,562
		28,291
	Capital Goods - 4.8%
63	3M Co.	8,790
71	Eaton Corp. plc	5,187
94	Fortune Brands Home & Security, Inc.	3,738
95	Ingersoll-Rand plc	5,693
65	PACCAR, Inc.	4,159
47	United Technologies Corp.	5,526
		33,093
	Consumer Durables and Apparel - 0.6%
35	PVH Corp.	4,407

	Diversified Financials - 6.7%
37	Ameriprise Financial, Inc.	4,142
23	BlackRock, Inc.	6,953
168	Citigroup, Inc.	8,063
31	Goldman Sachs Group, Inc.	4,922
168	Invesco Ltd.	5,922
252	JP Morgan Chase & Co.	14,124
106	Santander Consumer USA Holdings, Inc. ●	2,415
		46,541
	Energy - 7.0%
66	Anadarko Petroleum Corp.	6,555
235	BG Group plc	4,751
59	Chevron Corp.	7,443
46	EOG Resources, Inc.	4,508
100	Exxon Mobil Corp.	10,190
108	Halliburton Co.	6,818
54	Occidental Petroleum Corp.	5,170
70	Southwestern Energy Co. ●	3,371
		48,806
	Food and Staples Retailing - 1.0%
91	CVS Caremark Corp.	6,639

	Food, Beverage and Tobacco - 3.6%
33	Anheuser-Busch InBev N.V. ADR	3,492
36	Diageo plc ADR	4,432
63	Kraft Foods Group, Inc.	3,587
116	Mondelez International, Inc.	4,125
49	Philip Morris International, Inc.	4,195
122	Unilever N.V. NY Shares ADR	5,215
		25,046
	Health Care Equipment and Services - 2.6%
66	Baxter International, Inc.	4,775
101	Covidien plc	7,196
82	UnitedHealth Group, Inc.	6,161
		18,132
	Insurance - 2.5%
109	American International Group, Inc.	5,781
165	Marsh & McLennan Cos., Inc.	8,151
112	Unum Group	3,713
		17,645
	Materials - 2.0%
122	Dow Chemical Co.	6,068
100	International Paper Co.	4,656
61	Nucor Corp.	3,167
		13,891
	Media - 2.9%
58	CBS Corp. Class B	3,362
110	Comcast Corp. Class A	5,678
114	Thomson Reuters Corp.	4,135
89	Walt Disney Co.	7,053
		20,228
	Pharmaceuticals, Biotechnology and Life Sciences - 10.6%
75	Agilent Technologies, Inc.	4,069
45	Amgen, Inc.	5,006
81	AstraZeneca plc ADR	6,372
158	Bristol-Myers Squibb Co.	7,914
40	Celgene Corp. ●	5,851
70	Gilead Sciences, Inc. ●	5,502
28	Johnson & Johnson	2,867
228	Merck & Co., Inc.	13,363
28	Roche Holding AG	8,153
91	UCB S.A.	7,504
75	Vertex Pharmaceuticals, Inc. ●	5,067
56	Zoetis, Inc.	1,704
		73,372
	Retailing - 3.0%
2,007	Allstar Co. ⌂●†	2,878
10	AutoZone, Inc. ●	5,286
77	Home Depot, Inc.	6,090
69	Nordstrom, Inc.	4,198
32	Tory Burch LLC ⌂●†	2,181
		20,633
	Semiconductors and Semiconductor Equipment - 3.7%
117	Analog Devices, Inc.	6,001
282	Intel Corp.	7,513
278	Maxim Integrated Products, Inc.	9,018
66	Xilinx, Inc.	3,129
		25,661
	Software and Services - 6.5%
79	Accenture plc	6,354
97	eBay, Inc. ●	5,038
6	Google, Inc. Class A ●	3,316
12	Google, Inc. Class C ●	6,425
307	Microsoft Corp.	12,403
142	Oracle Corp.	5,809
288	Symantec Corp.	5,849
		45,194
	Technology Hardware and Equipment - 4.3%
12	Apple, Inc.	7,199
497	Cisco Systems, Inc.	11,495
288	EMC Corp.	7,417
52	Qualcomm, Inc.	4,054
		30,165
	Telecommunication Services - 0.4%
57	Verizon Communications, Inc.	2,679

	Transportation - 0.8%
41	FedEx Corp.	5,641

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 69.0% - (continued)
	Utilities - 1.3%
87	NextEra Energy, Inc.	$8,637

	Total Common Stocks
	( Cost $338,716)	$479,137

Asset and Commercial Mortgage Backed Securities - 0.2%
	Finance and Insurance - 0.2%
	Ally Master Owner Trust
$900	1.54%, 09/15/2019	$898
	Hilton USA Trust
345	2.66%, 11/05/2030 ■	348
		1,246

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $1,245)	$1,246

Corporate Bonds - 10.6%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$636	5.98%, 04/19/2022	$723
	Southwest Airlines Co.
400	5.75%, 12/15/2016	443
526	6.15%, 08/01/2022	610
		1,776
	Arts, Entertainment and Recreation - 0.8%
	21st Century Fox America
180	4.00%, 10/01/2023	186
	CBS Corp.
710	3.38%, 03/01/2022	705
	Comcast Corp.
320	3.60%, 03/01/2024	325
310	4.65%, 07/15/2042	318
60	4.75%, 03/01/2044	62
1,000	5.90%, 03/15/2016	1,095
150	6.40%, 05/15/2038	187
	DirecTV Holdings LLC
600	4.45%, 04/01/2024	609
665	6.38%, 03/01/2041	746
	Discovery Communications, Inc.
55	3.25%, 04/01/2023	53
65	4.88%, 04/01/2043	65
45	4.95%, 05/15/2042	46
	News America, Inc.
220	4.50%, 02/15/2021	240
	Time Warner Cable, Inc.
780	5.85%, 05/01/2017	884
10	5.88%, 11/15/2040	11
80	6.55%, 05/01/2037	98
50	6.75%, 06/15/2039	63
60	7.30%, 07/01/2038	80
	Viacom, Inc.
145	3.88%, 12/15/2021	151
		5,924
	Beverage and Tobacco Product Manufacturing - 0.5%
	Altria Group, Inc.
350	4.50%, 05/02/2043	331
520	4.75%, 05/05/2021	570
	Anheuser-Busch InBev Worldwide, Inc.
610	7.75%, 01/15/2019	757
	BAT International Finance plc
565	3.25%, 06/07/2022 ■	557
	Coca-Cola FEMSA SAB CV
222	2.38%, 11/26/2018	223
250	3.88%, 11/26/2023	253
	Diageo Capital plc
370	2.63%, 04/29/2023	349
	Molson Coors Brewing Co.
12	2.00%, 05/01/2017	12
180	3.50%, 05/01/2022	181
85	5.00%, 05/01/2042	91
	Philip Morris International, Inc.
300	2.63%, 03/06/2023	285
		3,609
	Computer and Electronic Product Manufacturing - 0.2%
	Apple, Inc.
300	2.85%, 05/06/2021 ☼	301
270	3.45%, 05/06/2024 ☼	271
35	4.45%, 05/06/2044 ☼	35
	Cisco Systems, Inc.
200	2.90%, 03/04/2021	201
	SBA Tower Trust
370	4.25%, 04/15/2015 ■Δ	382
		1,190
	Couriers and Messengers - 0.1%
	FedEx Corp.
50	2.63%, 08/01/2022	48
80	2.70%, 04/15/2023	75
180	4.90%, 01/15/2034	190
300	5.10%, 01/15/2044	319
		632
	Finance and Insurance - 5.0%
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,377
	American International Group, Inc.
180	4.13%, 02/15/2024	188
	Avalonbay Communities, Inc.
150	3.63%, 10/01/2020	156
	Bank of America Corp.
1,200	5.00%, 05/13/2021	1,322
1,200	5.42%, 03/15/2017	1,321
	Barclays Bank plc
200	2.50%, 02/20/2019	202
150	6.05%, 12/04/2017 ■	170
	BNP Paribas
425	2.40%, 12/12/2018	428
65	3.25%, 03/03/2023	64
	BP Capital Markets plc
25	3.99%, 09/26/2023	26
575	4.75%, 03/10/2019	643
	BPCE S.A.
375	2.50%, 12/10/2018	378
250	4.00%, 04/15/2024	250
200	5.15%, 07/21/2024 ■	203
	Brandywine Operating Partnership L.P.
350	5.70%, 05/01/2017	386

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 10.6% - (continued)
	Finance and Insurance - 5.0% - (continued)
	Capital One Bank
$345	2.15%, 11/21/2018	$345
	Capital One Financial Corp.
445	2.15%, 03/23/2015	452
615	3.75%, 04/24/2024	616
	CDP Financial, Inc.
575	4.40%, 11/25/2019 ■	637
	Citigroup, Inc.
300	4.95%, 11/07/2043	311
140	5.30%, 05/06/2044 ☼	141
800	5.85%, 08/02/2016	881
300	6.13%, 05/15/2018	345
105	8.13%, 07/15/2039	154
	Credit Agricole S.A.
405	2.50%, 04/15/2019 ■	405
	Deutsche Bank AG/London
400	2.50%, 02/13/2019	404
	Discover Financial Services, Inc.
645	6.45%, 06/12/2017	736
	Eaton Vance Corp.
99	6.50%, 10/02/2017	114
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	902
	Five Corners Funding Trust
315	4.42%, 11/15/2023 ■	329
	Ford Motor Credit Co. LLC
615	2.38%, 03/12/2019	615
	General Electric Capital Corp.
400	3.10%, 01/09/2023	396
800	4.63%, 01/07/2021	885
925	5.88%, 01/14/2038	1,108
	Goldman Sachs Group, Inc.
655	2.38%, 01/22/2018	663
475	3.63%, 01/22/2023	471
250	3.70%, 08/01/2015	259
595	5.63%, 01/15/2017	656
470	6.25%, 02/01/2041	561
	HCP, Inc.
335	6.00%, 01/30/2017	377
	HSBC Holdings plc
650	6.10%, 01/14/2042	806
	ING Bank N.V.
900	3.75%, 03/07/2017 ■	957
	JP Morgan Chase & Co.
650	3.25%, 09/23/2022	642
475	3.70%, 01/20/2015	486
1,045	5.13%, 09/15/2014	1,063
230	5.40%, 01/06/2042	258
100	6.30%, 04/23/2019	118
	Liberty Mutual Group, Inc.
100	4.25%, 06/15/2023 ■	103
	Loews Corp.
165	2.63%, 05/15/2023	154
	Merrill Lynch & Co., Inc.
300	6.40%, 08/28/2017	344
	MetLife, Inc.
525	3.60%, 04/10/2024	529
235	4.88%, 11/13/2043	249
	Morgan Stanley
425	2.50%, 01/24/2019	425
550	5.75%, 01/25/2021	631
	National City Corp.
125	6.88%, 05/15/2019	149
	Nissan Motor Acceptance Corp.
700	1.80%, 03/15/2018 ■	695
	Nordea Bank AB
330	3.70%, 11/13/2014 ■	336
	PNC Funding Corp.
625	5.40%, 06/10/2014	628
	Prudential Financial, Inc.
300	4.50%, 11/15/2020	328
	Rabobank Netherlands
750	3.20%, 03/11/2015 ■	768
	Republic New York Capital I
250	7.75%, 11/15/2026	253
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,201
	State Grid Overseas Investment
380	2.75%, 05/07/2019 ■☼	379
	Svenska Handelsbanken AB
550	4.88%, 06/10/2014 ■	552
	U.S. Bancorp
165	3.70%, 01/30/2024	169
	Wachovia Corp.
100	5.75%, 06/15/2017	114
	WEA Finance LLC
250	7.13%, 04/15/2018 ■	297
	Wellpoint, Inc.
81	3.30%, 01/15/2023	79
	Wells Fargo & Co.
1,794	4.48%, 01/16/2024	1,871
		34,461
	Food Manufacturing - 0.2%
	ConAgra Foods, Inc.
50	1.90%, 01/25/2018	50
45	3.20%, 01/25/2023	43
	Kellogg Co.
188	4.00%, 12/15/2020	198
	Kraft Foods Group, Inc.
145	2.25%, 06/05/2017	149
90	3.50%, 06/06/2022	91
155	5.00%, 06/04/2042	165
	Mondelez International, Inc.
700	4.13%, 02/09/2016	741
		1,437
	Health Care and Social Assistance - 0.5%
	Amgen, Inc.
700	5.15%, 11/15/2041	739
	Catholic Health Initiatives
155	2.60%, 08/01/2018	155
	CVS Caremark Corp.
470	4.00%, 12/05/2023	487
	Eli Lilly & Co.
215	4.65%, 06/15/2044	224
	Gilead Sciences, Inc.
195	3.70%, 04/01/2024	198
	GlaxoSmithKline Capital, Inc.
460	2.80%, 03/18/2023	445

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 10.6% - (continued)
	Health Care and Social Assistance - 0.5% - (continued)
	Kaiser Foundation Hospitals
$60	3.50%, 04/01/2022	$59
115	4.88%, 04/01/2042	123
	McKesson Corp.
25	2.85%, 03/15/2023	24
205	3.80%, 03/15/2024	207
	Medtronic, Inc.
65	3.63%, 03/15/2024	66
	Merck & Co., Inc.
315	2.80%, 05/18/2023	303
125	4.15%, 05/18/2043	123
	Novartis Capital Corp.
550	3.40%, 05/06/2024	555
	Zoetis, Inc.
30	3.25%, 02/01/2023	29
35	4.70%, 02/01/2043	36
		3,773
	Information - 0.7%
	America Movil S.A.B. de C.V.
250	3.13%, 07/16/2022	242
	AT&T, Inc.
175	6.55%, 02/15/2039	210
	Orange S.A.
250	4.13%, 09/14/2021	263
	Verizon Communications, Inc.
45	3.45%, 03/15/2021	46
490	3.50%, 11/01/2021	498
880	4.50%, 09/15/2020	959
130	4.75%, 11/01/2041	128
1,180	6.40%, 09/15/2033	1,423
730	6.55%, 09/15/2043	901
		4,670
	Mining - 0.1%
	BHP Billiton Finance USA Ltd.
335	3.85%, 09/30/2023	347
	Rio Tinto Finance USA Ltd.
365	2.25%, 12/14/2018	367
		714
	Miscellaneous Manufacturing - 0.0%
	United Technologies Corp.
65	3.10%, 06/01/2022	66

	Motor Vehicle and Parts Manufacturing - 0.1%
	Daimler Finance NA LLC
1,000	2.63%, 09/15/2016 ■	1,035

	Other Services - 0.0%
	Illinois Tool Works, Inc.
365	3.50%, 03/01/2024	368

	Petroleum and Coal Products Manufacturing - 0.5%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,333
	Chevron Corp.
200	3.19%, 06/24/2023	200
	Gazprom Neft OAO via GPN Capital S.A.
200	4.38%, 09/19/2022 ■	165
	Motiva Enterprises LLC
80	5.75%, 01/15/2020 ■	91
	Schlumberger Investment S.A.
330	3.65%, 12/01/2023	337
	Shell International Finance B.V.
450	4.38%, 03/25/2020	499
	Statoil ASA
310	2.90%, 11/08/2020	316
	Total Capital S.A.
325	2.70%, 01/25/2023	311
		3,252
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
1,000	6.95%, 01/15/2038	1,213

	Professional, Scientific and Technical Services - 0.1%
	IBM Corp.
600	3.63%, 02/12/2024	608

	Real Estate, Rental and Leasing - 0.1%
	ERAC USA Finance Co.
70	2.75%, 03/15/2017 ■	72
510	4.50%, 08/16/2021 ■	546
250	5.63%, 03/15/2042 ■	280
		898
	Retail Trade - 0.3%
	Amazon.com, Inc.
285	2.50%, 11/29/2022	266
	AutoZone, Inc.
200	3.13%, 07/15/2023	191
355	3.70%, 04/15/2022	361
	Kroger (The) Co.
125	3.30%, 01/15/2021	126
230	4.00%, 02/01/2024	236
	Lowe's Cos., Inc.
600	4.63%, 04/15/2020	661
		1,841
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Procter & Gamble Co.
1,536	9.36%, 01/01/2021	1,955

	Utilities - 0.6%
	Consolidated Edison Co. of NY
655	5.30%, 12/01/2016	723
	Electricitie De France
525	4.88%, 01/22/2044 ■	541
525	5.63%, 01/22/2024 ■♠	541
	Indianapolis Power and Light
750	6.60%, 06/01/2037 ■	931
	Pacific Gas & Electric Co.
135	3.85%, 11/15/2023	138
85	5.13%, 11/15/2043	93
	Southern California Edison Co.
750	5.55%, 01/15/2037	879
		3,846

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 10.6% - (continued)
	Wholesale Trade - 0.0%
	Heineken N.V.
$245	2.75%, 04/01/2023 ■	$232
10	4.00%, 10/01/2042 ■	9
		241
	Total Corporate Bonds
	(Cost $68,869)	$73,509

Foreign Government Obligations - 0.1%

	Mexico - 0.1%
	United Mexican States
$372	3.50%, 01/21/2021	$379

	Poland - 0.0%
	Poland (Republic of)
285	4.00%, 01/22/2024	287

	Total Foreign Government Obligations
	(Cost $652)	$666

Municipal Bonds - 0.8%
	General Obligations - 0.2%
	California State GO, Taxable,
$250	7.55%, 04/01/2039	$354
	Chicago, IL, Metropolitan Water Reclamation GO,
130	5.72%, 12/01/2038	153
	Los Angeles, CA, USD GO,
800	5.75%, 07/01/2034	953
		1,460
	Health Care/Services - 0.1%
	University of California,
100	6.55%, 05/15/2048	127
	University of California, Regents MedCenter Pooled Rev,
375	6.58%, 05/15/2049	478
		605
	Higher Education (Univ., Dorms, etc.) - 0.0%
	University of California, Build America Bonds Rev,
370	5.77%, 05/15/2043	440

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Sales Tax Rev,
425	6.00%, 12/01/2044	533

	Transportation - 0.4%
	Bay Area, CA, Toll Auth Bridge Rev,
575	6.26%, 04/01/2049	758
	Illinois State Toll Highway Auth, Taxable Rev,
350	6.18%, 01/01/2034	433
	Maryland State Transportation Auth,
255	5.89%, 07/01/2043	315
	New York & New Jersey PA,
185	5.86%, 12/01/2024	222
115	6.04%, 12/01/2029	140
	North Texas Tollway Auth Rev,
730	6.72%, 01/01/2049	990
		2,858
	Utilities - Combined - 0.0%
	Utility Debt Securitization Auth, New York,
100	3.44%, 12/15/2025	103

	Total Municipal Bonds
	(Cost $4,886)	$5,999

U.S. Government Agencies - 2.4%
	FHLMC - 1.2%
$73	4.00%, 03/01/2041	$77
7,820	4.50%, 08/01/2033 - 01/01/2044	8,417
		8,494
	FNMA - 0.9%
5,900	4.50%, 05/15/2044 ☼	6,334

	GNMA - 0.3%
496	6.00%, 11/20/2023 - 09/15/2034	556
654	6.50%, 04/15/2026 - 02/15/2035	740
691	7.00%, 11/15/2031 - 11/15/2033	813
140	8.00%, 12/15/2029 - 02/15/2031	153
		2,262
	Total U.S. Government Agencies
	(Cost $16,673)	$17,090

U.S. Government Securities - 15.3%
Other Direct Federal Obligations - 0.9%
	FFC - 0.9%
$5,000	9.80%, 04/06/2018	$6,554

U.S. Treasury Securities - 14.4%
	U.S. Treasury Bonds - 1.6%
865	2.75%, 11/15/2042	754
5,670	2.88%, 05/15/2043	5,055
3,498	3.13%, 02/15/2043	3,287
1,400	6.00%, 02/15/2026	1,853
		10,949
	U.S. Treasury Notes - 12.8%
1,170	0.13%, 04/30/2015	1,170
23,595	0.25%, 05/31/2015 - 11/30/2015	23,602
7,870	0.38%, 06/30/2015 - 08/31/2015 □	7,892
1,500	0.63%, 05/31/2017	1,486
534	0.88%, 01/31/2017	535
9,300	1.00%, 09/30/2016 - 05/31/2018 ‡	9,294
13,125	1.25%, 10/31/2015 - 11/30/2018	13,280
9,400	1.38%, 09/30/2018	9,349
5,000	1.50%, 06/30/2016	5,108
8,075	2.75%, 11/15/2023 - 02/15/2024	8,159
955	3.50%, 05/15/2020	1,039
1,950	3.88%, 05/15/2018	2,146
5,200	4.50%, 05/15/2017 ‡	5,762
		88,822
		99,771
	Total U.S. Government Securities
	(Cost $103,374)	$106,325

	Total Long-Term Investments
	(Cost $534,415)	$683,972

The accompanying notes are an integral part of these financial statements.

10

The Hartford Balanced Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 2.4%
Repurchase Agreements - 2.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $711, collateralized by GNMA 4.00%, 2044, value of $726)
$711	0.05%, 4/30/2014		$711
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$3,533, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$3,604)
3,533	0.04%, 4/30/2014		3,533
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,250, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $1,275)
1,250	0.04%, 4/30/2014		1,250
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $3,096, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $3,158)
3,096	0.04%, 4/30/2014		3,096
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,882, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $1,920)
1,882	0.05%, 4/30/2014		1,882
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,548, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $1,579)
1,548	0.04%, 4/30/2014		1,548
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$4,300, collateralized by FHLMC 3.50% - 4.00%,
2026 - 2042, FNMA 3.00% - 5.00%, 2025 -
2043, U.S. Treasury Note 3.13%, 2017, value of
	$4,386)
4,300	0.05%, 4/30/2014		4,300
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $22, collateralized by U.S. Treasury Note 2.13%, 2015, value of $22)
22	0.04%, 4/30/2014		22
			16,342
	Total Short-Term Investments
	(Cost $16,342)		$16,342

	Total Investments
	(Cost $550,757) ▲	100.8%	$700,314
	Other Assets and Liabilities	(0.8)%	(5,588)
	Total Net Assets	100.0%	$694,726

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:

Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $552,392 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$153,736
Unrealized Depreciation	(5,814)
Net Unrealized Appreciation	$147,922

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $5,059, which represents 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $7,431 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $11,561, which represents 1.7% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	2,007	Allstar Co.	$873
11/2013	32	Tory Burch LLC	2,539

At April 30, 2014, the aggregate value of these securities was $5,059, which represents 0.7% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2014.

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury CME Ultra Long Term Bond Future	16	06/19/2014	$2,352	$2,356	$4	$—	$14	$—

Short position contracts:
U.S. Treasury 10-Year Note Future	31	06/19/2014	$3,842	$3,857	$—	$(15)	$—	$(13)

Total futures contracts					$4	$(15)	$14	$(13)

* The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Balanced Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

Other Abbreviations:
ADR	American Depositary Receipt
FFC	Federal Financing Corp.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$1,246	$—	$1,246	$—
Common Stocks ‡	479,137	453,670	20,408	5,059
Corporate Bonds	73,509	—	72,176	1,333
Foreign Government Obligations	666	—	666	—
Municipal Bonds	5,999	—	5,999	—
U.S. Government Agencies	17,090	—	17,090	—
U.S. Government Securities	106,325	2,219	104,106	—
Short-Term Investments	16,342	—	16,342	—
Total	$700,314	$455,889	$238,033	$6,392
Futures *	$4	$4	$—	$—
Total	$4	$4	$—	$—
Liabilities:
Futures *	$15	$15	$—	$—
Total	$15	$15	$—	$—

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2014
Assets:
Common Stocks	$3,849	$140	$(972	)*	$—	$2,539	$(497)	$—	$—	$5,059
Corporate Bonds	1,323	—	36	†	—	—	(26)	—	—	1,333
Total	$5,172	$140	$(936)		$—	$2,539	$(523)	$—	$—	$6,392

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(857).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $36.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Balanced Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $550,757)	$700,314
Cash	—
Receivables:
Investment securities sold	10,662
Fund shares sold	817
Dividends and interest	2,223
Variation margin on financial derivative instruments	14
Other assets	92
Total assets	714,122
Liabilities:
Payables:
Investment securities purchased	17,510
Fund shares redeemed	1,601
Investment management fees	76
Administrative fees	—
Distribution fees	44
Variation margin on financial derivative instruments	13
Accrued expenses	152
Total liabilities	19,396
Net assets	$694,726
Summary of Net Assets:
Capital stock and paid-in-capital	$693,164
Undistributed net investment income	799
Accumulated net realized loss	(148,789)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	149,552
Net assets	$694,726

Shares authorized	910,000
Par value	$0 .001
Class A: Net asset value per share/Maximum offering price per share	$19.60/$20.74
Shares outstanding	28,820
Net assets	$564,855
Class B: Net asset value per share	$19.47
Shares outstanding	516
Net assets	$10,057
Class C: Net asset value per share	$19.60
Shares outstanding	5,931
Net assets	$116,268
Class R3: Net asset value per share	$19.80
Shares outstanding	32
Net assets	$635
Class R4: Net asset value per share	$19.82
Shares outstanding	33
Net assets	$656
Class R5: Net asset value per share	$19.85
Shares outstanding	7
Net assets	$149
Class Y: Net asset value per share	$19.86
Shares outstanding	106
Net assets	$2,106

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$5,731
Interest	2,858
Less: Foreign tax withheld	(89)
Total investment income	8,500

Expenses:
Investment management fees	2,265
Administrative services fees
Class R3	1
Class R4	—
Class R5	—
Transfer agent fees
Class A	530
Class B	31
Class C	67
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	688
Class B	57
Class C	542
Class R3	2
Class R4	1
Custodian fees	3
Accounting services fees	60
Registration and filing fees	61
Board of Directors' fees	8
Audit fees	8
Other expenses	61
Total expenses (before waivers and fees paid indirectly)	4,385
Expense waivers	—
Transfer agent fee waivers	(13)
Commission recapture	(1)
Total waivers and fees paid indirectly	(14)
Total expenses, net	4,371
Net Investment Income	4,129
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	25,514
Net realized loss on securities sold short	(125)
Net realized loss on futures contracts	(127)
Net realized gain on swap contracts	37
Net realized gain on foreign currency contracts	7
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	25,306
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	8,945
Net unrealized appreciation of securities sold short	4
Net unrealized depreciation of futures contracts	(11)
Net unrealized depreciation of swap contracts	(9)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	8,932
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	34,238
Net Increase in Net Assets Resulting from Operations	$38,367

The accompanying notes are an integral part of these financial statements.

16

The Hartford Balanced Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$4,129	$6,862
Net realized gain on investments, other financial instruments and foreign currency transactions	25,306	25,722
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	8,932	64,392
Net Increase in Net Assets Resulting from Operations	38,367	96,976
Distributions to Shareholders:
From net investment income
Class A	(3,396)	(6,295)
Class B	(18)	(45)
Class C	(321)	(477)
Class R3	(3)	(5)
Class R4	(4)	(18)
Class R5	(1)	(2)
Class Y	(17)	(31)
Total distributions	(3,760)	(6,873)
Capital Share Transactions:
Class A	(5,900)	(15,316)
Class B	(2,749)	(5,676)
Class C	10,500	9,097
Class R3	(34)	192
Class R4	94	(1,120)
Class R5	1	—
Class Y	28	(118)
Net increase (decrease) from capital share transactions	1,940	(12,941)
Net Increase in Net Assets	36,547	77,162
Net Assets:
Beginning of period	658,179	581,017
End of period	$694,726	$658,179
Undistributed (distribution in excess of) net investment income	$799	$430

The accompanying notes are an integral part of these financial statements.

17

The Hartford Balanced Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Balanced Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on

18

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value,

19

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign

20

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments

21

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had no open dollar roll transactions as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

22

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded

23

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swap contracts as of April 30, 2014.

24

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$14	$—	$—	$—	$—	$—	$14
Total	$14	$—	$—	$—	$—	$—	$14

Liabilities:
Variation margin payable *	$13	$—	$—	$—	$—	$—	$13
Total	$13	$—	$—	$—	$—	$—	$13

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(11) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(127)	$—	$—	$—	$—	$—	$(127)
Net realized gain on swap contracts	—	—	37	—	—	—	37
Net realized gain on foreign currency contracts	—	7	—	—	—	—	7
Total	$(127)	$7	$37	$—	$—	$—	$(83)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures contracts	$(11)	$—	$—	$—	$—	$—	$(11)
Net change in unrealized depreciation of swap contracts	—	—	(9)	—	—	—	(9)
Total	$(11)	$—	$(9)	$—	$—	$—	$(20)

25

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - Variation margin receivable	$14	$(13)	$—	$—	$1
Total subject to a master netting or similar arrangement	$14	$(13)	$—	$—	$1

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged		Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$13	$(13)	$(85	)†	$—	$—
Total subject to a master netting or similar arrangement	$13	$(13)	$(85)		$—	$—

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual

26

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$6,873	$8,035

27

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$430
Accumulated Capital Losses*	(172,460)
Unrealized Appreciation†	138,985
Total Accumulated Deficit	$(33,045)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$6
Accumulated Net Realized Gain (Loss)	(6)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$172,460
Total	$172,460

During the year ended October 31, 2013, the Fund utilized $26,316 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.40%	1.10%	0.80%	NA

29

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.18%
Class B	2.05
Class C	1.86
Class R3	1.40
Class R4	1.10
Class R5	0.80
Class Y	0.73

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $372 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

30

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	100%*

*	Percentage amount rounds to 100%.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$161,250	$35,746	$196,996
Sales Proceeds	156,543	31,226	187,769

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,584	172	(2,067)	(311)	3,048	354	(4,345)	(943)
Amount	$30,395	$3,302	$(39,597)	$(5,900)	$53,386	$6,101	$(74,803)	$(15,316)
Class B
Shares	17	1	(162)	(144)	80	3	(414)	(331)
Amount	$329	$17	$(3,095)	$(2,749)	$1,391	$44	$(7,111)	$(5,676)
Class C
Shares	862	16	(328)	550	1,176	26	(701)	501
Amount	$16,470	$305	$(6,275)	$10,500	$20,822	$454	$(12,179)	$9,097
Class R3
Shares	5	—	(7)	(2)	12	—	(1)	11
Amount	$107	$3	$(144)	$(34)	$213	$5	$(26)	$192
Class R4
Shares	7	—	(2)	5	19	1	(82)	(62)
Amount	$128	$3	$(37)	$94	$320	$17	$(1,457)	$(1,120)
Class R5
Shares	—	—	—	—	—	—	—	—
Amount	$—	$1	$—	$1	$—	$2	$(2)	$—
Class Y
Shares	12	1	(12)	1	15	2	(23)	(6)
Amount	$240	$17	$(229)	$28	$259	$31	$(408)	$(118)
Total
Shares	2,487	190	(2,578)	99	4,350	386	(5,566)	(830)
Amount	$47,669	$3,648	$(49,377)	$1,940	$76,391	$6,654	$(95,986)	$(12,941)

31

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	71	$1,377
For the Year Ended October 31, 2013	157	$2,711

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

32

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

33

The Hartford Balanced Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$18.62	$0.13	$0.97	$1.10	$(0.12)	$—	$(0.12)	$19.60	5.91	%(D)	$564,855	1.18	%(E)	1.18	%(E)	1.35	%(E)
B	18.50	0.05	0.95	1.00	(0.03)	—	(0.03)	19.47	5.41	(D)	10,057	2.28	(E)	2.05	(E)	0.48	(E)
C	18.63	0.06	0.97	1.03	(0.06)	—	(0.06)	19.60	5.51	(D)	116,268	1.86	(E)	1.86	(E)	0.67	(E)
R3	18.81	0.11	0.97	1.08	(0.09)	—	(0.09)	19.80	5.77	(D)	635	1.49	(E)	1.40	(E)	1.10	(E)
R4	18.83	0.14	0.97	1.11	(0.12)	—	(0.12)	19.82	5.90	(D)	656	1.15	(E)	1.10	(E)	1.42	(E)
R5	18.85	0.17	0.98	1.15	(0.15)	—	(0.15)	19.85	6.14	(D)	149	0.85	(E)	0.80	(E)	1.72	(E)
Y	18.87	0.17	0.98	1.15	(0.16)	—	(0.16)	19.86	6.11	(D)	2,106	0.73	(E)	0.73	(E)	1.78	(E)

For the Year Ended October 31, 2013
A	$16.06	$0.22	$2.56	$2.78	$(0.22)	$—	$(0.22)	$18.62	17.40%		$542,452	1.21%		1.18%		1.24%
B	15.94	0.07	2.54	2.61	(0.05)	—	(0.05)	18.50	16.43		12,206	2.27		2.04		0.42
C	16.07	0.09	2.57	2.66	(0.10)	—	(0.10)	18.63	16.58		100,230	1.89		1.89		0.52
R3	16.23	0.17	2.59	2.76	(0.18)	—	(0.18)	18.81	17.11		641	1.51		1.40		0.98
R4	16.23	0.24	2.59	2.83	(0.23)	—	(0.23)	18.83	17.55		531	1.15		1.10		1.35
R5	16.26	0.28	2.59	2.87	(0.28)	—	(0.28)	18.85	17.81		140	0.86		0.80		1.62
Y	16.27	0.30	2.59	2.89	(0.29)	—	(0.29)	18.87	17.92		1,979	0.74		0.74		1.69

For the Year Ended October 31, 2012 (F)
A	$14.63	$0.22	$1.44	$1.66	$(0.23)	$—	$(0.23)	$16.06	11.42%		$483,041	1.24%		1.18%		1.40%
B	14.51	0.09	1.42	1.51	(0.08)	—	(0.08)	15.94	10.43		15,803	2.24		2.05		0.55
C	14.64	0.10	1.45	1.55	(0.12)	—	(0.12)	16.07	10.60		78,414	1.92		1.92		0.67
R3	14.78	0.18	1.47	1.65	(0.20)	—	(0.20)	16.23	11.22		378	1.56		1.40		1.17
R4	14.79	0.24	1.44	1.68	(0.24)	—	(0.24)	16.23	11.44		1,456	1.16		1.10		1.59
R5	14.81	0.28	1.46	1.74	(0.29)	—	(0.29)	16.26	11.84		121	0.88		0.80		1.78
Y	14.82	0.29	1.46	1.75	(0.30)	—	(0.30)	16.27	11.89		1,804	0.75		0.75		1.83

For the Year Ended October 31, 2011
A	$14.23	$0.18	$0.40	$0.58	$(0.18)	$—	$(0.18)	$14.63	4.10%		$488,193	1.23%		1.18%		1.20%
B	14.10	0.05	0.41	0.46	(0.05)	—	(0.05)	14.51	3.24		28,334	2.15		2.03		0.34
C	14.24	0.07	0.41	0.48	(0.08)	—	(0.08)	14.64	3.33		78,642	1.90		1.90		0.47
R3	14.38	0.15	0.41	0.56	(0.16)	—	(0.16)	14.78	3.87		228	1.52		1.40		0.98
R4	14.39	0.19	0.41	0.60	(0.20)	—	(0.20)	14.79	4.18		4,788	1.14		1.10		1.29
R5	14.40	0.24	0.41	0.65	(0.24)	—	(0.24)	14.81	4.52		107	0.85		0.80		1.58
Y	14.41	0.25	0.41	0.66	(0.25)	—	(0.25)	14.82	4.60		1,763	0.74		0.74		1.64

See Portfolio Turnover information on the next page.

34

The Hartford Balanced Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$12.67	$0.17	$1.55	$1.72	$(0.16)	$—	$(0.16)	$14.23	13.64%	$554,735	1.23%	1.18%	1.21%
B	12.54	0.06	1.53	1.59	(0.03)	—	(0.03)	14.10	12.72	48,096	2.13	2.03	0.38
C	12.67	0.07	1.56	1.63	(0.06)	—	(0.06)	14.24	12.89	92,526	1.90	1.90	0.49
R3	12.81	0.13	1.58	1.71	(0.14)	—	(0.14)	14.38	13.38	153	1.55	1.42	0.91
R4	12.81	0.18	1.57	1.75	(0.17)	—	(0.17)	14.39	13.72	1,420	1.13	1.12	1.28
R5	12.82	0.21	1.58	1.79	(0.21)	—	(0.21)	14.40	14.06	102	0.85	0.81	1.51
Y	12.83	0.23	1.57	1.80	(0.22)	—	(0.22)	14.41	14.14	1,685	0.73	0.73	1.66

For the Year Ended October 31, 2009
A	$10.80	$0.21	$1.94	$2.15	$(0.28)	$—	$(0.28)	$12.67	20.47%	$580,354	1.32%	1.15%	1.90%
B	10.69	0.12	1.92	2.04	(0.19)	—	(0.19)	12.54	19.42	73,778	2.25	2.04	1.06
C	10.80	0.12	1.94	2.06	(0.19)	—	(0.19)	12.67	19.46	98,891	1.98	1.98	1.08
R3	10.92	0.18	1.97	2.15	(0.26)	—	(0.26)	12.81	20.20	13	1.84	1.32	1.65
R4	10.92	0.17	2.01	2.18	(0.29)	—	(0.29)	12.81	20.47	1,275	1.13	1.13	1.61
R5	10.93	0.24	1.97	2.21	(0.32)	—	(0.32)	12.82	20.83	9	0.85	0.83	2.18
Y	10.93	0.28	1.95	2.23	(0.33)	—	(0.33)	12.83	20.98	1,610	0.76	0.76	2.49

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	20%
For the Year Ended October 31, 2013	27
For the Year Ended October 31, 2012	29
For the Year Ended October 31, 2011	43
For the Year Ended October 31, 2010	62
For the Year Ended October 31, 2009	73

35

The Hartford Balanced Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

36

The Hartford Balanced Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

37

The Hartford Balanced Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38

The Hartford Balanced Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,059.10	$6.00	$1,000.00	$1,018.97	$5.88	1.18%	181	365
Class B	$1,000.00	$1,054.10	$10.42	$1,000.00	$1,014.65	$10.22	2.05	181	365
Class C	$1,000.00	$1,055.10	$9.46	$1,000.00	$1,015.59	$9.28	1.86	181	365
Class R3	$1,000.00	$1,057.70	$7.14	$1,000.00	$1,017.85	$7.01	1.40	181	365
Class R4	$1,000.00	$1,059.00	$5.62	$1,000.00	$1,019.34	$5.51	1.10	181	365
Class R5	$1,000.00	$1,061.40	$4.09	$1,000.00	$1,020.83	$4.01	0.80	181	365
Class Y	$1,000.00	$1,061.10	$3.75	$1,000.00	$1,021.15	$3.68	0.73	181	365

39

The Hartford Balanced Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

40

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-B14 4/14 113290-3 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD BALANCED INCOME FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Balanced Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Income Fund inception 07/31/2006
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

Performance Overview 7/31/06 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Balanced Income A#	6.06%	8.47%	15.01%	7.77%
Balanced Income A##	0.23%	2.51%	13.71%	6.99%
Balanced Income B#	6.14%	8.56%	14.45%	7.16%
Balanced Income B##	1.14%	3.56%	14.22%	7.16%
Balanced Income C#	5.69%	7.67%	14.15%	6.97%
Balanced Income C##	4.69%	6.67%	14.15%	6.97%
Balanced Income I#	6.28%	8.83%	15.26%	7.93%
Balanced Income R3#	5.92%	8.27%	14.87%	7.81%
Balanced Income R4#	6.07%	8.58%	15.13%	7.97%
Balanced Income R5#	6.18%	8.82%	15.37%	8.11%
Balanced Income Y#	6.27%	8.93%	15.53%	8.21%
Balanced Income Fund Blended Index	6.47%	9.66%	14.43%	6.94%
Barclays Corporate Index	3.79%	0.86%	9.20%	6.56%
Barclays U.S. Corporate High Yield 2% Issuer Cap Index	4.72%	6.29%	15.68%	9.39%
JP Morgan Emerging Markets Bond Index Plus	3.26%	-3.39%	10.23%	7.95%
Russell 1000 Value Index	9.61%	20.90%	19.52%	6.14%

†	Not Annualized
▲	Inception: 07/31/2006
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Balanced Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% JP Morgan Emerging Markets Bond Index Plus and 5.5% Barclays U.S. Corporate High-Yield Bond 2% Issuer Cap Index.

Barclays Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Corporate High-Yield Bond 2% Issuer Cap Index is the 2% issuer cap component of the Barclays U.S. High Yield Index, which is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

JP Morgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Income Fund

Manager Discussion

April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Income Class A	0.99%	0.99%
Balanced Income Class B	1.74%	1.85%
Balanced Income Class C	1.72%	1.72%
Balanced Income Class I	0.73%	0.73%
Balanced Income Class R3	1.24%	1.33%
Balanced Income Class R4	0.94%	1.03%
Balanced Income Class R5	0.69%	0.73%
Balanced Income Class Y	0.63%	0.63%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Lucius T. Hill, III	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

Scott I. St. John, CFA	Karen H. Grimes, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Income Fund returned 6.06%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s custom benchmark (45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% JP Morgan Emerging Markets Bond Index Plus and 5.5% Barclays U.S. Corporate High-Yield Bond 2% Issuer Cap Index) which returned 6.47% for the same period. The Fund outperformed the 4.51% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. The Russell 1000 Value Index rose 9.61% during the period.

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the ECB cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as emerging market concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and emerging market currency performance was mixed versus the U.S. Dollar. For the period, the Barclays Corporate Index returned 3.79%, the Barclays U.S. Corporate High-Yield Bond 2% Issuer Cap Index returned 4.72%, and the JP Morgan Emerging Markets Bond Index Plus returned 3.26%.

3

The Hartford Balanced Income Fund

Manager Discussion – (continued)

April 30, 2014 (Unaudited)

The equity portion of the Fund performed in line with its benchmark during the period. Among the top contributors to relative returns in the equity portion of the Fund were AstraZeneca (Healthcare), Merck (Healthcare), and Microsoft (Information Technology). Shares of AstraZeneca, a U.K.-based multinational pharmaceutical company, outperformed on news Pfizer had offered to acquire the company at a price that AstraZeneca dismissed as being too low. Shares of Merck, a U.S.-based global pharmaceutical company, rose during the period due to improved investor sentiment regarding the firm’s large opportunity with its immuno-oncology program. Shares of Microsoft, the world’s largest software company, rose during the period after the company posted solid quarterly results, driven by an improving PC market and strong cloud sales. Wells Fargo (financials) and Exxon Mobil (energy) were also top contributors to absolute returns for the period.

Among the top detractors from absolute and relative returns in the equity portion of the Fund were Verizon (Telecommunication Services), Mattel (Consumer Discretionary), and Philip Morris (Consumer Discretionary). Shares of Verizon, a U.S.-based provider of wireline, wireless, internet, and television services, fell during the period due to slower wireless subscriber growth. Shares of Mattel, a worldwide leader in the design, manufacture, and marketing of toys and family products, underperformed during the period after the company reported fourth quarter earnings that were well below consensus expectations. Shares of Philip Morris, a U.S.-based manufacturer and distributor of tobacco products, declined during the period following weaker-than-expected 2014 earnings guidance. The company cited falling volume in Europe and Russia, increased marketing spending, and uncertainty in Japan and the Philippines for the lowered growth expectations.

The fixed income component of the Fund modestly outperformed its benchmark for the period due primarily to strong security selection. Security selection within, and an underweight to investment grade credit was the primary driver of benchmark-relative returns during the period. The Fund’s overweight to high yield credit and Commercial Mortgage-Backed Securities (CMBS) contributed to benchmark-relative outperformance. The Fund’s yield curve positioning detracted during the period due primarily to an underweight to the 20-Year portion of the curve, as rates came down. Modest exposure to high yield index derivatives detracted slightly from relative performance during the period.

Asset allocation between equities and fixed income contributed positively to relative results during the period due to an underweight to fixed income and an overweight to equities in an environment where equities outperformed the broad fixed income markets.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains poised for continued moderate growth. While we are seeing turnover activity in housing take a breather as a result of higher mortgage rates and house prices, our expectation remains that the second half of this year should see renewed upward momentum. On the equity side, the Fund is positioned to benefit from continued economic improvements throughout 2014. On the fixed income side we ended the period with a moderately pro-cyclical risk posture, continuing to favor financials issuers on the corporate side

Based on bottom-up stock decisions in the equity portion of the Fund, we ended the period most overweight Consumer Staples, Healthcare, and Telecommunication Services. Our largest equity underweights at the end of the period were Financials, Energy, and Consumer Discretionary, relative to the Russell 1000 Value index. We remain constructive on the corporate bond market, although we are incrementally more cautious, given less attractive valuations. Our outlook for U.S. high-yield bonds remains positive, given strong fundamentals, relatively appealing yields, and a technical backdrop that we feel is still supportive, albeit less robust than last year. With regard to EM debt, we look for confirmation of a gradual Fed tapering path, progress on EM structural reforms, and/or strong EM growth trends before adopting a more constructive stance.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a bias towards equities relative to its custom benchmark.

4

The Hartford Balanced Income Fund

Manager Discussion – (continued)

April 30, 2014 (Unaudited)

Credit Exposure
as of April 30, 2014
Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.0
Aa / AA	2.1
A	11.3
Baa / BBB	28.1
Ba / BB	3.2
B	2.6
Caa / CCC or Lower	2.7
Not Rated	0.5
Non-Debt Securities and Other Short-Term Instruments	48.8
Other Assets and Liabilities	0.6
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type
as of April 30, 2014
Category	Percentage of Net Assets
Equity Securities
Common Stocks	45.6
Preferred Stocks	0.1
Total	45.7%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.1
Corporate Bonds	43.4
Foreign Government Obligations	5.2
Municipal Bonds	0.5
Senior Floating Rate Interests	0.3
U.S. Government Securities	0.1
Total	50.6%
Short-Term Investments	3.1
Purchased Options	0.0
Other Assets and Liabilities	0.6
Total	100.0%

5

The Hartford Balanced Income Fund

Schedule of Investments

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 45.6%
	Banks - 4.9%
645	BB&T Corp.	$24,078
511	M&T Bank Corp.	62,363
607	National Bank of Canada	25,209
607	US Bancorp	24,749
1,848	Wells Fargo & Co.	91,733
		228,132
	Capital Goods - 3.6%
145	Caterpillar, Inc.	15,325
758	Eaton Corp. plc	55,081
1,703	General Electric Co.	45,788
108	Lockheed Martin Corp.	17,761
349	Schneider Electric S.A.	32,738
		166,693
	Commercial and Professional Services - 0.3%
347	Waste Management, Inc.	15,439

	Consumer Durables and Apparel - 0.4%
468	Mattel, Inc.	18,369

	Consumer Services - 0.7%
341	McDonald's Corp.	34,587

	Diversified Financials - 2.6%
165	BlackRock, Inc.	49,614
1,255	JP Morgan Chase & Co.	70,244
		119,858
	Energy - 5.8%
679	Chevron Corp.	85,183
391	ConocoPhillips Holding Co.	29,026
460	Enbridge, Inc.	22,213
785	Exxon Mobil Corp.	80,383
652	Royal Dutch Shell plc Class B	27,704
679	Suncor Energy, Inc.	26,212
		270,721
	Food and Staples Retailing - 0.5%
631	Sysco Corp.	22,996

	Food, Beverage and Tobacco - 4.1%
328	Altria Group, Inc.	13,138
390	British American Tobacco plc	22,500
175	Diageo plc ADR	21,536
131	General Mills, Inc.	6,950
1,012	Kraft Foods Group, Inc.	57,533
112	PepsiCo, Inc.	9,620
372	Philip Morris International, Inc.	31,776
606	Unilever N.V. NY Shares ADR	25,964
		189,017
	Health Care Equipment and Services - 0.4%
229	Baxter International, Inc.	16,686

	Household and Personal Products - 0.6%
81	Kimberly-Clark Corp.	9,057
217	Procter & Gamble Co.	17,903
		26,960
	Insurance - 1.8%
253	ACE Ltd.	25,844
1,194	Marsh & McLennan Cos., Inc.	58,862
		84,706
	Materials - 1.4%
587	Dow Chemical Co.	29,305
302	E.I. DuPont de Nemours & Co.	20,319
342	Nucor Corp.	17,703
		67,327
	Media - 0.8%
453	Thomson Reuters Corp.	16,406
876	WPP plc	18,881
		35,287
	Pharmaceuticals, Biotechnology and Life Sciences - 7.0%
346	AstraZeneca plc ADR	27,349
438	Bristol-Myers Squibb Co.	21,959
389	Eli Lilly & Co.	22,978
911	Johnson & Johnson	92,232
1,350	Merck & Co., Inc.	79,060
1,138	Pfizer, Inc.	35,610
156	Roche Holding AG	45,643
		324,831
	Real Estate - 0.4%
486	Plum Creek Timber Co., Inc. REIT	21,177

	Semiconductors and Semiconductor Equipment - 2.5%
825	Analog Devices, Inc.	42,333
1,447	Intel Corp.	38,611
159	Linear Technology Corp.	7,089
554	Maxim Integrated Products, Inc.	17,979
271	Texas Instruments, Inc.	12,308
		118,320
	Software and Services - 1.7%
1,934	Microsoft Corp.	78,148

	Technology Hardware and Equipment - 0.7%
1,417	Cisco Systems, Inc.	32,737

	Telecommunication Services - 2.1%
113	AT&T, Inc.	4,034
544	BCE, Inc.	24,234
1,534	Verizon Communications, Inc.	71,662
		99,930
	Transportation - 0.5%
245	United Parcel Service, Inc. Class B	24,106

	Utilities - 2.8%
2,597	National Grid plc	36,914
195	NextEra Energy, Inc.	19,458
547	Northeast Utilities	25,872
72	PG&E Corp.	3,260
502	UGI Corp.	23,444
629	Xcel Energy, Inc.	20,045
		128,993
	Total Common Stocks
	( Cost $1,699,685)	$2,125,020

Preferred Stocks - 0.1%
	Diversified Financials - 0.1%
1	Citigroup Capital XIII	$36
10	Discover Financial Services	260
77	GMAC Capital Trust I β	2,126
		2,422

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Preferred Stocks - 0.1% - (continued)
	Insurance - 0.0%
45	Allstate (The) Corp.	$1,141

	Telecommunication Services - 0.0%
17	Intelsat S.A., 5.75% β	889

	Total Preferred Stocks
	(Cost $4,413)	$4,452

Asset and Commercial Mortgage Backed Securities - 1.1%
	Finance and Insurance - 1.1%
	American Home Mortgage Assets Trust
$347	1.07%, 10/25/2046 Δ	$250
	Amortizing Residential Collateral Trust
368	0.79%, 08/25/2032 Δ	338
	Asset Backed Funding Certificates
306	0.37%, 01/25/2037 Δ	186
	Banc of America Funding Corp.
1,101	0.45%, 05/20/2047 Δ	907
1,217	5.77%, 05/25/2037	1,021
281	5.85%, 01/25/2037	227
	BCAP LLC Trust
560	0.32%, 01/25/2037 Δ	416
	Bear Stearns Adjustable Rate Mortgage Trust
1,002	2.25%, 08/25/2035 Δ	1,017
1,465	2.43%, 10/25/2035 Δ	1,438
	Bear Stearns Alt-A Trust
1,546	0.47%, 08/25/2036 Δ	1,043
402	0.53%, 05/25/2036 Δ	264
	Bear Stearns Commercial Mortgage Securities, Inc.
455	5.20%, 12/11/2038	496
547	5.54%, 09/11/2041 - 10/12/2041	594
	Chase Mortgage Finance Corp.
585	5.50%, 11/25/2035	579
	Commercial Mortgage Pass-Through Certificates
815	4.26%, 07/10/2045 ■Δ	733
1,100	4.58%, 10/15/2045 ■Δ	1,049
1,130	4.77%, 11/15/2045 ■Δ	1,086
95	5.77%, 06/10/2046 Δ	103
	Commercial Mortgage Trust
1,000	4.26%, 07/10/2045 ■Δ	775
	Community or Commercial Mortgage Trust
380	4.34%, 12/10/2045 ■Δ	353
	Countrywide Alternative Loan Trust
298	0.47%, 11/25/2035 Δ	237
1,314	5.75%, 05/25/2036	1,103
779	6.00%, 12/25/2036	595
1,448	6.50%, 08/25/2037	1,041
	Countrywide Home Loans, Inc.
807	2.67%, 09/25/2047 Δ	710
341	2.73%, 04/20/2036 Δ	235
701	4.93%, 11/20/2035 Δ	639
923	5.75%, 08/25/2037	879
	CS First Boston Mortgage Securities Corp.
666	5.50%, 06/25/2035	646
	Deutsche Alt-A Securities, Inc. Mortgage
708	0.30%, 03/25/2037 Δ	456
	First Franklin Mortgage Loan Trust
1,602	0.39%, 04/25/2036 Δ	1,023
	First Horizon Alternative Mortgage Securities
752	2.21%, 04/25/2036 Δ	624
2,106	2.24%, 09/25/2035 Δ	1,844
	GMAC Mortgage Corp. Loan Trust
319	2.87%, 04/19/2036 Δ	282
	GS Mortgage Securities Trust
855	4.86%, 11/10/2045 ■Δ	827
	GSAA Home Equity Trust
2,290	0.23%, 02/25/2037 Δ	1,223
1,385	0.24%, 12/25/2036 Δ	700
1,089	0.25%, 03/25/2037 Δ	548
233	0.38%, 04/25/2047 Δ	133
1,596	5.98%, 06/25/2036	920
	GSAMP Trust
604	0.35%, 11/25/2036 Δ	335
	GSR Mortgage Loan Trust
350	0.65%, 11/25/2035 Δ	258
1,765	2.62%, 01/25/2036 Δ	1,588
	Harborview Mortgage Loan Trust
442	0.34%, 01/19/2038 Δ	370
680	0.37%, 05/19/2047 Δ	289
2,806	0.39%, 12/19/2036 Δ	1,797
509	0.48%, 09/19/2035 Δ	389
	IndyMac Index Mortgage Loan Trust
705	0.43%, 07/25/2035 Δ	602
246	0.44%, 01/25/2036 Δ	165
806	0.55%, 07/25/2046 Δ	419
537	2.43%, 08/25/2035 Δ	414
367	2.46%, 01/25/2036 Δ	341
1,098	2.62%, 12/25/2036 Δ	955
577	2.71%, 09/25/2036 Δ	467
732	4.68%, 02/25/2036 Δ	643
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,248	4.67%, 10/15/2045 ■Δ	1,210
850	5.33%, 08/15/2046 ■Δ	882
264	5.47%, 04/15/2043 Δ	283
	JP Morgan Mortgage Trust
358	2.60%, 04/25/2037 Δ	307
1,251	2.73%, 05/25/2036 Δ	1,138
	Lehman XS Trust
376	0.36%, 07/25/2046 Δ	293
1,508	0.39%, 06/25/2047 Δ	1,015
496	1.00%, 09/25/2047 Δ	408
	Merrill Lynch Mortgage Investors Trust
432	2.72%, 07/25/2035 Δ	370
	Merrill Lynch Mortgage Trust
100	5.05%, 07/12/2038	104
	Morgan Stanley Capital I
87	5.23%, 09/15/2042	91
	Morgan Stanley Mortgage Loan Trust
3,483	0.32%, 05/25/2036 - 11/25/2036 Δ	1,621
	Residential Accredit Loans, Inc.
1,286	0.93%, 09/25/2046 Δ	833
403	1.42%, 11/25/2037 Δ	245
	Residential Asset Securitization Trust
511	0.60%, 03/25/2035 Δ	416
1,707	6.25%, 11/25/2036	1,309
	Residential Funding Mortgage Securities
411	3.03%, 04/25/2037 Δ	356

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 1.1% - (continued)
		Finance and Insurance - 1.1% - (continued)
		Securitized Asset Backed Receivables LLC
	$1,062	0.24%, 07/25/2036 Δ	$486
		Sequoia Mortgage Trust
	396	2.45%, 07/20/2037 Δ	323
		Springleaf Funding Trust
	200	2.41%, 12/15/2022 ■	200
		Structured Adjustable Rate Mortgage Loan Trust
	548	0.30%, 02/25/2037 Δ	389
	1,286	0.34%, 07/25/2037 Δ	958
	835	0.45%, 09/25/2034 Δ	738
		Structured Asset Mortgage Investments, Inc.
	233	0.37%, 05/25/2046 Δ	134
	1,320	0.38%, 02/25/2036 Δ	1,037
	402	0.43%, 02/25/2036 Δ	315
		Wells Fargo Commercial Mortgage Trust
	360	4.78%, 10/15/2045 ■Δ	349
		Wells Fargo Mortgage Backed Securities Trust
	311	5.17%, 10/25/2035 Δ	310
			52,692

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $49,996)	$52,692

Corporate Bonds - 43.4%
		Accommodation and Food Services - 0.0%
		Wynn Las Vegas LLC
	$130	5.38%, 03/15/2022	$135
	250	7.75%, 08/15/2020	276
	260	7.88%, 05/01/2020	285
			696
		Administrative Waste Management and Remediation - 0.3%
		Casella Waste Systems, Inc.
	635	7.75%, 02/15/2019	665
		Clean Harbors, Inc.
	120	5.13%, 06/01/2021	121
	150	5.25%, 08/01/2020	154
		Equinix, Inc.
	45	4.88%, 04/01/2020	46
	260	5.38%, 04/01/2023	265
	570	7.00%, 07/15/2021	636
		Iron Mountain, Inc.
	785	7.75%, 10/01/2019	863
	525	8.38%, 08/15/2021	554
		Republic Services, Inc.
	6,550	3.55%, 06/01/2022	6,625
	595	3.80%, 05/15/2018	634
		Servicemaster (The) Co.
	1,970	7.00%, 08/15/2020	2,078
		Waste Management, Inc.
	1,800	2.60%, 09/01/2016	1,867
	300	7.38%, 05/15/2029	384
			14,892
		Agriculture, Forestry, Fishing and Hunting - 0.0%
		Weyerhaeuser Co.
	500	7.38%, 10/01/2019 - 03/15/2032	638
			638
		Air Transportation - 0.1%
		Continental Airlines, Inc.
	1,710	4.00%, 10/29/2024	1,740
	37	6.90%, 04/19/2022	40
			1,780
		Arts, Entertainment and Recreation - 2.5%
		AMC Entertainment, Inc.
	1,840	9.75%, 12/01/2020	2,116
		BSKYB Finance UK plc
	350	6.50%, 10/15/2035 ■	427
		Carlson Wagonlit B.V.
	500	6.88%, 06/15/2019 ■	534
		CBS Corp.
	1,250	8.88%, 05/15/2019	1,612
		CCO Holdings LLC
	205	5.25%, 09/30/2022	205
	45	6.50%, 04/30/2021	48
	500	6.63%, 01/31/2022	539
	309	7.25%, 10/30/2017	327
	575	7.38%, 06/01/2020	632
	215	8.13%, 04/30/2020	235
		Cinemark USA, Inc.
	380	4.88%, 06/01/2023	369
	90	5.13%, 12/15/2022	90
		Comcast Corp.
	2,470	3.60%, 03/01/2024	2,505
	4,975	4.25%, 01/15/2033	4,987
	2,725	4.75%, 03/01/2044	2,840
	975	5.65%, 06/15/2035	1,124
	1,250	6.40%, 05/15/2038	1,562
	1,980	6.45%, 03/15/2037	2,485
	4,200	6.95%, 08/15/2037	5,557
	510	7.05%, 03/15/2033	670
		DirecTV Holdings LLC
	2,275	1.75%, 01/15/2018	2,257
	2,300	2.40%, 03/15/2017	2,360
	3,500	3.13%, 02/15/2016	3,635
	325	5.00%, 03/01/2021	352
	400	6.38%, 03/01/2041	449
		Discovery Communications, Inc.
	2,751	3.70%, 06/01/2015	2,847
		Emdeon, Inc.
	791	11.00%, 12/31/2019	914
		Fidelity National Information Services, Inc.
	280	5.00%, 03/15/2022	293
		Gannett Co., Inc.
	1,880	5.13%, 10/15/2019 ■	1,958
		GLP Capital L.P./Finance II
	170	4.38%, 11/01/2018 ■	176
	920	4.88%, 11/01/2020 ■	950
		Gray Television, Inc.
	2,230	7.50%, 10/01/2020	2,397
		Great Canadian Gaming Co.
CAD	190	6.63%, 07/25/2022 ■	185
		Isle of Capri Casinos, Inc.
	120	7.75%, 03/15/2019	129
	215	8.88%, 06/15/2020	226
		NBC Universal Enterprise
	1,540	1.66%, 04/15/2018 ■	1,536
	2,745	1.97%, 04/15/2019 ■	2,699
	600	5.25%, 12/19/2049 ■	624

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.4% - (continued)
	Arts, Entertainment and Recreation - 2.5% - (continued)
	NBC Universal Media LLC
$1,350	5.95%, 04/01/2041	$1,622
	NCR Corp.
430	4.63%, 02/15/2021	433
	News America, Inc.
4,925	3.00%, 09/15/2022	4,790
850	6.15%, 02/15/2041	1,025
285	6.40%, 12/15/2035	346
2,450	6.90%, 03/01/2019	2,958
	Regal Entertainment Group
138	5.75%, 02/01/2025	137
	Sirius XM Radio, Inc.
120	4.25%, 05/15/2020 ■	115
335	4.63%, 05/15/2023 ■	310
985	5.25%, 08/15/2022 ■	1,064
	Time Warner Cable, Inc.
2,700	4.00%, 09/01/2021	2,869
1,775	5.00%, 02/01/2020	1,987
2,150	5.88%, 11/15/2040	2,480
350	6.55%, 05/01/2037	429
14,930	6.75%, 07/01/2018 - 06/15/2039	17,703
	Time Warner Entertainment Co., L.P.
95	8.38%, 03/15/2023	127
	Time Warner, Inc.
360	3.40%, 06/15/2022	363
600	4.00%, 01/15/2022	625
2,275	4.88%, 03/15/2020	2,533
5,145	5.35%, 12/15/2043	5,632
1,500	5.88%, 11/15/2016	1,678
1,985	6.10%, 07/15/2040	2,334
350	6.50%, 11/15/2036	426
1,010	7.63%, 04/15/2031	1,375
	Univision Communications, Inc.
959	6.75%, 09/15/2022 ■	1,055
	Viacom, Inc.
6,155	2.20%, 04/01/2019	6,138
1,404	4.38%, 03/15/2043	1,288
1,250	4.50%, 03/01/2021 - 02/27/2042	1,246
	Videotron Ltee
245	5.00%, 07/15/2022	247
	Virgin Media Secured Finance plc
500	5.25%, 01/15/2021	514
100	6.50%, 01/15/2018	103
		116,803
	Beverage and Tobacco Product Manufacturing - 0.5%
	Altria Group, Inc.
3,800	2.85%, 08/09/2022	3,617
295	9.70%, 11/10/2018	389
60	10.20%, 02/06/2039	100
	Anheuser-Busch InBev Worldwide, Inc.
3,240	5.38%, 01/15/2020	3,731
500	8.20%, 01/15/2039	768
	Constellation Brands, Inc.
190	4.25%, 05/01/2023	187
585	6.00%, 05/01/2022	649
	Diageo Capital plc
1,850	1.13%, 04/29/2018	1,806
	International CCE, Inc.
500	3.50%, 09/15/2020	514
	Japan Tobacco, Inc.
1,335	2.10%, 07/23/2018 ■	1,344
	Molson Coors Brewing Co.
3,810	5.00%, 05/01/2042	4,079
	Philip Morris International, Inc.
3,085	3.60%, 11/15/2023	3,128
	Reynolds American, Inc.
1,345	3.25%, 11/01/2022	1,284
2,885	6.15%, 09/15/2043	3,252
		24,848
	Chemical Manufacturing - 0.3%
	Agrium, Inc.
1,650	3.15%, 10/01/2022	1,583
	Celanese U.S. Holdings LLC
50	6.63%, 10/15/2018	53
	CF Industries Holdings, Inc.
1,235	3.45%, 06/01/2023	1,207
3,000	5.15%, 03/15/2034	3,141
195	6.88%, 05/01/2018	229
35	7.13%, 05/01/2020	42
	Ferro Corp.
680	7.88%, 08/15/2018	718
	Hexion Specialty Chemicals
245	8.88%, 02/01/2018	255
	Hexion U.S. Finance Corp.
725	6.63%, 04/15/2020	753
225	9.00%, 11/15/2020	218
	Ineos Group Holdings plc
3,650	6.13%, 08/15/2018 ■	3,782
		11,981
	Computer and Electronic Product Manufacturing - 1.1%
	Alcatel-Lucent USA, Inc.
1,550	6.75%, 11/15/2020 ■	1,628
	Apple, Inc.
10,925	2.85%, 05/06/2021 ☼	10,974
50	3.85%, 05/04/2043	45
560	4.45%, 05/06/2044 ☼	559
	CDW Escrow Corp.
2,405	8.50%, 04/01/2019	2,630
	Cisco Systems, Inc.
4,395	2.13%, 03/01/2019	4,398
	eAccess Ltd.
75	8.25%, 04/01/2018 ■	82
	EMC Corp.
6,925	1.88%, 06/01/2018	6,956
	Freescale Semiconductor, Inc.
1,290	6.00%, 01/15/2022 ■	1,348
98	8.05%, 02/01/2020	107
44	10.75%, 08/01/2020	51
	Hewlett-Packard Co.
4,510	1.55%, 05/30/2014	4,513
1,850	2.35%, 03/15/2015	1,879
2,000	2.60%, 09/15/2017	2,067
3,500	2.75%, 01/14/2019	3,557
1,000	4.05%, 09/15/2022 ☼	1,025
635	4.30%, 06/01/2021	668
1,475	4.65%, 12/09/2021	1,591

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 43.4% - (continued)
		Computer and Electronic Product Manufacturing - 1.1% - (continued)
		Lucent Technologies, Inc.
	$1,605	6.45%, 03/15/2029	$1,537
	315	6.50%, 01/15/2028	302
		Raytheon Co.
	1,250	4.88%, 10/15/2040	1,352
		SBA Tower Trust
	1,050	2.93%, 12/15/2017 ■	1,066
	205	4.25%, 04/15/2015 ■Δ	211
		Thermo Fisher Scientific, Inc.
	2,895	1.30%, 02/01/2017	2,899
	1,425	2.40%, 02/01/2019	1,439
			52,884
		Construction - 0.3%
		Aguila 3 S.A.
	165	7.88%, 01/31/2018 ■	175
		K Hovnanian Enterprises, Inc.
	785	7.00%, 01/15/2019 ■	803
	1,110	9.13%, 11/15/2020 ■	1,240
		KB Home
	340	4.75%, 05/15/2019	339
	350	7.00%, 12/15/2021	375
	520	7.50%, 09/15/2022	570
	1,586	8.00%, 03/15/2020	1,796
		Lennar Corp.
	1,480	4.75%, 12/15/2017 - 11/15/2022	1,528
	95	5.60%, 05/31/2015	99
		M/I Homes, Inc.
	180	3.00%, 03/01/2018 β	192
		MPH Acquisition Holdings LLC
	920	6.63%, 04/01/2022 ■	952
		Ply Gem Industries, Inc.
	2,515	6.50%, 02/01/2022 ■	2,515
		Pulte Homes, Inc.
	130	6.38%, 05/15/2033	128
		Ryland Group, Inc.
	150	5.38%, 10/01/2022	149
		Toll Bros Finance Corp.
	1,420	4.00%, 12/31/2018	1,450
			12,311
		Couriers and Messengers - 0.0%
		United Parcel Service, Inc.
	1,540	2.45%, 10/01/2022	1,470

		Electrical Equipment and Appliance Manufacturing - 0.0%
		General Electric Co.
	795	4.13%, 10/09/2042	777

		Fabricated Metal Product Manufacturing - 0.1%
		Anixter International, Inc.
	145	5.63%, 05/01/2019	155
		Ball Corp.
	135	5.00%, 03/15/2022	138
	240	5.75%, 05/15/2021	255
		BOE Intermediate Holdings Corp.
	1,277	9.00%, 11/01/2017 ■Þ	1,341
		Entegris, Inc.
	1,385	6.00%, 04/01/2022 ■	1,402
		Masco Corp.
	155	6.13%, 10/03/2016	171
	25	6.50%, 08/15/2032	26
	310	7.13%, 03/15/2020	360
	160	7.75%, 08/01/2029	182
			4,030
		Finance and Insurance - 20.6%
		ACE Capital Trust II
	1,905	9.70%, 04/01/2030	2,798
		Aetna, Inc.
	2,215	2.20%, 03/15/2019	2,216
	825	2.75%, 11/15/2022	792
	1,600	4.50%, 05/15/2042	1,610
		AIA Group Ltd.
	1,005	2.25%, 03/11/2019 ■	994
		Allstate (The) Corp.
	1,175	5.75%, 08/15/2053	1,257
		American Express Co.
	1,185	1.55%, 05/22/2018	1,175
	5,127	2.65%, 12/02/2022	4,922
	4,700	7.00%, 03/19/2018 ‡	5,600
		American Honda Finance Corp.
	2,730	1.60%, 02/16/2018 ■	2,722
		American International Group, Inc.
	1,795	4.13%, 02/15/2024	1,878
	1,300	5.85%, 01/16/2018	1,484
	3,050	6.40%, 12/15/2020	3,682
	3,300	8.18%, 05/15/2058	4,414
	525	8.25%, 08/15/2018	656
		Ameriprise Financial, Inc.
	3,310	4.00%, 10/15/2023	3,443
	1,265	5.30%, 03/15/2020	1,443
		Aon Corp.
	1,700	3.50%, 09/30/2015	1,764
	2,300	4.25%, 12/12/2042	2,158
		Aquarius Invest. Plc Swiss Reinsurance Co., Ltd.
	350	6.38%, 09/01/2024 §	372
		AXA S.A.
	180	6.46%, 12/14/2018 §♠	193
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,000	7.00%, 12/29/2049 §	2,875
		Banco Davivienda S.A.
	335	2.95%, 01/29/2018 ■	331
		Banco de Credito del Peru/Panama
	610	4.75%, 03/16/2016 §	644
		Banco Nacional De Desenvolvimento
	565	5.75%, 09/26/2023 ■	589
		Bank of America Corp.
	5,520	1.25%, 02/14/2017	5,512
	6,010	2.60%, 01/15/2019	6,042
	3,795	4.00%, 04/01/2024	3,814
	4,260	4.10%, 07/24/2023	4,353
	375	4.88%, 04/01/2044	381
	5,425	5.63%, 07/01/2020	6,200
	915	5.65%, 05/01/2018	1,038
	2,990	5.75%, 12/01/2017	3,383
	2,840	5.88%, 01/05/2021	3,293
	4,960	6.00%, 09/01/2017	5,628
	3,970	7.63%, 06/01/2019	4,899

The accompanying notes are an integral part of these financial statements.

10

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.4% - (continued)
	Finance and Insurance - 20.6% - (continued)
	Bank of New York Mellon Corp.
$6,225	2.20%, 03/04/2019	$6,225
	Bank of Tokyo-Mitsubishi UFJ Ltd.
5,925	1.55%, 09/09/2016 ■	5,989
2,410	4.70%, 03/10/2044 ■	2,517
	Barclays Bank plc
2,200	2.50%, 02/20/2019	2,222
12,945	6.05%, 12/04/2017 ■	14,660
2,065	8.25%, 12/15/2018 ♠β	2,199
	BB&T Corp.
1,170	2.05%, 06/19/2018	1,175
1,975	2.25%, 02/01/2019	1,981
	BBVA Banco Continental S.A.
475	3.25%, 04/08/2018 ■	480
	Bear Stearns & Co., Inc.
1,750	5.30%, 10/30/2015	1,867
1,210	7.25%, 02/01/2018	1,439
	BNP Paribas
8,430	2.38%, 09/14/2017	8,661
3,650	2.40%, 12/12/2018	3,676
	BP Capital Markets plc
12,625	2.24%, 09/26/2018	12,800
5,725	2.75%, 05/10/2023	5,430
	BPCE S.A.
2,385	2.50%, 12/10/2018	2,402
3,530	4.00%, 04/15/2024	3,529
3,840	5.15%, 07/21/2024 ■	3,905
3,870	5.70%, 10/22/2023 ■	4,098
	Branch Banking & Trust Co.
4,000	1.05%, 12/01/2016	4,009
	Brandywine Operating Partnership L.P.
3,325	3.95%, 02/15/2023	3,301
1,100	4.95%, 04/15/2018	1,189
350	7.50%, 05/15/2015	373
	Brazil Minas SPE via State of Minas Gerais
1,775	5.33%, 02/15/2028 ■	1,742
1,605	5.33%, 02/15/2028 §	1,575
	Camden Property Trust REIT
730	4.25%, 01/15/2024	756
	Capital One Financial Corp.
2,800	1.00%, 11/06/2015	2,806
6,285	2.45%, 04/24/2019	6,299
325	3.75%, 04/24/2024	326
500	4.75%, 07/15/2021	552
3,075	6.15%, 09/01/2016	3,420
	Capital One National Association
3,490	1.50%, 03/22/2018	3,435
	Caterpillar Financial Services Corp.
3,000	1.30%, 03/01/2018	2,948
	Chrysler Group LLC
1,790	8.00%, 06/15/2019 ■	1,960
1,530	8.25%, 06/15/2021 ■	1,719
	CIGNA Corp.
800	5.38%, 02/15/2042	892
900	5.88%, 03/15/2041	1,069
	CIT Group, Inc.
2,300	3.88%, 02/19/2019	2,326
335	5.00%, 05/15/2017	358
686	5.25%, 03/15/2018	736
545	5.38%, 05/15/2020	582
180	5.50%, 02/15/2019 ■	194
70	6.63%, 04/01/2018 ■	78
	Citigroup, Inc.
3,750	0.92%, 11/15/2016 Δ	3,769
3,155	1.25%, 01/15/2016	3,173
2,700	1.70%, 07/25/2016	2,731
6,275	2.50%, 09/26/2018	6,343
7,000	2.55%, 04/08/2019	6,996
4,040	3.88%, 10/25/2023	4,039
170	5.30%, 05/06/2044 ☼	171
2,877	5.38%, 08/09/2020	3,259
4,210	5.50%, 09/13/2025	4,566
1,485	6.00%, 10/31/2033	1,631
9,750	6.13%, 05/15/2018 - 08/25/2036	11,059
1,542	6.38%, 08/12/2014	1,566
1,620	6.68%, 09/13/2043	1,941
	CNH Capital LLC
245	3.88%, 11/01/2015	251
1,070	6.25%, 11/01/2016	1,172
	Community Choice Financial, Inc.
610	10.75%, 05/01/2019	496
	Coventry Health Care, Inc.
2,060	5.45%, 06/15/2021	2,394
	Credit Agricole S.A.
490	7.88%, 01/23/2024 ■♠	527
	Credit Suisse Group AG
5,650	6.50%, 08/08/2023 ■	6,307
875	7.50%, 12/11/2023 ■♠	950
	Credit Suisse New York
1,500	5.40%, 01/14/2020	1,679
	DDR Corp
6,925	3.50%, 01/15/2021	6,961
	Deutsche Bank AG
4,910	4.30%, 05/24/2028	4,704
	Deutsche Bank AG London
2,200	1.40%, 02/13/2017	2,210
	Deutsche Bank AG/London
11,545	2.50%, 02/13/2019	11,653
	Development Bank of Kazakhstan JSC
345	4.13%, 12/10/2022 ■	313
1,020	4.13%, 12/10/2022 §	926
	Discover Bank/Greenwood DE
6,520	4.20%, 08/08/2023	6,774
	Discover Financial Services
960	5.20%, 04/27/2022	1,044
	El Fondo Mivivienda S.A.
285	3.50%, 01/31/2023 ■	264
	Equity One, Inc.
65	6.00%, 09/15/2017	73
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	71
	Felcor Escrow Holdings
340	6.75%, 06/01/2019	364

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.4% - (continued)
	Finance and Insurance - 20.6% - (continued)
	Fifth Third Bancorp
$4,210	2.30%, 03/01/2019	$4,202
2,780	4.30%, 01/16/2024	2,857
3,195	5.45%, 01/15/2017	3,527
1,300	8.25%, 03/01/2038	1,870
	Five Corners Funding Trust
8,985	4.42%, 11/15/2023 ■	9,384
	FMR LLC
3,825	4.95%, 02/01/2033 ■	4,066
	Ford Motor Credit Co. LLC
11,365	2.38%, 03/12/2019	11,367
2,100	2.75%, 05/15/2015	2,144
5,100	3.88%, 01/15/2015	5,218
4,445	4.25%, 09/20/2022	4,660
240	5.00%, 05/15/2018	266
2,835	5.88%, 08/02/2021	3,286
195	8.00%, 12/15/2016	228
200	8.13%, 01/15/2020	254
	General Electric Capital Corp.
6,255	1.50%, 07/12/2016	6,342
5,750	2.30%, 04/27/2017	5,930
4,625	4.65%, 10/17/2021	5,119
725	5.55%, 05/04/2020	843
3,715	5.63%, 05/01/2018	4,258
2,995	5.88%, 01/14/2038	3,586
1,000	6.25%, 12/15/2022 ♠	1,086
4,530	6.75%, 03/15/2032	5,903
	General Motors Financial Co., Inc.
400	6.25%, 10/02/2043 ■	438
	General Motors, Inc.
425	3.50%, 10/02/2018 ■	434
	Goldman Sachs Group, Inc.
1,925	2.38%, 01/22/2018	1,947
2,500	2.90%, 07/19/2018	2,559
3,180	3.63%, 02/07/2016	3,325
3,315	4.00%, 03/03/2024	3,326
4,200	5.38%, 03/15/2020	4,713
400	5.70%, 05/10/2019 ♠	409
4,740	5.75%, 01/24/2022	5,408
4,550	6.15%, 04/01/2018	5,213
1,665	6.25%, 02/01/2041	1,989
2,470	6.45%, 05/01/2036	2,770
9,900	6.75%, 10/01/2037	11,388
2,921	7.50%, 02/15/2019	3,547
	Guardian Life Insurance Co.
250	7.38%, 09/30/2039 ■	342
	Harley-Davidson Financial Services, Inc.
2,185	1.15%, 09/15/2015 ■	2,197
	HCP, Inc.
1,700	2.63%, 02/01/2020	1,693
540	3.75%, 02/01/2019	573
7,200	4.25%, 11/15/2023	7,425
1,000	6.70%, 01/30/2018	1,167
	Health Care REIT, Inc.
525	2.25%, 03/15/2018	531
2,500	3.63%, 03/15/2016	2,624
3,195	4.13%, 04/01/2019	3,429
4,350	4.50%, 01/15/2024	4,530
	Host Hotels & Resorts L.P.
190	6.00%, 11/01/2020	208
	HSBC Bank USA
1,050	4.88%, 08/24/2020	1,154
250	6.00%, 08/09/2017	281
	HSBC Holdings plc
5,345	4.25%, 03/14/2024	5,402
1,665	5.10%, 04/05/2021	1,873
1,000	6.50%, 09/15/2037	1,205
3,800	6.80%, 06/01/2038	4,738
	HSBC USA, Inc.
1,295	1.63%, 01/16/2018	1,291
	Imperial Tobacco Finance plc
5,525	2.05%, 02/11/2018 ■	5,511
	Ineos Finance plc
190	7.50%, 05/01/2020 ■	208
	ING US, Inc.
1,100	5.65%, 05/15/2053	1,100
	Intesa Sanpaolo S.p.A.
5,050	5.25%, 01/12/2024	5,358
	J.P. Morgan Chase & Co.
2,350	3.88%, 02/01/2024	2,384
	John Deere Capital Corp.
3,525	2.80%, 03/04/2021	3,530
3,835	3.15%, 10/15/2021	3,891
	JP Morgan Chase & Co.
995	1.10%, 10/15/2015	1,000
6,625	1.35%, 02/15/2017	6,637
3,375	1.63%, 05/15/2018	3,339
2,270	3.25%, 09/23/2022	2,243
2,290	3.38%, 05/01/2023	2,192
5,300	4.35%, 08/15/2021	5,704
500	4.40%, 07/22/2020	546
450	4.50%, 01/24/2022	487
2,220	4.63%, 05/10/2021	2,432
4,070	5.13%, 09/15/2014	4,140
785	5.50%, 10/15/2040	886
5,970	5.63%, 08/16/2043	6,530
11,081	6.00%, 07/05/2017 - 01/15/2018	12,683
930	6.30%, 04/23/2019	1,100
1,000	6.40%, 05/15/2038	1,236
	KeyCorp
10,755	2.30%, 12/13/2018	10,801
	Kimco Realty Corp.
3,175	3.13%, 06/01/2023	3,024
5,385	3.20%, 05/01/2021	5,347
1,380	4.30%, 02/01/2018	1,485
	Liberty Mutual Group, Inc.
1,385	4.25%, 06/15/2023 ■	1,422
	Liberty Property L.P.
635	3.38%, 06/15/2023	603
775	4.13%, 06/15/2022	795
115	4.75%, 10/01/2020	122
350	5.50%, 12/15/2016	384
	Lincoln National Corp.
530	4.00%, 09/01/2023	545
3,000	4.85%, 06/24/2021	3,314
1,035	6.15%, 04/07/2036	1,258
625	6.30%, 10/09/2037	768
2,000	8.75%, 07/01/2019	2,599
	Lloyds Banking Group plc
165	6.50%, 09/14/2020 ■	190

The accompanying notes are an integral part of these financial statements.

12

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.4% - (continued)
	Finance and Insurance - 20.6% - (continued)
	Macquarie Group Ltd.
$5,450	3.00%, 12/03/2018 ■	$5,532
470	6.00%, 01/14/2020 ■	527
	Majapahit Holding B.V.
2,375	8.00%, 08/07/2019 §	2,755
	Marsh & McLennan Cos., Inc.
6,675	2.30%, 04/01/2017	6,812
3,900	4.05%, 10/15/2023	4,022
565	4.80%, 07/15/2021	619
	Massachusetts Mutual Life Insurance Co.
3,350	8.88%, 06/01/2039 ■	5,160
	Massmutual Global Funding
2,625	2.10%, 08/02/2018 ■	2,648
	MasterCard, Inc.
11,575	3.38%, 04/01/2024	11,611
	Merrill Lynch & Co., Inc.
2,496	5.70%, 05/02/2017	2,763
5,075	6.05%, 05/16/2016	5,537
320	6.40%, 08/28/2017	367
4,515	6.88%, 04/25/2018	5,319
9,330	7.75%, 05/14/2038	12,539
	MetLife Global Funding I
11,860	1.30%, 04/10/2017 ■	11,842
	MetLife, Inc.
7,630	3.60%, 04/10/2024	7,688
275	6.38%, 06/15/2034	352
	Mizuho Bank Ltd.
5,340	2.45%, 04/16/2019 ■	5,355
	Morgan Stanley
5,030	1.75%, 02/25/2016	5,097
5,950	2.13%, 04/25/2018	5,965
7,450	2.50%, 01/24/2019	7,456
2,225	3.88%, 04/29/2024	2,212
4,270	4.10%, 05/22/2023	4,242
1,770	4.88%, 11/01/2022	1,868
450	5.45%, 07/15/2019 ♠	454
2,225	5.50%, 01/26/2020 - 07/28/2021	2,520
2,371	5.55%, 04/27/2017	2,646
3,361	5.75%, 01/25/2021	3,856
785	6.00%, 04/28/2015	826
1,265	6.38%, 07/24/2042	1,555
2,460	6.63%, 04/01/2018	2,870
2,600	7.30%, 05/13/2019	3,152
	National City Corp.
585	6.88%, 05/15/2019	696
	National Rural Utilities Cooperative Finance Corp.
1,735	2.35%, 06/15/2020	1,709
	Nationstar Mortgage LLC
1,935	6.50%, 08/01/2018 - 07/01/2021	1,934
675	7.88%, 10/01/2020	690
	Nationwide Mutual Insurance Co.
4,879	9.38%, 08/15/2039 ■	7,489
	Nordea Bank AB
760	4.88%, 05/13/2021 ■	808
	Nuveen Investments, Inc.
970	9.13%, 10/15/2017 ■	1,062
741	9.50%, 10/15/2020 ■	884
	Pacific Life Insurance Co.
2,075	9.25%, 06/15/2039 ■	3,127
	PNC Bank NA
2,465	2.70%, 11/01/2022	2,348
	PNC Financial Services Group, Inc.
1,240	2.85%, 11/09/2022 Δ	1,192
4,075	3.90%, 04/29/2024	4,083
	PNC Funding Corp.
3,775	5.25%, 11/15/2015	4,022
	Principal Financial Group, Inc.
620	3.30%, 09/15/2022	612
	Principal Life Global Funding II
1,640	1.00%, 12/11/2015 ■	1,642
	Provident Companies, Inc.
4,435	7.00%, 07/15/2018	5,020
	Provident Funding Associates L.P.
2,235	6.75%, 06/15/2021 ■	2,285
	Prudential Financial, Inc.
1,660	5.80%, 11/16/2041	1,972
5,320	7.38%, 06/15/2019	6,577
	Rabobank Nederland
5,925	2.25%, 01/14/2019	5,951
925	3.95%, 11/09/2022	930
3,000	4.63%, 12/01/2023	3,127
550	5.25%, 05/24/2041	607
3,835	5.75%, 12/01/2043	4,282
	Realty Income Corp.
2,676	3.25%, 10/15/2022	2,580
1,130	4.65%, 08/01/2023	1,195
1,085	6.75%, 08/15/2019	1,281
	Royal Bank of Scotland Group plc
3,720	2.55%, 09/18/2015	3,799
540	3.95%, 09/21/2015	563
1,260	6.99%, 10/05/2017 ■♠	1,386
300	7.64%, 09/27/2017 ♠Δ	312
725	9.50%, 03/16/2022 §	848
	Santander UK plc
1,290	5.00%, 11/07/2023 ■	1,362
	Simon Property Group L.P.
2,115	5.65%, 02/01/2020	2,463
	Simon Property Group, Inc.
3,120	1.50%, 02/01/2018 ■	3,083
	Skandinaviska Enskilda Banken AB
3,810	2.38%, 11/20/2018 ■	3,836
	SLM Corp.
625	6.25%, 01/25/2016	674
465	8.00%, 03/25/2020	537
395	8.45%, 06/15/2018	466
	Societe Generale
2,535	2.63%, 10/01/2018	2,572
2,670	5.00%, 01/17/2024 ■	2,697
2,175	7.88%, 12/18/2023 ■♠	2,274
700	8.25%, 11/29/2018 §♠	760
	Softbank Corp.
850	4.50%, 04/15/2020 ■	852
	Standard Bank plc
100	8.13%, 12/02/2019	115
	Standard Chartered plc
825	4.00%, 07/12/2022 §	846
1,650	5.70%, 03/26/2044 ■	1,660
	State Street Capital Trust IV
100	1.23%, 06/15/2037 Δ	83

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 43.4% - (continued)
		Finance and Insurance - 20.6% - (continued)
		State Street Corp.
	$1,445	3.10%, 05/15/2023	$1,386
	4,000	3.70%, 11/20/2023	4,075
	775	4.96%, 03/15/2018	848
		Sumitomo Mitsui Banking Corp.
	2,815	1.45%, 07/19/2016	2,843
		Sumitomo Mitsui Financial Group, Inc.
	5,800	4.44%, 04/02/2024 ■	5,911
		SunTrust Banks, Inc.
	4,940	2.35%, 11/01/2018	4,967
	3,700	2.50%, 05/01/2019 ☼	3,710
		Swedbank AB
	7,071	2.38%, 02/27/2019 ■	7,087
		Swiss Re Treasury U.S. Corp.
	460	2.88%, 12/06/2022 ■	437
		Teachers Insurance & Annuity Association of America
	2,000	6.85%, 12/16/2039 ■	2,651
		TMX Finance LLC
	2,130	8.50%, 09/15/2018 ■	2,268
		TSMC Global Ltd.
	1,400	1.63%, 04/03/2018 ■	1,377
		U.S. Bancorp
	2,475	1.95%, 11/15/2018	2,474
		UBS AG Stamford CT
	2,850	5.88%, 07/15/2016	3,135
	635	7.63%, 08/17/2022	755
		UNIQA Insurance Group AG
EUR	300	6.88%, 07/31/2043 §	479
		UnitedHealth Group, Inc.
	1,981	6.88%, 02/15/2038	2,660
		UPCB Finance V Ltd.
	475	7.25%, 11/15/2021 ■	524
		Ventas Realty L.P.
	1,000	1.25%, 04/17/2017	997
	1,240	2.70%, 04/01/2020	1,229
	3,975	3.25%, 08/15/2022	3,898
	1,335	3.75%, 05/01/2024	1,326
	325	4.25%, 03/01/2022	341
	316	4.75%, 06/01/2021	344
		Wachovia Capital Trust III
	325	5.57%, 05/01/2014 ♠Δ	313
		Wachovia Corp.
	2,850	5.50%, 08/01/2035	3,150
		Wellpoint, Inc.
	1,365	3.13%, 05/15/2022	1,336
	3,315	4.63%, 05/15/2042	3,297
	425	5.10%, 01/15/2044	453
	1,000	5.85%, 01/15/2036	1,160
	2,330	6.38%, 06/15/2037	2,857
		Wells Fargo & Co.
	9,560	2.13%, 04/22/2019	9,499
	3,710	3.00%, 01/22/2021	3,750
	4,965	3.45%, 02/13/2023	4,855
	4,505	4.13%, 08/15/2023	4,594
	759	4.48%, 01/16/2024	792
	3,000	4.60%, 04/01/2021	3,323
	6,985	5.38%, 11/02/2043	7,522
	2,618	5.61%, 01/15/2044	2,918
		XL Capital Ltd.
	953	5.25%, 09/15/2014	969
		XLIT Ltd.
	6,325	2.30%, 12/15/2018	6,289
		Xstrata Finance Canada Ltd.
	4,200	2.70%, 10/25/2017 ■	4,262
	800	3.60%, 01/15/2017 ■	837
		YPF S.A.
	705	8.75%, 04/04/2024 ■	709
			957,218
		Food Manufacturing - 0.3%
		Archer-Daniels-Midland Co.
	750	4.48%, 03/01/2021	823
		Cargill, Inc.
	2,925	4.10%, 11/01/2042 ■	2,742
	1,000	6.00%, 11/27/2017 ■	1,146
		ConAgra Foods, Inc.
	3,000	7.13%, 10/01/2026	3,733
		Kellogg Co.
	550	7.45%, 04/01/2031	695
		Kraft Foods Group, Inc.
	1,450	3.50%, 06/06/2022	1,474
	770	5.00%, 06/04/2042	818
		Pinnacle Foods Finance LLC
	1,065	4.88%, 05/01/2021	1,044
		TreeHouse Foods, Inc.
	2,340	4.88%, 03/15/2022	2,369
			14,844
		Food Services - 0.1%
		ARAMARK Corp.
	2,275	5.75%, 03/15/2020	2,386
		CEC Entertainment, Inc.
	1,270	8.00%, 02/15/2022 ■	1,302
		McDonald's Corp.
	400	6.30%, 10/15/2037	510
			4,198
		Furniture and Related Product Manufacturing - 0.0%
		Newell Rubbermaid, Inc.
	1,565	2.05%, 12/01/2017	1,571

		Health Care and Social Assistance - 2.6%
		AbbVie, Inc.
	5,740	1.75%, 11/06/2017 ‡	5,774
	7,585	2.90%, 11/06/2022 ‡	7,391
		Alere, Inc.
	1,200	6.50%, 06/15/2020	1,260
		Allergan, Inc.
	1,040	2.80%, 03/15/2023	948
		Amgen, Inc.
	1,500	2.13%, 05/15/2017	1,537
	2,500	2.30%, 06/15/2016	2,569
	700	4.10%, 06/15/2021	748
	4,340	5.15%, 11/15/2041	4,582
	1,475	6.90%, 06/01/2038	1,909
		Biomet, Inc.
	1,005	6.50%, 08/01/2020 - 10/01/2020	1,096
		Catholic Health Initiatives
	1,290	2.60%, 08/01/2018	1,293
	435	2.95%, 11/01/2022	412

The accompanying notes are an integral part of these financial statements.

14

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.4% - (continued)
	Health Care and Social Assistance - 2.6% - (continued)
	Community Health Systems, Inc.
$545	5.13%, 08/15/2018	$573
2,500	6.88%, 02/01/2022 ■☼	2,591
1,440	7.13%, 07/15/2020	1,544
	Cubist Pharmaceuticals
327	1.88%, 09/01/2020 ■β	378
	CVS Caremark Corp.
1,730	2.75%, 12/01/2022	1,653
4,000	4.00%, 12/05/2023	4,143
1,170	5.75%, 05/15/2041	1,389
1,325	6.13%, 09/15/2039	1,632
34	6.94%, 01/10/2030	41
	CVS Pass-Through Trust
16	6.04%, 12/10/2028	18
	DaVita, Inc.
385	6.63%, 11/01/2020	411
	Exelixis, Inc.
190	4.25%, 08/15/2019 β	171
	Forest Laboratories, Inc.
5,300	4.38%, 02/01/2019 ■	5,638
	Fresenius Medical Care U.S. Finance II, Inc.
115	5.63%, 07/31/2019 ■	125
96	5.88%, 01/31/2022 ■	102
30	6.50%, 09/15/2018 ■	34
	Gilead Sciences, Inc.
1,565	2.05%, 04/01/2019	1,557
1,765	3.70%, 04/01/2024	1,791
3,700	4.40%, 12/01/2021	4,039
	GlaxoSmithKline Capital, Inc.
1,090	2.80%, 03/18/2023	1,055
	Grifols Worldwide Operations Ltd.
245	5.25%, 04/01/2022 ■	249
	HCA Holdings, Inc.
1,310	6.25%, 02/15/2021	1,384
	HCA, Inc.
1,490	5.88%, 03/15/2022 - 05/01/2023	1,526
645	6.38%, 01/15/2015	666
2,160	6.50%, 02/15/2016 - 02/15/2020	2,394
115	7.25%, 09/15/2020	124
315	7.50%, 11/15/2095	275
	IMS Health, Inc.
88	12.50%, 03/01/2018 ■	97
	Kaiser Foundation Hospitals
1,010	3.50%, 04/01/2022	1,000
	McKesson Corp.
2,630	2.28%, 03/15/2019	2,624
1,390	4.88%, 03/15/2044	1,451
	Memorial Sloan-Kettering Cancer Center
695	5.00%, 07/01/2042	744
	Mylan, Inc.
730	1.80%, 06/24/2016	740
5,073	2.55%, 03/28/2019	5,089
3,575	4.20%, 11/29/2023	3,690
13,450	6.00%, 11/15/2018 ■	14,154
	Perrigo Co. Ltd.
2,620	2.30%, 11/08/2018 ■	2,598
3,775	4.00%, 11/15/2023 ■	3,796
1,565	5.30%, 11/15/2043 ■	1,674
	Pfizer, Inc.
1,000	4.30%, 06/15/2043	983
1,000	6.20%, 03/15/2019	1,180
1,450	7.20%, 03/15/2039	2,002
	Pinnacle Merger Sub, Inc.
1,580	9.50%, 10/01/2023 ■	1,746
	Rite Aid Corp.
75	8.00%, 08/15/2020	83
	Salix Pharmaceuticals Ltd.
2,115	6.00%, 01/15/2021 ■	2,268
	Savient Pharmaceuticals, Inc.
565	4.75%, 02/01/2018 Ψ	3
	Schering-Plough Corp.
1,000	6.50%, 12/01/2033	1,317
	Tenet Healthcare Corp.
345	4.75%, 06/01/2020	347
1,120	5.00%, 03/01/2019 ■	1,123
315	6.25%, 11/01/2018	346
1,190	8.13%, 04/01/2022	1,321
	Warner Chilcott plc
1,200	7.75%, 09/15/2018	1,275
	Wellcare Health Plans, Inc.
565	5.75%, 11/15/2020	603
	Zoetis, Inc.
4,715	3.25%, 02/01/2023	4,596
		121,872
	Information - 3.6%
	Activision Blizzard, Inc.
4,120	5.63%, 09/15/2021 ■	4,393
	Altice Financing S.A.
515	6.50%, 01/15/2022 ■	540
765	7.88%, 12/15/2019 ■	835
225	9.88%, 12/15/2020 ■	258
	AT&T, Inc.
3,000	2.38%, 11/27/2018	3,038
6,070	4.30%, 12/15/2042 ╦	5,477
1,170	5.35%, 09/01/2040	1,221
1,250	5.50%, 02/01/2018 ‡	1,418
	British Telecommunications plc
2,625	1.25%, 02/14/2017	2,627
2,590	1.63%, 06/28/2016	2,626
	Columbus International, Inc.
535	7.38%, 03/30/2021 ■	559
	Cox Communications, Inc.
1,485	2.95%, 06/30/2023 ■	1,394
955	4.50%, 06/30/2043 ■	889
395	8.38%, 03/01/2039 ■	537
	CSC Holdings, Inc.
355	7.63%, 07/15/2018	410
	Deutsche Telekom International Finance B.V.
710	3.13%, 04/11/2016 ■	739
1,130	4.88%, 03/06/2042 ■	1,161
670	8.75%, 06/15/2030	969
	DISH DBS Corp.
2,315	5.00%, 03/15/2023	2,361
675	5.88%, 07/15/2022	728
1,960	6.75%, 06/01/2021	2,215
1,935	7.88%, 09/01/2019	2,296

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.4% - (continued)
	Information - 3.6% - (continued)
	First Data Corp.
$260	6.75%, 11/01/2020 ■	$278
1,920	7.38%, 06/15/2019 ■	2,059
3,670	8.25%, 01/15/2021 ■	3,955
36	8.75%, 01/15/2022 ■Þ	39
650	14.50%, 09/24/2019 ■Þ	626
	Harron Communications L.P.
595	9.13%, 04/01/2020 ■	669
	Infor Software Parent LLC
1,955	7.13%, 05/01/2021 ■	1,965
	Intelsat Jackson Holdings S.A.
410	6.63%, 12/15/2022	421
1,295	7.25%, 04/01/2019	1,387
635	7.50%, 04/01/2021	696
10	8.50%, 11/01/2019	11
	Intelsat Luxembourg S.A.
1,095	6.75%, 06/01/2018	1,158
2,665	7.75%, 06/01/2021	2,778
	InterActiveCorp
250	4.75%, 12/15/2022	246
	Lawson Software, Inc.
530	9.38%, 04/01/2019	595
	Level 3 Communications, Inc.
80	8.88%, 06/01/2019	88
	Level 3 Escrow, Inc.
466	8.13%, 07/01/2019	510
	Level 3 Financing, Inc.
905	6.13%, 01/15/2021 ■	950
1,444	7.00%, 06/01/2020	1,560
415	8.63%, 07/15/2020	465
	Mediacom LLC
150	7.25%, 02/15/2022	161
420	9.13%, 08/15/2019	448
	MetroPCS Wireless, Inc.
1,450	6.63%, 11/15/2020	1,548
540	7.88%, 09/01/2018	571
	Nara Cable Funding Ltd.
1,285	8.88%, 12/01/2018 ■	1,388
	Nippon Telegraph & Telephone Corp.
1,505	1.40%, 07/18/2017	1,509
	Oracle Corp.
2,500	3.63%, 07/15/2023	2,556
1,300	5.75%, 04/15/2018	1,502
	Softbrands, Inc.
140	11.50%, 07/15/2018	162
	Sprint Corp.
300	7.13%, 06/15/2024 ■	315
1,935	7.25%, 09/15/2021 ■	2,109
1,805	7.88%, 09/15/2023 ■	1,990
	Sprint Nextel Corp.
2,110	7.00%, 03/01/2020 ■	2,434
1,250	9.00%, 11/15/2018 ■	1,524
	Syniverse Holdings, Inc.
2,025	9.13%, 01/15/2019	2,197
	Telefonica Emisiones SAU
400	5.13%, 04/27/2020	442
1,875	7.05%, 06/20/2036	2,335
	Telefonica Europe B.V.
440	8.25%, 09/15/2030	584
	T-Mobile USA, Inc.
210	5.25%, 09/01/2018	221
180	6.13%, 01/15/2022	189
890	6.46%, 04/28/2019	944
260	6.50%, 01/15/2024	273
1,625	6.63%, 04/28/2021	1,755
1,030	6.73%, 04/28/2022	1,111
145	6.84%, 04/28/2023	156
	TW Telecom Holdings, Inc.
90	5.38%, 10/01/2022	91
	Unitymedia Hessen GmbH & Co.
1,800	5.50%, 01/15/2023 ■	1,818
	UPCB Finance VI Ltd.
470	6.88%, 01/15/2022 ■	512
	Verizon Communications, Inc.
3,825	2.50%, 09/15/2016	3,959
4,575	3.45%, 03/15/2021	4,678
7,200	3.65%, 09/14/2018	7,687
9,825	4.15%, 03/15/2024	10,066
400	4.60%, 04/01/2021	437
10,620	5.15%, 09/15/2023	11,707
1,150	6.35%, 04/01/2019	1,360
2,970	6.40%, 02/15/2038	3,553
14,545	6.55%, 09/15/2043	17,941
2,300	6.90%, 04/15/2038	2,895
	Verizon Global Funding Corp.
1,310	7.75%, 12/01/2030	1,761
	Vodafone Group plc
2,000	1.25%, 09/26/2017	1,983
2,100	1.50%, 02/19/2018	2,083
	Wind Acquisition Finance S.A.
225	6.50%, 04/30/2020 ■	241
2,765	7.25%, 02/15/2018 ■	2,910
2,635	7.38%, 04/23/2021 ■	2,708
	Windstream Corp.
615	6.38%, 08/01/2023	598
280	7.50%, 06/01/2022	299
480	7.75%, 10/15/2020	518
165	8.13%, 09/01/2018	175
	Zayo Group LLC
755	8.13%, 01/01/2020	829
60	10.13%, 07/01/2020	69
		166,449
	Leather and Allied Product Manufacturing - 0.1%
	Nike, Inc.
1,940	3.63%, 05/01/2043	1,754

	Machinery Manufacturing - 0.1%
	Case New Holland Industrial, Inc.
290	7.88%, 12/01/2017	341
	Hutchison Whampoa International Ltd.
2,800	2.00%, 11/08/2017 ■	2,818
965	3.50%, 01/13/2017 ■	1,014
900	5.75%, 09/11/2019 ■	1,028
	Perusahaan Listrik Negara
200	5.50%, 11/22/2021 ■	203
	Weekley Homes LLC
110	6.00%, 02/01/2023	110
		5,514

The accompanying notes are an integral part of these financial statements.

16

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 43.4% - (continued)
		Mining - 0.6%
		AK Steel Corp.
	$1,340	7.63%, 05/15/2020	$1,343
	795	8.38%, 04/01/2022	825
		American Rock Salt Co. LLC
	111	8.25%, 05/01/2018 ■	116
		AuRico Gold, Inc.
	470	7.75%, 04/01/2020 ■	459
		Barrick Gold Corp.
	2,450	4.10%, 05/01/2023	2,386
		Barrick North America Finance LLC
	1,200	4.40%, 05/30/2021	1,218
	2,350	5.75%, 05/01/2043	2,380
		BHP Billiton Finance USA Ltd.
	1,850	5.00%, 09/30/2043	2,000
		Codelco, Inc.
	100	3.75%, 11/04/2020 ■	102
	115	3.75%, 11/04/2020 §	118
	235	3.88%, 11/03/2021 §	238
		Falconbridge Ltd.
	75	5.38%, 06/01/2015	79
	75	6.00%, 10/15/2015	80
		Freeport-McMoRan Copper & Gold, Inc.
	4,175	3.10%, 03/15/2020	4,135
	1,390	3.55%, 03/01/2022	1,344
	1,340	3.88%, 03/15/2023	1,304
		Glencore Funding LLC
	3,020	1.70%, 05/27/2016 ■	3,036
	2,225	2.50%, 01/15/2019 ■	2,177
		Newmont Mining Corp.
	550	4.88%, 03/15/2042	475
		Rio Tinto Finance USA Ltd.
	1,100	3.50%, 11/02/2020	1,137
		Teck Resources Ltd.
	1,015	3.00%, 03/01/2019	1,023
			25,975
		Miscellaneous Manufacturing - 0.2%
		BE Aerospace, Inc.
	895	5.25%, 04/01/2022	926
	305	6.88%, 10/01/2020	333
		DigitalGlobe, Inc.
	690	5.25%, 02/01/2021	673
		Owens-Brockway Glass Container, Inc.
	155	7.38%, 05/15/2016	172
		S.C. Johnson & Son, Inc.
	2,520	4.00%, 05/15/2043 ■	2,391
		TransDigm Group, Inc.
	781	5.50%, 10/15/2020	789
	1,150	7.75%, 12/15/2018	1,224
		United Technologies Corp.
	1,925	4.50%, 06/01/2042	2,003
	950	6.13%, 07/15/2038	1,211
			9,722
		Motor Vehicle and Parts Manufacturing - 0.2%
		American Axle & Manufacturing Holdings, Inc.
	295	6.63%, 10/15/2022	320
		Daimler Finance NA LLC
	5,130	1.25%, 01/11/2016 ■	5,171
	1,900	1.65%, 04/10/2015 ■	1,921
		Ford Motor Co.
	370	7.45%, 07/16/2031	483
		Tenneco, Inc.
	240	7.75%, 08/15/2018	253
		TRW Automotive, Inc.
	375	7.25%, 03/15/2017 ■	431
			8,579
		Nonmetallic Mineral Product Manufacturing - 0.0%
		Ardagh Packaging Finance plc
	72	7.00%, 11/15/2020 ■	75
	350	7.38%, 10/15/2017 ■	371
	240	9.13%, 10/15/2020 ■	267
		Cemex S.A.B. de C.V.
	325	3.75%, 03/15/2018 β	479
		Silgan Holdings, Inc.
	500	5.00%, 04/01/2020	515
			1,707
		Other Services - 0.2%
		Abengoa Finance
EUR	570	6.00%, 03/31/2021 ■	799
	850	7.75%, 02/01/2020 ■	933
		Delphi Corp.
	1,875	4.15%, 03/15/2024	1,919
	2,510	5.00%, 02/15/2023	2,660
		Service Corp. International
	960	4.50%, 11/15/2020	941
	1,185	5.38%, 01/15/2022	1,209
	120	6.75%, 04/01/2016	130
	885	7.63%, 10/01/2018	1,025
		Sonic Automotive, Inc.
	590	7.00%, 07/15/2022	651
			10,267
		Petroleum and Coal Products Manufacturing - 2.4%
		Anadarko Petroleum Corp.
	170	5.75%, 06/15/2014	171
	1,650	5.95%, 09/15/2016	1,839
	1,500	6.38%, 09/15/2017	1,733
	1,300	6.45%, 09/15/2036	1,606
	2,110	8.70%, 03/15/2019	2,719
		Antero Resources Corp.
	340	5.38%, 11/01/2021 ■	348
		Antero Resources Finance Corp.
	1,250	6.00%, 12/01/2020	1,337
	124	7.25%, 08/01/2019	133
		Bonanza Creek Energy, Inc.
	880	6.75%, 04/15/2021	942
		Canadian Natural Resources Ltd.
	3,720	3.80%, 04/15/2024	3,792
		Chesapeake Energy Corp.
	160	6.63%, 08/15/2020	180
	255	6.88%, 11/15/2020	289
		CNOOC Finance 2012 Ltd.
	2,466	3.88%, 05/02/2022 ■	2,437
		CNPC General Capital
	2,270	1.95%, 04/16/2018 ■	2,222
		CNPC HK Overseas Capital Ltd.
	1,900	2.75%, 04/19/2017 ■	1,937
	315	4.50%, 04/28/2021 ■	330
		Cobalt International Energy, Inc.
	795	2.63%, 12/01/2019 β	747
		Concho Resources, Inc.
	300	5.50%, 10/01/2022	315

The accompanying notes are an integral part of these financial statements.

17

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.4% - (continued)
	Petroleum and Coal Products Manufacturing - 2.4% - (continued)
	ConocoPhillips
$1,775	6.50%, 02/01/2039	$2,382
250	7.00%, 03/30/2029	325
	Devon Energy Corp.
260	7.95%, 04/15/2032	363
	Devon Financing Corp.
350	7.88%, 09/30/2031	483
	Diamondback Energy, Inc.
1,315	7.63%, 10/01/2021 ■	1,423
	Ecopetrol S.A.
470	7.38%, 09/18/2043	560
	Empresa Nacional del Petroleo
100	4.75%, 12/06/2021 §	103
	EnCana Corp.
1,100	3.90%, 11/15/2021	1,141
725	5.15%, 11/15/2041	765
3,000	6.50%, 08/15/2034	3,638
	Endeavour International Corp.
1,420	12.00%, 03/01/2018	1,381
	Everest Acquisition LLC
380	6.88%, 05/01/2019	408
1,520	9.38%, 05/01/2020	1,752
	Harvest Operations Corp.
520	6.88%, 10/01/2017	563
	Hess Corp.
1,150	5.60%, 02/15/2041	1,303
500	6.00%, 01/15/2040	579
1,325	7.30%, 08/15/2031	1,701
	Kazmunaigaz Finance Sub B.V.
320	11.75%, 01/23/2015 §	342
	KazMunayGas National Co.
1,605	5.75%, 04/30/2043 §	1,453
	Lukoil International Finance B.V.
3,435	3.42%, 04/24/2018 ■	3,230
400	6.13%, 11/09/2020 §	401
	Marathon Oil Corp.
3,310	2.80%, 11/01/2022	3,149
	MEG Energy Corp.
980	6.38%, 01/30/2023 ■	1,017
	Nexen, Inc.
400	6.40%, 05/15/2037	464
1,450	7.50%, 07/30/2039	1,908
	Pacific Rubiales Energy Corp.
310	5.13%, 03/28/2023 ■	299
	Pemex Project Funding Master Trust
540	6.63%, 06/15/2038	599
	Petrohawk Energy Corp.
1,315	6.25%, 06/01/2019	1,429
2,525	7.25%, 08/15/2018	2,665
	Petroleos de Venezuela S.A.
1,185	5.25%, 04/12/2017 §	954
1,655	5.50%, 04/12/2037 §	920
9,065	6.00%, 11/15/2026 §	5,337
893	8.50%, 11/02/2017 §	804
100	9.75%, 05/17/2035 §	76
	Pioneer Natural Resources Co.
95	5.88%, 07/15/2016	105
260	6.65%, 03/15/2017	295
145	6.88%, 05/01/2018	171
	Plains Exploration & Production Co.
2,738	6.63%, 05/01/2021	3,029
750	6.88%, 02/15/2023	840
	Range Resources Corp.
205	5.00%, 08/15/2022	211
430	5.75%, 06/01/2021	460
15	6.75%, 08/01/2020	16
	Ras Laffan Liquefied Natural Gas Co., Ltd.
896	5.83%, 09/30/2016 ■	952
	Reliance Holdings USA, Inc.
255	5.40%, 02/14/2022 ■	267
250	5.40%, 02/14/2022 §	261
	Rosetta Resources, Inc.
1,320	5.63%, 05/01/2021	1,343
595	5.88%, 06/01/2022	607
245	9.50%, 04/15/2018	257
	San Diego Gas & Electric Co.
4,770	3.60%, 09/01/2023	4,923
	Seadrill Ltd.
940	6.13%, 09/15/2017 ■	972
	Sempra Energy
3,135	4.05%, 12/01/2023	3,241
	Shell International Finance B.V.
5,700	3.40%, 08/12/2023	5,751
2,400	6.38%, 12/15/2038	3,164
	Statoil ASA
4,125	2.90%, 11/08/2020	4,196
	Tosco Corp.
500	8.13%, 02/15/2030	730
	Total Capital International S.A.
3,065	2.88%, 02/17/2022	3,028
	Transocean, Inc.
925	3.80%, 10/15/2022	888
1,100	6.38%, 12/15/2021	1,243
325	6.80%, 03/15/2038	351
	Tullow Oil plc
770	6.00%, 11/01/2020 ■	786
1,625	6.25%, 04/15/2022 ■	1,641
	Williams Partners L.P.
2,295	3.35%, 08/15/2022	2,230
2,330	4.30%, 03/04/2024	2,379
435	5.40%, 03/04/2044	458
740	5.80%, 11/15/2043	819
750	6.30%, 04/15/2040	873
		113,481
	Pipeline Transportation - 0.8%
	DCP Midstream LLC
600	4.75%, 09/30/2021 ■	623
	El Paso Corp.
370	6.50%, 09/15/2020	409
850	7.00%, 06/15/2017	958
	El Paso Natural Gas Co.
50	7.25%, 06/01/2018	57

The accompanying notes are an integral part of these financial statements.

18

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.4% - (continued)
	Pipeline Transportation - 0.8% - (continued)
	Energy Transfer Equity L.P.
$3,655	3.60%, 02/01/2023	$3,554
2,900	4.15%, 10/01/2020	3,029
660	5.20%, 02/01/2022	722
835	6.13%, 02/15/2017	932
125	6.63%, 10/15/2036	146
1,425	7.50%, 10/15/2020 - 07/01/2038	1,755
	Enterprise Products Operating LLC
4,450	3.35%, 03/15/2023	4,383
1,326	5.60%, 10/15/2014	1,356
1,300	5.95%, 02/01/2041	1,535
	Kinder Morgan Energy Partners L.P.
8,450	4.15%, 02/01/2024	8,451
4,500	5.00%, 08/15/2042	4,380
	Kinder Morgan Finance Co.
110	5.70%, 01/05/2016	117
275	6.00%, 01/15/2018 ■	301
	MarkWest Energy Partners L.P.
175	5.50%, 02/15/2023	181
88	6.25%, 06/15/2022	95
	Plains All American Pipeline L.P.
980	2.85%, 01/31/2023	931
1,375	3.85%, 10/15/2023	1,391
	Sunoco Logistics Partners Operations L.P.
980	4.25%, 04/01/2024	1,001
1,830	5.30%, 04/01/2044	1,899
		38,206
	Plastics and Rubber Products Manufacturing - 0.0%
	Associated Materials LLC
310	9.13%, 11/01/2017	326
	Nortek, Inc.
1,155	8.50%, 04/15/2021	1,273
		1,599
	Primary Metal Manufacturing - 0.2%
	ArcelorMittal
2,475	5.00%, 02/25/2017	2,620
800	9.50%, 02/15/2015	848
	Novelis, Inc.
125	8.38%, 12/15/2017	134
	Precision Castparts Corp.
3,100	1.25%, 01/15/2018	3,055
	Rio Tinto Alcan, Inc.
2,300	1.63%, 08/21/2017	2,314
	United States Steel Corp.
1,371	7.38%, 04/01/2020	1,532
		10,503
	Printing and Related Support Activities - 0.1%
	Deluxe Corp.
640	6.00%, 11/15/2020	672
	Quad Graphics, Inc.
1,270	7.00%, 05/01/2022 ■	1,270
	Quebecor Media, Inc.
335	5.75%, 01/15/2023	337
		2,279
	Professional, Scientific and Technical Services - 0.1%
	IBM Corp.
1,730	1.95%, 02/12/2019	1,721
	Lamar Media Corp.
625	5.00%, 05/01/2023	628
95	5.88%, 02/01/2022	101
	Lender Processing Services, Inc.
330	5.75%, 04/15/2023	353
	SunGard Data Systems, Inc.
365	6.63%, 11/01/2019	383
486	7.38%, 11/15/2018	515
45	7.63%, 11/15/2020	49
		3,750
	Rail Transportation - 0.5%
	Burlington Northern Santa Fe Corp.
2,131	3.00%, 03/15/2023	2,059
2,980	3.05%, 09/01/2022	2,935
3,825	3.85%, 09/01/2023	3,950
	Canadian Pacific Railway Co.
1,125	4.45%, 03/15/2023	1,197
2,540	4.50%, 01/15/2022	2,728
2,430	5.95%, 05/15/2037	2,912
1,596	6.50%, 05/15/2018	1,853
	CSX Corp.
1,000	4.75%, 05/30/2042	1,034
	Union Pacific Corp.
2,735	3.75%, 03/15/2024	2,813
765	4.85%, 06/15/2044	826
		22,307
	Real Estate, Rental and Leasing - 1.3%
	Air Lease Corp.
7,770	4.50%, 01/15/2016	8,178
9,225	5.63%, 04/01/2017 Δ	10,170
	American Tower Corp.
800	5.00%, 02/15/2024	851
	Boston Properties L.P.
2,580	3.13%, 09/01/2023	2,478
	CBRE Services, Inc.
905	5.00%, 03/15/2023	912
	Duke Realty L.P.
2,200	3.63%, 04/15/2023	2,118
7,311	3.88%, 02/15/2021 - 10/15/2022	7,372
1,235	4.38%, 06/15/2022	1,279
895	6.75%, 03/15/2020	1,054
	ERAC USA Finance Co.
925	2.80%, 11/01/2018 ■	950
1,370	3.30%, 10/15/2022 ■	1,331
1,000	5.63%, 03/15/2042 ■	1,118
	GATX Corp.
1,420	2.50%, 07/30/2019	1,416
	Hertz Corp.
275	6.75%, 04/15/2019	295
	Hertz Global Holdings, Inc.
195	5.88%, 10/15/2020	207
130	6.25%, 10/15/2022	139
	International Lease Finance Corp.
870	5.88%, 04/01/2019 - 08/15/2022	932
2,260	6.25%, 05/15/2019	2,494
350	7.13%, 09/01/2018 ■	406
380	8.75%, 03/15/2017	443
	Kennedy-Wilson, Inc.
2,020	5.88%, 04/01/2024	2,017
	Penske Automotive Group, Inc.
2,700	3.13%, 05/11/2015 ■	2,762

The accompanying notes are an integral part of these financial statements.

19

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.4% - (continued)
	Real Estate, Rental and Leasing - 1.3% - (continued)
	ProLogis L.P.
$1,500	3.35%, 02/01/2021	$1,511
460	4.00%, 01/15/2018	489
6,500	4.25%, 08/15/2023	6,713
354	6.63%, 05/15/2018	413
	Realogy Corp.
673	7.63%, 01/15/2020 ■	750
	Regency Centers L.P.
830	5.25%, 08/01/2015	873
15	5.88%, 06/15/2017	17
	Ryder System, Inc.
1,690	2.55%, 06/01/2019	1,697
		61,385
	Retail Trade - 1.1%
	99 Cents Only Stores
1,437	11.00%, 12/15/2019	1,624
	American Builders & Contractors Supply Co., Inc.
190	5.63%, 04/15/2021 ■	197
	AmeriGas Finance LLC
240	6.75%, 05/20/2020	261
155	7.00%, 05/20/2022	170
	AutoZone, Inc.
1,823	3.70%, 04/15/2022	1,850
700	7.13%, 08/01/2018	837
	Building Materials Corp.
200	6.75%, 05/01/2021 ■	217
	Eaton Corp.
2,800	2.75%, 11/02/2022	2,693
	Energy Transfer Partners
2,000	6.70%, 07/01/2018	2,321
	GRD Holding III Corp.
1,005	10.75%, 06/01/2019 ■	1,123
	Home Depot, Inc.
735	2.70%, 04/01/2023	704
1,265	4.88%, 02/15/2044	1,374
2,050	5.88%, 12/16/2036	2,514
	Jaguar Land Rover plc
725	8.13%, 05/15/2021 ■	820
	Kroger (The) Co.
2,815	2.30%, 01/15/2019	2,817
360	3.85%, 08/01/2023	366
1,580	5.15%, 08/01/2043	1,660
	Lowe's Cos., Inc.
1,510	5.00%, 09/15/2043	1,639
	Macy's Retail Holdings, Inc.
20	6.70%, 09/15/2028	24
20	7.00%, 02/15/2028	24
	Michaels Stores, Inc.
1,240	7.75%, 11/01/2018	1,313
	O'Reilly Automotive, Inc.
40	3.85%, 06/15/2023	40
	Party City Holdings, Inc.
1,015	8.88%, 08/01/2020	1,132
	Party City Nextco Holdings
1,150	8.75%, 08/15/2019 ■	1,187
	Sally Holdings LLC
135	5.75%, 06/01/2022	144
225	6.88%, 11/15/2019	246
	Sotheby's
595	5.25%, 10/01/2022 ■	577
	Target Corp.
3,940	3.88%, 07/15/2020	4,232
	Wal-Mart Stores, Inc.
4,380	3.30%, 04/22/2024	4,370
3,000	4.00%, 04/11/2043	2,852
2,950	4.30%, 04/22/2044	2,935
1,000	5.00%, 10/25/2040	1,110
600	5.25%, 09/01/2035	684
703	5.63%, 04/15/2041	839
2,000	6.20%, 04/15/2038	2,543
2,800	6.50%, 08/15/2037	3,665
		51,104
	Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Procter & Gamble Co.
1,200	5.55%, 03/05/2037	1,446

	Support Activities For Transportation - 0.0%
	Kazakhstan Temir Zholy Finance B.V.
625	6.38%, 10/06/2020 §	677

	Transportation Equipment Manufacturing - 0.0%
	Huntington Ingalls Industries, Inc.
1,315	6.88%, 03/15/2018	1,407
106	7.13%, 03/15/2021	117
		1,524
	Truck Transportation - 0.2%
	Penske Truck Leasing Co.
1,510	2.50%, 07/11/2014 - 03/15/2016 ■	1,543
55	4.25%, 01/17/2023 ■	56
7,240	4.88%, 07/11/2022 ■	7,752
		9,351
	Utilities - 2.6%
	AES (The) Corp.
90	7.75%, 10/15/2015	98
123	8.00%, 10/15/2017	146
	AES Panama S.A.
15	6.35%, 12/21/2016 §	16
	Ameren Corp.
928	8.88%, 05/15/2014	931
	Calpine Corp.
176	7.50%, 02/15/2021 ■	192
	Carolina Power & Light Co.
2,060	4.10%, 05/15/2042	2,019
	Centrais Eletricas Brasileiras S.A.
1,675	5.75%, 10/27/2021 §	1,679
	Comision Federal de Electricidad
370	4.88%, 01/15/2024 ■	380
645	4.88%, 01/15/2024 §	662
	Commonwealth Edison Co.
720	3.40%, 09/01/2021	739
	Connecticut (The) Light & Power Co.
2,575	2.50%, 01/15/2023	2,439
	Consolidated Edison Co. of NY
1,400	4.20%, 03/15/2042	1,366
	Dolphin Subsidiary II, Inc.
1,805	7.25%, 10/15/2021	1,936

The accompanying notes are an integral part of these financial statements.

20

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 43.4% - (continued)
	Utilities - 2.6% - (continued)
	Dominion Resources, Inc.
$5,000	1.05%, 11/01/2016 ■	$4,981
7,000	1.25%, 03/15/2017	7,009
1,075	1.40%, 09/15/2017	1,061
3,000	1.95%, 08/15/2016	3,066
3,390	7.00%, 06/15/2038	4,489
	Duke Energy Corp.
1,350	3.55%, 09/15/2021	1,399
2,935	3.75%, 04/15/2024	2,977
3,000	3.95%, 10/15/2023	3,113
	Duke Energy Indiana, Inc.
1,870	4.90%, 07/15/2043	2,062
	Duke Energy Ohio, Inc.
995	3.80%, 09/01/2023	1,039
	Duke Energy Progress, Inc.
6,475	2.80%, 05/15/2022	6,371
	E CL S.A.
100	5.63%, 01/15/2021 §	108
	Edison International
1,210	3.75%, 09/15/2017	1,291
	EDP Finance B.V.
760	5.25%, 01/14/2021 ■	789
	Electricitie De France
4,365	2.15%, 01/22/2019 ■	4,384
3,095	4.88%, 01/22/2044 ■	3,191
5,450	5.63%, 01/22/2024 ■♠	5,614
	Eskom Holdings Ltd.
235	6.75%, 08/06/2023 ■	251
	Exelon Generation Co. LLC
2,725	4.25%, 06/15/2022	2,791
	Florida Power & Light Co.
1,300	4.13%, 02/01/2042	1,290
	Georgia Power Co.
320	4.75%, 09/01/2040	337
	IPALCO Enterprises, Inc.
30	7.25%, 04/01/2016 ■	33
	MidAmerican Energy Holdings Co.
500	5.95%, 05/15/2037	599
	National Power Corp.
15	9.63%, 05/15/2028	22
	Nevada Power Co.
450	7.13%, 03/15/2019	552
	NiSource Finance Corp.
1,450	3.85%, 02/15/2023	1,466
1,450	5.25%, 02/15/2043	1,511
	Northeast Utilities
2,775	2.80%, 05/01/2023	2,631
	Oncor Electric Delivery Co. LLC
2,000	4.10%, 06/01/2022	2,120
1,000	5.00%, 09/30/2017	1,110
615	5.25%, 09/30/2040	692
	Pacific Gas & Electric Co.
625	2.45%, 08/15/2022	590
2,285	3.75%, 02/15/2024	2,326
2,400	6.05%, 03/01/2034	2,902
725	8.25%, 10/15/2018	901
	PacifiCorp
840	4.10%, 02/01/2042	822
1,000	5.50%, 01/15/2019	1,150
	Potomac Electric Power
2,700	4.15%, 03/15/2043	2,668
	PPL Capital Funding, Inc.
2,485	3.40%, 06/01/2023	2,443
4,495	3.95%, 03/15/2024	4,603
	Progress Energy, Inc.
1,750	7.00%, 10/30/2031	2,291
3,051	7.05%, 03/15/2019	3,693
540	7.75%, 03/01/2031	753
	PSEG Power LLC
975	8.63%, 04/15/2031	1,397
	Public Service Co. of Colorado
1,930	3.60%, 09/15/2042	1,748
	Scana Corp.
500	4.75%, 05/15/2021	537
	Southern California Edison Co.
925	4.50%, 09/01/2040	962
500	6.00%, 01/15/2034	621
1,010	6.05%, 03/15/2039	1,269
	Southern Power Co.
1,615	5.25%, 07/15/2043	1,769
	Tampa Electric Co.
2,095	2.60%, 09/15/2022	1,989
	Texas Competitive Electric Co.
1,075	0.00%, 10/01/2020 ■Ω	860
	Virginia Electric and Power Co.
2,450	1.20%, 01/15/2018	2,405
		119,651
	Water Transportation - 0.0%
	Royal Caribbean Cruises Ltd.
120	5.25%, 11/15/2022	122

	Wholesale Trade - 0.3%
	Controladora Mabe S.A. de C.V.
705	7.88%, 10/28/2019 §	791
	Dynegy, Inc.
70	5.88%, 06/01/2023 ☼	67
	HD Supply, Inc.
220	8.13%, 04/15/2019	244
	Heineken N.V.
1,770	1.40%, 10/01/2017 ■	1,764
3,585	3.40%, 04/01/2022 ■	3,623
	International Paper Co.
500	7.30%, 11/15/2039	671
	Interpublic (The) Group of Cos., Inc.
120	6.25%, 11/15/2014	124
	J.M. Huber Corp.
962	9.88%, 11/01/2019 ■	1,104
	SABMiller Holdings, Inc.
1,500	2.45%, 01/15/2017 ■	1,548
1,475	3.75%, 01/15/2022 ■	1,523
800	4.95%, 01/15/2042 ■	856
		12,315
	Total Corporate Bonds
	(Cost $1,978,473)	$2,022,480

The accompanying notes are an integral part of these financial statements.

21

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 5.2%
		Argentina - 0.2%
		Argentina (Republic of)
	$4,070	2.50%, 12/31/2038	$1,725
	3,515	7.00%, 10/03/2015 - 04/17/2017	3,241
EUR	303	7.82%, 12/31/2033	313
	2,082	8.28%, 12/31/2033	1,647
			$6,926
		Azerbaijan - 0.0%
		Azerbaijan (Republic of)
	1,210	4.75%, 03/18/2024 ■	1,219

		Bolivia - 0.0%
		Bolivia (Government of)
	550	5.95%, 08/22/2023 ■	579

		Brazil - 0.4%
		Brazil (Republic of)
	2,107	4.25%, 01/07/2025	2,091
BRL	2,574	6.00%, 08/15/2050 ◄	1,073
	2,262	7.13%, 01/20/2037	2,771
	3,033	8.00%, 01/15/2018	3,385
	3,524	8.25%, 01/20/2034	4,757
BRL	8,588	10.00%, 01/01/2021 - 01/01/2023	3,417
		Brazil Notas do Tesouro Nacional Series F
BRL	5,000	10.00%, 01/01/2025	1,912
			19,406
		Chile - 0.0%
		Chile (Republic of)
	490	3.63%, 10/30/2042	413

		Colombia - 0.5%
		Colombia (Republic of)
	2,310	4.00%, 02/26/2024	2,330
	3,245	4.38%, 07/12/2021	3,433
	3,090	5.63%, 02/26/2044	3,291
	1,635	6.13%, 01/18/2041	1,864
	3,950	7.38%, 03/18/2019 - 09/18/2037	5,091
COP	1,295,400	7.50%, 08/26/2026	690
COP	1,450,000	7.75%, 04/14/2021	844
	695	8.13%, 05/21/2024	917
COP	10,000	9.85%, 06/28/2027	7
	85	10.38%, 01/28/2033	131
	1,536	11.75%, 02/25/2020	2,221
COP	108,000	12.00%, 10/22/2015	61
			20,880
		Croatia - 0.1%
		Croatia (Republic of)
	460	6.25%, 04/27/2017 ■	494
	1,720	6.25%, 04/27/2017 §	1,847
	520	6.63%, 07/14/2020 §	567
	530	6.75%, 11/05/2019 §	581
			3,489
		Dominican Republic - 0.0%
		Dominican Republic International Bond
	595	6.60%, 01/28/2024 ■	614
	1,320	7.45%, 04/30/2044 ■	1,328
			1,942
		Ecuador - 0.1%
		Ecuador (Republic of)
	2,725	9.38%, 12/15/2015 §	2,912

		Hungary - 0.2%
		Hungary (Republic of)
EUR	165	3.88%, 02/24/2020 §	236
	2,526	4.00%, 03/25/2019	2,551
	752	4.13%, 02/19/2018	775
EUR	1,155	4.38%, 07/04/2017 §	1,684
	2,718	5.38%, 02/21/2023 - 03/25/2024	2,821
	674	5.75%, 11/22/2023	718
EUR	550	5.75%, 06/11/2018 §	844
EUR	366	6.00%, 01/11/2019 §	573
	143	6.25%, 01/29/2020	158
	750	7.63%, 03/29/2041	898
			11,258
		Iceland - 0.1%
		Iceland (Republic of)
	1,755	4.88%, 06/16/2016 §	1,843
	226	5.88%, 05/11/2022 ■	246
			2,089
		Indonesia - 0.5%
		Indonesia (Republic of)
	900	3.38%, 04/15/2023 §	816
	2,741	3.75%, 04/25/2022 §	2,590
	4,545	4.88%, 05/05/2021 §	4,687
	465	5.38%, 10/17/2023 ■	485
	260	5.88%, 01/15/2024 ■	282
	2,120	5.88%, 03/13/2020 §	2,321
	2,351	6.63%, 02/17/2037 §	2,536
	2,850	6.75%, 01/15/2044 ■	3,164
	910	6.75%, 01/15/2044 §	1,010
	2,135	7.75%, 01/17/2038 §	2,586
	485	8.50%, 10/12/2035 §	626
	370	11.63%, 03/04/2019 §	499
			21,602
		Ivory Coast - 0.0%
		Ivory Coast (Republic of)
	100	7.21%, 12/31/2032 ■	94
	1,730	7.77%, 12/31/2032 §	1,627
			1,721
		Latvia - 0.1%
		Latvia (Republic of)
EUR	100	2.63%, 01/21/2021 ■	141
	1,095	2.75%, 01/12/2020 ■	1,058
	1,890	2.75%, 01/12/2020 §	1,826
	385	5.25%, 02/22/2017 ■	417
	1,250	5.25%, 02/22/2017 - 06/16/2021 §	1,367
			4,809
		Lithuania - 0.1%
		Lithuania (Republic of)
	1,645	6.13%, 03/09/2021 §	1,891
	1,635	7.38%, 02/11/2020 §	1,978
			3,869

The accompanying notes are an integral part of these financial statements.

22

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 5.2% - (continued)
		Mexico - 0.6%
		United Mexican States
	$1,240	3.63%, 03/15/2022	$1,257
	4,976	4.75%, 03/08/2044	4,802
	7,842	5.55%, 01/21/2045	8,489
	4,922	5.75%, 10/12/2110	4,934
	4,084	6.05%, 01/11/2040	4,713
	439	6.63%, 03/03/2015	460
	1,619	6.75%, 09/27/2034	2,015
MXN	26,330	10.00%, 12/05/2024	2,594
			29,264
		Pakistan - 0.0%
		Pakistan (Republic of)
	820	7.25%, 04/15/2019 ■	821
	755	8.25%, 04/15/2024 ■	750
			1,571
		Panama - 0.0%
		Panama (Republic of)
	122	7.25%, 03/15/2015	128
	345	8.88%, 09/30/2027	485
	307	9.38%, 04/01/2029	443
			1,056
		Peru - 0.1%
		Peru (Republic of)
PEN	3,325	5.20%, 09/12/2023	1,124
PEN	75	7.84%, 08/12/2020	30
	1,455	8.38%, 05/03/2016	1,660
	25	9.88%, 02/06/2015	27
			2,841
		Philippines - 0.4%
		Philippines (Republic of)
	3,355	4.00%, 01/15/2021	3,531
	4,365	4.20%, 01/21/2024	4,523
	1,910	5.50%, 03/30/2026	2,168
	3,040	8.38%, 06/17/2019	3,861
	345	9.38%, 01/18/2017	418
	350	9.88%, 01/15/2019	463
	1,080	10.63%, 03/16/2025	1,690
			16,654
		Poland - 0.0%
		Poland (Republic of)
	530	5.00%, 03/23/2022	577

		Romania - 0.2%
		Romania (Republic of)
	1,372	4.38%, 08/22/2023 §	1,389
EUR	355	4.63%, 09/18/2020 §	541
	392	4.88%, 01/22/2024 ■	412
EUR	510	4.88%, 11/07/2019 §	787
	894	6.13%, 01/22/2044 ■	980
	878	6.13%, 01/22/2044 §	962
	3,152	6.75%, 02/07/2022 §	3,731
			8,802
		Russia - 0.5%
		Russia (Federation of)
	200	3.63%, 04/29/2015 ■	203
	1,200	3.63%, 04/29/2015 §	1,216
	1,800	4.50%, 04/04/2022 §	1,713
	2,000	4.88%, 09/16/2023 ■	1,897
	5,600	4.88%, 09/16/2023 §	5,313
	1,200	5.00%, 04/29/2020 §	1,212
	1,600	5.88%, 09/16/2043 ■	1,484
	1,400	5.88%, 09/16/2043 §	1,299
	8,950	7.50%, 03/31/2030 §☼	9,979
			24,316
		Serbia - 0.0%
		Serbia (Republic of)
	925	5.88%, 12/03/2018 ■	971

		Slovenia - 0.1%
		Slovenia (Republic of)
	490	4.13%, 02/18/2019 ■	505
	1,210	5.25%, 02/18/2024 ■	1,255
	710	5.50%, 10/26/2022 §	756
	1,045	5.85%, 05/10/2023 ■	1,137
			3,653
		South Africa - 0.0%
		South Africa (Republic of)
ZAR	6,970	7.00%, 02/28/2031	552
ZAR	4,045	8.75%, 02/28/2048	366
			918
		Sri Lanka - 0.1%
		Sri Lanka (Republic of)
	230	5.13%, 04/11/2019 ■	231
	2,235	6.00%, 01/14/2019 ■	2,325
			2,556
		Turkey - 0.5%
		Turkey (Republic of)
	545	5.13%, 03/25/2022	566
	1,395	5.63%, 03/30/2021	1,500
	3,210	5.75%, 03/22/2024	3,435
	670	6.00%, 01/14/2041	693
	225	6.63%, 02/17/2045	251
	2,983	6.75%, 04/03/2018	3,345
	3,595	7.00%, 09/26/2016	3,972
	1,985	7.25%, 03/15/2015	2,082
	3,600	7.38%, 02/05/2025	4,271
	4,125	7.50%, 07/14/2017	4,687
			24,802
		Ukraine - 0.1%
		Ukraine (Government of)
	350	6.25%, 06/17/2016 ■	296
	1,300	6.25%, 06/17/2016 §	1,100
	2,320	6.58%, 11/21/2016 §	1,952
	105	6.88%, 09/23/2015 §	94
	255	7.80%, 11/28/2022 ■	214
	1,235	7.80%, 11/28/2022	1,036
	600	7.95%, 02/23/2021 §	509
	220	9.25%, 07/24/2017 ■	198
	925	9.25%, 07/24/2017	833
			6,232

The accompanying notes are an integral part of these financial statements.

23

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Foreign Government Obligations - 5.2% - (continued)
	Uruguay - 0.0%
	Uruguay (Republic of)
$480	4.13%, 11/20/2045	$398
656	4.50%, 08/14/2024	677
110	7.88%, 01/15/2033 Þ	145
		1,220
	Venezuela - 0.3%
	Venezuela (Republic of)
455	6.00%, 12/09/2020 §	328
1,000	7.00%, 12/01/2018 §	822
5,430	7.75%, 10/13/2019 §	4,426
3,180	9.00%, 05/07/2023 §	2,603
2,275	9.25%, 09/15/2027	1,883
340	9.25%, 05/07/2028 §	270
2,550	9.38%, 01/13/2034	2,027
1,545	11.95%, 08/05/2031 §	1,429
		13,788
	Total Foreign Government Obligations
	(Cost $236,051)	$242,335

Municipal Bonds - 0.5%
	General Obligations - 0.2%
	California State GO,
$725	7.30%, 10/01/2039	$987
230	7.60%, 11/01/2040	331
550	7.63%, 03/01/2040	781
	California State GO, Taxable,
2,795	7.55%, 04/01/2039	3,959
	Illinois State GO,
155	5.10%, 06/01/2033	155
585	5.67%, 03/01/2018	648
		6,861
	Higher Education (Univ., Dorms, etc.) - 0.0%
	Massachusetts State Development Fin Agency Rev,
110	5.35%, 12/01/2028	118

	Miscellaneous - 0.0%
	California State Public Works Board Lease Rev,
50	8.36%, 10/01/2034	65

	Tax Allocation - 0.1%
	LA County, CA, Met Transportation Auth Sales Tax,
3,000	5.74%, 06/01/2039	3,524

	Transportation - 0.2%
	Grand Parkway Transportation Corp TX, Toll Rev,
1,195	5.18%, 10/01/2042	1,355
	New Jersey State Turnpike Auth, Taxable,
50	7.41%, 01/01/2040	71
	New York & New Jersey PA,
1,850	4.46%, 10/01/2062	1,782
15	4.93%, 10/01/2051	16
900	4.96%, 08/01/2046	969
4,165	5.31%, 08/01/2046	4,377
350	5.86%, 12/01/2024	420
	North Texas Tollway Auth Rev,
455	6.72%, 01/01/2049	617
		9,607
	Total Municipal Bonds
	(Cost $18,920)	$20,175

Senior Floating Rate Interests ♦ - 0.3%
	Apparel Manufacturing - 0.0%
	Bauer Performance Sports Ltd.
$715	4.50%, 04/15/2021	$714

	Arts, Entertainment and Recreation - 0.0%
	Tribune Co.
1,272	4.00%, 12/27/2020	1,269

	Computer and Electronic Product Manufacturing - 0.0%
	Freescale Semiconductor, Inc.
841	5.00%, 01/15/2021	844

	Finance and Insurance - 0.1%
	Asurion LLC
859	4.25%, 07/08/2020	846
729	5.00%, 05/24/2019	730
475	8.50%, 03/03/2021	488
		2,064
	Mining - 0.0%
	Arch Coal, Inc.
403	6.25%, 05/16/2018	391

	Other Services - 0.1%
	Gardner Denver, Inc.
1,134	4.25%, 07/30/2020	1,132
	Rexnord LLC
1,463	4.00%, 08/21/2020	1,456
		2,588
	Petroleum and Coal Products Manufacturing - 0.0%
	Crosby Worldwide Ltd.
963	4.00%, 11/23/2020	957

	Retail Trade - 0.1%
	Land's End, Inc.
715	4.25%, 04/04/2021	714
	Neiman Marcus (The) Group, Inc.
1,048	4.25%, 10/25/2020	1,044
		1,758
	Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Spotless Group
582	5.00%, 10/02/2018	583

	Utilities - 0.0%
	Calpine Corp.
224	4.00%, 10/31/2020	224
	Texas Competitive Electric Holdings Co. LLC
1,949	4.74%, 10/10/2017 Ψ	1,469
		1,693
	Total Senior Floating Rate Interests
	(Cost $12,839)	$12,861

The accompanying notes are an integral part of these financial statements.

24

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
U.S. Government Securities - 0.1%
U.S. Treasury Securities - 0.1%
	U.S. Treasury Bonds - 0.1%
$2,680	3.75%, 11/15/2043	$2,828

	U.S. Treasury Notes - 0.0%
1,000	1.63%, 03/31/2019	998

		3,826
	Total U.S. Government Securities
	(Cost $3,806)	$3,826

	Total Long-Term Investments Excluding Purchased Options
	(Cost $4,004,183)	$4,483,841

Short-Term Investments - 3.1%
Repurchase Agreements - 3.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $6,365, collateralized by GNMA 4.00%, 2044, value of $6,493)
$6,365	0.05%, 4/30/2014	$6,365
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$31,611, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$32,243)
31,611	0.04%, 4/30/2014	31,611
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $11,184, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $11,408)
11,184	0.04%, 4/30/2014	11,184
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
05/01/2014 in the amount of $27,698,
collateralized by U.S. Treasury Bill 0.02% -
0.14%, 2014 - 2015, U.S. Treasury Bond
2.75% - 10.63%, 2015 - 2042, U.S. Treasury
Note 0.25% - 5.13%, 2014 - 2023, value of
	$28,252)
27,698	0.04%, 4/30/2014	27,698
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $16,838, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $17,174)
16,838	0.05%, 4/30/2014	16,838
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $13,846, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $14,123)
13,846	0.04%, 4/30/2014	13,846
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$38,466, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $39,235)
38,466	0.05%, 4/30/2014	38,466
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $195, collateralized by U.S. Treasury Note 2.13%, 2015, value of $200)
195	0.04%, 4/30/2014	195
		146,203
	Total Short-Term Investments
	(Cost $146,203)	$146,203

Total Investments Excluding Purchased Options
(Cost $4,150,386)	99.4%	$4,630,044
Total Purchased Options
(Cost $5)	—%	3
Total Investments
(Cost $4,150,391) ▲	99.4%	$4,630,047
Other Assets and Liabilities	0.6%	27,775
Total Net Assets	100.0%	$4,657,822

The accompanying notes are an integral part of these financial statements.

25

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $4,153,549 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$495,896
Unrealized Depreciation	(19,398)
Net Unrealized Appreciation	$476,498

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

Ω	Debt security in default due to bankruptcy.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $18,956 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $403,698, which represents 8.7% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $107,091, which represents 2.3% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Futures contracts	$2,130	$–
OTC swaps contracts	–	315
Centrally cleared swaps contracts	24	–
Total	$2,154	$315

The accompanying notes are an integral part of these financial statements.

26

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

OTC Swaption Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Put swaption contracts
Interest Rate Swaption	JPM	IR	2.85%	05/27/14	USD	800,000	$3	$5	$(2)

*	The number of contracts does not omit 000's.

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 30-Year Bond Future	423	06/19/2014	$56,137	$57,078	$941	$–	$238	$–
U.S. Treasury 5-Year Note Future	277	06/30/2014	33,119	33,089	–	(30)	84	–
U.S. Treasury CME Ultra Long Term Bond Future	255	06/19/2014	37,203	37,557	354	–	223	–
Total					$1,295	$(30)	$545	$–
Short position contracts:
Euro-BUND Future	2	06/06/2014	$399	$401	$–	$(2)	$–	$(1)
U.S. Treasury 10-Year Note Future	2,418	06/19/2014	299,659	300,852	–	(1,193)	124	(1,243)
Total					$–	$(1,195)	$124	$(1,244)
Total futures contracts					$1,295	$(1,225)	$669	$(1,244)

*	The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at April 30, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on single-name issues:
Buy protection:
Colombia (Republic of)	BCLY	USD	855	(1.00)% / 0.91%	03/20/19	$10	$–	$(4)	$–	$(14)
Colombia (Republic of)	BOA	USD	425	(1.00)% / 0.91%	03/20/19	4	–	(2)	–	(6)
Venezuela (Republic of)	BOA	USD	745	(5.00)% / 9.92%	03/20/19	139	–	131	–	(8)
Venezuela (Republic of)	DEUT	USD	1,315	(5.00)% / 9.92%	03/20/19	249	–	232	–	(17)
Viacom, Inc.	BOA	USD	9,750	(1.00)% / 0.42%	12/20/18	–	(209)	(256)	–	(47)
Total						$402	$(209)	$101	$–	$(92)
Sell protection:
Assured Guarunty Ltd.	MSC	USD	400	5.00% / 7.70%	09/20/19	$41	$–	$41	$–	$–
Illinois ST GO	GSC	USD	900	1.00% / 1.15%	06/20/17	4	–	4	–	–
Kazakhstan (Republic of)	BCLY	USD	435	1.00% / 1.76%	06/20/19	–	(18)	(16)	2	–
Kazakhstan (Republic of)	DEUT	USD	90	1.00% / 1.76%	06/20/19	–	(4)	(3)	1	–
Kazakhstan (Republic of)	MSC	USD	140	1.00% / 1.76%	06/20/19	–	(6)	(5)	1	–
Peru (Republic of)	BCLY	USD	860	1.00% / 0.96%	03/20/19	–	(12)	1	13	–
Peru (Republic of)	BOA	USD	420	1.00% / 0.96%	03/20/19	–	(4)	1	5	–
Total						$45	$(44)	$23	$22	$–
Total single-name issues						$447	$(253)	$124	$22	$(92)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014 - (continued)

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on traded indices:
Sell protection:
CDX.NA.IG.22	CME	USD	1,500	1.00%	06/20/19	$24	$26	$2	$–	$1	$–

(a)	The FCM to the contracts is GSC.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
BRL	Buy	06/03/2014	SCB	$506	$537	$31	$–
BRL	Buy	06/03/2014	UBS	1,005	1,005	–	–
BRL	Sell	06/03/2014	BCLY	514	552	–	(38)
BRL	Sell	06/03/2014	HSBC	856	911	–	(55)
BRL	Sell	06/03/2014	MSC	915	978	–	(63)
BRL	Sell	06/03/2014	UBS	2,910	3,095	–	(185)
CAD	Buy	05/01/2014	BCLY	1,123	1,130	7	–
CAD	Buy	05/05/2014	SCB	2,330	2,330	–	–
CAD	Sell	05/30/2014	RBC	186	187	–	(1)
COP	Buy	06/18/2014	SCB	636	647	11	–
COP	Sell	06/18/2014	UBS	258	272	–	(14)
EUR	Sell	06/18/2014	BCLY	152	153	–	(1)
EUR	Sell	06/18/2014	BOA	4,992	4,993	–	(1)
EUR	Sell	06/18/2014	CBK	491	493	–	(2)
EUR	Sell	05/30/2014	DEUT	3,668	3,683	–	(15)
MXN	Buy	06/18/2014	BOA	20	20	–	–
MXN	Buy	06/18/2014	UBS	1,359	1,364	5	–
MYR	Buy	06/18/2014	UBS	1,346	1,355	9	–
PEN	Sell	06/18/2014	SCB	569	572	–	(3)
PEN	Sell	06/18/2014	SSG	357	359	–	(2)
PEN	Sell	06/18/2014	UBS	212	213	–	(1)
PHP	Buy	06/18/2014	JPM	607	609	2	–
PHP	Sell	06/18/2014	SCB	602	609	–	(7)
PLN	Buy	06/18/2014	MSC	1,340	1,345	5	–
RUB	Buy	06/18/2014	JPM	519	536	17	–
RUB	Sell	06/18/2014	UBS	519	537	–	(18)
TRY	Buy	06/18/2014	BOA	1,321	1,381	60	–
TRY	Sell	06/18/2014	BCLY	230	235	–	(5)

The accompanying notes are an integral part of these financial statements.

28

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
TRY	Sell	06/18/2014	DEUT	$392	$400	$–	$(8)
TRY	Sell	06/18/2014	GSC	55	56	–	(1)
TRY	Sell	06/18/2014	JPM	678	691	–	(13)
ZAR	Buy	06/18/2014	JPM	1,402	1,430	28	–
ZAR	Sell	06/18/2014	UBS	966	1,001	–	(35)
Total						$175	$(468)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CME	Chicago Mercantile Exchange
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	EURO
MXN	Mexican New Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish New Zloty
RUB	New Ruble
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.IG	Credit Derivatives North American Investment Grade

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IR	Interest Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

29

The Hartford Balanced Income Fund

Investment Valuation Hierarchy Level Summary

April 30, 2014 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$52,692	$–	$36,558	$16,134
Common Stocks ‡	2,125,020	1,940,640	184,380	–
Corporate Bonds	2,022,480	–	2,020,700	1,780
Foreign Government Obligations	242,335	–	241,007	1,328
Municipal Bonds	20,175	–	20,175	–
Preferred Stocks	4,452	4,452	–	–
Senior Floating Rate Interests	12,861	–	12,861	–
U.S. Government Securities	3,826	–	3,826	–
Short-Term Investments	146,203	–	146,203	–
Purchased Options	3	–	3	–
Total	$4,630,047	$1,945,092	$2,665,713	$19,242
Foreign Currency Contracts *	$175	$–	$175	$–
Futures *	1,295	1,295	–	–
Swaps - Credit Default *	24	–	24	–
Total	$1,494	$1,295	$199	$–
Liabilities:
Foreign Currency Contracts *	$468	$–	$468	$–
Futures *	1,225	1,225	–	–
Swaps - Credit Default *	92	–	92	–
Total	$1,785	$1,225	$560	$–

♦	For the six-month period ended April 30, 2014, investments valued at $388 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$12,771	$222	$249	†	$347	$4,935	$(2,894)	$504	$—	$16,134
Corporate Bonds and Foreign Government Obligations	1,746	—	92	‡	—	1,320	(50)	—	—	3,108
Total	$14,517	$222	$341		$347	$6,255	$(2,944)	$504	$—	$19,242

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $256.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $92.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

30

The Hartford Balanced Income Fund

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,150,391)	$4,630,047
Cash	9,474	*
Unrealized appreciation on foreign currency contracts	175
Unrealized appreciation on OTC swap contracts	22
Receivables:
Investment securities sold	23,773
Fund shares sold	22,800
Dividends and interest	28,733
Variation margin on financial derivative instruments	670
OTC swap premiums paid	447
Other assets	228
Total assets	4,716,369
Liabilities:
Unrealized depreciation on foreign currency contracts	468
Unrealized depreciation on OTC swap contracts	92
Payables:
Investment securities purchased	49,924
Fund shares redeemed	4,955
Investment management fees	436
Administrative fees	4
Distribution fees	359
Collateral received from broker	315
Variation margin on financial derivative instruments	1,244
Accrued expenses	383
OTC swap premiums received	253
Other liabilities	114
Total liabilities	58,547
Net assets	$4,657,822
Summary of Net Assets:
Capital stock and paid-in-capital	$4,141,465
Undistributed net investment income	9,353
Accumulated net realized gain	27,613
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	479,391
Net assets	$4,657,822

* Cash of $2,154 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

31

The Hartford Balanced Income Fund

Statement of Assets and Liabilities – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares authorized	1,450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.49/$14.28
Shares outstanding	159,016
Net assets	$2,145,695
Class B: Net asset value per share	$13.46
Shares outstanding	1,518
Net assets	$20,424
Class C: Net asset value per share	$13.34
Shares outstanding	119,341
Net assets	$1,592,186
Class I: Net asset value per share	$13.50
Shares outstanding	54,725
Net assets	$738,527
Class R3: Net asset value per share	$13.54
Shares outstanding	5,836
Net assets	$79,011
Class R4: Net asset value per share	$13.54
Shares outstanding	3,745
Net assets	$50,705
Class R5: Net asset value per share	$13.55
Shares outstanding	905
Net assets	$12,263
Class Y: Net asset value per share	$13.61
Shares outstanding	1,397
Net assets	$19,011

The accompanying notes are an integral part of these financial statements.

32

The Hartford Balanced Income Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2014 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$33,033
Interest	43,271
Less: Foreign tax withheld	(651)
Total investment income	75,653

Expenses:
Investment management fees	12,112
Administrative services fees
Class R3	69
Class R4	33
Class R5	5
Transfer agent fees
Class A	969
Class B	22
Class C	579
Class I	281
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	2,458
Class B	26
Class C	7,116
Class R3	172
Class R4	55
Custodian fees	19
Accounting services fees	420
Registration and filing fees	142
Board of Directors' fees	46
Audit fees	16
Other expenses	230
Total expenses (before waivers and fees paid indirectly)	24,771
Expense waivers	(56)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(59)
Total expenses, net	24,712
Net Investment Income	50,941
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	30,934
Net realized loss on futures contracts	(3,276)
Net realized gain on swap contracts	3,279
Net realized loss on foreign currency contracts	(20)
Net realized loss on other foreign currency transactions	(1)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	30,916
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	172,219
Net unrealized depreciation of purchased option contracts	(2)
Net unrealized depreciation of futures contracts	(64)
Net unrealized depreciation of swap contracts	(3,137)
Net unrealized depreciation of foreign currency contracts	(27)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	13
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	169,002
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	199,918
Net Increase in Net Assets Resulting from Operations	$250,859

The accompanying notes are an integral part of these financial statements.

33

The Hartford Balanced Income Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$50,941	$71,749
Net realized gain on investments, other financial instruments and foreign currency transactions	30,916	51,350
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	169,002	175,930
Net Increase in Net Assets Resulting from Operations	250,859	299,029
Distributions to Shareholders:
From net investment income
Class A	(24,392)	(36,895)
Class B	(246)	(454)
Class C	(12,936)	(17,560)
Class I	(8,941)	(12,046)
Class R3	(771)	(895)
Class R4	(564)	(584)
Class R5	(144)	(158)
Class Y	(230)	(240)
Total from net investment income	(48,224)	(68,832)
From net realized gain on investments
Class A	(25,636)	(14,201)
Class B	(280)	(205)
Class C	(18,534)	(8,323)
Class I	(8,332)	(3,831)
Class R3	(849)	(354)
Class R4	(515)	(187)
Class R5	(125)	(2)
Class Y	(206)	(31)
Total from net realized gain on investments	(54,477)	(27,134)
Total distributions	(102,701)	(95,966)
Capital Share Transactions:
Class A	197,310	647,022
Class B	(1,228)	3,266
Class C	215,242	612,834
Class I	116,873	261,056
Class R3	17,312	28,556
Class R4	11,936	20,396
Class R5	2,591	8,675
Class Y	4,042	11,938
Net increase from capital share transactions	564,078	1,593,743
Net Increase in Net Assets	712,236	1,796,806
Net Assets:
Beginning of period	3,945,586	2,148,780
End of period	$4,657,822	$3,945,586
Undistributed (distribution in excess of) net investment income	$9,353	$6,636

The accompanying notes are an integral part of these financial statements.

34

The Hartford Balanced Income Fund

Notes to Financial Statements

April 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Balanced Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

35

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs.Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

36

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

37

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At

38

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2014.

39

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value

40

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

(“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of April 30, 2014. The Fund had no outstanding written option contracts as of April 30, 2014. There were no transactions involving written option contracts during the six-month period ended April 30, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received

41

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of April 30, 2014.

42

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$3	$—	$—	$—	$—	$—	$3
Unrealized appreciation on foreign currency contracts	—	175	—	—	—	—	175
Unrealized appreciation on OTC swap contracts	—	—	22	—	—	—	22
Variation margin receivable *	669	—	1	—	—	—	670
Total	$672	$175	$23	$—	$—	$—	$870

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$468	$—	$—	$—	$—	$468
Unrealized depreciation on OTC swap contracts	—	—	92	—	—	—	92
Variation margin payable *	1,244	—	—	—	—	—	1,244
Total	$1,244	$468	$92	$—	$—	$—	$1,804

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $70 and open centrally cleared swaps cumulative appreciation of $2 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(3,276)	$—	$—	$—	$—	$—	$(3,276)
Net realized gain on swap contracts	—	—	3,279	—	—	—	3,279
Net realized loss on foreign currency contracts	—	(20)	—	—	—	—	(20)
Total	$(3,276)	$(20)	$3,279	$—	$—	$—	$(17)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$(2)	$—	$—	$—	$—	$—	$(2)
Net change in unrealized depreciation of futures contracts	(64)	—	—	—	—	—	(64)
Net change in unrealized depreciation of swap contracts	—	—	(3,137)	—	—	—	(3,137)
Net change in unrealized depreciation of foreign currency contracts	—	(27)	—	—	—	—	(27)
Total	$(66)	$(27)	$(3,137)	$—	$—	$—	$(3,230)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance

43

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Purchased option contracts at market value	$3	$—	$—	$—	$3
Futures contracts - Variation margin receivable	669	(669)	—	—	—
OTC swap contracts at market value	410	(141)	—	(315)	—
Swap contracts - Variation margin receivable	1	—	—	—	1
Unrealized appreciation on foreign currency contracts	168	(43)	—	—	125
Total subject to a master netting or similar arrangement	$1,251	$(853)	$—	$(315)	$129

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged		Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$1,244	$(669)	$—	$(2,130	)†	$—
OTC swap contracts at market value	286	(141)	—	—		145
Swaps contracts - Variation margin payable	—	—	—	(24	)†	—
Unrealized depreciation on foreign currency contracts	468	(43)	—	—		425
Total subject to a master netting or similar arrangement	$1,998	$(853)	$—	$(2,154)		$570

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

† Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby

44

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$82,184	$33,241
Long-Term Capital Gains ‡	13,782	—

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

45

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$17,257
Undistributed Long-Term Capital Gain	44,009
Unrealized Appreciation*	307,242
Total Accumulated Earnings	$368,508

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(803)
Accumulated Net Realized Gain (Loss)	803

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

46

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.700%
On next $250 million	0.630%
On next $500 million	0.600%
On next $1.5 billion	0.570%
On next $2.5 billion	0.550%
On next $5 billion	0.530%
Over $10 billion	0.525%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.99%	1.74%	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%

* Due to the reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees, in accordance with FINRA rules, effective June 30, 2012, the limit on net operating expenses attributable to Class B shares is 0.99%.

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, these amounts, if any, are included in the Statement of Operations.

47

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	0.97%
Class B	0.99
Class C	1.70
Class I	0.70
Class R3	1.24
Class R4	0.94
Class R5	0.69
Class Y	0.62

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $7,525 and contingent deferred sales charges of $186 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective June 30, 2012, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be charged in the future. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

48

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,282,118	$10,514	$1,292,632
Sales Proceeds	815,555	49,409	864,964

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	26,592	3,738	(15,301)	15,029	69,317	3,998	(21,724)	51,591
Amount	$349,451	$48,649	$(200,790)	$197,310	$871,692	$49,453	$(274,123)	$647,022
Class B
Shares	126	36	(255)	(93)	551	47	(335)	263
Amount	$1,654	$466	$(3,348)	$(1,228)	$6,896	$573	$(4,203)	$3,266
Class C
Shares	23,120	2,168	(8,718)	16,570	58,722	1,850	(11,341)	49,231
Amount	$300,545	$27,858	$(113,161)	$215,242	$731,990	$22,616	$(141,772)	$612,834
Class I
Shares	14,712	1,088	(6,911)	8,889	33,806	1,019	(14,100)	20,725
Amount	$193,452	$14,169	$(90,748)	$116,873	$426,625	$12,635	$(178,204)	$261,056
Class R3
Shares	1,658	122	(461)	1,319	3,229	100	(1,082)	2,247
Amount	$21,796	$1,607	$(6,091)	$17,312	$41,043	$1,238	$(13,725)	$28,556
Class R4
Shares	1,199	77	(366)	910	3,315	56	(1,722)	1,649
Amount	$15,724	$1,012	$(4,800)	$11,936	$41,439	$702	$(21,745)	$20,396
Class R5
Shares	239	21	(62)	198	766	13	(85)	694
Amount	$3,139	$269	$(817)	$2,591	$9,590	$160	$(1,075)	$8,675
Class Y
Shares	425	32	(153)	304	1,005	21	(81)	945
Amount	$5,644	$423	$(2,025)	$4,042	$12,714	$263	$(1,039)	$11,938
Total
Shares	68,071	7,282	(32,227)	43,126	170,711	7,104	(50,470)	127,345
Amount	$891,405	$94,453	$(421,780)	$564,078	$2,141,989	$87,640	$(635,886)	$1,593,743

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	30	$393
For the Year Ended October 31, 2013	29	$370

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

49

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

50

The Hartford Balanced Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$13.05	$0.17	$0.61	$0.78	$(0.16)	$(0.18)	$(0.34)	$13.49	6.06	%(D)	$2,145,695	0.97	%(E)	0.97	%(E)	2.63	%(E)
B	13.01	0.17	0.61	0.78	(0.15)	(0.18)	(0.33)	13.46	6.14	(D)	20,424	1.08	(E)	0.99	(E)	2.62	(E)
C	12.91	0.12	0.60	0.72	(0.11)	(0.18)	(0.29)	13.34	5.69	(D)	1,592,186	1.70	(E)	1.70	(E)	1.90	(E)
I	13.05	0.19	0.61	0.80	(0.17)	(0.18)	(0.35)	13.50	6.28	(D)	738,527	0.70	(E)	0.70	(E)	2.89	(E)
R3	13.10	0.15	0.61	0.76	(0.14)	(0.18)	(0.32)	13.54	5.92	(D)	79,011	1.32	(E)	1.24	(E)	2.35	(E)
R4	13.10	0.17	0.61	0.78	(0.16)	(0.18)	(0.34)	13.54	6.07	(D)	50,705	1.02	(E)	0.94	(E)	2.66	(E)
R5	13.11	0.19	0.60	0.79	(0.17)	(0.18)	(0.35)	13.55	6.18	(D)	12,263	0.72	(E)	0.69	(E)	2.90	(E)
Y	13.16	0.20	0.61	0.81	(0.18)	(0.18)	(0.36)	13.61	6.27	(D)	19,011	0.62	(E)	0.62	(E)	2.98	(E)

For the Year Ended October 31, 2013
A	$12.24	$0.32	$0.94	$1.26	$(0.30)	$(0.15)	$(0.45)	$13.05	10.57%		$1,879,401	0.99%		0.96%		2.53%
B	12.20	0.32	0.94	1.26	(0.30)	(0.15)	(0.45)	13.01	10.60		20,966	1.10		0.96		2.55
C	12.13	0.22	0.93	1.15	(0.22)	(0.15)	(0.37)	12.91	9.70		1,326,973	1.72		1.70		1.78
I	12.24	0.35	0.94	1.29	(0.33)	(0.15)	(0.48)	13.05	10.84		598,310	0.73		0.71		2.77
R3	12.29	0.29	0.94	1.23	(0.27)	(0.15)	(0.42)	13.10	10.27		59,155	1.33		1.22		2.26
R4	12.28	0.32	0.95	1.27	(0.30)	(0.15)	(0.45)	13.10	10.64		37,128	1.03		0.91		2.55
R5	12.29	0.36	0.94	1.30	(0.33)	(0.15)	(0.48)	13.11	10.90		9,269	0.73		0.69		2.80
Y	12.34	0.36	0.95	1.31	(0.34)	(0.15)	(0.49)	13.16	10.91		14,384	0.63		0.62		2.81

For the Year Ended October 31, 2012
A	$11.02	$0.35	$1.18	$1.53	$(0.31)	$–	$(0.31)	$12.24	14.05%		$1,131,250	1.04%		0.83%		2.98%
B	10.98	0.30	1.16	1.46	(0.24)	–	(0.24)	12.20	13.44		16,451	1.54		1.30		2.55
C	10.94	0.25	1.18	1.43	(0.24)	–	(0.24)	12.13	13.22		649,208	1.79		1.58		2.19
I	11.02	0.37	1.18	1.55	(0.33)	–	(0.33)	12.24	14.31		307,422	0.81		0.59		3.19
R3	11.06	0.31	1.20	1.51	(0.28)	–	(0.28)	12.29	13.84		27,888	1.41		1.11		2.64
R4	11.06	0.33	1.21	1.54	(0.32)	–	(0.32)	12.28	14.08		14,568	1.17		0.83		2.77
R5	11.06	0.38	1.18	1.56	(0.33)	–	(0.33)	12.29	14.33		164	0.76		0.56		3.29
Y	11.05	0.37	1.26	1.63	(0.34)	–	(0.34)	12.34	14.98		1,829	0.74		0.56		3.14

For the Year Ended October 31, 2011
A	$10.55	$0.37	$0.44	$0.81	$(0.34)	$–	$(0.34)	$11.02	7.78%		$395,347	1.17%		0.67%		3.44%
B	10.51	0.28	0.44	0.72	(0.25)	–	(0.25)	10.98	6.96		9,328	2.05		1.50		2.61
C	10.48	0.29	0.44	0.73	(0.27)	–	(0.27)	10.94	7.05		140,127	1.90		1.40		2.70
I	10.54	0.39	0.45	0.84	(0.36)	–	(0.36)	11.02	8.11		62,139	0.94		0.44		3.62
R3	10.58	0.32	0.46	0.78	(0.30)	–	(0.30)	11.06	7.45		5,333	1.50		1.00		2.96
R4	10.58	0.37	0.44	0.81	(0.33)	–	(0.33)	11.06	7.82		463	1.22		0.70		3.37
R5	10.58	0.41	0.44	0.85	(0.37)	–	(0.37)	11.06	8.13		119	0.91		0.40		3.75
Y	10.57	0.42	0.43	0.85	(0.37)	–	(0.37)	11.05	8.23		136	0.81		0.31		3.84

See Portfolio Turnover information on the next page.

51

The Hartford Balanced Income Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$9.44	$0.33	$1.11	$1.44	$(0.33)	$–	$(0.33)	$10.55	15.55%		$178,227	1.24%		0.74%		3.73%
B	9.40	0.29	1.07	1.36	(0.25)	–	(0.25)	10.51	14.69		5,008	2.13		1.50		3.07
C	9.40	0.26	1.10	1.36	(0.28)	–	(0.28)	10.48	14.66		52,740	1.98		1.48		2.82
I(G)	9.81	0.25	0.74	0.99	(0.26)	–	(0.26)	10.54	10.23	(D)	17,593	0.99	(E)	0.49	(E)	3.52	(E)
R3(H)	9.75	0.13	0.84	0.97	(0.14)	–	(0.14)	10.58	10.03	(D)	166	1.58	(E)	1.01	(E)	3.03	(E)
R4(H)	9.75	0.14	0.84	0.98	(0.15)	–	(0.15)	10.58	10.17	(D)	112	1.28	(E)	0.71	(E)	3.40	(E)
R5(H)	9.75	0.16	0.84	1.00	(0.17)	–	(0.17)	10.58	10.33	(D)	110	0.96	(E)	0.41	(E)	3.70	(E)
Y	9.46	0.42	1.05	1.47	(0.36)	–	(0.36)	10.57	15.87		126	0.86		0.35		4.24

For the Year Ended October 31, 2009
A	$8.22	$0.38	$1.23	$1.61	$(0.39)	$–	$(0.39)	$9.44	20.29%		$59,923	1.32%		1.19%		4.56%
B	8.20	0.31	1.23	1.54	(0.34)	–	(0.34)	9.40	19.37		3,681	2.26		1.90		3.80
C	8.19	0.31	1.23	1.54	(0.33)	–	(0.33)	9.40	19.44		6,409	2.10		1.94		3.81
Y	8.24	0.42	1.22	1.64	(0.42)	–	(0.42)	9.46	20.67		108	0.94		0.85		4.96

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Commenced operations on February 26, 2010.
(H)	Commenced operations on May 28, 2010.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	21%
For the Year Ended October 31, 2013	32
For the Year Ended October 31, 2012	30
For the Year Ended October 31, 2011	29
For the Year Ended October 31, 2010	34
For the Year Ended October 31, 2009	63

52

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

53

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

54

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

55

The Hartford Balanced Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,060.60	$4.94	$1,000.00	$1,020.00	$4.84	0.97%	181	365
Class B	$1,000.00	$1,061.40	$5.06	$1,000.00	$1,019.88	$4.96	0.99	181	365
Class C	$1,000.00	$1,056.90	$8.66	$1,000.00	$1,016.37	$8.49	1.70	181	365
Class I	$1,000.00	$1,062.80	$3.60	$1,000.00	$1,021.30	$3.53	0.70	181	365
Class R3	$1,000.00	$1,059.20	$6.33	$1,000.00	$1,018.64	$6.21	1.24	181	365
Class R4	$1,000.00	$1,060.70	$4.80	$1,000.00	$1,020.13	$4.71	0.94	181	365
Class R5	$1,000.00	$1,061.80	$3.53	$1,000.00	$1,021.37	$3.46	0.69	181	365
Class Y	$1,000.00	$1,062.70	$3.17	$1,000.00	$1,021.72	$3.10	0.62	181	365

56

The Hartford Balanced Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

57

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-BI14 4/14 113963-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD CAPITAL APPRECIATION FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview 4/30/04 – 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Capital Appreciation A#	6.04%	23.65%	16.80%	8.47%
Capital Appreciation A##	0.20%	16.85%	15.49%	7.86%
Capital Appreciation B#	5.60%	22.61%	15.84%	7.79%*
Capital Appreciation B##	0.60%	17.61%	15.62%	7.79%*
Capital Appreciation C#	5.68%	22.80%	15.98%	7.71%
Capital Appreciation C##	4.68%	21.80%	15.98%	7.71%
Capital Appreciation I#	6.21%	24.09%	17.15%	8.72%
Capital Appreciation R3#	5.89%	23.30%	16.50%	8.38%
Capital Appreciation R4#	6.03%	23.69%	16.86%	8.64%
Capital Appreciation R5#	6.20%	24.06%	17.21%	8.87%
Capital Appreciation Y#	6.27%	24.18%	17.32%	8.96%
Russell 3000 Index	7.83%	20.78%	19.54%	8.10%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Capital Appreciation Class A	1.14%	1.14%
Capital Appreciation Class B	1.99%	1.99%
Capital Appreciation Class C	1.85%	1.85%
Capital Appreciation Class I	0.84%	0.84%
Capital Appreciation Class R3	1.40%	1.41%
Capital Appreciation Class R4	1.10%	1.10%
Capital Appreciation Class R5	0.80%	0.80%
Capital Appreciation Class Y	0.70%	0.70%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA	Kent M. Stahl, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Director, Investments and Risk Management

Gregg R. Thomas, CFA
Senior Vice President and Director, Risk Management

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 6.04%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 7.83% and 8.36%, respectively, for the same period. The Fund also underperformed the 6.79% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S equities surged during the period, nearing another all-time high in April. U.S. stocks finished 2013 with their best return since 1997 amid accommodative rhetoric from U.S. Federal Reserve (the Fed) chairman nominee Janet Yellen and the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January. However, U.S. equities began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite myriad adverse weather-influenced economic data, the S&P 500 rebounded from January's pullback and finished February at an all-time high. Robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites. In March, momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the five-year-old bull market. This rotation out of the momentum and high-beta areas of the market continued in April, but the trend appeared to be abating toward the end of the month.

Nine of ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Utilities (+13%), Healthcare (+10%), and Energy (+10%) sectors, while the Telecommunication Services (-0.2%) and Consumer Discretionary (+2%) sectors lagged on a relative basis.

The Fund underperformed its benchmarks driven by both weak stock selection and sector allocation, a result of bottom-up stock selection. Lackluster stock selection within the Consumer Discretionary, Financials, and Materials sectors more than offset stronger stock selection within the Information Technology and Healthcare sectors. Sector allocation, a result of bottom-up stock selection, also detracted from returns relative to the Fund’s benchmarks, particularly an overweight position in the weak-performing Consumer Discretionary sector and an underweight to the strong performing Information Technology sector.

Best Buy (Consumer Discretionary), Ford Motor Company (Consumer Discretionary), and MUFG (Financials) detracted most from relative and absolute returns during the period. U.S.-based electronics retailer Best Buy reported unfavorable domestic holiday sales that fell below expectations, sending the stock lower. Shares of Ford Motor Company, a U.S.-based automobile manufacturer, underperformed as a result of weak 2014 earnings per share guidance despite relatively solid U.S auto sales levels. While Japan-based bank MUFG beat third quarter consensus forecasts, concerns regarding a further decline in domestic margins and weak trading income weighed on the stock price. In addition, the tepid market in Japan continues to dampen the stock price.

3

The Hartford Capital Appreciation Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

The top contributors to relative and absolute performance included Micron Technology (Information Technology), NXP Semiconductor (Information Technology), and United Continental (Industrials). Shares of Micron Technology, a U.S.-based semiconductor manufacturer, rose on improving expectations of demand for the company's products and solid execution. The share price of Netherlands-based semiconductor company NXP Semiconductor moved higher after reporting strong fourth quarter results with revenue above consensus expectations. Overall NXP continued to benefit from a powerful combination of product cycles, structural cost savings, margin expansion, and a competitive advantage in sizable markets such as identification and smart mobile businesses. U.S.-based global airline United Continental’s shares surged after management pre-announced earnings well above consensus estimates. Strong December unit revenue growth and solid progress on the company's cost reduction goals contributed to better-than-expected profit figures.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, although conditions are still far from synchronized across regions, contributing to a diverse central bank policy environment. We believe inflation is not yet a concern for the world economy. We expect the U.S. economy to regain momentum with job and wage growth, developments that will be watched closely by the U.S. Federal Reserve as it gradually unwinds accommodative policy. We believe the U.S. Federal Reserve appears to remain on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. At the end of the period, our largest overweights were to the Consumer Discretionary and Information Technology sectors, while our largest underweights were to the Energy and Financials sectors, relative to the Russell 3000 Index.

Diversification by Sector
as of April 30, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	21.0
Consumer Staples	7.0
Energy	6.1
Financials	13.6
Health Care	13.8
Industrials	12.7
Information Technology	18.6
Materials	3.0
Services	0.8
Utilities	0.7
Total	97.3%
Short-Term Investments	1.3
Other Assets and Liabilities	1.4
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Capital Appreciation Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5%
	Automobiles and Components - 4.8%
231	Dana Holding Corp.	$4,892
233	Fiat S.p.A.	2,819
15,258	Ford Motor Co.	246,412
60	General Motors Co.	2,078
5,790	Goodyear (The) Tire & Rubber Co.	145,916
122	Harley-Davidson, Inc.	8,988
2,091	TRW Automotive Holdings Corp. ●	167,996
		579,101
	Banks - 4.9%
8,315	Banco Bilbao Vizcaya Argentaria S.A.	102,421
605	BNP Paribas	45,437
2,086	Itau Unibanco Banco Multiplo S.A. ADR	34,124
26,127	Mitsubishi UFJ Financial Group, Inc.	138,984
41	Ocwen Financial Corp. ●	1,556
473	PNC Financial Services Group, Inc.	39,769
63	Societe Generale Class A	3,939
9,255	Standard Chartered plc	200,430
531	Wells Fargo & Co.	26,381
		593,041
	Capital Goods - 8.0%
36	3M Co.	4,969
96	AGCO Corp.	5,333
93	AMETEK, Inc.	4,887
64	Arcam AB ●	1,639
181	Armstrong World Industries, Inc. ●	9,532
68	Assa Abloy Ab ●	3,621
122	Belden, Inc.	9,007
144	Danaher Corp.	10,565
315	DigitalGlobe, Inc. ●	9,384
115	Eaton Corp. plc	8,337
17	Esterline Technologies Corp. ●	1,891
76	Flowserve Corp.	5,520
532	HD Supply Holdings, Inc. ●	13,722
66	KBR, Inc.	1,667
92	Lockheed Martin Corp.	15,067
39	Moog, Inc. Class A ●	2,552
1,303	Nidec Corp.	73,692
109	Northrop Grumman Corp.	13,204
2,059	Owens Corning, Inc.	84,123
43	Parker-Hannifin Corp.	5,401
101	Polypore International, Inc. ●	3,493
2,318	Raytheon Co.	221,305
3,711	Rexel S.A.	93,703
5,631	Rolls-Royce Holdings plc	100,020
2,256	Safran S.A.	151,817
45	Teledyne Technologies, Inc. ●	4,170
73	Textron, Inc.	2,994
404	TransDigm Group, Inc.	71,852
82	United Technologies Corp.	9,650
19	W.W. Grainger, Inc.	4,938
46	Wabtec Corp.	3,403
123	WESCO International, Inc. ●	10,772
41	Westport Innovations, Inc. ●	536
		962,766
	Commercial and Professional Services - 0.4%
151	Clean Harbors, Inc. ●	9,088
58	Equifax, Inc. ●	4,116
238	Herman Miller, Inc.	7,322
121	IHS, Inc. ●	14,552
203	Knoll, Inc.	3,694
77	Nielsen Holdings N.V.	3,626
37	Robert Half International, Inc.	1,653
		44,051
	Consumer Durables and Apparel - 1.7%
26	Cloudera, Inc. ⌂●†	339
425	D.R. Horton, Inc.	9,473
163	Electrolux AB Series B	4,539
55	Fossil Group, Inc. ●	5,893
131	Kate Spade & Co. ●	4,564
230	Lennar Corp.	8,877
344	Mattel, Inc.	13,480
83	One Kings Lane, Inc. ⌂●†	1,156
6,389	Pulte Group, Inc.	117,487
145	PVH Corp.	18,192
1,898	Samsonite International S.A.	6,029
23	Toll Brothers, Inc. ●	792
84	Vera Bradley, Inc. ●	2,370
92	Whirlpool Corp.	14,178
		207,369
	Consumer Services - 3.4%
183	American Public Education, Inc. ●	6,342
432	Bloomin' Brands, Inc. ●	9,219
129	Boyd Gaming Corp. ●	1,519
3,251	Compass Group plc	51,788
3,083	Diamond Resorts International, Inc. ●	57,685
75	Dunkin' Brands Group, Inc.	3,411
176	Grand Canyon Education, Inc. ●	7,574
665	Las Vegas Sands Corp.	52,582
216	McDonald's Corp.	21,865
393	MGM China Holdings Ltd.	1,372
70	Outerwall, Inc. ●	4,863
62	Panera Bread Co. Class A ●	9,499
85	Tim Hortons, Inc.	4,651
2,546	Wyndham Worldwide Corp.	181,619
		413,989
	Diversified Financials - 4.1%
85	Ameriprise Financial, Inc.	9,442
100	Artisan Partners Asset Management, Inc.	5,784
130	Banca Generali S.p.A.	4,085
80	BlackRock, Inc.	24,073
3,951	Citigroup, Inc.	189,294
812	Henderson Group plc	3,451
112	Japan Exchange Group, Inc.	2,224
3,843	JP Morgan Chase & Co.	215,150
230	Julius Baer Group Ltd.	10,779
32	LPL Financial Holdings, Inc.	1,493
73	Northern Trust Corp.	4,397
322	ORIX Corp.	4,664
170	Platform Specialty Products Corp. ●	3,317
136	Waddell & Reed Financial, Inc. Class A	9,142
149	Wisdomtree Investment, Inc. ●	1,687
		488,982
	Energy - 6.1%
74	Anadarko Petroleum Corp.	7,323
136	Atwood Oceanics, Inc. ●	6,737
40	Baker Hughes, Inc.	2,826
767	BG Group plc	15,516
134	Cabot Oil & Gas Corp.	5,258
1,450	Cameco Corp.	30,866
83	Cameron International Corp. ●	5,396

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5% - (continued)
	Energy - 6.1% - (continued)
234	Canadian Natural Resources Ltd. ADR	$9,556
174	Chevron Corp.	21,828
135,668	China Petroleum & Chemical Corp. Class H	120,440
651	Cobalt International Energy, Inc. ●	11,725
59	Continental Resources, Inc. ●	8,216
92	Exxon Mobil Corp.	9,437
1,179	Halliburton Co.	74,342
77	HollyFrontier Corp.	4,039
74	Imperial Oil Ltd.	3,633
119	Inpex Corp. ☼	1,736
946	Karoon Gas Australia Ltd. ●†	2,174
796	McDermott International, Inc. ●	5,756
116	National Oilwell Varco, Inc.	9,123
46	Occidental Petroleum Corp.	4,360
10,464	Petroleo Brasileiro S.A. ADR	154,866
698	Pioneer Natural Resources Co.	134,876
148	QEP Resources, Inc.	4,531
46	Range Resources Corp.	4,188
101	Southwestern Energy Co. ●	4,858
207	Suncor Energy, Inc.	7,992
136	Superior Energy Services, Inc.	4,484
742	Trican Well Service Ltd.	10,631
61	Whiting Petroleum Corp. ●	4,529
1,515	YPF Sociedad Anonima ADR	43,107
		734,349
	Food and Staples Retailing - 2.5%
3,933	CVS Caremark Corp.	286,037
75	Seven & I Holdings Co., Ltd. ☼	2,971
110	Wal-Mart Stores, Inc.	8,760
		297,768
	Food, Beverage and Tobacco - 3.8%
1,621	Anheuser-Busch InBev N.V. ☼	176,685
102	Anheuser-Busch InBev N.V. ADR	10,799
22	Bunge Ltd. Finance Corp.	1,716
397	Diageo Capital plc	12,164
40	Diageo plc ADR	4,878
198	Imperial Tobacco Group plc	8,554
32	Keurig Green Mountain, Inc.	2,992
137	Kraft Foods Group, Inc.	7,770
155	Maple Leaf Foods, Inc.	2,567
54	Molson Coors Brewing Co.	3,217
6,049	Mondelez International, Inc.	215,662
55	Monster Beverage Corp. ●	3,673
44	Philip Morris International, Inc.	3,737
767	Treasury Wine Estates Ltd.	2,733
125	Unilever N.V. NY Shares ADR	5,333
		462,480
	Health Care Equipment and Services - 4.9%
3,494	Aetna, Inc.	249,625
189	Cardinal Health, Inc.	13,136
766	CareView Communications, Inc. ●†	574
1,467	Covidien plc	104,509
303	Envision Healthcare Holdings ●	10,230
3,398	HCA Holdings, Inc. ●	176,717
191	Medtronic, Inc.	11,224
10	St. Jude Medical, Inc.	634
205	UnitedHealth Group, Inc.	15,398
80	Universal Health Services, Inc. Class B	6,519
60	Wellpoint, Inc.	6,031
		594,597
	Household and Personal Products - 0.7%
3,112	Svenska Cellulosa AB Class B	87,501

	Insurance - 4.4%
177	ACE Ltd.	18,136
1,216	Aflac, Inc.	76,286
6,294	American International Group, Inc.	334,381
361	Assicurazioni Generali S.p.A.	8,441
279	Assured Guaranty Ltd.	6,674
114	Lincoln National Corp.	5,548
476	Marsh & McLennan Cos., Inc.	23,489
271	MetLife, Inc.	14,201
80	Principal Financial Group, Inc.	3,744
72	Reinsurance Group of America, Inc.	5,493
283	T&D Holdings, Inc.	3,382
95	Zurich Financial Services AG	27,201
		526,976
	Materials - 3.0%
51	Air Liquide ☼	7,329
198	Allied Nevada Gold Corp. ●	670
416	AuRico Gold, Inc.	1,729
48	Ball Corp.	2,720
2,976	Barrick Gold Corp.	51,994
82	Celanese Corp.	5,032
501	Continental Gold Ltd. ●	1,783
122	Dow Chemical Co.	6,095
519	Ecolab, Inc.	54,296
874	Fortescue Metals Group Ltd.	4,133
1	Givaudan	1,771
9,854	Ivanhoe Mines Ltd. PIPE ●	16,272
4,361	JSR Corp.	71,468
200	Louisiana-Pacific Corp. ●	3,275
18	Martin Marietta Materials, Inc.	2,268
53	Methanex Corp. ADR	3,288
229	Norbord, Inc.	5,614
7	OCI Co., Ltd.	1,200
83	Packaging Corp. of America	5,555
113	Praxair, Inc.	14,808
108	Reliance Steel & Aluminum	7,648
59	Rio Tinto plc ADR	3,183
20,560	Turquoise Hill Resources Ltd. ●	80,183
48	Umicore S.A.	2,362
85	Vulcan Materials Co.	5,454
45	Wacker Chemie AG	5,268
		365,398
	Media - 2.5%
93	CBS Corp. Class B	5,382
457	DHX Media Ltd.	2,055
81	DirecTV ●	6,280
92	DISH Network Corp. ●	5,242
25	Harvey Weinstein Co. Holdings Class A-1 ⌂●†∞	—
6,842	Interpublic Group of Cos., Inc.	119,181
31	McGraw Hill Financial, Inc.	2,301
340	Pandora Media, Inc. ●	7,970
148	Quebecor, Inc.	3,497
24	Time Warner Cable, Inc.	3,326
2,079	Time Warner, Inc.	138,168
218	WPP plc	4,702
		298,104
	Pharmaceuticals, Biotechnology and Life Sciences - 8.9%
590	Actavis plc ●	120,576

The accompanying notes are an integral part of these financial statements.

6

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 8.9% - (continued)
40	Alkermes plc ●	$1,837
149	Almirall S.A.	2,500
55	Alnylam Pharmaceuticals, Inc. ●	2,721
49	Amgen, Inc.	5,476
590	Arena Pharmaceuticals, Inc. ●	3,777
2,248	Astellas Pharma, Inc.	25,065
288	AstraZeneca plc	22,718
1,915	AstraZeneca plc ADR	151,412
9	Biogen Idec, Inc. ●	2,611
4,269	Bristol-Myers Squibb Co.	213,849
37	Celgene Corp. ●	5,503
83	Eli Lilly & Co.	4,901
10,162	Excel Medical Fund L.P. ⌂●†Ђ	8,173
68	Foundation Medicine, Inc. ●	1,976
4,048	Gilead Sciences, Inc. ●	317,752
12	Illumina, Inc. ●	1,634
19	Incyte Corp. ●	927
119	Innate Pharma S.A. ●	1,008
215	Johnson & Johnson	21,764
109	Medivation, Inc. ●	6,577
1,159	Merck & Co., Inc.	67,899
94	NPS Pharmaceuticals, Inc. ●	2,503
56	Ono Pharmaceutical Co., Ltd.	4,471
136	Portola Pharmaceuticals, Inc. ●	3,188
12	Puma Biotechnology, Inc. ●	911
35	Regeneron Pharmaceuticals, Inc. ●	10,389
86	Roche Holding AG	25,215
72	Salix Pharmaceuticals Ltd. ●	7,920
83	Seattle Genetics, Inc. ●	3,178
44	Tesaro, Inc. ●	1,095
1,051	TherapeuticsMD, Inc. ●	4,414
108	Vertex Pharmaceuticals, Inc. ●	7,325
173	Zoetis, Inc.	5,235
		1,066,500
	Real Estate - 0.2%
51	AvalonBay Communities, Inc. REIT	6,986
40	Boston Properties, Inc. REIT	4,721
61	Plum Creek Timber Co., Inc. REIT	2,670
73	Realogy Holdings Corp. ●	3,063
3	SL Green Realty Corp. REIT	356
91	Weyerhaeuser Co. REIT	2,703
		20,499
	Retailing - 7.8%
677	Advance Automotive Parts, Inc.	82,119
27	Amazon.com, Inc. ●	8,338
314	AutoZone, Inc. ●	167,692
59	Bed Bath & Beyond, Inc. ●	3,672
4,003	Best Buy Co., Inc.	103,788
141	Conns, Inc. ●	6,236
115	Dollar Tree, Inc. ●	5,971
243	Express, Inc. ●	3,543
167	Francescas Holding Corp. ●	2,732
114	GameStop Corp. Class A	4,521
62	GNC Holdings, Inc.	2,803
2,324	Groupon, Inc. ●	16,247
138	Home Depot, Inc.	10,979
40,379	Intime Retail Group Co., Ltd.	39,655
42	L Brands, Inc.	2,287
557	Lowe's Cos., Inc.	25,578
37	Netflix, Inc. ●	11,990
1,051	Office Depot, Inc. ●	4,297
265	Rakuten, Inc.	3,442
4	Restoration Hardware Holdings, Inc. ●	221
716	Signet Jewelers Ltd.	72,570
131	The Priceline Group, Inc. ●	152,235
2,471	TJX Cos., Inc.	143,735
771	Tory Burch LLC ⌂●†	51,887
60	TripAdvisor, Inc. ●	4,845
207	Tuesday Morning Corp. ●	2,901
		934,284
	Semiconductors and Semiconductor Equipment - 6.7%
167	Analog Devices, Inc.	8,556
5,868	Applied Materials, Inc.	111,840
3,244	Freescale Semiconductor Holdings Ltd. ●	71,279
9,118	GCL-Poly Energy Holdings Ltd.	2,739
609	GT Advanced Technologies, Inc. ●	10,109
106	Hynix Semiconductor, Inc.	4,126
211	Intel Corp.	5,628
241	Maxim Integrated Products, Inc.	7,810
11,673	Micron Technology, Inc. ●	304,896
4,350	NXP Semiconductors N.V. ●	259,334
5	Samsung Electronics Co., Ltd.	5,889
74	Skyworks Solutions, Inc. ●	3,020
627	Sumco Corp.	4,813
658	SunEdison, Inc. ●	12,658
		812,697
	Software and Services - 8.0%
415	21Vianet Group, Inc. ADR ●	9,959
178	Accenture plc	14,242
10,060	Activision Blizzard, Inc.	201,305
1,230	Adobe Systems, Inc. ●‡	75,876
78	Akamai Technologies, Inc. ●	4,148
391	Amadeus IT Holding S.A. Class A	16,281
171	Angie's List, Inc. ●	1,935
102	AOL, Inc. ●	4,358
371	Apigee Corp. ⌂●†	971
239	Autodesk, Inc. ●	11,480
97	Automatic Data Processing, Inc.	7,545
69	Booz Allen Hamilton Holding Corp.	1,600
552	Cadence Design Systems, Inc. ●	8,592
98	Cognizant Technology Solutions Corp. ●	4,690
108	Concur Technologies, Inc. ●	8,658
355	CoStar Group, Inc. ●	57,073
18	Dropbox, Inc. ⌂●†	316
269	Facebook, Inc. ●	16,086
71	Global Payments, Inc.	4,768
169	Google, Inc. Class A ●	90,289
341	Google, Inc. Class C ●	179,438
16	IAC/InterActiveCorp.	1,033
23	LendingClub Corp. ⌂●†	426
2,505	Microsoft Corp.	101,203
5,000	Monitise plc ●	5,658
28	New Relic, Inc. ⌂●†	728
280	Oracle Corp.	11,453
72	Salesforce.com, Inc. ●	3,738
174	Symantec Corp.	3,525
41	Tableau Software, Inc. ●	2,250
167	Teradata Corp. ●	7,607
80	Total System Services, Inc.	2,552

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5% - (continued)
	Software and Services - 8.0% - (continued)
268	UbiSoft Entertainment S.A. ●	$4,995
282	Web.com Group, Inc. ●	8,667
247	Xerox Corp.	2,980
2,281	Yahoo!, Inc. ●	81,986
46	Yelp, Inc. ●	2,672
		961,083
	Technology Hardware and Equipment - 3.9%
41	3D Systems Corp. ●	1,947
36	Apple, Inc.	21,284
311	CDW Corp. of Delaware	8,753
1,132	Cisco Systems, Inc.	26,164
312	EMC Corp.	8,060
178	Hewlett-Packard Co.	5,884
4,933	Japan Display, Inc. ●☼	30,398
35	Loral Space & Communications, Inc. ●	2,527
77	Palo Alto Networks, Inc. ●	4,914
1,346	ParkerVision, Inc. ●	6,137
1,220	Pure Storage, Inc. ⌂●†	17,262
2,168	Qualcomm, Inc.	170,630
630	Stratasys Ltd. ●	61,039
1,833	TE Connectivity Ltd.	108,120
		473,119
	Telecommunication Services - 0.8%
40	DocuSign, Inc. ⌂●†	469
353	Gogo, Inc. ●	4,767
2,571	Intelsat S.A. ●	46,736
71	KDDI Corp.	3,798
162	Orange S.A. ☼	2,630
7,705	Portugal Telecom SGPS S.A.	32,010
18	T-Mobile US, Inc.	532
152	Verizon Communications, Inc.	7,117
305	Vodafone Group plc	1,158
		99,217
	Transportation - 4.3%
387	Air Canada-Class A ●	2,704
234	Controladora Vuela Cia De Aviacion ●	1,665
47	FedEx Corp.	6,404
3,269	Hertz Global Holdings, Inc. ●	93,081
3,599	JetBlue Airways Corp. ●	28,447
842	Kansas City Southern	84,987
730	Mitsui O.S.K. Lines Ltd.	2,435
538	Nippon Yusen	1,459
43	Norfolk Southern Corp.	4,108
6,491	United Continental Holdings, Inc. ●	265,304
258	United Parcel Service, Inc. Class B	25,435
65	XPO Logistics, Inc. ●	1,752
		517,781
	Utilities - 0.7%
49,442	China Longyuan Power Group Corp.	50,925
145	Edison International	8,184
844	Snam S.p.A.	5,078
184	UGI Corp.	8,580
267	Xcel Energy, Inc.	8,522
		81,289
	Total Common Stocks
	(Cost $9,793,033)	$11,622,941

Preferred Stocks - 0.8%
	Media - 0.8%
2,075	ProSieben Sat.1 Media AG	$90,802

	Total Preferred Stocks
	(Cost $85,116)	$90,802

Warrants - 0.0%
	Diversified Financials - 0.0%
—	Platform Specialty Products Corp.	$—

	Total Warrants
	(Cost $–)	$—

Exchange Traded Funds - 0.0%
	Other Investment Pools and Funds - 0.0%
12	S&P 500 Depositary Receipt	$2,337

	Total Exchange Traded Funds
	(Cost $2,265)	$2,337

	Total Long-Term Investments
	(Cost $9,880,414)	$11,716,080

Short-Term Investments - 1.3%
Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $6,619, collateralized by GNMA 4.00%, 2044, value of $6,752)
$6,619	0.05%, 4/30/2014	$6,619
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$32,872, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$33,529)
32,872	0.04%, 4/30/2014	32,872
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $11,630, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $11,863)
11,630	0.04%, 4/30/2014	11,630
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $28,803, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 -
	2023, value of $29,379)
28,803	0.04%, 4/30/2014	28,803
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $17,509, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $17,859)
17,509	0.05%, 4/30/2014	17,509

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 1.3% - (continued)
Repurchase Agreements - 1.3% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $14,398, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $14,686)
$14,398	0.04%, 4/30/2014		$14,398
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$39,999, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $40,799)
39,999	0.05%, 4/30/2014		39,999
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $203, collateralized by U.S. Treasury Note 2.13%, 2015, value of $208)
203	0.04%, 4/30/2014		203
			152,033
	Total Short-Term Investments
	(Cost $152,033)		$152,033

	Total Investments
	(Cost $10,032,447) ▲	98.6%	$11,868,113
	Other Assets and Liabilities	1.4%	171,814
	Total Net Assets	100.0%	$12,039,927

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $9,978,881 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,128,694
Unrealized Depreciation	(239,462)
Net Unrealized Appreciation	$1,889,232

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $84,475, which represents 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $25,506 at April 30, 2014.
‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
Ђ	As of April 30, 2014, the Fund has future commitments to purchase an additional $1,909.
∞	Securities exempt from registration under Regulation D of the Securities Act of 1933, as amended. The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value and percentage of net assets of these securities rounds to zero.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2014	371	Apigee Corp.	$1,079
02/2014	26	Cloudera, Inc.	377
02/2014	40	DocuSign, Inc.	521
01/2014	18	Dropbox, Inc.	351
05/2011	10,162	Excel Medical Fund L.P.	10,162
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 - Reg D	23,636
04/2014	23	LendingClub Corp.	473
04/2014	28	New Relic, Inc.	809
01/2014	83	One Kings Lane, Inc.	1,285
04/2014	1,220	Pure Storage, Inc.	19,180
11/2013	771	Tory Burch LLC	60,400

At April 30, 2014, the aggregate value of these securities was $81,727, which represents 0.7% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	05/05/2014	CSFB	$711	$712	$1	$–
CAD	Buy	05/02/2014	BCLY	119	119	–	–
CAD	Buy	05/05/2014	SCB	480	480	–	–
CAD	Sell	05/01/2014	BCLY	150	151	–	(1)
EUR	Buy	05/06/2014	BOA	737	738	1	–
EUR	Buy	05/05/2014	JPM	854	858	4	–
EUR	Buy	05/02/2014	TDS	1,286	1,289	3	–
EUR	Sell	05/02/2014	JPM	94,091	94,510	–	(419)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
GBP	Sell	05/01/2014	BCLY	$1,283	$1,289	$–	$(6)
GBP	Sell	05/06/2014	BCLY	242	242	–	–
JPY	Buy	12/03/2014	BCLY	38,202	37,943	–	(259)
JPY	Buy	05/02/2014	BOA	19,614	19,615	1	–
JPY	Buy	05/01/2014	CBK	1,058	1,058	–	–
JPY	Buy	05/07/2014	CSFB	769	771	2	–
JPY	Buy	12/03/2014	DEUT	33,317	33,422	105	–
JPY	Buy	12/03/2014	MSC	19,157	19,116	–	(41)
JPY	Sell	12/03/2014	BCLY	238,997	238,519	478	–
JPY	Sell	12/03/2014	BOA	110,178	109,878	300	–
JPY	Sell	05/01/2014	CBK	2,759	2,758	1	–
JPY	Sell	12/03/2014	CBK	110,136	109,878	258	–
JPY	Sell	12/03/2014	DEUT	22,326	22,725	–	(399)
Total						$1,154	$(1,125)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SCB	Standard Chartered Bank
TDS	TD Securities, Inc.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$579,101	$576,282	$2,819	$–
Banks	593,041	101,830	491,211	–
Capital Goods	962,766	633,616	329,150	–
Commercial and Professional Services	44,051	44,051	–	–
Consumer Durables and Apparel	207,369	195,306	10,568	1,495
Consumer Services	413,989	360,829	53,160	–
Diversified Financials	488,982	463,779	25,203	–
Energy	734,349	594,483	139,866	–
Food and Staples Retailing	297,768	294,797	2,971	–
Food, Beverage and Tobacco	462,480	262,344	200,136	–
Health Care Equipment and Services	594,597	594,597	–	–
Household and Personal Products	87,501	–	87,501	–
Insurance	526,976	487,952	39,024	–
Materials	365,398	271,867	93,531	–
Media	298,104	293,402	4,702	–
Pharmaceuticals, Biotechnology and Life Sciences	1,066,500	978,358	79,969	8,173
Real Estate	20,499	20,499	–	–
Retailing	934,284	839,300	43,097	51,887
Semiconductors and Semiconductor Equipment	812,697	795,130	17,567	–
Software and Services	961,083	931,708	26,934	2,441
Technology Hardware and Equipment	473,119	425,459	30,398	17,262
Telecommunication Services	99,217	59,152	39,596	469
Transportation	517,781	513,887	3,894	–
Utilities	81,289	25,286	56,003	–
Total	11,622,941	9,763,914	1,777,300	81,727
Exchange Traded Funds	2,337	2,337	–	–
Preferred Stocks	90,802	–	90,802	–
Warrants	–	–	–	–
Short-Term Investments	152,033	–	152,033	–
Total	$11,868,113	$9,766,251	$2,020,135	$81,727
Foreign Currency Contracts*	$1,154	$–	$1,154	$–
Total	$1,154	$–	$1,154	$–
Liabilities:
Foreign Currency Contracts*	$1,125	$–	$1,125	$–
Total	$1,125	$–	$1,125	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Common Stocks	$160,513	$2,503	$(12,026	)†	$—	$84,725	$(3,046)	$—	$(150,942)	$81,727
Warrants	6	—	—		—	—	—	—	(6)	—
Total	$160,519	$2,503	$(12,026)		$—	$84,725	$(3,046)	$—	$(150,948)	$81,727

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(9,943).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $10,032,447)	$11,868,113
Cash	1
Foreign currency on deposit with custodian (cost $157)	157
Unrealized appreciation on foreign currency contracts	1,154
Receivables:
Investment securities sold	234,496
Fund shares sold	5,686
Dividends and interest	33,211
Other assets	192
Total assets	12,143,010
Liabilities:
Unrealized depreciation on foreign currency contracts	1,125
Payables:
Investment securities purchased	85,049
Fund shares redeemed	12,804
Investment management fees	1,292
Administrative fees	10
Distribution fees	636
Accrued expenses	2,167
Total liabilities	103,083
Net assets	$12,039,927
Summary of Net Assets:
Capital stock and paid-in-capital	$8,848,239
Undistributed net investment income	15,909
Accumulated net realized gain	1,339,372
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,836,407
Net assets	$12,039,927

Shares authorized	1,615,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$46.62/$49.33
Shares outstanding	127,093
Net assets	$5,925,630
Class B: Net asset value per share	$40.44
Shares outstanding	7,885
Net assets	$318,903
Class C: Net asset value per share	$40.81
Shares outstanding	48,479
Net assets	$1,978,358
Class I: Net asset value per share	$46.69
Shares outstanding	42,877
Net assets	$2,001,908
Class R3: Net asset value per share	$49.32
Shares outstanding	2,748
Net assets	$135,528
Class R4: Net asset value per share	$50.15
Shares outstanding	3,672
Net assets	$184,152
Class R5: Net asset value per share	$50.77
Shares outstanding	1,159
Net assets	$58,845
Class Y: Net asset value per share	$50.94
Shares outstanding	28,204
Net assets	$1,436,603

The accompanying notes are an integral part of these financial statements.

14

The Hartford Capital Appreciation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$95,847
Interest	139
Less: Foreign tax withheld	(2,858)
Total investment income	93,128

Expenses:
Investment management fees	39,404
Administrative services fees
Class R3	134
Class R4	138
Class R5	40
Transfer agent fees
Class A	4,545
Class B	469
Class C	1,220
Class I	757
Class R3	6
Class R4	2
Class R5	1
Class Y	11
Distribution fees
Class A	7,358
Class B	1,789
Class C	9,841
Class R3	336
Class R4	230
Custodian fees	124
Accounting services fees	898
Registration and filing fees	126
Board of Directors' fees	151
Audit fees	46
Other expenses	955
Total expenses (before waivers and fees paid indirectly)	68,581
Expense waivers	(3)
Commission recapture	(195)
Custodian fee offset	—
Total waivers and fees paid indirectly	(198)
Total expenses, net	68,383
Net Investment Income	24,745
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	1,268,543
Net realized gain on foreign currency contracts	81,797
Net realized loss on other foreign currency transactions	(480)
Net Realized Gain on Investments and Foreign Currency Transactions	1,349,860
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(596,627)
Net unrealized depreciation of foreign currency contracts	(72,375)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	547
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(668,455)
Net Gain on Investments and Foreign Currency Transactions	681,405
Net Increase in Net Assets Resulting from Operations	$706,150

The accompanying notes are an integral part of these financial statements.

15

The Hartford Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$24,745	$53,532
Net realized gain on investments and foreign currency transactions	1,349,860	1,882,921
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(668,455)	2,167,935
Net Increase in Net Assets Resulting from Operations	706,150	4,104,388
Distributions to Shareholders:
From net investment income
Class A	(14,018)	(33,216)
Class C	—	(758)
Class I	(9,641)	(31,552)
Class R3	—	(420)
Class R4	(407)	(999)
Class R5	(195)	(1,806)
Class Y	(7,842)	(13,888)
Total from net investment income	(32,103)	(82,639)
From net realized gain on investments
Class A	(234,827)	—
Class B	(17,279)	—
Class C	(89,319)	—
Class I	(80,950)	—
Class R3	(5,103)	—
Class R4	(6,894)	—
Class R5	(5,135)	—
Class Y	(49,472)	—
Total from net realized gain on investments	(488,979)	—
Total distributions	(521,082)	(82,639)
Capital Share Transactions:
Class A	32,184	(850,316)
Class B	(65,672)	(141,765)
Class C	18,163	(299,644)
Class I	(49,598)	(1,907,024)
Class R3	(1,162)	(30,581)
Class R4	(4,110)	(41,402)
Class R5	(83,858)	(96,287)
Class Y	61,753	(407,354)
Net decrease from capital share transactions	(92,300)	(3,774,373)
Net Increase in Net Assets	92,768	247,376
Net Assets:
Beginning of period	11,947,159	11,699,783
End of period	$12,039,927	$11,947,159
Undistributed (distribution in excess of) net investment income	$15,909	$23,267

The accompanying notes are an integral part of these financial statements.

16

The Hartford Capital Appreciation Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Capital Appreciation Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

17

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed,

18

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign

19

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling

20

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,154	$—	$—	$—	$—	$1,154
Total	$—	$1,154	$—	$—	$—	$—	$1,154

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,125	$—	$—	$—	$—	$1,125
Total	$—	$1,125	$—	$—	$—	$—	$1,125

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

21

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$81,797	$—	$—	$—	$—	$81,797
Total	$—	$81,797	$—	$—	$—	$—	$81,797

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(72,375)	$—	$—	$—	$—	$(72,375)
Total	$—	$(72,375)	$—	$—	$—	$—	$(72,375)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$1,141	$(364)	$—	$—	$777
Total subject to a master netting or similar arrangement	$1,141	$(364)	$—	$—	$777

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$699	$(364)	$—	$—	$335
Total subject to a master netting or similar arrangement	$699	$(364)	$—	$—	$335

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

22

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

23

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$82,639	$224,029

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$31,654
Undistributed Long-Term Capital Gain	488,927
Unrealized Appreciation*	2,486,039
Total Accumulated Earnings	$3,006,620

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$2,221
Accumulated Net Realized Gain (Loss)	(2,221)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $1,470,826 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	NA

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

25

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.10%
Class B	1.96
Class C	1.82
Class I	0.77
Class R3	1.40
Class R4	1.09
Class R5	0.79
Class Y	0.69

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $4,334 and contingent deferred sales charges of $81 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $5. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

26

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	6%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$5,582,643	$—	$5,582,643
Sales Proceeds	5,977,194	—	5,977,194

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	5,498	5,377	(10,042)	833	9,099	931	(32,605)	(22,575)
Amount	$255,310	$242,144	$(465,270)	$32,184	$356,694	$32,223	$(1,239,233)	$(850,316)
Class B
Shares	49	412	(2,067)	(1,606)	65	—	(4,257)	(4,192)
Amount	$1,949	$16,073	$(83,694)	$(65,672)	$2,242	$—	$(144,007)	$(141,765)
Class C
Shares	1,844	1,983	(3,310)	517	2,492	21	(11,580)	(9,067)
Amount	$74,726	$78,076	$(134,639)	$18,163	$87,798	$656	$(388,098)	$(299,644)
Class I
Shares	3,856	936	(5,807)	(1,015)	14,659	656	(63,844)	(48,529)
Amount	$178,618	$42,330	$(270,546)	$(49,598)	$562,871	$22,696	$(2,492,591)	$(1,907,024)
Class R3
Shares	178	106	(305)	(21)	470	11	(1,264)	(783)
Amount	$8,752	$5,007	$(14,921)	$(1,162)	$19,399	$412	$(50,392)	$(30,581)
Class R4
Shares	386	143	(607)	(78)	1,069	26	(2,167)	(1,072)
Amount	$19,224	$6,923	$(30,257)	$(4,110)	$44,695	$957	$(87,054)	$(41,402)
Class R5
Shares	78	107	(1,893)	(1,708)	652	48	(3,078)	(2,378)
Amount	$3,967	$5,242	$(93,067)	$(83,858)	$27,000	$1,803	$(125,090)	$(96,287)
Class Y
Shares	3,080	1,152	(2,964)	1,268	2,289	365	(12,394)	(9,740)
Amount	$155,973	$56,909	$(151,129)	$61,753	$95,232	$13,688	$(516,274)	$(407,354)
Total
Shares	14,969	10,216	(26,995)	(1,810)	30,795	2,058	(131,189)	(98,336)
Amount	$698,519	$452,704	$(1,243,523)	$(92,300)	$1,195,931	$72,435	$(5,042,739)	$(3,774,373)

27

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	279	$13,005
For the Year Ended October 31, 2013	489	$18,983

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is

28

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

29

The Hartford Capital Appreciation Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$45.91	$0.10	$2.60	$2.70	$(0.11)	$(1.88)	$(1.99)	$46.62	6.04	%(D)	$5,925,630	1.10	%(E)	1.10	%(E)	0.46	%(E)
B	40.14	(0.09)	2.27	2.18	–	(1.88)	(1.88)	40.44	5.60	(D)	318,903	1.96	(E)	1.96	(E)	(0.43	)(E)
C	40.46	(0.05)	2.28	2.23	–	(1.88)	(1.88)	40.81	5.68	(D)	1,978,358	1.82	(E)	1.82	(E)	(0.26	)(E)
I	46.01	0.18	2.60	2.78	(0.22)	(1.88)	(2.10)	46.69	6.21	(D)	2,001,908	0.77	(E)	0.77	(E)	0.78 (E)
R3	48.42	0.04	2.74	2.78	–	(1.88)	(1.88)	49.32	5.89	(D)	135,528	1.40	(E)	1.40	(E)	0.15 (E)
R4	49.24	0.11	2.79	2.90	(0.11)	(1.88)	(1.99)	50.15	6.03	(D)	184,152	1.10	(E)	1.10	(E)	0.46 (E)
R5	49.80	0.17	2.84	3.01	(0.16)	(1.88)	(2.04)	50.77	6.20	(D)	58,845	0.80	(E)	0.80	(E)	0.68 (E)
Y	50.05	0.22	2.84	3.06	(0.29)	(1.88)	(2.17)	50.94	6.27	(D)	1,436,603	0.70	(E)	0.70	(E)	0.87 (E)

For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$–	$(0.23)	$45.91	41.56%		$5,796,609	1.14%		1.14%		0.46%
B	28.60	(0.13)	11.67	11.54	–	–	–	40.14	40.35		381,022	1.99		1.99		(0.37)
C	28.80	(0.09)	11.76	11.67	(0.01)	–	(0.01)	40.46	40.55		1,940,617	1.85		1.85		(0.25)
I	32.72	0.31	13.33	13.64	(0.35)	–	(0.35)	46.01	42.02		2,019,281	0.84		0.84		0.82
R3	34.41	0.08	14.06	14.14	(0.13)	–	(0.13)	48.42	41.20		134,084	1.41		1.40		0.21
R4	34.98	0.21	14.28	14.49	(0.23)	–	(0.23)	49.24	41.63		184,618	1.10		1.10		0.51
R5	35.40	0.35	14.41	14.76	(0.36)	–	(0.36)	49.80	42.04		142,768	0.80		0.80		0.84
Y	35.58	0.39	14.48	14.87	(0.40)	–	(0.40)	50.05	42.17		1,348,160	0.70		0.70		0.91

For the Year Ended October 31, 2012 (F)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$–	$(0.53)	$32.65	8.84%		$4,859,760	1.16%		1.16%		0.63%
B	26.76	(0.31)	2.40	2.09	(0.25)	–	(0.25)	28.60	7.93		391,388	2.01		2.00		(0.23)
C	26.94	(0.16)	2.31	2.15	(0.29)	–	(0.29)	28.80	8.11		1,642,578	1.87		1.87		(0.09)
I	30.61	0.36	2.37	2.73	(0.62)	–	(0.62)	32.72	9.19		3,024,465	0.86		0.86		0.93
R3	32.17	0.10	2.61	2.71	(0.47)	–	(0.47)	34.41	8.59		122,235	1.41		1.40		0.39
R4	32.68	0.28	2.57	2.85	(0.55)	–	(0.55)	34.98	8.92		168,689	1.11		1.10		0.68
R5	33.09	0.40	2.58	2.98	(0.67)	–	(0.67)	35.40	9.25		185,705	0.80		0.80		1.00
Y	33.26	0.55	2.47	3.02	(0.70)	–	(0.70)	35.58	9.36		1,304,963	0.70		0.70		1.09

For the Year Ended October 31, 2011
A	$32.40	$0.19	$(2.04)	$(1.85)	$–	$–	$–	$30.55	(5.71)%		$5,859,434	1.12%		1.12%		0.55%
B	28.62	(0.08)	(1.78)	(1.86)	–	–	–	26.76	(6.50)		559,856	1.95		1.95		(0.28)
C	28.79	(0.05)	(1.80)	(1.85)	–	–	–	26.94	(6.43)		2,096,461	1.84		1.84		(0.16)
I	32.39	0.27	(2.05)	(1.78)	–	–	–	30.61	(5.50)		3,254,198	0.87		0.87		0.81
R3	34.22	0.10	(2.15)	(2.05)	–	–	–	32.17	(5.99)		137,767	1.41		1.40		0.30
R4	34.66	0.21	(2.19)	(1.98)	–	–	–	32.68	(5.71)		224,653	1.10		1.10		0.59
R5	34.99	0.32	(2.22)	(1.90)	–	–	–	33.09	(5.43)		204,417	0.80		0.80		0.89
Y	35.13	0.36	(2.23)	(1.87)	–	–	–	33.26	(5.32)		1,460,367	0.70		0.70		0.98

See Portfolio Turnover information on the next page.

30

The Hartford Capital Appreciation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$28.02	$0.14	$4.24	$4.38	$–		$–	$–	$32.40	15.63%	$8,535,338	1.15%	1.15%	0.45%
B	24.95	(0.10)	3.77	3.67	–		–	–	28.62	14.71	828,754	1.95	1.95	(0.36)
C	25.07	(0.07)	3.79	3.72	–		–	–	28.79	14.84	3,001,079	1.85	1.85	(0.25)
I	27.94	0.21	4.24	4.45	–		–	–	32.39	15.93	4,781,187	0.88	0.88	0.70
R3	29.67	0.05	4.50	4.55	–		–	–	34.22	15.34	126,972	1.42	1.41	0.17
R4	29.96	0.16	4.54	4.70	–		–	–	34.66	15.69	270,804	1.10	1.10	0.49
R5	30.15	0.26	4.58	4.84	–		–	–	34.99	16.05	215,999	0.80	0.80	0.79
Y	30.24	0.29	4.60	4.89	–		–	–	35.13	16.17	2,196,541	0.70	0.70	0.89

For the Year Ended October 31, 2009
A	$23.43	$0.14	$4.76	$4.90	$(0.31	)(G)	$–	$(0.31)	$28.02	21.40%	$9,038,634	1.22%	1.22%	0.58%
B	20.77	(0.05)	4.28	4.23	(0.05	)(G)	–	(0.05)	24.95	20.44	1,027,505	2.07	2.02	(0.22)
C	20.91	(0.03)	4.29	4.26	(0.10	)(G)	–	(0.10)	25.07	20.54	2,905,481	1.93	1.93	(0.15)
I	23.41	0.14	4.82	4.96	(0.43	)(G)	–	(0.43)	27.94	21.84	2,616,775	0.89	0.89	0.59
R3	24.92	0.05	5.07	5.12	(0.37	)(G)	–	(0.37)	29.67	21.08	30,633	1.46	1.46	0.19
R4	25.08	0.15	5.12	5.27	(0.39	)(G)	–	(0.39)	29.96	21.53	189,912	1.12	1.12	0.60
R5	25.21	0.20	5.17	5.37	(0.43	)(G)	–	(0.43)	30.15	21.89	173,619	0.81	0.81	0.75
Y	25.28	0.27	5.14	5.41	(0.45	)(G)	–	(0.45)	30.24	22.01	1,474,927	0.72	0.72	1.05

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	The impact of Distributions from Capital was less than ($0.01).

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	47%
For the Year Ended October 31, 2013	91
For the Year Ended October 31, 2012	74
For the Year Ended October 31, 2011	75
For the Year Ended October 31, 2010	70
For the Year Ended October 31, 2009	77

31

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

32

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

33

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,060.40	$5.62	$1,000.00	$1,019.34	$5.50	1.10%	181	365
Class B	$1,000.00	$1,056.00	$9.98	$1,000.00	$1,015.08	$9.78	1.96	181	365
Class C	$1,000.00	$1,056.80	$9.27	$1,000.00	$1,015.78	$9.09	1.82	181	365
Class I	$1,000.00	$1,062.10	$3.94	$1,000.00	$1,020.98	$3.86	0.77	181	365
Class R3	$1,000.00	$1,058.90	$7.15	$1,000.00	$1,017.85	$7.01	1.40	181	365
Class R4	$1,000.00	$1,060.30	$5.60	$1,000.00	$1,019.36	$5.49	1.10	181	365
Class R5	$1,000.00	$1,062.00	$4.07	$1,000.00	$1,020.84	$3.99	0.80	181	365
Class Y	$1,000.00	$1,062.70	$3.56	$1,000.00	$1,021.34	$3.49	0.70	181	365

35

The Hartford Capital Appreciation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-CA14 4/14 113964-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD CHECKS AND BALANCES FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Checks and Balances Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s investment manager through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Checks and Balances Fund inception 05/31/2007
(advised by Hartford Funds Management Company, LLC)

Investment objective – The Fund seeks long-term capital appreciation and income.

Performance Overview 5/31/07 – 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Checks and Balances A#	6.16%	14.23%	13.69%	5.31%
Checks and Balances A##	0.32%	7.95%	12.41%	4.46%
Checks and Balances B#	5.64%	13.23%	12.78%	4.49%
Checks and Balances B##	0.76%	8.23%	12.53%	4.49%
Checks and Balances C#	5.67%	13.26%	12.82%	4.54%
Checks and Balances C##	4.70%	12.26%	12.82%	4.54%
Checks and Balances I#	6.29%	14.45%	13.99%	5.59%
Checks and Balances R3#	5.99%	13.78%	13.29%	5.03%
Checks and Balances R4#	6.13%	14.11%	13.63%	5.28%
Checks and Balances R5#	6.30%	14.57%	14.00%	5.55%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	5.19%
Checks and Balances Fund Blended Index	6.01%	13.38%	14.60%	5.72%
Russell 3000 Index	7.83%	20.78%	19.54%	5.55%
S&P 500 Index	8.36%	20.44%	19.14%	5.31%

†	Not Annualized
▲	Inception: 05/31/2007
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which have different operating expenses. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which have different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Checks and Balances Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 33.3% Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index and 33.3% S&P 500 Index.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Checks and Balances Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Checks and Balances Class A	1.04%	1.04%
Checks and Balances Class B	1.84%	1.84%
Checks and Balances Class C	1.79%	1.79%
Checks and Balances Class I	0.78%	0.78%
Checks and Balances Class R3	1.38%	1.38%
Checks and Balances Class R4	1.09%	1.09%
Checks and Balances Class R5	0.78%	0.78%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (“HFMC”) and Chairman of HFMC Investment Oversight Committee

How did the Fund perform?

The Class A shares of The Hartford Checks and Balances Fund returned 6.16%, before sales charge, for the six-month period ended April 30, 2014, versus 5.02% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 1.74% for the Barclays U.S. Aggregate Bond Index, 8.36% for the S&P 500 Index, and 7.83% for the Russell 3000 Index.

Why did the Fund perform this way?

The Fund makes equal allocations of its assets to Class Y shares of certain Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Total Return Bond Fund. The return of The Hartford Dividend and Growth Fund detracted most from relative performance.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to www.hartfordfunds.com for the shareholder report of each Underlying Fund.

Composition by Investments
as of April 30, 2014
Fund Name	Percentage of Net Assets
The Hartford Capital Appreciation Fund	33.3%
The Hartford Dividend and Growth Fund	33.4
The Hartford Total Return Bond Fund	33.3
Other Assets and Liabilities	0.0
Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Affiliated Investment Companies - 100.0%
Domestic Equity Funds - 66.7%
12,094	The Hartford Capital Appreciation Fund		$616,056
23,640	The Hartford Dividend and Growth Fund		618,889
			1,234,945
	Total Domestic Equity Funds
	(Cost $852,551)		$1,234,945

Taxable Fixed Income Funds - 33.3%
57,213	The Hartford Total Return Bond Fund		$617,324

	Total Taxable Fixed Income Fund
	(Cost $617,104)		$617,324

	Total Investments in Affiliated Investment Companies
	(Cost $1,469,655)		$1,852,269

	Total Long-Term Investments
	(Cost $1,469,655)		$1,852,269

	Total Investments
	(Cost $1,469,655) ▲	100.0%	$1,852,269
	Other Assets and Liabilities	–%	402
	Total Net Assets	100.0%	$1,852,671

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $1,540,089 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$382,614
Unrealized Depreciation	(70,434)
Net Unrealized Appreciation	$312,180

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$1,852,269	$1,852,269	$–	$–
Total	$1,852,269	$1,852,269	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $1,469,655)	$1,852,269
Receivables:
Investment securities sold	780
Fund shares sold	1,884
Dividends and interest	1,374
Other assets	102
Total assets	1,856,409
Liabilities:
Payables:
Investment securities purchased	471
Fund shares redeemed	2,853
Administrative fees	—
Distribution fees	128
Accrued expenses	286
Total liabilities	3,738
Net assets	$1,852,671
Summary of Net Assets:
Capital stock and paid-in-capital	$1,431,424
Distributions in excess of net investment income	(2,068)
Accumulated net realized gain	40,701
Unrealized appreciation of investments	382,614
Net assets	$1,852,671

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.43/$12.10
Shares outstanding	120,328
Net assets	$1,375,038
Class B: Net asset value per share	$11.37
Shares outstanding	10,008
Net assets	$113,817
Class C: Net asset value per share	$11.37
Shares outstanding	28,205
Net assets	$320,785
Class I: Net asset value per share	$11.44
Shares outstanding	2,672
Net assets	$30,561
Class R3: Net asset value per share	$11.40
Shares outstanding	949
Net assets	$10,813
Class R4: Net asset value per share	$11.41
Shares outstanding	132
Net assets	$1,504
Class R5: Net asset value per share	$11.44
Shares outstanding	13
Net assets	$153

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited) (000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$16,402
Total investment income	16,402

Expenses:
Administrative services fees
Class R3	11
Class R4	1
Class R5	—
Transfer agent fees
Class A	726
Class B	92
Class C	164
Class I	15
Class R3	1
Class R4	—
Distribution fees
Class A	1,695
Class B	578
Class C	1,561
Class R3	27
Class R4	2
Custodian fees	—
Accounting services fees	110
Registration and filing fees	63
Board of Directors' fees	23
Audit fees	12
Other expenses	137
Total expenses	5,218
Net Investment Income	11,184
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	60,832
Net realized gain on investments in affiliated investment companies	50,304
Net Realized Gain on Investments	111,136
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(14,503)
Net Changes in Unrealized Depreciation of Investments	(14,503)
Net Gain on Investments	96,633
Net Increase in Net Assets Resulting from Operations	$107,817

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$11,184	$23,596
Net realized gain on investments	111,136	143,280
Net unrealized appreciation (depreciation) of investments	(14,503)	163,897
Net Increase in Net Assets Resulting from Operations	107,817	330,773
Distributions to Shareholders:
From net investment income
Class A	(16,680)	(21,517)
Class B	(260)	(1,711)
Class C	(1,084)	(4,229)
Class I	(458)	(379)
Class R3	(85)	(181)
Class R4	(19)	(22)
Class R5	(2)	(2)
Total from net investment income	(18,588)	(28,041)
From net realized gain on investments
Class A	(98,305)	(4,264)
Class B	(8,578)	(386)
Class C	(22,727)	(954)
Class I	(2,162)	(71)
Class R3	(784)	(37)
Class R4	(113)	(5)
Class R5	(10)	—
Total from net realized gain on investments	(132,679)	(5,717)
Total distributions	(151,267)	(33,758)
Capital Share Transactions:
Class A	54,636	(146,673)
Class B	(1,371)	(16,189)
Class C	18,837	(24,086)
Class I	2,059	3,801
Class R3	178	(1,741)
Class R4	10	(77)
Class R5	12	3
Net increase (decrease) from capital share transactions	74,361	(184,962)
Net Increase in Net Assets	30,911	112,053
Net Assets:
Beginning of period	1,821,760	1,709,707
End of period	$1,852,671	$1,821,760
Undistributed (distribution in excess of) net investment income	$(2,068)	$5,336

The accompanying notes are an integral part of these financial statements.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Checks and Balances Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” seeks its investment goal through investment in Class Y shares of a combination of Hartford Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Funds Management Company, LLC (“HFMC”). HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

10

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of the Underlying Funds may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$28,041	$34,268
Long-Term Capital Gains ‡	5,717	7,941

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

12

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$5,336
Undistributed Long-Term Capital Gain	132,678
Unrealized Appreciation*	326,683
Total Accumulated Earnings	$464,697

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$8,915
Accumulated Net Realized Gain (Loss)	(8,915)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  HFMC serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HFMC in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HFMC for managing the Fund.

13

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $2,097 and contingent deferred sales charges of $43 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

14

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	100%*

*	Percentage amount rounds to 100%.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$166,079	$—	$166,079
Sales Proceeds	170,692	—	170,692

15

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	5,717	10,342	(10,961)	5,098	10,858	2,567	(26,934)	(13,509)
Amount	$64,989	$114,261	$(124,614)	$54,636	$116,579	$25,519	$(288,771)	$(146,673)
Class B
Shares	32	796	(923)	(95)	145	206	(1,852)	(1,501)
Amount	$356	$8,680	$(10,407)	$(1,371)	$1,557	$2,040	$(19,786)	$(16,189)
Class C
Shares	1,692	2,119	(2,072)	1,739	2,579	502	(5,354)	(2,273)
Amount	$19,108	$23,117	$(23,388)	$18,837	$27,773	$4,975	$(56,834)	$(24,086)
Class I
Shares	542	190	(547)	185	986	35	(675)	346
Amount	$6,161	$2,102	$(6,204)	$2,059	$10,717	$345	$(7,261)	$3,801
Class R3
Shares	95	79	(155)	19	279	22	(458)	(157)
Amount	$1,074	$869	$(1,765)	$178	$3,018	$218	$(4,977)	$(1,741)
Class R4
Shares	30	12	(41)	1	42	3	(53)	(8)
Amount	$341	$131	$(462)	$10	$450	$27	$(554)	$(77)
Class R5
Shares	—	1	—	1	—	—	—	—
Amount	$—	$12	$—	$12	$1	$2	$—	$3
Total
Shares	8,108	13,539	(14,699)	6,948	14,889	3,335	(35,326)	(17,102)
Amount	$92,029	$149,172	$(166,840)	$74,361	$160,095	$33,126	$(378,183)	$(184,962)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	22	$254
For the Year Ended October 31, 2013	44	$485

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in

16

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Checks and Balances Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$11.75	$0.08	$0.60	$0.68	$(0.14)	$(0.86)	$(1.00)	$11.43	6.16	%(E)	$1,375,038	0.39	%(F)	0.39	%(F)	1.40	%(F)
B	11.64	0.03	0.59	0.62	(0.03)	(0.86)	(0.89)	11.37	5.64	(E)	113,817	1.20	(F)	1.20	(F)	0.60	(F)
C	11.65	0.04	0.58	0.62	(0.04)	(0.86)	(0.90)	11.37	5.67	(E)	320,785	1.14	(F)	1.14	(F)	0.65	(F)
I	11.78	0.10	0.59	0.69	(0.17)	(0.86)	(1.03)	11.44	6.29	(E)	30,561	0.14	(F)	0.14	(F)	1.72	(F)
R3	11.69	0.06	0.60	0.66	(0.09)	(0.86)	(0.95)	11.40	5.99	(E)	10,813	0.75	(F)	0.75	(F)	1.02	(F)
R4	11.73	0.08	0.59	0.67	(0.13)	(0.86)	(0.99)	11.41	6.13	(E)	1,504	0.45	(F)	0.45	(F)	1.40	(F)
R5	11.78	0.09	0.60	0.69	(0.17)	(0.86)	(1.03)	11.44	6.30	(E)	153	0.14	(F)	0.14	(F)	1.63	(F)

For the Year Ended October 31, 2013
A	$9.92	$0.16	$1.88	$2.04	$(0.18)	$(0.03)	$(0.21)	$11.75	20.89%		$1,354,101	0.41%		0.41%		1.51%
B	9.88	0.08	1.86	1.94	(0.15)	(0.03)	(0.18)	11.64	20.01		117,550	1.21		1.21		0.72
C	9.89	0.08	1.87	1.95	(0.16)	(0.03)	(0.19)	11.65	20.00		308,250	1.16		1.16		0.76
I	9.93	0.18	1.88	2.06	(0.18)	(0.03)	(0.21)	11.78	21.15		29,305	0.15		0.15		1.70
R3	9.90	0.13	1.86	1.99	(0.17)	(0.03)	(0.20)	11.69	20.43		10,875	0.75		0.75		1.19
R4	9.91	0.16	1.86	2.02	(0.17)	(0.03)	(0.20)	11.73	20.79		1,535	0.46		0.46		1.46
R5	9.93	0.19	1.87	2.06	(0.18)	(0.03)	(0.21)	11.78	21.16		144	0.15		0.15		1.74

For the Year Ended October 31, 2012 (G)
A	$9.22	$0.20	$0.74	$0.94	$(0.20)	$(0.04)	$(0.24)	$9.92	10.43%		$1,277,312	0.41%		0.41%		2.15%
B	9.19	0.13	0.72	0.85	(0.12)	(0.04)	(0.16)	9.88	9.45		114,693	1.22		1.22		1.35
C	9.19	0.13	0.74	0.87	(0.13)	(0.04)	(0.17)	9.89	9.63		284,190	1.16		1.16		1.41
I	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70		21,254	0.16		0.16		2.38
R3	9.20	0.17	0.74	0.91	(0.17)	(0.04)	(0.21)	9.90	10.08		10,764	0.76		0.76		1.71
R4	9.22	0.20	0.73	0.93	(0.20)	(0.04)	(0.24)	9.91	10.29		1,375	0.47		0.47		1.92
R5	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70		119	0.16		0.16		2.37

For the Year Ended October 31, 2011 (G)
A	$9.22	$0.13	$–	$0.13	$(0.13)	$–	$(0.13)	$9.22	1.44%		$1,337,009	0.41%		0.41%		1.36%
B	9.18	0.05	0.02	0.07	(0.06)	–	(0.06)	9.19	0.71		123,183	1.21		1.21		0.55
C	9.19	0.06	–	0.06	(0.06)	–	(0.06)	9.19	0.66		310,632	1.16		1.16		0.61
I	9.22	0.15	0.02	0.17	(0.16)	–	(0.16)	9.23	1.81		19,854	0.15		0.15		1.61
R3	9.21	0.10	–	0.10	(0.11)	–	(0.11)	9.20	1.05		9,211	0.76		0.76		1.00
R4	9.21	0.12	0.02	0.14	(0.13)	–	(0.13)	9.22	1.53		822	0.47		0.46		1.29
R5	9.22	0.15	0.02	0.17	(0.16)	–	(0.16)	9.23	1.83		107	0.15		0.15		1.62

See Portfolio Turnover information on the next page.

18

The Hartford Checks and Balances Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2010
A	$8.29	$0.13	$0.93	$1.06	$(0.13)	$–	$(0.13)	$9.22	12.85%	$1,429,438	0.42%	0.42%	1.51%
B	8.26	0.06	0.92	0.98	(0.06)	–	(0.06)	9.18	11.87	143,627	1.23	1.23	0.69
C	8.26	0.07	0.92	0.99	(0.06)	–	(0.06)	9.19	12.06	355,504	1.16	1.16	0.75
I	8.29	0.15	0.93	1.08	(0.15)	–	(0.15)	9.22	13.09	21,297	0.17	0.17	1.75
R3	8.29	0.10	0.92	1.02	(0.10)	–	(0.10)	9.21	12.40	2,206	0.81	0.78	1.15
R4	8.29	0.14	0.91	1.05	(0.13)	–	(0.13)	9.21	12.76	241	0.50	0.47	1.75
R5	8.29	0.16	0.92	1.08	(0.15)	–	(0.15)	9.22	13.13	115	0.16	0.15	1.76

For the Year Ended October 31, 2009 (G)
A	$7.32	$0.19	$1.03	$1.22	$(0.20)	$(0.05)	$(0.25)	$8.29	17.34%	$1,073,060	0.46%	0.46%	2.45%
B	7.29	0.13	1.04	1.17	(0.15)	(0.05)	(0.20)	8.26	16.56	141,845	1.31	1.23	1.68
C	7.29	0.13	1.04	1.17	(0.15)	(0.05)	(0.20)	8.26	16.56	298,931	1.22	1.22	1.76
I	7.32	0.21	1.03	1.24	(0.22)	(0.05)	(0.27)	8.29	17.68	19,988	0.20	0.20	2.61
R3	7.31	0.17	1.04	1.21	(0.18)	(0.05)	(0.23)	8.29	17.18	598	0.87	0.78	1.46
R4	7.32	0.19	1.03	1.22	(0.20)	(0.05)	(0.25)	8.29	17.30	112	0.49	0.48	2.48
R5	7.32	0.21	1.03	1.24	(0.22)	(0.05)	(0.27)	8.29	17.65	98	0.17	0.17	2.84

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Not annualized.
(F)	Annualized.
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	9%
For the Year Ended October 31, 2013	12
For the Year Ended October 31, 2012	12
For the Year Ended October 31, 2011	19
For the Year Ended October 31, 2010	19
For the Year Ended October 31, 2009	3

19

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

        Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

        Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

        Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

        Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

        In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

20

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

        Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

        Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

        Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

        Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

        Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

21

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

        Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

        Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

        Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

        Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

        Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Checks and Balances Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,061.60	$2.02	$1,000.00	$1,022.84	$1.98	0.39%	181	365
Class B	$1,000.00	$1,056.40	$6.11	$1,000.00	$1,018.86	$6.00	1.20	181	365
Class C	$1,000.00	$1,056.70	$5.82	$1,000.00	$1,019.13	$5.72	1.14	181	365
Class I	$1,000.00	$1,062.90	$0.71	$1,000.00	$1,024.11	$0.69	0.14	181	365
Class R3	$1,000.00	$1,059.90	$3.83	$1,000.00	$1,021.08	$3.75	0.75	181	365
Class R4	$1,000.00	$1,061.30	$2.32	$1,000.00	$1,022.55	$2.27	0.45	181	365
Class R5	$1,000.00	$1,063.00	$0.70	$1,000.00	$1,024.11	$0.69	0.14	181	365

23

The Hartford Checks and Balances Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

24

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-CB14 4/14 113966-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Conservative Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Conservative Allocation Fund inception 05/28/2004

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks current income and long-term capital appreciation.

Performance Overview 5/28/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Conservative Allocation A#	2.25%	1.15%	8.93%	4.76%
Conservative Allocation A##	-3.38%	-4.42%	7.71%	4.17%
Conservative Allocation B#	1.74%	0.28%	8.04%	4.15%*
Conservative Allocation B##	-3.18%	-4.57%	7.74%	4.15%*
Conservative Allocation C#	1.75%	0.37%	8.12%	4.01%
Conservative Allocation C##	0.76%	-0.60%	8.12%	4.01%
Conservative Allocation I#	2.27%	1.35%	9.21%	4.97%
Conservative Allocation R3#	2.01%	0.82%	8.52%	4.46%
Conservative Allocation R4#	2.13%	1.12%	8.88%	4.72%
Conservative Allocation R5#	2.25%	1.43%	9.20%	4.95%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	4.91%
Conservative Allocation Fund Blended Index	2.93%	4.21%	8.40%	6.08%
MSCI All Country World Index	5.54%	14.98%	16.03%	7.86%

†	Not Annualized
▲	Inception: 05/28/2004
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which have different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which have different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Conservative Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 70% Barclays U.S. Aggregate Bond Index and 30% MSCI All Country World Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Conservative Allocation Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Conservative Allocation Class A	1.24%	1.24%
Conservative Allocation Class B	2.06%	2.06%
Conservative Allocation Class C	1.98%	1.98%
Conservative Allocation Class I	0.96%	0.96%
Conservative Allocation Class R3	1.59%	1.59%
Conservative Allocation Class R4	1.28%	1.28%
Conservative Allocation Class R5	0.98%	0.98%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Conservative Allocation Fund returned 2.25%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s blended benchmark, (30% MSCI All Country World Index and 70% Barclays U.S. Aggregate Bond Index), which returned 2.93% for the same period. In comparison, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 5.54% and 1.74%, respectively, for the same period. The Fund also underperformed the 3.64% average return for the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as emerging market concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and emerging market currency performance was mixed versus the U.S. Dollar.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. The aforementioned geopolitical tensions, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries could not derail the five-year-old stock rally. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock / bond mix of the Fund was approximately 30% equities and 70% fixed income during the period, in line with the Fund’s blended benchmark. Performance of the underlying funds measures the

3

The Hartford Conservative Allocation Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation detracted from performance relative to the Fund’s blended benchmark during the period. Exposure to TIPS, global fixed income, and emerging market equities detracted from relative performance. This was partially offset by exposure to large cap U.S. and international small cap equities which contributed on a relative basis.

In aggregate, performance from the underlying funds (net of fees) detracted from performance relative to the Fund’s blended benchmark. Weak results relative to the Fund’s blended benchmark from The Hartford World Bond, The Hartford Inflation Plus, and The Hartford International Small Company Funds more than offset strong performance relative to the Fund’s blended benchmark in The Hartford Global Real Asset, The Hartford Total Return Bond, and The Hartford Real Total Return Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. The Fund ended the period with an overweight to international equities, and an underweight to both large cap U.S. equities and fixed income relative to the Fund’s blended benchmark.

Composition by Investments

as of April 30, 2014

Fund Name	Percentage of Net Assets
Hartford Real Total Return Fund	6.5%
The Hartford Alternative Strategies Fund	3.4
The Hartford Capital Appreciation Fund	2.7
The Hartford Dividend and Growth Fund	4.3
The Hartford Emerging Markets Research Fund	2.2
The Hartford Global Real Asset Fund	12.3
The Hartford Inflation Plus Fund	22.7
The Hartford International Opportunities Fund	6.1
The Hartford International Small Company Fund	1.9
The Hartford MidCap Value Fund	0.9
The Hartford Small Company Fund	0.9
The Hartford Strategic Income Fund	2.0
The Hartford Total Return Bond Fund	14.0
The Hartford World Bond Fund	19.9
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Conservative Allocation Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 99.8%
Alternative Strategy Funds - 22.2%
1,370	Hartford Real Total Return Fund●		$14,375
736	The Hartford Alternative Strategies Fund		7,429
2,508	The Hartford Global Real Asset Fund		26,885
			48,689
	Total Alternative Strategy Funds
	(Cost $47,510)		$48,689

Domestic Equity Funds - 8.8%
116	The Hartford Capital Appreciation Fund		$5,927
359	The Hartford Dividend and Growth Fund		9,396
113	The Hartford MidCap Value Fund●		1,958
77	The Hartford Small Company Fund●		1,993
			19,274
	Total Domestic Equity Funds
	(Cost $15,178)		$19,274

International/Global Equity Funds - 10.2%
548	The Hartford Emerging Markets Research Fund		$4,894
741	The Hartford International Opportunities Fund		13,358
221	The Hartford International Small Company Fund		4,050
			22,302
	Total International/Global Equity Funds
	(Cost $19,474)		$22,302

Taxable Fixed Income Funds - 58.6%
4,517	The Hartford Inflation Plus Fund		$49,642
472	The Hartford Strategic Income Fund		4,385
2,833	The Hartford Total Return Bond Fund		30,570
4,077	The Hartford World Bond Fund		43,667
			128,264
	Total Taxable Fixed Income Funds
	(Cost $132,688)		$128,264

	Total Investments in Affiliated Investment Companies
	(Cost $214,850)		$218,529

	Total Long-Term Investments
	(Cost $214,850)		$218,529

	Total Investments
	(Cost $214,850) ▲	99.8%	$218,529
	Other Assets and Liabilities	0.2%	433
	Total Net Assets	100.0%	$218,962

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $214,932 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,020
Unrealized Depreciation	(5,423)
Net Unrealized Appreciation	$3,597

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$218,529	$218,529	$–	$–
Total	$218,529	$218,529	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $214,850)	$218,529
Receivables:
Investment securities sold	97
Fund shares sold	544
Dividends and interest	68
Other assets	71
Total assets	219,309
Liabilities:
Payables:
Investment securities purchased	19
Fund shares redeemed	267
Investment management fees	5
Administrative fees	1
Distribution fees	16
Accrued expenses	39
Total liabilities	347
Net assets	$218,962
Summary of Net Assets:
Capital stock and paid-in-capital	$210,276
Distributions in excess of net investment income	(295)
Accumulated net realized gain	5,302
Unrealized appreciation of investments	3,679
Net assets	$218,962

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.88/$11.51
Shares outstanding	12,864
Net assets	$139,917
Class B: Net asset value per share	$10.83
Shares outstanding	820
Net assets	$8,880
Class C: Net asset value per share	$10.82
Shares outstanding	4,481
Net assets	$48,491
Class I: Net asset value per share	$10.86
Shares outstanding	117
Net assets	$1,267
Class R3: Net asset value per share	$10.90
Shares outstanding	1,013
Net assets	$11,039
Class R4: Net asset value per share	$10.88
Shares outstanding	558
Net assets	$6,075
Class R5: Net asset value per share	$10.88
Shares outstanding	303
Net assets	$3,293

The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$1,558
Total investment income	1,558

Expenses:
Investment management fees	168
Administrative services fees
Class R3	11
Class R4	5
Class R5	2
Transfer agent fees
Class A	78
Class B	10
Class C	26
Class I	1
Class R3	—
Class R4	—
Class R5	—
Distribution fees
Class A	176
Class B	51
Class C	251
Class R3	27
Class R4	8
Custodian fees	—
Accounting services fees	13
Registration and filing fees	48
Board of Directors' fees	4
Audit fees	6
Other expenses	19
Total expenses (before waivers)	904
Expense waivers	(4)
Total waivers	(4)
Total expenses, net	900
Net Investment Income	658
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	3,767
Net realized gain on investments in affiliated investment companies	2,069
Net Realized Gain on Investments	5,836
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(2,018)
Net Changes in Unrealized Depreciation of Investments	(2,018)
Net Gain on Investments	3,818
Net Increase in Net Assets Resulting from Operations	$4,476

The accompanying notes are an integral part of these financial statements.

9

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$658	$1,863
Net realized gain on investments	5,836	13,403
Net unrealized depreciation of investments	(2,018)	(10,393)
Net Increase in Net Assets Resulting from Operations	4,476	4,873
Distributions to Shareholders:
From net investment income
Class A	(856)	(4,708)
Class B	—	(396)
Class C	—	(1,445)
Class I	(12)	(51)
Class R3	(28)	(273)
Class R4	(27)	(369)
Class R5	(30)	(109)
Total from net investment income	(953)	(7,351)
From net realized gain on investments
Class A	(4,476)	(3,331)
Class B	(339)	(346)
Class C	(1,635)	(1,182)
Class I	(42)	(30)
Class R3	(333)	(187)
Class R4	(216)	(283)
Class R5	(106)	(85)
Total from net realized gain on investments	(7,147)	(5,444)
Total distributions	(8,100)	(12,795)
Capital Share Transactions:
Class A	(5,363)	(14,537)
Class B	(2,186)	(5,764)
Class C	(4,288)	(3,615)
Class I	(105)	(36)
Class R3	685	1,153
Class R4	(1,437)	(6,185)
Class R5	(22)	(702)
Net decrease from capital share transactions	(12,716)	(29,686)
Net Decrease in Net Assets	(16,340)	(37,608)
Net Assets:
Beginning of period	235,302	272,910
End of period	$218,962	$235,302
Undistributed (distribution in excess of) net investment income	$(295)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Conservative Allocation Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Conservative Allocation Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

12

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$7,351	$3,517
Long-Term Capital Gains ‡	5,444	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$921
Undistributed Long-Term Capital Gain	6,221
Accumulated Capital Losses*	(447)
Unrealized Appreciation†	5,615
Total Accumulated Earnings	$12,310

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$5,380
Accumulated Net Realized Gain (Loss)	(5,380)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$447
Total	$447

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $211 of prior year capital loss carryforwards.

14

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $145 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$34,960	$—	$34,960
Sales Proceeds	51,863	—	51,863

16

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	947	494	(1,931)	(490)	2,522	713	(4,576)	(1,341)
Amount	$10,218	$5,236	$(20,817)	$(5,363)	$27,828	$7,843	$(50,208)	$(14,537)
Class B
Shares	6	32	(240)	(202)	67	65	(658)	(526)
Amount	$56	$336	$(2,578)	$(2,186)	$741	$713	$(7,218)	$(5,764)
Class C
Shares	278	147	(823)	(398)	914	223	(1,476)	(339)
Amount	$2,975	$1,553	$(8,816)	$(4,288)	$10,023	$2,452	$(16,090)	$(3,615)
Class I
Shares	22	6	(37)	(9)	90	7	(102)	(5)
Amount	$243	$51	$(399)	$(105)	$1,007	$76	$(1,119)	$(36)
Class R3
Shares	164	34	(134)	64	310	42	(248)	104
Amount	$1,772	$361	$(1,448)	$685	$3,434	$460	$(2,741)	$1,153
Class R4
Shares	37	23	(192)	(132)	125	59	(747)	(563)
Amount	$404	$241	$(2,082)	$(1,437)	$1,389	$651	$(8,225)	$(6,185)
Class R5
Shares	31	13	(46)	(2)	70	18	(152)	(64)
Amount	$333	$135	$(490)	$(22)	$777	$194	$(1,673)	$(702)
Total
Shares	1,485	749	(3,403)	(1,169)	4,098	1,127	(7,959)	(2,734)
Amount	$16,001	$7,913	$(36,630)	$(12,716)	$45,199	$12,389	$(87,274)	$(29,686)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	43	$460
For the Year Ended October 31, 2013	111	$1,225

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in

17

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Shareholder Meeting Results:

A special meeting of shareholders of the Fund was held on April 4, 2014, which was adjourned until May 9, 2014 (“Shareholder Meeting”). Each of the three proposals listed below were approved by shareholders. The final results of the Shareholder Meeting are reported below.

Proposal one:

The ratification and approval of the sub-advisory agreement between HFMC, the investment manager of the Fund, and Wellington Management pursuant to which Wellington Management serves as the sub-adviser to the Fund and manages the Fund's assets.

For	Against	Abstain	Uninstructed
8,220,283.415	380,868.772	739,804.308	1,642,314.000

Proposal two:

The approval of the retention of fees paid and the payment of fees payable by Hartford Investment Financial Services, LLC, the Fund’s former investment manager, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Fund.

For	Against	Abstain	Uninstructed
8,183,371.719	402,518.572	755,066.204	1,642,314.000

18

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Proposal three:

The authorization of HFMC to select and contract with sub-advisers that are not affiliated with HFMC or the Fund (other than by reason of serving as a sub-adviser to one or more Hartford-sponsored mutual funds) and to materially amend investment sub-advisory agreements without obtaining shareholder approval.

For	Against	Abstain	Uninstructed
7,971,252.187	612,139.762	757,564.546	1,642,314.000

19

The Hartford Conservative Allocation Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C),(D)		Ratio of Expenses to Average Net Assets After Adjustments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$11.05	$0.04	$0.20	$0.24	$(0.07)	$(0.34)	$(0.41)	$10.88	2.25	%(E)	$139,917	0.59	%(F)	0.59	%(F)	0.80	%(F)
B	10.99	–	0.18	0.18	–	(0.34)	(0.34)	10.83	1.74	(E)	8,880	1.43	(F)	1.41	(F)	–	(F)
C	10.98	–	0.18	0.18	–	(0.34)	(0.34)	10.82	1.75	(E)	48,491	1.34	(F)	1.34	(F)	0.07	(F)
I	11.06	0.06	0.18	0.24	(0.10)	(0.34)	(0.44)	10.86	2.27	(E)	1,267	0.32	(F)	0.32	(F)	1.09	(F)
R3	11.06	0.02	0.19	0.21	(0.03)	(0.34)	(0.37)	10.90	2.01	(E)	11,039	0.94	(F)	0.91	(F)	0.44	(F)
R4	11.04	0.04	0.18	0.22	(0.04)	(0.34)	(0.38)	10.88	2.13	(E)	6,075	0.64	(F)	0.61	(F)	0.79	(F)
R5	11.08	0.06	0.18	0.24	(0.10)	(0.34)	(0.44)	10.88	2.25	(E)	3,293	0.33	(F)	0.31	(F)	1.08	(F)

For the Year Ended October 31, 2013
A	$11.35	$0.10	$0.15	$0.25	$(0.32)	$(0.23)	$(0.55)	$11.05	2.26%		$147,617	0.58%		0.58%		0.93%
B	11.33	0.03	0.13	0.16	(0.27)	(0.23)	(0.50)	10.99	1.42		11,240	1.40		1.40		0.27
C	11.32	0.02	0.15	0.17	(0.28)	(0.23)	(0.51)	10.98	1.51		53,554	1.32		1.32		0.17
I	11.34	0.12	0.16	0.28	(0.33)	(0.23)	(0.56)	11.06	2.60		1,397	0.30		0.30		1.13
R3	11.37	0.05	0.17	0.22	(0.30)	(0.23)	(0.53)	11.06	1.99		10,496	0.93		0.93		0.48
R4	11.33	0.12	0.13	0.25	(0.31)	(0.23)	(0.54)	11.04	2.29		7,620	0.62		0.62		1.08
R5	11.36	0.15	0.13	0.28	(0.33)	(0.23)	(0.56)	11.08	2.57		3,378	0.32		0.32		1.35

For the Year Ended October 31, 2012 (G)
A	$10.71	$0.12	$0.68	$0.80	$(0.16)	$–	$(0.16)	$11.35	7.55%		$166,842	0.58%		0.58%		1.13%
B	10.71	0.03	0.68	0.71	(0.09)	–	(0.09)	11.33	6.69		17,538	1.39		1.39		0.38
C	10.70	0.04	0.68	0.72	(0.10)	–	(0.10)	11.32	6.78		59,053	1.33		1.33		0.37
I	10.69	0.16	0.67	0.83	(0.18)	–	(0.18)	11.34	7.89		1,481	0.30		0.30		1.39
R3	10.74	0.08	0.68	0.76	(0.13)	–	(0.13)	11.37	7.18		9,608	0.93		0.93		0.62
R4	10.69	0.11	0.69	0.80	(0.16)	–	(0.16)	11.33	7.55		14,196	0.63		0.63		1.00
R5	10.71	0.15	0.68	0.83	(0.18)	–	(0.18)	11.36	7.86		4,192	0.33		0.33		1.43

For the Year Ended October 31, 2011 (G)
A	$10.55	$0.21	$0.22	$0.43	$(0.27)	$–	$(0.27)	$10.71	4.09%		$163,779	0.58%		0.58%		1.99%
B	10.55	0.13	0.21	0.34	(0.18)	–	(0.18)	10.71	3.24		21,454	1.37		1.37		1.20
C	10.54	0.13	0.22	0.35	(0.19)	–	(0.19)	10.70	3.32		55,946	1.32		1.32		1.23
I	10.54	0.23	0.22	0.45	(0.30)	–	(0.30)	10.69	4.29		1,248	0.30		0.30		2.16
R3	10.59	0.18	0.21	0.39	(0.24)	–	(0.24)	10.74	3.67		7,324	0.93		0.93		1.48
R4	10.54	0.21	0.20	0.41	(0.26)	–	(0.26)	10.69	3.95		13,142	0.62		0.62		1.93
R5	10.55	0.23	0.23	0.46	(0.30)	–	(0.30)	10.71	4.36		4,788	0.32		0.32		2.30

See Portfolio Turnover information on the next page.

20

The Hartford Conservative Allocation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C),(D)	Ratio of Expenses to Average Net Assets After Adjustments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2010 (G)
A	$9.57	$0.23	$0.98	$1.21	$(0.23)	$–	$(0.23)	$10.55	12.74%	$163,353	0.58%	0.58%	2.26%
B	9.57	0.15	0.97	1.12	(0.14)	–	(0.14)	10.55	11.83	23,697	1.38	1.38	1.48
C	9.56	0.15	0.98	1.13	(0.15)	–	(0.15)	10.54	11.92	53,036	1.33	1.33	1.51
I	9.56	0.28	0.95	1.23	(0.25)	–	(0.25)	10.54	13.02	741	0.33	0.33	2.51
R3	9.61	0.18	1.00	1.18	(0.20)	–	(0.20)	10.59	12.41	3,357	0.94	0.93	1.75
R4	9.56	0.22	0.98	1.20	(0.22)	–	(0.22)	10.54	12.71	12,932	0.62	0.62	2.19
R5	9.57	0.25	0.98	1.23	(0.25)	–	(0.25)	10.55	13.02	6,107	0.32	0.32	2.51

For the Year Ended October 31, 2009
A	$8.30	$0.25	$1.28	$1.53	$(0.26)	$–	$(0.26)	$9.57	18.90%	$134,824	0.62%	0.62%	3.00%
B	8.30	0.19	1.27	1.46	(0.19)	–	(0.19)	9.57	18.01	24,438	1.46	1.38	2.26
C	8.29	0.19	1.27	1.46	(0.19)	–	(0.19)	9.56	18.04	46,279	1.39	1.38	2.28
I	8.29	0.26	1.29	1.55	(0.28)	–	(0.28)	9.56	19.19	908	0.36	0.36	3.17
R3	8.28	0.17	1.32	1.49	(0.16)	–	(0.16)	9.61	18.22	680	1.02	1.02	2.06
R4	8.29	0.25	1.27	1.52	(0.25)	–	(0.25)	9.56	18.89	8,078	0.66	0.66	2.94
R5	8.30	0.26	1.29	1.55	(0.28)	–	(0.28)	9.57	19.22	4,895	0.36	0.36	3.10

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	15%
For the Year Ended October 31, 2013	22
For the Year Ended October 31, 2012	83
For the Year Ended October 31, 2011	41
For the Year Ended October 31, 2010	28
For the Year Ended October 31, 2009	20(A)

(A)	During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales of securities held associated with the transition of assets from The Hartford Retirement Income Fund, which merged into the Fund on February 20, 2009. These sales are excluded from the portfolio turnover rate calculation.

21

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

22

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

23

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,022.50	$2.97	$1,000.00	$1,021.86	$2.97	0.59%	181	365
Class B	$1,000.00	$1,017.40	$7.05	$1,000.00	$1,017.80	$7.05	1.41	181	365
Class C	$1,000.00	$1,017.50	$6.68	$1,000.00	$1,018.17	$6.68	1.34	181	365
Class I	$1,000.00	$1,022.70	$1.59	$1,000.00	$1,023.23	$1.59	0.32	181	365
Class R3	$1,000.00	$1,020.10	$4.56	$1,000.00	$1,020.28	$4.56	0.91	181	365
Class R4	$1,000.00	$1,021.30	$3.06	$1,000.00	$1,021.77	$3.06	0.61	181	365
Class R5	$1,000.00	$1,022.50	$1.55	$1,000.00	$1,023.26	$1.56	0.31	181	365

25

The Hartford Conservative Allocation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-CAL14 4/14 113967-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD DISCIPLINED EQUITY FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Disciplined Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Disciplined Equity Fund inception 04/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Disciplined Equity A#	8.10%	22.82%	18.89%	7.19%
Disciplined Equity A##	2.15%	16.06%	17.55%	6.59%
Disciplined Equity B#	7.70%	21.92%	18.04%	6.62%*
Disciplined Equity B##	2.70%	16.92%	17.83%	6.62%*
Disciplined Equity C#	7.73%	21.94%	18.01%	6.42%
Disciplined Equity C##	6.73%	20.94%	18.01%	6.42%
Disciplined Equity R3#	8.04%	22.65%	18.72%	7.19%
Disciplined Equity R4#	8.23%	23.03%	19.00%	7.40%
Disciplined Equity R5#	8.31%	23.33%	19.39%	7.65%
Disciplined Equity Y#	8.38%	23.43%	19.47%	7.72%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Disciplined Equity Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Disciplined Equity Class A	1.35%	1.40%
Disciplined Equity Class B	2.10%	2.50%
Disciplined Equity Class C	2.07%	2.07%
Disciplined Equity Class R3	1.50%	1.69%
Disciplined Equity Class R4	1.20%	1.29%
Disciplined Equity Class R5	0.90%	1.00%
Disciplined Equity Class Y	0.85%	0.88%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Mammen Chally, CFA
Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Disciplined Equity Fund returned 8.10%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 8.36% for the same period. The Fund outperformed the 7.53% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, nearing another all-time high in April. U.S. stocks finished 2013 with their best return since 1997 amid accommodative rhetoric from U.S. Federal Reserve (the Fed) chair nominee Janet Yellen and the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January. However, U.S. equities began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite myriad adverse weather-influenced economic data, the S&P 500 rebounded from January's pullback and finished February at an all-time high. Robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites. In March, momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the five-year-old bull market. This rotation out of the momentum and high-beta areas of the market continued in April, but the trend appeared to be abating toward the end of the month.

Nine out of ten sectors in the S&P 500 Index gained during the period, with Utilities (+14%), Healthcare (+11%), and Information Technology (+11%) performing the best. Telecommunication Services (-1%) and Consumer Discretionary (+2%) lagged on a relative basis during the period.

Overall sector allocation, a result of the bottom up stock selection process, detracted from relative returns during the period, in part due to our underweight to energy and overweight to Consumer Discretionary. The Fund’s modest cash position detracted from relative performance in an upward-trending market. Security selection in the Healthcare and Consumer Staples sectors contributed to relative performance, while selection in Information Technology and Consumer Discretionary detracted.

The top detractors from relative and absolute performance were Dollar Tree (Consumer Discretionary), Ross Stores (Consumer Discretionary), and Genpact (Information Technology). Shares of Dollar Tree, a U.S.-based discount retailer, underperformed on weak fourth-quarter results, which were hindered by the brutal winter weather and a tepid holiday shopping season. Shares of Ross Stores, a discount clothing retailer, fell during the period. The company reported solid fourth quarter earnings but gave weaker-than-expected first quarter guidance, which disappointed some investors. Shares of Genpact, an Indian company engaged in business process management, outsourcing, shared services and information outsourcing, fell due to concerns over slowing demand. The firm issued better-than-expected fourth quarter earnings but offered disappointing 2014 revenue guidance.

The top contributors to relative performance were Forest Laboratories (Healthcare), Biogen Idec (Healthcare), and Merck (Healthcare). Shares of Forest Laboratories, a pharmaceutical company, moved higher on news that Actavis, the world's second-largest generic-drug maker by market value, agreed to buy Forest Laboratories for about $25 billion. Shares of Biogen Idec, a global biotechnology company, rose after the company won protection for a key multiple sclerosis drug in Europe. Shares of Merck, a global pharmaceutical company, rose as the stock benefited from improved investor sentiment regarding the firm's large opportunity with its

3

The Hartford Disciplined Equity Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

immuno-oncology program. In addition, our position in Actavis (Healthcare) was a top contributor to absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains poised for continued moderate growth. As the impact of frigid weather fades, the economy should regain some momentum. While we are seeing turnover activity in housing take a breather as a result of higher mortgage rates and house prices, our expectation remains that the second half of this year should see renewed upward momentum. We expect job creation and wage gains to gradually improve over the course of the year. In addition, we are seeing positive indicators for non-residential construction and positive sentiment in the trucking industry. Overall, we continue to find attractively valued stocks with the characteristics we seek. At the end of the period, our largest overweight positions relative to the benchmark were to Healthcare, Consumer Discretionary, and Utilities, while our largest underweights were in financials, energy, and Information Technology.

Diversification by Sector

as of April 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.8%
Consumer Staples	10.8
Energy	5.8
Financials	10.3
Health Care	22.1
Industrials	11.5
Information Technology	15.6
Materials	2.9
Utilities	4.7
Total	98.5%
Short-Term Investments	4.0
Other Assets and Liabilities	(2.5)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Disciplined Equity Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.5%
	Banks - 3.4%
123	EverBank Financial Corp.	$2,302
28	PNC Financial Services Group, Inc.	2,364
		4,666
	Capital Goods - 6.1%
25	AMETEK, Inc.	1,309
11	Boeing Co.	1,393
15	Dover Corp.	1,273
18	Illinois Tool Works, Inc.	1,548
24	United Technologies Corp.	2,853
		8,376
	Commercial and Professional Services - 3.8%
25	Equifax, Inc. ●	1,741
19	Quintiles Transnational Holdings ●	874
9	Towers Watson & Co.	1,030
25	Verisk Analytics, Inc. ●	1,520
		5,165
	Consumer Durables and Apparel - 2.4%
13	PVH Corp.	1,645
11	Ralph Lauren Corp.	1,617
		3,262
	Consumer Services - 0.9%
15	Starwood Hotels & Resorts, Inc.	1,152

	Diversified Financials - 2.5%
61	JP Morgan Chase & Co.	3,420

	Energy - 5.8%
17	Anadarko Petroleum Corp.	1,669
26	Chevron Corp.	3,238
13	EOG Resources, Inc.	1,277
27	Halliburton Co.	1,726
		7,910
	Food and Staples Retailing - 4.2%
23	Costco Wholesale Corp.	2,646
41	CVS Caremark Corp.	3,013
		5,659
	Food, Beverage and Tobacco - 4.3%
58	Hillshire (The) Brands Co.	2,080
65	Mondelez International, Inc.	2,327
22	Monster Beverage Corp. ●	1,505
		5,912
	Health Care Equipment and Services - 11.2%
13	Cerner Corp. ●	689
21	Covidien plc	1,499
38	Envision Healthcare Holdings ●	1,300
17	McKesson Corp.	2,803
38	MEDNAX, Inc. ●	2,241
33	Omnicare, Inc.	1,941
29	Team Health Holdings ●	1,409
27	UnitedHealth Group, Inc.	2,033
14	Zimmer Holdings, Inc.	1,341
		15,256
	Household and Personal Products - 2.3%
80	Coty, Inc.	1,279
26	Estee Lauder Co., Inc.	1,888
		3,167
	Insurance - 4.4%
27	ACE Ltd.	2,722
29	American International Group, Inc.	1,543
20	Aon plc	1,683
		5,948
	Materials - 2.9%
10	Airgas, Inc.	1,042
31	Crown Holdings, Inc. ●	1,444
8	Sherwin-Williams Co.	1,524
		4,010
	Media - 3.7%
47	Comcast Corp. Special Class A	2,395
35	DirecTV ●	2,686
		5,081
	Pharmaceuticals, Biotechnology and Life Sciences - 10.9%
10	Actavis plc ●	2,044
50	Bristol-Myers Squibb Co.	2,502
52	Eli Lilly & Co.	3,059
32	Gilead Sciences, Inc. ●	2,473
55	Merck & Co., Inc.	3,238
15	Salix Pharmaceuticals Ltd. ●	1,606
		14,922
	Retailing - 7.8%
6	AutoZone, Inc. ●	3,006
42	Dollar Tree, Inc. ●	2,174
42	Lowe's Cos., Inc.	1,934
24	Ross Stores, Inc.	1,661
33	TJX Cos., Inc.	1,891
		10,666
	Software and Services - 12.4%
23	Accenture plc	1,883
89	Activision Blizzard, Inc.	1,781
33	Automatic Data Processing, Inc.	2,581
79	Genpact Ltd. ●	1,337
3	Google, Inc. Class A ●	1,733
3	Google, Inc. Class C ●	1,706
31	Intuit, Inc.	2,363
21	Jack Henry & Associates, Inc.	1,140
19	Mastercard, Inc.	1,376
21	VeriSign, Inc. ●	987
		16,887
	Technology Hardware and Equipment - 3.2%
3	Apple, Inc.	1,593
35	Qualcomm, Inc.	2,779
		4,372
	Transportation - 1.6%
22	United Parcel Service, Inc. Class B	2,126

	Utilities - 4.7%
44	American Electric Power Co., Inc.	2,348
26	NextEra Energy, Inc.	2,604
25	Pinnacle West Capital Corp.	1,385
		6,337
	Total Common Stocks
	( Cost $109,588)	$134,294

	Total Long-Term Investments
	(Cost $109,588)	$134,294

The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 4.0%
Repurchase Agreements - 4.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $240, collateralized by GNMA 4.00%, 2044, value of $244)
$240	0.05%, 4/30/2014		$240
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$1,189, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$1,213)
1,189	0.04%, 4/30/2014		1,189
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $421, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $429)
421	0.04%, 4/30/2014		421
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $1,042, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $1,063)
1,042	0.04%, 4/30/2014		1,042
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $633, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $646)
633	0.05%, 4/30/2014		633
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $521, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $531)
521	0.04%, 4/30/2014		521
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$1,447, collateralized by FHLMC 3.50% - 4.00%,
2026 - 2042, FNMA 3.00% - 5.00%, 2025 -
2043, U.S. Treasury Note 3.13%, 2017, value of
	$1,476)
1,447	0.05%, 4/30/2014		1,447
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $7, collateralized by U.S. Treasury Note 2.13%, 2015, value of $8)
7	0.04%, 4/30/2014		7
			5,500
	Total Short-Term Investments
	(Cost $5,500)		$5,500

	Total Investments
	(Cost $115,088) ▲	102.5%	$139,794
	Other Assets and Liabilities	(2.5)%	(3,394)
	Total Net Assets	100.0%	$136,400

The accompanying notes are an integral part of these financial statements.

6

The Hartford Disciplined Equity Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $115,174 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$25,557
Unrealized Depreciation	(937)
Net Unrealized Appreciation	$24,620

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$134,294	$134,294	$–	$–
Short-Term Investments	5,500	–	5,500	–
Total	$139,794	$134,294	$5,500	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $115,088)	$139,794
Cash	30
Receivables:
Investment securities sold	790
Fund shares sold	110
Dividends and interest	96
Other assets	124
Total assets	140,944
Liabilities:
Payables:
Investment securities purchased	4,310
Fund shares redeemed	172
Investment management fees	17
Administrative fees	—
Distribution fees	8
Accrued expenses	37
Total liabilities	4,544
Net assets	$136,400
Summary of Net Assets:
Capital stock and paid-in-capital	$114,830
Undistributed net investment income	42
Accumulated net realized loss	(3,178)
Unrealized appreciation of investments	24,706
Net assets	$136,400

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.23/$21.41
Shares outstanding	5,600
Net assets	$113,293
Class B: Net asset value per share	$19.02
Shares outstanding	117
Net assets	$2,217
Class C: Net asset value per share	$18.95
Shares outstanding	930
Net assets	$17,630
Class R3: Net asset value per share	$20.64
Shares outstanding	16
Net assets	$325
Class R4: Net asset value per share	$20.78
Shares outstanding	28
Net assets	$579
Class R5: Net asset value per share	$20.85
Shares outstanding	14
Net assets	$301
Class Y: Net asset value per share	$20.92
Shares outstanding	98
Net assets	$2,055

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$958
Interest	—
Total investment income	958

Expenses:
Investment management fees	484
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	119
Class B	7
Class C	13
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	134
Class B	12
Class C	81
Class R3	1
Class R4	—
Custodian fees	2
Accounting services fees	10
Registration and filing fees	64
Board of Directors' fees	2
Audit fees	6
Other expenses	15
Total expenses (before waivers and fees paid indirectly)	950
Expense waivers	(31)
Transfer agent fee waivers	(3)
Commission recapture	—
Total waivers and fees paid indirectly	(34)
Total expenses, net	916
Net Investment Income	42
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	20,724
Net realized gain on futures contracts	94
Net realized gain on written option contracts	29
Net Realized Gain on Investments and Other Financial Instruments	20,847
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(10,854)
Net unrealized depreciation of futures contracts	(25)
Net unrealized depreciation of written option contracts	(13)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(10,892)
Net Gain on Investments and Other Financial Instruments	9,955
Net Increase in Net Assets Resulting from Operations	$9,997

The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$42	$657
Net realized gain on investments and other financial instruments	20,847	6,827
Net unrealized appreciation (depreciation) of investments and other financial instruments	(10,892)	21,753
Net Increase in Net Assets Resulting from Operations	9,997	29,237
Distributions to Shareholders:
From net investment income
Class A	(320)	(851)
Class B	—	(4)
Class C	—	(38)
Class R3	(1)	(2)
Class R4	—	(2)
Class R5	(1)	(2)
Class Y	(15)	(20)
Total distributions	(337)	(919)
Capital Share Transactions:
Class A	2,105	(3,903)
Class B	(443)	(952)
Class C	1,108	15
Class R3	(25)	53
Class R4	(668)	852
Class R5	80	15
Class Y	(49)	(88)
Net increase (decrease) from capital share transactions	2,108	(4,008)
Net Increase in Net Assets	11,768	24,310
Net Assets:
Beginning of period	124,632	100,322
End of period	$136,400	$124,632
Undistributed (distribution in excess of) net investment income	$42	$337

The accompanying notes are an integral part of these financial statements.

11

The Hartford Disciplined Equity Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Disciplined Equity Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

12

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of

13

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the

14

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund had no outstanding futures contracts as of April 30, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally

15

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

As of April 30, 2014 the Fund had no outstanding purchased option or written option contracts. Transactions involving written option contracts during the six-month period April 30, 2014, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2014:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	164	$16
Written	360	31
Expired	(205)	(15)
Closed	(283)	(28)
Exercised	(36)	(4)
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	120	$11
Written	205	14
Expired	(189)	(18)
Closed	(136)	(7)
Exercised	—	—
End of Period	—	$—

 * The number of contracts does not omit 000's.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures contracts	$—	$—	$—	$94	$—	$—	$94
Net realized gain on written option contracts	—	—	—	29	—	—	29
Total	$—	$—	$—	$123	$—	$—	$123

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures contracts	$—	$—	$—	$(25)	$—	$—	$(25)
Net change in unrealized depreciation of written option contracts	—	—	—	(13)	—	—	(13)
Total	$—	$—	$—	$(38)	$—	$—	$(38)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular

16

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$919	$800

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$337
Accumulated Capital Losses*	(23,914)
Unrealized Appreciation†	35,487
Total Accumulated Earnings	$11,910

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(145)
Accumulated Net Realized Gain (Loss)	145

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$23,914
Total	$23,914

During the year ended October 31, 2013, the Fund utilized $6,872 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

18

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.013%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.50%	1.20%	0.90%	0.85%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.32%
Class B	2.10
Class C	2.01
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.85

19

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $87 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	31%
Class R5	61

20

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$65,115	$—	$65,115
Sales Proceeds	63,780	—	63,780

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	440	16	(350)	106	723	56	(1,017)	(238)
Amount	$8,685	$316	$(6,896)	$2,105	$11,909	$840	$(16,652)	$(3,903)
Class B
Shares	6	—	(29)	(23)	17	—	(79)	(62)
Amount	$118	$—	$(561)	$(443)	$255	$4	$(1,211)	$(952)
Class C
Shares	120	—	(61)	59	139	2	(142)	(1)
Amount	$2,242	$—	$(1,134)	$1,108	$2,130	$36	$(2,151)	$15
Class R3
Shares	6	—	(7)	(1)	3	—	—	3
Amount	$123	$1	$(149)	$(25)	$56	$2	$(5)	$53
Class R4
Shares	17	—	(53)	(36)	77	—	(24)	53
Amount	$361	$—	$(1,029)	$(668)	$1,271	$2	$(421)	$852
Class R5
Shares	3	—	—	3	1	—	—	1
Amount	$79	$1	$—	$80	$13	$2	$—	$15
Class Y
Shares	8	1	(12)	(3)	21	1	(27)	(5)
Amount	$169	$15	$(233)	$(49)	$329	$20	$(437)	$(88)
Total
Shares	600	17	(512)	105	981	59	(1,289)	(249)
Amount	$11,777	$333	$(10,002)	$2,108	$15,963	$906	$(20,877)	$(4,008)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	14	$287
For the Year Ended October 31, 2013	35	$564

21

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

The Hartford Disciplined Equity Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$18.77	$0.02	$1.50	$1.52	$(0.06)	$–	$(0.06)	$20.23	8.10	%(D)	$113,293	1.37	%(E)	1.32	%(E)	0.16	%(E)
B	17.66	(0.06)	1.42	1.36	–	–	–	19.02	7.70	(D)	2,217	2.49	(E)	2.10	(E)	( 0.60	)(E)
C	17.59	(0.05)	1.41	1.36	–	–	–	18.95	7.73	(D)	17,630	2.06	(E)	2.01	(E)	( 0.54	)(E)
R3	19.14	–	1.54	1.54	(0.04)	–	(0.04)	20.64	8.04	(D)	325	1.69	(E)	1.50	(E)	( 0.03	)(E)
R4	19.20	0.02	1.56	1.58	–	–	–	20.78	8.23	(D)	579	1.33	(E)	1.20	(E)	0.16	(E)
R5	19.38	0.06	1.55	1.61	(0.14)	–	(0.14)	20.85	8.31	(D)	301	1.03	(E)	0.90	(E)	0.56	(E)
Y	19.44	0.06	1.57	1.63	(0.15)	–	(0.15)	20.92	8.38	(D)	2,055	0.90	(E)	0.85	(E)	0.63	(E)

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$–	$(0.15)	$18.77	30.12%		$103,104	1.40%		1.35%		0.68%
B	13.70	(0.01)	3.99	3.98	(0.02)	–	(0.02)	17.66	29.10		2,480	2.50		2.10		(0.04)
C	13.66	–	3.98	3.98	(0.05)	–	(0.05)	17.59	29.19		15,324	2.07		2.04		(0.01)
R3	14.86	0.09	4.32	4.41	(0.13)	–	(0.13)	19.14	29.88		330	1.69		1.50		0.51
R4	14.91	0.12	4.34	4.46	(0.17)	–	(0.17)	19.20	30.24		1,227	1.29		1.20		0.69
R5	15.04	0.19	4.37	4.56	(0.22)	–	(0.22)	19.38	30.68		204	1.00		0.90		1.12
Y	15.05	0.20	4.38	4.58	(0.19)	–	(0.19)	19.44	30.73		1,963	0.88		0.85		1.19

For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$–	$(0.03)	$14.57	14.39%		$83,534	1.44%		1.35%		0.69%
B	12.07	(0.01)	1.64	1.63	–	–	–	13.70	13.50		2,761	2.50		2.10		(0.08)
C	12.03	(0.01)	1.64	1.63	–	–	–	13.66	13.55		11,913	2.09		2.09		(0.06)
R3	13.05	0.08	1.77	1.85	(0.04)	–	(0.04)	14.86	14.22		209	1.70		1.50		0.53
R4	13.07	0.12	1.78	1.90	(0.06)	–	(0.06)	14.91	14.57		167	1.31		1.20		0.85
R5	13.18	0.16	1.79	1.95	(0.09)	–	(0.09)	15.04	14.93		144	1.01		0.90		1.14
Y	13.20	0.15	1.80	1.95	(0.10)	–	(0.10)	15.05	14.90		1,594	0.85		0.85		1.04

For the Year Ended October 31, 2011
A	$11.90	$0.07	$0.82	$0.89	$(0.02)	$–	$(0.02)	$12.77	7.50%		$80,470	1.44%		1.35%		0.51%
B	11.32	(0.03)	0.79	0.76	(0.01)	–	(0.01)	12.07	6.69		4,020	2.42		2.10		(0.21)
C	11.28	(0.03)	0.79	0.76	(0.01)	–	(0.01)	12.03	6.72		11,221	2.10		2.09		(0.23)
R3	12.18	0.04	0.85	0.89	(0.02)	–	(0.02)	13.05	7.30		165	1.65		1.50		0.34
R4	12.16	0.08	0.86	0.94	(0.03)	–	(0.03)	13.07	7.70		134	1.28		1.20		0.64
R5	12.24	0.13	0.84	0.97	(0.03)	–	(0.03)	13.18	7.94		117	0.96		0.90		0.96
Y	12.25	0.13	0.85	0.98	(0.03)	–	(0.03)	13.20	8.03		72,307	0.86		0.85		0.98

See Portfolio Turnover information on the next page.

23

The Hartford Disciplined Equity Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$10.44	$0.08	$1.58	$1.66	$(0.20)	$–	$(0.20)	$11.90	16.00%	$81,949	1.47%	1.35%	0.71%
B	9.89	–	1.50	1.50	(0.07)	–	(0.07)	11.32	15.18	5,770	2.46	2.10	(0.04)
C	9.84	–	1.49	1.49	(0.05)	–	(0.05)	11.28	15.18	11,519	2.12	2.10	(0.04)
R3	10.71	0.05	1.63	1.68	(0.21)	–	(0.21)	12.18	15.77	113	1.66	1.55	0.47
R4	10.68	0.09	1.61	1.70	(0.22)	–	(0.22)	12.16	16.01	105	1.25	1.23	0.82
R5	10.75	0.12	1.65	1.77	(0.28)	–	(0.28)	12.24	16.55	105	0.95	0.92	1.09
Y	10.76	0.14	1.64	1.78	(0.29)	–	(0.29)	12.25	16.63	45,376	0.85	0.85	1.21

For the Year Ended October 31, 2009
A	$9.31	$0.12	$1.06	$1.18	$(0.05)	$–	$(0.05)	$10.44	12.82%	$85,080	1.58%	1.17%	1.27%
B	8.80	0.08	1.01	1.09	–	–	–	9.89	12.39	8,165	2.65	1.60	0.86
C	8.80	0.04	1.00	1.04	–	–	–	9.84	11.82	12,025	2.22	2.03	0.41
R3	9.56	0.09	1.11	1.20	(0.05)	–	(0.05)	10.71	12.65	20	2.04	1.38	0.98
R4	9.60	0.10	1.09	1.19	(0.11)	–	(0.11)	10.68	12.65	55	1.29	1.29	1.09
R5	9.62	0.14	1.10	1.24	(0.11)	–	(0.11)	10.75	13.12	8	0.95	0.95	1.47
Y	9.64	0.15	1.09	1.24	(0.12)	–	(0.12)	10.76	13.13	62,100	0.86	0.86	1.57

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	50%
For the Year Ended October 31, 2013	28
For the Year Ended October 31, 2012	46
For the Year Ended October 31, 2011	56
For the Year Ended October 31, 2010	41
For the Year Ended October 31, 2009	59

24

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

25

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

26

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Disciplined Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,081.00	$6.81	$1,000.00	$1,018.25	$6.61	1.32%	181	365
Class B	$1,000.00	$1,077.00	$10.82	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class C	$1,000.00	$1,077.30	$10.35	$1,000.00	$1,014.83	$10.04	2.01	181	365
Class R3	$1,000.00	$1,080.40	$7.74	$1,000.00	$1,017.35	$7.51	1.50	181	365
Class R4	$1,000.00	$1,082.30	$6.20	$1,000.00	$1,018.84	$6.01	1.20	181	365
Class R5	$1,000.00	$1,083.10	$4.65	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class Y	$1,000.00	$1,083.80	$4.39	$1,000.00	$1,020.58	$4.26	0.85	181	365

28

The Hartford Disciplined Equity Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

29

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-DE14 4/14 113968-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Dividend and Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Dividend and Growth Fund inception 07/22/1996

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Dividend & Growth A#	9.65%	20.16%	17.50%	8.39%
Dividend & Growth A##	3.62%	13.55%	16.18%	7.78%
Dividend & Growth B#	9.14%	19.05%	16.47%	7.64%*
Dividend & Growth B##	4.14%	14.05%	16.26%	7.64%*
Dividend & Growth C#	9.23%	19.30%	16.63%	7.59%
Dividend & Growth C##	8.23%	18.30%	16.63%	7.59%
Dividend & Growth I#	9.76%	20.44%	17.81%	8.63%
Dividend & Growth R3#	9.48%	19.79%	17.17%	8.26%
Dividend & Growth R4#	9.64%	20.15%	17.54%	8.53%
Dividend & Growth R5#	9.82%	20.55%	17.89%	8.77%
Dividend & Growth Y#	9.86%	20.65%	17.99%	8.85%
Russell 1000 Value Index	9.61%	20.90%	19.52%	7.95%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Dividend and Growth Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Dividend & Growth Class A	1.05%	1.05%
Dividend & Growth Class B	1.95%	2.00%
Dividend & Growth Class C	1.79%	1.79%
Dividend & Growth Class I	0.83%	0.83%
Dividend & Growth Class R3	1.35%	1.35%
Dividend & Growth Class R4	1.05%	1.05%
Dividend & Growth Class R5	0.75%	0.75%
Dividend & Growth Class Y	0.65%	0.65%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 9.65%, before sales charge, for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the Russell 1000 Value Index and the S&P 500 Index, which returned 9.61% and 8.36%, respectively, for the same period. The Fund outperformed the 7.22% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, nearing another all-time high in April. U.S. stocks finished 2013 with their best return since 1997 amid accommodative rhetoric from U.S. Federal Reserve (the Fed) chair nominee Janet Yellen and the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January. However, U.S. equities began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite myriad adverse weather-influenced economic data, the S&P 500 rebounded from January's pullback and finished February at an all-time high. Robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites. In March, momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the five-year-old bull market. This rotation out of the momentum and high-beta areas of the market continued in April, but the trend appeared to be abating toward the end of the month.

During the six-month period, nine out of ten sectors within the S&P 500 Index posted positive returns, led by Utilities (+14%), Healthcare (+11%), and Information Technology (+11%). Telecommunication Services (-1%), Consumer Discretionary (+2%), and Consumer Staples (+6%) lagged on a relative basis.

The Fund’s outperformance relative to the S&P 500 was primarily due to strong stock selection in the Healthcare, Financials, and Utilities sectors, which was partially offset by weaker stock selection in the telecommunication services sector. Sector allocation, a residual of bottom-up stock selection, had a neutral impact on relative performance during the period, as our underweight to consumer discretionary positively contributed to relative performance, while our underweight to information technology and holding a modest cash position in an upward-trending market detracted from relative results.

The Fund’s top absolute and relative contributors to performance relative to the S&P 500 Index during the period were AstraZeneca (Healthcare), Merck (Healthcare), and Wells Fargo (Financials). Shares of AstraZeneca, a UK-based multinational pharmaceutical company, outperformed on news that U.S.-based pharmaceutical giant Pfizer offered to acquire the company at a price that AstraZeneca dismissed as being too low. Shares of Merck, a global pharmaceutical company, rose as the stock benefited from improved investor sentiment regarding the firm's large opportunity with its immuno-oncology program. Shares of Wells Fargo, a U.S.-based diversified bank, outperformed after the company reported better-than-expected fourth quarter earnings, in part due to strong loan and deposit growth, as well as improving credit quality.

The Fund’s top detractors from performance relative to the S&P 500 Index included Verizon Communications (Telecommunication Services), Lowe’s (Consumer Discretionary), and Allergan (Healthcare). Shares of Verizon, a U.S.-based provider of wireline, wireless, internet, and television services, fell due to slower wireless subscriber growth. During the period shares of Lowe’s, a home

3

The Hartford Dividend and Growth Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

improvement retailer, underperformed after the company issued a mixed quarterly earnings report. Shares of Allergan, a specialty pharmaceutical company focused on ophthalmology, neurology, and medical aesthetics, surged higher after Valeant Pharmaceuticals made a tender offer to buy the company for a substantial premium. Not owning S&P 500 Index-component stock weighed on relative performance during the period. Top absolute detractors also included Symantec (Information Technology).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Overall, our view on the U.S. economy is more cautious than it was last year. While the market is up year to date as of the end of the period, we have noticed a gradual change in market leadership in that some of the more defensive stocks have done better during the weak periods, including electric utilities and REITs. We continue to search for investment ideas that fit with our process and philosophy. We believe we are well positioned for a tepid economic environment and that we have a solid portfolio comprised of firms with what we believe are strong management teams, good balance sheets, and a commitment to returning cash to shareholders via dividends and share repurchases.

At the end of the period, our largest overweights were to Financials, Healthcare, and Industrials, while we remained underweight Consumer Discretionary, Information Technology, and Consumer Staples, relative to the S&P 500 Index.

Diversification by Sector
as of April 30, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.9%
Consumer Staples	7.2
Energy	10.7
Financials	20.4
Health Care	17.0
Industrials	12.6
Information Technology	14.7
Materials	2.1
Services	2.5
Utilities	3.1
Total	97.2%
Short-Term Investments	2.6
Other Assets and Liabilities	0.2
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Dividend and Growth Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.2%
	Automobiles and Components - 1.3%
6,284	Ford Motor Co.	$101,484

	Banks - 7.6%
863	Bank of Nova Scotia	52,468
1,779	PNC Financial Services Group, Inc.	149,494
1,462	US Bancorp	59,613
7,106	Wells Fargo & Co.	352,729
		614,304
	Capital Goods - 7.2%
285	Caterpillar, Inc.	30,085
710	Deere & Co.	66,306
1,001	Eaton Corp. plc	72,748
351	General Dynamics Corp.	38,459
3,763	General Electric Co.	101,179
929	Honeywell International, Inc.	86,346
150	Lockheed Martin Corp.	24,588
814	Raytheon Co.	77,693
1,109	Textron, Inc.	45,347
336	United Technologies Corp.	39,795
		582,546
	Commercial and Professional Services - 1.0%
1,149	Equifax, Inc. ●	81,358

	Diversified Financials - 6.6%
748	Ameriprise Financial, Inc.	83,531
3,045	Bank of America Corp.	46,102
356	BlackRock, Inc.	107,045
1,731	Citigroup, Inc.	82,942
3,730	JP Morgan Chase & Co.	208,819
		528,439
	Energy - 10.7%
1,190	Anadarko Petroleum Corp.	117,864
1,703	BP plc ADR	86,184
1,812	Chevron Corp.	227,467
1,844	Exxon Mobil Corp.	188,834
901	Halliburton Co.	56,806
405	Imperial Oil Ltd.	19,754
514	Phillips 66	42,764
784	Schlumberger Ltd.	79,575
1,083	Suncor Energy, Inc.	41,815
		861,063
	Food and Staples Retailing - 2.7%
1,855	CVS Caremark Corp.	134,880
1,029	Wal-Mart Stores, Inc.	82,055
		216,935
	Food, Beverage and Tobacco - 3.4%
101	Anheuser-Busch InBev N.V. ADR	10,685
1,132	Kraft Foods Group, Inc.	64,344
1,098	Mondelez International, Inc.	39,140
904	Philip Morris International, Inc.	77,199
1,931	Unilever N.V. NY Shares ADR	82,703
		274,071
	Health Care Equipment and Services - 3.8%
1,530	Cardinal Health, Inc.	106,381
2,129	Medtronic, Inc.	125,252
1,012	UnitedHealth Group, Inc.	75,964
		307,597
	Household and Personal Products - 1.1%
1,069	Procter & Gamble Co.	88,220

	Insurance - 6.2%
1,396	ACE Ltd.	142,806
889	Aflac, Inc.	55,766
999	Marsh & McLennan Cos., Inc.	49,252
1,175	MetLife, Inc.	61,522
1,449	Principal Financial Group, Inc.	67,878
1,573	Prudential Financial, Inc.	126,930
		504,154
	Materials - 2.1%
1,561	Dow Chemical Co.	77,878
1,337	Goldcorp, Inc.	33,050
1,279	International Paper Co.	59,682
		170,610
	Media - 4.6%
3,292	Comcast Corp. Class A	170,384
281	Omnicom Group, Inc.	19,048
1,634	Time Warner, Inc.	108,625
931	Walt Disney Co.	73,833
		371,890
	Pharmaceuticals, Biotechnology and Life Sciences - 13.2%
1,735	AstraZeneca plc ADR	137,184
1,827	Bristol-Myers Squibb Co.	91,514
2,180	Eli Lilly & Co.	128,823
1,914	Johnson & Johnson	193,847
5,051	Merck & Co., Inc.	295,813
4,567	Pfizer, Inc.	142,860
326	Teva Pharmaceutical Industries Ltd. ADR	15,912
2,013	Zoetis, Inc.	60,913
		1,066,866
	Retailing - 1.0%
1,833	Lowe's Cos., Inc.	84,166

	Semiconductors and Semiconductor Equipment - 3.4%
785	Analog Devices, Inc.	40,268
1,053	Broadcom Corp. Class A	32,442
4,256	Intel Corp.	113,588
1,946	Texas Instruments, Inc.	88,461
		274,759
	Software and Services - 7.7%
1,303	Accenture plc	104,519
1,131	eBay, Inc. ●	58,631
396	IBM Corp.	77,808
5,341	Microsoft Corp.	215,786
1,370	Oracle Corp.	56,008
2,460	Symantec Corp.	49,897
4,579	Xerox Corp.	55,361
		618,010
	Technology Hardware and Equipment - 3.6%
202	Apple, Inc.	119,210
4,322	Cisco Systems, Inc.	99,886
936	Qualcomm, Inc.	73,709
		292,805
	Telecommunication Services - 2.5%
4,348	Verizon Communications, Inc.	203,163

	Transportation - 4.4%
2,433	CSX Corp.	68,648

The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 97.2% - (continued)
	Transportation - 4.4% - (continued)
2,360	Delta Air Lines, Inc.		$86,922
587	FedEx Corp.		79,923
1,224	United Parcel Service, Inc. Class B		120,522
			356,015
	Utilities - 3.1%
879	Dominion Resources, Inc.		63,758
1,404	Exelon Corp.		49,171
998	NextEra Energy, Inc.		99,681
1,072	NRG Energy, Inc.		35,082
			247,692
	Total Common Stocks
	( Cost $5,483,905)		$7,846,147

	Total Long-Term Investments
	(Cost $5,483,905)		$7,846,147

Short-Term Investments - 2.6%
	Repurchase Agreements - 2.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $8,965, collateralized by GNMA 4.00%, 2044, value of $9,144)
$8,965	0.05%, 4/30/2014		$8,965
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$44,522, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$45,412)
44,522	0.04%, 4/30/2014		44,522
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $15,752, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $16,067)
15,752	0.04%, 4/30/2014		15,752
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $39,011, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 -
	2023, value of $39,791)
39,011	0.04%, 4/30/2014		39,011
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $23,714, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $24,189)
23,714	0.05%, 4/30/2014		23,714
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $19,500, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $19,890)
19,500	0.04%, 4/30/2014		19,500
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$54,176, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $55,259)
54,176	0.05%, 4/30/2014		54,176
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $275, collateralized by U.S. Treasury Note 2.13%, 2015, value of $281)
275	0.04%, 4/30/2014		275
			205,915
	Total Short-Term Investments
	(Cost $205,915)		$205,915

	Total Investments
	(Cost $5,689,820) ▲	99.8%	$8,052,062
	Other Assets and Liabilities	0.2%	13,909
	Total Net Assets	100.0%	$8,065,971

The accompanying notes are an integral part of these financial statements.

6

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $5,707,718 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,387,503
Unrealized Depreciation	(43,159)
Net Unrealized Appreciation	$2,344,344

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$7,846,147	$7,846,147	$–	$–
Short-Term Investments	205,915	–	205,915	–
Total	$8,052,062	$7,846,147	$205,915	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2014
Assets:
Common Stocks	$178	$159	$(130)	$—	$—	$(207)	$—	$—	$—
Total	$178	$159	$(130)	$—	$—	$(207)	$—	$—	$—

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,689,820)	$8,052,062
Cash	10
Receivables:
Investment securities sold	13,476
Fund shares sold	7,667
Dividends and interest	9,904
Other assets	224
Total assets	8,083,343
Liabilities:
Payables:
Investment securities purchased	6,524
Fund shares redeemed	8,689
Investment management fees	799
Administrative fees	10
Distribution fees	251
Accrued expenses	1,099
Total liabilities	17,372
Net assets	$8,065,971
Summary of Net Assets:
Capital stock and paid-in-capital	$5,465,463
Undistributed net investment income	13,241
Accumulated net realized gain	225,025
Unrealized appreciation of investments	2,362,242
Net assets	$8,065,971

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$25.75/$27.25
Shares outstanding	143,246
Net assets	$3,688,993
Class B: Net asset value per share	$25.31
Shares outstanding	3,438
Net assets	$87,024
Class C: Net asset value per share	$25.16
Shares outstanding	17,653
Net assets	$444,128
Class I: Net asset value per share	$25.66
Shares outstanding	68,008
Net assets	$1,745,086
Class R3: Net asset value per share	$25.98
Shares outstanding	3,546
Net assets	$92,128
Class R4: Net asset value per share	$26.10
Shares outstanding	5,833
Net assets	$152,243
Class R5: Net asset value per share	$26.17
Shares outstanding	8,443
Net assets	$220,908
Class Y: Net asset value per share	$26.18
Shares outstanding	62,474
Net assets	$1,635,461

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$97,596
Interest	47
Less: Foreign tax withheld	(1,015)
Total investment income	96,628

Expenses:
Investment management fees	23,513
Administrative services fees
Class R3	88
Class R4	108
Class R5	104
Transfer agent fees
Class A	2,413
Class B	156
Class C	270
Class I	1,419
Class R3	3
Class R4	1
Class R5	1
Class Y	13
Distribution fees
Class A	4,426
Class B	466
Class C	2,117
Class R3	219
Class R4	179
Custodian fees	11
Accounting services fees	514
Registration and filing fees	121
Board of Directors' fees	88
Audit fees	34
Other expenses	508
Total expenses (before waivers and fees paid indirectly)	36,772
Transfer agent fee waivers	(13)
Commission recapture	(45)
Total waivers and fees paid indirectly	(58)
Total expenses, net	36,714
Net Investment Income	59,914
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	294,887
Net realized loss on foreign currency contracts	(1)
Net realized loss on other foreign currency transactions	(7)
Net Realized Gain on Investments and Foreign Currency Transactions	294,879
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	367,663
Net Changes in Unrealized Appreciation of Investments	367,663
Net Gain on Investments and Foreign Currency Transactions	662,542
Net Increase in Net Assets Resulting from Operations	$722,456

The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$59,914	$116,994
Net realized gain on investments and foreign currency transactions	294,879	528,429
Net unrealized appreciation of investments	367,663	942,357
Net Increase in Net Assets Resulting from Operations	722,456	1,587,780
Distributions to Shareholders:
From net investment income
Class A	(25,214)	(49,319)
Class B	(231)	(681)
Class C	(1,561)	(3,238)
Class I	(13,492)	(25,683)
Class R3	(475)	(999)
Class R4	(1,002)	(2,039)
Class R5	(1,750)	(2,853)
Class Y	(14,230)	(30,320)
Total from net investment income	(57,955)	(115,132)
From net realized gain on investments
Class A	(224,788)	(48,692)
Class B	(6,351)	(1,796)
Class C	(27,381)	(5,743)
Class I	(103,449)	(22,402)
Class R3	(5,498)	(1,187)
Class R4	(9,021)	(1,977)
Class R5	(12,871)	(2,121)
Class Y	(101,247)	(25,685)
Total from net realized gain on investments	(490,606)	(109,603)
Total distributions	(548,561)	(224,735)
Capital Share Transactions:
Class A	156,362	(101,025)
Class B	(12,846)	(30,473)
Class C	23,910	(8)
Class I	127,010	(41,319)
Class R3	2,675	(903)
Class R4	9,098	(7,610)
Class R5	16,192	25,534
Class Y	1,707	(267,527)
Net increase (decrease) from capital share transactions	324,108	(423,331)
Net Increase in Net Assets	498,003	939,714
Net Assets:
Beginning of period	7,567,968	6,628,254
End of period	$8,065,971	$7,567,968
Undistributed (distribution in excess of) net investment income	$13,241	$11,282

The accompanying notes are an integral part of these financial statements.

11

The Hartford Dividend and Growth Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Dividend and Growth Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

12

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing

13

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund had no illiquid or restricted investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed

15

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

16

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$115,132	$115,250
Long-Term Capital Gains ‡	109,603	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$46,116
Undistributed Long-Term Capital Gain	455,773
Accumulated Capital Losses*	(51,957)
Unrealized Appreciation†	1,976,681
Total Accumulated Earnings	$2,426,613

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(72)
Accumulated Net Realized Gain (Loss)	72

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$32,946
2016	19,011
Total	$51,957

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $19,011 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

18

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	NA

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.03%
Class B	1.95
Class C	1.77
Class I	0.81
Class R3	1.35
Class R4	1.04
Class R5	0.74
Class Y	0.64

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares

19

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $3,840 and contingent deferred sales charges of $38 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	13%

20

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$969,718	$—	$969,718
Sales Proceeds	1,115,626	—	1,115,626

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	6,580	10,246	(10,194)	6,632	13,591	4,525	(22,497)	(4,381)
Amount	$164,799	$246,829	$(255,266)	$156,362	$312,680	$96,559	$(510,264)	$(101,025)
Class B
Shares	35	271	(814)	(508)	157	118	(1,621)	(1,346)
Amount	$869	$6,396	$(20,111)	$(12,846)	$3,540	$2,398	$(36,411)	$(30,473)
Class C
Shares	990	1,167	(1,129)	1,028	2,044	413	(2,464)	(7)
Amount	$24,163	$27,419	$(27,672)	$23,910	$46,181	$8,472	$(54,661)	$(8)
Class I
Shares	7,251	4,769	(6,755)	5,265	15,394	2,201	(19,345)	(1,750)
Amount	$181,229	$114,562	$(168,781)	$127,010	$351,414	$47,001	$(439,734)	$(41,319)
Class R3
Shares	308	231	(421)	118	722	94	(854)	(38)
Amount	$7,743	$5,596	$(10,664)	$2,675	$16,567	$2,009	$(19,479)	$(903)
Class R4
Shares	804	278	(710)	372	1,663	119	(2,104)	(322)
Amount	$20,288	$6,782	$(17,972)	$9,098	$38,329	$2,580	$(48,519)	$(7,610)
Class R5
Shares	1,319	379	(1,026)	672	3,249	155	(2,385)	1,019
Amount	$32,940	$9,272	$(26,020)	$16,192	$76,066	$3,421	$(53,953)	$25,534
Class Y
Shares	2,330	4,654	(6,704)	280	8,116	2,484	(21,917)	(11,317)
Amount	$59,006	$114,107	$(171,406)	$1,707	$183,802	$53,965	$(505,294)	$(267,527)
Total
Shares	19,617	21,995	(27,753)	13,859	44,936	10,109	(73,187)	(18,142)
Amount	$491,037	$530,963	$(697,892)	$324,108	$1,028,579	$216,405	$(1,668,315)	$(423,331)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	196	$4,930
For the Year Ended October 31, 2013	375	$8,597

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

21

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

The Hartford Dividend and Growth Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$25.28	$0.18	$2.12	$2.30	$(0.17)	$(1.66)	$(1.83)	$25.75	9.65	%(D)	$3,688,993	1.03	%(E)	1.03	%(E)	1.47	%(E)
B	24.88	0.07	2.08	2.15	(0.06)	(1.66)	(1.72)	25.31	9.14	(D)	87,024	1.98	(E)	1.95	(E)	0.56	(E)
C	24.75	0.09	2.06	2.15	(0.08)	(1.66)	(1.74)	25.16	9.23	(D)	444,128	1.77	(E)	1.77	(E)	0.73	(E)
I	25.20	0.21	2.11	2.32	(0.20)	(1.66)	(1.86)	25.66	9.76	(D)	1,745,086	0.81	(E)	0.81	(E)	1.68	(E)
R3	25.49	0.14	2.14	2.28	(0.13)	(1.66)	(1.79)	25.98	9.48	(D)	92,128	1.35	(E)	1.35	(E)	1.15	(E)
R4	25.60	0.18	2.15	2.33	(0.17)	(1.66)	(1.83)	26.10	9.64	(D)	152,243	1.04	(E)	1.04	(E)	1.45	(E)
R5	25.66	0.22	2.16	2.38	(0.21)	(1.66)	(1.87)	26.17	9.82	(D)	220,908	0.74	(E)	0.74	(E)	1.76	(E)
Y	25.67	0.24	2.15	2.39	(0.22)	(1.66)	(1.88)	26.18	9.86	(D)	1,635,461	0.64	(E)	0.64	(E)	1.86	(E)

For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%		$3,454,165	1.05%		1.05%		1.57%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08		98,179	2.00		1.95		0.71
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26		411,405	1.79		1.79		0.83
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48		1,581,081	0.83		0.83		1.79
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79		87,399	1.35		1.35		1.27
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21		139,811	1.05		1.05		1.58
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57		199,409	0.75		0.75		1.85
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68		1,596,519	0.65		0.65		1.99

For the Year Ended October 31, 2012 (F)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$–	$(0.34)	$20.87	14.07%		$2,942,844	1.08%		1.08%		1.69%
B	18.32	0.17	2.21	2.38	(0.16)	–	(0.16)	20.54	13.03		108,710	2.02		1.95		0.84
C	18.25	0.18	2.22	2.40	(0.20)	–	(0.20)	20.45	13.20		340,069	1.82		1.82		0.94
I	18.56	0.40	2.23	2.63	(0.39)	–	(0.39)	20.80	14.30		1,341,707	0.81		0.81		1.96
R3	18.76	0.28	2.29	2.57	(0.29)	–	(0.29)	21.04	13.77		72,926	1.36		1.35		1.40
R4	18.84	0.34	2.29	2.63	(0.35)	–	(0.35)	21.12	14.04		122,160	1.05		1.05		1.68
R5	18.88	0.39	2.30	2.69	(0.40)	–	(0.40)	21.17	14.39		142,940	0.75		0.75		1.99
Y	18.88	0.41	2.31	2.72	(0.42)	–	(0.42)	21.18	14.55		1,556,898	0.65		0.65		2.08

For the Year Ended October 31, 2011
A	$17.93	$0.27	$0.67	$0.94	$(0.26)	$–	$(0.26)	$18.61	5.22%		$2,791,444	1.08%		1.08%		1.42%
B	17.64	0.10	0.66	0.76	(0.08)	–	(0.08)	18.32	4.32		137,071	2.01		1.96		0.55
C	17.58	0.13	0.66	0.79	(0.12)	–	(0.12)	18.25	4.49		309,846	1.83		1.83		0.68
I	17.87	0.32	0.68	1.00	(0.31)	–	(0.31)	18.56	5.60		1,428,333	0.80		0.80		1.69
R3	18.08	0.22	0.67	0.89	(0.21)	–	(0.21)	18.76	4.94		57,684	1.37		1.35		1.14
R4	18.14	0.28	0.69	0.97	(0.27)	–	(0.27)	18.84	5.32		79,535	1.06		1.05		1.43
R5	18.18	0.34	0.68	1.02	(0.32)	–	(0.32)	18.88	5.62		101,281	0.76		0.75		1.75
Y	18.18	0.36	0.68	1.04	(0.34)	–	(0.34)	18.88	5.71		1,111,199	0.66		0.66		1.84

See Portfolio Turnover information on the next page.

23

The Hartford Dividend and Growth Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$16.03	$0.25	$1.90	$2.15	$(0.25)	$–	$(0.25)	$17.93	13.46%	$2,850,636	1.11%	1.11%	1.46%
B	15.76	0.11	1.86	1.97	(0.09)	–	(0.09)	17.64	12.54	182,506	2.02	1.97	0.63
C	15.72	0.12	1.86	1.98	(0.12)	–	(0.12)	17.58	12.65	314,729	1.85	1.85	0.71
I	15.98	0.29	1.90	2.19	(0.30)	–	(0.30)	17.87	13.78	1,129,059	0.82	0.82	1.71
R3	16.18	0.19	1.93	2.12	(0.22)	–	(0.22)	18.08	13.15	33,933	1.39	1.38	1.06
R4	16.22	0.25	1.93	2.18	(0.26)	–	(0.26)	18.14	13.51	57,684	1.07	1.06	1.46
R5	16.24	0.29	1.96	2.25	(0.31)	–	(0.31)	18.18	13.93	65,379	0.78	0.78	0.81
Y	16.25	0.32	1.93	2.25	(0.32)	–	(0.32)	18.18	13.96	1,018,263	0.67	0.67	1.88

For the Year Ended October 31, 2009 (F)
A	$14.56	$0.26	$1.47	$1.73	$(0.26)	$–	$(0.26)	$16.03	12.17%	$2,635,571	1.17%	1.17%	1.88%
B	14.32	0.14	1.44	1.58	(0.14)	–	(0.14)	15.76	11.22	236,026	2.14	1.99	1.10
C	14.28	0.15	1.45	1.60	(0.16)	–	(0.16)	15.72	11.37	286,465	1.92	1.92	1.13
I	14.52	0.33	1.44	1.77	(0.31)	–	(0.31)	15.98	12.52	658,690	0.85	0.85	1.96
R3	14.71	0.25	1.46	1.71	(0.24)	–	(0.24)	16.18	11.84	5,171	1.47	1.47	1.26
R4	14.73	0.28	1.48	1.76	(0.27)	–	(0.27)	16.22	12.27	19,372	1.09	1.09	1.85
R5	14.75	0.33	1.47	1.80	(0.31)	–	(0.31)	16.24	12.55	1,947	0.80	0.80	2.07
Y	14.75	0.35	1.48	1.83	(0.33)	–	(0.33)	16.25	12.73	746,004	0.69	0.69	2.30

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	13%
For the Year Ended October 31, 2013	30
For the Year Ended October 31, 2012	28
For the Year Ended October 31, 2011	30
For the Year Ended October 31, 2010	33
For the Year Ended October 31, 2009	33(A)

(A)	During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales of securities held associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.

24

The Hartford Dividend and Growth Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

25

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

26

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Dividend and Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,096.50	$5.34	$1,000.00	$1,019.70	$5.14	1.03%	181	365
Class B	$1,000.00	$1,091.40	$10.11	$1,000.00	$1,015.13	$9.74	1.95	181	365
Class C	$1,000.00	$1,092.30	$9.17	$1,000.00	$1,016.03	$8.84	1.77	181	365
Class I	$1,000.00	$1,097.60	$4.23	$1,000.00	$1,020.76	$4.08	0.81	181	365
Class R3	$1,000.00	$1,094.80	$7.00	$1,000.00	$1,018.11	$6.74	1.35	181	365
Class R4	$1,000.00	$1,096.40	$5.42	$1,000.00	$1,019.63	$5.22	1.04	181	365
Class R5	$1,000.00	$1,098.20	$3.85	$1,000.00	$1,021.12	$3.71	0.74	181	365
Class Y	$1,000.00	$1,098.60	$3.34	$1,000.00	$1,021.61	$3.22	0.64	181	365

28

The Hartford Dividend and Growth Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

29

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-DG14 4/14 113970-2 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD DURATION-HEDGED STRATEGIC INCOME FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Duration-Hedged Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Duration-Hedged Strategic Income Fund inception 11/29/2013
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide current income and long-term total return while seeking to reduce exposure to interest rate risk.

Performance Overview 11/29/13 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/14)

Since Inception▲
Duration-Hedged Strategic Income A#	2.50%
Duration-Hedged Strategic Income A##	-2.11%
Duration-Hedged Strategic Income C#	2.12%
Duration-Hedged Strategic Income C##	1.12%
Duration-Hedged Strategic Income I#	2.60%
Duration-Hedged Strategic Income R3#	2.33%
Duration-Hedged Strategic Income R4#	2.46%
Duration-Hedged Strategic Income R5#	2.58%
Duration-Hedged Strategic Income Y#	2.62%
Barclays U.S. Aggregate Bond Index	2.12%

▲	Inception: 11/29/2013
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Duration-Hedged Strategic Income Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Duration-Hedged Strategic Income Class A	1.15%	1.15%
Duration-Hedged Strategic Income Class C	1.90%	1.90%
Duration-Hedged Strategic Income Class I	0.90%	0.90%
Duration-Hedged Strategic Income Class R3	1.45%	1.45%
Duration-Hedged Strategic Income Class R4	1.15%	1.15%
Duration-Hedged Strategic Income Class R5	0.85%	0.85%
Duration-Hedged Strategic Income Class Y	0.75%	0.75%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for November 29, 2013 (commencement of operations) through April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill, III	Joseph F. Marvan, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of Hartford Duration-Hedged Strategic Income Fund returned 2.50%, before sales charge, for the period from November 29, 2013 through April 30, 2014, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.12% for the same period. The Fund underperformed the 3.19% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as emerging market concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and emerging market currency performance was mixed versus the U.S. Dollar.

During the period, we positioned the Fund with an overweight to spread sectors, including high yield credit, bank loans, and emerging market debt. An allocation to high yield credit contributed to benchmark-relative performance as risk rallied in response to the Fed’s guidance that it would keep interest rates low and shrugged off weak economic data as weather-related. The Fund utilized derivatives in order to tactically manage exposures to investment grade credit and high yield through credit default swap index exposure; this contributed positively to performance within high yield, but detracted modestly within investment grade credit. The Fund’s allocation to bank loans, emphasizing the high and middle quality portions of the market, was based on strong credit fundamentals, supportive technical backdrop, and reasonable valuations. The bank loan sector generated strong performance for the period and contributed significantly to benchmark-relative results. Mortgage Backed Securities (MBS) exposure, particularly an allocation to non-agency MBS, and Commercial Mortgage Backed Securities (CMBS) also contributed to the Fund’s relative performance. Positive relative results were offset by the Fund’s low structural duration relative to the benchmark as well an underweight to and security selection within investment grade corporates, particularly industrials. Additionally, an overweight to the 5-year portion of the yield curve detracted from relative performance, as 5-year U.S. Treasury rates rose over the period. Treasury futures are used to reduce interest-rate risk, as well as to implement active duration and yield-curve

3

Hartford Duration-Hedged Strategic Income Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

strategies in the Fund. The use of these derivatives was a modest detractor from relative performance during the period.

What is the outlook?

At the end of the period, we maintained a moderately pro-cyclical risk posture as we see positive U.S. economic momentum in 2014, underpinned by still supportive monetary policy and much less fiscal drag compared to 2013. Although valuations in many fixed income sectors have risen closer to what we believe is fair value, we believe accommodative monetary policy and reasonable economic growth will bode well for credit spreads.

At the end of the quarter we maintained a structural emphasis on higher income-producing sectors such as bank loans, emerging market debt, non-agency MBS, CMBS, and high yield. We believe there are better opportunities in high yield and bank loans, and have, therefore, reduced exposure to investment grade corporates. We continue to favor investment grade financials, as these companies have de-levered significantly and built up capital buffers. We continue to believe that emerging market debt valuations are attractive, and we favor emerging market sovereign exposure over corporates.

We expect economic growth and increasing inflation expectations to put upward pressure on interest rates. Therefore, we positioned the portfolio with a short duration bias relative to the duration-hedged benchmark at the end of the period. At the end of the period, the Fund’s effective duration was -0.34 years.

Composition by Investments
as of April 30, 2014
Fund Name	Percentage of Net Assets
JP Morgan Prime Money Market Fund	2.9%
The Hartford Strategic Income Fund	95.5
Other Assets and Liabilities	1.6
Total	100.0%

4

Hartford Duration-Hedged Strategic Income Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 95.5%
Taxable Fixed Income Funds - 95.5%
932	The Hartford Strategic Income Fund		$8,661

	Total Taxable Fixed Income Fund
	(Cost $8,520)		$8,661

	Total Investments in Affiliated Investment Companies
	(Cost $8,520)		$8,661

	Total Long-Term Investments
	(Cost $8,520)		$8,661

Short-Term Investments - 2.9%
Other Investment Pools and Funds - 2.9%
265	JP Morgan Prime Money Market Fund		$265

	Total Short-Term Investments
	(Cost $265)		$265

	Total Investments
	(Cost $8,785) ▲	98.4%	$8,926
	Other Assets and Liabilities	1.6%	144
	Total Net Assets	100.0%	$9,070

The accompanying notes are an integral part of these financial statements.

5

Hartford Duration-Hedged Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $8,785 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$141
Unrealized Depreciation	—
Net Unrealized Appreciation	$141

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Futures contracts	$64	$–
Total	$64	$–

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Short position contracts:
U.S. Treasury 10-Year Note Future	21	06/19/2014	$2,607	$2,613	$–	$(6)	$–	$(9)
U.S. Treasury 2-Year Note Future	14	06/30/2014	3,077	3,078	–	(1)	–	(1)
U.S. Treasury 30-Year Bond Future	7	06/19/2014	927	945	–	(18)	–	(4)
U.S. Treasury 5-Year Note Future	16	06/30/2014	1,914	1,911	3	–	–	(5)
U.S. Treasury CME Ultra Long Term Bond Future	1	06/19/2014	142	147	–	(5)	–	(1)
Total					$3	$(30)	$–	$(20)

* The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Duration-Hedged Strategic Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$8,661	$8,661	$–	$–
Short-Term Investments	265	265	–	–
Total	$8,926	$8,926	$–	$–
Futures *	$3	$3	$–	$–
Total	$3	$3	$–	$–
Liabilities:
Futures *	$30	$30	$–	$–
Total	$30	$30	$–	$–

♦	For the period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.
Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

Hartford Duration-Hedged Strategic Income Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $265)	$265
Investments in affiliated investment companies, at market value (cost $8,520)	8,661
Cash	64	*
Receivables:
Fund shares sold	96
Dividends and interest	—
Other assets	93
Total assets	9,179
Liabilities:
Payables:
Investment securities purchased	83
Investment management fees	—
Dividends	—
Administrative fees	—
Distribution fees	1
Variation margin on financial derivative instruments	20
Accrued expenses	5
Total liabilities	109
Net assets	$9,070
Summary of Net Assets:
Capital stock and paid-in-capital	$9,016
Undistributed net investment income	—
Accumulated net realized loss	(60)
Unrealized appreciation of investments	114
Net assets	$9,070

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.11/$10.59
Shares outstanding	483
Net assets	$4,878
Class C: Net asset value per share	$10.10
Shares outstanding	67
Net assets	$675
Class I: Net asset value per share	$10.11
Shares outstanding	44
Net assets	$441
Class R3: Net asset value per share	$10.11
Shares outstanding	40
Net assets	$409
Class R4: Net asset value per share	$10.11
Shares outstanding	41
Net assets	$410
Class R5: Net asset value per share	$10.11
Shares outstanding	41
Net assets	$410
Class Y: Net asset value per share	$10.11
Shares outstanding	183
Net assets	$1,847

* Cash of $64 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

8

Hartford Duration-Hedged Strategic Income Fund
Statement of Operations
For the Period November 29, 2013, (commencement of operations) through April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$117
Interest	—
Total investment income	117

Expenses:
Investment management fees	3
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	2
Class C	—
Class I	—
Class Y	—
Distribution fees
Class A	4
Class C	2
Class R3	1
Class R4	—
Custodian fees	1
Accounting services fees	—
Registration and filing fees	43
Board of Directors' fees	—
Audit fees	5
Other expenses	4
Total expenses (before waivers)	65
Expense waivers	(52)
Total waivers	(52)
Total expenses, net	13
Net Investment Income	104
Net Realized Loss on Investments and Other Financial Instruments:
Net realized gain on investments in affiliated investment companies	1
Net realized loss on futures contracts	(61)
Net Realized Loss on Investments and Other Financial Instruments	(60)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments in affiliated investment companies	141
Net unrealized depreciation of futures contracts	(27)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	114
Net Gain on Investments and Other Financial Instruments	54
Net Increase in Net Assets Resulting from Operations	$158

The accompanying notes are an integral part of these financial statements.

9

Hartford Duration-Hedged Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period November 29, 2013* through April 30, 2014 (Unaudited)
Operations:
Net investment income	$104
Net realized loss on investments and other financial instruments	(60)
Net unrealized appreciation of investments and other financial instruments	114
Net Increase in Net Assets Resulting from Operations	158
Distributions to Shareholders:
From net investment income
Class A	(49)
Class C	(6)
Class I	(6)
Class R3	(5)
Class R4	(5)
Class R5	(6)
Class Y	(27)
Total distributions	(104)
Capital Share Transactions:
Class A	4,865
Class C	671
Class I	437
Class R3	405
Class R4	405
Class R5	406
Class Y	1,827
Net increase from capital share transactions	9,016
Net Increase in Net Assets	9,070
Net Assets:
Beginning of period	—
End of period	$9,070
Undistributed (distribution in excess of) net investment income	$—

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

10

Hartford Duration-Hedged Strategic Income Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for Hartford Duration-Hedged Strategic Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s

11

Hartford Duration-Hedged Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, monthly and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required.

12

Hartford Duration-Hedged Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Variation margin payable *	$20	$—	$—	$—	$—	$—	$20
Total	$20	$—	$—	$—	$—	$—	$20

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(27) as reported in the Schedule of Investments.

The ratio of futures to net assets at April 30, 2014 was 39.90%, compared to the period from November 29, 2013 to the period ended April 30,2014, average net assets of 49.02%.

13

Hartford Duration-Hedged Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the period November 29, 2013, (commencement of operations) through April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(61)	$—	$—	$—	$—	$—	$(61)
Total	$(61)	$—	$—	$—	$—	$—	$(61)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures contracts	$(27)	$—	$—	$—	$—	$—	$(27)
Total	$(27)	$—	$—	$—	$—	$—	$(27)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged		Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$20	$—	$—	$(64	)†	$—
Total subject to a master netting or similar arrangement	$20	$—	$—	$(64)		$—

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

14

Hartford Duration-Hedged Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.100%
On next $500 million	0.090%
On next $1.5 billion	0.085%
On next $2.5 billion	0.080%
On next $2.5 billion	0.075%
On next $2.5 billion	0.070%
Over $10 billion	0.065%

15

Hartford Duration-Hedged Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.75%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the period November 29, 2013 (commencement of operations) through April 30, 2014, HFD received front-end load sales charges of $1 and contingent deferred sales charges of zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period November 29, 2013 (commencement of operations) through April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

16

Hartford Duration-Hedged Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	25%
Class C	61
Class I	93
Class R3	100
Class R4	100
Class R5	100
Class Y	100

Investment Transactions:

For the period November 29, 2013 (commencement of operations) through April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$8,702	$—	$8,702
Sales Proceeds	183	—	183

17

Hartford Duration-Hedged Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the period November 29, 2013 (commencement of operations) through April 30, 2014:

	For the Period Ended April 30, 2014
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	482	5	(4)	483
Amount	$4,855	$49	$(39)	$4,865
Class C
Shares	66	1	—	67
Amount	$665	$6	$—	$671
Class I
Shares	43	1	—	44
Amount	$431	$6	$—	$437
Class R3
Shares	40	—	—	40
Amount	$400	$5	$—	$405
Class R4
Shares	40	1	—	41
Amount	$400	$5	$—	$405
Class R5
Shares	40	1	—	41
Amount	$400	$6	$—	$406
Class Y
Shares	180	3	—	183
Amount	$1,800	$27	$—	$1,827
Total
Shares	891	12	(4)	899
Amount	$8,951	$104	$(39)	$9,016

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the period November 29, 2013 (commencement of operations) through April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding

18

Hartford Duration-Hedged Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

Hartford Duration-Hedged Strategic Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

From November 29, 2013 (commencement of operations), through April 30, 2014 (Unaudited)
A(E)	$10.00	$0.15	$0.10	$0.25	$(0.14)	$–	$(0.14)	$10.11	2.50	%(F)	$4,878	2.09	%(G)	0.36	%(G)	3.36	%(G)
C(E)	10.00	0.12	0.09	0.21	(0.11)	–	(0.11)	10.10	2.12	(F)	675	2.85	(G)	1.12	(G)	2.63	(G)
I(E)	10.00	0.16	0.10	0.26	(0.15)	–	(0.15)	10.11	2.60	(F)	441	1.88	(G)	0.15	(G)	3.55	(G)
R3(E)	10.00	0.13	0.10	0.23	(0.12)	–	(0.12)	10.11	2.33	(F)	409	2.59	(G)	0.86	(G)	2.87	(G)
R4(E)	10.00	0.14	0.11	0.25	(0.14)	–	(0.14)	10.11	2.46	(F)	410	2.29	(G)	0.56	(G)	3.16	(G)
R5(E)	10.00	0.15	0.11	0.26	(0.15)	–	(0.15)	10.11	2.58	(F)	410	1.99	(G)	0.26	(G)	3.45	(G)
Y(E)	10.00	0.16	0.10	0.26	(0.15)	–	(0.15)	10.11	2.62	(F)	1,847	1.89	(G)	0.16	(G)	3.55	(G)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Commenced operations on November 29, 2013.
(F)	Not annualized.
(G)	Annualized.

Portfolio Turnover
Rate for
All Share Classes
From November 29, 2013 (commencement of operations), through April 30, 2014 (Unaudited)	3%

20

Hartford Duration-Hedged Strategic Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

Hartford Duration-Hedged Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

Hartford Duration-Hedged Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

Hartford Duration-Hedged Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 29, 2013 (commencement of operations) through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 152/365 (to reflect the period since the commencement of operations).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value November 29, 2013	Ending Account Value April 30, 2014	Expenses paid during the period November 29, 2013 through April 30, 2014	Beginning Account Value November 29, 2013	Ending Account Value April 30, 2014	Expenses paid during the period November 29, 2013 through April 30, 2014	Annualized expense ratio	Days in the current period of operation	Days in the full year
Class A*	$1,000.00	$1,025.00	$1.52	$1,000.00	$1,019.32	$1.51	0.36%	152	365
Class C*	$1,000.00	$1,021.20	$4.71	$1,000.00	$1,016.16	$4.70	1.12	152	365
Class I*	$1,000.00	$1,026.00	$0.63	$1,000.00	$1,020.20	$0.63	0.15	152	365
Class R3*	$1,000.00	$1,023.30	$3.62	$1,000.00	$1,017.24	$3.61	0.86	152	365
Class R4*	$1,000.00	$1,024.60	$2.36	$1,000.00	$1,018.49	$2.35	0.56	152	365
Class R5*	$1,000.00	$1,025.80	$1.10	$1,000.00	$1,019.74	$1.09	0.26	152	365
Class Y*	$1,000.00	$1,026.20	$0.68	$1,000.00	$1,020.16	$0.67	0.16	152	365

* Commenced operations on November 29, 2013.

24

Hartford Duration-Hedged Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for Hartford Duration-Hedged Strategic Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and an investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HFMC’s and the Sub-adviser’s organizational structure, systems and personnel. The Board also considered HFMC’s and the Sub-adviser’s reputation and overall financial strength, and the Board’s past experience with the Sub-adviser as sub-adviser for other Hartford Funds.

With respect to HFMC, the Board noted that under the Agreements, HFMC would be responsible for the management of the Fund, including overseeing fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results and considered HFMC’s process for monitoring best execution of portfolio trades by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers.

With respect to the day-to-day portfolio management services to be provided by the Sub-adviser, the Investment Committee met with members of the proposed portfolio management team. The Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford Funds’ compliance program as a result of the addition of the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-adviser.

25

Hartford Duration-Hedged Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, (i) the performance of The Hartford Strategic Income Fund, which is managed by the same portfolio management team and in which the Fund will invest a substantial portion of its assets, and (ii) a model performance analysis showing hypothetical historical performance of the Fund’s strategy based on the historical performance of The Hartford Strategic Income Fund. HFMC and the Sub-adviser also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HFMC would depend on the growth of assets under management. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the expected total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds derived from information provided by Lipper Inc., an independent provider of investment company data (“Lipper”), in conjunction with input from an independent financial services consulting firm engaged by the Board. The Board considered that HFMC had contractually agreed to limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 1.15%, 1.90%, 0.90%, 1.45%, 1.15%, 0.85% and 0.75%, respectively, through February 28, 2015, with such arrangement automatically renewing on an annual basis unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were below the Lipper peer group average and below or in line with the Lipper peer group median for all asset levels, and that the proposed weighted management fees fell within the second quintile for all asset levels. The Board also considered that the Fund’s estimated total expenses, less Rule 12b-1 fees, were below the Lipper peer group average and median and fell within the first quintile.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fee rates as Fund assets grow over time. The Board considered HFMC’s representation that the

26

Hartford Duration-Hedged Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the last breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HFMC, would receive transfer agency compensation from the Fund.

The Board also considered that Hartford Funds Distributors LLC (“HFD”), an affiliate of HFMC, will serve as principal underwriter of the Fund. As principal underwriter, HFD would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

27

Hartford Duration-Hedged Strategic Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Fund of Funds Risk:The Fund invests primarily in an Underlying Fund, The Hartford Strategic Income Fund. The ability of that Fund to meet its investment objective is directly related to the ability of the Underlying Fund to meet its objectives as well as the sub-adviser's allocation to the Underlying Fund.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

28

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

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of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

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may be gathered from sources such as applications,

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To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

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As allowed by law, we may share Personal Financial

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by law, with unaffiliated third parties including:

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who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

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We will not sell or share your Personal Financial

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Personal Health Information means health information

such as:

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Personal Information means information that identifies

You personally and is not otherwise available to the public.

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Transaction means your business dealings with us,

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-DHSI14 4/14 115856 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Emerging Markets Local Debt Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks capital appreciation and income.

Performance Overview 5/31/11 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	Since Inception▲
Emerging Markets Local Debt A#	0.35%	-7.28%	1.51%
Emerging Markets Local Debt A##	-4.16%	-11.45%	-0.08%
Emerging Markets Local Debt C#	-0.04%	-7.99%	0.74%
Emerging Markets Local Debt C##	-1.02%	-8.88%	0.74%
Emerging Markets Local Debt I#	0.49%	-7.04%	1.74%
Emerging Markets Local Debt R3#	0.21%	-7.56%	1.15%
Emerging Markets Local Debt R4#	0.36%	-7.28%	1.45%
Emerging Markets Local Debt R5#	0.51%	-6.90%	1.79%
Emerging Markets Local Debt Y#	0.54%	-6.97%	1.71%
JP Morgan GBI Emerging Markets Global Diversified Index	-1.48%	-9.42%	0.29%

†	Not Annualized
▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Local Debt Class A	1.25%	1.49%
Emerging Markets Local Debt Class C	2.00%	2.22%
Emerging Markets Local Debt Class I	1.00%	1.25%
Emerging Markets Local Debt Class R3	1.55%	1.84%
Emerging Markets Local Debt Class R4	1.25%	1.54%
Emerging Markets Local Debt Class R5	0.95%	1.24%
Emerging Markets Local Debt Class Y	0.90%	1.14%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2015. Other contractual waivers/reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
James W. Valone, CFA	Tieu-Bich Nguyen, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Credit Analyst

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 0.35%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned -1.48% for the same period. The Fund also outperformed the -1.73% average return for the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was mixed over the period. Local markets debt underperformed external sovereign debt during the period, with the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD) generating total returns of -1.48% in U.S. Dollar terms. Local debt markets faced headwinds over the period as Emerging Markets (EM) currencies weakened versus the U.S. dollar and interest rates rose in the face of declining global liquidity. The global backdrop continued to improve as growth data picked up in major developed markets while inflation remained tame. Later in the period, headlines surrounding geopolitical events in Russia and Ukraine dominated market attention. Latin America was the best performing region in the Index while Europe lagged. From a country perspective, Poland, Brazil, and Nigeria were the best performers in the Index while Russia, the Philippines, and Chile lagged. During the period, the benchmark countries such as Hungary (0.90% to 2.50%), Chile (0.75% to 4.00%), Romania (0.75% to 3.50%), Thailand (0.50% to 2.00%), and Peru (0.25% to 4.00%) lowered interest rates in an attempt to help their weak economies, while Turkey (5.50% to 10.00%), Russia (2.00% to 7.50%), Brazil (1.50% to 11.00%), South Africa (0.50% to 5.50%), Indonesia (0.25% to 7.50%) and Colombia (0.25% to 3.50%) raised rates.

Emerging market corporate debt finished the period with a return of 3.32% as measured by the JP Morgan CEMBI Broad Diversified Index. Credit spreads tightened by 0.27% to 3.05% by the end of the period.

Within the Fund, during the period, currency effect, security selection, and duration strategies contributed positively to benchmark-relative performance. The Fund’s structural allocation to corporate bonds had a positive impact on relative performance as generally speaking corporate bonds outperformed the local bond component of the Index. However, both our country allocation and security selection of the corporate bonds in the Fund versus the EM corporate market (JP Morgan CEMBI Broad Diversified Index) detracted from relative performance for the period.

In Turkey, an underweight duration exposure and an underweight to Turkish lira contributed to overall performance outweighing the negative contribution from security selection. At period-end, we maintained an underweight duration positioning in Turkey due to our increased concern that we may see more central government interference in central bank policy. In Mexico, positive security selection with an exposure to select mid and long dated external corporate issues as well as an overweight exposure to Mexican peso contributed to overall performance. Our long-term view on Mexican peso continues to remain positive based on structural valuation and positive reforms. An allocation to sovereign debt in Slovenia, taken due to attractive valuations, proved favorable. The banking sector pressures have pushed yields higher, but we believe that country fundamentals have improved and expect yields to decline further in the coming months.

In contrast, an underweight duration exposure in Thailand proved unfavorable. We remain cautious on local debt in Thailand due to the political uncertainty in the country. In Czech Republic, our short

3

The Hartford Emerging Markets Local Debt Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

duration exposure with paying fixed interest rate swaps on the long end of the curve, taken due to our negative valuation assessment of yields in the country in the context of inflation trends, detracted from overall performance. In Peru, an overweight duration exposure hurt results. The long end of the curve remains attractive as we expect the curve to flatten as the central bank moves to contain inflation.

Our interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps and credit default swap contracts. We use local currency denominated cash bonds and currency forwards (deliverable and non-deliverable) to express our views on currency.

What is the outlook?

The outlook for the EM asset class remains mixed over the near term. We believe that the global backdrop is broadly supportive as developed market growth trends continue to improve, inflation is well-contained, and the U.S. Federal Reserve (Fed) stays on a gradual tapering path. At the same time, weaker cyclical trends and external imbalances are proving to be a headwind for a number of EM countries, including the so-called “fragile five”, which includes Brazil, India, Indonesia, South Africa, and Turkey. We are encouraged, however, that these countries have recently adopted more appropriate policy mixes that include currency depreciation and higher interest rates. Ideally we would also like to see some progress toward fiscal and structural reform that will keep debt burdens broadly stable and improve long term growth prospects, though it remains to be seen whether policymakers will have the patience to see these measures through in an active election year. We expect the results here will be mixed, and as a result we continue to emphasize our theme of country differentiation. The key event risks that we intend to monitor are the growth deceleration in China and the ongoing conflict between Russia and Ukraine. Chinese policymakers continue to grapple with the conflicting objectives of lowering credit growth while keeping overall economic growth broadly stable; our base case view is that policymakers will ultimately emphasize economic growth. Recent developments in Russia/Ukraine are worrying and increasingly difficult to predict. We continue to monitor the situation closely. Despite these broad challenges, we believe that the underlying structural story for EM – low debt burdens, ample reserves, tame inflation, floating exchange rates – remains positive and dampens the risk of a credit crisis in most markets.

Real effective exchange rates have depreciated significantly over the last year and now look attractive relative to their longer term averages. In addition, we believe that improving global growth story, higher EM interest rates, and a favorable technical position should also be supportive. We recognize that balance of payments positions in a number of countries may remain vulnerable as the Fed withdraws liquidity and that many EM central banks are likely to tolerate some degree of additional FX weakness to help narrow current account deficits. As a result, we will continue to be selective in our currency selection process. We ended the period overweight currencies in Mexico, Peru, South Africa, and India, among others. We remained underweight the Russian ruble, as we expect that geopolitical uncertainty will lead to mounting capital outflows. We also remained defensive on Philippine peso, as we believe it is currently overvalued, and on Thai baht as continued political uncertainty weighs on reserves.

At the end of the period we continued to hold a duration underweight at the overall portfolio level. Although today EM growth in many cases appears relatively weak and inflation appears well contained, we do not see large output gaps in many EM countries and believe that inflation may be pressured higher if developed market growth continues to improve. We believe that eventual increases in U.S. rates may also push EM interest rates higher over time. As a result, we maintained underweights to bond markets across Asia and to Czech Republic, where yields are relatively low and growth appears to be improving. In addition, we also find good value in inflation-linked bonds in Brazil, Colombia, Mexico, and Turkey. However, we find yield curves in countries like Brazil, Colombia, and Peru to be overly steep, and expect curves to flatten as central banks move to contain inflation.

We remain cautious on corporate debt on the back of expected heavy supply, tight valuations, and fundamental headwinds. We focus on corporate credits with attractive fundamentals and valuations as well as new issues which offer reasonable new issue premium.

4

The Hartford Emerging Markets Local Debt Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.0%
Aa / AA	2.3
A	17.5
Baa / BBB	32.7
Ba / BB	12.4
B	5.4
Caa / CCC or Lower	0.9
Not Rated	19.2
Non-Debt Securities and Other Short-Term Instruments	9.9
Other Assets and Liabilities	(0.3)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type

as of April 30, 2014

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	30.0%
Foreign Government Obligations	60.4
Total	90.4%
Short-Term Investments	9.9%
Other Assets and Liabilities	(0.3)
Total	100.0%

5

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 30.0%
		Argentina - 0.3%
		YPF S.A.
	$920	8.75%, 04/04/2024 ■	$926

		Bermuda - 0.5%
		GeoPark Latin America Ltd. Agencia en Chile
	270	7.50%, 02/11/2020 ■	283
	1,110	7.50%, 02/11/2020 §☼	1,166
			1,449
		Brazil - 1.7%
		Braskem Finance Ltd.
	1,385	6.45%, 02/03/2024	1,440
		Fibria Overseas Finance Ltd.
	380	6.75%, 03/03/2021 §	417
		Globo Comunicacao e Participacoes S.A.
	200	4.88%, 04/11/2022 §	202
	425	6.25%, 07/20/2015 §♠	444
		Itau Unibanco Holding S.A.
	910	5.50%, 08/06/2022 §	915
		Odbrcht Offshore Drilling Finance Ltd.
	963	6.75%, 10/01/2022 §	1,008
		Oi S.A.
	825	5.75%, 02/10/2022 §	809
			5,235
		British Virgin Islands - 1.8%
		GTL Trade Finance, Inc.
	650	7.25%, 04/16/2044 ■	660
		HLP Finance Ltd.
	1,485	4.75%, 06/25/2022 §☼	1,481
		PCCW-HKT Capital No5 Ltd.
	1,440	3.75%, 03/08/2023 §	1,352
		QGOG Atlantic/Alaskan Rigs Ltd.
	136	5.25%, 07/30/2018 ■	141
	790	5.25%, 07/30/2019 §☼	818
		Star Energy Geothermal
	615	6.13%, 03/27/2020 §	603
		Talent Yield Investments Ltd.
	425	4.50%, 04/25/2022 §	426
			5,481
		Canada - 0.6%
		Pacific Rubiales Energy Corp.
	143	7.25%, 12/12/2021 ■	156
	1,435	7.25%, 12/12/2021 §	1,568
			1,724
		Cayman Islands - 1.3%
		Alliance Global Group, Inc.
	805	6.50%, 08/18/2017 §	874
		Champion REIT
	1,610	3.75%, 01/17/2023 §	1,428
		Kaisa Group Holdings Ltd.
	580	8.88%, 03/19/2018 §	562
		KWG Property Holding Ltd.
	400	8.98%, 01/14/2019 §	384
		UOB Cayman Ltd.
	600	5.80%, 03/15/2016 §♠	624
			3,872
		Chile - 1.3%
		AES Gener S.A.
	105	5.25%, 08/15/2021 ■	111
	530	5.25%, 08/15/2021 §	561
		Bonos del Banco Central de Chile en Pesos
CLP	535,000	6.00%, 02/01/2016	982
		E CL S.A.
	700	5.63%, 01/15/2021 §	757
		Empresa Nacional De Tele
	750	4.88%, 10/30/2024 ■	787
		Masisa S.A.
	690	9.50%, 05/05/2019 ■☼	692
			3,890
		China - 1.1%
		China Shanshui Cement Group
	575	10.50%, 04/27/2017 §	619
		CNOOC Finance 2012 Ltd.
	375	3.88%, 05/02/2022 §	371
		CNPC General Capital
	1,000	3.95%, 04/19/2022 §☼	995
		Sinopec Group Overseas Development 2013 Ltd.
	750	4.38%, 10/17/2023 ■	763
	635	4.38%, 10/17/2023 §☼	646
			3,394
		Colombia - 1.4%
		Baco de Bogota S.A.
	575	5.38%, 02/19/2023 §	583
		Banco Davivienda S.A.
	200	5.88%, 07/09/2022 ■	200
	600	5.88%, 07/09/2022 §	601
		Emgesa S.A.
COP	2,406,000	8.75%, 01/25/2021 §	1,343
		Empresa de Energia de Bogota
	910	6.13%, 11/10/2021 §☼	973
		Empresa de Telecomunicaciones de Bogota S.A.
COP	280,000	7.00%, 01/17/2023 ■	134
		Empresas Publicas de Medellin E.S.P.
COP	448,000	8.38%, 02/01/2021 §	246
			4,080
		Guatemala - 0.1%
		Comcel Trust
	200	6.88%, 02/06/2024 §	209

		Hong Kong - 3.5%
		First Pacific Co., Ltd.
	1,460	4.50%, 04/16/2023 §	1,353
		Hongkong (The) Land Finance Co., Ltd.
	850	4.50%, 10/07/2025	855
		Hutchison Whampoa International Ltd.
	1,135	6.00%, 10/28/2015 §♠	1,200
		Metropolitan Light International
	1,255	5.25%, 01/17/2018 §	1,273
		MIE Holdings Corp.
	1,070	7.50%, 04/25/2019 ■☼	1,077
		New World Development Co., Ltd.
	1,900	5.25%, 02/26/2021 §☼	1,905
		Smartone Finance Ltd.
	1,500	3.88%, 04/08/2023 §	1,315
		Wheelock Finance Ltd.
	1,480	3.00%, 03/19/2018 §☼	1,463
			10,441

The accompanying notes are an integral part of these financial statements.

6

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 30.0% - (continued)
		India - 1.4%
		Bharti Airtel International
	$300	5.13%, 03/11/2023 ■	$293
	1,085	5.13%, 03/11/2023 §	1,061
		ICICI Bank Ltd.
	900	6.38%, 04/30/2022 §☼	904
		ONGC Videsh Ltd.
	720	3.75%, 05/07/2023 §	650
		Reliance Holdings USA, Inc.
	1,300	5.40%, 02/14/2022 §	1,359
			4,267
		Indonesia - 0.4%
		Adaro Indonesia PT
	725	7.63%, 10/22/2019 §	763
		Berau Coal Energy Tbk
	410	7.25%, 03/13/2017 §	404
			1,167
		Ireland - 0.4%
		Borets Finance Ltd.
	530	7.63%, 09/26/2018 §	493
		EDC Finance Ltd.
	650	4.88%, 04/17/2020 §	575
			1,068
		Israel - 1.2%
		Inkia Energy, Inc.
	1,180	8.38%, 04/04/2021 §	1,297
		Israel Electric Corp. Ltd.
	1,900	9.38%, 01/28/2020 §☼	2,346
			3,643
		Jamaica - 0.6%
		Digicel Group Ltd.
	1,735	7.13%, 04/01/2022 ■	1,744

		Kazakhstan - 1.4%
		Kazakhstan Temir Zholy Finance B.V.
	755	6.38%, 10/06/2020 §	818
		KazMunayGas National Co. JSC
	885	4.40%, 04/30/2023 §	835
	625	7.00%, 05/05/2020 §☼	703
		Nostrum Oil & Gas Finance B.V.
	1,600	6.38%, 02/14/2019 ■	1,600
	225	6.38%, 02/14/2019 §☼	225
			4,181
		Luxembourg - 1.7%
		Altice Financing S.A.
	1,545	9.88%, 12/15/2020 §	1,771
		Cosan Luxembourg S.A.
	470	5.00%, 03/14/2023 ■	446
	225	5.00%, 03/14/2023 §	214
		European Investment Bank
ZAR	475	8.76%, 12/31/2018 ○	32
		Offshore Drilling Holding
	705	8.38%, 09/20/2020 ■	768
	1,500	8.38%, 09/20/2020 §☼	1,633
		TMK OAO Via TMK Capital S.A.
	450	6.75%, 04/03/2020 §	385
			5,249
		Malaysia - 0.2%
		Public Bank Bhd
	535	6.84%, 08/22/2036	556

		Mexico - 2.6%
		Alpek S.A. de C.V.
	345	5.38%, 08/08/2023 ■	358
	200	5.38%, 08/08/2023 §	207
		BBVA Bancomer S.A./Grand Cayman
	1,715	6.01%, 05/17/2022 §	1,764
		Cemex Finance LLC
	1,000	7.25%, 01/15/2021 ■	1,075
		Cemex S.A.B. de C.V.
	200	7.25%, 01/15/2021 §	215
		Controladora Mabe S.A. de C.V.
	1,088	7.88%, 10/28/2019 §	1,221
		Credito Real S.A. de C.V.
	775	7.50%, 03/13/2019 ■	816
	200	7.50%, 03/13/2019 §	210
		Grupo Cementos Chihuahua
	900	8.13%, 02/08/2020 §☼	976
		Tenedora Nemak S.A.
	970	5.50%, 02/28/2023 §☼	982
			7,824
		Netherlands - 1.5%
		Indosat Palapa Co. B.V.
	990	7.38%, 07/29/2020 §	1,069
		Listrindo Capital B.V.
	890	6.95%, 02/21/2019 §	943
		Marfrig Holding Europe B.V.
	810	11.25%, 09/20/2021 §	875
		VTR Finance B.V.
	1,305	6.88%, 01/15/2024 ■	1,360
	250	6.88%, 01/15/2024 §	261
			4,508
		Peru - 1.2%
		Banco de Credito del Peru/Panama
	1,596	6.88%, 09/16/2026 §☼	1,742
		Banco Internacional del Peru SAA
	850	6.63%, 03/19/2029 ■	870
		Cia Minera Milpo SAA
	960	4.63%, 03/28/2023 §	918
			3,530
		Philippines - 1.0%
		International Container Terminal Services, Inc.
	1,180	7.38%, 03/17/2020 §☼	1,323
		SM Investments Corp.
	880	4.25%, 10/17/2019 §☼	882
		Travellers International Hotel Group, Inc.
	785	6.90%, 11/03/2017	841
			3,046
		Russia - 0.4%
		Gazprom Neft OAO via GPN Capital S.A.
	470	4.38%, 09/19/2022 §	388
		Lukoil International Finance B.V.
	660	4.56%, 04/24/2023 §	577
		Sberbank of Russia Via SB Capital S.A.
	430	5.13%, 10/29/2022 §	370
			1,335

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 30.0% - (continued)
		Singapore - 0.2%
		Oversea-Chinese Banking Corp., Ltd.
	$550	3.15%, 03/11/2023 §	$547

		South Africa - 0.1%
		Eskom Holdings Ltd.
ZAR	900	10.01%, 12/31/2018 ○	55
ZAR	2,060	10.63%, 08/18/2027 ○	49
ZAR	700	10.73%, 12/31/2032 ○	11
		Transnet Ltd.
ZAR	1,000	10.00%, 03/30/2029 §	88
			203
		South Korea - 0.4%
		Woori Bank
	1,305	4.75%, 04/30/2024 ■	1,300

		Sweden - 0.2%
		Eileme 2 AB
	610	11.63%, 01/31/2020 §	729

		United Arab Emirates - 0.3%
		Dolphin Energy Ltd.
	200	5.50%, 12/15/2021 ■	224
	600	5.50%, 12/15/2021 §	671
			895
		United Kingdom - 0.7%
		European Bank for Reconstruction & Development
ZAR	550	8.76%, 12/31/2020 ○	30
		Standard Bank plc
	700	8.13%, 12/02/2019	809
		Tullow Oil plc
	565	6.00%, 11/01/2020 ■	576
	605	6.25%, 04/15/2022 ■	611
			2,026
		United States - 0.5%
		Comcel Trust
	1,470	6.88%, 02/06/2024 ■	1,538

		Total Corporate Bonds
		(Cost $89,813)	$90,057

Foreign Government Obligations - 60.4%
		Brazil - 8.2%
		Brazil (Republic of)
BRL	9,088	6.00%, 05/15/2015 - 08/15/2050 ◄☼	$3,970
BRL	1,491	8.14%, 01/01/2016 ○	553
BRL	31,903	10.00%, 01/01/2017 - 01/01/2023 ☼	12,998
BRL	13,761	11.39%, 01/01/2015 ○	5,741
BRL	3,298	11.41%, 04/01/2015 ○	1,338
			24,600
		Chile - 0.0%
		Chile (Republic of)
CLP	82,500	5.50%, 08/05/2020	149

		Colombia - 4.1%
		Colombia (Republic of)
COP	4,088,760	3.50%, 03/10/2021 ◄	2,134
COP	1,073,497	4.25%, 05/17/2017 ◄	583
COP	4,615,600	7.00%, 05/04/2022	2,480
COP	8,562,400	7.25%, 06/15/2016	4,596
COP	4,733,300	7.50%, 08/26/2026	2,521
COP	146,200	10.00%, 07/24/2024	95
			12,409
		Hungary - 3.7%
		Hungary (Republic of)
HUF	579,280	5.50%, 02/12/2016 - 12/20/2018	2,747
HUF	211,460	6.50%, 06/24/2019	1,044
HUF	586,140	6.75%, 08/22/2014 - 02/24/2017	2,779
HUF	378,660	7.75%, 08/24/2015	1,821
HUF	554,870	8.00%, 02/12/2015	2,609
			11,000
		Indonesia - 4.2%
		Indonesia (Republic of)
IDR	16,505,000	5.63%, 05/15/2023	1,208
IDR	19,412,000	6.63%, 05/15/2033	1,364
IDR	22,065,000	7.00%, 05/15/2027	1,699
IDR	14,669,000	8.25%, 06/15/2032	1,232
IDR	45,492,000	8.38%, 03/15/2024 - 03/15/2034	4,002
IDR	33,600,000	9.00%, 03/15/2029 ☼	3,030
			12,535
		Malaysia - 4.5%
		Malaysia (Government of)
MYR	8,890	3.43%, 08/15/2014	2,726
MYR	6,770	3.65%, 10/31/2019 ☼	2,075
MYR	16,184	3.74%, 02/27/2015	4,984
MYR	2,535	4.16%, 07/15/2021	786
MYR	4,615	4.18%, 07/15/2024	1,423
MYR	3,461	4.26%, 09/15/2016	1,082
MYR	1,525	4.39%, 04/15/2026	472
			13,548
		Mexico - 7.2%
		Mexican Bonos
MXN	10,310	8.50%, 05/31/2029	915
		United Mexican States
MXN	48,821	2.00%, 06/09/2022 ◄‡	3,625
MXN	41,875	4.00%, 11/15/2040 ◄‡	3,390
MXN	15,340	4.75%, 06/14/2018	1,163
MXN	11,022	6.00%, 06/18/2015	863
MXN	5,656	6.50%, 06/10/2021	451
MXN	4,726	7.25%, 12/15/2016	388
MXN	15,466	7.50%, 06/03/2027 ☼	1,282
MXN	37,302	8.00%, 12/07/2023 ‡	3,224
MXN	589	8.50%, 12/13/2018	51
MXN	49,368	9.50%, 12/18/2014 ‡	3,910
MXN	24,599	10.00%, 12/05/2024 - 11/20/2036	2,428
			21,690
		Nigeria - 1.0%
		Nigeria (Federal Republic of)
NGN	392,305	4.00%, 04/23/2015	2,248
NGN	103,335	7.00%, 10/23/2019	494
NGN	45,345	16.00%, 06/29/2019	313
			3,055

The accompanying notes are an integral part of these financial statements.

8

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 60.4% - (continued)
		Peru - 1.8%
		Peru (Republic of)
PEN	3,665	5.20%, 09/12/2023	$1,239
PEN	2,143	6.85%, 02/12/2042	752
PEN	2,490	6.90%, 08/12/2037	889
PEN	6,083	6.95%, 08/12/2031	2,228
PEN	684	8.20%, 08/12/2026	281
			5,389
		Poland - 6.7%
		Poland (Republic of)
PLN	8,290	2.50%, 07/25/2018 ☼	2,644
PLN	20,305	2.72%, 01/25/2019 ☼Δ	6,650
PLN	755	4.00%, 10/25/2023	249
PLN	2,295	4.75%, 04/25/2017	793
PLN	7,426	5.25%, 10/25/2017 - 10/25/2020	2,632
PLN	7,845	5.50%, 04/25/2015	2,660
PLN	12,159	5.75%, 10/25/2021 - 04/25/2029	4,506
			20,134
		Romania - 2.4%
		Romania (Republic of)
RON	6,820	5.80%, 10/26/2015	2,206
RON	11,810	5.85%, 07/28/2014	3,717
RON	3,510	5.95%, 06/11/2021	1,158
			7,081
		Russia - 4.1%
		Russia (Federation of)
RUB	23,230	6.80%, 12/11/2019	589
RUB	62,710	7.00%, 08/16/2023 Δ	1,513
RUB	70,250	7.05%, 01/19/2028 Δ	1,624
RUB	146,684	7.60%, 04/14/2021 - 07/20/2022 Δ	3,751
RUB	95,000	7.85%, 03/10/2018 §	2,562
RUB	88,626	8.15%, 02/03/2027 Δ	2,284
			12,323
		Slovenia - 1.4%
		Slovenia (Republic of)
EUR	530	4.13%, 01/26/2020 §	793
EUR	650	4.38%, 01/18/2021 §	981
EUR	1,240	4.63%, 09/09/2024 §	1,865
	525	5.85%, 05/10/2023 §	571
			4,210
		South Africa - 3.9%
		South Africa (Republic of)
ZAR	35,117	6.25%, 03/31/2036	2,460
ZAR	15,440	6.50%, 02/28/2041	1,085
ZAR	25,225	7.00%, 02/28/2031	1,996
ZAR	5,625	7.25%, 01/15/2020	516
ZAR	29,715	7.75%, 02/28/2023	2,722
ZAR	11,835	8.00%, 01/31/2030	1,034
ZAR	8,675	8.25%, 09/15/2017	841
ZAR	12,395	8.75%, 02/28/2048	1,123
			11,777
		South Korea - 2.1%
		Korea (Republic of)
KRW	3,196,760	3.25%, 12/10/2014	3,105
KRW	1,441,680	3.50%, 06/10/2014	1,396
KRW	1,970,990	4.50%, 03/10/2015 ╦	1,937
			6,438
		Thailand - 1.4%
		Thailand (Government of)
THB	75,530	3.63%, 06/16/2023	2,349
THB	57,405	3.88%, 06/13/2019	1,844
			4,193
		Turkey - 3.7%
		Turkey (Republic of)
TRY	3,922	2.50%, 05/04/2016 ◄	1,879
TRY	3,071	3.00%, 02/23/2022 ◄	1,517
TRY	8,375	4.00%, 04/29/2015 - 04/01/2020 ◄	4,146
TRY	1,340	4.50%, 02/11/2015 ◄	649
TRY	305	9.00%, 01/27/2016	144
TRY	5,990	10.14%, 06/17/2015	2,861
			11,196
		Total Foreign Government Obligations
		(Cost $187,353)	$181,727

		Total Long-Term Investments
		(Cost $277,166)	$271,784

Short-Term Investments - 9.9%
		Repurchase Agreements - 8.8%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,155, collateralized by GNMA 4.00%, 2044, value of $1,178)
	$1,154	0.05%, 4/30/2014	$1,154
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$5,734, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
		$5,848)
	5,734	0.04%, 4/30/2014	5,734
		Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,029, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $2,069)
	2,029	0.04%, 4/30/2014	2,029
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $5,024, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 -
		2023, value of $5,124)
	5,024	0.04%, 4/30/2014	5,024
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $3,054, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $3,115)
	3,054	0.05%, 4/30/2014	3,054
		RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,511, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $2,562)
	2,511	0.04%, 4/30/2014	2,511

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬				Market Value ╪
Short-Term Investments - 9.9% - (continued)
		Repurchase Agreements - 8.8% - (continued)
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$6,977, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
		value of $7,116)
	$6,977	0.05%, 4/30/2014		$6,977
		UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $35, collateralized by U.S. Treasury Note 2.13%, 2015, value of $36)
	35	0.04%, 4/30/2014		35
				26,518
		Treasury Bills - 1.1%
		Foreign Government Obligations - 1.1%
		Nigeria (Federal Republic of)
NGN	220,595	10.87%, 6/19/2014 ○		1,353
NGN	44,400	12.28%, 5/8/2014 ○		276
NGN	255,283	15.15%, 3/5/2015 ○		1,436
				3,065
		Total Short-Term Investments
		(Cost $29,504)		$29,583

		Total Investments
		(Cost $306,670) ▲	100.3%	$301,367
		Other Assets and Liabilities	(0.3)%	(806)
		Total net assets	100.0%	$300,561

The accompanying notes are an integral part of these financial statements.

10

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $306,690 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,775
Unrealized Depreciation	(10,098)
Net Unrealized Depreciation	$(5,323)

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $12,821 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $19,509, which represents 6.5% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $71,660, which represents 23.8% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Futures contracts	$159	$–
OTC swaps contracts	805	–
Total	$964	$–

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 10-Year Note Future	79	06/19/2014	$9,825	$9,830	$5	$–	$34	$–
U.S. Treasury 30-Year Bond Future	27	06/19/2014	3,588	3,643	55	–	15	–
Total			$13,413	$13,473	$60	$–	$49	$–

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on single-name issues:
Buy protection:
China (People's Republic of)	BCLY	USD	650	(1.00)% / 0.58%	12/20/17	$–	$(8)	$(10)	$–	$(2)
China (People's Republic of)	BCLY	USD	580	(1.00)% / 0.53%	09/20/17	13	–	(9)	–	(22)
China (People's Republic of)	BOA	USD	465	(1.00)% / 0.58%	12/20/17	–	(6)	(7)	–	(1)
China (People's Republic of)	DEUT	USD	51	(1.00)% / 0.53%	09/20/17	–	–	(1)	–	(1)
China (People's Republic of)	DEUT	USD	1,115	(1.00)% / 0.53%	09/20/17	–	(1)	(18)	–	(17)
Total						$13	$(15)	$(45)	$–	$(43)
Sell protection:
China (People's Republic of)	BCLY	USD	650	1.00% / 0.12%	12/20/14	$12	$–	$4	$–	$(8)
China (People's Republic of)	BOA	USD	451	1.00% / 0.12%	12/20/14	7	–	2	–	(5)
China (People's Republic of)	DEUT	USD	1,100	1.00% / 0.12%	09/20/14	16	–	4	–	(12)
Total						$35	$–	$10	$–	$(25)
Total single-name issues						$48	$(15)	$(35)	$–	$(68)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or received as a buyer of credit protection if a credit event occurs as defined in the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
BCLY	3.05% Fixed	KRW CD KSDA	KRW	1,085,714	09/06/22	$–	$–	$17	$17	$–
BCLY	3.44% Fixed	KRW CD KSDA	KRW	264,538	07/03/22	–	–	(4)	–	(4)
BCLY	3.69% Fixed	KRW CD KSDA	KRW	99,625	08/12/31	–	–	(3)	–	(3)
BCLY	4.12% Fixed	6M WIBOR PLN	PLN	175	03/19/24	–	–	(1)	–	(1)
BOA	3.27% Fixed	KRW CD KSDA	KRW	2,449,505	12/04/22	–	–	18	18	–
BOA	4.11% Fixed	6M WIBOR PLN	PLN	285	03/19/24	–	–	(2)	–	(2)
BOA	4.15% Fixed	6M WIBOR PLN	PLN	315	03/19/24	–	–	(2)	–	(2)
BOA	BZDIOVRA	10.00% Fixed	BRL	2,644	01/04/21	–	–	(186)	–	(186)
BOA	BZDIOVRA	8.23% Fixed	BRL	7,941	01/02/15	–	–	(77)	–	(77)
BOA	BZDIOVRA	8.95% Fixed	BRL	1,873	01/02/23	–	–	(260)	–	(260)
BOA	MXIBTIIE	6.65% Fixed	MXN	15,975	12/06/23	–	–	12	12	–
DEUT	2.30% Fixed	CLICP Camara	CLP	115,870	12/06/17	–	–	(16)	–	(16)
DEUT	2.33% Fixed	CLICP Camara	CLP	115,895	12/07/17	–	–	(16)	–	(16)
DEUT	3.10% Fixed	KRW CD KSDA	KRW	1,003,708	08/31/32	–	–	45	45	–
DEUT	3.24% Fixed	KRW CD KSDA	KRW	1,591,985	12/04/22	–	–	14	14	–
DEUT	3.27% Fixed	KRW CD KSDA	KRW	7,547,086	08/23/22	–	–	48	48	–
DEUT	3.71% Fixed	KRW CD KSDA	KRW	275,100	11/03/31	–	–	(10)	–	(10)
DEUT	3.79% Fixed	KRW CD KSDA	KRW	598,543	04/03/22	–	–	(24)	–	(24)
DEUT	4.11% Fixed	6M WIBOR PLN	PLN	325	03/19/24	–	–	(2)	–	(2)
DEUT	4.16% Fixed	6M WIBOR PLN	PLN	325	03/19/24	–	–	(2)	–	(2)
DEUT	BZDIOVRA	10.50% Fixed	BRL	333	01/02/17	–	–	–	–	–
DEUT	BZDIOVRA	10.55% Fixed	BRL	692	01/02/17	–	–	1	1	–
DEUT	BZDIOVRA	10.61% Fixed	BRL	347	01/02/17	–	–	1	1	–
DEUT	BZDIOVRA	9.12% Fixed	BRL	7,875	01/02/17	–	–	(281)	–	(281)
DEUT	CLICP Camara	5.35% Fixed	CLP	115,870	12/06/17	–	–	10	10	–
DEUT	CLICP Camara	5.37% Fixed	CLP	115,895	12/07/17	–	–	10	10	–
DEUT	KRW CD KSDA	2.65% Fixed	KRW	4,961,760	09/06/15	–	–	(5)	–	(5)
DEUT	KRW CD KSDA	2.73% Fixed	KRW	4,961,445	09/03/15	–	–	–	–	–

The accompanying notes are an integral part of these financial statements.

12

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2014  - (continued)

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
GSC	1.38% Fixed	6M CZK PRIBOR	CZK	20,820	03/20/23	$–	$–	$11	$11	$–
GSC	1.45% Fixed	6M CZK PRIBOR	CZK	21,335	03/20/23	–	–	4	4	–
GSC	1.56% Fixed	6M CZK PRIBOR	CZK	47,600	03/20/23	–	–	(14)	–	(14)
GSC	2.13% Fixed	CLICP Camara	CLP	120,660	09/10/17	–	–	(17)	–	(17)
GSC	2.15% Fixed	CLICP Camara	CLP	244,290	11/20/17	–	–	(32)	–	(32)
GSC	2.18% Fixed	6M CZK PRIBOR	CZK	27,050	06/08/22	–	–	(20)	–	(20)
GSC	2.19% Fixed	CLICP Camara	CLP	244,440	11/23/17	–	–	(33)	–	(33)
GSC	2.23% Fixed	6M CZK PRIBOR	CZK	40,358	09/07/22	–	–	(28)	–	(28)
GSC	3M JIBAR	7.00% Fixed	ZAR	7,109	08/21/27	–	–	(80)	–	(80)
GSC	4.10% Fixed	6M WIBOR PLN	PLN	165	03/19/24	–	–	(1)	–	(1)
GSC	4.16% Fixed	6M WIBOR PLN	PLN	330	03/19/24	–	–	(2)	–	(2)
GSC	BZDIOVRA	10.64% Fixed	BRL	2,177	01/02/17	–	–	(72)	–	(72)
GSC	CLICP Camara	5.02% Fixed	CLP	120,700	09/10/17	–	–	8	8	–
GSC	CLICP Camara	5.15% Fixed	CLP	261,610	11/20/17	–	–	19	19	–
GSC	CLICP Camara	5.22% Fixed	CLP	261,605	11/23/17	–	–	21	21	–
JPM	2.08% Fixed	6M CZK PRIBOR	CZK	53,650	12/19/22	–	–	(9)	–	(9)
JPM	2.12% Fixed	6M CZK PRIBOR	CZK	46,075	03/21/23	–	–	(4)	–	(4)
JPM	2.18% Fixed	6M CZK PRIBOR	CZK	12,640	08/21/22	–	–	(8)	–	(8)
JPM	2.23% Fixed	6M CZK PRIBOR	CZK	12,645	08/21/22	–	–	(9)	–	(9)
JPM	2.25% Fixed	6M CZK PRIBOR	CZK	18,965	08/21/22	–	–	(15)	–	(15)
JPM	2.30% Fixed	6M CZK PRIBOR	CZK	33,954	08/21/22	–	–	(31)	–	(31)
JPM	2.32% Fixed	6M CZK PRIBOR	CZK	6,940	08/21/22	–	–	(7)	–	(7)
JPM	2.34% Fixed	6M CZK PRIBOR	CZK	15,650	05/21/22	–	–	(18)	–	(18)
JPM	2.39% Fixed	6M CZK PRIBOR	CZK	11,440	05/21/22	–	–	(15)	–	(15)
JPM	3M JIBAR	8.03% Fixed	ZAR	12,835	08/18/23	–	–	(17)	–	(17)
JPM	4.13% Fixed	KRW CD KSDA	KRW	371,000	06/21/31	–	–	(34)	–	(34)
JPM	6M CZK PRIBOR	0.92% Fixed	CZK	39,210	11/06/17	–	–	13	13	–
MSC	2.58% Fixed	6M CZK PRIBOR	CZK	8,000	05/09/22	–	–	(14)	–	(14)
MSC	2.60% Fixed	6M CZK PRIBOR	CZK	34,520	05/09/22	–	–	(63)	–	(63)
MSC	BZDIOVRA	10.22% Fixed	BRL	2,606	01/04/21	–	–	(165)	–	(165)
Total						$–	$–	$(1,347)	$252	$(1,599)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Sell	06/18/2014	BCLY	$228	$227	$1	$–
AUD	Sell	06/18/2014	NAB	2,208	2,296	–	(88)
BRL	Buy	06/03/2014	BOA	254	255	1	–
BRL	Buy	05/02/2014	MSC	283	282	–	(1)
BRL	Buy	06/03/2014	MSC	958	1,018	60	–
BRL	Buy	06/03/2014	MSC	20	20	–	–
BRL	Buy	06/03/2014	UBS	11,745	12,482	737	–
BRL	Sell	06/03/2014	DEUT	838	890	–	(52)
BRL	Sell	06/03/2014	GSC	1,395	1,427	–	(32)
BRL	Sell	06/03/2014	MSC	1,452	1,443	9	–
BRL	Sell	06/03/2014	MSC	909	934	–	(25)
BRL	Sell	06/03/2014	SSG	611	626	–	(15)
BRL	Sell	06/03/2014	UBS	5,286	5,599	–	(313)
CAD	Buy	06/18/2014	BNP	797	807	10	–
CAD	Sell	06/18/2014	BNP	2,462	2,492	–	(30)
CAD	Sell	06/18/2014	JPM	299	301	–	(2)
CAD	Sell	06/18/2014	WEST	692	697	–	(5)
CHF	Sell	06/18/2014	BCLY	1,177	1,193	–	(16)
CLP	Buy	06/18/2014	SCB	1,035	1,042	7	–
CLP	Sell	06/18/2014	SCB	1,702	1,714	–	(12)
CNY	Buy	11/14/2014	JPM	2,550	2,637	87	–
CNY	Sell	11/14/2014	DEUT	823	829	–	(6)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CNY	Sell	11/14/2014	JPM	$1,801	$1,808	$–	$(7)
COP	Buy	06/18/2014	BNP	325	325	–	–
COP	Buy	06/18/2014	UBS	2,033	2,146	113	–
COP	Buy	06/18/2014	UBS	1,961	1,956	–	(5)
COP	Sell	06/18/2014	BOA	1,346	1,388	–	(42)
COP	Sell	06/18/2014	CBK	1,241	1,262	–	(21)
COP	Sell	06/18/2014	JPM	595	619	–	(24)
COP	Sell	06/18/2014	UBS	5,374	5,674	–	(300)
CZK	Buy	06/18/2014	CBK	2,343	2,334	–	(9)
CZK	Sell	06/18/2014	CBK	2,522	2,512	10	–
EGP	Buy	07/22/2014	CBK	662	660	–	(2)
EUR	Buy	06/18/2014	DEUT	841	846	5	–
EUR	Sell	06/18/2014	BOA	5,843	5,844	–	(1)
HUF	Buy	06/18/2014	BCLY	899	908	9	–
HUF	Buy	06/18/2014	CBK	3,895	3,993	98	–
HUF	Buy	06/18/2014	CSFB	301	309	8	–
HUF	Buy	06/18/2014	DEUT	2,367	2,388	21	–
HUF	Buy	06/18/2014	UBS	1,092	1,125	33	–
HUF	Sell	06/18/2014	CBK	3,223	3,304	–	(81)
HUF	Sell	06/18/2014	DEUT	1,264	1,295	–	(31)
HUF	Sell	06/18/2014	JPM	883	888	–	(5)
IDR	Buy	06/18/2014	BCLY	2,075	2,024	–	(51)
IDR	Buy	06/18/2014	BOA	585	579	–	(6)
IDR	Buy	06/18/2014	CBK	9,581	9,502	–	(79)
IDR	Buy	06/18/2014	DEUT	282	278	–	(4)
IDR	Sell	06/18/2014	CBK	1,082	1,073	9	–
ILS	Sell	06/18/2014	CBK	38	38	–	–
INR	Buy	06/04/2014	BCLY	2,167	2,202	35	–
INR	Buy	06/04/2014	BCLY	246	245	–	(1)
INR	Buy	06/04/2014	DEUT	135	136	1	–
INR	Buy	06/04/2014	JPM	2,235	2,320	85	–
ISN	Buy	07/31/2014	CBK	1,104	1,232	128	–
ISN	Sell	07/31/2014	CBK	1,158	1,232	–	(74)
KRW	Sell	06/18/2014	BCLY	254	264	–	(10)
KRW	Sell	06/18/2014	JPM	6,045	6,285	–	(240)
KZT	Buy	07/10/2014	CBK	399	401	2	–
MXN	Buy	06/18/2014	BOA	11,078	11,227	149	–
MXN	Buy	06/18/2014	CSFB	725	732	7	–
MXN	Buy	06/18/2014	DEUT	1,015	1,020	5	–
MXN	Buy	06/18/2014	DEUT	526	521	–	(5)
MXN	Buy	05/06/2014	GSC	73	73	–	–
MXN	Buy	06/18/2014	MSC	975	981	6	–
MXN	Buy	06/18/2014	WEST	97	98	1	–
MXN	Sell	06/18/2014	BOA	14	14	–	–
MXN	Sell	06/18/2014	CBK	862	875	–	(13)
MXN	Sell	06/18/2014	DEUT	62	62	–	–
MXN	Sell	06/18/2014	DEUT	1,533	1,541	–	(8)
MXN	Sell	06/18/2014	GSC	73	73	–	–
MXN	Sell	06/18/2014	MSC	391	391	–	–
MXN	Sell	06/18/2014	MSC	1,926	1,936	–	(10)
MXN	Sell	06/18/2014	SSG	199	201	–	(2)
MXN	Sell	06/18/2014	UBS	850	862	–	(12)
MYR	Buy	06/18/2014	BCLY	511	513	2	–
MYR	Buy	06/18/2014	BCLY	3,375	3,364	–	(11)
MYR	Buy	06/18/2014	JPM	11,712	11,833	121	–
MYR	Sell	06/18/2014	DEUT	2,070	2,066	4	–
MYR	Sell	06/18/2014	DEUT	296	300	–	(4)
PEN	Buy	06/18/2014	BNP	2,524	2,531	7	–
PEN	Buy	06/18/2014	BNP	355	352	–	(3)

The accompanying notes are an integral part of these financial statements.

14

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
PEN	Buy	06/18/2014	SCB	$689	$692	$3	$–
PEN	Buy	06/18/2014	SSG	432	435	3	–
PEN	Buy	06/18/2014	UBS	256	258	2	–
PEN	Sell	06/18/2014	SCB	1,293	1,300	–	(7)
PEN	Sell	06/18/2014	SSG	812	817	–	(5)
PEN	Sell	06/18/2014	UBS	481	484	–	(3)
PHP	Sell	06/18/2014	JPM	1,113	1,117	–	(4)
PLN	Buy	06/18/2014	BCLY	1,610	1,615	5	–
PLN	Buy	06/18/2014	BCLY	424	423	–	(1)
PLN	Buy	06/18/2014	BOA	11,040	11,142	102	–
PLN	Buy	06/18/2014	DEUT	78	78	–	–
PLN	Buy	05/30/2014	GSC	357	357	–	–
PLN	Sell	06/18/2014	DEUT	980	976	4	–
PLN	Sell	06/18/2014	DEUT	3,883	3,895	–	(12)
PLN	Sell	05/06/2014	GSC	358	358	–	–
PLN	Sell	06/18/2014	UBS	978	976	2	–
RON	Buy	06/18/2014	JPM	1,432	1,462	30	–
RON	Buy	06/18/2014	UBS	306	312	6	–
RON	Sell	06/18/2014	JPM	1,057	1,070	–	(13)
RON	Sell	06/18/2014	UBS	1,575	1,603	–	(28)
RUB	Buy	06/18/2014	BCLY	166	167	1	–
RUB	Buy	06/18/2014	BCLY	1,851	1,840	–	(11)
RUB	Buy	06/18/2014	CBK	1,556	1,557	1	–
RUB	Buy	06/18/2014	CSFB	1,045	1,061	16	–
RUB	Buy	06/18/2014	GSC	256	258	2	–
RUB	Buy	06/18/2014	JPM	338	350	12	–
RUB	Buy	06/18/2014	UBS	6,388	6,605	217	–
RUB	Sell	06/18/2014	BCLY	883	885	–	(2)
RUB	Sell	06/18/2014	CBK	1,758	1,755	3	–
RUB	Sell	06/18/2014	DEUT	674	676	–	(2)
SGD	Buy	06/18/2014	DEUT	558	562	4	–
SGD	Sell	06/18/2014	BCLY	556	562	–	(6)
THB	Buy	06/18/2014	BCLY	1,597	1,601	4	–
THB	Buy	06/18/2014	BCLY	966	962	–	(4)
THB	Buy	06/18/2014	UBS	13,545	13,626	81	–
THB	Sell	06/18/2014	BOA	269	271	–	(2)
THB	Sell	06/18/2014	DEUT	258	257	1	–
THB	Sell	06/18/2014	WEST	1,132	1,132	–	–
TRY	Buy	06/18/2014	BCLY	1,457	1,505	48	–
TRY	Buy	06/18/2014	BCLY	307	306	–	(1)
TRY	Buy	06/18/2014	JPM	493	528	35	–
TRY	Buy	06/18/2014	UBS	11,033	11,884	851	–
TRY	Sell	06/18/2014	BCLY	48	49	–	(1)
TRY	Sell	06/18/2014	DEUT	81	83	–	(2)
TRY	Sell	06/18/2014	GSC	12	12	–	–
TRY	Sell	06/18/2014	JPM	140	143	–	(3)
UYU	Buy	04/08/2015	CBK	688	689	1	–
UYU	Buy	06/09/2014	HSBC	413	415	2	–
ZAR	Buy	06/18/2014	BCLY	3,608	3,667	59	–
ZAR	Buy	06/18/2014	BCLY	224	223	–	(1)
ZAR	Buy	06/18/2014	CBK	642	650	8	–
ZAR	Buy	06/18/2014	DEUT	1,687	1,693	6	–
ZAR	Buy	06/18/2014	JPM	2,819	2,845	26	–
ZAR	Buy	06/18/2014	UBS	11,139	11,542	403	–
ZAR	Sell	06/18/2014	BOA	453	462	–	(9)
ZAR	Sell	06/18/2014	DEUT	1,322	1,324	–	(2)
Total						$3,709	$(1,777)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	EURO
HUF	Hungarian Forint
IDR	Indonesian New Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
ISN	Icelandic Krona
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish New Zloty
RON	New Romanian Leu
RUB	New Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CD	Certificate of Deposit
CLICP	Sinacofi Chile Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OTC	Over-the-Counter
PRIBOR	Prague Interbank Offered Rate
REIT	Real Estate Investment Trust
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

16

The Hartford Emerging Markets Local Debt Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	$90,057	$–	$90,057	$–
Foreign Government Obligations	181,727	–	181,727	–
Short-Term Investments	29,583	–	29,583	–
Total	$301,367	$–	$301,367	$–
Foreign Currency Contracts *	$3,709	$–	$3,709	$–
Futures *	60	60	–	–
Swaps - Interest Rate *	252	–	252	–
Total	$4,021	$60	$3,961	$–
Liabilities:
Foreign Currency Contracts *	$1,777	$–	$1,777	$–
Swaps - Credit Default *	68	–	68	–
Swaps - Interest Rate *	1,599	–	1,599	–
Total	$3,444	$–	$3,444	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2014
Assets:
Corporate Bonds and Foreign Government Obligations	$2,216	$116	$(130)	$1	$—	$(2,203)	$—	$—	$—
Total	$2,216	$116	$(130)	$1	$—	$(2,203)	$—	$—	$—

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Emerging Markets Local Debt Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $306,670)	$301,367
Cash	4,168 *,†
Foreign currency on deposit with custodian (cost $1,833)	1,839
Unrealized appreciation on foreign currency contracts	3,709
Unrealized appreciation on OTC swap contracts	252
Receivables:
Investment securities sold	6,021
Fund shares sold	906
Dividends and interest	4,725
Variation margin on financial derivative instruments	49
OTC swap premiums paid	48
Other assets	100
Total assets	323,184
Liabilities:
Unrealized depreciation on foreign currency contracts	1,777
Unrealized depreciation on OTC swap contracts	1,667
Payables:
Investment securities purchased	17,756
Fund shares redeemed	1,022
Investment management fees	49
Dividends	120
Administrative fees	—
Distribution fees	2
Accrued expenses	37
OTC swap premiums received	15
Other liabilities	178
Total liabilities	22,623
Net assets	$300,561
Summary of Net Assets:
Capital stock and paid-in-capital	$316,342
Distributions in excess of net investment income	(1,370)
Accumulated net realized loss	(9,750)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(4,661)
Net assets	$300,561

*	Cash of $159 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.
†	Cash of $805 was pledged as collateral for open swap contracts at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Emerging Markets Local Debt Fund
Statement of Assets and Liabilities – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.34/$9.78
Shares outstanding	1,929
Net assets	$18,025
Class C: Net asset value per share	$9.33
Shares outstanding	386
Net assets	$3,598
Class I: Net asset value per share	$9.33
Shares outstanding	4,443
Net assets	$41,443
Class R3: Net asset value per share	$9.33
Shares outstanding	223
Net assets	$2,083
Class R4: Net asset value per share	$9.33
Shares outstanding	230
Net assets	$2,147
Class R5: Net asset value per share	$9.34
Shares outstanding	226
Net assets	$2,105
Class Y: Net asset value per share	$9.30
Shares outstanding	24,858
Net assets	$231,160

The accompanying notes are an integral part of these financial statements.

19

The Hartford Emerging Markets Local Debt Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$7,610
Less: Foreign tax withheld	(109)
Total investment income	7,501

Expenses:
Investment management fees	1,305
Administrative services fees
Class R3	2
Class R4	2
Class R5	1
Transfer agent fees
Class A	13
Class C	3
Class I	20
Class R3	—
Class R4	—
Class Y	1
Distribution fees
Class A	25
Class C	24
Class R3	5
Class R4	3
Custodian fees	52
Accounting services fees	33
Registration and filing fees	49
Board of Directors' fees	3
Audit fees	6
Other expenses	12
Total expenses (before waivers)	1,559
Expense waivers	(293)
Total waivers	(293)
Total expenses, net	1,266
Net Investment Income	6,235
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(8,237)
Less: Foreign taxes paid on realized capital gains	(18)
Net realized gain on futures contracts	176
Net realized loss on swap contracts	(52)
Net realized loss on foreign currency contracts	(1,448)
Net realized loss on other foreign currency transactions	(91)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(9,670)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3,496
Net unrealized appreciation of futures contracts	60
Net unrealized depreciation of swap contracts	(776)
Net unrealized appreciation of foreign currency contracts	1,815
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	60
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	4,655
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(5,015)
Net Increase in Net Assets Resulting from Operations	$1,220

The accompanying notes are an integral part of these financial statements.

20

The Hartford Emerging Markets Local Debt Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$6,235	$9,266
Net realized loss on investments, other financial instruments and foreign currency transactions	(9,670)	(1,348)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	4,655	(14,337)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,220	(6,419)
Distributions to Shareholders:
From net investment income
Class A	(404)	(959)
Class C	(77)	(171)
Class I	(740)	(1,623)
Class R3	(40)	(78)
Class R4	(44)	(85)
Class R5	(46)	(90)
Class Y	(4,680)	(5,959)
Total from net investment income	(6,031)	(8,965)
From net realized gain on investments
Class A	(15)	(119)
Class C	(4)	(22)
Class I	(26)	(136)
Class R3	(1)	(12)
Class R4	(1)	(12)
Class R5	(1)	(12)
Class Y	(114)	(455)
Total from net realized gain on investments	(162)	(768)
Total distributions	(6,193)	(9,733)
Capital Share Transactions:
Class A	(6,045)	6,043
Class C	(2,441)	2,776
Class I	8,950	13,795
Class R3	24	96
Class R4	21	180
Class R5	47	102
Class Y	55,398	113,279
Net increase from capital share transactions	55,954	136,271
Net Increase in Net Assets	50,981	120,119
Net Assets:
Beginning of period	249,580	129,461
End of period	$300,561	$249,580
Undistributed (distribution in excess of) net investment income	$(1,370)	$(1,574)

The accompanying notes are an integral part of these financial statements.

21

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Emerging Markets Local Debt Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information

22

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable

23

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

24

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the

25

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by

26

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

27

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of April 30, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of April 30, 2014.

28

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3,709	$—	$—	$—	$—	$3,709
Unrealized appreciation on OTC swap contracts	252	—	—	—	—	—	252
Variation margin receivable *	49	—	—	—	—	—	49
Total	$301	$3,709	$—	$—	$—	$—	$4,010

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,777	$—	$—	$—	$—	$1,777
Unrealized depreciation on OTC swap contracts	1,599	—	68	—	—	—	1,667
Total	$1,599	$1,777	$68	$—	$—	$—	$3,444

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $60 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures contracts	$176	$—	$—	$—	$—	$—	$176
Net realized gain (loss) on swap contracts	60	—	(112)	—	—	—	(52)
Net realized loss on foreign currency contracts	—	(1,448)	—	—	—	—	(1,448)
Total	$236	$(1,448)	$(112)	$—	$—	$—	$(1,324)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$60	$—	$—	$—	$—	$—	$60
Net change in unrealized depreciation of swap contracts	(771)	—	(5)	—	—	—	(776)
Net change in unrealized appreciation of foreign currency contracts	—	1,815	—	—	—	—	1,815
Total	$(711)	$1,815	$(5)	$—	$—	$—	$1,099

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

29

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - Variation margin receivable	$49	$—	$—	$—	$49
OTC swap contracts at market value	262	(262)	—	—	—
Unrealized appreciation on foreign currency contracts	3,709	(1,514)	—	—	2,195
Total subject to a master netting or similar arrangement	$4,020	$(1,776)	$—	$—	$2,244

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$—	$—	$—	$(159)†	$—
OTC swap contracts at market value	1,644	(262)	—	(805)	577
Unrealized depreciation on foreign currency contracts	1,776	(1,514)	—	—	262
Total subject to a master netting or similar arrangement	$3,420	$(1,776)	$—	$(964)	$839

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

30

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$8,056	$2,903
Long-Term Capital Gains ‡	1,679	—

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

31

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$162
Unrealized Depreciation*	(10,947)
Total Accumulated Deficit	$(10,785)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(1,892)
Accumulated Net Realized Gain (Loss)	1,892

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

32

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $4.5 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

The investment manager contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	0.90%

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $25 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to

33

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	99%
Class R4	97
Class R5	100

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$243,914	$—	$243,914
Sales Proceeds	189,029	—	189,029

34

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	346	45	(1,066)	(675)	1,631	109	(1,175)	565
Amount	$3,201	$417	$(9,663)	$(6,045)	$16,552	$1,073	$(11,582)	$6,043
Class C
Shares	80	7	(362)	(275)	361	18	(102)	277
Amount	$745	$60	$(3,246)	$(2,441)	$3,613	$173	$(1,010)	$2,776
Class I
Shares	3,878	32	(2,968)	942	4,661	124	(3,648)	1,137
Amount	$35,906	$291	$(27,247)	$8,950	$47,321	$1,227	$(34,753)	$13,795
Class R3
Shares	—	4	(2)	2	3	9	(2)	10
Amount	$3	$41	$(20)	$24	$29	$90	$(23)	$96
Class R4
Shares	—	5	(3)	2	9	10	—	19
Amount	$2	$44	$(25)	$21	$84	$96	$—	$180
Class R5
Shares	—	6	—	6	—	10	—	10
Amount	$—	$47	$—	$47	$—	$102	$—	$102
Class Y
Shares	16,549	499	(11,078)	5,970	21,620	619	(10,887)	11,352
Amount	$151,748	$4,550	$(100,900)	$55,398	$211,076	$6,060	$(103,857)	$113,279
Total
Shares	20,853	598	(15,479)	5,972	28,285	899	(15,814)	13,370
Amount	$191,605	$5,450	$(141,101)	$55,954	$278,675	$8,821	$(151,225)	$136,271

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding

35

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements - (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

36

The Hartford Emerging Markets Local Debt Fund
Financial Highlights

	- Selected Per-Share Data - (A)											- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$9.51	$0.20	$(0.17)	$0.03	$(0.19)		$(0.01)	$(0.20)	$9.34	0.35	%(D)	$18,025	1.49	%(E)	1.25	%(E)	4.45	%(E)
C	9.50	0.17	(0.18)	(0.01)	(0.15)		(0.01)	(0.16)	9.33	(0.04	)(D)	3,598	2.25	(E)	2.00	(E)	3.69	(E)
I	9.50	0.22	(0.18)	0.04	(0.20)		(0.01)	(0.21)	9.33	0.49	(D)	41,443	1.24	(E)	1.00	(E)	4.73	(E)
R3	9.50	0.19	(0.17)	0.02	(0.18)		(0.01)	(0.19)	9.33	0.21	(D)	2,083	1.82	(E)	1.55	(E)	4.18	(E)
R4	9.50	0.20	(0.17)	0.03	(0.19)		(0.01)	(0.20)	9.33	0.36	(D)	2,147	1.52	(E)	1.25	(E)	4.48	(E)
R5	9.51	0.22	(0.18)	0.04	(0.20)		(0.01)	(0.21)	9.34	0.51	(D)	2,105	1.22	(E)	0.95	(E)	4.78	(E)
Y	9.47	0.22	(0.17)	0.05	(0.21)		(0.01)	(0.22)	9.30	0.54	(D)	231,160	1.12	(E)	0.90	(E)	4.83	(E)

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)		$(0.06)	$(0.45)	$9.51	(0.70)%		$24,773	1.49%		1.25%		4.16%
C	10.01	0.34	(0.47)	(0.13)	(0.32)		(0.06)	(0.38)	9.50	(1.40)		6,280	2.22		1.99		3.43
I	10.01	0.43	(0.47)	(0.04)	(0.41)		(0.06)	(0.47)	9.50	(0.45)		33,259	1.25		1.00		4.41
R3	10.01	0.38	(0.47)	(0.09)	(0.36)		(0.06)	(0.42)	9.50	(1.01)		2,097	1.84		1.55		3.86
R4	10.01	0.41	(0.47)	(0.06)	(0.39)		(0.06)	(0.45)	9.50	(0.71)		2,165	1.54		1.25		4.16
R5	10.01	0.44	(0.46)	(0.02)	(0.42)		(0.06)	(0.48)	9.51	(0.31)		2,095	1.24		0.95		4.46
Y	9.98	0.44	(0.47)	(0.03)	(0.42)		(0.06)	(0.48)	9.47	(0.36)		178,911	1.14		0.90		4.50

For the Year Ended October 31, 2012
A	$9.24	$0.37	$0.71	$1.08	$(0.30)		$–	$(0.30)	$10.02	11.96%		$20,430	1.65%		1.24%		3.96%
C	9.24	0.30	0.70	1.00	(0.23)		–	(0.23)	10.01	11.03		3,846	2.38		1.97		3.22
I	9.23	0.40	0.71	1.11	(0.33)		–	(0.33)	10.01	12.28		23,655	1.37		0.96		4.27
R3	9.24	0.34	0.70	1.04	(0.27)		–	(0.27)	10.01	11.48		2,112	2.02		1.55		3.65
R4	9.24	0.37	0.70	1.07	(0.30)		–	(0.30)	10.01	11.81		2,094	1.72		1.25		3.95
R5	9.24	0.40	0.70	1.10	(0.33)		–	(0.33)	10.01	12.15		2,103	1.42		0.95		4.25
Y	9.21	0.41	0.69	1.10	(0.33)		–	(0.33)	9.98	12.25		75,221	1.31		0.90		4.37

From May 31, 2011 (commencement of operations), through October 31, 2011 (F)
A(G)	$10.00	$0.14	$(0.77)	$(0.63)	$(0.13	)(H)	$–	$(0.13)	$9.24	(6.37	)%(D)	$17,895	1.66	%(E)	1.20	%(E)	3.77	%(E)
C(G)	10.00	0.11	(0.77)	(0.66)	(0.10	)(H)	–	(0.10)	9.24	(6.64	)(D)	4,178	2.40	(E)	1.94	(E)	3.00	(E)
I(G)	10.00	0.14	(0.77)	(0.63)	(0.14	)(H)	–	(0.14)	9.23	(6.37	)(D)	8,900	1.52	(E)	1.00	(E)	3.86	(E)
R3(G)	10.00	0.14	(0.79)	(0.65)	(0.11	)(H)	–	(0.11)	9.24	(6.50	)(D)	1,888	2.05	(E)	1.55	(E)	3.48	(E)
R4(G)	10.00	0.15	(0.78)	(0.63)	(0.13	)(H)	–	(0.13)	9.24	(6.39	)(D)	1,872	1.75	(E)	1.25	(E)	3.78	(E)
R5(G)	10.00	0.16	(0.78)	(0.62)	(0.14	)(H)	–	(0.14)	9.24	(6.28	)(D)	1,874	1.45	(E)	0.95	(E)	4.08	(E)
Y(G)	10.00	0.15	(0.80)	(0.65)	(0.14	)(H)	–	(0.14)	9.21	(6.56	)(D)	13,397	1.36	(E)	0.90	(E)	4.13	(E)

See Portfolio Turnover information on the next page.

37

The Hartford Emerging Markets Local Debt Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Commenced operations on May 31, 2011.
(H)	The impact of Distributions from Capital was ($0.02).

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	81%
For the Year Ended October 31, 2013	95
For the Year Ended October 31, 2012	99
From May 31, 2011 (commencement of operations), through October 31, 2011	61

38

The Hartford Emerging Markets Local Debt Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

        Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

        Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

        Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

        Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

        In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

39

The Hartford Emerging Markets Local Debt Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

        Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

        Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

        Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

        Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

        Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

40

The Hartford Emerging Markets Local Debt Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

        Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

        Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

        Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

        Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

        Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41

The Hartford Emerging Markets Local Debt Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,003.50	$6.21	$1,000.00	$1,018.60	$6.25	1.25%	181	365
Class C	$1,000.00	$999.60	$9.91	$1,000.00	$1,014.88	$9.99	2.00	181	365
Class I	$1,000.00	$1,004.90	$4.97	$1,000.00	$1,019.84	$5.01	1.00	181	365
Class R3	$1,000.00	$1,002.10	$7.69	$1,000.00	$1,017.11	$7.75	1.55	181	365
Class R4	$1,000.00	$1,003.60	$6.21	$1,000.00	$1,018.60	$6.26	1.25	181	365
Class R5	$1,000.00	$1,005.10	$4.72	$1,000.00	$1,020.08	$4.76	0.95	181	365
Class Y	$1,000.00	$1,005.40	$4.47	$1,000.00	$1,020.33	$4.51	0.90	181	365

42

The Hartford Emerging Markets Local Debt Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

43

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

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may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

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As allowed by law, we may share Personal Financial

Information with our affiliates to:

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to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

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who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

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We are responsible for and must:

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Employees who violate our Privacy Policy will be subject to

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At the start of our business relationship, we will give You a copy

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Application means your request for our product or service.

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Personal Health Information means health information

such as:

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Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

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such as:

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is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-EMLD14 4/14 113971-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD EMERGING MARKETS RESEARCH FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Emerging Markets Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Research Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – The fund seeks long-term capital appreciation.

Performance Overview 5/31/11 – 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	Since Inception▲
Emerging Markets Research A#	-0.81%	1.75%	-3.21%
Emerging Markets Research A##	-6.26%	-3.85%	-5.07%
Emerging Markets Research C#	-1.18%	1.06%	-3.90%
Emerging Markets Research C##	-2.16%	0.06%	-3.90%
Emerging Markets Research I#	-0.59%	2.20%	-2.87%
Emerging Markets Research R3#	-0.98%	1.47%	-3.47%
Emerging Markets Research R4#	-0.80%	1.88%	-3.17%
Emerging Markets Research R5#	-0.62%	2.17%	-2.89%
Emerging Markets Research Y#	-0.69%	2.22%	-2.81%
MSCI Emerging Markets Index	-2.87%	-1.49%	-2.64%

†	Not Annualized
▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Research Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Emerging Markets Research Class A	1.75%	1.83%
Emerging Markets Research Class C	2.43%	2.43%
Emerging Markets Research Class I	1.35%	1.35%
Emerging Markets Research Class R3	1.95%	2.04%
Emerging Markets Research Class R4	1.65%	1.74%
Emerging Markets Research Class R5	1.35%	1.44%
Emerging Markets Research Class Y	1.30%	1.34%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Cheryl M. Duckworth, CFA
Managing Director and Associate Director of Global Industry Research

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Research Fund returned -0.81%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the MSCI Emerging Markets Index, which returned -2.87% for the same period. The Fund also outperformed the -1.84% average return of the Lipper Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market (EM) countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. EM equities trailed their developed market counterparts for the period. Within the benchmark, seven of ten sectors posted negative returns for the period. Energy (-11%), Materials (-6%), and Telecommunication Services (-6%) posted the largest negative returns, while Information Technology (+6%) and Utilities (+5%) had positive returns on an absolute basis.

The Fund’s outperformance relative to the MSCI Emerging Markets Index was driven primarily by strong stock selection in the Energy, Financials, and Consumer Discretionary sectors. This was partially offset by weaker stock selection in the Information Technology and Industrials sectors.

Top contributors to the Fund’s benchmark-relative performance were Coway (Consumer Discretionary), Fosun International (Materials), and Hellenic Telecommunications Organization (Telecommunication Services). Shares of South Korea-based Coway, a direct marketing home appliance sales and rentals company that develops, manufactures, maintains and markets environment-related products, such as water purifiers, air cleaners and water softeners, moved higher as air purifier sales increased sharply. Shares of Fosun International, a China-based privately held conglomerate engaged in steel, mining, property, and pharmaceuticals, rose after the company generated strong quarterly returns in a number of its underlying business segments, particularly in the mining and pharmaceuticals segments. Shares of Hellenic Telecommunications Organization, a Greece-based telecommunications services company that offers fixed-line television and mobile services including voice, broadband, data and leased lines, rose as the firm continues to dominate Greece's local telecom market. The company recently announced new cost-cutting ideas, which should lead to increased valuation. Tencent Holdings (Information Technology) was also a top contributor to the Fund’s absolute performance.

MercardoLibre (Information Technology), China Pacific Insurance (Financials), and AMVIG Holdings (Materials) were the top detractors from benchmark-relative performance during the period. Shares of MercadoLibre, a U.S.-based software firm that operates an online trading site for the Latin American markets, declined after its third quarter results were released, as the company missed profit expectations. Shares of China Pacific Insurance, a Chinese-based provider of life and property insurance products, fell due to the market's concern over financial asset quality of the insurance companies, which held some corporate bonds in its investment portfolio. Shares of AMVIG Holdings, a China-based firm that prints cigarette packages and manufactures laminated papers for cigarette

3

The Hartford Emerging Markets Research Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

packages, declined during the period as the company reported lower results driven in part by higher than anticipated taxation.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

In our view, the global economy is on a sounder footing than last year, but the regional progress is still uneven. We believe the U.S. recovery continues to broaden, and the U.S. Federal Reserve is signaling that it will raise rates next year. In our view, Europe’s economy is recovering, but Continental Europe still faces disinflationary forces. In contrast, we see many emerging economies have sought to ward off inflation, as well as rebuild credibility with financial markets, with tighter monetary policy. We believe China and Japan are tackling much-needed structural reforms with the support of stimulative monetary policies. We believe the U.S. dollar should be a key beneficiary of these diverse monetary environments. Inflation is not yet a concern for the world economy, in our view.

As a result of individual stock decisions, the Fund ended the period most overweight the Energy sector and most underweight the Industrials sector relative to the Fund’s benchmark, though the Fund is intentionally structured to be industry-neutral over time. In terms of regional allocation, the Fund ended the period most underweight Latin America relative to the Fund’s benchmark.

Diversification by Sector
as of April 30, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	9.3%
Consumer Staples	6.4
Energy	12.7
Financials	27.1
Health Care	1.5
Industrials	3.2
Information Technology	16.9
Materials	10.7
Services	7.0
Utilities	4.3
Total	99.1%
Short-Term Investments	1.2
Other Assets and Liabilities	(0.3)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Emerging Markets Research Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.6%
	Argentina - 0.5%
14	Mercadolibre, Inc.	$1,314

	Brazil - 5.6%
226	CETIP S.A. - Mercados Organizado	2,864
157	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,487
102	Hypermarcas S.A.	755
67	Itau Unibanco Banco Multiplo S.A. ADR	1,103
14	Localiza Rent a Car S.A.	204
739	Petroleo Brasileiro S.A.	5,454
64	Raia Drogasil S.A.	545
127	Vale S.A. SP ADR	1,685
		14,097
	Canada - 0.2%
257	Ivanhoe Mines Ltd. ●	424

	Cayman Islands - 0.4%
488	HC International, Inc. ●	1,127

	Chile - 0.1%
42	S.A.C.I. Falabella	361

	China - 18.8%
29	21Vianet Group, Inc. ADR ●	693
6,244	AMVIG Holdings Ltd.	2,273
409	Anta Sports Products Ltd.	600
4	Baidu, Inc. ADR ●	562
4,398	China Construction Bank	3,045
325	China Mobile Ltd.	3,094
574	China Pacific Insurance Co., Ltd.	1,804
3,292	China Petroleum & Chemical Corp. Class H	2,922
276	China Shenhua Energy Co., Ltd.	750
327	ENN Energy Holdings Ltd.	2,287
7,816	GOME Electrical Appliances Holdings Ltd.	1,476
4,967	Greatview Aseptic Packaging Co., Ltd.	3,031
2,470	Guangdong Investment Ltd.	2,685
1,676	Huabao International Holdings Ltd.	794
4,628	Industrial & Commercial Bank of China Ltd.	2,765
590	Intime Retail Group Co., Ltd.	579
972	Lenovo Group Ltd.	1,108
4,010	PetroChina Co., Ltd.	4,627
1,510	PICC Property and Casualty Co., Ltd.	1,996
380	Shandong Weigao Group Medical Polymer Co., Ltd.	385
262	Sinopharm Medicine Holding Co., Ltd.	692
251	Sun Art Retail Group Ltd.	326
1,660	Sunny Optical Technology Group	1,945
105	Tencent Holdings Ltd.	6,605
		47,044
	Czech Republic - 0.9%
9	Komercni Banka A.S.	2,143

	Greece - 3.8%
1,788	Alpha Bank A.E. ●	1,731
11	Folli Follie S.A. ●	371
254	Hellenic Telecommunications Organization S.A.	4,054
267	Motor Oil Hellas Corinth Refineries S.A.	3,359
		9,515
	Hong Kong - 5.6%
366	AAC Technologies Holdings, Inc.	2,047
4,626	Fosun International	5,608
361	Fosun International Ltd. Rights	–
782	Ju Teng International Holdings	580
409	Kerry Logistics Network Ltd. ●	602
856	Kingboard Chemical Holdings Ltd.	1,635
153	MGM China Holdings Ltd.	533
272	NagaCorp Ltd.	248
1,940	Towngas China Co., Ltd.	2,215
149	Wynn Macau Ltd.	590
		14,058
	India - 8.3%
27	Dr. Reddy's Laboratories Ltd. ADR	1,217
15	Glaxosmithkline Consumer Healthcare Ltd. ●	1,043
68	HCL Technologies Ltd.	1,586
178	ICICI Bank Ltd.	3,678
456	Idea Cellular Ltd. ●	1,019
306	Infrastructure Development Finance Co., Ltd.	568
109	ING Vysya Bank Ltd.	1,020
619	ITC Ltd.	3,501
232	Jyothy Laboratories Ltd.	730
6	Marico Kaya Enterprises, Ltd. ⌂●†	10
120	Reliance Industries Ltd.	1,867
77	Sun Pharmaceutical Industries Ltd.	810
78	Tata Consultancy Services Ltd.	2,849
18	United Spirits Ltd.	826
		20,724
	Indonesia - 1.6%
1,668	Bank Tabungan Pensiunan Nasional Tbk ●	588
436	Matahari Department Store Tbk ●	566
9,112	Vale Indonesia Tbk PT	2,807
		3,961
	Kazakhstan - 0.6%
102	KCell JSC GDR ■	1,541

	Kenya - 0.7%
11,361	Safaricom Ltd.	1,712

	Malaysia - 3.6%
694	AMMB Holdings Berhad	1,528
680	Axiata Group Berhad	1,402
928	Genting Malaysia Berhad	1,201
1,475	MY EG Services BHD	1,247
123	Petronas Dagangan Berhad	1,138
728	UMW Holdings Berhad	2,402
		8,918
	Mexico - 2.0%
90	America Movil S.A.B. de C.V. ADR	1,810
707	Concentradora Fibra Hotelera	1,169
605	Corporacion Inmobiliaria Vesta S. de RL de C.V.	1,230
308	Wal-Mart de Mexico S.A.B. de C.V.	780
		4,989
	Nigeria - 0.9%
15,069	Zenith Bank plc	2,136

	Papua New Guinea - 0.2%
80	New Britain Palm Oil Ltd.	545

	Philippines - 2.8%
100	Jollibee Foods Corp.	386

The accompanying notes are an integral part of these financial statements.

5

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.6% - (continued)
	Philippines - 2.8% - (continued)
3,543	LT Group, Inc.	$1,460
963	Metropolitan Bank & Trust Co. ●	1,835
5,277	Pepsi-Cola Products Phlippines	592
3,649	Robinsons Land Corp.	1,831
309	Universal Robina Corp.	1,014
		7,118
	Poland - 1.6%
30	Bank Pekao S.A.	1,915
954	Polskie Gornictwo Naftowe I	1,483
111	TVA S.A. ●	603
		4,001
	Russia - 1.8%
43	MegaFon OAO GDR §	1,117
44	MMC Norilsk Nickel OJSC ADR	798
409	OAO Rosneft Oil Co. GDR §	2,564
		4,479
	Singapore - 0.7%
56	Bumitama Agri Ltd.	49
590	Petra Foods Ltd.	1,671
		1,720
	South Africa - 5.1%
85	Adcock Ingram Holdings Ltd.	493
509	Discovery Ltd.	4,420
42	Naspers Ltd.	3,991
51	Pick n Pay Stores Ltd.	293
1,164	RMI Holdings	3,322
55	Woolworths Holdings Ltd.	372
		12,891
	South Korea - 13.7%
50	Coway Co., Ltd.	3,960
19	Doosan Corp.	2,470
4	E-Mart Co., Ltd.	884
86	GS Holdings Corp.	4,031
149	Hana Financial Holdings	5,267
100	Hynix Semiconductor, Inc.	3,900
10	Hyundai Mobis Co., Ltd.	2,833
7	Hyundai Motor Co., Ltd.	1,483
11	Korea Electric Power Corp.	425
76	Korea Electric Power Corp. ADR	1,447
2	LG Chem Ltd.	532
6	Lotte Chemical Corp.	910
107	Shinhan Financial Group Co., Ltd.	4,651
35	Shinhan Financial Group Co., Ltd. ADR	1,510
		34,303
	Sri Lanka - 0.1%
39	Ceylon Tobacco Co. plc	330

	Taiwan - 8.5%
78	Advantech Co., Ltd.	505
80	Catcher Technology Co., Ltd.	676
487	Delta Electronics, Inc.	2,990
3,123	Far Eastern New Century Corp.	3,200
16	Hermes Microvision, Inc.	665
12	Largan Precision Co., Ltd.	751
1,663	Oriental Union Chemical Corp.	1,654
215	Pchome Online, Inc.	1,478
73	President Chain Store Corp. ●	543
2,103	Taiwan Semiconductor Manufacturing Co., Ltd.	8,264
441	Vanguard International Semiconductor Corp.	604
		21,330
	Thailand - 4.3%
24	Bangkok Bank plc	138
523	Bangkok Bank Public Co. NVDR	3,048
441	Kasikornbank PCL	2,614
1,498	Precious Shipping Public Co., Ltd.	1,275
1,774	PTT Chemical Public Co., Ltd. †	3,825
		10,900
	Turkey - 1.1%
47	Tupras-Turkiye Petrol Rafinerileri A.S.	1,058
272	Turkcell Iletisim Hizmetleri AS ●	1,591
		2,649
	United Kingdom - 1.0%
176	Tullow Oil plc	2,611

	United States - 1.1%
90	Southern Copper Corp.	2,717

	Total Common Stocks
	(Cost $218,533)	$239,658

Preferred Stocks - 1.0%
	Brazil - 1.0%
153	Banco Itau Holding	$2,509

	Total Preferred Stocks
	(Cost $2,089)	$2,509

Warrants - 1.4%
	Greece - 0.5%
512	Alpha Bank A.E.	$1,200

	Russia - 0.6%
1,082	Micex AP Generis ⌂■	1,602

	United Kingdom - 0.3%
26	British American Tobacco ⌂	822

	Total Warrants
	(Cost $3,418)	$3,624

Exchange Traded Funds - 1.1%
	United States - 1.1%
55	iShares Core MSCI Emerging Markets ETF	$2,711

	Total Exchange Traded Funds
	(Cost $2,708)	$2,711

	Total Long-Term Investments
	(Cost $226,748)	$248,502

The accompanying notes are an integral part of these financial statements.

6

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Short-Term Investments - 1.2%
	Repurchase Agreements - 1.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $135, collateralized by GNMA 4.00%, 2044, value of $137)
$135	0.05%, 4/30/2014		$135
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $668,
collateralized by U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 0.13%
	- 4.75%, 2014 - 2024, value of $682)
668	0.04%, 4/30/2014		668
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $236, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $241)
236	0.04%, 4/30/2014		236
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $586, collateralized by U.S. Treasury
Bill 0.02% - 0.14%, 2014 - 2015, U.S. Treasury
Bond 2.75% - 10.63%, 2015 - 2042, U.S.
Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $597)
586	0.04%, 4/30/2014		586
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $356, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $363)
356	0.05%, 4/30/2014		356
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $293, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $299)
293	0.04%, 4/30/2014		293
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $813,
collateralized by FHLMC 3.50% - 4.00%, 2026 -
2042, FNMA 3.00% - 5.00%, 2025 - 2043, U.S.
	Treasury Note 3.13%, 2017, value of $829)
813	0.05%, 4/30/2014		813
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $4, collateralized by U.S. Treasury Note 2.13%, 2015, value of $4)
4	0.04%, 4/30/2014		4
			3,091
	Total Short-Term Investments
	(Cost $3,091)		$3,091

	Total Investments
	(Cost $229,839) ▲	100.3%	$251,593
	Other Assets and Liabilities	(0.3)%	(860)
	Total Net Assets	100.0%	$250,733

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $231,559 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,647
Unrealized Depreciation	(8,613)
Net Unrealized Appreciation	$20,034

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the April 30, 2014, the aggregate value of these securities was $3,835, which represents 1.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $3,143, which represents 1.3% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $3,681, which represents 1.5% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2013 - 07/2013	26	British American Tobacco Warrants	$381
01/2013 - 06/2013	6	Marico Kaya Enterprises, Ltd.	167
06/2013 - 03/2014	1,082	Micex AP Generis Warrants - 144A	1,808

At April 30, 2014, the aggregate value of these securities was $2,434, which represents 1.0% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
NVDR	Non-Voting Depositary Receipt

The accompanying notes are an integral part of these financial statements.

8

The Hartford Emerging Markets Research Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$1,314	$1,314	$–	$–
Brazil	14,097	14,097	–	–
Canada	424	424	–	–
Cayman Islands	1,127	–	1,127	–
Chile	361	361	–	–
China	47,044	1,581	45,463	–
Czech Republic	2,143	–	2,143	–
Greece	9,515	3,730	5,785	–
Hong Kong	14,058	–	14,058	–
India	20,724	2,967	17,747	10
Indonesia	3,961	–	3,961	–
Kazakhstan	1,541	1,541	–	–
Kenya	1,712	1,712	–	–
Malaysia	8,918	–	8,918	–
Mexico	4,989	4,989	–	–
Nigeria	2,136	–	2,136	–
Papua New Guinea	545	–	545	–
Philippines	7,118	–	7,118	–
Poland	4,001	–	4,001	–
Russia	4,479	4,479	–	–
Singapore	1,720	1,671	49	–
South Africa	12,891	–	12,891	–
South Korea	34,303	2,957	31,346	–
Sri Lanka	330	330	–	–
Taiwan	21,330	–	21,330	–
Thailand	10,900	–	10,900	–
Turkey	2,649	–	2,649	–
United Kingdom	2,611	–	2,611	–
United States	2,717	2,717	–	–
Total	$239,658	$44,870	$194,778	$10
Exchange Traded Funds	2,711	2,711	–	–
Preferred Stocks	2,509	–	2,509	–
Warrants	3,624	3,624	–	–
Short-Term Investments	3,091	–	3,091	–
Total	$251,593	$51,205	$200,378	$10

♦	For the six-month period ended April 30, 2014, investments valued at $4,674 were transferred from Level 1 to Level 2, and investments valued at $4,143 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Research Fund
Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2014
Assets:
Common Stocks	$—	$—	$(157	)*	$—	$—	$167	$—	$—	$10
Total	$—	$—	$(157)		$—	$—	$167	$—	$—	$10

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(157).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Emerging Markets Research Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $229,839)	$251,593
Cash	4
Foreign currency on deposit with custodian (cost $30)	30
Receivables:
Investment securities sold	473
Fund shares sold	167
Dividends and interest	262
Other assets	74
Total assets	252,603
Liabilities:
Payables:
Investment securities purchased	1,675
Fund shares redeemed	119
Investment management fees	49
Administrative fees	—
Distribution fees	1
Accrued expenses	26
Total liabilities	1,870
Net assets	$250,733
Summary of Net Assets:
Capital stock and paid-in-capital	$228,530
Undistributed net investment income	659
Accumulated net realized loss	(210)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	21,754
Net assets	$250,733

Shares authorized	600,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.96/$9.48
Shares outstanding	933
Net assets	$8,358
Class C: Net asset value per share	$8.82
Shares outstanding	264
Net assets	$2,331
Class I: Net asset value per share	$8.94
Shares outstanding	268
Net assets	$2,395
Class R3: Net asset value per share	$8.90
Shares outstanding	213
Net assets	$1,891
Class R4: Net asset value per share	$8.93
Shares outstanding	204
Net assets	$1,820
Class R5: Net asset value per share	$8.94
Shares outstanding	205
Net assets	$1,835
Class Y: Net asset value per share	$8.93
Shares outstanding	26,001
Net assets	$232,103

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Research Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,617
Interest	—
Less: Foreign tax withheld	(336)
Total investment income	2,281

Expenses:
Investment management fees	1,510
Administrative services fees
Class R3	2
Class R4	1
Class R5	1
Transfer agent fees
Class A	11
Class C	2
Class I	—
Class R3	—
Class R4	—
Class Y	2
Distribution fees
Class A	10
Class C	12
Class R3	5
Class R4	2
Custodian fees	37
Accounting services fees	32
Registration and filing fees	42
Board of Directors' fees	3
Audit fees	13
Other expenses	23
Total expenses (before waivers and fees paid indirectly)	1,708
Expense waivers	(113)
Commission recapture	(7)
Total waivers and fees paid indirectly	(120)
Total expenses, net	1,588
Net Investment Income	693
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	1,625
Less: Foreign taxes paid on realized capital gains	(46)
Net realized loss on foreign currency contracts	(233)
Net realized gain on other foreign currency transactions	131
Net Realized Gain on Investments and Foreign Currency Transactions	1,477
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(3,764)
Net unrealized appreciation of foreign currency contracts	3
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(3,758)
Net Loss on Investments and Foreign Currency Transactions	(2,281)
Net Decrease in Net Assets Resulting from Operations	$(1,588)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Emerging Markets Research Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$693	$2,734
Net realized gain on investments and foreign currency transactions	1,477	3,459
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(3,758)	12,732
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,588)	18,925
Distributions to Shareholders:
From net investment income
Class A	(40)	(1)
Class I	(19)	(17)
Class R3	(3)	(4)
Class R4	(8)	(9)
Class R5	(14)	(14)
Class Y	(1,950)	(1,775)
Total from net investment income	(2,034)	(1,820)
From net realized gain on investments
Class A	(76)	—
Class C	(25)	—
Class I	(21)	—
Class R3	(17)	—
Class R4	(16)	—
Class R5	(17)	—
Class Y	(2,145)	—
Total from net realized gain on investments	(2,317)	—
Total distributions	(4,351)	(1,820)
Capital Share Transactions:
Class A	457	(524)
Class C	(279)	445
Class I	168	152
Class R3	13	28
Class R4	26	9
Class R5	30	14
Class Y	1,026	50,403
Net increase from capital share transactions	1,441	50,527
Net Increase (Decrease) in Net Assets	(4,498)	67,632
Net Assets:
Beginning of period	255,231	187,599
End of period	$250,733	$255,231
Undistributed (distribution in excess of) net investment income	$659	$2,000

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Research Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Emerging Markets Research Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated

14

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit

15

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

16

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of April 30, 2014.

17

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(233)	$—	$—	$—	$—	$(233)
Total	$—	$(233)	$—	$—	$—	$—	$(233)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively

18

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,820	$22

19

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$2,593
Undistributed Long-Term Capital Gain	1,757
Unrealized Appreciation*	23,792
Total Accumulated Earnings	$28,142

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(278)
Accumulated Net Realized Gain (Loss)	278

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $1,590 of prior year short term capital loss carryforwards and $242 of prior year long term capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for

20

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.2000%
On next $250 million	1.1500%
On next $500 million	1.1000%
On next $4 billion	1.0750%
On next $5 billion	1.0725%
Over $10 billion	1.0700%

The investment manager contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.75%	2.50%	1.50%	1.95%	1.65%	1.35%	1.30%

From November 1, 2013 through February 28, 2014, the investment manager contractually limited the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expense as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	1.40%	1.85%	1.55%	1.25%	1.20%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

21

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.68%
Class C	2.37
Class I	1.25
Class R3	1.88
Class R4	1.58
Class R5	1.28
Class Y	1.23

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $34 and contingent deferred sales charges of zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

22

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class C	49%
Class I	77
Class R3	95
Class R4	100*
Class R5	100*

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	75%

*	Percentage amount rounds to 100%.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$132,665	$—	$132,665
Sales Proceeds	136,527	—	136,527

23

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	301	13	(270)	44	564	—	(637)	(73)
Amount	$2,643	$115	$(2,301)	$457	$4,910	$1	$(5,435)	$(524)
Class C
Shares	45	3	(85)	(37)	89	—	(40)	49
Amount	$397	$25	$(701)	$(279)	$779	$—	$(334)	$445
Class I
Shares	58	5	(45)	18	35	2	(21)	16
Amount	$504	$40	$(376)	$168	$311	$17	$(176)	$152
Class R3
Shares	—	2	—	2	3	—	—	3
Amount	$2	$20	$(9)	$13	$27	$4	$(3)	$28
Class R4
Shares	—	3	—	3	—	1	—	1
Amount	$1	$24	$1	$26	$—	$9	$—	$9
Class R5
Shares	—	3	—	3	—	2	—	2
Amount	$—	$30	$—	$30	$—	$14	$—	$14
Class Y
Shares	2,860	467	(3,185)	142	11,941	200	(6,403)	5,738
Amount	$24,932	$4,094	$(28,000)	$1,026	$104,218	$1,775	$(55,590)	$50,403
Total
Shares	3,264	496	(3,585)	175	12,632	205	(7,101)	5,736
Amount	$28,479	$4,348	$(31,386)	$1,441	$110,245	$1,820	$(61,538)	$50,527

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed

24

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

The Hartford Emerging Markets Research Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C)		Ratio of Expenses to Average Net Assets After Adjustments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$9.16	$0.01	$(0.09)	$(0.08)	$(0.04)	$(0.08)	$(0.12)	$8.96	(0.81	)%(D)	$8,358	1.84	%(E)	1.68	%(E)	0.12	%(E)
C	9.01	(0.03)	(0.08)	(0.11)	–	(0.08)	(0.08)	8.82	(1.18	)(D)	2,331	2.46	(E)	2.38	(E)	(0.64	)(E)
I	9.15	0.02	(0.08)	(0.06)	(0.07)	(0.08)	(0.15)	8.94	(0.59	)(D)	2,395	1.34	(E)	1.26	(E)	0.55	(E)
R3	9.09	–	(0.09)	(0.09)	(0.02)	(0.08)	(0.10)	8.90	(0.98	)(D)	1,891	2.02	(E)	1.88	(E)	(0.07	)(E)
R4	9.13	0.01	(0.09)	(0.08)	(0.04)	(0.08)	(0.12)	8.93	(0.80	)(D)	1,820	1.72	(E)	1.58	(E)	0.23	(E)
R5	9.15	0.02	(0.08)	(0.06)	(0.07)	(0.08)	(0.15)	8.94	(0.62	)(D)	1,835	1.42	(E)	1.28	(E)	0.53	(E)
Y	9.15	0.03	(0.10)	(0.07)	(0.07)	(0.08)	(0.15)	8.93	(0.69	)(D)	232,103	1.32	(E)	1.23	(E)	0.58	(E)

For the Year Ended October 31, 2013
A	$8.43	$0.06	$0.67	$0.73	$–	$–	$–	$9.16	8.69%		$8,141	1.83%		1.65%		0.68%
C	8.34	0.01	0.66	0.67	–	–	–	9.01	8.03		2,712	2.43		2.29		0.06
I	8.45	0.10	0.67	0.77	(0.07)	–	(0.07)	9.15	9.14		2,290	1.35		1.21		1.11
R3	8.39	0.04	0.68	0.72	(0.02)	–	(0.02)	9.09	8.59		1,918	2.04		1.85		0.47
R4	8.43	0.07	0.67	0.74	(0.04)	–	(0.04)	9.13	8.84		1,835	1.74		1.55		0.76
R5	8.45	0.09	0.68	0.77	(0.07)	–	(0.07)	9.15	9.13		1,848	1.44		1.25		1.06
Y	8.46	0.11	0.67	0.78	(0.09)	–	(0.09)	9.15	9.28		236,487	1.34		1.20		1.25

For the Year Ended October 31, 2012
A	$8.22	$0.09	$0.12	$0.21	$–	$–	$–	$8.43	2.59%		$8,104	2.05%		1.58%		1.09%
C	8.20	0.02	0.12	0.14	–	–	–	8.34	1.71		2,102	2.78		2.31		0.30
I	8.23	0.11	0.13	0.24	(0.02)	–	(0.02)	8.45	2.88		1,975	1.73		1.26		1.37
R3	8.21	0.06	0.12	0.18	–	–	–	8.39	2.19		1,747	2.42		1.85		0.75
R4	8.22	0.09	0.12	0.21	–	–	–	8.43	2.55		1,686	2.12		1.55		1.05
R5	8.23	0.11	0.12	0.23	(0.01)	–	(0.01)	8.45	2.85		1,693	1.82		1.25		1.35
Y	8.23	0.16	0.09	0.25	(0.02)	–	(0.02)	8.46	3.01		170,292	1.38		0.91		1.97

From May 31, 2011 (commencement of operations), through October 31, 2011 (F)
A(G)	$10.00	$(0.01)	$(1.77)	$(1.78)	$–	$–	$–	$8.22	(17.80	)%(D)	$5,931	1.97	%(E)	1.48	%(E)	(0.19	)%(E)
C(G)	10.00	(0.03)	(1.77)	(1.80)	–	–	–	8.20	(18.00	)(D)	1,909	2.71	(E)	2.22	(E)	(0.93	)(E)
I(G)	10.00	–	(1.77)	(1.77)	–	–	–	8.23	(17.70	)(D)	1,708	1.69	(E)	1.20	(E)	0.06	(E)
R3(G)	10.00	(0.02)	(1.77)	(1.79)	–	–	–	8.21	(17.90	)(D)	1,642	2.38	(E)	1.85	(E)	(0.59	)(E)
R4(G)	10.00	(0.01)	(1.77)	(1.78)	–	–	–	8.22	(17.80	)(D)	1,644	2.08	(E)	1.55	(E)	(0.29	)(E)
R5(G)	10.00	–	(1.77)	(1.77)	–	–	–	8.23	(17.70	)(D)	1,646	1.78	(E)	1.25	(E)	–	(E)
Y(G)	10.00	–	(1.77)	(1.77)	–	–	–	8.23	(17.70	)(D)	7,409	1.69	(E)	1.20	(E)	0.05	(E)

See Portfolio Turnover information on the next page.

26

The Hartford Emerging Markets Research Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

(D) Not annualized.

(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Commenced operations on May 31, 2011.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	52%
For the Year Ended October 31, 2013	112
For the Year Ended October 31, 2012	128
From May 31, 2011 (commencement of operations), through October 31, 2011	39

27

The Hartford Emerging Markets Research Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

28

The Hartford Emerging Markets Reseach Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

29

The Hartford Emerging Markets Reseach Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Emerging Markets Research Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$991.90	$8.31	$1,000.00	$1,016.45	$8.41	1.68%	181	365
Class C	$1,000.00	$988.20	$11.73	$1,000.00	$1,013.00	$11.87	2.38	181	365
Class I	$1,000.00	$994.10	$6.22	$1,000.00	$1,018.55	$6.30	1.26	181	365
Class R3	$1,000.00	$990.20	$9.30	$1,000.00	$1,015.45	$9.41	1.88	181	365
Class R4	$1,000.00	$992.00	$7.82	$1,000.00	$1,016.94	$7.92	1.58	181	365
Class R5	$1,000.00	$993.80	$6.35	$1,000.00	$1,018.43	$6.43	1.28	181	365
Class Y	$1,000.00	$993.10	$6.10	$1,000.00	$1,018.68	$6.17	1.23	181	365

31

The Hartford Emerging Markets Research Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-EMR14 4/14 113972-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD EQUITY INCOME FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Equity Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Equity Income Fund inception 08/28/2003
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Equity Income A#	8.49%	17.93%	19.00%	8.94%
Equity Income A##	2.52%	11.44%	17.66%	8.32%
Equity Income B#	8.52%	17.81%	18.17%	8.23%*
Equity Income B##	3.52%	12.81%	17.96%	8.23%*
Equity Income C#	8.10%	17.09%	18.14%	8.16%
Equity Income C##	7.10%	16.09%	18.14%	8.16%
Equity Income I#	8.67%	18.33%	19.31%	9.17%
Equity Income R3#	8.30%	17.53%	18.61%	8.84%
Equity Income R4#	8.46%	17.94%	18.99%	9.08%
Equity Income R5#	8.63%	18.33%	19.38%	9.34%
Equity Income Y#	8.67%	18.41%	19.48%	9.43%
Russell 1000 Value Index	9.61%	20.90%	19.52%	7.95%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Equity Income Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.06%	1.06%
Equity Income Class B	1.94%	1.94%
Equity Income Class C	1.79%	1.79%
Equity Income Class I	0.78%	0.78%
Equity Income Class R3	1.38%	1.38%
Equity Income Class R4	1.08%	1.08%
Equity Income Class R5	0.77%	0.77%
Equity Income Class Y	0.67%	0.67%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 8.49% before sales charge for the six-month period ended April 30, 2014, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 9.61% for the same period.  The Fund outperformed the 7.22% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, nearing another all-time high in April. U.S. stocks finished 2013 with their best return since 1997 amid accommodative rhetoric from U.S. Federal Reserve (the Fed) chairman nominee Janet Yellen and the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January. However, U.S. equities began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite myriad adverse weather-influenced economic data, the S&P 500 rebounded from January's pullback and finished February at an all-time high. Robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites. In March, momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the five-year-old bull market. This rotation out of the momentum and high-beta areas of the market continued in April, but the trend appeared to be abating toward the end of the month.

During the period all ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Information Technology (+14%), Utilities (+13%), and Healthcare (+13%) performing the best. Telecommunication Services (+3%), Consumer Discretionary (+3%), and Financials (+8%) lagged the index on a relative basis during the period.

Overall, underperformance versus the benchmark was driven by weak security selection, primarily within the Information Technology, Consumer Staples, and Industrials sectors. This more than offset strong stock selection within Healthcare and Financials. Sector allocation, driven by our bottom-up stock selection process, also detracted from relative returns during the period, primarily due to an overweight to Consumer Staples and underweight to Energy. A modest cash position in an upward trending market also detracted from relative performance.

Top detractors from relative and absolute performance during the period were Verizon (Telecommunication Services), Mattel (Consumer Discretionary), and Symantec (Information Technology). Shares of Verizon, a U.S.-based provider of wireline, wireless, internet, and television services, fell due to slower wireless subscriber growth caused by more aggressive industry pricing. Shares of Mattel, a worldwide leader in the design, manufacture, and marketing of toys and family products, fell due to disappointing fourth quarter earnings. Shares of Symantec, a U.S.-based vendor of information technology security solutions, underperformed after company has overhauled their sales force structure, which negatively impacted revenues recently.

Top contributors to relative returns included AstraZeneca (Healthcare), Merck (Healthcare), and Citigroup (Financials). Shares of AstraZeneca, a UK-based multinational pharmaceutical company, outperformed on news that U.S.-based pharmaceutical giant Pfizer offered to acquire the company at a price that AstraZeneca dismissed as being too low. Shares of Merck, a global pharmaceutical company, rose as stock benefited from improved investor sentiment regarding the firm's large opportunity with its

3

The Hartford Equity Income Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

immuno-oncology program. Shares of Citigroup, a U.S.-based global financial services provider, fell after the company posted disappointing quarterly revenue and earnings. In addition, following the Comprehensive Capital Analysis and Review (CCAR), the U.S. Federal Reserve did not approve the company's $6.4 billion repurchase plan and dividend increase. Not owning benchmark component Citigroup positively contributed to benchmark –relative performance during the period. Top absolute contributors for the period also included Wells Fargo (Financials) and Exxon Mobil (Energy).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains poised for continued moderate growth. We believe that as the impact of frigid weather fades, the economy should regain some momentum. While we are seeing turnover activity in housing take a breather as a result of higher mortgage rates and house prices, our expectation remains that the second half of this year should see renewed upward momentum. We expect job creation and wage gains to gradually improve over the course of the year. While the Fed appears to be on track to end quantitative easing this year and further normalize policy in 2015, overall monetary policy should remain fairly accommodative for some time. As a result of bottom-up stock decisions, we ended the period most overweight Industrials, Consumer Staples, and Materials relative to the Russell 1000 Value Index. Our largest underweights were Financials, Energy, and Utilities.

Diversification by Sector
as of April 30, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.8%
Consumer Staples	7.7
Energy	13.0
Financials	22.7
Health Care	13.2
Industrials	12.2
Information Technology	9.6
Materials	3.7
Services	2.5
Utilities	5.7
Total	96.1%
Short-Term Investments	3.9
Other Assets and Liabilities	0.0
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Equity Income Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.1%
	Banks - 9.9%
1,090	BB&T Corp.	$40,677
474	M&T Bank Corp.	57,846
1,067	PNC Financial Services Group, Inc.	89,644
1,041	US Bancorp	42,472
2,758	Wells Fargo & Co.	136,907
		367,546
	Capital Goods - 10.5%
409	3M Co.	56,929
73	Caterpillar, Inc. ‡	7,715
966	Eaton Corp. plc	70,205
2,395	General Electric Co.	64,393
415	Illinois Tool Works, Inc.	35,363
79	Lockheed Martin Corp.	12,961
393	Schneider Electric S.A.	36,886
875	United Technologies Corp.	103,499
		387,951
	Commercial and Professional Services - 0.6%
536	Waste Management, Inc.	23,805

	Consumer Durables and Apparel - 0.7%
698	Mattel, Inc.	27,354

	Consumer Services - 1.0%
363	McDonald's Corp.	36,766

	Diversified Financials - 5.7%
353	Ameriprise Financial, Inc.	39,412
200	BlackRock, Inc.	60,244
2,023	JP Morgan Chase & Co.	113,238
		212,894
	Energy - 13.0%
1,071	Chevron Corp.	134,410
386	ConocoPhillips Holding Co.	28,706
793	Enbridge, Inc.	38,284
1,181	Exxon Mobil Corp.	120,976
627	Occidental Petroleum Corp.	60,077
780	Royal Dutch Shell plc Class B	33,118
1,764	Suncor Energy, Inc.	68,107
		483,678
	Food and Staples Retailing - 1.2%
266	Sysco Corp.	9,702
453	Wal-Mart Stores, Inc.	36,083
		45,785
	Food, Beverage and Tobacco - 6.0%
302	Anheuser-Busch InBev N.V. ADR	31,989
287	Diageo plc ADR	35,298
1,147	Kraft Foods Group, Inc.	65,205
470	Philip Morris International, Inc.	40,159
1,125	Unilever N.V. NY Shares ADR	48,167
		220,818
	Health Care Equipment and Services - 0.9%
443	Baxter International, Inc.	32,247

	Household and Personal Products - 0.5%
211	Procter & Gamble Co.	17,402

	Insurance - 6.5%
757	ACE Ltd.	77,447
564	Chubb Corp.	51,924
2,242	Marsh & McLennan Cos., Inc.	110,536
		239,907
	Materials - 3.7%
496	Akzo Nobel N.V. ☼	38,252
818	Dow Chemical Co.	40,837
467	E.I. DuPont de Nemours & Co.	31,423
528	Nucor Corp.	27,344
		137,856
	Media - 2.0%
886	Thomson Reuters Corp.	32,054
2,018	WPP plc	43,502
		75,556
	Pharmaceuticals, Biotechnology and Life Sciences - 12.3%
480	AstraZeneca plc ADR	37,949
249	Eli Lilly & Co.	14,716
1,437	Johnson & Johnson	145,559
2,114	Merck & Co., Inc.	123,820
2,060	Pfizer, Inc.	64,452
242	Roche Holding AG	71,108
		457,604
	Real Estate - 0.6%
539	Plum Creek Timber Co., Inc. REIT	23,499

	Retailing - 2.1%
966	Home Depot, Inc.	76,843

	Semiconductors and Semiconductor Equipment - 4.7%
1,299	Analog Devices, Inc.	66,624
2,336	Intel Corp.	62,338
700	Maxim Integrated Products, Inc.	22,703
390	Texas Instruments, Inc.	17,726
66	Xilinx, Inc.	3,095
		172,486
	Software and Services - 3.3%
2,240	Microsoft Corp.	90,488
1,488	Symantec Corp.	30,181
		120,669
	Technology Hardware and Equipment - 1.6%
2,569	Cisco Systems, Inc.	59,367

	Telecommunication Services - 2.5%
1,969	Verizon Communications, Inc.	91,989

	Transportation - 1.1%
404	United Parcel Service, Inc. Class B	39,781

	Utilities - 5.7%
3,954	National Grid plc	56,193
328	NextEra Energy, Inc.	32,747
839	Northeast Utilities	39,643
965	UGI Corp.	45,048
1,138	Xcel Energy, Inc.	36,265
		209,896
	Total Common Stocks
	(Cost $2,811,618)	$3,561,699

	Total Long-Term Investments
	(Cost $2,811,618)	$3,561,699

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 3.9%
Repurchase Agreements - 3.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $6,370, collateralized by GNMA 4.00%, 2044, value of $6,497)
$6,370	0.05%, 4/30/2014		$6,370
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$31,631, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$32,264)
31,631	0.04%, 4/30/2014		31,631
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $11,192, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $11,415)
11,192	0.04%, 4/30/2014		11,192
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $27,716, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $28,270)
27,716	0.04%, 4/30/2014		27,716
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $16,848, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $17,185)
16,848	0.05%, 4/30/2014		16,848
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $13,854, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $14,132)
13,854	0.04%, 4/30/2014		13,854
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$38,490, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $39,260)
38,490	0.05%, 4/30/2014		38,490
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $195, collateralized by U.S. Treasury Note 2.13%, 2015, value of $200)
195	0.04%, 4/30/2014		195
			146,296
	Total Short-Term Investments
	(Cost $146,296)		$146,296

	Total Investments
	(Cost $2,957,914) ▲	100.0%	$3,707,995
	Other Assets and Liabilities	—%	(481)
	Total Net Assets	100.0%	$3,707,514

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $2,966,494 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$762,110
Unrealized Depreciation	(20,609)
Net Unrealized Appreciation	$741,501

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $7,429 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Buy	05/06/2014	BOA	$2,280	$2,281	$1	$–
EUR	Buy	05/05/2014	JPM	5,125	5,148	23	–
Total						$24	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
EUR	EURO

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund
Investments Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,561,699	$3,282,640	$279,059	$–
Short-Term Investments	146,296	–	146,296	–
Total	$3,707,995	$3,282,640	$425,355	$–
Foreign Currency Contracts *	$24	$–	$24	$–
Total	$24	$–	$24	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,957,914)	$3,707,995
Cash	—
Unrealized appreciation on foreign currency contracts	24
Receivables:
Investment securities sold	14,674
Fund shares sold	10,740
Dividends and interest	3,896
Other assets	230
Total assets	3,737,559
Liabilities:
Payables:
Investment securities purchased	25,847
Fund shares redeemed	3,323
Investment management fees	374
Administrative fees	5
Distribution fees	161
Accrued expenses	335
Total liabilities	30,045
Net assets	$3,707,514
Summary of Net Assets:
Capital stock and paid-in-capital	$2,889,627
Undistributed net investment income	4,303
Accumulated net realized gain	63,481
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	750,103
Net assets	$3,707,514

Shares authorized	600,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$18.58/$19.66
Shares outstanding	107,411
Net assets	$1,996,068
Class B: Net asset value per share	$18.59
Shares outstanding	1,339
Net assets	$24,894
Class C: Net asset value per share	$18.51
Shares outstanding	22,678
Net assets	$419,812
Class I: Net asset value per share	$18.51
Shares outstanding	44,619
Net assets	$825,931
Class R3: Net asset value per share	$18.60
Shares outstanding	3,011
Net assets	$56,008
Class R4: Net asset value per share	$18.62
Shares outstanding	4,276
Net assets	$79,619
Class R5: Net asset value per share	$18.69
Shares outstanding	4,188
Net assets	$78,277
Class Y: Net asset value per share	$18.72
Shares outstanding	12,119
Net assets	$226,905

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$49,048
Interest	20
Less: Foreign tax withheld	(751)
Total investment income	48,317

Expenses:
Investment management fees	10,516
Administrative services fees
Class R3	51
Class R4	53
Class R5	39
Transfer agent fees
Class A	1,063
Class B	33
Class C	181
Class I	347
Class R3	1
Class R4	1
Class R5	1
Class Y	1
Distribution fees
Class A	2,320
Class B	32
Class C	1,869
Class R3	127
Class R4	89
Custodian fees	10
Accounting services fees	203
Registration and filing fees	154
Board of Directors' fees	38
Audit fees	14
Other expenses	188
Total expenses (before fees paid indirectly)	17,331
Commission recapture	(11)
Custodian fee offset	—
Total fees paid indirectly	(11)
Total expenses, net	17,320
Net Investment Income	30,997
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	72,111
Net realized loss on foreign currency contracts	(214)
Net realized gain on other foreign currency transactions	178
Net Realized Gain on Investments and Foreign Currency Transactions	72,075
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	178,032
Net unrealized appreciation of foreign currency contracts	49
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(24)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	178,057
Net Gain on Investments and Foreign Currency Transactions	250,132
Net Increase in Net Assets Resulting from Operations	$281,129

The accompanying notes are an integral part of these financial statements.

10

The Hartford Equity Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$30,997	$46,208
Net realized gain on investments and foreign currency transactions	72,075	99,920
Net unrealized appreciation of investments and foreign currency transactions	178,057	363,864
Net Increase in Net Assets Resulting from Operations	281,129	509,992
Distributions to Shareholders:
From net investment income
Class A	(16,690)	(27,383)
Class B	(207)	(320)
Class C	(2,105)	(2,873)
Class I	(7,575)	(8,971)
Class R3	(371)	(579)
Class R4	(630)	(849)
Class R5	(767)	(609)
Class Y	(2,056)	(2,779)
Total from net investment income	(30,401)	(44,363)
From net realized gain on investments
Class A	(55,602)	(17,898)
Class B	(824)	(407)
Class C	(10,991)	(2,426)
Class I	(20,987)	(3,825)
Class R3	(1,527)	(357)
Class R4	(2,092)	(370)
Class R5	(2,344)	(132)
Class Y	(5,214)	(1,114)
Total from net realized gain on investments	(99,581)	(26,529)
Total distributions	(129,982)	(70,892)
Capital Share Transactions:
Class A	167,578	280,222
Class B	(3,311)	(5,855)
Class C	66,761	133,201
Class I	144,082	327,339
Class R3	5,843	17,908
Class R4	11,054	32,230
Class R5	2,640	58,448
Class Y	49,738	70,312
Net increase from capital share transactions	444,385	913,805
Net Increase in Net Assets	595,532	1,352,905
Net Assets:
Beginning of period	3,111,982	1,759,077
End of period	$3,707,514	$3,111,982
Undistributed (distribution in excess of) net investment income	$4,303	$3,707

The accompanying notes are an integral part of these financial statements.

11

The Hartford Equity Income Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Equity Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

12

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

13

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating

14

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed

15

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$24	$—	$—	$—	$—	$24
Total	$—	$24	$—	$—	$—	$—	$24

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(214)	$—	$—	$—	$—	$(214)
Total	$—	$(214)	$—	$—	$—	$—	$(214)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$49	$—	$—	$—	$—	$49
Total	$—	$49	$—	$—	$—	$—	$49

The derivatives held by the Fund as of April 30, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to

16

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$44,364	$31,751
Long-Term Capital Gains ‡	26,528	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$9,891
Undistributed Long-Term Capital Gain	93,383
Unrealized Appreciation*	563,466
Total Accumulated Earnings	$666,740

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(22)
Accumulated Net Realized Gain (Loss)	22

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7500%
On next $250 million	0.7000%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5900%
Over $5 billion	0.5875%

18

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B *	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

* Due to the reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees, in accordance with FINRA rules, effective July 1, 2013, the limit on net operating expenses attributable to Class B shares is 1.25%.

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.02%
Class B	1.16
Class C	1.75
Class I	0.75
Class R3	1.36
Class R4	1.06
Class R5	0.76
Class Y	0.66

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $3,661 and contingent deferred sales charges of $53 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for

19

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective July 1, 2013, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be charged in the future. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$600,937	$—	$600,937
Sales Proceeds	314,783	—	314,783

20

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	14,959	4,052	(9,568)	9,443	29,669	2,880	(15,303)	17,246
Amount	$268,360	$71,119	$(171,901)	$167,578	$484,521	$44,537	$(248,836)	$280,222
Class B
Shares	36	56	(275)	(183)	192	46	(592)	(354)
Amount	$655	$978	$(4,944)	$(3,311)	$3,136	$698	$(9,689)	$(5,855)
Class C
Shares	4,524	669	(1,440)	3,753	9,476	312	(1,708)	8,080
Amount	$80,813	$11,654	$(25,706)	$66,761	$156,112	$4,787	$(27,698)	$133,201
Class I
Shares	12,263	1,463	(5,622)	8,104	24,936	740	(5,757)	19,919
Amount	$218,860	$25,600	$(100,378)	$144,082	$409,508	$11,623	$(93,792)	$327,339
Class R3
Shares	543	100	(317)	326	1,572	56	(499)	1,129
Amount	$9,756	$1,755	$(5,668)	$5,843	$25,193	$872	$(8,157)	$17,908
Class R4
Shares	877	132	(387)	622	2,590	61	(660)	1,991
Amount	$15,690	$2,327	$(6,963)	$11,054	$42,339	$967	$(11,076)	$32,230
Class R5
Shares	1,239	154	(1,237)	156	3,820	40	(428)	3,432
Amount	$22,306	$2,714	$(22,380)	$2,640	$64,964	$659	$(7,175)	$58,448
Class Y
Shares	3,477	383	(1,092)	2,768	5,731	216	(1,602)	4,345
Amount	$62,747	$6,792	$(19,801)	$49,738	$93,522	$3,417	$(26,627)	$70,312
Total
Shares	37,918	7,009	(19,938)	24,989	77,986	4,351	(26,549)	55,788
Amount	$679,187	$122,939	$(357,741)	$444,385	$1,279,295	$67,560	$(433,050)	$913,805

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	30	$540
For the Year Ended October 31, 2013	51	$837

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

21

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

The Hartford Equity Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$17.83	$0.16	$1.31	$1.47	$(0.16)	$(0.56)	$(0.72)	$18.58	8.49	%(D)	$1,996,068	1.02	%(E)	1.02	%(E)	1.84	%(E)
B	17.82	0.15	1.32	1.47	(0.14)	(0.56)	(0.70)	18.59	8.52	(D)	24,894	1.16	(E)	1.16	(E)	1.73	(E)
C	17.77	0.10	1.30	1.40	(0.10)	(0.56)	(0.66)	18.51	8.10	(D)	419,812	1.75	(E)	1.75	(E)	1.10	(E)
I	17.76	0.19	1.30	1.49	(0.18)	(0.56)	(0.74)	18.51	8.67	(D)	825,931	0.75	(E)	0.75	(E)	2.10	(E)
R3	17.85	0.13	1.31	1.44	(0.13)	(0.56)	(0.69)	18.60	8.30	(D)	56,008	1.36	(E)	1.36	(E)	1.49	(E)
R4	17.87	0.16	1.30	1.46	(0.15)	(0.56)	(0.71)	18.62	8.46	(D)	79,619	1.06	(E)	1.06	(E)	1.79	(E)
R5	17.93	0.19	1.31	1.50	(0.18)	(0.56)	(0.74)	18.69	8.63	(D)	78,277	0.76	(E)	0.76	(E)	2.13	(E)
Y	17.96	0.20	1.31	1.51	(0.19)	(0.56)	(0.75)	18.72	8.67	(D)	226,905	0.66	(E)	0.66	(E)	2.17	(E)

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%		$1,746,629	1.06%		1.06%		1.98%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87		27,131	1.65		1.65		1.44
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67		336,264	1.79		1.79		1.20
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93		648,568	0.78		0.78		2.18
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17		47,928	1.38		1.38		1.62
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58		65,286	1.08		1.08		1.89
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99		72,270	0.77		0.77		2.06
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13		167,906	0.67		0.67		2.35

For the Year Ended October 31, 2012 (F)
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$–	$(0.30)	$14.81	17.00%		$1,195,106	1.11%		1.11%		2.12%
B	12.91	0.18	1.86	2.04	(0.17)	–	(0.17)	14.78	15.90		27,731	2.00		2.00		1.27
C	12.91	0.19	1.88	2.07	(0.21)	–	(0.21)	14.77	16.13		160,153	1.84		1.84		1.35
I	12.89	0.31	1.89	2.20	(0.34)	–	(0.34)	14.75	17.25		244,794	0.81		0.81		2.31
R3	12.96	0.24	1.90	2.14	(0.27)	–	(0.27)	14.83	16.63		23,077	1.42		1.42		1.72
R4	12.97	0.28	1.89	2.17	(0.30)	–	(0.30)	14.84	16.90		24,672	1.11		1.11		2.01
R5	12.99	0.32	1.91	2.23	(0.34)	–	(0.34)	14.88	17.33		8,931	0.82		0.82		2.48
Y	13.01	0.55	1.69	2.24	(0.35)	–	(0.35)	14.90	17.41		74,613	0.72		0.72		2.68

For the Year Ended October 31, 2011
A	$11.99	$0.25	$0.93	$1.18	$(0.24)	$–	$(0.24)	$12.93	9.87%		$826,555	1.17%		1.17%		1.93%
B	11.97	0.14	0.93	1.07	(0.13)	–	(0.13)	12.91	8.94		29,071	2.05		2.00		1.11
C	11.97	0.15	0.94	1.09	(0.15)	–	(0.15)	12.91	9.13		78,710	1.89		1.89		1.20
I	11.95	0.28	0.94	1.22	(0.28)	–	(0.28)	12.89	10.24		52,965	0.88		0.88		2.21
R3	12.03	0.20	0.94	1.14	(0.21)	–	(0.21)	12.96	9.49		6,694	1.50		1.50		1.57
R4	12.03	0.25	0.93	1.18	(0.24)	–	(0.24)	12.97	9.87		5,651	1.18		1.18		1.92
R5	12.05	0.27	0.95	1.22	(0.28)	–	(0.28)	12.99	10.16		2,597	0.88		0.88		2.11
Y	12.06	0.29	0.95	1.24	(0.29)	–	(0.29)	13.01	10.33		178,516	0.77		0.77		2.28

See Portfolio Turnover information on the next page.

23

The Hartford Equity Income Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$10.74	$0.21	$1.24	$1.45	$(0.20)	$–	$(0.20)	$11.99	13.63%	$716,700	1.20%	1.20%	1.86%
B	10.72	0.13	1.23	1.36	(0.11)	–	(0.11)	11.97	12.73	31,038	2.08	2.00	1.07
C	10.73	0.13	1.23	1.36	(0.12)	–	(0.12)	11.97	12.75	57,416	1.92	1.92	1.13
I	10.72	0.23	1.23	1.46	(0.23)	–	(0.23)	11.95	13.76	16,462	0.93	0.93	2.06
R3	10.78	0.15	1.27	1.42	(0.17)	–	(0.17)	12.03	13.28	1,719	1.55	1.55	1.37
R4	10.78	0.21	1.24	1.45	(0.20)	–	(0.20)	12.03	13.59	2,926	1.20	1.20	1.80
R5	10.79	0.21	1.29	1.50	(0.24)	–	(0.24)	12.05	14.06	694	0.87	0.87	1.70
Y	10.81	0.26	1.24	1.50	(0.25)	–	(0.25)	12.06	14.01	71,899	0.79	0.79	2.27

For the Year Ended October 31, 2009
A	$10.35	$0.24	$0.41	$0.65	$(0.26)	$–	$(0.26)	$10.74	6.62%	$639,106	1.26%	1.25%	2.51%
B	10.33	0.18	0.40	0.58	(0.19)	–	(0.19)	10.72	5.91	34,086	2.19	1.92	1.86
C	10.34	0.17	0.41	0.58	(0.19)	–	(0.19)	10.73	5.85	47,708	1.98	1.98	1.79
I	10.33	0.22	0.46	0.68	(0.29)	–	(0.29)	10.72	6.98	5,946	0.96	0.96	2.28
R3	10.39	0.15	0.47	0.62	(0.23)	–	(0.23)	10.78	6.31	506	1.63	1.60	1.62
R4	10.40	0.18	0.47	0.65	(0.27)	–	(0.27)	10.78	6.58	1,456	1.21	1.21	1.84
R5	10.40	0.28	0.40	0.68	(0.29)	–	(0.29)	10.79	6.96	8	0.89	0.89	2.88
Y	10.40	0.29	0.42	0.71	(0.30)	–	(0.30)	10.81	7.22	59,703	0.81	0.81	3.00

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	10%
For the Year Ended October 31, 2013	17
For the Year Ended October 31, 2012	27
For the Year Ended October 31, 2011	18
For the Year Ended October 31, 2010	27
For the Year Ended October 31, 2009	37

24

The Hartford Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

25

The Hartford Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

26

The Hartford Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,084.90	$5.29	$1,000.00	$1,019.72	$5.12	1.02%	181	365
Class B	$1,000.00	$1,085.20	$6.00	$1,000.00	$1,019.04	$5.81	1.16	181	365
Class C	$1,000.00	$1,081.00	$9.05	$1,000.00	$1,016.10	$8.77	1.75	181	365
Class I	$1,000.00	$1,086.70	$3.90	$1,000.00	$1,021.06	$3.78	0.75	181	365
Class R3	$1,000.00	$1,083.00	$7.04	$1,000.00	$1,018.03	$6.82	1.36	181	365
Class R4	$1,000.00	$1,084.60	$5.48	$1,000.00	$1,019.54	$5.31	1.06	181	365
Class R5	$1,000.00	$1,086.30	$3.93	$1,000.00	$1,021.02	$3.81	0.76	181	365
Class Y	$1,000.00	$1,086.70	$3.41	$1,000.00	$1,021.52	$3.31	0.66	181	365

28

The Hartford Equity Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

29

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-EI14 4/14 113973-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD FLOATING RATE FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Floating Rate Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Floating Rate Fund inception 04/29/2005

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide high current income and long-term total return.

Performance Overview 4/29/05 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Floating Rate A#	1.79%	3.13%	9.38%	4.24%
Floating Rate A##	-1.27%	0.04%	8.72%	3.88%
Floating Rate B#	1.39%	2.32%	8.55%	3.52%*
Floating Rate B##	-3.60%	-2.64%	8.26%	3.52%*
Floating Rate C#	1.41%	2.37%	8.58%	3.46%
Floating Rate C##	0.42%	1.37%	8.58%	3.46%
Floating Rate I#	1.92%	3.40%	9.68%	4.48%
Floating Rate R3#	1.64%	2.83%	9.12%	4.08%
Floating Rate R4#	1.77%	3.21%	9.39%	4.27%
Floating Rate R5#	1.92%	3.40%	9.63%	4.46%
Floating Rate Y#	1.96%	3.47%	9.75%	4.55%
Credit Suisse Leveraged Loan Index	2.56%	4.50%	10.57%	4.98%

†	Not Annualized
▲	Inception: 04/29/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Floating Rate Class A	0.97%	0.97%
Floating Rate Class B	1.76%	1.81%
Floating Rate Class C	1.72%	1.72%
Floating Rate Class I	0.71%	0.71%
Floating Rate Class R3	1.26%	1.37%
Floating Rate Class R4	1.01%	1.05%
Floating Rate Class R5	0.71%	0.77%
Floating Rate Class Y	0.65%	0.65%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Michael J. Bacevich
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Floating Rate Fund returned 1.79% before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 2.56% for the same period. The Fund also underperformed the 1.89% average return for the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, for the period due primarily to security selection within bank loans. However, an out-of-benchmark allocation to High Yield bonds was beneficial to relative returns.

Security selection within, and underweight allocations to the Utilities and Media Non-Cable sectors detracted from relative performance. Within Utilities, underexposure to TXU (a large weight in the benchmark) detracted from relative performance. TXU is a 2007-vintage LBO and after months of speculation, the company formally filed Chapter 11 bankruptcy on April 30, 2014. This news was viewed positively as it would finally allow TXU to restructure its substantial debt load after a long process of negotiations with key financial stakeholders. Within Media NonCable, lack of exposure to TL Acquisitions and underweight exposure to Clear Channel detracted from relative performance. We believe Clear Channel has an untenable balance sheet long term and too much exposure to a business in secular decline (terrestrial radio). However, they were able to refinance and extend some of their debt maturities this year which caused their loans to rally. Security selection in Media Cable, Healthcare, and Financial Services contributed to benchmark-relative returns. The Fund’s position in TVN Finance Corporation and UPC Holding contributed to returns within Media Cable. In Healthcare, the Fund’s overweight exposure to Accentcare and owning longer-dated bank loans of Community Health Systems contributed to relative returns. Finally, in Financial Services, the Fund’s position in Nuveen Investments contributed to returns during the period. Toward the end of the period, Nuveen entered into an agreement to be acquired by TIAA-CREF which was viewed positively by the markets. Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

3

The Hartford Floating Rate Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

What is the outlook?

Our outlook for bank loans remains positive over the near term, based on what we view as steadily improving macroeconomic backdrop, low default expectations, and positive corporate fundamentals. While we believe that credit quality has begun to degrade slightly as a result of some lower-quality first-time issuers entering the market, the sector’s overall credit fundamentals appear to remain strong. The majority of new issuance continues to represent refinancing, allowing issuers to reduce their borrowing costs and extend maturities, suggesting that defaults may remain low for some time to come. As of the end of the period, we maintained an out of benchmark allocation to high yield credit and favored the Metal, Financial Services, and Food & Beverage sectors relative to Credit Suisse Leveraged Loan Index.

Credit Exposure
as of April 30, 2014
Credit Rating *	Percentage of Net Assets
Baa / BBB	1.0%
Ba / BB	25.6
B	62.2
Caa / CCC or Lower	5.1
Not Rated	2.2
Non-Debt Securities and Other Short-Term Instruments	4.0
Other Assets and Liabilities	(0.1)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type
as of April 30, 2014
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Exchange Traded Funds	1.7
Warrants	0.0
Total	1.8
Fixed Income Securities
Corporate Bonds	6.6
Senior Floating Rate Interests	89.5
Total	96.1
Short-Term Investments	2.2
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford Floating Rate Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 6.6%
		Accommodation and Food Services - 0.3%
		NH Hoteles S.A.
EUR	5,545	6.88%, 11/15/2019 ■	$8,344
		Sugarhouse HSP Gaming Prop Mezz L.P.
	10,575	6.38%, 06/01/2021 ■‡	$10,363
			18,707
		Arts, Entertainment and Recreation - 0.5%
		Chester Downs & Marina LLC
	10,189	9.25%, 02/01/2020 ■‡	10,087
		Cirsa Funding Luxembourg S.A.
EUR	5,000	8.75%, 05/15/2018 ■‡	7,214
		Gray Television, Inc.
	4,785	7.50%, 10/01/2020	5,144
		Great Canadian Gaming Co.
CAD	4,615	6.63%, 07/25/2022 ■‡	4,484
		Intralot Capital Luxembourg S.A.
EUR	1,020	6.00%, 05/15/2021 ■☼	1,405
		Snai S.p.A.
EUR	3,885	7.63%, 06/15/2018 ■‡	5,788
			34,122
		Chemical Manufacturing - 0.5%
		Hexion Specialty Chemicals
	5,000	8.88%, 02/01/2018 ‡	5,206
		Hexion U.S. Finance Corp.
	11,816	6.63%, 04/15/2020 ‡	12,274
		Momentive Performance Materials, Inc.
	4,000	9.00%, 01/15/2021 Ψ	3,090
		MPM Escrow LLC/MPM Finance Corp.
	11,050	8.88%, 10/15/2020	11,948
			32,518
		Computer and Electronic Product Manufacturing - 0.2%
		Alcatel-Lucent USA, Inc.
	7,535	6.75%, 11/15/2020 ■‡	7,912
		Polish Television Holdings B.V.
EUR	4,845	11.00%, 01/15/2021 ■Þ	7,898
			15,810
		Finance and Insurance - 1.8%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	10,000	7.00%, 12/29/2049 §	14,377
	6,800	9.00%, 05/09/2018 §♠Δ	7,514
		Banco Santander S.A.
EUR	3,600	6.25%, 03/12/2049 §	5,028
		Bank of Ireland
EUR	4,925	10.00%, 07/30/2016 §	7,574
		Barclays Bank plc
	7,025	8.25%, 12/15/2018 ♠β	7,482
		Credit Agricole S.A.
	5,350	7.88%, 01/23/2024 ■♠	5,756
		Intesa Sanpaolo S.p.A.
EUR	4,800	9.50%, 10/29/2049 §‡	7,409
		Marfrig Holding Europe B.V.
	9,000	9.88%, 07/24/2017 ■‡	9,450
		Nationstar Mortgage LLC
	7,000	6.50%, 07/01/2021 ‡	6,676
		Nationwide Building Society
GBP	2,900	6.88%, 03/11/2049 §	5,000
		Nuveen Investments, Inc.
	10,545	9.13%, 10/15/2017 ■‡	11,547
	540	9.50%, 10/15/2020 ■	644
		Rivers Pittsburgh L.P.
	6,036	9.50%, 06/15/2019 ■‡	6,594
		Societe Generale
	5,000	7.88%, 12/18/2023 ■‡♠	5,227
	6,825	8.25%, 11/29/2018 §♠	7,413
		TVN Finance Corp. II AB
EUR	5,535	7.38%, 12/15/2020 ■‡	8,716
		YPF S.A.
	9,000	8.88%, 12/19/2018 §	9,371
			125,778
		Information - 1.6%
		Altice Financing S.A.
	5,970	6.50%, 01/15/2022 ■	6,746
		Ancestry.com, Inc.
	5,100	9.63%, 10/15/2018 ■‡	5,342
		Cerved Technologies S.p.A.
EUR	2,500	5.70%, 01/15/2019 ■‡Δ	3,517
		Eagle Midco, Inc.
	3,750	9.00%, 06/15/2018 ■Þ	3,923
		Equiniti Bondco plc
GBP	7,000	6.27%, 12/15/2018 ■‡Δ	11,952
		First Data Corp.
	5,625	6.75%, 11/01/2020 ■‡	6,005
	8,000	8.25%, 01/15/2021 ■‡	8,620
	7,500	11.75%, 08/15/2021	7,987
	3,000	14.50%, 09/24/2019 ■Þ	2,891
		Infor Software Parent LLC
	5,165	7.13%, 05/01/2021 ■	5,191
		Intelsat Luxembourg S.A.
	8,270	7.75%, 06/01/2021 ‡	8,622
		Level 3 Financing, Inc.
	9,000	3.85%, 01/15/2018 ■‡Δ	9,135
		Sprint Corp.
	4,935	7.25%, 09/15/2021 ■‡	5,379
		Wind Acquisition Finance S.A.
EUR	13,375	5.60%, 04/30/2019 ■‡Δ	18,782
	6,000	7.25%, 02/15/2018 ■‡	6,315
	4,980	7.38%, 04/23/2021 ■	5,117
			115,524
		Machinery Manufacturing - 0.1%
		Titan International, Inc.
	8,000	6.88%, 10/01/2020 ■‡	8,480

		Mining - 0.2%
		AuRico Gold, Inc.
	5,295	7.75%, 04/01/2020 ■	5,176
		Eldorado Gold Corp.
	1,430	6.13%, 12/15/2020 ■	1,433
		Vedanta Resources plc
	7,000	6.00%, 01/31/2019 ■‡	6,974
			13,583
		Other Services - 0.1%
		Abengoa Finance
EUR	3,630	6.00%, 03/31/2021 ■	5,086

		Petroleum and Coal Products Manufacturing - 0.4%
		Consol Energy, Inc.
	7,040	5.88%, 04/15/2022 ■‡	7,251
		Endeavour International Corp.
	1,335	12.00%, 03/01/2018	1,298
		MIE Holdings Corp.
	5,000	7.50%, 04/25/2019 ■	5,031

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 6.6% - (continued)
		Petroleum and Coal Products Manufacturing - 0.4% - (continued)
		Shelf Drilling Holdings Ltd.
	$4,775	8.63%, 11/01/2018 ■‡	$5,145
		Tullow Oil plc
	7,750	6.25%, 04/15/2022 ■‡	7,828
			26,553
		Primary Metal Manufacturing - 0.1%
		Novelis, Inc.
	3,973	8.75%, 12/15/2020 ‡	4,430

		Rail Transportation - 0.0%
		Florida East Coast Holdings Corp.
	4,000	6.75%, 05/01/2019 ■	4,110

		Real Estate, Rental and Leasing - 0.1%
		Emeco Pty., Ltd.
	5,625	9.88%, 03/15/2019 ■‡	5,822

		Retail Trade - 0.5%
		Galaxy Bidco Ltd.
GBP	12,500	5.52%, 11/15/2019 ■‡Δ	21,263
		Michaels Stores, Inc.
	5,180	7.50%, 08/01/2018 ■‡	5,335
		Picard Groupe S.A.
EUR	5,220	4.55%, 08/01/2019 ■‡Δ	7,369
			33,967
		Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
		Revlon Consumer Products Corp.
	7,860	5.75%, 02/15/2021 ‡Δ	7,919

		Utilities - 0.1%
		Dolphin Subsidiary II, Inc.
	4,580	7.25%, 10/15/2021	4,912
		Genon Energy, Inc.
	5,000	7.88%, 06/15/2017	5,138
			10,050
		Total Corporate Bonds
		(Cost $444,228)	$462,459

Senior Floating Rate Interests ♦ - 89.5%
		Accommodation and Food Services - 1.2%
		CityCenter Holdings LLC
	$29,426	5.00%, 10/16/2020	$29,555
		Four Seasons Holdings, Inc.
	4,690	6.25%, 12/28/2020	4,749
		Hilton Worldwide Holdings, Inc.
	48,953	3.50%, 10/26/2020	48,742
			83,046

		Administrative Waste Management and Remediation - 3.1%
		Acosta, Inc.
	38,809	4.25%, 03/02/2018	38,846
		ADS Waste Holdings, Inc.
	27,867	3.75%, 10/09/2019	27,647
		Audio Visual Services Group, Inc.
	11,165	4.50%, 01/25/2021	11,162
		Brickman Group Holdings, Inc.
	16,519	4.00%, 12/18/2020	16,471
	7,251	7.50%, 12/17/2021	7,383
		Filtration Group, Inc.
	6,648	4.50%, 11/20/2020	6,682
	2,070	8.25%, 11/22/2021	2,101
		Ipreo Holdings LLC
	14,510	5.00%, 08/07/2017	14,510
		PRA Holdings, Inc.
	22,407	4.50%, 09/23/2020 ☼	22,235
		ServiceMaster (The) Co.
	11,970	4.25%, 01/31/2017	11,949
	35,654	4.41%, 01/31/2017	35,669
		SI Organization, Inc.
	7,586	5.50%, 11/22/2016	7,491
		TransUnion LLC
	17,248	4.00%, 04/09/2021	17,154
			219,300
		Agriculture, Construction, Mining and Machinery - 1.8%
		International Equipment Solutions LLC
	11,356	6.76%, 08/16/2019	11,370
		Minimax
EUR	10,552	4.50%, 08/14/2020	11,636
		Signode Industrial Group US, Inc.
	45,480	04/07/2021 - 04/08/2021 ◊☼	46,218
		Veyance Technologies, Inc.
	60,363	5.25%, 09/08/2017	60,343
			129,567
		Air Transportation - 1.3%
		AMR Corp.
	33,259	3.75%, 06/27/2019	33,165
		Delta Air Lines, Inc.
	15,282	3.50%, 04/20/2017 - 10/18/2018	15,217
		Landmark Aviation
	12,486	4.75%, 10/25/2019	12,467
		Landmark Aviation FBO Canada, Inc.
	842	4.75%, 10/25/2019	841
		US Airways Group, Inc.
	27,975	3.50%, 05/23/2019	27,708
			89,398
		Apparel Manufacturing - 0.1%
		Bauer Performance Sports Ltd.
	10,555	4.50%, 04/15/2021	10,537

		Arts, Entertainment and Recreation - 8.5%
		24 Hour Fitness Worldwide, Inc.
	34,630	5.00%, 04/22/2016	34,619
		Caesars Entertainment Operating Co., Inc.
	8,569	5.40%, 01/28/2018	7,995
	11,762	9.50%, 10/31/2016	11,629
		Caesars Entertainment Resort Properties LLC
	6,000	6.52%, 10/11/2020 ☼	6,015
		Caesars Growth Property Holdings LLC
	51,010	04/09/2021 ◊☼	50,717
		Cenveo Corp.
	7,900	6.25%, 02/13/2017	7,906
		Dex Media West LLC
	6,838	8.00%, 12/30/2016	5,689
		F & W Publications, Inc., Second Lien Term Loan
	1,204	15.00%, 12/09/2014 Þ	1,174

The accompanying notes are an integral part of these financial statements.

6

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 89.5% - (continued)
		Arts, Entertainment and Recreation - 8.5% - (continued)
		Formula One Holdings
	$23,404	4.50%, 04/30/2019	$23,433
		Hoyts Group Holdings LLC
	6,729	4.00%, 05/29/2020	6,700
	6,212	8.25%, 11/30/2020	6,336
		ION Media Networks, Inc.
	8,992	5.00%, 12/18/2020	9,037
		Liberty Cablevision of Puerto Rico LLC
	16,374	6.00%, 06/09/2017	16,366
		MGM Resorts International
	93,269	3.50%, 12/20/2019	92,629
		Numericable
	24,660	3.98%, 04/23/2020 ☼	24,615
		Quebecor Media, Inc.
	21,840	3.25%, 08/17/2020	21,640
		R.H. Donnelley, Inc.
	4,201	9.75%, 12/31/2016	2,621
		Salem Communications Corp.
	11,382	4.50%, 03/13/2020	11,382
		Station Casinos LLC
	36,363	4.25%, 03/02/2020	36,369
		Tribune Co.
	84,339	4.00%, 12/27/2020	84,128
		Univision Communications, Inc.
	90,696	4.00%, 03/01/2020	90,281
		Univision Communications, Inc., Term Loan
	16,068	4.00%, 03/01/2020	15,980
		Warner Music Group Corp.
	11,219	3.75%, 07/01/2020	11,109
		XO Communications LLC
	17,355	4.25%, 03/20/2021	17,344
			595,714
		Chemical Manufacturing - 4.2%
		Arysta LifeScience Corp.
	14,353	4.50%, 05/29/2020	14,345
		Axil Coating Systems
	24,167	4.00%, 02/01/2020	24,080
		CeramTec
	4,189	4.25%, 08/28/2020	4,174
EUR	1,108	4.75%, 08/28/2020	1,546
		Cytec Industries, Inc.
	1,948	4.50%, 10/03/2019	1,940
		DuPont Performance Coatings, Inc.
EUR	5,211	4.25%, 02/01/2020	7,261
		Exopack LLC
	13,012	5.25%, 05/08/2019	13,106
		Faenza Acquisition Gmbh
	1,697	4.25%, 08/28/2020	1,691
EUR	3,642	4.75%, 08/28/2020	5,082
		Houghton International, Inc.
	13,324	4.00%, 12/20/2019	13,241
		Huntsman International LLC
	13,675	10/15/2020 ◊☼	13,637
		Ineos US Finance LLC
	48,838	3.75%, 05/04/2018	48,357
		MacDermid, Inc.
	9,741	4.00%, 06/07/2020	9,720
		Monarch, Inc.
	3,754	4.50%, 10/03/2019	3,740
	1,270	8.25%, 04/03/2020	1,295
		Pinnacle Operating Corp.
	27,490	3.25%, 04/29/2020	27,218
	15,593	4.75%, 11/15/2018	15,574
		PQ Corp.
	17,775	4.00%, 08/07/2017	17,749
		Rexam plc
	8,780	04/09/2021 - 04/11/2022 ◊☼	8,782
		Univar, Inc.
	52,173	5.00%, 06/30/2017	52,059
		Utex Industries, Inc.
	7,459	4.50%, 04/10/2020	7,457
	2,000	8.75%, 04/09/2021	2,005
			294,059
		Computer and Electronic Product Manufacturing - 2.8%
		Avago Technologies Ltd.
	47,125	04/16/2021 ◊☼	47,250
		CDW LLC
	61,171	3.25%, 04/29/2020	60,450
		Ceridian Corp.
	36,246	4.40%, 05/09/2017	36,208
		Freescale Semiconductor, Inc.
	42,336	4.25%, 02/28/2020	42,270
	12,487	5.00%, 01/15/2021	12,542
			198,720
		Construction - 0.8%
		Brand Energy & Infrastructure Services, Inc.
	24,629	4.75%, 11/26/2020	24,614
		Brock Holdings III, Inc.
	17,112	6.00%, 03/16/2017	17,129
	6,898	10.00%, 03/16/2018	6,932
		Summit Materials LLC
	10,816	5.00%, 01/30/2019	10,834
			59,509
		Educational Services - 0.1%
		Bright Horizons Family Solutions, Inc.
	9,559	4.00%, 01/30/2020	9,579

		Fabricated Metal Product Manufacturing - 0.1%
		Ameriforge Group, Inc.
	8,852	5.00%, 12/19/2019	8,897

		Finance and Insurance - 8.3%
		Asurion LLC
	7,374	4.25%, 07/08/2020	7,271
	37,557	5.00%, 05/24/2019	37,578
	5,715	8.50%, 03/03/2021	5,865
		Capital Automotive L.P.
	12,861	4.00%, 04/10/2019	12,849
	2,965	6.00%, 04/30/2020	2,995
		Chrysler Group LLC
	27,615	3.25%, 12/31/2018	27,387
	34,352	3.50%, 05/24/2017	34,285
		Cooper Gay Swett & Crawford Ltd.
	9,354	5.00%, 04/16/2020	9,073
	4,140	8.25%, 10/16/2020	3,985
		EFS Cogen Holdings I LLC
	7,465	3.75%, 12/17/2020	7,477
		Evertec LLC
	14,843	3.50%, 04/17/2020	14,546

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 89.5% - (continued)
		Finance and Insurance - 8.3% - (continued)
		Grosvenor Capital Management, L.P.
	$9,975	3.75%, 01/04/2021	$9,894
		Guggenheim Partners LLC
	15,223	4.25%, 07/22/2020	15,239
		Hub International Ltd.
	33,457	4.25%, 10/02/2020	33,386
		Interactive Data Corp.
	2,570	04/23/2019 ◊☼	2,561
	18,932	3.75%, 02/11/2018	18,909
		ION Trading Technologies Ltd.
	7,969	4.50%, 05/22/2020	7,941
	1,540	8.25%, 05/22/2021	1,544
		National Financial Partners Corp.
	8,328	5.25%, 07/01/2020	8,341
		Nuveen Investments, Inc.
	82,007	4.15%, 05/13/2017	81,956
	50,000	6.50%, 02/28/2019	50,360
		Ocwen Financial Corp.
	14,069	5.00%, 02/15/2018	14,149
		Santander Asset Management S.A.
	35,626	4.25%, 12/17/2020	35,514
EUR	7,980	4.50%, 12/17/2020	11,106
		Sedgwick CMS Holdings, Inc.
	51,265	3.75%, 03/01/2021	50,551
	13,125	6.75%, 02/28/2022	12,969
		USI Insurance Services LLC
	26,095	4.25%, 12/27/2019 ☼	26,051
		Walter Investment Management Corp.
	42,629	4.75%, 12/18/2020 ☼	42,221
			586,003
		Food Manufacturing - 4.1%
		Advance Pierre Foods, Inc.
	10,754	5.75%, 07/10/2017	10,754
	7,000	9.50%, 10/10/2017	6,755
		Burton's Foods Ltd.
GBP	6,300	5.52%, 11/27/2020☼	10,592
		Del Monte Foods Co.
	61,439	3.50%, 03/09/2020	60,927
	8,817	4.25%, 02/18/2021	8,767
		Dole Food Co., Inc.
	6,005	4.50%, 11/01/2018	6,003
		H.J. Heinz Co.
	51,293	3.50%, 06/05/2020	51,363
		Hearthside Food Solutions
	12,055	08/17/2021 ◊☼	12,055
		Hostess Brands, Inc.
	11,740	6.75%, 04/09/2020	12,180
		JBS USA LLC
	34,984	3.75%, 05/25/2018 - 09/18/2020	34,846
		Milk Specialties Co.
	8,759	7.50%, 11/09/2018	8,737
		Roundy's Supermarkets, Inc.
	23,739	5.75%, 03/03/2021	23,768
		U.S. Foodservice, Inc.
	41,974	4.50%, 03/31/2019	41,956
			288,703
		Food Services - 0.5%
		ARAMARK Corp.
	37,350	3.25%, 09/07/2019	36,899
		Furniture and Related Product Manufacturing - 1.0%
		AOT Bedding Super Holdings LLC
	48,553	4.25%, 10/01/2019	48,559
		Tempur-Pedic International, Inc.
	6,751	3.50%, 03/18/2020	6,702
		Wilsonart International Holding LLC
	16,119	4.00%, 10/31/2019	15,938
			71,199
		Health Care and Social Assistance - 7.9%
		Accellent, Inc.
	9,000	4.50%, 03/12/2021	8,918
		AccentCare, Inc.
	6,034	6.50%, 12/22/2016	3,560
		Alere, Inc., Term Loan B
	24,629	4.25%, 06/30/2017	24,613
		Alere, Inc., Term Loan B2
	5,600	4.25%, 06/30/2017	5,596
		American Renal Holdings, Inc.
	20,518	4.50%, 08/20/2019	20,402
	11,237	8.50%, 03/20/2020	11,209
		Ardent Medical Services, Inc.
	6,890	6.75%, 07/02/2018	6,899
		Community Health Systems, Inc.
	22,204	4.25%, 01/27/2021	22,280
		DaVita, Inc.
	43,870	4.00%, 11/01/2019	43,961
		DJO Finance LLC
	18,165	4.25%, 09/15/2017	18,154
		DSI Renal, Inc.
	11,875	04/23/2021 - 10/22/2021 ◊☼	11,864
		Grifols Worldwide Operations USA, Inc.
	25,000	3.15%, 02/27/2021	24,880
		Iasis Healthcare LLC
	16,301	4.50%, 05/03/2018	16,288
		Ikaria Acquistion, Inc.
	7,795	5.00%, 02/12/2021	7,815
	2,510	8.75%, 02/14/2022	2,535
		Immucor, Inc.
	17,353	5.00%, 08/19/2018	17,344
		IMS Health, Inc.
	22,400	3.50%, 03/17/2021	22,292
EUR	1,465	3.75%, 03/17/2021	2,040
		Insight Pharmaceuticals LLC
	10,886	6.25%, 08/25/2016	10,873
		InVentiv Health, Inc.
	10,442	7.50%, 08/04/2016	10,435
	12,406	7.75%, 05/15/2018	12,313
		Mallinckrodt International Finance S.A.
	19,040	3.50%, 03/19/2021	18,873
		One Call Medical, Inc.
	25,516	5.00%, 11/27/2020	25,516
		Par Pharmeceutical Cos., Inc.
	15,325	4.00%, 09/30/2019	15,234
		Pharmaceutical Product Development, Inc.
	14,344	4.00%, 12/05/2018	14,323
		Pharmedium Healthcare Corp.
	4,285	4.25%, 01/28/2021	4,248
	3,280	7.75%, 01/28/2022	3,296
		Salix Pharmaceuticals Ltd.
	22,401	4.25%, 01/02/2020	22,464

The accompanying notes are an integral part of these financial statements.

8

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 89.5% - (continued)
		Health Care and Social Assistance - 7.9% - (continued)
		Sheridan Healthcare, Inc.
	$10,245	4.50%, 06/29/2018	$10,225
	4,850	8.25%, 12/20/2021	4,923
		Surgery Center Holdings, Inc.
	9,800	6.00%, 04/11/2019	9,849
		Truven Health Analytics, Inc.
	8,303	4.50%, 06/06/2019	8,234
		US Renal Care, Inc.
	21,509	4.25%, 07/03/2019	21,473
	3,510	8.50%, 07/03/2020	3,532
	2,666	10.25%, 01/03/2020	2,700
		Valeant Pharmaceuticals International, Inc.
	87,694	3.75%, 02/13/2019 - 08/05/2020	87,629
			556,790
		Health Care Providers and Services - 0.5%
		CRC Health Corp.
	12,800	5.25%, 03/29/2021	12,779
		Multiplan, Inc.
	23,757	4.00%, 03/31/2021	23,625
			36,404
		Information - 12.7%
		Alcatel-Lucent
	68,003	4.50%, 01/30/2019	67,991
		Ancestry.com, Inc.
	26,184	4.50%, 12/28/2018	26,201
		Arris Group, Inc.
	19,769	3.50%, 04/17/2020	19,605
		Aspect Software, Inc.
	9,773	7.25%, 05/07/2016	9,846
		Cabovisao-Televisao Por Cabo S.A.
	47,880	5.50%, 07/02/2019	48,718
		Charter Communications Operating LLC, Term Loan E
	33,462	3.00%, 07/01/2020	32,939
		Charter Communications Operating LLC, Term Loan F
	25,649	3.00%, 01/03/2021	25,229
		Eagle Parent, Inc.
	41,289	4.00%, 05/16/2018	41,250
		Emdeon, Inc.
	10,729	3.75%, 11/02/2018	10,702
		First Data Corp.
	11,744	4.15%, 03/24/2021	11,706
		First Data Corp., Extended 1st Lien Term Loan
	91,764	4.15%, 03/23/2018	91,592
		First Data Corp., Term Loan B
	5,060	4.15%, 09/24/2018	5,050
		Hyland Software, Inc.
	10,338	4.75%, 02/19/2021	10,338
		Infor US, Inc.
	4,079	3.75%, 06/03/2020	4,042
EUR	3,616	4.00%, 06/03/2020	5,020
		Intelsat Jackson Holdings S.A.
	28,503	3.75%, 06/30/2019	28,474
		Kronos, Inc.
	17,245	4.50%, 10/30/2019	17,255
	4,037	9.75%, 04/30/2020	4,152
		Lawson Software, Inc.
	25,246	3.75%, 06/03/2020	25,041
		Level 3 Communications, Inc.
	91,988	4.00%, 08/01/2019 - 01/15/2020	92,024
		Light Tower Fiber LLC
	19,491	4.00%, 04/13/2020	19,418
	2,078	8.00%, 04/12/2021	2,091
		Mediacom Broadband LLC, Term Loan E
	7,771	3.12%, 10/23/2017	7,713
		Mediacom Communications Corp.
	16,317	3.25%, 01/29/2021	16,097
		MISYS plc
	25,917	5.00%, 12/12/2018	26,047
		NexTag, Inc.
	3,420	0.00%, 01/28/2016 ●	855
		Nine Entertainment Group Ltd.
	27,651	3.25%, 02/05/2020	27,224
		Novell, Inc.
	15,721	7.25%, 11/22/2017	15,741
		Peak 10, Inc.
	5,969	7.25%, 10/25/2018	6,029
		RedPrairie Corp.
	11,730	6.00%, 12/21/2018	11,688
		Syniverse Holdings, Inc.
	5,429	4.00%, 04/23/2019	5,412
		Telesat Canada
	13,477	3.50%, 03/28/2019	13,431
		TransFirst Holding, Inc.
	13,545	4.00%, 12/27/2017	13,504
	1,500	7.50%, 06/27/2018	1,506
		Virgin Media Finance plc
	59,500	3.50%, 06/07/2020	59,071
GBP	13,800	4.50%, 06/08/2020	23,287
		Virgin Media Investment Holdings Ltd.
GBP	8,000	06/30/2023◊☼	13,476
		West Corp.
	22,958	3.25%, 06/30/2018	22,700
		WideOpenWest Finance LLC
	14,753	4.75%, 04/01/2019	14,763
		Zayo Group LLC
	17,411	4.00%, 07/02/2019	17,353
			894,581
		Media - 0.6%
		Entravision Communications Corp.
	16,263	3.50%, 05/31/2020	16,012
		Media General, Inc.
	24,732	4.25%, 07/31/2020	24,732
			40,744
		Mining - 2.5%
		Alpha Natural Resources, Inc.
	21,042	3.50%, 05/22/2020	20,271
		Arch Coal, Inc.
	86,490	6.25%, 05/16/2018 ☼	84,003
		Fortescue Metals Group Ltd.
	69,603	4.25%, 06/28/2019	69,543
			173,817
		Miscellaneous Manufacturing - 2.5%
		Bombardier Recreational Products, Inc.
	14,675	4.00%, 01/30/2019	14,606
		DigitalGlobe, Inc.
	15,177	3.75%, 01/31/2020	15,184

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 89.5% - (continued)
		Miscellaneous Manufacturing - 2.5% - (continued)
		Hamilton Sundstrand Corp.
	$53,794	4.00%, 12/13/2019	$53,606
		Provo Craft & Novelty, Inc.
	7,170	0.00% 03/22/2016 ●	—
		Reynolds Group Holdings, Inc.
	46,340	4.00%, 11/30/2018	46,311
		Sequa Corp.
	21,260	5.25%, 06/19/2017	20,994
		TransDigm Group, Inc.
	22,907	3.75%, 02/28/2020	22,777
			173,478
		Motor Vehicle and Parts Manufacturing - 1.2%
		Navistar, Inc.
	43,677	5.75%, 08/17/2017	44,332
		Tomkins LLC
	28,048	3.75%, 09/29/2016	28,048
		Tower Automotive Holdings USA LLC
	8,983	4.00%, 04/23/2020	8,934
			81,314
		Nonmetallic Mineral Product Manufacturing - 0.4%
		Ardagh Holdings USA, Inc.
	8,965	4.00%, 12/17/2019	8,928
	8,015	4.25%, 12/17/2019	7,988
		Libbey Glass, Inc.
	10,875	3.75%, 04/09/2021	10,810
			27,726
		Other Services - 2.2%
		Alliance Laundry Systems LLC
	13,360	4.25%, 12/10/2018	13,343
		Apex Tool Group LLC
	10,096	4.50%, 01/31/2020	9,976
		Gardner Denver, Inc.
	53,839	4.25%, 07/30/2020	53,733
EUR	25,889	4.75%, 07/30/2020☼	35,962
		Rexnord LLC
	45,343	4.00%, 08/21/2020	45,125
			158,139
		Petroleum and Coal Products Manufacturing - 3.8%
		Crosby Worldwide Ltd.
	22,135	4.00%, 11/23/2020	22,017
		Endeavour International Corp.
	6,178	8.25%, 11/30/2017	6,085
		Everest Acquisition LLC
	14,031	3.50%, 05/24/2018	13,939
		Fieldwood Energy LLC
	21,687	3.88%, 09/28/2018	21,619
		Macquarie Infrastructure Co., Inc.
	16,221	3.25%, 06/01/2020 ☼	16,154
		Ocean Rig ASA
	16,843	6.00%, 03/31/2021	17,011
		Pacific Drilling S.A.
	10,645	4.50%, 06/03/2018	10,631
		Peabody Energy Corp.
	44,442	4.25%, 09/24/2020	44,378
		Samson Investment Co.
	24,745	5.00%, 09/25/2018	24,696
		Seadrill Ltd.
	29,080	4.00%, 02/21/2021	28,898
		Shelf Drilling International Holdings Ltd.
	21,820	10.00%, 10/08/2018	22,256
		Templar Energy LLC
	13,045	8.00%, 11/25/2020	12,931
		Western Refining, Inc.
	18,703	4.25%, 11/12/2020	18,695
		Wildhorse Resources LLC
	10,800	7.50%, 12/13/2018	10,922
			270,232
		Pipeline Transportation - 0.4%
		EMG Utica LLC
	4,800	4.75%, 03/27/2020	4,818
		EP Energy LLC
	3,977	4.50%, 04/30/2019	3,973
		NGPL Pipeco LLC
	4,290	6.75%, 09/15/2017	4,221
		Philadelphia Energy Solutions LLC
	14,224	6.25%, 04/04/2018	12,695
			25,707
		Plastics and Rubber Products Manufacturing - 0.7%
		Berry Plastics Group, Inc.
	34,650	3.50%, 02/08/2020	34,291
		Consolidated Container Co.
	6,895	5.00%, 07/03/2019	6,906
		Tricorbraun, Inc.
	7,314	4.00%, 05/03/2018	7,272
			48,469
		Primary Metal Manufacturing - 0.5%
		Novelis, Inc.
	30,975	3.75%, 03/10/2017	30,869
		WireCo WorldGroup, Inc.
	3,279	6.00%, 02/15/2017	3,295
			34,164
		Professional, Scientific and Technical Services - 2.7%
		Advantage Sales & Marketing, Inc.
	38,588	4.25%, 12/18/2017	38,600
	9,874	8.25%, 06/17/2018	9,943
		Affinion Group, Inc.
	51,583	6.75%, 10/09/2016	51,596
		AlixPartners LLP
	14,254	4.00%, 07/10/2020	14,172
	4,575	9.00%, 07/10/2021	4,652
		IMG Worldwide, Inc.
	11,587	5.50%, 06/16/2016	11,598
		MoneyGram International, Inc.
	30,383	4.25%, 03/27/2020 ☼	29,585
		Paradigm Ltd.
	13,654	4.75%, 07/30/2019	13,575
	2,500	10.50%, 07/30/2020	2,525
		RBS Holding Co. LLC
	11,693	9.50%, 03/23/2016	7,600
		SunGard Data Systems, Inc.
	6,376	4.00%, 03/08/2020	6,388
			190,234
		Real Estate, Rental and Leasing - 1.2%
		Fly Leasing Ltd.
	10,518	4.50%, 08/09/2019	10,540
		Realogy Corp.
	8,447	4.55%, 10/10/2016	8,426

The accompanying notes are an integral part of these financial statements.

10

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 89.5% - (continued)
	Real Estate, Rental and Leasing - 1.2% - (continued)
	Realogy Group LLC
$69,229	3.75%, 03/05/2020	$69,021
		87,987
	Retail Trade - 6.2%
	99 Cents Only Stores
18,010	4.50%, 01/11/2019	18,028
	Affinia Group, Inc.
7,250	4.75%, 04/25/2020	7,226
	American Builders & Contractors Supply Co., Inc.
14,418	3.50%, 04/16/2020	14,340
	Amscan Holdings, Inc.
24,826	4.00%, 07/27/2019	24,709
	Armored AutoGroup, Inc.
8,361	6.00%, 11/05/2016	8,395
	Cooper-Standard Automotive, Inc.
11,895	4.00%, 04/04/2021	11,850
	FleetPride, Inc.
15,800	5.25%, 11/19/2019	15,587
	Great Atlantic & Pacific Tea Co., Inc.
12,891	11.00%, 03/13/2017	13,245
	Hillman Group, Inc.
16,456	3.98%, 05/28/2017	16,415
	Land's End, Inc.
28,170	4.25%, 04/04/2021	28,135
	Michael Foods Group, Inc.
5,907	4.25%, 02/25/2018	5,907
	Michaels Stores, Inc.
26,255	3.75%, 01/28/2020	26,222
	Neiman Marcus (The) Group, Inc.
64,812	4.25%, 10/25/2020	64,594
	Quikrete (The) Companies, Inc.
24,800	4.00%, 09/28/2020	24,759
8,035	7.00%, 03/26/2021	8,241
	Rite Aid Corp.
25,963	3.50%, 02/21/2020	25,916
26,580	4.88%, 06/21/2021	26,846
7,755	5.75%, 08/21/2020	7,891
	Sports (The) Authority, Inc.
26,672	7.50%, 11/16/2017	26,628
	Sprouts Farmers Markets Holdings LLC
5,722	4.00%, 04/23/2020	5,715
	Supervalu, Inc.
28,332	4.50%, 03/21/2019	28,221
	TI Automotive Ltd.
4,876	5.50%, 03/28/2019	4,888
	Weight Watchers International, Inc.
31,459	4.00%, 04/02/2020	24,608
		438,366
	Services - 0.1%
	Harland Clarke Holdings Corp.
6,181	6.00%, 08/04/2019	6,207

	Soap, Cleaning Compound and Toilet Manufacturing - 0.6%
	Revlon Consumer Products Corp.
22,145	4.00%, 10/08/2019	22,089
	Spotless Group
13,094	5.00%, 10/02/2018	13,111
6,250	8.75%, 04/02/2019	6,383
		41,583
	Transit and Ground Passenger Transportation - 0.6%
	Emergency Medical Services Corp.
40,638	4.00%, 05/25/2018	40,604

	Truck Transportation - 0.5%
	Nexeo Solutions LLC
21,947	5.00%, 09/08/2017 - 09/09/2017	21,874
	Swift Transportation Co., Inc.
14,939	4.00%, 12/21/2017	14,930
		36,804
	Utilities - 3.3%
	Calpine Corp.
21,835	3.00%, 05/03/2020	21,255
33,507	3.25%, 01/31/2022	32,854
24,266	4.00%, 10/09/2019 - 10/31/2020	24,256
	Calpine Corp., Term Loan
37,693	4.00%, 04/01/2018	37,698
	Dynegy, Inc.
24,110	4.00%, 04/23/2020	24,070
	La Frontera Generation LLC
15,961	4.50%, 09/30/2020	15,941
	PowerTeam Services LLC
1,971	3.68%, 05/06/2020 ☼Б	1,956
15,805	4.25%, 05/06/2020	15,686
2,665	8.25%, 11/06/2020	2,632
	Sandy Creek Energy Associates L.P.
13,092	5.00%, 11/09/2020	13,117
	Star West Generation LLC
13,791	4.25%, 03/13/2020	13,791
	Texas Competitive Electric Holdings Co. LLC
35,000	4.74%, 10/10/2017 ☼Ψ	26,366
		229,622
	Wholesale Trade - 0.5%
	Harbor Freight Tools
9,531	4.75%, 07/26/2019	9,571
	HD Supply, Inc.
26,989	4.00%, 06/28/2018	26,915
		36,486
	Total Senior Floating Rate Interests
	(Cost $6,319,453)	$6,310,588

Common Stocks - 0.1%
	Consumer Durables and Apparel - 0.0%
3	Provo Craft & Novelty, Inc. ⌂●†	$—

	Energy - 0.1%
418,220	KCA Deutag ⌂●†	2,586

	Media - 0.0%
16	F & W Publications, Inc. ●	755

	Total Common Stocks
	(Cost $5,669)	$3,341

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Exchange Traded Funds - 1.7%
	Other Investment Pools and Funds - 1.7%
285	iShares 1-3 Year Credit Bond ETF		$30,068
160	iShares iBoxx $ High Yield Corporate Bond ETF		15,111
1,383	PowerShares Senior Loan Portfolio		34,220
368	SPDR Barclays High Yield Bond ETF		15,219
489	SPDR Barclays Short Term High Yield Bond ETF		15,126
240	SPDR Blackstone/GSO Senior Loan ETF		11,973
			121,717
	Total Exchange Traded Funds
	(Cost $121,713)		$121,717

Warrants - 0.0%
	Media - 0.0%
6	F & W Publications, Inc. ⌂		$—

	Total Warrants
	(Cost $1)		$—

	Total Long-Term Investments
	(Cost $6,891,064)		$6,898,105

Short-Term Investments - 2.2%
Other Investment Pools and Funds - 2.2%
156,753	JP Morgan U.S. Government Money Market Fund		$156,753

	Total Short-Term Investments
	(Cost $156,753)		$156,753

	Total Investments
	(Cost $7,047,817) ▲	100.1%	$7,054,858
	Other Assets and Liabilities	(0.1)%	(6,731)
	Total Net Assets	100.0%	$7,048,127

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $7,052,508 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$53,414
Unrealized Depreciation	(51,064)
Net Unrealized Appreciation	$2,350

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $2,586, which rounds to zero percent of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $288,976 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2014.

Б	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2014, the aggregate value of the unfunded commitment was $1,125, which rounds to zero percent of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $306,647, which represents 4.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $63,686, which represents 0.9% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2010	6	F & W Publications, Inc. Warrants	$1
03/2011	418,220	KCA Deutag	5,668
09/2011	3	Provo Craft & Novelty, Inc.	–

At April 30, 2014, the aggregate value of these securities was $2,586, which rounds to zero percent of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CAD	Sell	05/30/2014	RBC	$4,176	$4,191	$–	$(15)
EUR	Buy	05/30/2014	BCLY	10,390	10,421	31	–
EUR	Buy	05/30/2014	CBA	2,345	2,353	8	–
EUR	Buy	05/30/2014	CBK	5,952	5,976	24	–
EUR	Buy	05/30/2014	GSC	5,071	5,072	1	–
EUR	Sell	05/07/2014	BCLY	10,390	10,422	–	(32)
EUR	Sell	05/30/2014	DEUT	207,929	208,752	–	(823)
EUR	Sell	05/05/2014	GSC	2,046	2,046	–	–
EUR	Sell	05/06/2014	GSC	3,027	3,028	–	(1)
EUR	Sell	05/30/2014	MSC	5,027	5,052	–	(25)
EUR	Sell	05/06/2014	UBS	29	29	–	–
GBP	Sell	05/30/2014	DEUT	79,756	80,192	–	(436)
GBP	Sell	05/30/2014	MSC	5,014	5,030	–	(16)
Total						$64	$(1,348)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound

Other Abbreviations:
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Consumer Durables and Apparel	$–	$–	$–	$–
Energy	2,586	–	–	2,586
Media	755	–	755	–
Total	3,341	–	755	2,586
Corporate Bonds	462,459	–	462,459	–
Exchange Traded Funds	121,717	121,717	–	–
Senior Floating Rate Interests	6,310,588	–	6,310,588	–
Warrants	–	–	–	–
Short-Term Investments	156,753	156,753	–	–
Total	$7,054,858	$278,470	$6,773,802	$2,586
Foreign Currency Contracts*	$64	$–	$64	$–
Total	$64	$–	$64	$–
Liabilities:
Foreign Currency Contracts*	$1,348	$–	$1,348	$–
Total	$1,348	$–	$1,348	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2014
Assets:
Common Stocks	$2,899	$—	$(313	)*	$—	$—	$—	$—	$—	$2,586
Total	$2,899	$—	$(313)		$—	$—	$—	$—	$—	$2,586

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(313).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $7,047,817)	$7,054,858
Foreign currency on deposit with custodian (cost $32,103)	32,182
Unrealized appreciation on foreign currency contracts	64
Receivables:
Investment securities sold	279,113
Fund shares sold	11,070
Dividends and interest	29,204
Other assets	332
Total assets	7,406,823
Liabilities:
Unrealized depreciation on foreign currency contracts	1,348
Bank overdraft	5,943
Payables:
Investment securities purchased	326,449
Fund shares redeemed	18,306
Investment management fees	687
Dividends	4,509
Administrative fees	1
Distribution fees	436
Accrued expenses	638
Other liabilities	379
Total liabilities	358,696
Net assets	$7,048,127
Summary of Net Assets:
Capital stock and paid-in-capital	$7,458,507
Undistributed net investment income	1,406
Accumulated net realized loss	(417,401)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	5,615
Net assets	$7,048,127

Shares authorized	3,150,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.00/$9.28
Shares outstanding	219,025
Net assets	$1,972,015
Class B: Net asset value per share	$8.99
Shares outstanding	2,754
Net assets	$24,761
Class C: Net asset value per share	$8.99
Shares outstanding	236,483
Net assets	$2,126,551
Class I: Net asset value per share	$9.01
Shares outstanding	270,362
Net assets	$2,437,117
Class R3: Net asset value per share	$9.02
Shares outstanding	2,120
Net assets	$19,127
Class R4: Net asset value per share	$9.00
Shares outstanding	1,305
Net assets	$11,736
Class R5: Net asset value per share	$9.00
Shares outstanding	429
Net assets	$3,866
Class Y: Net asset value per share	$8.99
Shares outstanding	50,377
Net assets	$452,954

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,183
Interest	166,428
Less: Foreign tax withheld	(103)
Total investment income	168,508

Expenses:
Investment management fees	21,171
Administrative services fees
Class R3	19
Class R4	10
Class R5	2
Transfer agent fees
Class A	779
Class B	25
Class C	798
Class I	784
Class R3	2
Class R4	1
Class R5	1
Class Y	1
Distribution fees
Class A	2,525
Class B	137
Class C	10,766
Class R3	47
Class R4	16
Custodian fees	10
Accounting services fees	598
Registration and filing fees	229
Board of Directors' fees	86
Audit fees	28
Other expenses	392
Total expenses (before waivers)	38,427
Expense waivers	(22)
Total waivers	(22)
Total expenses, net	38,405
Net Investment Income	130,103
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	27,553
Net realized loss on foreign currency contracts	(6,221)
Net realized gain on other foreign currency transactions	300
Net Realized Gain on Investments and Foreign Currency Transactions	21,632
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(27,769)
Net unrealized depreciation of foreign currency contracts	(752)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(528)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(29,049)
Net Loss on Investments and Foreign Currency Transactions	(7,417)
Net Increase in Net Assets Resulting from Operations	$122,686

The accompanying notes are an integral part of these financial statements.

17

The Hartford Floating Rate Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$130,103	$255,000
Net realized gain on investments and foreign currency transactions	21,632	51,374
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(29,049)	6,943
Net Increase in Net Assets Resulting from Operations	122,686	313,317
Distributions to Shareholders:
From net investment income
Class A	(38,371)	(78,774)
Class B	(413)	(1,087)
Class C	(32,918)	(70,147)
Class I	(52,899)	(100,977)
Class R3	(331)	(608)
Class R4	(240)	(488)
Class R5	(78)	(190)
Class Y	(5,933)	(3,084)
Total distributions	(131,183)	(255,355)
Capital Share Transactions:
Class A	(90,445)	263,093
Class B	(5,231)	(5,326)
Class C	(66,771)	144,799
Class I	(333,488)	934,880
Class R3	818	4,299
Class R4	(1,506)	1,851
Class R5	(72)	(7,911)
Class Y	375,742	2,416
Net increase (decrease) from capital share transactions	(120,953)	1,338,101
Net Increase (Decrease) in Net Assets	(129,450)	1,396,063
Net Assets:
Beginning of period	7,177,577	5,781,514
End of period	$7,048,127	$7,177,577
Undistributed (distribution in excess of) net investment income	$1,406	$2,486

The accompanying notes are an integral part of these financial statements.

18

The Hartford Floating Rate Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Floating Rate Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

19

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs.Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but

20

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

21

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

22

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

23

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$64	$—	$—	$—	$—	$64
Total	$—	$64	$—	$—	$—	$—	$64

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,348	$—	$—	$—	$—	$1,348
Total	$—	$1,348	$—	$—	$—	$—	$1,348

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(6,221)	$—	$—	$—	$—	$(6,221)
Total	$—	$(6,221)	$—	$—	$—	$—	$(6,221)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(752)	$—	$—	$—	$—	$(752)
Total	$—	$(752)	$—	$—	$—	$—	$(752)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

24

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$64	$—	$—	$—	$64
Total subject to a master netting or similar arrangement	$64	$—	$—	$—	$64

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$1,315	$—	$—	$—	$1,315
Total subject to a master netting or similar arrangement	$1,315	$—	$—	$—	$1,315

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a

25

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$255,091	$263,947

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$6,966
Accumulated Capital Losses*	(434,587)
Unrealized Appreciation†	30,218
Total Accumulated Deficit	$(397,403)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax

26

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$1,684
Accumulated Net Realized Gain (Loss)	(1,684)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$162,527
2017	272,060
Total	$434,587

During the year ended October 31, 2013, the Fund utilized $54,836 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

27

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $2 billion	0.6000%
On next $2.5 billion	0.5900%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	0.70%

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $894 and contingent deferred sales charges of $196 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

28

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$2,947,524	$—	$2,947,524
Sales Proceeds	3,178,225	—	3,178,225

29

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	25,372	3,898	(39,290)	(10,020)	94,672	8,003	(73,448)	29,227
Amount	$229,117	$35,192	$(354,754)	$(90,445)	$851,185	$71,941	$(660,033)	$263,093
Class B
Shares	113	39	(732)	(580)	453	100	(1,147)	(594)
Amount	$1,021	$351	$(6,603)	$(5,231)	$4,073	$901	$(10,300)	$(5,326)
Class C
Shares	16,133	3,059	(26,601)	(7,409)	57,065	6,460	(47,429)	16,096
Amount	$145,492	$27,572	$(239,835)	$(66,771)	$512,733	$57,999	$(425,933)	$144,799
Class I
Shares	52,371	4,206	(93,417)	(36,840)	193,208	8,154	(97,575)	103,787
Amount	$473,422	$38,019	$(844,929)	$(333,488)	$1,739,519	$73,382	$(878,021)	$934,880
Class R3
Shares	429	32	(371)	90	937	63	(523)	477
Amount	$3,881	$293	$(3,356)	$818	$8,444	$568	$(4,713)	$4,299
Class R4
Shares	166	16	(348)	(166)	635	31	(460)	206
Amount	$1,492	$143	$(3,141)	$(1,506)	$5,712	$281	$(4,142)	$1,851
Class R5
Shares	69	6	(83)	(8)	380	17	(1,283)	(886)
Amount	$620	$57	$(749)	$(72)	$3,408	$148	$(11,467)	$(7,911)
Class Y
Shares	43,752	190	(2,356)	41,586	4,819	75	(4,625)	269
Amount	$395,266	$1,711	$(21,235)	$375,742	$43,287	$671	$(41,542)	$2,416
Total
Shares	138,405	11,446	(163,198)	(13,347)	352,169	22,903	(226,490)	148,582
Amount	$1,250,311	$103,338	$(1,474,602)	$(120,953)	$3,168,361	$205,891	$(2,036,151)	$1,338,101

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	64	$582
For the Year Ended October 31, 2013	46	$418

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

30

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court has not yet issued a decision. If found liable, the Fund would be required to return approximately $3-3.5 million to the bankruptcy estate. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

31

The Hartford Floating Rate Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets
For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$9.01	$0.17	$(0.01)	$0.16	$(0.17)	$–	$(0.17)	$9.00	1.79	%(D)	$1,972,015	0.96	%(E)	0.96	%(E)	3.77	%(E)
B	9.00	0.13	–	0.13	(0.14)	–	(0.14)	8.99	1.39	(D)	24,761	1.81	(E)	1.75	(E)	2.98	(E)
C	9.00	0.14	(0.01)	0.13	(0.14)	–	(0.14)	8.99	1.41	(D)	2,126,551	1.71	(E)	1.71	(E)	3.02	(E)
I	9.02	0.18	(0.01)	0.17	(0.18)	–	(0.18)	9.01	1.92	(D)	2,437,117	0.69	(E)	0.69	(E)	4.04	(E)
R3	9.03	0.16	(0.01)	0.15	(0.16)	–	(0.16)	9.02	1.64	(D)	19,127	1.35	(E)	1.25	(E)	3.48	(E)
R4	9.01	0.17	(0.01)	0.16	(0.17)	–	(0.17)	9.00	1.77	(D)	11,736	1.04	(E)	1.00	(E)	3.73	(E)
R5	9.01	0.18	(0.01)	0.17	(0.18)	–	(0.18)	9.00	1.92	(D)	3,866	0.76	(E)	0.70	(E)	4.03	(E)
Y	9.00	0.18	–	0.18	(0.19)	–	(0.19)	8.99	1.96	(D)	452,954	0.63	(E)	0.63	(E)	4.07	(E)

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$–	$(0.37)	$9.01	5.08%		$2,064,701	0.96%		0.96%		4.04%
B	8.92	0.29	0.09	0.38	(0.30)	–	(0.30)	9.00	4.27		30,017	1.80		1.75		3.28
C	8.92	0.30	0.08	0.38	(0.30)	–	(0.30)	9.00	4.31		2,195,858	1.71		1.71		3.30
I	8.94	0.39	0.08	0.47	(0.39)	–	(0.39)	9.02	5.35		2,772,328	0.70		0.70		4.29
R3	8.95	0.34	0.08	0.42	(0.34)	–	(0.34)	9.03	4.77		18,334	1.36		1.25		3.76
R4	8.92	0.36	0.09	0.45	(0.36)	–	(0.36)	9.01	5.17		13,255	1.04		1.00		4.01
R5	8.93	0.39	0.08	0.47	(0.39)	–	(0.39)	9.01	5.36		3,942	0.76		0.70		4.33
Y	8.92	0.39	0.09	0.48	(0.40)	–	(0.40)	9.00	5.43		79,142	0.64		0.64		4.39

For the Year Ended October 31, 2012 (F)
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$–	$(0.43)	$8.93	8.48%		$1,784,029	0.98%		0.98%		4.85%
B	8.63	0.36	0.29	0.65	(0.36)	–	(0.36)	8.92	7.66		35,026	1.80		1.75		4.08
C	8.63	0.36	0.29	0.65	(0.36)	–	(0.36)	8.92	7.69		2,031,516	1.72		1.72		4.10
I	8.65	0.45	0.29	0.74	(0.45)	–	(0.45)	8.94	8.74		1,817,957	0.73		0.73		5.10
R3	8.66	0.40	0.29	0.69	(0.40)	–	(0.40)	8.95	8.17		13,889	1.37		1.25		4.57
R4	8.63	0.42	0.29	0.71	(0.42)	–	(0.42)	8.92	8.47		11,283	1.06		1.00		4.80
R5	8.64	0.45	0.29	0.74	(0.45)	–	(0.45)	8.93	8.78		11,820	0.76		0.70		5.12
Y	8.63	0.45	0.29	0.74	(0.45)	–	(0.45)	8.92	8.85		75,994	0.65		0.65		5.18

For the Year Ended October 31, 2011 (F)
A	$8.81	$0.42	$(0.16)	$0.26	$(0.43)	$–	$(0.43)	$8.64	2.91%		$1,972,548	0.97%		0.97%		4.79%
B	8.81	0.35	(0.17)	0.18	(0.36)	–	(0.36)	8.63	2.00		41,006	1.79		1.75		4.01
C	8.81	0.36	(0.18)	0.18	(0.36)	–	(0.36)	8.63	2.03		2,106,199	1.72		1.72		4.05
I	8.82	0.45	(0.17)	0.28	(0.45)	–	(0.45)	8.65	3.16		1,568,922	0.72		0.72		5.03
R3	8.83	0.40	(0.17)	0.23	(0.40)	–	(0.40)	8.66	2.62		11,257	1.37		1.25		4.52
R4	8.81	0.42	(0.18)	0.24	(0.42)	–	(0.42)	8.63	2.76		6,048	1.06		1.00		4.78
R5	8.82	0.44	(0.17)	0.27	(0.45)	–	(0.45)	8.64	3.07		7,882	0.75		0.70		5.04
Y	8.80	0.45	(0.17)	0.28	(0.45)	–	(0.45)	8.63	3.24		115,997	0.65		0.65		5.11

See Portfolio Turnover information on the next page.

32

The Hartford Floating Rate Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$8.30	$0.46	$0.51	$0.97	$(0.46)	$–	$(0.46)	$8.81	11.97%	$1,840,478	0.97%	0.97%	5.40%
B	8.30	0.40	0.50	0.90	(0.39)	–	(0.39)	8.81	11.11	47,006	1.78	1.75	4.64
C	8.29	0.40	0.52	0.92	(0.40)	–	(0.40)	8.81	11.27	1,945,470	1.72	1.72	4.65
I	8.31	0.48	0.51	0.99	(0.48)	–	(0.48)	8.82	12.22	1,202,589	0.74	0.74	5.62
R3	8.31	0.44	0.52	0.96	(0.44)	–	(0.44)	8.83	11.75	7,598	1.38	1.25	5.11
R4	8.30	0.46	0.51	0.97	(0.46)	–	(0.46)	8.81	11.93	2,339	1.07	1.00	5.37
R5	8.30	0.48	0.51	0.99	(0.47)	–	(0.47)	8.82	12.25	10,956	0.79	0.74	5.46
Y	8.29	0.49	0.51	1.00	(0.49)	–	(0.49)	8.80	12.35	101,560	0.65	0.65	5.73

For the Year Ended October 31, 2009 (F)
A	$7.13	$0.42	$1.19	$1.61	$(0.44)	$–	$(0.44)	$8.30	23.65%	$1,277,011	1.00%	1.00%	5.69%
B	7.13	0.37	1.19	1.56	(0.39)	–	(0.39)	8.30	22.60	47,635	1.84	1.75	5.00
C	7.13	0.36	1.19	1.55	(0.39)	–	(0.39)	8.29	22.60	1,204,826	1.76	1.75	4.99
I	7.13	0.43	1.21	1.64	(0.46)	–	(0.46)	8.31	23.93	594,705	0.74	0.74	5.94
R3	7.14	0.40	1.19	1.59	(0.42)	–	(0.42)	8.31	23.17	2,863	1.41	1.25	5.36
R4	7.13	0.42	1.19	1.61	(0.44)	–	(0.44)	8.30	23.50	1,367	1.10	1.00	5.70
R5	7.15	0.48	1.12	1.60	(0.45)	–	(0.45)	8.30	23.32	26	0.97	0.85	5.99
Y	7.13	0.45	1.17	1.62	(0.46)	–	(0.46)	8.29	23.87	87,907	0.68	0.68	6.12

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	41%
For the Year Ended October 31, 2013	78
For the Year Ended October 31, 2012	60
For the Year Ended October 31, 2011	96
For the Year Ended October 31, 2010	63
For the Year Ended October 31, 2009	55

33

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

34

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

35

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

The Hartford Floating Rate Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,017.90	$4.80	$1,000.00	$1,020.04	$4.80	0.96%	181	365
Class B	$1,000.00	$1,013.90	$8.74	$1,000.00	$1,016.12	$8.75	1.75	181	365
Class C	$1,000.00	$1,014.10	$8.52	$1,000.00	$1,016.33	$8.53	1.71	181	365
Class I	$1,000.00	$1,019.20	$3.46	$1,000.00	$1,021.36	$3.47	0.69	181	365
Class R3	$1,000.00	$1,016.40	$6.25	$1,000.00	$1,018.60	$6.26	1.25	181	365
Class R4	$1,000.00	$1,017.70	$5.00	$1,000.00	$1,019.84	$5.01	1.00	181	365
Class R5	$1,000.00	$1,019.20	$3.50	$1,000.00	$1,021.32	$3.51	0.70	181	365
Class Y	$1,000.00	$1,019.60	$3.17	$1,000.00	$1,021.66	$3.17	0.63	181	365

37

The Hartford Floating Rate Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

The Hartford Floating Rate Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed income investments.

38

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-FR14 4/14 113974-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD FLOATING RATE HIGH INCOME FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Floating Rate High Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Floating Rate High Income Fund inception 09/30/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide high current income, and long-term total return.

Performance Overview 9/30/11 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	Since Inception▲
Floating Rate High Income A#	2.84%	4.50%	8.72%
Floating Rate High Income A##	-0.25%	1.36%	7.45%
Floating Rate High Income C#	2.46%	3.62%	7.91%
Floating Rate High Income C##	1.46%	2.63%	7.91%
Floating Rate High Income I#	2.96%	4.76%	9.02%
Floating Rate High Income R3#	2.69%	4.10%	8.32%
Floating Rate High Income R4#	2.84%	4.41%	8.64%
Floating Rate High Income R5#	2.99%	4.72%	8.97%
Floating Rate High Income Y#	2.99%	4.72%	8.97%
Credit Suisse Leveraged Loan Index	2.56%	4.50%	7.71%

†	Not Annualized
▲	Inception: 09/30/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate High Income Fund

Manager Discussion

April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Floating Rate High Income Class A	1.07%	1.15%
Floating Rate High Income Class C	1.82%	1.90%
Floating Rate High Income Class I	0.82%	0.86%
Floating Rate High Income Class R3	1.37%	1.52%
Floating Rate High Income Class R4	1.07%	1.21%
Floating Rate High Income Class R5	0.77%	0.91%
Floating Rate High Income Class Y	0.77%	0.82%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Michael J. Bacevich
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Floating Rate High Income Fund returned 2.84%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 2.56% for the same period. The Fund also outperformed the 1.89% average return of the Lipper Loan Participation Funds peer group, a group of funds that invests primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, for the period. An out-of-benchmark allocation to U.S. dollar denominated high yield bonds contributed to relative outperformance, as the high yield market outperformed the bank loan market over the period. Additionally, the Fund’s out-of-benchmark exposure to Non-U.S. Dollar denominated High Yield bonds and Bank Loans contributed to relative returns. Security selection was also a positive contributor to benchmark-relative results during the period. Strong security selection within Financial Services, Media Cable, and Consumer products more than offset the negative impacts of an underweight to Utilities and a small cash position, which detracted in an upward trending market environment. Within Financial Services, the Fund’s position in Nuveen Investments contributed to benchmark-relative outperformance. Toward the end of the period, Nuveen entered into an agreement to be acquired by TIAA-CREF which was viewed positively by the markets. The Fund’s position in TVN Finance Corporation and UPC Holding contributed to returns within Media Cable while in Consumer Products, the Fund’s lack of exposure to benchmark constituent Weight Watchers also contributed to benchmark-relative returns after the company reported lackluster quarterly results. Within Utilities, underexposure to TXU (a large weight in the benchmark) detracted from relative performance. TXU is a 2007-vintage LBO and after months of speculation, the company formally filed Chapter 11 bankruptcy on April 30, 2014. This news was viewed positively as it would finally allow TXU to restructure its substantial debt load after a long process of negotiations with key financial stakeholders.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

3

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

April 30, 2014 (Unaudited)

What is the outlook?

Our outlook for bank loans remains positive over the near term, based on what we view as a steadily improving macroeconomic backdrop, low default expectations, and positive corporate fundamentals. While we believe that credit quality has begun to degrade slightly as a result of some lower-quality first-time issuers entering the market, the sector’s overall credit fundamentals appear to remain strong. The majority of new issuance continues to represent refinancing, allowing issuers to reduce their borrowing costs and extend maturities, suggesting that defaults may remain low for some time to come. As of the end of the period, we maintained an out-of-benchmark allocation to high yield credit and favored the Financial Services, Metal, and Wireless sectors relative to Credit Suisse Leveraged Loan Index.

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Baa / BBB	0.5
Ba / BB	10.9
B	67.6
Caa / CCC or Lower	13.1
Not Rated	4.1
Non-Debt Securities and Other Short-Term Instruments	6.2
Other Assets and Liabilities	(2.5)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type
as of April 30, 2014
Category	Percentage of Net Assets
Equity Securities
Exchange Traded Funds	2.3%
Total	2.3
Fixed Income Securities
Corporate Bonds	18.9
Senior Floating Rate Interests	77.4
Total	96.3
Short-Term Investments	3.9
Other Assets and Liabilities	(2.5)
Total	100.0%

4

The Hartford Floating Rate High Income Fund

Schedule of Investments

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 18.9%
		Accommodation and Food Services - 0.9%
		NH Hoteles S.A.
EUR	1,630	6.88%, 11/15/2019 ■	$2,453
		Sugarhouse HSP Gaming Prop Mezz L.P.
	2,490	6.38%, 06/01/2021 ■‡	$2,440
			4,893
		Arts, Entertainment and Recreation - 0.9%
		Chester Downs & Marina LLC
	2,340	9.25%, 02/01/2020 ■‡	2,317
		Intralot Capital Luxembourg S.A.
EUR	255	6.00%, 05/15/2021 ■☼	351
		Snai S.p.A.
EUR	1,515	7.63%, 06/15/2018 ■‡	2,257
			4,925
		Chemical Manufacturing - 1.6%
		Hexion Specialty Chemicals
	1,300	8.88%, 02/01/2018	1,354
		Hexion U.S. Finance Corp.
	1,713	6.63%, 04/15/2020	1,779
		Ineos Group Holdings plc
EUR	435	5.75%, 02/15/2019 ■	620
	215	5.88%, 02/15/2019 ■	219
		Momentive Performance Materials, Inc.
	2,000	9.00%, 01/15/2021 Ψ	1,545
		MPM Escrow LLC/MPM Finance Corp.
	2,740	8.88%, 10/15/2020	2,963
			8,480
		Computer and Electronic Product Manufacturing - 0.8%
		Polish Television Holdings B.V.
EUR	2,655	11.00%, 01/15/2021 ■Þ	4,328

		Finance and Insurance - 6.3%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,600	7.00%, 12/29/2049 §	3,738
	1,000	9.00%, 05/09/2018 §♠Δ	1,105
		Banco Santander S.A.
EUR	1,500	6.25%, 03/12/2049 §	2,095
		Bank of Ireland
EUR	650	10.00%, 07/30/2016 §	1,000
		Barclays Bank plc
	925	8.25%, 12/15/2018 ♠β	985
		Credit Agricole S.A.
	1,585	7.88%, 01/23/2024 ■♠	1,705
		Intesa Sanpaolo S.p.A.
EUR	650	9.50%, 10/29/2049 §	1,003
		Marfrig Holding Europe B.V.
	3,000	9.88%, 07/24/2017 ■‡	3,150
		Nationstar Mortgage LLC
	2,000	6.50%, 07/01/2021	1,908
		Nationwide Building Society
GBP	1,200	6.88%, 03/11/2049 §	2,069
		Nuveen Investments, Inc.
	5,265	9.13%, 10/15/2017 ■‡	5,765
		Rivers Pittsburgh L.P.
	429	9.50%, 06/15/2019 ■	469
		Societe Generale
	2,000	7.88%, 12/18/2023 ■‡♠	2,091
	900	8.25%, 11/29/2018 §♠	977
		TVN Finance Corp. II AB
EUR	1,105	7.38%, 12/15/2020 ■	1,740
		YPF S.A.
	3,000	8.88%, 12/19/2018 §	3,124
			32,924
		Information - 3.5%
		Altice Financing S.A.
EUR	385	6.50%, 01/15/2022 ■	568
		Ancestry.com, Inc.
	2,150	9.63%, 10/15/2018 ■	2,252
		Cegedim S.A.
EUR	580	6.75%, 04/01/2020 ■	844
		Cerved Technologies S.p.A.
EUR	500	5.70%, 01/15/2019 ■Δ	703
		Equiniti Bondco plc
GBP	1,000	6.27%, 12/15/2018 ■Δ	1,707
		First Data Corp.
	1,500	11.75%, 08/15/2021	1,597
	1,000	14.50%, 09/24/2019 ■Þ	964
		Infor Software Parent LLC
	1,555	7.13%, 05/01/2021 ■	1,563
		Intelsat Luxembourg S.A.
	1,180	7.75%, 06/01/2021	1,230
		Level 3 Financing, Inc.
	1,000	3.85%, 01/15/2018 ■Δ	1,015
		Sprint Corp.
	987	7.25%, 09/15/2021 ■	1,076
		Wind Acquisition Finance S.A.
EUR	1,625	5.60%, 04/30/2019 ■‡Δ	2,282
	1,000	7.25%, 02/15/2018 ■	1,053
	1,245	7.38%, 04/23/2021 ■	1,279
			18,133
		Mining - 0.6%
		AuRico Gold, Inc.
	450	7.75%, 04/01/2020 ■	440
		Eldorado Gold Corp.
	570	6.13%, 12/15/2020 ■	571
		Vedanta Resources plc
	2,000	6.00%, 01/31/2019 ■‡	1,993
			3,004
		Other Services - 0.2%
		Abengoa Finance
EUR	905	6.00%, 03/31/2021 ■	1,268

		Petroleum and Coal Products Manufacturing - 1.5%
		Consol Energy, Inc.
	2,345	5.88%, 04/15/2022 ■	2,415
		Diamondback Energy, Inc.
	410	7.63%, 10/01/2021 ■	444
		Endeavour International Corp.
	665	12.00%, 03/01/2018	647
		MIE Holdings Corp.
	1,000	7.50%, 04/25/2019 ■	1,006
		Shelf Drilling Holdings Ltd.
	695	8.63%, 11/01/2018 ■	749
		Tullow Oil plc
	2,585	6.25%, 04/15/2022 ■‡	2,611
			7,872
		Rail Transportation - 0.2%
		Florida East Coast Holdings Corp.
	1,000	6.75%, 05/01/2019 ■	1,027

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 18.9% - (continued)
		Real Estate, Rental and Leasing - 0.4%
		Emeco Pty., Ltd.
	$1,875	9.88%, 03/15/2019 ■‡	$1,940

		Retail Trade - 1.2%
		Galaxy Bidco Ltd.
GBP	2,500	5.52%, 11/15/2019 ■‡Δ	4,252
		Michaels Stores, Inc.
	1,360	7.50%, 08/01/2018 ■	1,401
		Picard Groupe S.A.
EUR	580	4.55%, 08/01/2019 ■Δ	819
			6,472
		Utilities - 0.8%
		Dolphin Subsidiary II, Inc.
	1,830	7.25%, 10/15/2021 ‡	1,962
		Genon Energy, Inc.
	2,000	7.88%, 06/15/2017 ‡	2,055
			4,017
		Total Corporate Bonds
		(Cost $95,458)	$99,283

Senior Floating Rate Interests ♦ - 77.4%
		Accommodation and Food Services - 0.7%
		CityCenter Holdings LLC
	$2,993	5.00%, 10/16/2020	$3,006
		Four Seasons Holdings, Inc.
	640	6.25%, 12/28/2020	648
			3,654
		Administrative Waste Management and Remediation - 4.0%
		Acosta, Inc.
	2,313	4.25%, 03/02/2018	2,315
		ADS Waste Holdings, Inc.
	1,249	3.75%, 10/09/2019	1,239
		Audio Visual Services Group, Inc.
	1,240	4.50%, 01/25/2021	1,240
		Brickman Group Holdings, Inc.
	484	4.00%, 12/18/2020	482
	1,587	7.50%, 12/17/2021	1,616
		Filtration Group, Inc.
	424	4.50%, 11/20/2020	426
	520	8.25%, 11/22/2021	528
		PRA Holdings, Inc.
	3,228	4.50%, 09/23/2020	3,203
		ServiceMaster (The) Co.
	997	4.25%, 01/31/2017	996
	8,904	4.41%, 01/31/2017 ☼	8,907
			20,952
		Agriculture, Construction, Mining and Machinery - 2.3%
		International Equipment Solutions LLC
	1,481	6.76%, 08/16/2019	1,483
		Minimax
EUR	920	4.50%, 08/14/2020	1,019
		Signode Industrial Group US, Inc.
	6,375	04/07/2021 - 04/08/2021 ◊☼	6,542
		Veyance Technologies, Inc.
	2,970	5.25%, 09/08/2017	2,969
			12,013
		Air Transportation - 0.7%
		AMR Corp.
	2,695	3.75%, 06/27/2019	2,687
		Landmark Aviation
	925	4.75%, 10/25/2019	924
		Landmark Aviation FBO Canada, Inc.
	62	4.75%, 10/25/2019	62
			3,673
		Apparel Manufacturing - 0.2%
		Bauer Performance Sports Ltd.
	1,320	4.50%, 04/15/2021	1,318

		Arts, Entertainment and Recreation - 8.1%
		24 Hour Fitness Worldwide, Inc.
	838	5.00%, 04/22/2016	838
		Caesars Entertainment Operating Co., Inc.
	717	5.40%, 01/28/2018	669
		Caesars Entertainment Resort Properties LLC
	1,000	6.52%, 10/11/2020 ☼	1,003
		Caesars Growth Property Holdings LLC
	4,565	04/09/2021 ◊☼	4,539
		Cenveo Corp.
	1,978	6.25%, 02/13/2017	1,980
		Formula One Holdings
	1,421	4.50%, 04/30/2019	1,422
		Hoyts Group Holdings LLC
	2,739	4.00%, 05/29/2020	2,727
	1,140	8.25%, 11/30/2020	1,163
		ION Media Networks, Inc.
	898	5.00%, 12/18/2020	902
		Numericable
	2,735	3.98%, 04/23/2020 ☼	2,730
		Salem Communications Corp.
	1,929	4.50%, 03/13/2020	1,929
		Station Casinos LLC
	4,078	4.25%, 03/02/2020	4,079
		Tribune Co.
	7,102	4.00%, 12/27/2020	7,084
		Univision Communications, Inc.
	9,579	4.00%, 03/01/2020	9,533
		XO Communications LLC
	1,930	4.25%, 03/20/2021	1,929
			42,527
		Chemical Manufacturing - 4.0%
		Arysta LifeScience Corp.
	596	4.50%, 05/29/2020	596
		CeramTec
	254	4.25%, 08/28/2020	254
EUR	170	4.75%, 08/28/2020	237
		Cytec Industries, Inc.
	103	4.50%, 10/03/2019	103
		DuPont Performance Coatings, Inc.
EUR	1,737	4.25%, 02/01/2020	2,420
		Exopack LLC
	773	5.25%, 05/08/2019	779
		Faenza Acquisition Gmbh
	103	4.25%, 08/28/2020	103
EUR	560	4.75%, 08/28/2020	781
		Ineos US Finance LLC
	6,738	3.75%, 05/04/2018	6,672
		MacDermid, Inc.
	591	4.00%, 06/07/2020	589

The accompanying notes are an integral part of these financial statements.

6

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 77.4% - (continued)
		Chemical Manufacturing - 4.0% - (continued)
		Monarch, Inc.
	$199	4.50%, 10/03/2019	$199
	315	8.25%, 04/03/2020	321
		Pinnacle Operating Corp.
	823	4.75%, 11/15/2018	822
		PQ Corp.
	741	4.00%, 08/07/2017	740
		Rexam plc
	835	04/09/2021 - 04/11/2022 ◊☼	835
		Univar, Inc.
	4,970	5.00%, 06/30/2017	4,959
		Utex Industries, Inc.
	605	4.50%, 04/10/2020	605
			21,015
		Computer and Electronic Product Manufacturing - 1.7%
		Ceridian Corp.
	4,061	4.40%, 05/09/2017	4,057
		Freescale Semiconductor, Inc.
	2,294	4.25%, 02/28/2020	2,290
	2,647	5.00%, 01/15/2021	2,658
			9,005
		Construction - 0.5%
		Brand Energy & Infrastructure Services, Inc.
	1,760	4.75%, 11/26/2020	1,758
		Brock Holdings III, Inc.
	459	6.00%, 03/16/2017	460
	402	10.00%, 03/16/2018	404
			2,622
		Educational Services - 0.1%
		Bright Horizons Family Solutions, Inc.
	637	4.00%, 01/30/2020	638

		Fabricated Metal Product Manufacturing - 0.3%
		Ameriforge Group, Inc.
	1,710	5.00%, 12/19/2019	1,718

		Finance and Insurance - 10.5%
		Asurion LLC
	2,356	5.00%, 05/24/2019	2,357
	1,430	8.50%, 03/03/2021	1,468
		Capital Automotive L.P.
	756	4.00%, 04/10/2019	755
	260	6.00%, 04/30/2020	263
		Cooper Gay Swett & Crawford Ltd.
	1,275	5.00%, 04/16/2020	1,237
	1,430	8.25%, 10/16/2020	1,377
		Evertec LLC
	2,208	3.50%, 04/17/2020	2,164
		Guggenheim Partners LLC
	900	4.25%, 07/22/2020	901
		Hub International Ltd.
	3,930	4.25%, 10/02/2020	3,922
		Interactive Data Corp.
	2,115	04/23/2019 ◊☼	2,108
		ION Trading Technologies Ltd.
	234	4.50%, 05/22/2020	233
	1,030	8.25%, 05/22/2021	1,033
		National Financial Partners Corp.
	1,281	5.25%, 07/01/2020	1,283
		Nuveen Investments, Inc.
	4,886	4.15%, 05/13/2017	4,883
	12,755	6.50%, 02/28/2019	12,847
		Ocwen Financial Corp.
	2,120	5.00%, 02/15/2018	2,132
		Santander Asset Management S.A.
EUR	1,995	4.50%, 12/17/2020	2,776
		Sedgwick CMS Holdings, Inc.
	3,110	3.75%, 03/01/2021	3,067
	2,500	6.75%, 02/28/2022	2,470
		USI Insurance Services LLC
	1,375	4.25%, 12/27/2019 ☼	1,373
		Walter Investment Management Corp.
	6,541	4.75%, 12/18/2020 ☼	6,478
			55,127
		Food Manufacturing - 3.0%
		Advance Pierre Foods, Inc.
	934	5.75%, 07/10/2017	934
	1,000	9.50%, 10/10/2017	965
		Burton's Foods Ltd.
GBP	1,500	5.52%, 11/27/2020☼	2,522
		Del Monte Foods Co.
	1,629	3.50%, 03/09/2020	1,616
	463	4.25%, 02/18/2021	460
		Dole Food Co., Inc.
	594	4.50%, 11/01/2018	593
		Hearthside Food Solutions
	2,010	08/17/2021 ◊☼	2,010
		Hostess Brands, Inc.
	1,750	6.75%, 04/09/2020	1,816
		Milk Specialties Co.
	488	7.50%, 11/09/2018	487
		Roundy's Supermarkets, Inc.
	2,525	5.75%, 03/03/2021	2,528
		U.S. Foodservice, Inc.
	2,091	4.50%, 03/31/2019	2,091
			16,022
		Furniture and Related Product Manufacturing - 0.6%
		AOT Bedding Super Holdings LLC
	1,052	4.25%, 10/01/2019	1,052
		Wilsonart International Holding LLC
	2,410	4.00%, 10/31/2019	2,383
			3,435
		Health Care and Social Assistance - 6.5%
		Accellent, Inc.
	1,000	4.50%, 03/12/2021	991
		Alere, Inc.
	280	4.25%, 06/30/2017	280
		American Renal Holdings, Inc.
	1,079	4.50%, 08/20/2019	1,073
	1,430	8.50%, 03/20/2020	1,427
		Ardent Medical Services, Inc.
	494	6.75%, 07/02/2018	494
		Catalent Pharma Solutions, Inc.
	480	6.50%, 12/31/2017	481
		Community Health Systems, Inc.
	3,172	4.25%, 01/27/2021	3,183
		DJO Finance LLC
	805	4.25%, 09/15/2017	804

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 77.4% - (continued)
		Health Care and Social Assistance - 6.5% - (continued)
		DSI Renal, Inc.
	$1,825	04/23/2021 - 10/22/2021 ◊	$1,823
		Ikaria Acquistion, Inc.
	680	5.00%, 02/12/2021	682
	385	8.75%, 02/14/2022	389
		Immucor, Inc.
	490	5.00%, 08/19/2018	490
		IMS Health, Inc.
EUR	535	3.75%, 03/17/2021	745
		Insight Pharmaceuticals LLC
	1,496	6.25%, 08/25/2016	1,494
		InVentiv Health, Inc., 1st Lien Consolidated Term Loan
	2,589	7.50%, 08/04/2016	2,587
		InVentiv Health, Inc., Term Loan B2
	2,169	7.75%, 05/15/2018	2,153
		One Call Medical, Inc.
	2,005	5.00%, 11/27/2020	2,005
		Par Pharmeceutical Cos., Inc.
	342	4.00%, 09/30/2019	340
		Pharmaceutical Product Development, Inc.
	419	4.00%, 12/05/2018	419
		Pharmedium Healthcare Corp.
	400	4.25%, 01/28/2021	396
	580	7.75%, 01/28/2022	583
		Salix Pharmaceuticals Ltd.
	1,600	4.25%, 01/02/2020	1,604
		Sheridan Healthcare, Inc.
	531	4.50%, 06/29/2018	530
	1,210	8.25%, 12/20/2021	1,228
		Truven Health Analytics, Inc.
	934	4.50%, 06/06/2019	927
		US Renal Care, Inc.
	2,405	4.25%, 07/03/2019	2,402
	1,140	8.50%, 07/03/2020	1,147
	666	10.25%, 01/03/2020	674
		Valeant Pharmaceuticals International, Inc.
	3,126	3.75%, 12/11/2019 - 08/05/2020	3,125
			34,476
		Health Care Providers and Services - 0.3%
		CRC Health Corp.
	1,700	5.25%, 03/29/2021	1,697
		Multiplan, Inc.
	109	4.00%, 03/31/2021	109
			1,806
		Information - 10.8%
		Alcatel-Lucent
	5,338	4.50%, 01/30/2019	5,337
		Ancestry.com, Inc.
	3,741	4.50%, 12/28/2018	3,743
		Arris Group, Inc.
	1,682	3.50%, 04/17/2020	1,668
		Cabovisao-Televisao Por Cabo S.A.
	4,045	5.50%, 07/02/2019	4,116
		Emdeon, Inc.
	1,509	3.75%, 11/02/2018	1,506
		First Data Corp.
	4,733	4.15%, 09/24/2018 - 03/24/2021	4,720
		First Data Corp., Extended 1st Lien Term Loan
	3,650	4.15%, 03/23/2018	3,643
		Hyland Software, Inc.
	660	4.75%, 02/19/2021	660
		Infor US, Inc.
EUR	1,585	4.00%, 06/03/2020	2,201
		Kronos, Inc.
	5,408	4.50%, 10/30/2019	5,411
	2,259	9.75%, 04/30/2020 ☼	2,323
		Lawson Software, Inc.
	627	3.75%, 06/03/2020	622
		Level 3 Communications, Inc.
	2,520	4.00%, 08/01/2019 - 01/15/2020	2,520
		Light Tower Fiber LLC
	640	4.00%, 04/13/2020	638
	1,319	8.00%, 04/12/2021	1,327
		MISYS plc
	1,797	5.00%, 12/12/2018	1,806
		Novell, Inc.
	1,214	7.25%, 11/22/2017	1,215
		Peak 10, Inc.
	1,306	7.25%, 10/25/2018	1,319
		RedPrairie Corp.
	2,537	6.00%, 12/21/2018	2,528
		TransFirst Holding, Inc.
	482	4.00%, 12/27/2017	480
	750	7.50%, 06/27/2018	753
		Virgin Media Finance plc
GBP	1,200	4.50%, 06/08/2020	2,025
		Virgin Media Investment Holdings Ltd.
GBP	2,000	06/30/2023◊☼	3,369
		WideOpenWest Finance LLC
	334	4.75%, 04/01/2019	334
		Zayo Group LLC
	2,487	4.00%, 07/02/2019	2,479
			56,743
		Media - 0.3%
		Media General, Inc.
	1,503	4.25%, 07/31/2020	1,503

		Mining - 2.9%
		Arch Coal, Inc.
	12,858	6.25%, 05/16/2018 ☼	12,489
		Fortescue Metals Group Ltd.
	2,670	4.25%, 06/28/2019	2,667
			15,156
		Miscellaneous Manufacturing - 0.8%
		Bombardier Recreational Products, Inc.
	1,595	4.00%, 01/30/2019	1,588
		Hamilton Sundstrand Corp.
	1,237	4.00%, 12/13/2019	1,233
		Sequa Corp.
	1,650	5.25%, 06/19/2017	1,629
			4,450
		Motor Vehicle and Parts Manufacturing - 0.6%
		Navistar, Inc.
	1,915	5.75%, 08/17/2017	1,943
		Tower Automotive Holdings USA LLC
	1,000	4.00%, 04/23/2020	995
			2,938

The accompanying notes are an integral part of these financial statements.

8

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 77.4% - (continued)
		Nonmetallic Mineral Product Manufacturing - 0.4%
		Ardagh Holdings USA, Inc.
	$995	4.00%, 12/17/2019	$991
	893	4.25%, 12/17/2019	890
			1,881
		Other Services - 2.7%
		Alliance Laundry Systems LLC
	989	4.25%, 12/10/2018	988
		Apex Tool Group LLC
	282	4.50%, 01/31/2020	279
		Gardner Denver, Inc.
	5,271	4.25%, 07/30/2020	5,260
EUR	3,206	4.75%, 07/30/2020☼	4,453
		Rexnord LLC
	3,025	4.00%, 08/21/2020	3,010
			13,990
		Petroleum and Coal Products Manufacturing - 4.8%
		Crosby Worldwide Ltd.
	3,242	4.00%, 11/23/2020	3,225
		Endeavour International Corp.
	1,543	8.25%, 11/30/2017	1,520
		Everest Acquisition LLC
	78	3.50%, 05/24/2018	77
		Fieldwood Energy LLC
	1,000	3.88%, 09/28/2018	997
		Ocean Rig ASA
	2,199	6.00%, 03/31/2021	2,221
		Pacific Drilling S.A.
	516	4.50%, 06/03/2018	515
		Peabody Energy Corp.
	3,318	4.25%, 09/24/2020	3,314
		Samson Investment Co.
	1,615	5.00%, 09/25/2018	1,612
		Seadrill Ltd.
	3,436	4.00%, 02/21/2021	3,415
		Shelf Drilling International Holdings Ltd.
	3,435	10.00%, 10/08/2018	3,504
		Templar Energy LLC
	1,740	8.00%, 11/25/2020	1,725
		Western Refining, Inc.
	1,870	4.25%, 11/12/2020	1,870
		Wildhorse Resources LLC
	1,200	7.50%, 12/13/2018	1,213
			25,208
		Pipeline Transportation - 0.7%
		EMG Utica LLC
	535	4.75%, 03/27/2020	537
		EP Energy LLC
	285	4.50%, 04/30/2019	285
		NGPL Pipeco LLC
	223	6.75%, 09/15/2017	220
		Philadelphia Energy Solutions LLC
	2,913	6.25%, 04/04/2018	2,600
			3,642
		Primary Metal Manufacturing - 0.1%
		WireCo WorldGroup, Inc.
	277	6.00%, 02/15/2017	278

		Professional, Scientific and Technical Services - 2.0%
		Advantage Sales & Marketing, Inc.
	2,042	4.25%, 12/18/2017	2,042
	801	8.25%, 06/17/2018	806
		Affinion Group, Inc., Tranche B Term Loan
	3,244	6.75%, 10/09/2016	3,245
		AlixPartners LLP
	293	4.00%, 07/10/2020	292
	141	9.00%, 07/10/2021	143
		MoneyGram International, Inc.
	2,435	4.25%, 03/27/2020	2,371
		Paradigm Ltd., Term Loan B1
	975	4.75%, 07/30/2019	970
		Paradigm Ltd., Term Loan B2
	356	10.50%, 07/30/2020	360
		SunGard Data Systems, Inc.
	427	4.00%, 03/08/2020	428
			10,657
		Real Estate, Rental and Leasing - 0.2%
		Fly Leasing Ltd.
	892	4.50%, 08/09/2019	894
		Realogy Corp., Extended Credit Linked Deposit
	82	4.55%, 10/10/2016	82
			976
		Retail Trade - 4.4%
		Affinia Group, Inc.
	804	4.75%, 04/25/2020	801
		Amscan Holdings, Inc.
	1,801	4.00%, 07/27/2019	1,793
		Cooper-Standard Automotive, Inc.
	890	4.00%, 04/04/2021	887
		Great Atlantic & Pacific Tea Co., Inc.
	1,150	11.00%, 03/13/2017	1,182
		Land's End, Inc.
	4,630	4.25%, 04/04/2021	4,624
		Neiman Marcus (The) Group, Inc.
	4,258	4.25%, 10/25/2020	4,243
		Quikrete (The) Companies, Inc.
	1,582	4.00%, 09/28/2020	1,579
	535	7.00%, 03/26/2021	549
		Rite Aid Corp.
	1,750	4.88%, 06/21/2021	1,767
	725	5.75%, 08/21/2020	738
		Sports (The) Authority, Inc.
	653	7.50%, 11/16/2017	652
		Sprouts Farmers Markets Holdings LLC
	409	4.00%, 04/23/2020	409
		Supervalu, Inc.
	3,554	4.50%, 03/21/2019	3,540
		TI Automotive Ltd.
	455	5.50%, 03/28/2019	457
			23,221
		Services - 0.1%
		Harland Clarke Holdings Corp.
	686	6.00%, 08/04/2019	689

		Soap, Cleaning Compound and Toilet Manufacturing - 0.6%
		Revlon Consumer Products Corp.
	1,796	4.00%, 10/08/2019	1,791

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 77.4% - (continued)
	Soap, Cleaning Compound and Toilet Manufacturing - 0.6% - (continued)
	Spotless Group
$692	5.00%, 10/02/2018	$692
750	8.75%, 04/02/2019	766
		3,249
	Transit and Ground Passenger Transportation - 0.1%
	Emergency Medical Services Corp.
761	4.00%, 05/25/2018	760

	Truck Transportation - 0.4%
	Nexeo Solutions LLC
2,264	5.00%, 09/08/2017 - 09/09/2017	2,257
		2,257
	Utilities - 1.8%
	Calpine Corp.
259	4.00%, 10/31/2020	259
	Dynegy, Inc.
916	4.00%, 04/23/2020	915
	La Frontera Generation LLC
1,244	4.50%, 09/30/2020	1,242
	PowerTeam Services LLC
53	3.68%, 05/06/2020 ☼Б	52
423	4.25%, 05/06/2020	420
665	8.25%, 11/06/2020	657
	Sandy Creek Energy Associates L.P.
1,870	5.00%, 11/09/2020	1,874
	Star West Generation LLC
1,277	4.25%, 03/13/2020	1,277
	Texas Competitive Electric Holdings Co. LLC
3,500	4.74%, 10/10/2017 ☼Ψ	2,637
		9,333
	Wholesale Trade - 0.2%
	Harbor Freight Tools
360	4.75%, 07/26/2019	361
	HD Supply, Inc.
491	4.00%, 06/28/2018	490
		851
	Total Senior Floating Rate Interests
	(Cost $406,043)	$407,783

Exchange Traded Funds - 2.3%
	Other Investment Pools and Funds - 2.3%
44	iShares iBoxx $ High Yield Corporate Bond ETF	$4,130
161	PowerShares Senior Loan Portfolio	3,978
40	SPDR Barclays Short Term High Yield Bond ETF	1,227
60	SPDR Blackstone/GSO Senior Loan ETF	2,995
		12,330
	Total Exchange Traded Funds
	(Cost $12,241)	$12,330

	Total Long-Term Investments
	(Cost $513,742)	$519,396

Short-Term Investments - 3.9%
	Other Investment Pools and Funds - 3.9%
20,365	JP Morgan U.S. Government Money Market Fund	$20,365

	Total Short-Term Investments
	(Cost $20,365)	$20,365

Total Investments
(Cost $534,107) ▲	102.5%	$539,761
Other Assets and Liabilities	(2.5)%	(12,976)
Total Net Assets	100.0%	$526,785

The accompanying notes are an integral part of these financial statements.

10

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $534,107 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,982
Unrealized Depreciation	(1,328)
Net Unrealized Appreciation	$5,654

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $34,862 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2014.

Б	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2014, the aggregate value of the unfunded commitment was $30, which rounds to zero percent of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $66,147, which represents 12.6% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $15,111, which represents 2.9% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014
						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CAD	Buy	05/30/2014	RBC	$30	$30	$–	$–
EUR	Buy	05/30/2014	BCLY	730	732	2	–
EUR	Buy	05/30/2014	GSC	2,201	2,202	1	–
EUR	Sell	05/07/2014	BCLY	730	732	–	(2)
EUR	Sell	05/30/2014	DEUT	42,843	43,013	–	(170)
EUR	Sell	05/05/2014	GSC	1,019	1,019	–	–
EUR	Sell	05/06/2014	GSC	1,183	1,183	–	–
EUR	Sell	05/30/2014	MSC	2,094	2,105	–	(11)
EUR	Sell	05/06/2014	UBS	7	7	–	–
GBP	Sell	05/30/2014	DEUT	13,750	13,825	–	(75)
GBP	Sell	05/30/2014	MSC	2,074	2,081	–	(7)
Total						$3	$(265)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound

Other Abbreviations:
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate High Income Fund

Investment Valuation Hierarchy Level Summary

April 30, 2014 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	99,283	–	99,283	–
Exchange Traded Funds	12,330	12,330	–	–
Senior Floating Rate Interests	407,783	–	407,783	–
Short-Term Investments	20,365	20,365	–	–
Total	$539,761	$32,695	$507,066	$–
Foreign Currency Contracts *	$3	$–	$3	$–
Total	$3	$–	$3	$–
Liabilities:
Foreign Currency Contracts *	$265	$–	$265	$–
Total	$265	$–	$265	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate High Income Fund

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $534,107)	$539,761
Foreign currency on deposit with custodian (cost $6,887)	6,909
Unrealized appreciation on foreign currency contracts	3
Receivables:
Investment securities sold	14,962
Fund shares sold	5,028
Dividends and interest	3,083
Other assets	129
Total assets	569,875
Liabilities:
Unrealized depreciation on foreign currency contracts	265
Bank overdraft	561
Payables:
Investment securities purchased	41,196
Fund shares redeemed	842
Investment management fees	60
Dividends	49
Administrative fees	—
Distribution fees	28
Accrued expenses	31
Other liabilities	58
Total liabilities	43,090
Net assets	$526,785
Summary of Net Assets:
Capital stock and paid-in-capital	$519,693
Undistributed net investment income	41
Accumulated net realized gain	1,699
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	5,352
Net assets	$526,785

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.74/$11.07
Shares outstanding	20,455
Net assets	$219,720
Class C: Net asset value per share	$10.74
Shares outstanding	10,775
Net assets	$115,764
Class I: Net asset value per share	$10.75
Shares outstanding	15,848
Net assets	$170,377
Class R3: Net asset value per share	$10.72
Shares outstanding	258
Net assets	$2,765
Class R4: Net asset value per share	$10.72
Shares outstanding	320
Net assets	$3,426
Class R5: Net asset value per share	$10.72
Shares outstanding	233
Net assets	$2,501
Class Y: Net asset value per share	$10.72
Shares outstanding	1,141
Net assets	$12,232

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate High Income Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2014 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$275
Interest	11,951
Less: Foreign tax withheld	(26)
Total investment income	12,200

Expenses:
Investment management fees	1,601
Administrative services fees
Class R3	3
Class R4	3
Class R5	1
Transfer agent fees
Class A	76
Class C	44
Class I	44
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	238
Class C	506
Class R3	7
Class R4	4
Custodian fees	4
Accounting services fees	41
Registration and filing fees	80
Board of Directors' fees	4
Audit fees	6
Other expenses	19
Total expenses (before waivers)	2,681
Expense waivers	(95)
Total waivers	(95)
Total expenses, net	2,586
Net Investment Income	9,614
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	2,701
Net realized loss on foreign currency contracts	(1,131)
Net realized gain on other foreign currency transactions	116
Net Realized Gain on Investments and Foreign Currency Transactions	1,686
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,532
Net unrealized depreciation of foreign currency contracts	(186)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(128)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	1,218
Net Gain on Investments and Foreign Currency Transactions	2,904
Net Increase in Net Assets Resulting from Operations	$12,518

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate High Income Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$9,614	$9,963
Net realized gain on investments and foreign currency transactions	1,686	1,252
Net unrealized appreciation of investments and foreign currency transactions	1,218	2,355
Net Increase in Net Assets Resulting from Operations	12,518	13,570
Distributions to Shareholders:
From net investment income
Class A	(4,098)	(4,424)
Class C	(1,803)	(2,052)
Class I	(3,315)	(2,553)
Class R3	(54)	(104)
Class R4	(75)	(115)
Class R5	(65)	(122)
Class Y	(254)	(526)
Total from net investment income	(9,664)	(9,896)
From net realized gain on investments
Class A	(498)	(470)
Class C	(265)	(243)
Class I	(394)	(138)
Class R3	(8)	(21)
Class R4	(8)	(21)
Class R5	(9)	(23)
Class Y	(31)	(96)
Total from net realized gain on investments	(1,213)	(1,012)
Total distributions	(10,877)	(10,908)
Capital Share Transactions:
Class A	55,398	116,068
Class C	26,133	64,441
Class I	50,298	103,743
Class R3	196	285
Class R4	769	328
Class R5	62	141
Class Y	1,285	624
Net increase from capital share transactions	134,141	285,630
Net Increase in Net Assets	135,782	288,292
Net Assets:
Beginning of period	391,003	102,711
End of period	$526,785	$391,003
Undistributed (distribution in excess of) net investment income	$41	$91

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate High Income Fund

Notes to Financial Statements

April 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Floating Rate High Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information

17

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs.Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

18

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

19

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the

20

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

21

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$265	$—	$—	$—	$—	$265
Total	$—	$265	$—	$—	$—	$—	$265

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(1,131)	$—	$—	$—	$—	$(1,131)
Total	$—	$(1,131)	$—	$—	$—	$—	$(1,131)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(186)	$—	$—	$—	$—	$(186)
Total	$—	$(186)	$—	$—	$—	$—	$(186)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

22

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$3	$—	$—	$—	$3
Total subject to a master netting or similar arrangement	$3	$—	$—	$—	$3

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$263	$—	$—	$—	$263
Total subject to a master netting or similar arrangement	$263	$—	$—	$—	$263

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a

23

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$10,807	$3,354
Long-Term Capital Gains ‡	83	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,018
Undistributed Long-Term Capital Gain	328
Unrealized Appreciation*	4,147
Total Accumulated Earnings	$5,493

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

24

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund had no reclassifications.

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $2.0 billion	0.6500%
On next $2.5 billion	0.6400%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

25

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.75%

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $355 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

26

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	89%
Class R4	72
Class R5	100*
Class Y	92

*	Percentage amount rounds to 100%.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$315,230	$—	$315,230
Sales Proceeds	183,119	—	183,119

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	9,738	424	(4,996)	5,166	14,447	449	(3,985)	10,911
Amount	$104,462	$4,545	$(53,609)	$55,398	$153,788	$4,767	$(42,487)	$116,068
Class C
Shares	3,868	187	(1,621)	2,434	6,752	211	(911)	6,052
Amount	$41,516	$2,010	$(17,393)	$26,133	$71,912	$2,229	$(9,700)	$64,441
Class I
Shares	10,276	328	(5,917)	4,687	11,673	234	(2,168)	9,739
Amount	$110,317	$3,520	$(63,539)	$50,298	$124,345	$2,492	$(23,094)	$103,743
Class R3
Shares	13	5	—	18	20	12	(5)	27
Amount	$140	$57	$(1)	$196	$212	$124	$(51)	$285
Class R4
Shares	124	7	(58)	73	20	12	(2)	30
Amount	$1,316	$78	$(625)	$769	$219	$131	$(22)	$328
Class R5
Shares	71	6	(71)	6	14	13	(14)	13
Amount	$761	$63	$(762)	$62	$148	$144	$(151)	$141
Class Y
Shares	93	27	—	120	1	59	(1)	59
Amount	$1,000	$285	$—	$1,285	$7	$622	$(5)	$624
Total
Shares	24,183	984	(12,663)	12,504	32,927	990	(7,086)	26,831
Amount	$259,512	$10,558	$(135,929)	$134,141	$350,631	$10,509	$(75,510)	$285,630

27

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

The Hartford Floating Rate High Income Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$10.70	$0.23	$0.07	$0.30	$(0.23)	$(0.03)	$(0.26)	$10.74	2.84	%(D)	$219,720	1.09	%(E)	1.05	%(E)	4.27	%(E)
C	10.70	0.19	0.07	0.26	(0.19)	(0.03)	(0.22)	10.74	2.46	(D)	115,764	1.85	(E)	1.80	(E)	3.53	(E)
I	10.71	0.24	0.07	0.31	(0.24)	(0.03)	(0.27)	10.75	2.96	(D)	170,377	0.83	(E)	0.80	(E)	4.52	(E)
R3	10.68	0.21	0.07	0.28	(0.21)	(0.03)	(0.24)	10.72	2.69	(D)	2,765	1.47	(E)	1.35	(E)	3.98	(E)
R4	10.68	0.23	0.07	0.30	(0.23)	(0.03)	(0.26)	10.72	2.84	(D)	3,426	1.17	(E)	1.05	(E)	4.28	(E)
R5	10.68	0.24	0.08	0.32	(0.25)	(0.03)	(0.28)	10.72	2.99	(D)	2,501	0.87	(E)	0.75	(E)	4.57	(E)
Y	10.68	0.24	0.08	0.32	(0.25)	(0.03)	(0.28)	10.72	2.99	(D)	12,232	0.77	(E)	0.75	(E)	4.58	(E)

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$(0.60)	$10.70	6.78%		$163,631	1.13%		1.05%		4.53%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	(0.52)	10.70	5.98		89,287	1.88		1.80		3.78
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	(0.62)	10.71	7.15		119,549	0.84		0.80		4.73
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	(0.57)	10.68	6.47		2,560	1.50		1.35		4.32
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	(0.60)	10.68	6.79		2,642	1.19		1.05		4.62
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	(0.63)	10.68	7.11		2,427	0.89		0.75		4.93
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	(0.63)	10.68	7.11		10,907	0.80		0.75		4.92

For the Year Ended October 31, 2012
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$–	$(0.64)	$10.60	10.54%		$46,387	1.31%		1.04%		5.93%
C	10.20	0.54	0.42	0.96	(0.56)	–	(0.56)	10.60	9.70		24,263	2.05		1.78		5.18
I	10.20	0.65	0.42	1.07	(0.67)	–	(0.67)	10.60	10.80		15,072	1.05		0.78		6.23
R3	10.20	0.61	0.38	0.99	(0.61)	–	(0.61)	10.58	9.98		2,252	1.72		1.35		5.85
R4	10.20	0.64	0.38	1.02	(0.64)	–	(0.64)	10.58	10.31		2,292	1.42		1.05		6.15
R5	10.20	0.67	0.38	1.05	(0.67)	–	(0.67)	10.58	10.64		2,264	1.12		0.75		6.45
Y	10.20	0.67	0.38	1.05	(0.67)	–	(0.67)	10.58	10.64		10,181	1.02		0.75		6.45

From September 30, 2011 (commencement of operations), through October 31, 2011
A(F)	$10.00	$0.03	$0.20	$0.23	$(0.03)	$–	$(0.03)	$10.20	2.25	%(D)	$6,855	1.29	%(E)	1.00	%(E)	4.72	%(E)
C(F)	10.00	0.03	0.19	0.22	(0.02)	–	(0.02)	10.20	2.19	(D)	3,101	2.07	(E)	1.78	(E)	4.21	(E)
I(F)	10.00	0.04	0.19	0.23	(0.03)	–	(0.03)	10.20	2.28	(D)	2,611	1.05	(E)	0.76	(E)	5.10	(E)
R3(F)	10.00	0.03	0.19	0.22	(0.02)	–	(0.02)	10.20	2.22	(D)	2,044	1.74	(E)	1.35	(E)	4.25	(E)
R4(F)	10.00	0.03	0.20	0.23	(0.03)	–	(0.03)	10.20	2.25	(D)	2,044	1.44	(E)	1.05	(E)	4.55	(E)
R5(F)	10.00	0.04	0.19	0.23	(0.03)	–	(0.03)	10.20	2.28	(D)	2,045	1.14	(E)	0.75	(E)	4.85	(E)
Y(F)	10.00	0.04	0.19	0.23	(0.03)	–	(0.03)	10.20	2.27	(D)	9,195	1.04	(E)	0.75	(E)	4.85	(E)

See Portfolio Turnover information on the next page.

29

The Hartford Floating Rate High Income Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on September 30, 2011.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	40%
For the Year Ended October 31, 2013	59
For the Year Ended October 31, 2012	67
From September 30, 2011 (commencement of operations), through October 31, 2011	–

30

The Hartford Floating Rate High Income Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

31

The Hartford Floating Rate High Income Fund

Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

32

The Hartford Floating Rate High Income Fund

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Floating Rate High Income Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,028.40	$5.28	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class C	$1,000.00	$1,024.60	$9.04	$1,000.00	$1,015.87	$9.00	1.80	181	365
Class I	$1,000.00	$1,029.60	$4.03	$1,000.00	$1,020.83	$4.01	0.80	181	365
Class R3	$1,000.00	$1,026.90	$6.78	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R4	$1,000.00	$1,028.40	$5.28	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class R5	$1,000.00	$1,029.90	$3.77	$1,000.00	$1,021.08	$3.76	0.75	181	365
Class Y	$1,000.00	$1,029.90	$3.77	$1,000.00	$1,021.08	$3.76	0.75	181	365

34

The Hartford Floating Rate High Income Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

The Hartford Floating Rate High Income Fund should not be considered an alternative to CDs or money market funds. The Fund is for investors who are looking to complement their traditional fixed income investments.

35

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-FRHI14 4/14 113975-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD GLOBAL ALL-ASSET FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Global All-Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global All-Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide long-term total return.

Performance Overview 5/28/10 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share chasses.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	Since Inception▲
Global All-Asset A#	4.10%	8.31%	7.75%
Global All-Asset A##	-1.63%	2.35%	6.21%
Global All-Asset C#	3.71%	7.59%	6.97%
Global All-Asset C##	2.71%	6.59%	6.97%
Global All-Asset I#	4.18%	8.57%	8.03%
Global All-Asset R3#	3.95%	8.06%	7.47%
Global All-Asset R4#	4.10%	8.45%	7.79%
Global All-Asset R5#	4.32%	8.71%	8.08%
Global All-Asset Y#	4.29%	8.68%	8.11%
Barclays Global Aggregate Hedged USD Index	2.05%	0.91%	3.87%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	3.90%
Global All-Asset Fund Blended Index	4.20%	9.27%	10.00%
MSCI All Country World Index	5.54%	14.98%	13.78%

†	Not Annualized
▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays Global Aggregate Hedged USD Index represents the global investment-grade fixed-income markets.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Global All-Asset Fund Blended Index is calculated by the Hartford Funds Management Company, LLC (HFMC) and represents the weighted return of 40% Barclays Global Aggregate USD Hedged Index and 60% MSCI All Country World Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

The Fund has changed its benchmark from the Barclays U.S. Aggregate Bond Index to the Barclays Global Aggregate Hedged USD Index. HFMC believes that the Barclays Global Aggregate Hedged USD Index better reflects the Fund’s investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global All-Asset Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Global All-Asset Class A	1.26%	1.38%
Global All-Asset Class C	2.01%	2.12%
Global All-Asset Class I	1.01%	1.09%
Global All-Asset Class R3	1.51%	1.71%
Global All-Asset Class R4	1.21%	1.43%
Global All-Asset Class R5	0.96%	1.10%
Global All-Asset Class Y	0.91%	1.00%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Consolidated Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Scott M. Elliott	Brian M. Garvey	Stephen A. Gorman, CFA
Senior Vice President and Asset Allocation Portfolio Manager	Vice President and Asset Allocation Portfolio Manager	Vice President, Director of Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global All-Asset Fund returned 4.10%, before sales charge, for the six-month period ended April 30, 2014, performing in line with the Fund’s custom benchmark (40% Barclays Global Aggregate Hedged USD Index and 60% MSCI All Country World Index), which returned 4.20% for the same period.  The Barclays Global Aggregate Hedged USD Index and the MSCI All Country World Index returned 2.05% and 5.54%, respectively. The Fund outperformed the 3.35% average return of the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. This rally came despite geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market countries. While these events increased volatility, generally solid economic data, continued accommodative monetary policy from many central banks around the globe, and suggestions of stimulus from the Chinese government were supportive of improved global growth expectations. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

While monetary policy broadly remained supportive, expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that interest rates would remain low, while the U.S. Federal Reserve finally began scaling back its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears. In addition to continued loose monetary policy, geopolitical concerns contributed to a flight to quality in fixed income, pushing bond prices higher in 2014.

The Fund uses multiple levers to generate investment performance. It can invest in equities and fixed income, as well as undertake opportunistic investments in additional asset classes, such as currencies and commodities. The Fund’s performance during the period benefited from security selection in the equity and fixed income portion of the Fund. Exposure to European equities and non-core European debt, particularly cash bond holdings of peripheral countries such as Greece, Portugal, Ireland, and Italy, was additive. Our overweight to emerging markets debt, particularly credit, also contributed to performance relative to the custom benchmark during the period. Positions in dislocated pan-Asian securities, including exposure to South Korean equities via index futures, detracted. Top detractors from relative performance in the equity allocation included our overweight positions to weaker performing Scorpio Tankers and Mattel. From a regional perspective, our overweight position to emerging markets, particularly China and South Korea, hurt relative returns. Fixed income absolute return positions also detracted from relative results. An out-of-benchmark allocation to commodities, achieved through futures contracts in commodities such as gold, platinum, silver, and natural gas, detracted modestly as commodities underperformed the Fund’s custom benchmark.

What is the outlook?

Our outlook, and the resulting positioning, broadly falls into five categories: increasing government activism, reform in Europe, a reversal in terms of trade, rising rates, and tactical opportunities.

We believe that governments are becoming more activist in their approach to economic problems. In our view, the result is an increasing willingness to intervene in asset markets, primarily

3

The Hartford Global All-Asset Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

through extraordinarily loose monetary policy. Accordingly, we believe that the resulting currency devaluations and inflationary pressures are creating broad investment opportunities. We seek to benefit from this dynamic through exposure to precious metals equities and commodities, global inflation-linked bonds, agriculture, and real estate.

We continue to believe that the Eurozone crisis is a deeply transformational event, resulting in sweeping structural changes not unlike those that followed the Asian crisis in the late 1990s. With the region finally emerging from recession, successful reform implementation in the peripheral countries has transformed current account deficits into surpluses while improving their competitiveness. Eventually, these reforms should result in higher productivity, more sustainable economic growth, and a fall in public sector debt levels. In our opinion, all of this would contribute to a favorable environment for European assets and an important investment opportunity across equity and fixed income markets. We ended the period with exposure to European equities and non- core European debt.

Over the past decade, a select group of countries have experienced a dramatic improvement in terms of the value of what they export relative to the value of their imports. These countries have benefited not from producing more, but from seeing the value of their exports rise. Generally speaking, the beneficiaries of this trend are metals producers: Australia, Chile, Peru, and South Africa. Terms of trade is a zero-sum game – for one party to benefit, another must suffer. Today these negative outliers are electronics exporters: Taiwan, South Korea, and Japan. These countries have faced a tremendous headwind. In the case of Taiwan and South Korea, they have grown despite this headwind by improving productivity and efficiency. At period-end, we had positioned the Fund for a reversal of these trends via long exposure to equities in Asia, including those in Taiwan and Korea via index futures and cash securities, and short exposure, via equity index futures and swaps, to equities in Australia, Chile, and South Africa.

While near term rate moves can be difficult to forecast, we continue to believe interest rates will move structurally higher over time. This is due to both rising inflationary pressures and a gradually recovering economy. Our positioning reflects this risk through several exposures that historically perform relatively well in rising rate environments. These include bank loans, which have short reset periods and are less sensitive to rates, and convertibles, which historically have a negative correlation with interest rates given their equity risk. Both of these exposures are achieved via exchange-traded funds.

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Aaa / AAA	7.9%
Aa / AA	10.0
A	1.0
Baa / BBB	4.1
Ba / BB	1.7
B	0.7
Caa / CCC or Lower	0.4
Not Rated	0.8
Non-Debt Securities and Other Short-Term Instruments	74.6
Other Assets and Liabilities	(1.2)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type

as of April 30, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	59.0%
Exchange Traded Funds	3.7
Preferred Stocks	0.3
Warrants	0.1
Total	63.1%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.2%
Corporate Bonds	3.5
Foreign Government Obligations	10.8
Municipal Bonds	0.2
U.S. Government Agencies	3.4
U.S. Government Securities	5.5
Total	26.6%
Short-Term Investments	11.3%
Purchased Options	0.2
Other Assets and Liabilities	(1.2)
Total	100.0%

4

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 3.2%
		Cayman Islands - 0.1%
		OZLM Funding Ltd.
	$285	1.73%, 04/17/2026 ■Δ	$285

		United Kingdom - 0.0%
		Motor plc
	203	1.29%, 02/25/2020 ■	203

		United States - 3.1%
		Ally Automotive Receivables Trust
	250	1.14%, 06/15/2016	251
	302	2.23%, 03/15/2016	304
		Ally Master Owner Trust
	350	1.54%, 09/15/2016	351
		AmeriCredit Automobile Receivables Trust
	425	2.64%, 10/10/2017	437
	425	6.65%, 07/17/2017	426
		ARI Fleet Lease Trust
	377	0.45%, 01/15/2021 ■Δ	377
		Avis Budget Rental Car Funding AESOP LLC
	180	4.64%, 05/20/2016 ■	186
		Banc of America Mortgage Securities
	98	2.82%, 04/25/2034 Δ	99
		Bear Stearns Adjustable Rate Mortgage Trust
	418	2.71%, 07/25/2036 Δ	343
		Bear Stearns Asset Backed Securities
	588	6.00%, 11/25/2035	509
		Bear Stearns Commercial Mortgage Securities, Inc.
	264	4.67%, 06/11/2041	272
	375	5.44%, 03/11/2039 Δ	399
	350	5.72%, 06/11/2040 Δ	392
		Cabela's Master Credit Card Trust
	425	0.80%, 08/16/2021 ■Δ	429
		Connecticut Avenue Securities Series
	340	1.75%, 01/25/2024 Δ	345
	330	5.40%, 10/25/2023 Δ	383
		Countrywide Alternative Loan Trust
	596	5.25%, 08/25/2035	536
		Countrywide Home Loans, Inc.
	400	2.67%, 09/25/2047 Δ	352
		Credit Acceptance Automotive Loan Trust
	250	2.29%, 04/15/2022 ■	251
		Dryden Senior Loan Fund
	350	1.71%, 07/15/2026 ■☼Δ	350
		First Investors Automotive Owner Trust
	364	1.23%, 03/15/2019 ■	366
		Ford Credit Floorplan Master Owner Trust
	425	0.74%, 09/15/2016	426
		FREMF Mortgage Trust
	45	3.82%, 06/25/2047 ■Δ	46
		GE Dealer Floorplan Master Note Trust
	425	0.64%, 06/20/2017 Δ	426
		GE Equipment Transportation LLC
	100	1.31%, 09/24/2020	100
		GSR Mortgage Loan Trust
	424	2.62%, 03/25/2047 Δ	368
	240	2.65%, 09/25/2035 Δ	243
	172	4.85%, 01/25/2035 Δ	171
		JP Morgan Chase Commercial Mortgage Securities Corp.
	380	5.24%, 12/15/2044 Δ	400
	375	5.84%, 04/15/2045 Δ	407
		JP Morgan Mortgage Acquistion Corp
	321	5.50%, 11/25/2036 Δ	325
		LB-UBS Commercial Mortgage Trust
	371	5.43%, 02/15/2040	408
	375	6.14%, 04/15/2041 Δ	428
		Mastr Asset Backed Securities Trust
	370	0.78%, 03/25/2035 Δ	356
		Morgan Stanley Capital I
	361	5.64%, 10/15/2042 Δ	383
		MortgageIT Trust
	359	0.45%, 08/25/2035 Δ	337
	344	0.47%, 02/25/2035 Δ	333
		Nationstar Agency Advance Funding Trust
	450	1.89%, 02/18/2048 ■	438
		Opteum Mortgage Acceptance Corp.
	410	0.58%, 04/25/2035 Δ	379
		Option One Mortgage Loan Trust
	351	0.36%, 12/25/2035 Δ	345
	145	0.65%, 02/25/2035 Δ	143
		Residential Funding Mortgage Securities
	397	3.21%, 02/25/2036 Δ	355
		Santander Drive Automotive Receivables Trust
	425	3.01%, 04/16/2018	437
	420	3.78%, 11/15/2017	433
	425	3.82%, 08/15/2017	435
		Springleaf Funding Trust
	155	2.41%, 12/15/2022 ■	155
		Structured Agency Credit Risk Debt Notes
	330	4.65%, 02/25/2024 Δ	365
		Structured Asset Securities Corp.
	173	0.30%, 02/25/2036 Δ	170
		Thornburg Mortgage Securities Trust
	339	2.25%, 04/25/2045 Δ	340
		Wachovia Bank Commercial Mortgage Trust
	170	5.24%, 10/15/2044 ■Δ	170
	380	5.59%, 03/15/2042 ■Δ	388
			17,068
		Total Asset and Commercial Mortgage Backed Securities
		(Cost $17,525)	$17,556

Corporate Bonds - 3.5%
		Australia - 0.1%
		QBE Insurance Group Ltd.
GBP	150	7.50%, 05/24/2041 §	281

		Austria - 0.1%
		Raiffeisen Bank International AG
EUR	200	4.50%, 02/21/2025 §	273
		UNIQA Insurance Group AG
EUR	300	6.88%, 07/31/2043 §	479
			752
		Bermuda - 0.0%
		Digicel Ltd.
	200	8.25%, 09/01/2017 §	$208

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 3.5% - (continued)
		Brazil - 0.1%
		Cosan Overseas Ltd.
	$225	8.25%, 11/05/2015 §♠	$230
		Odebrecht Finance Ltd.
	242	7.50%, 09/14/2015 §♠	248
			478
		British Virgin Islands - 0.1%
		Studio City Finance Ltd.
	350	8.50%, 12/01/2020 §	390

		Canada - 0.1%
		Pacific Rubiales Energy Corp.
	350	7.25%, 12/12/2021 §	382

		Cayman Islands - 0.0%
		Aquarius Invest. Plc Swiss Reinsurance Co., Ltd.
	200	6.38%, 09/01/2024 §	212

		Chile - 0.0%
		Cencosud S.A.
	250	5.50%, 01/20/2021 §	260

		China - 0.1%
		CNOOC Finance 2012 Ltd.
	350	3.88%, 05/02/2022 §	346
		Shimao Property Holding Ltd.
	170	9.65%, 08/03/2017 §	180
			526
		Colombia - 0.1%
		Bancolombia S.A.
	337	6.13%, 07/26/2020	361
		Empresa de Energia de Bogota
	300	6.13%, 11/10/2021 §	321
			682
		Denmark - 0.1%
		Danske Bank A/S
EUR	200	5.75%, 10/31/2049 §	284

		France - 0.2%
		AXA S.A.
	125	6.46%, 12/14/2018 §♠	134
GBP	125	6.77%, 10/29/2049	231
		BPCE S.A.
	500	5.15%, 07/21/2024 §	508
		Credit Agricole S.A.
	250	8.13%, 09/19/2033 §	289
			1,162
		Germany - 0.1%
		Commerzbank AG
	350	8.13%, 09/19/2023 §	409
		Muenchener Rueckversicherungs
GBP	200	6.63%, 05/26/2042 §	390
			799
		Hong Kong - 0.1%
		Hongkong (The) Land Finance Co., Ltd.
	165	4.50%, 10/07/2025	166
		Hutchison Whampoa International Ltd.
	232	6.00%, 10/28/2015 ■♠	245
		Li & Fung Ltd.
	168	5.25%, 05/13/2020 §	180
			591
		India - 0.1%
		ICICI Bank Ltd.
	275	5.75%, 11/16/2020 §	294
		Reliance Holdings USA, Inc.
	325	5.40%, 02/14/2022 §	340
			634
		Indonesia - 0.0%
		Adaro Indonesia PT
	225	7.63%, 10/22/2019 §	237

		Ireland - 0.1%
		Baggot Securities Ltd.
EUR	250	10.24%, 12/29/2049 §	380
		MTS International Funding Ltd.
	175	8.63%, 06/22/2020 §	198
			578
		Israel - 0.1%
		Teva Pharmaceuticals Finance LLC
	300	6.15%, 02/01/2036 ‡	352

		Italy - 0.2%
		Banca Carige S.p.A.
EUR	125	3.75%, 11/25/2016	180
		Banca Popolare di Lodi Investors Trust III
EUR	175	6.74%, 06/29/2049	246
		Intesa Sanpaolo S.p.A.
EUR	200	9.50%, 10/29/2049 §	309
		UniCredit S.p.A.
EUR	175	9.38%, 07/29/2049 §	286
			1,021
		Japan - 0.1%
		Sumitomo Life Insurance Co.
	350	6.50%, 09/20/2073 §	403

		Kazakhstan - 0.1%
		HSBK Europe B.V.
	377	7.25%, 05/03/2017 §	398

		Luxembourg - 0.1%
		Gaz Capital S.A.
	225	9.25%, 04/23/2019 §	258
		VTB Capital S.A.
	294	6.88%, 05/29/2018 §	294
			552
		Mexico - 0.1%
		Banco Santander S.A.
	400	4.13%, 11/09/2022 §	398

		Netherlands - 0.3%
		Indosat Palapa Co. B.V.
	230	7.38%, 07/29/2020 §	248
		ING Bank N.V.
EUR	175	3.63%, 02/25/2026 §	247
	475	4.13%, 11/21/2023 §	483

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 3.5% - (continued)
		Netherlands - 0.3% - (continued)
		Stichting AK Rabobank Certificaten
EUR	275	6.50%, 12/29/2049 §	$412
			1,390
		Peru - 0.1%
		Banco de Credito del Peru/Panama
	391	5.38%, 09/16/2020 §	417

		Portugal - 0.0%
		Banco Espirito Santo S.A.
EUR	100	4.00%, 01/21/2019 §	144

		Qatar (State of) - 0.0%
		CBQ Finance Ltd.
	189	7.50%, 11/18/2019 ■	225

		Russia - 0.0%
		Gazprombank OJSC Via GPB Eurobond
	250	7.88%, 04/25/2018 §♠Δ	233

		Singapore - 0.1%
		DBS Bank Ltd.
	400	3.63%, 09/21/2022 §	409

		South Korea - 0.1%
		Korea Hydro & Nuclear Power Co., Ltd.
	225	4.75%, 07/13/2021 §	246
		Posco
	402	4.25%, 10/28/2020 ■	421
			667
		Spain - 0.2%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	200	7.00%, 12/29/2049 §	287
	400	9.00%, 05/09/2018 ♠	442
		CaixaBank S.A.
EUR	200	5.00%, 11/14/2023 §	298
			1,027
		Switzerland - 0.1%
		Credit Suisse AG
EUR	200	5.75%, 09/18/2025 §	308
		UBS AG
	275	4.75%, 05/22/2023 §	282
			590
		Thailand - 0.1%
		PTT plc
	300	3.38%, 10/25/2022 ■	281

		Turkey - 0.0%
		Yapi ve Kredi Bankasi
	275	4.00%, 01/22/2020 §	255

		United Arab Emirates - 0.1%
		DP World Ltd.
	200	6.85%, 07/02/2037 ■	217
		Taqa Abu Dhabi National Energy Co.
	138	5.88%, 10/27/2016 ■	153
			370
		United Kingdom - 0.3%
		Aviva plc
GBP	150	5.90%, 07/27/2020 ♠	261
		Barclays Bank plc
EUR	350	8.00%, 12/15/2049	517
		Lloyds Bank plc
	250	6.50%, 09/14/2020 §	288
		Royal Bank of Scotland Group plc
	275	6.13%, 12/15/2022	293
		Standard Bank plc
	130	8.13%, 12/02/2019	150
		Vedanta Resources plc
	168	9.50%, 07/18/2018 §	189
			1,698
		Total Corporate Bonds
		(Cost $19,088)	$19,286

Foreign Government Obligations - 10.8%
		Brazil - 0.4%
		Brazil (Republic of)
BRL	4,552	6.00%, 08/15/2022 ◄	$2,015

		Colombia - 0.2%
		Colombia (Republic of)
COP	2,041,749	3.00%, 03/25/2033 ◄	923

		Germany - 1.9%
		Germany (Federal Republic of)
EUR	7,417	0.10%, 04/15/2023 ◄	10,442

		Greece - 0.5%
		Greece (Republic of)
EUR	2,220	2.00%, 02/24/2028 - 02/24/2042 §	2,090
EUR	25,200	16.16%, 10/15/2042 ○☼	483
			2,573
		Ireland - 0.5%
		Ireland (Republic of)
EUR	945	4.50%, 10/18/2018	1,503
EUR	725	5.90%, 10/18/2019	1,239
			2,742
		Italy - 1.2%
		Italy (Republic of)
EUR	1,325	2.10%, 09/15/2017 ◄§	1,945
EUR	1,535	2.55%, 09/15/2041 ◄§	2,111
EUR	1,700	4.75%, 05/01/2017	2,604
			6,660
		Japan - 2.0%
		Japan (Government of)
JPY	1,018,568	0.10%, 09/10/2023 ◄	10,869

		Mexico - 0.4%
		Mexican Udibonos
MXN	22,170	4.50%, 11/22/2035 ◄	1,927
		United Mexican States
	426	6.05%, 01/11/2040	492
			2,419
		New Zealand - 1.2%
		New Zealand (Government of)
NZD	3,612	2.00%, 09/20/2025 ◄	2,938
NZD	2,017	3.00%, 09/20/2030 ◄	1,766
NZD	1,926	4.50%, 02/15/2016 ◄	1,739
			6,443

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 10.8% - (continued)
		Norway - 1.1%
		Norway (Kingdom of)
NOK	39,410	2.00%, 05/24/2023	$6,256

		Portugal - 0.5%
		Portugal (Republic of)
EUR	1,525	3.85%, 04/15/2021 ■	2,220
EUR	350	4.75%, 06/14/2019 ■	536
			2,756
		South Korea - 0.5%
		Korea (Republic of)
KRW	2,914,130	1.13%, 06/10/2023 ◄	2,764

		Sweden - 0.4%
		Sweden (Kingdom of)
SEK	6,925	3.50%, 06/01/2022	1,200
SEK	4,941	3.50%, 12/01/2028 ◄	1,044
			2,244
		Total Foreign Government Obligations
		(Cost $55,407)	$59,106

Municipal Bonds - 0.2%
		United States - 0.2%
		Puerto Rico (Commonwealth of) GO
	$1,120	8.00%, 07/01/2035	$1,038

		Total Municipal Bonds
		(Cost $1,042)	$1,038

U.S. Government Agencies - 3.4%
		United States - 3.4%
		FHLMC
	$400	3.00%, 05/15/2044 ☼	$389
	900	4.00%, 05/15/2044 ☼	942
			1,331
		FNMA
	2,000	3.00%, 05/15/2044 ☼	1,949
	346	3.37%, 07/01/2025	348
	2,700	3.50%, 05/15/2029 - 05/15/2044 ☼	2,778
	197	3.65%, 08/01/2023	206
	298	3.78%, 10/01/2023	314
	199	3.81%, 11/01/2023	209
	2,587	4.00%, 05/15/2029 - 05/15/2044 ☼	2,724
	600	4.50%, 05/15/2044 ☼	644
	400	5.00%, 05/15/2044 ☼	439
	200	5.50%, 05/15/2044 ☼	221
	100	6.00%, 05/15/2044 ☼	112
			9,944
		GNMA
	4,400	4.00%, 05/15/2044 ☼	4,656
	800	4.50%, 04/15/2044 ☼	867
	800	5.50%, 05/15/2044 ☼	888
	1,000	6.00%, 05/15/2044 ☼	1,119
			7,530
		Total U.S. Government Agencies
		(Cost $18,763)	$18,805

U.S. Government Securities - 5.5%
		United States - 5.5%
		U.S. Treasury Bonds
	$1,475	0.63%, 02/15/2043 ◄‡	$1,308
	1,900	3.38%, 04/15/2032 ◄‡	3,541
			4,849
		U.S. Treasury Notes
	24,500	0.13%, 04/15/2018 - 01/15/2023 ◄‡	25,388

		Total U.S. Government Securities
		(Cost $30,604)	$30,237

Common Stocks - 59.0%
		Australia - 1.2%
	111	Beach Energy Ltd.	$177
	31	Buru Energy Ltd. ●	34
	16	Carsales.Com Ltd.	158
	107	Challenger Financial Services Group Ltd.	707
	22	Computershare Ltd.	252
	28	Dexus Property Group REIT	29
	48	Dick Smith Holdings Ltd. ●	97
	30	Domino's Pizza Enterprises Ltd.	545
	448	Evolution Mining Ltd.	358
	10	Federation Centres	23
	11	Goodman Group REIT	53
	15	Karoon Gas Australia Ltd. ●†	35
	182	Kingsgate Consolidated Ltd.	152
	324	Medusa Mining Ltd.	544
	27	Mirvac Group REIT	44
	607	Northern Star Resources Ltd.	663
	19	NuFarm Ltd.	74
	25	Oil Search Ltd.	206
	42	Orora Ltd.	54
	5	REA Group, Ltd.	219
	366	Regis Resources Ltd.	830
	7	Santos Ltd.	89
	20	Seek Ltd.	320
	13	Stockland REIT	46
	187	Treasury Wine Estates Ltd.	666
	4	Westfield Group REIT	37
	10	Woolworths Ltd.	365
			6,777
		Austria - 0.3%
	15	Erste Group Bank AG	492
	44	Wienerberger AG	815
	15	Zumbotel AG	315
			1,622
		Belgium - 0.4%
	9	Ageas	378
	6	Anheuser-Busch InBev N.V.	674
	3	Anheuser-Busch InBev N.V. ADR	285
	9	KBC Groep N.V.	554
	2	UCB S.A.	189
	1	Umicore S.A.	34
			2,114
		Brazil - 0.8%
	41	Ambev S.A.	294
	63	Banco ABC Brasil S.A.	369
	62	Banco do Estado do Rio Grande do Sul S.A.	357
	62	BR Malls Participacoes S.A.	537
	9	BRF Brasil Foods S.A. ADR	212

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 59.0% - (continued)
	Brazil - 0.8% - (continued)
16	BRF S.A.	$365
30	CETIP S.A. - Mercados Organizado	383
6	Cia de Saneamento Basico do Estado de Sao Paulo	59
7	Cosan Ltd.	90
54	Cyrela Brazil Realty S.A.	326
52	Itau Unibanco Banco Multiplo S.A. ADR	856
20	Itausa - Investimentos Itau S.A.	86
—	Itausa-Investimentos Itau S.A.	2
7	Minerva S.A. ●	31
20	Petroleo Brasileiro S.A. ADR	278
10	SLC Agricola S.A.	79
		4,324
	British Virgin Islands - 0.2%
77	Atlas Mara Co-Nvest Ltd. ⌂●†	787

	Canada - 2.5%
5	Agrium, Inc.	506
3	Allied Properties REIT	84
12	Artis REIT	168
18	AuRico Gold, Inc.	76
310	Banro Corp. ●	133
3	BCE, Inc.	123
3	Bell Aliant, Inc.	84
4	Boardwalk REIT	220
2	Calfrac Well Services, Ltd.	55
20	Cameco Corp.	436
10	Canadian Apartment Properties REIT	193
18	Canadian Imperial Bank of Commerce	1,619
4	Canadian REIT	161
28	Centerra Gold, Inc.	146
—	Colossus Minerals, Inc. ⌂●	7
7	Cominar REIT	119
19	Continental Gold Ltd. ●	66
10	Continental Gold Ltd. Private Placement ●	35
4	Dundee REIT	116
16	EcoSynthetix, Inc. ●	37
9	Enbridge, Inc.	457
7	EnCana Corp. ADR	158
17	First National Financial Corp.	380
16	Genworth MI Canada, Inc.	555
8	H&R Real Estate Investment Trust	164
29	Home Capital Group, Inc.	1,218
1	Imax Corp. ●	34
6	Imperial Oil Ltd.	307
4	Lululemon Athletica, Inc. ●	204
3	MEG Energy Corp. ●	104
2	Methanex Corp. ADR	136
39	National Bank of Canada	1,624
46	Nevsun Resources Ltd.	168
6	Northern Property Real Estate Investment Trust	154
15	Potash Corp. of Saskatchewan, Inc.	527
5	Precision Drilling Corp.	64
5	Quebecor, Inc.	128
79	Rubicon Minerals Corp. ●	86
9	Russel Metals, Inc.	256
28	Sandstorm Gold Ltd. ●	153
253	Semafo, Inc.	945
27	Sunopta, Inc. ●	320
2	Telus Corp.	84
2	Tourmaline Oil Corp. ●	123
27	Trican Well Service Ltd.	385
6	Veresen, Inc.	86
18	Western Energy Services Corp.	187
46	Yamana Gold, Inc.	344
		13,735
	Cayman Islands - 0.1%
100	Boyaa Interactive International Ltd. ●	104
7	Green Dragon Gas Ltd. ●	69
153	HC International, Inc. ●	353
132	Hilong Holdings Ltd.	69
		595
	Chile - 0.0%
3	Sociedad Quimica Y Minera de Chile S.A. ADR	93

	China - 2.4%
23	21Vianet Group, Inc. ADR ●	545
288	Air China Ltd.	164
1	Baidu, Inc. ADR ●	192
528	BBMG Corp.	371
66	China Bluechemical Ltd.	35
18	China Mobile Ltd.	170
132	China Pacific Insurance Co., Ltd.	416
65	China Shanshui Cement Group	25
192	China Unicom Ltd.	294
57	ChinaCache International Holdings Ltd. ADR ⌂●†	732
46	CNOOC Ltd.	76
514	Dongfeng Motor Group Co., Ltd.	687
4	ENN Energy Holdings Ltd.	31
1,819	GOME Electrical Appliances Holdings Ltd.	344
913	Guangdong Investment Ltd.	992
1,942	Huabao International Holdings Ltd.	920
881	Intime Retail Group Co., Ltd.	865
513	Lenovo Group Ltd.	585
18	Mandarin Oriental International Ltd.	32
2,373	Maoye International Holdings	341
13	NetEase, Inc. ADR	861
33	New Oriental Education & Technology Group, Inc. ADR	794
7	NQ Mobile, Inc. ADR ●	85
730	PetroChina Co., Ltd.	842
52	Phoenix New Media Ltd. ADR ●	482
298	Sunny Optical Technology Group	349
30	Tencent Holdings Ltd.	1,896
241	Zhaojin Mining Industry Co., Ltd.	145
		13,271
	Cyprus - 0.0%
—	QIWI plc ADR	10

	Denmark - 0.2%
2	DSV A/S	76
1	Gronlandsbanken	112
2	H. Lundbeck A/S	71
74	Spar Nord Bank A/S	835
		1,094
	Egypt - 0.2%
863	Centamin plc ●	944

	Finland - 0.1%
4	Elisa Oyj	122

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 59.0% - (continued)
	Finland - 0.1% - (continued)
2	Kemira OYJ	$38
1	Kone Oyj Class B	36
2	Tikkurila Oyj	56
		252
	France - 3.8%
6	Aeroports de Paris	746
25	Air France ●	361
1	Arkema S.A.	75
40	AXA S.A.	1,057
50	BNP Paribas	3,723
9	Carrefour S.A.	364
1	Cie Generale d'Optique Essilor International S.A.	101
38	Compagnie De Saint-Gobain	2,301
55	Credit Agricole S.A.	865
7	GDF Suez	174
—	Gecina S.A. REIT	19
154	Groupe Eurotunnel S.A.	2,069
7	Havas S.A.	58
7	Lafarge S.A.	599
1	LVMH Moet Hennessy Louis Vuitton S.A.	272
3	Naturex	280
—	Norbert Dentressangle S.A.	57
7	Rexel S.A.	175
7	S.A. Des Ciments Vicat ●	626
—	Safran S.A.	18
21	Societe Generale Class A	1,330
75	Suez Environment S.A.	1,479
1	Technip S.A.	59
—	Unibail Rodamco REIT	97
27	Vallourec S.A.	1,580
28	Vinci S.A.	2,118
		20,603
	Germany - 1.8%
1	Alstria Office REIT AG	13
4	Bayerische Motoren Werke (BMW) AG	441
4	Baywa AG	228
3	Beiersdorf AG	302
5	Bilfinger Berger AG ●	542
1	Brenntag AG	219
1	Deutsche Annington Immobile ●	30
5	Deutsche Telekom AG	79
40	Deutsche Wohnen A.G.	859
38	Deutsche Wohnen AG ●	804
8	E.On SE	146
24	Freenet AG	834
2	Gagfah S.A. ●	29
3	HeidelbergCement AG	299
8	Hornbach Holding AG	754
18	Leg Immobilien GmbH	1,197
1	Linde AG	180
14	Rheinmetall AG	948
23	Rhoen-Klinikum AG	741
23	ThyssenKrupp AG	659
40	TUI AG	659
		9,963
	Greece - 0.9%
569	Alpha Bank A.E. ●	551
634	Eurobank Ergasias S.A. ●☼	361
3	EuroBank Properties REIT	32
88	Frigoglass S.A.	507
105	Hellenic Telecommunications Organization S.A.	1,683
92	Opap S.A.	1,472
197	Piraeus Bank S.A. ●	466
10	Tsakos Energy Navigation Ltd.	71
		5,143
	Hong Kong - 1.3%
66	AAC Technologies Holdings, Inc.	368
89	AIA Group Ltd.	432
295	Asian Citrus Holdings Ltd.	61
27	ASM Pacific Technology Ltd.	301
304	Baoxin Automotive Group Ltd.	230
3	Cheung Kong Holdings Ltd.	56
18	Cheung Kong Infrastructure Holdings Ltd.	115
813	China Lesso Group Holdings Ltd.	433
544	China Resources Cement	379
31	China Resources Enterprise	88
90	China Resources Gas Group LT	267
51	Esprit Holdings Ltd.	84
127	Fosun International	154
103	Goldpac Group Ltd. ●	94
11	Great Eagle Holdings Ltd.	38
66	Hong Kong & China Gas Co., Ltd.	152
1,280	Huadian Fuxin Energy Corp. Ltd. ●	599
240	Ju Teng International Holdings	178
45	Kunlun Energy Co., Ltd.	70
78	Lifestyle International Holdings Ltd.	152
4	Lifestyle Properties Development Ltd. ●	1
2	Link (The) REIT	12
98	MGM China Holdings Ltd.	343
331	MOBI Development Co., Ltd.	74
618	Mongolian Mining Corp. ●	51
49	Nine Dragons Paper Holdings	32
12	Orient Overseas International Ltd.	57
199	Pacific Basin Shipping	116
34	Phoenix Healthcare Group Co., Ltd. ●	51
161	Samsonite International S.A.	511
21	Sands China Ltd.	156
167	Shanghai Industrial Holdings Ltd.	518
71	Sinopec Engineering (Group) Co., Ltd.	79
390	Skyworth Digital Holdings Ltd.	187
2	Sun Hung Kai Properties Ltd.	23
1,620	Tongda Group Holdings Ltd.	185
809	Xingda International Holdings	357
		7,004
	India - 0.3%
15	Bharti Airtel Ltd.	80
13	HCL Technologies Ltd.	313
28	Idea Cellular Ltd. ●	63
58	ITC Ltd.	326
40	Jyothy Laboratories Ltd.	125
8	Reliance Industries Ltd.	120
17	Tata Consultancy Services Ltd.	616
		1,643
	Indonesia - 0.0%
247	Bank Tabungan Pensiunan Nasional Tbk ●	87

	Ireland - 1.3%
1	Allegion plc	45
256	C&C Group plc	1,523
4	Covidien plc	288

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 59.0% - (continued)
	Ireland - 1.3% - (continued)
61	CRH plc	$1,776
33	Glanbia plc	494
6	Greencore Group plc	25
31	Kingspan Group plc	587
9	Paddy Power plc	658
13	Ryanair Holdings plc ADR ●	699
39	Smurfit Kappa Group plc	872
		6,967
	Israel - 0.8%
11	Azrieli Group	385
68	Bezeq Israeli Telecommunication Corp., Ltd.	122
23	Delek Automotive Systems Ltd.	233
146	Harel Insurance Investements	833
1	Israel Corp., Ltd. ●	488
277	Israel Discount Bank ●	495
69	Mizrahi Tefahot Bank Ltd.	918
18	Teva Pharmaceutical Industries Ltd. ADR	895
		4,369
	Italy - 0.7%
6	Banca Generali S.p.A.	193
14	Beni Stabili S.p.A.	12
34	De'Longhi S.p.A.	737
12	DiaSorin S.p.A.	493
—	EI Towers S.p.A.	14
46	Enel Green Power S.p.A.	131
90	Finmeccanica S.p.A.	837
79	Pirelli & Co. S.p.A.	1,337
16	Snam S.p.A.	93
10	World Duty Free S.p.A. ●	136
		3,983
	Japan - 4.4%
3	3-D Matrix, Ltd. ●☼	90
9	Aisin Seiki Co., Ltd.	304
17	Amada Co., Ltd.	123
10	Asahi Group Holdings Ltd.	287
8	Asahi Kasei Corp.	54
8	Astellas Pharma, Inc.	90
10	CyberAgent, Inc. ☼	396
22	Daifuku Co., Ltd. ☼	254
8	Daiichi Sankyo Co., Ltd.	126
1	Daito Trust Construction Co., Ltd.	55
5	Dentsu, Inc.	209
7	Digital Garage, Inc. ☼	98
10	DMG Mori Seiki Co., Ltd.	126
7	DTS Corp. ☼	114
3	Eisai Co., Ltd.	108
7	Fuji Media Holdings, Inc.	111
7	Fuji Photo Film Co., Ltd.	182
8	GMO Payment Gateway, Inc. ☼	248
2	Hikari Tsushin, Inc. ☼	126
67	Hitachi Ltd. ☼	479
41	Hitachi Metals Ltd.	559
—	Industrial & Infrastructure Fund Investment Corp. REIT	59
11	Infomart Corp. ☼	177
27	Inpex Corp.	391
6	Iriso Electronics Co., Ltd. ☼	277
112	Isuzu Motors Ltd.	650
10	Itochu Techno-Solutions Corp. ☼	421
20	Japan Radio Co., Ltd. ☼	78
25	Japan Tobacco, Inc.	834
7	JSR Corp.	120
164	JX Holdings, Inc.	850
14	KDDI Corp.	772
18	Komatsu Ltd.	403
16	K's Holdings Corp.	453
7	Kyocera Corp.	320
28	M3, Inc.	383
60	Makino Milling Machine Co.	447
7	Mimaki Engineering Co., Ltd. ☼	67
7	Mitsubishi Chemical Holdings	28
5	Mitsubishi Electric Corp.	57
13	Mitsubishi Estate Co., Ltd.	295
11	Mitsubishi Heavy Industries Ltd.	58
118	Mitsubishi UFJ Financial Group, Inc.	626
12	Mitsui Chemicals, Inc.	29
3	Mitsui Fudosan Co., Ltd.	95
85	Mitsui O.S.K. Lines Ltd.	284
19	Net One Systems Co., Ltd.	155
4	Nidec Corp. ☼	223
8	Nippon Ceramic Co., Ltd. ☼	130
3	Nippon Paint Co., Ltd	46
4	Nippon Shokubai Co., Ltd.	46
19	Nippon Telegraph & Telephone Corp.	1,028
5	Nippon Telegraph & Telephone Corp. ADR	127
103	Nissan Motor Co., Ltd.	887
10	NSD Co., Ltd. ☼	126
4	Obara Group, Inc. ☼	143
22	OBIC Co., Ltd. ☼	660
15	Okuma Corp.	128
2	Olympus Corp.	58
1	Ono Pharmaceutical Co., Ltd.	71
—	Orix Jreit Inc	42
18	Osaka Gas Co., Ltd.	67
5	PanaHome Corp.	31
39	Rakuten, Inc.	506
3	Roland Corp. ☼	103
6	Sata Holdings, Corp. ☼	124
7	Seven & I Holdings Co., Ltd.	292
2	Shin-Etsu Chemical Co., Ltd.	88
29	Shionogi & Co., Ltd.	507
2	SoftBank Corp. ☼	149
48	Sony Financial Holdings, Inc.	767
4	Start Today Co., Ltd. ☼	92
12	Sumisho Computer Systems Corp.	317
14	Sumitomo Mitsui Financial Group, Inc.	550
1	Sumitomo Realty & Development Co., Ltd.	43
1	Sysmex Corp.	29
54	T&D Holdings, Inc.	648
19	Tachi-S Co., Ltd.	296
6	THK Co., Ltd.	118
14	Tokio Marine Holdings, Inc.	401
18	Tokyo Gas Co., Ltd.	92
26	Tokyo Ohka Kogyo Co., Ltd.	602
17	Toyo Suisan Kaisha Ltd.	537
15	Toyota Industries Corp.	692
6	Toyota Motor Corp.	313
10	Tsugami Corp.	57
2	Tsuruha Holdings, Inc.	221
4	TV Asahi Holdings Corp.	65

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 59.0% - (continued)
	Japan - 4.4% - (continued)
3	Zuiko Corp. ☼	$175
		24,065
	Jersey - 0.1%
3	Randgold Resources Ltd. ADR	274

	Kenya - 0.0%
349	Safaricom Ltd.	53

	Luxembourg - 0.1%
5	Intelsat S.A. ●	91
1	Nielsen Holdings N.V.	64
6	SES Global	208
4	SES Global S.A.	143
		506
	Malaysia - 0.3%
1,622	AirAsia Berhad	1,103
36	Axiata Group Berhad	75
364	IGB REIT	129
304	MY EG Services BHD ☼	257
		1,564
	Mauritius - 0.0%
96	Golden Agri Resources Ltd.	47

	Mexico - 0.0%
13	Concentradora Fibra Hotelera	22
8	Corporacion Inmobiliaria Vesta S. de RL de C.V.	16
10	Mexichem S.A.B. de C.V.	36
		74
	Netherlands - 1.7%
2	Airbus Group N.V.	127
17	Akzo Nobel N.V.	1,319
76	Delta Lloyd N.V.	1,989
10	Heineken N.V.	674
156	ING Groep N.V. ●	2,228
49	Koninklijke (Royal) KPN N.V.	174
14	NXP Semiconductors N.V. ●	823
13	Royal Dutch Shell plc ☼	511
2	Unilever N.V.	68
50	Wolters Kluwer N.V.	1,387
		9,300
	Norway - 0.5%
40	DNB ASA	705
207	Norwegian Property ASA	263
71	SpareBank 1 SR Bank ASA	686
90	Storebrand ASA	505
11	Telenor ASA	266
4	Yara International ASA	169
		2,594
	Panama - 0.0%
4	Avianca Holdings S.A. ADR	61

	Papua New Guinea - 0.0%
8	New Britain Palm Oil Ltd.	51

	Peru - 0.1%
58	Compania De Minas Buenaventur ADR	748

	Philippines - 0.1%
292	Metropolitan Bank & Trust Co. ●	556
1	Philippine Long Distance Telephone Co. ADR	73
40	Robinsons Land Corp.	20
		649
	Poland - 0.0%
44	Polskie Gornictwo Naftowe I	69
13	TVA S.A. ●	72
		141
	Portugal - 0.0%
11	Galp Energia SGPS S.A.	189

	Puerto Rico - 0.0%
1	Evertec, Inc.	34

	Singapore - 0.5%
150	Ascendas REIT	274
382	Biosensors International Group Ltd.	290
42	Bumitama Agri Ltd.	37
229	Capitacommercial Trust REIT	293
29	First Resources Ltd.	59
—	Hutchinson Port Holdings Trust	—
182	Mapletree Commercial Trust REIT	184
189	Mapletree Industries REIT	218
118	Mapletree Logistics Trust REIT	103
41	Petra Foods Ltd.	116
157	Suntec REIT	215
33	United Overseas Bank Ltd.	574
119	Wilmar International Ltd.	325
		2,688
	South Africa - 0.2%
149	Discovery Ltd.	1,294

	South Korea - 2.9%
40	BS Financial Group, Inc.	611
1	CJ Korea Express Corp. ●	66
—	CJ O Shopping Co., Ltd.	56
4	Coway Co., Ltd.	335
11	Crucialtec Co., Ltd. ●	118
9	Danal Co., Ltd. ●	93
14	Daum Communications Corp.	1,032
44	DGB Financial Group, Inc.	669
5	Doosan Corp.	669
2	Eo Technics Co, Ltd.	151
10	Eugene Technology Co, Ltd.	222
9	GS Holdings Corp.	401
29	Hana Financial Holdings	1,030
27	Hynix Semiconductor, Inc.	1,044
1	Hyundai Department Store Co., Ltd.	188
15	Hyundai Development Co.	420
7	Hyundai Home Shopping Network Corp.	1,125
1	Hyundai Mobis Co., Ltd.	220
4	KGInicis Co., Ltd.	55
5	Kia Motors Corp.	288
5	Koh Young Technology, Inc.	119
2	Kona I Co., Ltd.	79
43	Korea Electric Power Corp.	1,634
—	LG Chem Ltd.	73
57	LG Telecom Ltd.	564
5	Mobilians Co., Ltd.	76
40	Nice Information Service Co., Ltd.	140
—	Orion Corp.	181

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 59.0% - (continued)
	South Korea - 2.9% - (continued)
3	Posco ADR	$228
3	Posco Ltd.	838
1	Samsung Electronics Co., Ltd.	1,436
15	Shinhan Financial Group Co., Ltd.	673
5	SK Telecom Co., Ltd.	1,002
3	SK Telecom Co., Ltd. ADR	77
5	Suprema, Inc. ●	116
		16,029
	Spain - 1.0%
4	Almirall S.A.	59
18	Amadeus IT Holding S.A. Class A	761
66	Banco Bilbao Vizcaya Argentaria S.A.	811
100	Distribuidora Internacional De Alimentacion S.A.	898
5	Ebro Foods S.A.	113
3	Endesa S.A.	112
130	Iberdrola S.A.	905
3	Repsol S.A.	91
18	Tecnicas Reunidas S.A.	1,111
42	Telefonica S.A.	702
		5,563
	Sweden - 0.3%
1	Arcam AB ●	31
4	Avanza Bank Holding AB	138
5	Billerud	75
31	Castellum AB	526
2	Fastighets AB Balder ●	28
7	Hennes & Mauritz Ab	285
19	Hufvudstaden AB	285
10	Telia Ab	76
9	Wihlborgs Fastigheter A.B.	166
		1,610
	Switzerland - 1.3%
1	Actelion Ltd. ●	73
3	Allreal Holding AG REIT	383
1	Coca Cola HBC AG	28
19	Coca-Cola HBC AG ADR	468
2	Compagnie Financiere Richemont S.A.	172
27	EFG International AG ●	341
1	Flughafen Zuerich AG	628
28	Gategroup Holding AG	863
2	Geberit AG	706
19	Julius Baer Group Ltd. ☼	867
2	Mobimo Holding AG	398
5	PSP Swiss Property AG	513
1	Roche Holding AG	180
6	Swiss Prime Site AG	496
—	Swisscom AG	146
1	Syngenta AG ●	379
34	UBS AG	705
		7,346
	Taiwan - 2.3%
47	Advantech Co., Ltd.	303
21	AIC, Inc. ●	128
47	AirTac International Group	500
168	Asia Cement Corp.	220
13	ASPEED Technology, Inc. ●	114
47	Catcher Technology Co., Ltd.	398
121	Cheng Shin Rubber Industries Co,. Ltd	346
37	China Motor Corp.	33
684	China Petrochemical Dev Corp.	270
10	China Steel Chemical Corp.	59
342	China Steel Corp.	287
58	Chroma Ate, Inc.	150
102	Delta Electronics, Inc.	628
161	Evergreen Marine Corp., Ltd.	92
163	Far Eastern New Century Corp.	167
11	Feng Hsin Iron & Steel Co.	19
19	Geovision, Inc.	102
11	Giant Manufacturing	89
8	Hermes Microvision, Inc.	334
18	King Slide Works Co., Ltd.	229
86	Kinik Co.	237
7	Largan Precision Co., Ltd.	451
33	Lcy Chemical Corp.	34
183	Lite-On Technology Corp.	280
39	MediaTek, Inc.	617
26	Merida Industry Co., Ltd.	174
49	Nan Kang Rubber Tire Co., Ltd. ●	56
61	Oriental Union Chemical Corp.	61
27	Pchome Online, Inc.	188
117	Pou Chen	149
86	Promise Technology, Inc. ●	113
97	Ruentex Industries Ltd.	231
44	Scinopharm Taiwan, Ltd.	120
18	Silergy Corp ●	145
72	Sonix Technology Co., Ltd ●	135
33	Sporton International, Inc.	145
42	Standard Foods Corp.	116
118	Synnex Technology International Corp.	184
178	Taiwan Cement	283
77	Taiwan Fertilizer Co., Ltd	154
27	Taiwan Glass Industries Corp.	25
15	Taiwan Liposome Co., Ltd. ●	144
642	Taiwan Semiconductor Manufacturing Co., Ltd.	2,523
120	TECO Electric & Machinery Co., Ltd.	130
30	TSRC Corp.	45
41	Tung Ho Steel Enterprise Corp.	35
197	Uni-President Enterprises Corp.	334
190	Vanguard International Semiconductor Corp.	260
667	WPG Holdings Co., Ltd.	821
82	Yulon Motor Co.	128
5	Yulon Nissan Motor Co., Ltd.	63
		12,849
	Thailand - 0.1%
243	Asia Sermkij Leasing plc	124
76	Bangkok Bank Public Co. NVDR	442
		566
	Turkey - 0.1%
7	Turkcell Iletisim Hizmetleri A.S. ADR ●	108
304	Turkiye Sinai Kalkinma Bankasi A.S.	276
		384
	United Kingdom - 3.9%
110	African Barrick Gold Ltd.	462
4	Al Noor Hospitals Group	61
6	Anglo American plc	169
28	AstraZeneca plc	2,240
6	AstraZeneca plc ADR	443
183	Balfour Beatty plc	871
37	BG Group plc	742
7	BHP Billiton plc	226

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 59.0% - (continued)
	United Kingdom - 3.9% - (continued)
4	Big Yellow Group REIT	$35
89	BP plc	750
8	British American Tobacco plc	445
14	British Sky Broadcasting Group plc	206
207	Cairn Energy plc ●	645
10	Carphone Warehouse Group plc	52
1	Derwent London plc REIT	56
19	Diageo Capital plc	568
56	Hammerson plc REIT	539
39	Home Retail Group	135
30	HSBC Holdings plc	307
11	Imperial Tobacco Group plc	483
235	Intu Properties plc	1,163
2	Land Securities Group plc REIT	44
4	Liberty Global plc ●	153
82	Liberty Global plc Class C ●	3,140
146	Londonmetric Property plc	341
37	Marks & Spencer Group plc	275
14	Martin McColl Retail Group Ltd. ●	39
19	National Grid plc	263
7	NMC Health plc	53
32	Ophilr Energy plc ●	144
34	Pets at Home Group plc ●	129
20	Poundland Group plc ●	117
11	PureCircle Ltd. ●	108
137	Qinetiq Group plc	488
11	Reed Elsevier Capital, Inc.	157
8	Rolls-Royce Holdings plc	148
7	SABMiller plc	391
125	Safestore Holdings plc	486
71	Segro plc REIT	417
8	Smith & Nephew plc	127
147	Standard Chartered plc	3,190
9	Tullow Oil plc	140
4	Unite Group plc	30
8	United Business Media Ltd.	93
25	Vodafone Group plc	96
1	Whitbread plc	37
		21,204
	United States - 19.8%
3	Abbott Laboratories	101
1	Acadia Healthcare Co., Inc. ●	21
4	Accenture plc	337
199	ACCO Brands Corp. ●╦	1,219
1	Acorda Therapeutics, Inc. ●	50
1	Actavis plc ●	204
15	Activision Blizzard, Inc.	300
14	Adecoagro S.A. ●	124
38	Advance Automotive Parts, Inc. ╦	4,630
2	Aetna, Inc.	136
2	AGCO Corp.	111
1	Agilent Technologies, Inc.	76
4	Akamai Technologies, Inc. ●	224
226	Alacer Gold Corp.	539
1	Alexander & Baldwin, Inc.	20
5	Alkermes plc ●	245
6	Alleghany Corp. ●	2,403
24	Allegheny Technologies, Inc. ╦	993
1	Alliance Data Systems Corp. ●	276
2	Alliant Energy Corp.	116
1	Alnylam Pharmaceuticals, Inc. ●	54
16	Altria Group, Inc.	646
4	Amazon.com, Inc. ●	1,241
10	American Airlines Group, Inc. ●	348
1	American Assets Trust, Inc. REIT	29
1	American Tower Corp. REIT	43
4	AMETEK, Inc.	208
2	Anadarko Petroleum Corp.	190
3	Apache Corp.	228
2	Apple, Inc.	1,101
6	Applied Materials, Inc.	117
7	Archer-Daniels-Midland Co.	293
22	Arena Pharmaceuticals, Inc. ●	139
6	Aruba Networks, Inc. ●	113
5	Athlon Energy, Inc. ●	191
2	Automatic Data Processing, Inc.	194
—	AutoZone, Inc. ●	248
2	Auxilium Pharmaceuticals, Inc. ●	54
1	AvalonBay Communities, Inc. REIT	76
1	AVIV REIT, Inc.	24
5	Baker Hughes, Inc.	329
10	Ball Corp.	550
48	Belden, Inc. ╦	3,521
1	Biogen Idec, Inc. ●	258
36	Bizlink Holding, Inc. ●	190
2	Boeing Co.	205
3	Boise Cascade Co. ●	65
—	Boston Properties, Inc. REIT	54
14	Boston Scientific Corp. ●	177
15	Bristol-Myers Squibb Co.	726
1	Broadcom Corp. Class A	41
3	Brown-Forman Corp.	289
4	Bunge Ltd. Finance Corp.	338
1	Cabot Corp.	52
7	Cabot Oil & Gas Corp.	275
9	Cadence Design Systems, Inc. ●	134
—	Camden Property Trust REIT	22
2	Cardinal Health, Inc.	111
43	Carlisle Cos., Inc. ╦	3,567
3	Caterpillar, Inc.	305
2	Celanese Corp.	117
1	Celgene Corp. ●	176
1	CF Industries Holdings, Inc.	152
2	Charter Communications, Inc. ●	269
5	Chevron Corp.	599
2	Churchill Downs, Inc.	169
19	Citigroup, Inc.	927
7	Cobalt International Energy, Inc. ●	125
14	Cognizant Technology Solutions Corp. ●	651
5	Colfax Corp. ●	351
3	Colgate-Palmolive Co.	231
9	Comcast Corp. Class A	450
4	Comcast Corp. Special Class A	225
1	Community Health Systems, Inc. ●	34
4	Consol Energy, Inc.	184
4	Costco Wholesale Corp.	445
16	Coty, Inc.	260
2	Cousins Properties, Inc. REIT	27
1	Covance, Inc. ●	53
8	Covenant Transport ●	80

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 59.0% - (continued)
	United States - 19.8% - (continued)
3	Crown Holdings, Inc. ●	$123
48	CST Brands, Inc. ‡	1,560
1	Cubist Pharmaceuticals, Inc. ●	84
8	CVS Caremark Corp.	599
4	Danaher Corp.	279
11	Deltic Timber Corp.	673
2	Demandware, Inc. ●	88
24	Diebold, Inc.	898
20	DirecTV ●	1,524
5	Dollar Tree, Inc. ●	269
2	Douglas Emmett, Inc. REIT	51
1	Dover Corp.	105
5	Dow Chemical Co.	225
3	DreamWorks Animation SKG, Inc. ●	83
1	Dril-Quip, Inc. ●	93
3	DSW, Inc.	88
3	Duke Energy Corp.	236
—	EastGroup Properties, Inc. REIT	31
2	Eaton Corp. plc	170
7	eBay, Inc. ●	360
9	Eli Lilly & Co.	520
4	Envision Healthcare Holdings ●	142
3	EOG Resources, Inc.	318
3	Equifax, Inc. ●	189
1	Equity Lifestyle Properties, Inc. REIT	40
38	ERA Group, Inc. ●	1,092
—	Essex Property Trust, Inc. REIT	80
14	Exelixis, Inc. ●	50
4	Express Scripts Holding Co. ●	233
—	Extra Space Storage, Inc. REIT	25
3	Exxon Mobil Corp.	356
2	F5 Networks, Inc. ●	207
8	Facebook, Inc. ●	458
5	Federal Agricultural Mortgage Corp.	187
—	Federal Realty Investment Trust REIT	39
2	FedEx Corp.	337
1	First Industrial Realty Trust, Inc. REIT	17
4	First Solar, Inc. ●	276
73	Fiserv, Inc. ●╦	4,452
4	Five Below, Inc. ●	151
22	Ford Motor Co.	352
2	Forest City Enterprises, Inc. REIT ●	41
6	Forest Laboratories, Inc. ●	588
8	Freescale Semiconductor Holdings Ltd. ●	172
41	GATX Corp.	2,689
23	General Electric Co.	606
4	General Growth Properties, Inc. REIT	86
1	Genesee & Wyoming, Inc. Class A ●	138
10	Genpact Ltd. ●	166
6	Gilead Sciences, Inc. ●	479
4	GNC Holdings, Inc.	164
185	Golden Star Resources Ltd. ●	106
2	Google, Inc. Class A ●	1,209
—	Google, Inc. Class C ●	250
15	GrafTech International Ltd. ●	165
65	Graphic Packaging Holding Co. ●	668
3	Halliburton Co.	188
4	Harley-Davidson, Inc.	308
5	HCA Holdings, Inc. ●	271
1	Health Care, Inc. REIT	83
2	Healthcare Trust of America, Inc. REIT	20
5	Heartland Payment Systems, Inc.	188
143	Higher One Holdings, Inc. ●	855
6	Hillshire (The) Brands Co.	224
2	Hologic, Inc. ●	31
14	Home Inns & Hotels Management, Inc. ●	394
3	Honeywell International, Inc.	292
1	Hospira, Inc. ●	60
3	HSN, Inc.	167
3	Huron Consulting Group, Inc. ●	179
3	IDEX Corp.	217
3	Illinois Tool Works, Inc.	268
2	Immunogen, Inc. ●	26
3	IMS Health Holdings, Inc. ●	76
2	Incyte Corp. ●	73
3	Ingersoll-Rand plc	159
10	Ingredion, Inc.	703
8	International Paper Co.	390
1	International Rectifier Corp. ●	31
8	Interpublic Group of Cos., Inc.	144
3	Ironwood Pharmaceuticals, Inc. ●	36
2	J.B. Hunt Transport Services, Inc.	180
3	Johnson & Johnson	344
12	JP Morgan Chase & Co.	651
12	Juniper Networks, Inc. ●	300
2	Kansas City Southern	165
3	Kate Spade & Co. ●	109
8	KBR, Inc.	203
2	Kellogg Co.	136
1	Kennedy-Wilson Holdings, Inc.	17
—	Kilroy Realty Corp. REIT	21
6	Kraft Foods Group, Inc.	322
1	Lam Research Corp. ●	84
1	Lockheed Martin Corp.	187
8	Lorillard, Inc.	502
5	Louisiana-Pacific Corp. ●	75
15	Lowe's Cos., Inc.	698
2	LyondellBasell Industries Class A	148
4	Mastercard, Inc.	324
114	Mattel, Inc.	4,461
5	Mavenir Systems, Inc. ●	73
81	Maxim Integrated Products, Inc.	2,612
2	McKesson Corp.	347
1	MeadWestvaco Corp.	55
1	Medicines Co. ●	39
5	Medtronic, Inc.	306
11	Merck & Co., Inc. ‡	650
36	Micros Systems, Inc. ●‡	1,862
21	Mondelez International, Inc.	760
12	Monsanto Co. ‡	1,291
2	Monster Beverage Corp. ●	131
1	Montage Technology Group Ltd. ●	25
1	Moog, Inc. Class A ●	57
5	Mosaic Co.	269
13	MRC Global, Inc. ●	376
3	Mylan, Inc. ●	147
1	National Instruments Corp.	26
1	National Oilwell Varco, Inc.	62
1	Netflix, Inc. ●	349
4	NextEra Energy, Inc.	423

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 59.0% - (continued)
	United States - 19.8% - (continued)
6	Norfolk Southern Corp.	$522
3	Northeast Utilities	162
1	Northrop Grumman Corp.	111
4	Norwegian Cruise Line Holdings Ltd. ●	118
6	NPS Pharmaceuticals, Inc. ●	165
4	NRG Yield, Inc.	166
2	Nu Skin Enterprises, Inc. Class A	169
5	OGE Energy Corp.	188
1	Oil States International, Inc. ●	51
6	Omnova Solutions, Inc. ●	52
2	Owens-Illinois, Inc. ●	70
13	Pandora Media, Inc. ●	315
1	Panera Bread Co. Class A ●	132
2	Pattern Energy Group, Inc.	53
9	Patterson-UTI Energy, Inc.	281
4	Pentair Ltd.	273
31	Performant Financial Corp. ●	268
1	PG&E Corp.	51
4	Philip Morris International, Inc.	337
3	Phillips 66	212
2	Pioneer Natural Resources Co.	343
28	Post Holdings, Inc. ●‡	1,445
—	Precision Castparts Corp.	110
—	Priceline (The) Group, Inc. ●	509
—	Public Storage REIT	75
2	PVH Corp.	198
12	Qualcomm, Inc.	948
4	Quintiles Transnational Holdings ●	165
1	Ralph Lauren Corp.	185
2	Raytheon Co.	151
2	Regeneron Pharmaceuticals, Inc. ●	594
2	Retail Opportunity Investments Corp. REIT	26
1	RLJ Lodging Trust REIT	31
3	Rock Tenn Co. Class A	304
1	Rogers Corp. ●	72
3	Ross Stores, Inc.	224
4	Salesforce.com, Inc. ●	194
—	Salix Pharmaceuticals Ltd. ●	33
19	Santander Consumer USA Holdings, Inc. ●	423
1	Schlumberger Ltd. ‡	147
227	Scorpio Tankers, Inc.	2,042
16	Seacor Holdings, Inc. ●‡	1,337
2	Seattle Genetics, Inc. ●	62
1	Sherwin-Williams Co.	100
1	Signet Jewelers Ltd.	91
2	Silicon Laboratories, Inc. ●	73
1	Simon Property Group, Inc. REIT	139
1	SL Green Realty Corp. REIT	67
4	Southwestern Energy Co. ●	195
14	Spirit Aerosystems Holdings, Inc. ●	432
3	Sprouts Farmers Markets, Inc. ●	83
3	St. Jude Medical, Inc.	197
3	Starbucks Corp.	209
—	Starwood Hotels & Resorts, Inc.	38
1	Stratasys Ltd. ●	83
2	Stryker Corp.	155
1	Tableau Software, Inc. ●	82
—	Taubman Centers, Inc. REIT	33
1	Tempur Sealy International, Inc. ●	64
14	Textron, Inc.	580
3	Time Warner, Inc.	222
5	TJX Cos., Inc.	274
5	Trimble Navigation Ltd. ●	194
2	TripAdvisor, Inc. ●	136
7	Tuesday Morning Corp. ●	93
5	Tyson Foods, Inc. Class A	207
1	UDR, Inc. REIT	29
28	United Continental Holdings, Inc. ●‡	1,145
3	United Technologies Corp.	300
3	UnitedHealth Group, Inc.	248
3	Verizon Communications, Inc.	135
1	Vertex Pharmaceuticals, Inc. ●	95
3	Visa, Inc.	520
3	Walgreen Co.	231
9	Walt Disney Co.	695
61	Wells Fargo & Co.	3,012
2	WESCO International, Inc. ●	154
1	Westlake Chemical Corp.	57
1	WEX, Inc. ●	50
1	Weyerhaeuser Co. REIT	15
3	Wyndham Worldwide Corp.	210
30	XL Group plc	946
4	Yahoo!, Inc. ●	141
1	Zimmer Holdings, Inc.	97
13	Zions Bancorporation	375
6	Zoetis, Inc.	186
		108,855
	Total Common Stocks
	(Cost $285,571)	$324,118

Exchange Traded Funds - 3.7%
	United States - 3.7%
65	Market Vectors Gold Miners ETF	$1,555
638	PowerShares Senior Loan Portfolio	15,787
57	SPDR Barclays Convertible Securities ETF	2,748
		20,090
	Total Exchange Traded Funds
	(Cost $20,891)	$20,090

Preferred Stocks - 0.3%
	Germany - 0.3%
6	Volkswagen AG N.V.	$1,630

	Total Preferred Stocks
	(Cost $1,438)	$1,630

Warrants - 0.1%
	British Virgin Islands - 0.0%
77	Atlas Mara Co-Nvest Ltd. †	$103

	Greece - 0.1%
114	Alpha Bank A.E.	267
87	Piraeus Bank S.A. ●	119
		386
	Hong Kong - 0.0%
1	Sun Hung Kai Properties Ltd.	—

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Warrants - 0.1% - (continued)

	Total Warrants
	(Cost $388)		$489

	Total Long-Term Investments Excluding Purchased Options
	(Cost $450,717)		$492,355

Short-Term Investments - 11.3%
	Repurchase Agreements - 11.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,702, collateralized by GNMA 4.00%, 2044, value of $2,756)
$2,702	0.05%, 4/30/2014		$2,702
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$13,416, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$13,685)
13,416	0.04%, 4/30/2014		13,416
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $4,747, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $4,842)
4,747	0.04%, 4/30/2014		4,747
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $11,756, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 -
	2023, value of $11,991)
11,756	0.04%, 4/30/2014		11,756
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $7,146, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $7,289)
7,146	0.05%, 4/30/2014		7,146
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $5,876, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $5,994)
5,876	0.04%, 4/30/2014		5,876
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$16,325, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $16,652)
16,325	0.05%, 4/30/2014		16,325
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $83, collateralized by U.S. Treasury Note 2.13%, 2015, value of $85)
83	0.04%, 4/30/2014		83
			62,051
	Total Short-Term Investments
	(Cost $62,051)		$62,051

	Total Investments Excluding Purchased Options
	(Cost $512,768)	101.0%	$554,406
	Total Purchased Options
	(Cost $1,527)	0.2%	1,158
	Total Investments
	(Cost $514,295) ▲	101.2%	$555,564
	Other Assets and Liabilities	(1.2)%	(6,559)
	Total Net Assets	100.0%	$549,005

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2014, the Fund invested 2.0% of its total assets in the Subsidiary.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $517,152 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$57,119
Unrealized Depreciation	(18,707)
Net Unrealized Appreciation	$38,412

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $1,657, which represents 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $16,759 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $7,942, which represents 1.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $20,691, which represents 3.8% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
12/2013	77	Atlas Mara Co-Nvest Ltd.	$766
02/2014	57	ChinaCache International Holdings Ltd. ADR	930
10/2012	—	Colossus Minerals, Inc.	435

 At April 30, 2014, the aggregate value of these securities was $1,526, which represents 0.3% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Futures contracts	$9,920	$—
OTC swaps contracts	206	1,970
Centrally cleared swaps contracts	226	—
Total	$10,352	$1,970

OTC Option Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Call option contracts
Agriculture Bank of China Option	JPM	EQ	3.72 HKD	07/30/14	HKD	4,469,817	$5	$44	$(39)
Brent Oil Option æ	DEUT	CO	160.00 USD	08/11/14	USD	677,279	—	29	(29)
Brent Oil Option æ	DEUT	CO	140.00 USD	02/09/15	USD	1,355,000	26	53	(27)
Brent Oil Option æ	JPM	CO	160.00 USD	08/11/14	USD	677,279	—	24	(24)
Brent Oil Option æ	JPM	CO	150.00 USD	08/11/15	USD	1,355,000	17	42	(25)
USD Call/CNH Put	GSC	FX	6.08 CNH per USD	07/24/14	USD	7,614,080	231	37	194
Total call option contracts						16,148,455	$279	$229	$50
Put option contracts
AUD Put/USD Call	DEUT	FX	0.90 USD per AUD	07/07/14	AUD	13,535,030	$61	$115	$(54)
USD Put/CNH Call	GSC	FX	6.02 CNH per USD	07/24/14	USD	12,229,788	1	29	(28)
Total put option contracts						25,764,818	$62	$144	$(82)
Total purchased option contracts						41,913,273	$341	$373	$(32)

*	The number of contracts does not omit 000's.

æ	This security has limitations. If at time of expiration the price of a barrel of ICE Brent Crude is equal to or greater than the strike price, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Exchange Traded Option Contracts Outstanding at April 30, 2014

Description	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased option contracts:
Call option contracts
Cotton Future Option	CO	90.00 USD	11/07/14	USD	51	$63	$35	$28
Live Cattle Future Option	CO	130.00 USD	06/09/14	USD	80	237	110	127
Platinum Future Option	CO	1,600.00 USD	06/18/14	USD	133	15	121	(106)
Total call option contracts					264	$315	$266	$49
Put option contracts
S&P 500 Index Option	EQ	1,750.00 USD	06/21/14	USD	133	$100	$400	$(300)
WisdomTree India Earnings Option	EQ	17.00 USD	05/17/14	USD	1,243	12	56	(44)
WisdomTree India Earnings Option	EQ	18.00 USD	05/23/14	USD	2,130	91	131	(40)
Total put option contracts					3,506	$203	$587	$(384)
Total purchased option contracts					3,770	$518	$853	$(335)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Swaption Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Call swaption contracts
Interest Rate Swaption	DEUT	IR	3.94%	04/15/24	USD	1,350,000	$150	$151	$(1)

Put swaption contracts
Interest Rate Swaption	DEUT	IR	3.95%	04/15/24	USD	1,350,000	$149	$150	$(1)

Total purchased swaption contracts						2,700,000	$299	$301	$(2)

* The number of contracts does not omit 000's.

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Australian 10-Year Bond Future	28	06/16/2014	$2,992	$3,040	$48	$—	$—	$(2)
CAC 40 10 EURO Future	45	05/16/2014	2,706	2,773	67	—	—	(2)
Euro-BOBL Future	15	06/06/2014	2,616	2,617	1	—	2	—
Euro-BTP Future	8	06/06/2014	1,335	1,376	41	—	5	—
Euro-BUND Future	100	06/06/2014	19,962	20,053	91	—	40	—
Euro-Schatz Future	9	06/06/2014	1,379	1,379	—	—	—	—
Gold 100oz Future	4	06/26/2014	536	518	—	(18)	—	—
Japan 10-Year Bond Future	9	06/11/2014	12,745	12,758	13	—	—	(4)
KOSPI 200 Index Future	118	06/12/2014	14,579	14,583	4	—	—	(69)
S&P 500 (E-Mini) Future	51	06/20/2014	4,662	4,789	127	—	16	—
Short Gilt Future	2	06/26/2014	350	350	—	—	—	—
U.S. Treasury 2-Year Note Future	23	06/30/2014	5,055	5,057	2	—	2	—
U.S. Treasury 30-Year Bond Future	6	06/19/2014	800	810	10	—	3	—
U.S. Treasury 5-Year Note Future	148	06/30/2014	17,656	17,679	23	—	45	—
U.S. Treasury CME Ultra Long Term Bond Future	19	06/19/2014	2,697	2,798	101	—	17	—
Total					$528	$(18)	$130	$(77)
Short position contracts:
Australian SPI 200 Index Future	85	06/19/2014	$10,560	$10,796	$—	$(236)	$16	$—
CAC 40 10 EURO Future	2	06/20/2014	119	122	—	(3)	—	—
Canadian Government 10-Year Bond Future	150	06/19/2014	17,720	17,922	—	(202)	—	(64)
EAFE (mini MSCI) Index Future	38	06/20/2014	3,629	3,656	—	(27)	—	(13)
Emerging Markets (mini MSCI) Index Future	16	06/20/2014	797	796	1	—	2	—
Euro BUXL 30-Year Bond Future	3	06/06/2014	533	547	—	(14)	—	(3)
Long Gilt Future	31	06/26/2014	5,734	5,775	—	(41)	—	(8)
U.S. Treasury 10-Year Note Future	2	06/19/2014	248	249	—	(1)	6	(14)
Total					$1	$(524)	$24	$(102)
Total futures contracts					$529	$(542)	$154	$(179)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014

	Counter-	Notional		(Pay)/ Receive Fixed	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Rate	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices:
Sell protection:
CDX.EM.21	MSC	USD	17,125	5.00%	06/20/19	$1,374	$—	$1,736	$362	$—

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on traded indices:
Sell protection:
CDX.NA.HY.22	CME	USD	4,875	5.00%	06/20/19	$344	$339	$—	$(5)	$2	$—

(a)	The FCM to the contracts is MSC.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
GSC	1.42% Fixed	6M CHF LIBOR	CHF	8,575	06/18/24	$—	$—	$(220)	$—	$(220)
JPM	1.65% Fixed	6M CHF LIBOR	CHF	1,430	03/19/24	—	—	(79)	—	(79)
Total						$—	$—	$(299)	$—	$(299)

OTC Total Return Swap Contracts Outstanding at April 30, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
MSCI Daily TR Gross EM Poland	GSC	USD	602	1M LIBOR + 0.25%	06/30/14	$1	$—	$3	$2	$—
MSCI Daily TR Gross EM S Africa	DEUT	USD	2,567	1M LIBOR - 0.10%	10/31/14	1	—	6	5	—
MSCI Daily TR Net EM Chile	DEUT	USD	1,704	1M LIBOR + 0.10%	02/27/15	—	—	(18)	—	(18)
MSCI Daily TR Net EM Chile	GSC	USD	498	1M LIBOR + 0.10%	02/27/15	—	—	(5)	—	(5)
S&P Regional Banks Select Industry Index	DEUT	USD	2,519	1M LIBOR - 0.35%	01/30/15	—	—	179	179	—
S&P US Real Estate Select Industry TR	GSC	USD	9,330	1M LIBOR - 0.90%	01/30/15	—	—	82	82	—
Tel Aviv 25	GSC	USD	4,562	(1M LIBOR + 0.90%)	05/29/14	—	—	(45)	—	(45)
Total						$2	$—	$202	$268	$(68)

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Securities Sold Short Outstanding at April 30, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 3.50%	$800	05/15/2044	$811	$(1)
FHLMC, 4.00%	600	05/15/2044	628	—
FNMA, 4.00%	2,487	05/15/2044	2,606	—
GNMA, 3.50%	3,300	05/15/2044	3,395	(10)
GNMA, 4.50%	800	05/15/2044	867	(3)
GNMA, 5.00%	700	05/15/2044	768	(2)
Total			$9,075	$(16)

At April 30, 2014, the aggregate market value of these securities represents 1.7% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	05/01/2014	BCLY	$92	$92	$—	$—
AUD	Buy	06/18/2014	BNP	877	877	—	—
AUD	Sell	06/18/2014	NAB	10,901	11,337	—	(436)
BRL	Buy	06/03/2014	SCB	951	971	20	—
BRL	Sell	05/02/2014	JPM	60	60	—	—
CAD	Buy	05/30/2014	BMO	16,675	16,803	128	—
CAD	Buy	06/18/2014	BNP	9,645	9,762	117	—
CAD	Sell	05/01/2014	BCLY	92	93	—	(1)
CAD	Sell	06/18/2014	BOA	454	457	—	(3)
CAD	Sell	06/18/2014	RBC	4,485	4,471	14	—
CAD	Sell	05/30/2014	WEST	5,162	5,204	—	(42)
CHF	Buy	05/05/2014	CSFB	25	25	—	—
CHF	Buy	06/18/2014	CSFB	5,927	5,915	—	(12)
CHF	Buy	05/02/2014	DEUT	89	89	—	—
CHF	Buy	05/30/2014	WEST	6,123	6,136	13	—
CHF	Sell	05/30/2014	CSFB	15,903	15,997	—	(94)
CHF	Sell	05/02/2014	DEUT	120	120	—	—
CNY	Sell	06/18/2014	CBK	5,891	5,795	96	—
EUR	Buy	05/08/2014	BOA	273	273	—	—
EUR	Buy	06/18/2014	BOA	2,839	2,852	13	—
EUR	Buy	05/05/2014	DEUT	104	104	—	—
EUR	Buy	06/18/2014	UBS	13,146	13,182	36	—
EUR	Buy	05/30/2014	WEST	5,504	5,523	19	—
EUR	Sell	05/30/2014	BCLY	281	282	—	(1)
EUR	Sell	06/18/2014	BMO	1,386	1,387	—	(1)
EUR	Sell	06/18/2014	BOA	49,607	49,617	—	(10)
EUR	Sell	05/30/2014	CBA	15,897	15,953	—	(56)
EUR	Sell	05/02/2014	DEUT	972	974	—	(2)
EUR	Sell	06/18/2014	DEUT	4,099	4,120	—	(21)
EUR	Sell	05/30/2014	HSBC	49	49	—	—
EUR	Sell	06/18/2014	JPM	284	286	—	(2)
EUR	Sell	05/30/2014	RBC	28	28	—	—
EUR	Sell	06/18/2014	UBS	13,146	13,182	—	(36)
GBP	Buy	05/01/2014	BCLY	139	140	1	—
GBP	Buy	05/06/2014	BCLY	202	202	—	—
GBP	Buy	05/30/2014	WEST	3,371	3,391	20	—
GBP	Sell	05/01/2014	BCLY	11	11	—	—
GBP	Sell	05/06/2014	BCLY	33	33	—	—
GBP	Sell	05/30/2014	BCLY	272	273	—	(1)
GBP	Sell	06/18/2014	CBA	403	410	—	(7)
GBP	Sell	06/18/2014	DEUT	285	290	—	(5)
GBP	Sell	05/30/2014	MSC	9,949	9,988	—	(39)
GBP	Sell	05/02/2014	SSG	34	34	—	—
HKD	Buy	05/05/2014	BOA	16	16	—	—

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
HKD	Buy	05/02/2014	DEUT	$25	$25	$—	$—
ILS	Buy	05/01/2014	BCLY	96	96	—	—
ILS	Buy	05/02/2014	HSBC	42	42	—	—
INR	Buy	06/18/2014	JPM	2,962	3,025	63	—
JPY	Buy	06/18/2014	BNP	1,590	1,609	19	—
JPY	Buy	05/02/2014	BOA	22	22	—	—
JPY	Buy	05/01/2014	CBK	309	309	—	—
JPY	Buy	06/18/2014	CBK	1,232	1,222	—	(10)
JPY	Buy	05/07/2014	CSFB	9	9	—	—
JPY	Buy	06/18/2014	UBS	1,466	1,462	—	(4)
JPY	Buy	05/30/2014	WEST	11,415	11,428	13	—
JPY	Sell	06/20/2014	BNP	344	344	—	—
JPY	Sell	05/02/2014	BOA	39	39	—	—
JPY	Sell	06/18/2014	JPM	32,652	32,994	—	(342)
JPY	Sell	05/30/2014	NAB	32,129	32,254	—	(125)
JPY	Sell	06/18/2014	NAB	672	675	—	(3)
KRW	Buy	06/18/2014	JPM	15,216	15,820	604	—
KRW	Sell	06/18/2014	HSBC	424	432	—	(8)
KRW	Sell	06/18/2014	JPM	14,892	15,484	—	(592)
MXN	Buy	06/18/2014	BOA	9,386	9,512	126	—
MXN	Sell	06/18/2014	HSBC	4,921	4,907	14	—
MYR	Buy	05/05/2014	JPM	25	25	—	—
MYR	Sell	05/05/2014	JPM	9	9	—	—
NOK	Buy	06/18/2014	GSC	5,247	5,287	40	—
NOK	Sell	06/18/2014	BOA	452	455	—	(3)
NOK	Sell	06/18/2014	GSC	4,521	4,551	—	(30)
NOK	Sell	05/02/2014	TDS	18	18	—	—
NZD	Sell	06/18/2014	WEST	6,287	6,425	—	(138)
SEK	Buy	06/18/2014	BNP	5,260	5,167	—	(93)
SEK	Sell	06/18/2014	BNP	2,538	2,493	45	—
SEK	Sell	05/02/2014	UBS	64	64	—	—
SGD	Sell	05/05/2014	DEUT	87	87	—	—
TWD	Sell	06/18/2014	CBK	11,047	11,104	—	(57)
ZAR	Buy	06/18/2014	UBS	2,206	2,286	80	—
Total						$1,481	$(2,174)

╪	See Significant Accounting Policies of accompanying Notes to Consolidated Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDS	TD Securities, Inc.
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi - Hong Kong
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
CAC	Cotation Assistee en Continu
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
EAFE	Europe, Australasia and Far East
KOSPI	Korea Composite Stock Price
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SPI	Share Price Index

Municipal Bond Abbreviations:
GO	General Obligation

Other Abbreviations:
ADR	American Depositary Receipt
CO	Commodity
EM	Emerging Markets
EQ	Equity
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global All-Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$6,777	$–	$6,777	$–
Austria	1,622	–	1,622	–
Belgium	2,114	285	1,829	–
Brazil	4,324	4,324	–	–
British Virgin Islands	787	–	–	787
Canada	13,735	13,644	84	7
Cayman Islands	595	–	595	–
Chile	93	93	–	–
China	13,271	2,991	9,548	732
Cyprus	10	10	–	–
Denmark	1,094	–	1,094	–
Egypt	944	–	944	–
Finland	252	56	196	–
France	20,603	1,711	18,892	–
Germany	9,963	2,342	7,621	–
Greece	5,143	103	5,040	–
Hong Kong	7,004	153	6,851	–
India	1,643	125	1,518	–
Indonesia	87	–	87	–
Ireland	6,967	3,750	3,217	–
Israel	4,369	895	3,474	–
Italy	3,983	12	3,971	–
Japan	24,065	127	23,938	–
Jersey	274	274	–	–
Kenya	53	53	–	–
Luxembourg	506	363	143	–
Malaysia	1,564	129	1,435	–
Mauritius	47	–	47	–
Mexico	74	74	–	–
Netherlands	9,300	823	8,477	–
Norway	2,594	263	2,331	–
Panama	61	61	–	–
Papua New Guinea	51	–	51	–
Peru	748	748	–	–
Philippines	649	73	576	–
Poland	141	–	141	–
Portugal	189	–	189	–
Puerto Rico	34	34	–	–
Singapore	2,688	116	2,572	–
South Africa	1,294	–	1,294	–
South Korea	16,029	305	15,724	–
Spain	5,563	–	5,563	–
Sweden	1,610	31	1,579	–
Switzerland	7,346	1,192	6,154	–
Taiwan	12,849	–	12,849	–
Thailand	566	–	566	–
Turkey	384	108	276	–
United Kingdom	21,204	4,827	16,377	–
United States	108,855	108,665	190	–
Total	$324,118	$148,760	$173,832	$1,526
Asset and Commercial Mortgage Backed Securities	17,556	–	14,229	3,327
Corporate Bonds	19,286	–	19,286	–
Exchange Traded Funds	20,090	20,090	–	–
Foreign Government Obligations	59,106	–	56,342	2,764
Municipal Bonds	1,038	–	1,038	–
Preferred Stocks	1,630	–	1,630	–
U.S. Government Agencies	18,805	–	18,805	–
U.S. Government Securities	30,237	–	30,237	–
Warrants	489	386	–	103
Short-Term Investments	62,051	–	62,051	–

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global All-Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets: - (continued)
Purchased Options	$1,158	$518	$640	$–
Total	$555,564	$169,754	$378,090	$7,720
Foreign Currency Contracts*	$1,481	$–	$1,481	$–
Futures*	529	529	–	–
Swaps - Credit Default*	362	–	362	–
Swaps - Total Return*	268	–	268	–
Total	$2,640	$529	$2,111	$–
Liabilities:
Securities Sold Short	$9,075	$–	$9,075	$–
Total	$9,075	$–	$9,075	$–
Foreign Currency Contracts*	$2,174	$–	$2,174	$–
Futures*	542	542	–	–
Swaps - Credit Default*	5	–	5	–
Swaps - Interest Rate*	299	–	299	–
Swaps - Total Return*	68	–	68	–
Total	$3,088	$542	$2,546	$–

♦	For the six-month period ended April 30, 2014, investments valued at $13,369 were transferred from Level 1 to Level 2, and investments valued at $4,642 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$(2)	$(10	)†	$2	$3,382	$(45)	$—	$—	$3,327
Common Stocks	258	98	(259	)‡	—	2,131	(812)	368	(258)	1,526
Foreign Government Obligations	—	1	182	§	5	2,581	(5)	—	—	2,764
Warrants	—	—	103	**	—	—	—	—	—	103
Total	$258	$97	$16		$7	$8,094	$(862)	$368	$(258)	$7,720

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(2).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(606).
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $182.
**	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $103.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

26

The Hartford Global All-Asset Fund
Consolidated Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $452,244)	$493,513
Investments in repurchase agreements, at market value (cost $62,051)	62,051
Cash	10,224	*
Foreign currency on deposit with custodian (cost $88)	88
Unrealized appreciation on foreign currency contracts	1,481
Unrealized appreciation on OTC swap contracts	630
Receivables:
Investment securities sold	39,688
Fund shares sold	326
Dividends and interest	2,083
Variation margin on financial derivative instruments	156
OTC swap premiums paid	1,376
Other assets	106
Total assets	611,722
Liabilities:
Unrealized depreciation on foreign currency contracts	2,174
Unrealized depreciation on OTC swap contracts	367
Securities sold short, at market value (proceeds $9,059)	9,075
Payables:
Investment securities purchased	47,958
Fund shares redeemed	948
Investment management fees	84
Administrative fees	—
Distribution fees	34
Collateral received from broker	1,764
Variation margin on financial derivative instruments	179
Accrued expenses	134
Total liabilities	62,717
Net assets	$549,005
Summary of Net Assets:
Capital stock and paid-in-capital	$469,799
Undistributed net investment income	940
Accumulated net realized gain	37,440
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	40,826
Net assets	$549,005

* Cash of $10,146 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Global All-Asset Fund
Consolidated Statement of Assets and Liabilities – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares authorized	700,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.67/$13.41
Shares outstanding	19,313
Net assets	$244,774
Class C: Net asset value per share	$12.61
Shares outstanding	11,275
Net assets	$142,165
Class I: Net asset value per share	$12.69
Shares outstanding	9,654
Net assets	$122,553
Class R3: Net asset value per share	$12.68
Shares outstanding	272
Net assets	$3,447
Class R4: Net asset value per share	$12.79
Shares outstanding	120
Net assets	$1,542
Class R5: Net asset value per share	$12.70
Shares outstanding	215
Net assets	$2,724
Class Y: Net asset value per share	$12.69
Shares outstanding	2,505
Net assets	$31,800

The accompanying notes are an integral part of these financial statements.

28

The Hartford Global All-Asset Fund
Consolidated Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,664
Interest	1,568
Less: Foreign tax withheld	(330)
Total investment income	5,902

Expenses:
Investment management fees	2,655
Administrative services fees
Class R3	4
Class R4	1
Class R5	1
Transfer agent fees
Class A	168
Class C	86
Class I	54
Class R3	—
Class R4	—
Class R5	—
Class Y	1
Distribution fees
Class A	315
Class C	724
Class R3	9
Class R4	2
Custodian fees	31
Accounting services fees	72
Registration and filing fees	50
Board of Directors' fees	9
Audit fees	20
Other expenses	57
Total expenses (before waivers and fees paid indirectly)	4,259
Expense waivers	(346)
Commission recapture	(2)
Total waivers and fees paid indirectly	(348)
Total expenses, net	3,911
Net Investment Income	1,991
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	40,514
Net realized loss on purchased option contracts	(330)
Net realized loss on securities sold short	(42)
Net realized loss on futures contracts	(1,454)
Net realized gain on written option contracts	1
Net realized gain on swap contracts	479
Net realized gain on foreign currency contracts	940
Net realized loss on other foreign currency transactions	(141)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	39,967
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(17,348)
Net unrealized depreciation of purchased option contracts	(256)
Net unrealized depreciation of securities sold short	(16)
Net unrealized depreciation of futures contracts	(633)
Net unrealized depreciation of swap contracts	(511)
Net unrealized depreciation of foreign currency contracts	(117)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	25
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(18,856)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	21,111
Net Increase in Net Assets Resulting from Operations	$23,102

The accompanying notes are an integral part of these financial statements.

29

The Hartford Global All-Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$1,991	$4,113
Net realized gain on investments, other financial instruments and foreign currency transactions	39,967	16,343
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(18,856)	52,531
Net Increase in Net Assets Resulting from Operations	23,102	72,987
Distributions to Shareholders:
From net investment income
Class A	(2,705)	(7,352)
Class C	(370)	(2,817)
Class I	(1,719)	(4,796)
Class R3	(29)	(75)
Class R4	(22)	(18)
Class R5	(35)	(71)
Class Y	(642)	(2,021)
Total from net investment income	(5,522)	(17,150)
From net realized gain on investments
Class A	(855)	—
Class C	(490)	—
Class I	(435)	—
Class R3	(12)	—
Class R4	(6)	—
Class R5	(9)	—
Class Y	(160)	—
Total from net realized gain on investments	(1,967)	—
Total distributions	(7,489)	(17,150)
Capital Share Transactions:
Class A	(26,319)	(53,382)
Class C	(12,496)	(33,398)
Class I	(15,568)	(58,417)
Class R3	(155)	(766)
Class R4	(404)	347
Class R5	42	(96)
Class Y	(17,249)	(41,097)
Net decrease from capital share transactions	(72,149)	(186,809)
Net Decrease in Net Assets	(56,536)	(130,972)
Net Assets:
Beginning of period	605,541	736,513
End of period	$549,005	$605,541
Undistributed (distribution in excess of) net investment income	$940	$4,471

The accompanying notes are an integral part of these financial statements.

30

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Global All-Asset Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information

31

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable

32

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Consolidated Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Consolidated Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

33

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the

34

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Consolidated Schedule of Investments, had open dollar roll transactions as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund,

35

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

as shown on the Consolidated Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Consolidated Schedule of Investments, had inflation indexed bonds as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Consolidated Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Consolidated Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as

36

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the ConsolidatedStatement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

37

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Consolidated Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the ConsolidatedSchedule of Investments, had outstanding credit default swap contracts as of April 30, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding interest rate swap contracts as of April 30, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding total return swap contracts as of April 30, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid

38

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Consolidated Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Consolidated Schedule of Investments, had outstanding purchased option contracts as of April 30, 2014. The Fund had no outstanding written option contracts as of April 30, 2014. Transactions involving written option contracts during the six-month period April 30, 2014, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2014:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	6	7
Expired	—	—
Closed	(6)	(7)
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	6	7
Expired	—	—
Closed	(6)	(7)
Exercised	—	—
End of Period	—	$—
* The number of contracts does not omit 000's.

39

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$299	$293	$—	$208	$358	$—	$1,158
Unrealized appreciation on foreign currency contracts	—	1,481	—	—	—	—	1,481
Unrealized appreciation on OTC swap contracts	—	—	362	268	—	—	630
Variation margin receivable *	120	—	2	34	—	—	156
Total	$419	$1,774	$364	$510	$358	$—	$3,425

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2,174	$—	$—	$—	$—	$2,174
Unrealized depreciation on OTC swap contracts	299	—	—	68	—	—	367
Variation margin payable *	95	—	—	84	—	—	179
Total	$394	$2,174	$—	$152	$—	$—	$2,720

* Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(13) and open centrally cleared swaps cumulative depreciation of $(5) as reported in the Consolidated Schedule of Investments.

The volume of derivatives that is presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased option contracts	$—	$74	$—	$(334)	$(70)	$—	$(330)
Net realized gain (loss) on futures contracts	1,456	—	—	(2,841)	(69)	—	(1,454)
Net realized gain on written option contracts	1	—	—	—	—	—	1
Net realized gain (loss) on swap contracts	(1,331)	—	1,642	168	—	—	479
Net realized gain on foreign currency contracts	—	940	—	—	—	—	940
Total	$126	$1,014	$1,642	$(3,007)	$(139)	$—	$(364)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased option contracts	$(2)	$112	$—	$(472)	$106	$—	$(256)
Net change in unrealized appreciation (depreciation) of futures contracts	(1,395)	—	—	788	(26)	—	(633)
Net change in unrealized appreciation of written option contracts	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of swap contracts	80	—	(1,148)	557	—	—	(511)
Net change in unrealized depreciation of foreign currency contracts	—	(117)	—	—	—	—	(117)
Total	$(1,317)	$(5)	$(1,148)	$873	$80	$—	$(1,517)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at

40

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's (FCM) custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Purchased option contracts at market value	$640	$—	$—	$—	$640
Futures contracts - Variation margin receivable	154	(154)	—	—	—
OTC swap contracts at market value	2,006	(103)	—	(1,970)	—
Swap contracts - Variation margin receivable	2	—	—	—	2
Unrealized appreciation on foreign currency contracts	1,480	(987)	—	—	493
Total subject to a master netting or similar arrangement	$4,282	$(1,244)	$—	$(1,970)	$1,135

* Gross amounts presented as no amounts are netted within the Consolidated Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged		Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$179	$(154)	$—	$(9,920	)†	$—
OTC swap contracts at market value	367	(103)	—	(206)		58
Swaps contracts - Variation margin payable	—	—	—	(226	)†	—
Unrealized depreciation on foreign currency contracts	2,171	(987)	—	—		1,184
Total subject to a master netting or similar arrangement	$2,717	$(1,244)	$—	$(10,352)		$1,242

*	Gross amounts presented as no amounts are netted within the Consolidated Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

41

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$17,150	$5,420

42

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$5,517
Undistributed Long-Term Capital Gain	2,070
Unrealized Appreciation*	55,757
Total Accumulated Earnings	$63,344

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$3,892
Accumulated Net Realized Gain (Loss)	(2,457)
Capital Stock and Paid-in-Capital	(1,435)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $11,503 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for

43

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.950%
On next $250 million	0.900%
On next $500 million	0.800%
On next $1.5 billion	0.730%
On next $2.5 billion	0.700%
On next $5 billion	0.660%
Over $10 billion	0.655%

The investment manager has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for a long as the Fund remains invested in that subsidiary fund.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Consolidated Statement of Operations.

44

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.25%
Class C	2.00
Class I	0.99
Class R3	1.50
Class R4	1.20
Class R5	0.95
Class Y	0.90

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $232 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

45

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	100%*

*	Percentage amount rounds to 100%.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$430,259	$14,945	$445,204
Sales Proceeds	517,644	—	517,644

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	748	277	(3,141)	(2,116)	2,631	616	(7,820)	(4,573)
Amount	$9,307	$3,428	$(39,054)	$(26,319)	$30,515	$6,983	$(90,880)	$(53,382)
Class C
Shares	504	56	(1,570)	(1,010)	1,529	194	(4,612)	(2,889)
Amount	$6,229	$684	$(19,409)	$(12,496)	$17,615	$2,190	$(53,203)	$(33,398)
Class I
Shares	764	129	(2,135)	(1,242)	3,584	293	(8,907)	(5,030)
Amount	$9,518	$1,594	$(26,680)	$(15,568)	$41,632	$3,330	$(103,379)	$(58,417)
Class R3
Shares	37	3	(52)	(12)	44	6	(117)	(67)
Amount	$454	$40	$(649)	$(155)	$505	$70	$(1,341)	$(766)
Class R4
Shares	18	1	(52)	(33)	169	1	(138)	32
Amount	$235	$10	$(649)	$(404)	$1,968	$12	$(1,633)	$347
Class R5
Shares	—	4	—	4	2	6	(16)	(8)
Amount	$2	$44	$(4)	$42	$19	$71	$(186)	$(96)
Class Y
Shares	128	32	(1,535)	(1,375)	291	128	(4,017)	(3,598)
Amount	$1,590	$405	$(19,244)	$(17,249)	$3,429	$1,447	$(45,973)	$(41,097)
Total
Shares	2,199	502	(8,485)	(5,784)	8,250	1,244	(25,627)	(16,133)
Amount	$27,335	$6,205	$(105,689)	$(72,149)	$95,683	$14,103	$(296,595)	$(186,809)

46

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

47

The Hartford Global All-Asset Fund
Consolidated Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets
For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$12.34	$0.05	$0.45	$0.50	$(0.13)	$(0.04)	$(0.17)	$12.67	4.10	%(D)	$244,774	1.39	%(E)	1.25	%(E)	0.80	%(E)
C	12.23	—	0.45	0.45	(0.03)	(0.04)	(0.07)	12.61	3.71	(D)	142,165	2.12	(E)	2.00	(E)	0.05	(E)
I	12.38	0.07	0.44	0.51	(0.16)	(0.04)	(0.20)	12.69	4.18	(D)	122,553	1.09	(E)	0.99	(E)	1.06	(E)
R3	12.34	0.04	0.44	0.48	(0.10)	(0.04)	(0.14)	12.68	3.95	(D)	3,447	1.72	(E)	1.50	(E)	0.58	(E)
R4	12.47	0.05	0.46	0.51	(0.15)	(0.04)	(0.19)	12.79	4.10	(D)	1,542	1.42	(E)	1.20	(E)	0.84	(E)
R5	12.38	0.07	0.46	0.53	(0.17)	(0.04)	(0.21)	12.70	4.32	(D)	2,724	1.10	(E)	0.95	(E)	1.11	(E)
Y	12.38	0.07	0.46	0.53	(0.18)	(0.04)	(0.22)	12.69	4.29	(D)	31,800	1.00	(E)	0.90	(E)	1.12	(E)

For the Year Ended October 31, 2013
A	$11.30	$0.08	$1.25	$1.33	$(0.29)	$—	$(0.29)	$12.34	12.02%		$264,437	1.37%		1.22%		0.72%
C	11.18	—	1.24	1.24	(0.19)	—	(0.19)	12.23	11.26		150,191	2.11		1.97		(0.03)
I	11.33	0.12	1.25	1.37	(0.32)	—	(0.32)	12.38	12.37		134,853	1.08		0.96		0.99
R3	11.29	0.05	1.26	1.31	(0.26)	—	(0.26)	12.34	11.78		3,504	1.70		1.47		0.45
R4	11.39	0.07	1.29	1.36	(0.28)	—	(0.28)	12.47	12.16		1,906	1.42		1.18		0.57
R5	11.34	0.12	1.25	1.37	(0.33)	—	(0.33)	12.38	12.30		2,615	1.09		0.93		0.99
Y	11.34	0.12	1.25	1.37	(0.33)	—	(0.33)	12.38	12.36		48,035	0.99		0.88		1.04

For the Year Ended October 31, 2012
A	$10.63	$0.06	$0.67	$0.73	$(0.06)	$—	$(0.06)	$11.30	6.97%		$293,773	1.38%		1.09%		0.58%
C	10.53	(0.02)	0.67	0.65	—	—	—	11.18	6.17		169,673	2.12		1.84		(0.16)
I	10.66	0.09	0.68	0.77	(0.10)	—	(0.10)	11.33	7.28		180,463	1.09		0.83		0.84
R3	10.61	0.04	0.67	0.71	(0.03)	—	(0.03)	11.29	6.75		3,961	1.74		1.36		0.33
R4	10.64	0.07	0.68	0.75	—	—	—	11.39	7.05		1,378	1.45		1.06		0.62
R5	10.67	0.09	0.68	0.77	(0.10)	—	(0.10)	11.34	7.31		2,485	1.11		0.83		0.85
Y	10.67	0.10	0.68	0.78	(0.11)	—	(0.11)	11.34	7.38		84,780	1.01		0.77		0.91

For the Year Ended October 31, 2011
A	$11.04	$0.03	$(0.32)	$(0.29)	$(0.03)	$(0.09)	$(0.12)	$10.63	(2.67)%		$373,186	1.45%		1.02%		0.31%
C	11.00	(0.05)	(0.32)	(0.37)	(0.01)	(0.09)	(0.10)	10.53	(3.36)		216,578	2.19		1.75		(0.43)
I	11.05	0.06	(0.32)	(0.26)	(0.04)	(0.09)	(0.13)	10.66	(2.44)		263,596	1.17		0.73		0.57
R3	11.02	0.01	(0.33)	(0.32)	—	(0.09)	(0.09)	10.61	(2.93)		3,140	1.79		1.30		0.09
R4	11.04	0.06	(0.36)	(0.30)	(0.01)	(0.09)	(0.10)	10.64	(2.71)		1,205	1.49		1.00		0.50
R5	11.05	0.08	(0.34)	(0.26)	(0.03)	(0.09)	(0.12)	10.67	(2.36)		2,335	1.19		0.70		0.74
Y	11.05	0.08	(0.33)	(0.25)	(0.04)	(0.09)	(0.13)	10.67	(2.34)		12,219	1.08		0.65		0.76

See Portfolio Turnover information on the next page.

48

The Hartford Global All-Asset Fund
Consolidated Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets
From May 28, 2010 (commencement of operations), through October 31, 2010
A(F)	$10.00	$(0.01)	$1.05	$1.04	$—	$—	$—	$11.04	10.40	%(D)	$92,704	1.51	%(E)	0.95	%(E)	(0.16	)%(E)
C(F)	10.00	(0.04)	1.04	1.00	—	—	—	11.00	10.00	(D)	46,828	2.26	(E)	1.70	(E)	(0.92	)(E)
I(F)	10.00	—	1.05	1.05	—	—	—	11.05	10.50	(D)	66,511	1.24	(E)	0.68	(E)	(0.01	)(E)
R3(F)	10.00	(0.01)	1.03	1.02	—	—	—	11.02	10.20	(D)	2,216	1.91	(E)	1.31	(E)	(0.18	)(E)
R4(F)	10.00	0.01	1.03	1.04	—	—	—	11.04	10.40	(D)	2,208	1.61	(E)	1.01	(E)	0.12	(E)
R5(F)	10.00	0.02	1.03	1.05	—	—	—	11.05	10.50	(D)	2,210	1.31	(E)	0.71	(E)	0.42	(E)
Y(F)	10.00	0.01	1.04	1.05	—	—	—	11.05	10.50	(D)	9,948	1.22	(E)	0.66	(E)	0.47	(E)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Consolidated Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on May 28, 2010.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	54%
For the Year Ended October 31, 2013	47
For the Year Ended October 31, 2012	94
For the Year Ended October 31, 2011	206
From May 28, 2010 (commencement of operations), through October 31, 2010	37

49

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

50

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

51

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52

The Hartford Global All-Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,041.00	$6.34	$1,000.00	$1,018.58	$6.27	1.25%	181	365
Class C	$1,000.00	$1,037.10	$10.11	$1,000.00	$1,014.86	$10.00	2.00	181	365
Class I	$1,000.00	$1,041.80	$5.01	$1,000.00	$1,019.89	$4.96	0.99	181	365
Class R3	$1,000.00	$1,039.50	$7.60	$1,000.00	$1,017.34	$7.51	1.50	181	365
Class R4	$1,000.00	$1,041.00	$6.08	$1,000.00	$1,018.83	$6.02	1.20	181	365
Class R5	$1,000.00	$1,043.20	$4.82	$1,000.00	$1,020.07	$4.77	0.95	181	365
Class Y	$1,000.00	$1,042.90	$4.57	$1,000.00	$1,020.32	$4.52	0.90	181	365

53

The Hartford Global All-Asset Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Cayman Subsidiary Risk: Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

54

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

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c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

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c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

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b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-GAA14 4/14 113976-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD GLOBAL ALPHA FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Global Alpha Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Alpha Fund inception 12/14/2012
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide a positive total return that exceeds the return on 3-Month U.S. Treasury bills over the long-term (generally at least three years) regardless of market conditions.

Performance Overview 12/14/12 - 4/30/14

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	Since Inception▲
Global Alpha A#	-0.10%	-3.83%	-3.37%
Global Alpha A##	-5.60%	-9.12%	-7.26%
Global Alpha C#	-0.32%	-4.55%	-4.03%
Global Alpha C##	-1.31%	-5.50%	-4.03%
Global Alpha I#	0.10%	-3.52%	-3.07%
Global Alpha R3#	-0.11%	-4.14%	-3.66%
Global Alpha R4#	-0.10%	-3.93%	-3.44%
Global Alpha R5#	0.10%	-3.63%	-3.15%
Global Alpha Y#	0.10%	-3.52%	-3.07%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.06%	0.06%

†	Not Annualized
▲	Inception: 12/14/2012
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Alpha Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Global Alpha Class A	1.55%	1.88%
Global Alpha Class C	2.30%	2.62%
Global Alpha Class I	1.30%	1.64%
Global Alpha Class R3	1.85%	2.32%
Global Alpha Class R4	1.55%	2.02%
Global Alpha Class R5	1.25%	1.72%
Global Alpha Class Y	1.20%	1.61%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA, CMT	John Soukas
Director and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Alpha Fund returned -0.10%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.03% for the same period. The Fund also underperformed the 0.87% average return for the Lipper Absolute Return Funds peer group, a group of funds which aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

The Fund’s macro and credit strategies contributed positively to results over the period while quantitative strategies detracted. Within macro strategies, our duration strategies were primary contributors while currency strategies detracted. Our underweight duration positions in front-end and intermediate U.K. interest rates were strong contributors as strong domestic data and Bank of England (BOE) policy tightening expectations both led to a rise in U.K. yields. In currency strategies, our tactical positions favoring an underweight to European currencies, including the Euro (EUR), detracted as economic data stabilized in the Eurozone and the European Central Bank (ECB) provided guidance that implied rates would remain low, but refrained from actually easing monetary policy. Within our quantitative strategies, our modest long U.S. 10-year vs. U.K. 10-year and Germany 10-year positions which were held at higher risk levels in 1st quarter of 2014 detracted as both sovereign spreads widened at the margin. Helping offset the majority of this underperformance during the period were our relative curve strategies within the U.S. and Germany. Early in 2014, our models favored a flatter U.S. curve relative to a steeper Germany curve. As we moved through January, the U.S. curve continued to experience flattening relative to Germany. Within credit, our positioning in corporate and securitized exposure aided performance as spreads tightened during the period driven by investors’ continued search for yield and positive market technicals.

Our quantitatively-oriented country positioning is primarily implemented through the use of exchange-traded government bond futures. Our currency and duration positioning is primarily implemented through the use of currency forward contracts and through the use of exchange-traded government bond futures. Our

3

The Hartford Global Alpha Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

credit positioning is primarily implemented through the use of cash bonds and credit default swaps.

What is the outlook?

Global growth appears to be treading a middle path between a stable and slow trajectory, with U.S. and EM growth diverging. We are tactically trading duration (-4.06 years as of April 30, 2014). We believe that current U.S. economic performance and the VAT hike in Japan are supportive of the respective currencies. At the end of the period, we were overweight the U.S. dollar, the Japanese yen, and the Canadian dollar versus a basket of currencies in Europe and Asia.

We believe that a gradual recovery is taking shape in the Eurozone. A European Central Bank (ECB) reluctant to engage in quantitative easing may mean that the prospects for the euro are a function of central-bank policy in other countries. At the end of the period, we were underweight the Swiss Franc, the Singapore dollar, and the Australian dollar. Our overall exposure to investment grade, high yield, and Commercial Mortgage Backed Securities (CMBS) credit sectors remains opportunistic in nature, but we retain our positive outlook for global credit and continue to expect corporate bonds to outperform government bonds, despite Fed tapering.

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Aaa / AAA	10.6
Aa / AA	65.7
A	0.2
Baa / BBB	14.9
Ba / BB	3.7
B	0.9
Caa / CCC or Lower	2.9
Not Rated	0.1
Non-Debt Securities and Other Short-Term Instruments	5.8
Other Assets and Liabilities	(4.8)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type

as of April 30, 2014

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.7
Corporate Bonds	8.2
Foreign Government Obligations	12.5
U.S. Government Agencies	14.2
U.S. Government Securities	59.4
Total	99.0
Short-Term Investments	5.7
Purchased Options	0.1
Other Assets and Liabilities	(4.8)
Total	100.0%

4

The Hartford Global Alpha Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 4.7%
		Finance and Insurance - 4.7%
		Bear Stearns Adjustable Rate Mortgage Trust
	$21	2.59%, 07/25/2034 Δ	$21
		Bear Stearns Mortgage Funding Trust
	21	0.29%, 03/25/2037 Δ	16
		Citigroup Commercial Mortgage Trust
	35	4.25%, 09/10/2046 ■	27
		Commercial Mortgage Trust
	100	4.26%, 07/10/2045 ■Δ	77
		Countrywide Alternative Loan Trust
	17	0.47%, 11/25/2035 Δ	14
	28	6.50%, 09/25/2036	25
		Dryden Senior Loan Fund
	250	1.71%, 07/15/2026 ■☼Δ	250
		GMAC Mortgage Corp. Loan Trust
	33	3.13%, 09/19/2035 Δ	31
		GSAA Home Equity Trust
	242	0.23%, 02/25/2037 Δ	129
		Harborview Mortgage Loan Trust
	31	0.34%, 01/19/2038 Δ	26
		IndyMac Index Mortgage Loan Trust
	101	0.44%, 01/25/2036 Δ	67
		JP Morgan Chase Commercial Mortgage Securities Corp.
	100	2.75%, 10/15/2045 ■	71
		JP Morgan Chase Commercial Mortgage Security
	115	4.43%, 12/15/2047 ■Δ	94
		Master Adjustable Rate Mortgages Trust
	81	0.31%, 01/25/2047 Δ	58
		Merrill Lynch Mortgage Investors Trust
	78	0.26%, 03/25/2037 Δ	47
		Morgan Stanley Mortgage Loan Trust
	222	0.32%, 11/25/2036 Δ	93
		OZLM Funding Ltd.
	250	1.73%, 04/17/2026 ■╦Δ	250
		Renaissance Home Equity Loan Trust
	93	5.89%, 06/25/2037	52
		Residential Accredit Loans, Inc.
	100	0.36%, 04/25/2046 Δ	49
		UBS-Barclays Commercial Mortgage Trust
	50	4.09%, 03/10/2046 ■Δ	39
			1,436

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $1,358)	$1,436

Corporate Bonds - 8.2%
		Administrative Waste Management and Remediation - 0.1%
		Clean Harbors, Inc.
	$25	5.13%, 06/01/2021	$25

		Arts, Entertainment and Recreation - 0.2%
		Cinemark USA, Inc.
	60	4.88%, 06/01/2023	58

		Finance and Insurance - 4.7%
		American International Group, Inc.
GBP	50	5.75%, 03/15/2067	87
		Bank of America Corp.
EUR	50	1.02%, 05/23/2017 Δ	68
		CNH Capital LLC
	75	3.63%, 04/15/2018	76
		Conti-Gummi Finance B.V.
EUR	100	2.50%, 03/20/2017 §	145
		Fiat Industrial Finance Europe S.A.
EUR	100	5.25%, 03/11/2015 §	143
		Ford Motor Credit Co. LLC
	125	5.63%, 09/15/2015	133
		HeidelbergCement Finance Luxembourg S.A.
EUR	114	7.50%, 10/31/2014 §	163
		HSBC Holdings plc
EUR	50	0.61%, 09/30/2020 Δ	68
		Iberdrola Finance Ireland
	175	3.80%, 09/11/2014 ■	177
		Royal Bank of Scotland Group plc
	115	6.00%, 12/19/2023 ╦	120
	50	9.50%, 03/16/2022 §	59
		SLM Corp.
	165	5.50%, 01/15/2019 ╦	175
	20	6.25%, 01/25/2016	21
			1,435
		Health Care and Social Assistance - 1.3%
		AbbVie, Inc.
	25	1.75%, 11/06/2017	25
		DaVita, Inc.
	45	5.75%, 08/15/2022	48
		Fresenius Medical Care U.S. Finance II, Inc.
	70	5.63%, 07/31/2019 ■	76
		Warner Chilcott plc
	170	7.75%, 09/15/2018	181
		Zoetis, Inc.
	45	1.88%, 02/01/2018	45
			375
		Information - 0.8%
		Deutsche Telekom International Finance B.V.
	175	5.75%, 03/23/2016 ╦	191
		Sprint Corp.
	55	7.25%, 09/15/2021 ■	60
			251
		Other Services - 0.1%
		Service Corp. International
	25	5.38%, 01/15/2022	26

		Petroleum and Coal Products Manufacturing - 0.5%
		Petrobras Global Finance Co.
	155	3.25%, 03/17/2017	157

		Utilities - 0.2%
		American Electric Power Co., Inc.
	25	1.65%, 12/15/2017	25
	50	2.95%, 12/15/2022	48
			73
		Water Transportation - 0.1%
		Royal Caribbean Cruises Ltd.
	35	5.25%, 11/15/2022	36

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 8.2% - (continued)
		Wholesale Trade - 0.2%
		Spectrum Brands, Inc.
	$60	6.38%, 11/15/2020	$65

		Total Corporate Bonds
		(Cost $2,456)	$2,501

Foreign Government Obligations - 12.5%
		Germany - 1.0%
		Bundesrepublik Deutschland
EUR	216	0.75%, 04/15/2018 ☼	$317

		Greece - 0.9%
		Hellenic (Republic of)
EUR	195	4.75%, 04/17/2019 ■	269

		Ireland - 1.0%
		Ireland (Republic of)
EUR	200	3.40%, 03/18/2024 §	291

		Italy - 9.3%
		Buoni Poliennali Del Tes
EUR	195	4.50%, 03/01/2024	303
		Italy (Republic of)
EUR	635	3.00%, 11/01/2015	910
EUR	1,120	4.50%, 07/15/2015	1,624
			2,837
		Mexico - 0.3%
		United Mexican States
	$70	5.13%, 01/15/2020	$78

		Total Foreign Government Obligations
		(Cost $3,738)	$3,792

U.S. Government Agencies - 14.2%
		FHLMC - 3.3%
	$1,000	1.00%, 07/30/2014	$1,002

		FNMA - 7.1%
	900	3.00%, 09/16/2014	910
	200	3.50%, 05/15/2044	203
	275	4.00%, 05/15/2044	288
	700	4.50%, 05/15/2044 ☼	752
			2,153
		GNMA - 3.8%
	475	4.00%, 05/15/2044 ☼	503
	600	4.50%, 04/15/2044 ☼	650
			1,153
		Total U.S. Government Agencies
		(Cost $4,301)	$4,308

U.S. Government Securities - 59.4%
Other Direct Federal Obligations - 2.3%
		FHLB - 2.3%
	$255	0.38%, 06/12/2014	$255
	330	1.38%, 05/28/2014	330
	100	4.88%, 06/13/2014	101
			686
U.S. Treasury Securities - 57.1%
		U.S. Treasury Notes - 57.1%
	$13,350	0.25%, 06/30/2014 - 11/30/2014 ╦‡Є	$13,360
	270	0.38%, 07/15/2023 ◄Θ	272
	2,000	0.38%, 11/15/2014 ‡	2,003
	1,750	0.50%, 10/15/2014 Є	1,754
			17,389
		Total U.S. Government Securities
		(Cost $18,067)	$18,075

		Total Long-Term Investments Excluding Purchased Options
		(Cost $29,920)	$30,112

Short-Term Investments - 5.7%
U.S. Government Securities - 2.0%
		Other Direct Federal Obligations - 2.0%
		FHLB
	$600	0.18%, 8/5/2014	$600

			600
Repurchase Agreements - 3.7%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $50, collateralized by GNMA 4.00%, 2044, value of $51)
	50	0.05%, 4/30/2014	50
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $247, collateralized by U.S.
Treasury Bond 3.75% - 11.25%, 2015 - 2043,
U.S. Treasury Note 0.13% - 4.75%, 2014 -
		2024, value of $252)
	247	0.04%, 4/30/2014	247
		Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $87, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $89)
	87	0.04%, 4/30/2014	87
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
05/01/2014 in the amount of $216,
collateralized by U.S. Treasury Bill 0.02% -
0.14%, 2014 - 2015, U.S. Treasury Bond
2.75% - 10.63%, 2015 - 2042, U.S. Treasury
Note 0.25% - 5.13%, 2014 - 2023, value of
		$220)
	216	0.04%, 4/30/2014	216
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $131, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $134)
	131	0.05%, 4/30/2014	131

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Short-Term Investments - 5.7% - (continued)
Repurchase Agreements - 3.7% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $108, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $110)
$108	0.04%, 4/30/2014	$108
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$300, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%,
	2017, value of $306)
300	0.05%, 4/30/2014	300
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $2, collateralized by U.S. Treasury Note 2.13%, 2015, value of $2)
2	0.04%, 4/30/2014	2
		1,141
	Total Short-Term Investments
	(Cost $1,741)	$1,741

Total Investments Excluding Purchased Options
(Cost $31,661)	104.7%	$31,853
Total Purchased Options
(Cost $99)	0.1%	39
Total Investments
(Cost $31,760) ▲	104.8%	$31,892
Other Assets and Liabilities	(4.8)%	(1,457)
Total Net Assets	100.0%	$30,435

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $31,759 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$206
Unrealized Depreciation	(73)
Net Unrealized Appreciation	$133

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $2,463 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Є	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $1,390, which represents 4.6% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $801, which represents 2.6% of total net assets.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Θ	This security, or a portion of this security, is designated to cover open OTC options contracts at April 30, 2014.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Futures contracts	$450	$–
Total	$450	$–

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Option Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Call option contracts
USD Call/CNH Put	SCB	FX	6.49 CNH per USD	04/16/15	USD	717,000	$6	$5	$1
USD Call/KRW Put	JPM	FX	1,775.00 KRW per USD	05/19/14	USD	549,000	–	17	(17)
USD Call/SGD Put	JPM	FX	1.35 SGD per USD	05/16/14	USD	22,000	–	5	(5)
USD Call/SGD Put	JPM	FX	1.28 SGD per USD	07/17/14	USD	860,000	2	19	(17)
Total call option contracts						2,148,000	$8	$46	$(38)
Put option contracts
CMS Spread Option CMS10/CMS5	JPM	IR	1.03%	08/07/14	USD	4,580,000	$6	$6	$–
CMS Spread Option CMS10/CMS5	JPM	IR	1.00%	09/16/14	USD	2,835,000	4	4	–
CMS Spread Option CMS30/CMS5	JPM	IR	1.71%	09/15/14	USD	1,815,000	5	3	2
CMS Spread Option CMS30/CMS5	DEUT	IR	1.72%	09/18/14	USD	2,950,000	8	4	4
EUR Put/USD Call Ҹ	JPM	FX	1.24 USD per EUR	05/02/14	EUR	78,000	–	9	(9)
EUR Put/USD Call	JPM	FX	1.26 USD per USD	03/05/15	EUR	401,000	3	5	(2)
EUR Put/USD Call	GSC	FX	1.25 USD per EUR	11/04/14	EUR	38,000	1	6	(5)
Total put option contracts						12,697,000	$27	$37	$(10)
Total purchased option contracts						14,845,000	$35	$83	$(48)
Written option contracts:
Call option contracts
USD Call/KRW Put	JPM	FX	1,225.00 KRW per USD	05/19/14	USD	549,000	$–	$12	$12

*	The number of contracts does not omit 000's.

Δ	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

Ҹ	This security has limitations. If the U.S. Dollar per EURO exchange rate is greater than or equal to 1.38 and then less than or equal to 1.24 between trade date and expiration date, the Fund will receive the equivalent of par on the number of contracts traded.

OTC Swaption Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Put swaption contracts
Interest Rate Swaption	BOA	IR	0.46%	05/12/14	JPY	77,625,000	$–	$2	$(2)
Interest Rate Swaption	BOA	IR	0.95%	05/14/14	JPY	24,910,000	–	2	(2)
Interest Rate Swaption	BOA	IR	0.45%	05/14/19	JPY	80,000,000	–	2	(2)
Interest Rate Swaption	MSC	IR	0.95%	05/14/14	JPY	25,905,000	–	2	(2)
Interest Rate Swaption	JPM	IR	2.91%	07/24/14	USD	125,000	1	2	(1)
Interest Rate Swaption	JPM	IR	0.91%	09/22/14	USD	1,740,000	3	6	(3)
Total put swaption contracts						210,305,000	$4	$16	$(12)
Total purchased swaption contracts						210,305,000	$4	$16	$(12)
Written swaption contracts:
Put swaption contracts
Interest Rate Swaption	JPM	IR	2.18%	09/22/14	USD	565,000	$3	$6	$3

*	The number of contracts does not omit 000's.

Δ	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Australian 10-Year Bond Future	26	06/16/2014	$2,821	$2,823	$2	$–	$–	$(2)
Australian 3-Year Bond Future	49	06/16/2014	4,937	4,949	12	–	–	(3)
Euro BUXL 30-Year Bond Future	24	06/06/2014	4,287	4,374	87	–	21	–
U.S. Treasury 10-Year Note Future	31	06/19/2014	3,854	3,857	3	–	22	(11)
U.S. Treasury 2-Year Note Future	17	06/30/2014	3,736	3,738	2	–	1	–
U.S. Treasury 5-Year Note Future	19	06/30/2014	2,268	2,270	2	–	8	(4)
Total					$108	$–	$52	$(20)
Short position contracts:
Euro-BOBL Future	56	06/06/2014	$9,753	$9,771	$–	$(18)	$–	$(8)
Euro-BUND Future	46	06/06/2014	9,185	9,224	–	(39)	–	(18)
Japan 10-Year Bond Future	1	06/11/2014	1,417	1,418	–	(1)	1	–
Japan 10-Year Mini Bond Future	40	06/10/2014	5,664	5,670	–	(6)	1	–
Long Gilt Future	11	06/26/2014	2,043	2,049	–	(6)	–	(5)
U.S. Treasury 30-Year Bond Future	62	06/19/2014	8,314	8,366	–	(52)	1	(37)
Total					$–	$(122)	$3	$(68)
Total futures contracts					$108	$(122)	$55	$(88)

* The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at April 30, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.6	JPM	USD	28	(0.32)%	07/25/45	$7	$–	$6	$–	$(1)
ABX.HE.AAA.6	BOA	USD	117	(0.18)%	07/25/45	3	–	3	–	–
ABX.HE.AAA.6	BOA	USD	361	(0.11)%	05/25/46	77	–	75	–	(2)
ABX.HE.AAA.6	CSI	USD	55	(0.11)%	05/25/46	13	–	11	–	(2)
ABX.HE.AAA.6	JPM	USD	601	(0.18)%	07/25/45	16	–	16	–	–
ABX.HE.AAA.6	MSC	USD	44	(0.18)%	07/25/45	1	–	1	–	–
ABX.HE.PENAAA.6	JPM	USD	175	(0.11)%	05/25/46	25	–	25	–	–
CMBX.NA.A.1	BOA	USD	20	(0.35)%	10/12/52	7	–	7	–	–
CMBX.NA.A.1	CSI	USD	20	(0.35)%	10/12/52	8	–	7	–	(1)
CMBX.NA.A.6	CSI	USD	60	(2.00)%	05/11/63	–	(1)	(1)	–	–
CMBX.NA.AA.1	CSI	USD	255	(0.25)%	10/12/52	59	–	35	–	(24)
CMBX.NA.AA.2	BOA	USD	29	(0.15)%	03/15/49	11	–	8	–	(3)
CMBX.NA.AA.2	CSI	USD	77	(0.15)%	03/15/49	25	–	23	–	(2)
CMBX.NA.AA.2	DEUT	USD	160	(0.15)%	03/15/49	57	–	47	–	(10)
CMBX.NA.AA.2	JPM	USD	44	(0.15)%	03/15/49	15	–	12	–	(3)
CMBX.NA.AA.2	MSC	USD	315	(0.15)%	03/15/49	113	–	91	–	(22)
CMBX.NA.AA.7	CSI	USD	60	(1.50)%	01/17/47	1	–	–	–	(1)
CMBX.NA.AJ.1	CSI	USD	100	(0.84)%	10/12/52	5	–	2	–	(3)
CMBX.NA.AJ.1	JPM	USD	10	(0.84)%	10/12/52	–	–	–	–	–
CMBX.NA.AJ.2	CSI	USD	105	(1.09)%	03/15/49	16	–	8	–	(8)
CMBX.NA.AJ.2	DEUT	USD	105	(1.09)%	03/15/49	9	–	8	–	(1)
CMBX.NA.AJ.4	CSI	USD	95	(0.96)%	02/17/51	24	–	17	–	(7)
CMBX.NA.AJ.4	DEUT	USD	70	(0.96)%	02/17/51	14	–	13	–	(1)
CMBX.NA.AJ.4	JPM	USD	10	(0.96)%	02/17/51	3	–	2	–	(1)
CMBX.NA.AM.2	CSI	USD	375	(0.50)%	03/15/49	24	–	4	–	(20)
CMBX.NA.AM.2	JPM	USD	45	(0.50)%	03/15/49	1	–	–	–	(1)
CMBX.NA.AM.2	MSC	USD	20	(0.50)%	03/15/49	1	–	–	–	(1)
CMBX.NA.AM.4	GSC	USD	60	(0.50)%	02/17/51	6	–	3	–	(3)
CMBX.NA.AM.4	JPM	USD	5	(0.50)%	02/17/51	–	–	–	–	–
CMBX.NA.AS.6	CSI	USD	165	(1.00)%	05/11/63	2	–	1	–	(1)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AS.7	CBK	USD	75	(1.00)%	01/17/47	$2	$–	$1	$–	$(1)
CMBX.NA.AS.7	CSI	USD	85	(1.00)%	01/17/47	2	–	1	–	(1)
ITRX.EUR.20	DEUT	EUR	450	(1.00)%	12/20/16	–	(9)	(11)	–	(2)
ITRX.EUR.20	GSC	EUR	450	(1.00)%	12/20/16	–	(9)	(11)	–	(2)
Total						$547	$(19)	$404	$–	$(124)
Sell protection:
CMBX.NA.AAA.6	CSI	USD	645	0.50%	05/11/63	$–	$(20)	$(13)	$7	$–
CMBX.NA.AAA.6	DEUT	USD	260	0.50%	05/11/63	–	(6)	(5)	1	–
CMBX.NA.AAA.6	JPM	USD	160	0.50%	05/11/63	–	(5)	(3)	2	–
CMBX.NA.BB.6	CSI	USD	300	5.00%	05/11/63	–	(18)	(3)	15	–
CMBX.NA.BB.6	GSC	USD	35	5.00%	05/11/63	–	(1)	–	1	–
CMBX.NA.BB.7	BOA	USD	50	5.00%	01/17/47	–	(2)	(1)	1	–
CMBX.NA.BB.7	CSI	USD	165	5.00%	01/17/47	–	(8)	(6)	2	–
CMBX.NA.BB.7	DEUT	USD	15	5.00%	01/17/47	–	–	–	–	–
CMBX.NA.BB.7	GSC	USD	85	5.00%	01/17/47	–	(6)	(3)	3	–
CMBX.NA.BB.7	MSC	USD	15	5.00%	01/17/47	–	–	–	–	–
CMBX.NA.BBB-.6	CSI	USD	75	3.00%	05/11/63	–	–	–	–	–
CMBX.NA.BBB-.7	CSI	USD	140	3.00%	01/17/47	–	(10)	(4)	6	–
CMBX.NA.BBB-.7	UBS	USD	70	3.00%	01/17/47	–	(4)	(2)	2	–
PrimeX.ARM.2	JPM	USD	8	4.58%	12/25/37	–	–	–	–	–
PrimeX.ARM.2	MSC	USD	127	4.58%	12/25/37	3	–	4	1	–
PrimeX.ARM.2	MSC	USD	24	4.58%	12/25/37	1	–	1	–	–
PrimeX.FRM.1	JPM	USD	2	4.42%	07/25/36	–	–	–	–	–
PrimeX.FRM.1	MSC	USD	18	4.42%	07/25/36	2	–	2	–	–
Total						$6	$(80)	$(33)	$41	$–
Total traded indices						$553	$(99)	$371	$41	$(124)
Credit default swaps on single-name issues:
Buy protection:
Credit Agricole SA	BOA	EUR	295	(3.00)% / 0.29%	12/20/15	$–	$(21)	$(18)	$3	$–
Credit Agricole SA	GSC	EUR	275	(3.00)% / 0.29%	12/20/15	–	(20)	(17)	3	–
Credit Agricole SA	JPM	EUR	290	(3.00)% / 0.29%	12/20/15	–	(22)	(18)	4	–
Societe Generale	CBK	EUR	190	(3.00)% / 0.37%	12/20/15	–	(14)	(11)	3	–
Societe Generale	CSI	EUR	180	(3.00)% / 0.37%	12/20/15	–	(14)	(11)	3	–
Societe Generale	DEUT	EUR	75	(3.00)% / 0.37%	12/20/15	–	(6)	(5)	1	–
Standard Chartered Bank	GSC	EUR	50	(1.00)% / 0.97%	06/20/19	2	–	–	–	(2)
Standard Chartered Bank	JPM	EUR	75	(1.00)% / 0.97%	06/20/19	2	–	–	–	(2)
Total						$4	$(97)	$(80)	$17	$(4)
Sell protection:
Credit Agricole SA	BOA	EUR	270	3.00% / 0.70%	12/20/18	$30	$–	$39	$9	$–
Credit Agricole SA	JPM	EUR	145	3.00% / 0.70%	12/20/18	16	–	21	5	–
Societe Generale	CBK	EUR	95	3.00% / 0.82%	12/20/18	11	–	13	2	–
Societe Generale	CSI	EUR	90	3.00% / 0.82%	12/20/18	12	–	13	1	–
Societe Generale	DEUT	EUR	35	3.00% / 0.82%	12/20/18	4	–	5	1	–
Total						$73	$–	$91	$18	$–
Total single-name issues						$77	$(97)	$11	$35	$(4)
						$630	$(196)	$382	$76	$(128)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2014

	Clearing	Notional		(Pay)/Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
ITRX.XOV.21	ICE	EUR	335	(5.00)%	06/20/19	$(41)	$(48)	$–	$(7)	$–	$–

Sell protection:
ITRX.EUR.20	ICE	EUR	550	1.00%	12/20/18	$9	$13	$4	$–	$–	$–

Total traded indices						$(32)	$(35)	$4	$(7)	$–	$–

(a)	The FCM to the contracts is GSC.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
CSI	0.82% Fixed	6M JPY LIBOR	JPY	25,600	02/18/23	$–	$–	$(3)	$–	$(3)
DEUT	0.82% Fixed	6M JPY LIBOR	JPY	25,600	02/18/23	–	–	(3)	–	(3)
DEUT	MXIBTIIE	8.41% Fixed	MXN	995	12/13/23	–	–	1	1	–
GSC	4.49% Fixed	6M HUF BUBOR	HUF	62,205	03/19/19	–	–	(9)	–	(9)
GSC	6M WIBOR PLN	3.70% Fixed	PLN	1,650	03/19/19	–	–	5	5	–
JPM	0.12% Fixed	6M CHF LIBOR	CHF	2,095	06/18/16	–	(1)	(2)	–	(1)
JPM	0.18% Fixed	6M CHF LIBOR	CHF	700	03/19/16	–	–	(1)	–	(1)
MSC	MXIBTIIE	8.40% Fixed	MXN	2,270	12/13/23	–	–	3	3	–
Total						$–	$(1)	$(9)	$9	$(17)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2014

Clearing	Payments made	Payments received	Notional		Expiration	Upfront Premiums Paid	Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
House (a)	by Fund	by Fund	Amount		Date	(Received)	Value ╪	Asset	Liability	Asset	Liability
LCH	2.50% Fixed	6M GBP LIBOR	GBP	5,765	06/22/18	$3	$15	$12	$–	$–	$(4)
LCH	3M LIBOR	3.82% Fixed	USD	2,190	01/21/26	18	73	55	–	9	–
LCH	4.13% Fixed	3M LIBOR	USD	1,030	01/21/46	(12)	(76)	–	(64)	–	(7)
Total						$9	$12	$67	$(64)	$9	$(11)

(a)	The FCM to the contracts is GSC.

Securities Sold Short Outstanding at April 30, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA, 3.50%	$475	05/15/2044	$482	$(2)
FNMA, 4.00%	750	05/15/2044	786	(4)
FNMA, 6.00%	275	05/15/2044	307	(1)
GNMA, 3.50%	500	05/15/2044	514	(1)
Total			$2,089	$(8)

At April 30, 2014, the aggregate market value of these securities represents 6.9% of total net assets.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	05/30/2014	NAB	$19	$19	$–	$–
AUD	Sell	05/30/2014	MSC	181	181	–	–
AUD	Sell	05/30/2014	SSG	257	254	3	–
BRL	Buy	06/03/2014	SCB	154	157	3	–
BRL	Buy	06/03/2014	UBS	18	18	–	–
BRL	Sell	06/03/2014	UBS	125	127	–	(2)
CAD	Buy	05/30/2014	BMO	69	70	1	–
CAD	Buy	05/30/2014	BMO	185	185	–	–
CAD	Buy	05/30/2014	MSC	181	182	1	–
CAD	Buy	05/30/2014	RBC	181	182	1	–
CHF	Buy	05/30/2014	CBK	36	36	–	–
CHF	Sell	05/30/2014	CBK	36	36	–	–
CHF	Sell	05/30/2014	CSFB	910	915	–	(5)
CLP	Buy	05/30/2014	BNP	183	181	–	(2)
CLP	Sell	05/30/2014	JPM	17	17	–	–
CNY	Sell	05/30/2014	UBS	61	60	1	–
COP	Buy	05/30/2014	JPM	74	74	–	–
EUR	Buy	05/30/2014	BNP	64	64	–	–
EUR	Buy	05/30/2014	BOA	121	121	–	–
EUR	Buy	05/30/2014	BOA	180	180	–	–
EUR	Buy	05/30/2014	CBA	124	125	1	–
EUR	Buy	05/30/2014	CBK	123	123	–	–
EUR	Buy	05/07/2014	GSC	317	317	–	–
EUR	Buy	05/30/2014	GSC	211	211	–	–
EUR	Buy	05/30/2014	HSBC	96	96	–	–
EUR	Buy	05/30/2014	WEST	60	60	–	–
EUR	Sell	05/30/2014	CBA	4,936	4,954	–	(18)
EUR	Sell	05/30/2014	GSC	316	316	–	–
GBP	Buy	05/30/2014	MSC	22	22	–	–
GBP	Sell	05/30/2014	MSC	396	398	–	(2)
HUF	Sell	05/30/2014	BCLY	15	15	–	–
ILS	Sell	05/30/2014	BCLY	13	13	–	–
ILS	Sell	05/30/2014	CBK	19	19	–	–
INR	Buy	05/30/2014	BNP	25	25	–	–
JPY	Buy	05/30/2014	NAB	988	992	4	–
JPY	Sell	05/30/2014	BNP	64	64	–	–
JPY	Sell	05/30/2014	GSC	60	60	–	–
JPY	Sell	05/30/2014	HSBC	61	61	–	–
JPY	Sell	05/30/2014	NAB	48	48	–	–
JPY	Sell	05/30/2014	WEST	59	59	–	–
KRW	Sell	05/30/2014	GSC	371	374	–	(3)
MXN	Buy	05/30/2014	RBC	72	72	–	–
NOK	Buy	05/30/2014	GSC	213	215	2	–
NZD	Buy	05/30/2014	JPM	51	52	1	–
NZD	Sell	05/30/2014	NAB	17	17	–	–
PEN	Sell	05/30/2014	SSG	30	30	–	–
PLN	Buy	05/30/2014	BCLY	5	5	–	–
PLN	Buy	05/30/2014	JPM	38	38	–	–
PLN	Sell	05/30/2014	BCLY	17	17	–	–
PLN	Sell	05/05/2014	GSC	2	2	–	–
RUB	Sell	05/30/2014	JPM	51	51	–	–
SEK	Buy	05/30/2014	BCLY	25	25	–	–
SEK	Buy	05/30/2014	BOA	703	708	5	–
SEK	Buy	05/30/2014	CBK	370	370	–	–
SEK	Buy	05/30/2014	DEUT	93	93	–	–
SEK	Buy	05/30/2014	HSBC	46	46	–	–
SEK	Buy	05/30/2014	JPM	881	892	11	–
SEK	Buy	05/30/2014	JPM	46	46	–	–
SEK	Sell	05/30/2014	BCLY	1,272	1,285	–	(13)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
SEK	Sell	05/02/2014	BOA	$678	$683	$–	$(5)
SEK	Sell	05/30/2014	BOA	1,272	1,285	–	(13)
SGD	Sell	05/30/2014	CSFB	729	731	–	(2)
THB	Sell	05/30/2014	UBS	25	25	–	–
TRY	Buy	05/30/2014	CSFB	39	40	1	–
TRY	Buy	05/30/2014	MSC	65	65	–	–
TRY	Sell	05/30/2014	BCLY	30	31	–	(1)
TRY	Sell	05/30/2014	DEUT	9	9	–	–
ZAR	Buy	05/30/2014	CSFB	55	55	–	–
ZAR	Buy	05/30/2014	JPM	18	18	–	–
ZAR	Sell	05/30/2014	GSC	43	43	–	–
ZAR	Sell	05/30/2014	JPM	18	18	–	–
Total						$35	$(66)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish New Zloty
RUB	Russian New Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Other Abbreviations:
BUBOR	Budapest Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OTC	Over-the-Counter
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Alpha Fund

Investment Valuation Hierarchy Level Summary

April 30, 2014 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$1,436	$–	$799	$637
Corporate Bonds	2,501	–	2,501	–
Foreign Government Obligations	3,792	–	3,792	–
U.S. Government Agencies	4,308	–	4,308	–
U.S. Government Securities	18,075	–	18,075	–
Short-Term Investments	1,741	–	1,741	–
Purchased Options	39	–	39	–
Total	$31,892	$–	$31,255	$637
Foreign Currency Contracts *	$35	$–	$35	$–
Futures *	108	108	–	–
Swaps - Credit Default *	80	–	80	–
Swaps - Interest Rate *	76	–	76	–
Total	$299	$108	$191	$–
Liabilities:
Securities Sold Short	$2,089	$–	$2,089	$–
Written Options	3	–	3	–
Total	$2,092	$–	$2,092	$–
Foreign Currency Contracts *	$66	$–	$66	$–
Futures *	122	122	–	–
Swaps - Credit Default *	135	–	135	–
Swaps - Interest Rate *	81	–	81	–
Total	$404	$122	$282	$–

♦	For the six-month period ended April 30, 2014, investments valued at $673 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$196	$4	$10	†	$4	$455	$(7)	$—	$(25)	$637
Total	$196	$4	$10		$4	$455	$(7)	$—	$(25)	$637

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $8.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Alpha Fund

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $31,760)	$31,892
Cash	450 *
Foreign currency on deposit with custodian (cost $6)	6
Unrealized appreciation on foreign currency contracts	35
Unrealized appreciation on OTC swap contracts	85
Receivables:
Investment securities sold	7,552
Fund shares sold	35
Dividends and interest	75
Variation margin on financial derivative instruments	64
OTC swap premiums paid	630
Other assets	55
Total assets	40,879
Liabilities:
Unrealized depreciation on foreign currency contracts	66
Unrealized depreciation on OTC swap contracts	145
Bank overdraft	59
Securities sold short, at market value (proceeds $2,081)	2,089
Payables:
Investment securities purchased	7,728
Fund shares redeemed	46
Investment management fees	3
Administrative fees	—
Distribution fees	1
Variation margin on financial derivative instruments	99
Accrued expenses	8
OTC swap premiums received	197
Written option contracts (proceeds $18)	3
Other liabilities	—
Total liabilities	10,444
Net assets	$30,435
Summary of Net Assets:
Capital stock and paid-in-capital	$31,735
Distributions in excess of net investment income	(757)
Accumulated net realized loss	(587)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	44
Net assets	$30,435

* Cash of $450 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Alpha Fund

Statement of Assets and Liabilities – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares authorized	450,000
Par value	$0 ..001
Class A: Net asset value per share/Maximum offering price per share	$9.54/$10.10
Shares outstanding	608
Net assets	$5,804
Class C: Net asset value per share	$9.45
Shares outstanding	212
Net assets	$2,002
Class I: Net asset value per share	$9.58
Shares outstanding	213
Net assets	$2,043
Class R3: Net asset value per share	$9.50
Shares outstanding	200
Net assets	$1,899
Class R4: Net asset value per share	$9.53
Shares outstanding	200
Net assets	$1,907
Class R5: Net asset value per share	$9.57
Shares outstanding	200
Net assets	$1,914
Class Y: Net asset value per share	$9.58
Shares outstanding	1,552
Net assets	$14,866

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Alpha Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2014 (Unaudited)

(000’s Omitted)

Investment Income:
Interest	$143
Less: Foreign tax withheld	(6)
Total investment income	137

Expenses:
Investment management fees	171
Administrative services fees
Class R3	2
Class R4	2
Class R5	1
Transfer agent fees
Class A	1
Class C	—
Class I	—
Class R5	—
Class Y	—
Distribution fees
Class A	8
Class C	10
Class R3	5
Class R4	2
Custodian fees	4
Accounting services fees	4
Registration and filing fees	56
Board of Directors' fees	1
Audit fees	5
Other expenses	6
Total expenses (before waivers)	278
Expense waivers	(62)
Total waivers	(62)
Total expenses, net	216
Net Investment Loss	(79)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	323
Net realized loss on purchased option contracts	(36)
Net realized loss on securities sold short	(12)
Net realized loss on futures contracts	(234)
Net realized gain on written option contracts	5
Net realized loss on swap contracts	(72)
Net realized loss on foreign currency contracts	(109)
Net realized gain on other foreign currency transactions	57
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(78)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	59
Net unrealized depreciation of purchased option contracts	(33)
Net unrealized depreciation of securities sold short	(8)
Net unrealized appreciation of futures contracts	222
Net unrealized appreciation of written option contracts	7
Net unrealized appreciation of swap contracts	75
Net unrealized depreciation of foreign currency contracts	(133)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(15)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	174
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	96
Net Increase in Net Assets Resulting from Operations	$17

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Alpha Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Period December 14, 2012* through October 31, 2013
Operations:
Net investment loss	$(79)	$(211)
Net realized loss on investments, other financial instruments and foreign currency transactions	(78)	(985)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	174	(130)
Net Increase (Decrease) in Net Assets Resulting from Operations	17	(1,326)
Capital Share Transactions:
Class A	(1,583)	7,692
Class C	35	2,081
Class I	(15)	2,156
Class R3	—	2,000
Class R4	—	2,000
Class R5	—	2,000
Class Y	380	14,998
Net increase (decrease) from capital share transactions	(1,183)	32,927
Net Increase (Decrease) in Net Assets	(1,166)	31,601
Net Assets:
Beginning of period	31,601	—
End of period	$30,435	$31,601
Undistributed (distribution in excess of) net investment income	$(757)	$(678)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global Alpha Fund

Notes to Financial Statements

April 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Global Alpha Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information

20

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable

21

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at April 30, 2014
Assets:
Asset and Commercial Mortgage Backed Securities:
Cost	Recent trade price	$100.00	250
	Date	4/9/2014
Discounted cash flow	Internal rate of return	4.3% - 5.8% (5.0%)	310
	Life expectancy (in months)	89 - 315 (259)
Independent pricing service	Prior day valuation	$77.49	77
Total			$637

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received

22

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value.

23

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open dollar roll transactions as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage

24

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

25

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of April 30, 2014. Transactions involving written option contracts during the six-month period April 30, 2014, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2014:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	549,000	$12
Written	—	—
Expired	—	—
Closed	—	—
Exercised	—	—
End of Period	549,000	$12

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	74	$5
Written	565,000	6
Expired	(74)	(5)
Closed	—	—
Exercised	—	—
End of Period	565,000	$6
* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

26

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of

27

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of April 30, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$27	$12	$—	$—	$—	$—	$39
Unrealized appreciation on foreign currency contracts	—	35	—	—	—	—	35
Unrealized appreciation on OTC swap contracts	9	—	76	—	—	—	85
Variation margin receivable *	64	—	—	—	—	—	64
Total	$100	$47	$76	$—	$—	$—	$223

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$66	$—	$—	$—	$—	$66
Unrealized depreciation on OTC swap contracts	17	—	128	—	—	—	145
Variation margin payable *	99	—	—	—	—	—	99
Written option contracts, market value	3	—	—	—	—	—	3
Total	$119	$66	$128	$—	$—	$—	$313

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(14) and open centrally cleared swaps cumulative appreciation of $0 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

28

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

The ratio of foreign currency contracts to net assets at April 30, 2014 was 33.52%, compared to the six-month period ended April 30, 2014, average to net assets of 40.40%. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$(14)	$(22)	$—	$—	$—	$—	$(36)
Net realized loss on futures contracts	(234)	—	—	—	—	—	(234)
Net realized gain on written option contracts	5	—	—	—	—	—	5
Net realized loss on swap contracts	(5)	—	(67)	—	—	—	(72)
Net realized loss on foreign currency contracts	—	(109)	—	—	—	—	(109)
Total	$(248)	$(131)	$(67)	$—	$—	$—	$(446)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$(2)	$(31)	$—	$—	$—	$—	$(33)
Net change in unrealized appreciation of futures contracts	222	—	—	—	—	—	222
Net change in unrealized appreciation of written option contracts	5	2	—	—	—	—	7
Net change in unrealized appreciation of swap contracts	61	—	14	—	—	—	75
Net change in unrealized depreciation of foreign currency contracts	—	(133)	—	—	—	—	(133)
Total	$286	$(162)	$14	$—	$—	$—	$138

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Purchased option contracts at market value	$39	$(3)	$—	$—	$36
Futures contracts - Variation margin receivable	55	(55)	—	—	—
OTC swap contracts at market value	534	(127)	—	—	407
Swap contracts - Variation margin receivable	9	(9)	—	—	—
Unrealized appreciation on foreign currency contracts	35	(11)	—	—	24
Total subject to a master netting or similar arrangement	$672	$(205)	$—	$—	$467

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

29

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged		Cash Collateral Pledged		Net Amount (not less than $0)
Description
Written option contracts at market value	$3	$(3)	$—		$—		$—
Futures contracts - Variation margin payable	88	(55)	—		(450	)†	—
OTC swap contracts at market value	161	(127)	—		—		34
Swaps contracts - Variation margin payable	11	(9)	(114	)†	—		—
Unrealized depreciation on foreign currency contracts	61	(11)	—		—		50
Total subject to a master netting or similar arrangement	$324	$(205)	$(114)		$(450)		$84

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

† Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive

30

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2013, are as follows:

Amount
Accumulated Capital Losses	$(1,113)
Unrealized Depreciation*	(204)
Total Accumulated Deficit	$(1,317)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(467)
Accumulated Net Realized Gain (Loss)	476
Capital Stock and Paid-in-Capital	(9)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

31

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$211
Long-Term Capital Loss Carryforward	380
Total	$591

As of October 31, 2013, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$522

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.100%
On next $500 million	1.090%
On next $1.5 billion	1.080%
On next $2.5 billion	1.070%
Over $5 billion	1.060%

The Fund’s management fee rate is adjusted based on the Fund’s performance relative to the cumulative investment record of its benchmark index (the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index) over the Performance Measurement Period. The accrual of this adjustment began in December 2013 and the first payment was made in January 2014. Prior to December 2013, only the base fee rate shown in the table above applied.

The Performance Measurement Period is the previous 36 months; however until the Fund has been in operation for 36 months the Performance Measurement Period equals the time that has elapsed since the Fund’s inception. The management fee rate paid to HFMC by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the management fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), and (2) a performance fee adjustment (“Performance Adjustment”), calculated by applying a variable rate of up to 0.50% of the Fund’s average daily net assets during the applicable Performance Measurement Period. The Performance Adjustment may either increase the management fee owed to HFMC

32

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

if the Fund outperforms the benchmark index, or may partially offset the management fee owed to HFMC if the Fund underperforms the benchmark index.

The investment performance of the Fund’s Class A Shares (excluding the frond-end sales load) for the Performance Measurement Period is used to calculate the Performance Adjustment. The Performance Adjustment is equivalent to 25% of the amount by which the Fund outperforms or underperforms the cumulative investment record of its benchmark index plus 1.15%. No Performance Adjustment is applied if the Fund’s investment performance is equal to the cumulative investment record of the Fund’s benchmark index plus 1.15% during the applicable Performance Measurement Period. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The management fee is paid monthly in arrears. For the period December 15, 2013 through April 30, 2014 the Base Fee Rate represented an effective rate (excluding the impact of any expense waivers in effect) of 1.10% of the Fund’s average daily net assets before a decrease of $55 (an annualized ratio of 0.35% of the Fund’s average daily net assets) based on the Performance Adjustment. The Performance Adjustment amount is included as a component of the Investment management fees on the Statement of Operations. For more information on management fees, including the Performance Adjustment, please refer to the Fund’s prospectus.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	1.30%	1.85%	1.55%	1.25%	1.20%

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $1 and contingent deferred sales charges of zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was

33

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	73%
Class C	94
Class I	94
Class R3	100
Class R4	100
Class R5	100
Class Y	58

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$54,255	$22,813	$77,068
Sales Proceeds	52,222	25,557	77,779

34

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the period December 14, 2012 (commencement of operations) through October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Period Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	27	—	(191)	(164)	784	—	(12)	772
Amount	$260	$—	$(1,843)	$(1,583)	$7,805	$—	$(113)	$7,692
Class C
Shares	4	—	—	4	208	—	—	208
Amount	$35	$—	$—	$35	$2,081	$—	$—	$2,081
Class I
Shares	3	—	(5)	(2)	305	—	(90)	215
Amount	$30	$—	$(45)	$(15)	$3,045	$—	$(889)	$2,156
Class R3
Shares	—	—	—	—	200	—	—	200
Amount	$—	$—	$—	$—	$2,000	$—	$—	$2,000
Class R4
Shares	—	—	—	—	200	—	—	200
Amount	$—	$—	$—	$—	$2,000	$—	$—	$2,000
Class R5
Shares	—	—	—	—	200	—	—	200
Amount	$2	$—	$(2)	$—	$2,000	$—	$—	$2,000
Class Y
Shares	270	—	(231)	39	1,517	—	(4)	1,513
Amount	$2,603	$—	$(2,223)	$380	$15,034	$—	$(36)	$14,998
Total
Shares	304	—	(427)	(123)	3,414	—	(106)	3,308
Amount	$2,930	$—	$(4,113)	$(1,183)	$33,965	$—	$(1,038)	$32,927

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO

35

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

36

The Hartford Global Alpha Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$9.55	$(0.03)	$0.02	$(0.01)	$–	$–	$–	$9.54	(0.10	)%(D)	$5,804	1.54	%(E)	1.50	%(E)	(0.60	)%(E)
C	9.48	(0.06)	0.03	(0.03)	–	–	–	9.45	(0.32	)(D)	2,002	2.24	(E)	2.20	(E)	(1.30	)(E)
I	9.57	(0.01)	0.02	0.01	–	–	–	9.58	0.10	(D)	2,043	1.25	(E)	1.21	(E)	(0.31	)(E)
R3	9.51	(0.05)	0.04	(0.01)	–	–	–	9.50	(0.11	)(D)	1,899	1.94	(E)	1.85	(E)	(0.97	)(E)
R4	9.54	(0.03)	0.02	(0.01)	–	–	–	9.53	(0.10	)(D)	1,907	1.64	(E)	1.55	(E)	(0.67	)(E)
R5	9.56	(0.02)	0.03	0.01	–	–	–	9.57	0.10	(D)	1,914	1.34	(E)	1.25	(E)	(0.37	)(E)
Y	9.57	(0.02)	0.03	0.01	–	–	–	9.58	0.10	(D)	14,866	1.24	(E)	1.20	(E)	(0.33	)(E)

From December 14, 2012 (commencement of operations), through October 31, 2013
A(F)	$10.00	$(0.08)	$(0.37)	$(0.45)	$–	$–	$–	$9.55	(4.50	)%(D)	$7,371	1.88	%(E)	1.47	%(E)	(0.90	)%(E)
C(F)	10.00	(0.14)	(0.38)	(0.52)	–	–	–	9.48	(5.20	)(D)	1,975	2.62	(E)	2.21	(E)	(1.65	)(E)
I(F)	10.00	(0.06)	(0.37)	(0.43)	–	–	–	9.57	(4.30	)(D)	2,055	1.64	(E)	1.23	(E)	(0.69	)(E)
R3(F)	10.00	(0.11)	(0.38)	(0.49)	–	–	–	9.51	(4.90	)(D)	1,903	2.32	(E)	1.85	(E)	(1.30	)(E)
R4(F)	10.00	(0.09)	(0.37)	(0.46)	–	–	–	9.54	(4.60	)(D)	1,908	2.02	(E)	1.55	(E)	(1.00	)(E)
R5(F)	10.00	(0.06)	(0.38)	(0.44)	–	–	–	9.56	(4.40	)(D)	1,913	1.72	(E)	1.25	(E)	(0.70	)(E)
Y(F)	10.00	(0.05)	(0.38)	(0.43)	–	–	–	9.57	(4.30	)(D)	14,476	1.61	(E)	1.20	(E)	(0.62	)(E)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on December 14, 2012.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	197%
From December 14, 2012 (commencement of operations), through October 31, 2013	384

37

The Hartford Global Alpha Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

38

The Hartford Global Alpha Fund

Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

39

The Hartford Global Alpha Fund

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

The Hartford Global Alpha Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$999.00	$7.41	$1,000.00	$1,017.38	$7.48	1 .50%	181	365
Class C	$1,000.00	$996.80	$10.89	$1,000.00	$1,013.88	$10.99	2 .20	181	365
Class I	$1,000.00	$1,001.00	$6.00	$1,000.00	$1,018.79	$6.06	1 .21	181	365
Class R3	$1,000.00	$998.90	$9.19	$1,000.00	$1,015.60	$9.27	1 .85	181	365
Class R4	$1,000.00	$999.00	$7.70	$1,000.00	$1,017.09	$7.77	1 .55	181	365
Class R5	$1,000.00	$1,001.00	$6.22	$1,000.00	$1,018.58	$6.28	1 .25	181	365
Class Y	$1,000.00	$1,001.00	$5.95	$1,000.00	$1,018.84	$6.01	1 .20	181	365

41

The Hartford Global Alpha Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Performance Fee Risk: The use of a Treasury bill index to calculate the Fund’s performance fee could result in the Fund paying higher management fees than if the Fund limited its investments to U.S. Treasury bills and other short-term instruments.

42

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-GLA14 4/14 113978-2 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD GLOBAL CAPITAL APPRECIATION FUND* 2014 Semi Annual Report *Prior to March 1, 2014, Hartford Global Capital Appreciation Fund was known as The Hartford Capital Appreciation II Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Global Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Global Capital Appreciation Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

 Performance Overview 4/29/05 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Global Capital Appreciation A#	7.18%	22.51%	18.22%	9.55%
Global Capital Appreciation A##	1.29%	15.77%	16.89%	8.86%
Global Capital Appreciation B#	6.81%	21.53%	17.27%	8.78%*
Global Capital Appreciation B##	1.81%	16.53%	17.06%	8.78%*
Global Capital Appreciation C#	6.83%	21.60%	17.36%	8.76%
Global Capital Appreciation C##	5.83%	20.60%	17.36%	8.76%
Global Capital Appreciation I#	7.35%	22.85%	18.56%	9.84%
Global Capital Appreciation R3#	7.10%	22.31%	17.96%	9.39%
Global Capital Appreciation R4#	7.27%	22.72%	18.33%	9.69%
Global Capital Appreciation R5#	7.37%	22.88%	18.60%	9.90%
Global Capital Appreciation Y#	7.37%	22.94%	18.70%	10.00%
MSCI All Country World Index	5.54%	14.98%	16.03%	7.49%
Russell 3000 Index	7.83%	20.78%	19.54%	8.22%

†	Not Annualized
▲	Inception: 04/29/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund has changed its benchmark from the Russell 3000 Index to the MSCI All Country World Index. The Fund’s Investment Manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

2

Hartford Global Capital Appreciation Fund

Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Global Capital Appreciation Class A	1.25%	1.30%
Global Capital Appreciation Class B	2.00%	2.14%
Global Capital Appreciation Class C	2.00%	2.01%
Global Capital Appreciation Class I	0.98%	0.98%
Global Capital Appreciation Class R3	1.35%	1.58%
Global Capital Appreciation Class R4	1.05%	1.27%
Global Capital Appreciation Class R5	0.95%	0.99%
Global Capital Appreciation Class Y	0.87%	0.87%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Kent M. Stahl, CFA	David W. Palmer, CFA	Nicolas M. Choumenkovitch
Senior Vice President and Director, Investments and Risk Management	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Gregg R. Thomas, CFA	Frank D. Catrickes, CFA	Saul J. Pannell, CFA
Senior Vice President and Director, Risk Management	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Michael T. Carmen, CFA
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of Hartford Global Capital Appreciation Fund returned 7.18%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s benchmark, the Russell 3000 Index, which returned 7.83% for the same period. The Fund outperformed the 4.72% average return of the Lipper Global Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

Nine of ten sectors in the benchmark posted positive returns during the period. Strong performing sectors included Healthcare (+13%), Utilities (+11%), and Information Technology (+10%), while the Telecommunication Services (-3%), and Consumer Discretionary (+3%) sectors lagged on a relative basis.

Lackluster security selection was the primary driver of Fund relative underperformance during the period. Weak stock selection within the Consumer Discretionary, Industrials, and Energy more than offset stronger selection in the Information Technology sector. Sector allocation, a result of the bottom-up stock selection process, contributed modestly to relative returns driven by underweight allocations to Consumer Staples and Telecommunication Services. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The top detractors from relative and absolute performance during the period included Cobalt International Energy (Energy), Best Buy (Information Technology), and Lululemon Athletica (Consumer Discretionary). Shares of Cobalt International Energy, a U.S.-based, oil-focused exploration and production company, declined as a result of disappointing well test results at the company's Lontra well off the coast of Angola. U.S.-based electronics retailer Best Buy reported unfavorable domestic holiday sales that fell below expectations,

3

Hartford Global Capital Appreciation Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

sending the stock lower. Shares of U.S.-listed manufacturer and retailer of premium athletic apparel company Lululemon Athletica declined during the period after the company issued lower revenue and earnings guidance based on an in-line holiday selling season and a slow start to January.

The top contributors to relative performance included SunEdison (Information Technology), AstraZeneca (Healthcare), and Micron Technology (Information Technology). Shares of SunEdison, a solar installation company, rose on increasing appreciation among investors of the value of the planned yieldco entity, which will return project cash flows to investors over time. Shares of AstraZeneca, a U.K.-based multinational pharmaceutical company, outperformed late in the period on news that U.S.-based pharmaceutical giant Pfizer offered to acquire the company at a price that AstraZeneca dismissed as being too low. We view the stock as a way to play the immuno-oncology theme, an exciting new area in medicine that could completely change the way cancer is treated. Shares of Micron Technology, a U.S.-based Semiconductor manufacturer, rose on improving expectations for demand for the company's products and solid execution. Top contributors to absolute performance during the period also included Merck (Healthcare).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions are still far from synchronized across regions, contributing to a diverse central bank policy environment. We believe inflation is not yet a concern for the world economy. We expect the U.S. economy to regain momentum and job and wage growth, developments that will be watched closely by the U.S. Federal Reserve (the Fed) as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. At the end of the period, Information Technology was our top overweight while Financials remained our largest underweight relative to the MSCI All-Country World Index.

Diversification by Country

as of April 30, 2014

Percentage of
Country	Net Assets
Argentina	0.3
Australia	0.5
Austria	0.3
Belgium	1.2
Brazil	1.0
Canada	3.2
Chile	0.1
China	4.4
Denmark	0.2
Finland	0.3
France	4.1
Germany	1.7
Greece	0.6
Hong Kong	1.7
India	0.2
Indonesia	0.1
Ireland	0.4
Israel	0.1
Italy	1.3
Japan	7.2
Luxembourg	0.5
Malaysia	0.2
Mexico	0.4
Netherlands	2.6
New Zealand	0.0
Norway	0.6
Philippines	0.1
Poland	0.1
Russia	0.1
Singapore	0.1
South Africa	0.1
South Korea	1.5
Spain	0.6
Sweden	1.6
Switzerland	3.2
Taiwan	0.5
Thailand	0.6
United Kingdom	7.2
United States	49.6
Short-Term Investments	1.8
Other Assets and Liabilities	(0.3)
Total	100.0%

4

Hartford Global Capital Appreciation Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Diversification by Sector

as of April 30, 2014

Percentage of
Sector	Net Assets
Equity Securities
Consumer Discretionary	14.2
Consumer Staples	7.2
Energy	8.4
Financials	13.6
Health Care	13.9
Industrials	13.3
Information Technology	15.8
Materials	6.3
Services	2.8
Utilities	3.0
Total	98.5
Short-Term Investments	1.8
Other Assets and Liabilities	(0.3)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

5

Hartford Global Capital Appreciation Fund

Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.9%
	Automobiles and Components - 1.2%
30	Bajaj Automotive Ltd.	$944
43	Dana Holding Corp.	906
1,044	Dongfeng Motor Group Co., Ltd.	1,395
152	Fiat S.p.A.	1,832
287	Ford Motor Co.	4,635
5	Hyundai Mobis Co., Ltd.	1,471
119	Isuzu Motors Ltd.	691
58	Musashi Seimitsu Industry Co., Ltd.	1,269
33	Tachi-S Co., Ltd.	515
17	Toyota Industries Corp.	793
485	Xingda International Holdings	214
		14,665
	Banks - 3.9%
403	Alpha Bank A.E. ●	390
321	Banco Bilbao Vizcaya Argentaria S.A.	3,949
243	Bangkok Bank Public Co. NVDR	1,416
2,911	Bank of Ireland ●	1,137
54	Bank of Nova Scotia	3,310
12	BNP Paribas	899
893	Eurobank Ergasias S.A. ●☼	508
391	HSBC Holdings plc	3,997
1,046	Mitsubishi UFJ Financial Group, Inc.	5,564
168	Piraeus Bank S.A. ●	396
101	PNC Financial Services Group, Inc.	8,524
26	Raiffeisen Bank International AG	807
112	Royal Bank of Scotland Group plc ●	566
48	Shinhan Financial Group Co., Ltd.	2,092
29	Societe Generale Class A	1,824
345	Standard Chartered plc	7,466
34	Svenska Handelsbanken Ab Class A	1,702
70	Wells Fargo & Co.	3,493
		48,040
	Capital Goods - 8.8%
68	Alstom S.A.	2,804
206	Amada Co., Ltd.	1,490
43	AMETEK, Inc.	2,285
30	Arcam AB ●	778
32	Assa Abloy Ab ●	1,683
154	Atlas Copco Ab	4,489
9	Belden, Inc.	664
565	Bombardier, Inc. Class B	2,273
758	Capstone Turbine Corp. ●	1,560
469	China Lesso Group Holdings Ltd.	250
40	Compagnie De Saint-Gobain	2,443
36	Danaher Corp.	2,640
62	Denyo Co., Ltd.	928
81	DigitalGlobe, Inc. ●	2,411
40	DMG Mori Seiki Co., Ltd.	499
9	Doosan Corp.	1,174
8	Esterline Technologies Corp. ●	897
67	General Electric Co.	1,791
111	HD Supply Holdings, Inc. ●	2,865
23	KBR, Inc.	573
58	Kone Oyj Class B	2,470
20	Lockheed Martin Corp.	3,312
95	Masco Corp.	1,903
33	Mitsubishi Corp.	593
18	Moog, Inc. Class A ●	1,201
59	Nidec Corp.	3,344
192	Okuma Corp.	1,643
72	Owens Corning, Inc.	2,945
20	Parker-Hannifin Corp.	2,523
348	Qinetiq Group plc	1,240
361	Rexel S.A.	9,120
12	Rheinmetall AG	806
123	Rolls-Royce Holdings plc	2,193
31	Safran S.A.	2,063
95	Schneider Electric S.A.	8,881
218	Shanghai Industrial Holdings Ltd.	677
13	Siemens AG	1,767
103	SKF AB Class B	2,684
8	Sulzer AG	1,256
22	Teledyne Technologies, Inc. ●	2,012
77	THK Co., Ltd.	1,636
13	TransDigm Group, Inc.	2,282
125	Trelleborg AB	2,675
37	United Technologies Corp.	4,425
20	Vallourec S.A.	1,204
32	Vinci S.A.	2,393
9	W.W. Grainger, Inc.	2,249
21	Wabtec Corp.	1,591
137	Zumbotel AG ☼	2,850
		108,435
	Commercial and Professional Services - 1.4%
33	ACCO Brands Corp. ●	199
27	ADT (The) Corp.	823
39	Clean Harbors, Inc. ●	2,356
91	Edenred	3,070
81	Enernoc, Inc. ●	1,921
27	Equifax, Inc. ●	1,945
26	IHS, Inc. ●	3,109
83	Knoll, Inc.	1,514
36	Nielsen Holdings N.V.	1,707
17	Robert Half International, Inc.	770
		17,414
	Consumer Durables and Apparel - 1.8%
2	Brunello Cucinelli S.p.A.	66
15	Cloudera, Inc. ⌂●†	196
44	Crocs, Inc. ●	660
67	Electrolux AB Series B	1,851
20	Kate Spade & Co. ●	699
53	Lennar Corp.	2,046
47	One Kings Lane, Inc. ⌂●†	649
34	Persimmon plc ●	748
299	Pulte Group, Inc.	5,501
23	PVH Corp.	2,918
1,013	Samsonite International S.A.	3,217
988	Truly International Holdings	668
23	Whirlpool Corp.	3,573
		22,792
	Consumer Services - 2.7%
278	Anhanguera Educacional Participacoes S.A.	1,721
80	Bloomin' Brands, Inc. ●	1,713
52	Boyd Gaming Corp. ●	609
248	Compass Group plc	3,949
35	Dunkin' Brands Group, Inc.	1,598
38	Home Inns & Hotels Management, Inc. ●	1,091
701	Mandarin Oriental International Ltd.	1,283
48	McDonald's Corp.	4,890
61	Melco PBL Entertainment Ltd. ADR	2,085

The accompanying notes are an integral part of these financial statements.

6

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.9% - (continued)
	Consumer Services - 2.7% - (continued)
224	MGM China Holdings Ltd.	$784
54	New Oriental Education & Technology Group, Inc. ADR	1,308
157	Opap S.A. ☼	2,501
15	Outerwall, Inc. ●	1,012
18	Panera Bread Co. Class A ●	2,737
232	Sands China Ltd.	1,700
41	Tim Hortons, Inc.	2,233
32	Wyndham Worldwide Corp.	2,291
		33,505
	Diversified Financials - 3.7%
14	Ameriprise Financial, Inc.	1,617
215	Anima Holding S.p.A. ●	1,270
62	Ares Capital Corp.	1,068
94	Banca Generali S.p.A.	2,966
4	BlackRock, Inc.	1,326
38	Bolsas Y Mercados Espanoles	1,676
26	CETIP S.A. - Mercados Organizado	328
23	Citigroup, Inc.	1,111
103	EFG International AG ●	1,305
997	Henderson Group plc	4,235
136	Ichiyoshi Securities Co., Ltd. ☼	1,620
107	ING Groep N.V. ●	1,528
53	Japan Exchange Group, Inc.	1,042
142	JP Morgan Chase & Co.	7,957
135	Julius Baer Group Ltd. ☼	6,303
24	Kennedy Wilson Europe Real Estate plc ●	419
14	LPL Financial Holdings, Inc.	640
173	Mitsubishi UFJ Lease & Finance Co., Ltd.	855
64	Nomad Holdings Ltd. ●	656
154	ORIX Corp.	2,232
112	Platform Specialty Products Corp. ●	2,192
59	Solar Cayman Ltd. ⌂■●†	4
40	Solar Senior Capital Ltd.	669
91	UBS AG	1,899
65	Wisdomtree Investment, Inc. ●	739
		45,657
	Energy - 8.4%
9	Anadarko Petroleum Corp.	861
11	Athlon Energy, Inc. ●	428
17	Baker Hughes, Inc.	1,223
255	BG Group plc	5,149
57	Cabot Oil & Gas Corp.	2,225
99	Cameco Corp.	2,118
17	Canadian Natural Resources Ltd.	680
72	Canadian Natural Resources Ltd. ADR	2,947
96	Chevron Corp.	12,102
4,351	China Petroleum & Chemical Corp. Class H	3,863
416	Cobalt International Energy, Inc. ●	7,485
2	Diamondback Energy, Inc. ●	115
94	Enbridge, Inc.	4,562
96	Halliburton Co.	6,039
20	HollyFrontier Corp.	1,044
137	Imperial Oil Ltd.	6,694
627	Karoon Gas Australia Ltd. ●†	1,440
159	McDermott International, Inc. ●	1,152
41	National Oilwell Varco, Inc.	3,245
125	OAO Gazprom Class S ADR	905
2,982	PetroChina Co., Ltd.	3,440
456	Petroleo Brasileiro S.A. ADR	6,755
48	Pioneer Natural Resources Co.	9,340
33	QEP Resources, Inc.	1,023
33	Range Resources Corp.	2,963
41	Southwestern Energy Co. ●	1,947
22	Superior Energy Services, Inc.	713
99	Tonengeneral Sekiyu KK	935
33	Total S.A.	2,357
303	Trican Well Service Ltd.	4,335
211	Tsakos Energy Navigation Ltd.	1,506
144	YPF Sociedad Anonima ADR	4,085
		103,676
	Food and Staples Retailing - 1.4%
22	Alimentation Couche-Tard, Inc. Class B	617
70	CVS Caremark Corp.	5,076
5	E-Mart Co., Ltd.	1,207
30	Metro AG	1,205
35	Seven & I Holdings Co., Ltd. ☼	1,377
15	Walgreen Co.	1,019
81	Wal-Mart Stores, Inc.	6,419
		16,920
	Food, Beverage and Tobacco - 5.1%
176	Ambev S.A.	1,277
96	Anheuser-Busch InBev N.V. ☼	10,460
47	Asahi Group Holdings Ltd.	1,304
119	British American Tobacco plc	6,889
275	C&C Group plc	1,637
144	Diageo Capital plc	4,421
77	Imperial Tobacco Group plc	3,328
805	Jain Irrigation Systems Ltd.	1,092
13	Japan Tobacco, Inc.	418
23	Kraft Foods Group, Inc.	1,291
1,856	LT Group, Inc.	765
40	Maple Leaf Foods, Inc.	655
356	Mondelez International, Inc.	12,705
26	Monster Beverage Corp. ●	1,757
58	Nestle S.A.	4,509
859	Treasury Wine Estates Ltd.	3,060
38	Unilever N.V.	1,611
105	Unilever N.V. NY Shares ADR	4,500
515	Vina Concha Y Tora S.A.	1,077
		62,756
	Health Care Equipment and Services - 2.0%
78	Aetna, Inc.	5,592
53	Cardinal Health, Inc.	3,702
1,551	CareView Communications, Inc. ●†	1,164
75	Envision Healthcare Holdings ●	2,542
90	HCA Holdings, Inc. ●	4,680
55	Medtronic, Inc.	3,234
18	Olympus Corp.	562
43	UnitedHealth Group, Inc.	3,194
		24,670
	Household and Personal Products - 0.7%
79	Procter & Gamble Co.	6,503
54	Svenska Cellulosa AB Class B	1,520
		8,023
	Insurance - 4.6%
55	ACE Ltd.	5,656
31	Ageas	1,322
293	American International Group, Inc.	15,563
290	Assicurazioni Generali S.p.A.	6,776

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.9% - (continued)
	Insurance - 4.6% - (continued)
130	Delta Lloyd N.V.	$3,428
406	Direct Line Insurance Group plc	1,717
34	Marsh & McLennan Cos., Inc.	1,662
67	MetLife, Inc.	3,526
7	Muenchener Rueckversicherungs ●	1,698
322	RMI Holdings	919
429	T&D Holdings, Inc.	5,118
42	Tokio Marine Holdings, Inc.	1,237
30	Zurich Financial Services AG	8,647
		57,269
	Materials - 6.3%
24	Air Liquide ☼	3,439
37	Akzo Nobel N.V.	2,835
74	Allied Nevada Gold Corp. ●	252
1,994	AMVIG Holdings Ltd.	726
73	AuRico Gold, Inc.	302
25	Barrick Gold Corp.	431
29	BASF SE ●	3,419
413	BBMG Corp.	290
51	BHP Billiton plc	1,655
28	Celanese Corp.	1,725
168	Cemex S.A.B. de C.V. ADR ●	2,121
688	China Resources Cement	479
346	Continental Gold Ltd. ●	1,232
62	CRH plc	1,820
25	Crown Holdings, Inc. ●	1,160
59	E.I. DuPont de Nemours & Co.	3,992
11	Ecolab, Inc.	1,123
74	Eldorado Gold Corp.	450
426	Fortescue Metals Group Ltd.	2,015
1	Givaudan	866
4,101	Greatview Aseptic Packaging Co., Ltd.	2,502
139	Harmony Gold Mining Co., Ltd. ☼	456
2,210	Huabao International Holdings Ltd.	1,047
121	International Paper Co.	5,651
102	Israel Chemicals Ltd.	906
459	Ivanhoe Mines Ltd. ●	758
302	JSR Corp.	4,954
104	Kinross Gold Corp.	423
21	Lafarge S.A.	1,964
9	Martin Marietta Materials, Inc.	1,067
33	Methanex Corp.	2,050
18	Methanex Corp. ADR	1,132
243	Mitsui Chemicals, Inc.	593
97	Norbord, Inc.	2,384
5	OCI Co., Ltd.	872
39	Packaging Corp. of America	2,576
34	Praxair, Inc.	4,394
978	PTT Chemical Public Co., Ltd. †	2,108
30	Reliance Steel & Aluminum	2,120
28	Rio Tinto plc	1,497
30	Rio Tinto plc ADR	1,649
32	Smurfit Kappa Group plc	717
23	Umicore S.A.	1,118
41	Vulcan Materials Co.	2,647
16	Wacker Chemie AG	1,920
		77,837
	Media - 2.4%
64	Avex, Inc.	1,180
13	Comcast Corp. Class A	652
66	CyberAgent, Inc. ☼	2,725
220	DHX Media Ltd.	992
17	DirecTV ●	1,327
32	DISH Network Corp. ●	1,800
9	DreamWorks Animation SKG, Inc. ●	224
2,017	Major Cineplex Group Public Co., Ltd. ●	1,199
15	McGraw Hill Financial, Inc.	1,078
45	Omnicom Group, Inc.	3,078
121	Pandora Media, Inc. ●	2,841
64	Quebecor, Inc.	1,514
90	SES Global S.A.	3,395
4	Time Warner Cable, Inc.	509
28	Time Warner, Inc.	1,889
181	TVA S.A. ●	985
50	Wolters Kluwer N.V.	1,402
102	WPP plc	2,204
		28,994
	Pharmaceuticals, Biotechnology and Life Sciences - 11.9%
27	Actavis plc ●	5,615
19	Alkermes plc ●	879
72	Almirall S.A.	1,210
25	Alnylam Pharmaceuticals, Inc. ●	1,259
195	Arena Pharmaceuticals, Inc. ●	1,246
201	AstraZeneca plc	15,893
77	AstraZeneca plc ADR	6,098
4	Biogen Idec, Inc. ●	1,207
221	Bristol-Myers Squibb Co.	11,048
4	Celgene Corp. ●	561
492	China Shineway Pharmaceutical Group Ltd.	863
149	Daiichi Sankyo Co., Ltd.	2,499
64	Eisai Co., Ltd.	2,460
46	Eli Lilly & Co.	2,723
13	Forest Laboratories, Inc. ●	1,219
32	Foundation Medicine, Inc. ●	939
103	Gilead Sciences, Inc. ●	8,052
6	Illumina, Inc. ●	785
9	Incyte Corp. ●	445
57	Innate Pharma S.A. ●	486
62	Johnson & Johnson	6,246
27	Kyowa Hakko Kirin Co., Ltd. ☼	307
17	Medivation, Inc. ●	1,027
402	Merck & Co., Inc.	23,563
45	NPS Pharmaceuticals, Inc. ●	1,191
102	Ono Pharmaceutical Co., Ltd.	8,068
101	Pfizer, Inc.	3,166
91	Portola Pharmaceuticals, Inc. ●	2,136
6	Puma Biotechnology, Inc. ●	435
16	Regeneron Pharmaceuticals, Inc. ●	4,895
43	Roche Holding AG	12,472
39	Seattle Genetics, Inc. ●	1,491
124	Shionogi & Co., Ltd.	2,170
51	Takeda Pharmaceutical Co., Ltd.	2,285
45	Tesaro, Inc. ●	1,124
825	TherapeuticsMD, Inc. ●	3,465
21	UCB S.A.	1,697
16	Vertex Pharmaceuticals, Inc. ●	1,100
43	WuXi PharmaTech Cayman, Inc. ●	1,448
84	Zoetis, Inc.	2,554
		146,327

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.9% - (continued)
	Real Estate - 1.4%
82	AEON Mall Co., Ltd.	$1,953
16	AvalonBay Communities, Inc. REIT	2,242
22,678	Bekasi Fajar Industrial Estate Tbk PT	1,004
141	British Land Co. plc REIT	1,645
115	Castellum AB	1,961
146	City Developments Ltd.	1,265
66	Deutsche Wohnen A.G.	1,425
17	Icade REIT ●	1,695
23	Realogy Holdings Corp. ●	950
2,373	Supalai Public Co., Ltd.	1,435
134	Two Harbors Investment Corp. REIT	1,390
22	Weyerhaeuser Co. REIT	659
		17,624
	Retailing - 5.6%
31	Advance Automotive Parts, Inc.	3,710
727	Allstar Co. ⌂●†	1,043
11	Amazon.com, Inc. ●‡	3,283
3	AutoZone, Inc. ●	1,566
1,585	Baoxin Automotive Group Ltd.	1,201
72	Express, Inc. ●	1,044
30	Francescas Holding Corp. ●	496
20	GameStop Corp. Class A	789
12	GNC Holdings, Inc.	549
912	Groupon, Inc. ●	6,376
9	Hyundai Home Shopping Network Corp.	1,298
6,069	Intime Retail Group Co., Ltd.	5,960
20	L Brands, Inc.	1,061
127	Lowe's Cos., Inc.	5,819
254	Luk Fook Holdings International Ltd.	721
3,134	Maoye International Holdings	450
154	Marks & Spencer Group plc	1,150
11	Netflix, Inc. ●	3,500
329	Office Depot, Inc. ●	1,344
11	Priceline (The) Group, Inc. ●	12,227
183	Rakuten, Inc.	2,374
48	Rent-A-Center, Inc.	1,408
21	Restoration Hardware Holdings, Inc. ●	1,316
14	Signet Jewelers Ltd.	1,452
69	TJX Cos., Inc.	4,006
39	Tory Burch LLC ⌂●†	2,655
98	Tuesday Morning Corp. ●	1,374
901	Zhongsheng Group Holdings Ltd.	1,097
		69,269
	Semiconductors and Semiconductor Equipment - 4.6%
127	Applied Materials, Inc.	2,415
61	Freescale Semiconductor Holdings Ltd. ●	1,330
4,536	GCL-Poly Energy Holdings Ltd.	1,363
144	GT Advanced Technologies, Inc. ●	2,387
98	Hynix Semiconductor, Inc.	3,805
100	Intel Corp.	2,665
8	JinkoSolar Holding Co., Ltd. ADR ●	226
247	Maxim Integrated Products, Inc.	8,019
358	Micron Technology, Inc. ●	9,347
214	NXP Semiconductors N.V. ●	12,762
2	Samsung Electronics Co., Ltd.	2,661
31	Skyworks Solutions, Inc. ●	1,276
432	Sumco Corp.	3,315
166	SunEdison, Inc. ●	3,197
102	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,056
62	Wolfson Microelectronics plc ●	246
		57,070
	Software and Services - 8.0%
21	21Vianet Group, Inc. ADR ●	496
20	Accenture plc	1,576
656	Activision Blizzard, Inc.	13,123
27	Adobe Systems, Inc. ●‡	1,667
12	Akamai Technologies, Inc. ●	654
21	Amadeus IT Holding S.A. Class A	872
105	Angie's List, Inc. ●	1,192
22	AOL, Inc. ●	932
143	Apigee Corp. ⌂●†	375
75	Autodesk, Inc. ●	3,583
37	Automatic Data Processing, Inc.	2,886
32	Booz Allen Hamilton Holding Corp.	745
142	Cadence Design Systems, Inc. ●	2,208
27	ChinaCache International Holdings Ltd. ADR ●	374
75	Comverse, Inc. ●	1,873
31	Concur Technologies, Inc. ●	2,504
9	CoStar Group, Inc. ●	1,526
14	Daum Communications Corp.	987
11	Dropbox, Inc. ⌂●†	183
49	Ellie Mae, Inc. ●	1,195
110	Facebook, Inc. ●	6,586
7	Google, Inc. Class A ●	3,799
21	Google, Inc. Class C ●	11,127
4	IAC/InterActiveCorp.	272
9	IBM Corp.	1,673
9	LendingClub Corp. ⌂●†	165
234	Microsoft Corp.	9,443
2,319	Monitise plc ●	2,623
15	NetEase, Inc. ADR	1,050
11	New Relic, Inc. ⌂●†	280
384	Optimal Payments plc ●	2,457
91	Oracle Corp.	3,710
34	Salesforce.com, Inc. ●	1,732
19	Tableau Software, Inc. ●	1,059
57	Teradata Corp. ●	2,578
38	Total System Services, Inc.	1,219
161	UbiSoft Entertainment S.A. ●	3,001
34	Verint Systems, Inc. ●	1,479
3	Xero Ltd. ●	74
115	Xerox Corp.	1,393
63	Yahoo!, Inc. ●	2,247
22	Yelp, Inc. ●	1,261
		98,179
	Technology Hardware and Equipment - 3.2%
20	3D Systems Corp. ●	943
564	AAC Technologies Holdings, Inc.	3,158
—	Apple, Inc.	286
100	Catcher Technology Co., Ltd.	844
49	Cisco Systems, Inc.	1,135
1,533	Compal Electronics, Inc.	1,094
113	EMC Corp.	2,912
55	Fusion-io, Inc. ●	476
344	Japan Display, Inc. ●	2,117
62	Juniper Networks, Inc. ●	1,521
17	Loral Space & Communications, Inc. ●	1,190
119	Nokia Corp. ADR	894

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.9% - (continued)
	Technology Hardware and Equipment - 3.2% - (continued)
30	Palo Alto Networks, Inc. ●	$1,885
903	ParkerVision, Inc. ●	4,116
60	Pure Storage, Inc. ⌂●†	846
133	Qualcomm, Inc.	10,474
16	Stratasys Ltd. ●	1,563
22	TE Connectivity Ltd.	1,321
1,997	WPG Holdings Co., Ltd.	2,457
		39,232
	Telecommunication Services - 2.8%
19	DocuSign, Inc. ⌂●†	230
115	Gogo, Inc. ●	1,552
79	Hellenic Telecommunications Organization S.A.	1,263
92	Intelsat S.A. ●	1,680
44	KDDI Corp.	2,338
340	Koninklijke (Royal) KPN N.V.	1,208
15	Level 3 Communications, Inc. ●	646
91	Nippon Telegraph & Telephone Corp.	5,039
75	Orange S.A. ☼	1,220
5	SK Telecom Co., Ltd.	1,076
994	SmarTones Telecommunications Holding Ltd.	1,024
68	SoftBank Corp.	5,041
308	Telenor ASA	7,240
247	Total Access Communication Public Co., Ltd	955
37	Verizon Communications, Inc.	1,710
737	Vodafone Group plc	2,797
		35,019
	Transportation - 3.1%
189	Air Canada-Class A ●	1,316
2,792	AirAsia Berhad	1,900
57	Canadian National Railway Co.	3,336
178	Controladora Vuela Cia De Aviacion ●	1,270
44	Deutsche Post AG	1,649
85	DSV A/S	2,835
6	FedEx Corp.	804
99	GOL Linhas Aereas Inteligentes S.A. ADR ●	646
146	Groupe Eurotunnel S.A.	1,955
89	Hitachi Transport System Ltd.	1,372
2,498	Jiangsu Express Co., Ltd.	2,814
18	Kansas City Southern	1,767
12	Kuehne & Nagel International AG	1,638
522	Mitsui O.S.K. Lines Ltd.	1,741
471	Nippon Yusen	1,278
161	United Continental Holdings, Inc. ●	6,598
49	United Parcel Service, Inc. Class B	4,874
16	XPO Logistics, Inc. ●	441
		38,234
	Utilities - 2.9%
552	Cheung Kong Infrastructure Holdings Ltd.	3,607
8,346	China Longyuan Power Group Corp.	8,596
146	China Resources Gas Group LT	433
29	Edison International	1,640
379	ENN Energy Holdings Ltd.	2,651
4,412	Guangdong Investment Ltd.	4,797
1,030	Huadian Fuxin Energy Corp. Ltd. ●	482
316	Infraestructura Energetica Nova, S.A.B. de C.V.	1,653
34	Korea Electric Power Corp.	1,305
115	National Grid plc	1,635
406	NTPC Ltd.	783
18	PG&E Corp.	811
30	Scottish & Southern Energy	778
577	Snam S.p.A.	3,474
19	Southern Co.	875
640	Towngas China Co., Ltd.	731
65	Xcel Energy, Inc.	2,072
		36,323
	Total Common Stocks
	( Cost $1,160,264)	$1,207,930

Preferred Stocks - 0.6%
	Automobiles and Components - 0.2%
11	Volkswagen AG N.V.	$2,902

	Media - 0.3%
91	ProSieben Sat.1 Media AG	3,966

	Utilities - 0.1%
84	Cia Paranaense de Energie	1,208

	Total Preferred Stocks
	(Cost $7,895)	$8,076

Warrants - 0.0%
	Banks - 0.0%
111	Alpha Bank A.E.	$261
95	Piraeus Bank S.A. ●	131
		392
	Diversified Financials - 0.0%
64	Nomad Holdings Ltd. †	29

	Total Warrants
	(Cost $376)	$421

	Total Long-Term Investments
	(Cost $1,168,535)	$1,216,427

Short-Term Investments - 1.8%
Repurchase Agreements - 1.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $953, collateralized by GNMA 4.00%, 2044, value of $972)
$953	0.05%, 4/30/2014	$953
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$4,731, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury Note
	0.13% - 4.75%, 2014 - 2024, value of $4,825)
4,730	0.04%, 4/30/2014	4,730
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,674, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $1,707)
1,674	0.04%, 4/30/2014	1,674

The accompanying notes are an integral part of these financial statements.

10

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 1.8% - (continued)
Repurchase Agreements - 1.8% - (continued)
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $4,145, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $4,228)
$4,145	0.04%, 4/30/2014		$4,145
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,520, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $2,570)
2,520	0.05%, 4/30/2014		2,520
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,072, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $2,113)
2,072	0.04%, 4/30/2014		2,072
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$5,756, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $5,871)
5,756	0.05%, 4/30/2014		5,756
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $29, collateralized by U.S. Treasury Note 2.13%, 2015, value of $30)
29	0.04%, 4/30/2014		29
			21,879
	Total Short-Term Investments
	(Cost $21,879)		$21,879

	Total Investments
	(Cost $1,190,414) ▲	100.3%	$1,238,306
	Other Assets and Liabilities	(0.3)%	(4,286)
	Total Net Assets	100.0%	$1,234,020

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $1,198,495 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$87,684
Unrealized Depreciation	(47,873)
Net Unrealized Appreciation	$39,811

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $11,367, which represents 0.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $4,510 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $4, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	727	Allstar Co.	$316
04/2014	143	Apigee Corp.	416
02/2014	15	Cloudera, Inc.	218
02/2014	19	DocuSign, Inc.	255
01/2014	11	Dropbox, Inc.	204
04/2014	9	LendingClub Corp.	184
04/2014	11	New Relic, Inc.	311
01/2014	47	One Kings Lane, Inc.	721
04/2014	60	Pure Storage, Inc.	940
03/2007	59	Solar Cayman Ltd. - 144A	17
11/2013	39	Tory Burch LLC	3,091

At April 30, 2014, the aggregate value of these securities was $6,626, which represents 0.5% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	05/05/2014	CSFB	$295	$296	$1	$–
CAD	Buy	05/02/2014	BCLY	54	54	–	–
CAD	Buy	05/05/2014	SCB	657	657	–	–
CAD	Sell	05/01/2014	BCLY	98	99	–	(1)
CAD	Sell	05/02/2014	BCLY	30	30	–	–
CHF	Buy	05/02/2014	DEUT	28	28	–	–
EUR	Buy	05/06/2014	BOA	343	343	–	–
EUR	Buy	05/08/2014	BOA	384	384	–	–
EUR	Buy	05/05/2014	JPM	632	635	3	–
EUR	Buy	05/02/2014	TDS	1,248	1,250	2	–

The accompanying notes are an integral part of these financial statements.

12

Hartford Global Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Sell	05/06/2014	BOA	$296	$296	$–	$–
EUR	Sell	05/02/2014	JPM	431	433	–	(2)
GBP	Sell	05/01/2014	BCLY	595	598	–	(3)
GBP	Sell	05/06/2014	BCLY	321	321	–	–
GBP	Sell	05/02/2014	SSG	178	179	–	(1)
HKD	Sell	05/05/2014	BOA	627	627	–	–
HKD	Sell	05/02/2014	DEUT	66	66	–	–
JPY	Buy	12/03/2014	BCLY	547	543	–	(4)
JPY	Buy	05/02/2014	BOA	98	98	–	–
JPY	Buy	12/03/2014	BOA	1,518	1,524	6	–
JPY	Buy	05/01/2014	CBK	484	484	–	–
JPY	Buy	12/03/2014	CBK	1,838	1,838	–	–
JPY	Buy	05/07/2014	CSFB	596	598	2	–
JPY	Buy	12/03/2014	DEUT	677	679	2	–
JPY	Buy	12/03/2014	SCB	1,159	1,153	–	(6)
JPY	Sell	12/03/2014	BCLY	7,417	7,384	33	–
JPY	Sell	12/03/2014	BOA	2,237	2,231	6	–
JPY	Sell	05/01/2014	CBK	20	20	–	–
JPY	Sell	12/03/2014	CBK	2,236	2,231	5	–
JPY	Sell	12/03/2014	DEUT	420	429	–	(9)
JPY	Sell	12/03/2014	UBS	2,695	2,757	–	(62)
ZAR	Buy	05/02/2014	BOA	41	41	–	–
ZAR	Buy	05/05/2014	DEUT	100	101	1	–
Total						$61	$(88)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDS	TD Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

13

Hartford Global Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$14,665	$5,541	$9,124	$–
Banks	48,040	15,327	32,713	–
Capital Goods	108,435	52,300	56,135	–
Commercial and Professional Services	17,414	14,344	3,070	–
Consumer Durables and Apparel	22,792	15,397	6,550	845
Consumer Services	33,505	24,571	8,934	–
Diversified Financials	45,657	20,027	25,626	4
Energy	103,676	86,492	17,184	–
Food and Staples Retailing	16,920	13,131	3,789	–
Food, Beverage and Tobacco	62,756	24,899	37,857	–
Health Care Equipment and Services	24,670	24,108	562	–
Household and Personal Products	8,023	6,503	1,520	–
Insurance	57,269	28,124	29,145	–
Materials	77,837	39,639	38,198	–
Media	28,994	15,904	13,090	–
Pharmaceuticals, Biotechnology and Life Sciences	146,327	96,403	49,924	–
Real Estate	17,624	5,241	12,383	–
Retailing	69,269	51,320	14,251	3,698
Semiconductors and Semiconductor Equipment	57,070	45,926	11,144	–
Software and Services	98,179	89,619	7,557	1,003
Technology Hardware and Equipment	39,232	28,716	9,670	846
Telecommunication Services	35,019	6,612	28,177	230
Transportation	38,234	21,052	17,182	–
Utilities	36,323	7,051	29,272	–
Total	1,207,930	738,247	463,057	6,626
Preferred Stocks	8,076	1,208	6,868	–
Warrants	421	392	29	–
Short-Term Investments	21,879	–	21,879	–
Total	$1,238,306	$739,847	$491,833	$6,626
Foreign Currency Contracts*	$61	$–	$61	$–
Total	$61	$–	$61	$–
Liabilities:
Foreign Currency Contracts*	$88	$–	$88	$–
Total	$88	$–	$88	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Common Stocks	$2,565	$84	$(1,010	)†	$—	$6,340	$(230)	$—	$(1,123)	$6,626
Warrants	4	—	—		—	—	—	—	(4)	—
Total	$2,569	$84	$(1,010)		$—	$6,340	$(230)	$—	$(1,127)	$6,626

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(942).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

14

Hartford Global Capital Appreciation Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,190,414)	$1,238,306
Cash	155
Foreign currency on deposit with custodian (cost $614)	615
Unrealized appreciation on foreign currency contracts	61
Receivables:
Investment securities sold	14,429
Fund shares sold	882
Dividends and interest	2,802
Other assets	164
Total assets	1,257,414
Liabilities:
Unrealized depreciation on foreign currency contracts	88
Payables:
Investment securities purchased	21,715
Fund shares redeemed	1,118
Investment management fees	158
Administrative fees	2
Distribution fees	89
Accrued expenses	224
Total liabilities	23,394
Net assets	$1,234,020
Summary of Net Assets:
Capital stock and paid-in-capital	$1,012,562
Undistributed net investment income	2,080
Accumulated net realized gain	171,481
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	47,897
Net assets	$1,234,020

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$19.70/$20.85
Shares outstanding	37,317
Net assets	$735,252
Class B: Net asset value per share	$18.35
Shares outstanding	2,976
Net assets	$54,620
Class C: Net asset value per share	$18.47
Shares outstanding	15,667
Net assets	$289,428
Class I: Net asset value per share	$20.15
Shares outstanding	5,303
Net assets	$106,853
Class R3: Net asset value per share	$19.46
Shares outstanding	1,635
Net assets	$31,822
Class R4: Net asset value per share	$19.92
Shares outstanding	570
Net assets	$11,347
Class R5: Net asset value per share	$20.24
Shares outstanding	74
Net assets	$1,496
Class Y: Net asset value per share	$20.41
Shares outstanding	157
Net assets	$3,202

The accompanying notes are an integral part of these financial statements.

15

Hartford Global Capital Appreciation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$9,851
Interest	4
Less: Foreign tax withheld	(298)
Total investment income	9,557

Expenses:
Investment management fees	4,361
Administrative services fees
Class R3	32
Class R4	8
Class R5	1
Transfer agent fees
Class A	400
Class B	67
Class C	165
Class I	59
Class R3	2
Class R4	1
Class R5	—
Class Y	—
Distribution fees
Class A	688
Class B	277
Class C	1,342
Class R3	80
Class R4	14
Custodian fees	11
Accounting services fees	73
Registration and filing fees	72
Board of Directors' fees	12
Audit fees	15
Other expenses	84
Total expenses (before waivers and fees paid indirectly)	7,764
Expense waivers	(391)
Commission recapture	(25)
Total waivers and fees paid indirectly	(416)
Total expenses, net	7,348
Net Investment Income	2,209
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	207,596
Less: Foreign taxes paid on realized capital gains	(132)
Net realized gain on foreign currency contracts	57
Net realized gain on other foreign currency transactions	631
Net Realized Gain on Investments and Foreign Currency Transactions	208,152
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(139,360)
Net unrealized depreciation of foreign currency contracts	(754)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	42
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(140,072)
Net Gain on Investments and Foreign Currency Transactions	68,080
Net Increase in Net Assets Resulting from Operations	$70,289

The accompanying notes are an integral part of these financial statements.

16

Hartford Global Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$2,209	$1,847
Net realized gain on investments and foreign currency transactions	208,152	153,672
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(140,072)	114,726
Net Increase in Net Assets Resulting from Operations	70,289	270,245
Distributions to Shareholders:
From net investment income
Class A	—	(1,568)
Class I	—	(534)
Class R3	—	(83)
Class R4	—	(55)
Class R5	—	(7)
Class Y	—	(72)
Total from net investment income	—	(2,319)
From net realized gain on investments
Class A	(13,295)	—
Class B	(1,560)	—
Class C	(7,221)	—
Class I	(3,028)	—
Class R3	(824)	—
Class R4	(285)	—
Class R5	(31)	—
Class Y	(322)	—
Total from net realized gain on investments	(26,566)	—
Total distributions	(26,566)	(2,319)
Capital Share Transactions:
Class A	207,182 *	(43,660)
Class B	(1,954)*	(11,546)
Class C	23,196 *	(34,499)
Class I	(15,580)	36
Class R3	(262)*	(1,885)
Class R4	269 *	(2,999)
Class R5	193 *	(377)
Class Y	(14,596)*	(2,631)
Net increase (decrease) from capital share transactions	198,448	(97,561)
Net Increase in Net Assets	242,171	170,365
Net Assets:
Beginning of period	991,849	821,484
End of period	$1,234,020	$991,849
Undistributed (distribution in excess of) net investment income	$2,080	$(129)

* Includes merger activity (See Fund Merger in accompanying Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

17

Hartford Global Capital Appreciation Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for Hartford Global Capital Appreciation Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

18

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

19

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal

20

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such

21

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$61	$—	$—	$—	$—	$61
Total	$—	$61	$—	$—	$—	$—	$61

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$88	$—	$—	$—	$—	$88
Total	$—	$88	$—	$—	$—	$—	$88

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

22

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$57	$—	$—	$—	$—	$57
Total	$—	$57	$—	$—	$—	$—	$57

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(754)	$—	$—	$—	$—	$(754)
Total	$—	$(754)	$—	$—	$—	$—	$(754)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$52	$(6)	$—	$—	$46
Total subject to a master netting or similar arrangement	$52	$(6)	$—	$—	$46

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$81	$(6)	$—	$—	$75
Total subject to a master netting or similar arrangement	$81	$(6)	$—	$—	$75

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

23

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$2,097	$—
Long-Term Capital Gains ‡	222	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

24

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$26,466
Unrealized Appreciation*	121,434
Total Accumulated Earnings	$147,900

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$154
Accumulated Net Realized Gain (Loss)	(154)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $110,419 of prior year capital loss carryforwards.

 Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

25

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6750%

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered during the period November 1, 2013 through February 27, 2014.

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9000%
On next $500 million	0.8000%
On next $1.5 billion	0.7500%
On next $2.5 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6750%

The investment manager voluntarily agreed to waive investment management fees of 0.10% of average daily net assets until February 27, 2014.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.35%	1.05%	0.95%	0.90%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

26

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.21%
Class B	1.99
Class C	1.94
Class I	0.92
Class R3	1.35
Class R4	1.05
Class R5	0.94
Class Y	0.81

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $745 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

27

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	2%
Class R5	11
Class Y	6

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,301,144	$—	$1,301,144
Sales Proceeds	1,178,648	—	1,178,648

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold*	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	11,932	697	(2,015)	10,614	3,578	103	(6,538)	(2,857)
Amount	$233,317	$13,031	$(39,166)	$207,182	$59,643	$1,521	$(104,824)	$(43,660)
Class B
Shares	258	83	(576)	(235)	56	—	(799)	(743)
Amount	$7,113	$1,450	$(10,517)	$(1,954)	$849	$—	$(12,395)	$(11,546)
Class C
Shares	1,748	375	(995)	1,128	1,119	—	(3,452)	(2,333)
Amount	$34,764	$6,600	$(18,168)	$23,196	$17,564	$—	$(52,063)	$(34,499)
Class I
Shares	836	143	(1,769)	(790)	2,529	31	(2,600)	(40)
Amount	$16,562	$2,739	$(34,881)	$(15,580)	$42,394	$461	$(42,819)	$36
Class R3
Shares	157	44	(212)	(11)	398	6	(515)	(111)
Amount	$3,009	$813	$(4,084)	$(262)	$6,315	$82	$(8,282)	$(1,885)
Class R4
Shares	84	14	(84)	14	136	3	(319)	(180)
Amount	$1,626	$271	$(1,628)	$269	$2,296	$50	$(5,345)	$(2,999)
Class R5
Shares	17	2	(9)	10	14	1	(40)	(25)
Amount	$335	$31	$(173)	$193	$251	$7	$(635)	$(377)
Class Y
Shares	21	17	(545)	(507)	35	5	(222)	(182)
Amount	$(3,662)	$322	$(11,256)	$(14,596)	$608	$72	$(3,311)	$(2,631)
Total
Shares	15,053	1,375	(6,205)	10,223	7,865	149	(14,485)	(6,471)
Amount	$293,064	$25,257	$(119,873)	$198,448	$129,920	$2,193	$(229,674)	$(97,561)

* Includes shares issued from merger. Please see table immediately following for details.

28

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

	Shares Issued from Merger
	For the Six-Month Period Ended April 30, 2014
	Shares	Amount
Class A	10,037	$197,410
Class B	244	4,471
Class C	1,198	22,100
Class R3	8	149
Class R4	13	250
Class R5	9	175
Class Y	10	199
	11,519	$224,754

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	88	$1,733
For the Year Ended October 31, 2013	62	$1,087

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Fund Merger:

Reorganization of The Hartford Global Growth Fund into the Fund: At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and liabilities of The Hartford Global Growth Fund (“Target Fund”) by the Fund (“Acquiring Fund”).

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the Target Fund were acquired by the Fund on April 7, 2014. The Fund acquired the assets and liabilites of the Target Fund in exchange for shares in the Fund, which were distributed pro rata by the Target to shareholders, in complete liquidation of the Target Fund.

29

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

This merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund on April 4, 2014	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class A	$197,410	$536,838	$734,248	9,178	10,037
Class B	4,471	52,533	57,004	234	244
Class C	22,100	268,421	290,521	1,159	1,198
Class I	N/A	114,781	114,781	N/A	N/A
Class R3	149	32,497	32,646	7	8
Class R4	250	11,153	11,403	11	13
Class R5	175	1,325	1,500	8	9
Class Y	199	3,346	3,545	9	10
Total	$224,754	$1,020,894	$1,245,648	10,606	11,519

The Target Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of April 4, 2014:

Fund	Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)	Capital Stock	Total
Target Fund	$—	$57,741	$(27,906)	$194,919	$224,754

Assuming the acquisition had been completed on November 1, 2013, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the six-month period ended April 30, 2014, are as follows:

Fund	Net Investment Income	Net Gain on Investments	Net Increase in Net Assets Resulting From Operations
Acquiring Fund	$1,883	$80,052	$81,935

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Hartford Global Growth Fund that have been included in the Fund’s Statement of Operations since the merger date.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford

30

Hartford Global Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

31

Hartford Global Capital Appreciation Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$18.87	$0.06	$1.27	$1.33	$–	$(0.50)	$(0.50)	$19.70	7.18	%(D)	$735,252	1.28	%(E)	1.22	%(E)	0.62	%(E)
B	17.67	(0.02)	1.20	1.18	–	(0.50)	(0.50)	18.35	6.81	(D)	54,620	2.12	(E)	2.00	(E)	(0.18	)(E)
C	17.78	(0.01)	1.20	1.19	–	(0.50)	(0.50)	18.47	6.83	(D)	289,428	2.01	(E)	1.94	(E)	(0.10	)(E)
I	19.26	0.09	1.30	1.39	–	(0.50)	(0.50)	20.15	7.35	(D)	106,853	0.98	(E)	0.92	(E)	0.91	(E)
R3	18.66	0.05	1.25	1.30	–	(0.50)	(0.50)	19.46	7.10	(D)	31,822	1.60	(E)	1.35	(E)	0.50	(E)
R4	19.06	0.08	1.28	1.36	–	(0.50)	(0.50)	19.92	7.27	(D)	11,347	1.29	(E)	1.05	(E)	0.79	(E)
R5	19.34	0.09	1.31	1.40	–	(0.50)	(0.50)	20.24	7.37	(D)	1,496	1.01	(E)	0.94	(E)	0.92	(E)
Y	19.50	0.08	1.33	1.41	–	(0.50)	(0.50)	20.41	7.37	(D)	3,202	0.88	(E)	0.82	(E)	0.77	(E)

For the Year Ended October 31, 2013
A	$13.93	$0.07	$4.93	$5.00	$(0.06)	$–	$(0.06)	$18.87	35.97%		$503,765	1.36%		1.25%		0.42%
B	13.10	(0.05)	4.62	4.57	–	–	–	17.67	34.89		56,743	2.20		2.00		(0.32)
C	13.18	(0.05)	4.65	4.60	–	–	–	17.78	34.90		258,520	2.07		2.00		(0.33)
I	14.22	0.11	5.02	5.13	(0.09)	–	(0.09)	19.26	36.29		117,325	1.04		1.00		0.66
R3	13.79	0.05	4.87	4.92	(0.05)	–	(0.05)	18.66	35.75		30,704	1.64		1.35		0.31
R4	14.07	0.11	4.96	5.07	(0.08)	–	(0.08)	19.06	36.18		10,603	1.33		1.05		0.63
R5	14.28	0.12	5.04	5.16	(0.10)	–	(0.10)	19.34	36.36		1,242	1.05		0.95		0.74
Y	14.40	0.13	5.08	5.21	(0.11)	–	(0.11)	19.50	36.40		12,947	0.93		0.90		0.76

For the Year Ended October 31, 2012 (F)
A	$12.80	$0.03	$1.10	$1.13	$–	$–	$–	$13.93	8.83%		$411,923	1.41%		1.32%		0.23%
B	12.14	(0.08)	1.04	0.96	–	–	–	13.10	7.91		51,815	2.26		2.10		(0.55)
C	12.21	(0.07)	1.04	0.97	–	–	–	13.18	7.94		222,460	2.12		2.06		(0.51)
I	13.04	0.08	1.10	1.18	–	–	–	14.22	9.05		87,227	1.10		1.05		0.49
R3	12.69	0.01	1.09	1.10	–	–	–	13.79	8.67		24,232	1.69		1.45		0.11
R4	12.91	0.06	1.10	1.16	–	–	–	14.07	8.99		10,362	1.37		1.18		0.37
R5	13.09	0.08	1.11	1.19	–	–	–	14.28	9.09		1,276	1.09		1.00		0.57
Y	13.18	0.19	1.03	1.22	–	–	–	14.40	9.26		12,189	0.97		0.95		0.63

For the Year Ended October 31, 2011 (F)
A	$12.94	$(0.03)	$(0.11)	$(0.14)	$–	$–	$–	$12.80	(1.08)%		$467,407	1.41%		1.41%		(0.19)%
B	12.37	(0.14)	(0.09)	(0.23)	–	–	–	12.14	(1.86)		61,934	2.25		2.25		(1.03)
C	12.42	(0.12)	(0.09)	(0.21)	–	–	–	12.21	(1.69)		266,634	2.13		2.13		(0.91)
I	13.13	0.02	(0.11)	(0.09)	–	–	–	13.04	(0.69)		112,597	1.11		1.11		0.12
R3	12.86	(0.06)	(0.11)	(0.17)	–	–	–	12.69	(1.32)		20,237	1.72		1.70		(0.48)
R4	13.04	(0.02)	(0.11)	(0.13)	–	–	–	12.91	(1.00)		12,333	1.40		1.40		(0.17)
R5	13.18	0.02	(0.11)	(0.09)	–	–	–	13.09	(0.68)		1,255	1.11		1.10		0.13
Y	13.25	0.03	(0.10)	(0.07)	–	–	–	13.18	(0.53)		33,723	0.99		0.99		0.23

See Portfolio Turnover information on the next page.

32

Hartford Global Capital Appreciation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$10.74	$(0.03)	$2.23	$2.20	$–	$–	$–	$12.94	20.48%	$516,406	1.44%	1.44%	(0.20)%
B	10.35	(0.14)	2.16	2.02	–	–	–	12.37	19.52	73,313	2.28	2.28	(1.04)
C	10.39	(0.12)	2.15	2.03	–	–	–	12.42	19.54	310,899	2.15	2.15	(0.91)
I	10.86	0.02	2.25	2.27	–	–	–	13.13	20.90	107,796	1.11	1.11	0.13
R3	10.71	(0.05)	2.20	2.15	–	–	–	12.86	20.07	13,520	1.74	1.73	(0.50)
R4	10.82	(0.02)	2.24	2.22	–	–	–	13.04	20.52	8,486	1.40	1.40	(0.18)
R5	10.91	0.02	2.25	2.27	–	–	–	13.18	20.81	777	1.12	1.11	0.12
Y	10.96	0.04	2.25	2.29	–	–	–	13.25	20.89	46,353	1.00	1.00	0.25

For the Year Ended October 31, 2009 (F)
A	$8.73	$–	$2.01	$2.01	$–	$–	$–	$10.74	23.02%	$497,959	1.54%	1.54%	0.02%
B	8.47	(0.06)	1.94	1.88	–	–	–	10.35	22.20	72,940	2.44	2.22	(0.67)
C	8.50	(0.06)	1.95	1.89	–	–	–	10.39	22.23	297,280	2.25	2.25	(0.70)
I	8.80	0.03	2.03	2.06	–	–	–	10.86	23.41	95,280	1.16	1.16	0.37
R3	8.73	(0.03)	2.01	1.98	–	–	–	10.71	22.68	8,057	1.81	1.81	(0.30)
R4	8.79	–	2.03	2.03	–	–	–	10.82	23.09	5,308	1.43	1.43	0.04
R5	8.84	0.02	2.05	2.07	–	–	–	10.91	23.42	816	1.14	1.14	0.29
Y	8.86	0.04	2.06	2.10	–	–	–	10.96	23.70	54,222	1.02	1.02	0.49

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	101%(A)
For the Year Ended October 31, 2013	128
For the Year Ended October 31, 2012	135
For the Year Ended October 31, 2011	140
For the Year Ended October 31, 2010	155
For the Year Ended October 31, 2009	168

(A)	During the six-month period ended April 30, 2014, Hartford Global Capital Appreciation Fund incurred $165.7 million in sales of securities held associated with the transition of assets from The Hartford Global Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

33

Hartford Global Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

34

Hartford Global Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

35

Hartford Global Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

Hartford Global Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,071.80	$6.25	$1,000.00	$1,018.76	$6.09	1.22%	181	365
Class B	$1,000.00	$1,068.10	$10.24	$1,000.00	$1,014.90	$9.97	2.00	181	365
Class C	$1,000.00	$1,068.30	$9.96	$1,000.00	$1,015.16	$9.71	1.94	181	365
Class I	$1,000.00	$1,073.50	$4.73	$1,000.00	$1,020.23	$4.61	0.92	181	365
Class R3	$1,000.00	$1,071.00	$6.93	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R4	$1,000.00	$1,072.70	$5.40	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class R5	$1,000.00	$1,073.70	$4.84	$1,000.00	$1,020.12	$4.72	0.94	181	365
Class Y	$1,000.00	$1,073.70	$4.19	$1,000.00	$1,020.75	$4.09	0.82	181	365

37

Hartford Global Capital Appreciation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

38

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-GCA14 4/14 113965-4 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD GLOBAL EQUITY INCOME FUND* 2014 Semi Annual Report *Prior to May 30, 2014, Hartford Global Equity Income Fund was known as The Hartford Global Research Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Global Equity Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

1

Hartford Global Equity Income Fund inception 02/29/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 2/29/08 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Global Equity Income A#	7.01%	19.73%	17.20%	5.88%
Global Equity Income A##	1.13%	13.14%	15.88%	4.91%
Global Equity Income B#	6.62%	18.86%	16.33%	5.09%
Global Equity Income B##	1.74%	13.86%	16.11%	5.09%
Global Equity Income C#	6.63%	18.78%	16.35%	5.10%
Global Equity Income C##	5.65%	17.78%	16.35%	5.10%
Global Equity Income I#	7.03%	19.93%	17.54%	6.17%
Global Equity Income R3#	6.87%	19.50%	16.96%	5.62%
Global Equity Income R4#	7.09%	19.80%	17.29%	5.92%
Global Equity Income R5#	7.26%	20.17%	17.65%	6.23%
Global Equity Income Y#	7.22%	20.25%	17.68%	6.28%
MSCI All Country World Index	5.54%	14.98%	16.03%	4.71%

†	Not Annualized
▲	Inception: 02/29/2008
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective May 30, 2014, the Fund changed its name to Hartford Global Equity Income Fund and, at the same time, also changed its investment goal, strategy and portfolio managers.  In connection with these changes, HFMC reduced its investment management fee rate.  Accordingly, the information in this semi-annual report is as of April 30, 2014 and does not reflect the changes to the Fund’s investment goal, strategy, portfolio managers and investment management fee.

2

Hartford Global Equity Income Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Global Equity Income Class A	1.45%	1.73%
Global Equity Income Class B	2.20%	2.66%
Global Equity Income Class C	2.20%	2.43%
Global Equity Income Class I	1.20%	1.38%
Global Equity Income Class R3	1.65%	1.85%
Global Equity Income Class R4	1.35%	1.54%
Global Equity Income Class R5	1.05%	1.23%
Global Equity Income Class Y	1.00%	1.14%

*	As shown in the Fund's most recent annual report dated October 31, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Financial Highlights as of October 31, 2013. Net expenses are the Fund's total annual operating expenses shown in the Financial Highlights as of October 31, 2013 and reflect contractual expense reimbursements in place as of October 31, 2013 in instances when these reductions reduce the Fund's gross expenses.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA*
Managing Director and Associate Director of Global Industry Reseach	Senior Vice President and Director of Global Industry Research

* Mr. Mandel supervised a team of global industry analysts that managed the Fund. Mr. Mandel was not involved in day-to-day management of the Fund.

How did the Fund perform?

The Class A shares of The Hartford Global Equity Income Fund returned 7.01%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 5.54% for the same period. The Fund outperformed the 3.72% average return of the Lipper Global Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market (EM) countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. EM equities trailed their developed market counterparts for the period.

All ten sectors in the MSCI All Country World Index rose during the period. Healthcare (+12%), Utilities (+9%), and Information Technology (+9%) rose the most while returns in Consumer Discretionary (+1%), Telecommunication Services (+2%), and Financials (+3%) rose the least.

Broad-based, strong security selection drove the Fund’s outperformance versus the benchmark over the period. Positive stock selection within Financials, Information Technology, and Materials more than offset weak selection within Consumer Discretionary. Sector allocation modestly detracted from benchmark-relative performance over the period. A modest cash position detracted from relative returns in an upward trending environment, as did an overweight to Consumer Discretionary relative to the benchmark.

Top contributors to relative performance during the period included FireEye (Information Technology), Forest Labs (Healthcare), and American Airlines (Industrials). Shares of FireEye, a machine-based security platform that provides real-time threat protection to enterprises and governments worldwide against the next generation of cyber attacks, rose significantly over the period due to better than expected financial results in the first quarter of 2014. By the end of the period, we had sold off our exposure to FireEye. Owning Forest Labs, a U.S.-based pharmaceutical company, contributed to relative performance. Forest Lab's stock price soared on news that Actavis, the world's second-largest generic-drug maker by market value, agreed to buy Forest Laboratories for about $25 billion. Shares of American Airlines, a U.S.-based airline, contributed to relative performance over the period. American Airlines merged with U.S. Airways in December 2013 to create the new American Airlines Group. The stock rallied during the first quarter of 2014 as investors anticipated favorable prospects for significant cost and revenue synergies. In addition, the airline reported fourth quarter profits and earnings that beat consensus expectations and provided a strong outlook driven by improvements in passenger unit revenue. NXP

3

Hartford Global Equity Income Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Semiconductors (Information Technology) was also among the top contributors to absolute performance.

The largest detractors from relative and absolute returns were Amazon.com (Consumer Discretionary), AirAsia (Industrials), and Best Buy (Consumer Discretionary). Amazon.com, a U.S.-based global e-commerce retailer, underperformed over the period as investors became concerned with slowing revenue growth and the impact of a price increase for Prime customers. Shares of AirAsia, a low-cost airline based in Malaysia, fell as the company's results missed consensus expectations, primarily due to competitive pricing pressures and foreign exchange losses. Shares of Best Buy, a U.S.-based electronics retailer, underperformed after pre-announcing disappointing sales and margins. Retailers had a difficult holiday season in general and Best Buy reported unfavorable domestic holiday sales that fell below expectations, sending the stock lower. Although Best Buy has been making efforts to undergo a strategic turnaround and working to maintain its market share, the cost of doing so has cut into profits. We have grown more cautious regarding the harsh competitive environment and eliminated the position during the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

In Industrials, resource efficiency is a theme in many stocks that we owned in the Fund at the end of the period. We see the pressure to conserve and be efficient with resources (water/electricity) is growing globally and we do not see that pressure abating.

In U.S. Financials, regulatory pressures in our view burden banks with rising costs of compliance and technology investments. As a result, we expect to see increased merger and acquisition activity. In Europe, we favor banks with higher profitability and low growth with the potential for higher dividends.

In Consumer Discretionary, we believe that while the retail market share shift to e-commerce is well known, its implications are broadening. We believe new e-commerce competition is surging and the internet is causing promotions to become less elastic and more difficult to drive incremental units. We are mindful of these new implications as we evaluate opportunities.

The Fund ended the period most overweight the Consumer Discretionary, Consumer Staples, and Industrials sectors and most underweight the Financials, Telecommunication Services, and Materials sectors relative to the MSCI All Country World Index.

Diversification by Sector

as of April 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.7%
Consumer Staples	11.2
Energy	9.1
Financials	19.6
Health Care	10.0
Industrials	11.1
Information Technology	10.8
Materials	4.6
Services	2.3
Utilities	3.5
Total	96.9%
Short-Term Investments	2.4
Other Assets and Liabilities	0.7
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Global Equity Income Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Diversification by Country

as of April 30, 2014

Percentage of
Country	Net Assets
Australia	2.5%
Austria	0.4
Belgium	1.3
Brazil	1.8
British Virgin Islands	0.2
Canada	6.0
Cayman Islands	0.1
China	1.4
Cyprus	0.0
Denmark	0.6
Finland	0.2
France	5.4
Germany	1.9
Greece	0.2
Hong Kong	1.1
India	0.8
Indonesia	0.0
Ireland	0.4
Israel	0.5
Italy	0.4
Japan	3.5
Kenya	0.0
Luxembourg	0.6
Malaysia	0.7
Mexico	0.0
Netherlands	2.9
Norway	1.1
Panama	0.0
Papua New Guinea	0.1
Philippines	0.3
Poland	0.1
Portugal	0.2
Puerto Rico	0.0
Singapore	0.4
South Africa	0.6
South Korea	1.6
Spain	0.3
Sweden	0.6
Switzerland	1.7
Taiwan	0.5
Thailand	0.3
Turkey	0.4
United Kingdom	7.3
United States	48.5
Short-Term Investments	2.4
Other Assets and Liabilities	0.7
Total	100.0%

5

Hartford Global Equity Income Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.0%
	Automobiles and Components - 1.5%
3	Bayerische Motoren Werke (BMW) AG	$330
16	Ford Motor Co.	264
3	Harley-Davidson, Inc.	240
29	Nissan Motor Co., Ltd.	249
4	Toyota Motor Corp.	236
		1,319
	Banks - 10.1%
25	Banco ABC Brasil S.A.	147
25	Banco do Estado do Rio Grande do Sul S.A.	141
32	Bangkok Bank Public Co. NVDR	189
97	Bank Tabungan Pensiunan Nasional Tbk ●	34
7	BNP Paribas	491
16	BS Financial Group, Inc.	242
7	Canadian Imperial Bank of Commerce	666
10	Concentradora Fibra Hotelera	17
22	Credit Agricole S.A.	346
17	DGB Financial Group, Inc.	265
16	DNB ASA	285
6	Erste Group Bank AG	192
7	First National Financial Corp.	145
6	Genworth MI Canada, Inc.	222
1	Gronlandsbanken	91
4	Hana Financial Holdings	128
12	Home Capital Group, Inc.	489
21	HSBC Holdings plc	210
19	Itau Unibanco Banco Multiplo S.A. ADR	310
4	KBC Groep N.V.	220
118	Metropolitan Bank & Trust Co. ●	225
11	Mizrahi Tefahot Bank Ltd.	149
16	National Bank of Canada	673
3	Shinhan Financial Group Co., Ltd.	148
9	Societe Generale Class A	533
27	Spar Nord Bank A/S	308
28	SpareBank 1 SR Bank ASA	272
30	Standard Chartered plc	656
253	Turkiye Sinai Kalkinma Bankasi A.S.	230
13	United Overseas Bank Ltd.	226
12	Zions Bancorporation	340
		8,590
	Capital Goods - 7.3%
1	AGCO Corp.	50
2	Airbus Group N.V.	114
4	AMETEK, Inc.	190
1	Arcam AB ●	28
10	Balfour Beatty plc	49
2	Boeing Co.	209
1	Brenntag AG	179
1	Carlisle Cos., Inc.	43
3	Caterpillar, Inc.	310
4	Colfax Corp. ●	319
5	Compagnie De Saint-Gobain	295
3	Danaher Corp.	254
1	Dover Corp.	97
2	Eaton Corp. plc	155
21	General Electric Co.	560
3	Honeywell International, Inc.	263
3	IDEX Corp.	199
3	Illinois Tool Works, Inc.	245
2	Ingersoll-Rand plc	148
6	KBR, Inc.	151
1	Kone Oyj Class B	60
1	Lockheed Martin Corp.	138
1	Moog, Inc. Class A ●	53
2	Nidec Corp.	102
1	Northrop Grumman Corp.	93
3	Pentair Ltd.	249
—	Precision Castparts Corp.	113
1	Raytheon Co.	123
6	Rexel S.A.	161
8	Rolls-Royce Holdings plc	140
5	Russel Metals, Inc.	140
—	Safran S.A.	13
53	Sinopec Engineering (Group) Co., Ltd.	59
1	Textron, Inc.	47
2	United Technologies Corp.	265
2	Vallourec S.A.	118
3	Vinci S.A.	251
2	WESCO International, Inc. ●	141
8	Zumbotel AG	157
		6,281
	Commercial and Professional Services - 0.5%
2	Equifax, Inc. ●	138
2	Huron Consulting Group, Inc. ●	126
1	Nielsen Holdings N.V.	47
3	Quintiles Transnational Holdings ●	119
		430
	Consumer Durables and Apparel - 1.5%
1	Compagnie Financiere Richemont S.A.	126
3	Coway Co., Ltd.	269
2	Kate Spade & Co. ●	79
3	Lululemon Athletica, Inc. ●	149
1	LVMH Moet Hennessy Louis Vuitton S.A.	199
4	PanaHome Corp.	24
1	PVH Corp.	145
1	Ralph Lauren Corp.	136
41	Samsonite International S.A.	130
1	Tempur Sealy International, Inc. ●	47
		1,304
	Consumer Services - 1.2%
1	Churchill Downs, Inc.	60
24	Domino's Pizza Enterprises Ltd.	434
13	Mandarin Oriental International Ltd.	25
17	MGM China Holdings Ltd.	58
3	Norwegian Cruise Line Holdings Ltd. ●	85
1	Panera Bread Co. Class A ●	96
6	Sands China Ltd.	44
2	Starbucks Corp.	153
—	Starwood Hotels & Resorts, Inc.	29
—	Whitbread plc	28
—	Wyndham Worldwide Corp.	30
		1,042
	Diversified Financials - 3.8%
11	ARA Asset Management	17
106	Asia Sermkij Leasing plc	54
17	Atlas Mara Co-Nvest Ltd. ⌂●†	173
3	Avanza Bank Holding AB	123
12	CETIP S.A. - Mercados Organizado	151
47	Challenger Financial Services Group Ltd.	311
8	Citigroup, Inc.	372
11	EFG International AG ●	144

The accompanying notes are an integral part of these financial statements.

6

Hartford Global Equity Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.0% - (continued)
	Diversified Financials - 3.8% - (continued)
38	ING Groep N.V. ●	$543
5	JP Morgan Chase & Co.	265
10	Julius Baer Group Ltd.	449
1	Kennedy Wilson Europe Real Estate plc ●	21
7	Santander Consumer USA Holdings, Inc. ●	159
14	UBS AG	284
40	Uranium Participation Corp. ●	175
		3,241
	Energy - 9.1%
1	Anadarko Petroleum Corp.	141
2	Apache Corp.	167
3	Athlon Energy, Inc. ●	136
4	Baker Hughes, Inc.	247
81	Beach Energy Ltd.	130
27	BG Group plc	544
44	BP plc	370
3	BP plc ADR	173
23	Buru Energy Ltd. ●	25
5	Cabot Oil & Gas Corp.	198
19	Cairn Energy plc ●	59
1	Calfrac Well Services, Ltd.	44
3	Chevron Corp.	427
34	CNOOC Ltd.	56
5	Cobalt International Energy, Inc. ●	90
3	Consol Energy, Inc.	130
1	Dril-Quip, Inc. ●	69
7	Enbridge, Inc.	333
5	EnCana Corp. ADR	113
2	EOG Resources, Inc.	233
2	Exxon Mobil Corp.	251
8	Galp Energia SGPS S.A.	139
6	Green Dragon Gas Ltd. ●	51
2	Halliburton Co.	140
99	Hilong Holdings Ltd.	52
5	Imperial Oil Ltd.	220
11	Karoon Gas Australia Ltd. ●†	26
37	Kunlun Energy Co., Ltd.	58
2	MEG Energy Corp. ●	78
1	National Oilwell Varco, Inc.	46
18	Oil Search Ltd.	151
—	Oil States International, Inc. ●	42
24	Ophilr Energy plc ●	106
6	Patterson-UTI Energy, Inc.	207
100	PetroChina Co., Ltd.	115
14	Petroleo Brasileiro S.A. ADR	200
2	Phillips 66	156
1	Pioneer Natural Resources Co.	251
33	Polskie Gornictwo Naftowe I	52
4	Precision Drilling Corp.	50
6	Reliance Industries Ltd.	89
3	Repsol S.A.	68
10	Royal Dutch Shell plc ☼	379
5	Santos Ltd.	67
1	Schlumberger Ltd.	108
3	Southwestern Energy Co. ●	139
—	Technip S.A.	48
2	Tourmaline Oil Corp. ●	92
20	Trican Well Service Ltd.	291
8	Tsakos Energy Navigation Ltd.	55
7	Tullow Oil plc	103
6	Veresen, Inc.	83
14	Western Energy Services Corp.	142
		7,740
	Food and Staples Retailing - 2.1%
7	Carrefour S.A.	267
3	Costco Wholesale Corp.	325
6	CVS Caremark Corp.	445
10	Martin McColl Retail Group Ltd. ●	28
5	Seven & I Holdings Co., Ltd.	214
2	Sprouts Farmers Markets, Inc. ●	61
2	Walgreen Co.	164
8	Woolworths Ltd.	272
		1,776
	Food, Beverage and Tobacco - 8.1%
13	Altria Group, Inc.	519
32	Ambev S.A.	229
5	Anheuser-Busch InBev N.V.	526
8	Asahi Group Holdings Ltd.	224
13	BRF S.A.	285
6	British American Tobacco plc	354
3	Brown-Forman Corp.	226
14	Diageo Capital plc	443
5	Hillshire (The) Brands Co.	175
9	Imperial Tobacco Group plc	384
5	Ingredion, Inc.	351
46	ITC Ltd.	259
3	Kraft Foods Group, Inc.	159
7	Lorillard, Inc.	399
15	Mondelez International, Inc.	518
2	Monster Beverage Corp. ●	102
2	Naturex	218
6	New Britain Palm Oil Ltd.	41
33	Petra Foods Ltd.	93
3	Philip Morris International, Inc.	270
6	SABMiller plc	305
21	Sunopta, Inc. ●	250
115	Treasury Wine Estates Ltd.	411
1	Unilever N.V.	55
3	United Spirits Ltd.	117
		6,913
	Health Care Equipment and Services - 3.1%
2	Abbott Laboratories	72
1	Acadia Healthcare Co., Inc. ●	46
1	Aetna, Inc.	99
3	Al Noor Hospitals Group	43
10	Boston Scientific Corp. ●	126
1	Cardinal Health, Inc.	95
1	Cie Generale d'Optique Essilor International S.A.	73
1	Community Health Systems, Inc. ●	24
3	Covidien plc	205
3	Envision Healthcare Holdings ●	106
2	Express Scripts Holding Co. ●	165
4	HCA Holdings, Inc. ●	203
1	Hologic, Inc. ●	22
—	iKang Healthcare Group, Inc. ●	4
1	IMS Health Holdings, Inc. ●	12
9	M3, Inc.	126
1	McKesson Corp.	249
4	Medtronic, Inc.	220
5	NMC Health plc	37

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Equity Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.0% - (continued)
	Health Care Equipment and Services - 3.1% - (continued)
1	Olympus Corp.	$45
26	Phoenix Healthcare Group Co., Ltd. ●	38
6	Smith & Nephew plc	92
2	St. Jude Medical, Inc.	145
2	Stryker Corp.	123
1	Sysmex Corp.	19
2	UnitedHealth Group, Inc.	166
1	Zimmer Holdings, Inc.	67
		2,622
	Household and Personal Products - 1.0%
2	Beiersdorf AG	240
3	Colgate-Palmolive Co.	185
13	Coty, Inc.	207
31	Jyothy Laboratories Ltd.	99
2	Nu Skin Enterprises, Inc. Class A	132
		863
	Insurance - 3.0%
3	ACE Ltd.	256
4	Ageas	172
15	AXA S.A.	403
18	Delta Lloyd N.V.	473
60	Discovery Ltd.	520
7	Sony Financial Holdings, Inc.	114
37	Storebrand ASA	205
12	XL Group plc	386
		2,529
	Materials - 4.6%
2	Akzo Nobel N.V.	158
2	Allegheny Technologies, Inc.	93
4	Anglo American plc	103
4	Asahi Kasei Corp.	25
10	AuRico Gold, Inc.	42
5	AZ Electronic Materials S.A.	35
3	Ball Corp.	146
4	BHP Billiton plc	115
3	Billerud	40
2	Boise Cascade Co. ●	49
1	Cabot Corp.	56
1	Celanese Corp.	67
68	China Shanshui Cement Group	26
2	Constellium N.V. ●	68
2	Crown Holdings, Inc. ●	100
8	Detour Gold Corp. ●	79
5	Dow Chemical Co.	225
9	EcoSynthetix, Inc. ●	20
61	Fosun International	74
5	Fosun International Ltd. Rights	—
11	Graphic Packaging Holding Co. ●	112
2	HeidelbergCement AG	158
133	Huabao International Holdings Ltd.	63
2	International Paper Co.	97
4	JSR Corp.	72
4	Lafarge S.A.	402
1	Lanxess	77
2	Louisiana-Pacific Corp. ●	35
1	LyondellBasell Industries Class A	98
1	MeadWestvaco Corp.	20
2	Methanex Corp. ADR	122
6	Mitsubishi Chemical Holdings	26
462	Mongolian Mining Corp. ●	38
2	Monsanto Co.	168
1	Mosaic Co.	30
15	Nine Dragons Paper Holdings	10
3	Nippon Shokubai Co., Ltd.	32
8	NuFarm Ltd.	31
6	Omnova Solutions, Inc. ●	51
25	Orora Ltd.	32
3	Owens-Illinois, Inc. ●	81
51	Platinum Group Metals Ltd. ●	53
1	Posco ADR	77
5	Rexam plc	40
1	Sherwin-Williams Co.	102
1	Shin-Etsu Chemical Co., Ltd.	59
4	Smurfit Kappa Group plc	83
10	Synthomer plc	44
2	Tikkurila Oyj	51
8	Ube Industries Ltd.	13
1	Umicore S.A.	67
1	Westlake Chemical Corp.	40
		3,905
	Media - 4.5%
10	British Sky Broadcasting Group plc	154
1	Charter Communications, Inc. ●	198
6	Comcast Corp. Class A	331
3	Comcast Corp. Special Class A	167
3	CyberAgent, Inc.	107
4	Dentsu, Inc.	153
5	DirecTV ●	411
2	DreamWorks Animation SKG, Inc. ●	60
5	Fuji Media Holdings, Inc.	78
5	Havas S.A.	41
1	Imax Corp. ●	25
6	Interpublic Group of Cos., Inc.	104
3	Liberty Global plc ●	114
1	Liberty Global plc Class C ●	49
10	Pandora Media, Inc. ●	229
4	Quebecor, Inc.	95
8	Reed Elsevier Capital, Inc.	112
4	SES Global	155
4	SES Global S.A.	163
2	Thomson Reuters Corp.	90
4	Time Warner, Inc.	234
3	TV Asahi Holdings Corp.	46
9	TVA S.A. ●	50
6	United Business Media Ltd.	67
8	Walt Disney Co.	599
		3,832
	Pharmaceuticals, Biotechnology and Life Sciences - 6.9%
1	Acorda Therapeutics, Inc. ●	39
1	Actavis plc ●	151
1	Actelion Ltd. ●	53
1	Agilent Technologies, Inc.	52
4	Alkermes plc ●	188
3	Almirall S.A.	43
1	Alnylam Pharmaceuticals, Inc. ●	36
17	Arena Pharmaceuticals, Inc. ●	107
6	Astellas Pharma, Inc.	71
4	AstraZeneca plc ADR	321
2	Auxilium Pharmaceuticals, Inc. ●	40
1	Biogen Idec, Inc. ●	165

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Equity Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.0% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 6.9% - (continued)
11	Bristol-Myers Squibb Co.	$534
1	Celgene Corp. ●	125
1	Covance, Inc. ●	46
1	Cubist Pharmaceuticals, Inc. ●	56
6	Daiichi Sankyo Co., Ltd.	93
2	Eisai Co., Ltd.	82
7	Eli Lilly & Co.	389
10	Exelixis, Inc. ●	36
5	Forest Laboratories, Inc. ●	423
5	Gilead Sciences, Inc. ●	374
2	H. Lundbeck A/S	53
1	Hospira, Inc. ●	46
2	Immunogen, Inc. ●	20
1	Incyte Corp. ●	60
4	Ironwood Pharmaceuticals, Inc. ●	47
2	Johnson & Johnson	248
3	Medicines Co. ●	71
8	Merck & Co., Inc.	487
2	Mylan, Inc. ●	105
5	NPS Pharmaceuticals, Inc. ●	122
1	Ono Pharmaceutical Co., Ltd.	49
1	Regeneron Pharmaceuticals, Inc. ●	401
—	Roche Holding AG	140
—	Salix Pharmaceuticals Ltd. ●	22
1	Seattle Genetics, Inc. ●	52
8	Shionogi & Co., Ltd.	145
4	Teva Pharmaceutical Industries Ltd. ADR	175
2	UCB S.A.	140
1	Vertex Pharmaceuticals, Inc. ●	80
2	Zoetis, Inc.	47
		5,934
	Real Estate - 2.2%
—	Alexander & Baldwin, Inc.	15
1	Alstria Office REIT AG	10
1	American Assets Trust, Inc. REIT	22
—	American Tower Corp. REIT	33
1	Artis REIT	18
—	AvalonBay Communities, Inc. REIT	58
1	AVIV REIT, Inc.	18
11	Beni Stabili S.p.A.	9
3	Big Yellow Group REIT	27
—	Boston Properties, Inc. REIT	41
—	Camden Property Trust REIT	17
3	Cheung Kong Holdings Ltd.	44
6	Corporacion Inmobiliaria Vesta S. de RL de C.V.	12
2	Cousins Properties, Inc. REIT	21
—	Daito Trust Construction Co., Ltd.	42
1	Derwent London plc REIT	43
1	Deutsche Annington Immobile ●	23
1	Deutsche Wohnen A.G.	11
21	Dexus Property Group REIT	22
1	Douglas Emmett, Inc. REIT	39
—	EastGroup Properties, Inc. REIT	24
1	Equity Lifestyle Properties, Inc. REIT	30
—	Essex Property Trust, Inc. REIT	61
2	EuroBank Properties REIT	25
—	Extra Space Storage, Inc. REIT	19
2	Fastighets AB Balder ●	22
—	Federal Realty Investment Trust REIT	30
8	Federation Centres	18
1	First Industrial Realty Trust, Inc. REIT	13
2	Forest City Enterprises, Inc. REIT ●	31
1	Gagfah S.A. ●	23
—	Gecina S.A. REIT	15
3	General Growth Properties, Inc. REIT	65
9	Goodman Group REIT	40
8	Great Eagle Holdings Ltd.	29
3	Hammerson plc REIT	32
1	Health Care, Inc. REIT	63
1	Healthcare Trust of America, Inc. REIT	15
—	Industrial & Infrastructure Fund Investment Corp. REIT	42
1	Kennedy-Wilson Holdings, Inc.	13
—	Kilroy Realty Corp. REIT	16
2	Land Securities Group plc REIT	34
2	Link (The) REIT	9
20	Mirvac Group REIT	33
2	Mitsui Fudosan Co., Ltd.	73
—	Orix Jreit Inc	32
—	Public Storage REIT	57
1	Retail Opportunity Investments Corp. REIT	20
1	RLJ Lodging Trust REIT	24
30	Robinsons Land Corp.	15
1	Simon Property Group, Inc. REIT	108
—	SL Green Realty Corp. REIT	52
10	Stockland REIT	35
1	Sumitomo Realty & Development Co., Ltd.	33
1	Sun Hung Kai Properties Ltd.	16
—	Taubman Centers, Inc. REIT	25
1	UDR, Inc. REIT	22
—	Unibail Rodamco REIT	74
3	Unite Group plc	23
3	Westfield Group REIT	28
—	Weyerhaeuser Co. REIT	11
1	Wihlborgs Fastigheter A.B.	25
		1,900
	Retailing - 5.6%
1	Advance Automotive Parts, Inc.	146
3	Amazon.com, Inc. ●	905
—	AutoZone, Inc. ●	182
7	Carphone Warehouse Group plc	38
35	Dick Smith Holdings Ltd. ●	71
4	Dollar Tree, Inc. ●	196
2	DSW, Inc.	64
37	Esprit Holdings Ltd.	62
3	Five Below, Inc. ●	111
3	GNC Holdings, Inc.	120
541	GOME Electrical Appliances Holdings Ltd.	102
5	Hennes & Mauritz Ab	208
28	Home Retail Group	98
2	HSN, Inc.	122
92	Intime Retail Group Co., Ltd.	90
11	Lowe's Cos., Inc.	510
27	Marks & Spencer Group plc	201
1	Netflix, Inc. ●	259
25	Pets at Home Group plc ●	94
15	Poundland Group plc ●	85
4	Rakuten, Inc.	46
2	Ross Stores, Inc.	164

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Equity Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.0% - (continued)
	Retailing - 5.6% - (continued)
1	Signet Jewelers Ltd.	$66
—	The Priceline Group, Inc. ●	376
3	TJX Cos., Inc.	200
1	TripAdvisor, Inc. ●	100
5	Tuesday Morning Corp. ●	68
7	World Duty Free S.p.A. ●	99
		4,783
	Semiconductors and Semiconductor Equipment - 2.1%
5	Applied Materials, Inc.	89
7	ASM Pacific Technology Ltd.	79
1	Broadcom Corp. Class A	31
3	First Solar, Inc. ●	234
6	Freescale Semiconductor Holdings Ltd. ●	126
4	Hynix Semiconductor, Inc.	152
1	International Rectifier Corp. ●	21
1	Lam Research Corp. ●	63
2	Maxim Integrated Products, Inc.	52
7	MediaTek, Inc.	113
1	Montage Technology Group Ltd. ●	19
10	NXP Semiconductors N.V. ●‡	600
1	Silicon Laboratories, Inc. ●	49
32	Taiwan Semiconductor Manufacturing Co., Ltd.	126
		1,754
	Software and Services - 5.5%
3	Accenture plc	251
10	Activision Blizzard, Inc.	193
3	Akamai Technologies, Inc. ●	167
1	Alliance Data Systems Corp. ●	197
2	Automatic Data Processing, Inc.	142
—	Baidu, Inc. ADR ●	46
6	Cadence Design Systems, Inc. ●	96
7	Cognizant Technology Solutions Corp. ●	325
1	Demandware, Inc. ●	66
7	Dropbox, Inc. ⌂●†	121
5	eBay, Inc. ●	262
1	Evertec, Inc.	25
6	Facebook, Inc. ●	333
7	Genpact Ltd. ●	123
1	Google, Inc. Class A ●	400
1	Google, Inc. Class C ●	686
3	Heartland Payment Systems, Inc.	137
21	Higher One Holdings, Inc. ●	128
5	Mavenir Systems, Inc. ●	74
2	Micros Systems, Inc. ●	117
—	QIWI plc ADR	7
3	Salesforce.com, Inc. ●	141
1	Tableau Software, Inc. ●	62
2	Tencent Holdings Ltd.	117
2	Visa, Inc.	379
—	WEX, Inc. ●	35
3	Yahoo!, Inc. ●	104
		4,734
	Technology Hardware and Equipment - 3.2%
22	AAC Technologies Holdings, Inc.	126
17	Advantech Co., Ltd.	108
1	Allegion plc	41
1	Apple, Inc.	817
4	Aruba Networks, Inc. ●	79
10	Delta Electronics, Inc.	61
—	EI Towers S.p.A.	11
1	F5 Networks, Inc. ●	150
9	Juniper Networks, Inc. ●	219
103	Lenovo Group Ltd.	117
1	Lumenpulse, Inc.	12
1	National Instruments Corp.	18
2	Pure Storage, Inc. ⌂●†	35
9	Qualcomm, Inc.	702
1	Rogers Corp. ●	73
1	Stratasys Ltd. ●	66
111	Sunny Optical Technology Group	130
		2,765
	Telecommunication Services - 2.3%
27	Axiata Group Berhad	56
2	BCE, Inc.	91
3	Bell Aliant, Inc.	62
50	Bezeq Israeli Telecommunication Corp., Ltd.	91
11	Bharti Airtel Ltd.	60
13	China Mobile Ltd.	126
4	Deutsche Telekom AG	59
3	Elisa Oyj	90
5	Hellenic Telecommunications Organization S.A.	73
21	Idea Cellular Ltd. ●	47
4	Intelsat S.A. ●	68
1	KDDI Corp.	74
36	Koninklijke (Royal) KPN N.V.	129
3	Nippon Telegraph & Telephone Corp. ADR	94
1	Philippine Long Distance Telephone Co. ADR	54
258	Safaricom Ltd.	39
2	SK Telecom Co., Ltd. ADR	57
—	Swisscom AG	109
8	Telenor ASA	197
8	Telia Ab	57
2	Telus Corp.	63
6	Turkcell Iletisim Hizmetleri A.S. ADR ●	80
2	Verizon Communications, Inc.	101
19	Vodafone Group plc	71
		1,948
	Transportation - 3.3%
19	Air France ●	272
792	AirAsia Berhad	539
10	American Airlines Group, Inc. ●	350
1	Avianca Holdings S.A. ADR	23
8	Covenant Transport ●	84
2	DSV A/S	80
3	FedEx Corp.	347
—	Flughafen Zuerich AG	147
1	Genesee & Wyoming, Inc. Class A ●	142
2	J.B. Hunt Transport Services, Inc.	186
2	Kansas City Southern	171
—	Norbert Dentressangle S.A.	59
11	United Continental Holdings, Inc. ●	444
		2,844
	Utilities - 3.5%
2	Alliant Energy Corp.	112
15	Cheung Kong Infrastructure Holdings Ltd.	97
5	Cia de Saneamento Basico do Estado de Sao Paulo	50
2	Dominion Resources, Inc.	168
3	Duke Energy Corp.	229
6	E.On SE	123

The accompanying notes are an integral part of these financial statements.

10

Hartford Global Equity Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.0% - (continued)
	Utilities - 3.5% - (continued)
2	Endesa S.A.	$94
38	Enel Green Power S.p.A.	110
4	ENN Energy Holdings Ltd.	26
6	GDF Suez	146
144	Guangdong Investment Ltd.	157
9	Iberdrola S.A.	66
16	National Grid plc	221
4	NextEra Energy, Inc.	410
3	Northeast Utilities	157
4	NRG Yield, Inc.	161
5	OGE Energy Corp.	182
15	Osaka Gas Co., Ltd.	57
3	Pattern Energy Group, Inc.	75
1	PG&E Corp.	49
13	Snam S.p.A.	78
7	Suez Environment S.A.	147
15	Tokyo Gas Co., Ltd.	77
		2,992
	Total Common Stocks
	(Cost $70,070)	$82,041

Preferred Stocks - 0.4%
	Automobiles and Components - 0.4%
1	Volkswagen AG N.V.	$359

	Total Preferred Stocks
	(Cost $276)	$359

Warrants - 0.0%
	Diversified Financials - 0.0%
17	Atlas Mara Co-Nvest Ltd. †	$23

	Total Warrants
	(Cost $–)	$23

Exchange Traded Funds - 0.5%
	Other Investment Pools and Funds - 0.5%
7	Industrial Select Sector SPDR Fund	$389

	Total Exchange Traded Funds
	(Cost $372)	$389

	Total Long-Term Investments
	(Cost $70,718)	$82,812

Short-Term Investments - 2.4%
Repurchase Agreements - 2.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $88, collateralized by GNMA 4.00%, 2044, value of $89)
$88	0.05%, 4/30/2014	$88
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $435,
collateralized by U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 0.13%
	- 4.75%, 2014 - 2024, value of $444)
435	0.04%, 4/30/2014	435
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $154, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $157)
154	0.04%, 4/30/2014	154
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $382, collateralized by U.S. Treasury
Bill 0.02% - 0.14%, 2014 - 2015, U.S. Treasury
Bond 2.75% - 10.63%, 2015 - 2042, U.S.
Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $389)
381	0.04%, 4/30/2014	381
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $232, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $237)
232	0.05%, 4/30/2014	232
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $191, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $195)
191	0.04%, 4/30/2014	191
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $530,
collateralized by FHLMC 3.50% - 4.00%, 2026 -
2042, FNMA 3.00% - 5.00%, 2025 - 2043, U.S.
	Treasury Note 3.13%, 2017, value of $540)
530	0.05%, 4/30/2014	530
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $3, collateralized by U.S. Treasury Note 2.13%, 2015, value of $3)
3	0.04%, 4/30/2014	3
		2,014
	Total Short-Term Investments
	(Cost $2,014)	$2,014

Total Investments
(Cost $72,732) ▲	99.3%	$84,826
Other Assets and Liabilities	0.7%	611
Total Net Assets	100.0%	$85,437

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Equity Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $73,727 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,532
Unrealized Depreciation	(2,433)
Net Unrealized Appreciation	$11,099

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $378, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $153 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
12/2013	17	Atlas Mara Co-Nvest Ltd.	$168
05/2012	7	Dropbox, Inc.	64
04/2014	2	Pure Storage, Inc.	39

At April 30, 2014, the aggregate value of these securities was $329, which represents 0.4% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
BRL	Sell	05/02/2014	JPM	$25	$25	$–	$–
BRL	Sell	05/05/2014	JPM	15	15	–	–
CAD	Sell	05/05/2014	SCB	6	6	–	–
GBP	Buy	05/06/2014	BCLY	153	153	–	–
JPY	Sell	06/20/2014	DEUT	148	147	1	–
JPY	Sell	06/20/2014	HSBC	136	135	1	–
Total						$2	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

Hartford Global Equity Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
SCB	Standard Chartered Bank

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

13

Hartford Global Equity Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$1,319	$504	$815	$–
Banks	8,590	3,150	5,440	–
Capital Goods	6,281	4,744	1,537	–
Commercial and Professional Services	430	430	–	–
Consumer Durables and Apparel	1,304	556	748	–
Consumer Services	1,042	478	564	–
Diversified Financials	3,241	1,287	1,781	173
Energy	7,740	5,052	2,688	–
Food and Staples Retailing	1,776	1,023	753	–
Food, Beverage and Tobacco	6,913	3,576	3,337	–
Health Care Equipment and Services	2,622	2,229	393	–
Household and Personal Products	863	623	240	–
Insurance	2,529	642	1,887	–
Materials	3,905	2,117	1,788	–
Media	3,832	3,015	817	–
Pharmaceuticals, Biotechnology and Life Sciences	5,934	5,065	869	–
Real Estate	1,900	1,060	840	–
Retailing	4,783	3,768	1,015	–
Semiconductors and Semiconductor Equipment	1,754	1,284	470	–
Software and Services	4,734	4,496	117	121
Technology Hardware and Equipment	2,765	2,165	565	35
Telecommunication Services	1,948	647	1,301	–
Transportation	2,844	1,806	1,038	–
Utilities	2,992	1,740	1,252	–
Total	82,041	51,457	30,255	329
Exchange Traded Funds	389	389	–	–
Preferred Stocks	359	–	359	–
Warrants	23	–	–	23
Short-Term Investments	2,014	–	2,014	–
Total	$84,826	$51,846	$32,628	$352
Foreign Currency Contracts*	$2	$–	$2	$–
Total	$2	$–	$2	$–
Liabilities:
Foreign Currency Contracts*	$–	$–	$–	$–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2014, investments valued at $252 were transferred from Level 1 to Level 2, and investments valued at $635 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

14

Hartford Global Equity Income Fund
Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Common Stocks	$340	$—	$41	†	$—	$207	$—	$—	$(259)	$329
Warrants	—	—	23	‡	—	—	—	—	—	23
Total	$340	$—	$64		$—	$207	$—	$—	$(259)	$352

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $41.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $23.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

15

Hartford Global Equity Income Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $72,732)	$84,826
Foreign currency on deposit with custodian (cost $12)	12
Unrealized appreciation on foreign currency contracts	2
Receivables:
Investment securities sold	684
Fund shares sold	119
Dividends and interest	215
Other assets	101
Total assets	85,959
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Bank overdraft	6
Payables:
Investment securities purchased	398
Fund shares redeemed	54
Investment management fees	13
Administrative fees	—
Distribution fees	5
Accrued expenses	46
Total liabilities	522
Net assets	$85,437
Summary of Net Assets:
Capital stock and paid-in-capital	$78,680
Undistributed net investment income	110
Accumulated net realized loss	(5,451)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	12,098
Net assets	$85,437

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.69/$12.37
Shares outstanding	5,617
Net assets	$65,661
Class B: Net asset value per share	$11.46
Shares outstanding	223
Net assets	$2,555
Class C: Net asset value per share	$11.44
Shares outstanding	889
Net assets	$10,178
Class I: Net asset value per share	$11.71
Shares outstanding	94
Net assets	$1,095
Class R3: Net asset value per share	$11.65
Shares outstanding	39
Net assets	$449
Class R4: Net asset value per share	$11.70
Shares outstanding	41
Net assets	$481
Class R5: Net asset value per share	$11.73
Shares outstanding	38
Net assets	$447
Class Y: Net asset value per share	$11.71
Shares outstanding	390
Net assets	$4,571

The accompanying notes are an integral part of these financial statements.

16

Hartford Global Equity Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$855
Interest	—
Less: Foreign tax withheld	(62)
Total investment income	793

Expenses:
Investment management fees	367
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	92
Class B	7
Class C	14
Class I	1
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	78
Class B	14
Class C	50
Class R3	1
Class R4	1
Custodian fees	7
Accounting services fees	7
Registration and filing fees	61
Board of Directors' fees	1
Audit fees	17
Other expenses	15
Total expenses (before waivers and fees paid indirectly)	733
Expense waivers	(102)
Transfer agent fee waivers	(3)
Commission recapture	(1)
Total waivers and fees paid indirectly	(106)
Total expenses, net	627
Net Investment Income	166
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	5,371
Net realized gain on foreign currency contracts	6
Net realized gain on other foreign currency transactions	6
Net Realized Gain on Investments and Foreign Currency Transactions	5,383
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(22)
Net unrealized appreciation of foreign currency contracts	1
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(20)
Net Gain on Investments and Foreign Currency Transactions	5,363
Net Increase in Net Assets Resulting from Operations	$5,529

The accompanying notes are an integral part of these financial statements.

17

Hartford Global Equity Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$166	$460
Net realized gain on investments and foreign currency transactions	5,383	11,708
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(20)	7,702
Net Increase in Net Assets Resulting from Operations	5,529	19,870
Distributions to Shareholders:
From net investment income
Class A	(205)	(887)
Class B	—	(31)
Class C	—	(103)
Class I	(5)	(17)
Class R3	(1)	(7)
Class R4	(2)	(7)
Class R5	(3)	(7)
Class Y	(30)	(538)
Total from net investment income	(246)	(1,597)
From net realized gain on investments
Class A	(5,062)	—
Class B	(255)	—
Class C	(846)	—
Class I	(53)	—
Class R3	(43)	—
Class R4	(37)	—
Class R5	(35)	—
Class Y	(334)	—
Total from net realized gain on investments	(6,665)	—
Total distributions	(6,911)	(1,597)
Capital Share Transactions:
Class A	7,318	793
Class B	(434)	(1,247)
Class C	333	(1,124)
Class I	42	136
Class R3	(52)	44
Class R4	52	14
Class R5	38	8
Class Y	667	(21,713)
Net increase (decrease) from capital share transactions	7,964	(23,089)
Net Increase (Decrease) in Net Assets	6,582	(4,816)
Net Assets:
Beginning of period	78,855	83,671
End of period	$85,437	$78,855
Undistributed (distribution in excess of) net investment income	$110	$190

The accompanying notes are an integral part of these financial statements.

18

Hartford Global Equity Income Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for Hartford Global Equity Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

19

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

20

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal

21

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such

22

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

23

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$6	$—	$—	$—	$—	$6
Total	$—	$6	$—	$—	$—	$—	$6

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$2	$—	$—	$—	$2
Total subject to a master netting or similar arrangement	$2	$—	$—	$—	$2

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a

24

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,597	$854
Long-Term Capital Gains ‡	—	7,767

‡ The Fund designates these distributions as long-term capital dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,660
Undistributed Long-Term Capital Gain	5,234
Accumulated Capital Losses*	(9,877)
Unrealized Appreciation†	11,122
Total Accumulated Earnings	$8,139

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

25

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$82
Accumulated Net Realized Gain (Loss)	(82)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$2,288
2016	3,756
2017	1,099
2018	2,734
Total	$9,877

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $3,044 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s

26

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.15
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

27

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $129 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	70%
Class R4	89
Class R5	98

28

Hartford Global Equity Income Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$31,538	$—	$31,538
Sales Proceeds	31,659	—	31,659

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	603	466	(415)	654	836	88	(859)	65
Amount	$6,997	$5,087	$(4,766)	$7,318	$8,896	$859	$(8,962)	$793
Class B
Shares	6	22	(65)	(37)	6	3	(129)	(120)
Amount	$67	$230	$(731)	$(434)	$66	$28	$(1,341)	$(1,247)
Class C
Shares	57	73	(97)	33	49	10	(168)	(109)
Amount	$650	$776	$(1,093)	$333	$519	$95	$(1,738)	$(1,124)
Class I
Shares	47	4	(45)	6	69	1	(56)	14
Amount	$535	$42	$(535)	$42	$722	$14	$(600)	$136
Class R3
Shares	—	4	(8)	(4)	6	1	(3)	4
Amount	$4	$44	$(100)	$(52)	$64	$7	$(27)	$44
Class R4
Shares	4	3	(2)	5	—	1	—	1
Amount	$42	$38	$(28)	$52	$7	$7	$—	$14
Class R5
Shares	—	3	—	3	—	1	—	1
Amount	$—	$38	$—	$38	$1	$7	$—	$8
Class Y
Shares	50	33	(24)	59	257	55	(2,378)	(2,066)
Amount	$573	$364	$(270)	$667	$2,619	$538	$(24,870)	$(21,713)
Total
Shares	767	608	(656)	719	1,223	160	(3,593)	(2,210)
Amount	$8,868	$6,619	$(7,523)	$7,964	$12,894	$1,555	$(37,538)	$(23,089)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	18	$215
For the Year Ended October 31, 2013	38	$408

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

29

Hartford Global Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Effective May 30, 2014, the Fund changed its name to Hartford Global Equity Income Fund and, at the same time, also changed its investment goal, strategy and portfolio managers.  In connection with these changes, HFMC reduced its investment management fee rate.  Accordingly, the information in this semi-annual report is as of April 30, 2014 and does not reflect the changes to the Fund’s investment goal, strategy, portfolio managers and investment management fee.

30

Hartford Global Equity Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$11.96	$0.03	$0.73	$0.76	$(0.03)	$(1.00)	$(1.03)	$11.69	7.01	%(D)	$65,661	1.71	%(E)	1.45	%(E)	0.50	%(E)
B	11.75	(0.02)	0.73	0.71	–	(1.00)	(1.00)	11.46	6.62	(D)	2,555	2.64	(E)	2.20	(E)	(0.29	)(E)
C	11.73	(0.01)	0.72	0.71	–	(1.00)	(1.00)	11.44	6.63	(D)	10,178	2.44	(E)	2.20	(E)	(0.26	)(E)
I	12.00	0.05	0.72	0.77	(0.06)	(1.00)	(1.06)	11.71	7.03	(D)	1,095	1.32	(E)	1.15	(E)	0.80	(E)
R3	11.92	0.01	0.74	0.75	(0.02)	(1.00)	(1.02)	11.65	6.87	(D)	449	1.89	(E)	1.65	(E)	0.23	(E)
R4	11.97	0.03	0.74	0.77	(0.04)	(1.00)	(1.04)	11.70	7.09	(D)	481	1.58	(E)	1.35	(E)	0.61	(E)
R5	12.01	0.05	0.74	0.79	(0.07)	(1.00)	(1.07)	11.73	7.26	(D)	447	1.27	(E)	1.05	(E)	0.90	(E)
Y	12.00	0.05	0.74	0.79	(0.08)	(1.00)	(1.08)	11.71	7.22	(D)	4,571	1.17	(E)	1.00	(E)	0.95	(E)

For the Year Ended October 31, 2013
A	$9.50	$0.07	$2.57	$2.64	$(0.18)	$–	$(0.18)	$11.96	28.25%		$59,361	1.73%		1.45%		0.65%
B	9.32	(0.01)	2.53	2.52	(0.09)	–	(0.09)	11.75	27.22		3,057	2.66		2.20		(0.07)
C	9.32	(0.01)	2.53	2.52	(0.11)	–	(0.11)	11.73	27.27		10,041	2.43		2.20		(0.09)
I	9.54	0.09	2.58	2.67	(0.21)	–	(0.21)	12.00	28.50		1,052	1.38		1.20		0.88
R3	9.47	0.05	2.57	2.62	(0.17)	–	(0.17)	11.92	28.03		517	1.85		1.65		0.43
R4	9.52	0.08	2.56	2.64	(0.19)	–	(0.19)	11.97	28.24		436	1.54		1.35		0.75
R5	9.54	0.11	2.58	2.69	(0.22)	–	(0.22)	12.01	28.75		416	1.23		1.05		1.05
Y	9.53	0.10	2.60	2.70	(0.23)	–	(0.23)	12.00	28.84		3,975	1.14		1.00		1.02

For the Year Ended October 31, 2012
A	$9.30	$0.07	$0.71	$0.78	$(0.02)	$(0.56)	$(0.58)	$9.50	9.52%		$46,551	1.78%		1.45%		0.82%
B	9.17	–	0.71	0.71	–	(0.56)	(0.56)	9.32	8.78		3,542	2.69		2.20		0.05
C	9.17	0.01	0.70	0.71	–	(0.56)	(0.56)	9.32	8.78		8,994	2.47		2.20		0.06
I	9.33	0.09	0.73	0.82	(0.05)	(0.56)	(0.61)	9.54	9.91		708	1.35		1.20		1.03
R3	9.26	0.06	0.71	0.77	–	(0.56)	(0.56)	9.47	9.38		371	1.86		1.65		0.63
R4	9.31	0.08	0.72	0.80	(0.03)	(0.56)	(0.59)	9.52	9.72		334	1.55		1.35		0.91
R5	9.33	0.11	0.72	0.83	(0.06)	(0.56)	(0.62)	9.54	10.04		322	1.24		1.05		1.21
Y	9.32	0.13	0.70	0.83	(0.06)	(0.56)	(0.62)	9.53	10.12		22,849	1.10		1.00		1.48

For the Year Ended October 31, 2011
A	$9.56	$0.06	$(0.27)	$(0.21)	$(0.05)	$–	$(0.05)	$9.30	(2.22)%		$44,414	1.74%		1.45%		0.58%
B	9.45	(0.02)	(0.26)	(0.28)	–	–	–	9.17	(2.96)		5,101	2.59		2.20		(0.17)
C	9.45	(0.02)	(0.26)	(0.28)	–	–	–	9.17	(2.96)		10,009	2.41		2.20		(0.17)
I	9.60	0.10	(0.28)	(0.18)	(0.09)	–	(0.09)	9.33	(1.93)		526	1.21		1.10		1.05
R3	9.53	0.04	(0.27)	(0.23)	(0.04)	–	(0.04)	9.26	(2.42)		294	1.81		1.65		0.38
R4	9.57	0.07	(0.27)	(0.20)	(0.06)	–	(0.06)	9.31	(2.09)		299	1.51		1.35		0.68
R5	9.59	0.10	(0.27)	(0.17)	(0.09)	–	(0.09)	9.33	(1.81)		292	1.20		1.05		0.98
Y	9.58	0.10	(0.26)	(0.16)	(0.10)	–	(0.10)	9.32	(1.77)		67,387	1.10		1.00		1.00

See Portfolio Turnover information on the next page.

31

Hartford Global Equity Income Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$8.01	$0.04	$1.52	$1.56	$(0.01)	$–	$(0.01)	$9.56	19.48%	$47,429	1.85%	1.48%	0.48%
B	7.97	(0.03)	1.51	1.48	–	–	–	9.45	18.57	7,209	2.72	2.24	(0.30)
C	7.97	(0.03)	1.51	1.48	–	–	–	9.45	18.57	12,910	2.52	2.23	(0.30)
I	8.02	0.07	1.53	1.60	(0.02)	–	(0.02)	9.60	20.00	517	1.26	1.12	0.87
R3	8.00	0.02	1.51	1.53	–	–	–	9.53	19.13	313	1.90	1.72	0.22
R4	8.01	0.04	1.52	1.56	–	–	–	9.57	19.48	299	1.60	1.45	0.49
R5	8.02	0.07	1.51	1.58	(0.01)	–	(0.01)	9.59	19.77	297	1.29	1.14	0.81
Y	8.01	0.07	1.52	1.59	(0.02)	–	(0.02)	9.58	19.92	47,067	1.21	1.07	0.91

For the Year Ended October 31, 2009
A	$6.55	$0.03	$1.50	$1.53	$(0.07)	$–	$(0.07)	$8.01	23.65%	$47,527	2.19%	1.59%	0.44%
B	6.51	(0.05)	1.53	1.48	(0.02)	–	(0.02)	7.97	22.89	8,964	2.83	2.24	(0.82)
C	6.51	(0.06)	1.54	1.48	(0.02)	–	(0.02)	7.97	22.91	14,297	2.67	2.39	(0.99)
I	6.56	0.07	1.47	1.54	(0.08)	–	(0.08)	8.02	23.97	317	1.91	1.32	1.00
R3	6.53	0.03	1.48	1.51	(0.04)	–	(0.04)	8.00	23.36	248	2.62	1.90	0.52
R4	6.54	0.04	1.49	1.53	(0.06)	–	(0.06)	8.01	23.70	243	2.31	1.65	0.78
R5	6.55	0.07	1.48	1.55	(0.08)	–	(0.08)	8.02	24.05	244	2.01	1.40	1.03
Y	6.56	0.02	1.52	1.54	(0.09)	–	(0.09)	8.01	23.85	5,241	1.51	1.30	0.26

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	39%
For the Year Ended October 31, 2013	100
For the Year Ended October 31, 2012	107
For the Year Ended October 31, 2011	102
For the Year Ended October 31, 2010	100
For the Year Ended October 31, 2009	217(A)

(A)	During the year ended October 31, 2009, Hartford Global Equity Income Fund incurred $50.9 million in sales of securities held associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into the Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.

32

Hartford Global Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

33

Hartford Global Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

34

Hartford Global Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

Hartford Global Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,070.10	$7.44	$1,000.00	$1,017.60	$7.25	1.45%	181	365
Class B	$1,000.00	$1,066.20	$11.27	$1,000.00	$1,013.89	$10.98	2.20	181	365
Class C	$1,000.00	$1,066.30	$11.27	$1,000.00	$1,013.89	$10.98	2.20	181	365
Class I	$1,000.00	$1,070.30	$5.90	$1,000.00	$1,019.09	$5.76	1.15	181	365
Class R3	$1,000.00	$1,068.70	$8.46	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R4	$1,000.00	$1,070.90	$6.93	$1,000.00	$1,018.10	$6.75	1.35	181	365
Class R5	$1,000.00	$1,072.60	$5.40	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class Y	$1,000.00	$1,072.20	$5.14	$1,000.00	$1,019.84	$5.01	1.00	181	365

36

Hartford Global Equity Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

37

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-GEI14 4/14 113980-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD GLOBAL REAL ASSET FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Global Real Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Real Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

Performance Overview 5/28/10 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	Since Inception▲
Global Real Asset A#	4.25%	2.56%	2.52%
Global Real Asset A##	-1.48%	-3.08%	1.05%
Global Real Asset C#	3.83%	1.83%	1.76%
Global Real Asset C##	2.83%	0.83%	1.76%
Global Real Asset I#	4.33%	2.84%	2.77%
Global Real Asset R3#	4.13%	2.35%	2.27%
Global Real Asset R4#	4.26%	2.57%	2.55%
Global Real Asset R5#	4.36%	2.87%	2.82%
Global Real Asset Y#	4.51%	3.01%	2.88%
Barclays U.S. TIPS 1-10 Year Index	0.22%	-4.02%	3.34%
Dow Jones UBS Commodities Index	10.07%	3.17%	2.52%
Global Real Asset Fund Blended Index	3.04%	2.18%	4.65%
MSCI All Country World Commodity Producers Index	5.25%	11.78%	6.09%
MSCI All Country World Energy Index	7.97%	16.94%	11.61%
MSCI All Country World Metals & Mining Index	-1.72%	2.15%	-4.59%
S&P Goldman Sachs Commodity Index	4.88%	6.93%	5.83%

†	Not Annualized
▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Dow Jones UBS Commodities Index is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Global Real Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC (HFMC) and represents the weighted return of 55% MSCI All Country World Commodity Producers Index, 35% Barclays U.S. TIPS 1-10 Year Index and 10% Dow Jones UBS Commodities Index.

MSCI All Country World Commodity Producers Index is a free float-adjusted market capitalization index that is designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

MSCI All Country World Energy Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the energy sector.

MSCI All Country World Metals & Mining Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the metals and mining industry.

S&P Goldman Sachs Commodity Index is a measure of general commodity price movements and inflation in the world economy.

The Fund has changed its equity benchmark from the MSCI All Country World Energy Index and MSCI All Country World Metals & Mining Index to the MSCI All Country World Commodity Producers Index. HFMC believes that the MSCI All Country World Commodity Producers Index better reflects the equity component of the Fund’s investment strategy. The Fund has changed its commodity benchmark from the S&P Goldman Sachs Commodity Index to the Dow Jones UBS Commodities Index. HFMC believes that the Dow Jones UBS Commodities Index better reflects the commodity component of the Fund’s investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Real Asset Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Global Real Asset Class A	1.37%	1.54%
Global Real Asset Class C	2.12%	2.26%
Global Real Asset Class I	1.12%	1.21%
Global Real Asset Class R3	1.62%	1.88%
Global Real Asset Class R4	1.32%	1.52%
Global Real Asset Class R5	1.07%	1.22%
Global Real Asset Class Y	1.02%	1.11%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Consolidated Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Scott M. Elliott	Brian M. Garvey	Jay Bhutani	Lindsay T. Politi
Senior Vice President and Asset Allocation Portfolio Manager	Vice President and Asset Allocation Portfolio Manager	Director and Equity Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Real Asset Fund returned 4.25%, before sales charge, for the six-month period ended April 30, 2014, outperforming the custom benchmark* (55% MSCI All Country World Commodity Producers Index, 35% Barclays U.S. TIPS 1 – 10 Year Index, and 10% Dow Jones UBS Commodities Index), which returned 3.04% for the same period. The MSCI All Country World Commodity Producers Index, the Barclays U.S. TIPS 1 – 10 Year Index, and the Dow Jones UBS Commodities Index returned 5.25%, 0.22%, and 10.07%, respectively.

*	Until 2/28/14, the benchmark consisted of 33% MSCI All Country World Energy Index, 16.5% MSCI All Country World Metals and Mining Index, 5.5% MSCI All Country World Agriculture / Chemicals and Forest, Paper and Products Index, 35% Barclays U.S. TIPS 1-10 Year Index, and 10% S&P Goldman Sachs Commodity Index Index (2.5% Precious Metals, 2.5% Industrial Metals, 2.5% Energy, 2.5% Agriculture and Livestock).

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market (EM) countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. EM equities trailed their developed market counterparts for the period. Despite the first signs of a rebound in some inflation-sensitive equities, valuations in many natural resource equities sectors and commodities remain at, or near, historic lows.

Commodities returned 10.1% during the period as represented by Dow Jones UBS Commodities Index. Two of the four commodity sectors Energy and Agriculture and Livestock posted positive returns. Industrial metals commodities, particularly copper and aluminum, and precious metals commodities, particularly silver and gold, posted negative returns during the period.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. The overall asset allocation impact was positive during the period. The Fund outperformed its custom benchmark during the period primarily due to an underweight allocation to fixed income and overweight allocations to precious metals equities and inflation-sensitive infrastructure equities. An underweight allocation to Metals & Mining also contributed to relative returns during the period. In aggregate, the impact from security selection was neutral during the period.

The commodities sub-portfolio underperformed the Dow Jones-UBS Commodities Index due to negative contract selection within Agriculture and Livestock and Precious Metals. However, an overweight allocation to Energy and underweight to Industrial Metals partially offset negative contract selection. Commodities exposure is gained through derivatives, primarily total return swaps and futures.

3

The Hartford Global Real Asset Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Intermediate U.S. TIPS returned 0.2% over the period, as measured by the Barclays U.S. TIPS 1-10 Year Index. The TIPS portion of the Fund performed in line with the index during the period.

What is the outlook?

Our long-term outlook remains unchanged. Growth in the monetary base, a result of aggressive monetary policy, suggests the potential for heightened inflation in coming years. For now, we believe that inflation remains subdued due to the post-crisis deleveraging, slack in labor markets, and Europe’s nascent growth. While complacency about the potential for future inflation remains high, we believe that the current low level of expected inflation and depressed valuations for inflation-sensitive assets provide an attractive opportunity.

Over the short-term, we expect to see the recent cyclical pickup continue throughout 2014. As a result of this pickup in growth, we believe that inflation expectations bottomed for this cycle in the middle of last year and inflation expectations are likely to rise from here. In the last three years, economic growth around the world has stagnated. Since the recession in 2008, there has not been more than three months in a row when all purchasing manager index figures for the developed market economies of the U.S., Japan, and Europe were above 50 at the same time (above 50 indicates expansion, below 50 indicates contraction). We believe that we are entering what will turn out to be a longer period of synchronized global expansion.

In our opinion the next ingredient for inflation is a closure of excess capacity in the system or, to put it another way, an increase in economic tightness. The U.S. economy emerged from the financial crisis with an extreme level of excess capacity in goods and labor markets. Significant progress was made in the initial rebound, but stalled two years ago as Europe’s economy fell into recession. Going forward, we expect to return to a level of economic tightness that has historically been consistent with rising inflation.

We believe that, unlike in past cycles, central banks are likely to accommodate the initial move higher in inflation rather than tighten in line with rising inflation. To support the nascent global growth, the Fed may be biased to keep interest rates low at a time when bond investors are likely to require higher rates. Maintaining this delicate balance may prove difficult.

There are certainly events that could delay the dynamics described above. The biggest risk to the portfolio remains an unexpected rollover in economic activity, and current uncertainty regarding China’s growth trajectory could provide a shock to the nascent global growth picture. If we remain in an environment of continued global growth but muted inflation, inflation-sensitive assets could continue to lag broad equity markets without such an event. Lastly, with recent events in Ukraine, we feel that geopolitical risks have risen. Commodities markets could benefit if such tensions continue.

We ended the period underweight TIPS, overweight commodities and inflation-sensitive equities, favoring precious metals and inflation-sensitive infrastructure equities.

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Aa / AA	18.8%
A	1.7
Baa / BBB	1.7
Not Rated	2.2
Non-Debt Securities and Other Short-Term Instruments	74.0
Other Assets and Liabilities	1.6
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Sector

as of April 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	0.2%
Consumer Staples	1.9
Energy	36.7
Financials	1.0
Health Care	0.1
Industrials	1.9
Information Technology	0.6
Materials	14.9
Services	0.2
Utilities	3.8
Total	61.3%
Foreign Government Obligations	5.6%
U.S. Government Securities	18.8
Short-Term Investments	12.7
Other Assets and Liabilities	1.6
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Global Real Asset Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Diversification by Country

as of April 30, 2014

Percentage of
Country	Net Assets
Australia	4.1%
Austria	0.1
Belgium	0.3
Brazil	3.6
Canada	7.9
Cayman Islands	0.2
Chile	0.0
China	1.4
Denmark	0.0
Egypt	0.0
France	0.6
Germany	0.2
Hong Kong	1.3
India	0.5
Israel	1.2
Italy	0.4
Japan	1.1
Jersey	0.8
Luxembourg	0.3
Mauritius	0.0
Mexico	1.5
Netherlands	2.6
Norway	0.5
Papua New Guinea	0.0
Peru	0.0
Philippines	0.0
Poland	0.3
Portugal	0.7
Russia	0.1
Singapore	0.2
South Africa	1.1
South Korea	0.7
Spain	0.2
Sweden	0.1
Switzerland	0.6
Taiwan	0.1
Thailand	0.2
Turkey	0.8
Ukraine	0.0
United Kingdom	10.1
Zambia	0.0
United States	41.9
Short-Term Investments	12.7
Other Assets and Liabilities	1.6
Total	100.0%

5

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 60.8%
	Agricultural Products - 1.2%
45	Archer-Daniels-Midland Co.	$1,964
305	Asian Citrus Holdings Ltd.	64
18	Bunge Ltd. Finance Corp.	1,437
80	China Modern Dairy Holdings Ltd. ●	34
13	Cosan Ltd.	161
423	Golden Agri Resources Ltd.	206
9	Ingredion, Inc.	632
14	Kernel Holding S.A. ●	133
6	Limoneira Co.	149
18	New Britain Palm Oil Ltd.	121
8	Ros Agro plc ●§†	42
2	S&W Seed Co. ●	15
18	SLC Agricola S.A.	138
283	Wilmar International Ltd.	769
		5,865
	Airport Services - 0.1%
1	Flughafen Zuerich AG	614

	Aluminum - 0.3%
69	Alcoa, Inc.	927
154	Alumina Ltd.	194
123	Aluminum Corp. of China Ltd. ●	44
60	Hindalco Industries Ltd.	133
58	Norsk Hydro ASA	310
		1,608
	Biotechnology - 0.0%
3	Evogene Ltd. ●	60
9	Genus plc	154
		214
	Brewers - 0.1%
6	Anheuser-Busch InBev N.V. ADR	602

	Cable and Satellite - 0.2%
18	Comcast Corp. Class A	953

	Coal and Consumable Fuels - 0.7%
5	Cameco Corp.	103
71	Consol Energy, Inc.	3,172
		3,275
	Construction and Engineering - 0.8%
67	KBR, Inc.	1,710
1,252	Sinopec Engineering (Group) Co., Ltd.	1,401
14	Vinci S.A.	1,049
		4,160
	Construction Machinery and Heavy Trucks - 0.6%
18	Caterpillar, Inc.	1,865
2	CNH Industrial N.V.	25
76	Cosco Corp. Singapore Ltd.	44
—	Cummins, Inc.	23
2	Deere & Co.	211
11	Hino Motors Ltd.	147
—	Hitachi Construction Machine Co., Ltd.	8
1	Komatsu Ltd.	29
8	Kubota Corp.	103
1	Man AG	116
2	PACCAR, Inc.	150
30	Sembcorp Marine Ltd.	99
2	Titan International, Inc.	43
19	Yangzigiang Shipbuilding Holdings Ltd.	17
		2,880
	Distillers and Vintners - 0.1%
86	Treasury Wine Estates Ltd.	307

	Diversified Metals and Mining - 6.4%
7	African Rainbow Minerals Ltd.	128
82	Anglo American plc	2,189
23	Antofagasta plc	308
2	Assore Ltd.	91
190	BHP Billiton Ltd.	6,686
7	BHP Billiton Ltd. ADR	525
121	BHP Billiton plc	3,939
7	BHP Billiton plc ADR	443
16	Boliden Ab	242
39	First Quantum Minerals Ltd.	773
68	Freeport-McMoRan Copper & Gold, Inc.	2,342
597	Glencore Xstrata plc	3,223
240	Grupo Mexico S.A.B. de C.V.	723
28	Iluka Resources Ltd.	229
3	Jastrzebska Spolka Weglowa S.A.	38
85	Jiangxi Copper Co., Ltd.	140
9	KGHM Polska Miedz S.A.	310
1	Korea Zinc Co., Ltd.	169
39	Minera Frisco S.A.B. de C.V. ●	71
66	Mitsubishi Materials Corp.	191
17	MMC Norilsk Nickel OJSC ADR	306
10,875	Mongolian Mining Corp. ●	900
5	OZ Minerals Ltd.	17
26	Rio Tinto Ltd.	1,515
74	Rio Tinto plc	4,041
9	Rio Tinto plc ADR	480
160	Shougang Fushan Resources Group Ltd.	48
9	Southern Copper Corp.	273
31	Sumitomo Metal Mining Co., Ltd.	473
36	Teck Cominco Ltd. Class B	825
28	Turquoise Hill Resources Ltd. ●	107
6	Vedanta Resources plc	103
		31,848
	Diversified Support Services - 0.0%
6	Ceres Global AG Corp. ●	35

	Electric Utilities - 1.2%
153	Cheung Kong Infrastructure Holdings Ltd.	1,000
20	Korea Electric Power Corp.	763
13	NextEra Energy, Inc.	1,319
92	Power Assets Holdings Ltd.	791
12	Red Electrica Corporacion S.A.	969
39	Scottish & Southern Energy	1,011
		5,853
	Electronic Manufacturing Services - 0.1%
10	Trimble Navigation Ltd. ●	399

	Fertilizers and Agricultural Chemicals - 2.7%
16	Agrium, Inc.	1,506
3	CF Industries Holdings, Inc.	721
26	Israel Chemicals Ltd.	232
—	Israel Corp., Ltd. ●	147
7	K+S AG	246
16	Marrone Bio Innovations, Inc. ●	190

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 60.8% - (continued)
	Fertilizers and Agricultural Chemicals - 2.7% - (continued)
37	Monsanto Co.	$4,141
19	Mosaic Co.	956
17	Nihon Nohyaku Co., Ltd.	208
58	Potash Corp. of Saskatchewan, Inc.	2,081
2	Sociedad Quimica Y Minera de Chile S.A. ADR	62
7	Syngenta AG ●	2,588
11	Yara International ASA	497
		13,575
	Food Retail - 0.0%
28	Grupo Lala S.A.	65

	Gas Utilities - 0.9%
148	ENN Energy Holdings Ltd.	1,035
185	Hong Kong & China Gas Co., Ltd.	428
133	Osaka Gas Co., Ltd.	501
162	Snam S.p.A.	976
29	UGI Corp.	1,345
		4,285
	General Merchandise Stores - 0.0%
1	CST Brands, Inc.	20

	Gold - 2.0%
9	African Barrick Gold Ltd.	40
12	Agnico Eagle Mines Ltd.	366
16	Alacer Gold Corp.	38
9	Alamos Gold, Inc.	83
6	Allied Nevada Gold Corp. ●	20
25	AngloGold Ltd. ADR	460
9	Argonaut Gold, Inc. ●	34
8	Asanko Gold, Inc. ●	16
16	AuRico Gold, Inc.	66
19	Avocet Mining plc ●	3
45	B2Gold Corp. ●	128
21	Banro Corp. ●	9
72	Barrick Gold Corp.	1,255
50	Beadell Resources Ltd. ●	31
15	Belo Sun Mining Corp. ●	4
75	Centamin plc ●	82
13	Centerra Gold, Inc.	65
9	China Gold International Resources Corp. ●	24
226	China Precious Metal Resources Holdings Co., Ltd. ●	23
—	Colossus Minerals, Inc. ⌂●	1
13	Compania De Minas Buenaventur ADR	171
5	Continental Gold Ltd. ●	18
8	Detour Gold Corp. ●	83
44	DRDGOLD Ltd.	14
50	Eldorado Gold Corp.	305
35	Endeavour Mining Corp. ●	27
11	Franco-Nevada Corp.	519
18	Gabriel Resources Ltd. ●	16
53	Gold Fields Ltd.	227
2	Gold Resource Corp.	11
58	Goldcorp, Inc.	1,437
19	Golden Star Resources Ltd. ●	12
1,733	G-Resources Group Ltd. ●	48
28	Gryphon Minerals Ltd. ●	3
8	Guyana Goldfields, Inc. ●	17
29	Harmony Gold Mining Co., Ltd.	96
16	Highland Gold Mining Ltd.	16
27	IAMGOLD Corp.	93
12	Kingsgate Consolidated Ltd.	10
22	Kingsrose Mining Ltd. ●	8
83	Kinross Gold Corp.	338
4	Koza Altin Isletmeleri A.S.	37
886	Lepanto Consolidated Mining Co. ●	8
41	LionGold Corp. Ltd. ●	3
12	Medusa Mining Ltd.	20
8	Midas Gold Corp. ●	6
13	Nevsun Resources Ltd.	48
35	New Gold, Inc. ●	176
55	Newcrest Mining Ltd.	540
35	Newmont Mining Corp.	872
11	NGEx Resources, Inc. ●	19
23	Northern Star Resources Ltd.	25
16	NovaGold Resources, Inc. ●	55
22	OceanaGold Corp. ●	55
32	Osisko Mining Corp. ●	228
92	Pan African Resources plc	24
13	Papillon Resources Ltd. ●	16
33	Perseus Mining Ltd. ●	11
13	Petropavlovsk plc	15
9	Premier Gold Mines Ltd. ●	17
5	Pretium Resources, Inc. ●	33
6	Primero Mining Corp. ●	36
6	Randgold Resources Ltd.	512
22	Regis Resources Ltd.	50
46	Resolute Mining Ltd. ●	26
4	Royal Gold, Inc.	291
18	Rubicon Minerals Corp. ●	19
26	San Gold Corp. ●	4
4	Sandstorm Gold Ltd. ●	22
2	Seabridge Gold, Inc. ●	19
19	Semafo, Inc.	73
52	Sibanye Gold Ltd.	135
24	Silver Lake Resources Ltd. ●	9
34	St. Barbara Ltd. ●	7
6	Tanzanian Royalty Exploration Corp. ●	13
8	Timmins Gold Corp. ●	11
43	Torex Gold Resources, Inc. ●	48
54	Yamana Gold, Inc.	405
60	Zhaojin Mining Industry Co., Ltd.	36
422	Zijin Mining Group Co., Ltd.	103
		10,244
	Independent Power Producers and Energy Traders - 0.3%
510	China Longyuan Power Group Corp.	526
296	Enel Green Power S.p.A.	846
11	Pattern Energy Group, Inc.	302
		1,674
	Industrial Conglomerates - 0.2%
89	Beijing Enterprises Holdings Ltd.	774

	Industrial Machinery - 0.0%
3	John Bean Technologies Corp.	90

	Integrated Oil and Gas - 18.0%
629	BG Group plc	12,729
266	BP plc ADR	13,482
5	Cenovus Energy, Inc.	145
95	Chevron Corp.	11,883

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 60.8% - (continued)
	Integrated Oil and Gas - 18.0% - (continued)
7	Eni S.p.A. ADR	$382
138	Exxon Mobil Corp.	14,165
190	Galp Energia SGPS S.A.	3,292
2	Hess Corp.	162
4	Husky Energy, Inc.	146
110	Imperial Oil Ltd.	5,390
2	Murphy Oil Corp.	146
1	Murphy USA, Inc. ●	33
5	Occidental Petroleum Corp.	521
3,318	PetroChina Co., Ltd.	3,828
1	PetroChina Co., Ltd. ADR	127
419	Petroleo Brasileiro S.A. ADR	6,007
853	Polskie Gornictwo Naftowe I	1,326
323	Royal Dutch Shell plc ☼	12,788
22	Royal Dutch Shell plc ADR	1,718
9	Statoilhydro ASA ADR	286
11	Suncor Energy, Inc.	434
13	Total S.A. ADR	909
		89,899
	Integrated Telecommunication Services - 0.2%
42	Telenor ASA	998

	Multi-Sector Holdings - 0.3%
10	Groupe Bruxelles Lambert S.A.	1,040
10	Pico Holdings, Inc. ●	229
		1,269
	Multi-Utilities - 0.9%
102	National Grid plc	1,452
18	PG&E Corp.	828
63	Suez Environment S.A.	1,234
19	Wisconsin Energy Corp.	915
		4,429
	Oil and Gas Drilling - 0.7%
1	Diamond Offshore Drilling, Inc.	56
2	Ensco plc	93
5	Nabors Industries Ltd.	118
2	Noble Corp. plc	62
84	Patterson-UTI Energy, Inc.	2,731
5	Seadrill Ltd.	160
3	Transocean, Inc.	108
		3,328
	Oil and Gas Equipment and Services - 1.6%
39	Baker Hughes, Inc.	2,751
18	Halliburton Co.	1,133
2,329	Hilong Holdings Ltd.	1,217
2	National Oilwell Varco, Inc.	162
8	Schlumberger Ltd.	832
3	Tenaris S.A. ADR	133
123	Trican Well Service Ltd.	1,763
6	Weatherford International Ltd. ●	120
		8,111
	Oil and Gas Exploration and Production - 12.1%
36	Anadarko Petroleum Corp.	3,580
47	Apache Corp.	4,056
79	Athlon Energy, Inc. ●	3,198
1	Baytex Energy Corp.	62
1,952	Beach Energy Ltd.	3,124
600	Buru Energy Ltd. ●	655
122	Cabot Oil & Gas Corp.	4,784
472	Cairn Energy plc ●	1,471
7	Canadian Natural Resources Ltd. ADR	284
7	Chesapeake Energy Corp.	195
118	Cobalt International Energy, Inc. ●	2,117
1	Concho Resources, Inc. ●	97
6	ConocoPhillips Holding Co.	443
1	Crescent Point Energy	39
4	Denbury Resources, Inc.	69
3	Devon Energy Corp.	194
123	EnCana Corp.	2,856
76	EOG Resources, Inc.	7,442
300	Karoon Gas Australia Ltd. ●†	690
438	Kunlun Energy Co., Ltd.	684
6	Marathon Oil Corp.	225
47	MEG Energy Corp. ●	1,697
3	Noble Energy, Inc.	183
426	Oil Search Ltd.	3,529
569	Ophilr Energy plc ●	2,537
3	Pacific Rubiales Energy Corp.	42
32	Pioneer Natural Resources Co.	6,186
3	QEP Resources, Inc.	77
1	Range Resources Corp.	124
122	Santos Ltd.	1,567
71	Southwestern Energy Co. ●	3,406
8	Talisman Energy, Inc.	86
40	Tourmaline Oil Corp. ●	2,066
163	Tullow Oil plc	2,424
3	Vermilion Energy, Inc.	179
2	Whiting Petroleum Corp. ●	128
		60,496
	Oil and Gas Refining and Marketing - 1.3%
1	HollyFrontier Corp.	77
2	Marathon Petroleum Corp.	196
48	Phillips 66	4,008
6	Reliance Industries Ltd.	92
63	Reliance Industries Ltd. GDR ■	1,954
3	Valero Energy Corp.	184
		6,511
	Oil and Gas Storage and Transportation - 2.3%
24	Enbridge Energy Management ●	700
190	Enbridge, Inc.	9,154
5	Pembina Pipelin Corp.	177
4	Spectra Energy Corp.	153
23	Transcanada Corp.	1,065
		11,249
	Packaged Foods and Meats - 0.5%
27	Adecoagro S.A. ●	240
20	BRF Brasil Foods S.A. ADR	446
253	Charoen Pokphand Foods Ltd.	212
208	China Foods Ltd.	70
3	Kraft Foods Group, Inc.	163
9	McLeod Russel India Ltd.	38
2	MHP S.A. §	28
48	Minerva S.A. ●	213
4	Mondelez International, Inc.	151
23	PureCircle Ltd. ●	236
13	Tate & Lyle plc	155
12	Tyson Foods, Inc. Class A	495
71	Zambeef Products plc ●	23
		2,470

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 60.8% - (continued)
	Paper Products - 0.1%
6	Holmen AB Class B	$221
3	International Paper Co.	162
7	MeadWestvaco Corp.	256
21	Oji Holdings Corp.	88
		727
	Pharmaceuticals - 0.1%
10	Zoetis, Inc.	297

	Precious Metals and Minerals - 0.6%
6	Alexco Resource ●	7
5	Anglo American Platinum Ltd.	248
39	Aquarius Platinum Ltd. ●	14
79	Aquarius Platinum Ltd. Rights ●	8
1	Asahi Holdings, Inc.	23
4	CNK International Co., Ltd. ●	9
6	Coeur Mining, Inc. ●	54
6	Dominion Diamond Corp. ●	76
7	Dundee Precious Metals, Inc. ●	25
8	Endeavor Silver Corp. ●	37
8	First Majestic Silver Corp. ●	80
8	Fortuna Silver Mines, Inc. ●	35
13	Fresnillo plc	191
10	Gem Diamonds Ltd. ●	27
23	Hecla Mining Co.	72
13	Hochschild Mining plc	35
39	Impala Platinum Holdings Ltd.	438
10	Industrias Penoles S.A.B. de C.V.	235
34	Lonmin plc	161
3	MAG Silver Corp. ●	24
12	McEwen Mining, Inc. ●	29
15	North American Palladium Ltd. ●	4
22	Northern Platinum Ltd.	86
12	Pan American Silver Corp.	151
10	Paramount Gold & Silver Corp. ●	10
26	Petra Diamonds Ltd. ●	72
8	Royal Bafokeng Platinum Ltd. ●	49
6	Silver Standard Resources, Inc. ●	59
26	Silver Wheaton Corp.	573
12	Silvercorp Metals, Inc.	25
8	Stillwater Mining Co. ●	119
6	Tahoe Resources, Inc. ●	140
		3,116
	Railroads - 0.2%
17	Canadian National Railway Co.	978

	Residential REITs - 0.2%
23	Equity Lifestyle Properties, Inc. REIT	979

	Semiconductors - 0.5%
38	First Solar, Inc. ●	2,538

	Specialty Chemicals - 0.3%
5	EcoSynthetix, Inc. ●	12
76	JSR Corp.	1,250
1	Novozymes A/S Class B	51
		1,313
	Steel - 2.5%
1	Allegheny Technologies, Inc.	58
56	ArcelorMittal	913
13	ArcelorMittal ADR	215
5	ArcelorMittal South Africa Ltd. ●	19
14	Bradespar S.A.	121
5	Capital S.A.	69
685	China Steel Corp.	576
1	Cliff's Natural Resources, Inc.	25
45	Companhia Sider·rgica Nacional	173
17	Daido Steel Co., Ltd.	84
92	Eregli Demir ve Celik Fabrikalari T.A.S.	128
10	Feng Hsin Iron & Steel Co.	17
88	Fortescue Metals Group Ltd.	415
60	Fosun International	73
5	Fosun International Ltd. Rights	—
54	Gerdau S.A.	326
11	Hitachi Metals Ltd.	152
1	Hyundai Hysco	29
4	Hyundai Steel Co.	275
10	Industrias CH, S.A. ●	54
30	JFE Holdings, Inc.	556
22	Jindal Steel & Power Ltd.	94
4	JSW Steel Ltd.	66
156	Kobe Steel Ltd.	205
5	Kumba Iron Ore Ltd.	181
2	Maruichi Steel Tube Ltd.	58
17	Metalurgica Gerdau S.A.	126
446	Nippon Steel & Sumitomo Metal Corp.	1,169
3	Novolipetsk Steel ●§	40
21	Nucor Corp.	1,075
4	Posco Ltd.	1,198
59	Sesa Sterlite Ltd.	182
9	Severstal GDR §	61
4	Sims Metal Management Ltd.	33
3	SSAB AB	30
19	Tata Steel Ltd.	130
22	ThyssenKrupp AG	638
2	United States Steel Corp.	62
23	Usinas Siderurgicas De Minas Gerais S.A. ●	89
202	Vale S.A.	2,507
7	Voestalpine AG	304
2	Yamato Kogyo Co.	67
		12,593
	Water Utilities - 0.5%
29	Cia de Saneamento Basico do Estado de Sao Paulo	278
976	Guangdong Investment Ltd.	1,061
33	Severn Trent plc	1,020
		2,359
	Total Common Stocks
	(Cost $288,784)	$303,000

Warrants - 0.0%
	Diversified Metals and Mining - 0.0%
16	Shandong Denghai ⌂■	$74

	Total Warrants
	(Cost $49)	$74

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Exchange Traded Funds - 0.5%
		Other Investment Pools and Funds - 0.5%
	104	Market Vectors Gold Miners ETF	2,503

		Total exchange traded funds
		(Cost $2,522)	$2,503

Foreign Government Obligations - 5.6%
		Brazil - 1.5%
		Brazil (Republic of)
BRL	16,759	6.00%, 08/15/2016 - 08/15/2030 ◄	$7,362
			7,362
		Israel - 1.1%
		Israel (Government of)
ILS	6,153	1.00%, 05/30/2017 ◄	1,885
ILS	10,836	2.75%, 09/30/2022 - 08/30/2041 ◄	3,564
			5,449
		Mexico - 1.3%
		Mexican Udibonos
MXN	18,815	5.00%, 06/16/2016 ◄	1,560
		United Mexican States
MXN	24,189	2.00%, 06/09/2022 ◄	1,796
MXN	37,240	4.00%, 11/15/2040 ◄	3,015
			6,371
		South Africa - 0.6%
		South Africa (Republic of)
ZAR	11,865	2.75%, 01/31/2022 ◄	1,221
ZAR	15,520	3.45%, 12/07/2033 ◄	1,840
			3,061
		South Korea - 0.1%
		Korea (Republic of)
KRW	457,483	1.13%, 06/10/2023 ◄	434
KRW	415,424	1.50%, 06/10/2021 ◄	402
			836
		Thailand - 0.2%
		Thailand (Kingdom of)
THB	29,098	1.20%, 07/14/2021 ◄§	860

		Turkey - 0.8%
		Turkey (Republic of)
TRY	8,242	2.80%, 11/08/2023 ◄	4,036

		Total Foreign Government Obligations
		(Cost $28,028)	$27,975

U.S. Government Securities - 18.8%
		U.S. Treasury Securities - 18.8%
		U.S. Treasury Bonds - 0.0%
	$225	1.38%, 02/15/2044 ◄	$239

		U.S. Treasury Notes - 18.8%
	49,149	0.13%, 04/15/2016 - 01/15/2023 ◄	51,093
	4,475	0.38%, 07/15/2023 ◄	4,515
	9,719	0.63%, 07/15/2021 - 01/15/2024 ◄╦‡	10,245
	3,009	1.13%, 01/15/2021 ◄	3,452
	2,254	1.25%, 07/15/2020 ◄	2,633
	4,848	1.38%, 01/15/2020 ◄	5,722
	6,225	1.88%, 07/15/2015 - 07/15/2019 ◄‡	7,732
	1,130	2.13%, 01/15/2019 ◄	1,386
	5,412	2.38%, 01/15/2017 ◄	6,906
	71	2.50%, 07/15/2016 ◄	90
			93,774
			94,013
		Total U.S. Government Securities
		(Cost $94,111)	$94,013

		Total Long-Term Investments
		(Cost $413,494)	$427,565

Short-Term Investments - 12.7%
		Repurchase Agreements - 12.7%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,747, collateralized by GNMA 4.00%, 2044, value of $2,802)
	$2,747	0.05%, 4/30/2014╦	$2,747
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$13,643, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
		$13,915)
	13,643	0.04%, 4/30/2014	13,643
		Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $4,827, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $4,923)
	4,827	0.04%, 4/30/2014	4,827
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $11,954, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 -
		2023, value of $12,193)
	11,954	0.04%, 4/30/2014	11,954
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $7,267, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $7,412)
	7,267	0.05%, 4/30/2014	7,267
		RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $5,975, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $6,095)
	5,975	0.04%, 4/30/2014	5,975

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 12.7% - (continued)
	Repurchase Agreements - 12.7% - (continued)
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$16,601, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $16,933)
$16,601	0.05%, 4/30/2014		$16,601
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $84, collateralized by U.S. Treasury Note 2.13%, 2015, value of $86)
84	0.04%, 4/30/2014		84
			63,098
	Total Short-Term Investments
	(Cost $63,098)		$63,098

	Total Investments
	(Cost $476,592) ▲	98.4%	$490,663
	Other Assets and Liabilities	1.6%	8,042
	Total Net Assets	100.0%	$498,705

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global Real Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2014, the Fund invested 12.1% of its total assets in the Subsidiary.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $499,967 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,777
Unrealized Depreciation	(37,081)
Net Unrealized Depreciation	$(9,304)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $732, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $3,618 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts. Securities valued at $289, held on the behalf of the Fund at the custody bank, was designated by broker(s) as collateral in connection with OTC swap contracts. Since the broker retains legal title to the securities, the securities are not considered an asset of the Fund.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $2,028, which represents 0.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $1,031, which represents 0.2% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2012 - 05/2013	–	Colossus Minerals, Inc.	$46
09/2012	16	Shandong Denghai Warrants - 144A	48

At April 30, 2014, the aggregate value of these securities was $75, which rounds to zero percent of total net assets.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Futures contracts	$3,566	$–
OTC swaps contracts	–	190
Total	$3,566	$190

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Futures Contracts Outstanding at April 30, 2014

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Corn Future	136	07/14/2014	$3,479	$3,529	$50	$–	$–	$(17)
Soybean Future	67	07/14/2014	4,924	5,068	144	–	–	(15)
Soybean Meal Future	76	07/14/2014	3,726	3,752	26	–	82	(55)
Wheat Future	169	07/14/2014	5,867	6,096	229	–	42	–
Total					$449	$–	$124	$(87)
Short position contracts:
U.S. Treasury 10-Year Note Future	14	06/19/2014	$1,739	$1,742	$–	$(3)	$–	$(6)
U.S. Treasury 5-Year Note Future	27	06/30/2014	3,233	3,225	8	–	–	(8)
U.S. Treasury CME Ultra Long Term Bond Future	2	06/19/2014	280	294	–	(14)	–	(2)
Total					$8	$(17)	$–	$(16)
Total futures contracts					$457	$(17)	$124	$(103)

* The number of contracts does not omit 000's.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
BOA	CLICP Camara	2.09% Fixed	CLP	309,625	09/28/17	$–	$–	$(45)	$–	$(45)
GSC	CLICP Camara	1.59% Fixed	CLP	185,126	11/25/16	–	–	(12)	–	(12)
Total						$–	$–	$(57)	$–	$(57)

OTC Total Return Swap Contracts Outstanding at April 30, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
S&P GSCI Agriculture	GSC	USD	1,682	(0.25)% Fixed	07/31/14	$–	$–	$45	$45	$–
S&P GSCI Agriculture	JPM	USD	978	(0.22)% Fixed	07/31/14	–	–	26	26	–
S&P GSCI Agriculture	JPM	USD	3,176	(0.22)% Fixed	02/27/15	–	–	84	84	–
S&P GSCI Agriculture	MSC	USD	2,114	(0.22)% Fixed	07/31/14	–	–	56	56	–
S&P GSCI Energy	GSC	USD	1,963	(0.12)% Fixed	07/31/14	–	–	8	8	–
S&P GSCI Energy	JPM	USD	435	(0.12)% Fixed	07/31/14	–	–	2	2	–
S&P GSCI Energy	JPM	USD	5,885	(0.12)% Fixed	02/27/15	–	–	24	24	–
S&P GSCI Energy	MSC	USD	2,194	(0.15)% Fixed	07/31/14	–	–	9	9	–
S&P GSCI Industrial Metals	GSC	USD	1,852	(0.10)% Fixed	07/31/14	–	–	32	32	–
S&P GSCI Industrial Metals	GSC	USD	5,990	(0.10)% Fixed	02/27/15	–	–	104	104	–
S&P GSCI Industrial Metals	JPM	USD	645	(0.12)% Fixed	07/31/14	–	–	11	11	–
S&P GSCI Industrial Metals	MSC	USD	1,290	(0.12)% Fixed	07/31/14	–	–	23	23	–
S&P GSCI Industrial Metals	MSC	USD	785	(0.15)% Fixed	07/31/14	–	–	14	14	–
S&P GSCI Livestock	GSC	USD	583	(0.25)% Fixed	07/31/14	–	–	(5)	–	(5)
S&P GSCI Livestock	MSC	USD	1,380	(0.23)% Fixed	07/31/14	–	–	(14)	–	(14)
S&P GSCI Livestock	MSC	USD	638	(0.23)% Fixed	02/27/15	–	–	(6)	–	(6)
S&P GSCI Precious Metals	GSC	USD	2,076	(0.15)% Fixed	07/31/14	–	–	10	10	–
S&P GSCI Precious Metals	JPM	USD	941	(0.20)% Fixed	07/31/14	–	–	4	4	–
S&P GSCI Precious Metals	JPM	USD	5,000	(0.12)% Fixed	02/27/15	–	–	23	23	–
S&P GSCI Precious Metals	MSC	USD	2,430	(0.20)% Fixed	07/31/14	–	–	11	11	–
Total						$–	$–	$461	$486	$(25)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Sell	05/01/2014	CSFB	$125	$125	$–	$–
BRL	Sell	06/03/2014	MSC	935	945	–	(10)
BRL	Sell	06/03/2014	SCB	5,956	6,081	–	(125)
CAD	Sell	05/01/2014	SCB	452	452	–	–
CAD	Sell	05/05/2014	SCB	80	80	–	–
CHF	Sell	05/02/2014	BCLY	175	175	–	–
CLP	Buy	06/18/2014	SCB	568	572	4	–
CLP	Sell	06/18/2014	UBS	634	622	12	–
DKK	Sell	05/01/2014	BCLY	11	11	–	–
EUR	Sell	05/02/2014	BOA	13	13	–	–
GBP	Buy	05/06/2014	BCLY	3,616	3,618	2	–
GBP	Sell	05/01/2014	BCLY	237	237	–	–
HKD	Sell	05/02/2014	BOA	31	31	–	–
ILS	Sell	06/18/2014	CBK	5,370	5,383	–	(13)
JPY	Sell	05/01/2014	CSFB	64	64	–	–
KRW	Sell	06/18/2014	JPM	1,442	1,499	–	(57)
MXN	Sell	05/02/2014	BCLY	19	19	–	–
MXN	Sell	06/18/2014	BOA	964	961	3	–
MXN	Sell	06/18/2014	BOA	5,066	5,134	–	(68)
NOK	Sell	05/02/2014	RBC	56	56	–	–
NOK	Sell	05/06/2014	RBC	92	92	–	–
PLN	Buy	05/30/2014	BCLY	275	276	1	–
PLN	Buy	06/18/2014	UBS	1,770	1,770	–	–
PLN	Sell	06/18/2014	BOA	2,013	2,032	–	(19)
PLN	Sell	05/02/2014	RBC	29	29	–	–
SEK	Sell	05/02/2014	HSBC	2	2	–	–
SGD	Sell	05/02/2014	BOA	92	92	–	–
SGD	Sell	05/05/2014	DEUT	184	184	–	–
THB	Buy	06/18/2014	BCLY	567	566	–	(1)
THB	Sell	06/18/2014	UBS	1,346	1,354	–	(8)
TRY	Buy	06/18/2014	BOA	146	147	1	–
TRY	Sell	05/02/2014	HSBC	1	1	–	–
TRY	Sell	06/18/2014	UBS	3,485	3,754	–	(269)
ZAR	Sell	06/18/2014	DEUT	592	591	1	–
ZAR	Sell	05/09/2014	JPM	3	3	–	–
ZAR	Sell	06/18/2014	UBS	2,306	2,390	–	(84)
Total						$24	$(654)

╪	See Significant Accounting Policies of accompanying Notes to Consolidated Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Real Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Agricultural Products	$5,865	$4,496	$1,369	$–
Airport Services	614	–	614	–
Aluminum	1,608	927	681	–
Biotechnology	214	60	154	–
Brewers	602	602	–	–
Cable and Satellite	953	953	–	–
Coal and Consumable Fuels	3,275	3,275	–	–
Construction and Engineering	4,160	1,710	2,450	–
Construction Machinery and Heavy Trucks	2,880	2,292	588	–
Distillers and Vintners	307	–	307	–
Diversified Metals and Mining	31,848	6,868	24,980	–
Diversified Support Services	35	35	–	–
Electric Utilities	5,853	1,319	4,534	–
Electronic Manufacturing Services	399	399	–	–
Fertilizers and Agricultural Chemicals	13,575	9,657	3,918	–
Food Retail	65	65	–	–
Gas Utilities	4,285	1,345	2,940	–
General Merchandise Stores	20	20	–	–
Gold	10,244	8,091	2,152	1
Independent Power Producers and Energy Traders	1,674	302	1,372	–
Industrial Conglomerates	774	–	774	–
Industrial Machinery	90	90	–	–
Integrated Oil and Gas	89,899	55,936	33,963	–
Integrated Telecommunication Services	998	–	998	–
Multi-Sector Holdings	1,269	229	1,040	–
Multi-Utilities	4,429	2,977	1,452	–
Oil and Gas Drilling	3,328	3,328	–	–
Oil and Gas Equipment and Services	8,111	6,894	1,217	–
Oil and Gas Exploration and Production	60,496	43,815	16,681	–
Oil and Gas Refining and Marketing	6,511	6,419	92	–
Oil and Gas Storage and Transportation	11,249	11,249	–	–
Packaged Foods and Meats	2,470	1,759	711	–
Paper Products	727	418	309	–
Pharmaceuticals	297	297	–	–
Precious Metals and Minerals	3,116	1,920	1,196	–
Railroads	978	978	–	–
Residential REITs	979	979	–	–
Semiconductors	2,538	2,538	–	–
Specialty Chemicals	1,313	12	1,301	–
Steel	12,593	5,001	7,592	–
Water Utilities	2,359	1,298	1,061	–
Total	303,000	188,553	114,446	1
Exchange Traded Funds	2,503	2,503	–	–
Foreign Goverment Obligations	27,975	–	27,541	434
U.S. Government Securities	94,013	6,803	87,210	–
Warrants	74	74	–	–
Short-Term Investments	63,098	–	63,098	–
Total	$490,663	$197,933	$292,295	$435
Foreign Currency Contracts*	$24	$–	$24	$–
Futures*	457	457	–	–
Swaps - Total Return*	486	–	486	–
Total	$967	$457	$510	$–
Liabilities:
Foreign Currency Contracts*	$654	$–	$654	$–
Futures*	17	17	–	–
Swaps - Interest Rate*	57	–	57	–
Swaps - Total Return*	25	–	25	–
Total	$753	$17	$736	$–

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Real Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

♦	For the six-month period ended April 30, 2014, investments valued at $8,925 were transferred from Level 1 to Level 2, and investments valued at $5,445 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Common Stocks	$—	$(1)	$(3	)†	$—	$46	$(46)	$5	$—	$1
Foreign Government Obligations	—	—	25	‡	1	409	(1)	—	—	434
Total	$—	$(1)	$22		$1	$455	$(47)	$5	$—	$435

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(45).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $25.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Real Asset Fund
Consolidated Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $413,494)	$427,565
Investments in repurchase agreements, at market value (cost $63,098)	63,098
Cash	3,566	*
Foreign currency on deposit with custodian (cost $52)	52
Unrealized appreciation on foreign currency contracts	24
Unrealized appreciation on OTC swap contracts	486
Receivables:
Investment securities sold	10,017
Fund shares sold	963
Dividends and interest	1,149
Variation margin on financial derivative instruments	124
Other assets	498
Total assets	507,542
Liabilities:
Unrealized depreciation on foreign currency contracts	654
Unrealized depreciation on OTC swap contracts	82
Bank overdraft	8
Payables:
Investment securities purchased	6,176
Fund shares redeemed	1,394
Investment management fees	85
Administrative fees	—
Distribution fees	6
Collateral received from broker	190
Variation margin on financial derivative instruments	103
Accrued expenses	66
Other liabilities	73
Total liabilities	8,837
Net assets	$498,705
Summary of Net Assets:
Capital stock and paid-in-capital	$531,548
Undistributed net investment income	471
Accumulated net realized loss	(47,606)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	14,292
Net assets	$498,705

* Cash of $3,566 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Real Asset Fund
Consolidated Statement of Assets and Liabilities – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.70/$11.32
Shares outstanding	5,158
Net assets	$55,181
Class C: Net asset value per share	$10.57
Shares outstanding	2,127
Net assets	$22,481
Class I: Net asset value per share	$10.70
Shares outstanding	4,990
Net assets	$53,417
Class R3: Net asset value per share	$10.75
Shares outstanding	28
Net assets	$301
Class R4: Net asset value per share	$10.72
Shares outstanding	347
Net assets	$3,724
Class R5: Net asset value per share	$10.72
Shares outstanding	50
Net assets	$539
Class Y: Net asset value per share	$10.72
Shares outstanding	33,877
Net assets	$363,062

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global Real Asset Fund
Consolidated Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,837
Interest	1,469
Less: Foreign tax withheld	(198)
Total investment income	5,108

Expenses:
Investment management fees	2,561
Administrative services fees
Class R3	—
Class R4	2
Class R5	—
Transfer agent fees
Class A	57
Class C	21
Class I	22
Class R3	—
Class R4	—
Class R5	—
Class Y	3
Distribution fees
Class A	74
Class C	123
Class R3	1
Class R4	4
Custodian fees	28
Accounting services fees	63
Registration and filing fees	62
Board of Directors' fees	7
Audit fees	13
Other expenses	33
Total expenses (before waivers and fees paid indirectly)	3,074
Expense waivers	(243)
Commission recapture	(4)
Custodian fee offset	—
Total waivers and fees paid indirectly	(247)
Total expenses, net	2,827
Net Investment Income	2,281
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	10,967
Net realized gain on futures contracts	1,263
Net realized gain on swap contracts	115
Net realized gain on foreign currency contracts	210
Net realized gain on other foreign currency transactions	49
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	12,604
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	5,677
Net unrealized appreciation of futures contracts	425
Net unrealized appreciation of swap contracts	653
Net unrealized depreciation of foreign currency contracts	(777)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	28
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	6,006
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	18,610
Net Increase in Net Assets Resulting from Operations	$20,891

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global Real Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$2,281	$3,359
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	12,604	(25,576)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	6,006	3,492
Net Increase (Decrease) in Net Assets Resulting from Operations	20,891	(18,725)
Distributions to Shareholders:
From net investment income
Class A	(215)	(648)
Class I	(443)	(650)
Class R3	(1)	—
Class R4	(19)	(7)
Class R5	(3)	(3)
Class Y	(2,904)	(2,499)
Total distributions	(3,585)	(3,807)
Capital Share Transactions:
Class A	(16,348)	(41,401)
Class C	(6,852)	(22,660)
Class I	(14,458)	(6,700)
Class R3	(5)	(1,657)
Class R4	259	304
Class R5	69	(1,577)
Class Y	(24,784)	133,110
Net increase (decrease) from capital share transactions	(62,119)	59,419
Net Increase (Decrease) in Net Assets	(44,813)	36,887
Net Assets:
Beginning of period	543,518	506,631
End of period	$498,705	$543,518
Undistributed (distribution in excess of) net investment income	$471	$1,775

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Global Real Asset Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information

22

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable

23

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Consolidated Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

24

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

25

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Consolidated Schedule of Investments, had inflation indexed bonds as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Consolidated Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Consolidated Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts

26

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge

27

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding interest rate swap contracts as of April 30, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding total return swap contracts as of April 30, 2014.

The prices of commodity-linked derivative securities may move in different directions from investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have followed those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options.

28

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$24	$—	$—	$—	$—	$24
Unrealized appreciation on OTC swap contracts	—	—	—	—	486	—	486
Variation margin receivable *	—	—	—	—	124	—	124
Total	$—	$24	$—	$—	$610	$—	$634

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$654	$—	$—	$—	$—	$654
Unrealized depreciation on OTC swap contracts	57	—	—	—	25	—	82
Variation margin payable *	16	—	—	—	87	—	103
Total	$73	$654	$—	$—	$112	$—	$839

*	Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $440 as reported in the Consolidated Schedule of Investments.

The ratio of foreign currency contracts to net assets at April 30, 2014 was 6.98%, compared to the six-month period ended April 30, 2014, average to net assets of 12.01%. The volume of other derivatives that are presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the year ended April 30, 2014.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures contracts	$28	$—	$—	$—	$1,235	$—	$1,263
Net realized gain (loss) on swap contracts	(1)	—	—	—	116	—	115
Net realized gain on foreign currency contracts	—	210	—	—	—	—	210
Total	$27	$210	$—	$—	$1,351	$—	$1,588

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(9)	$—	$—	$—	$434	$—	$425
Net change in unrealized appreciation (depreciation) of swap contracts	(28)	—	—	—	681	—	653
Net change in unrealized depreciation of foreign currency contracts	—	(777)	—	—	—	—	(777)
Total	$(37)	$(777)	$—	$—	$1,115	$—	$301

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's (FCM) custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

29

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - Variation margin receivable	$124	$(103)	$—	$—	$21
OTC swap contracts at market value	486	(37)	(289)	(190)	—
Unrealized appreciation on foreign currency contracts	22	(21)	—	—	1
Total subject to a master netting or similar arrangement	$632	$(161)	$(289)	$(190)	$22

* Gross amounts presented as no amounts are netted within the Consolidated Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged		Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$103	$(103)	$—	$(3,566	)†	$—
OTC swap contracts at market value	82	(37)	—	—		45
Unrealized depreciation on foreign currency contracts	654	(21)	—	—		633
Total subject to a master netting or similar arrangement	$839	$(161)	$—	$(3,566)		$678

*	Gross amounts presented as no amounts are netted within the Consolidated Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

30

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$3,807	$3,650

31

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$2,720
Accumulated Capital Losses*	(37,575)
Unrealized Depreciation†	(15,294)
Total Accumulated Deficit	$(50,149)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(378)
Accumulated Net Realized Gain (Loss)	9,437
Capital Stock and Paid-in-Capital	(9,059)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$2,673
Long-Term Capital Loss Carryforward	28,220
Total	$30,893

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2019	$6,682
Total	$6,682

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

32

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.950%
On next $250 million	0.930%
On next $500 million	0.850%
On next $1.5 billion	0.780%
On next $2.5 billion	0.750%
Over $5 billion	0.710%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	1.10%	1.60%	1.30%	1.05%	1.00%

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, these amounts, if any, are included in the Consolidated Statement of Operations.

33

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.35%
Class C	2.10
Class I	1.07
Class R3	1.60
Class R4	1.30
Class R5	1.05
Class Y	1.00

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $37 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

34

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	22%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$274,664	$118,624	$393,288
Sales Proceeds	343,975	114,075	458,050

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	162	20	(1,778)	(1,596)	1,013	54	(5,047)	(3,980)
Amount	$1,652	$205	$(18,205)	$(16,348)	$10,492	$585	$(52,478)	$(41,401)
Class C
Shares	34	—	(712)	(678)	154	—	(2,351)	(2,197)
Amount	$346	$—	$(7,198)	$(6,852)	$1,589	$—	$(24,249)	$(22,660)
Class I
Shares	218	33	(1,658)	(1,407)	3,176	42	(3,834)	(616)
Amount	$2,240	$341	$(17,039)	$(14,458)	$32,652	$451	$(39,803)	$(6,700)
Class R3
Shares	3	—	(3)	—	8	—	(164)	(156)
Amount	$21	$1	$(27)	$(5)	$83	$—	$(1,740)	$(1,657)
Class R4
Shares	60	2	(37)	25	260	—	(231)	29
Amount	$618	$18	$(377)	$259	$2,733	$6	$(2,435)	$304
Class R5
Shares	9	—	(3)	6	58	—	(206)	(148)
Amount	$96	$3	$(30)	$69	$624	$3	$(2,204)	$(1,577)
Class Y
Shares	3,393	273	(6,066)	(2,400)	23,673	218	(11,540)	12,351
Amount	$34,723	$2,783	$(62,290)	$(24,784)	$249,311	$2,333	$(118,534)	$133,110
Total
Shares	3,879	328	(10,257)	(6,050)	28,342	314	(23,373)	5,283
Amount	$39,696	$3,351	$(105,166)	$(62,119)	$297,484	$3,378	$(241,443)	$59,419

35

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

36

The Hartford Global Real Asset Fund
Consolidated Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014(Unaudited)
A	$10.30	$0.03	$0.41	$0.44	$(0.04)	$–	$(0.04)	$10.70	4.25	%(D)	$55,181	1.54	%(E)	1.35	%(E)	0.65	%(E)
C	10.18	(0.01)	0.40	0.39	–	–	–	10.57	3.83	(D)	22,481	2.27	(E)	2.10	(E)	(0.10	)(E)
I	10.33	0.05	0.39	0.44	(0.07)	–	(0.07)	10.70	4.33	(D)	53,417	1.17	(E)	1.07	(E)	0.93	(E)
R3	10.35	0.02	0.41	0.43	(0.03)	–	(0.03)	10.75	4.13	(D)	301	1.89	(E)	1.60	(E)	0.40	(E)
R4	10.34	0.04	0.40	0.44	(0.06)	–	(0.06)	10.72	4.26	(D)	3,724	1.50	(E)	1.30	(E)	0.72	(E)
R5	10.35	0.05	0.40	0.45	(0.08)	–	(0.08)	10.72	4.36	(D)	539	1.21	(E)	1.05	(E)	0.99	(E)
Y	10.34	0.05	0.41	0.46	(0.08)	–	(0.08)	10.72	4.51	(D)	363,062	1.10	(E)	1.00	(E)	1.01	(E)

For the Year Ended October 31, 2013
A	$10.68	$(0.04)	$(0.27)	$(0.31)	$(0.07)	$–	$(0.07)	$10.30	(2.98)%		$69,554	1.52%		1.30%		(0.35)%
C	10.58	(0.11)	(0.29)	(0.40)	–	–	–	10.18	(3.78)		28,546	2.24		2.05		(1.08)
I	10.72	–	(0.29)	(0.29)	(0.10)	–	(0.10)	10.33	(2.78)		66,061	1.19		1.05		(0.04)
R3	10.69	0.17	(0.51)	(0.34)	–	–	–	10.35	(3.18)		295	1.86		1.53		1.66
R4	10.71	0.17	(0.49)	(0.32)	(0.05)	–	(0.05)	10.34	(3.00)		3,331	1.50		1.27		1.65
R5	10.73	0.21	(0.50)	(0.29)	(0.09)	–	(0.09)	10.35	(2.76)		451	1.20		1.01		1.98
Y	10.73	0.12	(0.41)	(0.29)	(0.10)	–	(0.10)	10.34	(2.74)		375,280	1.09		0.98		1.14

For the Year Ended October 31, 2012
A	$11.05	$0.03	$(0.31)	$(0.28)	$(0.09)	$–	$(0.09)	$10.68	(2.50)%		$114,692	1.52%		1.17%		0.28%
C	10.96	(0.05)	(0.30)	(0.35)	(0.03)	–	(0.03)	10.58	(3.20)		52,906	2.23		1.91		(0.46)
I	11.09	0.06	(0.31)	(0.25)	(0.12)	–	(0.12)	10.72	(2.26)		75,179	1.22		0.91		0.53
R3	11.04	–	(0.30)	(0.30)	(0.05)	–	(0.05)	10.69	(2.75)		1,964	1.84		1.43		0.01
R4	11.07	0.03	(0.30)	(0.27)	(0.09)	–	(0.09)	10.71	(2.44)		3,135	1.56		1.15		0.30
R5	11.10	0.06	(0.31)	(0.25)	(0.12)	–	(0.12)	10.73	(2.19)		2,062	1.23		0.90		0.54
Y	11.10	0.04	(0.28)	(0.24)	(0.13)	–	(0.13)	10.73	(2.14)		256,693	1.19		0.90		0.38

For the Year Ended October 31, 2011
A	$11.06	$0.09	$0.03	$0.12	$(0.06)	$(0.07)	$(0.13)	$11.05	1.08%		$155,876	1.55%		1.04%		0.82%
C	11.02	0.01	0.05	0.06	(0.05)	(0.07)	(0.12)	10.96	0.46		81,736	2.27		1.76		0.13
I	11.07	0.14	0.02	0.16	(0.07)	(0.07)	(0.14)	11.09	1.41		135,558	1.25		0.74		1.22
R3	11.04	0.06	0.04	0.10	(0.03)	(0.07)	(0.10)	11.04	0.90		2,001	1.87		1.30		0.52
R4	11.06	0.09	0.04	0.13	(0.05)	(0.07)	(0.12)	11.07	1.15		1,846	1.57		1.00		0.81
R5	11.07	0.13	0.04	0.17	(0.07)	(0.07)	(0.14)	11.10	1.49		1,871	1.26		0.70		1.10
Y	11.07	0.12	0.05	0.17	(0.07)	(0.07)	(0.14)	11.10	1.52		70,019	1.16		0.65		1.06

See Portfolio Turnover information on the next page.

37

The Hartford Global Real Asset Fund
Consolidated Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

From May 28, 2010 (commencement of operations), through October 31, 2010
A(F)	$10.00	$0.01	$1.05	$1.06	$–	$–	$–	$11.06	10.60	%(D)	$26,248	1.62	%(E)	0.96	%(E)	0.13	%(E)
C(F)	10.00	(0.03)	1.05	1.02	–	–	–	11.02	10.20	(D)	8,650	2.38	(E)	1.72	(E)	(0.61	)(E)
I(F)	10.00	0.01	1.06	1.07	–	–	–	11.07	10.70	(D)	10,821	1.45	(E)	0.79	(E)	0.33	(E)
R3(F)	10.00	(0.01)	1.05	1.04	–	–	–	11.04	10.40	(D)	2,208	2.01	(E)	1.31	(E)	(0.21	)(E)
R4(F)	10.00	–	1.06	1.06	–	–	–	11.06	10.60	(D)	2,211	1.71	(E)	1.01	(E)	0.09	(E)
R5(F)	10.00	0.02	1.05	1.07	–	–	–	11.07	10.70	(D)	2,214	1.41	(E)	0.71	(E)	0.39	(E)
Y(F)	10.00	0.03	1.04	1.07	–	–	–	11.07	10.70	(D)	11,643	1.32	(E)	0.66	(E)	0.43	(E)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Consolidated Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on May 28, 2010.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	87%
For the Year Ended October 31, 2013	147
For the Year Ended October 31, 2012	167
For the Year Ended October 31, 2011	145
From May 28, 2010 (commencement of operations), through October 31, 2010	20

38

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

39

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

40

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41

The Hartford Global Real Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,042.50	$6.84	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class C	$1,000.00	$1,038.30	$10.61	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class I	$1,000.00	$1,043.30	$5.42	$1,000.00	$1,019.49	$5.36	1.07	181	365
Class R3	$1,000.00	$1,041.30	$8.10	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class R4	$1,000.00	$1,042.60	$6.58	$1,000.00	$1,018.35	$6.51	1.30	181	365
Class R5	$1,000.00	$1,043.60	$5.32	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class Y	$1,000.00	$1,045.10	$5.07	$1,000.00	$1,019.84	$5.01	1.00	181	365

42

The Hartford Global Real Asset Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Natural Resources Risk: Investments in the natural resources sector include liquidity risk and risk of loss if there are adverse developments in the sector.

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Cayman Subsidiary Risk: Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

43

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-GRA14 4/14 113977-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD GROWTH ALLOCATION FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Growth Allocation Fund inception 05/28/2004

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 5/28/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Growth Allocation A#	4.64%	12.78%	14.29%	6.73%
Growth Allocation A##	-1.12%	6.57%	13.01%	6.13%
Growth Allocation B#	4.25%	11.93%	13.39%	6.10%*
Growth Allocation B##	-0.75%	6.93%	13.14%	6.10%*
Growth Allocation C#	4.25%	11.95%	13.46%	5.98%
Growth Allocation C##	3.25%	10.95%	13.46%	5.98%
Growth Allocation I#	4.82%	13.17%	14.69%	7.02%
Growth Allocation R3#	4.51%	12.46%	13.99%	6.48%
Growth Allocation R4#	4.62%	12.79%	14.33%	6.76%
Growth Allocation R5#	4.84%	13.16%	14.68%	6.99%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	4.91%
Growth Allocation Fund Blended Index	4.82%	11.86%	13.95%	7.50%
MSCI All Country World Index	5.54%	14.98%	16.03%	7.86%

†	Not Annualized
▲	Inception: 05/28/2004
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which have different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which have different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Growth Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 20% Barclays U.S. Aggregate Bond Index and 80% MSCI All Country World Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective May 31, 2014, Wellington Management no longer serves as the sub-adviser to the Fund.  In connection with these changes, HFMC has assumed the day-to-day management of the Fund.  Accordingly, the information in this semi-annual report is as of April 30, 2014 and does not reflect these changes.

2

The Hartford Growth Allocation Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Growth Allocation Class A	1.36%	1.36%
Growth Allocation Class B	2.19%	2.19%
Growth Allocation Class C	2.09%	2.09%
Growth Allocation Class I	1.04%	1.04%
Growth Allocation Class R3	1.65%	1.65%
Growth Allocation Class R4	1.35%	1.35%
Growth Allocation Class R5	1.05%	1.05%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Growth Allocation Fund returned 4.64%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s blended benchmark, (80% MSCI All Country World Index and 20% Barclays U.S. Aggregate Bond Index), which returned 4.82% for the same period. In comparison, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 5.54% and 1.74%, respectively, for the same period. The Fund also underperformed the 5.03% average return for the Lipper Mixed-Asset Target Growth Funds category, a group of funds with equity weights of 60%-80%.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as emerging market concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and emerging market currency performance was mixed versus the U.S. Dollar.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. The aforementioned geopolitical tensions, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries could not derail the five-year-old stock rally. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock / bond mix of the Fund was approximately 80% equities and 20% fixed income during the period, in line with the Fund’s blended benchmark. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the

3

The Hartford Growth Allocation Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

underlying funds. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation detracted from performance relative to the Fund’s benchmark during the period. Exposure to emerging market equities, large cap non-U.S. equities, and alternative strategies detracted from relative performance. This was partially offset by exposure to small-cap international equities and large cap U.S. equities which contributed on a relative basis.

In aggregate, performance from the underlying funds (net of fees) contributed to performance relative to the Fund’s blended benchmark. Strong performance relative to the Fund’s blended benchmark in The Hartford Dividend and Growth, The Hartford International Opportunities, and The Hartford Emerging Market Research Funds more than offset weak results relative to the Fund’s blended benchmark from The Hartford Capital Appreciation and The Hartford International Small Company Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. The Fund ended the period with an overweight to international equities and an underweight to both large cap U.S. equities and fixed income relative to the Fund’s blended benchmark.

Composition by Investments
as of April 30, 2014
Fund Name	Percentage of Net Assets
Hartford Real Total Return Fund	6.6%
Powershares DB Commodity Index Tracking Fund	3.0
The Hartford Alternative Strategies Fund	3.4
The Hartford Capital Appreciation Fund	12.5
The Hartford Dividend and Growth Fund	21.1
The Hartford Emerging Markets Research Fund	9.9
The Hartford International Opportunities Fund	21.1
The Hartford International Small Company Fund	7.5
The Hartford MidCap Value Fund	4.0
The Hartford Small Company Fund	3.9
The Hartford Strategic Income Fund	7.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Growth Allocation Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 97.0%
Alternative Strategy Funds - 10.0%
5,955	Hartford Real Total Return Fund●		$62,471
3,185	The Hartford Alternative Strategies Fund		32,169
			94,640
	Total Alternative Strategy Funds
	(Cost $94,360)		$94,640

Domestic Equity Funds - 41.5%
2,317	The Hartford Capital Appreciation Fund		$118,026
7,626	The Hartford Dividend and Growth Fund		199,649
2,178	The Hartford MidCap Value Fund●		37,672
1,442	The Hartford Small Company Fund●		37,302
			392,649
	Total Domestic Equity Funds
	(Cost $290,034)		$392,649

International/Global Equity Funds - 38.5%
10,472	The Hartford Emerging Markets Research Fund		$93,511
11,075	The Hartford International Opportunities Fund		199,682
3,871	The Hartford International Small Company Fund		70,845
			364,038
	Total International/Global Equity Funds
	(Cost $299,086)		$364,038

Taxable Fixed Income Funds - 7.0%
7,142	The Hartford Strategic Income Fund		$66,347

	Total Taxable Fixed Income Fund
	(Cost $66,357)		$66,347

	Total Investments in Affiliated Investment Companies
	(Cost $749,837)		$917,674

Exchange Traded Funds - 3.0%
1,070	Powershares DB Commodity Index Tracking Fund ●		$28,259

	Total Exchange Traded Funds
	(Cost $25,072)		$28,259

	Total Long-Term Investments
	(Cost $774,909)		$945,933

	Total Investments
	(Cost $774,909) ▲	100.0%	$945,933
	Other Assets and Liabilities	—%	(325)
	Total Net Assets	100.0%	$945,608

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Allocation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $782,259 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$164,192
Unrealized Depreciation	(518)
Net Unrealized Appreciation	$163,674

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$917,674	$917,674	$–	$–
Exchange Traded Funds	28,259	28,259	–	–
Total	$945,933	$945,933	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Allocation Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $25,072)	$28,259
Investments in affiliated investment companies, at market value (cost $749,837)	917,674
Receivables:
Investment securities sold	626
Fund shares sold	582
Dividends and interest	—
Other assets	89
Total assets	947,230
Liabilities:
Payables:
Investment securities purchased	237
Fund shares redeemed	1,124
Investment management fees	20
Administrative fees	1
Distribution fees	72
Accrued expenses	168
Total liabilities	1,622
Net assets	$945,608
Summary of Net Assets:
Capital stock and paid-in-capital	$754,028
Undistributed net investment income	636
Accumulated net realized gain	19,920
Unrealized appreciation of investments	171,024
Net assets	$945,608

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.85/$15.71
Shares outstanding	42,439
Net assets	$630,324
Class B: Net asset value per share	$14.73
Shares outstanding	3,417
Net assets	$50,321
Class C: Net asset value per share	$14.71
Shares outstanding	14,670
Net assets	$215,856
Class I: Net asset value per share	$14.79
Shares outstanding	348
Net assets	$5,143
Class R3: Net asset value per share	$14.61
Shares outstanding	1,363
Net assets	$19,908
Class R4: Net asset value per share	$14.79
Shares outstanding	1,163
Net assets	$17,197
Class R5: Net asset value per share	$14.86
Shares outstanding	462
Net assets	$6,859

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$8,024
Total investment income	8,024

Expenses:
Investment management fees	590
Administrative services fees
Class R3	20
Class R4	13
Class R5	3
Transfer agent fees
Class A	452
Class B	73
Class C	141
Class I	2
Class R3	—
Class R4	—
Class R5	—
Distribution fees
Class A	767
Class B	292
Class C	1,063
Class R3	50
Class R4	22
Custodian fees	—
Accounting services fees	56
Registration and filing fees	54
Board of Directors' fees	11
Audit fees	8
Other expenses	69
Total expenses	3,686
Net Investment Income	4,338
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	30,537
Net realized gain on investments in affiliated investment companies	16,834
Net realized gain on investments	457
Net Realized Gain on Investments	47,828
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(10,863)
Net unrealized appreciation of investments	297
Net Changes in Unrealized Depreciation of Investments	(10,566)
Net Gain on Investments	37,262
Net Increase in Net Assets Resulting from Operations	$41,600

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$4,338	$6,716
Net realized gain on investments	47,828	38,797
Net unrealized appreciation (depreciation) of investments	(10,566)	113,821
Net Increase in Net Assets Resulting from Operations	41,600	159,334
Distributions to Shareholders:
From net investment income
Class A	(3,439)	(13,888)
Class B	—	(1,527)
Class C	—	(3,957)
Class I	(42)	(101)
Class R3	(60)	(442)
Class R4	(106)	(372)
Class R5	(55)	(214)
Total distributions	(3,702)	(20,501)
Capital Share Transactions:
Class A	(4,240)	1,554
Class B	(16,729)	(36,922)
Class C	(5,753)	(15,858)
Class I	308	735
Class R3	(362)	(913)
Class R4	(722)	(2,471)
Class R5	31	(2,427)
Net decrease from capital share transactions	(27,467)	(56,302)
Net Increase in Net Assets	10,431	82,531
Net Assets:
Beginning of period	935,177	852,646
End of period	$945,608	$935,177
Undistributed (distribution in excess of) net investment income	$636	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Growth Allocation Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Growth Allocation Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

11

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

12

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

13

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$15,254	$4,641
Long-Term Capital Gains ‡	5,247	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Accumulated Capital Losses*	$(20,558)
Unrealized Appreciation†	174,240
Total Accumulated Earnings	$153,682

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$15,181
Accumulated Net Realized Gain (Loss)	(9,751)
Capital Stock and Paid-in-Capital	(5,430)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$9,980
2017	10,578
Total	$20,558

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $28,568 of prior year capital loss carryforwards.

14

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%

15

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $910 and contingent deferred sales charges of $14 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$161,252	$—	$161,252
Sales Proceeds	157,575	—	157,575

16

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,098	231	(3,630)	(301)	6,980	1,117	(7,971)	126
Amount	$45,205	$3,397	$(52,842)	$(4,240)	$91,350	$13,701	$(103,497)	$1,554
Class B
Shares	18	—	(1,171)	(1,153)	121	121	(3,084)	(2,842)
Amount	$261	$—	$(16,990)	$(16,729)	$1,568	$1,478	$(39,968)	$(36,922)
Class C
Shares	746	—	(1,146)	(400)	1,464	304	(2,982)	(1,214)
Amount	$10,768	$—	$(16,521)	$(5,753)	$18,948	$3,706	$(38,512)	$(15,858)
Class I
Shares	75	2	(56)	21	140	8	(89)	59
Amount	$1,088	$36	$(816)	$308	$1,820	$88	$(1,173)	$735
Class R3
Shares	145	4	(173)	(24)	310	36	(417)	(71)
Amount	$2,064	$60	$(2,486)	$(362)	$3,991	$442	$(5,346)	$(913)
Class R4
Shares	142	7	(197)	(48)	357	30	(600)	(213)
Amount	$2,037	$104	$(2,863)	$(722)	$4,714	$366	$(7,551)	$(2,471)
Class R5
Shares	26	4	(28)	2	99	17	(307)	(191)
Amount	$384	$55	$(408)	$31	$1,288	$214	$(3,929)	$(2,427)
Total
Shares	4,250	248	(6,401)	(1,903)	9,471	1,633	(15,450)	(4,346)
Amount	$61,807	$3,652	$(92,926)	$(27,467)	$123,679	$19,995	$(199,976)	$(56,302)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	340	$4,991
For the Year Ended October 31, 2013	646	$8,466

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed

17

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

The Fund solicited proxies from shareholders seeking approval on the following matters to be voted upon at a special meeting of shareholders of the Fund held on April 4, 2014 (“Shareholder Meeting”): (1) ratification and approval of the sub-advisory agreement between HFMC and Wellington Management; (2) approval of the retention of fees paid and the payment of fees payable to Wellington Management for its sub-advisory services to the Fund by Hartford Investment Financial Services, LLC, the Fund’s former investment manager, and HFMC (as applicable); and (3) authorization of HFMC to select and contract with sub-advisers not affiliated with HFMC or the Fund (other than by reason of serving as a sub-adviser to one or more Hartford-sponsored mutual funds) and to materially amend sub-advisory agreements without obtaining shareholder approval.

A shareholder vote has not been taken on any of the aforementioned matters, due to the failure to obtain the votes necessary to achieve a quorum at the Shareholder Meeting and at subsequent adjourned meetings.

Effective May 31, 2014, Wellington Management no longer serves as the sub-adviser to the Fund. In connection with these changes, HFMC has assumed the day-to-day management of the Fund. Accordingly, the information in this semi-annual report is as of April 30, 2014 and does not reflect these changes.

18

The Hartford Growth Allocation Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$14.27	$0.08	$0.58	$0.66	$(0.08)	$–	$(0.08)	$14.85	4.64	%(E)	$630,324	0.57	%(F)	0.57	%(F)	1.15	%(F)
B	14.13	0.03	0.57	0.60	–	–	–	14.73	4.25	(E)	50,321	1.42	(F)	1.42	(F)	0.36	(F)
C	14.11	0.03	0.57	0.60	–	–	–	14.71	4.25	(E)	215,856	1.30	(F)	1.30	(F)	0.42	(F)
I	14.23	0.10	0.59	0.69	(0.13)	–	(0.13)	14.79	4.82	(E)	5,143	0.25	(F)	0.25	(F)	1.43	(F)
R3	14.02	0.06	0.57	0.63	(0.04)	–	(0.04)	14.61	4.51	(E)	19,908	0.87	(F)	0.87	(F)	0.85	(F)
R4	14.22	0.08	0.58	0.66	(0.09)	–	(0.09)	14.79	4.62	(E)	17,197	0.57	(F)	0.57	(F)	1.16	(F)
R5	14.29	0.10	0.59	0.69	(0.12)	–	(0.12)	14.86	4.84	(E)	6,859	0.27	(F)	0.27	(F)	1.44	(F)

For the Year Ended October 31, 2013
A	$12.21	$0.13	$2.26	$2.39	$(0.33)	$–	$(0.33)	$14.27	20.02%		$610,007	0.59%		0.59%		0.97%
B	12.09	0.04	2.22	2.26	(0.22)	–	(0.22)	14.13	19.00		64,592	1.42		1.42		0.35
C	12.08	0.04	2.24	2.28	(0.25)	–	(0.25)	14.11	19.17		212,687	1.32		1.32		0.28
I	12.17	0.15	2.28	2.43	(0.37)	–	(0.37)	14.23	20.46		4,648	0.27		0.27		1.18
R3	12.01	0.09	2.23	2.32	(0.31)	–	(0.31)	14.02	19.71		19,453	0.88		0.88		0.71
R4	12.15	0.14	2.25	2.39	(0.32)	–	(0.32)	14.22	20.11		17,221	0.58		0.58		1.07
R5	12.22	0.19	2.25	2.44	(0.37)	–	(0.37)	14.29	20.44		6,569	0.28		0.28		1.48

For the Year Ended October 31, 2012
A	$11.24	$0.07	$1.01	$1.08	$(0.11)	$–	$(0.11)	$12.21	9.75%		$520,278	0.61%		0.61%		0.58%
B	11.11	(0.02)	1.01	0.99	(0.01)	–	(0.01)	12.09	8.93		89,586	1.41		1.41		(0.20)
C	11.11	(0.02)	1.01	0.99	(0.02)	–	(0.02)	12.08	8.97		196,748	1.34		1.34		(0.15)
I	11.21	0.11	1.00	1.11	(0.15)	–	(0.15)	12.17	10.08		3,268	0.29		0.29		0.91
R3	11.07	0.02	1.01	1.03	(0.09)	–	(0.09)	12.01	9.43		17,513	0.89		0.89		0.21
R4	11.18	0.07	1.02	1.09	(0.12)	–	(0.12)	12.15	9.83		17,299	0.59		0.59		0.60
R5	11.25	0.10	1.02	1.12	(0.15)	–	(0.15)	12.22	10.11		7,954	0.29		0.29		0.82

For the Year Ended October 31, 2011 (G)
A	$11.01	$0.06	$0.24	$0.30	$(0.07)	$–	$(0.07)	$11.24	2.72%		$394,691	0.59%		0.59%		0.54%
B	10.90	(0.03)	0.24	0.21	–	–	–	11.11	1.93		79,711	1.38		1.38		(0.25)
C	10.89	(0.02)	0.24	0.22	–	–	–	11.11	2.02		156,463	1.33		1.33		(0.19)
I	10.97	0.10	0.25	0.35	(0.11)	–	(0.11)	11.21	3.15		2,455	0.26		0.26		0.86
R3	10.87	0.04	0.23	0.27	(0.07)	–	(0.07)	11.07	2.48		9,689	0.89		0.89		0.24
R4	10.95	0.07	0.23	0.30	(0.07)	–	(0.07)	11.18	2.74		14,605	0.59		0.59		0.55
R5	11.02	0.10	0.23	0.33	(0.10)	–	(0.10)	11.25	3.02		4,457	0.29		0.29		0.86

See Portfolio Turnover information on the next page.

19

The Hartford Growth Allocation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2010
A	$9.58	$0.07	$1.42	$1.49	$(0.06)	$–	$(0.06)	$11.01	15.60%	$405,386	0.61%	0.61%	0.67%
B	9.50	(0.01)	1.41	1.40	–	–	–	10.90	14.74	93,002	1.41	1.41	(0.13)
C	9.49	(0.01)	1.41	1.40	–	–	–	10.89	14.75	167,745	1.34	1.34	(0.07)
I	9.55	0.10	1.42	1.52	(0.10)	–	(0.10)	10.97	15.96	3,005	0.27	0.27	1.02
R3	9.50	0.03	1.41	1.44	(0.07)	–	(0.07)	10.87	15.21	6,314	0.90	0.90	0.35
R4	9.53	0.07	1.42	1.49	(0.07)	–	(0.07)	10.95	15.67	13,734	0.59	0.59	0.66
R5	9.58	0.10	1.43	1.53	(0.09)	–	(0.09)	11.02	16.06	4,838	0.29	0.29	0.98

For the Year Ended October 31, 2009
A	$8.58	$0.12	$1.24	$1.36	$(0.17)	$(0.19)	$(0.36)	$9.58	17.06%	$366,509	0.68%	0.68%	1.45%
B	8.48	0.06	1.23	1.29	(0.08)	(0.19)	(0.27)	9.50	16.13	95,176	1.51	1.44	0.70
C	8.48	0.06	1.23	1.29	(0.09)	(0.19)	(0.28)	9.49	16.10	160,530	1.43	1.43	0.72
I	8.57	0.14	1.25	1.39	(0.22)	(0.19)	(0.41)	9.55	17.47	2,335	0.28	0.28	1.70
R3	8.51	0.03	1.30	1.33	(0.15)	(0.19)	(0.34)	9.50	16.76	1,081	1.00	1.00	0.35
R4	8.56	0.10	1.25	1.35	(0.19)	(0.19)	(0.38)	9.53	16.96	10,597	0.61	0.61	1.22
R5	8.60	0.13	1.25	1.38	(0.21)	(0.19)	(0.40)	9.58	17.38	5,040	0.31	0.31	1.62

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	17%
For the Year Ended October 31, 2013	20
For the Year Ended October 31, 2012	95(A)
For the Year Ended October 31, 2011	36
For the Year Ended October 31, 2010	23
For the Year Ended October 31, 2009	7

(A)	During the year ended October 31, 2012, the Fund incurred $36.1 million in sales of securities held associated with the transition of assets from The Hartford Equity Growth Allocation Fund, which merged into the Fund on May 25, 2012. These sales are excluded from the portfolio turnover calculation.

20

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,046.40	$2.87	$1,000.00	$1,021.98	$2.84	0.57%	181	365
Class B	$1,000.00	$1,042.50	$7.19	$1,000.00	$1,017.75	$7.11	1.42	181	365
Class C	$1,000.00	$1,042.50	$6.59	$1,000.00	$1,018.34	$6.52	1.30	181	365
Class I	$1,000.00	$1,048.20	$1.26	$1,000.00	$1,023.56	$1.25	0.25	181	365
Class R3	$1,000.00	$1,045.10	$4.43	$1,000.00	$1,020.47	$4.37	0.87	181	365
Class R4	$1,000.00	$1,046.20	$2.90	$1,000.00	$1,021.96	$2.86	0.57	181	365
Class R5	$1,000.00	$1,048.40	$1.37	$1,000.00	$1,023.45	$1.36	0.27	181	365

24

The Hartford Growth Allocation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

25

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

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Application means your request for our product or service.

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such as:

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Personal Information means information that identifies

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It includes:

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Transaction means your business dealings with us,

such as:

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-GA14 4/14 113981-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD HEALTHCARE FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Healthcare Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Healthcare Fund inception 05/01/2000
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Healthcare A#	12.16%	29.31%	23.05%	10.43%
Healthcare A##	5.99%	22.19%	21.67%	9.80%
Healthcare B#	11.66%	28.20%	22.09%	9.76%*
Healthcare B##	6.66%	23.20%	21.91%	9.76%*
Healthcare C#	11.75%	28.36%	22.21%	9.64%
Healthcare C##	10.75%	27.36%	22.21%	9.64%
Healthcare I#	12.31%	29.72%	23.44%	10.71%
Healthcare R3#	12.01%	28.98%	22.80%	10.37%
Healthcare R4#	12.15%	29.36%	23.19%	10.65%
Healthcare R5#	12.29%	29.68%	23.54%	10.90%
Healthcare Y#	12.39%	29.85%	23.65%	10.96%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%
S&P North American Health Care Sector Index	10.69%	25.53%	22.76%	9.94%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Healthcare Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Healthcare Class A	1.40%	1.40%
Healthcare Class B	2.26%	2.29%
Healthcare Class C	2.11%	2.11%
Healthcare Class I	1.08%	1.08%
Healthcare Class R3	1.65%	1.66%
Healthcare Class R4	1.35%	1.36%
Healthcare Class R5	1.05%	1.08%
Healthcare Class Y	0.96%	0.96%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Jean M. Hynes, CFA	Ann C. Gallo	Kirk J. Mayer, CFA	Robert L. Deresiewicz
Senior Vice President and	Senior Vice President and	Senior Vice President and	Senior Vice President and
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

How did the Fund perform?

The Class A shares of The Hartford Healthcare Fund returned 12.16%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmarks, the S&P 500 Index and the S&P North American Health Care Sector Index, which returned 8.36% and 10.69%, respectively, for the same period. The Fund also outperformed the 11.82% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Healthcare stocks (+11%) outperformed both the broader U.S. market (+8%) and the global equity market (+7%) during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI World Indices respectively. Within the S&P North American Health Care Sector Index, all three sub-sectors posted positive returns. Biopharma returns outperformed across the market-cap spectrum; small cap biopharma returned 18% and large-cap and mid cap biopharma returned 13%, while health services (+7) and medical technology (+7%) lagged the broader health care index.

The Fund outperformed its benchmarks primarily due to strong security selection. Positive stock selection in mid-cap biopharma names and health care services were the primary drivers of the Fund’s relative outperformance during the period. An underweight to large-cap biopharma names and modest cash position detracted from relative results during the period.

Holdings of Forest Labs (pharma, biotech, & life sciences), AstraZeneca (pharma, biotech, & life sciences), and having no exposure to Pfizer (pharma, biotech, & life sciences) contributed most to results relative to the S&P North American Health Care Sector Index. Shares of Forest Labs, a U.S.-based pharmaceutical company, soared on news the company was being acquired by Actavis for $25 billion. Shares of AstraZeneca, a UK-based multinational pharmaceutical company, outperformed on news Pfizer had offered to acquire the company at a price that AstraZeneca indicated materially undervalued the company’s future prospects. Top contributors to absolute performance during the period also included Alkermes (pharma, biotech, & life sciences) and Gilead Sciences (specialty pharmaceuticals).

Merck (major pharmaceuticals), Allergan (pharma, biotech, & life sciences and TESARO (pharma, biotech, & life sciences) were the top detractors from performance relative to the S&P North American Health Care Sector Index. Shares of U.S.-based global pharmaceutical leader Merck rose during the period due to improved investor sentiment regarding the firm’s large opportunity with its immuno-oncology program. Our relative underweight position in the company detracted from returns relative to the S&P North American Health Care Sector Index during the period. Shares of Allergan, a specialty pharmaceutical company, rose during the period due to promising drugs in the company’s pipeline. Not owning the strong performing S&P North American Health Care Sector Index-constituent weighed on relative returns. Shares of TESARO, a U.S.-based biopharmaceutical company, pulled back as a result of general weakness across the biopharma sector, which intensified starting in mid-March.Top detractors from absolute performance during the period also included Shionogi (pharma, biotech, & life sciences) and Express Scripts (health care equipment & services).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The last 6 weeks of the period witnessed a rotation by the market away from small- and mid-cap biotech. In light of the strong performance of biotech over the past two years, some degree of

3

The Hartford Healthcare Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

correction was expected and we think this rotation is not surprising. We continue to find attractive investments within the biopharma sector as a whole, across geographies and market cap and believe the recent correction has reversed any over-valuation in the market. The sector should continue to be driven by biopharmaceutical innovation that is occurring at an accelerating pace and by a supportive FDA posture that is leading to more timely drug approvals. Combined with cost management, growth from emerging markets and ancillary businesses, such as animal health and OTC, the industry should provide growth throughout this decade.

Within medical technology, we continue to look for companies with what we consider to be underappreciated franchises or promising R&D projects. We believe that cardiovascular disease represents one of the strongest areas for growth, with a large, under-penetrated market particularly for atrial fibrillation procedures. We believe that longer-term prospects for the industry remain solid, as procedure volumes return to normal after the slowdown in 2010 - 2011 and emerging markets become more significant growth drivers.

From a healthcare services standpoint, we continue to be excited about the favorable backdrop we are seeing within the pharmaceutical supply chain driven by global consolidation, accelerating Affordable Care Act (ACA)-driven demand and a very favorable pricing environment for both branded and generic drugs.

Despite the rocky start of the ACA’s commercial exchange open enrollment period there are now eight million people enrolled. This and the related surge in Medicaid enrollment should create a favorable backdrop for volume growth throughout the healthcare sector in the second half of 2014. While we believe that hospital operators will be the primary beneficiaries of ACA-driven volume growth, a number of our other healthcare services holdings such as emergency department operators and Medicaid/Medicare healthplan operators will likely benefit as well.

We continue to maintain sizable exposure to clinical research organizations that are benefiting from the ongoing efforts of biopharma companies to optimize R&D productivity. Additionally, in the coming years we expect these companies to enjoy the fruits of the very strong biopharma financing (IPO) environment experienced during the last year and a half.

Looking ahead, the bar has been raised for companies seeking reimbursement for health care products and services in the U.S. and across the globe. We believe that, going forward, success will accrue only to those companies able to offer a demonstrable improvement over current standards of care, or alternatively, to those companies able to offer an equivalent level of care but at lower cost. This is one of the key tenets upon which we have structured our portfolio.

Diversification by Sector
as of April 30, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	3.3%
Health Care	91.4
Industrials	0.9
Information Technology	0.2
Total	95.8%
Short-Term Investments	4.5
Other Assets and Liabilities	(0.3)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Healthcare Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.8%
	Biotechnology - 21.5%
60	Acorda Therapeutics, Inc. ●	$2,127
385	Alkermes plc ●	17,806
118	Alnylam Pharmaceuticals, Inc. ●	5,820
380	Anacor Pharmaceuticals, Inc. ●	6,255
1,131	Arena Pharmaceuticals, Inc. ●	7,238
594	BioCryst Pharmaceuticals, Inc. ●	5,107
22	Biogen Idec, Inc. ●	6,349
68	Cubist Pharmaceuticals, Inc. ●	4,733
749	Exelixis, Inc. ●	2,652
585	Gilead Sciences, Inc. ●	45,906
285	Glycomimetics, Inc. ●	3,783
145	Incyte Corp. ●	7,029
123	Innate Pharma S.A. ●	1,044
281	Ironwood Pharmaceuticals, Inc. ●	3,100
430	NPS Pharmaceuticals, Inc. ●	11,435
82	PTC Therapeutics, Inc. ●	1,598
24	Puma Biotechnology, Inc. ●	1,819
73	Regeneron Pharmaceuticals, Inc. ●	21,596
624	Rigel Pharmaceuticals, Inc. ●	1,998
103	Seattle Genetics, Inc. ●	3,982
208	Tesaro, Inc. ●	5,196
254	Tetraphase Pharmaceuticals, Inc. ●	2,731
53	Trevana, Inc. ●	267
4	Ultragenyx Pharmaceutical, Inc. ●	155
4	Versartis, Inc. ●	128
80	Vertex Pharmaceuticals, Inc. ●	5,401
		175,255
	Drug Retail - 3.3%
198	CVS Caremark Corp.	14,369
179	Walgreen Co.	12,133
		26,502
	Health Care Distributors - 5.3%
224	Cardinal Health, Inc.	15,576
162	McKesson Corp.	27,326
		42,902
	Health Care Equipment - 18.2%
349	Abbott Laboratories	13,532
1,105	Boston Scientific Corp. ●	13,934
365	Covidien plc	26,013
299	Globus Medical, Inc. ●	7,312
72	Heartware International, Inc. ●	6,085
106	Hologic, Inc. ●	2,231
369	Medtronic, Inc.	21,722
152	Orthofix International N.V. ●	4,584
255	St. Jude Medical, Inc.	16,198
155	Stryker Corp.	12,082
337	Tornier N.V. ●	5,722
249	TriVascular Techonologies, Inc. ●	3,488
237	Volcano Corp. ●	4,163
115	Zimmer Holdings, Inc.	11,104
		148,170
	Health Care Facilities - 4.3%
81	Acadia Healthcare Co., Inc. ●	3,400
95	Community Health Systems, Inc. ●	3,584
323	HCA Holdings, Inc. ●	16,802
586	NMC Health plc	4,352
2,313	Phoenix Healthcare Group Co., Ltd. ●	3,436
46	Universal Health Services, Inc. Class B	3,795
		35,369
	Health Care Services - 3.5%
239	Al Noor Hospitals Group	4,022
279	Envision Healthcare Holdings ●	9,411
220	Express Scripts Holding Co. ●	14,647
17	iKang Healthcare Group, Inc. ●	239
		28,319
	Health Care Supplies - 0.7%
135	Dentsply International, Inc.	6,006

	Health Care Technology - 0.9%
233	Allscripts Healthcare Solutions, Inc. ●	3,542
157	IMS Health Holdings, Inc. ●	3,734
		7,276
	Internet Software and Services - 0.2%
118	Everyday Health, Inc. ●	1,658

	Life Sciences Tools and Services - 1.8%
125	Agilent Technologies, Inc.	6,749
40	Covance, Inc. ●	3,558
51	MorphoSys AG ●	4,400
		14,707
	Managed Health Care - 5.7%
250	Aetna, Inc.	17,855
184	Qualicorp S.A. ●	1,804
363	UnitedHealth Group, Inc.	27,236
		46,895
	Pharmaceuticals - 29.5%
92	Actavis plc ●	18,729
243	Aerie Pharmaceuticals, Inc. ●	3,813
98	Almirall S.A.	1,639
233	AstraZeneca plc ADR	18,442
906	Bristol-Myers Squibb Co.	45,402
334	Daiichi Sankyo Co., Ltd.	5,599
92	Dr. Reddy's Laboratories Ltd. ADR	4,145
133	Eisai Co., Ltd.	5,117
252	Eli Lilly & Co.	14,864
335	Forest Laboratories, Inc. ●	30,834
60	H. Lundbeck A/S	1,758
94	Hospira, Inc. ●	4,319
78	Johnson & Johnson	7,880
229	Medicines Co. ●	6,086
229	MediWound Ltd. ●	2,350
267	Merck & Co., Inc.	15,653
260	Mylan, Inc. ●	13,184
38	Ono Pharmaceutical Co., Ltd.	3,014
24	Salix Pharmaceuticals Ltd. ●	2,618
505	Shionogi & Co., Ltd.	8,859
277	Teva Pharmaceutical Industries Ltd. ADR	13,515
114	UCB S.A.	9,378
305	Xenoport, Inc. ●	1,237
86	Zoetis, Inc.	2,608
		241,043
	Research and Consulting Services - 0.9%
154	Quintiles Transnational Holdings ●	7,263

	Total Common Stocks
	(Cost $549,005)	$781,365

	Total Long-Term Investments
	(Cost $549,005)	$781,365

The accompanying notes are an integral part of these financial statements.

5

The Hartford Healthcare Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Short-Term Investments - 4.5%
	Repurchase Agreements - 4.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,608, collateralized by GNMA 4.00%, 2044, value of $1,640)
$1,608	0.05%, 4/30/2014		$1,608
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$7,984, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$8,143)
7,984	0.04%, 4/30/2014		7,984
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,825, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $2,881)
2,825	0.04%, 4/30/2014		2,825
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $6,995, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $7,135)
6,995	0.04%, 4/30/2014		6,995
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $4,253, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $4,338)
4,252	0.05%, 4/30/2014		4,252
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $3,497, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $3,567)
3,497	0.04%, 4/30/2014		3,497
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$9,715, collateralized by FHLMC 3.50% - 4.00%,
2026 - 2042, FNMA 3.00% - 5.00%, 2025 -
2043, U.S. Treasury Note 3.13%, 2017, value of
	$9,909)
9,715	0.05%, 4/30/2014		9,715
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $49, collateralized by U.S. Treasury Note 2.13%, 2015, value of $50)
49	0.04%, 4/30/2014		49
			36,925
	Total Short-Term Investments
	(Cost $36,925)		$36,925

	Total Investments
	(Cost $585,930) ▲	100.3%	$818,290
	Other Assets and Liabilities	(0.3)%	(2,049)
	Total Net Assets	100.0%	$816,241

The accompanying notes are an integral part of these financial statements.

6

The Hartford Healthcare Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $591,558 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$246,335
Unrealized Depreciation	(19,603)
Net Unrealized Appreciation	$226,732

●	Non-income producing.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
GBP	Sell	05/01/2014	BCLY	$76	$77	$–	$(1)
GBP	Sell	05/06/2014	BCLY	28	28	–	–
GBP	Sell	05/02/2014	SSG	41	41	–	–
JPY	Sell	06/20/2014	DEUT	11,627	11,545	82	–
Total						$82	$(1)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
DEUT	Deutsche Bank Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Healthcare Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$781,365	$738,165	$43,200	$–
Short-Term Investments	36,925	–	36,925	–
Total	$818,290	$738,165	$80,125	$–
Foreign Currency Contracts *	$82	$–	$82	$–
Total	$82	$–	$82	$–
Liabilities:
Foreign Currency Contracts *	$1	$–	$1	$–
Total	$1	$–	$1	$–

♦	For the six-month period ended April 30, 2014, investments valued at $1,243 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Healthcare Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $585,930)	$818,290
Cash	1
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	82
Receivables:
Investment securities sold	1,866
Fund shares sold	1,472
Dividends and interest	1,104
Other assets	105
Total assets	822,920
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Payables:
Investment securities purchased	5,554
Fund shares redeemed	846
Investment management fees	117
Administrative fees	1
Distribution fees	49
Accrued expenses	111
Total liabilities	6,679
Net assets	$816,241
Summary of Net Assets:
Capital stock and paid-in-capital	$563,060
Distributions in excess of net investment income	(3,816)
Accumulated net realized gain	24,547
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	232,450
Net assets	$816,241

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$31.46/$33.29
Shares outstanding	15,607
Net assets	$490,965
Class B: Net asset value per share	$27.78
Shares outstanding	478
Net assets	$13,268
Class C: Net asset value per share	$27.97
Shares outstanding	5,191
Net assets	$145,199
Class I: Net asset value per share	$32.30
Shares outstanding	3,282
Net assets	$106,009
Class R3: Net asset value per share	$32.36
Shares outstanding	989
Net assets	$31,996
Class R4: Net asset value per share	$33.22
Shares outstanding	653
Net assets	$21,706
Class R5: Net asset value per share	$33.99
Shares outstanding	43
Net assets	$1,470
Class Y: Net asset value per share	$34.19
Shares outstanding	165
Net assets	$5,628

The accompanying notes are an integral part of these financial statements.

9

The Hartford Healthcare Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,069
Interest	6
Less: Foreign tax withheld	(120)
Total investment income	3,955

Expenses:
Investment management fees	3,390
Administrative services fees
Class R3	30
Class R4	16
Class R5	1
Transfer agent fees
Class A	343
Class B	20
Class C	80
Class I	50
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	584
Class B	73
Class C	671
Class R3	74
Class R4	26
Custodian fees	4
Accounting services fees	54
Registration and filing fees	60
Board of Directors' fees	8
Audit fees	7
Other expenses	48
Total expenses (before waivers and fees paid indirectly)	5,540
Expense waivers	—
Commission recapture	(10)
Total waivers and fees paid indirectly	(10)
Total expenses, net	5,530
Net Investment Loss	(1,575)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	41,359
Net realized gain on foreign currency contracts	429
Net realized loss on other foreign currency transactions	(7)
Net Realized Gain on Investments and Foreign Currency Transactions	41,781
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	40,459
Net unrealized appreciation of foreign currency contracts	6
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	40,467
Net Gain on Investments and Foreign Currency Transactions	82,248
Net Increase in Net Assets Resulting from Operations	$80,673

The accompanying notes are an integral part of these financial statements.

10

The Hartford Healthcare Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment loss	$(1,575)	$(1,920)
Net realized gain on investments and foreign currency transactions	41,781	41,957
Net unrealized appreciation of investments and foreign currency transactions	40,467	134,236
Net Increase in Net Assets Resulting from Operations	80,673	174,273
Capital Share Transactions:
Class A	25,785	28,527
Class B	(3,158)	(3,981)
Class C	15,046	13,332
Class I	17,235	22,756
Class R3	4,092	6,671
Class R4	1,686	1,020
Class R5	53	(1,729)
Class Y	1,109	(457)
Net increase from capital share transactions	61,848	66,139
Net Increase in Net Assets	142,521	240,412
Net Assets:
Beginning of period	673,720	433,308
End of period	$816,241	$673,720
Undistributed (distribution in excess of) net investment income	$(3,816)	$(2,241)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Healthcare Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Healthcare Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

12

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

13

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating

14

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

15

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$82	$—	$—	$—	$—	$82
Total	$—	$82	$—	$—	$—	$—	$82

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$429	$—	$—	$—	$—	$429
Total	$—	$429	$—	$—	$—	$—	$429

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$6	$—	$—	$—	$—	$6
Total	$—	$6	$—	$—	$—	$—	$6

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

16

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Unrealized appreciation on foreign currency contracts	$82	$—	$—	$—	$82
Total subject to a master netting or similar arrangement	$82	$—	$—	$—	$82

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2013, are as follows:

Amount
Accumulated Capital Losses*	$(13,772)
Unrealized Appreciation†	186,280
Total Accumulated Earnings	$172,508

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(42)
Accumulated Net Realized Gain (Loss)	42

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$12,172
Total	$12,172

During the year ended October 31, 2013, the Fund utilized $41,704 of prior year capital loss carryforwards.

As of October 31, 2013, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$1,600

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to

18

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

19

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.32%
Class B	2.20
Class C	2.04
Class I	1.03
Class R3	1.63
Class R4	1.33
Class R5	1.05
Class Y	0.93

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $1,195 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

20

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$159,866	$—	$159,866
Sales Proceeds	108,848	—	108,848

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	2,196	—	(1,397)	799	3,668	—	(2,623)	1,045
Amount	$68,937	$—	$(43,152)	$25,785	$90,251	$—	$(61,724)	$28,527
Class B
Shares	10	—	(123)	(113)	27	—	(215)	(188)
Amount	$286	$—	$(3,444)	$(3,158)	$562	$—	$(4,543)	$(3,981)
Class C
Shares	778	—	(247)	531	1,164	—	(584)	580
Amount	$21,919	$—	$(6,873)	$15,046	$25,634	$—	$(12,302)	$13,332
Class I
Shares	851	—	(316)	535	1,338	—	(450)	888
Amount	$27,290	$—	$(10,055)	$17,235	$33,867	$—	$(11,111)	$22,756
Class R3
Shares	261	—	(134)	127	492	—	(233)	259
Amount	$8,431	$—	$(4,339)	$4,092	$12,434	$—	$(5,763)	$6,671
Class R4
Shares	182	—	(131)	51	292	—	(273)	19
Amount	$5,988	$—	$(4,302)	$1,686	$7,558	$—	$(6,538)	$1,020
Class R5
Shares	29	—	(28)	1	39	—	(112)	(73)
Amount	$995	$—	$(942)	$53	$1,002	$—	$(2,731)	$(1,729)
Class Y
Shares	71	—	(39)	32	24	—	(41)	(17)
Amount	$2,443	$—	$(1,334)	$1,109	$613	$—	$(1,070)	$(457)
Total
Shares	4,378	—	(2,415)	1,963	7,044	—	(4,531)	2,513
Amount	$136,289	$—	$(74,441)	$61,848	$171,921	$—	$(105,782)	$66,139

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	28	$874
For the Year Ended October 31, 2013	42	$987

21

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

The Hartford Healthcare Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$28.05	$(0.05)	$3.46	$3.41	$–	$–	$–	$31.46	12.16	%(D)	$490,965	1.33	%(E)	1.33	%(E)	(0.30	)%(E)
B	24.88	(0.16)	3.06	2.90	–	–	–	27.78	11.66	(D)	13,268	2.21	(E)	2.21	(E)	(1.20	)(E)
C	25.03	(0.14)	3.08	2.94	–	–	–	27.97	11.75	(D)	145,199	2.05	(E)	2.05	(E)	(1.01	)(E)
I	28.76	–	3.54	3.54	–	–	–	32.30	12.31	(D)	106,009	1.03	(E)	1.03	(E)	–	(E)
R3	28.89	(0.10)	3.57	3.47	–	–	–	32.36	12.01	(D)	31,996	1.63	(E)	1.63	(E)	(0.60	)(E)
R4	29.62	(0.05)	3.65	3.60	–	–	–	33.22	12.15	(D)	21,706	1.33	(E)	1.33	(E)	(0.30	)(E)
R5	30.27	–	3.72	3.72	–	–	–	33.99	12.29	(D)	1,470	1.05	(E)	1.05	(E)	(0.02	)(E)
Y	30.42	0.02	3.75	3.77	–	–	–	34.19	12.39	(D)	5,628	0.93	(E)	0.93	(E)	0.13	(E)

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$–	$–	$–	$28.05	39.48%		$415,323	1.40%		1.40%		(0.24)%
B	17.99	(0.23)	7.12	6.89	–	–	–	24.88	38.30		14,697	2.29		2.26		(1.08)
C	18.07	(0.21)	7.17	6.96	–	–	–	25.03	38.52		116,641	2.11		2.11		(0.95)
I	20.55	0.01	8.20	8.21	–	–	–	28.76	39.95		79,005	1.08		1.08		0.06
R3	20.77	(0.13)	8.25	8.12	–	–	–	28.89	39.09		24,914	1.66		1.65		(0.51)
R4	21.22	(0.05)	8.45	8.40	–	–	–	29.62	39.59		17,817	1.36		1.35		(0.20)
R5	21.62	0.05	8.60	8.65	–	–	–	30.27	40.01		1,267	1.08		1.05		0.19
Y	21.71	0.05	8.66	8.71	–	–	–	30.42	40.12		4,056	0.96		0.96		0.20

For the Year Ended October 31, 2012 (F)
A	$16.80	$–	$3.31	$3.31	$–	$–	$–	$20.11	19.70%		$276,741	1.47%		1.47%		–%
B	15.15	(0.17)	3.01	2.84	–	–	–	17.99	18.75		14,015	2.38		2.28		(0.84)
C	15.20	(0.12)	2.99	2.87	–	–	–	18.07	18.88		73,728	2.17		2.17		(0.71)
I	17.10	0.07	3.38	3.45	–	–	–	20.55	20.18		38,199	1.11		1.11		0.35
R3	17.38	(0.02)	3.41	3.39	–	–	–	20.77	19.51		12,521	1.69		1.65		(0.15)
R4	17.70	0.02	3.50	3.52	–	–	–	21.22	19.89		12,363	1.38		1.35		0.11
R5	17.98	0.08	3.56	3.64	–	–	–	21.62	20.24		2,489	1.09		1.05		0.43
Y	18.05	0.10	3.56	3.66	–	–	–	21.71	20.28		3,252	0.98		0.98		0.48

For the Year Ended October 31, 2011
A	$15.21	$(0.04)	$1.63	$1.59	$–	$–	$–	$16.80	10.45%		$224,294	1.49%		1.49%		(0.24)%
B	13.83	(0.16)	1.48	1.32	–	–	–	15.15	9.54		17,208	2.38		2.28		(1.04)
C	13.86	(0.14)	1.48	1.34	–	–	–	15.20	9.67		65,692	2.18		2.18		(0.93)
I	15.44	0.02	1.64	1.66	–	–	–	17.10	10.75		32,213	1.18		1.18		0.09
R3	15.76	(0.07)	1.69	1.62	–	–	–	17.38	10.28		5,905	1.71		1.65		(0.39)
R4	16.01	(0.02)	1.71	1.69	–	–	–	17.70	10.56		9,241	1.39		1.35		(0.09)
R5	16.21	0.04	1.73	1.77	–	–	–	17.98	10.92		1,403	1.09		1.05		0.21
Y	16.26	0.05	1.74	1.79	–	–	–	18.05	11.01		2,555	0.99		0.99		0.27

See Portfolio Turnover information on the next page.

23

The Hartford Healthcare Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$13.07	$–	$2.14	$2.14	$–	$–	$–	$15.21	16.37%	$236,781	1.49%	1.49%	(0.03)%
B	11.98	(0.14)	1.99	1.85	–	–	–	13.83	15.44	23,023	2.39	2.28	(0.84)
C	11.99	(0.11)	1.98	1.87	–	–	–	13.86	15.60	71,124	2.18	2.18	(0.72)
I	13.23	0.04	2.17	2.21	–	–	–	15.44	16.70	14,176	1.22	1.22	0.24
R3	13.57	(0.02)	2.21	2.19	–	–	–	15.76	16.14	3,549	1.70	1.70	(0.17)
R4	13.74	0.02	2.25	2.27	–	–	–	16.01	16.52	7,939	1.37	1.37	0.11
R5	13.87	0.06	2.28	2.34	–	–	–	16.21	16.87	1,895	1.08	1.08	0.38
Y	13.90	0.08	2.28	2.36	–	–	–	16.26	16.98	2,294	0.97	0.97	0.50

For the Year Ended October 31, 2009
A	$12.69	$(0.02)	$1.01	$0.99	$–	$(0.61)	$(0.61)	$13.07	8.48%	$234,603	1.58%	1.55%	(0.18)%
B	11.74	(0.08)	0.93	0.85	–	(0.61)	(0.61)	11.98	7.95	31,746	2.54	2.11	(0.75)
C	11.78	(0.10)	0.92	0.82	–	(0.61)	(0.61)	11.99	7.66	74,424	2.28	2.28	(0.91)
I	12.81	0.01	1.02	1.03	–	(0.61)	(0.61)	13.23	8.73	15,934	1.27	1.27	0.04
R3	13.19	(0.05)	1.04	0.99	–	(0.61)	(0.61)	13.57	8.15	1,330	1.79	1.79	(0.36)
R4	13.29	–	1.06	1.06	–	(0.61)	(0.61)	13.74	8.64	6,147	1.40	1.40	–
R5	13.38	0.03	1.07	1.10	–	(0.61)	(0.61)	13.87	8.89	1,412	1.11	1.11	0.27
Y	13.40	0.01	1.10	1.11	–	(0.61)	(0.61)	13.90	8.95	1,813	0.99	0.99	0.11

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	15%
For the Year Ended October 31, 2013	32
For the Year Ended October 31, 2012	46
For the Year Ended October 31, 2011	44
For the Year Ended October 31, 2010	36
For the Year Ended October 31, 2009	80

24

The Hartford Healthcare Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

25

The Hartford Healthcare Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

26

The Hartford Healthcare Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Healthcare Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,121.60	$6.97	$1,000.00	$1,018.22	$6.63	1.33%	181	365
Class B	$1,000.00	$1,116.60	$11.58	$1,000.00	$1,013.85	$11.02	2.21	181	365
Class C	$1,000.00	$1,117.50	$10.75	$1,000.00	$1,014.65	$10.22	2.05	181	365
Class I	$1,000.00	$1,123.10	$5.45	$1,000.00	$1,019.66	$5.18	1.03	181	365
Class R3	$1,000.00	$1,120.10	$8.59	$1,000.00	$1,016.69	$8.17	1.63	181	365
Class R4	$1,000.00	$1,121.50	$7.00	$1,000.00	$1,018.19	$6.66	1.33	181	365
Class R5	$1,000.00	$1,122.90	$5.53	$1,000.00	$1,019.58	$5.26	1.05	181	365
Class Y	$1,000.00	$1,123.90	$4.90	$1,000.00	$1,020.18	$4.66	0.93	181	365

28

The Hartford Healthcare Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Health Sector Risk: Risks of focusing investments on the health care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes and potential product obsolescence, and liquidity risk.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

29

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-HC14 4/14 113984-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD HIGH YIELD FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford High Yield Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford High Yield Fund inception 09/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide high current income, and long-term total return.

Performance Overview 4/30/04 – 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
High Yield A#	4.37%	5.26%	14.02%	7.14%
High Yield A##	-0.33%	0.52%	12.97%	6.65%
High Yield B#	4.00%	4.51%	13.14%	6.49%*
High Yield B##	-1.00%	-0.49%	12.90%	6.49%*
High Yield C#	4.13%	4.50%	13.20%	6.39%
High Yield C##	3.13%	3.50%	13.20%	6.39%
High Yield I#	4.48%	5.50%	14.38%	7.39%
High Yield R3#	4.35%	4.95%	13.70%	7.04%
High Yield R4#	4.36%	5.12%	14.03%	7.27%
High Yield R5#	4.66%	5.58%	14.36%	7.48%
High Yield Y#	4.55%	5.64%	14.41%	7.54%
Barclays U.S. Corporate High Yield Bond Index	4.72%	6.30%	15.72%	8.83%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford High Yield Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
High Yield Class A	1.05%	1.15%
High Yield Class B	1.80%	1.99%
High Yield Class C	1.80%	1.81%
High Yield Class I	0.80%	0.81%
High Yield Class R3	1.35%	1.47%
High Yield Class R4	1.05%	1.14%
High Yield Class R5	0.75%	0.84%
High Yield Class Y	0.70%	0.72%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Christopher A. Jones, CFA
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford High Yield Fund returned 4.37%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned 4.72% for the same period. The Fund outperformed the 4.08% average return of the Lipper High Current Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

The Barclays U.S. Corporate High Yield Bond Index returned 4.72% for the six-months ended April 30, 2014 and outperformed duration equivalent treasuries by 4.41%. The Option-Adjusted Spread of the High Yield index was 3.44% on April 30, 2014, a decrease of 0.72% (from 4.16%) from October 31, 2013.

The Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Bond Index, during the six-month period. Security selection in the Wireless and Media NonCable sectors detracted from performance over the period. Within the Wireless sector, exposure to Nextel International detracted from relative returns as the company’s bonds declined due to weak reported revenue and concerns about near-term profitability. Within the Media NonCable sector, exposure to Intelsat detracted from relative performance. Despite weak performance, we believe Intelsat is one of the best positioned companies in its sector, benefiting from scale advantages over competitors, high earnings before interest, tax, depreciation and amortization (EBITDA) margins, and a significant backlog of revenues. A small cash position in an upward trending market environment detracted from relative returns during the period. Finally, high yield index credit default swap positions, implemented as part of our market momentum model, detracted from relative performance over the six month period.

Positive security selection within Financial Services, Utilities, and Retail Stores contributed to relative returns during the period. An overweight to Nuveen Investments in the Financial Services sector helped relative returns. Toward the end of the period, Nuveen entered into an agreement to be acquired by TIAA-CREF which was viewed positively by the markets. In Pharmaceuticals, the Fund benefited from exposure to Exelixis and Salix Pharmaceuticals while

3

The Hartford High Yield Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

in Retail Stores, exposure to Easton Bell Sports contributed to relative returns.

Security selection in the Wireless and Media NonCable sectors detracted from performance over the period. Within the Wireless sector, exposure to Nextel International detracted from relative returns as the company’s bonds declined due to weak reported revenue and concerns about near-term profitability. Within the Media NonCable sector, exposure to Intelsat detracted from relative performance. Despite weak performance, we believe Intelsat is one of the best positioned companies in its sector, benefiting from scale advantages over competitors, high EBITDA margins, and a significant backlog of revenues. A small cash position in an upward trending market environment detracted from relative returns during the period. Finally, high yield index credit default swap positions, implemented as part of our market momentum model, detracted from relative performance over the six month period.

What is the outlook?

Our outlook for U.S. high-yield bonds remains positive over the near term, based on a steadily improving macroeconomic backdrop, low default expectations, and positive corporate fundamentals. The trailing 12-month par-weighted default rate remains well below its long-term average. While there has been a recent pickup in shareholder-friendly actions such as M&A activity and leveraged buyouts, we believe that issuers have meaningfully strengthened their balance sheets and liquidity positions since the 2008 credit crisis, and proceeds from new issuance have been used mainly to refinance existing debt.

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Baa / BBB	1.2%
Ba / BB	23.8
B	40.3
Caa / CCC or Lower	24.7
Not Rated	2.7
Non-Debt Securities and Other Short-Term Instruments	6.2
Other Assets and Liabilities	1.1
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type

as of April 30, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	1.3
Total	1.4
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0
Corporate Bonds	87.0
Senior Floating Rate Interests	5.7
Total	92.7
Short-Term Investments	4.8
Other Assets and Liabilities	1.1
Total	100.0%

4

The Hartford High Yield Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 0.0%
		Finance and Insurance - 0.0%
		Soundview NIM Trust
	$920	0.00%, 12/25/2036 ■●	$—

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $916)	$—

Corporate Bonds - 87.0%
		Administrative Waste Management and Remediation - 1.1%
		Casella Waste Systems, Inc.
	$1,780	7.75%, 02/15/2019	$1,864
		Servicemaster (The) Co.
	3,000	7.00%, 08/15/2020	3,165
			5,029
		Arts, Entertainment and Recreation - 5.5%
		AMC Entertainment, Inc.
	1,764	9.75%, 12/01/2020	2,029
		Carlson Wagonlit B.V.
	936	6.88%, 06/15/2019 ■	1,000
		CCO Holdings LLC
	2,920	7.38%, 06/01/2020	3,208
	780	8.13%, 04/30/2020	855
		Emdeon, Inc.
	1,625	11.00%, 12/31/2019	1,877
		Gannett Co., Inc.
	4,630	5.13%, 10/15/2019 ■	4,821
		GLP Capital L.P./Finance II
	1,510	4.88%, 11/01/2020 ■	1,559
		Gray Television, Inc.
	3,905	7.50%, 10/01/2020	4,198
		NBC Universal Enterprise
	1,980	5.25%, 12/19/2049 ■	2,059
		Regal Entertainment Group
	336	5.75%, 02/01/2025	333
		Sirius XM Radio, Inc.
	65	4.25%, 05/15/2020 ■	62
	180	4.63%, 05/15/2023 ■	167
	1,070	5.25%, 08/15/2022 ■	1,156
		Univision Communications, Inc.
	1,894	6.75%, 09/15/2022 ■	2,083
			25,407
		Chemical Manufacturing - 2.8%
		Ferro Corp.
	2,632	7.88%, 08/15/2018	2,777
		Hexion Specialty Chemicals
	2,145	8.88%, 02/01/2018	2,233
		Hexion U.S. Finance Corp.
	2,915	6.63%, 04/15/2020	3,028
		Ineos Group Holdings plc
	210	5.88%, 02/15/2019 ■	214
	4,445	6.13%, 08/15/2018 ■	4,606
			12,858
		Computer and Electronic Product Manufacturing - 2.1%
		Alcatel-Lucent USA, Inc.
	2,230	6.75%, 11/15/2020 ■	2,341
		CDW Escrow Corp.
	1,995	8.50%, 04/01/2019	2,182
		Freescale Semiconductor, Inc.
	2,135	6.00%, 01/15/2022 ■	2,231
		Lucent Technologies, Inc.
	2,430	6.45%, 03/15/2029	2,327
	660	6.50%, 01/15/2028	634
			9,715
		Construction - 4.5%
		K Hovnanian Enterprises, Inc.
	570	7.00%, 01/15/2019 ■	583
	2,426	9.13%, 11/15/2020 ■	2,711
		KB Home
	610	7.00%, 12/15/2021	654
	1,895	7.50%, 09/15/2022	2,075
	2,660	8.00%, 03/15/2020	3,012
		Lennar Corp.
	4,525	4.75%, 12/15/2017 - 11/15/2022	4,613
		M/I Homes, Inc.
	543	3.00%, 03/01/2018 β	580
		MPH Acquisition Holdings LLC
	1,590	6.63%, 04/01/2022 ■	1,646
		Ply Gem Industries, Inc.
	4,835	6.50%, 02/01/2022 ■	4,835
			20,709
		Fabricated Metal Product Manufacturing - 1.1%
		BOE Intermediate Holdings Corp.
	1,903	9.00%, 11/01/2017 ■Þ	1,998
		Entegris, Inc.
	2,380	6.00%, 04/01/2022 ■	2,410
		Masco Corp.
	795	5.95%, 03/15/2022	866
			5,274
		Finance and Insurance - 12.9%
		Ally Financial, Inc.
	3,765	5.50%, 02/15/2017	4,094
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	3,200	7.00%, 12/29/2049 §	4,601
		Barclays Bank plc
	3,385	8.25%, 12/15/2018 ♠β	3,605
		Chrysler Group LLC
	1,865	8.00%, 06/15/2019 ■	2,042
	2,745	8.25%, 06/15/2021 ■	3,085
		CIT Group, Inc.
	2,674	5.50%, 02/15/2019 ■	2,881
		Community Choice Financial, Inc.
	1,635	10.75%, 05/01/2019	1,328
		Credit Agricole S.A.
	945	7.88%, 01/23/2024 ■♠	1,017
		Credit Suisse Group AG
	1,320	7.50%, 12/11/2023 ■♠	1,434
		Ineos Finance plc
	821	7.50%, 05/01/2020 ■	898
	691	8.38%, 02/15/2019 ■	761
		Nationstar Mortgage LLC
	2,740	6.50%, 08/01/2018	2,761
	2,496	7.88%, 10/01/2020	2,552
		Nuveen Investments, Inc.
	1,845	9.13%, 10/15/2017 ■	2,020
	630	9.50%, 10/15/2020 ■	751
		Provident Funding Associates L.P.
	3,875	6.75%, 06/15/2021 ■	3,962

The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 87.0% - (continued)
	Finance and Insurance - 12.9% - (continued)
	Royal Bank of Scotland Group plc
$2,355	6.99%, 10/05/2017 ■♠	$2,591
800	7.64%, 09/27/2017 ♠Δ	832
	SLM Corp.
2,075	5.50%, 01/15/2019	2,197
	Societe Generale
3,565	7.88%, 12/18/2023 ■♠	3,727
1,475	8.25%, 11/29/2018 §♠	1,602
	Softbank Corp.
4,790	4.50%, 04/15/2020 ■	4,802
	TMX Finance LLC
3,355	8.50%, 09/15/2018 ■	3,573
	UBS AG Stamford CT
1,885	7.63%, 08/17/2022	2,240
		59,356
	Food Manufacturing - 0.6%
	Pinnacle Foods Finance LLC
2,695	4.88%, 05/01/2021	2,641

	Food Services - 1.3%
	ARAMARK Corp.
3,440	5.75%, 03/15/2020	3,608
	CEC Entertainment, Inc.
2,205	8.00%, 02/15/2022 ■	2,260
		5,868
	Health Care and Social Assistance - 9.0%
	Alere, Inc.
2,260	6.50%, 06/15/2020	2,373
	Biomet, Inc.
2,605	6.50%, 08/01/2020 - 10/01/2020	2,844
	Community Health Systems, Inc.
1,975	5.13%, 08/15/2018	2,076
4,075	6.88%, 02/01/2022 ■☼	4,223
1,985	7.13%, 07/15/2020	2,129
	Cubist Pharmaceuticals
626	1.88%, 09/01/2020 ■β	724
	Exelixis, Inc.
330	4.25%, 08/15/2019 β	297
	Grifols Worldwide Operations Ltd.
1,015	5.25%, 04/01/2022 ■	1,030
	HCA Holdings, Inc.
4,000	6.25%, 02/15/2021	4,225
	HCA, Inc.
4,626	7.50%, 11/15/2095	4,048
	Pinnacle Merger Sub, Inc.
2,820	9.50%, 10/01/2023 ■	3,116
	Salix Pharmaceuticals Ltd.
4,301	6.00%, 01/15/2021 ■	4,613
	Savient Pharmaceuticals, Inc.
2,815	4.75%, 02/01/2018 Ψ	14
	Tenet Healthcare Corp.
4,060	4.75%, 06/01/2020	4,080
1,640	5.00%, 03/01/2019 ■	1,644
2,545	8.13%, 04/01/2022	2,825
	Wellcare Health Plans, Inc.
1,160	5.75%, 11/15/2020	1,238
		41,499
	Information - 24.9%
	Activision Blizzard, Inc.
5,685	5.63%, 09/15/2021 ■	6,062
	Altice Financing S.A.
235	6.50%, 01/15/2022 ■	246
2,785	7.88%, 12/15/2019 ■	3,041
250	8.13%, 01/15/2024 ■	270
925	9.88%, 12/15/2020 ■	1,060
	Columbus International, Inc.
915	7.38%, 03/30/2021 ■	956
	DISH DBS Corp.
1,770	5.00%, 03/15/2023	1,805
1,305	5.88%, 07/15/2022	1,408
2,640	6.75%, 06/01/2021	2,983
3,572	7.88%, 09/01/2019	4,237
	First Data Corp.
1,525	6.75%, 11/01/2020 ■	1,628
2,105	7.38%, 06/15/2019 ■	2,258
6,770	8.25%, 01/15/2021 ■	7,295
1,242	14.50%, 09/24/2019 ■Þ	1,197
	Infor Software Parent LLC
3,315	7.13%, 05/01/2021 ■	3,332
	Intelsat Jackson Holdings S.A.
190	6.63%, 12/15/2022 ■	195
1,855	7.50%, 04/01/2021	2,034
	Intelsat Luxembourg S.A.
1,940	6.75%, 06/01/2018	2,052
5,840	7.75%, 06/01/2021	6,088
	Lawson Software, Inc.
880	9.38%, 04/01/2019	988
	Level 3 Escrow, Inc.
1,641	8.13%, 07/01/2019	1,795
	Level 3 Financing, Inc.
890	6.13%, 01/15/2021 ■	934
2,794	7.00%, 06/01/2020	3,018
	MetroPCS Wireless, Inc.
3,425	6.63%, 11/15/2020	3,656
	Nara Cable Funding Ltd.
5,015	8.88%, 12/01/2018 ■	5,396
	Paetec Holding Corp.
1,361	9.88%, 12/01/2018	1,483
	Softbrands, Inc.
1,840	11.50%, 07/15/2018	2,125
	Sprint Corp.
4,900	7.25%, 09/15/2021 ■	5,341
3,685	7.88%, 09/15/2023 ■	4,063
	Sprint Nextel Corp.
3,470	7.00%, 03/01/2020 ■	4,003
2,103	9.00%, 11/15/2018 ■	2,563
	Syniverse Holdings, Inc.
4,315	9.13%, 01/15/2019	4,682
	T-Mobile USA, Inc.
225	6.13%, 01/15/2022	237
1,880	6.46%, 04/28/2019	1,993
330	6.50%, 01/15/2024	346
2,250	6.63%, 04/28/2021	2,430
2,155	6.73%, 04/28/2022	2,325
305	6.84%, 04/28/2023	328
	Unitymedia Hessen GmbH & Co.
3,570	5.50%, 01/15/2023 ■	3,606
	UPCB Finance III Ltd.
2,015	6.63%, 07/01/2020 ■	2,151

The accompanying notes are an integral part of these financial statements.

6

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 87.0% - (continued)
		Information - 24.9% - (continued)
		UPCB Finance VI Ltd.
	$1,310	6.88%, 01/15/2022 ■	$1,428
		Videotron Ltee
	170	9.13%, 04/15/2018	176
		Wind Acquisition Finance S.A.
	1,185	6.50%, 04/30/2020 ■	1,271
	3,820	7.25%, 02/15/2018 ■	4,020
	4,400	7.38%, 04/23/2021 ■	4,521
		Windstream Corp.
	2,050	7.50%, 04/01/2023	2,163
			115,189
		Machinery Manufacturing - 1.2%
		Case New Holland Industrial, Inc.
	4,344	7.88%, 12/01/2017	5,104
		Weekley Homes LLC
	395	6.00%, 02/01/2023	395
			5,499
		Mining - 1.1%
		AK Steel Corp.
	2,150	7.63%, 05/15/2020	2,155
	1,460	8.38%, 04/01/2022	1,515
		American Rock Salt Co. LLC
	756	8.25%, 05/01/2018 ■	789
		AuRico Gold, Inc.
	815	7.75%, 04/01/2020 ■	797
			5,256
		Miscellaneous Manufacturing - 0.5%
		DigitalGlobe, Inc.
	2,190	5.25%, 02/01/2021	2,135

		Nonmetallic Mineral Product Manufacturing - 0.8%
		Ardagh Packaging Finance plc
	323	7.38%, 10/15/2017 ■	342
	1,987	9.13%, 10/15/2020 ■	2,211
		Cemex S.A.B. de C.V.
	770	3.75%, 03/15/2018 β	1,135
			3,688
		Other Services - 1.2%
		Abengoa Finance
EUR	745	6.00%, 03/31/2021 ■	1,044
	2,125	7.75%, 02/01/2020 ■	2,332
		Service Corp. International
	1,935	7.63%, 10/01/2018	2,242
			5,618
		Petroleum and Coal Products Manufacturing - 6.5%
		Antero Resources Corp.
	470	5.38%, 11/01/2021 ■	481
		Antero Resources Finance Corp.
	1,520	6.00%, 12/01/2020	1,626
	1,658	7.25%, 08/01/2019	1,773
		Bonanza Creek Energy, Inc.
	1,805	6.75%, 04/15/2021	1,931
		Cobalt International Energy, Inc.
	1,645	2.63%, 12/01/2019 β	1,545
		Concho Resources, Inc.
	505	5.50%, 10/01/2022	530
		Diamondback Energy, Inc.
	2,215	7.63%, 10/01/2021 ■	2,398
		Endeavour International Corp.
	2,947	12.00%, 03/01/2018	2,866
		Everest Acquisition LLC
	405	6.88%, 05/01/2019	435
	2,840	9.38%, 05/01/2020	3,273
		Harvest Operations Corp.
	1,336	6.88%, 10/01/2017	1,448
		Range Resources Corp.
	455	5.00%, 08/15/2022	467
		Rosetta Resources, Inc.
	2,910	5.63%, 05/01/2021	2,961
	1,120	5.88%, 06/01/2022	1,142
	1,406	9.50%, 04/15/2018	1,473
		Seadrill Ltd.
	1,250	6.13%, 09/15/2017 ■	1,292
		Tullow Oil plc
	1,590	6.00%, 11/01/2020 ■	1,622
	2,505	6.25%, 04/15/2022 ■	2,530
			29,793
		Pipeline Transportation - 1.2%
		El Paso Corp.
	1,020	7.00%, 06/15/2017	1,150
		Energy Transfer Equity L.P.
	1,757	7.50%, 10/15/2020	2,025
		Kinder Morgan Finance Co.
	2,025	6.00%, 01/15/2018 ■	2,215
			5,390
		Plastics and Rubber Products Manufacturing - 0.8%
		Associated Materials LLC
	930	9.13%, 11/01/2017	977
		Nortek, Inc.
	2,520	8.50%, 04/15/2021	2,778
			3,755
		Primary Metal Manufacturing - 0.6%
		Constellium N.V.
	475	5.75%, 05/15/2024 ■☼	475
		United States Steel Corp.
	2,191	7.38%, 04/01/2020	2,448
			2,923
		Printing and Related Support Activities - 0.8%
		Quad Graphics, Inc.
	2,130	7.00%, 05/01/2022 ■	2,130
		Quebecor Media, Inc.
	1,540	5.75%, 01/15/2023	1,548
			3,678
		Professional, Scientific and Technical Services - 0.5%
		SunGard Data Systems, Inc.
	710	6.63%, 11/01/2019	744
	1,283	7.38%, 11/15/2018	1,360
			2,104
		Real Estate, Rental and Leasing - 2.5%
		CBRE Services, Inc.
	2,665	5.00%, 03/15/2023	2,685
		International Lease Finance Corp.
	5,855	5.88%, 04/01/2019 - 08/15/2022	6,288
	2,270	8.88%, 09/01/2017	2,699
			11,672
		Retail Trade - 2.4%
		99 Cents Only Stores
	1,060	11.00%, 12/15/2019	1,198

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 87.0% - (continued)
	Retail Trade - 2.4% - (continued)
	AmeriGas Partners L.P.
$2,266	6.25%, 08/20/2019 ‡	$2,424
	GRD Holding III Corp.
2,560	10.75%, 06/01/2019 ■	2,861
	Party City Holdings, Inc.
1,755	8.88%, 08/01/2020	1,957
	Party City Nextco Holdings
2,585	8.75%, 08/15/2019 ■	2,669
		11,109
	Utilities - 1.1%
	AES (The) Corp.
355	8.00%, 10/15/2017	422
	Dolphin Subsidiary II, Inc.
3,145	7.25%, 10/15/2021	3,373
	Texas Competitive Electric Co.
1,785	0.00%, 10/01/2020 ■Ω	1,428
		5,223
	Wholesale Trade - 0.0%
	Dynegy, Inc.
115	5.88%, 06/01/2023 ☼	111

	Total Corporate Bonds
	(Cost $384,577)	$401,499

Senior Floating Rate Interests ♦ - 5.7%
	Arts, Entertainment and Recreation - 0.6%
	Tribune Co.
$2,598	4.00%, 12/27/2020	$2,592

	Computer and Electronic Product Manufacturing - 0.4%
	Freescale Semiconductor, Inc.
1,756	5.00%, 01/15/2021	1,764

	Finance and Insurance - 1.2%
	Asurion LLC
4,943	4.25%, 07/08/2020	4,873
830	8.50%, 03/03/2021	852
		5,725
	Other Services - 1.3%
	Gardner Denver, Inc.
2,602	4.25%, 07/30/2020	2,597
	Rexnord LLC
3,219	4.00%, 08/21/2020	3,203
		5,800
	Petroleum and Coal Products Manufacturing - 0.4%
	Crosby Worldwide Ltd.
1,980	4.00%, 11/23/2020	1,970

	Retail Trade - 0.7%
	Land's End, Inc.
1,235	4.25%, 04/04/2021	1,233
	Neiman Marcus (The) Group, Inc.
1,995	4.25%, 10/25/2020	1,989
		3,222
	Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
	Spotless Group
1,149	5.00%, 10/02/2018	1,151
	Utilities - 0.9%
	Calpine Corp.
474	4.00%, 10/31/2020	473
	Texas Competitive Electric Holdings Co. LLC
5,000	4.74%, 10/10/2017 Ψ	3,767
		4,240
	Total Senior Floating Rate Interests
	(Cost $26,064)	$26,464

Common Stocks - 0.1%
	Energy - 0.1%
104,555	KCA Deutag ⌂●†	$647

	Total Common Stocks
	(Cost $1,417)	$647

Preferred Stocks - 1.3%
	Diversified Financials - 0.9%
1	Citigroup Capital XIII	$32
159	GMAC Capital Trust I β	4,360
		4,392
	Telecommunication Services - 0.4%
33	Intelsat S.A., 5.75% β	1,709

	Total Preferred Stocks
	(Cost $5,504)	$6,101

	Total Long-Term Investments
	(Cost $418,478)	$434,711

Short-Term Investments - 4.8%
Repurchase Agreements - 4.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $964, collateralized by GNMA 4.00%, 2044, value of $984)
$964	0.05%, 4/30/2014	$964
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $4,790, collateralized by U.S.
Treasury Bond 3.75% - 11.25%, 2015 - 2043,
U.S. Treasury Note 0.13% - 4.75%, 2014 -
	2024, value of $4,886)
4,790	0.04%, 4/30/2014	4,790
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,695, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $1,729)
1,695	0.04%, 4/30/2014	1,695
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
05/01/2014 in the amount of $4,197,
collateralized by U.S. Treasury Bill 0.02% -
0.14%, 2014 - 2015, U.S. Treasury Bond
2.75% - 10.63%, 2015 - 2042, U.S. Treasury
Note 0.25% - 5.13%, 2014 - 2023, value of
	$4,281)
4,197	0.04%, 4/30/2014	4,197

The accompanying notes are an integral part of these financial statements.

8

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 4.8% - (continued)
Repurchase Agreements - 4.8% - (continued)
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,551, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $2,602)
$2,551	0.05%, 4/30/2014		$2,551
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,098, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $2,140)
2,098	0.04%, 4/30/2014		2,098
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$5,828, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%,
	2017, value of $5,945)
5,828	0.05%, 4/30/2014		5,828
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $30, collateralized by U.S. Treasury Note 2.13%, 2015, value of $30)
30	0.04%, 4/30/2014		30
			22,153
	Total Short-Term Investments
	(Cost $22,153)		$22,153

	Total Investments
	(Cost $440,631) ▲	98.9%	$456,864
	Other Assets and Liabilities	1.1%	4,901
	Total Net Assets	100.0%	$461,765

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $441,096 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,180
Unrealized Depreciation	(4,412)
Net Unrealized Appreciation	$15,768

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $647, which represents 0.1% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

Ω	Debt security in default due to bankruptcy.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,947 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $182,089, which represents 39.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $6,203, which represents 1.3% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	104,555	KCA Deutag	$1,417

At April 30, 2014, the aggregate value of these securities was $647, which represents 0.1% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

10

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Sell	05/30/2014	DEUT	$5,582	$5,604	$–	$(22)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
EUR	EURO

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$–	$–	$–	$–
Common Stocks ‡	647	–	–	647
Corporate Bonds	401,499	–	401,499	–
Preferred Stocks	6,101	6,101	–	–
Senior Floating Rate Interests	26,464	–	26,464	–
Short-Term Investments	22,153	–	22,153	–
Total	$456,864	$6,101	$450,116	$647
Liabilities:
Foreign Currency Contracts *	$22	$–	$22	$–
Total	$22	$–	$22	$–

♦	For the six-month period ended April 30, 2014, investments valued at $1,224 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	*	$—	$—	$—	$—	$—	$—
Common Stocks	725	—	(78	)†	—	—	—	—	—	647
Preferred Stocks	64	—	(64)		—	—	—	—	—	—
Total	$789	$—	$(142)		$—	$—	$—	$—	$—	$647

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was zero.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(78).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $440,631)	$456,864
Receivables:
Investment securities sold	2,713
Fund shares sold	1,069
Dividends and interest	6,866
Other assets	124
Total assets	467,636
Liabilities:
Unrealized depreciation on foreign currency contracts	22
Bank overdraft	26
Payables:
Investment securities purchased	4,927
Fund shares redeemed	549
Investment management fees	49
Dividends	90
Administrative fees	—
Distribution fees	30
Accrued expenses	110
Other liabilities	68
Total liabilities	5,871
Net assets	$461,765
Summary of Net Assets:
Capital stock and paid-in-capital	$471,505
Undistributed net investment income	32
Accumulated net realized loss	(25,984)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	16,212
Net assets	$461,765

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.79/$8.16
Shares outstanding	39,133
Net assets	$304,924
Class B: Net asset value per share	$7.75
Shares outstanding	898
Net assets	$6,956
Class C: Net asset value per share	$7.77
Shares outstanding	12,858
Net assets	$99,841
Class I: Net asset value per share	$7.83
Shares outstanding	4,717
Net assets	$36,934
Class R3: Net asset value per share	$7.79
Shares outstanding	394
Net assets	$3,065
Class R4: Net asset value per share	$7.79
Shares outstanding	128
Net assets	$999
Class R5: Net asset value per share	$7.79
Shares outstanding	61
Net assets	$472
Class Y: Net asset value per share	$7.78
Shares outstanding	1,102
Net assets	$8,574

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$206
Interest	14,007
Total investment income	14,213

Expenses:
Investment management fees	1,514
Administrative services fees
Class R3	3
Class R4	1
Class R5	—
Transfer agent fees
Class A	221
Class B	11
Class C	50
Class I	25
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	366
Class B	38
Class C	500
Class R3	7
Class R4	2
Custodian fees	6
Accounting services fees	47
Registration and filing fees	71
Board of Directors' fees	7
Audit fees	7
Other expenses	55
Total expenses (before waivers and fees paid indirectly)	2,931
Expense waivers	(162)
Custodian fee offset	—
Total waivers and fees paid indirectly	(162)
Total expenses, net	2,769
Net Investment Income	11,444
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	3,901
Net realized gain on swap contracts	870
Net realized loss on foreign currency contracts	(35)
Net realized gain on other foreign currency transactions	11
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,747
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	4,384
Net unrealized depreciation of swap contracts	(774)
Net unrealized depreciation of foreign currency contracts	(22)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	3,589
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,336
Net Increase in Net Assets Resulting from Operations	$19,780

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$11,444	$27,781
Net realized gain on investments, other financial instruments and foreign currency transactions	4,747	13,600
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,589	(4,761)
Net Increase in Net Assets Resulting from Operations	19,780	36,620
Distributions to Shareholders:
From net investment income
Class A	(7,673)	(18,776)
Class B	(171)	(461)
Class C	(2,259)	(4,980)
Class I	(1,451)	(3,077)
Class R3	(66)	(131)
Class R4	(34)	(98)
Class R5	(15)	(34)
Class Y	(238)	(633)
Total distributions	(11,907)	(28,190)
Capital Share Transactions:
Class A	3,861	(74,850)
Class B	(1,414)	(2,918)
Class C	(7,023)	63
Class I	(28,872)	(491)
Class R3	145	899
Class R4	(346)	68
Class R5	(145)	175
Class Y	(173)	(7,083)
Net decrease from capital share transactions	(33,967)	(84,137)
Net Decrease in Net Assets	(26,094)	(75,707)
Net Assets:
Beginning of period	487,859	563,566
End of period	$461,765	$487,859
Undistributed (distribution in excess of) net investment income	$32	$495

The accompanying notes are an integral part of these financial statements.

15

The Hartford High Yield Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford High Yield Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

16

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs.Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

17

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

18

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-

19

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-

20

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

21

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swap contracts as of April 30, 2014.

22

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$22	$—	$—	$—	$—	$22
Total	$—	$22	$—	$—	$—	$—	$22

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$—	$—	$870	$—	$—	$—	$870
Net realized loss on foreign currency contracts	—	(35)	—	—	—	—	(35)
Total	$—	$(35)	$870	$—	$—	$—	$835

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of swap contracts	$—	$—	$(774)	$—	$—	$—	$(774)
Net change in unrealized depreciation of foreign currency contracts	—	(22)	—	—	—	—	(22)
Total	$—	$(22)	$(774)	$—	$—	$—	$(796)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$22	$—	$—	$—	$22
Total subject to a master netting or similar arrangement	$22	$—	$—	$—	$22

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

23

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

24

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$28,130	$29,262

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,152
Accumulated Capital Losses*	(30,267)
Unrealized Appreciation†	12,158
Total Accumulated Deficit	$(16,957)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$556
Accumulated Net Realized Gain (Loss)	(374)
Capital Stock and Paid-in-Capital	(182)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

25

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$12,163
2017	18,104
Total	$30,267

During the year ended October 31, 2013, the Fund utilized $11,547 of prior year capital loss carryforwards.

During the year ended October 31, 2013, the Fund utilized $1,146 of prior year long term capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.650%
On next $500 million	0.600%
On next $1.5 billion	0.595%
On next $2.5 billion	0.590%
On next $5 billion	0.580%
Over $10 billion	0.570%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

26

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.05%
Class B	1.80
Class C	1.80
Class I	0.80
Class R3	1.35
Class R4	1.05
Class R5	0.75
Class Y	0.70

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $453 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was

27

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$101,268	$—	$101,268
Sales Proceeds	132,598	—	132,598

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	4,498	959	(4,969)	488	19,401	2,361	(31,662)	(9,900)
Amount	$34,726	$7,406	$(38,271)	$3,861	$147,549	$17,991	$(240,390)	$(74,850)
Class B
Shares	44	21	(249)	(184)	149	55	(588)	(384)
Amount	$339	$161	$(1,914)	$(1,414)	$1,126	$421	$(4,465)	$(2,918)
Class C
Shares	1,432	263	(2,621)	(926)	8,229	573	(8,816)	(14)
Amount	$11,029	$2,025	$(20,077)	$(7,023)	$62,636	$4,351	$(66,924)	$63
Class I
Shares	1,686	178	(5,598)	(3,734)	10,333	369	(10,735)	(33)
Amount	$12,999	$1,379	$(43,250)	$(28,872)	$78,852	$2,828	$(82,171)	$(491)
Class R3
Shares	98	9	(88)	19	177	17	(76)	118
Amount	$753	$66	$(674)	$145	$1,347	$130	$(578)	$899
Class R4
Shares	31	4	(80)	(45)	240	11	(236)	15
Amount	$247	$29	$(622)	$(346)	$1,813	$84	$(1,829)	$68
Class R5
Shares	12	2	(33)	(19)	41	4	(22)	23
Amount	$91	$15	$(251)	$(145)	$304	$34	$(163)	$175
Class Y
Shares	38	31	(91)	(22)	221	83	(1,235)	(931)
Amount	$287	$238	$(698)	$(173)	$1,682	$633	$(9,398)	$(7,083)
Total
Shares	7,839	1,467	(13,729)	(4,423)	38,791	3,473	(53,370)	(11,106)
Amount	$60,471	$11,319	$(105,757)	$(33,967)	$295,309	$26,472	$(405,918)	$(84,137)

28

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	64	$496
For the Year Ended October 31, 2013	92	$703

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is

29

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

30

The Hartford High Yield Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$7.66	$0.19	$0.13	$0.32	$(0.19)	$–	$(0.19)	$7.79	4.37	%(D)	$304,924	1.13	%(E)	1.05	%(E)	5.05	%(E)
B	7.62	0.16	0.14	0.30	(0.17)	–	(0.17)	7.75	4.00	(D)	6,956	2.03	(E)	1.80	(E)	4.31	(E)
C	7.63	0.16	0.15	0.31	(0.17)	–	(0.17)	7.77	4.13	(D)	99,841	1.83	(E)	1.80	(E)	4.31	(E)
I	7.70	0.20	0.14	0.34	(0.21)	–	(0.21)	7.83	4.48	(D)	36,934	0.83	(E)	0.80	(E)	5.33	(E)
R3	7.65	0.18	0.15	0.33	(0.19)	–	(0.19)	7.79	4.35	(D)	3,065	1.47	(E)	1.35	(E)	4.75	(E)
R4	7.66	0.19	0.14	0.33	(0.20)	–	(0.20)	7.79	4.36	(D)	999	1.17	(E)	1.05	(E)	5.06	(E)
R5	7.65	0.20	0.15	0.35	(0.21)	–	(0.21)	7.79	4.66	(D)	472	0.85	(E)	0.75	(E)	5.36	(E)
Y	7.65	0.21	0.13	0.34	(0.21)	–	(0.21)	7.78	4.55	(D)	8,574	0.73	(E)	0.70	(E)	5.40	(E)

For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$–	$(0.41)	$7.66	7.33%		$295,950	1.15%		1.05%		5.29%
B	7.50	0.34	0.13	0.47	(0.35)	–	(0.35)	7.62	6.43		8,242	1.99		1.80		4.54
C	7.51	0.34	0.13	0.47	(0.35)	–	(0.35)	7.63	6.42		105,204	1.81		1.80		4.54
I	7.57	0.42	0.14	0.56	(0.43)	–	(0.43)	7.70	7.56		65,060	0.81		0.79		5.54
R3	7.53	0.38	0.13	0.51	(0.39)	–	(0.39)	7.65	6.87		2,872	1.47		1.35		4.96
R4	7.54	0.40	0.13	0.53	(0.41)	–	(0.41)	7.66	7.18		1,323	1.14		1.05		5.30
R5	7.53	0.42	0.13	0.55	(0.43)	–	(0.43)	7.65	7.51		609	0.84		0.75		5.57
Y	7.53	0.43	0.13	0.56	(0.44)	–	(0.44)	7.65	7.57		8,599	0.72		0.70		5.65

For the Year Ended October 31, 2012 (F)
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$–	$(0.44)	$7.53	11.00%		$365,718	1.12%		1.05%		5.97%
B	7.17	0.38	0.33	0.71	(0.38)	–	(0.38)	7.50	10.24		10,990	2.00		1.80		5.28
C	7.18	0.38	0.33	0.71	(0.38)	–	(0.38)	7.51	10.23		103,639	1.82		1.79		5.24
I	7.23	0.46	0.34	0.80	(0.46)	–	(0.46)	7.57	11.39		64,195	0.83		0.80		6.24
R3	7.20	0.42	0.33	0.75	(0.42)	–	(0.42)	7.53	10.68		1,934	1.49		1.35		5.65
R4	7.20	0.44	0.34	0.78	(0.44)	–	(0.44)	7.54	11.15		1,191	1.16		1.05		5.85
R5	7.20	0.46	0.33	0.79	(0.46)	–	(0.46)	7.53	11.34		431	0.86		0.75		6.25
Y	7.19	0.47	0.33	0.80	(0.46)	–	(0.46)	7.53	11.55		15,468	0.73		0.70		6.39

For the Year Ended October 31, 2011 (F)
A	$7.37	$0.53	$(0.17)	$0.36	$(0.53)	$–	$(0.53)	$7.20	4.95%		$280,568	1.14%		1.05%		7.19%
B	7.34	0.48	(0.17)	0.31	(0.48)	–	(0.48)	7.17	4.19		13,007	1.99		1.80		6.45
C	7.35	0.47	(0.16)	0.31	(0.48)	–	(0.48)	7.18	4.20		102,694	1.83		1.80		6.43
I	7.39	0.55	(0.16)	0.39	(0.55)	–	(0.55)	7.23	5.36		86,138	0.82		0.79		7.38
R3	7.36	0.51	(0.16)	0.35	(0.51)	–	(0.51)	7.20	4.79		1,423	1.51		1.35		6.85
R4	7.37	0.53	(0.17)	0.36	(0.53)	–	(0.53)	7.20	4.95		483	1.19		1.05		7.13
R5	7.37	0.56	(0.18)	0.38	(0.55)	–	(0.55)	7.20	5.27		321	0.84		0.75		7.45
Y	7.36	0.57	(0.18)	0.39	(0.56)	–	(0.56)	7.19	5.32		20,136	0.73		0.70		7.53

See Portfolio Turnover information on the next page.

31

The Hartford High Yield Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$6.73	$0.59	$0.65	$1.24	$(0.60)	$–	$(0.60)	$7.37	19.14%	$284,606	1.20%	1.20%	8.43%
B	6.71	0.54	0.64	1.18	(0.55)	–	(0.55)	7.34	18.17	19,919	2.06	1.95	7.73
C	6.71	0.54	0.65	1.19	(0.55)	–	(0.55)	7.35	18.38	85,523	1.89	1.89	7.73
I	6.74	0.61	0.66	1.27	(0.62)	–	(0.62)	7.39	19.63	21,098	0.88	0.88	8.51
R3	6.73	0.56	0.65	1.21	(0.58)	–	(0.58)	7.36	18.70	371	1.61	1.45	8.16
R4	6.73	0.59	0.65	1.24	(0.60)	–	(0.60)	7.37	19.20	318	1.27	1.15	8.24
R5	6.73	0.61	0.65	1.26	(0.62)	–	(0.62)	7.37	19.51	492	0.90	0.88	8.52
Y	6.73	0.62	0.64	1.26	(0.63)	–	(0.63)	7.36	19.47	44,553	0.79	0.79	8.85

For the Year Ended October 31, 2009 (F)
A	$5.52	$0.59	$1.22	$1.81	$(0.60)	$–	$(0.60)	$6.73	35.01%	$202,256	1.30%	1.15%	10.16%
B	5.51	0.55	1.21	1.76	(0.56)	–	(0.56)	6.71	34.05	22,749	2.18	1.80	9.54
C	5.51	0.54	1.21	1.75	(0.55)	–	(0.55)	6.71	33.90	51,777	1.96	1.90	9.41
I	5.53	0.61	1.21	1.82	(0.61)	–	(0.61)	6.74	35.30	2,068	0.86	0.86	10.36
R3	5.52	0.57	1.22	1.79	(0.58)	–	(0.58)	6.73	34.68	166	1.69	1.40	9.89
R4	5.53	0.59	1.21	1.80	(0.60)	–	(0.60)	6.73	34.83	18	1.36	1.10	10.21
R5	5.53	0.60	1.21	1.81	(0.61)	–	(0.61)	6.73	35.11	11	0.89	0.89	10.46
Y	5.53	0.61	1.21	1.82	(0.62)	–	(0.62)	6.73	35.21	49,568	0.79	0.79	10.50

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	23%
For the Year Ended October 31, 2013	58
For the Year Ended October 31, 2012	138
For the Year Ended October 31, 2011	117
For the Year Ended October 31, 2010	141
For the Year Ended October 31, 2009	182

32

The Hartford High Yield Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

33

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

34

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford High Yield Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,043.70	$5.33	$1,000.00	$1,019.58	$5.26	1.05%	181	365
Class B	$1,000.00	$1,040.00	$9.11	$1,000.00	$1,015.86	$9.00	1.80	181	365
Class C	$1,000.00	$1,041.30	$9.11	$1,000.00	$1,015.87	$8.99	1.80	181	365
Class I	$1,000.00	$1,044.80	$4.06	$1,000.00	$1,020.83	$4.01	0.80	181	365
Class R3	$1,000.00	$1,043.50	$6.85	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R4	$1,000.00	$1,043.60	$5.32	$1,000.00	$1,019.58	$5.26	1.05	181	365
Class R5	$1,000.00	$1,046.60	$3.81	$1,000.00	$1,021.07	$3.76	0.75	181	365
Class Y	$1,000.00	$1,045.50	$3.55	$1,000.00	$1,021.32	$3.51	0.70	181	365

36

The Hartford High Yield Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

37

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-HY14 4/14 113985-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD INFLATION PLUS FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Inflation Plus Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Inflation Plus Fund inception 10/31/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Inflation Plus A#	-0.49%	-7.59%	4.79%	4.60%
Inflation Plus A##	-4.97%	-11.75%	3.83%	4.12%
Inflation Plus B#	-0.75%	-8.23%	4.01%	3.98%*
Inflation Plus B##	-5.53%	-12.64%	3.67%	3.98%*
Inflation Plus C#	-0.84%	-8.24%	4.01%	3.83%
Inflation Plus C##	-1.80%	-9.12%	4.01%	3.83%
Inflation Plus I#	-0.37%	-7.33%	5.05%	4.82%
Inflation Plus R3#	-0.62%	-7.85%	4.43%	4.42%
Inflation Plus R4#	-0.49%	-7.59%	4.74%	4.64%
Inflation Plus R5#	-0.37%	-7.35%	5.03%	4.85%
Inflation Plus Y#	-0.36%	-7.32%	5.13%	4.93%
Barclays U.S. TIPS 1-10 Year Index	0.22%	-4.02%	4.27%	4.49%
Barclays U.S. TIPS Index	0.70%	-5.97%	5.58%	5.19%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Inflation Plus Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Inflation Plus Class A	0.85%	0.88%
Inflation Plus Class B	1.60%	1.69%
Inflation Plus Class C	1.60%	1.60%
Inflation Plus Class I	0.60%	0.65%
Inflation Plus Class R3	1.20%	1.22%
Inflation Plus Class R4	0.90%	0.91%
Inflation Plus Class R5	0.60%	0.63%
Inflation Plus Class Y	0.51%	0.51%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Lindsay T. Politi
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Inflation Plus Fund returned -0.49%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s benchmarks, the Barclays U.S. TIPS 1-10 Year Index and the Barclays U.S. TIPS Index which returned 0.22% and 0.70%, respectively, for the same period. The Fund also underperformed the 0.61% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

TIPS returns were positive for the six months ended April 30, 2014. The TIPS curve flattened during the period; consequently, longer dated maturities outperformed shorter maturities during the period. Breakeven inflation rates, which can be regarded as a proxy for the market’s inflation expectations, increased for shorter maturity TIPS, insinuating that the TIPS market began to increase its overall inflation expectations.

The Fund lagged its benchmarks during the period primarily due to security selection in the TIPS market and the timing of an allocation to nominal Treasuries. This was partially offset by out-of-benchmark allocations, relative to both benchmarks, to both bank loans and Japanese inflation linked bonds which were both additive to relative results. Positions in CPI swaps were marginally additive to relative results.

What is the outlook?

We believe that inflation bottomed in 2013 and that it should begin to increase in 2014 to reach levels commensurate with policy targets by year end (2.0- 2.25%). The California drought could have a meaningful impact on food prices, which represents 14% of CPI, by the end of 2014. We are expecting to see wage pressures stemming from structural imbalance in the labor market as well as increased consumption driven by increased household wealth, which should both push CPI higher. The Fund ended the period positioned with a pro-inflation bias, by way of long breakeven inflation rates, as we believe that the market is not fully pricing the potential for an increase in CPI.

3

The Hartford Inflation Plus Fund

Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.0
Aa / AA	95.5
Baa / BBB	0.3
Ba / BB	2.3
B	1.8
Non-Debt Securities and Other Short-Term Instruments	0.7
Other Assets and Liabilities	(0.5)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type

as of April 30, 2014

Category	Percentage of Net Assets
Fixed Income Securities
Foreign Government Obligations	3.5
Senior Floating Rate Interests	4.3
U.S. Government Agencies	0.0
U.S. Government Securities	92.0
Total	99.8
Short-Term Investments	0.7
Other Assets and Liabilities	(0.5)
Total	100.0%

4

The Hartford Inflation Plus Fund

Schedule of Investments

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 3.5%
		Japan - 3.5%
		Japan (Government of)
JPY	3,871,763	0.10%, 09/10/2023 ◄	$41,316

		Total Foreign Government Obligations
		(Cost $41,387)	$41,316

Senior Floating Rate Interests ♦ - 4.3%
		Administrative Waste Management and Remediation - 0.1%
		ADS Waste Holdings, Inc.
	$830	3.75%, 10/09/2019	$823

		Air Transportation - 0.2%
		Delta Air Lines, Inc., Term Loan
	2,450	3.50%, 04/20/2017	2,440

		Apparel Manufacturing - 0.1%
		PVH Corp.
	1,013	3.25%, 02/13/2020	1,016

		Arts, Entertainment and Recreation - 0.1%
		Numericable
	550	3.98%, 04/23/2020 ☼	549
		Univision Communications, Inc.
	1,015	4.00%, 03/01/2020	1,010
			1,559
		Chemical Manufacturing - 0.2%
		Ineos US Finance LLC
	1,297	3.75%, 05/04/2018	1,285
		Minerals Technologies, Inc.
	715	04/14/2021 ◊☼	715
			2,000
		Computer and Electronic Product Manufacturing - 0.3%
		Avago Technologies Ltd.
	1,345	04/16/2021 ◊☼	1,349
		Freescale Semiconductor, Inc.
	1,980	4.25%, 02/28/2020	1,977
			3,326
		Finance and Insurance - 0.5%
		Asurion LLC
	1,536	5.00%, 05/24/2019	1,537
		Chrysler Group LLC
	1,963	3.50%, 05/24/2017	1,959
		Nuveen Investments, Inc.
	500	4.15%, 05/13/2017	500
		RPI Finance Trust
	2,333	3.25%, 11/09/2018	2,332
			6,328
		Food Manufacturing - 0.1%
		H.J. Heinz Co.
	928	3.50%, 06/05/2020	929

		Health Care and Social Assistance - 0.5%
		American Renal Holdings, Inc.
	663	4.50%, 08/20/2019	660
		Community Health Systems, Inc.
	319	4.25%, 01/27/2021	320
		DaVita, Inc.
	449	4.00%, 11/01/2019	450
		Grifols Worldwide Operations USA, Inc.
	875	3.15%, 02/27/2021	871
		HCA, Inc.
	1,990	2.98%, 05/01/2018	1,987
		IMS Health, Inc.
	1,492	3.50%, 03/17/2021	1,485
		Truven Health Analytics, Inc.
	491	4.50%, 06/06/2019	487
			6,260
		Health Care Providers and Services - 0.0%
		Multiplan, Inc.
	446	4.00%, 03/31/2021	443

		Information - 0.9%
		Charter Communications Operating LLC
	2,574	3.00%, 01/03/2021	2,532
		First Data Corp.
	515	4.15%, 09/24/2018	514
		Kronos, Inc.
	1,031	4.50%, 10/30/2019	1,032
		Lawson Software, Inc.
	1,214	3.75%, 06/03/2020	1,204
		MISYS plc
	1,729	5.00%, 12/12/2018	1,737
		Telesat Canada
	2,130	3.50%, 03/28/2019	2,123
		Virgin Media Finance plc
	1,000	3.50%, 06/07/2020	993
		Ziggo B.V.
	323	01/15/2022 ◊☼	317
	502	3.25%, 01/15/2022 ☼	493
			10,945
		Mining - 0.1%
		Fortescue Metals Group Ltd.
	1,015	4.25%, 06/28/2019	1,014

		Miscellaneous Manufacturing - 0.1%
		DigitalGlobe, Inc.
	589	3.75%, 01/31/2020	589
		Reynolds Group Holdings, Inc.
	1,086	4.00%, 11/30/2018	1,086
			1,675
		Other Services - 0.2%
		Rexnord LLC
	2,190	4.00%, 08/21/2020	2,180

		Petroleum and Coal Products Manufacturing - 0.2%
		Everest Acquisition LLC
	833	3.50%, 05/24/2018	828
		MEG Energy Corp.
	864	3.75%, 03/31/2020	863
		Samson Investment Co.
	510	5.00%, 09/25/2018	509
			2,200
		Plastics and Rubber Products Manufacturing - 0.3%
		Berry Plastics Group, Inc.
	1,015	3.50%, 02/08/2020	1,004

The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 4.3% - (continued)
	Plastics and Rubber Products Manufacturing - 0.3% - (continued)
	Goodyear (The) Tire & Rubber Co.
$2,000	4.75%, 04/30/2019	$2,008
		3,012
	Real Estate, Rental and Leasing - 0.1%
	International Lease Finance Corp.
685	3.50%, 03/06/2021	682

	Retail Trade - 0.0%
	Michaels Stores, Inc.
416	3.75%, 01/28/2020	415

	Utilities - 0.3%
	Calpine Corp.
1,207	4.00%, 10/09/2019	1,206
	Energy Transfer Equity L.P.
2,000	3.25%, 12/02/2019	1,978
		3,184
	Total Senior Floating Rate Interests
	(Cost $50,443)	$50,431

U.S. Government Agencies - 0.0%
	FNMA - 0.0%
$2	10.50%, 12/01/2018	$2

	GNMA - 0.0%
2	11.00%, 12/20/2015 - 12/20/2018	2

	Total U.S. Government Agencies
	(Cost $4)	$4

U.S. Government Securities - 92.0%
U.S. Treasury Securities - 92.0%
	U.S. Treasury Bonds - 0.5%
$5,050	1.38%, 02/15/2044 ◄	$5,367

	U.S. Treasury Notes - 91.5%
584,315	0.13%, 04/15/2016 - 01/15/2023 □◄	605,890
78,730	0.38%, 07/15/2023 ◄	79,434
124,000	0.63%, 07/15/2021 - 01/15/2024 ◄	130,172
66,725	1.13%, 01/15/2021 ◄	76,560
52,115	1.25%, 07/15/2020 ◄╦‡	60,870
24,525	1.38%, 01/15/2020 ◄	28,944
1,775	1.63%, 01/15/2018 ◄	2,165
19,300	1.88%, 07/15/2019 ◄	23,762
29,830	2.13%, 01/15/2019 ◄	36,593
23,975	2.38%, 01/15/2017 ◄	30,592
		1,074,982
		1,080,349
	Total U.S. Government Securities
	(Cost $1,089,921)	$1,080,349

	Total Long-Term Investments
	(Cost $1,181,755)	$1,172,100

	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $345, collateralized by GNMA 4.00%, 2044, value of $352)
345	0.05%, 4/30/2014	345
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $1,714, collateralized by U.S.
Treasury Bond 3.75% - 11.25%, 2015 - 2043,
U.S. Treasury Note 0.13% - 4.75%, 2014 -
	2024, value of $1,749)
1,714	0.04%, 4/30/2014	1,714
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $607, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $619)
607	0.04%, 4/30/2014	607
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
05/01/2014 in the amount of $1,502,
collateralized by U.S. Treasury Bill 0.02% -
0.14%, 2014 - 2015, U.S. Treasury Bond
2.75% - 10.63%, 2015 - 2042, U.S. Treasury
Note 0.25% - 5.13%, 2014 - 2023, value of
	$1,532)
1,502	0.04%, 4/30/2014	1,502
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $913, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $931)
913	0.05%, 4/30/2014	913
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $751, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $766)
751	0.04%, 4/30/2014	751
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$2,086, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%,
	2017, value of $2,128)
2,086	0.05%, 4/30/2014	2,086
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $11, collateralized by U.S. Treasury Note 2.13%, 2015, value of $11)
11	0.04%, 4/30/2014	11
		7,929
	Total Short-Term Investments
	(Cost $7,929)	$7,929

	Total Investments

The accompanying notes are an integral part of these financial statements.

6

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
U.S. Government Securities - 92.0% - (continued)
U.S. Treasury Securities - 92.0% - (continued)
U.S. Treasury Notes - 91.5% - (continued)
(Cost $1,189,684) ▲	100.5%	$1,180,029
Other Assets and Liabilities	(0.5)%	(5,348)
Total Net Assets	100.0%	$1,174,681

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $1,196,162 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,435
Unrealized Depreciation	(18,568)
Net Unrealized Depreciation	$(16,133)

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $3,406 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2014.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2014.

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Short position contracts:
U.S. Treasury 10-Year Note Future	706	06/19/2014	$87,739	$87,842	$–	$(103)	$–	$(107)
U.S. Treasury 5-Year Note Future	351	06/30/2014	42,029	41,928	101	–	–	(298)
U.S. Treasury CME Ultra Long Term Bond Future	54	06/19/2014	7,573	7,953	–	(380)	–	(47)
Total					$101	$(483)	$–	$(452)

* The number of contracts does not omit 000's.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2014

	Payments made	Payments received	Notional	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund (a)	Amount	Date	Paid	Received	Value ╪	Asset	Liability
DEUT	2.02% Fixed	CPURNSA	USD 50,000	04/15/18	$–	$–	$24	$24	$–

(a)	If the index level of the floating index (CPURNSA) was to drop below the initial index level when the interest rate swap was purchased, the Fund will be required to make a payment to the counterparty rather than receive the payment noted in the table above.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CAD	Buy	05/30/2014	BMO	$8,336	$8,400	$64	$–
CHF	Sell	05/30/2014	CSFB	7,402	7,446	–	(44)
EUR	Sell	05/30/2014	CBA	7,667	7,694	–	(27)
GBP	Sell	05/30/2014	MSC	4,685	4,703	–	(18)
JPY	Sell	06/18/2014	JPM	39,130	39,540	–	(410)
JPY	Sell	05/30/2014	NAB	16,410	16,474	–	(64)
Total						$64	$(563)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
CBA	Commonwealth Bank of Australia
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited

Currency Abbreviations:
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
JPY	Japanese Yen
USD	U.S. Dollar

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund

Investment Valuation Hierarchy Level Summary

April 30, 2014 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Foreign Government Obligations	$41,316	$–	$41,316	$–
Senior Floating Rate Interests	50,431	–	50,431	–
U.S. Government Agencies	4	–	4	–
U.S. Government Securities	1,080,349	107,228	973,121	–
Short-Term Investments	7,929	–	7,929	–
Total	$1,180,029	$107,228	$1,072,801	$–
Foreign Currency Contracts *	$64	$–	$64	$–
Futures *	101	101	–	–
Swaps - Interest Rate *	24	–	24	–
Total	$189	$101	$88	$–
Liabilities:
Foreign Currency Contracts *	$563	$–	$563	$–
Futures *	483	483	–	–
Total	$1,046	$483	$563	$–

♦	For the six-month period ended April 30, 2014, investments valued at $90,947 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Inflation Plus Fund

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,189,684)	$1,180,029
Cash	33
Unrealized appreciation on foreign currency contracts	64
Unrealized appreciation on OTC swap contracts	24
Receivables:
Fund shares sold	468
Dividends and interest	1,639
Other assets	121
Total assets	1,182,378
Liabilities:
Unrealized depreciation on foreign currency contracts	563
Payables:
Investment securities purchased	3,406
Fund shares redeemed	2,838
Investment management fees	91
Administrative fees	3
Distribution fees	74
Variation margin on financial derivative instruments	452
Accrued expenses	270
Total liabilities	7,697
Net assets	$1,174,681
Summary of Net Assets:
Capital stock and paid-in-capital	$1,225,304
Distributions in excess of net investment income	(4,533)
Accumulated net realized loss	(35,578)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(10,512)
Net assets	$1,174,681

Shares authorized	6,245,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.84/$11.35
Shares outstanding	37,828
Net assets	$410,242
Class B: Net asset value per share	$10.55
Shares outstanding	1,966
Net assets	$20,729
Class C: Net asset value per share	$10.54
Shares outstanding	26,722
Net assets	$281,617
Class I: Net asset value per share	$10.98
Shares outstanding	7,724
Net assets	$84,829
Class R3: Net asset value per share	$10.72
Shares outstanding	6,667
Net assets	$71,473
Class R4: Net asset value per share	$10.85
Shares outstanding	2,319
Net assets	$25,153
Class R5: Net asset value per share	$10.95
Shares outstanding	545
Net assets	$5,975
Class Y: Net asset value per share	$10.99
Shares outstanding	24,984
Net assets	$274,663

The accompanying notes are an integral part of these financial statements.

11

The Hartford Inflation Plus Fund

 Statement of Operations

For the Six-Month Period Ended April 30, 2014 (Unaudited)

(000’s Omitted)

Investment Income:
Interest	$2,091
Total investment income	2,091

Expenses:
Investment management fees	2,958
Administrative services fees
Class R3	70
Class R4	20
Class R5	3
Transfer agent fees
Class A	343
Class B	28
Class C	187
Class I	86
Class R3	5
Class R4	1
Class R5	1
Class Y	2
Distribution fees
Class A	552
Class B	120
Class C	1,587
Class R3	176
Class R4	34
Custodian fees	6
Accounting services fees	89
Registration and filing fees	70
Board of Directors' fees	19
Audit fees	12
Other expenses	132
Total expenses (before waivers and fees paid indirectly)	6,501
Expense waivers	(318)
Custodian fee offset	—
Total waivers and fees paid indirectly	(318)
Total expenses, net	6,183
Net Investment Loss	(4,092)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(30,903)
Net realized loss on futures contracts	(127)
Net realized loss on swap contracts	(279)
Net realized gain on foreign currency contracts	2,188
Net realized gain on other foreign currency transactions	21
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(29,100)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	24,561
Net unrealized depreciation of futures contracts	(382)
Net unrealized appreciation of swap contracts	270
Net unrealized depreciation of foreign currency contracts	(932)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	23,517
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(5,583)
Net Decrease in Net Assets Resulting from Operations	$(9,675)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Inflation Plus Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income (loss)	$(4,092)	$3,002
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(29,100)	43,823
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	23,517	(203,225)
Net Decrease in Net Assets Resulting from Operations	(9,675)	(156,400)
Distributions to Shareholders:
From net investment income
Class A	(450)	(2,474)
Class B	(9)	(90)
Class C	(114)	(1,248)
Class I	(124)	(963)
Class R3	(47)	(221)
Class R4	(25)	(115)
Class R5	(7)	(27)
Class Y	(349)	(1,298)
Total from net investment income	(1,125)	(6,436)
From net realized gain on investments
Class A	(17,316)	(28,407)
Class B	(993)	(1,765)
Class C	(12,950)	(24,327)
Class I	(3,925)	(9,692)
Class R3	(2,610)	(3,142)
Class R4	(1,010)	(1,360)
Class R5	(219)	(272)
Class Y	(10,242)	(12,267)
Total from net realized gain on investments	(49,265)	(81,232)
Total distributions	(50,390)	(87,668)
Capital Share Transactions:
Class A	(76,626)	(256,996)
Class B	(6,614)	(19,364)
Class C	(77,495)	(266,637)
Class I	(34,641)	(147,208)
Class R3	1,221	(10,753)
Class R4	(3,225)	(7,454)
Class R5	6	(1,005)
Class Y	(1,181)	(54,921)
Net decrease from capital share transactions	(198,555)	(764,338)
Net Decrease in Net Assets	(258,620)	(1,008,406)
Net Assets:
Beginning of period	1,433,301	2,441,707
End of period	$1,174,681	$1,433,301
Undistributed (distribution in excess of) net investment income	$(4,533)	$684

The accompanying notes are an integral part of these financial statements.

13

The Hartford Inflation Plus Fund

Notes to Financial Statements

April 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Inflation Plus Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

14

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs.Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

15

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

16

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the

17

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed

18

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of

19

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$64	$—	$—	$—	$—	$64
Unrealized appreciation on OTC swap contracts	24	—	—	—	—	—	24
Total	$24	$64	$—	$—	$—	$—	$88

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$563	$—	$—	$—	$—	$563
Variation margin payable *	452	—	—	—	—	—	452
Total	$452	$563	$—	$—	$—	$—	$1,015

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(382) as reported in the Schedule of Investments.

20

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on futures	$(127)	$—	$—	$—	$—	$—	$(127)
Net realized loss on swap contracts	(279)	—	—	—	—	—	(279)
Net realized gain on foreign currency contracts	—	2,188	—	—	—	—	2,188
Total	$(406)	$2,188	$—	$—	$—	$—	$1,782

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures contracts	$(382)	$—	$—	$—	$—	$—	$(382)
Net change in unrealized appreciation of swap contracts	270	—	—	—	—	—	270
Net change in unrealized depreciation of foreign currency contracts	—	(932)	—	—	—	—	(932)
Total	$(112)	$(932)	$—	$—	$—	$—	$(1,044)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
OTC swap contracts at market value	$24	$—	$—	$—	$24
Unrealized appreciation on foreign currency contracts	64	—	—	—	64
Total subject to a master netting or similar arrangement	$88	$—	$—	$—	$88

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

21

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged		Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$452	$—	$(2,393	)†	$—	$—
Unrealized depreciation on foreign currency contracts	563	—	—		—	563
Total subject to a master netting or similar arrangement	$1,015	$—	$(2,393)		$—	$563

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

22

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$66,249	$58,892
Long-Term Capital Gains ‡	21,680	49,442

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

 As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,117
Undistributed Long-Term Capital Gain	49,265
Unrealized Depreciation*	(40,940)
Total Accumulated Earnings	$9,442

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$15
Accumulated Net Realized Gain (Loss)	(15)

23

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $500 million	0.450%
On next $1.5 billion	0.445%
On next $2.5 billion	0.440%
On next $5 billion	0.430%
Over $10 billion	0.420%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $ 10 billion	0.010%

24

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	0.55%

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.60
Class R3	1.20
Class R4	0.90
Class R5	0.60
Class Y	0.52

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $134 and contingent deferred sales charges of $42 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was

25

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	15%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$27,699	$584,695	$612,394
Sales Proceeds	24,348	799,381	823,729

26

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	2,036	1,594	(10,661)	(7,031)	7,848	2,394	(32,643)	(22,401)
Amount	$22,039	$17,054	$(115,719)	$(76,626)	$94,162	$29,217	$(380,375)	$(256,996)
Class B
Shares	16	83	(723)	(624)	68	133	(1,893)	(1,692)
Amount	$156	$874	$(7,644)	$(6,614)	$812	$1,594	$(21,770)	$(19,364)
Class C
Shares	454	1,101	(8,860)	(7,305)	4,240	1,830	(29,790)	(23,720)
Amount	$4,781	$11,467	$(93,743)	$(77,495)	$50,424	$21,931	$(338,992)	$(266,637)
Class I
Shares	854	290	(4,279)	(3,135)	4,774	668	(17,931)	(12,489)
Amount	$9,365	$3,136	$(47,142)	$(34,641)	$57,480	$8,218	$(212,906)	$(147,208)
Class R3
Shares	681	247	(805)	123	1,447	273	(2,663)	(943)
Amount	$7,261	$2,609	$(8,649)	$1,221	$16,922	$3,307	$(30,982)	$(10,753)
Class R4
Shares	363	77	(733)	(293)	1,126	98	(1,871)	(647)
Amount	$3,924	$824	$(7,973)	$(3,225)	$13,352	$1,201	$(22,007)	$(7,454)
Class R5
Shares	122	21	(142)	1	338	24	(454)	(92)
Amount	$1,340	$226	$(1,560)	$6	$4,063	$298	$(5,366)	$(1,005)
Class Y
Shares	2,781	960	(3,839)	(98)	8,469	1,082	(14,094)	(4,543)
Amount	$30,559	$10,396	$(42,136)	$(1,181)	$101,097	$13,318	$(169,336)	$(54,921)
Total
Shares	7,307	4,373	(30,042)	(18,362)	28,310	6,502	(101,339)	(66,527)
Amount	$79,425	$46,586	$(324,566)	$(198,555)	$338,312	$79,084	$(1,181,734)	$(764,338)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	41	$440
For the Year Ended October 31, 2013	131	$1,540

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed

27

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

The Hartford Inflation Plus Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$11.32	$(0.03)	$(0.03)	$(0.06)	$(0.01)	$(0.41)	$(0.42)	$10.84	(0.49	)%(D)	$410,242	0.93	%(E)	0.85	%(E)	(0.53	)%(E)
B	11.05	(0.07)	(0.02)	(0.09)	–	(0.41)	(0.41)	10.55	(0.75	)(D)	20,729	1.76	(E)	1.60	(E)	(1.33	)(E)
C	11.05	(0.07)	(0.03)	(0.10)	–	(0.41)	(0.41)	10.54	(0.84	)(D)	281,617	1.64	(E)	1.60	(E)	(1.31	)(E)
I	11.45	(0.02)	(0.03)	(0.05)	(0.01)	(0.41)	(0.42)	10.98	(0.37	)(D)	84,829	0.69	(E)	0.60	(E)	(0.32	)(E)
R3	11.21	(0.04)	(0.03)	(0.07)	(0.01)	(0.41)	(0.42)	10.72	(0.62	)(D)	71,473	1.24	(E)	1.20	(E)	(0.78	)(E)
R4	11.33	(0.03)	(0.03)	(0.06)	(0.01)	(0.41)	(0.42)	10.85	(0.49	)(D)	25,153	0.93	(E)	0.90	(E)	(0.53	)(E)
R5	11.42	(0.01)	(0.04)	(0.05)	(0.01)	(0.41)	(0.42)	10.95	(0.37	)(D)	5,975	0.65	(E)	0.60	(E)	(0.20	)(E)
Y	11.46	(0.01)	(0.04)	(0.05)	(0.01)	(0.41)	(0.42)	10.99	(0.36	)(D)	274,663	0.52	(E)	0.52	(E)	(0.13	)(E)

For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$(0.46)	$11.32	(7.15)%		$507,889	0.88%		0.85%		0.34%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	(0.44)	11.05	(7.88)		28,633	1.69		1.60		(0.43)
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	(0.44)	11.05	(7.81)		375,906	1.60		1.60		(0.42)
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	(0.46)	11.45	(6.88)		124,329	0.65		0.60		0.51
R3	12.57	–	(0.91)	(0.91)	(0.03)	(0.42)	(0.45)	11.21	(7.49)		73,380	1.22		1.20		0.01
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	(0.46)	11.33	(7.15)		29,584	0.91		0.90		0.30
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	(0.46)	11.42	(6.90)		6,219	0.63		0.60		0.69
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	(0.47)	11.46	(6.79)		287,361	0.51		0.51		0.60

For the Year Ended October 31, 2012
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$(0.59)	$12.65	7.41%		$851,003	0.86%		0.85%		0.69%
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	(0.56)	12.44	6.65		53,262	1.66		1.60		(0.11)
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	(0.56)	12.43	6.66		717,899	1.59		1.59		(0.04)
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	(0.60)	12.76	7.70		297,985	0.64		0.60		0.91
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	(0.57)	12.57	7.07		94,112	1.21		1.20		0.41
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	(0.59)	12.66	7.39		41,261	0.91		0.90		0.69
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	(0.60)	12.73	7.63		8,096	0.62		0.60		1.05
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	(0.60)	12.76	7.73		378,089	0.50		0.50		0.99

For the Year Ended October 31, 2011 (F)
A(G)	$12.27	$0.35	$0.58	$0.93	$(0.32)	$(0.52)	$(0.84)	$12.36	8.19%		$836,386	0.87%		0.85%		2.89%
B	12.16	0.26	0.57	0.83	(0.25)	(0.52)	(0.77)	12.22	7.35		72,383	1.67		1.60		2.14
C	12.15	0.26	0.57	0.83	(0.25)	(0.52)	(0.77)	12.21	7.36		678,916	1.60		1.60		2.16
I	12.34	0.37	0.59	0.96	(0.34)	(0.52)	(0.86)	12.44	8.45		300,497	0.64		0.60		3.19
R3	12.23	0.30	0.59	0.89	(0.29)	(0.52)	(0.81)	12.31	7.83		65,208	1.22		1.20		2.70
R4	12.28	0.34	0.58	0.92	(0.31)	(0.52)	(0.83)	12.37	8.14		25,566	0.92		0.90		2.93
R5	12.31	0.36	0.61	0.97	(0.34)	(0.52)	(0.86)	12.42	8.55		14,764	0.63		0.60		3.69
Y	12.33	0.39	0.59	0.98	(0.35)	(0.52)	(0.87)	12.44	8.63		299,096	0.51		0.51		3.37

See Portfolio Turnover information on the next page.

29

The Hartford Inflation Plus Fund

Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets
For the Year Ended October 31, 2010
A	$11.39	$0.17	$0.96	$1.13	$(0.18)	$(0.07)	$(0.25)	$12.27	10.06%	$822,952	0.92%	0.90%	1.52%
B	11.30	0.09	0.95	1.04	(0.11)	(0.07)	(0.18)	12.16	9.28	103,313	1.71	1.65	0.77
C	11.29	0.08	0.96	1.04	(0.11)	(0.07)	(0.18)	12.15	9.28	674,801	1.65	1.65	0.75
I	11.45	0.20	0.96	1.16	(0.20)	(0.07)	(0.27)	12.34	10.32	243,916	0.71	0.65	1.74
R3	11.36	0.12	0.96	1.08	(0.14)	(0.07)	(0.21)	12.23	9.67	33,638	1.29	1.25	1.09
R4	11.40	0.15	0.97	1.12	(0.17)	(0.07)	(0.24)	12.28	9.97	14,398	0.98	0.97	1.35
R5	11.42	0.18	0.98	1.16	(0.20)	(0.07)	(0.27)	12.31	10.30	2,878	0.68	0.67	1.60
Y	11.43	0.21	0.97	1.18	(0.21)	(0.07)	(0.28)	12.33	10.49	318,524	0.57	0.57	1.88

For the Year Ended October 31, 2009
A	$9.78	$0.09	$1.59	$1.68	$(0.07)	$–	$(0.07)	$11.39	17.20%	$608,161	0.96%	0.85%	0.89%
B	9.76	(0.07)	1.66	1.59	(0.05)	–	(0.05)	11.30	16.30	95,935	1.75	1.60	(0.64)
C	9.75	(0.01)	1.60	1.59	(0.05)	–	(0.05)	11.29	16.32	463,764	1.69	1.60	(0.07)
I	9.81	0.19	1.52	1.71	(0.07)	–	(0.07)	11.45	17.53	137,773	0.74	0.60	1.92
R3	9.78	0.26	1.38	1.64	(0.06)	–	(0.06)	11.36	16.78	5,355	1.38	1.25	2.73
R4	9.79	0.30	1.37	1.67	(0.06)	–	(0.06)	11.40	17.14	2,758	1.02	1.00	3.07
R5	9.80	0.30	1.39	1.69	(0.07)	–	(0.07)	11.42	17.30	258	0.76	0.76	2.91
Y	9.80	0.02	1.68	1.70	(0.07)	–	(0.07)	11.43	17.44	165,637	0.59	0.59	0.16

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Class L was merged into Class A on August 5, 2011.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	48%
For the Year Ended October 31, 2013	82
For the Year Ended October 31, 2012	102
For the Year Ended October 31, 2011	232
For the Year Ended October 31, 2010	322
For the Year Ended October 31, 2009	145

30

The Hartford Inflation Plus Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

31

The Hartford Inflation Plus Fund

Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

32

The Hartford Inflation Plus Fund

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Inflation Plus Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$995.10	$4.20	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class B	$1,000.00	$992.50	$7.90	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class C	$1,000.00	$991.60	$7.90	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class I	$1,000.00	$996.30	$2.97	$1,000.00	$1,021.82	$3.01	0.60	181	365
Class R3	$1,000.00	$993.80	$5.93	$1,000.00	$1,018.85	$6.01	1.20	181	365
Class R4	$1,000.00	$995.10	$4.45	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class R5	$1,000.00	$996.30	$2.97	$1,000.00	$1,021.82	$3.01	0.60	181	365
Class Y	$1,000.00	$996.40	$2.59	$1,000.00	$1,022.20	$2.62	0.52	181	365

34

The Hartford Inflation Plus Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment and Sovereign Debt Risk: Investments in foreign investments and sovereign debt can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, risks that stem from substantially lower trading volume on foreign markets, and default risk. Sovereign debt investments are also subject to credit risk and the risk of default.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

35

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

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Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-IP14 4/14 113986-2 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD INTERNATIONAL

CAPITAL APPRECIATION FUND*

2014 Semi Annual Report

*Prior to March 1, 2014, Hartford International Capital Appreciation Fund was known as The Hartford Diversified International Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford International Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford International Capital Appreciation Fund inception 06/30/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 6/30/08 – 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
International Capital Appreciation A#	4.35%	11.32%	13.47%	1.41%
International Capital Appreciation A##	-1.39%	5.19%	12.19%	0.43%
International Capital Appreciation B#	3.87%	10.49%	12.67%	0.68%
International Capital Appreciation B##	-1.13%	5.49%	12.42%	0.51%
International Capital Appreciation C#	3.94%	10.48%	12.66%	0.67%
International Capital Appreciation C##	2.94%	9.48%	12.66%	0.67%
International Capital Appreciation I#	4.43%	11.72%	13.90%	1.79%
International Capital Appreciation R3#	4.19%	11.02%	13.22%	1.17%
International Capital Appreciation R4#	4.25%	11.30%	13.54%	1.44%
International Capital Appreciation R5#	4.42%	11.70%	13.85%	1.74%
International Capital Appreciation Y#	4.47%	11.75%	13.92%	1.80%
MSCI All Country World ex USA Index	3.12%	10.22%	13.40%	2.54%

†	Not Annualized
▲	Inception: 06/30/2008
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford International Capital Appreciation Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
International Capital Appreciation Class A	1.45%	1.95%
International Capital Appreciation Class B	2.20%	2.64%
International Capital Appreciation Class C	2.20%	2.68%
International Capital Appreciation Class I	1.20%	1.56%
International Capital Appreciation Class R3	1.65%	2.25%
International Capital Appreciation Class R4	1.35%	1.94%
International Capital Appreciation Class R5	1.05%	1.63%
International Capital Appreciation Class Y	1.00%	1.53%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Kent M. Stahl, CFA	Gregg R. Thomas, CFA	Jean-Marc Berteaux
Senior Vice President and Director, Investments and Risk Management	Senior Vice President and Director, Risk Management	Senior Vice President and Equity Portfolio Manager

James H. Shakin, CFA	Tara Connolly Stilwell, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of Hartford International Capital Appreciation Fund returned 4.35%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned 3.12% for the same period. The Fund also outperformed the 3.06% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market (EM) countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. EM equities trailed their developed market counterparts for the period.

All ten sectors within the MSCI All Country World ex USA Index posted positive returns for the period. The Healthcare (+13%), Utilities (+6%), and Energy (+5%) sectors posted the largest gains while the Consumer Discretionary (0%), Financials (+1%), and Materials (+2%) sectors lagged on a relative basis.

Security selection was the primary driver of relative outperformance versus the benchmark during the period. Stock selection was strongest within the Industrials, Consumer Discretionary, and Information Technology sectors. This was partially offset by weaker selection in the Financials and Consumer Staples sectors. Overall, sector allocation, which is driven by our bottom-up stock selection, also contributed to benchmark-relative returns. The benefit of being overweight the Information Technology sector and underweight the lagging Financials sector was partially offset by an overweight to the Consumer Discretionary sector. On a regional basis, overweight allocations to Japan and EM detracted. However, this was more than offset by strong security selection in these regions.

Top contributors to relative performance during the period included Toyota Motor Corp (Consumer Discretionary), AstraZeneca (Healthcare), and DSV (Industrials). Shares of Toyota Motor Corp, a Japanese auto company, fell due to recall concerns and news of a $1 billion deal to end a criminal probe of how it disclosed drivers' complaints of unintended acceleration. Not owning this poor performing benchmark constituent contributed to relative performance. Shares of AstraZeneca, a U.K.-based, multinational pharmaceutical company, outperformed late in the period on news that Pfizer, a U.S.-based, pharmaceutical company, offered to acquire the company at a price that AstraZeneca dismissed as being too low. We view the stock as an underappreciated way to play the immuno-oncology theme, an exciting new area in medicine that could completely change the way cancer is treated. DSV, a

3

Hartford International Capital Appreciation Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Denmark-based provider of global freight transportation and logistics services, saw shares rise on news of an expansion of business with Audi, taking over supply chain management for one of Audi’s German manufacturing plants. Valeo (Consumer Discretionary) also contributed to absolute performance.

The largest detractors from relative performance were Royal Dutch Shell (Energy), AirAsia (Industrials), and Novo Nordisk (Healthcare). Shares of Royal Dutch Shell, a global oil and gas company, rose despite the company issuing a profit warning. Investors took solace from the new CEO’s restructuring plan, which is aimed at reducing costs and improving profitability. Not owning this strong performing benchmark component during the period hurt benchmark-relative performance. The stock of AirAsia, the largest low cost airline in Asia, underperformed on market concern about excess capacity growth in their home market of Malaysia as well as foreign exchange losses on dollar denominated aircraft debt. Novo Nordisk is a Healthcare company engaged in the discovery, development, manufacturing and marketing of pharmaceutical products. Its shares rose alongside positive news flow related to ongoing drug trials. Not owning this benchmark component detracted from relative performance. MUFG (Financials) and China Overseas Grand (Financials) also detracted from absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions are still far from synchronized across regions, contributing to a diverse central bank policy environment. We believe inflation is not yet a concern for the world economy. We expect the U.S. economy to regain momentum and job and wage growth, developments that will be watched closely by the U.S. Federal Reserve (the Fed) as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases.

The Fund ended the period most overweight the Industrials, Consumer Discretionary, and Information Technology sectors and most underweight the Financials, Energy, and Consumer Staples sectors relative to its benchmark. On a regional basis, the Fund was most overweight Europe ex the U.K. and most underweight Asia Pacific ex Japan.

Diversification by Sector

as of April 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	17.5%
Consumer Staples	7.2
Energy	4.2
Financials	15.1
Health Care	8.8
Industrials	19.7
Information Technology	10.2
Materials	7.2
Services	3.6
Utilities	2.6
Total	96.1%
Short-Term Investments	3.4
Other Assets and Liabilities	0.5
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford International Capital Appreciation Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.5%
	Argentina - 0.2%
—	Banco Macro S.A. ●	$15
2	Grupo Financiero Galicia S.A.	20
1	YPF Sociedad Anonima ADR	22
		57
	Australia - 1.0%
55	Alumina Ltd.	69
3	Domino's Pizza Enterprises Ltd.	56
4	Energy Resources of Australia Ltd. ●	5
3	Karoon Gas Australia Ltd. ●†	8
30	Qantas Airways Ltd. ●	34
23	Resolute Mining Ltd. ●	13
3	Seek Ltd.	42
12	Tox Free Solutions Ltd.	40
37	Transpacific Industries Group Ltd. ●	38
		305
	Austria - 0.0%
1	Zumbotel AG	12

	Belgium - 1.8%
1	Ageas	42
3	Agfa Gevaert N.V. ●	13
3	Anheuser-Busch InBev N.V.	329
—	Delhaize-Le Lion S.A.	20
—	RTL Group S.A.	31
1	UCB S.A.	98
		533
	Brazil - 1.2%
8	All America Latina Logistica S.A.	32
3	Anhanguera Educacional Participacoes S.A.	20
4	Banco Bradesco S.A. ADR	55
2	Banco Santander Brasil S.A.	11
4	HRT Participacoes em Petroleo S.A. ●	1
4	Itau Unibanco Banco Multiplo S.A. ADR	66
2	Kroton Educacional S.A.	40
2	Linx S.A.	44
2	Petroleo Brasileiro S.A. ADR	29
2	Smiles S.A.	32
2	Valid Solucoes S.A.	37
		367
	Canada - 2.7%
9	Air Canada-Class A ●	65
1	Barrick Gold Corp.	20
3	Cameco Corp.	62
3	Canadian National Railway Co.	168
3	Centerra Gold, Inc.	14
3	Eldorado Gold Corp.	19
1	EnCana Corp.	28
6	Kinross Gold Corp.	26
17	Madalena Energy, Inc. ●	10
2	Methanex Corp.	130
2	Northern Dynasty Minerals Ltd. ●	1
2	Painted Pony Petroleum Ltd. ●	20
2	Talisman Energy, Inc.	24
13	Trican Well Service Ltd.	192
3	Uranium Participation Corp. ●	14
		793
	China - 5.9%
2	21Vianet Group, Inc. ADR ●	42
36	Air China Ltd.	20
34	AMVIG Holdings Ltd.	12
69	BBMG Corp.	49
73	China Overseas Grand Oceans Group Ltd.	43
17	China Pacific Insurance Co., Ltd.	55
25	China Unicom Ltd.	38
7	ChinaCache International Holdings Ltd. ADR ⌂●†	88
34	Daphne International Holdings Ltd.	14
68	Dongfeng Motor Group Co., Ltd.	91
11	ENN Energy Holdings Ltd.	80
304	Greatview Aseptic Packaging Co., Ltd.	185
97	Guangdong Investment Ltd.	106
232	Huabao International Holdings Ltd.	110
99	Intime Retail Group Co., Ltd.	97
311	Maoye International Holdings	45
2	NetEase, Inc. ADR	113
4	New Oriental Education & Technology Group, Inc. ADR	104
24	New World Department Store China	11
1	NQ Mobile, Inc. ADR ●	10
78	PetroChina Co., Ltd.	90
7	Phoenix New Media Ltd. ADR ●	63
3	Sinovac Biotech Ltd. ●	16
6	WuXi PharmaTech Cayman, Inc. ●	215
25	Zhuzhou CSR Times Electric	72
		1,769
	Denmark - 1.5%
13	DSV A/S	419
1	H. Lundbeck A/S	27
		446
	Finland - 0.7%
3	Kone Oyj Class B	112
2	Sampo Oyj Class A	86
		198
	France - 13.0%
1	Accor S.A.	68
9	Air France ●☼	127
1	Air Liquide	163
—	Alten Ltd.	23
1	AtoS	90
2	BNP Paribas	139
3	Bureau Veritas S.A.	79
2	Capital Gemini S.A.	126
2	Cie Generale d'Optique Essilor International S.A.	266
—	Ciments Francais S.A.	12
1	Compagnie De Saint-Gobain	52
—	Devoteam S.A.	6
7	Edenred	247
2	GDF Suez	51
1	GFI Informatique S.A.	8
—	Groupe FNAC S.A. ●	5
1	Groupe Steria SCA	35
6	JC Decaux S.A.	228
—	Lafarge S.A.	32
—	Lagardere S.C.A.	17
3	Legrand S.A.	181
1	Metropole Television S.A.	18
6	Orange S.A. ☼	105
1	Pernod-Ricard S.A.	158
2	Peugeot S.A.	39
3	Renault S.A.	286
3	Rexel S.A.	63

The accompanying notes are an integral part of these financial statements.

5

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.5% - (continued)
	France - 13.0% - (continued)
—	S.p.A.Group S.A.	$13
1	Saft Groupe S.A.	18
2	Sanofi-Aventis S.A. ☼	209
2	Schneider Electric S.A.	143
2	Societe Generale Class A	149
1	Thales S.A.	45
1	Total S.A.	99
—	Unibail Rodamco REIT	134
1	Valeo S.A.	163
3	Vallourec S.A.	195
2	Zodiac Aerospace	71
		3,863
	Germany - 3.2%
—	Bertrandt AG	36
1	Brenntag AG	230
1	E.On SE	24
1	Gerry Weber International AG	37
1	Hamburger Hafen und Logistik	13
1	Hugo Boss AG	113
15	Infineon Technologies AG	169
—	Koenig & Bauer AG	5
2	Kontron AG	12
1	Lanxess	90
1	Norma Group SE	32
—	Rheinmetall AG	32
1	RWE AG	25
1	Salzgitter AG	31
5	Tom Tailor Holding AG ●	105
		954
	Hong Kong - 4.3%
10	AAC Technologies Holdings, Inc.	56
12	AIA Group Ltd.	57
6	ASM Pacific Technology Ltd.	70
39	Baoxin Automotive Group Ltd.	29
36	Cathay Pacific Airways Ltd.	68
35	China Everbright International Ltd.	44
80	China High Precision Automation Group Ltd. ⌂†	5
107	China Lesso Group Holdings Ltd.	57
72	China Resources Cement	50
12	China Resources Gas Group LT	36
50	China State Construction International Holdings Ltd.	84
10	Clear Media Ltd.	10
3	Dah Sing Financial Group	14
168	Huadian Fuxin Energy Corp. Ltd. ●	79
13	Hysan Development Co., Ltd.	56
32	Kerry Logistics Network Ltd. ●	47
39	Kingboard Laminates Holdings	15
11	Lifestyle International Holdings Ltd.	21
1	Lifestyle Properties Development Ltd. ●	—
24	MGM China Holdings Ltd.	82
89	Pacific Basin Ship	52
26	Phoenix Healthcare Group Co., Ltd. ●	38
14	Samsonite International S.A.	43
22	Shanghai Industrial Holdings Ltd.	68
51	Skyworth Digital Holdings Ltd.	24
21	Techtronic Industries Co., Ltd.	67
63	Towngas China Co., Ltd.	72
106	Xingda International Holdings	47
		1,291
	India - 0.3%
9	Allahabad Bank Ltd.	16
3	Canara Bank Ltd.	15
2	Corp. Bank	9
31	Manappuram Finance Ltd.	11
9	NTPC Ltd.	16
2	Oil India Ltd.	14
		81
	Indonesia - 0.6%
362	Bumi Serpong Damai PT	49
53	Matahari Department Store Tbk ●	69
130	PT XL Axiata Tbk	58
		176
	Ireland - 0.2%
5	AER Lingus Group plc	11
1	CRH plc	37
1	Grafton Group plc	10
		58
	Israel - 0.6%
1	Orbotech Ltd. ●	19
4	Teva Pharmaceutical Industries Ltd. ADR	172
		191
	Italy - 2.1%
7	Assicurazioni Generali S.p.A.	172
1	Banca Popolare dell'Emilia Tomagna Scrl	16
2	Buzzi Unicem S.p.A.	27
1	DiaSorin S.p.A.	44
3	Eni S.p.A.	66
28	Intesa Sanpaolo S.p.A.	96
11	Mediaset S.p.A.	62
15	Unicredit S.p.A.	131
		614
	Japan - 17.0%
1	Adastria Holdings Co., Ltd.	21
1	AEON Delight Co., Ltd.	13
3	AEON Mall Co., Ltd.	65
3	Aisin Seiki Co., Ltd. ☼	113
—	Alpha Systems, Inc.	3
1	Alpine Electronics, Inc.	17
5	Bridgestone Corp.	183
2	Canon, Inc.	47
1	Cawachi Ltd.	16
2	Chubu Steel Plate Co., Ltd.	8
1	CMIC Holdings Co., Ltd. ‡	13
2	Dai-ichi Life Insurance Co., Ltd.	29
3	Daiichi Sankyo Co., Ltd.	47
1	Dai-Ichi Seiko Co., Ltd.	18
6	Dainippon Screen Manufacturing Co., Ltd.	26
1	DeNa Co., Ltd.	20
2	Dentsu, Inc.	90
1	Doshisha Co., Ltd.	10
1	DTS Corp.	10
4	Eighteenth (The) Bank Ltd.	9
1	Eisai Co., Ltd.	31
1	En-Japan, Inc.	12
1	Exedy Corp.	21
2	Fuji Machine Manufacturing Co.	19
1	Fuji Photo Film Co., Ltd.	24
1	Fujimi, Inc.	16
10	Fujitsu Ltd.	59
2	Funai Electric Co., Ltd.	20

The accompanying notes are an integral part of these financial statements.

6

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.5% - (continued)
	Japan - 17.0% - (continued)
1	Futaba Corp.	$9
1	Gendai Agency, Inc.	7
3	Higashi-Nippon Bank Ltd.	8
1	Hisaka Works Ltd.	9
2	Hitachi Chemical Co., Ltd.	28
5	Hitachi Metals Ltd.	74
2	Honeys Co., Ltd.	15
3	Hosiden Corp.	15
6	Inpex Corp.	92
15	Isuzu Motors Ltd.	85
2	Itochu Techno-Solutions Corp.	63
1	Japan Digital Laboratory Co., Ltd.	13
1	Japan Petroleum Exploration Co., Ltd.	19
7	Japan Tobacco, Inc.	223
1	JSR Corp.	23
21	JX Holdings, Inc.	112
4	KDDI Corp.	194
2	Keihin Corp.	26
2	Komatsu Ltd.	53
2	K's Holdings Corp.	58
1	Kyocera Corp.	43
5	Makino Milling Machine Co.	39
2	Melco Holdings, Inc.	23
2	Mimasu Semiconductor Industry Co., Ltd.	15
1	Miraial Co., Ltd.	14
8	Mitsubishi Electric Corp.	91
2	Mitsubishi Estate Co., Ltd.	39
47	Mitsubishi UFJ Financial Group, Inc.	250
14	Mitsubishi UFJ Lease & Finance Co., Ltd.	71
11	Mitsui Chemicals, Inc.	27
7	Mitsui O.S.K. Lines Ltd.	22
2	Mitsumi Electric Co., Ltd.	10
5	Net One Systems Co., Ltd.	40
2	Nichicon Corp.	13
—	Nintendo Co., Ltd.	21
3	Nippon Telegraph & Telephone Corp.	139
2	Nishimatsuya Chain Co., Ltd.	16
8	Nissan Motor Co., Ltd.	73
1	Nitto Denko Corp.	30
2	Nok Corp.	29
11	Nomura Holdings, Inc.	64
1	NSD Co., Ltd.	9
2	OBIC Co., Ltd.	71
3	Oita Bank Ltd.	11
2	Ono Pharmaceutical Co., Ltd.	151
1	Pal Co., Ltd.	12
1	Proto Corp.	14
5	Rakuten, Inc.	58
3	Rohm Co., Ltd.	126
1	Roland Corp.	16
—	Shimamura Co., Ltd.	19
3	Shin-Etsu Polymer Co., Ltd.	12
2	Shinkawa Ltd.	10
4	Shinko Electric Industries Co., Ltd.	26
4	Shionogi & Co., Ltd.	71
4	Sony Financial Holdings, Inc.	62
1	Star Micronics Co., Ltd.	12
1	Sumisho Computer Systems Corp.	25
7	Sumitomo Bakelite Co., Ltd.	27
3	Sumitomo Mitsui Financial Group, Inc.	110
19	T&D Holdings, Inc.	231
2	Tachi-S Co., Ltd.	37
1	Taihei Dengyo Kaisha Ltd.	7
43	Taiheyo Cement Corp.	152
3	Tochigi (The) Bank Ltd.	12
1	Tokai Rika Co., Ltd.	24
2	Tokai Rubber Industries Ltd.	20
3	Tokio Marine Holdings, Inc.	97
1	Tokyo Electron Ltd.	28
3	Tokyo Ohka Kogyo Co., Ltd.	78
1	Tokyo Seimitsu Co., Ltd.	24
3	Toshiba Machine Co., Ltd.	13
2	Toyo Suisan Kaisha Ltd.	72
2	Toyoda Gosei Co., Ltd.	29
2	Toyota Boshoku Corp.	26
2	Toyota Industries Corp.	91
—	Tri-Stage, Inc.	4
—	Tsuruha Holdings, Inc.	29
2	Ushio, Inc.	26
1	XEBIO Co., Ltd.	22
2	Yamanashi (The) Chuo Bank Ltd.	9
1	Yamato Kogyo Co.	23
1	Yamazen Corp.	6
1	Zuken, Inc.	6
		5,063
	Malaysia - 0.6%
282	AirAsia Berhad	192

	Mexico - 2.0%
19	Alfa S.A.B. de C.V.	50
4	Cemex S.A.B. de C.V. ADR ●	53
22	Compartamos S.A.B. de C.V.	39
23	Corporacion Inmobiliaria Vesta S. de RL de C.V.	46
18	Credito Real S.A. de C.V.	33
19	Fibra Uno Administracion S.A. REIT	63
—	Grupo Aeroportuario del Sureste S.A.B. de C.V.	44
20	Grupo Famsa S.A. ●	27
9	Grupo Financiero Banorte S.A.B. de C.V.	58
11	Grupo Mexico S.A.B. de C.V.	34
2	Grupo Televisa S.A. ADR	52
9	Infraestructura Energetica Nova, S.A.B. de C.V.	48
16	OHL Mexico S.A.B. de C.V. ●	43
		590
	Netherlands - 2.5%
1	ASML Holding N.V.	60
2	Delta Lloyd N.V.	43
3	Heineken N.V.	220
11	ING Groep N.V. ●	161
19	Koninklijke (Royal) KPN N.V.	69
1	Koninklijke Philips N.V.	45
2	NXP Semiconductors N.V. ●	91
8	PostNL ☼	35
1	USG People N.V.	14
—	Wolters Kluwer N.V.	9
		747
	Norway - 0.3%
9	Orkla ASA	71
5	Storebrand ASA	26
		97

The accompanying notes are an integral part of these financial statements.

7

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.5% - (continued)
	Panama - 0.6%
1	Copa Holdings S.A. Class A	$189

	Peru - 0.2%
14	Alicorp S.A.	42
2	Compania De Minas Buenaventur ADR	30
		72
	Philippines - 0.7%
36	BDO Unibank, Inc.	72
250	Bloombery Resorts Corp. ●	68
777	Megaworld Corp.	81
		221
	Portugal - 0.7%
8	Banco Espirito Santo S.A. ●	14
4	Galp Energia SGPS S.A.	72
7	Jeronimo Martins	120
		206
	Russia - 0.1%
5	OAO Gazprom Class S ADR	35

	Singapore - 0.7%
71	Ascott Residence Trust REIT	68
50	Biosensors International Group Ltd.	38
26	First Resources Ltd.	53
24	Singapore Airport Terminal Services Ltd.	61
		220
	South Africa - 0.6%
2	Impala Platinum Holdings Ltd.	25
33	Life Healthcare Group Holdings Pte Ltd.	133
8	Raubex Group Ltd.	16
		174
	South Korea - 4.9%
—	Amorepacific Corp.	59
4	CJ Hellovision Co., Ltd.	74
1	Coway Co., Ltd.	91
3	Daum Communications Corp.	193
1	Doosan Corp.	72
1	GS Holdings Corp.	53
3	Hana Financial Holdings	93
1	Hanssem Co., Ltd.	46
—	Hyundai Department Store Co., Ltd.	25
1	Hyundai Development Co.	26
1	Hyundai Home Shopping Network Corp.	148
—	Hyundai Mobis Co., Ltd.	29
1	KB Financial Group, Inc.	26
2	KGInicis Co., Ltd.	34
1	Kia Motors Corp.	38
1	Korea Telecom Corp.	33
8	LG Telecom Ltd.	74
—	Orion Corp.	23
—	Posco Ltd.	36
—	Samsung Electronics Co., Ltd.	78
1	Shinhan Financial Group Co., Ltd.	56
1	SK Telecom Co., Ltd.	131
1	Tongyang Life Insurance	12
		1,450
	Spain - 0.3%
1	Almirall S.A.	25
2	Banco Popular Espanol	17
3	Telefonica S.A.	50
		92
	Sweden - 4.2%
5	Alfa Laval Ab ☼	123
5	Assa Abloy Ab ●	251
7	Atlas Copco Ab ☼	200
1	Axis Communications Ab	35
8	Electrolux AB Series B	228
10	SKF AB Class B	271
6	Trelleborg AB	129
		1,237
	Switzerland - 6.6%
—	Adecco S.A.	42
—	Belimon Holding AG	37
—	Bossard Holding AG	3
1	Compagnie Financiere Richemont S.A.	151
—	Daetwyler Holding AG	3
—	Geberit AG	134
—	Givaudan	46
—	Holcim Ltd. ●	20
—	Inficon Holdings AG ●	22
6	Julius Baer Group Ltd.	278
—	Kuehne & Nagel International AG	35
—	LEM Holdings S.A.	18
—	Lindt & Spruengli AG	29
2	Micronas Semiconductor Holding AG	18
2	Novartis AG	175
1	Roche Holding AG	384
—	SGS S.A.	72
—	Swatch Group AG	114
—	Swiss Re Ltd.	22
—	Tecan Group AG	60
14	UBS AG	302
		1,965
	Taiwan - 1.6%
2	Asustek Computer, Inc.	21
10	Catcher Technology Co., Ltd.	84
31	Compal Electronics, Inc.	22
15	Synnex Technology International Corp.	23
60	Taiwan Semiconductor Manufacturing Co., Ltd.	237
62	WPG Holdings Co., Ltd.	77
		464
	Thailand - 0.7%
112	Amata Corp. Public Co., Ltd.	54
33	PTT Chemical Public Co., Ltd. †	71
20	Total Access Communication Public Co., Ltd.	76
		201
	United Kingdom - 11.5%
2	Anglo American plc	43
9	Arm Holdings plc	137
9	Ashtead Group plc	127
3	AstraZeneca plc	258
10	Barclays Bank plc ADR	43
5	BG Group plc	107
13	BP plc ‡	110
5	British American Tobacco plc	312
8	Burberry Group plc	191
4	Capita plc	73
2	Catlin Group Ltd.	14
8	Compass Group plc	125

The accompanying notes are an integral part of these financial statements.

8

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 95.5% - (continued)
	United Kingdom - 11.5% - (continued)
2	Croda International plc		$95
9	Diageo Capital plc		280
4	Halma plc		40
10	Hays plc		26
4	Home Retail Group		15
10	HSBC Holdings plc		107
2	Intertek Group plc		90
3	Jardine Lloyd Thompson Group plc		50
13	Kingfisher plc		90
6	Lonmin plc		31
2	Mothercare plc ●		8
12	National Grid plc		166
8	Prudential plc		173
2	Reckitt Benckiser Group plc		176
6	SIG plc		19
8	Smith & Nephew plc ☼		129
2	Spectris plc		87
2	Spirax-Sarco Engineering plc		77
2	Standard Chartered plc		54
1	SuperGroup plc ●		28
1	Victrex plc		24
3	WH Smith plc		50
1	Whitbread plc		53
			3,408
	United States - 0.4%
2	Hollysys Automation Technology ●		52
2	Home Inns & Hotels Management, Inc. ●		52
			104
	Total Common Stocks
	(Cost $25,294)		$28,435

Preferred Stocks - 0.4%
	Germany - 0.4%
3	ProSieben Sat.1 Media AG		$118

	Total Preferred Stocks
	(Cost $115)		$118

Exchange Traded Funds - 0.2%
	United States - 0.2%
1	iShares MSCI EAFE ETF		$43

	Total Exchange Traded Funds
	(Cost $39)		$43

	Total Long-Term Investments (Cost $25,448)		$28,596

Short-Term Investments - 3.4%
	Repurchase Agreements - 3.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $44, collateralized by GNMA 4.00%, 2044, value of $45)
$44	0.05%, 4/30/2014		$44
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $220,
collateralized by U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 0.13%
	- 4.75%, 2014 - 2024, value of $224)
220	0.04%, 4/30/2014		220
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $78, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $79)
78	0.04%, 4/30/2014		78
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $192, collateralized by U.S. Treasury
Bill 0.02% - 0.14%, 2014 - 2015, U.S. Treasury
Bond 2.75% - 10.63%, 2015 - 2042, U.S.
Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $196)
192	0.04%, 4/30/2014		192
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $117, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $119)
117	0.05%, 4/30/2014		117
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $96, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $98)
96	0.04%, 4/30/2014		96
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $267,
collateralized by FHLMC 3.50% - 4.00%, 2026 -
2042, FNMA 3.00% - 5.00%, 2025 - 2043, U.S.
	Treasury Note 3.13%, 2017, value of $272)
267	0.05%, 4/30/2014		267
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $1, collateralized by U.S. Treasury Note 2.13%, 2015, value of $1)
1	0.04%, 4/30/2014		1
			1,015
	Total Short-Term Investments
	(Cost $1,015)		$1,015

	Total Investments
	(Cost $26,463) ▲	99.5%	$29,611
	Other Assets and Liabilities	0.5%	161
	Total Net Assets	100.0%	$29,772

The accompanying notes are an integral part of these financial statements.

9

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $26,794 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,764
Unrealized Depreciation	(947)
Net Unrealized Appreciation	$2,817

†

These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the

April 30, 2014, the aggregate value of these securities was $172, which represents 0.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $118 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2011 - 10/2011	80	China High Precision Automation Group Ltd.	$31
02/2014	7	ChinaCache International Holdings Ltd. ADR	112

At April 30, 2014, the aggregate value of these securities was $93, which represents 0.3% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CAD	Buy	05/02/2014	BCLY	$3	$3	$–	$–
CAD	Sell	05/01/2014	BCLY	5	5	–	–
EUR	Buy	05/06/2014	BOA	21	21	–	–
EUR	Buy	05/05/2014	JPM	30	30	–	–
EUR	Sell	05/05/2014	JPM	5	5	–	–
EUR	Sell	05/02/2014	TDS	37	37	–	–
GBP	Buy	05/06/2014	BCLY	3	3	–	–
GBP	Sell	05/01/2014	BCLY	35	35	–	–
GBP	Sell	05/02/2014	SSG	27	27	–	–
HKD	Buy	05/05/2014	BOA	46	46	–	–
HKD	Buy	05/02/2014	DEUT	10	10	–	–
JPY	Buy	05/07/2014	CSFB	9	9	–	–
JPY	Sell	05/02/2014	BOA	6	6	–	–
JPY	Sell	05/13/2014	CBK	45	45	–	–
JPY	Sell	06/18/2014	JPM	74	75	–	(1)
JPY	Sell	07/10/2014	JPM	57	58	–	(1)
SEK	Buy	05/06/2014	HSBC	10	10	–	–
SEK	Buy	05/02/2014	UBS	8	8	–	–
Total						$–	$(2)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

Hartford International Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC
TDS	TD Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona

Index Abbreviations:
EAFE	Europe, Australasia and Far East

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

Hartford International Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$57	$57	$–	$–
Australia	305	–	305	–
Austria	12	–	12	–
Belgium	533	13	520	–
Brazil	367	335	32	–
Canada	793	793	–	–
China	1,769	563	1,118	88
Denmark	446	–	446	–
Finland	198	–	198	–
France	3,863	112	3,751	–
Germany	954	110	844	–
Hong Kong	1,291	31	1,255	5
India	81	11	70	–
Indonesia	176	–	176	–
Ireland	58	11	47	–
Israel	191	191	–	–
Italy	614	–	614	–
Japan	5,063	–	5,063	–
Malaysia	192	–	192	–
Mexico	590	590	–	–
Netherlands	747	91	656	–
Norway	97	–	97	–
Panama	189	189	–	–
Peru	72	72	–	–
Philippines	221	–	221	–
Portugal	206	–	206	–
Russia	35	35	–	–
Singapore	220	–	220	–
South Africa	174	16	158	–
South Korea	1,450	71	1,379	–
Spain	92	–	92	–
Sweden	1,237	–	1,237	–
Switzerland	1,965	106	1,859	–
Taiwan	464	–	464	–
Thailand	201	76	125	–
United Kingdom	3,408	–	3,408	–
United States	104	104	–	–
Total	$28,435	$3,577	$24,765	$93
Exchange Traded Funds	43	43	–	–
Preferred Stocks	118	–	118	–
Short-Term Investments	1,015	–	1,015	–
Total	$29,611	$3,620	$25,898	$93
Foreign Currency Contracts*	$–	$–	$–	$–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts*	$2	$–	$2	$–
Total	$2	$–	$2	$–

♦	For the six-month period ended April 30, 2014, investments valued at $193 were transferred from Level 1 to Level 2, and investments valued at $151 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

Hartford International Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2014
Assets:
Common Stocks	$10	$—	$(29	)*	$—	$112	$—	$—	$—	$93
Total	$10	$—	$(29)		$—	$112	$—	$—	$—	$93

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(29).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

13

Hartford International Capital Appreciation Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $26,463)	$29,611
Cash	—
Foreign currency on deposit with custodian (cost $10)	10
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	169
Fund shares sold	27
Dividends and interest	119
Other assets	64
Total assets	30,000
Liabilities:
Unrealized depreciation on foreign currency contracts	2
Payables:
Investment securities purchased	189
Fund shares redeemed	12
Investment management fees	4
Administrative fees	—
Distribution fees	1
Accrued expenses	20
Total liabilities	228
Net assets	$29,772
Summary of Net Assets:
Capital stock and paid-in-capital	$26,755
Distributions in excess of net investment income	(27)
Accumulated net realized loss	(104)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	3,148
Net assets	$29,772

Shares authorized	525,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.26/$10.86
Shares outstanding	1,043
Net assets	$10,700
Class B: Net asset value per share	$10.21
Shares outstanding	97
Net assets	$987
Class C: Net asset value per share	$10.18
Shares outstanding	179
Net assets	$1,822
Class I: Net asset value per share	$10.30
Shares outstanding	153
Net assets	$1,572
Class R3: Net asset value per share	$10.27
Shares outstanding	127
Net assets	$1,299
Class R4: Net asset value per share	$10.28
Shares outstanding	116
Net assets	$1,188
Class R5: Net asset value per share	$10.30
Shares outstanding	107
Net assets	$1,106
Class Y: Net asset value per share	$10.30
Shares outstanding	1,078
Net assets	$11,098

The accompanying notes are an integral part of these financial statements.

14

Hartford International Capital Appreciation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$298
Interest	—
Less: Foreign tax withheld	(33)
Total investment income	265

Expenses:
Investment management fees	137
Administrative services fees
Class R3	1
Class R4	1
Class R5	1
Transfer agent fees
Class A	10
Class B	1
Class C	2
Class I	—
Class R3	—
Class R4	—
Class Y	—
Distribution fees
Class A	14
Class B	6
Class C	11
Class R3	3
Class R4	1
Custodian fees	5
Accounting services fees	3
Registration and filing fees	47
Board of Directors' fees	1
Audit fees	14
Other expenses	7
Total expenses (before waivers and fees paid indirectly)	265
Expense waivers	(62)
Commission recapture	—
Total waivers and fees paid indirectly	(62)
Total expenses, net	203
Net Investment Income	62
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	1,969
Net realized gain on foreign currency contracts	2
Net realized gain on other foreign currency transactions	1
Net Realized Gain on Investments and Foreign Currency Transactions	1,972
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(948)
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(948)
Net Gain on Investments and Foreign Currency Transactions	1,024
Net Increase in Net Assets Resulting from Operations	$1,086

The accompanying notes are an integral part of these financial statements.

15

Hartford International Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$62	$337
Net realized gain on investments and foreign currency transactions	1,972	1,943
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(948)	3,075
Net Increase in Net Assets Resulting from Operations	1,086	5,355
Distributions to Shareholders:
From net investment income
Class A	(103)	(158)
Class B	(1)	(13)
Class C	(4)	(22)
Class I	(17)	(26)
Class R3	(7)	(17)
Class R4	(9)	(18)
Class R5	(12)	(20)
Class Y	(121)	(202)
Total distributions	(274)	(476)
Capital Share Transactions:
Class A	(1,883)	2,156
Class B	(441)	69
Class C	(722)	395
Class I	54	116
Class R3	29	68
Class R4	25	17
Class R5	12	20
Class Y	121	202
Net increase (decrease) from capital share transactions	(2,805)	3,043
Net Increase (Decrease) in Net Assets	(1,993)	7,922
Net Assets:
Beginning of period	31,765	23,843
End of period	$29,772	$31,765
Undistributed (distribution in excess of) net investment income	$(27)	$185

The accompanying notes are an integral part of these financial statements.

16

Hartford International Capital Appreciation Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for Hartford International Capital Appreciation Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

17

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

18

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal

19

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such

20

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

21

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Unrealized depreciation on foreign currency contracts	$2	$—	$—	$—	$2
Total subject to a master netting or similar arrangement	$2	$—	$—	$—	$2

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

22

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$476	$185

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$274
Accumulated Capital Losses*	(1,834)
Unrealized Appreciation†	3,765
Total Accumulated Earnings	$2,205

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

23

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$41
Accumulated Net Realized Gain (Loss)	(41)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

During the year ended October 31, 2013, the Fund utilized $418 of prior year short term capital loss carryforwards and $48 of prior year long term capital loss carryforwards.

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2017	$1,834
Total	$1,834

During the year ended October 31, 2013, the Fund utilized $1,154 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

24

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $4.5 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.43%
Class B	2.13
Class C	2.17
Class I	1.04
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $28 and contingent deferred sales charges of zero from the Fund.

25

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	10%
Class B	62
Class I	71
Class R3	82
Class R4	92
Class R5	100
Class Y	100

26

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$7,881	$—	$7,881
Sales Proceeds	10,972	—	10,972

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	150	10	(363)	(203)	365	18	(147)	236
Amount	$1,509	$102	$(3,494)	$(1,883)	$3,316	$157	$(1,317)	$2,156
Class B
Shares	2	—	(48)	(46)	14	1	(7)	8
Amount	$20	$1	$(462)	$(441)	$125	$13	$(69)	$69
Class C
Shares	36	—	(113)	(77)	60	2	(19)	43
Amount	$355	$4	$(1,081)	$(722)	$543	$22	$(170)	$395
Class I
Shares	11	2	(7)	6	20	3	(10)	13
Amount	$109	$17	$(72)	$54	$178	$26	$(88)	$116
Class R3
Shares	5	1	(3)	3	7	2	(1)	8
Amount	$56	$7	$(34)	$29	$61	$17	$(10)	$68
Class R4
Shares	2	1	—	3	3	2	(3)	2
Amount	$21	$9	$(5)	$25	$24	$18	$(25)	$17
Class R5
Shares	—	1	—	1	—	2	—	2
Amount	$—	$12	$—	$12	$—	$20	$—	$20
Class Y
Shares	—	12	—	12	—	24	—	24
Amount	$—	$121	$—	$121	$—	$202	$—	$202
Total
Shares	206	27	(534)	(301)	469	54	(187)	336
Amount	$2,070	$273	$(5,148)	$(2,805)	$4,247	$475	$(1,679)	$3,043

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	3	$28
For the Year Ended October 31, 2013	3	$27

27

Hartford International Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

Hartford International Capital Appreciation Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$9.91	$0.01	$0.42	$0.43	$(0.08)	$–	$(0.08)	$10.26	4.35	%(D)	$10,700	1.83	%(E)	1.43	%(E)	0.25	%(E)
B	9.84	(0.03)	0.41	0.38	(0.01)	–	(0.01)	10.21	3.87	(D)	987	2.53	(E)	2.13	(E)	(0.53	)(E)
C	9.81	(0.03)	0.42	0.39	(0.02)	–	(0.02)	10.18	3.94	(D)	1,822	2.57	(E)	2.17	(E)	(0.60	)(E)
I	9.97	0.04	0.40	0.44	(0.11)	–	(0.11)	10.30	4.43	(D)	1,572	1.44	(E)	1.04	(E)	0.76	(E)
R3	9.91	0.01	0.41	0.42	(0.06)	–	(0.06)	10.27	4.19	(D)	1,299	2.12	(E)	1.65	(E)	0.17	(E)
R4	9.94	0.02	0.40	0.42	(0.08)	–	(0.08)	10.28	4.25	(D)	1,188	1.82	(E)	1.35	(E)	0.47	(E)
R5	9.97	0.04	0.40	0.44	(0.11)	–	(0.11)	10.30	4.42	(D)	1,106	1.50	(E)	1.05	(E)	0.77	(E)
Y	9.97	0.04	0.40	0.44	(0.11)	–	(0.11)	10.30	4.47	(D)	11,098	1.40	(E)	1.00	(E)	0.82	(E)

For the Year Ended October 31, 2013
A	$8.31	$0.10	$1.66	$1.76	$(0.16)	$–	$(0.16)	$9.91	21.43%		$12,351	1.95%		1.41%		1.12%
B	8.25	0.04	1.65	1.69	(0.10)	–	(0.10)	9.84	20.63		1,404	2.64		2.11		0.44
C	8.23	0.04	1.64	1.68	(0.10)	–	(0.10)	9.81	20.64		2,514	2.68		2.15		0.39
I	8.36	0.14	1.66	1.80	(0.19)	–	(0.19)	9.97	21.90		1,467	1.56		1.03		1.50
R3	8.31	0.08	1.66	1.74	(0.14)	–	(0.14)	9.91	21.22		1,225	2.25		1.65		0.91
R4	8.33	0.11	1.67	1.78	(0.17)	–	(0.17)	9.94	21.62		1,122	1.94		1.35		1.21
R5	8.35	0.14	1.67	1.81	(0.19)	–	(0.19)	9.97	22.02		1,059	1.63		1.05		1.50
Y	8.36	0.14	1.66	1.80	(0.19)	–	(0.19)	9.97	21.93		10,623	1.53		1.00		1.55

For the Year Ended October 31, 2012
A	$7.98	$0.10	$0.29	$0.39	$(0.06)	$–	$(0.06)	$8.31	4.94%		$8,397	2.11%		1.44%		1.26%
B	7.92	0.04	0.29	0.33	–	–	–	8.25	4.17		1,111	2.80		2.13		0.57
C	7.90	0.04	0.29	0.33	–	–	–	8.23	4.18		1,753	2.83		2.16		0.53
I	8.03	0.13	0.29	0.42	(0.09)	–	(0.09)	8.36	5.39		1,119	1.69		1.02		1.67
R3	7.98	0.08	0.29	0.37	(0.04)	–	(0.04)	8.31	4.68		963	2.39		1.65		1.05
R4	8.00	0.11	0.28	0.39	(0.06)	–	(0.06)	8.33	5.02		924	2.08		1.35		1.34
R5	8.03	0.13	0.28	0.41	(0.09)	–	(0.09)	8.35	5.23		868	1.77		1.05		1.64
Y	8.03	0.14	0.28	0.42	(0.09)	–	(0.09)	8.36	5.42		8,708	1.67		1.00		1.69

For the Year Ended October 31, 2011
A	$8.46	$0.07	$(0.48)	$(0.41)	$(0.07)	$–	$(0.07)	$7.98	(4.87)%		$8,137	2.01%		1.41%		0.84%
B	8.39	0.01	(0.47)	(0.46)	(0.01)	–	(0.01)	7.92	(5.47)		1,141	2.72		2.12		0.14
C	8.39	0.01	(0.48)	(0.47)	(0.02)	–	(0.02)	7.90	(5.67)		1,513	2.75		2.15		0.13
I	8.50	0.11	(0.48)	(0.37)	(0.10)	–	(0.10)	8.03	(4.43)		941	1.61		1.01		1.26
R3	8.46	0.05	(0.48)	(0.43)	(0.05)	–	(0.05)	7.98	(5.10)		890	2.31		1.65		0.60
R4	8.48	0.08	(0.49)	(0.41)	(0.07)	–	(0.07)	8.00	(4.87)		859	2.01		1.35		0.91
R5	8.49	0.10	(0.47)	(0.37)	(0.09)	–	(0.09)	8.03	(4.40)		824	1.70		1.05		1.21
Y	8.50	0.11	(0.48)	(0.37)	(0.10)	–	(0.10)	8.03	(4.44)		8,264	1.60		1.00		1.26

See Portfolio Turnover information on the next page.

29

Hartford International Capital Appreciation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$7.35	$0.05	$1.14	$1.19	$(0.08)	$–	$(0.08)	$8.46	16.31%	$8,005	2.29%	1.58%	0.58%
B	7.31	(0.01)	1.13	1.12	(0.04)	–	(0.04)	8.39	15.36	1,177	3.01	2.32	(0.18)
C	7.31	(0.01)	1.13	1.12	(0.04)	–	(0.04)	8.39	15.43	1,452	3.05	2.33	(0.20)
I	7.38	0.07	1.15	1.22	(0.10)	–	(0.10)	8.50	16.69	880	1.90	1.21	0.90
R3	7.35	0.02	1.15	1.17	(0.06)	–	(0.06)	8.46	16.02	906	2.59	1.81	0.30
R4	7.36	0.04	1.16	1.20	(0.08)	–	(0.08)	8.48	16.38	877	2.29	1.55	0.57
R5	7.37	0.06	1.15	1.21	(0.09)	–	(0.09)	8.49	16.61	863	1.99	1.28	0.83
Y	7.38	0.07	1.15	1.22	(0.10)	–	(0.10)	8.50	16.69	8,650	1.89	1.20	0.92

For the Year Ended October 31, 2009
A	$5.88	$0.06	$1.43	$1.49	$(0.02)	$–	$(0.02)	$7.35	25.40%	$8,740	3.10%	1.65%	0.99%
B	5.87	0.02	1.42	1.44	–	–	–	7.31	24.53	989	3.80	2.40	0.34
C	5.87	0.02	1.42	1.44	–	–	–	7.31	24.53	1,127	3.80	2.40	0.36
I	5.89	0.10	1.41	1.51	(0.02)	–	(0.02)	7.38	25.84	755	2.70	1.30	1.55
R3	5.87	0.06	1.42	1.48	–	–	–	7.35	25.26	735	3.39	1.90	0.96
R4	5.88	0.07	1.42	1.49	(0.01)	–	(0.01)	7.36	25.43	745	3.09	1.65	1.20
R5	5.88	0.09	1.42	1.51	(0.02)	–	(0.02)	7.37	25.81	740	2.80	1.40	1.46
Y	5.89	0.10	1.42	1.52	(0.03)	–	(0.03)	7.38	25.86	7,408	2.70	1.30	1.55

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	26%
For the Year Ended October 31, 2013	106
For the Year Ended October 31, 2012	85
For the Year Ended October 31, 2011	89
For the Year Ended October 31, 2010	155
For the Year Ended October 31, 2009	161

30

Hartford International Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

31

Hartford International Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

32

Hartford International Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

Hartford International Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,043.50	$7.25	$1,000.00	$1,017.70	$7.15	1.43%	181	365
Class B	$1,000.00	$1,038.70	$10.76	$1,000.00	$1,014.24	$10.63	2.13	181	365
Class C	$1,000.00	$1,039.40	$10.97	$1,000.00	$1,014.04	$10.83	2.17	181	365
Class I	$1,000.00	$1,044.30	$5.27	$1,000.00	$1,019.64	$5.21	1.04	181	365
Class R3	$1,000.00	$1,041.90	$8.36	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R4	$1,000.00	$1,042.50	$6.84	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R5	$1,000.00	$1,044.20	$5.32	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class Y	$1,000.00	$1,044.70	$5.07	$1,000.00	$1,019.83	$5.01	1.00	181	365

34

Hartford International Capital Appreciation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

35

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-ICA14 4/14 113969-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL GROWTH FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford International Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Growth Fund inception 04/30/2001

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks capital appreciation.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
International Growth A#	6.10%	13.51%	15.57%	4.69%
International Growth A##	0.26%	7.27%	14.27%	4.10%
International Growth B#	5.61%	12.52%	14.73%	4.10%*
International Growth B##	0.61%	7.52%	14.50%	4.10%*
International Growth C#	5.61%	12.64%	14.71%	3.91%
International Growth C##	4.61%	11.64%	14.71%	3.91%
International Growth I#	6.28%	13.85%	15.94%	4.97%
International Growth R3#	6.05%	13.40%	15.39%	4.63%
International Growth R4#	6.14%	13.62%	15.77%	4.90%
International Growth R5#	6.28%	14.01%	16.13%	5.14%
International Growth Y#	6.30%	14.01%	16.22%	5.22%
MSCI EAFE Growth Index	3.57%	11.43%	14.52%	7.29%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Growth Fund

Manager Discussion

April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
International Growth Class A	1.55%	1.65%
International Growth Class B	2.30%	2.66%
International Growth Class C	2.30%	2.35%
International Growth Class I	1.24%	1.24%
International Growth Class R3	1.60%	1.83%
International Growth Class R4	1.30%	1.45%
International Growth Class R5	1.00%	1.15%
International Growth Class Y	0.95%	1.02%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Jean-Marc Berteaux	John A. Boselli, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Growth Fund returned 6.10%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the MSCI EAFE Growth Index, which returned 3.57% for the same period. The Fund outperformed the 3.06% average return of the International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market (EM) countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. EM equities trailed their developed market counterparts for the period.

Eight of the ten sectors in the MSCI EAFE Growth Index rose during the period. Within the index, the Healthcare (+12%), Consumer Staples (+6%), and Telecommunication Services (+5%) sectors gained the most during the period. Utilities (-10%), Consumer Discretionary (-1%), and Energy (+0%) lagged on a relative basis.

The Fund’s outperformance relative to the MSCI EAFE Growth Index was primarily the result of strong security selection. Positive stock selection within Consumer Discretionary, Information Technology, and Industrials more than offset weak security selection within Consumer Staples and Materials. Sector allocation, a residual of bottom-up stock selection, detracted from benchmark-relative performance. The Fund’s underweight exposure to the Consumer Staples sector and overweight exposure to Consumer Discretionary and Information Technology detracted from relative results.

Toyota Motor (Consumer Discretionary), Ashtead Group (Industrials), and Largan Precision (Information Technology) were the top contributors to benchmark-relative performance during the period. Not owning the large benchmark constituent Toyota Motor, a Japanese auto company, contributed to relative returns as shares of Toyota fell during the period after the company was forced to issue a recall of its Prius hybrid vehicles. Shares of Ashtead Group, a U.K.-based equipment rental company, outperformed during the period after reporting strong revenue growth despite weather-related headwinds. Shares of Largan Precision, a Taiwanese manufacturer that supplies smartphone camera lenses to Apple, rose during the period due to increased shipments of higher specification camera modules. DSV (Industrials) and Valeo (Consumer Discretionary) contributed to relative performance during the period as well.

Top detractors from both absolute and benchmark-relative performance during the period were AirAsia (Industrials), Taiheiyo Cement (Materials), and Almacenes (Consumer Staples). Shares of AirAsia, a low cost Malaysian-based airline, underperformed as the company’s results missed consensus expectations hurt by competitive pricing pressures and foreign exchange losses. Shares of Taiheiyo Cement, the largest cement company in Japan, declined during the period after the company announced 2014 earnings forecast below analyst expectations. Shares of Almacenes, which is

3

The Hartford International Growth Fund

Manager Discussion – (continued)

April 30, 2014 (Unaudited)

Colombia’s largest retailer, fell during the period as the Colombian market continued to slow.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We continue to enjoy a global economic environment that is growing slowly and steadily at 2-3% annually. Benign inflation of 1% or less in the developed world continues to allow for easy monetary policies that keep interest rates low. Bank lending is expanding and accessible credit should be supportive of GDP growth through investments. Meanwhile employment continues to improve in the U.S., Europe, and Japan. Consumers carry less debt and their net worth has climbed with strong equity and real estate markets allowing increased spending. We believe both the consumer and industrial segments of the economy are positive.

We select stocks individually based on their merits. As a result of bottom-up stock selection, Consumer Discretionary was the Fund’s largest overweight exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included Information Technology and Healthcare. The largest underweights relative to the benchmark were the Consumer Staples, Financials, and Telecommunication Services sectors.

Currency Concentration of Securities

as of April 30, 2014

Percentage of
Description	Net Assets
Australian Dollar	1.5%
British Pound	17.0
Canadian Dollar	3.3
Danish Kroner	6.1
Euro	26.0
Hong Kong Dollar	7.0
Indian Rupee	1.5
Japanese Yen	4.7
Malaysian Ringgit	1.6
Norwegian Krone	0.7
Republic of Korea Won	0.5
South African Rand	1.4
Swedish Krona	4.7
Swiss Franc	8.7
Taiwanese Dollar	3.5
United States Dollar	11.6
Other Assets and Liabilities	0.2
Total	100.0%

Diversification by Sector

as of April 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	25.3%
Consumer Staples	2.1
Energy	2.0
Financials	9.5
Health Care	18.1
Industrials	22.2
Information Technology	13.3
Materials	5.4
Services	0.5
Utilities	0.0
Total	98.4%
Short-Term Investments	1.4
Other Assets and Liabilities	0.2
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford International Growth Fund

Schedule of Investments

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.7%
	Australia - 1.5%
712	Alumina Ltd.	$894
66	Seek Ltd.	1,034
		1,928
	Belgium - 1.8%
12	Anheuser-Busch InBev N.V.	1,281
12	UCB S.A.	979
		2,260
	Canada - 3.3%
27	Methanex Corp.	1,699
175	Trican Well Service Ltd.	2,512
		4,211
	China - 5.8%
6	Baidu, Inc. ADR ●	941
3,964	Greatview Aseptic Packaging Co., Ltd.	2,419
20	Tencent Holdings Ltd.	1,273
82	WuXi PharmaTech Cayman, Inc. ●	2,805
		7,438
	Denmark - 6.1%
13	Coloplast A/S Class B	1,086
126	DSV A/S	4,193
34	Novo Nordisk A/S	1,554
15	Pandora A/S	1,037
		7,870
	Finland - 1.5%
25	Kone Oyj Class B	1,076
18	Sampo Oyj Class A	879
		1,955
	France - 13.9%
114	Air France ●☼	1,644
23	Cie Generale d'Optique Essilor International S.A.	2,495
55	Edenred	1,856
73	JC Decaux S.A.	2,999
33	Renault S.A.	3,241
15	Safran S.A.	1,028
15	Valeo S.A.	2,074
43	Vallourec S.A.	2,553
		17,890
	Germany - 6.5%
16	Brenntag AG	2,988
5	Continental AG	1,076
7	Hugo Boss AG	916
87	Infineon Technologies AG	1,013
70	Tom Tailor Holding AG ●	1,365
22	United Internet AG	955
		8,313
	Hong Kong - 4.1%
181	AAC Technologies Holdings, Inc.	1,011
279	AIA Group Ltd.	1,358
285	Samsonite International S.A.	904
135	Sands China Ltd.	990
315	Techtronic Industries Co., Ltd.	1,006
		5,269
	India - 1.5%
42	HCL Technologies Ltd.	966
90	Sun Pharmaceutical Industries Ltd.	948
		1,914
	Ireland - 0.8%
14	Covidien plc	998

	Israel - 2.4%
13	Check Point Software Technologies Ltd. ADR ●	862
45	Teva Pharmaceutical Industries Ltd. ADR	2,204
		3,066
	Italy - 0.9%
132	Unicredit S.p.A.	1,185

	Japan - 4.7%
66	Bridgestone Corp.	2,356
14	Ono Pharmaceutical Co., Ltd.	1,126
562	Taiheyo Cement Corp.	1,970
21	Tokio Marine Holdings, Inc.	622
		6,074
	Malaysia - 1.6%
2,989	AirAsia Berhad	2,034

	Netherlands - 0.7%
11	ASML Holding N.V.	923

	Norway - 0.7%
111	Orkla ASA	917

	Panama - 1.9%
18	Copa Holdings S.A. Class A	2,396

	South Africa - 1.4%
446	Life Healthcare Group Holdings Pte Ltd.	1,773

	South Korea - 0.5%
3	SK Telecom Co., Ltd.	715

	Sweden - 4.7%
20	Assa Abloy Ab ●	1,044
105	Electrolux AB Series B	2,923
48	Skandinaviska Enskilda Banken Ab	661
29	SKF AB Class B	750
33	Trelleborg AB	717
		6,095
	Switzerland - 8.7%
11	Actelion Ltd. ●	1,071
14	Compagnie Financiere Richemont S.A.	1,402
19	Julius Baer Group Ltd.	867
19	Novartis AG	1,656
4	Partners Group	990
8	Roche Holding AG	2,432
2	Swatch Group AG	1,178
74	UBS AG	1,541
		11,137
	Taiwan - 3.5%
17	Largan Precision Co., Ltd.	1,064
885	Taiwan Semiconductor Manufacturing Co., Ltd.	3,479
		4,543
	United Kingdom - 17.0%
118	Arm Holdings plc	1,786
95	Ashtead Group plc	1,406
13	AstraZeneca plc	1,018
46	Babcock International Group plc	922
130	BAE Systems plc	883
70	British Sky Broadcasting Group plc	1,047
131	Burberry Group plc	3,294

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.7% - (continued)
	United Kingdom - 17.0% - (continued)
77	Compass Group plc		$1,226
214	Henderson Group plc		909
28	London Stock Exchange Group		867
4	National Grid plc		60
10	Next plc		1,087
30	Persimmon plc ●		662
64	Prudential plc		1,466
17	Reckitt Benckiser Group plc		1,353
71	Smith & Nephew plc		1,101
23	Spectris plc		878
74	St. James's Place Capital plc		961
13	Whitbread plc		881
			21,807
	United States - 2.2%
22	Amdocs Ltd. ‡		1,014
16	Open Text Corp.		807
10	Wabco Holdings, Inc. ●		1,018
			2,839
	Total Common Stocks
	(Cost $104,130)		$125,550

Preferred Stocks - 0.7%
	Germany - 0.7%
21	ProSieben Sat.1 Media AG		$923

	Total Preferred Stocks
	(Cost $728)		$923

	Total Long-Term Investments (Cost $104,858)		$126,473

Short-Term Investments - 1.4%
	Repurchase Agreements - 1.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $80, collateralized by GNMA 4.00%, 2044, value of $81)
$80	0.05%, 4/30/2014		$80
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $397,
collateralized by U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 0.13%
	- 4.75%, 2014 - 2024, value of $405)
397	0.04%, 4/30/2014		397
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $140, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $143)
140	0.04%, 4/30/2014		140
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $348, collateralized by U.S. Treasury
Bill 0.02% - 0.14%, 2014 - 2015, U.S. Treasury
Bond 2.75% - 10.63%, 2015 - 2042, U.S.
Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $355)
348	0.04%, 4/30/2014		348
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $211, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $216)
211	0.05%, 4/30/2014		211
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $174, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $177)
174	0.04%, 4/30/2014		174
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $483,
collateralized by FHLMC 3.50% - 4.00%, 2026 -
2042, FNMA 3.00% - 5.00%, 2025 - 2043, U.S.
	Treasury Note 3.13%, 2017, value of $492)
483	0.05%, 4/30/2014		483
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $2, collateralized by U.S. Treasury Note 2.13%, 2015, value of $3)
2	0.04%, 4/30/2014		2
			1,835
	Total Short-Term Investments
	(Cost $1,835)		$1,835

	Total Investments
	(Cost $106,693) ▲	99.8%	$128,308
	Other Assets and Liabilities	0.2%	265
	Total Net Assets	100.0%	$128,573

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $106,792 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,233
Unrealized Depreciation	(1,717)
Net Unrealized Appreciation	$21,516

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $226 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
DKK	Sell	05/05/2014	BCLY	$64	$64	$–	$–
EUR	Buy	05/06/2014	BOA	226	226	–	–
GBP	Sell	05/06/2014	BCLY	64	64	–	–
Total						$–	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC

Currency Abbreviations:
DKK	Danish Krone
EUR	EURO
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund

Investment Valuation Hierarchy Level Summary

April 30, 2014 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$1,928	$–	$1,928	$–
Belgium	2,260	–	2,260	–
Canada	4,211	4,211	–	–
China	7,438	3,746	3,692	–
Denmark	7,870	–	7,870	–
Finland	1,955	–	1,955	–
France	17,890	–	17,890	–
Germany	8,313	1,365	6,948	–
Hong Kong	5,269	–	5,269	–
India	1,914	–	1,914	–
Ireland	998	998	–	–
Israel	3,066	3,066	–	–
Italy	1,185	–	1,185	–
Japan	6,074	–	6,074	–
Malaysia	2,034	–	2,034	–
Netherlands	923	–	923	–
Norway	917	–	917	–
Panama	2,396	2,396	–	–
South Africa	1,773	–	1,773	–
South Korea	715	–	715	–
Sweden	6,095	–	6,095	–
Switzerland	11,137	–	11,137	–
Taiwan	4,543	–	4,543	–
United Kingdom	21,807	1,047	20,760	–
United States	2,839	2,839	–	–
Total	$125,550	$19,668	$105,882	$–
Preferred Stocks	923	–	923	–
Short-Term Investments	1,835	–	1,835	–
Total	$128,308	$19,668	$108,640	$–
Foreign Currency Contracts*	$–	$–	$–	$–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts*	$–	$–	$–	$–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2014, investments valued at $1,034 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $106,693)	$128,308
Cash	—
Foreign currency on deposit with custodian (cost $15)	15
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	192
Fund shares sold	70
Dividends and interest	401
Other assets	95
Total assets	129,081
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	226
Fund shares redeemed	192
Investment management fees	18
Administrative fees	—
Distribution fees	7
Accrued expenses	65
Total liabilities	508
Net assets	$128,573
Summary of Net Assets:
Capital stock and paid-in-capital	$355,198
Undistributed net investment income	31
Accumulated net realized loss	(248,280)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	21,624
Net assets	$128,573

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.75/$13.49
Shares outstanding	7,676
Net assets	$97,831
Class B: Net asset value per share	$11.86
Shares outstanding	466
Net assets	$5,524
Class C: Net asset value per share	$11.85
Shares outstanding	1,132
Net assets	$13,414
Class I: Net asset value per share	$12.67
Shares outstanding	465
Net assets	$5,888
Class R3: Net asset value per share	$12.88
Shares outstanding	41
Net assets	$530
Class R4: Net asset value per share	$13.10
Shares outstanding	81
Net assets	$1,066
Class R5: Net asset value per share	$13.17
Shares outstanding	12
Net assets	$163
Class Y: Net asset value per share	$13.21
Shares outstanding	315
Net assets	$4,157

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2014 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$1,199
Interest	1
Less: Foreign tax withheld	(155)
Total investment income	1,045

Expenses:
Investment management fees	531
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	156
Class B	20
Class C	20
Class I	5
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	118
Class B	31
Class C	65
Class R3	1
Class R4	1
Custodian fees	11
Accounting services fees	13
Registration and filing fees	50
Board of Directors' fees	2
Audit fees	10
Other expenses	21
Total expenses (before waivers and fees paid indirectly)	1,057
Expense waivers	(42)
Transfer agent fee waivers	(25)
Commission recapture	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(67)
Total expenses, net	990
Net Investment Income	55
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	7,932
Net realized gain on foreign currency contracts	25
Net realized loss on other foreign currency transactions	(80)
Net Realized Gain on Investments and Foreign Currency Transactions	7,877
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(604)
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	8
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(597)
Net Gain on Investments and Foreign Currency Transactions	7,280
Net Increase in Net Assets Resulting from Operations	$7,335

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$55	$938
Net realized gain on investments and foreign currency transactions	7,877	15,645
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(597)	9,919
Net Increase in Net Assets Resulting from Operations	7,335	26,502
Distributions to Shareholders:
From net investment income
Class A	(665)	(713)
Class B	—	(3)
Class C	—	(20)
Class I	(56)	(66)
Class R3	(2)	(5)
Class R4	(9)	(7)
Class R5	(2)	(2)
Class Y	(45)	(40)
Total distributions	(779)	(856)
Capital Share Transactions:
Class A	(142)	(9,166)
Class B	(1,630)	(3,914)
Class C	(528)	(2,007)
Class I	53	(1,266)
Class R3	17	(360)
Class R4	110	21
Class R5	3	6
Class Y	439	18
Net decrease from capital share transactions	(1,678)	(16,668)
Net Increase in Net Assets	4,878	8,978
Net Assets:
Beginning of period	123,695	114,717
End of period	$128,573	$123,695
Undistributed (distribution in excess of) net investment income	$31	$755

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Growth Fund

Notes to Financial Statements

April 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford International Growth Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund's portfolio managers are John A. Boselli (50%) and Jean-Marc Berteaux (50%).The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

12

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

13

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating

14

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund had no illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least

15

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

16

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$25	$—	$—	$—	$—	$25
Total	$—	$25	$—	$—	$—	$—	$25

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

The derivatives held by the Fund as of April 30, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$856	$910

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$778
Accumulated Capital Losses*	(256,081)
Unrealized Appreciation†	22,122
Total Accumulated Deficit	$(233,181)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(57)
Accumulated Net Realized Gain (Loss)	57

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$145,536
2017	110,545
Total	$256,081

During the year ended October 31, 2013, the Fund utilized $14,893 of prior year capital loss carryforwards.

During the year ended October 31, 2013, the Fund utilized $628 of prior year short term capital loss carryforwards.

18

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	0.95%

19

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.50%
Class B	2.25
Class C	2.25
Class I	1.12
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $112 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

20

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	94%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$43,840	$—	$43,840
Sales Proceeds	47,315	—	47,315

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	535	53	(599)	(11)	823	69	(1,750)	(858)
Amount	$6,585	$658	$(7,385)	$(142)	$9,072	$704	$(18,942)	$(9,166)
Class B
Shares	3	—	(144)	(141)	10	—	(395)	(385)
Amount	$34	$—	$(1,664)	$(1,630)	$101	$3	$(4,018)	$(3,914)
Class C
Shares	64	—	(110)	(46)	72	2	(275)	(201)
Amount	$734	$—	$(1,262)	$(528)	$746	$20	$(2,773)	$(2,007)
Class I
Shares	46	4	(46)	4	47	6	(168)	(115)
Amount	$571	$51	$(569)	$53	$513	$59	$(1,838)	$(1,266)
Class R3
Shares	6	—	(5)	1	13	1	(45)	(31)
Amount	$81	$2	$(66)	$17	$141	$5	$(506)	$(360)
Class R4
Shares	7	1	—	8	14	1	(14)	1
Amount	$106	$9	$(5)	$110	$161	$7	$(147)	$21
Class R5
Shares	—	—	—	—	—	—	—	—
Amount	$1	$2	$—	$3	$5	$1	$—	$6
Class Y
Shares	70	4	(39)	35	45	3	(48)	—
Amount	$880	$45	$(486)	$439	$518	$40	$(540)	$18
Total
Shares	731	62	(943)	(150)	1,024	82	(2,695)	(1,589)
Amount	$8,992	$767	$(11,437)	$(1,678)	$11,257	$839	$(28,764)	$(16,668)

21

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	33	$411
For the Year Ended October 31, 2013	78	$862

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is

22

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford International Growth Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$12.10	$0.01	$0.73	$0.74	$(0.09)	$–	$(0.09)	$12.75	6.10	%(D)	$97,831	1.60	%(E)	1.50	%(E)	0.17	%(E)
B	11.23	(0.04)	0.67	0.63	–	–	–	11.86	5.61	(D)	5,524	2.66	(E)	2.25	(E)	( 0.64	) (E)
C	11.22	(0.03)	0.66	0.63	–	–	–	11.85	5.61	(D)	13,414	2.32	(E)	2.25	(E)	( 0.59	) (E)
I	12.04	0.03	0.72	0.75	(0.12)	–	(0.12)	12.67	6.28	(D)	5,888	1.19	(E)	1.12	(E)	0.55	(E)
R3	12.19	0.01	0.73	0.74	(0.05)	–	(0.05)	12.88	6.05	(D)	530	1.85	(E)	1.60	(E)	0.10	(E)
R4	12.45	0.03	0.73	0.76	(0.11)	–	(0.11)	13.10	6.14	(D)	1,066	1.45	(E)	1.30	(E)	0.40	(E)
R5	12.53	0.04	0.74	0.78	(0.14)	–	(0.14)	13.17	6.28	(D)	163	1.14	(E)	1.00	(E)	0.68	(E)
Y	12.57	0.05	0.74	0.79	(0.15)	–	(0.15)	13.21	6.30	(D)	4,157	1.02	(E)	0.95	(E)	0.75	(E)

For the Year Ended October 31, 2013
A	$9.75	$0.10	$2.34	$2.44	$(0.09)	$–	$(0.09)	$12.10	25.15%		$93,051	1.65%		1.50%		0.88%
B	9.04	0.02	2.17	2.19	–	–	–	11.23	24.27		6,816	2.66		2.25		0.16
C	9.04	0.01	2.19	2.20	(0.02)	–	(0.02)	11.22	24.32		13,213	2.35		2.25		0.14
I	9.70	0.14	2.32	2.46	(0.12)	–	(0.12)	12.04	25.58		5,549	1.24		1.16		1.25
R3	9.82	0.09	2.36	2.45	(0.08)	–	(0.08)	12.19	25.03		485	1.83		1.60		0.81
R4	10.03	0.12	2.41	2.53	(0.11)	–	(0.11)	12.45	25.42		905	1.45		1.30		1.08
R5	10.09	0.16	2.42	2.58	(0.14)	–	(0.14)	12.53	25.83		152	1.15		1.00		1.37
Y	10.12	0.16	2.44	2.60	(0.15)	–	(0.15)	12.57	25.91		3,524	1.02		0.95		1.41

For the Year Ended October 31, 2012
A	$9.25	$0.07	$0.51	$0.58	$(0.08)	$–	$(0.08)	$9.75	6.33%		$83,324	1.68%		1.50%		0.72%
B	8.57	–	0.47	0.47	–	–	–	9.04	5.48		8,974	2.67		2.25		(0.03)
C	8.57	–	0.47	0.47	–	–	–	9.04	5.50		12,465	2.39		2.25		(0.02)
I	9.21	0.10	0.50	0.60	(0.11)	–	(0.11)	9.70	6.63		5,585	1.28		1.21		1.08
R3	9.33	0.06	0.51	0.57	(0.08)	–	(0.08)	9.82	6.23		700	1.83		1.60		0.65
R4	9.45	0.09	0.53	0.62	(0.04)	–	(0.04)	10.03	6.61		718	1.46		1.30		0.98
R5	9.58	0.12	0.52	0.64	(0.13)	–	(0.13)	10.09	6.87		117	1.16		1.00		1.21
Y	9.61	0.12	0.53	0.65	(0.14)	–	(0.14)	10.12	6.93		2,834	1.02		0.95		1.29

For the Year Ended October 31, 2011
A	$9.61	$0.06	$(0.42)	$(0.36)	$–	$–	$–	$9.25	(3.75)%		$101,400	1.58%		1.50%		0.58%
B	8.96	(0.02)	(0.37)	(0.39)	–	–	–	8.57	(4.35)		12,013	2.54		2.25		(0.17)
C	8.97	(0.02)	(0.38)	(0.40)	–	–	–	8.57	(4.46)		14,806	2.31		2.25		(0.17)
I	9.53	0.11	(0.43)	(0.32)	–	–	–	9.21	(3.36)		5,354	1.21		1.17		1.06
R3	9.70	0.05	(0.42)	(0.37)	–	–	–	9.33	(3.81)		777	1.79		1.60		0.47
R4	9.79	0.09	(0.43)	(0.34)	–	–	–	9.45	(3.47)		1,335	1.39		1.30		0.88
R5	9.90	0.12	(0.44)	(0.32)	–	–	–	9.58	(3.23)		139	1.09		1.00		1.14
Y	9.93	0.12	(0.44)	(0.32)	–	–	–	9.61	(3.22)		3,237	0.98		0.95		1.13

See Portfolio Turnover information on the next page.

24

The Hartford International Growth Fund

Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$8.00	$0.05	$1.71	$1.76	$(0.15)	$–	$(0.15)	$9.61	22.29%	$134,685	1.67%	1.55%	0.58%
B	7.50	(0.01)	1.59	1.58	(0.12)	–	(0.12)	8.96	21.30	16,390	2.63	2.30	(0.17)
C	7.48	(0.01)	1.60	1.59	(0.10)	–	(0.10)	8.97	21.41	19,892	2.38	2.30	(0.17)
I	7.95	0.08	1.69	1.77	(0.19)	–	(0.19)	9.53	22.65	6,674	1.21	1.21	0.88
R3	8.08	0.03	1.73	1.76	(0.14)	–	(0.14)	9.70	22.05	583	1.84	1.76	0.40
R4	8.14	0.06	1.75	1.81	(0.16)	–	(0.16)	9.79	22.52	400	1.46	1.44	0.67
R5	8.21	0.09	1.77	1.86	(0.17)	–	(0.17)	9.90	22.99	110	1.08	1.08	1.08
Y	8.24	0.12	1.76	1.88	(0.19)	–	(0.19)	9.93	23.17	3,491	1.05	1.05	1.36

For the Year Ended October 31, 2009
A	$7.07	$0.08	$0.85	$0.93	$–	$–	$–	$8.00	13.15%	$141,506	1.83%	1.39%	1.20%
B	6.65	0.05	0.80	0.85	–	–	–	7.50	12.78	17,558	2.89	1.82	0.74
C	6.66	0.02	0.80	0.82	–	–	–	7.48	12.31	20,105	2.54	2.17	0.38
I	7.04	0.13	0.82	0.95	(0.04)	–	(0.04)	7.95	13.59	13,136	1.75	0.95	1.95
R3	7.18	0.04	0.86	0.90	–	–	–	8.08	12.53	395	2.06	1.85	0.57
R4	7.23	0.07	0.86	0.93	(0.02)	–	(0.02)	8.14	12.96	305	1.51	1.40	1.00
R5	7.28	0.09	0.87	0.96	(0.03)	–	(0.03)	8.21	13.29	7	1.44	1.25	1.31
Y	7.30	0.10	0.88	0.98	(0.04)	–	(0.04)	8.24	13.52	6,357	1.05	0.96	1.35

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	35%
For the Year Ended October 31, 2013	99
For the Year Ended October 31, 2012	106
For the Year Ended October 31, 2011	88
For the Year Ended October 31, 2010	110
For the Year Ended October 31, 2009	392

25

The Hartford International Growth Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

26

The Hartford International Growth Fund

Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

27

The Hartford International Growth Fund

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford International Growth Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,061.00	$7.69	$1,000.00	$1,017.33	$7.53	1.50%	181	365
Class B	$1,000.00	$1,056.10	$11.47	$1,000.00	$1,013.64	$11.23	2.25	181	365
Class C	$1,000.00	$1,056.10	$11.47	$1,000.00	$1,013.64	$11.23	2.25	181	365
Class I	$1,000.00	$1,062.80	$5.73	$1,000.00	$1,019.24	$5.61	1.12	181	365
Class R3	$1,000.00	$1,060.50	$8.18	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class R4	$1,000.00	$1,061.40	$6.65	$1,000.00	$1,018.35	$6.51	1.30	181	365
Class R5	$1,000.00	$1,062.80	$5.12	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class Y	$1,000.00	$1,063.00	$4.86	$1,000.00	$1,020.08	$4.76	0.95	181	365

29

The Hartford International Growth Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

30

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

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to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

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who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

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who assist us by performing services or functions such as:

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agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

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and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

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as required by law.

We only disclose Personal Health Information with:

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Our employees have access to Personal Information in

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We use manual and electronic security procedures to maintain:

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include:

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d) firewall technology; and

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We are responsible for and must:

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Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

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c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

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b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-IG14 4/14 113987-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford International Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Opportunities Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term growth of capital.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
International Opportunities A#	3.85%	12.90%	13.84%	8.21%
International Opportunities A##	-1.86%	6.69%	12.56%	7.60%
International Opportunities B#	3.43%	11.95%	12.99%	7.64%*
International Opportunities B##	-1.54%	6.95%	12.74%	7.64%*
International Opportunities C#	3.46%	12.07%	12.98%	7.39%
International Opportunities C##	2.47%	11.07%	12.98%	7.39%
International Opportunities I#	3.98%	13.22%	14.23%	8.44%
International Opportunities R3#	3.72%	12.64%	13.58%	8.16%
International Opportunities R4#	3.86%	12.93%	13.95%	8.45%
International Opportunities R5#	4.03%	13.32%	14.30%	8.67%
International Opportunities Y#	4.03%	13.41%	14.39%	8.76%
MSCI All Country World ex USA Index	3.12%	10.22%	13.40%	8.08%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Opportunities Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
International Opportunities Class A	1.26%	1.26%
International Opportunities Class B	2.05%	2.35%
International Opportunities Class C	1.98%	1.98%
International Opportunities Class I	0.90%	0.90%
International Opportunities Class R3	1.46%	1.46%
International Opportunities Class R4	1.15%	1.15%
International Opportunities Class R5	0.85%	0.85%
International Opportunities Class Y	0.75%	0.75%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Opportunities Fund returned 3.85%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned 3.12% for the same period. The Fund outperformed the 3.06% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese economic growth slowdown, and unsettling economic and political developments in several other emerging market (EM) countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) indicating that it stands ready to take bolder measures to stimulate growth and guard against low inflation. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. However, the market rally was not without some areas of weakness. Japanese equities fell on reports that Japan’s economy expanded at a slower pace than initially estimated in the fourth quarter, dragged down by weaker capital spending and private consumption. Additionally, EM equities trailed their developed market counterparts for the period.

Within the MSCI All Country World ex USA Index, Healthcare (+13%), Utilities (+6%), and Energy (+5%) gained the most during the period. Consumer Discretionary (+0.4%) and Financials (+1%), lagged on a relative basis during the period.

The Fund’s outperformance versus its benchmark was largely due to strong stock selection. Positive stock selection within Healthcare, Consumer Discretionary, and Information Technology more than offset weak selection within the Energy, Industrials, and Financials sectors. Allocation among sectors, a result of the bottom-up stock selection process, contributed positively to benchmark relative returns, largely due to an overweight position in Healthcare and an underweight position in Materials. A modest cash position detracted from relative returns in an upward trending environment, as did an underweight to Utilities relative to the Fund’s benchmark.

Top contributors to relative performance during the period included AstraZeneca (Healthcare), NXP Semiconductors (Information Technology), and CRH (Materials). Shares of AstraZeneca, a U.K.-based multinational pharmaceutical company focused on cardiovascular, gastrointestinal, respiratory, oncology, and neuroscience treatments, outperformed on news that U.S.-based pharmaceutical giant Pfizer offered to acquire the company at a price that AstraZeneca dismissed as being too low. NXP Semiconductors, a Netherlands-based semiconductor company, gained after reporting strong fourth quarter results with revenue above consensus expectations. NXP continued to benefit from a powerful combination of product cycles, structural cost savings, margin expansion, and a competitive advantage in sizable markets such as identification and smart mobile businesses. Shares of CRH, an Ireland-based diversified building materials company, gained in response to improvements in the U.S. and European non-residential construction industry. Novartis (Healthcare) was also a top contributor to absolute performance.

The largest detractors from relative returns were Royal Dutch Shell (Energy), Mitsubishi UFJ Financial Group, Inc. (Financials), and Sberbank of Russia (Financials). Shares of Royal Dutch Shell, a global independent oil and gas company, rose over the period, and not owning the strong performing benchmark constituent weighed on

3

The Hartford International Opportunities Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

relative returns. Shares of Mitsubishi UFJ Financial Group, Inc., a Japan-based bank, fell due to concerns regarding further decline in domestic margins and weak trading income. In addition, the tepid market in Japan continues to dampen the stock price. Shares of Sberbank of Russia, a leading commercial bank and lending institution in Russia, declined on concerns that lower oil prices and market instability will harm the Russian economy and the bank's business. Japan Tobacco (Consumer Staples) also detracted from absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We continue to think that global economic growth will persist at a slow pace, that the recovery in the U.S. is still in progress, and that European economies will continue to heal.

We continue to look for opportunities in regions and sectors that we think are undervalued. As of the end of the period, we remained overweight Europe, where we continue to see value in companies that are restructuring, such as Italy-based insurance company Assicurazioni Generali, which is benefiting from a change in capital management that should improve returns on invested capital. Additionally, we remained positive on Japan because real rates are negative and in our view, loose monetary policy should support economic growth and equity markets.

At the end of the period, relative to the benchmark we were most overweight the Healthcare, Information Technology, and Industrials sectors and most underweight the Financials, Consumer Staples, and Materials sectors. On a country basis, we ended the period with an overweight to Japan, France, and Switzerland, and underweight positions in Australia, Canada, and Spain.

Diversification by Sector
as of April 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.3%
Consumer Staples	6.9
Energy	8.4
Financials	21.6
Health Care	14.8
Industrials	13.3
Information Technology	8.9
Materials	7.0
Services	4.0
Utilities	2.0
Total	97.2%
Short-Term Investments	2.1
Other Assets and Liabilities	0.7
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford International Opportunities Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 93.5%
	Austria - 0.1%
76	Erste Group Bank AG	$2,547

	Belgium - 3.5%
420	Anheuser-Busch InBev N.V.	45,802
314	Umicore S.A.	15,390
		61,192
	Brazil - 0.1%
110	Mills Estruturas e Servicos de Engenharia S.A.	1,388

	Canada - 3.7%
1,219	Air Canada-Class A ●	8,505
670	Cameco Corp.	14,259
250	Canadian National Railway Co.	14,640
514	Tim Hortons, Inc.	28,199
		65,603
	China - 3.9%
105	58.com, Inc. ●	4,189
63	Baidu, Inc. ADR ●	9,642
1,592	ENN Energy Holdings Ltd.	11,135
309	Imperial Oil Ltd.	15,074
12,234	Lenovo Group Ltd.	13,941
12,171	PetroChina Co., Ltd.	14,042
		68,023
	Finland - 0.6%
248	Kone Oyj Class B	10,620

	France - 13.4%
59	Accor S.A. ‡	2,877
305	Air Liquide ☼	43,574
202	AtoS	17,421
200	AXA S.A.	5,231
295	BNP Paribas	22,198
102	Capital Gemini S.A.	7,227
191	Cie Generale d'Optique Essilor International S.A.	20,503
264	Groupe Eurotunnel S.A.	3,548
742	Orange S.A. ☼	12,028
210	Peugeot S.A.	3,723
1,069	Rexel S.A.	26,990
382	Schneider Electric S.A.	35,823
290	Societe Generale Class A	18,040
16	Technip S.A.	1,791
49	Unibail Rodamco REIT ☼	13,349
		234,323
	Germany - 2.9%
56	Brenntag AG	10,098
43	Continental AG	10,105
823	Deutsche Lufthansa AG	20,658
124	Lanxess	9,442
		50,303
	Greece - 0.4%
7,298	Alpha Bank A.E. ●	7,070

	Hong Kong - 0.4%
1,915	MGM China Holdings Ltd.	6,691

	India - 0.4%
669	ITC Ltd.	3,779
60	United Spirits Ltd.	2,743
		6,522
	Ireland - 3.3%
158	Covidien plc	11,255
1,259	CRH plc	36,709
524	Experian plc	10,065
		58,029
	Italy - 4.5%
1,608	Assicurazioni Generali S.p.A.	37,607
324	Banca Generali S.p.A.	10,194
1,656	Intesa Sanpaolo S.p.A.	5,667
4,169	Snam S.p.A.	25,078
		78,546
	Japan - 21.1%
587	AEON Co., Ltd.	6,783
119	AEON Mall Co., Ltd.	2,836
327	Aisin Seiki Co., Ltd. ☼	11,545
648	Asahi Group Holdings Ltd.	17,914
873	Bank of Yokohama Ltd.	4,388
180	Daito Trust Construction Co., Ltd.	18,272
525	Daiwa House Industry Co., Ltd.	8,870
355	Dentsu, Inc.	14,547
197	Eisai Co., Ltd.	7,624
2,991	Isuzu Motors Ltd.	17,370
273	Japan Exchange Group, Inc.	5,396
64	Japan Tobacco, Inc.	2,103
345	KDDI Corp.	18,402
768	M3, Inc.	10,530
2,158	Mitsubishi Electric Corp.	24,573
3,834	Mitsubishi UFJ Financial Group, Inc.	20,395
368	Nippon Telegraph & Telephone Corp.	20,421
692	Nomura Holdings, Inc.	4,006
299	Nomura Research Institute Ltd.	8,679
389	Olympus Corp.	11,888
188	Ono Pharmaceutical Co., Ltd.	14,911
1,350	ORIX Corp.	19,557
1,251	Rakuten, Inc.	16,235
408	Rohm Co., Ltd. ☼	19,497
358	Seven & I Holdings Co., Ltd.	14,129
1,252	T&D Holdings, Inc.	14,950
207	Takeda Pharmaceutical Co., Ltd. ☼	9,293
157	THK Co., Ltd.	3,319
332	Tokio Marine Holdings, Inc.	9,771
2,983	Toshiba Corp.	11,684
		369,888
	Marshall Islands - 0.1%
182	Tanker Investments Ltd. ●	2,135

	Mexico - 1.1%
1,350	Cemex S.A.B. de C.V. ADR ●	17,058
772	Fibra Uno Administracion S.A. REIT	2,529
		19,587
	Netherlands - 3.1%
1,034	ING Groep N.V. ●☼	14,784
5,298	Koninklijke (Royal) KPN N.V.	18,822
364	NXP Semiconductors N.V. ●	21,686
		55,292
	Panama - 0.5%
161	Avianca Holdings S.A. ADR	2,659
40	Copa Holdings S.A. Class A	5,440
		8,099

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 93.5% - (continued)
	Portugal - 0.6%
643	Galp Energia SGPS S.A.	$11,149

	South Korea - 1.1%
482	Hynix Semiconductor, Inc.	18,810

	Sweden - 1.3%
418	Assa Abloy Ab ●	22,184

	Switzerland - 9.9%
67	Compagnie Financiere Richemont S.A.	6,840
767	Julius Baer Group Ltd.	35,906
659	Novartis AG	57,305
155	Roche Holding AG	45,454
1,356	UBS AG	28,349
		173,854
	Taiwan - 2.0%
8,877	Taiwan Semiconductor Manufacturing Co., Ltd.	34,881

	United Kingdom - 15.5%
246	Al Noor Hospitals Group	4,153
773	AstraZeneca plc	60,991
1,395	Barclays Bank plc ADR	5,957
2,192	BG Group plc ☼	44,343
5,682	BP plc	47,975
1,095	British Sky Broadcasting Group plc	16,265
74	Derwent London plc REIT ‡	3,415
917	Diageo Capital plc	28,090
1,746	Direct Line Insurance Group plc	7,388
324	Great Portland Est	3,431
2,169	Kingfisher plc	15,347
732	NMC Health plc	5,440
960	Rolls-Royce Holdings plc	17,054
285	Schroders plc ‡	12,305
		272,154
	Total Common Stocks
	(Cost $1,490,001)	$1,638,890

Preferred Stocks - 1.7%
	Germany - 1.7%
169	ProSieben Sat.1 Media AG	$7,388
85	Volkswagen AG N.V.	22,993
		30,381
	Total Preferred Stocks
	(Cost $27,185)	$30,381

Warrants - 0.0%
	France - 0.0%
210	Peugeot S.A. Warrant ●	$403

	Total Warrants
	(Cost $–)	$403

Exchange Traded Funds - 2.0%
	United States - 2.0%
455	iShares MSCI EAFE ETF	$31,103
254	iShares MSCI Japan ETF	2,813
		33,916
	Total Exchange Traded Funds
	(Cost $33,171)	$33,916

	Total Long-Term Investments
	(Cost $1,550,357)	$1,703,590

Short-Term Investments - 2.1%
	Repurchase Agreements - 2.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,581, collateralized by GNMA 4.00%, 2044, value of $1,612)
$1,581	0.05%, 4/30/2014	$1,581
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$7,849, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$8,006)
7,849	0.04%, 4/30/2014	7,849
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,777, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $2,833)
2,777	0.04%, 4/30/2014	2,777
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $6,878, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $7,015)
6,878	0.04%, 4/30/2014	6,878
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $4,181, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $4,265)
4,181	0.05%, 4/30/2014	4,181
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $3,438, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $3,507)
3,438	0.04%, 4/30/2014	3,438
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$9,552, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $9,742)
9,552	0.05%, 4/30/2014	9,552

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Short-Term Investments - 2.1% - (continued)
	Repurchase Agreements - 2.1% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $48, collateralized by U.S. Treasury Note 2.13%, 2015, value of $50)
$48	0.04%, 4/30/2014		$48
			36,304
	Total Short-Term Investments
	(Cost $36,304)		$36,304

	Total Investments
	(Cost $1,586,661) ▲	99.3%	$1,739,894
	Other Assets and Liabilities	0.7%	12,745
	Total Net Assets	100.0%	$1,752,639

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $1,591,848 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$176,391
Unrealized Depreciation	(28,345)
Net Unrealized Appreciation	$148,046

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $16,549 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CHF	Sell	05/02/2014	DEUT	$3,449	$3,449	$–	$–
EUR	Buy	05/06/2014	BOA	7,121	7,126	5	–
EUR	Sell	05/05/2014	JPM	3,879	3,896	–	(17)
EUR	Sell	05/02/2014	TDS	851	853	–	(2)
GBP	Buy	05/06/2014	BCLY	1,226	1,227	1	–
GBP	Sell	05/01/2014	BCLY	8,564	8,602	–	(38)
HKD	Buy	05/02/2014	DEUT	1,744	1,744	–	–
JPY	Buy	05/07/2014	CSFB	3,311	3,321	10	–
JPY	Sell	05/02/2014	BOA	5,501	5,501	–	–
Total						$16	$(57)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
TDS	TD Securities, Inc.

Currency Abbreviations:
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Austria	$2,547	$–	$2,547	$–
Belgium	61,192	–	61,192	–
Brazil	1,388	1,388	–	–
Canada	65,603	65,603	–	–
China	68,023	28,905	39,118	–
Finland	10,620	–	10,620	–
France	234,323	26,990	207,333	–
Germany	50,303	–	50,303	–
Greece	7,070	–	7,070	–
Hong Kong	6,691	–	6,691	–
India	6,522	–	6,522	–
Ireland	58,029	11,255	46,774	–
Italy	78,546	–	78,546	–
Japan	369,888	–	369,888	–
Marshall Islands	2,135	2,135	–	–
Mexico	19,587	19,587	–	–
Netherlands	55,292	21,686	33,606	–
Panama	8,099	8,099	–	–
Portugal	11,149	–	11,149	–
South Korea	18,810	–	18,810	–
Sweden	22,184	–	22,184	–
Switzerland	173,854	–	173,854	–
Taiwan	34,881	–	34,881	–
United Kingdom	272,154	33,246	238,908	–
Total	$1,638,890	$218,894	$1,419,996	$–
Exchange Traded Funds	33,916	33,916	–	–
Preferred Stocks	30,381	–	30,381	–
Warrants	403	403	–	–
Short-Term Investments	36,304	–	36,304	–
Total	$1,739,894	$253,213	$1,486,681	$–
Foreign Currency Contracts*	$16	$–	$16	$–
Total	$16	$–	$16	$–
Liabilities:
Foreign Currency Contracts*	$57	$–	$57	$–
Total	$57	$–	$57	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,586,661)	$1,739,894
Foreign currency on deposit with custodian (cost $579)	579
Unrealized appreciation on foreign currency contracts	16
Receivables:
Investment securities sold	27,894
Fund shares sold	1,724
Dividends and interest	6,403
Other assets	108
Total assets	1,776,618
Liabilities:
Unrealized depreciation on foreign currency contracts	57
Bank overdraft	59
Payables:
Investment securities purchased	18,293
Fund shares redeemed	5,174
Investment management fees	193
Administrative fees	5
Distribution fees	36
Accrued expenses	162
Total liabilities	23,979
Net assets	$1,752,639
Summary of Net Assets:
Capital stock and paid-in-capital	$1,506,238
Undistributed net investment income	2,832
Accumulated net realized gain	90,199
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	153,370
Net assets	$1,752,639

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$17.36/$18.37
Shares outstanding	26,588
Net assets	$461,519
Class B: Net asset value per share	$15.96
Shares outstanding	504
Net assets	$8,041
Class C: Net asset value per share	$15.62
Shares outstanding	3,468
Net assets	$54,183
Class I: Net asset value per share	$17.28
Shares outstanding	4,820
Net assets	$83,307
Class R3: Net asset value per share	$17.61
Shares outstanding	2,161
Net assets	$38,068
Class R4: Net asset value per share	$17.84
Shares outstanding	5,275
Net assets	$94,119
Class R5: Net asset value per share	$17.96
Shares outstanding	4,776
Net assets	$85,790
Class Y: Net asset value per share	$18.03
Shares outstanding	51,434
Net assets	$927,612

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$14,828
Interest	13
Less: Foreign tax withheld	(1,612)
Total investment income	13,229

Expenses:
Investment management fees	5,256
Administrative services fees
Class R3	36
Class R4	67
Class R5	40
Transfer agent fees
Class A	456
Class B	25
Class C	46
Class I	37
Class R3	1
Class R4	1
Class R5	1
Class Y	6
Distribution fees
Class A	532
Class B	42
Class C	242
Class R3	89
Class R4	112
Custodian fees	68
Accounting services fees	140
Registration and filing fees	70
Board of Directors' fees	17
Audit fees	18
Other expenses	83
Total expenses (before waivers and fees paid indirectly)	7,385
Transfer agent fee waivers	(12)
Commission recapture	(27)
Custodian fee offset	—
Total waivers and fees paid indirectly	(39)
Total expenses, net	7,346
Net Investment Income	5,883
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	92,395
Net realized gain on foreign currency contracts	1,045
Net realized loss on other foreign currency transactions	(1,072)
Net Realized Gain on Investments and Foreign Currency Transactions	92,368
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(35,309)
Net unrealized depreciation of foreign currency contracts	(104)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	242
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(35,171)
Net Gain on Investments and Foreign Currency Transactions	57,197
Net Increase in Net Assets Resulting from Operations	$63,080

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$5,883	$20,667
Net realized gain on investments and foreign currency transactions	92,368	89,695
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(35,171)	131,298
Net Increase in Net Assets Resulting from Operations	63,080	241,660
Distributions to Shareholders:
From net investment income
Class A	(4,724)	(3,139)
Class B	(30)	(36)
Class C	(339)	(189)
Class I	(972)	(521)
Class R3	(327)	(221)
Class R4	(1,025)	(651)
Class R5	(1,108)	(673)
Class Y	(11,428)	(7,618)
Total from net investment income	(19,953)	(13,048)
From net realized gain on investments
Class A	(12,861)	—
Class B	(303)	—
Class C	(1,602)	—
Class I	(2,079)	—
Class R3	(1,088)	—
Class R4	(2,675)	—
Class R5	(2,379)	—
Class Y	(23,481)	—
Total from net realized gain on investments	(46,468)	—
Total distributions	(66,421)	(13,048)
Capital Share Transactions:
Class A	67,743	69,952
Class B	(875)	(2,090)
Class C	10,916	4,658
Class I	21,952	21,500
Class R3	4,522	9,884
Class R4	8,064	30,636
Class R5	16,317	23,426
Class Y	158,756	179,280
Net increase from capital share transactions	287,395	337,246
Net Increase in Net Assets	284,054	565,858
Net Assets:
Beginning of period	1,468,585	902,727
End of period	$1,752,639	$1,468,585
Undistributed (distribution in excess of) net investment income	$2,832	$16,902

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Opportunities Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford International Opportunities Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

13

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

14

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating

15

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund had no illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least

16

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$16	$—	$—	$—	$—	$16
Total	$—	$16	$—	$—	$—	$—	$16

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$57	$—	$—	$—	$—	$57
Total	$—	$57	$—	$—	$—	$—	$57

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

17

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$1,045	$—	$—	$—	$—	$1,045
Total	$—	$1,045	$—	$—	$—	$—	$1,045

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(104)	$—	$—	$—	$—	$(104)
Total	$—	$(104)	$—	$—	$—	$—	$(104)

The derivatives held by the Fund as of April 30, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$13,048	$6,000

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$31,401
Undistributed Long-Term Capital Gain	34,987
Unrealized Appreciation*	183,354
Total Accumulated Earnings	$249,742

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$1,953
Accumulated Net Realized Gain (Loss)	(1,953)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $4,978 of prior year short term capital loss carryforwards and $605 of prior year long term capital loss carryforwards.

During the year ended October 31, 2013, the Fund utilized $32,435 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to

19

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6400%
On next $2.5 billion	0.6350%
On next $5 billion	0.6300%
Over $10 billion	0.6250%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

Fees Paid Indirectly – The Fund  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, these amounts, if any, are included in the Statement of Operations.

20

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.19%
Class B	2.03
Class C	1.91
Class I	0.83
Class R3	1.43
Class R4	1.13
Class R5	0.83
Class Y	0.73

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $1,989 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

21

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	24%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$823,985	$—	$823,985
Sales Proceeds	598,147	—	598,147

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	4,953	1,032	(2,021)	3,964	7,623	206	(3,491)	4,338
Amount	$84,940	$17,465	$(34,662)	$67,743	$121,543	$3,108	$(54,699)	$69,952
Class B
Shares	27	21	(103)	(55)	47	3	(194)	(144)
Amount	$433	$323	$(1,631)	$(875)	$688	$35	$(2,813)	$(2,090)
Class C
Shares	826	121	(239)	708	816	13	(515)	314
Amount	$12,760	$1,835	$(3,679)	$10,916	$11,820	$177	$(7,339)	$4,658
Class I
Shares	1,905	153	(759)	1,299	2,583	27	(1,248)	1,362
Amount	$32,357	$2,584	$(12,989)	$21,952	$40,918	$398	$(19,816)	$21,500
Class R3
Shares	339	74	(153)	260	1,005	14	(396)	623
Amount	$5,891	$1,274	$(2,643)	$4,522	$15,998	$211	$(6,325)	$9,884
Class R4
Shares	837	189	(557)	469	2,928	35	(1,031)	1,932
Amount	$14,577	$3,294	$(9,807)	$8,064	$46,780	$544	$(16,688)	$30,636
Class R5
Shares	984	199	(267)	916	2,112	43	(685)	1,470
Amount	$17,529	$3,487	$(4,699)	$16,317	$33,886	$673	$(11,133)	$23,426
Class Y
Shares	12,300	1,981	(5,329)	8,952	21,086	487	(10,193)	11,380
Amount	$218,977	$34,908	$(95,129)	$158,756	$339,629	$7,618	$(167,967)	$179,280
Total
Shares	22,171	3,770	(9,428)	16,513	38,200	828	(17,753)	21,275
Amount	$387,464	$65,170	$(165,239)	$287,395	$611,262	$12,764	$(286,780)	$337,246

22

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	29	$493
For the Year Ended October 31, 2013	48	$762

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund,

23

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

The Hartford International Opportunities Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$17.46	$0.05	$0.60	$0.65	$(0.20)	$(0.55)	$(0.75)	$17.36	3.85	%(D)	$461,519	1.19	%(E)	1.19	%(E)	0.53	%(E)
B	16.04	(0.03)	0.56	0.53	(0.06)	(0.55)	(0.61)	15.96	3.43	(D)	8,041	2.31	(E)	2.03	(E)	(0.38	)(E)
C	15.76	(0.01)	0.53	0.52	(0.11)	(0.55)	(0.66)	15.62	3.46	(D)	54,183	1.92	(E)	1.92	(E)	(0.18	)(E)
I	17.41	0.08	0.59	0.67	(0.25)	(0.55)	(0.80)	17.28	3.98	(D)	83,307	0.83	(E)	0.83	(E)	0.94	(E)
R3	17.69	0.02	0.61	0.63	(0.16)	(0.55)	(0.71)	17.61	3.72	(D)	38,068	1.44	(E)	1.44	(E)	0.27	(E)
R4	17.93	0.05	0.62	0.67	(0.21)	(0.55)	(0.76)	17.84	3.86	(D)	94,119	1.13	(E)	1.13	(E)	0.59	(E)
R5	18.06	0.08	0.62	0.70	(0.25)	(0.55)	(0.80)	17.96	4.03	(D)	85,790	0.83	(E)	0.83	(E)	0.89	(E)
Y	18.14	0.08	0.63	0.71	(0.27)	(0.55)	(0.82)	18.03	4.03	(D)	927,612	0.73	(E)	0.73	(E)	0.96	(E)

For the Year Ended October 31, 2013
A	$14.49	$0.22	$2.92	$3.14	$(0.17)	$–	$(0.17)	$17.46	21.87%		$394,928	1.26%		1.26%		1.36%
B	13.32	0.08	2.69	2.77	(0.05)	–	(0.05)	16.04	20.89		8,960	2.35		2.05		0.56
C	13.10	0.09	2.65	2.74	(0.08)	–	(0.08)	15.76	20.99		43,495	1.98		1.98		0.66
I	14.45	0.28	2.91	3.19	(0.23)	–	(0.23)	17.41	22.30		61,280	0.90		0.90		1.77
R3	14.70	0.19	2.96	3.15	(0.16)	–	(0.16)	17.69	21.63		33,633	1.46		1.46		1.20
R4	14.89	0.25	3.00	3.25	(0.21)	–	(0.21)	17.93	22.02		86,150	1.15		1.15		1.51
R5	14.98	0.29	3.02	3.31	(0.23)	–	(0.23)	18.06	22.37		69,712	0.85		0.85		1.79
Y	15.04	0.32	3.03	3.35	(0.25)	–	(0.25)	18.14	22.51		770,427	0.75		0.75		1.97

For the Year Ended October 31, 2012
A	$13.67	$0.18	$0.79	$0.97	$(0.15)	$–	$(0.15)	$14.49	7.28%		$264,957	1.36%		1.30%		1.30%
B	12.56	0.07	0.74	0.81	(0.05)	–	(0.05)	13.32	6.46		9,358	2.44		2.05		0.55
C	12.37	0.07	0.72	0.79	(0.06)	–	(0.06)	13.10	6.48		32,044	2.06		2.05		0.56
I	13.65	0.22	0.80	1.02	(0.22)	–	(0.22)	14.45	7.68		31,190	0.97		0.97		1.60
R3	13.90	0.15	0.81	0.96	(0.16)	–	(0.16)	14.70	7.05		18,786	1.52		1.50		1.10
R4	14.07	0.21	0.80	1.01	(0.19)	–	(0.19)	14.89	7.40		42,803	1.20		1.20		1.45
R5	14.16	0.25	0.80	1.05	(0.23)	–	(0.23)	14.98	7.67		35,803	0.91		0.90		1.73
Y	14.20	0.19	0.89	1.08	(0.24)	–	(0.24)	15.04	7.83		467,786	0.79		0.79		1.34

For the Year Ended October 31, 2011
A	$14.68	$0.14	$(1.14)	$(1.00)	$(0.01)	$–	$(0.01)	$13.67	(6.80)%		$261,920	1.34%		1.30%		0.96%
B	13.58	0.02	(1.04)	(1.02)	–	–	–	12.56	(7.51)		11,877	2.33		2.05		0.16
C	13.37	0.03	(1.03)	(1.00)	–	–	–	12.37	(7.48)		33,621	2.04		2.04		0.19
I	14.62	0.20	(1.15)	(0.95)	(0.02)	–	(0.02)	13.65	(6.49)		18,801	0.97		0.97		1.39
R3	14.95	0.13	(1.17)	(1.04)	(0.01)	–	(0.01)	13.90	(6.97)		10,727	1.54		1.50		0.89
R4	15.10	0.17	(1.18)	(1.01)	(0.02)	–	(0.02)	14.07	(6.73)		11,406	1.23		1.20		1.12
R5	15.15	0.18	(1.15)	(0.97)	(0.02)	–	(0.02)	14.16	(6.40)		21,285	0.94		0.90		1.22
Y	15.19	0.21	(1.17)	(0.96)	(0.03)	–	(0.03)	14.20	(6.37)		114,791	0.82		0.82		1.38

See Portfolio Turnover information on the next page.

25

The Hartford International Opportunities Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$12.62	$0.07	$2.14	$2.21	$(0.15)	$–	$(0.15)	$14.68	17.56%	$310,049	1.47%	1.42%	0.54%
B	11.65	(0.03)	1.97	1.94	(0.01)	–	(0.01)	13.58	16.70	16,434	2.44	2.19	(0.24)
C	11.46	(0.02)	1.94	1.92	(0.01)	–	(0.01)	13.37	16.72	37,671	2.16	2.15	(0.19)
I	12.59	0.13	2.12	2.25	(0.22)	–	(0.22)	14.62	18.01	10,933	1.08	1.08	1.02
R3	12.88	0.05	2.17	2.22	(0.15)	–	(0.15)	14.95	17.28	4,413	1.63	1.59	0.38
R4	12.98	0.08	2.22	2.30	(0.18)	–	(0.18)	15.10	17.76	7,066	1.29	1.27	0.63
R5	13.04	0.14	2.21	2.35	(0.24)	–	(0.24)	15.15	18.12	2,704	0.99	0.97	1.04
Y	13.07	0.14	2.22	2.36	(0.24)	–	(0.24)	15.19	18.20	189,576	0.90	0.90	1.05

For the Year Ended October 31, 2009
A	$10.23	$0.13	$2.50	$2.63	$(0.24)	$–	$(0.24)	$12.62	26.36%	$207,600	1.65%	1.42%	1.20%
B	9.40	0.08	2.31	2.39	(0.14)	–	(0.14)	11.65	25.85	17,390	2.74	1.84	0.85
C	9.29	0.04	2.28	2.32	(0.15)	–	(0.15)	11.46	25.38	28,852	2.34	2.23	0.45
I	10.25	0.05	2.60	2.65	(0.31)	–	(0.31)	12.59	26.81	2,230	1.25	1.23	0.51
R3	10.51	0.08	2.56	2.64	(0.27)	–	(0.27)	12.88	25.94	466	1.85	1.82	0.72
R4	10.58	0.14	2.56	2.70	(0.30)	–	(0.30)	12.98	26.42	1,769	1.38	1.38	1.29
R5	10.60	0.08	2.66	2.74	(0.30)	–	(0.30)	13.04	26.67	210	1.09	1.09	0.62
Y	10.62	0.19	2.57	2.76	(0.31)	–	(0.31)	13.07	26.94	133,962	0.96	0.96	1.73

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	39%
For the Year Ended October 31, 2013	107
For the Year Ended October 31, 2012	98
For the Year Ended October 31, 2011	122
For the Year Ended October 31, 2010	106
For the Year Ended October 31, 2009	168

26

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

27

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

28

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,038.50	$6.03	$1,000.00	$1,018.88	$5.97	1.19%	181	365
Class B	$1,000.00	$1,034.30	$10.25	$1,000.00	$1,014.72	$10.15	2.03	181	365
Class C	$1,000.00	$1,034.60	$9.68	$1,000.00	$1,015.28	$9.59	1.92	181	365
Class I	$1,000.00	$1,039.80	$4.21	$1,000.00	$1,020.67	$4.17	0.83	181	365
Class R3	$1,000.00	$1,037.20	$7.25	$1,000.00	$1,017.67	$7.18	1.44	181	365
Class R4	$1,000.00	$1,038.60	$5.72	$1,000.00	$1,019.19	$5.66	1.13	181	365
Class R5	$1,000.00	$1,040.30	$4.21	$1,000.00	$1,020.67	$4.17	0.83	181	365
Class Y	$1,000.00	$1,040.30	$3.69	$1,000.00	$1,021.17	$3.66	0.73	181	365

30

The Hartford International Opportunities Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

31

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

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hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

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MFSAR-IO14 4/14 113988-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford International Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Small Company Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks capital appreciation.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
International Small Company A#	3.56%	16.80%	19.52%	8.84%
International Small Company A##	-2.14%	10.38%	18.18%	8.23%
International Small Company B#	3.08%	15.80%	18.63%	8.26%*
International Small Company B##	-1.92%	10.80%	18.43%	8.26%*
International Small Company C#	3.13%	15.88%	18.61%	8.02%
International Small Company C##	2.13%	14.88%	18.61%	8.02%
International Small Company I#	3.68%	17.16%	20.01%	9.13%
International Small Company R3#	3.46%	16.60%	19.55%	9.09%
International Small Company R4#	3.61%	17.00%	19.82%	9.21%
International Small Company R5#	3.74%	17.23%	20.09%	9.33%
International Small Company Y#	3.82%	17.39%	20.15%	9.36%
S&P EPAC SmallCap Index	6.49%	19.29%	17.63%	9.66%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Small Company Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
International Small Company Class A	1.54%	1.54%
International Small Company Class B	2.29%	2.55%
International Small Company Class C	2.28%	2.28%
International Small Company Class I	1.11%	1.11%
International Small Company Class R3	1.65%	1.69%
International Small Company Class R4	1.35%	1.39%
International Small Company Class R5	1.05%	1.11%
International Small Company Class Y	0.99%	0.99%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Simon H. Thomas	Daniel Maguire, CFA
Senior Vice President and Equity Portfolio Manager	Director and Equity Research Analyst

How did the Fund perform?

The Class A shares of The Hartford International Small Company Fund returned 3.56%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 6.49% for the same period. The Fund underperformed the 5.08% average return of the Lipper International Small/Mid-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market (EM) countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. EM equities trailed their developed market counterparts for the period.

All ten sectors within the benchmark posted positive returns. Telecommunication Services (+15%), Utilities (+14%), and Financials (+9%) gained the most during the period. Energy (0%), Consumer Discretionary (+4%), and Consumer Staples (+4%) lagged on a relative basis.

The Fund underperformed its benchmark primarily due to weak stock selection within the Financials, Consumer Discretionary, and Materials sectors; this was partially offset by stronger stock selection within the Industrials and Healthcare sectors. Sector allocation, a fall-out of the bottom-up stock selection process, detracted from the Fund’s relative performance, in part due to an overweight allocation to Energy and an underweight allocation to Utilities. On a regional basis, an overweight to and selection within Japan was the primary detractor from benchmark-relative performance, which was only partially offset by positive contributions from an underweight to and selection within the Asia Pacific region. A modest cash position detracted in an upward-trending market.

The largest detractors from relative performance during the period were Mothercare (Consumer Discretionary), Sanrio (Consumer Discretionary), and Mitsubishi Gas Chemical (Materials). Shares of Mothercare, a U.K.-based retailer of baby-related clothing and educationally-oriented toys, underperformed as the company issued a profit warning following worse-than-expected gross margin pressure in its U.K. business and lower traffic due to unseasonable weather in Russia and the Middle East which are important regions for the company. Shares of Sanrio, a character products company including Hello Kitty brand, underperformed due to the management team’s inability to clearly articulate their long-term growth plans. Shares of Mitsubishi Gas Chemical, a Japan-based chemical company, underperformed as a result of weaker-than-expected earnings due to falling commodity prices, especially methanol. Top detractors from absolute performance during the period also included Karoon Gas Australia (Energy).

Top contributors to relative and absolute returns were Groupe Fnac (Consumer Discretionary), USG People (Industrials), and Azimut Holding (Financials). Shares of Groupe Fnac, the leading French retailer of consumer electronics, CDs/DVDs, books and video games, rose after providing better than expected quarterly results

3

The Hartford International Small Company Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

due to stabilization in their business. USG People is a temporary employment and human resources company based in the Netherlands with a presence throughout Europe. The stock outperformed as the company's earnings results for the quarter exceeded expectations and revenue trends are improving. Azimut Holdings, an Italy-based asset management company, also outperformed as it expanded through acquisition of attractively valued businesses from struggling financial institutions in Italy.

Derivatives are not used in a significant manner in this Fund and thus did not have a material impact on performance during the period.

What is the outlook?

Given strong market performance over the past year, we feel it is important to be cautious about stocks whose share prices have risen dramatically where growth has not yet materialized. Stocks with high valuations can be severely punished in the event of disappointment. On the other hand, because our investment process leads to a bias towards high quality companies, the continuation of a market rally could become a headwind for the fund because we believe we are reaching a point in the cycle where lower quality companies could do well for a time.

In Europe, we are targeting later cycle investment ideas that have not yet benefited from economic recovery, but are, in our view, winning market share, are incorrectly valued, or benefit from structural trends rather than being exposed to the business cycle. Japan substantially underperformed other equity markets globally in 2013. However, we remain overweight Japan because we think it is the least efficient market where we find the best ideas. While short-term headwinds may exist, we see positive drivers of performance in the long-term. In the short-term, stock prices are correlated to headlines about Abenomics. Further, the stock prices of many high quality Japanese companies declined in tandem with the Japanese market. However, stocks should eventually trade based on their fundamentals. Therefore, we believe the ability of companies in Japan to exceed expectations is higher than elsewhere.

At the end of the period, we remained most overweight the Industrials, Healthcare, and Energy sectors relative to the benchmark. Our largest underweights were to the Information Technology, Consumer Staples and Consumer Discretionary sectors relative to the benchmark. On a regional basis, our greatest underweight position relative to the benchmark at the end of the period was to Europe ex U.K. while we held our largest overweight position in Japan.

Diversification by Sector
as of April 30, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.6%
Consumer Staples	2.3
Energy	4.7
Financials	22.3
Health Care	9.1
Industrials	30.4
Information Technology	4.5
Materials	7.8
Utilities	0.3
Total	95.0%
Short-Term Investments	2.0
Other Assets and Liabilities	3.0
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities
as of April 30, 2014
Percentage of
Description	Net Assets
Australian Dollar	4.9%
Brazilian Real	0.7
British Pound	20.5
Canadian Dollar	0.4
Danish Kroner	3.1
Euro	18.0
Hong Kong Dollar	0.5
Indonesian New Rupiah	0.8
Japanese Yen	31.4
Mexican New Peso	0.9
Norwegian Krone	1.8
Republic of Korea Won	1.6
Singapore Dollar	1.1
Swedish Krona	2.2
Swiss Franc	5.9
United States Dollar	3.2
Other Assets and Liabilities	3.0
Total	100.0%

4

The Hartford International Small Company Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.0%
	Australia - 4.9%
212	Challenger Financial Services Group Ltd.	$1,398
111	Domino's Pizza Enterprises Ltd.	2,048
518	Karoon Gas Australia Ltd. ●†	1,190
584	NuFarm Ltd.	2,261
961	SAI Global Ltd.	3,820
147	Seek Ltd.	2,304
858	Tox Free Solutions Ltd.	2,764
2,746	Transpacific Industries Group Ltd. ●	2,856
		18,641
	Austria - 2.4%
61	Andritz AG	3,770
33	Schoeller-Bleckmann Oilfield Equipment AG	4,164
55	Zumbotel AG	1,146
		9,080
	Belgium - 2.6%
20	Ackermans & van Haaren N.V. ●	2,573
29	Compagnie d'Entreprises CFE	3,214
83	D'ieteren S.A.	3,856
		9,643
	Brazil - 0.7%
729	Magazine Luiza S.A.	2,486

	Canada - 0.4%
97	Pacific Rubiales Energy Corp.	1,587

	China - 0.8%
92	WuXi PharmaTech Cayman, Inc. ●	3,124

	Denmark - 3.1%
137	DSV A/S	4,560
131	H. Lundbeck A/S	3,817
128	Matas A/S ●	3,504
		11,881
	Finland - 0.5%
77	Tikkurila Oyj	1,921

	France - 3.0%
35	Eurazeo	2,943
60	Imerys S.A.	5,288
20	Wendel S.A.	3,059
		11,290
	Germany - 3.7%
58	DMG Mori Seiki AG	1,834
44	ElringKlinger AG	1,763
41	Grenke Leasing	4,255
45	Rheinmetall AG	3,029
92	SAF-Holland S.A.	1,371
41	STRATEC Biomedical AG	1,892
		14,144
	Hong Kong - 1.2%
2,706	Noble Group Ltd.	2,786
548	Shanghai Fosun Pharmaceutical Co., Ltd.	1,858
		4,644
	Indonesia - 0.8%
5,661	Gajah Tunggal Tbk PT ☼	940
1,472	Matahari Department Store Tbk ●	1,913
		2,853
	Italy - 3.9%
523	Anima Holding S.p.A. ●	3,081
45	Banca Generali S.p.A.	1,415
3,800	Beni Stabili S.p.A.	3,392
50	DiaSorin S.p.A.	2,044
33	EI Towers S.p.A.	1,875
936	Immobiliare Grande Distribuzione REIT	1,738
36	Salvatore Ferragamo Italia S.p.A.	1,138
		14,683
	Japan - 31.3%
112	AEON Mall Co., Ltd.	2,662
445	Amada Co., Ltd.	3,218
83	Asahi Intecc Co., Ltd.	3,041
82	CyberAgent, Inc.	3,373
195	Denyo Co., Ltd.	2,910
71	Digital Garage, Inc.	1,033
162	DMG Mori Seiki Co., Ltd.	2,025
449	Ferrotec, Corp.	2,422
4	GLP J-REIT	3,492
247	Hitachi Metals Ltd.	3,354
111	Hoshizaki Electric Co., Ltd.	4,504
92	IBJ Leasing Co., Ltd.	2,114
94	Ichiyoshi Securities Co., Ltd.	1,118
734	Ihi Corp.	2,927
168	IIDA Group Holdings Co., Ltd.	2,503
75	Internet Initiative Japan, Inc.	1,736
317	Jaccs Co., Ltd.	1,407
131	Jamco Corp.	2,336
49	Japan Petroleum Exploration Co., Ltd.	1,817
68	Joyful Honda Co., Ltd. ●☼	2,503
83	Kakaku.com, Inc.	1,188
283	Makino Milling Machine Co.	2,107
107	Matsui Securities Co., Ltd.	986
110	Message Co., Ltd.	3,537
440	Mitsubishi Gas Chemical Co.	2,540
949	Mitsubishi UFJ Lease & Finance Co., Ltd.	4,684
75	Musashi Seimitsu Industry Co., Ltd.	1,657
186	Nihon Nohyaku Co., Ltd.	2,316
274	Nikkiso Co., Ltd.	3,068
192	Nippon Shinyaku Co., Ltd.	3,382
123	Nippon Shokubai Co., Ltd.	1,419
148	Pocket Card Co., Ltd.	972
277	Sanwa Holdings Corp.	1,692
2,241	Shinsei Bank Ltd.	4,369
145	Shionogi & Co., Ltd.	2,536
189	Shizuoka Gas Co., Ltd.	1,138
190	Sumisho Computer Systems Corp.	5,034
160	Tenma Corp.	2,097
115	THK Co., Ltd.	2,420
211	Tokyo Tomin Bank Ltd.	2,189
19	Tsuruha Holdings, Inc.	1,942
103	Yamato Kogyo Co.	2,970
75	Yaskawa Electric Corp.	847
217	Yokogawa Electric Corp.	2,967
198	Yumeshin Holdings Co., Ltd.	1,700
177	Zenkoku Hosho Co., Ltd.	3,962
78	Zuiko Corp.	4,360
		118,574
	Luxembourg - 1.4%
200	AZ Electronic Materials S.A. ‡	1,360
171	Reinet Investments S.A. ●	3,879
		5,239

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 95.0% - (continued)
	Mexico - 0.9%
615	Fibra Uno Administracion S.A. REIT	$2,015
750	Grupo Sanborns S.A. de C.V.	1,247
		3,262
	Netherlands - 1.0%
221	USG People N.V.	3,819

	Norway - 1.8%
222	Kongsberg Gruppen ASA	5,204
129	Petroleum Geo-Services ASA	1,561
		6,765
	Russia - 0.4%
189	O'Key Group S.A. GDR ■	1,670

	Singapore - 0.4%
1,677	Indofood Agri Resources Ltd.	1,428

	South Korea - 1.6%
6	CJ O Shopping Co., Ltd.	2,266
22	Green Cross Corp.	2,726
7	Lotte Chemical Corp.	1,168
		6,160
	Sweden - 1.5%
366	Bufab Holding AB ●	3,603
162	Haldex AB	2,077
		5,680
	Switzerland - 6.8%
27	Dufry Group ●	4,536
186	Gategroup Holding AG	5,786
389	Informa plc	3,174
7	Kuoni Reisen Holding AG	3,124
100	Oc Oerlikon Corp. Ag-Reg	1,601
13	Partners Group	3,607
30	Tecan Group AG	3,812
		25,640
	United Kingdom - 19.9%
44	Berkeley (The) Group Holdings plc	1,695
233	Big Yellow Group REIT	2,028
1,512	Booker Group plc	3,761
228	Chemring Group plc	861
193	Concentric AB ●	2,726
516	Crest Nicholson Holdings Ltd	3,031
182	De La Rue plc	2,519
980	Direct Line Insurance Group plc	4,145
283	Domino's Pizza Group plc	2,457
526	Elementis plc	2,468
305	Global Stock - Model	1,681
2,239	Hansteen Holdings plc REIT	3,891
1,605	Hays plc	4,095
579	Henderson Group plc	2,461
161	Hunting plc	2,301
257	IG Group Holdings plc	2,763
174	James Fisher & Sons plc	3,785
135	Keller Group plc	2,274
105	Kennedy Wilson Europe Real Estate plc ●	1,812
136	Kier Group plc	3,825
524	Mears Group plc	4,439
342	Michael Page International plc	2,718
323	Ophilr Energy plc ●	1,440
337	Savills plc	3,415
605	Thomas Cook Group plc ●	1,787
855	Tyman plc	4,130
45	Ultra Electronics Holdings plc	1,282
233	Unite Group plc	1,662
		75,452
	Total Common Stocks
	(Cost $321,068)	$359,666

	Total Long-Term Investments
	(Cost $321,068)	$359,666

Short-Term Investments - 2.0%
	Repurchase Agreements - 2.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $324, collateralized by GNMA 4.00%, 2044, value of $331)
$324	0.05%, 4/30/2014	$324
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$1,610, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$1,642)
1,610	0.04%, 4/30/2014	1,610
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $569, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $581)
569	0.04%, 4/30/2014	569
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $1,410, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $1,438)
1,410	0.04%, 4/30/2014	1,410
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $857, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $874)
857	0.05%, 4/30/2014	857
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $705, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $719)
705	0.04%, 4/30/2014	705
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$1,959, collateralized by FHLMC 3.50% - 4.00%,
2026 - 2042, FNMA 3.00% - 5.00%, 2025 -
2043, U.S. Treasury Note 3.13%, 2017, value of
	$1,998)
1,959	0.05%, 4/30/2014	1,959

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Small Company Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 2.0% - (continued)
	Repurchase Agreements - 2.0% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $10, collateralized by U.S. Treasury Note 2.13%, 2015, value of $10)
$10	0.04%, 4/30/2014		$10
			7,444
	Total Short-Term Investments
	(Cost $7,444)		$7,444

	Total Investments
	(Cost $328,512) ▲	97.0%	$367,110
	Other Assets and Liabilities	3.0%	11,365
	Total Net Assets	100.0%	$378,475

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $331,619 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$50,921
Unrealized Depreciation	(15,430)
Net Unrealized Appreciation	$35,491

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the April 30, 2014, the aggregate value of these securities was $1,190, which represents 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $430 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $1,670, which represents 0.4% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Sell	05/01/2014	BCLY	$78	$78	$–	$–
AUD	Sell	05/02/2014	BOA	159	160	–	(1)
AUD	Sell	05/05/2014	CSFB	213	213	–	–
EUR	Sell	05/06/2014	BOA	461	461	–	–
EUR	Sell	05/05/2014	JPM	4,126	4,144	–	(18)
EUR	Sell	05/02/2014	TDS	1,506	1,509	–	(3)
GBP	Sell	05/02/2014	SSG	128	129	–	(1)
IDR	Buy	05/02/2014	JPM	45	45	–	–
JPY	Buy	05/01/2014	CBK	357	357	–	–
JPY	Sell	05/02/2014	BOA	1,968	1,968	–	–
Total						$–	$(23)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC
TDS	TD Securities, Inc.

Currency Abbreviations:
AUD	Australian Dollar
EUR	EURO
GBP	British Pound
IDR	Indonesian New Rupiah
JPY	Japanese Yen

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
J-REIT	Japanese Real Estate Investment Trust
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$18,641	$–	$18,641	$–
Austria	9,080	–	9,080	–
Belgium	9,643	3,214	6,429	–
Brazil	2,486	2,486	–	–
Canada	1,587	1,587	–	–
China	3,124	3,124	–	–
Denmark	11,881	3,504	8,377	–
Finland	1,921	1,921	–	–
France	11,290	–	11,290	–
Germany	14,144	1,892	12,252	–
Hong Kong	4,644	–	4,644	–
Indonesia	2,853	–	2,853	–
Italy	14,683	5,130	9,553	–
Japan	118,574	–	118,574	–
Luxembourg	5,239	5,239	–	–
Mexico	3,262	3,262	–	–
Netherlands	3,819	–	3,819	–
Norway	6,765	5,204	1,561	–
Russia	1,670	1,670	–	–
Singapore	1,428	–	1,428	–
South Korea	6,160	–	6,160	–
Sweden	5,680	3,603	2,077	–
Switzerland	25,640	–	25,640	–
United Kingdom	75,452	28,895	46,557	–
Total	$359,666	$70,731	$288,935	$–
Short-Term Investments	7,444	–	7,444	–
Total	$367,110	$70,731	$296,379	$–
Liabilities:
Foreign Currency Contracts*	$23	$–	$23	$–
Total	$23	$–	$23	$–

♦	For the six-month period ended April 30, 2014, investments valued at $9,798 were transferred from Level 1 to Level 2, and investments valued at $8,905 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $328,512)	$367,110
Cash	109
Foreign currency on deposit with custodian (cost $128)	128
Receivables:
Investment securities sold	9,390
Fund shares sold	616
Dividends and interest	1,905
Other assets	91
Total assets	379,349
Liabilities:
Unrealized depreciation on foreign currency contracts	23
Payables:
Investment securities purchased	555
Fund shares redeemed	195
Investment management fees	56
Administrative fees	1
Distribution fees	8
Accrued expenses	36
Total liabilities	874
Net assets	$378,475
Summary of Net Assets:
Capital stock and paid-in-capital	$321,125
Distributions in excess of net investment income	(477)
Accumulated net realized gain	19,212
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	38,615
Net assets	$378,475

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$18.05/$19.10
Shares outstanding	4,721
Net assets	$85,210
Class B: Net asset value per share	$17.08
Shares outstanding	210
Net assets	$3,584
Class C: Net asset value per share	$16.78
Shares outstanding	1,124
Net assets	$18,872
Class I: Net asset value per share	$17.93
Shares outstanding	2,044
Net assets	$36,666
Class R3: Net asset value per share	$18.17
Shares outstanding	520
Net assets	$9,445
Class R4: Net asset value per share	$18.22
Shares outstanding	329
Net assets	$5,998
Class R5: Net asset value per share	$18.28
Shares outstanding	32
Net assets	$577
Class Y: Net asset value per share	$18.30
Shares outstanding	11,921
Net assets	$218,123

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Small Company Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,168
Interest	2
Less: Foreign tax withheld	(365)
Total investment income	2,805

Expenses:
Investment management fees	1,565
Administrative services fees
Class R3	8
Class R4	4
Class R5	—
Transfer agent fees
Class A	93
Class B	11
Class C	16
Class I	17
Class R3	—
Class R4	—
Class R5	—
Class Y	2
Distribution fees
Class A	94
Class B	21
Class C	81
Class R3	21
Class R4	6
Custodian fees	13
Accounting services fees	31
Registration and filing fees	51
Board of Directors' fees	4
Audit fees	9
Other expenses	18
Total expenses (before waivers and fees paid indirectly)	2,065
Expense waivers	(2)
Transfer agent fee waivers	(4)
Commission recapture	(1)
Total waivers and fees paid indirectly	(7)
Total expenses, net	2,058
Net Investment Income	747
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	24,173
Net realized gain on foreign currency contracts	45
Net realized loss on other foreign currency transactions	(150)
Net Realized Gain on Investments and Foreign Currency Transactions	24,068
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(12,802)
Net unrealized depreciation of foreign currency contracts	(7)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	24
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(12,785)
Net Gain on Investments and Foreign Currency Transactions	11,283
Net Increase in Net Assets Resulting from Operations	$12,030

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$747	$1,982
Net realized gain on investments and foreign currency transactions	24,068	46,215
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(12,785)	34,230
Net Increase in Net Assets Resulting from Operations	12,030	82,427
Distributions to Shareholders:
From net investment income
Class A	(122)	(847)
Class B	—	(45)
Class C	—	(99)
Class I	(56)	(57)
Class R3	(8)	(71)
Class R4	(17)	(37)
Class R5	(4)	(4)
Class Y	(1,305)	(3,585)
Total distributions	(1,512)	(4,745)
Capital Share Transactions:
Class A	19,002	1,674
Class B	(1,061)	(1,789)
Class C	6,486	445
Class I	30,868	(3,973)
Class R3	1,875	1,471
Class R4	2,222	1,149
Class R5	(58)	376
Class Y	(5,466)	(755)
Net increase (decrease) from capital share transactions	53,868	(1,402)
Net Increase in Net Assets	64,386	76,280
Net Assets:
Beginning of period	314,089	237,809
End of period	$378,475	$314,089
Undistributed (distribution in excess of) net investment income	$(477)	$288

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Small Company Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford International Small Company Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

13

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

14

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating

15

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least

16

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$23	$—	$—	$—	$—	$23
Total	$—	$23	$—	$—	$—	$—	$23

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$45	$—	$—	$—	$—	$45
Total	$—	$45	$—	$—	$—	$—	$45

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(7)	$—	$—	$—	$—	$(7)
Total	$—	$(7)	$—	$—	$—	$—	$(7)

The derivatives held by the Fund as of April 30, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

17

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$4,745	$1,195

18

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,841
Accumulated Capital Losses*	(3,302)
Unrealized Appreciation†	48,293
Total Accumulated Earnings	$46,832

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$1,759
Accumulated Net Realized Gain (Loss)	(1,759)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$3,302
Total	$3,302

During the year ended October 31, 2013, the Fund utilized $44,542 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

20

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.47%
Class B	2.29
Class C	2.17
Class I	1.13
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	0.97

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $206 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

21

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	38%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$133,338	$—	$133,338
Sales Proceeds	91,197	—	91,197

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,393	7	(340)	1,060	801	60	(785)	76
Amount	$25,004	$118	$(6,120)	$19,002	$12,380	$825	$(11,531)	$1,674
Class B
Shares	4	—	(66)	(62)	10	3	(140)	(127)
Amount	$70	$—	$(1,131)	$(1,061)	$132	$44	$(1,965)	$(1,789)
Class C
Shares	452	—	(62)	390	131	7	(109)	29
Amount	$7,525	$—	$(1,039)	$6,486	$1,867	$91	$(1,513)	$445
Class I
Shares	1,954	2	(231)	1,725	231	3	(586)	(352)
Amount	$34,958	$46	$(4,136)	$30,868	$3,717	$47	$(7,737)	$(3,973)
Class R3
Shares	159	1	(56)	104	180	5	(94)	91
Amount	$2,876	$8	$(1,009)	$1,875	$2,780	$71	$(1,380)	$1,471
Class R4
Shares	148	1	(28)	121	92	3	(23)	72
Amount	$2,704	$16	$(498)	$2,222	$1,456	$37	$(344)	$1,149
Class R5
Shares	9	—	(12)	(3)	30	—	(7)	23
Amount	$155	$4	$(217)	$(58)	$480	$4	$(108)	$376
Class Y
Shares	766	71	(1,131)	(294)	3,549	258	(3,739)	68
Amount	$13,909	$1,305	$(20,680)	$(5,466)	$53,153	$3,585	$(57,493)	$(755)
Total
Shares	4,885	82	(1,926)	3,041	5,024	339	(5,483)	(120)
Amount	$87,201	$1,497	$(34,830)	$53,868	$75,965	$4,704	$(82,071)	$(1,402)

22

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	25	$460
For the Year Ended October 31, 2013	37	$548

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund,

23

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

The Hartford International Small Company Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$17.46	$0.02	$0.60	$0.62	$(0.03)	$–	$(0.03)	$18.05	3.56	%(D)	$85,210	1.47	%(E)	1.47	%(E)	0.18	%(E)
B	16.57	(0.07)	0.58	0.51	–	–	–	17.08	3.08	(D)	3,584	2.51	(E)	2.29	(E)	(0.85	)(E)
C	16.27	(0.04)	0.55	0.51	–	–	–	16.78	3.13	(D)	18,872	2.17	(E)	2.17	(E)	(0.48	)(E)
I	17.39	0.09	0.55	0.64	(0.10)	–	(0.10)	17.93	3.68	(D)	36,666	1.13	(E)	1.13	(E)	1.06	(E)
R3	17.58	–	0.61	0.61	(0.02)	–	(0.02)	18.17	3.46	(D)	9,445	1.67	(E)	1.65	(E)	(0.01	)(E)
R4	17.65	0.03	0.61	0.64	(0.07)	–	(0.07)	18.22	3.61	(D)	5,998	1.37	(E)	1.35	(E)	0.29	(E)
R5	17.72	0.03	0.63	0.66	(0.10)	–	(0.10)	18.28	3.74	(D)	577	1.09	(E)	1.05	(E)	0.37	(E)
Y	17.73	0.05	0.63	0.68	(0.11)	–	(0.11)	18.30	3.82	(D)	218,123	0.97	(E)	0.97	(E)	0.56	(E)

For the Year Ended October 31, 2013
A	$13.14	$0.05	$4.51	$4.56	$(0.24)	$–	$(0.24)	$17.46	35.16%		$63,926	1.54%		1.54%		0.34%
B	12.47	(0.06)	4.28	4.22	(0.12)	–	(0.12)	16.57	34.12		4,504	2.55		2.29		(0.43)
C	12.26	(0.05)	4.20	4.15	(0.14)	–	(0.14)	16.27	34.19		11,936	2.28		2.28		(0.39)
I	13.09	0.10	4.49	4.59	(0.29)	–	(0.29)	17.39	35.66		5,546	1.11		1.11		0.64
R3	13.24	0.04	4.53	4.57	(0.23)	–	(0.23)	17.58	35.02		7,319	1.69		1.65		0.24
R4	13.29	0.08	4.55	4.63	(0.27)	–	(0.27)	17.65	35.44		3,662	1.39		1.35		0.53
R5	13.34	0.14	4.54	4.68	(0.30)	–	(0.30)	17.72	35.74		622	1.11		1.05		0.93
Y	13.34	0.14	4.56	4.70	(0.31)	–	(0.31)	17.73	35.86		216,574	0.99		0.99		0.94

For the Year Ended October 31, 2012 (F)
A	$12.03	$0.08	$1.06	$1.14	$(0.03)	$–	$(0.03)	$13.14	9.56%		$47,109	1.61%		1.55%		0.59%
B	11.47	(0.03)	1.03	1.00	–	–	–	12.47	8.72		4,973	2.62		2.30		(0.20)
C	11.28	(0.02)	1.00	0.98	–	–	–	12.26	8.69		8,647	2.37		2.30		(0.17)
I	12.00	0.13	1.06	1.19	(0.10)	–	(0.10)	13.09	10.08		8,781	1.06		1.05		1.12
R3	12.16	0.08	1.06	1.14	(0.06)	–	(0.06)	13.24	9.44		4,297	1.71		1.65		0.62
R4	12.20	0.12	1.06	1.18	(0.09)	–	(0.09)	13.29	9.81		1,802	1.41		1.35		0.95
R5	12.22	0.14	1.08	1.22	(0.10)	–	(0.10)	13.34	10.17		164	1.15		1.05		1.15
Y	12.23	0.13	1.09	1.22	(0.11)	–	(0.11)	13.34	10.14		162,036	1.01		1.00		1.11

For the Year Ended October 31, 2011
A	$12.56	$0.07	$(0.47)	$(0.40)	$(0.13)	$–	$(0.13)	$12.03	(3.28)%		$50,854	1.59%		1.55%		0.51%
B	11.97	(0.04)	(0.43)	(0.47)	(0.03)	–	(0.03)	11.47	(3.91)		6,188	2.55		2.30		(0.29)
C	11.78	(0.03)	(0.43)	(0.46)	(0.04)	–	(0.04)	11.28	(3.93)		9,420	2.34		2.30		(0.27)
I	12.53	0.12	(0.46)	(0.34)	(0.19)	–	(0.19)	12.00	(2.82)		7,309	1.09		1.07		0.94
R3	12.72	0.09	(0.50)	(0.41)	(0.15)	–	(0.15)	12.16	(3.31)		2,065	1.71		1.65		0.73
R4	12.74	0.12	(0.50)	(0.38)	(0.16)	–	(0.16)	12.20	(3.10)		356	1.44		1.35		0.90
R5	12.75	0.13	(0.47)	(0.34)	(0.19)	–	(0.19)	12.22	(2.77)		126	1.12		1.05		0.99
Y	12.76	0.14	(0.48)	(0.34)	(0.19)	–	(0.19)	12.23	(2.72)		105,329	1.02		1.00		1.03

See Portfolio Turnover information on the next page.

25

The Hartford International Small Company Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$10.74	$0.02	$1.92	$1.94	$(0.12)	$–	$(0.12)	$12.56	18.22%		$53,514	1.63%		1.57%		0.14%
B	10.28	(0.07)	1.84	1.77	(0.08)	–	(0.08)	11.97	17.28		7,850	2.60		2.32		(0.63)
C	10.10	(0.07)	1.80	1.73	(0.05)	–	(0.05)	11.78	17.23		11,103	2.37		2.32		(0.62)
I	10.70	0.07	1.91	1.98	(0.15)	–	(0.15)	12.53	18.76		7,698	1.08		1.08		0.63
R3(G)	10.20	–	2.52	2.52	–	–	–	12.72	24.71	(D)	125	1.73	(E)	1.65	(E)	0.08	(E)
R4(G)	10.20	0.02	2.52	2.54	–	–	–	12.74	24.90	(D)	125	1.43	(E)	1.36	(E)	0.38	(E)
R5(G)	10.20	0.04	2.51	2.55	–	–	–	12.75	25.00	(D)	125	1.12	(E)	1.06	(E)	0.68	(E)
Y	10.89	0.07	1.96	2.03	(0.16)	–	(0.16)	12.76	18.83		111,493	1.02		1.02		0.68

For the Year Ended October 31, 2009 (F)
A	$7.45	$0.08	$3.21	$3.29	$–	$–	$–	$10.74	44.16%		$53,517	1.81%		1.39%		0.64%
B	7.16	0.02	3.10	3.12	–	–	–	10.28	43.58		8,798	2.89		1.80		0.25
C	7.06	(0.01)	3.05	3.04	–	–	–	10.10	43.06		11,713	2.55		2.14		(0.10)
I	7.47	0.06	3.23	3.29	(0.06)	–	(0.06)	10.70	44.32		7,255	1.09		1.09		0.59
Y	7.60	0.09	3.27	3.36	(0.07)	–	(0.07)	10.89	44.48		85,937	1.05		1.05		1.06

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Commenced operations on May 28, 2010.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	27%
For the Year Ended October 31, 2013	78
For the Year Ended October 31, 2012	61
For the Year Ended October 31, 2011	69
For the Year Ended October 31, 2010	97
For the Year Ended October 31, 2009	151

26

The Hartford International Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

27

The Hartford International Small Company Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

28

The Hartford International Small Company Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,035.60	$7.41	$1,000.00	$1,017.52	$7.34	1.47%	181	365
Class B	$1,000.00	$1,030.80	$11.54	$1,000.00	$1,013.43	$11.44	2.29	181	365
Class C	$1,000.00	$1,031.30	$10.94	$1,000.00	$1,014.02	$10.85	2.17	181	365
Class I	$1,000.00	$1,036.80	$5.70	$1,000.00	$1,019.20	$5.65	1.13	181	365
Class R3	$1,000.00	$1,034.60	$8.33	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R4	$1,000.00	$1,036.10	$6.82	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R5	$1,000.00	$1,037.40	$5.30	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class Y	$1,000.00	$1,038.20	$4.92	$1,000.00	$1,019.97	$4.88	0.97	181	365

30

The Hartford International Small Company Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

31

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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HARTFORDFUNDS

hartfordfunds.com

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MFSAR-ISC14 4/14 113989-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL VALUE FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford International Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Value Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term total return.

Performance Overview 5/28/10 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	Since Inception▲
International Value A#	7.74%	18.39%	14.83%
International Value A##	1.81%	11.88%	13.19%
International Value C#	7.44%	17.61%	14.06%
International Value C##	6.44%	16.61%	14.06%
International Value I#	7.98%	18.88%	15.26%
International Value R3#	7.67%	18.22%	14.58%
International Value R4#	7.78%	18.50%	14.91%
International Value R5#	7.97%	18.95%	15.27%
International Value Y#	7.98%	19.57%	15.84%
MSCI EAFE Index	4.67%	13.80%	12.94%
MSCI EAFE Value Index	5.78%	16.18%	12.84%

†	Not Annualized
▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Value Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
International Value Class A	1.40%	1.91%
International Value Class C	2.15%	2.57%
International Value Class I	1.15%	1.48%
International Value Class R3	1.60%	2.17%
International Value Class R4	1.30%	1.86%
International Value Class R5	1.00%	1.56%
International Value Class Y	0.95%	1.27%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
James H. Shakin, CFA*
Senior Vice President and Equity Portfolio Manager

*Appointed as Portfolio Manager for the Fund as of August 30, 2013.

How did the Fund perform?

The Class A shares of The Hartford International Value Fund returned 7.74%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmarks, the MSCI EAFE Value Index, which returned 5.78% for the same period, and the MSCI EAFE Index, which returned 4.67% for the same time period. The Fund also outperformed the 5.01% average return of the Lipper International Multi Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market (EM) countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. EM equities trailed their developed market counterparts for the period.

All ten sectors in the MSCI EAFE Value Index rose during the period. Within the MSCI EAFE Value Index, the Energy (+15%), Healthcare (+14%), and Utilities (+10%) sectors gained the most during the period. Telecommunication Services (+2%), Financials (+2%), and Consumer Staples (+3%) lagged on a relative basis.

Security selection, which was strongest in Information Technology, Industrials, and Healthcare, contributed positively to performance relative to the MSCI EAFE Value Index during the period. This was partially offset by weaker stock selection in the Consumer Discretionary, Energy, and Utilities sectors. Sector positioning, which is a result of bottom-up stock selection decisions, also contributed positively to performance relative to the MSCI EAFE Value Index during the period, primarily due to the Fund’s underweights to Financials and Consumer Staples. The Fund’s underweight to Utilities and overweight to Consumer Discretionary detracted from relative performance during the period.

Among the top contributors to performance relative to the MSCI EAFE Value Index were Mixi Inc (Information Technology), Peugeot (Consumer Discretionary), and Fujitsu (Information Technology). Japanese social gaming and app developer Mixi had a strong quarter as its new game, Monster Strike, was very popular across both Apple and Android devices. Shares of Peugeot, a France based automobile manufacturer, rose during the period supported by an improving European economy and the announcement of a new Chief Executive Officer and Chinese joint venture that bolstered investor confidence. Fujitsu, a Japan-based information and communication technology company offering a wide range of technology products, rose as net sales in 2013 increased 8.7% from the prior year. Top absolute contributors for the period also included AstraZeneca (Healthcare).

Royal Dutch Shell (Energy), Adastria Holdings (Consumer Discretionary), and Mothercare (Consumer Discretionary) were among the top detractors from performance relative to the MSCI EAFE Value Index during the period. Shares of Royal Dutch Shell, a

3

The Hartford International Value Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

global independent oil and gas company, rose over the period and not owning the strong performing MSCI EAFE Value Index constituent weighed on relative returns. Shares of Adastria, a Japan-based retail company providing casual clothing and miscellaneous goods, underperformed due to continued merchandising difficulties with some of its mainstay brands. Shares of Mothercare, a U.K.-based retailer of baby-related clothing and educationally-oriented toys, underperformed as the company issued a pre-Christmas profit warning following worse than expected gross margin pressure in its U.K. business and lower traffic due to unseasonable weather in Russia and the Middle East, important regions for the company. In February, the company also announced the resignation of its Chief Executive Officer which further weighed on price. Top absolute detractors for the period also included Mitsubishi UFJ Financial Group, Inc. (Financials).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We continue to think that global economic growth will persist at a slow pace, that the combination of yen depreciation and aggressive central bank policies are laying the foundation for a cyclical recovery in Japan, and that European economies will continue to heal.

As a result of bottom-up stock selection we ended the period most overweight the Information Technology, Consumer Discretionary, and Industrials sectors and most underweight the Financials, Consumer Staples, and Utilities sectors relative to the MSCI EAFE Value Index.

Diversification by Sector
as of April 30, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.9%
Consumer Staples	0.7
Energy	10.2
Financials	20.9
Health Care	7.7
Industrials	10.7
Information Technology	15.4
Materials	10.9
Services	2.5
Utilities	2.5
Total	92.4%
Short-Term Investments	14.5
Other Assets and Liabilities	(6.9)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities
as of April 30, 2014
Percentage of
Description	Net Assets
Australian Dollar	1.0%
Brazilian Real	0.0
British Pound	12.8
Canadian Dollar	2.4
Danish Kroner	0.5
Euro	28.5
Hong Kong Dollar	1.6
Indian Rupee	1.7
Japanese Yen	31.6
Norwegian Krone	0.6
Republic of Korea Won	1.8
South African Rand	0.8
Swiss Franc	5.0
Taiwanese Dollar	0.9
United States Dollar	17.7
Other Assets and Liabilities	(6.9)
Total	100.0%

4

The Hartford International Value Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 92.4%
	Australia - 1.0%
152	Energy Resources of Australia Ltd. ●	$187
1,356	Qantas Airways Ltd. ●	1,542
859	Resolute Mining Ltd. ●	485
		2,214
	Austria - 0.2%
24	Zumbotel AG ☼	493

	Belgium - 1.6%
44	Ageas ☼	1,894
179	Agfa Gevaert N.V. ●☼	685
12	Delhaize-Le Lion S.A. ☼	891
		3,470
	Brazil - 0.9%
73	Banco Santander Brasil S.A.	488
86	HRT Participacoes em Petroleo S.A. ●	25
94	Petroleo Brasileiro S.A. ADR	1,302
		1,815
	Canada - 3.3%
51	Barrick Gold Corp.	883
122	Centerra Gold, Inc.	626
132	Eldorado Gold Corp.	803
53	EnCana Corp.	1,230
272	Kinross Gold Corp.	1,106
48	Northern Dynasty Minerals Ltd. ●	36
86	Painted Pony Petroleum Ltd. ●	888
101	Talisman Energy, Inc.	1,040
96	Uranium Participation Corp. ●	422
		7,034
	China - 1.1%
1,210	AMVIG Holdings Ltd.	440
1,604	Daphne International Holdings Ltd.	644
1,021	New World Department Store China	478
115	Sinovac Biotech Ltd. ●	684
		2,246
	Denmark - 0.5%
40	H. Lundbeck A/S	1,167

	France - 14.3%
19	Alten Ltd. ☼	991
27	BNP Paribas ☼	2,049
31	Capital Gemini S.A. ☼	2,187
3	Ciments Francais S.A.	315
37	Compagnie De Saint-Gobain ☼	2,270
10	Devoteam S.A. ☼	243
90	GDF Suez ☼	2,269
44	GFI Informatique S.A. ☼	376
4	Groupe FNAC S.A. ●	180
55	Groupe Steria SCA ☼	1,545
16	Lafarge S.A. ☼	1,438
18	Lagardere S.C.A. ☼	751
38	Metropole Television S.A. ☼	806
105	Orange S.A. ☼	1,703
97	Peugeot S.A. ☼	1,718
18	Renault S.A. ☼	1,740
5	S.p.A.Group S.A. ☼	543
20	Saft Groupe S.A. ☼	721
37	Societe Generale Class A ☼	2,335
31	Thales S.A. ☼	1,995
61	Total S.A. ☼	4,362
		30,537
	Germany - 2.9%
60	E.On SE ‡	1,143
24	Hamburger Hafen und Logistik	583
2	Koenig & Bauer AG	29
75	Kontron AG	521
22	Rheinmetall AG ‡	1,443
30	RWE AG ‡	1,150
32	Salzgitter AG ‡	1,375
		6,244
	Hong Kong - 0.8%
471	Clear Media Ltd.	471
147	Dah Sing Financial Group	654
1,691	Kingboard Laminates Holdings	656
		1,781
	India - 1.7%
428	Allahabad Bank Ltd.	712
143	Canara Bank Ltd.	678
90	Corp. Bank	437
1,416	Manappuram Finance Ltd.	523
390	NTPC Ltd.	753
76	Oil India Ltd.	603
		3,706
	Ireland - 1.2%
221	AER Lingus Group plc	466
56	CRH plc	1,638
44	Grafton Group plc	430
		2,534
	Israel - 0.4%
55	Orbotech Ltd. ●	804

	Italy - 3.1%
62	Banca Popolare dell'Emilia Tomagna Scrl ☼	720
66	Buzzi Unicem S.p.A. ☼	1,171
113	Eni S.p.A. ☼	2,920
207	Unicredit S.p.A. ☼	1,857
		6,668
	Japan - 31.6%
45	Adastria Holdings Co., Ltd. ☼	973
25	AEON Delight Co., Ltd. ☼	543
9	Alpha Systems, Inc.	126
60	Alpine Electronics, Inc. ☼	720
66	Canon, Inc. ☼	2,062
38	Cawachi Ltd. ☼	695
43	Chubu Steel Plate Co., Ltd.	179
18	CMIC Holdings Co., Ltd. ☼	295
92	Dai-ichi Life Insurance Co., Ltd. ☼	1,268
123	Daiichi Sankyo Co., Ltd. ☼	2,068
44	Dai-Ichi Seiko Co., Ltd. ☼	564
284	Dainippon Screen Manufacturing Co., Ltd. ☼	1,238
51	DeNa Co., Ltd. ☼	857
29	Doshisha Co., Ltd. ☼	432
26	DTS Corp. ☼	423
204	Eighteenth (The) Bank Ltd. ☼	456
36	Eisai Co., Ltd. ☼	1,373
30	En-Japan, Inc. ☼	522
34	Exedy Corp. ☼	920
94	Fuji Machine Manufacturing Co. ☼	828

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Value Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 92.4% - (continued)
	Japan - 31.6% - (continued)
43	Fujimi, Inc. ☼	$499
430	Fujitsu Ltd. ☼	2,528
87	Funai Electric Co., Ltd. ☼	939
19	Futaba Corp.	298
25	Gendai Agency, Inc.	151
135	Higashi-Nippon Bank Ltd. ☼	339
50	Hisaka Works Ltd. ☼	444
88	Hitachi Chemical Co., Ltd. ☼	1,298
54	Honeys Co., Ltd. ☼	506
150	Hosiden Corp. ☼	681
126	Inpex Corp. ☼	1,842
27	Itochu Techno-Solutions Corp. ☼	1,126
37	Japan Digital Laboratory Co., Ltd. ☼	542
24	Japan Petroleum Exploration Co., Ltd. ☼	908
59	JSR Corp. ☼	965
65	Keihin Corp. ☼	949
48	Melco Holdings, Inc. ☼	724
68	Mimasu Semiconductor Industry Co., Ltd. ☼	613
42	Miraial Co., Ltd. ☼	655
450	Mitsubishi UFJ Financial Group, Inc. ☼	2,393
478	Mitsui Chemicals, Inc. ☼	1,166
65	Mitsumi Electric Co., Ltd. ☼	419
93	Net One Systems Co., Ltd.	753
82	Nichicon Corp. ☼	608
10	Nintendo Co., Ltd. ☼	1,060
80	Nishimatsuya Chain Co., Ltd. ☼	576
29	Nitto Denko Corp. ☼	1,256
80	Nok Corp. ☼	1,308
30	NSD Co., Ltd. ☼	367
106	Oita Bank Ltd. ☼	386
31	Pal Co., Ltd. ☼	590
21	Proto Corp.	284
36	Rohm Co., Ltd. ☼	1,741
43	Roland Corp. ☼	604
11	Shimamura Co., Ltd. ☼	1,025
146	Shin-Etsu Polymer Co., Ltd. ☼	545
71	Shinkawa Ltd. ☼	389
179	Shinko Electric Industries Co., Ltd. ☼	1,179
36	Shionogi & Co., Ltd.	636
42	Star Micronics Co., Ltd. ☼	522
288	Sumitomo Bakelite Co., Ltd. ☼	1,097
47	Sumitomo Mitsui Financial Group, Inc. ☼	1,854
167	T&D Holdings, Inc. ☼	1,990
12	Takeda Pharmaceutical Co., Ltd. ☼	540
120	Tochigi (The) Bank Ltd. ☼	468
58	Tokai Rika Co., Ltd. ☼	1,006
72	Tokai Rubber Industries Ltd. ☼	746
21	Tokyo Electron Ltd. ☼	1,177
63	Tokyo Seimitsu Co., Ltd. ☼	1,058
132	Toshiba Machine Co., Ltd. ☼	593
72	Toyoda Gosei Co., Ltd. ☼	1,334
110	Toyota Boshoku Corp. ☼	1,140
19	Tri-Stage, Inc. ☼	207
88	Ushio, Inc. ☼	1,155
52	XEBIO Co., Ltd. ☼	962
93	Yamanashi (The) Chuo Bank Ltd. ☼	403
34	Yamato Kogyo Co. ☼	980
38	Yamazen Corp.	246
28	Zuken, Inc. ☼	218
		67,530
	Netherlands - 4.0%
70	Delta Lloyd N.V. ☼	1,837
157	ING Groep N.V. ●☼	2,240
60	Koninklijke Philips N.V. ☼	1,911
356	PostNL ☼	1,563
37	USG People N.V. ☼	635
14	Wolters Kluwer N.V. ☼	396
		8,582
	Norway - 0.6%
209	Storebrand ASA ☼	1,171

	Portugal - 0.3%
332	Banco Espirito Santo S.A. ●☼	589

	Russia - 0.7%
215	OAO Gazprom Class S ADR	1,557

	South Africa - 0.8%
96	Impala Platinum Holdings Ltd. ☼	1,079
268	Raubex Group Ltd. ☼	554
		1,633
	South Korea - 1.8%
32	KB Financial Group, Inc.	1,080
46	Korea Telecom Corp.	1,481
17	Shinhan Financial Group Co., Ltd.	761
53	Tongyang Life Insurance	513
		3,835
	Spain - 1.9%
64	Almirall S.A. ☼	1,065
105	Banco Popular Espanol ☼	776
131	Telefonica S.A. ☼	2,194
		4,035
	Switzerland - 5.0%
22	Adecco S.A. ☼	1,860
9	Holcim Ltd. ●☼	866
6	Julius Baer Group Ltd.	288
82	Micronas Semiconductor Holding AG ☼	733
12	Roche Holding AG ☼	3,547
11	Swiss Re Ltd. ☼	941
114	UBS AG ☼	2,381
		10,616
	Taiwan - 0.9%
96	Asustek Computer, Inc.	991
1,364	Compal Electronics, Inc.	973
		1,964

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Value Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 92.4% - (continued)
	United Kingdom - 11.8%
71	Anglo American plc		$1,903
58	AstraZeneca plc ‡		4,575
437	Barclays Bank plc ADR		1,866
574	BP plc ‡		4,846
74	Catlin Group Ltd.		658
448	Hays plc		1,142
175	Home Retail Group		605
456	HSBC Holdings plc ‡		4,661
287	Lonmin plc		1,376
111	Mothercare plc ●		352
261	SIG plc		846
110	Standard Chartered plc		2,373
			25,203
	Total Common Stocks
	(Cost $192,850)		$197,428

	Total Long-Term Investments
	(Cost $192,850)		$197,428

Short-Term Investments - 14.5%
	Repurchase Agreements - 14.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,351, collateralized by GNMA 4.00%, 2044, value of $1,378)
$1,351	0.05%, 4/30/2014		$1,351
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$6,708, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$6,842)
6,708	0.04%, 4/30/2014		6,708
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,373, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $2,421)
2,373	0.04%, 4/30/2014		2,373
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $5,877, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $5,995)
5,877	0.04%, 4/30/2014		5,877
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $3,573, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $3,644)
3,573	0.05%, 4/30/2014		3,573
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,938, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $2,997)
2,938	0.04%, 4/30/2014		2,938
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$8,162, collateralized by FHLMC 3.50% - 4.00%,
2026 - 2042, FNMA 3.00% - 5.00%, 2025 -
2043, U.S. Treasury Note 3.13%, 2017, value of
	$8,325)
8,162	0.05%, 4/30/2014		8,162
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $41, collateralized by U.S. Treasury Note 2.13%, 2015, value of $42)
41	0.04%, 4/30/2014		41
			31,023
	Total Short-Term Investments
	(Cost $31,023)		$31,023

	Total Investments
	(Cost $223,873) ▲	106.9%	$228,451
	Other Assets and Liabilities	(6.9)%	(14,772)
	Total Net Assets	100.0%	$213,679

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Value Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $224,059 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,094
Unrealized Depreciation	(3,702)
Net Unrealized Appreciation	$4,392

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $18,419 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Futures contracts	$58	$–
Total	$58	$–

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
EAFE (mini MSCI) Index Future	20	06/20/2014	$1,912	$1,924	$12	$–	$6	$–

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Value Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	05/01/2014	BCLY	$240	$240	$–	$–
AUD	Buy	05/05/2014	CSFB	162	162	–	–
CAD	Buy	05/01/2014	BCLY	641	645	4	–
CAD	Buy	05/02/2014	BCLY	144	144	–	–
CHF	Buy	05/02/2014	DEUT	1,408	1,408	–	–
DKK	Buy	05/01/2014	TDS	165	165	–	–
EUR	Buy	05/06/2014	BOA	179	179	–	–
EUR	Buy	05/02/2014	TDS	7,304	7,318	14	–
EUR	Sell	05/05/2014	JPM	150	151	–	(1)
GBP	Buy	05/01/2014	BCLY	3,136	3,150	14	–
GBP	Buy	05/02/2014	SSG	61	61	–	–
JPY	Buy	05/02/2014	BOA	8,823	8,824	1	–
JPY	Buy	05/01/2014	CBK	99	99	–	–
JPY	Buy	05/07/2014	CSFB	108	108	–	–
JPY	Sell	05/13/2014	BCLY	917	918	–	(1)
JPY	Sell	06/18/2014	BCLY	949	950	–	(1)
JPY	Sell	05/13/2014	BOA	518	513	5	–
JPY	Sell	06/18/2014	BOA	520	515	5	–
JPY	Sell	05/13/2014	CBK	1,045	1,043	2	–
JPY	Sell	06/18/2014	JPM	1,052	1,063	–	(11)
JPY	Sell	07/10/2014	JPM	2,112	2,142	–	(30)
NOK	Buy	05/02/2014	TDS	159	161	2	–
ZAR	Buy	05/08/2014	BCLY	123	124	1	–
ZAR	Buy	05/05/2014	DEUT	107	108	1	–
ZAR	Buy	05/09/2014	JPM	1	1	–	–
Total						$49	$(44)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC
TDS	TD Securities, Inc.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	EURO
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
ZAR	South African Rand

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$197,428	$17,055	$180,373	$–
Short-Term Investments	31,023	–	31,023	–
Total	$228,451	$17,055	$211,396	$–
Foreign Currency Contracts *	$49	$–	$49	$–
Futures *	12	12	–	–
Total	$61	$12	$49	$–
Liabilities:
Foreign Currency Contracts *	$44	$–	$44	$–
Total	$44	$–	$44	$–

♦	For the six-month period ended April 30, 2014, investments valued at $619 were transferred from Level 1 to Level 2, and investments valued at $137 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Value Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $192,850)	$197,428
Investments in repurchase agreements, at market value (cost $31,023)	31,023
Cash	345	*
Foreign currency on deposit with custodian (cost $106)	106
Unrealized appreciation on foreign currency contracts	49
Receivables:
Investment securities sold	731
Fund shares sold	8,286
Dividends and interest	613
Variation margin on financial derivative instruments	6
Other assets	113
Total assets	238,700
Liabilities:
Unrealized depreciation on foreign currency contracts	44
Payables:
Investment securities purchased	24,568
Fund shares redeemed	364
Investment management fees	28
Administrative fees	—
Distribution fees	5
Accrued expenses	12
Total liabilities	25,021
Net assets	$213,679
Summary of Net Assets:
Capital stock and paid-in-capital	$217,842
Undistributed net investment income	473
Accumulated net realized loss	(9,171)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,535
Net assets	$213,679

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$15.32/$16.21
Shares outstanding	4,067
Net assets	$62,332
Class C: Net asset value per share	$15.16
Shares outstanding	1,146
Net assets	$17,368
Class I: Net asset value per share	$15.43
Shares outstanding	7,565
Net assets	$116,749
Class R3: Net asset value per share	$15.31
Shares outstanding	60
Net assets	$921
Class R4: Net asset value per share	$15.37
Shares outstanding	61
Net assets	$932
Class R5: Net asset value per share	$15.44
Shares outstanding	94
Net assets	$1,447
Class Y: Net asset value per share	$15.70
Shares outstanding	887
Net assets	$13,930

* Cash of $58 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Value Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,227
Interest	1
Less: Foreign tax withheld	(107)
Total investment income	1,121

Expenses:
Investment management fees	331
Administrative services fees
Class R3	1
Class R4	1
Class R5	1
Transfer agent fees
Class A	23
Class C	4
Class I	8
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	35
Class C	35
Class R3	2
Class R4	1
Custodian fees	3
Accounting services fees	7
Registration and filing fees	47
Board of Directors' fees	1
Audit fees	6
Other expenses	7
Total expenses (before waivers and fees paid indirectly)	513
Expense waivers	(35)
Commission recapture	—
Total waivers and fees paid indirectly	(35)
Total expenses, net	478
Net Investment Income	643
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	3,250
Less: Foreign taxes paid on realized capital gains	—
Net realized gain on futures contracts	149
Net realized gain on foreign currency contracts	124
Net realized loss on other foreign currency transactions	(55)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,468
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,702
Net unrealized appreciation of futures contracts	12
Net unrealized appreciation of foreign currency contracts	3
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(63)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	1,654
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	5,122
Net Increase in Net Assets Resulting from Operations	$5,765

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$643	$397
Net realized gain on investments, other financial instruments and foreign currency transactions	3,468	6,739
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	1,654	102
Net Increase in Net Assets Resulting from Operations	5,765	7,238
Distributions to Shareholders:
From net investment income
Class A	—	(347)
Class C	—	(68)
Class I	—	(50)
Class R3	—	(49)
Class R4	—	(49)
Class R5	—	(50)
Class Y	—	(2,222)
Total from net investment income	—	(2,835)
From tax return of capital
Class A	—	(37)
Class C	—	(7)
Class I	—	(6)
Class R3	—	(5)
Class R4	—	(5)
Class R5	—	(6)
Class Y	—	(239)
Total from tax return of capital	—	(305)
Total distributions	—	(3,140)
Capital Share Transactions:
Class A	47,011	7,495
Class C	14,326	1,415
Class I	111,942	1,713
Class R3	34	44
Class R4	65	55
Class R5	559	56
Class Y	2,342	(18,656)
Net increase (decrease) from capital share transactions	176,279	(7,878)
Net Increase (Decrease) in Net Assets	182,044	(3,780)
Net Assets:
Beginning of period	31,635	35,415
End of period	$213,679	$31,635
Undistributed (distribution in excess of) net investment income	$473	$(170)

The accompanying notes are an integral part of these financial statements.

13

The Hartford International Value Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford International Value Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be

14

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation

15

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

16

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all

17

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$49	$—	$—	$—	$—	$49
Variation margin receivable *	—	—	—	6	—	—	6
Total	$—	$49	$—	$6	$—	$—	$55

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$44	$—	$—	$—	$—	$44
Total	$—	$44	$—	$—	$—	$—	$44

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $12 as reported in the Schedule of Investments.

The ratio of forward foreign currency contracts to net assets at April 30, 2014 was 13.23%, compared to the six-month period ended April 30, 2014, average to net assets of 7.24%. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

18

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures contracts	$—	$—	$—	$149	$—	$—	$149
Net realized gain on foreign currency contracts	—	124	—	—	—	—	124
Total	$—	$124	$—	$149	$—	$—	$273

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$—	$—	$—	$12	$—	$—	$12
Net change in unrealized appreciation of foreign currency contracts	—	3	—	—	—	—	3
Total	$—	$3	$—	$12	$—	$—	$15

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's (FCM) custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - Variation margin receivable	$6	$—	$—	$—	$6
Unrealized appreciation on foreign currency contracts	12	—	—	—	12
Total subject to a master netting or similar arrangement	$18	$—	$—	$—	$18

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged		Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$—	$—	$—	$(58	)†	$—
Unrealized depreciation on foreign currency contracts	43	—	—	—		43
Total subject to a master netting or similar arrangement	$43	$—	$—	$(58)		$43

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

19

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$2,835	$1,560
Tax Return of Capital	305	—

20

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Accumulated Capital Losses*	$(12,620)
Unrealized Appreciation†	2,692
Total Accumulated Deficit	$(9,928)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$61
Accumulated Net Realized Gain (Loss)	(61)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$3,951
Total	$3,951

During the year ended October 31, 2013, the Fund utilized $4,292 of prior year short term capital loss carryforwards and $1,610 of prior year long term capital loss carryforwards.

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2019	$8,669
Total	$8,669

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

21

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

22

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.33%
Class C	1.99
Class I	0.92
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $323 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

23

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	93%
Class R4	93
Class R5	60
Class Y	—*

*	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$179,110	$—	$179,110
Sales Proceeds	16,840	—	16,840

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,508	—	(377)	3,131	675	33	(121)	587
Amount	$52,581	$—	$(5,570)	$47,011	$8,623	$382	$(1,510)	$7,495
Class C
Shares	1,042	—	(80)	962	107	6	(6)	107
Amount	$15,479	$—	$(1,153)	$14,326	$1,416	$75	$(76)	$1,415
Class I
Shares	7,615	—	(229)	7,386	123	5	(1)	127
Amount	$115,344	$—	$(3,402)	$111,942	$1,670	$56	$(13)	$1,713
Class R3
Shares	3	—	(1)	2	1	5	(2)	4
Amount	$47	$—	$(13)	$34	$10	$54	$(20)	$44
Class R4
Shares	5	—	—	5	—	5	—	5
Amount	$67	$—	$(2)	$65	$1	$54	$—	$55
Class R5
Shares	40	—	(3)	37	—	5	—	5
Amount	$604	$—	$(45)	$559	$—	$56	$—	$56
Class Y
Shares	281	—	(132)	149	890	211	(2,705)	(1,604)
Amount	$4,304	$—	$(1,962)	$2,342	$11,715	$2,461	$(32,832)	$(18,656)
Total
Shares	12,494	—	(822)	11,672	1,796	270	(2,835)	(769)
Amount	$188,426	$—	$(12,147)	$176,279	$23,435	$3,138	$(34,451)	$(7,878)

24

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

The Hartford International Value Fund
Financial Highlights

	- Selected Per-Share Data - (A)											- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$14.22	$0.10	$1.00	$1.10	$–		$–	$–	$15.32	7.74	%(D)	$62,332	1.45	%(E)	1.33	%(E)	1.31	%(E)
C	14.11	0.06	0.99	1.05	–		–	–	15.16	7.44	(D)	17,368	2.11	(E)	1.99	(E)	0.84	(E)
I	14.29	0.17	0.97	1.14	–		–	–	15.43	7.98	(D)	116,749	1.04	(E)	0.92	(E)	2.30	(E)
R3	14.22	0.05	1.04	1.09	–		–	–	15.31	7.67	(D)	921	1.78	(E)	1.60	(E)	0.64	(E)
R4	14.26	0.07	1.04	1.11	–		–	–	15.37	7.78	(D)	932	1.47	(E)	1.30	(E)	0.95	(E)
R5	14.30	0.11	1.03	1.14	–		–	–	15.44	7.97	(D)	1,447	1.16	(E)	1.00	(E)	1.47	(E)
Y	14.54	0.10	1.06	1.16	–		–	–	15.70	7.98	(D)	13,930	1.07	(E)	0.95	(E)	1.28	(E)

For the Year Ended October 31, 2013
A	$11.83	$0.21	$3.22	$3.43	$(1.04	)(F)	$–	$(1.04)	$14.22	30.95%		$13,315	1.91%		1.40%		1.67%
C	11.75	0.12	3.20	3.32	(0.96	)(G)	–	(0.96)	14.11	30.00		2,604	2.57		2.11		0.91
I	11.89	0.25	3.24	3.49	(1.09	)(H)	–	(1.09)	14.29	31.36		2,558	1.48		1.02		1.93
R3	11.83	0.21	3.20	3.41	(1.02	)(F)	–	(1.02)	14.22	30.67		823	2.17		1.60		1.63
R4	11.86	0.24	3.21	3.45	(1.05	)(F)	–	(1.05)	14.26	31.06		801	1.86		1.30		1.93
R5	11.89	0.28	3.22	3.50	(1.09	)(H)	–	(1.09)	14.30	31.44		809	1.56		1.00		2.23
Y	11.91	0.23	3.50	3.73	(1.10	)(H)	–	(1.10)	14.54	33.53		10,725	1.27		0.81		1.86

For the Year Ended October 31, 2012
A	$11.28	$0.18	$0.45	$0.63	$(0.08)		$–	$(0.08)	$11.83	5.68%		$4,126	1.57%		1.40%		1.64%
C	11.19	0.10	0.46	0.56	–		–	–	11.75	5.00		901	2.18		2.09		0.94
I	11.32	0.23	0.45	0.68	(0.11)		–	(0.11)	11.89	6.14		615	1.09		1.00		2.02
R3	11.26	0.16	0.45	0.61	(0.04)		–	(0.04)	11.83	5.47		641	1.80		1.60		1.41
R4	11.29	0.19	0.46	0.65	(0.08)		–	(0.08)	11.86	5.80		611	1.49		1.30		1.72
R5	11.32	0.23	0.45	0.68	(0.11)		–	(0.11)	11.89	6.15		615	1.19		1.00		2.02
Y	11.34	0.28	0.42	0.70	(0.13)		–	(0.13)	11.91	6.32		27,906	1.01		0.92		2.50

For the Year Ended October 31, 2011
A	$11.82	$0.18	$(0.45)	$(0.27)	$(0.02)		$(0.25)	$(0.27)	$11.28	(2.37)%		$3,629	1.69%		1.34%		1.50%
C	11.79	0.09	(0.44)	(0.35)	–		(0.25)	(0.25)	11.19	(3.10)		859	2.37		2.02		0.74
I	11.84	0.22	(0.45)	(0.23)	(0.04)		(0.25)	(0.29)	11.32	(2.07)		621	1.34		1.00		1.85
R3	11.81	0.15	(0.45)	(0.30)	–		(0.25)	(0.25)	11.26	(2.67)		597	2.05		1.60		1.22
R4	11.82	0.18	(0.45)	(0.27)	(0.01)		(0.25)	(0.26)	11.29	(2.34)		577	1.74		1.30		1.52
R5	11.84	0.22	(0.46)	(0.24)	(0.03)		(0.25)	(0.28)	11.32	(2.09)		580	1.44		1.00		1.82
Y	11.84	0.20	(0.41)	(0.21)	(0.04)		(0.25)	(0.29)	11.34	(1.90)		130,450	1.10		0.76		1.70

See Portfolio Turnover information on the next page.

26

The Hartford International Value Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

From May 28, 2010 (commencement of operations), through October 31, 2010 (I)
A(J)	$10.00	$0.02	$1.80	$1.82	$–	$–	$–	$11.82	18.20	%(D)	$1,765	3.05	%(E)	1.27	%(E)	0.50	%(E)
C(J)	10.00	(0.01)	1.80	1.79	–	–	–	11.79	17.90	(D)	695	3.76	(E)	1.98	(E)	(0.28	)(E)
I(J)	10.00	0.03	1.81	1.84	–	–	–	11.84	18.40	(D)	601	2.75	(E)	0.97	(E)	0.67	(E)
R3(J)	10.00	–	1.81	1.81	–	–	–	11.81	18.10	(D)	609	3.45	(E)	1.62	(E)	0.02	(E)
R4(J)	10.00	0.01	1.81	1.82	–	–	–	11.82	18.20	(D)	591	3.15	(E)	1.32	(E)	0.33	(E)
R5(J)	10.00	0.03	1.81	1.84	–	–	–	11.84	18.40	(D)	592	2.85	(E)	1.02	(E)	0.63	(E)
Y(J)	10.00	0.03	1.81	1.84	–	–	–	11.84	18.40	(D)	1,777	2.75	(E)	0.97	(E)	0.68	(E)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	The impact of Distributions from Capital was ($0.10).
(G)	The impact of Distributions from Capital was ($0.09).
(H)	The impact of Distributions from Capital was ($0.11).
(I)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(J)	Commenced operations on May 28, 2010.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	21%
For the Year Ended October 31, 2013	253
For the Year Ended October 31, 2012	137
For the Year Ended October 31, 2011	112
From May 28, 2010 (commencement of operations), through October 31, 2010	47

27

The Hartford International Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

28

The Hartford International Value Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

29

The Hartford International Value Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford International Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,077.40	$6.85	$1,000.00	$1,018.20	$6.66	1.33%	181	365
Class C	$1,000.00	$1,074.40	$10.24	$1,000.00	$1,014.93	$9.94	1.99	181	365
Class I	$1,000.00	$1,079.80	$4.74	$1,000.00	$1,020.23	$4.61	0.92	181	365
Class R3	$1,000.00	$1,076.70	$8.24	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class R4	$1,000.00	$1,077.80	$6.70	$1,000.00	$1,018.35	$6.51	1.30	181	365
Class R5	$1,000.00	$1,079.70	$5.16	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class Y	$1,000.00	$1,079.80	$4.90	$1,000.00	$1,020.08	$4.76	0.95	181	365

31

The Hartford International Value Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service

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HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-IV14 4/14 113990-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD MIDCAP FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford MidCap Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford MidCap Fund inception 12/31/1997
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term growth of capital.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
MidCap A#	9.11%	24.49%	19.13%	10.65%
MidCap A##	3.11%	17.64%	17.79%	10.03%
MidCap B#	8.58%	23.35%	18.13%	9.96%*
MidCap B##	3.67%	18.35%	17.93%	9.96%*
MidCap C#	8.75%	23.61%	18.32%	9.89%
MidCap C##	7.76%	22.61%	18.32%	9.89%
MidCap I#	9.21%	24.74%	19.45%	10.81%
MidCap R3#	8.94%	24.08%	18.84%	10.76%
MidCap R4#	9.10%	24.49%	19.21%	10.93%
MidCap R5#	9.24%	24.82%	19.55%	11.10%
MidCap Y#	9.33%	24.96%	19.68%	11.15%
S&P MidCap 400 Index	5.94%	18.61%	21.06%	10.34%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.20%	1.20%
MidCap Class B	2.07%	2.11%
MidCap Class C	1.91%	1.91%
MidCap Class I	0.96%	0.96%
MidCap Class R3	1.48%	1.48%
MidCap Class R4	1.17%	1.17%
MidCap Class R5	0.87%	0.87%
MidCap Class Y	0.77%	0.77%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 9.11%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 5.94% for the same period. The Fund outperformed the 5.76% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, nearing another all-time high in April. U.S. stocks finished 2013 with their best return since 1997 amid accommodative rhetoric from U.S. Federal Reserve (Fed) chairman nominee Janet Yellen and the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January. However, U.S. equities began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite myriad adverse weather-influenced economic data, the S&P 500 rebounded from January's pullback and finished February at an all-time high. Robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites. In March, momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the five-year-old bull market. This rotation out of the momentum and high-beta areas of the market continued in April, but the trend appeared to be abating toward the end of the month.

Large cap stocks (+8.4%) outperformed mid cap stocks (+5.9%) and small cap stocks (+3.1%) during the period, as measured by the S&P 500, S&P MidCap 400 and Russell 2000 Indices, respectively. Within the S&P MidCap 400 Index, nine of the ten sectors posted positive returns. The Consumer Staples (+17%), Utilities (+10%), and Industrials (+8%) sectors performed best while Energy (+3%) and Telecommunication Services (-6%) lagged the broader index.

The Fund outperformed the benchmark index during the period primarily as a result of strong security selection in Healthcare, Information Technology, and Consumer Discretionary which more than offset weak selection in Consumer Staples. Sector allocation, a result of our bottom up stock selection process, detracted modestly during the period due primarily to an underweight to the Consumer Staples sector and an overweight to the Information Technology sector.

Top contributors to relative performance included NXP Semiconductors (Information Technology), Actavis (Healthcare), and Illumina (Healthcare). Shares of Netherlands-based semiconductor company NXP Semiconductor rose during the period after the company posted strong fourth quarter results with revenue above consensus expectations. Actavis is a global, integrated specialty pharmaceutical company and the third largest generics producer. Shares moved higher shortly after the company announced it was acquiring Forest Laboratories, a move the market viewed favorably. Shares of Illumina, a life science tools provider and genetic analysis equipment manufacturer, rose during the period based on new announced partnerships indicating the company’s products are becoming more widely recognized and accepted. Top absolute contributors for the period included Alkermes (Healthcare) and Mylan (Healthcare).

Top relative detractors included Genpact (Information Technology), Cobalt International Energy (Energy) and Green Mountain Coffee (Consumer Discretionary). Shares of Genpact, a business process outsourcing services provider, underperformed after the company lowered revenue guidance due to slower completion of larger deals and lower volumes. Shares of Cobalt International Energy, a U.S.-based, oil-focused exploration and production company, declined

3

The Hartford MidCap Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

during the period due to disappointing well results at the company’s Ardennes and Diaman wells. Shares of Green Mountain Coffee, a maker of specialty coffees and coffee makers, soared during the period after the company announced it would partner with Coca-Cola to produce Coca-Cola products in single-serve K-cups. Not owning the strong-performing benchmark constituent detracted from benchmark-relative results. In addition, DreamWorks Animation was among the Fund’s top absolute detractors for the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Looking forward, we remain confident in our positioning and recognize the recent strength in Healthcare. We continue to find what we believe are attractive investment opportunities in other areas of the market, and strive to mitigate risk by managing all investment decisions in the context of maintaining a balanced Fund profile.

At the end of the period our largest overweights were in the Information Technology, Healthcare, and Energy sectors, while our largest underweights were Financials, Materials, and Utilities, relative to the benchmark.

Diversification by Sector
as of April 30, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.7%
Consumer Staples	2.4
Energy	11.5
Financials	13.6
Health Care	15.7
Industrials	19.5
Information Technology	19.9
Materials	2.0
Utilities	2.2
Total	99.5%
Short-Term Investments	0.6
Other Assets and Liabilities	(0.1)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford MidCap Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.5%
	Automobiles and Components - 3.1%
1,757	Allison Transmission Holdings, Inc.	$52,429
982	Harley-Davidson, Inc.	72,600
		125,029
	Banks - 3.7%
226	Cullen/Frost Bankers, Inc.	17,241
477	East West Bancorp, Inc.	16,478
766	First Republic Bank	38,893
603	M&T Bank Corp.	73,585
		146,197
	Capital Goods - 7.7%
615	IDEX Corp.	45,872
854	Jacobs Engineering Group, Inc. ●	49,255
754	Lennox International, Inc.	63,231
643	MSC Industrial Direct Co., Inc.	58,583
795	PACCAR, Inc.	50,875
416	Pall Corp.	34,994
31	Wabco Holdings, Inc. ●	3,369
		306,179
	Commercial and Professional Services - 8.7%
959	Clean Harbors, Inc. ●	57,514
1,243	Equifax, Inc. ●	88,046
746	Manpowergroup, Inc.	60,665
1,811	Robert Half International, Inc.	81,123
1,353	Waste Connections, Inc.	60,443
		347,791
	Consumer Durables and Apparel - 1.5%
57	NVR, Inc. ●	60,904

	Diversified Financials - 4.0%
672	Invesco Ltd.	23,645
461	Moody's Corp.	36,179
504	MSCI, Inc. ●	20,433
1,586	SEI Investments Co.	51,356
339	T. Rowe Price Group, Inc.	27,812
		159,425
	Energy - 11.5%
581	Athlon Energy, Inc. ●	23,459
845	Cabot Oil & Gas Corp.	33,199
1,871	Cobalt International Energy, Inc. ●	33,680
948	Consol Energy, Inc.	42,185
1,542	Denbury Resources, Inc.	25,936
495	Energen Corp.	38,541
419	EQT Corp.	45,688
1,065	Laredo Petroleum, Inc. ●	31,132
283	Oceaneering International, Inc.	20,770
1,499	Patterson-UTI Energy, Inc.	48,746
93	Pioneer Natural Resources Co.	17,917
495	Range Resources Corp.	44,750
1,625	Superior Energy Services, Inc.	53,506
		459,509
	Food and Staples Retailing - 0.5%
222	PriceSmart, Inc.	21,299

	Food, Beverage and Tobacco - 1.9%
644	Molson Coors Brewing Co.	38,636
564	Monster Beverage Corp. ●	37,776
		76,412
	Health Care Equipment and Services - 6.0%
653	Allscripts Healthcare Solutions, Inc. ●	9,936
936	Envision Healthcare Holdings ●	31,633
678	IMS Health Holdings, Inc. ●	16,089
335	MEDNAX, Inc. ●	19,866
266	Omnicare, Inc.	15,766
1,025	Patterson Cos., Inc.	41,724
487	Sirona Dental Systems, Inc. ●	36,633
418	Team Health Holdings ●	20,257
554	Universal Health Services, Inc. Class B	45,299
		237,203
	Insurance - 5.2%
116	Alleghany Corp. ●	47,195
78	Fairfax Financial Holdings Ltd.	34,173
111	Markel Corp. ●	69,323
676	W.R. Berkley Corp.	29,898
44	White Mountains Insurance Group Ltd.	26,184
		206,773
	Materials - 2.0%
485	Packaging Corp. of America	32,345
125	Sherwin-Williams Co.	25,024
420	Silgan Holdings, Inc.	20,909
		78,278
	Media - 1.3%
1,087	DreamWorks Animation SKG, Inc. ●	26,116
1,122	Pandora Media, Inc. ●	26,275
		52,391
	Pharmaceuticals, Biotechnology and Life Sciences - 9.7%
1,900	Alkermes plc ●	87,884
386	Alnylam Pharmaceuticals, Inc. ●	19,136
670	Cubist Pharmaceuticals, Inc. ●	46,950
392	Hospira, Inc. ●	17,959
706	Incyte Corp. ●	34,280
1,773	Ironwood Pharmaceuticals, Inc. ●	19,540
530	Medivation, Inc. ●	31,888
779	Mylan, Inc. ●	39,534
476	Salix Pharmaceuticals Ltd. ●	52,390
353	Waters Corp. ●	34,802
		384,363
	Real Estate - 0.7%
253	Zillow, Inc. ●	27,472

	Retailing - 6.8%
736	Advance Automotive Parts, Inc.	89,274
1,280	CarMax, Inc. ●	56,022
1,201	HomeAway, Inc. ●	39,162
235	Tiffany & Co.	20,578
818	TripAdvisor, Inc. ●	66,010
		271,046
	Semiconductors and Semiconductor Equipment - 2.8%
1,287	Maxim Integrated Products, Inc.	41,742
1,149	NXP Semiconductors N.V. ●	68,476
		110,218
	Software and Services - 12.9%
1,046	Akamai Technologies, Inc. ●	55,491
900	Autodesk, Inc. ●	43,235
385	Factset Research Systems, Inc.	41,015
342	Gartner, Inc. Class A ●	23,543
4,835	Genpact Ltd. ●	81,523
670	Informatica Corp. ●	23,760
867	Micros Systems, Inc. ●	44,663

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 99.5% - (continued)
	Software and Services - 12.9% - (continued)
466	Solera Holdings, Inc.		$30,179
2,535	Vantiv, Inc. ●		77,950
600	VeriSign, Inc. ●		28,288
491	WEX, Inc. ●		47,088
305	Yelp, Inc. ●		17,764
			514,499
	Technology Hardware and Equipment - 4.2%
428	Amphenol Corp. Class A		40,770
206	FEI Co.		16,344
1,292	National Instruments Corp.		35,284
1,951	Trimble Navigation Ltd. ●		74,976
			167,374
	Transportation - 3.1%
48	AMERCO, Inc.		11,892
1,129	Expeditors International of Washington, Inc.		46,553
351	Genesee & Wyoming, Inc. Class A ●		34,722
382	J.B. Hunt Transport Services, Inc.		29,069
			122,236
	Utilities - 2.2%
335	Northeast Utilities		15,817
1,106	UGI Corp.		51,640
416	Wisconsin Energy Corp.		20,144
			87,601
	Total Common Stocks
	(Cost $2,924,853)		$3,962,199

	Total Long-Term Investments
	(Cost $2,924,853)		$3,962,199

Short-Term Investments - 0.6%
Repurchase Agreements - 0.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,022, collateralized by GNMA 4.00%, 2044, value of $1,042)
$1,022	0.05%, 4/30/2014		$1,022
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$5,075, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$5,177)
5,075	0.04%, 4/30/2014		5,075
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,796, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $1,832)
1,796	0.04%, 4/30/2014		1,796
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $4,447, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $4,536)
4,447	0.04%, 4/30/2014		4,447
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,704, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $2,757)
2,704	0.05%, 4/30/2014		2,704
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,223, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $2,267)
2,223	0.04%, 4/30/2014		2,223
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$6,176, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $6,299)
6,176	0.05%, 4/30/2014		6,176
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $31, collateralized by U.S. Treasury Note 2.13%, 2015, value of $32)
31	0.04%, 4/30/2014		31
			23,474
	Total Short-Term Investments
	(Cost $23,474)		$23,474

	Total Investments
	(Cost $2,948,327) ▲	100.1%	$3,985,673
	Other Assets and Liabilities	(0.1)%	(5,155)
	Total Net Assets	100.0%	$3,980,518

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $2,957,261 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,063,239
Unrealized Depreciation	(34,827)
Net Unrealized Appreciation	$1,028,412

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,962,199	$3,962,199	$–	$–
Short-Term Investments	23,474	–	23,474	–
Total	$3,985,673	$3,962,199	$23,474	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,948,327)	$3,985,673
Cash	—
Receivables:
Investment securities sold	12,271
Fund shares sold	4,297
Dividends and interest	478
Other assets	181
Total assets	4,002,900
Liabilities:
Payables:
Investment securities purchased	17,503
Fund shares redeemed	3,692
Investment management fees	471
Administrative fees	5
Distribution fees	176
Accrued expenses	535
Total liabilities	22,382
Net assets	$3,980,518
Summary of Net Assets:
Capital stock and paid-in-capital	$2,705,979
Distributions in excess of net investment income	(10,679)
Accumulated net realized gain	247,872
Unrealized appreciation of investments	1,037,346
Net assets	$3,980,518

Shares authorized	760,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$25.85/$27.35
Shares outstanding	75,613
Net assets	$1,954,466
Class B: Net asset value per share	$20.52
Shares outstanding	1,527
Net assets	$31,339
Class C: Net asset value per share	$21.01
Shares outstanding	24,215
Net assets	$508,721
Class I: Net asset value per share	$26.18
Shares outstanding	12,111
Net assets	$317,106
Class R3: Net asset value per share	$28.38
Shares outstanding	1,829
Net assets	$51,910
Class R4: Net asset value per share	$28.90
Shares outstanding	2,849
Net assets	$82,327
Class R5: Net asset value per share	$29.18
Shares outstanding	3,377
Net assets	$98,548
Class Y: Net asset value per share	$29.29
Shares outstanding	31,955
Net assets	$936,101

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$15,559
Interest	3
Less: Foreign tax withheld	(104)
Total investment income	15,458

Expenses:
Investment management fees	14,073
Administrative services fees
Class R3	50
Class R4	59
Class R5	48
Transfer agent fees
Class A	1,355
Class B	49
Class C	290
Class I	231
Class R3	3
Class R4	1
Class R5	1
Class Y	7
Distribution fees
Class A	2,398
Class B	163
Class C	2,473
Class R3	125
Class R4	98
Custodian fees	7
Accounting services fees	233
Registration and filing fees	98
Board of Directors' fees	42
Audit fees	14
Other expenses	262
Total expenses (before fees paid indirectly)	22,080
Commission recapture	(27)
Total fees paid indirectly	(27)
Total expenses, net	22,053
Net Investment Loss	(6,595)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	256,806
Net realized gain on foreign currency contracts	12
Net realized loss on other foreign currency transactions	(12)
Net Realized Gain on Investments and Foreign Currency Transactions	256,806
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	84,944
Net Changes in Unrealized Appreciation of Investments	84,944
Net Gain on Investments and Foreign Currency Transactions	341,750
Net Increase in Net Assets Resulting from Operations	$335,155

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment loss	$(6,595)	$(4,019)
Net realized gain on investments and foreign currency transactions	256,806	293,194
Net unrealized appreciation of investments	84,944	677,846
Net Increase in Net Assets Resulting from Operations	335,155	967,021
Distributions to Shareholders:
From net investment income
Class A	—	(608)
Class I	—	(578)
Class R4	—	(2)
Class R5	—	(235)
Class Y	—	(2,944)
Total from net investment income	—	(4,367)
From net realized gain on investments
Class A	(143,567)	(96,210)
Class B	(3,118)	(2,311)
Class C	(44,516)	(28,184)
Class I	(21,759)	(13,170)
Class R3	(3,447)	(2,175)
Class R4	(5,330)	(3,216)
Class R5	(6,408)	(3,729)
Class Y	(61,071)	(36,780)
Total from net realized gain on investments	(289,216)	(185,775)
Total distributions	(289,216)	(190,142)
Capital Share Transactions:
Class A	84,946	(80,718)
Class B	(1,554)	(4,400)
Class C	37,616	2,588
Class I	35,105	7,819
Class R3	3,245	82
Class R4	3,323	3,947
Class R5	5,413	5,419
Class Y	44,696	45,181
Net increase (decrease) from capital share transactions	212,790	(20,082)
Net Increase in Net Assets	258,729	756,797
Net Assets:
Beginning of period	3,721,789	2,964,992
End of period	$3,980,518	$3,721,789
Undistributed (distribution in excess of) net investment income	$(10,679)	$(4,084)

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford MidCap Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

12

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

13

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited

14

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2014.

15

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$12	$—	$—	$—	$—	$12
Total	$—	$12	$—	$—	$—	$—	$12

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$4,331	$3,982
Long-Term Capital Gains ‡	185,811	400,200

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$35,485
Undistributed Long-Term Capital Gain	253,731
Accumulated Capital Losses	(4,084)
Unrealized Appreciation*	943,468
Total Accumulated Earnings	$1,228,600

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(64)
Accumulated Net Realized Gain (Loss)	64

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

As of October 31, 2013, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$4,084

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

17

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	NA

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

18

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	1.15%
Class B	2.06
Class C	1.87
Class I	0.91
Class R3	1.47
Class R4	1.16
Class R5	0.86
Class Y	0.76

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $1,692 and contingent deferred sales charges of $18 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

19

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$604,665	$—	$604,665
Sales Proceeds	682,729	—	682,729

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,593	5,885	(5,821)	3,657	7,012	4,997	(15,207)	(3,198)
Amount	$92,340	$141,547	$(148,941)	$84,946	$157,694	$95,264	$(333,676)	$(80,718)
Class B
Shares	32	160	(257)	(65)	56	145	(421)	(220)
Amount	$666	$3,057	$(5,277)	$(1,554)	$1,008	$2,262	$(7,670)	$(4,400)
Class C
Shares	1,471	2,159	(1,695)	1,935	2,564	1,671	(3,953)	282
Amount	$30,762	$42,325	$(35,471)	$37,616	$48,353	$26,598	$(72,363)	$2,588
Class I
Shares	1,969	821	(1,391)	1,399	2,631	643	(2,921)	353
Amount	$51,125	$19,983	$(36,003)	$35,105	$60,544	$12,414	$(65,139)	$7,819
Class R3
Shares	221	129	(227)	123	522	102	(616)	8
Amount	$6,207	$3,410	$(6,372)	$3,245	$12,692	$2,140	$(14,750)	$82
Class R4
Shares	471	196	(544)	123	1,033	151	(1,025)	159
Amount	$13,577	$5,271	$(15,525)	$3,323	$26,004	$3,184	$(25,241)	$3,947
Class R5
Shares	393	236	(430)	199	885	177	(795)	267
Amount	$11,347	$6,408	$(12,342)	$5,413	$21,928	$3,778	$(20,287)	$5,419
Class Y
Shares	3,062	2,068	(3,490)	1,640	7,932	1,708	(7,546)	2,094
Amount	$88,690	$56,269	$(100,263)	$44,696	$198,979	$36,553	$(190,351)	$45,181
Total
Shares	11,212	11,654	(13,855)	9,011	22,635	9,594	(32,484)	(255)
Amount	$294,714	$278,270	$(360,194)	$212,790	$527,202	$182,193	$(729,477)	$(20,082)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	46	$1,196
For the Year Ended October 31, 2013	79	$1,773

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

20

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

The Hartford MidCap Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$25.67	$(0.04)	$2.23	$2.19	$–	$(2.01)	$(2.01)	$25.85	9.11	%(D)	$1,954,466	1.15	%(E)	1.15	%(E)	(0.35	)%(E)
B	20.88	(0.13)	1.78	1.65	–	(2.01)	(2.01)	20.52	8.58	(D)	31,339	2.06	(E)	2.06	(E)	(1.25	)(E)
C	21.30	(0.11)	1.83	1.72	–	(2.01)	(2.01)	21.01	8.75	(D)	508,721	1.88	(E)	1.88	(E)	(1.08	)(E)
I	25.95	(0.02)	2.26	2.24	–	(2.01)	(2.01)	26.18	9.21	(D)	317,106	0.91	(E)	0.91	(E)	(0.12	)(E)
R3	28.03	(0.09)	2.45	2.36	–	(2.01)	(2.01)	28.38	8.94	(D)	51,910	1.47	(E)	1.47	(E)	(0.67	)(E)
R4	28.47	(0.05)	2.49	2.44	–	(2.01)	(2.01)	28.90	9.10	(D)	82,327	1.16	(E)	1.16	(E)	(0.36	)(E)
R5	28.69	(0.01)	2.51	2.50	–	(2.01)	(2.01)	29.18	9.24	(D)	98,548	0.86	(E)	0.86	(E)	(0.06	)(E)
Y	28.77	–	2.53	2.53	–	(2.01)	(2.01)	29.29	9.33	(D)	936,101	0.76	(E)	0.76	(E)	0.03	(E)

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$–	$(1.30)	$(1.30)	$25.67	34.17%		$1,847,041	1.20%		1.20%		(0.14)%
B	17.00	(0.18)	5.36	5.18	–	(1.30)	(1.30)	20.88	33.01		33,232	2.11		2.07		(1.00)
C	17.29	(0.16)	5.47	5.31	–	(1.30)	(1.30)	21.30	33.21		474,663	1.91		1.91		(0.85)
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48		277,953	0.96		0.96		0.09
R3	22.25	(0.10)	7.18	7.08	–	(1.30)	(1.30)	28.03	33.80		47,837	1.48		1.48		(0.43)
R4	22.51	(0.03)	7.29	7.26	–	(1.30)	(1.30)	28.47	34.24		77,603	1.17		1.17		(0.13)
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60		91,163	0.87		0.87		0.17
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73		872,297	0.77		0.77		0.28

For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$–	$(2.50)	$(2.50)	$20.44	13.47%		$1,536,203	1.23%		1.23%		0.25%
B	17.77	(0.10)	1.83	1.73	–	(2.50)	(2.50)	17.00	12.50		30,803	2.16		2.08		(0.62)
C	18.01	(0.08)	1.86	1.78	–	(2.50)	(2.50)	17.29	12.63		380,413	1.93		1.93		(0.45)
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	(2.54)	20.65	13.78		213,875	0.99		0.99		0.48
R3	22.32	–	2.43	2.43	–	(2.50)	(2.50)	22.25	13.16		37,776	1.49		1.49		(0.01)
R4	22.49	0.06	2.46	2.52	–	(2.50)	(2.50)	22.51	13.50		57,799	1.18		1.18		0.29
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	(2.57)	22.69	13.85		66,039	0.88		0.88		0.59
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	(2.59)	22.75	13.98		642,084	0.78		0.78		0.70

For the Year Ended October 31, 2011
A	$20.16	$0.02	$0.49	$0.51	$–	$–	$–	$20.67	2.53%		$1,754,028	1.21%		1.21%		0.09%
B	17.48	(0.14)	0.43	0.29	–	–	–	17.77	1.66		44,266	2.06		2.06		(0.72)
C	17.68	(0.12)	0.45	0.33	–	–	–	18.01	1.87		422,515	1.91		1.91		(0.63)
I	20.28	0.09	0.48	0.57	–	–	–	20.85	2.81		324,002	0.92		0.92		0.40
R3	21.82	(0.05)	0.55	0.50	–	–	–	22.32	2.29		40,311	1.48		1.48		(0.23)
R4	21.92	0.02	0.55	0.57	–	–	–	22.49	2.60		65,550	1.18		1.18		0.07
R5	22.02	0.09	0.55	0.64	–	–	–	22.66	2.91		73,192	0.87		0.87		0.38
Y	22.05	0.12	0.54	0.66	–	–	–	22.71	2.99		678,566	0.77		0.77		0.50

See Portfolio Turnover information on the next page.

22

The Hartford MidCap Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$16.20	$(0.04)	$4.00	$3.96	$–	$–	$–	$20.16	24.44%		$2,275,785	1.25%		1.25%		(0.24)%
B	14.16	(0.17)	3.49	3.32	–	–	–	17.48	23.45		108,330	2.05		2.05		(1.03)
C	14.30	(0.15)	3.53	3.38	–	–	–	17.68	23.64		448,592	1.93		1.93		(0.92)
I	16.25	–	4.03	4.03	–	–	–	20.28	24.80		541,255	0.96		0.96		0.01
R3	17.58	(0.11)	4.35	4.24	–	–	–	21.82	24.12		22,038	1.49		1.49		(0.57)
R4	17.60	(0.04)	4.36	4.32	–	–	–	21.92	24.55		41,422	1.18		1.18		(0.23)
R5	17.62	0.01	4.39	4.40	–	–	–	22.02	24.97		47,915	0.88		0.88		0.05
Y	17.63	0.05	4.37	4.42	–	–	–	22.05	25.07		556,046	0.78		0.78		0.23

For the Year Ended October 31, 2009
A	$14.55	$(0.02)	$1.67	$1.65	$–	$–	$–	$16.20	11.34%		$1,718,214	1.36%		1.36%		(0.14)%
B	12.81	(0.11)	1.46	1.35	–	–	–	14.16	10.54		137,032	2.17		2.11		(0.85)
C	12.93	(0.10)	1.47	1.37	–	–	–	14.30	10.60		353,413	2.01		2.01		(0.80)
I(F)	12.12	(0.01)	4.14	4.13	–	–	–	16.25	34.08	(D)	111,661	1.03	(E)	1.03	(E)	( 0.07	)(E)
R3(G)	15.90	(0.05)	1.73	1.68	–	–	–	17.58	10.57	(D)	638	1.50	(E)	1.50	(E)	( 0.70	)(E)
R4(G)	15.90	(0.02)	1.72	1.70	–	–	–	17.60	10.69	(D)	3,354	1.18	(E)	1.18	(E)	( 0.28	)(E)
R5(G)	15.90	–	1.72	1.72	–	–	–	17.62	10.82	(D)	693	0.88	(E)	0.88	(E)	( 0.01	)(E)
Y	15.75	0.06	1.82	1.88	–	–	–	17.63	11.94		242,996	0.81		0.81		0.39

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on February 27, 2009.
(G)	Commenced operations on May 29, 2009.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	16%
For the Year Ended October 31, 2013	38
For the Year Ended October 31, 2012	45
For the Year Ended October 31, 2011	70
For the Year Ended October 31, 2010	56
For the Year Ended October 31, 2009	91

23

The Hartford MidCap Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

24

The Hartford MidCap Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

25

The Hartford MidCap Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford MidCap Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,091.10	$5.96	$1,000.00	$1,019.09	$5.76	1.15%	181	365
Class B	$1,000.00	$1,085.80	$10.66	$1,000.00	$1,014.58	$10.29	2.06	181	365
Class C	$1,000.00	$1,087.50	$9.71	$1,000.00	$1,015.49	$9.38	1.88	181	365
Class I	$1,000.00	$1,092.10	$4.74	$1,000.00	$1,020.26	$4.58	0.91	181	365
Class R3	$1,000.00	$1,089.40	$7.61	$1,000.00	$1,017.51	$7.35	1.47	181	365
Class R4	$1,000.00	$1,091.00	$6.03	$1,000.00	$1,019.03	$5.82	1.16	181	365
Class R5	$1,000.00	$1,092.40	$4.47	$1,000.00	$1,020.53	$4.31	0.86	181	365
Class Y	$1,000.00	$1,093.30	$3.95	$1,000.00	$1,021.02	$3.81	0.76	181	365

27

The Hartford MidCap Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

28

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-MC14 4/14 113991-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD MIDCAP VALUE FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford MidCap Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford MidCap Value Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
MidCap Value A#	9.50%	24.24%	21.52%	9.66%
MidCap Value A##	3.48%	17.41%	20.15%	9.04%
MidCap Value B#	9.02%	23.22%	20.60%	9.03%*
MidCap Value B##	4.14%	18.22%	20.41%	9.03%*
MidCap Value C#	9.15%	23.45%	20.64%	8.85%
MidCap Value C##	8.17%	22.45%	20.64%	8.85%
MidCap Value I#	9.67%	24.64%	21.87%	9.81%
MidCap Value R3#	9.35%	23.98%	21.42%	9.84%
MidCap Value R4#	9.55%	24.36%	21.71%	9.97%
MidCap Value R5#	9.69%	24.69%	21.98%	10.10%
MidCap Value Y#	9.74%	24.90%	22.07%	10.14%
Russell 2500 Value Index	6.97%	20.03%	20.89%	9.47%
Russell MidCap Value Index	9.69%	22.10%	22.61%	10.77%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Value Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
MidCap Value Class A	1.31%	1.31%
MidCap Value Class B	2.10%	2.33%
MidCap Value Class C	2.01%	2.01%
MidCap Value Class I	0.96%	0.96%
MidCap Value Class R3	1.53%	1.53%
MidCap Value Class R4	1.22%	1.22%
MidCap Value Class R5	0.93%	0.93%
MidCap Value Class Y	0.82%	0.82%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
James N. Mordy
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Value Fund returned 9.50%, before sales charge, for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the Russell 2500 Value Index and the Russell Midcap Value Index, which returned 6.97% and 9.69%, respectively, for the same period. The Fund outperformed the 7.81% average return of the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, nearing another all-time high in April. U.S. stocks finished 2013 with their best return since 1997 amid accommodative rhetoric from U.S. Federal Reserve (Fed) chairman nominee Janet Yellen and the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January. However, U.S. equities began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite myriad adverse weather-influenced economic data, the S&P 500 rebounded from January's pullback and finished February at an all-time high. Robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites. In March, momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the five-year-old bull market. This rotation out of the momentum and high-beta areas of the market continued in April, but the trend appeared to be abating toward the end of the month.

During the period, small cap equities (+3%) underperformed mid caps (+6%) and large caps (+8%) as represented by the Russell 2000, S&P 400 MidCap, and S&P 500 indices, respectively. All ten sectors in the Russell 2500 Value Index gained during the period, with Energy (+12%), Utilities (+11%), and Telecom and Media (+9%) performing the best. Healthcare (+4%), Consumer Staples (+5%), and Consumer Discretionary (+5%) lagged during the period.

The Fund’s relative outperformance versus the Russell 2500 Value Index was due primarily to strong security selection within Information Technology, Industrials, and Financials, which more than offset weak stock selection within Energy, Consumer Discretionary, and Consumer Staples. Overall sector allocation, a fall out of the investment decision process, detracted modestly from relative returns, in part due to an underweight allocation to Utilities and an overweight position in Healthcare. A modest cash position detracted in an upward trending environment.

Top contributors to both absolute and returns relative to the Russell 2500 Value Index included Skyworks Solutions (Information Technology), NXP Semiconductors (Information Technology), and Avago Technologies (Information Technology). Shares of Skyworks, a U.S.-based designer and manufacturer of radio and semiconductor system solutions for mobile communications applications, rose during the period as the firm saw market share and content gains across multiple handset platforms. The company continues to see traction, opening new growth markets for its integrated analog products. Shares of NXP, a Netherlands-based semiconductor company, moved higher during the period as the company reported strong fourth quarter results with revenue above consensus expectations. Overall, NXP continued to benefit from a powerful combination of product cycles, structural cost savings, margin expansion, and a competitive advantage in sizable markets such as identification and smart mobile businesses. Shares of Avago, a U.S.-based supplier of analog semiconductor devices, rose during the period due to continued solid operating results from their core businesses, as well as the December announcement of the $6.6 billion acquisition of LSI.

3

The Hartford MidCap Value Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

The largest detractors from returns relative to the Russell 2500 Value Index included Cobalt International Energy (Energy), GNC Holdings (Consumer Discretionary), and Express, Inc. (Consumer Discretionary). Shares of Cobalt (International Energy), a U.S.-based oil-focused exploration and production company, fell during the period following disappointing drilling well test results at the company’s Ardennes and Diaman wells. Shares of GNC Holdings, a U.S.-based vitamin and health supplements retailer, fell after the company reported negative same store sales in January 2014 for the first time since 2005. A combination of poor weather and consumers stocking up on vitamins and supplements in the fourth quarter to take advantage of aggressive promotions were the main drivers of the sales deceleration. Shares of Express, Inc., a U.S.-based clothing retailer, fell during the period as a highly-promotional environment and poor execution on some products hit firm earnings. Top detractors from absolute returns during the period included KBR Inc, a leading global engineering, construction, and services company.

Derivatives are not used in a significant manner in the Fund and did not have a material impact on performance during the period.

What is the outlook?

The global economic expansion continues at a sluggish pace. The U.S. lost some momentum early in the year, but we expect the U.S. economy to lead global growth with less impact from fiscal drag. We expect better trends in both capital spending and non-residential construction, while a pickup in wage growth should support consumption. We still expect reasonably healthy growth in 2014, but given the weather-impacted first quarter in the U.S., and somewhat lowered expectations for emerging markets, our macroeconomics group has lowered their global GDP forecast a bit for this year. We believe economic data over the next few non-weather impacted months will be absolutely critical to the direction of markets over the balance of 2014.

At the end of the period, our largest overweights relative to the benchmark were in Information Technology, Industrials, and Healthcare, while our greatest underweights were in Financials and Utilities.

Diversification by Sector

as of April 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.1%
Consumer Staples	3.3
Energy	6.5
Financials	24.1
Health Care	7.6
Industrials	16.2
Information Technology	15.9
Materials	8.1
Utilities	5.3
Total	98.1%
Short-Term Investments	1.3
Other Assets and Liabilities	0.6
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford MidCap Value Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 98.1%
	Automobiles and Components - 1.1%
197	Goodyear (The) Tire & Rubber Co.	$4,959

	Banks - 6.4%
158	BankUnited, Inc.	5,200
165	Comerica, Inc.	7,950
202	EverBank Financial Corp.	3,789
77	Iberiabank Corp.	4,837
292	Zions Bancorporation	8,448
		30,224
	Capital Goods - 15.1%
228	Barnes Group, Inc.	8,798
82	Chicago Bridge & Iron Co. N.V.	6,542
81	Curtis-Wright Corp.	5,198
81	Esterline Technologies Corp. ●	8,833
72	Hubbell, Inc. Class B	8,441
119	Moog, Inc. Class A ●	7,782
115	Orbital Sciences Corp. ●	3,387
221	Rexel S.A.	5,593
99	Sensata Technologies Holding N.V. ●	4,217
22	Teledyne Technologies, Inc. ●	2,052
114	WESCO International, Inc. ●	9,990
		70,833
	Consumer Durables and Apparel - 5.1%
144	Lennar Corp.	5,561
265	Newell Rubbermaid, Inc.	7,979
1,536	Samsonite International S.A.	4,879
168	Toll Brothers, Inc. ●	5,756
		24,175
	Consumer Services - 1.4%
202	Norwegian Cruise Line Holdings Ltd. ●	6,606

	Diversified Financials - 1.5%
135	LPL Financial Holdings, Inc.	6,383
25	Santander Consumer USA Holdings, Inc. ●	564
182	Solar Cayman Ltd. ⌂■●†	13
		6,960
	Energy - 6.5%
396	Cobalt International Energy, Inc. ●	7,132
89	Diamondback Energy, Inc. ●	6,403
74	HollyFrontier Corp.	3,876
66	Newfield Exploration Co. ●	2,248
139	QEP Resources, Inc.	4,272
451	Trican Well Service Ltd.	6,453
		30,384
	Food, Beverage and Tobacco - 3.3%
207	Ebro Foods S.A.	4,781
91	Ingredion, Inc.	6,404
1,201	Treasury Wine Estates Ltd.	4,277
		15,462
	Health Care Equipment and Services - 3.5%
244	Brookdale Senior Living, Inc. ●	7,756
52	Community Health Systems, Inc. ●	1,985
99	Wellcare Health Plans, Inc. ●	6,707
		16,448
	Insurance - 8.6%
91	Argo Group International Holdings Ltd.	4,042
128	Hanover Insurance Group, Inc.	7,470
27	Principal Financial Group, Inc.	1,279
136	Reinsurance Group of America, Inc.	10,428
315	Unum Group	10,468
211	XL Group plc	6,605
		40,292
	Materials - 8.1%
136	Cabot Corp.	7,855
106	Celanese Corp.	6,530
309	Louisiana-Pacific Corp. ●	5,071
172	Methanex Corp. ADR	10,683
120	Owens-Illinois, Inc. ●	3,826
59	Packaging Corp. of America	3,925
		37,890
	Media - 1.5%
56	AMC Entertainment Holdings ●	1,300
340	Interpublic Group of Cos., Inc.	5,916
		7,216
	Pharmaceuticals, Biotechnology and Life Sciences - 4.1%
585	Almirall S.A.	9,797
69	Ono Pharmaceutical Co., Ltd.	5,497
51	UCB S.A.	4,165
		19,459
	Real Estate - 7.6%
151	American Assets Trust, Inc. REIT	5,137
225	Blackstone Mortgage Trust, Inc. REIT	6,391
163	Equity Lifestyle Properties, Inc. REIT	6,825
127	Extra Space Storage, Inc. REIT	6,662
243	Forest City Enterprises, Inc. REIT ●	4,589
129	Plum Creek Timber Co., Inc. REIT	5,611
5	SL Green Realty Corp. REIT	565
		35,780
	Retailing - 2.0%
234	Express, Inc. ●	3,414
112	GNC Holdings, Inc.	5,035
13	Ross Stores, Inc.	851
		9,300
	Semiconductors and Semiconductor Equipment - 9.0%
140	Avago Technologies Ltd.	8,871
142	Maxim Integrated Products, Inc.	4,594
289	Microsemi Corp. ●	6,797
196	NXP Semiconductors N.V. ●	11,709
251	Skyworks Solutions, Inc. ●	10,320
		42,291
	Software and Services - 4.6%
182	Booz Allen Hamilton Holding Corp.	4,230
74	Check Point Software Technologies Ltd. ADR ●	4,760
123	Teradata Corp. ●	5,582
163	Verint Systems, Inc. ●	7,134
		21,706
	Technology Hardware and Equipment - 2.3%
189	Arrow Electronics, Inc. ●	10,703

	Transportation - 1.1%
94	Avis Budget Group, Inc. ●	4,965

	Utilities - 5.3%
45	Alliant Energy Corp.	2,655
160	Great Plains Energy, Inc.	4,285
152	Portland General Electric Co.	5,071
161	UGI Corp.	7,522
124	Westar Energy, Inc.	4,453

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 98.1% - (continued)
	Utilities - 5.3% - (continued)
21	Wisconsin Energy Corp.		$998
			24,984
	Total Common Stocks
	(Cost $353,781)		$460,637

	Total Long-Term Investments
	(Cost $353,781)		$460,637

Short-Term Investments - 1.3%
Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $265, collateralized by GNMA 4.00%, 2044, value of $270)
$265	0.05%, 4/30/2014		$265
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$1,316, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$1,342)
1,316	0.04%, 4/30/2014		1,316
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $466, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $475)
466	0.04%, 4/30/2014		466
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $1,153, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $1,176)
1,153	0.04%, 4/30/2014		1,153
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $701, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $715)
701	0.05%, 4/30/2014		701
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $576, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $588)
576	0.04%, 4/30/2014		576
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$1,602, collateralized by FHLMC 3.50% - 4.00%,
2026 - 2042, FNMA 3.00% - 5.00%, 2025 -
2043, U.S. Treasury Note 3.13%, 2017, value of
	$1,633)
1,602	0.05%, 4/30/2014		1,602
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $8, collateralized by U.S. Treasury Note 2.13%, 2015, value of $8)
8	0.04%, 4/30/2014		8
			6,087
	Total Short-Term Investments
	(Cost $6,087)		$6,087

	Total Investments
	(Cost $359,868) ▲	99.4%	$466,724
	Other Assets and Liabilities	0.6%	2,868
	Total Net Assets	100.0%	$469,592

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $359,381 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$112,415
Unrealized Depreciation	(5,072)
Net Unrealized Appreciation	$107,343

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $13, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $13, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2007	182	Solar Cayman Ltd. - 144A	$53

At April 30, 2014, the aggregate value of these securities was $13, which rounds to zero percent of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
EUR	Sell	05/05/2014	JPM	$231	$232	$–	$(1)
GBP	Sell	05/06/2014	BCLY	241	241	–	–
GBP	Sell	05/02/2014	SSG	380	382	–	(2)
Total						$–	$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	EURO
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$460,637	$427,228	$33,396	$13
Short-Term Investments	6,087	–	6,087	–
Total	$466,724	$427,228	$39,483	$13
Liabilities:
Foreign Currency Contracts *	$3	$–	$3	$–
Total	$3	$–	$3	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized					Transfers	Transfers	Balance as
	of October	Realized	Appreciation		Net			Into	Out of	of April 30,
	31, 2013	Gain (Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	2014
Assets:
Common Stocks	$280	$246	$(203	)*	$—	$—	$(310)	$—	$—	$13
Total	$280	$246	$(203)		$—	$—	$(310)	$—	$—	$13

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was zero.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund

Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $359,868)	$466,724
Cash	1
Receivables:
Investment securities sold	3,267
Fund shares sold	1,120
Dividends and interest	222
Other assets	102
Total assets	471,436
Liabilities:
Unrealized depreciation on foreign currency contracts	3
Payables:
Investment securities purchased	1,026
Fund shares redeemed	670
Investment management fees	58
Administrative fees	—
Distribution fees	17
Accrued expenses	70
Total liabilities	1,844
Net assets	$469,592
Summary of Net Assets:
Capital stock and paid-in-capital	$342,850
Distributions in excess of net investment income	(111)
Accumulated net realized gain	19,996
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	106,857
Net assets	$469,592

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.31/$17.26
Shares outstanding	13,936
Net assets	$227,321
Class B: Net asset value per share	$14.59
Shares outstanding	168
Net assets	$2,446
Class C: Net asset value per share	$14.52
Shares outstanding	2,821
Net assets	$40,955
Class I: Net asset value per share	$16.39
Shares outstanding	1,648
Net assets	$27,015
Class R3: Net asset value per share	$17.03
Shares outstanding	404
Net assets	$6,884
Class R4: Net asset value per share	$17.16
Shares outstanding	395
Net assets	$6,783
Class R5: Net asset value per share	$17.27
Shares outstanding	125
Net assets	$2,157
Class Y: Net asset value per share	$17.30
Shares outstanding	9,021
Net assets	$156,031

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund

Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,232
Interest	1
Less: Foreign tax withheld	(59)
Total investment income	3,174

Expenses:
Investment management fees	1,667
Administrative services fees
Class R3	6
Class R4	5
Class R5	1
Transfer agent fees
Class A	219
Class B	7
Class C	34
Class I	9
Class R3	—
Class R4	—
Class R5	—
Class Y	1
Distribution fees
Class A	269
Class B	13
Class C	198
Class R3	15
Class R4	7
Custodian fees	5
Accounting services fees	31
Registration and filing fees	65
Board of Directors' fees	5
Audit fees	8
Other expenses	32
Total expenses (before waivers and fees paid indirectly)	2,597
Expense waivers	(1)
Transfer agent fee waivers	(2)
Commission recapture	(7)
Total waivers and fees paid indirectly	(10)
Total expenses, net	2,587
Net Investment Income	587
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	21,578
Net realized loss on foreign currency contracts	(10)
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments and Foreign Currency Transactions	21,568
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	18,566
Net unrealized depreciation of foreign currency contracts	(3)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	18,566
Net Gain on Investments and Foreign Currency Transactions	40,134
Net Increase in Net Assets Resulting from Operations	$40,721

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended April	For the
	30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Operations:
Net investment income	$587	$860
Net realized gain on investments and foreign currency transactions	21,568	52,046
Net unrealized appreciation of investments and foreign currency transactions	18,566	51,965
Net Increase in Net Assets Resulting from Operations	40,721	104,871
Distributions to Shareholders:
From net investment income
Class A	—	(1,652)
Class C	—	(126)
Class I	—	(84)
Class R3	—	(32)
Class R4	—	(30)
Class R5	—	(5)
Class Y	—	(2,004)
Total from net investment income	—	(3,933)
From net realized gain on investments
Class A	(19,548)	—
Class B	(287)	—
Class C	(3,955)	—
Class I	(1,836)	—
Class R3	(483)	—
Class R4	(471)	—
Class R5	(124)	—
Class Y	(13,321)	—
Total from net realized gain on investments	(40,025)	—
Total distributions	(40,025)	(3,933)
Capital Share Transactions:
Class A	19,789	(214)
Class B	(322)	(752)
Class C	3,381	957
Class I	8,169	10,395
Class R3	1,768	456
Class R4	1,818	1,263
Class R5	835	820
Class Y	4,593	(23,681)
Net increase (decrease) from capital share transactions	40,031	(10,756)
Net Increase in Net Assets	40,727	90,182
Net Assets:
Beginning of period	428,865	338,683
End of period	$469,592	$428,865
Undistributed (distribution in excess of) net investment income	$(111)	$(698)

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Value Fund

Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford MidCap Value Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

12

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided

13

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal

14

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such

15

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(10)	$—	$—	$—	$—	$(10)
Total	$—	$(10)	$—	$—	$—	$—	$(10)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(3)	$—	$—	$—	$—	$(3)
Total	$—	$(3)	$—	$—	$—	$—	$(3)

The derivatives held by the Fund as of April 30, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

16

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended	For the Year Ended
	October 31, 2013	October 31, 2012
Ordinary Income	$3,468	$1,750
Long-Term Capital Gains ‡	465	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

17

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$40,025
Accumulated Capital Losses*	(2,757)
Unrealized Appreciation†	88,778
Total Accumulated Earnings	$126,046

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$967
Accumulated Net Realized Gain (Loss)	(967)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$1,838
2016	919
Total	$2,757

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $8,818 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund

18

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

19

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2014
Class A	1.27%
Class B	2.10
Class C	1.98
Class I	0.90
Class R3	1.52
Class R4	1.22
Class R5	0.92
Class Y	0.81

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $234 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

20

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	16%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$83,504	$—	$83,504
Sales Proceeds	86,166	—	86,166

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,211	1,280	(1,178)	1,313	2,155	124	(2,299)	(20)
Amount	$19,454	$19,132	$(18,797)	$19,789	$31,262	$1,616	$(33,092)	$(214)
Class B
Shares	2	21	(44)	(21)	19	—	(77)	(58)
Amount	$35	$281	$(638)	$(322)	$260	$—	$(1,012)	$(752)
Class C
Shares	252	258	(252)	258	496	9	(448)	57
Amount	$3,575	$3,436	$(3,630)	$3,381	$6,668	$105	$(5,816)	$957
Class I
Shares	667	81	(239)	509	1,345	4	(630)	719
Amount	$10,813	$1,218	$(3,862)	$8,169	$19,339	$55	$(8,999)	$10,395
Class R3
Shares	132	28	(53)	107	117	2	(90)	29
Amount	$2,210	$435	$(877)	$1,768	$1,761	$31	$(1,336)	$456
Class R4
Shares	110	28	(28)	110	139	2	(64)	77
Amount	$1,842	$448	$(472)	$1,818	$2,193	$28	$(958)	$1,263
Class R5
Shares	60	8	(19)	49	60	—	(8)	52
Amount	$1,014	$124	$(303)	$835	$945	$5	$(130)	$820
Class Y
Shares	789	843	(1,297)	335	1,802	147	(3,567)	(1,618)
Amount	$13,402	$13,321	$(22,130)	$4,593	$27,806	$2,004	$(53,491)	$(23,681)
Total
Shares	3,223	2,547	(3,110)	2,660	6,133	288	(7,183)	(762)
Amount	$52,345	$38,395	$(50,709)	$40,031	$90,234	$3,844	$(104,834)	$(10,756)

21

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	15	$244
For the Year Ended October 31, 2013	29	$410

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

22

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford MidCap Value Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$16.44	$0.01	$1.41	$1.42	$–	$(1.55)	$(1.55)	$16.31	9.50	%(D)	$227,321	1.27	%(E)	1.27	%(E)	0.16	%(E)
B	14.93	(0.05)	1.26	1.21	–	(1.55)	(1.55)	14.59	9.02	(D)	2,446	2.30	(E)	2.10	(E)	(0.65	)(E)
C	14.85	(0.04)	1.26	1.22	–	(1.55)	(1.55)	14.52	9.15	(D)	40,955	1.98	(E)	1.98	(E)	(0.55	)(E)
I	16.49	0.04	1.41	1.45	–	(1.55)	(1.55)	16.39	9.67	(D)	27,015	0.90	(E)	0.90	(E)	0.51	(E)
R3	17.12	(0.01)	1.47	1.46	–	(1.55)	(1.55)	17.03	9.35	(D)	6,884	1.53	(E)	1.53	(E)	(0.10	)(E)
R4	17.21	0.02	1.48	1.50	–	(1.55)	(1.55)	17.16	9.55	(D)	6,783	1.22	(E)	1.22	(E)	0.20	(E)
R5	17.29	0.04	1.49	1.53	–	(1.55)	(1.55)	17.27	9.69	(D)	2,157	0.93	(E)	0.93	(E)	0.49	(E)
Y	17.31	0.05	1.49	1.54	–	(1.55)	(1.55)	17.30	9.74	(D)	156,031	0.82	(E)	0.82	(E)	0.62	(E)

For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$–	$(0.13)	$16.44	32.01%		$207,552	1.31%		1.31%		0.11%
B	11.40	(0.09)	3.62	3.53	–	–	–	14.93	30.96		2,819	2.33		2.10		(0.68)
C	11.38	(0.08)	3.60	3.52	(0.05)	–	(0.05)	14.85	31.07		38,067	2.01		2.01		(0.60)
I	12.62	0.06	3.99	4.05	(0.18)	–	(0.18)	16.49	32.49		18,791	0.96		0.96		0.43
R3	13.12	(0.02)	4.15	4.13	(0.13)	–	(0.13)	17.12	31.68		5,089	1.53		1.53		(0.12)
R4	13.17	0.03	4.16	4.19	(0.15)	–	(0.15)	17.21	32.11		4,903	1.22		1.22		0.18
R5	13.23	0.06	4.19	4.25	(0.19)	–	(0.19)	17.29	32.46		1,309	0.93		0.93		0.38
Y	13.24	0.09	4.18	4.27	(0.20)	–	(0.20)	17.31	32.64		150,335	0.82		0.82		0.60

For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$–	$(0.05)	$12.58	17.55%		$159,104	1.38%		1.35%		0.67%
B	9.77	(0.02)	1.65	1.63	–	–	–	11.40	16.68		2,813	2.38		2.10		(0.21)
C	9.74	–	1.64	1.64	–	–	–	11.38	16.84		28,522	2.06		2.06		(0.05)
I	10.79	0.12	1.81	1.93	(0.10)	–	(0.10)	12.62	18.02		5,296	1.00		1.00		1.06
R3	11.23	0.06	1.88	1.94	(0.05)	–	(0.05)	13.12	17.41		3,514	1.55		1.55		0.50
R4	11.28	0.10	1.88	1.98	(0.09)	–	(0.09)	13.17	17.70		2,735	1.25		1.25		0.79
R5	11.31	0.14	1.88	2.02	(0.10)	–	(0.10)	13.23	18.07		311	0.96		0.95		1.14
Y	11.31	0.15	1.89	2.04	(0.11)	–	(0.11)	13.24	18.22		136,388	0.84		0.84		1.24

For the Year Ended October 31, 2011
A	$10.69	$0.01	$0.05	$0.06	$–	$–	$–	$10.75	0.56%		$147,222	1.38%		1.35%		0.05%
B	9.79	(0.07)	0.05	(0.02)	–	–	–	9.77	(0.20)		8,100	2.32		2.10		(0.69)
C	9.77	(0.07)	0.04	(0.03)	–	–	–	9.74	(0.31)		28,939	2.09		2.09		(0.70)
I	10.72	0.04	0.05	0.09	(0.02)	–	(0.02)	10.79	0.81		3,459	1.04		1.04		0.34
R3	11.20	(0.03)	0.06	0.03	–	–	–	11.23	0.27		1,584	1.60		1.55		(0.23)
R4	11.21	(0.01)	0.08	0.07	–	–	–	11.28	0.62		1,523	1.29		1.25		(0.05)
R5	11.22	0.05	0.06	0.11	(0.02)	–	(0.02)	11.31	0.96		136	0.99		0.95		0.43
Y	11.22	0.06	0.06	0.12	(0.03)	–	(0.03)	11.31	1.01		109,944	0.88		0.88		0.51

See Portfolio Turnover information on the next page.

24

The Hartford MidCap Value Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)											- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$8.37	$–	$2.33	$2.33	$(0.01	)(F)	$–	$(0.01)	$10.69	27.83%		$176,359	1.44%		1.35%		0.01%
B	7.72	(0.06)	2.13	2.07	–		–	–	9.79	26.81		14,305	2.32		2.10		(0.70)
C	7.70	(0.07)	2.14	2.07	–		–	–	9.77	26.88		30,467	2.13		2.10		(0.74)
I(G)	9.71	–	1.01	1.01	–		–	–	10.72	10.40	(D)	254	0.95	(E)	0.95	(E)	0.06	(E)
R3(G)	10.17	(0.02)	1.05	1.03	–		–	–	11.20	10.13	(D)	110	1.60	(E)	1.55	(E)	(0.40	)(E)
R4(G)	10.17	–	1.04	1.04	–		–	–	11.21	10.23	(D)	110	1.30	(E)	1.25	(E)	(0.10	)(E)
R5(G)	10.17	0.01	1.04	1.05	–		–	–	11.22	10.32	(D)	111	1.00	(E)	0.96	(E)	0.20	(E)
Y	8.77	0.04	2.44	2.48	(0.03	)(F)	–	(0.03)	11.22	28.39		96,621	0.90		0.90		0.39

For the Year Ended October 31, 2009 (H)
A	$6.53	$0.04	$1.82	$1.86	$(0.02)		$–	$(0.02)	$8.37	28.63%		$127,459	1.60%		1.21%		0.65%
B	6.03	0.01	1.68	1.69	–		–	–	7.72	28.03		21,782	2.53		1.78		0.09
C	6.03	(0.01)	1.68	1.67	–		–	–	7.70	27.69		23,058	2.28		2.02		(0.16)
Y	6.88	0.05	1.91	1.96	(0.07)		–	(0.07)	8.77	28.89		8,798	0.90		0.90		0.93

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	The impact of Distributions from Capital was less than ($0.01).
(G)	Commenced operations on May 28, 2010.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	19%
For the Year Ended October 31, 2013	59
For the Year Ended October 31, 2012	59
For the Year Ended October 31, 2011	54
For the Year Ended October 31, 2010	48(A)
For the Year Ended October 31, 2009	52

(A)	During the year ended October 31, 2010, the Fund incurred $22.1 million in sales of securities held associated with the transition of assets from The Hartford Select SmallCap Value Fund, which merged into the Fund on July 31, 2010. These sales are excluded from the portfolio turnover calculation.

25

The Hartford MidCap Value Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

26

The Hartford MidCap Value Fund

Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

27

The Hartford MidCap Value Fund

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford MidCap Value Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,095.00	$6.59	$1,000.00	$1,018.50	$6.35	1.27%	181	365
Class B	$1,000.00	$1,090.20	$10.88	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class C	$1,000.00	$1,091.50	$10.29	$1,000.00	$1,014.95	$9.91	1.98	181	365
Class I	$1,000.00	$1,096.70	$4.70	$1,000.00	$1,020.31	$4.53	0.90	181	365
Class R3	$1,000.00	$1,093.50	$7.93	$1,000.00	$1,017.22	$7.64	1.53	181	365
Class R4	$1,000.00	$1,095.50	$6.34	$1,000.00	$1,018.74	$6.11	1.22	181	365
Class R5	$1,000.00	$1,096.90	$4.83	$1,000.00	$1,020.19	$4.65	0.93	181	365
Class Y	$1,000.00	$1,097.40	$4.25	$1,000.00	$1,020.74	$4.09	0.82	181	365

29

The Hartford MidCap Value Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

30

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

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may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

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b) our employee agents;

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d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

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to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

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who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

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who assist us by performing services or functions such as:

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Employees who violate our Privacy Policy will be subject to

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Personal Information means information that identifies

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It includes:

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Transaction means your business dealings with us,

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You means an individual who has given us Personal Information in conjunction with:

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is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-MCV14 4/14 113992-2 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD MODERATE ALLOCATION FUND* 2014 Semi Annual Report *Prior to May 30, 2014, Hartford Moderate Allocation Fund was known as The Hartford Balanced Allocation Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Moderate Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Moderate Allocation Fund inception 05/28/2004
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation and income.

Performance Overview 5/28/04 – 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Moderate Allocation A#	3.41%	6.48%	11.43%	5.72%
Moderate Allocation A##	-2.27%	0.62%	10.17%	5.12%
Moderate Allocation B#	2.94%	5.50%	10.52%	5.06%*
Moderate Allocation B##	-2.06%	0.50%	10.25%	5.06%*
Moderate Allocation C#	2.95%	5.60%	10.60%	4.93%
Moderate Allocation C##	1.95%	4.60%	10.60%	4.93%
Moderate Allocation I#	3.51%	6.74%	11.75%	5.96%
Moderate Allocation R3#	3.19%	6.10%	11.05%	5.43%
Moderate Allocation R4#	3.31%	6.37%	11.41%	5.70%
Moderate Allocation R5#	3.45%	6.68%	11.71%	5.92%
Balanced Allocation Fund Blended Index	3.89%	8.00%	11.23%	6.88%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	4.91%
MSCI All Country World Index	5.54%	14.98%	16.03%	7.86%

†	Not Annualized
▲	Inception: 05/28/2004
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which have different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which have different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Moderate Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 45% Barclays U.S. Aggregate Bond Index and 55% MSCI All Country World Index.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Moderate Allocation Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Moderate Allocation Class A	1.26%	1.26%
Moderate Allocation Class B	2.08%	2.08%
Moderate Allocation Class C	1.99%	1.99%
Moderate Allocation Class I	0.95%	0.95%
Moderate Allocation Class R3	1.59%	1.59%
Moderate Allocation Class R4	1.29%	1.29%
Moderate Allocation Class R5	0.99%	0.99%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of Hartford Moderate Allocation Fund returned 3.41%, before sales charge, for the six-month period ended April 30, 2014, underperforming the Fund’s blended benchmark, (55% MSCI All Country World Index and 45% Barclays U.S. Aggregate Bond Index), which returned 3.89% for the same period. In comparison, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 5.54% and 1.74%, respectively, for the same period. The Fund also underperformed the 4.51% average return for the Lipper Mixed-Asset Target Moderate Funds category, a group of funds with equity weights of 40%-60%.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as emerging market concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and emerging market currency performance was mixed versus the U.S. Dollar.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. The aforementioned geopolitical tensions, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries could not derail the five-year-old stock rally. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock / bond mix of the Fund was approximately 55% equities and 45% fixed income during the period, in line with the Fund’s blended benchmark. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the

3

Hartford Moderate Allocation Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

underlying funds. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation detracted from performance relative to the Fund’s blended benchmark during the period. Exposure to TIPS and global fixed income as well as large cap non-U.S. equities, particularly emerging markets, detracted from relative performance. This was partially offset by exposure to small-cap international equities and large cap U.S. equities which contributed on a relative basis.

In aggregate, performance from the underlying funds (net of fees) contributed to performance relative to the Fund’s blended benchmark. Strong performance relative to the Fund’s blended benchmark in The Hartford Dividend and Growth, The Hartford International Opportunities, and The Hartford Emerging Market Research Funds more than offset weak results relative to the Fund’s blended benchmark from The Hartford World Bond, The Hartford Inflation Plus, and The Hartford International Small Company Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. The Fund ended the period with an overweight to international equities, and an underweight to both large cap U.S. equities and fixed income relative to the Fund’s blended benchmark.

Composition by Investments

as of April 30, 2014

Fund Name	Percentage of Net Assets
Hartford Real Total Return Fund	6.6%
The Hartford Alternative Strategies Fund	3.4
The Hartford Capital Appreciation Fund	6.9
The Hartford Dividend and Growth Fund	12.7
The Hartford Emerging Markets Research Fund	5.4
The Hartford Global Real Asset Fund	7.0
The Hartford Inflation Plus Fund	13.1
The Hartford International Opportunities Fund	13.0
The Hartford International Small Company Fund	4.5
The Hartford MidCap Value Fund	2.2
The Hartford Small Company Fund	2.2
The Hartford Strategic Income Fund	4.0
The Hartford Total Return Bond Fund	8.0
The Hartford World Bond Fund	11.0
Other Assets and Liabilities	0.0
Total	100.0%

4

Hartford Moderate Allocation Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 100.0%
Alternative Strategy Funds - 17.0%
4,864	Hartford Real Total Return Fund●		$51,020
2,637	The Hartford Alternative Strategies Fund		26,638
5,072	The Hartford Global Real Asset Fund		54,368
			132,026
	Total Alternative Strategy Funds
	(Cost $128,037)		$132,026

Domestic Equity Funds - 24.0%
1,055	The Hartford Capital Appreciation Fund		$53,739
3,762	The Hartford Dividend and Growth Fund		98,498
989	The Hartford MidCap Value Fund●		17,108
650	The Hartford Small Company Fund●		16,816
			186,161
	Total Domestic Equity Funds
	(Cost $137,999)		$186,161

International/Global Equity Funds - 22.9%

4,711	The Hartford Emerging Markets Research Fund		$42,067
5,588	The Hartford International Opportunities Fund		100,754
1,898	The Hartford International Small Company Fund		34,738
			177,559
	Total International/Global Equity Funds
	(Cost $146,024)		$177,559

Taxable Fixed Income Funds - 36.1%
9,189	The Hartford Inflation Plus Fund		$100,992
3,344	The Hartford Strategic Income Fund		31,063
5,746	The Hartford Total Return Bond Fund		61,995
7,974	The Hartford World Bond Fund		85,396
			279,446
	Total Taxable Fixed Income Funds
	(Cost $288,970)		$279,446

	Total Investments in Affiliated Investment Companies
	(Cost $701,030)		$775,192

	Total Long-Term Investments
	(Cost $701,030)		$775,192

	Total Investments
	(Cost $701,030) ▲	100.0%	$775,192
	Other Assets and Liabilities	—%	(301)
	Total Net Assets	100.0%	$774,891

The accompanying notes are an integral part of these financial statements.

5

Hartford Moderate Allocation Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $701,599 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$84,957
Unrealized Depreciation	(11,364)
Net Unrealized Appreciation	$73,593

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Moderate Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$775,192	$775,192	$–	$–
Total	$775,192	$775,192	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

Hartford Moderate Allocation Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $701,030)	$775,192
Receivables:
Investment securities sold	1,222
Fund shares sold	477
Dividends and interest	138
Other assets	80
Total assets	777,109
Liabilities:
Payables:
Investment securities purchased	160
Fund shares redeemed	1,865
Investment management fees	17
Administrative fees	2
Distribution fees	58
Accrued expenses	116
Total liabilities	2,218
Net assets	$774,891
Summary of Net Assets:
Capital stock and paid-in-capital	$671,361
Distributions in excess of net investment income	(2,079)
Accumulated net realized gain	31,447
Unrealized appreciation of investments	74,162
Net assets	$774,891

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.16/$13.93
Shares outstanding	36,623
Net assets	$481,805
Class B: Net asset value per share	$13.10
Shares outstanding	2,514
Net assets	$32,933
Class C: Net asset value per share	$13.07
Shares outstanding	13,338
Net assets	$174,392
Class I: Net asset value per share	$13.15
Shares outstanding	808
Net assets	$10,623
Class R3: Net asset value per share	$13.05
Shares outstanding	3,148
Net assets	$41,070
Class R4: Net asset value per share	$13.15
Shares outstanding	1,849
Net assets	$24,311
Class R5: Net asset value per share	$13.16
Shares outstanding	741
Net assets	$9,757

The accompanying notes are an integral part of these financial statements.

8

Hartford Moderate Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$6,002
Total investment income	6,002

Expenses:
Investment management fees	510
Administrative services fees
Class R3	41
Class R4	18
Class R5	5
Transfer agent fees
Class A	279
Class B	39
Class C	88
Class I	3
Class R3	1
Class R4	—
Class R5	—
Distribution fees
Class A	595
Class B	189
Class C	866
Class R3	102
Class R4	30
Custodian fees	—
Accounting services fees	46
Registration and filing fees	53
Board of Directors' fees	11
Audit fees	8
Other expenses	56
Total expenses	2,940
Net Investment Income	3,062
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	18,826
Net realized gain on investments in affiliated investment companies	13,195
Net Realized Gain on Investments	32,021
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(10,360)
Net Changes in Unrealized Depreciation of Investments	(10,360)
Net Gain on Investments	21,661
Net Increase in Net Assets Resulting from Operations	$24,723

The accompanying notes are an integral part of these financial statements.

9

Hartford Moderate Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014	For the Year Ended
	(Unaudited)	October 31, 2013

Operations:
Net investment income	$3,062	$6,334
Net realized gain on investments	32,021	45,053
Net unrealized appreciation (depreciation) of investments	(10,360)	23,244
Net Increase in Net Assets Resulting from Operations	24,723	74,631
Distributions to Shareholders:
From net investment income
Class A	(4,193)	(12,808)
Class B	—	(1,353)
Class C	(292)	(3,977)
Class I	(118)	(209)
Class R3	(222)	(1,011)
Class R4	(203)	(872)
Class R5	(113)	(320)
Total from net investment income	(5,141)	(20,550)
From net realized gain on investments
Class A	(869)	—
Class B	(74)	—
Class C	(320)	—
Class I	(18)	—
Class R3	(74)	—
Class R4	(43)	—
Class R5	(18)	—
Total from net realized gain on investments	(1,416)	—
Total distributions	(6,557)	(20,550)
Capital Share Transactions:
Class A	(13,040)	(22,803)
Class B	(10,484)	(25,277)
Class C	(4,755)	(7,970)
Class I	753	472
Class R3	(1,410)	96
Class R4	968	(15,000)
Class R5	(606)	(2,404)
Net decrease from capital share transactions	(28,574)	(72,886)
Net Decrease in Net Assets	(10,408)	(18,805)
Net Assets:
Beginning of period	785,299	804,104
End of period	$774,891	$785,299
Undistributed (distribution in excess of) net investment income	$(2,079)	$—

The accompanying notes are an integral part of these financial statements.

10

Hartford Moderate Allocation Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for Hartford Moderate Allocation Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

11

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

12

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$14,294	$9,129
Long-Term Capital Gains ‡	6,256	—

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

13

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$1,411
Unrealized Appreciation*	83,953
Total Accumulated Earnings	$85,364

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$14,216
Accumulated Net Realized Gain (Loss)	(14,216)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $26,216 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

14

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $508 and contingent deferred sales charges of $18 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or

15

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S.	U.S.
	Government	Government
	Obligations	Obligations	Total
Cost of Purchases	$126,534	$—	$126,534
Sales Proceeds	139,607	—	139,607

16

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	2,117	384	(3,513)	(1,012)	6,167	1,050	(9,055)	(1,838)
Amount	$27,428	$4,966	$(45,434)	$(13,040)	$75,890	$12,515	$(111,208)	$(22,803)
Class B
Shares	28	6	(846)	(812)	106	109	(2,274)	(2,059)
Amount	$364	$73	$(10,921)	$(10,484)	$1,275	$1,300	$(27,852)	$(25,277)
Class C
Shares	822	46	(1,236)	(368)	1,992	318	(2,961)	(651)
Amount	$10,558	$585	$(15,898)	$(4,755)	$24,341	$3,774	$(36,085)	$(7,970)
Class I
Shares	219	10	(170)	59	405	17	(387)	35
Amount	$2,826	$127	$(2,200)	$753	$4,954	$203	$(4,685)	$472
Class R3
Shares	323	23	(456)	(110)	680	84	(752)	12
Amount	$4,137	$293	$(5,840)	$(1,410)	$8,277	$1,000	$(9,181)	$96
Class R4
Shares	337	19	(279)	77	425	73	(1,728)	(1,230)
Amount	$4,347	$244	$(3,623)	$968	$5,261	$868	$(21,129)	$(15,000)
Class R5
Shares	37	10	(94)	(47)	137	27	(363)	(199)
Amount	$471	$131	$(1,208)	$(606)	$1,686	$320	$(4,410)	$(2,404)
Total
Shares	3,883	498	(6,594)	(2,213)	9,912	1,678	(17,520)	(5,930)
Amount	$50,131	$6,419	$(85,124)	$(28,574)	$121,684	$19,980	$(214,550)	$(72,886)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	174	$2,265
For the Year Ended October 31, 2013	388	$4,786

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in

17

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Event:

Shareholder Meeting Results:

A special meeting of shareholders of the Fund was held on April 4, 2014, which was adjourned until May 9, 2014 (“Shareholder Meeting”). Each of the three proposals listed below were approved by shareholders. The final results of the Shareholder Meeting are reported below.

Proposal one:

The ratification and approval of the sub-advisory agreement between HFMC, the investment manager of the Fund, and Wellington Management pursuant to which Wellington Management serves as the sub-adviser to the Fund and manages the Fund's assets.

For	Against	Abstain	Uninstructed
22,099,467.825	979,550.245	1,793,879.600	5,915,507.000

Proposal two:

The approval of the retention of fees paid and the payment of fees payable by Hartford Investment Financial Services, LLC, the Fund’s former investment manager, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Fund.

For	Against	Abstain	Uninstructed
21,850,416.330	1,151,043.257	1,871,438.083	5,915,507.000

18

Hartford Moderate Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Proposal three:

The authorization of HFMC to select and contract with sub-advisers that are not affiliated with HFMC or the Fund (other than by reason of serving as a sub-adviser to one or more Hartford-sponsored mutual funds) and to materially amend investment sub-advisory agreements without obtaining shareholder approval.

For	Against	Abstain	Uninstructed
21,201,030.200	1,793,032.829	1,878,834.641	5,915,507.000

On May 30, 2014, the Fund's name was changed from The Hartford Balanced Allocation Fund to Hartford Moderate Allocation Fund.

19

Hartford Moderate Allocation Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$12.86	$0.06	$0.38	$0.44	$(0.12)	$(0.02)	$(0.14)	$13.16	3.41	%(E)	$481,805	0.54	%(F)	0.54	%(F)	1.01	%(F)
B	12.75	0.01	0.36	0.37	–	(0.02)	(0.02)	13.10	2.94	(E)	32,933	1.39	(F)	1.39	(F)	0.22	(F)
C	12.74	0.02	0.36	0.38	(0.03)	(0.02)	(0.05)	13.07	2.95	(E)	174,392	1.28	(F)	1.28	(F)	0.28	(F)
I	12.88	0.08	0.37	0.45	(0.16)	(0.02)	(0.18)	13.15	3.51	(E)	10,623	0.23	(F)	0.23	(F)	1.28	(F)
R3	12.74	0.04	0.36	0.40	(0.07)	(0.02)	(0.09)	13.05	3.19	(E)	41,070	0.88	(F)	0.88	(F)	0.65	(F)
R4	12.86	0.06	0.36	0.42	(0.11)	(0.02)	(0.13)	13.15	3.31	(E)	24,311	0.58	(F)	0.58	(F)	0.96	(F)
R5	12.89	0.08	0.36	0.44	(0.15)	(0.02)	(0.17)	13.16	3.45	(E)	9,757	0.28	(F)	0.28	(F)	1.29	(F)

For the Year Ended October 31, 2013
A	$12.00	$0.12	$1.07	$1.19	$(0.33)	$–	$(0.33)	$12.86	10.13%		$484,156	0.55%		0.55%		1.01%
B	11.93	0.05	1.04	1.09	(0.27)	–	(0.27)	12.75	9.31		42,407	1.37		1.37		0.38
C	11.93	0.03	1.06	1.09	(0.28)	–	(0.28)	12.74	9.34		174,647	1.28		1.28		0.27
I	11.99	0.14	1.10	1.24	(0.35)	–	(0.35)	12.88	10.53		9,649	0.24		0.24		1.18
R3	11.90	0.08	1.07	1.15	(0.31)	–	(0.31)	12.74	9.87		41,503	0.88		0.88		0.65
R4	11.99	0.17	1.02	1.19	(0.32)	–	(0.32)	12.86	10.18		22,776	0.58		0.58		1.36
R5	12.00	0.17	1.07	1.24	(0.35)	–	(0.35)	12.89	10.53		10,161	0.28		0.28		1.37

For the Year Ended October 31, 2012 (G)
A	$11.21	$0.11	$0.82	$0.93	$(0.14)	$–	$(0.14)	$12.00	8.41%		$473,562	0.55%		0.55%		0.99%
B	11.19	0.01	0.81	0.82	(0.08)	–	(0.08)	11.93	7.42		64,262	1.35		1.35		0.22
C	11.18	0.02	0.82	0.84	(0.09)	–	(0.09)	11.93	7.54		171,252	1.29		1.29		0.23
I	11.21	0.14	0.81	0.95	(0.17)	–	(0.17)	11.99	8.57		8,563	0.27		0.27		1.11
R3	11.14	0.07	0.81	0.88	(0.12)	–	(0.12)	11.90	7.94		38,637	0.89		0.89		0.57
R4	11.21	0.11	0.81	0.92	(0.14)	–	(0.14)	11.99	8.31		35,982	0.58		0.58		0.93
R5	11.21	0.14	0.82	0.96	(0.17)	–	(0.17)	12.00	8.63		11,846	0.28		0.28		1.25

For the Year Ended October 31, 2011 (G)
A	$11.03	$0.17	$0.21	$0.38	$(0.20)	$–	$(0.20)	$11.21	3.39%		$501,962	0.54%		0.54%		1.45%
B	11.00	0.07	0.22	0.29	(0.10)	–	(0.10)	11.19	2.64		78,784	1.33		1.33		0.66
C	10.99	0.08	0.22	0.30	(0.11)	–	(0.11)	11.18	2.72		167,049	1.28		1.28		0.71
I	11.02	0.19	0.23	0.42	(0.23)	–	(0.23)	11.21	3.81		5,333	0.24		0.24		1.72
R3	10.96	0.13	0.21	0.34	(0.16)	–	(0.16)	11.14	3.12		29,124	0.88		0.88		1.06
R4	11.02	0.17	0.21	0.38	(0.19)	–	(0.19)	11.21	3.46		36,188	0.57		0.57		1.33
R5	11.03	0.19	0.22	0.41	(0.23)	–	(0.23)	11.21	3.67		11,208	0.27		0.27		1.73

See Portfolio Turnover information on the next page.

20

Hartford Moderate Allocation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2010 (G)
A	$9.79	$0.15	$1.24	$1.39	$(0.15)	$–	$(0.15)	$11.03	14.33%	$519,328	0.54%	0.54%	1.48%
B	9.76	0.07	1.24	1.31	(0.07)	–	(0.07)	11.00	13.44	91,904	1.35	1.35	0.68
C	9.75	0.08	1.24	1.32	(0.08)	–	(0.08)	10.99	13.55	175,611	1.29	1.29	0.74
I	9.78	0.18	1.24	1.42	(0.18)	–	(0.18)	11.02	14.65	3,685	0.28	0.28	1.73
R3	9.74	0.13	1.23	1.36	(0.14)	–	(0.14)	10.96	14.02	18,235	0.88	0.88	1.06
R4	9.78	0.15	1.24	1.39	(0.15)	–	(0.15)	11.02	14.32	19,647	0.58	0.58	1.45
R5	9.79	0.18	1.24	1.42	(0.18)	–	(0.18)	11.03	14.64	13,874	0.28	0.28	1.76

For the Year Ended October 31, 2009 (G)
A	$8.48	$0.19	$1.30	$1.49	$(0.18)	$–	$(0.18)	$9.79	18.01%	$483,316	0.58%	0.58%	2.20%
B	8.45	0.12	1.30	1.42	(0.11)	–	(0.11)	9.76	17.15	95,125	1.42	1.38	1.41
C	8.45	0.12	1.30	1.42	(0.12)	–	(0.12)	9.75	17.07	169,306	1.34	1.34	1.46
I	8.47	0.24	1.28	1.52	(0.21)	–	(0.21)	9.78	18.39	2,079	0.28	0.28	3.01
R3	8.44	0.15	1.30	1.45	(0.15)	–	(0.15)	9.74	17.52	1,381	0.96	0.96	1.47
R4	8.47	0.19	1.30	1.49	(0.18)	–	(0.18)	9.78	18.04	13,518	0.59	0.59	2.08
R5	8.48	0.21	1.31	1.52	(0.21)	–	(0.21)	9.79	18.37	13,104	0.29	0.29	2.22

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	16%
For the Year Ended October 31, 2013	21
For the Year Ended October 31, 2012	79
For the Year Ended October 31, 2011	36
For the Year Ended October 31, 2010	25
For the Year Ended October 31, 2009	17

21

Hartford Moderate Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

22

Hartford Moderate Allocation Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

23

Hartford Moderate Allocation Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

Hartford Moderate Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,034.10	$2.75	$1,000.00	$1,022.09	$2.73	0.54%	181	365
Class B	$1,000.00	$1,029.40	$6.98	$1,000.00	$1,017.91	$6.94	1.39	181	365
Class C	$1,000.00	$1,029.50	$6.43	$1,000.00	$1,018.45	$6.40	1.28	181	365
Class I	$1,000.00	$1,035.10	$1.18	$1,000.00	$1,023.63	$1.18	0.23	181	365
Class R3	$1,000.00	$1,031.90	$4.44	$1,000.00	$1,020.43	$4.41	0.88	181	365
Class R4	$1,000.00	$1,033.10	$2.92	$1,000.00	$1,021.92	$2.90	0.58	181	365
Class R5	$1,000.00	$1,034.50	$1.41	$1,000.00	$1,023.41	$1.40	0.28	181	365

25

Hartford Moderate Allocation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

26

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-BA14 4/14 113962-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD MUNICIPAL OPPORTUNITIES FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Municipal Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Municipal Opportunities Fund inception 05/31/2007
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

Performance Overview 5/31/07 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Municipal Opportunities A#	3.09%	-1.19%	8.00%	2.32%
Municipal Opportunities A##	-1.55%	-5.64%	7.01%	1.64%
Municipal Opportunities B#	2.83%	-1.82%	7.18%	1.53%
Municipal Opportunities B##	-2.17%	-6.61%	6.88%	1.53%
Municipal Opportunities C#	2.82%	-1.82%	7.22%	1.56%
Municipal Opportunities C##	1.82%	-2.77%	7.22%	1.56%
Municipal Opportunities I#	3.33%	-0.83%	8.28%	2.59%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	2.89%	0.95%	4.56%	4.85%
Barclays Municipal Bond Index	4.08%	0.50%	5.54%	4.92%

†	Not Annualized

▲	Inception: 05/31/2007

#	Without sales charge

##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

The Fund has changed its benchmark from the Barclays Municipal Bond Index to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index because the Fund’s investment manager believes that the Barclays Municipal Bond 1-15 Year Blend (1-17) Index better reflects the Fund’s investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Opportunities Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Opportunities Class A	0.92%	0.92%
Municipal Opportunities Class B	1.67%	1.73%
Municipal Opportunities Class C	1.67%	1.67%
Municipal Opportunities Class I	0.67%	0.67%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Timothy D. Haney, CFA	Brad W. Libby
Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Credit Analyst

How did the Fund perform?

The Class A shares of The Hartford Municipal Opportunities Fund returned 3.09%, before sales charge, for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index and the Barclays Municipal Bond Index, which returned 2.89% and 4.08%, respectively, for the same period. The Fund underperformed the 4.61% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

The yield on 10-year AAA general obligations bonds (GOs) remained inside of 10-year Treasuries throughout the period, as the GO to Treasury yield ratio fell from 96% to 85%. Issuance so far this year in the municipal market has been slow, and the overall lack of supply has helped the market rebound in 2014. Municipal credit spreads tightened over the period, but, in our opinion, remained attractive relative to corporates on an after-tax basis.

Outperformance was driven by security selection within investment grade state and local GOs, particularly the Fund’s holdings in Illinois GO and California GO bonds. Security selection within investment grade revenue bonds was also additive, with the lease and sales tax sectors adding the most value. The Fund’s allocation to high yield revenue bonds was the primary detractor from performance, particularly the health care sector. The Fund’s holding in the West Virginia Hospital Finance Authority was the largest detractor within high yield health care. Yield curve positioning was additive to performance, as the Fund was underweight the 3-year portion of the curve while rates increased.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

U.S. economic momentum remains positive in the near term. The global growth outlook appears to be improving, but we believe that EM remain a risk. We expect a slow increase in rates as the Fed moves policy. We ended the quarter positioned with a moderately procyclical risk posture. Net new supply is expected to be negative, providing positive technical support for municipal bonds. Our outlook for state GOs is optimistic, as credit repair continues at the state level and state tax collections are back to pre-recession levels in real terms. Moreover, while we believe that pension and health care costs will continue to pressure municipal budgets, widespread

3

The Hartford Municipal Opportunities Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

defaults are not expected. We remain slightly more cautious on GOs of local issuers, as the recovery in their main revenue source (property taxes) has not been as robust as the recovery seen in state revenues. We expect revenue-bond fundamentals to remain positive in 2014 and we will continue to favor credits in this area, especially special-tax, toll-road, airport, and health care credits. We ended the period underweight GOs, at both the state and local municipality level, and overweight health care and airports.

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Aaa / AAA	4.1
Aa / AA	22.3
A	35.6
Baa / BBB	10.8
Ba / BB	4.1
B	3.8
Not Rated	14.0
Non-Debt Securities and Other Short-Term Instruments	4.4
Other Assets and Liabilities	0.8
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Industry

as of April 30, 2014

Industry	Percentage of Net Assets
Airport Revenues	8.1
General Obligations	16.7
Health Care/Services	19.7
Higher Education (Univ., Dorms, etc.)	8.9
Housing (HFA'S, etc.)	0.7
Industrial	3.9
Miscellaneous	7.8
Pre-Refunded	5.5
Public Facilities	1.2
Special Tax Assessment	2.5
Tax Allocation	7.5
Transportation	6.3
Utilities - Combined	0.5
Utilities - Electric	3.7
Utilities - Water and Sewer	1.5
Waste Disposal	0.3
Short-Term Investments	4.4
Other Assets and Liabilities	0.8
Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for reporting ease.

4

The Hartford Municipal Opportunities Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Municipal Bonds - 94.8%
	Alabama - 2.0%
	Birmingham, AL, Baptist Med Ctrs Spl Care Facs
$1,855	5.25%, 11/15/2016	$1,967
	Jefferson County, AL, Sewer Rev
2,000	5.00%, 10/01/2017	2,172
	Mobile, AL, IDA Pollution
2,540	1.65%, 06/01/2034	2,540
		6,679
	Arizona - 1.6%
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265	6.20%, 07/15/2032	266
	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School
1,460	8.50%, 07/01/2039	1,613
	Salt River, AZ, Agricultural Improvement
3,000	5.00%, 12/01/2027	3,445
		5,324
	California - 11.1%
	California State Communities DA Rev
955	0.93%, 04/01/2036 Δ	730
1,000	5.63%, 10/01/2032	1,005
	California State GO
4,985	6.50%, 04/01/2033	6,065
	California State Public Works Board Lease Rev
2,000	5.25%, 10/01/2023	2,340
	California State Public Works Board, Correctional Facilities Improvement
1,000	6.00%, 03/01/2035	1,163
	California State Public Works Board, State University Trustees
2,000	6.25%, 04/01/2034	2,324
	Foothill-Eastern Transportation Corridor Agency
660	5.00%, 01/15/2053 Δ	724
	Irvine, CA, Improvement Bond Act
1,065	4.00%, 09/02/2016	1,117
	Oakland, CA, Airport Rev
1,000	5.00%, 05/01/2026	1,102
	Port of Oakland, CA
500	5.00%, 05/01/2023	576
	San Bernardino City CA Unif School Dist GO
1,150	5.00%, 08/01/2021	1,349
	San Buenaventura, CA, Community Memorial Health System
1,000	7.50%, 12/01/2041	1,137
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,414
	San Jose, CA, Redev Agency
2,575	5.00%, 08/01/2022	2,690
500	6.50%, 08/01/2023	547
	Santa Cruz County, CA, Redev Agency
1,250	5.00%, 09/01/2024	1,413
1,335	6.63%, 09/01/2029	1,504
	Santa Margarita, CA, Water Dist Special Tax
500	4.25%, 09/01/2021	509
1,000	5.00%, 09/01/2022 - 09/01/2023	1,071
	Successor Agy to the Richmond County Redev Agency
640	4.00%, 09/01/2016	685
	Twin Rivers, CA, Unif School Dist Cops
3,000	3.45%, 07/01/2037	3,005
	University of California
1,595	5.00%, 05/15/2025	1,934
		36,404
	Colorado - 0.5%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
630	5.00%, 12/01/2026	544
	Denver, CO, City & County Special Fac Airport Rev
1,000	5.00%, 11/15/2018	1,136
		1,680
	Connecticut - 2.3%
	Bridgeport, CT, GO
860	4.00%, 08/15/2014	868
	Connecticut Housing FA
1,000	4.00%, 11/15/2044	1,090
	Hamden, CT, Facilities Rev, Whitney Center Proj Ser A
1,250	7.63%, 01/01/2030	1,299
2,250	7.75%, 01/01/2043	2,318
	Hartford, CT, GO
1,850	5.00%, 04/01/2026	2,088
		7,663
	District of Columbia - 1.2%
	Metropolitan Washington, DC, Airport Auth System Rev
3,450	5.00%, 10/01/2020 - 10/01/2022	4,022

	Florida - 8.1%
	Florida Village Community Development Dist No 8
2,280	6.38%, 05/01/2038	2,558
	Greater Orlando, FL, Aviation Auth
4,340	5.00%, 10/01/2021 - 10/01/2024	4,946
	Highlands County, FL, Adventist Health (Prerefunded with US Gov't Securities)
125	5.25%, 11/15/2036	139
	Highlands County, FL, Health Fac Auth
1,905	5.25%, 11/15/2036	2,002
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc
2,000	6.25%, 09/01/2027	2,170
	Jacksonville, FL, Sales Tax Rev
2,700	5.00%, 10/01/2021	3,224
	Lakeland, FL, Retirement Community Rev
1,750	6.38%, 01/01/2043	1,788
	Lee County, FL, School Board
1,000	4.00%, 08/01/2016	1,066
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500	0.00%, 05/01/2039 ●	175
	Miami-Dade County, FL, Aviation Rev
3,500	5.00%, 10/01/2024 - 10/01/2026	3,889
	Naples, FL, Arlington of Naples
500	6.50%, 05/15/2020 ■	501
500	7.00%, 05/15/2024 ■	521
	Orange County, FL, School Board
2,130	5.00%, 08/01/2026	2,404
	Palm Beach County Health
1,000	6.75%, 06/01/2024 ☼	1,001

The accompanying notes are an integral part of these financial statements.

5

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Municipal Bonds - 94.8% - (continued)
	Florida - 8.1% - (continued)
	River Bend Community Development Dist, Capital Improvement Rev
$1,560	0.00%, 11/01/2015 ●	$201
		26,585
	Georgia - 1.6%
	Clayton County, GA, DA
2,000	9.00%, 06/01/2035	2,115
	Dekalb Newton & Gwinnett Counties, GA, Joint DA
1,500	6.00%, 07/01/2034	1,630
	Marietta, GA, DA Life University Inc Proj
1,500	7.00%, 06/15/2030	1,556
		5,301
	Hawaii - 0.4%
	Hawaii State Dept of Transportation
1,000	5.00%, 08/01/2022	1,133

	Illinois - 6.1%
	Aurora, IL, Tax Increment Rev
870	6.75%, 12/30/2027	889
	Chicago, IL, O'Hare International Airport Rev
345	5.00%, 01/01/2015	356
855	5.25%, 01/01/2027	857
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
192	0.00%, 03/01/2037 ●	86
	Illinois FA Rev, Art Institute of Chicago Ser A
1,400	6.00%, 03/01/2038	1,523
	Illinois FA Rev, Silver Cross Hospital & Medicine
3,000	5.50%, 08/15/2030	3,093
	Illinois State GO
1,085	4.00%, 08/01/2014	1,095
1,500	5.00%, 01/01/2022	1,657
1,500	5.25%, 01/01/2021	1,736
	Illinois State Sales Tax Rev
3,550	5.00%, 06/15/2026	3,569
2,000	6.50%, 06/15/2022	2,349
	Illinois State Unemployment Insurance Fund
2,500	5.00%, 06/15/2019 - 12/15/2019	2,618
		19,828
	Indiana - 0.6%
	Vigo County, IN, Hospital Auth
2,000	5.75%, 09/01/2042 ■	1,916

	Kentucky - 1.2%
	Kentucky Public Transportation Inf Auth
350	5.00%, 07/01/2017	389
	Louisville & Jefferson County, KY
1,515	5.00%, 12/01/2023	1,726
	Louisville & Jefferson County, KY, Metropolitan
1,710	1.65%, 10/01/2033 Δ	1,726
		3,841
	Louisiana - 1.7%
	Louisiana Tobacco Settlement Financing Corp
2,500	5.00%, 05/15/2026	2,644
	New Orleans, LA, Aviation Board
2,500	6.00%, 01/01/2023	2,859
		5,503
	Massachusetts - 2.4%
	Massachusetts State Bay Transportation Auth
1,000	5.00%, 07/01/2025	1,212
	Massachusetts State Development Fin Agency Rev
1,200	8.00%, 04/15/2031	1,411
	Massachusetts State Health & Education Fac Auth
1,000	5.00%, 07/01/2016	1,053
2,355	8.00%, 10/01/2039	2,596
	Massachusetts State PA
455	4.00%, 07/01/2022	489
1,035	5.00%, 07/01/2021 - 07/01/2023	1,190
		7,951
	Michigan - 2.4%
	Kent, MI, Hospital FA
4,000	6.00%, 07/01/2035	4,166
	Royal Oak, MI, Hospital FA
2,000	8.25%, 09/01/2039	2,437
	Wayne County, MI, Airport Auth Rev
1,000	5.00%, 12/01/2015	1,065
		7,668
	Mississippi - 0.9%
	Mississippi State Business Fin Corp
3,000	1.63%, 12/01/2040	2,962

	Missouri - 1.8%
	Kirkwood, MO, Industrial DA Retirement Community
3,500	8.25%, 05/15/2045	3,976
	St Loius, MO, Bi-State Development Agency
2,000	4.75%, 10/01/2052	2,002
		5,978
	Nevada - 3.0%
	Clark County, NV, School Dist GO
1,625	5.00%, 06/15/2020	1,711
	Mesquite, NV, Special Improvement Dist 07-01
440	6.00%, 08/01/2027	441
	Nevada State GO
2,500	5.00%, 08/01/2019	2,945
	Nevada State Natural Resources, GO
1,110	5.00%, 03/01/2026	1,286
	Nevada State Open Space Parks & Cultural Res, GO
2,860	5.00%, 06/01/2026	3,316
		9,699
	New Jersey - 3.4%
	New Jersey Health Care Facilities FA, Hospital Asset Transformation
2,855	5.75%, 10/01/2031	3,265
	New Jersey State Econ DA
1,760	4.88%, 09/15/2019	1,786
	New Jersey State Educational FA Rev, University of Medicine & Dentistry
2,000	7.50%, 12/01/2032	2,607
	New Jersey State Interstate Turnpike Auth Rev
3,000	5.00%, 01/01/2025	3,464
		11,122
	New Mexico - 1.4%
	Los Alamos County, NM, Tax Improvement Rev
3,000	5.88%, 06/01/2027	3,578
	Montecito Estates, NM, Public Improvement Dist
925	7.00%, 10/01/2037	956
		4,534

The accompanying notes are an integral part of these financial statements.

6

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Municipal Bonds - 94.8% - (continued)
	New York - 11.1%
	New York & New Jersey PA
$2,000	5.00%, 12/01/2023	$2,072
	New York City, NY, Transitional FA Rev
4,000	0.09%, 11/01/2036 Δ	4,000
	New York Metropolitan Transportation Auth Rev
2,100	5.00%, 11/15/2020	2,460
	New York State Dormitory Auth Rev
3,670	5.00%, 03/15/2022 - 12/15/2027	4,260
	New York State Thruway Auth
3,250	5.00%, 01/01/2019 - 03/15/2021	3,788
	New York State Urban Development Corp Rev
1,000	5.00%, 03/15/2026	1,163
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,736
	New York, NY, IDA Terminal One Group Assoc Proj AMT
2,000	5.50%, 01/01/2024	2,114
	Newburth, NY, GO
1,145	5.00%, 06/15/2019	1,244
	Oyster Bay, NY, GO
2,340	5.00%, 08/15/2024	2,760
	TSASC, Inc
2,500	5.00%, 06/01/2034	2,088
	Ulster County, NY, IDA
1,750	6.00%, 09/15/2037	1,389
	Ulster County, NY, IDA Kingston Regional Senior Living
4,000	6.00%, 09/15/2027 - 09/15/2042	3,276
	Yonkers, NY, GO
885	3.00%, 08/15/2019	914
		36,264
	North Carolina - 1.3%
	North Carolina Eastern Municipal Power
1,325	4.00%, 01/01/2020	1,461
	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge
1,555	5.88%, 01/01/2031	1,597
	North Carolina State Medical Care Commission, Galloway Ridge, Inc
1,000	6.00%, 01/01/2039	1,025
		4,083
	Ohio - 3.1%
	Allen County, OH, Hospital Fac Rev
2,000	5.00%, 05/01/2023	2,307
	Buckeye, OH, Tobacco Settlement FA
4,580	6.00%, 06/01/2042	3,743
	Cultural Sports Fac Building Projects
2,115	5.00%, 04/01/2023	2,522
	Ohio State Cultural Sports Fac Building Projects
1,235	5.00%, 04/01/2020	1,453
		10,025
	Other U.S. Territories - 0.2%
	Puerto Rico Highway & Transportation
750	5.50%, 07/01/2015	717

	Pennsylvania - 5.3%
	Allegheny County, PA, IDA Charter School
1,090	6.75%, 08/15/2035	1,168
	Pennsylvania State GO
4,525	5.00%, 07/01/2021	5,426
1,000	7.00%, 07/15/2028	1,144
	Pennsylvania State IDA
2,250	5.00%, 07/01/2021	2,615
	Pennsylvania State Turnpike Commission Rev
1,335	6.00%, 06/01/2028	1,515
	Philadelphia, PA, Municipal Auth
750	6.38%, 04/01/2029	840
800	6.50%, 04/01/2034	894
	Pittsburgh, PA, School Dist GO
2,325	5.00%, 09/01/2021 - 09/01/2023	2,686
	Susquehanna, PA, Regional Airport Auth System Rev
1,000	5.00%, 01/01/2019	1,091
		17,379
	Rhode Island - 1.5%
	Cranston, RI, GO
1,415	5.00%, 07/01/2019	1,609
	Rhode Island State & Providence Plantations
1,500	4.00%, 10/01/2018	1,646
	Rhode Island State Health & Educational Bldg Corp
1,655	4.00%, 05/15/2017	1,780
		5,035
	South Carolina - 0.3%
	Lancaster County, SC, Sun City Assessment
1,987	0.00%, 11/01/2017 ●	934

	South Dakota - 0.4%
	South Dakota State Education Enhancement
1,000	5.00%, 06/01/2026	1,091
	South Dakota State Housing DA
185	6.13%, 05/01/2033	186
		1,277
	Texas - 10.0%
	Barbers Hill, TX, ISD GO
2,245	5.00%, 02/15/2021	2,692
	Brazos Harbor, TX, Industrial Development Corp
1,500	5.90%, 05/01/2038	1,613
	Clifton, TX, Higher Education Fin Corp
2,000	8.75%, 02/15/2028	1,930
	Dallas-Fort Worth, TX, International Airport Fac Improvement Corp
2,000	6.15%, 01/01/2016	1,992
	Frisco, TX, ISD GO
2,210	4.00%, 08/15/2016 ‡	2,386
	Lewisville, TX, Combination Contract Rev (Prerefunded with US Gov't Securities)
45	6.13%, 09/01/2029	46
	Lower Colorado River, TX, Auth Rev
55	7.25%, 05/15/2037	58
	Midland TX ISD, GO
1,000	5.00%, 02/15/2025	1,169
	North East Texas ISD
1,000	5.00%, 08/01/2028 ☼	1,172
	North, TX, Tollway Auth Rev
2,995	5.00%, 01/01/2022	3,462
	San Antonio, Texas, Water Rev
2,200	5.00%, 05/15/2026	2,606

The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Municipal Bonds - 94.8% - (continued)
	Texas - 10.0% - (continued)
	San Antonio, TX, Airport System Rev
$1,985	5.00%, 07/01/2023		$2,224
	Tesax State Transportation Commission
1,500	0.47%, 04/01/2032 Δ		1,500
	Texas State Public FA Charter School
3,555	5.38%, 02/15/2037		3,588
	Travis County, TX, Health Fac Development
2,000	7.13%, 11/01/2040		2,219
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035		600
	Wylie, TX, ISD GO
3,500	1.55%, 08/15/2018 ○		3,313
			32,570
	Vermont - 0.3%
	Vermont State Econ DA Waste
900	4.75%, 04/01/2036 ■		875

	Virginia - 1.6%
	Norfolk, VA, Redev & Housing Auth Rev Obligor: Fort Norfolk Retirement Community, Inc
1,005	6.13%, 01/01/2035		1,007
	Virginia State Small Business FA Rev Obligor: Hamptons Road Pronton Beam Therapy
2,000	9.00%, 07/01/2039		2,066
	Washington County, VA, IDA Hospital
1,750	7.75%, 07/01/2038		2,016
			5,089
	Washington - 3.2%
	Grant County, WA, Utility Dist #2
3,730	5.00%, 01/01/2022 - 01/01/2023		4,239
	Washington State Health Care Fac Auth
500	4.00%, 11/15/2015		527
1,650	5.00%, 10/01/2042		1,938
	Washington State Health Care Fac Auth, VA Mason Medical
3,600	6.13%, 08/15/2037		3,805
			10,509
	West Virginia - 0.6%
	West Virginia State Hospital FA
2,000	9.13%, 10/01/2041		1,979

	Wisconsin - 2.2%
	Wisconsin State GO
2,685	5.75%, 05/01/2033		3,129
1,295	6.00%, 05/01/2036		1,515
	Wisconsin State Health & Educational Fac Auth Rev
2,465	5.25%, 08/15/2024		2,604
			7,248
	Total Municipal Bonds
	(Cost $297,363)		$309,777

	Total Long-Term Investments (Cost $297,363)		$309,777

Short-Term Investments - 4.4%
	Other Investment Pools and Funds - 4.4%
14,272	JP Morgan Tax Free Money Market Fund		$14,272

	Total Short-Term Investments
	(Cost $14,272)		$14,272

	Total Investments
	(Cost $311,635) ▲	99.2%	$324,049
	Other Assets and Liabilities	0.8%	2,740
	Total Net Assets	100.0%	$326,789

The accompanying notes are an integral part of these financial statements.

8

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was 311,635 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,355
Unrealized Depreciation	(3,941)
Net Unrealized Appreciation	$12,414

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $2,170 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $3,813, which represents 1.2% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
AMT	Alternative Minimum Tax
DA	Development Authority
FA	Finance Authority
GO	General Obligation
IDA	Industrial Development Authority
ISD	Independent School District
PA	Port Authority
Rev	Revenue
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	$309,777	$–	$309,777	$–
Short-Term Investments	14,272	14,272	–	–
Total	$324,049	$14,272	$309,777	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Opportunities Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $311,635)	$324,049
Receivables:
Investment securities sold	1,893
Fund shares sold	1,196
Dividends and interest	4,187
Other assets	65
Total assets	331,390
Liabilities:
Payables:
Investment securities purchased	4,052
Fund shares redeemed	328
Investment management fees	29
Dividends	135
Distribution fees	21
Accrued expenses	36
Total liabilities	4,601
Net assets	$326,789
Summary of Net Assets:
Capital stock and paid-in-capital	$345,007
Undistributed net investment income	61
Accumulated net realized loss	(30,693)
Unrealized appreciation of investments	12,414
Net assets	$326,789

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.36/$8.75
Shares outstanding	19,874
Net assets	$166,212
Class B: Net asset value per share	$8.36
Shares outstanding	432
Net assets	$3,610
Class C: Net asset value per share	$8.37
Shares outstanding	10,072
Net assets	$84,292
Class I: Net asset value per share	$8.38
Shares outstanding	8,673
Net assets	$72,675

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$6,115
Total investment income	6,115

Expenses:
Investment management fees	831
Transfer agent fees
Class A	26
Class B	2
Class C	22
Class I	13
Distribution fees
Class A	192
Class B	19
Class C	412
Custodian fees	3
Accounting services fees	27
Registration and filing fees	34
Board of Directors' fees	5
Audit fees	7
Other expenses	22
Total expenses (before waivers)	1,615
Expense waivers	(86)
Total waivers	(86)
Total expenses, net	1,529
Net Investment Income	4,586
Net Realized Gain on Investments:
Net realized gain on investments	482
Net Realized Gain on Investments	482
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	4,270
Net Changes in Unrealized Appreciation of Investments	4,270
Net Gain on Investments	4,752
Net Increase in Net Assets Resulting from Operations	$9,338

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$4,586	$11,540
Net realized gain on investments	482	5,066
Net unrealized appreciation (depreciation) of investments	4,270	(23,491)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,338	(6,885)
Distributions to Shareholders:
From net investment income
Class A	(2,467)	(6,237)
Class B	(47)	(134)
Class C	(1,015)	(2,814)
Class I	(1,078)	(2,442)
Total distributions	(4,607)	(11,627)
Capital Share Transactions:
Class A	9,984	(39,682)
Class B	(606)	(1,179)
Class C	(3,794)	(25,394)
Class I	12,655	(15,824)
Net increase (decrease) from capital share transactions	18,239	(82,079)
Net Increase (Decrease) in Net Assets	22,970	(100,591)
Net Assets:
Beginning of period	303,819	404,410
End of period	$326,789	$303,819
Undistributed (distribution in excess of) net investment income	$61	$82

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Opportunities Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Municipal Opportunities Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs.   All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

14

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing

15

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments

16

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Tax Exempt Income †	$11,647	$14,989
Ordinary Income	68	122

†	The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$202
Accumulated Capital Losses *	(31,175)
Unrealized Appreciation †	8,144
Total Accumulated Deficit	$(22,829)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$67
Accumulated Net Realized Gain (Loss)	(67)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$14,508
2018	6,121
2019	10,546
Total	$31,175

During the year ended October 31, 2013, the Fund utilized $4,999 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $1.5 billion	0.4750%
On next $2.5 billion	0.4650%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

Effective November 1, 2013, the investment manager has voluntarily agreed to waive investment management fees of 0.05% of average daily net assets until October 31, 2014.

19

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I
0.90%	1.65%	1.65%	0.65%

Effective November 1, 2013, the investment manager voluntarily agreed to limit the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses through October 31, 2014, as follows:

Class A	Class B	Class C	Class I
0.85%	1.60%	1.60%	0.60%

Distribution and Service Plan for Class A, B and C Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $213 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

20

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$46,937	$—	$46,937
Sales Proceeds	34,311	—	34,311

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,515	271	(2,590)	1,196	4,220	662	(9,624)	(4,742)
Amount	$29,089	$2,241	$(21,346)	$9,984	$36,404	$5,624	$(81,710)	$(39,682)
Class B
Shares	3	4	(81)	(74)	23	12	(175)	(140)
Amount	$23	$36	$(665)	$(606)	$192	$105	$(1,476)	$(1,179)
Class C
Shares	953	100	(1,518)	(465)	1,331	265	(4,633)	(3,037)
Amount	$7,893	$827	$(12,514)	$(3,794)	$11,433	$2,260	$(39,087)	$(25,394)
Class I
Shares	3,375	87	(1,939)	1,523	3,190	205	(5,251)	(1,856)
Amount	$27,947	$718	$(16,010)	$12,655	$27,001	$1,745	$(44,570)	$(15,824)
Total
Shares	7,846	462	(6,128)	2,180	8,764	1,144	(19,683)	(9,775)
Amount	$64,952	$3,822	$(50,535)	$18,239	$75,030	$9,734	$(166,843)	$(82,079)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	1	$7
For the Year Ended October 31, 2013	3	$22

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received

21

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

The Hartford Municipal Opportunities Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$8.24	$0.13	$0.12	$0.25	$(0.13)	$–	$(0.13)	$8.36	3.09	%(D)	$166,212	0.90	%(E)	0.85	%(E)	3.20	%(E)
B	8.23	0.10	0.13	0.23	(0.10)	–	(0.10)	8.36	2.83	(D)	3,610	1.72	(E)	1.60	(E)	2.45	(E)
C	8.24	0.10	0.13	0.23	(0.10)	–	(0.10)	8.37	2.82	(D)	84,292	1.67	(E)	1.60	(E)	2.45	(E)
I	8.25	0.14	0.13	0.27	(0.14)	–	(0.14)	8.38	3.33	(D)	72,675	0.66	(E)	0.60	(E)	3.44	(E)

For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$–	$(0.29)	$8.24	(1.58)%		$153,818	0.91%		0.91	%(F)	3.35%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	–	(0.22)	8.23	(2.44)		4,161	1.72		1.66	(F)	2.60
C	8.67	0.22	(0.43)	(0.21)	(0.22)	–	(0.22)	8.24	(2.44)		86,844	1.66		1.66	(F)	2.60
I	8.68	0.31	(0.43)	(0.12)	(0.31)	–	(0.31)	8.25	(1.45)		58,996	0.66		0.66	(F)	3.60

For the Year Ended October 31, 2012 (G)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$–	$(0.34)	$8.66	12.58%		$202,931	0.91%		0.91	%(F)	4.05%
B	8.01	0.28	0.65	0.93	(0.28)	–	(0.28)	8.66	11.75		5,597	1.72		1.66	(F)	3.32
C	8.02	0.28	0.65	0.93	(0.28)	–	(0.28)	8.67	11.73		117,699	1.67		1.66	(F)	3.31
I	8.03	0.36	0.65	1.01	(0.36)	–	(0.36)	8.68	12.83		78,183	0.67		0.66	(F)	4.31

For the Year Ended October 31, 2011 (G)
A	$8.47	$0.44	$(0.46)	$(0.02)	$(0.44)	$–	$(0.44)	$8.01	0.03%		$177,569	0.94%		0.93	%(F)	5.58%
B	8.47	0.38	(0.46)	(0.08)	(0.38)	–	(0.38)	8.01	(0.72)		5,739	1.75		1.68	(F)	4.84
C	8.48	0.38	(0.46)	(0.08)	(0.38)	–	(0.38)	8.02	(0.72)		103,439	1.70		1.68	(F)	4.83
I	8.49	0.46	(0.46)	–	(0.46)	–	(0.46)	8.03	0.28		69,575	0.70		0.68	(F)	5.82

For the Year Ended October 31, 2010 (G)
A	$8.02	$0.45	$0.45	$0.90	$(0.45)	$–	$(0.45)	$8.47	11.56%		$238,332	0.92%		0.92	%(H)	5.49%
B	8.01	0.38	0.47	0.85	(0.39)	–	(0.39)	8.47	10.82		7,475	1.72		1.72	(H)	4.68
C	8.02	0.39	0.46	0.85	(0.39)	–	(0.39)	8.48	10.85		128,723	1.68		1.68	(H)	4.72
I	8.03	0.47	0.46	0.93	(0.47)	–	(0.47)	8.49	11.93		81,795	0.68		0.68	(H)	5.72

For the Year Ended October 31, 2009 (G)
A	$7.27	$0.42	$0.76	$1.18	$(0.43)	$–	$(0.43)	$8.02	16.93%		$222,328	0.92%		0.85%		5.81%
B	7.26	0.36	0.76	1.12	(0.37)	–	(0.37)	8.01	16.00		7,523	1.75		1.68		4.97
C	7.27	0.37	0.75	1.12	(0.37)	–	(0.37)	8.02	16.04		111,097	1.69		1.62		5.04
I	7.27	0.44	0.76	1.20	(0.44)	–	(0.44)	8.03	17.30		70,162	0.69		0.62		6.04

See Portfolio Turnover information on the next page.

23

The Hartford Municipal Opportunities Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Adjustments include waivers and reimbursements, if applicable.

(D)	Not annualized.

(E)	Annualized.

(F)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.

(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.

(H)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.70%, 1.66% and 0.66% for Class A, Class B, Class C and Class I, respectively.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	12%
For the Year Ended October 31, 2013	37
For the Year Ended October 31, 2012	51
For the Year Ended October 31, 2011	41
For the Year Ended October 31, 2010	15
For the Year Ended October 31, 2009	26

24

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

25

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

26

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Municipal Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,030.90	$4.27	$1,000.00	$1,020.59	$4.25	0.85%	181	365
Class B	$1,000.00	$1,028.30	$8.05	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class C	$1,000.00	$1,028.20	$8.05	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class I	$1,000.00	$1,033.30	$3.03	$1,000.00	$1,021.82	$3.01	0.60	181	365

28

The Hartford Municipal Opportunities Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Muni Bond Risk: Municipal securities are subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), call risk (the risk that an investment may be redeemed early), and risks related to changes in the tax-exempt status of the securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

AMT Risk: Income from the Fund may be subject to income tax, including the Alternative Minimum Tax.

29

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-MO14 4/14 113994-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD QUALITY BOND FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Quality Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Quality Bond Fund inception 11/30/2012
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

Performance Overview 11/30/12 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	Since Inception▲
Quality Bond A#	1.76%	-0.89%	0.32%
Quality Bond A##	-2.82%	-5.35%	-2.90%
Quality Bond C#	1.39%	-1.62%	-0.44%
Quality Bond C##	0.39%	-2.61%	-0.44%
Quality Bond I#	1.96%	-0.56%	0.56%
Quality Bond R3#	1.63%	-1.21%	-0.06%
Quality Bond R4#	1.73%	-0.96%	0.20%
Quality Bond R5#	1.94%	-0.60%	0.54%
Quality Bond Y#	1.96%	-0.56%	0.57%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	0.34%

†	Not Annualized
▲	Inception: 11/30/2012
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Quality Bond Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Quality Bond Class A	0.95%	1.28%
Quality Bond Class C	1.70%	2.03%
Quality Bond Class I	0.70%	1.03%
Quality Bond Class R3	1.25%	1.72%
Quality Bond Class R4	0.95%	1.42%
Quality Bond Class R5	0.65%	1.12%
Quality Bond Class Y	0.60%	1.02%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Quality Bond Fund returned 1.76%, before sales charge, for the six-month period ended April 30, 2014, performing in line with the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.74% for the same period. The Fund outperformed the 1.60% average return of the Lipper U.S. Mortgage Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

The Fund outperformed its benchmark during the six month-period. Sector allocation and duration and yield curve positioning were the main contributors to benchmark-relative performance during the period. The Fund’s allocation to non-agency Residential Mortgage-Backed Securities (RMBS) and agency Collateralized Mortgage Obligations (CMOs) positively impacted relative performance over the period. The Fund’s overweight to and security selection within Commercial Mortgage-Backed Securities (CMBS) was also additive. On the other hand, positive coupon positioning within 30-year GNMAs was offset by security selection within 30-year conventional mortgage backed securities, which detracted from relative performance. In addition, the Fund’s structural allocation to Mortgage Backed Securities (MBS) (in place of investment grade corporate bonds and treasuries) detracted from relative performance as investment grade corporates outperformed MBS during the period. The Fund’s yield curve positioning, specifically an underweight to the short-end and overweight to the long- end of the curve, added to benchmark-relative performance as the Treasury curve flattened.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We remain tactically cautious on the MBS sector. Although we believe a 2014 end to the Fed’s tapering policy would surprise no one, it remains to be seen whether other market participants will absorb supply at relatively tight interest rate spreads as the Fed backs away. Their purchases still constitute between 70 and 80 percent of gross issuance and we believe the spring should bring a seasonal uptick in supply. In addition, as the date of the first interest rate increase likely approaches, we expect volatility to increase, and

3

The Hartford Quality Bond Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

the yield curve to flatten, neither of which would be good for the MBS sector. Despite this, we assign a low probability to a major spread widening event due to the favorable long term supply-demand dynamics between the MBS and Treasury markets.

For non-agency RMBS, we expect home price appreciation and credit performance to normalize in 2014, improving at a slower pace than 2013, but still in the mid-single digit range. We feel this is still a positive for the market, and consequently, we maintain our constructive outlook on the non-agency RMBS sector.

We remain constructive on CMBS supported by a stronger economy, a better lending environment for commercial real estate (CRE), and a relatively benign loan maturity schedule for 2014. Overall, we believe the outlook for CRE fundamentals is strong, with decent demand and limited new supply. We expect to see a healthy amount of new issuance in 2014, and expect underwriting standards will continue to deteriorate. They have not yet, and we do not expect them to revisit pre-crisis levels, but we are watching new underwriting carefully. In contrast to 2005 - 2007, when loan leverage increased with no commensurate increase in subordination, rating agencies have responded by increasing credit enhancement requirements on recent deals. We are also monitoring a number of risks, including the impact of rising rates on CRE valuations, as well as new regulatory rules (yet to be finalized), and uncertainty over the Fed’s tapering path. Despite these, however, our portfolios are positioned with a modest overweight supported by attractive spreads and improving fundamentals.

Looking ahead across ABS sectors, we expect improvements in the economy to be partially offset by increased lending and modestly weaker underwriting standards. This will likely cause credit performance in 2014 to fall short of post-crisis bests but still exceed long-term averages. Given this supportive backdrop, we remain constructive on the sector.

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Aaa / AAA	71.4
Aa / AA	17.4
A	2.8
Baa / BBB	2.8
B	0.7
Caa / CCC or Lower	6.1
Not Rated	2.4
Non-Debt Securities and Other Short-Term Instruments	53.3
Other Assets and Liabilities	(56.9)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type

as of April 30, 2014

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.5
Municipal Bonds	0.4
U.S. Government Agencies	71.9
U.S. Government Securities	2.8
Total	103.6
Short-Term Investments	53.3
Other Assets and Liabilities	(56.9)
Total	100.0%

4

The Hartford Quality Bond Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 28.5%
Finance and Insurance - 27.7%
	Captive Auto Finance - 5.1%
	Ally Automotive Receivables Trust
$60	3.38%, 09/15/2017 ■	$61
	Ally Master Owner Trust
250	1.72%, 07/15/2019	252
	American Credit Acceptance Receivables
105	1.64%, 11/15/2016 ■	105
	AmeriCredit Automobile Receivables Trust
45	2.76%, 05/09/2016 ‡	45
250	3.38%, 04/09/2018 ‡	260
250	4.98%, 01/08/2018 ‡	258
	CarMax Automotive Owner Trust
65	3.96%, 06/15/2016	65
	Santander Drive Automotive Receivables Trust
29	2.50%, 12/15/2015 ‡	29
102	2.90%, 05/16/2016 ‡	102
100	3.82%, 08/15/2017 ‡	103
		1,280
	Captive Retail Finance - 0.4%
	Springleaf Funding Trust
110	2.41%, 12/15/2022 ■	110

	Real Estate Credit (Mortgage Banking) - 21.2%
	Bear Stearns Commercial Mortgage Securities, Inc.
197	4.67%, 06/11/2041 ‡	203
	Cent CLO L.P.
300	1.72%, 01/25/2026 ■‡Δ	299
	CFC LLC
39	1.65%, 07/17/2017 ■‡	39
	Commercial Mortgage Pass-Through Certificates
229	5.12%, 06/10/2044 ‡	238
	Connecticut Avenue Securities Series
100	5.40%, 10/25/2023 Δ	116
	First Horizon Mortgage Pass-Through Trust
263	2.53%, 08/25/2037 Δ	219
	First Investors Automotive Owner Trust
150	2.47%, 05/15/2018 ■	153
	FREMF Mortgage Trust
153	3.49%, 11/25/2046 ■‡Δ	154
200	4.53%, 10/25/2030 ■‡Δ	214
	Greenwich Capital Commercial Funding Corp.
241	5.44%, 03/10/2039 ‡Δ	264
	GS Mortgage Securities Trust
230	3.38%, 05/10/2045 ‡	234
	GSR Mortgage Loan Trust
215	2.53%, 04/25/2036 Δ	184
	IndyMac Index Mortgage Loan Trust
108	2.92%, 06/25/2036 ‡Δ	82
80	5.15%, 08/25/2036 ‡Δ	78
	LB-UBS Commercial Mortgage Trust
90	5.37%, 09/15/2039 ‡Δ	98
	Morgan Stanley Dean Witter Capital I
97	1.69%, 03/25/2033 ‡Δ	92
	Morgan Stanley Re-Remic Trust
394	6.00%, 08/15/2045 ■‡Δ	436
	MortgageIT Trust
243	0.47%, 02/25/2035 ‡Δ	235
	Residential Accredit Loans, Inc.
266	3.56%, 09/25/2035 ‡Δ	222
	Residential Funding Mortgage Securities
201	2.94%, 09/25/2035 ‡Δ	188
268	3.21%, 02/25/2036 ‡Δ	240
195	5.75%, 01/25/2036 ‡	161
	Sequoia Mortgage Trust
119	0.38%, 02/20/2035 ‡Δ	113
	Springleaf Mortgage Loan Trust
200	2.31%, 06/25/2058 ■	195
155	3.52%, 12/25/2065 ■	157
	Structured Agency Credit Risk Debt Notes
250	4.65%, 02/25/2024 Δ	276
	Washington Mutual Mortgage Pass-Through
46	0.31%, 02/25/2037 ‡Δ	31
228	5.50%, 03/25/2035	214
	Wells Fargo Mortgage Backed Securities Trust
235	2.62%, 10/25/2036 ‡Δ	219
		5,354
	Whole Loan Residential - 1.0%
	Dryden Senior Loan Fund
250	1.71%, 07/15/2026 ■☼Δ	250

		6,994
Transportation Equipment Manufacturing - 0.8%
	Other Transportation Equipment Manufacturing - 0.8%
	TAL Advantage LLC
199	2.83%, 02/22/2038 ■	195

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $7,061)	$7,189

Municipal Bonds - 0.4%
	Utilities - Combined - 0.4%
	Utility Debt Securitization Auth, New York
$110	3.44%, 12/15/2025 ‡	$113

	Total Municipal Bonds
	(Cost $110)	$113

U.S. Government Agencies - 71.9%
	FHLMC - 24.5%
$3,700	1.62%, 08/25/2040 ►	$274
695	1.66%, 07/25/2041 ►	81
2,250	1.75%, 11/25/2040 ►	264
1,000	3.00%, 05/15/2044 ☼	973
910	3.50%, 05/15/2029 - 05/15/2044 ☼	931
2,270	4.00%, 05/15/2044 ☼	2,375
800	4.50%, 05/15/2044 ☼	859
400	5.00%, 05/15/2044 ☼	438
		6,195
	FNMA - 27.7%
261	2.48%, 08/01/2022 ‡	255
500	2.50%, 06/15/2029 ☼	502
488	2.71%, 12/01/2027 ‡	443
368	2.95%, 01/01/2028 ‡	342
2,565	3.00%, 06/15/2029 - 05/15/2044 ☼	2,532
1,400	3.50%, 05/15/2029 - 05/15/2044 ☼	1,425
250	3.54%, 02/01/2024 ‡	259

The accompanying notes are an integral part of these financial statements.

5

The Hartford Quality Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. Government Agencies - 71.9% - (continued)
	FNMA - 27.7% - (continued)
$653	4.00%, 05/15/2029 - 03/01/2041 ‡☼	$688
208	4.50%, 08/01/2041 ‡	225
300	5.50%, 05/15/2044 - 06/15/2044 ☼	331
		7,002
	GNMA - 19.7%
100	3.50%, 05/15/2044 ☼	103
2,100	4.00%, 05/15/2044 ☼	2,222
1,334	4.50%, 09/20/2041 - 05/15/2044 ‡☼	1,446
100	5.50%, 05/15/2044 ☼	111
969	6.00%, 07/15/2037 - 09/15/2040 ‡	1,085
		4,967
	Total U.S. Government Agencies
	(Cost $18,180)	$18,164

U.S. Government Securities - 2.8%
U.S. Treasury Securities - 2.8%
	U.S. Treasury Notes - 2.8%
$700	0.63%, 01/15/2024 ◄‡	$715

	Total U.S. Government Securities
	(Cost $710)	$715

	Total Long-Term Investments
	(Cost $26,061)	$26,181

Short-Term Investments - 53.3%
Repurchase Agreements - 53.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $586, collateralized by GNMA 4.00%, 2044, value of $598)
$586	0.05%, 4/30/2014	$586
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$2,911, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$2,969)
2,911	0.04%, 4/30/2014‡	2,911
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,030, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $1,050)
1,030	0.04%, 4/30/2014	1,030
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $2,550, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $2,601)
2,550	0.04%, 4/30/2014	2,550
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,550, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $1,581)
1,550	0.05%, 4/30/2014	1,550
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,275, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $1,300)
1,275	0.04%, 4/30/2014	1,275
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$3,542, collateralized by FHLMC 3.50% - 4.00%,
2026 - 2042, FNMA 3.00% - 5.00%, 2025 -
2043, U.S. Treasury Note 3.13%, 2017, value of
	$3,613)
3,542	0.05%, 4/30/2014‡	3,542
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $18, collateralized by U.S. Treasury Note 2.13%, 2015, value of $18)
18	0.04%, 4/30/2014	18
		13,462
	Total Short-Term Investments
	(Cost $13,462)	$13,462

Total Investments
(Cost $39,523) ▲	156.9%	$39,643
Other Assets and Liabilities	(56.9)%	(14,380)
Total Net Assets	100.0%	$25,263

The accompanying notes are an integral part of these financial statements.

6

The Hartford Quality Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $39,525 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$271
Unrealized Depreciation	(153)
Net Unrealized Appreciation	$118

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $14,045 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

►	Securities disclosed are interest-only strips.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $2,368, which represents 9.4% of total net assets.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Futures contracts	$32	$–
Total	$32	$–

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 10-Year Note Future	8	06/19/2014	$996	$996	$–	$–	$–	$–
U.S. Treasury 2-Year Note Future	1	06/30/2014	220	220	–	–	–	–
U.S. Treasury 30-Year Bond Future	2	06/19/2014	267	270	3	–	1	–
U.S. Treasury 5-Year Note Future	3	06/30/2014	359	358	–	(1)	1	–
U.S. Treasury CME Ultra Long Term Bond Future	8	06/19/2014	1,150	1,178	28	–	7	–
Total					$31	$(1)	$9	$–

* The number of contracts does not omit 000's.

Securities Sold Short Outstanding at April 30, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA, 2.50%	$300	06/15/2029	$301	$(1)
FNMA, 3.50%	500	05/15/2029	527	(2)
FNMA, 4.00%	800	05/15/2044	838	(3)
GNMA, 3.50%	500	05/15/2044	514	(1)
GNMA, 4.00%	100	05/15/2044	106	–
GNMA, 5.00%	100	05/15/2044	109	(1)
Total			$2,395	$(8)

At April 30, 2014, the aggregate market value of these securities represents 9.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Quality Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

The Hartford Quality Bond Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$7,189	$–	$6,205	$984
Municipal Bonds	113	–	113	–
U.S. Government Agencies	18,164	–	18,164	–
U.S. Government Securities	715	715	–	–
Short-Term Investments	13,462	–	13,462	–
Total	$39,643	$715	$37,944	$984
Futures *	$31	$31	$–	$–
Total	$31	$31	$–	$–
Liabilities:
Securities Sold Short	$2,395	$–	$2,395	$–
Total	$2,395	$–	$2,395	$–
Futures *	$1	$1	$–	$–
Total	$1	$1	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$621	$1	$15	*	$1	$360	$(14)	$—	$—	$984
Total	$621	$1	$15		$1	$360	$(14)	$—	$—	$984

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $15.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Quality Bond Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $26,061)	$26,181
Investments in repurchase agreements, at market value (cost $13,462)	13,462
Cash	32 *
Receivables:
Investment securities sold	9,674
Fund shares sold	58
Dividends and interest	40
Variation margin on financial derivative instruments	9
Other assets	61
Total assets	49,517
Liabilities:
Securities sold short, at market value (proceeds $2,387)	2,395
Payables:
Investment securities purchased	21,843
Fund shares redeemed	5
Investment management fees	2
Administrative fees	—
Distribution fees	1
Variation margin on financial derivative instruments	—
Accrued expenses	8
Total liabilities	24,254
Net assets	$25,263
Summary of Net Assets:
Capital stock and paid-in-capital	$25,362
Distributions in excess of net investment income	(3)
Accumulated net realized loss	(238)
Unrealized appreciation of investments	142
Net assets	$25,263

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.96/$10.43
Shares outstanding	636
Net assets	$6,336
Class C: Net asset value per share	$9.92
Shares outstanding	177
Net assets	$1,757
Class I: Net asset value per share	$9.97
Shares outstanding	209
Net assets	$2,079
Class R3: Net asset value per share	$9.94
Shares outstanding	201
Net assets	$1,998
Class R4: Net asset value per share	$9.95
Shares outstanding	202
Net assets	$2,005
Class R5: Net asset value per share	$9.97
Shares outstanding	202
Net assets	$2,015
Class Y: Net asset value per share	$9.97
Shares outstanding	910
Net assets	$9,073

* Cash of $32 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Quality Bond Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$168
Total investment income	168

Expenses:
Investment management fees	63
Administrative services fees
Class R3	2
Class R4	2
Class R5	1
Transfer agent fees
Class A	1
Class C	—
Class I	—
Class Y	—
Distribution fees
Class A	8
Class C	10
Class R3	5
Class R4	2
Custodian fees	1
Accounting services fees	2
Registration and filing fees	58
Board of Directors' fees	1
Audit fees	5
Other expenses	6
Total expenses (before waivers)	167
Expense waivers	(65)
Total waivers	(65)
Total expenses, net	102
Net Investment Income	66
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	218
Net realized loss on securities sold short	(6)
Net realized gain on futures contracts	54
Net Realized Gain on Investments and Other Financial Instruments	266
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	125
Net unrealized depreciation of securities sold short	(6)
Net unrealized appreciation of futures contracts	1
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	120
Net Gain on Investments and Other Financial Instruments	386
Net Increase in Net Assets Resulting from Operations	$452

The accompanying notes are an integral part of these financial statements.

11

The Hartford Quality Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Period November 30, 2012* through October 31, 2013
Operations:
Net investment income	$66	$125
Net realized gain (loss) on investments and other financial instruments	266	(484)
Net unrealized appreciation of investments and other financial instruments	120	22
Net Increase (Decrease) in Net Assets Resulting from Operations	452	(337)
Distributions to Shareholders:
From net investment income
Class A	(22)	(34)
Class C	(1)	(2)
Class I	(9)	(13)
Class R3	(4)	(6)
Class R4	(6)	(10)
Class R5	(8)	(13)
Class Y	(38)	(60)
Total distributions	(88)	(138)
Capital Share Transactions:
Class A	(604)	6,970
Class C	(506)	2,288
Class I	12	2,071
Class R3	4	2,006
Class R4	6	2,009
Class R5	8	2,013
Class Y	38	9,059
Net increase (decrease) from capital share transactions	(1,042)	26,416
Net Increase (Decrease) in Net Assets	(678)	25,941
Net Assets:
Beginning of period	25,941	—
End of period	$25,263	$25,941
Undistributed (distribution in excess of) net investment income	$(3)	$19

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Quality Bond Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Quality Bond Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

13

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation

14

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at April 30, 2014
Assets:
Asset and Commercial Mortgage Backed Securities:
Cost	Recent trade price	$100.00	250
	Date	4/9/2014
Discounted cash flow	Internal rate of return	3.4% - 6.0% (4.8%)	624
	Life expectancy (in months)	68 - 175 (90)
Indicative market quotations	Broker Quote †	$99.84	110
Total			$984

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
†	The broker quote represents the best available estimate of fair value per share as of April 30, 2014.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating

15

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such

16

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open dollar roll transactions as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

17

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$9	$—	$—	$—	$—	$—	$9
Total	$9	$—	$—	$—	$—	$—	$9

Liabilities:
Variation margin payable *	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $30 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures contracts	$54	$—	$—	$—	$—	$—	$54
Total	$54	$—	$—	$—	$—	$—	$54

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$1	$—	$—	$—	$—	$—	$1
Total	$1	$—	$—	$—	$—	$—	$1

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance

18

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - Variation margin receivable	$9	$—	$—	$—	$9
Total subject to a master netting or similar arrangement	$9	$—	$—	$—	$9

*	Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged		Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$—	$—	$—	$(32	)†	$—
Total subject to a master netting or similar arrangement	$—	$—	$—	$(32)		$—

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
† Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular

19

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

For the Year Ended October 31, 2013 *
Ordinary Income	$138

* Commenced operations on November 30, 2012.

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$19
Accumulated Capital Losses	(474)
Unrealized Depreciation*	(8)
Total Accumulated Deficit	$(463)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

20

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$32
Accumulated Net Realized Gain (Loss)	(20)
Capital Stock and Paid-in-Capital	(12)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$406
Long-Term Capital Loss Carryforward	68
Total	$474

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

21

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $500 million	0.450%
On next $1.5 billion	0.445%
On next $2.5 billion	0.440%
On next $5 billion	0.430%
Over $10 billion	0.420%

The investment manager contractually agreed to waive investment management fees of 0.05% of average daily net assets until February 28, 2014.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

From November 1, 2013 through February 28, 2014, the investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	0.65%	1.20%	0.90%	0.60%	0.55%

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $6 and contingent deferred sales charges of zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder

22

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	71%
Class C	84
Class I	97
Class R3	100
Class R4	100
Class R5	100
Class Y	100

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$123,869	$707	$124,576
Sales Proceeds	123,838	285	124,123

23

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the period November 30, 2012 (commencement of operations) through October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Period Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	149	2	(213)	(62)	722	4	(28)	698
Amount	$1,481	$22	$(2,107)	$(604)	$7,205	$34	$(269)	$6,970
Class C
Shares	3	—	(55)	(52)	236	—	(7)	229
Amount	$35	$1	$(542)	$(506)	$2,355	$2	$(69)	$2,288
Class I
Shares	3	1	(2)	2	206	1	—	207
Amount	$24	$9	$(21)	$12	$2,058	$13	$—	$2,071
Class R3
Shares	—	—	—	—	200	1	—	201
Amount	$—	$4	$—	$4	$2,000	$6	$—	$2,006
Class R4
Shares	—	1	—	1	200	1	—	201
Amount	$—	$6	$—	$6	$2,000	$9	$—	$2,009
Class R5
Shares	—	1	—	1	200	1	—	201
Amount	$—	$8	$—	$8	$2,000	$13	$—	$2,013
Class Y
Shares	—	4	—	4	900	6	—	906
Amount	$—	$38	$—	$38	$8,999	$60	$—	$9,059
Total
Shares	155	9	(270)	(106)	2,664	14	(35)	2,643
Amount	$1,540	$88	$(2,670)	$(1,042)	$26,617	$137	$(338)	$26,416

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO

24

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

The Hartford Quality Bond Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$9.82	$0.02	$0.15	$0.17	$(0.03)	$–	$(0.03)	$9.96	1.76	%(D)	$6,336	1.36	%(E)	0.85	%(E)	0.46	%(E)
C	9.79	(0.01)	0.15	0.14	(0.01)	–	(0.01)	9.92	1.39	(D)	1,757	2.10	(E)	1.59	(E)	(0.29	)(E)
I	9.82	0.04	0.15	0.19	(0.04)	–	(0.04)	9.97	1.96	(D)	2,079	1.08	(E)	0.57	(E)	0.74	(E)
R3	9.80	0.01	0.15	0.16	(0.02)	–	(0.02)	9.94	1.63	(D)	1,998	1.77	(E)	1.22	(E)	0.11	(E)
R4	9.81	0.02	0.15	0.17	(0.03)	–	(0.03)	9.95	1.73	(D)	2,005	1.47	(E)	0.92	(E)	0.41	(E)
R5	9.82	0.03	0.16	0.19	(0.04)	–	(0.04)	9.97	1.94	(D)	2,015	1.17	(E)	0.62	(E)	0.71	(E)
Y	9.82	0.04	0.15	0.19	(0.04)	–	(0.04)	9.97	1.96	(D)	9,073	1.08	(E)	0.57	(E)	0.76	(E)

From November 30, 2012 (commencement of operations), through October 31, 2013
A(F)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$–	$(0.05)	$9.82	(1.29	)%(D)	$6,849	1.28	%(E)	0.81	%(E)	0.52	%(E)
C(F)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	–	(0.01)	9.79	(1.99	)(D)	2,239	2.03	(E)	1.56	(E)	(0.23	)(E)
I(F)	10.00	0.07	(0.18)	(0.11)	(0.07)	–	(0.07)	9.82	(1.14	)(D)	2,036	1.03	(E)	0.55	(E)	0.76	(E)
R3(F)	10.00	0.01	(0.18)	(0.17)	(0.03)	–	(0.03)	9.80	(1.69	)(D)	1,966	1.72	(E)	1.20	(E)	0.12	(E)
R4(F)	10.00	0.04	(0.18)	(0.14)	(0.05)	–	(0.05)	9.81	(1.43	)(D)	1,972	1.42	(E)	0.90	(E)	0.41	(E)
R5(F)	10.00	0.07	(0.19)	(0.12)	(0.06)	–	(0.06)	9.82	(1.16	)(D)	1,977	1.12	(E)	0.60	(E)	0.71	(E)
Y(F)	10.00	0.07	(0.18)	(0.11)	(0.07)	–	(0.07)	9.82	(1.13	)(D)	8,902	1.02	(E)	0.55	(E)	0.76	(E)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on November 30, 2012.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	15%
From November 30, 2012 (commencement of operations), through October 31, 2013	83

26

The Hartford Quality Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

27

The Hartford Quality Bond Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

28

The Hartford Quality Bond Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Quality Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,017.60	$4.25	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class C	$1,000.00	$1,013.90	$7.94	$1,000.00	$1,016.91	$7.95	1.59	181	365
Class I	$1,000.00	$1,019.60	$2.85	$1,000.00	$1,021.97	$2.86	0.57	181	365
Class R3	$1,000.00	$1,016.30	$6.08	$1,000.00	$1,018.76	$6.09	1.22	181	365
Class R4	$1,000.00	$1,017.30	$4.59	$1,000.00	$1,020.25	$4.59	0.92	181	365
Class R5	$1,000.00	$1,019.40	$3.09	$1,000.00	$1,021.73	$3.09	0.62	181	365
Class Y	$1,000.00	$1,019.60	$2.84	$1,000.00	$1,021.98	$2.84	0.57	181	365

30

The Hartford Quality Bond Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool. The Fund may purchase mortgage-backed securities in the “to be announced” (TBA) market. This subjects the Fund to counterparty risk and the risk that the security the Fund buys will lose value prior to its delivery.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Reverse Repurchase Agreements and Dollar Rolls Risk: Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the repurchase price. These investments may also subject the Fund to the risk that the counterparty will not fulfill its obligations.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

31

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-QB14 4/14 113996-2 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD REAL TOTAL RETURN FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Real Total Return Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Real Total Return Fund inception 11/29/2013

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term real total return.

Performance Overview 11/29/13 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/14)

Since Inception▲
Real Total Return A#	4.80%
Real Total Return A##	-0.96%
Real Total Return C#	4.50%
Real Total Return C##	3.50%
Real Total Return I#	5.00%
Real Total Return R3#	4.70%
Real Total Return R4#	4.80%
Real Total Return R5#	4.90%
Real Total Return Y#	4.90%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%

▲	Inception: 11/29/2013
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Real Total Return Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Real Total Return Class A	1.70%	1.70%
Real Total Return Class C	2.45%	2.45%
Real Total Return Class I	1.45%	1.45%
Real Total Return Class R3	2.00%	2.00%
Real Total Return Class R4	1.70%	1.70%
Real Total Return Class R5	1.40%	1.40%
Real Total Return Class Y	1.30%	1.30%

* As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of Hartford Real Total Return Fund returned 4.80%, before sales charge, from commencement of operations (November 29, 2013) to April 30, 2014, outperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index, which returned 0.03% for the same period.  The Fund outperformed the 1.17% average return of the Lipper Absolute Return Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year, ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market (EM) countries could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. EM equities trailed their developed market counterparts for the period.

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the ECB cut rates and provided guidance that indicated interest rates would remain low, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears. EMs dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EMs (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in early 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most spread sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

The portfolio’s allocation to market exposures was additive during the period. Primary contributors included EM inflation-linked bonds and TIPS, specifically in the U.S., Mexico, and Australia, as well as currency positions which are implemented through currency forwards. Among currencies, the portfolio primarily benefitted from exposure to the Indian rupee. A short position in the Canadian dollar was also additive. The Canadian dollar declined during the quarter driven by very low levels of domestic inflation and expectations that rates would remain low from the Canadian central bank while the Indian Rupee benefited from very cheap valuations and incremental improvements in India’s external trade balance. In aggregate, tactical positions detracted from returns. Tactical positions in European and Taiwanese equities, implemented via

3

Hartford Real Total Return Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

futures, contributed positively to total returns in the portfolio while other short term momentum-oriented allocations across asset classes implemented via futures modestly offset these results.

The active manager allocations also contributed to returns during the period. Overall, equity and multi-asset strategies contributed while fixed income and currency strategies detracted. The fixed income and currency strategies are implemented using futures and currency forwards.

As described above, derivatives are integral to the management of the portfolio and had an impact on performance within both the market exposures and active manager allocations.

What is the outlook?

During the period, we saw a rise in the portfolio’s projected volatility, ending the period at approximately 10%, the high end of its range. Throughout the period, valuations started to improve in some of the inflation sensitive assets that had previously appeared expensive. We continue to hold exposure to TIPS break-evens, which can be regarded as a proxy for the market’s inflation expectations. Although inflation expectations were up during the quarter, we continue to believe that expectations are too low with our models predicting inflation around 2.5% for the upcoming year, well above current breakeven rates priced into the market.

We continue to believe that there are attractive opportunities in risk assets and maintain pro-cyclical positioning. The Fund's projected beta to equities of 0.5 at the end of the period is consistent with our outlook and, similar to projected volatility, remains at the upper end of our spectrum. We continue to monitor the trend structure and valuation among risk assets and continue to assess other opportunities across our opportunity set.

Diversification by Country

as of April 30, 2014

Percentage of
Country	Net Assets
Argentina	0.1%
Australia	0.1
Belgium	0.2
Brazil	1.0
Canada	1.9
China	0.5
France	0.2
Germany	0.2
Greece	4.4
Hong Kong	0.5
Ireland	0.0
Italy	0.0
Jamaica	1.0
Japan	18.9
Luxembourg	0.9
Mexico	7.7
South Korea	0.7
Taiwan	0.3
Thailand	0.3
Turkey	0.1
United Kingdom	0.3
United States	48.5
Short-Term Investments	11.1
Purchased Options	0.3
Other Assets and Liabilities	0.8
Total	100.0%

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Aa / AA	18.4%
A	7.7
Baa / BBB	1.9
Ba / BB	0.8
B	3.2
Caa / CCC or Lower	1.0
Not Rated	0.8
Non-Debt Securities and Other Short-Term Instruments	65.4
Other Assets and Liabilities	0.8
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

4

Hartford Real Total Return Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Diversification by Security Type

as of April 30, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	49.2%
Exchange Traded Funds	4.2
Warrants	0.6
Total	54.0%
Fixed Income Securities
Corporate Bonds	6.8%
Foreign Government Obligations	8.6
U.S. Government Securities	18.4
Total	33.8%
Short-Term Investments	11.1%
Purchased Options	0.3
Other Assets and Liabilities	0.8
Total	100.0%

5

Hartford Real Total Return Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 49.2%
	Automobiles and Components - 2.3%
1	Aisin Seiki Co., Ltd.	$32
1	Daihatsu Motor Co., Ltd.	21
8	Dana Holding Corp.	170
1	Drew Industries, Inc.	61
5	Fiat S.p.A.	66
2	Fuji Heavy Industries Ltd.	40
3	General Motors Co.	113
3	Goodyear (The) Tire & Rubber Co.	81
17	Hi-Lex Corp.	414
9	Isuzu Motors Ltd.	53
28	Nissin Kogyo Co., Ltd.	524
13	Suzuki Motor Corp.	340
27	Tachi-S Co., Ltd.	419
13	Toyota Industries Corp.	621
		2,955
	Banks - 3.5%
854	Alpha Bank A.E. ●	827
675	Eurobank Ergasias S.A. ●☼	384
4	M&T Bank Corp.	472
116	Mitsubishi UFJ Financial Group, Inc.	616
2	Ocwen Financial Corp. ●	60
2	PacWest Bancorp	82
321	Piraeus Bank S.A. ●	757
89	San-In Godo Bank Ltd.	589
49	Shizuoka Bank Ltd.	472
2	Sumitomo Mitsui Financial Group, Inc.	67
1	SVB Financial Group ●	55
4	Umpqua Holdings Corp.	69
		4,450
	Capital Goods - 3.8%
17	Amada Co., Ltd.	119
85	Capstone Turbine Corp. ●	175
3	Doosan Corp.	401
1	Esterline Technologies Corp. ●	67
30	Fuji Machine Manufacturing Co.	266
6	HD Supply Holdings, Inc. ●	148
4	Hellenic Technodomiki Tev S.A.	21
4	Hyster-Yale Materials Handling, Inc.	428
1	Illinois Tool Works, Inc.	110
17	Inaba Denki Sangyo Co.	531
3	Itochu Corp.	39
24	Kinden Corp.	219
7	Obara Group, Inc.	268
6	Owens Corning, Inc.	248
4	Polypore International, Inc. ●	147
1	Powell Industries, Inc.	75
1	Rockwell Automation, Inc.	82
1	Rockwell Collins, Inc.	88
18	Taikisha Ltd.	399
4	Taser International, Inc. ●	67
5	Textron, Inc. Θ	210
9	Toshiba Machine Co., Ltd.	40
1	Watts Water Technologies, Inc.	59
114	Yamazen Corp.	737
		4,944

	Commercial and Professional Services - 1.1%
12	AEON Delight Co., Ltd.	275
9	Enernoc, Inc. ●	221
34	Heidrick & Struggles International, Inc.	635
3	Korn/Ferry International ●	90
2	Robert Half International, Inc.	91
4	TrueBlue, Inc. ●	104
		1,416
	Consumer Durables and Apparel - 3.4%
23	Alpine Electronics, Inc.	278
2	Garmin Ltd.	94
1	Harman International Industries, Inc.	80
2	Iconix Brand Group, Inc. ●	83
2	iRobot Corp. ●	66
7	Kate Spade & Co. ●	236
1	Michael Kors Holdings Ltd. ●	63
155	PanaHome Corp.	1,032
8	Pulte Group, Inc.	147
37	Roland Corp.	532
11	Sankyo Co., Ltd.	429
10	Sega Sammy Holdings, Inc.	205
50	Sekisui House Ltd.	602
1	Under Armour, Inc. Class A ●	66
23	Yondoshi Holdings, Inc.	401
		4,314
	Consumer Services - 0.9%
1	Apollo Education Group, Inc. ●	38
6	Boyd Gaming Corp. ●	66
1	Buffalo Wild Wings, Inc. ●Θ	78
1	Capella Education Co.	41
4	Career Education Corp. ●	31
1	DeVry Education Group, Inc.	50
1	Domino's Pizza, Inc.	64
13	H.I.S. Co., Ltd.	353
5	MGM Resorts International ●	137
3	Opap S.A.	43
2	Outerwall, Inc. ●	163
2	Papa John's International, Inc.	81
—	Zoe's Kitchen, Inc. ●	3
		1,148
	Diversified Financials - 2.0%
87	Aizawa Securities Co., Ltd.	480
—	BlackRock, Inc.	66
1	CBOE Holdings, Inc.	61
1	Discover Financial Services, Inc.	83
2	Encore Capital Group, Inc. ●	85
75	Hellenic Exchanges - Athens Stock Exchange S.A.	880
—	IntercontinentalExchange Group, Inc.	68
25	Kyokuto Securities Co., Ltd.	385
2	MSCI, Inc. ●	89
3	Nasdaq OMX Group, Inc.	110
2	Piper Jaffray Cos. ●	80
34	Uranium Participation Corp. ●	150
		2,537
	Energy - 8.9%
9	Cameco Corp.	197
2	Carrizo Oil & Gas, Inc. ●	88
17	Cobalt International Energy, Inc. ●	304
2	Comstock Resources, Inc.	51
1	Continental Resources, Inc. ●	71
—	Energen Corp.	38
1	EQT Corp.	100
782	Esso Thailand PCL	151
11	GS Holdings Corp.	492
1	Gulfport Energy Corp. ●	78

The accompanying notes are an integral part of these financial statements.

6

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 49.2% - (continued)
	Energy - 8.9% - (continued)
—	Helmerich & Payne, Inc.	$39
1	HollyFrontier Corp.	77
56	Japan Petroleum Exploration Co., Ltd.	2,082
51	JX Holdings, Inc.	266
21	K&O Energy Group, Inc. ●	295
23	Karoon Gas Australia Ltd. ●†	53
33	McDermott International, Inc. ●	238
58	Motor Oil Hellas Corinth Refineries S.A.	736
1	Newfield Exploration Co. ●	29
5	Phillips 66	446
4	Pioneer Natural Resources Co.	787
10	Spectra Energy Corp.	410
1	Stone Energy Corp. ●	47
57	Superior Energy Services, Inc.	1,887
30	Tonengeneral Sekiyu KK	279
118	Trican Well Service Ltd.	1,693
26	Tsakos Energy Navigation Ltd.	186
4	Tupras-Turkiye Petrol Rafinerileri A.S.	91
2	Valero Energy Corp.	102
4	YPF Sociedad Anonima ADR	112
		11,425
	Food and Staples Retailing - 0.5%
1	Andersons (The), Inc.	68
2	CVS Caremark Corp.	129
12	Kato Sangyo Co., Ltd.	241
—	Tsuruha Holdings, Inc.	48
3	Walgreen Co.	171
		657
	Food, Beverage and Tobacco - 1.3%
15	Altria Group, Inc.	595
2	Anheuser-Busch InBev N.V. ☼	268
2	Archer-Daniels-Midland Co.	68
2	Asahi Group Holdings Ltd.	49
—	Boston Beer Co., Inc. Class A ●	67
2	Diamond Foods, Inc. ●	72
2	Japan Tobacco, Inc.	64
1	Keurig Green Mountain, Inc. Θ	123
2	Kirin Brewery Co., Ltd.	33
2	Molson Coors Brewing Co.	95
3	Mondelez International, Inc.	122
1	Monster Beverage Corp. ●	84
1	Reynolds American, Inc.	80
		1,720
	Health Care Equipment and Services - 0.7%
1	Bard (C.R.), Inc.	74
1	Becton, Dickinson & Co.	137
9	Boston Scientific Corp. ●	119
99	CareView Communications, Inc. ●†	74
2	LifePoint Hospitals, Inc. ●	91
2	Medtronic, Inc.	110
1	Paramount Bed Holdings Co., Ltd.	22
2	UnitedHealth Group, Inc.	160
1	Wellpoint, Inc.	80
		867
	Insurance - 0.3%
1	American International Group, Inc.	78
1	Aon plc	111
1	Chubb Corp.	137
2	Tokio Marine Holdings, Inc.	65
		391
	Materials - 2.7%
643	AMVIG Holdings Ltd.	234
—	CF Industries Holdings, Inc.	96
25	Continental Gold Ltd. ●	88
30	Fortescue Metals Group Ltd.	140
5	Louisiana-Pacific Corp. ●	84
17	Maruichi Steel Tube Ltd.	444
2	Methanex Corp. ADR	118
112	Mitsui Chemicals, Inc.	273
28	Neturen Co., Ltd.	191
10	Norbord, Inc.	243
—	OCI Co., Ltd.	57
37	Tenma Corp.	489
21	Tokyo Ohka Kogyo Co., Ltd.	491
2	Wacker Chemie AG	203
13	Yamato Kogyo Co.	378
		3,529
	Media - 0.8%
2	DirecTV ●	174
—	DISH Network Corp. ●	17
4	Live Nation Entertainment, Inc. ●	74
9	Pandora Media, Inc. ●	213
—	Time Warner Cable, Inc.	66
21	TV Asahi Holdings Corp.	370
1	Walt Disney Co.	117
		1,031
	Pharmaceuticals, Biotechnology and Life Sciences - 2.8%
2	Actavis plc ●	332
4	Akorn, Inc. ●	89
1	Allergan, Inc.	128
1	Amgen, Inc.	76
33	Arena Pharmaceuticals, Inc. ●	211
1	AstraZeneca plc ADR	83
—	Biogen Idec, Inc. ●Θ	91
8	Bristol-Myers Squibb Co.	393
1	Cubist Pharmaceuticals, Inc. ●Θ	95
2	Eli Lilly & Co.	132
1	Endo International plc ●	63
4	Medivation, Inc. ●	221
4	Merck & Co., Inc.	224
2	Ono Pharmaceutical Co., Ltd.	164
12	Pfizer, Inc.	360
11	Portola Pharmaceuticals, Inc. ●	250
1	Salix Pharmaceuticals Ltd. ●Θ	137
97	TherapeuticsMD, Inc. ●	405
2	Vertex Pharmaceuticals, Inc. ●	159
		3,613
	Real Estate - 1.1%
—	Daito Trust Construction Co., Ltd.	43
106	EuroBank Properties REIT	1,231
—	GLP J-REIT	49
1	Zillow, Inc. ●	136
		1,459
	Retailing - 2.1%
1	Advance Automotive Parts, Inc.	102
—	Amazon.com, Inc. ●Θ	130
18	Doshisha Co., Ltd.	270
1	Expedia, Inc.	74
4	Francescas Holding Corp. ●	70
4	GameStop Corp. Class A	165
1	GNC Holdings, Inc.	65

The accompanying notes are an integral part of these financial statements.

7

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Common Stocks - 49.2% - (continued)
	Retailing - 2.1% - (continued)
99	Groupon, Inc. ●	$695
5	Joyful Honda Co., Ltd. ●	192
4	Marinemax, Inc. ●	61
—	Netflix, Inc. ●Θ	63
47	Office Depot, Inc. ●	191
28	Pal Co., Ltd.	540
—	Priceline (The) Group, Inc. ●	89
—	Shimamura Co., Ltd.	40
		2,747
	Semiconductors and Semiconductor Equipment - 1.8%
1	First Solar, Inc. ●	80
417	GCL-Poly Energy Holdings Ltd.	125
25	GT Advanced Technologies, Inc. ●	409
28	Micron Technology, Inc. ●	727
2	Skyworks Solutions, Inc. ●	89
29	Sumco Corp.	220
26	SunEdison, Inc. ●	504
2	Synaptics, Inc. ●	104
		2,258
	Software and Services - 2.6%
9	Activision Blizzard, Inc.	179
4	Akamai Technologies, Inc. ●	193
16	Angie's List, Inc. ●	177
6	AOL, Inc. ●Θ	249
2	Autodesk, Inc. ●	84
1	Automatic Data Processing, Inc.	99
6	Ellie Mae, Inc. ●	143
1	Facebook, Inc. ●	75
1	Global Payments, Inc.	74
—	Google, Inc. Class A ●	69
—	Google, Inc. Class C ●	68
—	IAC/InterActiveCorp.	20
1	Mastercard, Inc.	88
2	Microsoft Corp.	95
42	NSD Co., Ltd.	521
12	OBIC Co., Ltd.	366
1	OpenTable, Inc. ●Θ	67
21	Optimal Payments plc ●	132
2	Solera Holdings, Inc.	109
10	UbiSoft Entertainment S.A. ●	196
—	Visa, Inc.	83
8	Yahoo!, Inc. ●	282
		3,369
	Technology Hardware and Equipment - 4.0%
1	3D Systems Corp. ●Θ	60
69	Amano, Corp. ☼	669
—	Apple, Inc.	268
1	Canon, Inc.	40
1	FEI Co.	78
6	Fusion-io, Inc. ●	50
17	Hitachi High-Technologies Co.	398
57	Japan Digital Laboratory Co., Ltd.	832
7	Kyocera Corp.	313
242	Lenovo Group Ltd.	276
20	Melco Holdings, Inc.	300
40	Nichicon Corp.	296
17	Nippon Ceramic Co., Ltd.	269
114	ParkerVision, Inc. ●	518
1	Qualcomm, Inc.	96
1	SanDisk Corp. Θ	76
2	Seagate Technology plc Θ	83
33	Star Micronics Co., Ltd.	403
2	Trimble Navigation Ltd. ●	65
1	Western Digital Corp.	69
		5,159
	Telecommunication Services - 0.2%
15	Gogo, Inc. ●	201
1	Nippon Telegraph & Telephone Corp.	78
		279
	Transportation - 1.2%
1	Japan Airlines Co., Ltd.	33
28	Mitsui O.S.K. Lines Ltd.	93
23	Nippon Yusen	64
84	Orient Overseas International Ltd.	402
400	Pacific Basin Shipping	233
209	Precious Shipping Public Co., Ltd.	178
23	Safe Bulkers, Inc.	186
11	Scorpio Bulkers, Inc. ●	96
36	Ultrapetrol Bahamas Ltd. ●	101
2	United Continental Holdings, Inc. ●	66
2	XPO Logistics, Inc. ●	60
		1,512
	Utilities - 1.2%
2	Ameren Corp.	67
2	American States Water Co.	63
2	MDU Resources Group, Inc.	69
1	National Fuel Gas Co.	55
3	NextEra Energy, Inc.	288
2	NiSource, Inc.	79
2	NRG Energy, Inc.	72
1	Sempra Energy	68
9	Southern Co.	426
64	Tokyo Gas Co., Ltd.	335
2	UGI Corp.	83
		1,605
	Total Common Stocks
	( Cost $62,444)	$63,385

Warrants - 0.6%
	Banks - 0.3%
166	Alpha Bank A.E.	$388

	Materials - 0.2%
253	Oriental Union Chemical Corp. Warrant ⌂	251

	Transportation - 0.1%
113	Wisdom Marine Lines Co., Ltd. ⌂	136

	Total Warrants
	(Cost $789)	$775

Exchange Traded Funds - 4.2%
	Utilities - 2.9%
91	Guggenheim Solar Energy Index	$3,724

The accompanying notes are an integral part of these financial statements.

8

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Exchange Traded Funds - 4.2% - (continued)
		Other Investment Pools and Funds - 1.3%
	26	iShares MSCI Japan ETF	$289
	51	Powershares DB Commodity Index Tracking Fund ●	1,351

		Total Exchange Traded Funds
		(Cost $5,489)	$5,364

Corporate Bonds - 6.8%
		Arts, Entertainment and Recreation - 0.2%
		Intralot Capital Luxembourg S.A.
EUR	125	6.00%, 05/15/2021 ■☼	172
		WMG Acquisition Corp.
	$75	5.63%, 04/15/2022 ■	$76
			248
		Computer and Electronic Product Manufacturing - 0.8%
		SunEdison, Inc.
	328	2.00%, 10/01/2018 ■	490
	328	2.75%, 01/01/2021 ■	498
			988
		Finance and Insurance - 3.1%
		Chrysler Group LLC
	1,580	8.00%, 06/15/2019 ■	1,730
		Citigroup, Inc.
	1,240	5.30%, 05/06/2044 ☼	1,246
		General Motors Financial Co., Inc.
	1,000	4.75%, 08/15/2017	1,070
			4,046
		Information - 1.8%
		Altice Financing S.A.
	936	7.88%, 12/15/2019 ■	1,022
		Digicel Group Ltd.
	1,298	7.13%, 04/01/2022 ■	1,305
			2,327
		Other Services - 0.5%
		Service Corp. International
	705	5.38%, 05/15/2024 ■☼	710

		Real Estate, Rental and Leasing - 0.4%
		Kennedy-Wilson, Inc.
	195	5.88%, 04/01/2024	194
	255	8.75%, 04/01/2019	279
			473
		Total Corporate Bonds
		(Cost $8,412)	$8,792

Foreign Government Obligations - 8.6%
		Brazil - 0.9%
		Brazil (Republic of)
BRL	2,840	6.00%, 08/15/2022 ◄	1,257

		Mexico - 7.7%
		Mexican Udibonos
MXN	113,907	4.50%, 11/22/2035 ◄	9,903

		Total Foreign Government Obligations
		(Cost $10,740)	$11,160

U.S. Government Securities - 18.4%
U.S. Treasury Securities - 18.4%
		U.S. Treasury Bonds - 6.8%
	$9,875	0.63%, 02/15/2043 ◄╦‡	$8,753

		U.S. Treasury Notes - 11.6%
	14,350	0.13%, 04/15/2018 □◄	14,970

			23,723
		Total U.S. Government Securities
		(Cost $22,889)	$23,723

		Total Long-Term Investments Excluding Purchased Options
		(Cost $110,763)	$113,199

Short-Term Investments - 11.1%
Repurchase Agreements - 11.1%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $620, collateralized by GNMA 4.00%, 2044, value of $633)
	$620	0.05%, 4/30/2014	$620
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$3,081, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
		$3,143)
	3,081	0.04%, 4/30/2014	3,081
		Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,090, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $1,112)
	1,090	0.04%, 4/30/2014	1,090
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $2,700, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 -
		2023, value of $2,754)
	2,700	0.04%, 4/30/2014	2,700
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,641, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $1,674)
	1,641	0.05%, 4/30/2014	1,641
		RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,350, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $1,376)
	1,350	0.04%, 4/30/2014	1,350
TD Securities TriParty Repurchase Agreement
 (maturing on 05/01/2014 in the amount of
$3,749, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
		value of $3,824)
	3,749	0.05%, 4/30/2014	3,749

The accompanying notes are an integral part of these financial statements.

9

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 11.1% - (continued)
Repurchase Agreements - 11.1% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $19, collateralized by U.S. Treasury Note 2.13%, 2015, value of $19)
$19	0.04%, 4/30/2014		$19
			14,250
	Total Short-Term Investments
	(Cost $14,250)		$14,250

	Total Investments Excluding Purchased Options
	(Cost $125,013)	98.9%	$127,449
	Total Purchased Options
	(Cost $712)	0.3%	408
	Total Investments
	(Cost $125,725) ▲	99.2%	$127,857
	Other Assets and Liabilities	0.8%	1,004
	Total Net Assets	100.0%	$128,861

The accompanying notes are an integral part of these financial statements.

10

Hartford Real Total Return Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $125,725 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,086
Unrealized Depreciation	(2,954)
Net Unrealized Appreciation	$2,132

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $127, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $2,730 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $6,003, which represents 4.7% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
01/2014 - 03/2014	253	Oriental Union Chemical Corp. Warrant Warrants	$259
01/2014	113	Wisdom Marine Lines Co., Ltd. Warrants	130

At April 30, 2014, the aggregate value of these securities was $387, which represents 0.3% of total net assets.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2014.

Θ	This security, or a portion of this security, is designated to cover open OTC options contracts at April 30, 2014.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Exchange traded options contracts	$4,058	$–
Centrally cleared swaps contracts	177	–
Total	$4,235	$–

The accompanying notes are an integral part of these financial statements.

11

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Option Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Call option contracts
Hyundai Motor Option	GSC	EQ	268,525.00 KRW	08/25/14	KRW	1,192	$3	$7	$(4)
JSR Corp. Option	GSC	EQ	2,000.00 JPY	05/13/14	JPY	14,590	–	5	(5)
Lenovo Group Ltd. Option	GSC	EQ	8.96 HKD	05/29/14	HKD	119,743	3	4	(1)
Mitsui OSK Lines Ltd. Option	JPM	EQ	406.97 JPY	10/10/14	JPY	70,277	6	12	(6)
Pacific Basin Shipping Option	JPM	EQ	5.08 HKD	07/22/14	HKD	435,489	3	8	(5)
Total call option contracts						641,291	$15	$36	$(21)
Put option contracts
AS51 Index Option	JPM	EQ	5,207.00 AUD	07/22/14	AUD	200	$8	$8	$–
ASX 200 Bank Index Option	MSC	EQ	7,455.00 AUD	07/24/14	AUD	142	2	19	(17)
ASX 200 Index Option	STB	EQ	5,104.90 AUD	05/15/14	AUD	213	–	11	(11)
ASX 200 Index Option	MSC	EQ	5,135.70 AUD	05/15/14	AUD	214	–	11	(11)
ASX 200 Index Option	DEUT	EQ	5,154.70 AUD	07/17/14	AUD	100	3	5	(2)
ASX 200 Index Option	DEUT	EQ	5,246.40 AUD	07/28/14	AUD	494	27	22	5
ASX 200 Index Option	JPM	EQ	5,090.10 AUD	07/17/14	AUD	403	11	22	(11)
DAX Index Option	JPM	EQ	9,165.30 EUR	05/16/14	EUR	294	6	47	(41)
KOSPI 200 Index Option	DEUT	EQ	223.11 KRW	05/08/14	KRW	11,144,615	–	15	(15)
KOSPI 200 Index Option	DEUT	EQ	236.79 KRW	05/08/14	KRW	8,894,540	–	25	(25)
KOSPI 200 Index Option	JPM	EQ	220.37 KRW	05/08/14	KRW	6,763,996	–	12	(12)
KOSPI 200 Index Option	JPM	EQ	247.55 KRW	07/21/14	KRW	8,194,716	22	18	4
KOSPI 200 Index Option	MSC	EQ	239.50 KRW	05/08/14	KRW	5,450,967	–	13	(13)
KOSPI 200 Index Option	MSC	EQ	238.21 KRW	05/20/14	KRW	4,433,667	–	11	(11)
KOSPI 200 Index Option	GSC	EQ	241.18 KRW	05/08/14	KRW	6,527,459	–	14	(14)
KOSPI 200 Index Option	GSC	EQ	247.48 KRW	07/10/14	KRW	8,092,666	18	16	2
KOSPI 200 Index Option	GSC	EQ	243.99 KRW	07/24/14	KRW	10,295,373	22	24	(2)
KOSPI 200 Index Option	BNP	EQ	243.06 KRW	05/26/14	KRW	8,701,793	3	21	(18)
S&P 500 Index Option	GSC	EQ	1,761.10 USD	07/16/14	USD	1,368	20	36	(16)
Taiwan Stock Exchange Index Option	MSC	EQ	8,059.80 TWD	05/12/14	TWD	4,604	–	14	(14)
Taiwan Stock Exchange Index Option	GSC	EQ	8,189.20 TWD	05/21/14	TWD	13,737	1	29	(28)
Taiwan Stock Exchange Index Option	JPM	EQ	8,224.20 TWD	06/11/14	TWD	5,416	3	16	(13)
Total put option contracts						78,526,977	$146	$409	$(263)
Total purchased option contracts						79,168,268	$161	$445	$(284)
Written option contracts:
Put option contracts
Hyundai Motor Option	GSC	EQ	215,054.00 KRW	08/25/14	KRW	1,192	$7	$8	$1
JSR Corp. Option	GSC	EQ	1,700.00 JPY	05/13/14	JPY	14,590	6	9	3
Lenovo Group Ltd. Option	GSC	EQ	7.97 HKD	05/30/14	HKD	119,743	1	5	4
Mitsui OSK Lines Ltd. Option	JPM	EQ	335.75 JPY	10/10/14	JPY	70,277	18	12	(6)
Pacific Basin Shipping Option	JPM	EQ	4.32 HKD	07/22/14	HKD	435,489	9	10	1
Total put option contracts						641,291	$41	$44	$3
Total written option contracts						641,291	$41	$44	$3

*	The number of contracts does not omit 000's.
Δ	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

The accompanying notes are an integral part of these financial statements.

12

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Exchange Traded Option Contracts Outstanding at April 30, 2014

Description	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased option contracts:
Call option contracts
iShares Barclays 20+ Option	EQ	113.00 USD	07/19/14	USD	186	$21	$21	$–
Lyondellbasell Industries Call Option	EQ	92.50 USD	06/21/14	USD	44	12	9	3
McDonald's Corp. Call Option	EQ	105.00 USD	12/20/14	USD	274	65	51	14
Power Integrations, Inc. Call Option	EQ	55.00 USD	07/19/14	USD	14	1	–	1
S&P 500 Index Option	EQ	1,950.00 USD	09/20/14	USD	26	63	87	(24)
Valero Energy Corp. Option	EQ	55.00 USD	09/20/14	USD	97	52	33	19
Total call option contracts					641	$214	$201	$13
Put option contracts
3D Systems Corp. Put Option	EQ	45.00 USD	05/17/14	USD	5	$1	$1	$–
Amazon.com, Inc. Put Option	EQ	285.00 USD	06/21/14	USD	3	2	2	–
AOL, Inc. Put Option	EQ	39.00 USD	05/17/14	USD	23	1	2	(1)
Biogen Idec, Inc.	EQ	280.00 USD	05/17/14	USD	3	2	5	(3)
Buffalo Wild Wings, Inc. Put Option	EQ	130.00 USD	06/21/14	USD	5	1	2	(1)
Cubist Pharmaceuticals, Inc. Option	EQ	60.00 USD	05/17/14	USD	13	1	2	(1)
iRobot Corp. Put Option	EQ	35.00 USD	05/17/14	USD	19	4	2	2
Keurig Green Mountain, Inc. Option	EQ	90.00 USD	05/17/14	USD	13	6	5	1
Kinder Morgan Energy Put Option	EQ	75.00 USD	06/21/14	USD	35	5	6	(1)
OpenTable, Inc. Option	EQ	70.00 USD	05/17/14	USD	9	5	2	3
S&P 500 Index Option	EQ	1,760.00 USD	05/17/14	USD	14	2	29	(27)
Salix Pharmaceuticals Ltd. Option	EQ	95.00 USD	05/17/14	USD	12	1	3	(2)
SanDisk Corp. Option	EQ	80.00 USD	05/17/14	USD	15	1	2	(1)
Seagate Technology plc Option	EQ	50.00 USD	05/17/14	USD	15	1	1	–
Textron, Inc. Option	EQ	35.00 USD	05/17/14	USD	24	–	2	(2)
Total put option contracts					208	$33	$66	$(33)
Total purchased option contracts					849	$247	$267	$(20)
Written option contracts:
Call option contracts
3D Systems Corp. Call Option	EQ	60.00 USD	05/17/14	USD	5	$–	$1	$1
Amazon.com, Inc. Call Option	EQ	340.00 USD	06/21/14	USD	3	1	1	–
AOL, Inc. Call Option	EQ	45.00 USD	06/21/14	USD	23	4	3	(1)
Biogen Idec, Inc. Call Option	EQ	320.00 USD	05/17/14	USD	3	–	1	1
Buffalo Wild Wings, Inc. Call Option	EQ	155.00 USD	06/21/14	USD	5	1	1	–
Cubist Pharmaceuticals, Inc. Option	EQ	75.00 USD	06/21/14	USD	13	4	3	(1)
iRobot Corp. Call Option	EQ	45.00 USD	05/17/14	USD	19	–	3	3
Keurig Green Mountain, Inc. Option	EQ	115.00 USD	06/21/14	USD	13	2	4	2
Kinder Morgan Energy Call Option	EQ	75.00 USD	06/21/14	USD	35	6	6	–
Netflix, Inc. Option	EQ	385.00 USD	05/17/14	USD	2	–	2	2
OpenTable, Inc. Option	EQ	82.50 USD	05/17/14	USD	9	–	3	3
Salix Pharmaceuticals Ltd. Option	EQ	115.00 USD	06/21/14	USD	12	6	4	(2)
SanDisk Corp. Option	EQ	92.50 USD	07/19/14	USD	7	1	1	–
Seagate Technology plc Option	EQ	60.00 USD	05/17/14	USD	15	–	2	2
Textron, Inc. Option	EQ	39.00 USD	05/17/14	USD	24	6	2	(4)
Total call option contracts					188	$31	$37	$6
Put option contracts
Altria Group, Inc. Option	EQ	36.00 USD	05/17/14	USD	148	$1	$5	$4
Bristol-Myers Squibb Co. Put Option	EQ	48.00 USD	05/17/14	USD	165	8	10	2
Buffalo Wild Wings, Inc. Put Option	EQ	135.00 USD	06/21/14	USD	5	1	2	1
Keurig Green Mountain, Inc. Option	EQ	95.00 USD	05/17/14	USD	13	9	7	(2)
Lyondellbasell Industries Put Option	EQ	90.00 USD	06/21/14	USD	44	7	9	2
McDonald's Corp. Put Option	EQ	95.00 USD	06/21/14	USD	68	5	6	1
McDonald's Corp. Put Option	EQ	97.50 USD	07/19/14	USD	69	10	12	2
Perrigo Co. Put Option	EQ	140.00 USD	05/17/14	USD	47	7	14	7
Power Integrations, Inc. Put Option	EQ	40.00 USD	05/17/14	USD	14	–	1	1
SanDisk Corp. Option	EQ	82.50 USD	05/17/14	USD	7	1	2	1
SPDR S&P Oil & Gas Option	EQ	70.00 USD	05/17/14	USD	111	2	12	10
Valero Energy Corp. Option	EQ	49.00 USD	06/21/14	USD	97	4	19	15

The accompanying notes are an integral part of these financial statements.

13

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Exchange Traded Option Contracts Outstanding at April 30, 2014 - (continued)

Description	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts*		Market Value ╪	Premiums Received/Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Written option contracts: - (continued)
Put option contracts - (continued)
Walgreen Co. Put Option	EQ	62.50 USD	05/17/14	USD	102	$2	$8	$6
Total put option contracts					890	$57	$107	$50
Total written option contracts					1,078	$88	$144	$56

* The number of contracts does not omit 000's.

Δ For purchased options, premiums are paid by the Fund, for written options, premiums are received.

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Australian 10-Year Bond Future	28	06/16/2014	$3,013	$3,040	$27	$–	$–	$(2)
CAC 40 10 EURO Future	8	05/16/2014	481	493	12	–	–	–
Euro STOXX 50 Future	482	06/20/2014	19,897	21,031	1,134	–	–	(40)
Euro-BUND Future	106	06/06/2014	21,036	21,256	220	–	43	–
FTSE 100 Index Futures	96	06/20/2014	10,805	10,932	127	–	33	–
FTSE/MIB Index Future	15	06/20/2014	2,175	2,236	61	–	–	(20)
German Stock Exchange Future	16	06/20/2014	5,294	5,337	43	–	7	–
IBEX 35 Index Future	2	05/16/2014	283	289	6	–	–	–
MSCI Taiwan Stock Index Future	270	05/29/2014	8,532	8,475	–	(57)	–	(70)
S&P/TSX 60 Index Future	8	06/19/2014	1,194	1,220	26	–	6	–
Stockholm Stock Exchange Future	8	05/16/2014	163	167	4	–	–	–
TDX ISE National-30 Index Future	41	06/30/2014	172	177	5	–	4	–
U.S. Treasury 10-Year Note Future	130	06/19/2014	16,144	16,175	31	–	61	(8)
U.S. Treasury 30-Year Bond Future	143	06/19/2014	19,163	19,296	133	–	81	–
Total					$1,829	$(57)	$235	$(140)
Short position contracts:
Australian SPI 200 Index Future	41	06/19/2014	$5,118	$5,208	$–	$(90)	$7	$–
Canadian Government 10-Year Bond Future	176	06/19/2014	20,813	21,029	–	(216)	–	(75)
CBOE Volatility Index Futures	25	06/17/2014	415	394	21	–	–	(1)
FTSE China A50 Index Future	45	05/29/2014	300	302	–	(2)	1	–
FTSE/JSE Top 40 Future Index	62	06/19/2014	2,547	2,602	–	(55)	–	(1)
Hang Seng Index Future	29	05/29/2014	4,099	4,084	15	–	159	(69)
Japan 10-Year Bond Future	22	06/11/2014	31,174	31,185	–	(11)	11	–
KOSPI 200 Index Future	7	06/12/2014	871	865	6	–	10	–
Long Gilt Future	111	06/26/2014	20,505	20,677	–	(172)	–	(30)
Mexican Stock Exchange Index Future	293	06/20/2014	8,723	9,134	–	(411)	9	–
NIKKEI 225 Index Future	22	06/12/2014	3,101	3,060	41	–	19	–
Russell 2000 Mini Index Future	206	06/20/2014	23,126	23,146	–	(20)	13	(166)
S&P 400 (E-Mini) Future	11	06/20/2014	1,481	1,488	–	(7)	2	(10)
S&P 500 (E-Mini) Future	129	06/20/2014	11,913	12,112	–	(199)	3	(42)
SGX S&P CNX NIFTY Future	23	05/29/2014	317	310	7	–	1	–
Tokyo Price Index Future	168	06/12/2014	19,586	18,988	598	–	82	–
U.S. Treasury 5-Year Note Future	117	06/30/2014	14,010	13,976	34	–	–	(36)
Total					$722	$(1,183)	$317	$(430)
Total futures contracts					$2,551	$(1,240)	$552	$(570)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

14

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
CDX.NA.HY.22	CME	USD	3,600	(5.00)%	06/20/19	$(251)	$(250)	$1	$–	$–	$(1)

(a)	The FCM to the contracts is MSC.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
GSC	1.42% Fixed	6M CHF LIBOR	CHF	4,290	06/18/24	$–	$–	$(110)	$–	$(110)
JPM	1.65% Fixed	6M CHF LIBOR	CHF	3,460	03/19/24	–	–	(191)	–	(191)
Total						$–	$–	$(301)	$–	$(301)

OTC Total Return Swap Contracts Outstanding at April 30, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
BOVESPA Index Future	GSC	BRL	361	BOVESPA Index Future	06/18/14	$–	$–	$(2)	$–	$(2)
S&P 500 Consumer Discretionary Sector	DEUT	USD	7,723	1M LIBOR + 0.15%	04/30/15	–	–	–	–	–
S&P 500 Consumer Staples Sector	DEUT	USD	495	1M LIBOR + 0.15%	09/30/14	–	–	(15)	–	(15)
S&P 500 Homebuilders Select Industry	BOA	USD	2,537	1M LIBOR + 0.10%	03/31/15	–	–	34	34	–
S&P US Real Estate Select Industry TR	GSC	USD	5,331	1M LIBOR - 0.90%	01/30/15	1	–	47	46	–
Total						$1	$–	$64	$80	$(17)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	06/18/2014	BCLY	$1,959	$1,947	$–	$(12)
AUD	Buy	05/30/2014	BNP	3,319	3,320	1	–
AUD	Buy	06/18/2014	BNP	1,278	1,287	9	–
AUD	Buy	05/05/2014	CSFB	22	22	–	–
AUD	Buy	05/30/2014	SSG	3,501	3,469	–	(32)
AUD	Sell	06/18/2014	BCLY	1,784	1,828	–	(44)
AUD	Sell	06/18/2014	HSBC	128	129	–	(1)
AUD	Sell	06/18/2014	MSC	102	105	–	(3)
AUD	Sell	06/18/2014	NAB	636	632	4	–
AUD	Sell	06/18/2014	NAB	2,050	2,132	–	(82)
AUD	Sell	06/18/2014	UBS	2,575	2,677	–	(102)

The accompanying notes are an integral part of these financial statements.

15

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
BRL	Buy	06/03/2014	GSC	$1,255	$1,261	$6	$–
BRL	Buy	06/03/2014	SCB	2,692	2,748	56	–
BRL	Sell	06/03/2014	SCB	2,731	2,748	–	(17)
BRL	Sell	06/03/2014	UBS	164	163	1	–
CAD	Buy	06/18/2014	BCLY	1,255	1,268	13	–
CAD	Buy	05/30/2014	BMO	8,829	8,897	68	–
CAD	Buy	06/18/2014	BNP	1,949	1,973	24	–
CAD	Buy	06/18/2014	CBK	649	652	3	–
CAD	Buy	06/18/2014	CBK	1,260	1,260	–	–
CAD	Buy	06/18/2014	DEUT	640	654	14	–
CAD	Buy	06/18/2014	UBS	1,290	1,309	19	–
CAD	Sell	05/01/2014	BCLY	6	6	–	–
CAD	Sell	06/18/2014	BCLY	1,956	1,950	6	–
CAD	Sell	06/18/2014	BNP	3,257	3,288	–	(31)
CAD	Sell	05/05/2014	SCB	5	5	–	–
CHF	Buy	06/18/2014	UBS	665	663	–	(2)
CHF	Sell	06/18/2014	CBK	1,292	1,293	–	(1)
CHF	Sell	05/30/2014	CSFB	7,692	7,737	–	(45)
CHF	Sell	06/18/2014	CSFB	664	663	1	–
CNY	Sell	06/18/2014	CBK	489	481	8	–
COP	Sell	06/18/2014	BOA	1,230	1,248	–	(18)
COP	Sell	06/18/2014	UBS	1,260	1,330	–	(70)
CZK	Buy	06/18/2014	BCLY	640	645	5	–
CZK	Sell	06/18/2014	CBK	642	645	–	(3)
EUR	Buy	06/18/2014	BCLY	712	714	2	–
EUR	Buy	05/30/2014	BNP	1,518	1,519	1	–
EUR	Buy	05/08/2014	BOA	290	290	–	–
EUR	Buy	06/18/2014	BOA	538	538	–	–
EUR	Buy	05/30/2014	CBK	8,522	8,525	3	–
EUR	Buy	06/18/2014	CSFB	735	738	3	–
EUR	Buy	06/18/2014	DEUT	576	580	4	–
EUR	Buy	06/18/2014	DEUT	2,672	2,665	–	(7)
EUR	Buy	06/18/2014	HSBC	407	411	4	–
EUR	Buy	06/18/2014	JPM	650	649	–	(1)
EUR	Buy	05/30/2014	MSC	17,122	17,163	41	–
EUR	Buy	06/18/2014	MSC	1,492	1,498	6	–
EUR	Buy	06/18/2014	RBC	480	480	–	–
EUR	Buy	05/08/2014	RBS	1,515	1,519	4	–
EUR	Buy	06/18/2014	SSG	850	853	3	–
EUR	Buy	05/02/2014	TDS	271	272	1	–
EUR	Buy	06/18/2014	TDS	2,578	2,593	15	–
EUR	Buy	05/06/2014	UBS	341	342	1	–
EUR	Buy	06/18/2014	UBS	2,941	2,944	3	–
EUR	Sell	05/08/2014	BCLY	713	715	–	(2)
EUR	Sell	06/18/2014	BNP	1,283	1,278	5	–
EUR	Sell	06/18/2014	BNP	2,940	2,952	–	(12)
EUR	Sell	06/18/2014	BOA	12,438	12,444	–	(6)
EUR	Sell	05/30/2014	CBA	16,734	16,793	–	(59)
EUR	Sell	06/18/2014	CBK	7,762	7,793	–	(31)
EUR	Sell	06/18/2014	CSFB	540	538	2	–
EUR	Sell	06/18/2014	GSC	336	336	–	–
EUR	Sell	06/18/2014	HSBC	1,256	1,264	–	(8)
EUR	Sell	05/06/2014	MSC	351	353	–	(2)
EUR	Sell	05/30/2014	MSC	25,418	25,483	–	(65)
EUR	Sell	05/30/2014	RBS	1,515	1,519	–	(4)
EUR	Sell	05/08/2014	SSG	851	854	–	(3)
EUR	Sell	06/18/2014	TDS	272	272	–	–
EUR	Sell	06/18/2014	UBS	342	343	–	(1)
GBP	Buy	06/18/2014	BCLY	656	667	11	–

The accompanying notes are an integral part of these financial statements.

16

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
GBP	Buy	06/18/2014	JPM	$2,031	$2,054	$23	$–
GBP	Buy	06/18/2014	NAB	2	2	–	–
GBP	Buy	06/18/2014	TDS	1,297	1,308	11	–
GBP	Buy	06/18/2014	UBS	92	93	1	–
GBP	Sell	06/18/2014	BOA	969	984	–	(15)
GBP	Sell	06/18/2014	CBK	1,808	1,821	–	(13)
GBP	Sell	05/30/2014	MSC	5,122	5,142	–	(20)
GBP	Sell	06/18/2014	UBS	1,297	1,318	–	(21)
HKD	Buy	05/02/2014	DEUT	272	272	–	–
HKD	Buy	06/18/2014	DEUT	248	248	–	–
HKD	Buy	06/18/2014	MSC	266	266	–	–
HKD	Sell	06/18/2014	CBK	264	264	–	–
HKD	Sell	06/18/2014	DEUT	272	272	–	–
HKD	Sell	06/18/2014	GSC	250	250	–	–
INR	Buy	06/18/2014	CSFB	124	124	–	–
INR	Buy	06/18/2014	JPM	12,400	12,680	280	–
INR	Sell	06/18/2014	BCLY	299	303	–	(4)
INR	Sell	06/18/2014	BOA	3,871	3,944	–	(73)
INR	Sell	06/18/2014	GSC	187	190	–	(3)
JPY	Buy	05/30/2014	JPM	5,274	5,289	15	–
JPY	Buy	06/18/2014	JPM	1,268	1,281	13	–
JPY	Buy	06/18/2014	JPM	401	398	–	(3)
JPY	Buy	05/30/2014	RBS	6,206	6,194	–	(12)
JPY	Buy	05/30/2014	SCB	6,206	6,194	–	(12)
JPY	Buy	06/18/2014	TDS	1,941	1,931	–	(10)
JPY	Buy	06/18/2014	UBS	1,480	1,475	–	(5)
JPY	Sell	06/18/2014	BCLY	1,289	1,281	8	–
JPY	Sell	05/02/2014	BOA	3	3	–	–
JPY	Sell	05/30/2014	CBA	1,756	1,760	–	(4)
JPY	Sell	06/18/2014	CBK	646	648	–	(2)
JPY	Sell	05/07/2014	CSFB	69	69	–	–
JPY	Sell	06/18/2014	DEUT	641	641	–	–
JPY	Sell	05/30/2014	JPM	6,148	6,178	–	(30)
JPY	Sell	06/18/2014	JPM	30,734	31,056	–	(322)
JPY	Sell	06/18/2014	MSC	360	360	–	–
JPY	Sell	05/30/2014	NAB	19,195	19,269	–	(74)
JPY	Sell	05/30/2014	RBS	6,148	6,178	–	(30)
JPY	Sell	06/18/2014	RBS	648	649	–	(1)
JPY	Sell	06/18/2014	SSG	619	629	–	(10)
KRW	Buy	06/18/2014	JPM	2,581	2,684	103	–
KRW	Sell	06/18/2014	BCLY	2,585	2,684	–	(99)
MXN	Buy	06/18/2014	BOA	2,685	2,721	36	–
MXN	Buy	06/18/2014	DEUT	1,272	1,283	11	–
MXN	Buy	05/30/2014	HSBC	8,787	8,808	21	–
MXN	Sell	06/18/2014	BOA	5,940	6,018	–	(78)
MXN	Sell	06/18/2014	HSBC	3,591	3,599	–	(8)
MXN	Sell	06/18/2014	RBC	636	636	–	–
MXN	Sell	05/30/2014	SCB	4,408	4,399	9	–
MXN	Sell	06/18/2014	TDS	648	647	1	–
MXN	Sell	05/30/2014	UBS	4,407	4,409	–	(2)
NOK	Buy	06/18/2014	BCLY	1,297	1,310	13	–
NOK	Sell	06/18/2014	BOA	1,287	1,310	–	(23)
NOK	Sell	06/18/2014	TDS	1,920	1,932	–	(12)
NZD	Buy	06/18/2014	BCLY	645	643	–	(2)
NZD	Buy	06/18/2014	NAB	634	635	1	–
NZD	Sell	06/18/2014	DEUT	635	643	–	(8)
NZD	Sell	06/18/2014	TDS	637	635	2	–
PHP	Buy	06/18/2014	CBK	4,016	3,999	–	(17)
PHP	Sell	06/18/2014	BOA	2,633	2,658	–	(25)

The accompanying notes are an integral part of these financial statements.

17

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
PHP	Sell	06/18/2014	JPM	$5,282	$5,300	$–	$(18)
PLN	Buy	05/30/2014	BCLY	291	292	1	–
PLN	Buy	06/18/2014	BOA	2,580	2,604	24	–
PLN	Buy	05/30/2014	CBK	1,720	1,724	4	–
PLN	Sell	06/18/2014	DEUT	2,605	2,604	1	–
PLN	Sell	05/30/2014	MSC	2,008	2,016	–	(8)
SEK	Buy	06/18/2014	CBK	617	625	8	–
SEK	Buy	06/18/2014	SSG	2	2	–	–
SEK	Buy	06/18/2014	TDS	1,911	1,909	–	(2)
SEK	Buy	06/18/2014	UBS	3,268	3,204	–	(64)
SEK	Sell	06/18/2014	BCLY	1,299	1,294	5	–
SEK	Sell	06/18/2014	BCLY	633	634	–	(1)
SEK	Sell	06/18/2014	BNP	3,908	3,839	69	–
SEK	Sell	06/18/2014	BOA	1,289	1,272	17	–
SGD	Buy	06/18/2014	MSC	7,852	7,829	–	(23)
SGD	Sell	06/18/2014	BOA	5,199	5,254	–	(55)
SGD	Sell	06/18/2014	UBS	2,549	2,575	–	(26)
TRY	Buy	06/18/2014	MSC	100	107	7	–
TWD	Sell	06/18/2014	CBK	7,562	7,601	–	(39)
ZAR	Buy	05/30/2014	DEUT	9,711	9,748	37	–
ZAR	Sell	06/18/2014	BCLY	3,800	3,954	–	(154)
ZAR	Sell	05/30/2014	DEUT	4,821	4,876	–	(55)
ZAR	Sell	06/18/2014	DEUT	3,349	3,430	–	(81)
ZAR	Sell	05/30/2014	SSG	4,848	4,872	–	(24)
ZAR	Sell	06/18/2014	SSG	164	165	–	(1)
Total						$1,068	$(2,153)

╪ See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDS	TD Securities, Inc.
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

18

Hartford Real Total Return Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Index Abbreviations:
ASX	Australian Securities Exchange
BOVESPA	Brazilian Securities, Commodities and Futures Exchange
CAC	Cotation Assistee en Continu
CBOE	Chicago Board Options Exchange
CDX.NA.HY	Credit Derivatives North American High Yield
CNX	National Stock Exchange of India
DAX	Deutscher Aktien Index
FTSE	Financial Times and Stock Exchange
IBEX	Spanish Stock Index
ISE	International Security Exchange
JSE	Johannesburg Stock Exhange
KOSPI	Korea Composite Stock Price
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SGX	Singapore Exchange
SPI	Share Price Index
TDX	db-X In-Target Date Fund
TSX	Toronto Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
EQ	Equity
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
J-REIT	Japanese Real Estate Investment Trust
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

19

Hartford Real Total Return Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$2,955	$425	$2,530	$–
Banks	4,450	738	3,712	–
Capital Goods	4,944	1,904	3,040	–
Commercial and Professional Services	1,416	1,141	275	–
Consumer Durables and Apparel	4,314	835	3,479	–
Consumer Services	1,148	752	396	–
Diversified Financials	2,537	792	1,745	–
Energy	11,425	8,011	3,414	–
Food and Staples Retailing	657	368	289	–
Food, Beverage and Tobacco	1,720	1,306	414	–
Health Care Equipment and Services	867	845	22	–
Insurance	391	326	65	–
Materials	3,529	629	2,900	–
Media	1,031	661	370	–
Pharmaceuticals, Biotechnology and Life Sciences	3,613	3,449	164	–
Real Estate	1,459	1,367	92	–
Retailing	2,747	1,705	1,042	–
Semiconductors and Semiconductor Equipment	2,258	1,913	345	–
Software and Services	3,369	2,286	1,083	–
Technology Hardware and Equipment	5,159	1,363	3,796	–
Telecommunication Services	279	201	78	–
Transportation	1,512	509	1,003	–
Utilities	1,605	1,270	335	–
Total	63,385	32,796	30,589	–
Corporate Bonds	8,792	–	8,792	–
Exchange Traded Funds	5,364	5,364	–	–
Foreign Government Obligations	11,160	–	11,160	–
U.S. Government Securities	23,723	–	23,723	–
Warrants	775	775	–	–
Short-Term Investments	14,250	–	14,250	–
Purchased Options	408	247	161	–
Total	$127,857	$39,182	$88,675	$–
Foreign Currency Contracts*	$1,068	$–	$1,068	$–
Futures*	2,551	2,551	–	–
Swaps - Credit Default*	1	–	1	–
Swaps - Total Return*	80	–	80	–
Total	$3,700	$2,551	$1,149	$–
Liabilities:
Written Options	129	88	41	–
Total	$129	$88	$41	$–
Foreign Currency Contracts*	$2,153	$–	$2,153	$–
Futures*	1,240	1,240	–	–
Swaps - Interest Rate*	301	–	301	–
Swaps - Total Return*	17	–	17	–
Total	$3,711	$1,240	$2,471	$–

♦	For the period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

20

Hartford Real Total Return Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $111,475)	$113,607
Investments in repurchase agreements, at market value (cost $14,250)	14,250
Cash	4,356	*†
Unrealized appreciation on foreign currency contracts	1,068
Unrealized appreciation on OTC swap contracts	80
Receivables:
Investment securities sold	5,640
Fund shares sold	248
Dividends and interest	526
Variation margin on financial derivative instruments	552
OTC swap premiums paid	1
Other assets	80
Total assets	140,408
Liabilities:
Unrealized depreciation on foreign currency contracts	2,153
Unrealized depreciation on OTC swap contracts	318
Payables:
Investment securities purchased	8,346
Investment management fees	25
Administrative fees	—
Distribution fees	—
Variation margin on financial derivative instruments	571
Accrued expenses	5
Written option contracts (proceeds $188)	129
Total liabilities	11,547
Net assets	$128,861
Summary of Net Assets:
Capital stock and paid-in-capital	$126,927
Undistributed net investment income	254
Accumulated net realized loss	(502)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,182
Net assets	$128,861

*	Cash of $4,058 was designated to cover open written options at April 30, 2014.
†	Cash of $177 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

21

Hartford Real Total Return Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.48/$11.09
Shares outstanding	25
Net assets	$263
Class C: Net asset value per share	$10.45
Shares outstanding	11
Net assets	$118
Class I: Net asset value per share	$10.50
Shares outstanding	13
Net assets	$133
Class R3: Net asset value per share	$10.47
Shares outstanding	10
Net assets	$105
Class R4: Net asset value per share	$10.48
Shares outstanding	10
Net assets	$105
Class R5: Net asset value per share	$10.49
Shares outstanding	10
Net assets	$105
Class Y: Net asset value per share	$10.49
Shares outstanding	12,199
Net assets	$128,032

The accompanying notes are an integral part of these financial statements.

22

Hartford Real Total Return Fund
Statement of Operations
For the Period November 29, 2013 (commencement of operations) through April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$447
Interest	540
Less: Foreign tax withheld	(50)
Total investment income	937

Expenses:
Investment management fees	628
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	—
Class I	—
Class Y	1
Distribution fees
Class A	—
Class C	—
Class R3	—
Class R4	—
Custodian fees	4
Accounting services fees	13
Registration and filing fees	43
Board of Directors' fees	1
Audit fees	5
Other expenses	4
Total expenses (before waivers and fees paid indirectly)	699
Expense waivers	(13)
Commission recapture	(3)
Total waivers and fees paid indirectly	(16)
Total expenses, net	683
Net Investment Income	254
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	2,129
Net realized loss on purchased option contracts	(237)
Net realized loss on futures contracts	(1,480)
Net realized gain on written option contracts	23
Net realized loss on swap contracts	(453)
Net realized loss on foreign currency contracts	(173)
Net realized loss on other foreign currency transactions	(311)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(502)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,436
Net unrealized depreciation of purchased option contracts	(304)
Net unrealized appreciation of futures contracts	1,311
Net unrealized appreciation of written option contracts	59
Net unrealized depreciation of swap contracts	(237)
Net unrealized depreciation of foreign currency contracts	(1,085)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	2,182
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	1,680
Net Increase in Net Assets Resulting from Operations	$1,934

The accompanying notes are an integral part of these financial statements.

23

Hartford Real Total Return Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period November 29, 2013* through April 30, 2014 (Unaudited)
Operations:
Net investment income	$254
Net realized loss on investments, other financial instruments and foreign currency transactions	(502)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	2,182
Net Increase in Net Assets Resulting from Operations	1,934
Capital Share Transactions:
Class A	257
Class C	114
Class I	128
Class R3	100
Class R4	100
Class R5	100
Class Y	126,128
Net increase from capital share transactions	126,927
Net Increase in Net Assets	128,861
Net Assets:
Beginning of period	—
End of period	$128,861
Undistributed (distribution in excess of) net investment income	$254

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

24

Hartford Real Total Return Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for Hartford Real Total Return (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information

25

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value,

26

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

27

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to

28

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

29

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of April 30, 2014. Transactions involving written option contracts during the period April 30, 2014, are summarized below:

Options Contract Activity During the Period November 29, 2013, (commencement of operations), through April 30, 2014:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	7,600	569
Expired	(1,664)	(56)
Closed	(5,748)	(476)
Exercised	—	—
End of Period	188	$37

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	1,206,663	836
Expired	(222,038)	(84)
Closed	(342,407)	(595)
Exercised	(37)	(6)
End of Period	642,181	$151

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

30

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of

31

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of April 30, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of April 30, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swap contracts as of April 30, 2014.

32

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$—	$—	$—	$408	$—	$—	$408
Unrealized appreciation on foreign currency contracts	—	1,068	—	—	—	—	1,068
Unrealized appreciation on OTC swap contracts	—	—	—	80	—	—	80
Variation margin receivable *	196	—	—	356	—	—	552
Total	$196	$1,068	$—	$844	$—	$—	$2,108

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2,153	$—	$—	$—	$—	$2,153
Unrealized depreciation on OTC swap contracts	301	—	—	17	—	—	318
Variation margin payable *	151	—	1	419	—	—	571
Written option contracts, market value	—	—	—	129	—	—	129
Total	$452	$2,153	$1	$565	$—	$—	$3,171

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $1,311 and open centrally cleared swaps cumulative appreciation of $1 as reported in the Schedule of Investments.

The ratio of futures contracts to net assets at April 30, 2014 was 68.76%, compared to the period November 29, 2013 (commencement of operations) through April 30, 2014, average to net assets of 57.33%. The ratio of forward foreign currency contracts to net assets at April 30, 2014 was 65.48%, compared to the period November 29, 2013 (commencement of operations) through April 30, 2014, average to net assets of 56.49%. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the period November 29, 2013 (commencement of operations) through April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the period November 29, 2013, (commencement of operations) through April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$—	$—	$—	$(237)	$—	$—	$(237)
Net realized gain (loss) on futures contracts	365	—	—	(1,848)	3	—	(1,480)
Net realized gain on written option contracts	—	—	—	23	—	—	23
Net realized gain (loss) on swap contracts	(350)	—	(146)	43	—	—	(453)
Net realized loss on foreign currency contracts	—	(173)	—	—	—	—	(173)
Total	$15	$(173)	$(146)	$(2,019)	$3	$—	$(2,320)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$—	$—	$—	$(304)	$—	$—	$(304)
Net change in unrealized appreciation of futures contracts	45	—	—	1,266	—	—	1,311
Net change in unrealized appreciation of written option contracts	—	—	—	59	—	—	59
Net change in unrealized appreciation (depreciation) of swap contracts	(301)	—	1	63	—	—	(237)
Net change in unrealized depreciation of foreign currency contracts	—	(1,085)	—	—	—	—	(1,085)
Total	$(256)	$(1,085)	$1	$1,084	$—	$—	$(256)

33

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's (FCM) custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Purchased option contracts at market value	$161	$(41)	$—	$—	$120
Futures contracts - Variation margin receivable	552	(552)	—	—	—
OTC swap contracts at market value	81	(47)	—	—	34
Unrealized appreciation on foreign currency contracts	1,062	(816)	—	—	246
Total subject to a master netting or similar arrangement	$1,856	$(1,456)	$—	$—	$400

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged		Cash Collateral Pledged		Net Amount (not less than $0)
Description
Written option contracts at market value	$41	$(41)	$—		$—		$—
Futures contracts - Variation margin payable	570	(552)	(14,220	)†	—		—
OTC swap contracts at market value	318	(47)	—		—		271
Swaps contracts - Variation margin payable	1	—	—		(177	)†	—
Unrealized depreciation on foreign currency contracts	2,146	(816)	—		—		1,330
Total subject to a master netting or similar arrangement	$3,076	$(1,456)	$(14,220)		$(177)		$1,601

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

34

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

35

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.200%
On next $250 million	1.150%
On next $500 million	1.100%
On next $1.5 billion	1.050%
On next $2.5 billion	1.020%
On next $5 billion billion	1.010%
Over $10 billion	1.000%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.70%	2.45%	1.45%	2.00%	1.70%	1.40%	1.30%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the period November 29, 2013 (commencement of operations) through April 30, 2014, this amount, if any, is included in the Statement of Operations.

36

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Period Ended April 30, 2014
Class A	1.57%*
Class C	2.29*
Class I	1.32*
Class R3	2.00*
Class R4	1.70*
Class R5	1.40*
Class Y	1.30*

*	From November 29, 2013 (commencement of operations) through April 30, 2014.

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the period November 29, 2013 (commencement of operations) through April 30, 2014, HFD received front-end load sales charges of zero and contingent deferred sales charges of zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period November 29, 2013 (commencement of operations) through April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

37

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	40%
Class C	88
Class I	79
Class R3	100*
Class R4	100*
Class R5	100*
Class Y	—†

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	99%

*	Percentage amount rounds to 100%.
†	Percentage amount rounds to zero.

Investment Transactions:

For the period November 29, 2013 (commencement of operations) through April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$249,210	$23,083	$272,293
Sales Proceeds	162,463	247	162,710

38

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the period November 29, 2013 (commencement of operations) through April 30, 2014:

	For the Period Ended April 30, 2014
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	25	—	—	25
Amount	$257	$—	$—	$257
Class C
Shares	12	—	(1)	11
Amount	$122	$—	$(8)	$114
Class I
Shares	13	—	—	13
Amount	$128	$—	$—	$128
Class R3
Shares	10	—	—	10
Amount	$100	$—	$—	$100
Class R4
Shares	10	—	—	10
Amount	$100	$—	$—	$100
Class R5
Shares	10	—	—	10
Amount	$100	$—	$—	$100
Class Y
Shares	13,562	—	(1,363)	12,199
Amount	$140,349	$—	$(14,221)	$126,128
Total
Shares	13,642	—	(1,364)	12,278
Amount	$141,156	$—	$(14,229)	$126,927

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the period November 29, 2013 (commencement of operations) through April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed

39

Hartford Real Total Return Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

40

Hartford Real Total Return Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

From November 29, 2013 (commencement of operations), through April 30, 2014 (Unaudited)
A(D)	$10.00	$0.06	$0.42	$0.48	$–	$–	$–	$10.48	4.80	%(E)	$263	1.60	%(F)	1.57	%(F)	1.41	%(F)
C(D)	10.00	(0.02)	0.47	0.45	–	–	–	10.45	4.50	(E)	118	2.32	(F)	2.29	(F)	(0.38	)(F)
I(D)	10.00	0.03	0.47	0.50	–	–	–	10.50	5.00	(E)	133	1.35	(F)	1.32	(F)	0.75	(F)
R3(D)	10.00	(0.01)	0.48	0.47	–	–	–	10.47	4.70	(E)	105	2.02	(F)	2.00	(F)	(0.18	)(F)
R4(D)	10.00	–	0.48	0.48	–	–	–	10.48	4.80	(E)	105	1.72	(F)	1.70	(F)	0.11	(F)
R5(D)	10.00	0.02	0.47	0.49	–	–	–	10.49	4.90	(E)	105	1.42	(F)	1.40	(F)	0.40	(F)
Y(D)	10.00	0.02	0.47	0.49	–	–	–	10.49	4.90	(E)	128,032	1.33	(F)	1.30	(F)	0.47	(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on November 29, 2013.
(E)	Not annualized.
(F)	Annualized.

Portfolio Turnover Rate for All Share Classes
From November 29, 2013 (commencement of operations), through April 30, 2014 (Unaudited)	168%

41

Hartford Real Total Return Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

42

Hartford Real Total Return Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

43

Hartford Real Total Return Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

Hartford Real Total Return Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 29, 2013 (commencement of operations) through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 152/365 (to reflect the period since commencement of operations).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value November 29, 2013	Ending Account Value April 30, 2014	Expenses paid during the period November 29, 2013 through April 30, 2014	Beginning Account Value November 29, 2013	Ending Account Value April 30, 2014	Expenses paid during the period November 29, 2013 through April 30, 2014	Annualized expense ratio	Days in the current period of operation	Days in the full year
Class A*	$1,000.00	$1,048.00	$6.69	$1,000.00	$1,014.28	$6.58	1.57%	152	365
Class C*	$1,000.00	$1,045.00	$9.75	$1,000.00	$1,011.29	$9.59	2.29	152	365
Class I*	$1,000.00	$1,050.00	$5.63	$1,000.00	$1,015.32	$5.54	1.32	152	365
Class R3*	$1,000.00	$1,047.00	$8.53	$1,000.00	$1,012.49	$8.38	2.00	152	365
Class R4*	$1,000.00	$1,048.00	$7.25	$1,000.00	$1,013.74	$7.13	1.70	152	365
Class R5*	$1,000.00	$1,049.00	$5.98	$1,000.00	$1,014.99	$5.88	1.40	152	365
Class Y*	$1,000.00	$1,049.00	$5.55	$1,000.00	$1,015.41	$5.46	1.30	152	365

*	Commenced operations on November 29, 2013.

45

Hartford Real Total Return Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for Hartford Real Total Return Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and an investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HFMC’s and the Sub-adviser’s organizational structure, systems and personnel. The Board also considered HFMC’s and the Sub-adviser’s reputation and overall financial strength, and the Board’s past experience with the Sub-adviser as sub-adviser for other Hartford Funds.

With respect to HFMC, the Board noted that under the Agreements, HFMC would be responsible for the management of the Fund, including overseeing fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results and considered HFMC’s process for monitoring best execution of portfolio trades by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers.

With respect to the day-to-day portfolio management services to be provided by the Sub-adviser, the Investment Committee met with members of the proposed portfolio management team. The Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford Funds’ compliance program as a result of the addition of the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-adviser.

46

Hartford Real Total Return Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, composite performance data showing the portfolio management team’s capabilities in managing an existing strategy that is substantially similar to the strategy to be used in managing the Fund. HFMC and the Sub-adviser also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HFMC would depend on the growth of assets under management. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the expected total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds derived from information provided by Lipper Inc., an independent provider of investment company data (“Lipper”), in conjunction with input from an independent financial services consulting firm engaged by the Board. The Board considered that HFMC had contractually agreed to limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 1.70%, 2.45%, 1.45%, 2.00%, 1.70%, 1.40% and 1.30%, respectively, through February 28, 2015, with such arrangement automatically renewing on an annual basis unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were below the Lipper peer group average and median for all asset levels, and that the proposed weighted management fees fell within the second quintile for all asset levels. The Board also considered that the Fund’s estimated total expenses, less Rule 12b-1 fees, were in line with the Lipper peer group average and median and fell within the third quintile.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fee rates as Fund assets grow over time. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the last breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee

47

Hartford Real Total Return Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HFMC, would receive transfer agency compensation from the Fund.

The Board also considered that Hartford Funds Distributors LLC (“HFD”), an affiliate of HFMC, will serve as principal underwriter of the Fund. As principal underwriter, HFD would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

48

Hartford Real Total Return Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Structured Securities Risk: Structured securities are subject to credit risk; these securities may be difficult to sell because they are typically sold in private placement transactions.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

49

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

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may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

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As allowed by law, we may share Personal Financial

Information with our affiliates to:

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to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

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who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

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agreement between us and one or more financial institutions.

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and currently do not process or comply with any web

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We will not sell or share your Personal Financial

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At the start of our business relationship, we will give You a copy

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As used in this Privacy Notice:

Application means your request for our product or service.

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Personal Health Information means health information

such as:

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Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-RTR14 4/14 115857 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD SHORT DURATION FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Short Duration Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Short Duration Fund inception 10/31/2002

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide current income and long-term total return.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Short Duration A#	1.00%	0.94%	4.16%	2.90%
Short Duration A##	-1.02%	-1.08%	3.74%	2.69%
Short Duration B#	0.99%	1.03%	3.97%	2.37%*
Short Duration B##	-4.00%	-3.92%	3.63%	2.37%*
Short Duration C#	0.52%	0.18%	3.35%	2.12%
Short Duration C##	-0.48%	-0.81%	3.35%	2.12%
Short Duration I#	1.14%	1.33%	4.45%	3.04%
Short Duration R3#	0.75%	0.64%	4.14%	3.02%
Short Duration R4#	0.90%	0.94%	4.32%	3.11%
Short Duration R5#	1.05%	1.24%	4.46%	3.18%
Short Duration Y#	1.07%	1.29%	4.48%	3.20%
Barclays 1-3 Year U.S. Government/Credit Index	0.40%	0.69%	1.87%	2.93%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Short Duration Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Short Duration Class A	0.85%	0.88%
Short Duration Class B	1.60%	1.74%
Short Duration Class C	1.60%	1.60%
Short Duration Class I	0.57%	0.57%
Short Duration Class R3	1.15%	1.23%
Short Duration Class R4	0.85%	0.92%
Short Duration Class R5	0.55%	0.61%
Short Duration Class Y	0.51%	0.51%

* As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Timothy E. Smith
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Short Duration Fund returned 1.00%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.40% for the same period. The Fund also outperformed the 0.79% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Federal Reserve expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most spread sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

Our out-of-benchmark allocation to bank loans and overweight to and security selection within investment grade corporates were the top contributors to benchmark-relative outperformance during the period. Within investment grade credit, our overweight to financials and overweight to and security selection within industrials contributed positively during the period. Our out-of-benchmark allocation to the agency Mortgage Backed Securities (MBS) sector, both to agency pass throughs and non-agency MBS, was additive, as the Fed’s continued support boosted performance in this sector. Exposures to both CMBS and ABS were also favorable for relative results. Our allocation to the 5-year portion of the curve detracted from performance as rates rose during the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

U.S. economic momentum remains positive, and while it appears that the global growth outlook is improving, EM remain at risk. With these factors in mind, the Fund ended the period with a moderately pro-cyclical risk posture. We believe the Fed will maintain an easy money policy with low interest rates and continued asset purchases for the balance of 2014. With this in mind we continue to be positioned with a short duration posture. We believe U.S. governments remain the most liquid sector and own select agency 3 year bonds as a reflection of this view. As of the end of the period, we maintained a reduced agency Mortgage Backed Security (MBS) position in the portfolio and we continue to favor auto, credit card, and equipment Asset Backed Securities (ABS) in addition to senior tranches of Commercial Mortgage Backed Securities (CMBS) deals. We believe the investment grade corporate bond market has strong

3

The Hartford Short Duration Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

credit fundamentals, and we continue to favor U.S. financials and industrials. We continue to favor bank loans over high yield.

Credit Exposure
as of April 30, 2014
Credit Rating *	Percentage of Net Assets
Aaa / AAA	21.6
Aa / AA	7.1
A	21.0
Baa / BBB	28.7
Ba / BB	14.0
B	9.9
Caa / CCC or Lower	0.1
Not Rated	0.2
Non-Debt Securities and Other Short-Term Instruments	1.1
Other Assets and Liabilities	(3.6)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type
as of April 30, 2014
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	20.0
Corporate Bonds	54.2
Municipal Bonds	1.0
Senior Floating Rate Interests	20.0
U.S. Government Agencies	6.9
U.S. Government Securities	0.4
Total	102.5
Short-Term Investments	1.1
Other Assets and Liabilities	(3.6)
Total	100.0%

4

The Hartford Short Duration Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 20.0%
Finance and Insurance - 19.4%
	Captive Auto Finance - 3.3%
	Ally Automotive Receivables Trust
$1,000	2.29%, 11/16/2015 ■	$1,002
	Ally Master Owner Trust
1,280	1.00%, 02/15/2018	1,285
2,695	1.54%, 09/15/2019	2,690
	American Credit Acceptance Receivables
1,450	1.45%, 04/16/2018 ■	1,456
	CarMax Automotive Owner Trust
395	1.50%, 08/15/2018	399
	Credit Acceptance Automotive Loan Trust
1,650	1.50%, 04/15/2021 ■	1,661
1,380	1.55%, 10/15/2021 ■	1,380
1,115	2.20%, 09/16/2019 ■	1,122
	Ford Credit Automotive Owner Trust
2,500	2.62%, 10/15/2016	2,555
	Ford Credit Floorplan Master Owner Trust
435	1.40%, 02/15/2019	434
	Harley-Davidson Motorcycle Trust
188	1.99%, 01/15/2016	188
	M&T Bank Automotive Receivables Trust
1,595	1.57%, 01/15/2017 ■	1,617
	Mercedes-Benz Master Owner Trust
1,560	0.79%, 11/15/2017 ■	1,564
	Motor plc
260	1.29%, 02/25/2020 ■	260
	Nissan Automotive Lease Trust
770	0.75%, 06/15/2016	772
	Prestige Automotive Receivables Trust
920	1.52%, 04/15/2020 ■	919
	Santander Drive Automotive Receivables Trust
1,960	3.64%, 05/15/2018	2,051
	SNAAC Automotive Receivables Trust
287	1.14%, 07/16/2018 ■	288
	World Omni Automotive Receivables Trust
1,500	2.33%, 09/15/2016	1,516
		23,159
	Captive Retail Finance - 0.3%
	Springleaf Funding Trust
2,125	2.41%, 12/15/2022 ■	2,122

	Credit Card Issuing - 0.6%
	American Express Credit Account Master Trust
2,072	0.77%, 05/15/2018	2,073
455	0.98%, 05/15/2019	455
	Master Credit Card Trust
1,365	0.78%, 04/21/2017 ■	1,367
		3,895
	Other Financial Investment Activities - 1.2%
	Apidos CLO
2,250	1.34%, 04/15/2025 ■Δ	2,212
1,495	1.71%, 04/17/2026 ■☼Δ	1,494
	Carlyle Global Market Strategies
870	1.38%, 04/18/2025 ■Δ	858
	ING Investment Management CLO Ltd.
1,455	1.74%, 04/18/2026 ■Δ	1,451
	Neuberger Berman CLO XIV Ltd.
1,470	1.74%, 03/01/2026 ■Δ	1,464
	New York City Tax Lien
643	1.19%, 11/10/2026 ■	643
		8,122
	Real Estate Credit (Mortgage Banking) - 13.8%
	Accredited Mortgage Loan Trust
1,151	0.49%, 01/25/2035 Δ	1,125
	Aegis Asset Backed Securities Trust
1,118	1.25%, 09/25/2034 Δ	1,103
	Atrium CDO Corp.
1,860	1.35%, 07/16/2025 ■Δ	1,836
	Babson CLO Ltd.
2,750	1.34%, 04/20/2025 ■Δ	2,706
	Bayview Commercial Asset Trust
5,236	3.32%, 01/25/2037 ■►	1
5,691	3.85%, 09/25/2037 ■►	396
	Bear Stearns Commercial Mortgage Securities, Inc.
1,805	5.41%, 12/11/2040	1,889
	CBA Commercial Small Balance Commercial Mortgage
4,590	5.90%, 01/25/2039 ■►	30
	Cent CLO L.P.
1,500	1.72%, 01/25/2026 ■Δ	1,495
	CFCRE Commercial Mortgage Trust
1,500	3.76%, 04/15/2044 ■	1,566
	Chesapeake Funding LLC
975	0.60%, 01/07/2025 ■Δ	976
	Chrysler Capital Automotive Rec Trust
975	0.91%, 04/16/2018 ■	978
	CIFC Funding Ltd.
2,125	1.39%, 04/16/2025 ■Δ	2,090
	Citigroup Commercial Mortgage Trust
1,691	0.69%, 09/10/2045	1,686
	Commercial Mortgage Pass-Through Certificates
898	0.67%, 11/15/2045	894
1,223	0.70%, 10/15/2045	1,219
893	0.82%, 08/15/2045	892
1,634	1.30%, 03/10/2047	1,630
1,160	1.34%, 07/10/2045	1,165
2,388	3.16%, 07/10/2046 ■	2,445
	Community or Commercial Mortgage Trust
1,313	1.28%, 08/10/2046	1,316
	Countrywide Asset-Backed Certificates
1,695	0.78%, 03/25/2035 Δ	1,691
	Credit Suisse Mortgage Capital Certificates
209	5.47%, 09/15/2039	226
	DBUBS Mortgage Trust
2,974	1.38%, 01/01/2021 ■►	96
1,345	3.64%, 08/10/2044	1,412
2,392	3.74%, 11/10/2046 ■	2,501
	First Franklin Mortgage Loan Trust
586	0.58%, 05/25/2035 Δ	583
	First Investors Automotive Owner Trust
1,822	1.23%, 03/15/2019 ■	1,831
	Ford Credit Automotive Lease Trust
560	0.76%, 09/15/2016	561
	Ford Credit Floorplan Master Owner Trust
1,070	0.70%, 06/15/2020 Δ	1,073
	GE Dealer Floorplan Master Note Trust
2,000	0.59%, 10/20/2017 Δ	2,005

The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 20.0% - (continued)
Finance and Insurance - 19.4% - (continued)
	Real Estate Credit (Mortgage Banking) - 13.8% - (continued)
	Granite Master Issuer plc
$1,387	0.23%, 12/20/2054 Δ	$1,372
	GS Mortgage Securities Corp. II
1,500	5.55%, 04/10/2038	1,593
	GS Mortgage Securities Trust
1,204	0.66%, 11/10/2045	1,199
804	1.21%, 07/10/2046	805
	Hasco HIM Trust
49	0.00%, 12/26/2035 ■●	—
	Hilton USA Trust
1,320	1.16%, 11/05/2030 ■Δ	1,321
	Home Equity Asset Trust
2,196	0.79%, 11/25/2034 Δ	2,179
	JP Morgan Chase Commercial Mortgage Securities Corp.
487	0.71%, 10/15/2045 Δ	487
1,537	1.30%, 01/15/2046	1,548
950	3.36%, 11/13/2044 ■	994
2,363	3.85%, 06/15/2043 ■	2,425
381	4.93%, 09/12/2037	381
2,000	5.24%, 12/15/2044 Δ	2,106
743	5.63%, 06/12/2041 Δ	745
1,745	5.84%, 04/15/2045 Δ	1,895
	Limerock CLO
2,000	1.73%, 04/18/2026 ■Δ	2,000
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■●	—
	Merrill Lynch Mortgage Trust
718	5.84%, 06/12/2050 Δ	736
	Merrill Lynch/Countrywide Commercial Mortgage Trust
122	5.11%, 12/12/2049	122
	Morgan Stanley ABS Capital I
1,395	0.91%, 01/25/2035 Δ	1,370
	Morgan Stanley BAML Trust
572	0.66%, 11/15/2045	570
	Morgan Stanley Capital I
1,326	3.22%, 07/15/2049	1,384
1,500	3.88%, 09/15/2047 ■	1,564
736	4.97%, 04/14/2040	740
2,325	4.99%, 08/13/2042	2,403
71	5.11%, 06/15/2040	72
	Morgan Stanley Re-Remic Trust
2,002	1.00%, 03/29/2051 ■	2,010
	National Credit Union Administration
492	1.60%, 10/29/2020	495
	Octagon Investment Partners
2,500	1.35%, 07/17/2025 ■Δ	2,458
	OHA Intrepid Leveraged Loan Fund Ltd.
1,369	1.15%, 04/20/2021 ■Δ	1,367
	Renaissance Home Equity Loan Trust
108	0.00%, 04/25/2037 ■●	—
	Residential Asset Securities Corp.
140	0.38%, 01/25/2036 Δ	139
1,515	5.39%, 07/25/2034	1,565
	Silverstone Master Issuer plc
415	1.78%, 01/21/2055 ■Δ	420
	Springleaf Mortgage Loan Trust
660	1.27%, 06/25/2058 ■	658
	Structured Agency Credit Risk Debt Notes
1,355	1.00%, 04/25/2024 Δ	1,357
631	1.15%, 02/25/2024 Δ	633
	Structured Asset Investment Loan Trust
526	0.72%, 04/25/2035 Δ	524
	Structured Asset Securities Corp.
1,163	0.30%, 02/25/2036 Δ	1,144
	UBS Commercial Mortgage Trust
1,153	1.03%, 05/10/2045	1,159
	UBS-Barclays Commercial Mortgage Trust
1,953	0.73%, 08/10/2049	1,940
	Wachovia Bank Commercial Mortgage Trust
61	4.50%, 10/15/2041	61
2,000	4.80%, 10/15/2041	2,024
1,105	4.94%, 04/15/2042	1,132
2,575	5.29%, 12/15/2044 Δ	2,719
1,500	5.48%, 04/15/2047	1,534
	Westlake Automobile Receivables Trust
1,200	1.12%, 07/15/2015 ■	1,204
	WF-RBS Commercial Mortgage Trust
2,024	0.67%, 11/15/2045	2,018
		95,989
	Whole Loan Residential - 0.2%
	Dryden Senior Loan Fund
1,460	1.59%, 04/18/2026 ■Δ	1,449

		134,736
Real Estate, Rental and Leasing - 0.2%
	Automotive Equipment Rental and Leasing - 0.2%
	ARI Fleet Lease Trust
621	0.45%, 01/15/2021 ■Δ	620
	Hertz Fleet Lease Funding L.P.
1,140	0.70%, 12/10/2027 ■Δ	1,143
		1,763
Transportation Equipment Manufacturing - 0.4%
	Railroad Rolling Stock Manufacturing - 0.4%
	GE Equipment Transportation LLC
2,500	0.92%, 09/25/2017	2,509

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $140,383)	$139,008

Corporate Bonds - 54.2%
Arts, Entertainment and Recreation - 1.5%
	Cable and Other Subscription Programming - 1.5%
	Comcast Corp.
$1,000	5.85%, 11/15/2015	$1,081
1,250	5.90%, 03/15/2016	1,369
	DirecTV Holdings LLC
915	1.75%, 01/15/2018	908
2,681	2.40%, 03/15/2017	2,751
	Echostar DBS Corp.
725	7.13%, 02/01/2016	792
	Time Warner Cable, Inc.
2,000	5.85%, 05/01/2017	2,266
	Viacom, Inc.
955	2.20%, 04/01/2019	952
		10,119

The accompanying notes are an integral part of these financial statements.

6

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 54.2% - (continued)
Beverage and Tobacco Product Manufacturing - 1.6%
	Beverage Manufacturing - 1.4%
	Anheuser-Busch InBev Worldwide, Inc.
$3,730	1.38%, 07/15/2017 ‡	$3,759
	Constellation Brands, Inc.
1,210	7.25%, 09/01/2016	1,361
	Diageo Capital plc
3,275	1.50%, 05/11/2017 ‡	3,312
	Molson Coors Brewing Co.
311	2.00%, 05/01/2017	316
	Pernod-Ricard S.A.
1,000	2.95%, 01/15/2017 ■	1,041
		9,789
	Tobacco Manufacturing - 0.2%
	Lorillard Tobacco Co.
180	2.30%, 08/21/2017	184
	Reynolds American, Inc.
1,300	1.05%, 10/30/2015	1,302
		1,486
		11,275
Chemical Manufacturing - 0.3%
	Agricultural Chemical Manufacturing - 0.3%
	Yara International ASA
1,750	5.25%, 12/15/2014 ■	1,795

	Other Chemical and Preparation Manufacturing - 0.0%
	Ecolab, Inc.
375	1.45%, 12/08/2017	374

		2,169
Computer and Electronic Product Manufacturing - 1.1%
	Communications Equipment Manufacturing - 0.1%
	eAccess Ltd.
500	8.25%, 04/01/2018 ■	544

	Computer and Peripheral Equipment Manufacturing - 0.8%
	Hewlett-Packard Co.
2,000	1.17%, 01/14/2019 Δ	2,004
1,090	2.75%, 01/14/2019	1,108
	SBA Tower Trust
1,300	2.24%, 04/15/2043 ■	1,279
1,310	2.93%, 12/15/2017 ■	1,330
		5,721
	Navigational, Measuring, and Control Instruments - 0.2%
	Thermo Fisher Scientific, Inc.
1,225	1.30%, 02/01/2017	1,226

		7,491
Electrical Equipment, Appliance Manufacturing - 0.4%
	Household Appliance Manufacturing - 0.4%
	Whirlpool Corp.
1,235	1.35%, 03/01/2017	1,235
1,400	2.40%, 03/01/2019	1,401
		2,636
Fabricated Metal Product Manufacturing - 0.2%
	Other Fabricated Metal Product Manufacturing - 0.2%
	Masco Corp.
1,450	4.80%, 06/15/2015	1,504

Finance and Insurance - 34.0%
	Activities Related To Credit Banking - 0.4%
	Total System Services, Inc.
725	2.38%, 06/01/2018	718
	Western Union Co.
1,250	1.23%, 08/21/2015 Δ	1,257
430	2.38%, 12/10/2015	440
		2,415
	Agencies, Brokerages and Other Insurance - 0.1%
	Marsh & McLennan Cos., Inc.
770	2.55%, 10/15/2018	782

	Captive Auto Finance - 1.6%
	American Honda Finance Corp.
675	1.60%, 02/16/2018 ■	673
	Chrysler Group LLC
2,690	8.00%, 06/15/2019 ■	2,946
	Harley-Davidson Financial Services, Inc.
1,385	1.15%, 09/15/2015 ■	1,392
810	3.88%, 03/15/2016 ■	853
	Hyundai Capital America
2,500	2.13%, 10/02/2017 ■	2,529
	Nissan Motor Acceptance Corp.
2,500	2.35%, 03/04/2019 ■	2,506
		10,899
	Commercial Banking - 4.5%
	Banco Santander Brasil S.A.
980	4.25%, 01/14/2016 ■	1,013
	Barclays Bank plc
2,500	6.05%, 12/04/2017 ■	2,831
	BNP Paribas
1,650	2.38%, 09/14/2017	1,695
2,000	2.70%, 08/20/2018	2,048
	DNB ASA
2,000	3.20%, 04/03/2017 ■	2,105
	HSBC Bank plc
1,775	0.88%, 05/15/2018 ■Δ	1,788
	Huntington National Bank
1,785	2.20%, 04/01/2019	1,772
	ING Bank N.V.
1,500	2.00%, 09/25/2015 ■	1,525
	Intesa Sanpaolo S.p.A.
1,500	3.13%, 01/15/2016	1,543
2,000	3.88%, 01/15/2019	2,080
	Key Bank NA
1,000	1.65%, 02/01/2018	996
2,000	4.95%, 09/15/2015	2,106
	Manufacturers & Traders Trust Co.
1,045	5.59%, 12/28/2020	1,070
	Santander Holdings USA, Inc.
715	3.00%, 09/24/2015	736
738	4.63%, 04/19/2016	789
	Svenska Handelsbanken AB
2,000	0.70%, 09/23/2016 Δ	2,010
1,000	3.13%, 07/12/2016	1,049
	Swedbank AB
1,800	1.75%, 03/12/2018 ■	1,787
	Union Bank NA
2,000	5.95%, 05/11/2016	2,199
		31,142

The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 54.2% - (continued)
Finance and Insurance - 34.0% - (continued)
	Depository Credit Banking - 8.5%
	Bank of America Corp.
$2,200	1.30%, 03/22/2018 Δ	$2,225
4,375	2.00%, 01/11/2018	4,383
2,500	2.65%, 04/01/2019	2,511
2,500	3.63%, 03/17/2016 ‡	2,619
	Bank of Montreal
1,500	0.75%, 07/15/2016 Δ	1,510
1,500	0.83%, 04/09/2018 Δ	1,509
1,500	2.38%, 01/25/2019	1,515
	Bank of New York Mellon Corp.
1,500	1.97%, 06/20/2017 Δ	1,532
	Bank of Nova Scotia
1,000	0.75%, 07/15/2016 Δ	1,004
1,500	1.38%, 12/18/2017	1,493
	BB&T Corp.
2,000	0.89%, 02/01/2019 Δ	2,010
1,245	1.09%, 06/15/2018 ‡Δ	1,264
815	1.60%, 08/15/2017	819
	Citigroup, Inc.
1,250	1.25%, 01/15/2016	1,257
2,000	2.55%, 04/08/2019	1,999
2,479	3.95%, 06/15/2016	2,626
2,000	5.50%, 02/15/2017	2,207
	Fifth Third Bancorp
4,250	2.38%, 04/25/2019	4,265
	HSBC USA, Inc.
3,590	1.63%, 01/16/2018 ‡	3,580
	PNC Bank NA
2,500	1.15%, 11/01/2016	2,511
	PNC Funding Corp.
907	2.70%, 09/19/2016	943
	Skandinaviska Enskilda Banken AB
1,250	1.75%, 03/19/2018 ■	1,241
1,545	2.38%, 11/20/2018 ■	1,555
	SunTrust Banks, Inc.
1,750	2.50%, 05/01/2019 ☼	1,755
	Toronto-Dominion Bank
2,000	1.13%, 05/02/2017 ☼	1,997
	U.S. Bancorp
2,250	1.65%, 05/15/2017	2,279
	Wells Fargo & Co.
1,000	0.69%, 04/22/2019 Δ	1,002
2,035	1.50%, 01/16/2018	2,021
1,000	2.10%, 05/08/2017	1,025
2,000	2.13%, 04/22/2019	1,987
		58,644
	Insurance Carriers - 2.3%
	Aetna, Inc.
2,135	1.50%, 11/15/2017	2,141
	CIGNA Corp.
503	2.75%, 11/15/2016	525
	CNA Financial Corp.
2,000	6.50%, 08/15/2016	2,248
	ING US, Inc.
2,250	2.90%, 02/15/2018	2,322
	MetLife Global Funding I
1,480	1.50%, 01/10/2018 ■	1,465
	New York Life Global Funding
2,000	2.45%, 07/14/2016 ■	2,072
	Principal Financial Group, Inc.
365	1.85%, 11/15/2017	367
	Principal Life Global Funding II
1,700	1.13%, 02/24/2017 ■	1,691
	Prudential Financial, Inc.
2,000	1.02%, 08/15/2018 Δ	2,002
	QBE Insurance Group Ltd.
390	2.40%, 05/01/2018 ■	383
	Wellpoint, Inc.
1,000	2.38%, 02/15/2017	1,022
		16,238
	International Trade Financing (Foreign Banks) - 3.1%
	BPCE S.A.
3,500	1.09%, 02/10/2017 ‡Δ	3,520
1,390	2.50%, 12/10/2018	1,400
	Corporacion Andina De Fomento
1,500	3.75%, 01/15/2016	1,567
	Credit Agricole S.A.
2,500	1.08%, 10/03/2016 ■Δ	2,519
	Royal Bank of Canada
1,500	1.50%, 01/16/2018	1,494
	Royal Bank of Scotland Group plc
2,000	1.88%, 03/31/2017	2,011
	Societe Generale
2,395	2.63%, 10/01/2018	2,430
	Standard Chartered plc
3,570	3.20%, 05/12/2016 ■‡	3,728
	TSMC Global Ltd.
2,800	1.63%, 04/03/2018 ■	2,754
		21,423
	Monetary Authorities - Central Bank - 1.2%
	ABN Amro Bank N.V.
1,500	1.38%, 01/22/2016 ■	1,512
1,429	4.25%, 02/02/2017 ■	1,535
	Deutsche Bank AG London
2,000	0.85%, 02/13/2017 Δ	2,010
	Lloyds Bank plc
980	2.30%, 11/27/2018	987
820	4.20%, 03/28/2017	887
	Lloyds Banking Group plc
1,500	4.38%, 01/12/2015 ■	1,540
		8,471
	Nondepository Credit Banking - 4.9%
	American Express Credit Corp.
1,000	0.78%, 03/18/2019 Δ	1,006
2,000	2.80%, 09/19/2016	2,089
	Capital One Bank
1,300	1.15%, 11/21/2016	1,302
	Capital One Financial Corp.
1,190	2.45%, 04/24/2019	1,193
	CIT Group, Inc.
2,500	4.25%, 08/15/2017	2,619
1,250	5.00%, 05/15/2017	1,336
	Ford Motor Credit Co. LLC
1,700	1.06%, 03/12/2019 Δ	1,706
3,500	2.38%, 01/16/2018	3,550

The accompanying notes are an integral part of these financial statements.

8

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 54.2% - (continued)
Finance and Insurance - 34.0% - (continued)
	Nondepository Credit Banking - 4.9% - (continued)
	General Electric Capital Corp.
$3,000	0.94%, 04/02/2018 Δ	$3,036
2,000	1.00%, 01/08/2016	2,013
3,000	2.30%, 04/27/2017	3,094
1,250	2.90%, 01/09/2017	1,310
	General Motors Financial Co., Inc.
2,250	4.75%, 08/15/2017	2,407
	General Motors, Inc.
2,500	3.50%, 10/02/2018 ■	2,553
	SLM Corp.
750	3.88%, 09/10/2015	772
	Toyota Motor Credit Corp.
900	1.25%, 10/05/2017	900
1,750	1.75%, 05/22/2017	1,779
1,500	2.00%, 10/24/2018	1,509
		34,174
	Other Financial Investment Activities - 0.7%
	BP Capital Markets plc
1,750	0.87%, 09/26/2018 Δ	1,764
2,250	1.85%, 05/05/2017	2,293
	Xstrata Finance Canada Ltd.
1,000	2.85%, 11/10/2014 ■	1,008
		5,065
	Real Estate Credit (Mortgage Banking) - 0.3%
	Abbey National Treasury Services plc
2,300	3.05%, 08/23/2018 ‡	2,396

	Real Estate Investment Trust (REIT) - 1.5%
	Health Care, Inc. REIT
1,010	2.25%, 03/15/2018	1,022
688	3.63%, 03/15/2016	722
	Host Hotels & Resorts L.P.
1,250	6.00%, 11/01/2020	1,371
	Simon Property Group, Inc.
1,965	1.50%, 02/01/2018 ■	1,942
	Ventas Realty L.P.
570	1.25%, 04/17/2017	568
1,750	1.55%, 09/26/2016	1,768
3,000	2.00%, 02/15/2018	3,013
		10,406
	Sales Financing - 0.3%
	Imperial Tobacco Finance plc
2,000	2.05%, 02/11/2018 ■	1,995

	Securities and Commodity Contracts and Brokerage - 4.6%
	Goldman Sachs Group, Inc.
4,000	1.34%, 11/15/2018 Δ	4,041
2,500	2.38%, 01/22/2018	2,529
1,279	3.63%, 02/07/2016	1,337
	JP Morgan Chase & Co.
3,000	1.35%, 02/15/2017	3,006
1,100	1.63%, 05/15/2018	1,088
3,000	1.80%, 01/25/2018	2,997
1,500	2.00%, 08/15/2017	1,522
	Macquarie Group Ltd.
2,500	3.00%, 12/03/2018 ■	2,538
	Merrill Lynch & Co., Inc.
2,000	6.05%, 05/16/2016	2,182
	Morgan Stanley
2,000	1.08%, 01/24/2019 Δ	2,007
3,500	1.51%, 04/25/2018 Δ	3,573
2,000	3.80%, 04/29/2016	2,104
	UBS AG Stamford CT
2,500	5.88%, 07/15/2016	2,750
		31,674
		235,724
Food Manufacturing - 0.6%
	Animal Slaughtering and Processing - 0.1%
	ConAgra Foods, Inc.
345	1.90%, 01/25/2018	344

	Other Food Manufacturing - 0.4%
	Mondelez International, Inc.
3,000	0.76%, 02/01/2019 Δ	2,996

	Sugar and Confectionery Product Manufacturing - 0.1%
	Wrigley Jr., William Co.
720	1.40%, 10/21/2016 ■	725

		4,065
Furniture and Related Product Manufacturing - 0.1%
	Household, Institution Furniture, Kitchen Cabinet - 0.1%
	Newell Rubbermaid, Inc.
355	2.05%, 12/01/2017	356

Health Care and Social Assistance - 1.6%
	Drugs and Druggists' Sundries Merchant Wholesalers - 0.1%
	Cardinal Health, Inc.
370	1.70%, 03/15/2018	368

	General Medical and Surgical Hospitals - 0.0%
	Catholic Health Initiatives
195	1.60%, 11/01/2017	191

	Health and Personal Care Stores - 0.3%
	CVS Caremark Corp.
1,980	1.20%, 12/05/2016	1,992

	Pharmaceutical and Medicine Manufacturing - 1.0%
	Express Scripts Holding Co.
1,465	2.10%, 02/12/2015	1,482
	Mylan, Inc.
2,500	1.35%, 11/29/2016	2,508
2,000	6.00%, 11/15/2018 ■	2,105
	Perrigo Co. Ltd.
800	1.30%, 11/08/2016 ■	798
		6,893
	Scientific Research and Development Services - 0.2%
	Laboratory Corp. of America Holdings
1,411	2.20%, 08/23/2017	1,433

		10,877

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 54.2% - (continued)
Information - 2.7%
	Cable and Other Program Distribution - 0.2%
	Columbus International, Inc.
$400	7.38%, 03/30/2021 ■	$418
	Nara Cable Funding Ltd.
1,250	8.88%, 12/01/2018 ■	1,350
		1,768
	Data Processing Services - 0.1%
	Affiliated Computer Services, Inc.
1,000	5.20%, 06/01/2015	1,046

	Satellite Telecommunications - 0.0%
	Inmarsat Finance plc
210	7.38%, 12/01/2017 ■	218

	Software Publishers - 0.4%
	Thomson Reuters Corp.
2,500	1.30%, 02/23/2017	2,510

	Telecommunications - Wired Carriers - 1.2%
	AT&T, Inc.
1,500	2.40%, 08/15/2016 ‡	1,548
	British Telecommunications plc
1,785	1.25%, 02/14/2017	1,786
1,430	1.63%, 06/28/2016	1,450
	Deutsche Telekom International Finance B.V.
3,000	3.13%, 04/11/2016 ■‡	3,124
	Videotron Ltee
123	9.13%, 04/15/2018	127
		8,035
	Telecommunications - Wireless Carriers - 0.4%
	America Movil S.A.B. de C.V.
1,200	2.38%, 09/08/2016	1,234
	MetroPCS Wireless, Inc.
1,500	7.88%, 09/01/2018	1,586
		2,820
	Wireless Communications Services - 0.4%
	Verizon Communications, Inc.
2,355	3.65%, 09/14/2018	2,514

		18,911
Mining - 1.5%
	Metal Ore Mining - 1.1%
	Freeport-McMoRan Copper & Gold, Inc.
1,015	2.38%, 03/15/2018	1,021
	Glencore Funding LLC
3,000	1.39%, 05/27/2016 ■Δ	3,016
	Rio Tinto Finance USA Ltd.
2,050	2.00%, 03/22/2017	2,093
	Teck Resources Ltd.
1,500	2.50%, 02/01/2018	1,515
		7,645
	Nonmetallic Mineral Mining and Quarrying - 0.4%
	Glencore Funding LLC
891	3.13%, 04/29/2019 ■	891
	Vale Overseas Ltd.
1,720	6.25%, 01/23/2017	1,924
		2,815
		10,460
Miscellaneous Manufacturing - 0.2%
	Aerospace Product and Parts Manufacturing - 0.2%
	Textron, Inc.
1,500	4.63%, 09/21/2016	1,614

Motor Vehicle and Parts Manufacturing - 1.0%
	Motor Vehicle Manufacturing - 0.7%
	Daimler Finance NA LLC
2,500	1.10%, 08/01/2018 ■Δ	2,527
2,000	1.88%, 01/11/2018 ■	2,008
		4,535
	Motor Vehicle Parts Manufacturing - 0.3%
	TRW Automotive, Inc.
1,980	7.25%, 03/15/2017 ■	2,277

		6,812
Petroleum and Coal Products Manufacturing - 1.5%
	Oil and Gas Extraction - 1.3%
	Devon Energy Corp.
3,500	0.77%, 12/15/2016 ‡Δ	3,511
	Petrobras Global Finance Co.
1,250	2.00%, 05/20/2016	1,248
	Petrobras International Finance Co.
1,100	3.88%, 01/27/2016	1,133
1,000	6.13%, 10/06/2016	1,082
	Total Capital Canada Ltd.
685	1.45%, 01/15/2018	683
	Total Capital International S.A.
1,155	1.55%, 06/28/2017	1,169
		8,826
	Petroleum and Coal Products Manufacturing - 0.1%
	Schlumberger Norge AS
925	1.25%, 08/01/2017 ■	919

	Support Activities For Mining - 0.1%
	Transocean, Inc.
565	2.50%, 10/15/2017	575

		10,320
Pipeline Transportation - 0.5%
	Pipeline Transportation of Crude Oil - 0.4%
	Enbridge, Inc.
2,500	0.88%, 10/01/2016 Δ	2,509

	Pipeline Transportation of Natural Gas - 0.1%
	Enterprise Products Operating LLC
235	1.25%, 08/13/2015	236
	Kinder Morgan Energy Partners L.P.
790	3.50%, 03/01/2016	825
		1,061
		3,570
Primary Metal Manufacturing - 0.4%
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.4%
	ArcelorMittal
1,380	4.25%, 02/25/2015 - 03/01/2016	1,412
1,000	9.50%, 02/15/2015	1,060
		2,472

The accompanying notes are an integral part of these financial statements.

10

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Corporate Bonds - 54.2% - (continued)
Real Estate, Rental and Leasing - 1.9%
	Activities Related To Real Estate - 0.2%
	Kennedy-Wilson, Inc.
$1,400	8.75%, 04/01/2019	$1,530

	Automotive Equipment Rental and Leasing - 0.6%
	Enterprise Rent-a-Car Finance Corp.
1,050	1.40%, 04/15/2016 ■	1,056
	Ryder System, Inc.
1,070	3.15%, 03/02/2015	1,092
	United Rentals North America, Inc.
2,095	5.75%, 07/15/2018	2,242
		4,390
	Industrial Machinery and Equipment Rental and Leasing - 1.1%
	Air Lease Corp.
2,500	4.50%, 01/15/2016	2,631
	GATX Corp.
1,145	1.25%, 03/04/2017	1,139
	International Lease Finance Corp.
3,250	6.75%, 09/01/2016 ■	3,616
		7,386
		13,306
Retail Trade - 1.2%
	Automotive Parts, Accessories and Tire Stores - 0.3%
	Eaton Corp.
2,000	1.50%, 11/02/2017	2,003

	Grocery Stores - 0.4%
	Kroger (The) Co.
1,750	0.76%, 10/17/2016 Δ	1,754
1,250	7.00%, 05/01/2018	1,467
		3,221
	Other General Merchandise Stores - 0.3%
	Dollar General Corp.
2,000	1.88%, 04/15/2018	1,985

	Other Miscellaneous Store Retailers - 0.2%
	Amazon.com, Inc.
1,385	1.20%, 11/29/2017	1,375

		8,584
Truck Transportation - 0.3%
	Specialized Freight Trucking - 0.3%
	Penske Truck Leasing Co.
2,000	2.50%, 03/15/2016 ■	2,056
45	2.88%, 07/17/2018 ■	46
		2,102
Utilities - 0.8%
	Electric Generation, Transmission and Distribution - 0.8%
	Ameren Illinois Co.
1,000	9.75%, 11/15/2018	1,307
	American Electric Power Co., Inc.
500	1.65%, 12/15/2017	500
	Dominion Resources, Inc.
2,500	1.05%, 11/01/2016 ■	2,490
	Duke Energy Corp.
790	1.63%, 08/15/2017	797
	Duke Energy Indiana, Inc.
570	0.58%, 07/11/2016 Δ	571
		5,665
Wholesale Trade - 0.8%
	Beer, Wine, Distilled Alcoholic Beverage Wholesalers - 0.4%
	SABMiller Holdings, Inc.
2,500	0.93%, 08/01/2018 ■Δ	2,519

	Electrical Goods Wholesalers - 0.1%
	Arrow Electronics, Inc.
630	3.00%, 03/01/2018	646

	Machinery, Equipment and Supplies Wholesalers - 0.3%
	Pentair Finance S.A.
2,265	1.35%, 12/01/2015	2,283

		5,448
	Total Corporate Bonds
	(Cost $369,826)	$375,480

Municipal Bonds - 1.0%
	General Obligations - 0.3%
	Illinois State GO
$2,200	4.96%, 03/01/2016	$2,348
45	5.88%, 03/01/2019	50
		2,398
	Miscellaneous - 0.5%
	Florida ST Hurricane Catastrophe Fund
2,775	1.30%, 07/01/2016	2,805
	New Jersey State Econ DA Lease Rev
365	2.44%, 02/15/2018 ○	334
		3,139
	Waste Disposal - 0.2%
	Gloucester County New Jersey Import Auth
1,300	2.50%, 12/01/2029 Δ	1,355

	Total Municipal Bonds
	(Cost $6,778)	$6,892

Senior Floating Rate Interests ♦ - 20.0%
Accommodation and Food Services - 0.3%
	Traveler Accommodation - 0.3%
	Four Seasons Holdings, Inc.
$294	3.50%, 06/29/2020	$292
	Hilton Worldwide Holdings, Inc.
1,874	3.50%, 10/26/2020	1,865
		2,157
Administrative Waste Management and Remediation - 0.6%
	Business Support Services - 0.5%
	Acosta, Inc.
1,990	4.25%, 03/02/2018	1,992
	Filtration Group, Inc.
299	4.50%, 11/20/2020	301
	TransUnion LLC
1,426	4.00%, 04/09/2021	1,418
		3,711
	Waste Treatment and Disposal - 0.1%
	ADS Waste Holdings, Inc.
553	3.75%, 10/09/2019	549

		4,260

The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Senior Floating Rate Interests ♦ - 20.0% - (continued)
Air Transportation - 0.5%
	Scheduled Air Transportation - 0.5%
	AMR Corp.
$1,610	3.75%, 06/27/2019	$1,605
	AWAS Finance Luxembourg S.A.
278	3.50%, 06/10/2016	277
	Delta Air Lines, Inc.
286	3.50%, 10/18/2018	285
	Delta Air Lines, Inc., Term Loan
1,522	3.50%, 04/20/2017	1,516
		3,683
Apparel Manufacturing - 0.2%
	Apparel Knitting Mills - 0.2%
	PVH Corp.
1,687	3.25%, 02/13/2020	1,691

Arts, Entertainment and Recreation - 1.7%
	Amusement Parks and Arcades - 0.1%
	Cedar Fair L.P.
511	3.25%, 03/06/2020	512

	Cable and Other Subscription Programming - 0.1%
	CSC Holdings, Inc.
213	2.65%, 04/17/2020	210
	Numericable
820	3.98%, 04/23/2020 ☼	819
		1,029
	Gambling Industries - 0.5%
	MGM Resorts International
1,915	3.50%, 12/20/2019	1,902
	Seminole (The) Tribe of Florida, Inc.
507	3.00%, 04/29/2020	504
	Station Casinos LLC
901	4.25%, 03/02/2020	901
		3,307
	Newspaper, Periodical, Book and Database Publisher - 0.3%
	Tribune Co.
2,115	4.00%, 12/27/2020	2,109

	Other Amusement and Recreation Industries - 0.1%
	Warner Music Group Corp.
408	3.75%, 07/01/2020	404

	Radio and Television Broadcasting - 0.3%
	Univision Communications, Inc., Term Loan C3
302	4.00%, 03/01/2020	300
	Univision Communications, Inc., Term Loan C4
1,980	4.00%, 03/01/2020	1,971
		2,271
	Spectator Sports - 0.3%
	Formula One Holdings
783	4.50%, 04/30/2019	784
	Penn National Gaming, Inc.
1,087	3.25%, 10/30/2020	1,084
		1,868
		11,500
Beverage and Tobacco Product Manufacturing - 0.1%
	Beverage Manufacturing - 0.1%
	Constellation Brands, Inc.
466	2.75%, 06/05/2020	467

Chemical Manufacturing - 0.7%
	Basic Chemical Manufacturing - 0.4%
	Huntsman International LLC
915	10/15/2020 ◊☼	912
	Minerals Technologies, Inc.
715	04/14/2021 ◊☼	716
	Pinnacle Operating Corp.
822	3.25%, 04/29/2020	814
		2,442
	Other Chemical and Preparations Manufacturing - 0.2%
	Cytec Industries, Inc.
37	4.50%, 10/03/2019	37
	Ineos US Finance LLC
1,231	3.75%, 05/04/2018	1,219
	MacDermid, Inc.
293	4.00%, 06/07/2020	292
	Monarch, Inc.
72	4.50%, 10/03/2019	72
		1,620
	Resin, Synthetic Rubber & Filaments - 0.1%
	Exopack LLC
449	5.25%, 05/08/2019	452

		4,514
Computer and Electronic Product Manufacturing - 0.7%
	Computer and Peripheral - 0.2%
	Bally Technologies, Inc.
493	4.25%, 11/25/2020	493
	CDW LLC
1,046	3.25%, 04/29/2020	1,033
		1,526
	Semiconductor, Electronic Components - 0.5%
	Avago Technologies Ltd.
1,345	04/16/2021 ◊☼	1,349
	Freescale Semiconductor, Inc.
1,852	4.25%, 02/28/2020	1,849
378	5.00%, 01/15/2021	380
		3,578
		5,104
Educational Services - 0.1%
	Educational Support Services - 0.1%
	Bright Horizons Family Solutions, Inc.
509	4.00%, 01/30/2020	510

Finance and Insurance - 1.7%
	Agencies, Brokerages and Other Insurance - 0.3%
	Hub International Ltd.
1,771	4.25%, 10/02/2020	1,767

	Captive Auto Finance - 0.4%
	Chrysler Group LLC
625	3.25%, 12/31/2018	620
2,185	3.50%, 05/24/2017	2,181
		2,801

The accompanying notes are an integral part of these financial statements.

12

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Senior Floating Rate Interests ♦ - 20.0% - (continued)
Finance and Insurance - 1.7% - (continued)
	Insurance Carriers - 0.3%
	Asurion LLC
$2,049	5.00%, 05/24/2019	$2,050

	Other Financial Investment Activities - 0.5%
	EFS Cogen Holdings I LLC
346	3.75%, 12/17/2020	346
	Nuveen Investments, Inc.
2,000	4.15%, 05/13/2017	1,999
	Santander Asset Management S.A.
1,067	4.25%, 12/17/2020	1,064
		3,409
	Securities, Commodities and Brokerage - 0.2%
	RPI Finance Trust
1,555	3.25%, 11/09/2018	1,555

		11,582
Food Manufacturing - 0.7%
	Animal Slaughtering and Processing - 0.2%
	JBS USA LLC
1,478	3.75%, 09/18/2020	1,471

	Other Food Manufacturing - 0.5%
	Darling International, Inc.
970	3.25%, 01/06/2021	965
	H.J. Heinz Co.
1,370	3.50%, 06/05/2020	1,371
	U.S. Foodservice, Inc.
809	4.50%, 03/31/2019	809
		3,145
		4,616
Food Services - 0.2%
	Full-Service Restaurants - 0.2%
	ARAMARK Corp.
62	3.67%, 07/26/2016	61
	Pinnacle Foods Group LLC
1,194	3.25%, 04/29/2020	1,183
		1,244
Furniture and Related Product Manufacturing - 0.2%
	Household, Institution Furniture, Kitchen Cabinet - 0.2%
	AOT Bedding Super Holdings LLC
1,191	4.25%, 10/01/2019	1,191

Health Care and Social Assistance - 2.1%
	General Medical and Surgical Hospitals - 0.3%
	Community Health Systems, Inc.
474	4.25%, 01/27/2021	475
	HCA, Inc.
1,001	2.90%, 03/31/2017	999
293	2.98%, 05/01/2018	293
		1,767
	Medical and Diagnostic Laboratories - 0.2%
	American Renal Holdings, Inc.
1,267	4.50%, 08/20/2019	1,260

	Medical Equipment and Supplies Manufacturing - 0.0%
	Biomet, Inc.
328	3.66%, 07/25/2017	328

	Outpatient Care Centers - 0.1%
	DaVita, Inc.
301	4.00%, 11/01/2019	302
	US Renal Care, Inc.
199	4.25%, 07/03/2019	198
		500
	Pharmaceutical and Medicine Manufacturing - 1.0%
	Alere, Inc.
1,711	4.25%, 06/30/2017	1,710
	Alkermes, Inc.
2,962	3.50%, 09/25/2019	2,948
	Immucor, Inc.
1,606	5.00%, 08/19/2018	1,605
	Salix Pharmaceuticals Ltd.
800	4.25%, 01/02/2020	802
		7,065
	Scientific Research and Development Services - 0.5%
	Grifols Worldwide Operations USA, Inc.
1,000	3.15%, 02/27/2021	995
	IMS Health, Inc.
1,672	3.50%, 03/17/2021	1,664
	Valeant Pharmaceuticals International, Inc.
892	3.75%, 08/05/2020	892
		3,551
		14,471
Health Care Providers and Services - 0.1%
	Health Care Facilities - 0.1%
	Multiplan, Inc.
600	4.00%, 03/31/2021	596

Information - 3.4%
	Cable and Other Program Distribution - 0.7%
	Cabovisao-Televisao Por Cabo S.A.
1,017	5.50%, 07/02/2019	1,035
	Charter Communications Operating LLC
1,817	3.00%, 07/01/2020 - 01/03/2021	1,788
	Virgin Media Finance plc
2,025	3.50%, 06/07/2020	2,010
		4,833
	Data Processing Services - 0.4%
	Emdeon, Inc.
1,575	3.75%, 11/02/2018	1,571
	First Data Corp.
515	4.15%, 09/24/2018	514
	La Quinta Intermediate Holdings
985	4.00%, 04/14/2021	983
		3,068
	Satellite Telecommunications - 0.2%
	Telesat Canada
1,612	3.50%, 03/28/2019	1,607

	Software Publishers - 0.8%
	Activision Blizzard, Inc.
1,695	3.25%, 10/12/2020	1,693
	Kronos, Inc.
1,031	4.50%, 10/30/2019	1,032
	Lawson Software, Inc.
811	3.75%, 06/03/2020	804

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Senior Floating Rate Interests ♦ - 20.0% - (continued)
Information - 3.4% - (continued)
	Software Publishers - 0.8% - (continued)
	MISYS plc
$1,729	5.00%, 12/12/2018	$1,738
		5,267
	Telecommunications - Other - 0.8%
	Intelsat Jackson Holdings S.A.
2,128	3.75%, 06/30/2019	2,126
	Level 3 Communications, Inc.
1,739	4.00%, 08/01/2019 - 01/15/2020	1,740
	Nine Entertainment Group Ltd.
525	3.25%, 02/05/2020	517
	Ziggo B.V., Term Loan B1
305	3.25%, 01/15/2022 ☼	300
	Ziggo B.V., Term Loan B2
197	3.25%, 01/15/2022 ☼	193
	Ziggo B.V., Term Loan B3
323	01/15/2022 ◊☼	317
		5,193
	Telecommunications - Wireless Carriers - 0.5%
	Alcatel-Lucent
819	4.50%, 01/30/2019	819
	Crown Castle International Corp.
599	3.25%, 01/31/2021	596
	Syniverse Holdings, Inc.
2,051	4.00%, 04/23/2019	2,045
		3,460
		23,428
Media - 0.0%
	Broadcasting - 0.0%
	Media General, Inc.
336	4.25%, 07/31/2020	336

Mining - 0.5%
	Metal Ore Mining - 0.5%
	Fortescue Metals Group Ltd.
3,462	4.25%, 06/28/2019	3,459

Miscellaneous Manufacturing - 0.5%
	Aerospace Product and Parts Manufacturing - 0.4%
	DigitalGlobe, Inc.
1,030	3.75%, 01/31/2020	1,030
	Hamilton Sundstrand Corp.
974	4.00%, 12/13/2019	971
	TransDigm Group, Inc.
752	3.75%, 02/28/2020	747
		2,748
	Miscellaneous Manufacturing - 0.1%
	Reynolds Group Holdings, Inc.
904	4.00%, 11/30/2018	903

		3,651
Motor Vehicle and Parts Manufacturing - 0.1%
	Motor Vehicle Parts Manufacturing - 0.1%
	Tomkins LLC
971	3.75%, 09/29/2016	971

Other Services - 0.7%
	Commercial/Industrial Machine and Equipment - 0.7%
	Gardner Denver, Inc.
1,990	4.25%, 07/30/2020	1,986
	Rexnord LLC
2,648	4.00%, 08/21/2020	2,635
		4,621
Petroleum and Coal Products Manufacturing - 0.8%
	Oil and Gas Extraction - 0.8%
	Crosby Worldwide Ltd.
2,025	4.00%, 11/23/2020	2,014
	Everest Acquisition LLC
490	3.50%, 05/24/2018	487
	Fieldwood Energy LLC
667	3.88%, 09/28/2018	665
	MEG Energy Corp.
1,728	3.75%, 03/31/2020	1,727
	Pacific Drilling S.A.
283	4.50%, 06/03/2018	282
	Samson Investment Co.
410	5.00%, 09/25/2018	409
		5,584
Plastics and Rubber Products Manufacturing - 0.7%
	Plastics Product Manufacturing - 0.6%
	Berry Plastics Group, Inc.
3,119	3.50%, 02/08/2020	3,086
	Entegros, Inc.
1,045	03/05/2021 ◊☼	1,036
		4,122
	Rubber Manufacturing - 0.1%
	Goodyear (The) Tire & Rubber Co.
1,000	4.75%, 04/30/2019	1,004

		5,126
Primary Metal Manufacturing - 0.4%
	Alumina and Aluminum Production and Processing - 0.4%
	Novelis, Inc.
2,855	3.75%, 03/10/2017	2,846

Real Estate, Rental and Leasing - 0.2%
	Activities Related To Real Estate - 0.0%
	Realogy Group LLC
168	3.75%, 03/05/2020	168

	Consumer Goods Rental - 0.1%
	Fly Leasing Ltd.
558	4.50%, 08/09/2019	559

	Industrial Machinery and Equipment Rental and Leasing - 0.1%
	International Lease Finance Corp.
685	3.50%, 03/06/2021	682

		1,409
Retail Trade - 1.4%
	Building Material and Supplies Dealers - 0.3%
	American Builders & Contractors Supply Co., Inc.
234	3.50%, 04/16/2020	232
	Quikrete (The) Companies, Inc.
1,055	4.00%, 09/28/2020	1,053

The accompanying notes are an integral part of these financial statements.

14

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Senior Floating Rate Interests ♦ - 20.0% - (continued)
Retail Trade - 1.4% - (continued)
	Building Material and Supplies Dealers - 0.3% - (continued)
	Southwire Co.
$810	3.25%, 02/10/2021	$808
		2,093
	Department Stores - 0.3%
	Neiman Marcus (The) Group, Inc.
2,209	4.25%, 10/25/2020	2,202

	Grocery Stores - 0.0%
	Supervalu, Inc.
368	4.50%, 03/21/2019	367

	Home Furnishing Stores - 0.2%
	Armstrong World Industries, Inc.
1,436	3.50%, 03/15/2020	1,435

	Other General Merchandise Stores - 0.3%
	99 Cents Only Stores
433	4.50%, 01/11/2019	433
	BJ's Wholesale Club, Inc.
1,995	4.50%, 09/26/2019	1,991
		2,424
	Other Miscellaneous Store Retailers - 0.2%
	Rite Aid Corp.
1,089	3.50%, 02/21/2020	1,087

	Sporting Goods, Hobby and Musical Instrument Store - 0.1%
	Michaels Stores, Inc.
436	3.75%, 01/28/2020	435

		10,043
Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Spotless Group
692	5.00%, 10/02/2018	692

Utilities - 1.3%
	Electric Generation, Transmission and Distribution - 1.3%
	AES (The) Corp.
1,507	3.75%, 06/01/2018	1,509
	Calpine Corp.
1,207	4.00%, 10/09/2019	1,206
	Energy Transfer Equity L.P.
2,007	3.25%, 12/02/2019	1,984
	NRG Energy, Inc.
2,361	2.75%, 07/01/2018	2,334
	Sandy Creek Energy Associates L.P.
1,496	5.00%, 11/09/2020	1,499
	Star West Generation LLC
426	4.25%, 03/13/2020	426
		8,958
	Total Senior Floating Rate Interests
	(Cost $138,623)	$138,710

U.S. Government Agencies - 6.9%
	FHLMC - 0.7%
$12,589	1.66%, 07/25/2021 ►	$1,219
14,119	2.00%, 08/25/2018 ►	1,046
2,465	3.50%, 04/01/2027	2,594
		4,859
	FNMA - 6.0%
11,000	0.50%, 03/30/2016	11,013
14,000	3.00%, 05/15/2029 - 06/15/2029 ☼	14,428
15,268	3.50%, 12/01/2026 - 05/15/2029 ☼	16,085
		41,526
	GNMA - 0.2%
771	5.00%, 08/20/2039	839
550	6.50%, 05/16/2031	617
		1,456
	Total U.S. Government Agencies
	(Cost $47,301)	$47,841

U.S. Government Securities - 0.4%
Other Direct Federal Obligations - 0.4%
	FHLB - 0.4%
$3,000	0.38%, 08/28/2015	$3,009

	Total U.S. Government Securities
	(Cost $3,001)	$3,009

	Total Long-Term Investments
	(Cost $705,912)	$710,940

Short-Term Investments - 1.1%
	Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $322, collateralized by GNMA 4.00%, 2044, value of $329)
$322	0.05%, 4/30/2014	$322
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$1,602, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$1,634)
1,602	0.04%, 4/30/2014	1,602
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $567, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $578)
567	0.04%, 4/30/2014	567
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $1,403, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 -
	2023, value of $1,431)
1,403	0.04%, 4/30/2014	1,403
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $853, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $870)
853	0.05%, 4/30/2014	853

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 1.1% - (continued)
Repurchase Agreements - 1.1% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $701, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $715)
$701	0.04%, 4/30/2014		$701
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$1,949, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $1,988)
1,949	0.05%, 4/30/2014		1,949
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $10, collateralized by U.S. Treasury Note 2.13%, 2015, value of $10)
10	0.04%, 4/30/2014		10
			7,407
	Total Short-Term Investments
	(Cost $7,407)		$7,407

	Total Investments
	(Cost $713,319) ▲	103.6%	$718,347
	Other Assets and Liabilities	(3.6)%	(25,197)
	Total Net Assets	100.0%	$693,150

The accompanying notes are an integral part of these financial statements.

16

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $713,319 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,722
Unrealized Depreciation	(2,694)
Net Unrealized Appreciation	$5,028

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $31,194 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $153,587, which represents 22.2% of total net assets.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Futures contracts	$429	$–
Total	$429	$–

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 2-Year Note Future	141	06/30/2014	$31,002	$31,002	$–	$–	$13	$–

Short position contracts:
U.S. Treasury 10-Year Note Future	91	06/19/2014	$11,318	$11,322	$–	$(4)	$–	$(38)
U.S. Treasury 30-Year Bond Future	15	06/19/2014	1,985	2,024	–	(39)	–	(9)
U.S. Treasury 5-Year Note Future	339	06/30/2014	40,526	40,495	31	–	–	(103)
Total					$31	$(43)	$–	$(150)
Total futures contracts					$31	$(43)	$13	$(150)

*  The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
DA	Development Authority
GO	General Obligation
Rev	Revenue

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

18

The Hartford Short Duration Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$139,008	$–	$121,725	$17,283
Corporate Bonds	375,480	–	375,480	–
Municipal Bonds	6,892	–	6,892	–
Senior Floating Rate Interests	138,710	–	138,710	–
U.S. Government Agencies	47,841	–	47,841	–
U.S. Government Securities	3,009	–	3,009	–
Short-Term Investments	7,407	–	7,407	–
Total	$718,347	$–	$701,064	$17,283
Futures *	$31	$31	$–	$–
Total	$31	$31	$–	$–
Liabilities:
Futures *	$43	$43	$–	$–
Total	$43	$43	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$18,258	$8	$(135	)†	$(11)	$8,453	$(2,165)	$—	$(7,125)	$17,283
Corporate Bonds	1,025	—	—		—	—	—	—	(1,025)	—
Total	$19,283	$8	$(135)		$(11)	$8,453	$(2,165)	$—	$(8,150)	$17,283

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(50).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Short Duration Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $713,319)	$718,347
Cash	429	*
Receivables:
Investment securities sold	13,651
Fund shares sold	2,206
Dividends and interest	3,125
Variation margin on financial derivative instruments	13
Other assets	156
Total assets	737,927
Liabilities:
Bank overdraft	37
Payables:
Investment securities purchased	40,968
Fund shares redeemed	3,327
Investment management fees	50
Dividends	86
Administrative fees	—
Distribution fees	41
Variation margin on financial derivative instruments	150
Accrued expenses	114
Other liabilities	4
Total liabilities	44,777
Net assets	$693,150
Summary of Net Assets:
Capital stock and paid-in-capital	$686,559
Undistributed net investment income	27
Accumulated net realized gain	1,548
Unrealized appreciation of investments	5,016
Net assets	$693,150

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.96/$10.16
Shares outstanding	45,492
Net assets	$452,943
Class B: Net asset value per share	$10.00
Shares outstanding	814
Net assets	$8,139
Class C: Net asset value per share	$9.95
Shares outstanding	12,545
Net assets	$124,880
Class I: Net asset value per share	$9.98
Shares outstanding	9,749
Net assets	$97,247
Class R3: Net asset value per share	$9.93
Shares outstanding	62
Net assets	$617
Class R4: Net asset value per share	$9.94
Shares outstanding	97
Net assets	$964
Class R5: Net asset value per share	$9.93
Shares outstanding	11
Net assets	$109
Class Y: Net asset value per share	$9.93
Shares outstanding	831
Net assets	$8,251

*	Cash of $429 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Short Duration Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$8,259
Total investment income	8,259

Expenses:
Investment management fees	1,498
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	378
Class B	11
Class C	67
Class I	30
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	558
Class B	11
Class C	636
Class R3	1
Class R4	1
Custodian fees	8
Accounting services fees	69
Registration and filing fees	80
Board of Directors' fees	9
Audit fees	7
Other expenses	42
Total expenses (before waivers and fees paid indirectly)	3,408
Expense waivers	(163)
Custodian fee offset	—
Total waivers and fees paid indirectly	(163)
Total expenses, net	3,245
Net Investment Income	5,014
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	1,593
Net realized loss on futures contracts	(894)
Net realized gain on foreign currency contracts	1
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	700
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(421)
Net unrealized appreciation of futures contracts	814
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	393
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	1,093
Net Increase in Net Assets Resulting from Operations	$6,107

The accompanying notes are an integral part of these financial statements.

21

The Hartford Short Duration Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$5,014	$8,973
Net realized gain on investments, other financial instruments and foreign currency transactions	700	3,938
Net unrealized appreciation (depreciation) of investments and other financial instruments	393	(6,075)
Net Increase in Net Assets Resulting from Operations	6,107	6,836
Distributions to Shareholders:
From net investment income
Class A	(3,536)	(5,207)
Class B	(69)	(127)
Class C	(529)	(1,310)
Class I	(924)	(2,333)
Class R3	(4)	(4)
Class R4	(8)	(15)
Class R5	(1)	(2)
Class Y	(33)	(118)
Total from net investment income	(5,104)	(9,116)
From net realized gain on investments
Class A	(1,823)	(517)
Class B	(37)	(15)
Class C	(534)	(252)
Class I	(433)	(228)
Class R3	(2)	(1)
Class R4	(4)	(1)
Class R5	—	—
Class Y	(12)	(9)
Total from net realized gain on investments	(2,845)	(1,023)
Total distributions	(7,949)	(10,139)
Capital Share Transactions:
Class A	2,762	172,859
Class B	(1,426)	1,665
Class C	(8,399)	(1,942)
Class I	(8,277)	(10,845)
Class R3	92	270
Class R4	38	153
Class R5	(3)	7
Class Y	5,255	(1,903)
Net increase (decrease) from capital share transactions	(9,958)	160,264
Net Increase (Decrease) in Net Assets	(11,800)	156,961
Net Assets:
Beginning of period	704,950	547,989
End of period	$693,150	$704,950
Undistributed (distribution in excess of) net investment income	$27	$117

The accompanying notes are an integral part of these financial statements.

22

The Hartford Short Duration Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Short Duration Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 2.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

23

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs.Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

24

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

25

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at April 30, 2014
Assets:
Asset and Commercial Mortgage Backed Securities:
Discounted cash flow	Internal rate of return	0.0% - 4.1% (2.1%)	12,081
	Life expectancy (in months)	5 - 395 (25)
Independent pricing service	Prior day valuation	$0.65	30
Indicative market quotations	Broker Quote †	$0.00 - $100.38 ($92.95)	5,172
Total			$17,283

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
†	The broker quote represents the best available estimate of fair value per share as of April 30, 2014.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

26

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

27

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

28

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$13	$—	$—	$—	$—	$—	$13
Total	$13	$—	$—	$—	$—	$—	$13

Liabilities:
Variation margin payable *	$150	$—	$—	$—	$—	$—	$150
Total	$150	$—	$—	$—	$—	$—	$150

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(12) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(894)	$—	$—	$—	$—	$—	$(894)
Net realized gain on foreign currency contracts	—	1	—	—	—	—	1
Total	$(894)	$1	$—	$—	$—	$—	$(893)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$814	$—	$—	$—	$—	$—	$814
Total	$814	$—	$—	$—	$—	$—	$814

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a

29

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - Variation margin receivable	$13	$(13)	$—	$—	$—
Total subject to a master netting or similar arrangement	$13	$(13)	$—	$—	$—

*	Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged		Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$150	$(13)	$—	$(429	)†	$—
Total subject to a master netting or similar arrangement	$150	$(13)	$—	$(429)		$—

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For

30

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$9,147	$13,461
Long-Term Capital Gains ‡	1,023	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$390
Undistributed Long-Term Capital Gain	2,643
Unrealized Appreciation*	5,471

31

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Amount
Total Accumulated Earnings	$8,504

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$202
Accumulated Net Realized Gain (Loss)	(202)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

32

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.450%
On next $500 million	0.400%
On next $1.5 billion	0.395%
On next $2.5 billion	0.390%
On next $5 billion	0.380%
Over $10 billion	0.370%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.15%	0.85%	0.55%	0.55%

* Due to the reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees, in accordance with FINRA rules, effective January 1, 2011, the limit on net operating expenses attributable to Class B shares is 0.85%.

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	0.85%
Class B	0.85
Class C	1.60
Class I	0.56
Class R3	1.15
Class R4	0.85
Class R5	0.55
Class Y	0.50

33

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $249 and contingent deferred sales charges of $39 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective January 1, 2011, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be charged in the future. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

34

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	100%*

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	—%†

*	Percentage amount rounds to 100%.
†	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$351,604	$—	$351,604
Sales Proceeds	354,100	—	354,100

35

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	10,304	507	(10,533)	278	33,854	536	(17,025)	17,365
Amount	$102,635	$5,042	$(104,915)	$2,762	$337,611	$5,356	$(170,108)	$172,859
Class B
Shares	104	10	(257)	(143)	579	12	(426)	165
Amount	$1,038	$100	$(2,564)	$(1,426)	$5,773	$127	$(4,235)	$1,665
Class C
Shares	2,693	99	(3,635)	(843)	9,368	142	(9,704)	(194)
Amount	$26,817	$982	$(36,198)	$(8,399)	$93,508	$1,419	$(96,869)	$(1,942)
Class I
Shares	4,459	109	(5,399)	(831)	12,262	208	(13,553)	(1,083)
Amount	$44,489	$1,089	$(53,855)	$(8,277)	$122,913	$2,088	$(135,846)	$(10,845)
Class R3
Shares	22	1	(14)	9	32	—	(5)	27
Amount	$220	$6	$(134)	$92	$320	$5	$(55)	$270
Class R4
Shares	24	1	(21)	4	64	1	(50)	15
Amount	$237	$10	$(209)	$38	$642	$14	$(503)	$153
Class R5
Shares	—	—	—	—	—	—	—	—
Amount	$—	$1	$(4)	$(3)	$5	$2	$—	$7
Class Y
Shares	590	5	(65)	530	558	13	(765)	(194)
Amount	$5,862	$45	$(652)	$5,255	$5,563	$127	$(7,593)	$(1,903)
Total
Shares	18,196	732	(19,924)	(996)	56,717	912	(41,528)	16,101
Amount	$181,298	$7,275	$(198,531)	$(9,958)	$566,335	$9,138	$(415,209)	$160,264

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	45	$446
For the Year Ended October 31, 2013	31	$312

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed

36

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

37

The Hartford Short Duration Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$9.98	$0.08	$0.02	$0.10	$(0.08)	$(0.04)	$(0.12)	$9.96	1.00	%(D)	$452,943	0.92	%(E)	0.85	%(E)	1.56	%(E)
B	10.02	0.08	0.02	0.10	(0.08)	(0.04)	(0.12)	10.00	0.99	(D)	8,139	1.01	(E)	0.85	(E)	1.55	(E)
C	9.98	0.04	0.01	0.05	(0.04)	(0.04)	(0.08)	9.95	0.52	(D)	124,880	1.61	(E)	1.60	(E)	0.80	(E)
I	10.00	0.09	0.02	0.11	(0.09)	(0.04)	(0.13)	9.98	1.14	(D)	97,247	0.56	(E)	0.56	(E)	1.85	(E)
R3	9.96	0.06	0.01	0.07	(0.06)	(0.04)	(0.10)	9.93	0.75	(D)	617	1.23	(E)	1.15	(E)	1.26	(E)
R4	9.97	0.08	0.01	0.09	(0.08)	(0.04)	(0.12)	9.94	0.90	(D)	964	0.92	(E)	0.85	(E)	1.55	(E)
R5	9.96	0.09	0.01	0.10	(0.09)	(0.04)	(0.13)	9.93	1.05	(D)	109	0.61	(E)	0.55	(E)	1.85	(E)
Y	9.96	0.09	0.02	0.11	(0.10)	(0.04)	(0.14)	9.93	1.07	(D)	8,251	0.50	(E)	0.50	(E)	1.91	(E)

For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$(0.19)	$9.98	1.20%		$451,357	0.88%		0.85%		1.66%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	(0.19)	10.02	1.60		9,589	0.99		0.85		1.67
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	(0.11)	9.98	0.44		133,623	1.60		1.60		0.93
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	(0.22)	10.00	1.48		105,812	0.57		0.57		1.96
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	(0.16)	9.96	0.90		527	1.23		1.15		1.35
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	(0.19)	9.97	1.20		928	0.92		0.85		1.69
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	(0.22)	9.96	1.51		112	0.61		0.55		1.98
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	(0.22)	9.96	1.55		3,002	0.51		0.51		2.03

For the Year Ended October 31, 2012
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$–	$(0.21)	$10.05	4.37%		$279,952	0.86%		0.85%		2.03%
B	9.82	0.20	0.24	0.44	(0.21)	–	(0.21)	10.05	4.48		7,959	0.97		0.85		2.04
C	9.83	0.13	0.22	0.35	(0.13)	–	(0.13)	10.05	3.60		136,515	1.60		1.60		1.28
I	9.84	0.23	0.23	0.46	(0.23)	–	(0.23)	10.07	4.75		117,449	0.58		0.58		2.30
R3	9.81	0.17	0.23	0.40	(0.18)	–	(0.18)	10.03	4.07		258	1.23		1.15		1.72
R4	9.81	0.20	0.24	0.44	(0.21)	–	(0.21)	10.04	4.48		783	0.93		0.85		2.02
R5	9.81	0.23	0.23	0.46	(0.24)	–	(0.24)	10.03	4.69		106	0.62		0.55		2.33
Y	9.80	0.23	0.24	0.47	(0.24)	–	(0.24)	10.03	4.84		4,967	0.50		0.50		2.34

For the Year Ended October 31, 2011 (F)
A	$9.87	$0.21	$(0.04)	$0.17	$(0.21)	$–	$(0.21)	$9.83	1.77%		$279,232	0.86%		0.85%		2.13%
B	9.87	0.20	(0.05)	0.15	(0.20)	–	(0.20)	9.82	1.54		9,558	1.09		0.98		2.01
C	9.87	0.14	(0.04)	0.10	(0.14)	–	(0.14)	9.83	1.02		140,933	1.59		1.59		1.39
I	9.89	0.24	(0.05)	0.19	(0.24)	–	(0.24)	9.84	1.97		88,321	0.56		0.56		2.41
R3(G)	9.73	0.01	0.08	0.09	(0.01)	–	(0.01)	9.81	0.96	(D)	101	1.27	(E)	1.15	(E)	1.70	(E)
R4(G)	9.73	0.02	0.08	0.10	(0.02)	–	(0.02)	9.81	0.98	(D)	101	0.97	(E)	0.85	(E)	1.99	(E)
R5(G)	9.73	0.02	0.08	0.10	(0.02)	–	(0.02)	9.81	1.01	(D)	101	0.67	(E)	0.55	(E)	2.28	(E)
Y	9.85	0.24	(0.04)	0.20	(0.25)	–	(0.25)	9.80	2.02		230,175	0.51		0.51		2.48

See Portfolio Turnover information on the next page.

38

The Hartford Short Duration Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$9.62	$0.25	$0.26	$0.51	$(0.26)	$–	$(0.26)	$9.87	5.33%		$208,313	0.87%		0.87%		2.55%
B	9.62	0.18	0.25	0.43	(0.18)	–	(0.18)	9.87	4.51		10,799	1.73		1.65		1.80
C	9.62	0.18	0.26	0.44	(0.19)	–	(0.19)	9.87	4.56		105,060	1.60		1.60		1.79
I(H)	9.74	0.18	0.15	0.33	(0.18)	–	(0.18)	9.89	3.42	(D)	26,765	0.58	(E)	0.58	(E)	2.49	(E)
Y	9.60	0.29	0.25	0.54	(0.29)	–	(0.29)	9.85	5.71		139,394	0.52		0.52		2.90

For the Year Ended October 31, 2009 (F)
A	$9.21	$0.33	$0.41	$0.74	$(0.33)	$–	$(0.33)	$9.62	8.23%		$125,549	0.91%		0.90%		3.50%
B	9.21	0.26	0.41	0.67	(0.26)	–	(0.26)	9.62	7.42		9,322	1.80		1.65		2.78
C	9.21	0.26	0.41	0.67	(0.26)	–	(0.26)	9.62	7.42		52,909	1.65		1.65		2.78
Y	9.19	0.36	0.41	0.77	(0.36)	–	(0.36)	9.60	8.62		93,804	0.53		0.53		3.92

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Commenced operations on September 30, 2011.
(H)	Commenced operations on February 26, 2010.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	29%
For the Year Ended October 31, 2013	51
For the Year Ended October 31, 2012	61
For the Year Ended October 31, 2011	55
For the Year Ended October 31, 2010	66
For the Year Ended October 31, 2009	56

39

The Hartford Short Duration Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

40

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

41

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

The Hartford Short Duration Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,010.00	$4.24	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class B	$1,000.00	$1,009.90	$4.24	$1,000.00	$1,020.58	$4.26	0.85	181	365
Class C	$1,000.00	$1,005.20	$7.95	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class I	$1,000.00	$1,011.40	$2.79	$1,000.00	$1,022.02	$2.81	0.56	181	365
Class R3	$1,000.00	$1,007.50	$5.72	$1,000.00	$1,019.09	$5.76	1.15	181	365
Class R4	$1,000.00	$1,009.00	$4.23	$1,000.00	$1,020.58	$4.26	0.85	181	365
Class R5	$1,000.00	$1,010.50	$2.74	$1,000.00	$1,022.07	$2.76	0.55	181	365
Class Y	$1,000.00	$1,010.70	$2.50	$1,000.00	$1,022.31	$2.51	0.50	181	365

43

The Hartford Short Duration Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

44

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-SD14 4/14 113997-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD SMALL COMPANY FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Small Company Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks growth of capital.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Small Company A#	4.07%	21.70%	19.10%	9.10%
Small Company A##	-1.65%	15.01%	17.76%	8.48%
Small Company B#	3.67%	20.71%	18.24%	8.49%*
Small Company B##	-0.84%	15.71%	18.03%	8.49%*
Small Company C#	3.73%	20.90%	18.25%	8.30%
Small Company C##	2.83%	19.90%	18.25%	8.30%
Small Company I#	4.19%	22.02%	19.42%	9.32%
Small Company R3#	4.00%	21.47%	18.91%	9.06%
Small Company R4#	4.14%	21.83%	19.27%	9.31%
Small Company R5#	4.28%	22.19%	19.60%	9.54%
Small Company Y#	4.36%	22.34%	19.73%	9.64%
Russell 2000 Growth Index	1.27%	21.46%	20.50%	8.85%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of July 21, 2010, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small Company Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.39%	1.39%
Small Company Class B	2.15%	2.35%
Small Company Class C	2.09%	2.09%
Small Company Class I	1.14%	1.14%
Small Company Class R3	1.55%	1.56%
Small Company Class R4	1.25%	1.26%
Small Company Class R5	0.95%	0.99%
Small Company Class Y	0.86%	0.86%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Steven C. Angeli, CFA	Stephen C. Mortimer	Mario E. Abularach, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Research Analyst

Mammen Chally, CFA	Jamie A. Rome, CFA
Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 4.07%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 1.27% for the same period. The Fund also outperformed the 0.20% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, nearing another all-time high in April. U.S. stocks finished 2013 with their best return since 1997 amid accommodative rhetoric from U.S. Federal Reserve (Fed) chairman nominee Janet Yellen and the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January. However, U.S. equities began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite myriad adverse weather-influenced economic data, the S&P 500 rebounded from January's pullback and finished February at an all-time high. Robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites. In March, momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the five-year-old bull market. This rotation out of the momentum and high-beta areas of the market continued in April, but the trend appeared to be abating toward the end of the month.

Small cap stocks (+3%) underperformed both mid cap stocks (+6%) and large cap stocks (+8%) during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 indices respectively. Small Cap Growth (+1%) stocks underperformed Small Cap Value (+5%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices. Seven out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Energy (+7%), Consumer Staples (+6%), and Materials (+5%) sectors performed best, while Consumer Discretionary (-3%) and Information Technology (-2%) lagged the broader index.

During the period, security selection was the primary driver of the Fund’s benchmark-relative outperformance. Selection was strongest in the Information Technology, Industrials, and Healthcare sectors, which was slightly offset by weaker selection in the Financials and Energy sectors. Sector allocation, which is the result of bottom-up stock selection, detracted modestly from relative returns primarily due to an underweight to Energy and an overweight to Information Technology. An overweight allocation to Industrials and an underweight allocation to Financials contributed to relative performance.

Top contributors to relative and absolute performance during the period included Avis Budget Group (Industrials), White Wave Foods (Consumer Staples), and Lattice Semiconductor (Information Technology). Shares of Avis Budget Group, a leading global provider of vehicle rental services, both through its Avis and Budget brands, rose during the period after the company announced better-than-expected operating results. Shares of White Wave Foods, a producer of branded plant-based foods and beverages throughout

3

The Hartford Small Company Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

North America and Europe, climbed after the company announced strong quarterly results due to a 36% increase in net sales. Shares of Lattice Semiconductor, a U.S.-based semiconductor manufacturer and marketer, rose after the company reported strong first quarter 2014 results attributed to continued momentum in revenue from new products.

Stocks that detracted most from relative returns during the period were Concur Technologies (Information Technology), PDC Energy (Energy), and Rosetta Resources (Energy). Shares of Concur Technologies, a U.S.-based software company specializing in expense and employee spend management solutions, underperformed; earnings per share (EPS) guidance was below investor expectations. PDC Energy, a U.S.-based oil and gas exploration and production company, declined. Unimpressive production guidance put downward pressure on the share price. Shares of Rosetta Resources, a U.S.-based, oil-focused exploration and production company with assets in the Bakken and Eagle Ford shales, fell due to a significant decline in year-over-year net income. TESARO (health care) also detracted from absolute returns during the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to regain momentum and job and wage growth to continue, developments that will be watched closely by the Federal Reserve as it gradually unwinds accommodative policy. We believe the Federal Reserve remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. We believe growth stocks will still command a premium because of the slow pace of growth in the broader economy. Although valuations appear stretched in some areas of the market, we are still finding ample opportunities to invest in what we believe are attractively-valued stocks of companies for which growth is likely to be achieved in two to three years.

We view a balanced portfolio as a means to hedge against risk associated with unpredictable events and economic outcomes. As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period overweight in the Information Technology and Industrials sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Healthcare, Materials, and Consumer Staples.

Diversification by Sector

as of April 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.3%
Consumer Staples	3.7
Energy	3.6
Financials	7.4
Health Care	16.4
Industrials	21.2
Information Technology	28.3
Materials	2.2
Services	0.1
Utilities	0.1
Total	98.3%
Short-Term Investments	1.7
Other Assets and Liabilities	0.0
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Small Company Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.8%
	Automobiles and Components - 1.3%
54	Dana Holding Corp.	$1,146
9	Standard Motor Products, Inc.	334
164	Tenneco Automotive, Inc. ●	9,824
—	Tesla Motors, Inc. ●	62
		11,366
	Banks - 1.6%
4	Altisource Portfolio Solutions S.A.	409
7	Bank of Marin Bancorp	313
21	Clifton Bancorp, Inc.	245
67	EverBank Financial Corp.	1,251
38	First Merchants Corp.	817
39	Flushing Financial Corp.	745
11	Heritage Financial Corp.	173
14	Home Loan Servicing Solutions Ltd.	310
208	PacWest Bancorp	8,181
11	Trico Bancshares	274
9	Washington Banking Co.	155
25	Wintrust Financial Corp.	1,129
4	WSFS Financial Corp.	270
		14,272
	Capital Goods - 12.4%
16	A.O. Smith Corp.	767
24	AAON, Inc.	690
73	Acuity Brands, Inc.	9,115
350	Altra Industrial Motion Corp.	11,969
220	Applied Industrial Technologies, Inc.	10,537
172	Armstrong World Industries, Inc. ●	9,029
24	Astronics Corp. ●	1,397
1	Astronics Corp. Class B ●	67
20	AZZ, Inc.	877
16	CAI International, Inc. ●	337
3	Carlisle Cos., Inc.	284
14	Cervus Equipment Corp.	275
17	Chart Industries, Inc. ●	1,151
4	Crane Co.	295
275	DigitalGlobe, Inc. ●	8,184
7	EMCOR Group, Inc.	315
7	Esterline Technologies Corp. ●	814
117	Generac Holdings, Inc.	6,863
52	GrafTech International Ltd. ●	578
9	H & E Equipment Services, Inc. ●	343
318	HD Supply Holdings, Inc. ●	8,187
17	Heico Corp.	940
7	Insteel Industries, Inc.	146
10	John Bean Technologies Corp.	284
14	Lennox International, Inc.	1,160
17	Luxfer Holdings plc	342
144	Moog, Inc. Class A ●	9,412
193	Owens Corning, Inc.	7,899
8	Polypore International, Inc. ●	260
17	Sun Hydraulics Corp.	703
89	Teledyne Technologies, Inc. ●	8,259
8	Textainer Group Holdings Ltd.	326
27	Titan International, Inc.	471
14	Toro Co.	858
96	WESCO International, Inc. ●	8,407
		111,541
	Commercial and Professional Services - 3.0%
176	Clean Harbors, Inc. ●	10,554
26	Deluxe Corp.	1,422
16	Exponent, Inc.	1,096
10	Gategroup Holding AG	310
30	GP Strategies Corp. ●	801
31	On Assignment, Inc. ●	1,083
285	TrueBlue, Inc. ●	7,619
102	Wageworks, Inc. ●	4,338
		27,223
	Consumer Durables and Apparel - 4.6%
23	Arctic Cat, Inc.	954
106	Cloudera, Inc. ⌂●†	1,390
40	Kate Spade & Co. ●	1,401
22	LGI Homes, Inc. ●	324
16	M/I Schottenstein Homes, Inc. ●	361
29	New Home Co. LLC ●	403
2,101	Samsonite International S.A.	6,676
166	Skechers USA, Inc. Class A ●	6,797
1,133	Standard-Pacific Corp. ●	9,052
141	Steven Madden Ltd. ●	5,014
348	Taylor Morrison Home Corp. ●	7,387
59	Vince Holding Corp. ●	1,633
		41,392
	Consumer Services - 4.3%
476	Bloomin' Brands, Inc. ●	10,151
24	Brinker International, Inc.	1,174
64	Buffalo Wild Wings, Inc. ●	9,304
46	Del Frisco's Restaurant Group, Inc. ●	1,191
66	Ignite Restaurant Group, Inc. ●	934
24	Marriott Vacations Worldwide Corp. ●	1,302
55	Panera Bread Co. Class A ●	8,386
86	Red Robin Gourmet Burgers, Inc. ●	5,816
24	Sotheby's Holdings	1,015
—	Zoe's Kitchen, Inc. ●	3
		39,276
	Diversified Financials - 2.8%
11	Alaris Royalty Corp.	256
14	Evercore Partners, Inc.	728
107	Financial Engines, Inc.	4,740
212	HFF, Inc.	7,200
23	LPL Financial Holdings, Inc.	1,108
21	Marcus & Millichap, Inc. ●	339
2	Marlin Business Services Corp.	34
7	Portfolio Recovery Associates, Inc. ●	405
15	Regional Management Corp. ●	226
34	Virtus Investment Partners, Inc. ●	6,215
325	Wisdomtree Investment, Inc. ●	3,675
		24,926
	Energy - 3.6%
241	Athlon Energy, Inc. ●	9,725
162	BPZ Resources, Inc. ●	437
12	C&J Energy Services, Inc. ●	355
140	Diamondback Energy, Inc. ●	10,087
30	EPL Oil & Gas, Inc. ●	1,161
52	Jones Energy, Inc. ●	810
103	Karoon Gas Australia Ltd. ●†	236
182	Laredo Petroleum, Inc. ●	5,317
28	PBF Energy, Inc.	855
20	Rosetta Resources, Inc. ●	940
37	RSP Permian, Inc. ●	1,054
16	SemGroup Corp.	1,025

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.8% - (continued)
	Energy - 3.6% - (continued)
33	Synergy Resources Corp. ●	$378
		32,380
	Food and Staples Retailing - 0.9%
22	Casey's General Stores, Inc.	1,525
20	Natural Grocers by Vitamin Cottage, Inc. ●	709
176	Sprouts Farmers Markets, Inc. ●	5,615
		7,849
	Food, Beverage and Tobacco - 1.8%
15	Alliance Grain Traders, Inc.	256
56	Darling International, Inc. ●	1,118
16	TreeHouse Foods, Inc. ●	1,224
479	WhiteWave Foods Co. Class A ●	13,270
		15,868
	Health Care Equipment and Services - 7.9%
137	Acadia Healthcare Co., Inc. ●	5,747
5	AmSurg Corp. ●	234
3	Atrion Corp.	757
23	Corvel Corp. ●	1,062
16	Cyberonics, Inc. ●	949
252	Dexcom, Inc. ●	8,191
9	Ensign Group, Inc.	387
322	Envision Healthcare Holdings ●	10,896
173	Examworks Group, Inc. ●	6,383
75	Globus Medical, Inc. ●	1,831
7	Greatbatch, Inc. ●	331
42	HealthSouth Corp.	1,456
111	Heartware International, Inc. ●	9,471
15	ICU Medical, Inc. ●	812
207	Insulet Corp. ●	7,783
5	MEDNAX, Inc. ●	290
12	Natus Medical, Inc. ●	286
31	Omnicell, Inc. ●	813
222	Team Health Holdings ●	10,786
32	U.S. Physical Therapy, Inc.	979
51	Vascular Solutions, Inc. ●	1,122
15	Wellcare Health Plans, Inc. ●	984
		71,550
	Household and Personal Products - 1.0%
37	Prestige Brands Holdings, Inc. ●	1,245
97	Spectrum Brands Holdings, Inc.	7,450
		8,695
	Insurance - 1.2%
22	Amerisafe, Inc.	925
8	Phoenix Cos., Inc. ●	361
185	Protective Life Corp.	9,477
		10,763
	Materials - 2.2%
15	Advanced Emissions Solutions, Inc. ●	339
17	Cabot Corp.	1,005
40	Eagle Materials, Inc.	3,326
128	Graphic Packaging Holding Co. ●	1,313
83	Headwaters, Inc. ●	1,039
7	Innospec, Inc.	293
314	KapStone Paper & Packaging Corp. ●	8,292
10	LSB Industries, Inc. ●	363
14	Myers Industries, Inc.	254
38	New Gold, Inc. ●	192
91	Omnova Solutions, Inc. ●	827
9	Philbro Animal Health Corp.-A ●	159
46	PolyOne Corp.	1,714
19	Silgan Holdings, Inc.	958
		20,074
	Media - 1.9%
212	DreamWorks Animation SKG, Inc. ●	5,084
278	Imax Corp. ●	7,125
69	Shutterstock, Inc. ●	4,990
92	Speed Commerce, Inc. ●	304
		17,503
	Pharmaceuticals, Biotechnology and Life Sciences - 8.5%
22	Acorda Therapeutics, Inc. ●	772
24	Aerie Pharmaceuticals, Inc. ●	373
28	Agios Pharmaceuticals, Inc. ●	1,189
22	Albany Molecular Research, Inc. ●	358
27	Alkermes plc ●	1,245
75	Alnylam Pharmaceuticals, Inc. ●	3,727
63	Arena Pharmaceuticals, Inc. ●	401
52	Bruker Corp. ●	1,064
18	Cara Therapeutics Inc ●	252
116	Covance, Inc. ●	10,248
99	Cubist Pharmaceuticals, Inc. ●	6,967
39	Durata Therapeutics, Inc. ●	525
664	Exelixis, Inc. ●	2,351
25	Fiveprime Theapeutics, Inc ●	355
27	Glycomimetics, Inc. ●	363
148	Hyperion Therapeutics, Inc. ●	3,643
269	Immunogen, Inc. ●	3,486
302	Ironwood Pharmaceuticals, Inc. ●	3,328
178	Medicines Co. ●	4,744
211	NPS Pharmaceuticals, Inc. ●	5,617
56	Pacira Pharmaceuticals, Inc. ●	3,853
24	PAREXEL International Corp. ●	1,096
214	Portola Pharmaceuticals, Inc. ●	5,015
7	Puma Biotechnology, Inc. ●	544
62	Salix Pharmaceuticals Ltd. ●	6,783
111	Seattle Genetics, Inc. ●	4,284
146	Tesaro, Inc. ●	3,651
137	Xenoport, Inc. ●	555
		76,789
	Real Estate - 1.7%
18	Altisource Residential Corp.	501
36	Arbor Realty Trust	249
28	Armada Hoffler Properties, Inc.	275
22	Coresite Realty Corp. REIT	677
289	Kennedy-Wilson Holdings, Inc.	6,323
26	Medical Properties Trust, Inc. REIT	352
8	Pebblebrook Hotel Trust REIT	286
33	Ramco-Gershenson Properties Trust REIT	544
13	Stag Industrial, Inc. REIT	313
34	Summit Hotel Properties, Inc. REIT	305
65	Sunstone Hotel Investors, Inc. REIT	936
40	Zillow, Inc. ●	4,315
		15,076
	Retailing - 3.2%
3,137	Allstar Co. ⌂●†	4,499
17	Core-Mark Holding Co., Inc.	1,381
11	Destination Maternity Corp.	266
26	DSW, Inc.	863
13	Finish Line (The), Inc.	352
23	Five Below, Inc. ●	930
9	Group 1 Automotive, Inc.	682

The accompanying notes are an integral part of these financial statements.

6

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 97.8% - (continued)
	Retailing - 3.2% - (continued)
150	HSN, Inc.	$8,705
198	Pier 1 Imports, Inc.	3,623
14	Shoe Carnival, Inc.	317
66	Tory Burch LLC ⌂●†	4,414
211	Tuesday Morning Corp. ●	2,952
		28,984
	Semiconductors and Semiconductor Equipment - 3.7%
38	Exar Corp. ●	411
272	Freescale Semiconductor Holdings Ltd. ●	5,967
208	GT Advanced Technologies, Inc. ●	3,454
24	Inphi Corp. ●	349
24	Integrated Silicon Solution, Inc. ●	350
917	Lattice Semiconductor Corp. ●	7,719
39	Nanometrics, Inc. ●	631
59	PLX Technology, Inc. ●	343
30	Rambus, Inc. ●	363
120	Silicon Laboratories, Inc. ●	5,410
353	SunEdison, Inc. ●	6,790
30	SunPower Corp. ●	1,015
28	Ultratech Stepper, Inc. ●	740
		33,542
	Software and Services - 21.8%
19	Actuate Corp. ●	109
165	Acxiom Corp. ●	4,666
304	Angie's List, Inc. ●	3,438
870	Apigee Corp. ⌂●†	2,279
32	Aspen Technology, Inc. ●	1,392
623	Bankrate, Inc. ●	10,909
12	CACI International, Inc. Class A ●	816
377	Cadence Design Systems, Inc. ●	5,873
70	Carbonite, Inc. ●	691
22	Cass Information Systems, Inc.	1,089
67	Concur Technologies, Inc. ●	5,387
286	Constant Contact, Inc. ●	7,409
70	Cornerstone OnDemand, Inc. ●	2,578
50	CoStar Group, Inc. ●	8,058
12	CSG Systems International, Inc.	311
12	Cvent, Inc. ●	329
165	DealerTrack Technologies, Inc. ●	7,555
78	Demandware, Inc. ●	3,875
3	Digimarc Corp.	102
20	Digital River, Inc. ●	300
50	Ellie Mae, Inc. ●	1,229
100	Envestnet, Inc. ●	3,671
21	ePlus, Inc. ●	1,045
42	Exlservice Holdings, Inc. ●	1,197
20	Fair Isaac, Inc.	1,148
34	Five9, Inc. ●	243
303	Fleetmatics Group Ltd. ●	9,107
38	Global Cash Access, Inc. ●	251
115	Global Payments, Inc.	7,715
113	Guidewire Software, Inc. ●	4,252
235	Heartland Payment Systems, Inc.	9,610
72	Higher One Holdings, Inc. ●	430
15	Imperva, Inc. ●	347
33	j2 Global, Inc.	1,509
28	Kofax, Ltd. ●	215
44	Manhattan Associates, Inc. ●	1,400
17	Marketo, Inc. ●	471
118	MAXIMUS, Inc.	5,036
61	Mitek Systems, Inc. ●	197
43	Model N, Inc. ●	387
26	Netscout Systems, Inc. ●	1,017
19	Nuance Communications, Inc. ●	304
18	Opentable, Inc. ●	1,189
225	PTC, Inc. ●	7,965
78	Sapient Corp. ●	1,271
24	SeaChange International, Inc. ●	225
138	Solera Holdings, Inc.	8,968
55	Tableau Software, Inc. ●	3,034
16	Textura Corp. ●	278
100	Tyler Corp. ●	8,157
159	Verint Systems, Inc. ●	6,977
182	Virtusa Corp. ●	6,004
460	Web.com Group, Inc. ●	14,128
20	WebMD Health Corp. ●	887
96	WEX, Inc. ●	9,230
66	Wix.com Ltd. ●	1,357
329	WNS Holdings Ltd. ADR ●	6,132
56	Yelp, Inc. ●	3,285
		197,034
	Technology Hardware and Equipment - 2.8%
11	Arris Group, Inc. ●	284
36	Aruba Networks, Inc. ●	717
29	CDW Corp. of Delaware	813
206	Cognex Corp. ●	7,086
6	Coherent, Inc. ●	335
14	FEI Co.	1,094
45	Mitel Networks Corp. ●	409
94	Mobileye N.V. ⌂●†	3,813
127	Palo Alto Networks, Inc. ●	8,051
106	ParkerVision, Inc. ●	483
123	Pure Storage, Inc. ⌂●†	1,741
21	Ubiquiti Networks, Inc. ●	832
		25,658
	Telecommunication Services - 0.1%
83	DocuSign, Inc. ⌂●†	985
		985
	Transportation - 5.4%
124	Avis Budget Group, Inc. ●	6,500
45	Celadon Group, Inc.	1,041
113	Con-way, Inc.	4,780
116	Landstar System, Inc.	7,310
32	Marten Transport Ltd.	754
158	Old Dominion Freight Line, Inc. ●	9,597
6	Park-Ohio Holdings Corp. ●	368
154	Spirit Airlines, Inc. ●	8,776
368	Swift Transportation Co. ●	8,849
668	Telogis, Inc. ⌂●†	481
		48,456
	Utilities - 0.1%
6	ALLETE, Inc.	305
11	Pattern Energy Group, Inc.	290
		595
	Total Common Stocks
	( Cost $749,469)	$881,797

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Preferred Stocks - 0.4%
	Transportation - 0.4%
909	Telogis, Inc. ⌂●†		$4,001

	Total Preferred Stocks
	(Cost $2,002)		$4,001

Exchange Traded Funds - 0.1%
	Other Investment Pools and Funds - 0.1%
11	iShares Russell 2000 Growth Index Fund		$1,378

	Total Exchange Traded Funds
	(Cost $1,504)		$1,378

	Total Long-Term Investments
	(Cost $752,975)		$887,176

Short-Term Investments - 1.7%
Repurchase Agreements - 1.7%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $660, collateralized by GNMA 4.00%, 2044, value of $674)
$660	0.05%, 4/30/2014		$660
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$3,280, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$3,345)
3,280	0.04%, 4/30/2014		3,280
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,160, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $1,184)
1,160	0.04%, 4/30/2014		1,160
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $2,874, collateralized by U.S.
Treasury Bill 0.02% - 0.14%, 2014 - 2015, U.S.
Treasury Bond 2.75% - 10.63%, 2015 - 2042,
U.S. Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $2,931)
2,874	0.04%, 4/30/2014		2,874
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,747, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $1,782)
1,747	0.05%, 4/30/2014		1,747
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,436, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $1,465)
1,436	0.04%, 4/30/2014		1,436
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$3,991, collateralized by FHLMC 3.50% - 4.00%,
2026 - 2042, FNMA 3.00% - 5.00%, 2025 -
2043, U.S. Treasury Note 3.13%, 2017, value of
	$4,070)
3,991	0.05%, 4/30/2014		3,991
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $20, collateralized by U.S. Treasury Note 2.13%, 2015, value of $21)
20	0.04%, 4/30/2014		20
			15,168
	Total Short-Term Investments
	(Cost $15,168)		$15,168

	Total Investments
	(Cost $768,143) ▲	100.0%	$902,344
	Other Assets and Liabilities	—%	(388)
	Total Net Assets	100.0%	$901,956

The accompanying notes are an integral part of these financial statements.

8

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $770,368 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$161,766
Unrealized Depreciation	(29,790)
Net Unrealized Appreciation	$131,976

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $23,839, which represents 2.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	3,137	Allstar Co.	$1,364
04/2014	870	Apigee Corp.	2,532
02/2014	106	Cloudera, Inc.	1,545
02/2014	83	DocuSign, Inc.	1,094
08/2013	94	Mobileye N.V.	3,293
04/2014	123	Pure Storage, Inc.	1,934
09/2013	909	Telogis, Inc. Preferred	2,002
09/2013	668	Telogis, Inc.	1,323
11/2013	66	Tory Burch LLC	5,138

At April 30, 2014, the aggregate value of these securities was $23,603, which represents 2.6% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$881,797	$854,973	$7,222	$19,602
Exchange Traded Funds	1,378	1,378	–	–
Preferred Stocks	4,001	–	–	4,001
Short-Term Investments	15,168	–	15,168	–
Total	$902,344	$856,351	$22,390	$23,603

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Common Stocks	$9,923	$522	$(1,954	)†	$—	$12,317	$(1,566)	$360	$—	$19,602
Preferred Stocks	1,801	—	2,200	‡	—	—	—	—	—	4,001
Total	$11,724	$522	$246		$—	$12,317	$(1,566)	$360	$—	$23,603

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(2,075).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $2,200.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $768,143)	$902,344
Foreign currency on deposit with custodian (cost $4)	4
Receivables:
Investment securities sold	10,835
Fund shares sold	1,485
Dividends and interest	34
Other assets	83
Total assets	914,785
Liabilities:
Bank overdraft	177
Payables:
Investment securities purchased	10,943
Fund shares redeemed	1,418
Investment management fees	117
Administrative fees	4
Distribution fees	28
Accrued expenses	142
Total liabilities	12,829
Net assets	$901,956
Summary of Net Assets:
Capital stock and paid-in-capital	$701,642
Distributions in excess of net investment income	(3,923)
Accumulated net realized gain	70,036
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	134,201
Net assets	$901,956

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$22.77/$24.10
Shares outstanding	14,739
Net assets	$335,599
Class B: Net asset value per share	$18.78
Shares outstanding	281
Net assets	$5,269
Class C: Net asset value per share	$18.74
Shares outstanding	2,014
Net assets	$37,727
Class I: Net asset value per share	$23.36
Shares outstanding	1,884
Net assets	$44,016
Class R3: Net asset value per share	$24.23
Shares outstanding	2,361
Net assets	$57,196
Class R4: Net asset value per share	$24.94
Shares outstanding	2,765
Net assets	$68,942
Class R5: Net asset value per share	$25.58
Shares outstanding	271
Net assets	$6,918
Class Y: Net asset value per share	$25.86
Shares outstanding	13,393
Net assets	$346,289

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,508
Interest	2
Less: Foreign tax withheld	(3)
Total investment income	1,507

Expenses:
Investment management fees	3,597
Administrative services fees
Class R3	59
Class R4	53
Class R5	4
Transfer agent fees
Class A	418
Class B	13
Class C	40
Class I	52
Class R3	1
Class R4	1
Class R5	1
Class Y	3
Distribution fees
Class A	426
Class B	29
Class C	197
Class R3	148
Class R4	88
Custodian fees	4
Accounting services fees	64
Registration and filing fees	57
Board of Directors' fees	10
Audit fees	9
Other expenses	75
Total expenses (before waivers and fees paid indirectly)	5,349
Expense waivers	(1)
Transfer agent fee waivers	(4)
Commission recapture	(26)
Total waivers and fees paid indirectly	(31)
Total expenses, net	5,318
Net Investment Loss	(3,811)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	72,162
Net realized gain on foreign currency contracts	39
Net realized loss on other foreign currency transactions	(37)
Net Realized Gain on Investments and Foreign Currency Transactions	72,164
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(33,644)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(33,644)
Net Gain on Investments and Foreign Currency Transactions	38,520
Net Increase in Net Assets Resulting from Operations	$34,709

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment loss	$(3,811)	$(4,225)
Net realized gain on investments and foreign currency transactions	72,164	106,691
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(33,644)	126,191
Net Increase in Net Assets Resulting from Operations	34,709	228,657
Distributions to Shareholders:
From net realized gain on investments
Class A	(36,374)	(18,096)
Class B	(767)	(460)
Class C	(5,032)	(2,518)
Class I	(4,447)	(1,663)
Class R3	(6,039)	(3,069)
Class R4	(6,817)	(3,508)
Class R5	(867)	(540)
Class Y	(32,103)	(15,031)
Total distributions	(92,446)	(44,885)
Capital Share Transactions:
Class A	38,661	(16,681)
Class B	(277)	(1,224)
Class C	2,882	(1,349)
Class I	8,246	6,921
Class R3	3,231	(2,403)
Class R4	5,565	(3,360)
Class R5	(952)	(2,337)
Class Y	45,025	6,509
Net increase (decrease) from capital share transactions	102,381	(13,924)
Net Increase in Net Assets	44,644	169,848
Net Assets:
Beginning of period	857,312	687,464
End of period	$901,956	$857,312
Undistributed (distribution in excess of) net investment income	$(3,923)	$(112)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small Company Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Small Company Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund's portfolio managers are Steven C. Angeli (82%), Mammen Chally (15%) and Jamie A. Rome (3%). The portfolio management team also includes Mario E. Abularach and Stephen Mortimer.The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may

14

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a

15

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at April 30, 2014
Assets:
Common Stocks:
Cost Δ	Recent trade price	$2.62 - $14.15 ($9.45)	6,395
	Date	2/5/2014 - 4/17/2014
Model Δ	Enterprise Value/EBITDA ►	5.40x to 10.43x	4,499
Model Δ	Enterprise Value/EBITDA ♠	13.37x to 15.85x	4,414
Model Δ	Enterprise Value/EBITDA◄	9.00x to 16.80x	3,813
Model Δ	Enterprise Value/Revenue Ψ	2.02x to 4.40x	481
Preferred Stocks:
Model Δ	Enterprise Value/Revenue Ψ	2.02x to 4.40x	4,001
Total			$23,603

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
►	EBITDA for each business is for the last twelve months.
♠	EBITDA for each business is estimated for fiscal year ended 2014.
◄	EBITDA for each business is estimated for fiscal year ended 2015.
Ψ	Revenue for each business is estimated for fiscal year ended 2014.
Δ	Includes illiquidity discount of 10%.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record,

16

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value.

17

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2014.

18

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$39	$—	$—	$—	$—	$39
Total	$—	$39	$—	$—	$—	$—	$39

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

19

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Long-Term Capital Gains ‡	$44,885	$35,123

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$34,032
Undistributed Long-Term Capital Gain	58,399
Unrealized Appreciation*	165,620
Total Accumulated Earnings	$258,051

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$8,648
Accumulated Net Realized Gain (Loss)	(8,679)
Capital Stock and Paid-in-Capital	31

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Expenses:

Investment Management Agreement – Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

21

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2014
Class A	1.33%
Class B	2.14
Class C	2.04
Class I	1.08
Class R3	1.54
Class R4	1.23
Class R5	0.94
Class Y	0.83

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $602 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

22

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	8%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$383,387	$—	$383,387
Sales Proceeds	378,373	—	378,373

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,512	1,602	(1,419)	1,695	2,412	1,011	(4,132)	(709)
Amount	$36,380	$35,948	$(33,667)	$38,661	$51,670	$17,866	$(86,217)	$(16,681)
Class B
Shares	11	39	(60)	(10)	12	28	(103)	(63)
Amount	$195	$721	$(1,193)	$(277)	$222	$424	$(1,870)	$(1,224)
Class C
Shares	124	256	(216)	164	213	156	(433)	(64)
Amount	$2,438	$4,748	$(4,304)	$2,882	$3,984	$2,343	$(7,676)	$(1,349)
Class I
Shares	443	186	(288)	341	841	88	(612)	317
Amount	$10,931	$4,275	$(6,960)	$8,246	$18,360	$1,581	$(13,020)	$6,921
Class R3
Shares	226	252	(334)	144	497	163	(780)	(120)
Amount	$5,764	$6,020	$(8,553)	$3,231	$11,428	$3,058	$(16,889)	$(2,403)
Class R4
Shares	308	277	(351)	234	589	183	(915)	(143)
Amount	$8,030	$6,790	$(9,255)	$5,565	$13,848	$3,498	$(20,706)	$(3,360)
Class R5
Shares	34	34	(103)	(35)	108	28	(244)	(108)
Amount	$907	$867	$(2,726)	$(952)	$2,506	$540	$(5,383)	$(2,337)
Class Y
Shares	1,397	1,245	(894)	1,748	1,893	764	(2,295)	362
Amount	$37,855	$31,660	$(24,490)	$45,025	$46,274	$15,029	$(54,794)	$6,509
Total
Shares	4,055	3,891	(3,665)	4,281	6,565	2,421	(9,514)	(528)
Amount	$102,500	$91,029	$(91,148)	$102,381	$148,292	$44,339	$(206,555)	$(13,924)

23

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	10	$232
For the Year Ended October 31, 2013	22	$465

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is

24

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

The Hartford Small Company Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$24.58	$(0.12)	$1.08	$0.96	$–	$(2.77)	$(2.77)	$22.77	4.07	%(D)	$335,599	1.33	%(E)	1.33	%(E)	(1.00	)%(E)
B	20.82	(0.18)	0.91	0.73	–	(2.77)	(2.77)	18.78	3.67	(D)	5,269	2.28	(E)	2.14	(E)	( 1.80	)(E)
C	20.77	(0.17)	0.91	0.74	–	(2.77)	(2.77)	18.74	3.73	(D)	37,727	2.04	(E)	2.04	(E)	( 1.70	)(E)
I	25.12	(0.09)	1.10	1.01	–	(2.77)	(2.77)	23.36	4.19	(D)	44,016	1.08	(E)	1.08	(E)	( 0.75	)(E)
R3	26.00	(0.15)	1.15	1.00	–	(2.77)	(2.77)	24.23	4.00	(D)	57,196	1.54	(E)	1.54	(E)	( 1.20	)(E)
R4	26.65	(0.12)	1.18	1.06	–	(2.77)	(2.77)	24.94	4.14	(D)	68,942	1.24	(E)	1.24	(E)	( 0.90	)(E)
R5	27.23	(0.08)	1.20	1.12	–	(2.77)	(2.77)	25.58	4.28	(D)	6,918	0.97	(E)	0.95	(E)	( 0.61	)(E)
Y	27.48	(0.07)	1.22	1.15	–	(2.77)	(2.77)	25.86	4.36	(D)	346,289	0.84	(E)	0.84	(E)	( 0.50	)(E)

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$–	$(1.34)	$(1.34)	$24.58	35.44%		$320,630	1.39%		1.39%		(0.73)%
B	16.87	(0.27)	5.56	5.29	–	(1.34)	(1.34)	20.82	34.34		6,062	2.35		2.15		(1.47)
C	16.82	(0.26)	5.55	5.29	–	(1.34)	(1.34)	20.77	34.45		38,428	2.09		2.09		(1.43)
I	19.87	(0.11)	6.70	6.59	–	(1.34)	(1.34)	25.12	35.79		38,749	1.14		1.14		(0.52)
R3	20.61	(0.20)	6.93	6.73	–	(1.34)	(1.34)	26.00	35.15		57,652	1.56		1.55		(0.88)
R4	21.03	(0.14)	7.10	6.96	–	(1.34)	(1.34)	26.65	35.56		67,467	1.26		1.25		(0.59)
R5	21.39	(0.06)	7.24	7.18	–	(1.34)	(1.34)	27.23	36.02		8,321	0.99		0.95		(0.25)
Y	21.56	(0.05)	7.31	7.26	–	(1.34)	(1.34)	27.48	36.12		320,003	0.86		0.86		(0.20)

For the Year Ended October 31, 2012 (F)
A	$19.23	$(0.18)	$1.46	$1.28	$–	$(0.99)	$(0.99)	$19.52	7.44%		$268,501	1.41%		1.40%		(0.85)%
B	16.88	(0.35)	1.33	0.98	–	(0.99)	(0.99)	16.87	6.65		5,972	2.37		2.15		(1.60)
C	16.83	(0.29)	1.27	0.98	–	(0.99)	(0.99)	16.82	6.67		32,182	2.12		2.12		(1.57)
I	19.51	(0.11)	1.46	1.35	–	(0.99)	(0.99)	19.87	7.70		24,366	1.14		1.14		(0.58)
R3	20.27	(0.20)	1.53	1.33	–	(0.99)	(0.99)	20.61	7.30		48,148	1.58		1.55		(0.99)
R4	20.60	(0.13)	1.55	1.42	–	(0.99)	(0.99)	21.03	7.63		56,217	1.27		1.25		(0.68)
R5	20.88	(0.11)	1.61	1.50	–	(0.99)	(0.99)	21.39	7.93		8,859	1.00		0.95		(0.41)
Y	21.02	(0.06)	1.59	1.53	–	(0.99)	(0.99)	21.56	8.02		243,219	0.87		0.87		(0.30)

For the Year Ended October 31, 2011
A	$17.48	$(0.15)	$1.90	$1.75	$–	$–	$–	$19.23	10.01%		$296,062	1.37%		1.37%		(0.77)%
B	15.46	(0.27)	1.69	1.42	–	–	–	16.88	9.18		9,192	2.30		2.15		(1.55)
C	15.41	(0.26)	1.68	1.42	–	–	–	16.83	9.21		36,465	2.10		2.10		(1.50)
I	17.68	(0.10)	1.93	1.83	–	–	–	19.51	10.35		19,056	1.08		1.08		(0.49)
R3	18.45	(0.20)	2.02	1.82	–	–	–	20.27	9.86		46,392	1.57		1.55		(0.96)
R4	18.70	(0.14)	2.04	1.90	–	–	–	20.60	10.16		51,387	1.26		1.25		(0.66)
R5	18.90	(0.08)	2.06	1.98	–	–	–	20.88	10.48		9,867	0.99		0.95		(0.35)
Y	19.01	(0.06)	2.07	2.01	–	–	–	21.02	10.57		235,036	0.86		0.86		(0.26)

See Portfolio Turnover information on the next page.

26

The Hartford Small Company Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$13.90	$(0.13)	$3.71	$3.58	$–	$–	$–	$17.48	25.76%	$289,558	1.41%	1.40%	(0.80)%
B	12.39	(0.22)	3.29	3.07	–	–	–	15.46	24.78	12,384	2.36	2.15	(1.54)
C	12.34	(0.22)	3.29	3.07	–	–	–	15.41	24.88	40,018	2.16	2.15	(1.55)
I	14.03	(0.09)	3.74	3.65	–	–	–	17.68	26.02	13,283	1.17	1.15	(0.54)
R3	14.70	(0.16)	3.91	3.75	–	–	–	18.45	25.51	35,873	1.59	1.57	(1.00)
R4	14.85	(0.11)	3.96	3.85	–	–	–	18.70	25.93	45,096	1.28	1.26	(0.67)
R5	14.97	(0.07)	4.00	3.93	–	–	–	18.90	26.25	11,706	1.02	1.02	(0.41)
Y	15.03	(0.05)	4.03	3.98	–	–	–	19.01	26.48	273,558	0.87	0.87	(0.28)

For the Year Ended October 31, 2009
A	$13.09	$(0.08)	$0.89	$0.81	$–	$–	$–	$13.90	6.19%	$275,834	1.53%	1.32%	(0.67)%
B	11.71	(0.12)	0.80	0.68	–	–	–	12.39	5.81	16,169	2.59	1.76	(1.10)
C	11.71	(0.15)	0.78	0.63	–	–	–	12.34	5.38	38,082	2.31	2.04	(1.39)
I	13.18	(0.06)	0.91	0.85	–	–	–	14.03	6.45	16,312	1.24	1.11	(0.48)
R3	13.89	(0.13)	0.94	0.81	–	–	–	14.70	5.83	12,822	1.66	1.65	(1.04)
R4	13.98	(0.09)	0.96	0.87	–	–	–	14.85	6.22	31,532	1.31	1.31	(0.67)
R5	14.06	(0.06)	0.97	0.91	–	–	–	14.97	6.47	12,384	1.11	1.05	(0.42)
Y	14.10	(0.04)	0.97	0.93	–	–	–	15.03	6.59	245,727	0.91	0.91	(0.27)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	42%
For the Year Ended October 31, 2013	106
For the Year Ended October 31, 2012	124
For the Year Ended October 31, 2011	111
For the Year Ended October 31, 2010	181
For the Year Ended October 31, 2009	180

27

The Hartford Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

28

The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

29

The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,040.70	$6.75	$1,000.00	$1,018.18	$6.67	1.33%	181	365
Class B	$1,000.00	$1,036.70	$10.83	$1,000.00	$1,014.16	$10.71	2.14	181	365
Class C	$1,000.00	$1,037.30	$10.31	$1,000.00	$1,014.67	$10.20	2.04	181	365
Class I	$1,000.00	$1,041.90	$5.49	$1,000.00	$1,019.42	$5.43	1.08	181	365
Class R3	$1,000.00	$1,040.00	$7.81	$1,000.00	$1,017.14	$7.72	1.54	181	365
Class R4	$1,000.00	$1,041.40	$6.28	$1,000.00	$1,018.64	$6.21	1.24	181	365
Class R5	$1,000.00	$1,042.80	$4.81	$1,000.00	$1,020.09	$4.76	0.95	181	365
Class Y	$1,000.00	$1,043.60	$4.26	$1,000.00	$1,020.63	$4.21	0.84	181	365

31

The Hartford Small Company Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-SC14 4/14 114000-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD SMALL/MID CAP EQUITY FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Small/Mid Cap Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 1/01/05 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Small/Mid Cap Equity A#	6.16%	20.33%	20.45%	7.23%
Small/Mid Cap Equity A##	0.32%	13.72%	19.10%	6.58%
Small/Mid Cap Equity B#	5.75%	19.42%	19.61%	6.66%*
Small/Mid Cap Equity B##	1.19%	14.42%	19.41%	6.66%*
Small/Mid Cap Equity C#	5.79%	19.41%	19.58%	6.47%
Small/Mid Cap Equity C##	4.89%	18.41%	19.58%	6.47%
Small/Mid Cap Equity R3#	6.07%	20.07%	20.60%	7.47%
Small/Mid Cap Equity R4#	6.25%	20.45%	20.78%	7.56%
Small/Mid Cap Equity R5#	6.41%	20.83%	20.98%	7.66%
Small/Mid Cap Equity Y#	6.45%	20.81%	20.98%	7.65%
Russell 2500 Index	5.20%	20.78%	21.22%	8.57%

†	Not Annualized
▲	Inception: 01/01/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small/Mid Cap Equity Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Small/Mid Cap Equity Class A	1.30%	1.43%
Small/Mid Cap Equity Class B	2.05%	2.35%
Small/Mid Cap Equity Class C	2.05%	2.18%
Small/Mid Cap Equity Class R3	1.50%	1.68%
Small/Mid Cap Equity Class R4	1.20%	1.34%
Small/Mid Cap Equity Class R5	0.90%	1.04%
Small/Mid Cap Equity Class Y	0.85%	0.93%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
David J. Elliott, CFA
Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Small/Mid Cap Equity Fund returned 6.16%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the Russell 2500, which returned 5.20%. For the same period, the Fund outperformed the 5.76% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, nearing another all-time high in April. U.S. stocks finished 2013 with their best return since 1997 amid accommodative rhetoric from U.S. Federal Reserve (Fed) chairman nominee Janet Yellen and the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January. However, U.S. equities began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite myriad adverse weather-influenced economic data, the S&P 500 rebounded from January's pullback and finished February at an all-time high. Robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites. In March, momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the five-year-old bull market. This rotation out of the momentum and high-beta areas of the market continued in April, but the trend appeared to be abating toward the end of the month.

All ten sectors in the Russell 2500 Index posted positive returns during the period. Strong performers included the Utilities (+10.7%), Telecommunication Services (+10.7%), and Industrials (+8.9%) sectors, while the Consumer Discretionary (+1.0%), Information Technology (+2.1%) and Consumer Staples (+2.2%) sectors lagged on a relative basis.

Security selection was the main driver of the Fund’s benchmark-relative outperformance during the six-month period ended April 30, 2014. Favorable stock selection in the Energy, Healthcare, and Information Technology sectors more than offset weak stock selection in the Materials, Industrials, and Telecommunication Sectors. Overall sector positioning, a fallout of our bottom up stock selection process, contributed modestly to relative returns during the period due primarily to an overweight to the Energy and Healthcare sectors and an underweight to Information Technology. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The largest contributors to relative and absolute performance during the period were Alaska Air Group (Industrials), Myriad Genetics (Healthcare), and Valero Energy (Energy). Alaska Air Group, an airline holding company, rose during the period as sales increased during the period due to increased capacity and travel routes. Shares of Myriad Genetics, a healthcare company focused on the development and marketing of molecular diagnostic products, rose due to strong earnings above consensus, which were driven by improved testing volume and increased conversion rates to their new myRisk cancer panel test. Shares of Valero Energy, an independent petroleum refining company, rose during the period after the company reported better-than-expected quarterly earnings, driven by improved North Atlantic refining and ethanol margins.

The largest detractors from benchmark relative performance were Barrett Business Services (Industrials), Taser International (Industrials), and NuSkin Enterprises (Consumer Discretionary). Shares of Barrett Business Services, a Washington-based company that provides outsourced workers' compensation coverage and other personnel services to businesses, fell as the company reported

3

The Hartford Small/Mid Cap Equity Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

weaker than expected earnings during the period. Shares of Taser International, a U.S.-based company engaged in the development, manufacture and sale of electronic control devices, fell after the company announced continued capital expenditures in video technology that remains in the nascent stages of product development. Shares of NuSkin Enterprises, a global direct selling company that develops anti-aging products, fell sharply during the quarter.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary, Healthcare, and Energy sectors and most underweight the Industrials, Telecommunication Services, and Financials sectors relative to the Russell 2500 Index.

Diversification by Sector

as of April 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.6%
Consumer Staples	2.7
Energy	6.7
Financials	22.8
Health Care	11.7
Industrials	14.9
Information Technology	14.0
Materials	6.2
Services	0.4
Utilities	4.0
Total	99.0%
Short-Term Investments	0.9
Other Assets and Liabilities	0.1
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.0%
	Automobiles and Components - 1.7%
5	Gentex Corp.	$146
15	Goodyear (The) Tire & Rubber Co.	371
3	Lear Corp.	224
8	Superior Industries International, Inc.	167
2	TRW Automotive Holdings Corp. ●	137
2	Visteon Corp. ●	182
		1,227
	Banks - 5.0%
7	Banco Latinoamericano De Comercio Exterior S.A. ADR	180
40	Fifth Third Bancorp	826
7	Flagstar Bancorp, Inc. ●	121
12	Fulton Finance Corp.	143
56	Huntington Bancshares, Inc.	508
10	MainSource Financial Group, Inc.	165
15	MGIC Investment Corp. ●	132
4	Ocwen Financial Corp. ●	140
6	Popular, Inc. ●	182
44	Regions Financial Corp.	441
8	The Bancorp, Inc. ●	122
11	Webster Financial Corp.	316
9	Western Alliance Bancorp ●	208
2	WSFS Financial Corp.	129
		3,613
	Capital Goods - 9.0%
9	AAON, Inc.	261
5	Aceto Corp.	119
2	AGCO Corp.	134
10	Aircastle Ltd.	183
6	Albany International Corp. Class A	212
3	Alliant Techsystems, Inc.	462
6	Altra Industrial Motion Corp.	188
4	American Railcar Industries, Inc.	271
2	American Science & Engineering, Inc.	134
9	Ampco-Pittsburgh Corp.	182
5	Argan, Inc.	145
1	DXP Enterprises, Inc. ●	136
2	EnerSys, Inc.	135
11	Exelis, Inc.	202
6	Freighter America, Inc.	155
7	John Bean Technologies Corp.	200
20	Meritor, Inc. ●	235
2	Moog, Inc. Class A ●	144
6	MRC Global, Inc. ●	178
3	National Presto Industries, Inc.	224
6	Oshkosh Corp.	316
2	Proto Laboratories, Inc. ●	103
5	Spirit Aerosystems Holdings, Inc. ●	147
42	Taser International, Inc. ●	676
1	Teledyne Technologies, Inc. ●	102
6	Trex Co., Inc. ●	455
3	Trinity Industries, Inc.	255
3	United Rentals, Inc. ●	272
4	URS Corp.	165
1	Valmont Industries, Inc.	194
		6,585
	Commercial and Professional Services - 3.8%
7	Avery Dennison Corp.	355
10	Barrett Business Services, Inc.	497
5	Deluxe Corp.	286
4	Dun & Bradstreet Corp.	388
3	Manpowergroup, Inc.	268
13	Pitney Bowes, Inc.	351
8	R.R. Donnelley & Sons Co.	134
9	RPX Corp. ●	143
3	UniFirst Corp.	327
		2,749
	Consumer Durables and Apparel - 4.3%
6	CSS Industries, Inc.	145
3	Fossil Group, Inc. ●	267
8	Hanesbrands, Inc.	648
13	La-Z-Boy, Inc.	315
3	Nacco Industries, Inc. Class A	148
1	NVR, Inc. ●	625
6	Polaris Industries, Inc.	804
4	Skechers USA, Inc. Class A ●	176
		3,128
	Consumer Services - 4.4%
4	American Public Education, Inc. ●	121
5	Apollo Education Group, Inc. ●	133
2	Bally Technologies, Inc. ●	123
8	Brinker International, Inc.	403
6	Capella Education Co.	327
20	Career Education Corp. ●	147
4	Cheesecake Factory, Inc.	188
2	Cracker Barrel Old Country Store, Inc.	235
3	DeVry Education Group, Inc.	122
5	Domino's Pizza, Inc.	337
14	International Speedway Corp. Class A	431
11	Krispy Kreme Doughnuts, Inc. ●	189
4	Multimedia Games Holding Co., Inc. ●	111
12	Penn National Gaming, Inc. ●	134
9	Ruth's Hospitality Group, Inc.	112
3	Sotheby's Holdings	114
		3,227
	Diversified Financials - 2.3%
25	Apollo Investment Corp.	202
6	E*Trade Financial Corp. ●	144
9	Nasdaq OMX Group, Inc.	325
16	New Mountain Finance Corp.	222
6	PHH Corp. ●	140
34	Prospect Capital Corp.	363
7	Solar Capital Ltd.	147
2	World Acceptance Corp. ●	116
		1,659
	Energy - 6.7%
12	Alon USA Energy, Inc.	189
1	Clayton Williams Energy, Inc. ●	188
1	Core Laboratories N.V.	207
3	CVR Energy, Inc.	162
9	Delek U.S. Holdings, Inc.	275
4	Green Plains Renewable Energy, Inc.	104
5	Helmerich & Payne, Inc.	521
11	HollyFrontier Corp.	553
13	Magnum Hunter Resources Corp. ●	110
6	Matrix Service Co. ●	186
2	Oil States International, Inc. ●	204
5	Patterson-UTI Energy, Inc.	176
25	Sandridge Energy, Inc. ●	174
3	Seacor Holdings, Inc. ●	267

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.0% - (continued)
	Energy - 6.7% - (continued)
2	SM Energy Co.	$156
31	Vaalco Energy, Inc. ●	289
11	Valero Energy Corp.	647
11	Western Refining, Inc.	464
		4,872
	Food and Staples Retailing - 0.8%
6	Casey's General Stores, Inc.	384
3	Spartan Stores, Inc.	67
21	Supervalu, Inc. ●	146
		597
	Food, Beverage and Tobacco - 1.2%
2	Ingredion, Inc.	155
1	Keurig Green Mountain, Inc.	75
18	Pilgrim's Pride Corp. ●	383
5	Universal Corp.	278
		891
	Health Care Equipment and Services - 4.9%
4	Aetna, Inc.	257
3	Align Technology, Inc. ●	171
5	Anika Therapeutics, Inc. ●	222
4	Centene Corp. ●	246
3	Computer Programs & Systems, Inc.	183
4	Cyberonics, Inc. ●	254
10	Gentiva Health Services, Inc. ●	76
5	Health Net, Inc. ●	182
2	Hill-Rom Holdings, Inc.	75
3	Magellan Health Services, Inc. ●	150
6	Masimo Corp. ●	147
18	Owens & Minor, Inc.	614
13	Quality Systems, Inc.	198
15	Select Medical Holdings Corp.	207
6	SurModics, Inc. ●	126
10	West Pharmaceutical Services, Inc.	443
		3,551
	Household and Personal Products - 0.7%
2	Herbalife Ltd.	144
4	Nu Skin Enterprises, Inc. Class A	354
		498
	Insurance - 4.3%
7	American Equity Investment Life Holding Co.	156
5	Argo Group International Holdings Ltd.	218
7	Assurant, Inc.	465
3	Everest Re Group Ltd.	465
4	FBL Financial Group Class A	192
18	Genworth Financial, Inc. ●	319
11	Greenlight Capital Re Ltd. Class A ●	347
7	Montpelier Re Holdings Ltd.	226
6	Protective Life Corp.	317
19	Symetra Financial Corp.	397
		3,102
	Materials - 6.2%
24	A. M. Castle & Co. ●	293
7	Advanced Emissions Solutions, Inc. ●	160
5	Ashland, Inc.	464
4	Clearwater Paper Corp. ●	233
8	Commercial Metals Co.	146
3	Domtar Corp.	317
11	Ferro Corp. ●	137
9	FutureFuel Corp.	181
11	Gold Resource Corp.	50
9	Huntsman Corp.	230
8	Kraton Performance Polymers, Inc. ●	214
7	Myers Industries, Inc.	135
8	Olin Corp.	233
5	OM Group, Inc.	135
4	Reliance Steel & Aluminum	248
18	Resolute Forest Products ●	312
8	RPM International, Inc.	354
9	Sealed Air Corp.	292
9	United States Steel Corp.	245
5	Worthington Industries, Inc.	177
		4,556
	Media - 0.9%
4	Gannett Co., Inc.	98
23	Global Sources Ltd. ●	206
3	Morningstar, Inc.	242
2	Shutterstock, Inc. ●	131
		677
	Pharmaceuticals, Biotechnology and Life Sciences - 6.8%
8	Anacor Pharmaceuticals, Inc. ●	135
12	Bruker Corp. ●	250
5	Charles River Laboratories International, Inc. ●	290
13	Emergent Biosolutions, Inc. ●	353
10	Horizon Pharma, Inc. ●	139
6	Impax Laboratories, Inc. ●	167
–	Intercept Pharmaceuticals, Inc. ●	87
4	Isis Pharmaceuticals, Inc. ●	98
3	Ligand Pharmaceuticals, Inc. Class B ●	183
5	Luminex Corp. ●	104
2	Mettler-Toledo International, Inc. ●	529
11	Myriad Genetics, Inc. ●	449
22	Pacific Biosciences of California ●	96
61	PDL Biopharma, Inc.	518
18	Pozen, Inc.	151
2	Questcor Pharmaceuticals, Inc.	173
13	Repligen Corp. ●	209
4	Salix Pharmaceuticals Ltd. ●	385
24	Sciclone Pharmaceuticals, Inc. ●	114
6	United Therapeutics Corp. ●	560
		4,990
	Real Estate - 11.2%
8	AG Mortgage Investment Trust, Inc. REIT	140
5	Altisource Residential Corp.	146
17	American Capital Mortgage Investment Corp. REIT	327
24	American Realty Capital Properties, Inc.	310
24	Brandywine Realty Trust REIT	349
26	Capstead Mortgage Corp. REIT	335
7	CBL & Associates Properties, Inc. REIT	133
14	Franklin Street Properties Corp. REIT	175
11	Government Properties Income Trust REIT	290
17	Highwoods Properties, Inc. REIT	694
17	Hospitality Properties Trust REIT	517
3	Jones Lang LaSalle, Inc.	359
30	Mack-Cali Realty Corp. REIT	604
16	Omega Healthcare Investors, Inc. REIT	539
11	Pennsylvania REIT	184
47	Piedmont Office Realty Trust, Inc.	826
9	Potlatch Corp. REIT	325
9	Ramco-Gershenson Properties Trust REIT	152
7	Redwood Trust, Inc. REIT	159

The accompanying notes are an integral part of these financial statements.

6

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.0% - (continued)
	Real Estate - 11.2% - (continued)
27	Resource Capital Corp. REIT	$149
51	Retail Properties of America, Inc.	733
16	RLJ Lodging Trust REIT	432
5	Sabra Healthcare REIT, Inc.	147
15	Two Harbors Investment Corp. REIT	152
		8,177
	Retailing - 4.3%
6	ANN, Inc. ●	223
5	Buckle (The), Inc.	240
3	Children's Place Retail Stores, Inc.	125
4	Dillard's, Inc.	431
6	Express, Inc. ●	90
4	GameStop Corp. Class A	143
5	Guess?, Inc.	135
5	HSN, Inc.	261
4	Lumber Liquidators Holdings, Inc. ●	314
11	Nutrisystem, Inc.	171
8	Overstock.com, Inc. ●	122
16	PetMed Express, Inc.	205
14	Pier 1 Imports, Inc.	261
7	Williams-Sonoma, Inc.	408
		3,129
	Semiconductors and Semiconductor Equipment - 2.2%
5	Ambarella, Inc. ●	134
27	Amkor Technology, Inc. ●	214
8	Cirrus Logic, Inc. ●	167
11	Kulicke & Soffa Industries, Inc. ●	159
20	ON Semiconductor Corp. ●	187
7	PDF Solutions, Inc. ●	133
33	Silicon Image, Inc. ●	183
8	Skyworks Solutions, Inc. ●	308
3	SunPower Corp. ●	87
		1,572
	Software and Services - 7.1%
5	Advent Software, Inc.	130
17	AVG Technologies N.V. ●	315
21	CA, Inc.	633
12	Carbonite, Inc. ●	115
8	Comverse, Inc. ●	195
9	Conversant, Inc. ●	210
5	CSG Systems International, Inc.	129
13	Digital River, Inc. ●	203
1	DST Systems, Inc.	120
14	Global Cash Access, Inc. ●	94
4	Heartland Payment Systems, Inc.	160
5	iGate Corp. ●	165
8	Leidos Holdings, Inc.	290
8	Mentor Graphics Corp.	157
6	Pegasystems, Inc.	103
6	PTC, Inc. ●	212
4	SS&C Technologies Holdings, Inc. ●	140
7	Synopsys, Inc. ●	267
8	Take-Two Interactive Software, Inc. ●	169
25	TiVo, Inc. ●	291
7	Travelzoo, Inc. ●	124
2	Ultimate (The) Software Group, Inc. ●	287
9	Verint Systems, Inc. ●	376
5	Web.com Group, Inc. ●	157
4	WebMD Health Corp. ●	154
		5,196

	Technology Hardware and Equipment - 4.7%
4	Arrow Electronics, Inc. ●	227
7	Aruba Networks, Inc. ●	146
8	Benchmark Electronics, Inc. ●	176
47	Brocade Communications Systems, Inc. ●	442
13	Comtech Telecommunications Corp.	403
8	Ingram Micro, Inc. ●	221
4	Lexmark International, Inc.	176
4	Plexus Corp. ●	151
12	QLogic Corp. ●	144
4	SYNNEX Corp. ●	250
6	Technology Data Corp. ●	375
4	Ubiquiti Networks, Inc. ●	147
6	Western Digital Corp.	555
		3,413
	Telecommunication Services - 0.4%
11	Telephone & Data Systems, Inc.	310

	Transportation - 2.1%
11	Alaska Air Group, Inc.	1,054
2	Allegiant Travel Co.	209
10	Swift Transportation Co. ●	250
		1,513
	Utilities - 4.0%
60	Atlantic Power Corp.	178
4	El Paso Electric Co.	155
17	Great Plains Energy, Inc.	451
4	National Fuel Gas Co.	324
6	Pinnacle West Capital Corp.	335
19	Portland General Electric Co.	646
24	Westar Energy, Inc.	847
		2,936
	Total Common Stocks
	( Cost $60,897)	$72,168

	Total Long-Term Investments
	(Cost $60,897)	$72,168

Short-Term Investments - 0.9%
Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $29, collateralized by GNMA 4.00%, 2044, value of $30)
$29	0.05%, 4/30/2014	$29
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $144,
collateralized by U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note 0.13%
	- 4.75%, 2014 - 2024, value of $147)
144	0.04%, 4/30/2014	144
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $51, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $52)
51	0.04%, 4/30/2014	51

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Short-Term Investments - 0.9% - (continued)
Repurchase Agreements - 0.9% - (continued)
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $127, collateralized by U.S. Treasury
Bill 0.02% - 0.14%, 2014 - 2015, U.S. Treasury
Bond 2.75% - 10.63%, 2015 - 2042, U.S.
Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $129)
$127	0.04%, 4/30/2014		$127
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $77, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $78)
77	0.05%, 4/30/2014		77
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $63, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $65)
63	0.04%, 4/30/2014		63
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $176,
collateralized by FHLMC 3.50% - 4.00%, 2026 -
2042, FNMA 3.00% - 5.00%, 2025 - 2043, U.S.
	Treasury Note 3.13%, 2017, value of $179)
176	0.05%, 4/30/2014		176
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $1, collateralized by U.S. Treasury Note 2.13%, 2015, value of $1)
1	0.04%, 4/30/2014		1
			668
	Total Short-Term Investments
	(Cost $668)		$668

	Total Investments
	(Cost $61,565) ▲	99.9%	$72,836
	Other Assets and Liabilities	0.1%	59
	Total Net Assets	100.0%	$72,895

The accompanying notes are an integral part of these financial statements.

8

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $61,670 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,532
Unrealized Depreciation	(2,366)
Net Unrealized Appreciation	$11,166

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small/Mid Cap Equity Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$72,168	$72,168	$–	$–
Short-Term Investments	668	–	668	–
Total	$72,836	$72,168	$668	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small/Mid Cap Equity Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $61,565)	$72,836
Foreign currency on deposit with custodian (cost $2)	2
Receivables:
Fund shares sold	83
Dividends and interest	43
Other assets	62
Total assets	73,026
Liabilities:
Bank overdraft	1
Payables:
Fund shares redeemed	90
Investment management fees	9
Administrative fees	—
Distribution fees	5
Accrued expenses	26
Total liabilities	131
Net assets	$72,895
Summary of Net Assets:
Capital stock and paid-in-capital	$64,878
Undistributed net investment income	143
Accumulated net realized loss	(3,397)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	11,271
Net assets	$72,895

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.50/$14.29
Shares outstanding	4,024
Net assets	$54,327
Class B: Net asset value per share	$12.80
Shares outstanding	282
Net assets	$3,616
Class C: Net asset value per share	$12.65
Shares outstanding	1,071
Net assets	$13,549
Class R3: Net asset value per share	$13.83
Shares outstanding	43
Net assets	$588
Class R4: Net asset value per share	$13.86
Shares outstanding	28
Net assets	$394
Class R5: Net asset value per share	$13.90
Shares outstanding	13
Net assets	$183
Class Y: Net asset value per share	$13.88
Shares outstanding	17
Net assets	$238

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small/Mid Cap Equity Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$762
Interest	—
Less: Foreign tax withheld	(1)
Total investment income	761

Expenses:
Investment management fees	269
Administrative services fees
Class R3	1
Class R4	—
Class R5	—
Transfer agent fees
Class A	54
Class B	8
Class C	13
Class R3	—
Class R4	—
Class Y	—
Distribution fees
Class A	67
Class B	20
Class C	65
Class R3	1
Class R4	—
Custodian fees	1
Accounting services fees	5
Registration and filing fees	47
Board of Directors' fees	2
Audit fees	6
Other expenses	10
Total expenses (before waivers)	569
Expense waivers	(39)
Transfer agent fee waivers	(1)
Total waivers	(40)
Total expenses, net	529
Net Investment Income	232
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	4,063
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments and Foreign Currency Transactions	4,063
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(84)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(84)
Net Gain on Investments and Foreign Currency Transactions	3,979
Net Increase in Net Assets Resulting from Operations	$4,211

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small/Mid Cap Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$232	$978
Net realized gain on investments and foreign currency transactions	4,063	13,648
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(84)	5,667
Net Increase in Net Assets Resulting from Operations	4,211	20,293
Distributions to Shareholders:
From net investment income
Class A	(567)	(456)
Class B	(12)	(19)
Class C	(67)	(45)
Class R3	(7)	(1)
Class R4	(2)	(4)
Class R5	(3)	(2)
Class Y	(3)	(328)
Total from net investment income	(661)	(855)
From net realized gain on investments
Class A	(6,823)	—
Class B	(586)	—
Class C	(1,750)	—
Class R3	(77)	—
Class R4	(22)	—
Class R5	(21)	—
Class Y	(29)	—
Total from net realized gain on investments	(9,308)	—
Total distributions	(9,969)	(855)
Capital Share Transactions:
Class A	7,144	(2,281)
Class B	(372)	(1,283)
Class C	2,330	(213)
Class R3	49	385
Class R4	235	(145)
Class R5	27	2
Class Y	32	(22,752)
Net increase (decrease) from capital share transactions	9,445	(26,287)
Net Increase (Decrease) in Net Assets	3,687	(6,849)
Net Assets:
Beginning of period	69,208	76,057
End of period	$72,895	$69,208
Undistributed (distribution in excess of) net investment income	$143	$572

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Small/Mid Cap Equity Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available.  There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

14

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

15

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain

16

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2014.

17

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$855	$288

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$4,295
Undistributed Long-Term Capital Gain	5,673
Accumulated Capital Losses*	(7,444)
Unrealized Appreciation†	11,251
Total Accumulated Earnings	$13,775

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(148)
Accumulated Net Realized Gain (Loss)	148

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$7,444
Total	$7,444

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $4,297 of prior year capital loss carryforwards.

19

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $2 billion	0.65%
On next $2 billion	0.64%
On next $5 billion	0.63%
Over $10 billion	0.62%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.50%	1.20%	0.90%	0.85%

20

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $72 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	45%
Class R5	99
Class Y	100

21

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$43,535	$—	$43,535
Sales Proceeds	43,421	—	43,421

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	353	550	(358)	545	833	38	(1,072)	(201)
Amount	$4,835	$7,187	$(4,878)	$7,144	$10,872	$440	$(13,593)	$(2,281)
Class B
Shares	3	47	(76)	(26)	11	1	(115)	(103)
Amount	$45	$574	$(991)	$(372)	$134	$18	$(1,435)	$(1,283)
Class C
Shares	143	141	(96)	188	139	4	(168)	(25)
Amount	$1,844	$1,719	$(1,233)	$2,330	$1,757	$43	$(2,013)	$(213)
Class R3
Shares	11	6	(14)	3	29	—	(2)	27
Amount	$154	$82	$(187)	$49	$417	$1	$(33)	$385
Class R4
Shares	15	2	—	17	1	—	(13)	(12)
Amount	$211	$24	$—	$235	$8	$3	$(156)	$(145)
Class R5
Shares	—	2	—	2	—	—	—	—
Amount	$3	$24	$—	$27	$—	$2	$—	$2
Class Y
Shares	—	2	—	2	166	28	(1,938)	(1,744)
Amount	$—	$32	$—	$32	$2,079	$328	$(25,159)	$(22,752)
Total
Shares	525	750	(544)	731	1,179	71	(3,308)	(2,058)
Amount	$7,092	$9,642	$(7,289)	$9,445	$15,267	$835	$(42,389)	$(26,287)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	25	$348
For the Year Ended October 31, 2013	38	$507

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line

22

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Small/Mid Cap Equity Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$14.77	$0.06	$0.76	$0.82	$(0.14)	$(1.95)	$(2.09)	$13.50	6.16	%(D)	$54,327	1.40	%(E)	1.30	%(E)	0.82	%(E)
B	14.06	0.01	0.72	0.73	(0.04)	(1.95)	(1.99)	12.80	5.75	(D)	3,616	2.33	(E)	2.05	(E)	0.08	(E)
C	13.94	–	0.72	0.72	(0.06)	(1.95)	(2.01)	12.65	5.79	(D)	13,549	2.15	(E)	2.05	(E)	0.07	(E)
R3	15.10	0.04	0.79	0.83	(0.15)	(1.95)	(2.10)	13.83	6.07	(D)	588	1.69	(E)	1.50	(E)	0.59	(E)
R4	15.10	0.06	0.79	0.85	(0.14)	(1.95)	(2.09)	13.86	6.25	(D)	394	1.36	(E)	1.20	(E)	0.89	(E)
R5	15.16	0.09	0.79	0.88	(0.19)	(1.95)	(2.14)	13.90	6.41	(D)	183	1.05	(E)	0.90	(E)	1.22	(E)
Y	15.14	0.09	0.79	0.88	(0.19)	(1.95)	(2.14)	13.88	6.45	(D)	238	0.95	(E)	0.85	(E)	1.27	(E)

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50	$3.69	$(0.13)	$–	$(0.13)	$14.77	33.23%		$51,393	1.43%		1.30%		1.48%
B	10.68	0.09	3.34	3.43	(0.05)	–	(0.05)	14.06	32.21		4,337	2.35		2.05		0.77
C	10.60	0.09	3.30	3.39	(0.05)	–	(0.05)	13.94	32.12		12,315	2.18		2.05		0.73
R3	11.47	0.14	3.61	3.75	(0.12)	–	(0.12)	15.10	32.93		598	1.68		1.50		1.05
R4	11.48	0.23	3.55	3.78	(0.16)	–	(0.16)	15.10	33.25		172	1.34		1.20		1.75
R5	11.51	0.25	3.58	3.83	(0.18)	–	(0.18)	15.16	33.71		169	1.04		0.90		1.87
Y	11.51	0.29	3.53	3.82	(0.19)	–	(0.19)	15.14	33.59		224	0.93		0.85		2.33

For the Year Ended October 31, 2012 (F)
A	$10.10	$0.08	$1.03	$1.11	$–	$–	$–	$11.21	10.99%		$41,266	1.44%		1.30%		0.69%
B	9.69	(0.01)	1.00	0.99	–	–	–	10.68	10.22		4,391	2.38		2.05		(0.06)
C	9.62	(0.01)	0.99	0.98	–	–	–	10.60	10.19		9,624	2.21		2.05		(0.06)
R3	10.35	0.05	1.07	1.12	–	–	–	11.47	10.82		144	1.65		1.50		0.52
R4	10.36	0.09	1.06	1.15	(0.03)	–	(0.03)	11.48	11.11		262	1.35		1.20		0.90
R5	10.36	0.12	1.07	1.19	(0.04)	–	(0.04)	11.51	11.48		127	1.03		0.90		1.11
Y	10.36	0.23	0.96	1.19	(0.04)	–	(0.04)	11.51	11.49		20,243	0.90		0.85		1.01

For the Year Ended October 31, 2011
A	$9.37	$0.03	$0.73	$0.76	$(0.03)	$–	$(0.03)	$10.10	8.09%		$44,655	1.36%		1.30%		0.27%
B	9.04	(0.05)	0.70	0.65	–	–	–	9.69	7.19		4,821	2.31		2.05		(0.47)
C	8.97	(0.05)	0.70	0.65	–	–	–	9.62	7.25		9,702	2.13		2.05		(0.48)
R3(G)	9.13	–	1.22	1.22	–	–	–	10.35	13.36	(D)	113	1.61	(E)	1.50	(E)	(0.40)	(E)
R4(G)	9.13	–	1.23	1.23	–	–	–	10.36	13.47	(D)	113	1.31	(E)	1.20	(E)	(0.12)	(E)
R5(G)	9.13	–	1.23	1.23	–	–	–	10.36	13.47	(D)	114	1.01	(E)	0.90	(E)	0.17	(E)
Y	9.60	0.07	0.76	0.83	(0.07)	–	(0.07)	10.36	8.61		88,130	0.87		0.85		0.68

For the Year Ended October 31, 2010
A	$7.49	$0.02	$1.86	$1.88	$–	$–	$–	$9.37	25.10%		$46,068	1.45%		1.31%		0.19%
B	7.27	(0.05)	1.82	1.77	–	–	–	9.04	24.35		5,420	2.39		2.06		(0.55)
C	7.21	(0.04)	1.80	1.76	–	–	–	8.97	24.41		10,025	2.22		2.06		(0.56)
Y	7.64	0.05	1.91	1.96	–	–	–	9.60	25.65		42,540	0.89		0.87		0.65

See Portfolio Turnover information on the next page.

24

The Hartford Small/Mid Cap Equity Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$6.04	$–	$1.45	$1.45	$–	$–	$–	$7.49	24.01%	$25,208	1.76%	1.21%	0.03%
B	5.89	(0.02)	1.40	1.38	–	–	–	7.27	23.43	3,396	2.89	1.59	(0.37)
C	5.86	(0.04)	1.39	1.35	–	–	–	7.21	23.04	5,778	2.59	1.88	(0.67)
Y	6.15	0.01	1.48	1.49	–	–	–	7.64	24.23	2,061	1.01	0.95	0.18

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Commenced operations on September 30, 2011.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	61%
For the Year Ended October 31, 2013	140
For the Year Ended October 31, 2012	121
For the Year Ended October 31, 2011	202
For the Year Ended October 31, 2010	399(A)
For the Year Ended October 31, 2009	172

(A)	During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.

25

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

26

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

27

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Small/Mid Cap Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,061.60	$6.64	$1,000.00	$1,018.35	$6.50	1.30%	181	365
Class B	$1,000.00	$1,057.50	$10.45	$1,000.00	$1,014.63	$10.24	2.05	181	365
Class C	$1,000.00	$1,057.90	$10.45	$1,000.00	$1,014.63	$10.24	2.05	181	365
Class R3	$1,000.00	$1,060.70	$7.66	$1,000.00	$1,017.36	$7.50	1.50	181	365
Class R4	$1,000.00	$1,062.50	$6.15	$1,000.00	$1,018.83	$6.02	1.20	181	365
Class R5	$1,000.00	$1,064.10	$4.60	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class Y	$1,000.00	$1,064.50	$4.35	$1,000.00	$1,020.58	$4.26	0.85	181	365

29

The Hartford Small/Mid Cap Equity Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

30

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-SMC14 4/14 113999-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD STRATEGIC INCOME FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Strategic Income Fund inception 05/31/2007
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to provide current income and long-term total return.

Performance Overview 5/31/07 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Strategic Income A#	3.07%	1.71%	9.68%	5.16%
Strategic Income A##	-1.57%	-2.87%	8.67%	4.46%
Strategic Income B#	2.67%	1.03%	8.83%	4.34%
Strategic Income B##	-2.33%	-3.85%	8.54%	4.34%
Strategic Income C#	2.67%	1.03%	8.86%	4.41%
Strategic Income C##	1.67%	0.06%	8.86%	4.41%
Strategic Income I#	3.20%	1.97%	9.96%	5.46%
Strategic Income R3#	2.80%	1.43%	9.68%	5.69%
Strategic Income R4#	3.07%	1.82%	9.86%	5.82%
Strategic Income R5#	3.22%	2.13%	10.03%	5.95%
Strategic Income Y#	3.25%	2.08%	10.04%	5.96%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	5.19%

†	Not Annualized
▲	Inception: 05/31/2007
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class Y shares commenced operations on 8/31/07. Accordingly, the “Since inception” performance shown for Class Y is since that date. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 2, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Strategic Income Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Strategic Income Class A	0.95%	0.99%
Strategic Income Class B	1.70%	1.79%
Strategic Income Class C	1.69%	1.69%
Strategic Income Class I	0.70%	0.70%
Strategic Income Class R3	1.25%	1.39%
Strategic Income Class R4	0.95%	1.03%
Strategic Income Class R5	0.65%	0.71%
Strategic Income Class Y	0.60%	0.61%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill, III	Joseph F. Marvan, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Strategic Income Fund returned 3.07%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.74% for the same period. However, the Fund underperformed the 3.28% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

During the period, we positioned the Fund with an overweight to spread sectors, including high yield credit, bank loans, and EM debt. An allocation to high yield credit represented the top contributor to benchmark relative outperformance as risk assets embraced the Fed’s guidance implying continued low interest rates and shrugged off weak economic data as weather-related. We tactically managed exposures to investment grade and high yield credit through credit default swap index exposure, which contributed positively to performance. The Fund’s allocation to bank loans, emphasizing the high and middle quality portions of the market, was based on what we considered to be strong credit fundamentals, supportive technical backdrop, and reasonable valuations. The bank loan sector generated strong performance for the period and contributed significantly to benchmark-relative results. Mortgage Backed Securities (MBS) exposure, particularly an allocation to non-agency MBS, and Commercial Mortgage Backed Securities (CMBS) also contributed to the Fund’s relative performance. Positive relative results were partially offset by an underweight to and security selection within investment grade corporates, particularly industrials. Additionally, an allocation to developed non-dollar denominated bonds detracted from benchmark relative results as the dollar strengthened over the period. An overweight to the 5-year portion of the yield curve detracted from relative performance, as 5-year U.S. Treasury rates rose over the six-month period.

3

The Hartford Strategic Income Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

What is the outlook?

At the end of the period, we maintained a moderately pro-cyclical risk posture as we see positive U.S. economic momentum in 2014, underpinned by still supportive monetary policy and much less fiscal drag compared to 2013. Although valuations in many fixed income sectors have risen closer to fair value, we believe accommodative monetary policy and reasonable economic growth will bode well for credit spreads.

At the end of the quarter we maintained a structural emphasis on higher income-producing sectors such as bank loans, EM debt, non-agency MBS, CMBS, and high yield. We believe there are better opportunities in high yield and bank loans, and have, therefore, reduced exposure to investment grade corporates. We continue to favor investment grade financials, as these companies have de-levered significantly and built up capital buffers. We continue to believe that emerging market debt valuations are attractive, and we favor emerging market sovereign exposure over corporates.

We expect economic growth and increasing inflation expectations to put upward pressure on interest rates. Therefore, we positioned the portfolio with a short duration bias relative to the benchmark at the end of the period.

Credit Exposure

as of April 30, 2014

Credit Rating *	Percentage of Net Assets
Aaa / AAA	7.7
Aa / AA	5.0
A	1.7
Baa / BBB	26.1
Ba / BB	22.0
B	17.3
Caa / CCC or Lower	14.7
Not Rated	3.2
Non-Debt Securities and Other Short-Term Instruments	4.5
Other Assets and Liabilities	(2.3)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type

as of April 30, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1
Preferred Stocks	0.1
Total	0.2
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	13.2
Corporate Bonds	14.6
Foreign Government Obligations	35.4
Municipal Bonds	0.8
Senior Floating Rate Interests	24.3
U.S. Government Agencies	8.0
U.S. Government Securities	1.5
Total	97.8
Short-Term Investments	4.2
Purchased Options	0.1
Other Assets and Liabilities	(2.3)
Total	100.0%

4

The Hartford Strategic Income Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 13.2%
	Finance and Insurance - 13.2%
	American Home Mortgage Assets Trust
$640	0.28%, 03/25/2047 ‡Δ	$493
878	1.07%, 10/25/2046 ‡Δ	632
	Amortizing Residential Collateral Trust
59	0.79%, 08/25/2032 Δ	54
	Asset Backed Funding Certificates
925	0.37%, 01/25/2037 ‡Δ	565
	Banc of America Funding Corp.
704	0.34%, 10/20/2036 ‡Δ	499
241	5.85%, 01/25/2037 ‡	195
	Banc of America Mortgage Securities
453	2.77%, 09/25/2035 Δ	411
	BCAP LLC Trust
834	0.32%, 01/25/2037 ‡Δ	620
830	0.33%, 03/25/2037 ‡Δ	670
692	0.36%, 05/25/2047 ‡Δ	485
	Bear Stearns Adjustable Rate Mortgage Trust
1,045	2.43%, 10/25/2035 ‡Δ	1,026
	Bear Stearns Alt-A Trust
1,296	0.53%, 05/25/2036 ‡Δ	851
	Chase Mortgage Finance Corp.
1,050	5.50%, 11/25/2035 ‡	1,039
	Citigroup Commercial Mortgage Trust
490	4.25%, 09/10/2046 ■	384
	Commercial Mortgage Trust
570	4.75%, 11/15/2045 ■‡	485
	Countrywide Alternative Loan Trust
786	0.47%, 11/25/2035 ‡Δ	626
1,872	5.75%, 05/25/2036	1,571
	Countrywide Home Loans, Inc.
1,363	2.67%, 09/25/2047 Δ	1,200
887	4.93%, 11/20/2035 ‡Δ	808
1,485	5.75%, 08/25/2037	1,415
	Deutsche Alt-A Securities, Inc. Mortgage
895	0.27%, 08/25/2036 ‡Δ	674
470	0.30%, 03/25/2037 ‡Δ	303
	Downey S & L Assoc Mortgage Loan Trust
403	1.05%, 03/19/2046 Δ	305
	First Franklin Mortgage Loan Trust
1,430	0.39%, 04/25/2036 ‡Δ	913
	First Horizon Alternative Mortgage Securities
2,244	2.21%, 04/25/2036 ╦Δ	1,864
2,028	2.24%, 09/25/2035 ╦Δ	1,775
	First Horizon Mortgage Pass-through Trust
186	2.53%, 08/25/2037 Δ	154
	GMAC Mortgage Corp. Loan Trust
163	2.87%, 04/19/2036 Δ	144
1,204	3.13%, 09/19/2035 Δ	1,120
	GS Mortgage Securities Trust
465	3.67%, 04/10/2047 ■	299
1,795	4.86%, 11/10/2045 ■╦Δ	1,735
2,340	5.00%, 05/10/2045 ■╦Δ	2,029
	GSAA Home Equity Trust
1,039	0.20%, 03/25/2047 ‡Δ	610
969	0.22%, 12/25/2046 ‡Δ	537
2,044	0.23%, 02/25/2037 ‡Δ	1,093
628	0.24%, 12/25/2036 ‡Δ	317
1,548	0.25%, 03/25/2037 ‡Δ	780
505	0.31%, 07/25/2036 ‡Δ	262
1,145	0.32%, 03/25/2047 ‡Δ	560
325	0.38%, 04/25/2047 Δ	186
823	0.39%, 11/25/2036 ‡Δ	486
674	5.88%, 09/25/2036	392
	GSAMP Trust
2,219	0.24%, 01/25/2037 ‡Δ	1,309
184	0.35%, 11/25/2036 Δ	102
	GSR Mortgage Loan Trust
1,687	2.62%, 01/25/2036 Δ	1,518
1,392	2.67%, 04/25/2035 ‡Δ	1,345
175	2.72%, 10/25/2035 Δ	154
	Harborview Mortgage Loan Trust
1,230	0.34%, 01/19/2038 ‡Δ	1,030
1,622	0.37%, 05/19/2047 ‡Δ	690
4,611	0.39%, 12/19/2036 ╦Δ	2,953
978	0.48%, 09/19/2035 ‡Δ	746
	Hilton USA Trust
1,395	3.91%, 11/05/2030 ■‡Δ	1,395
	Home Equity Loan Trust
623	2.43%, 11/25/2035 Δ	581
	IMPAC Commercial Mortgage Backed Trust
126	1.65%, 02/25/2036 Δ	119
	Impac Secured Assets Trust
2,382	0.43%, 08/25/2036 ╦Δ	1,568
	IndyMac Index Mortgage Loan Trust
587	0.43%, 07/25/2035 Δ	502
366	0.44%, 01/25/2036 Δ	245
1,973	0.55%, 07/25/2046 Δ	1,026
955	2.52%, 03/25/2036 Δ	701
604	2.62%, 12/25/2036 Δ	526
	JP Morgan Chase Commercial Mortgage Securities Corp.
681	2.75%, 10/15/2045 ■	484
	JP Morgan Chase Commercial Mortgage Security
485	4.43%, 12/15/2047 ■Δ	398
	JP Morgan Mortgage Trust
2,141	2.73%, 05/25/2036 ╦Δ	1,963
979	2.75%, 09/25/2035 - 08/25/2036 ‡Δ	880
	Lehman XS Trust
587	0.36%, 07/25/2046 ‡Δ	456
227	0.39%, 06/25/2047 Δ	153
115	1.00%, 09/25/2047 Δ	95
	Merrill Lynch Mortgage Investors Trust
482	2.72%, 07/25/2035 ‡Δ	412
	Morgan Stanley Mortgage Loan Trust
1,317	0.32%, 05/25/2036 - 11/25/2036 ‡Δ	567
	Newcastle Mortgage Securities Trust
175	0.38%, 04/25/2037 Δ	98
	Residential Accredit Loans, Inc.
300	0.93%, 09/25/2046 Δ	194
2,651	1.42%, 11/25/2037 ╦Δ	1,613
2,106	3.86%, 04/25/2035 ╦Δ	1,904
	Residential Asset Securitization Trust
928	0.60%, 03/25/2035 Δ	755
	Residential Funding Mortgage Securities
142	3.03%, 04/25/2037 Δ	123
	Sequoia Mortgage Trust
313	0.42%, 01/20/2035 Δ	288
82	2.45%, 07/20/2037 Δ	67

The accompanying notes are an integral part of these financial statements.

5

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 13.2% - (continued)
		Finance and Insurance - 13.2% - (continued)
		Soundview Home Equity Loan Trust, Inc.
	$3,766	0.39%, 07/25/2036 ╦Δ	$1,945
		Springleaf Mortgage Loan Trust
	1,035	3.52%, 12/25/2065 ■	1,043
		Structured Adjustable Rate Mortgage Loan Trust
	557	0.30%, 02/25/2037 Δ	396
	2,374	2.37%, 02/25/2036 Δ	1,919
		Structured Asset Mortgage Investments, Inc.
	736	0.37%, 05/25/2046 Δ	425
	1,756	0.38%, 02/25/2036 Δ	1,379
		VNO Mortgage Trust
	710	3.95%, 12/13/2029 ■Δ	710
		Wells Fargo Alternative Loan Trust
	259	2.67%, 12/28/2037 Δ	206
	289	6.25%, 11/25/2037	273
		Wells Fargo Mortgage Backed Securities Trust
	1,555	2.62%, 04/25/2036 Δ	1,508
	491	2.74%, 09/25/2036 Δ	460
	180	5.17%, 10/25/2035 Δ	179
		WF-RBS Commercial Mortgage Trust
	1,750	4.80%, 11/15/2045 ■╦Δ	1,489
	635	5.00%, 06/15/2044 ■	572
			70,031

		Total Asset and Commercial Mortgage Backed Securities
		(Cost $66,015)	$70,031

Corporate Bonds - 14.6%
		Accommodation and Food Services - 0.1%
		Choice Hotels International, Inc.
	$420	5.75%, 07/01/2022 ‡	$444

		Administrative Waste Management and Remediation - 0.3%
		ADT Corp.
	1,180	6.25%, 10/15/2021 ■‡Θ	1,230
		Clean Harbors, Inc.
	60	5.13%, 06/01/2021	61
	191	5.25%, 08/01/2020 ‡	196
		Equinix, Inc.
	50	4.88%, 04/01/2020	51
	305	5.38%, 04/01/2023 ‡	310
			1,848
		Arts, Entertainment and Recreation - 0.3%
		Gannett Co., Inc.
	1,100	5.13%, 10/15/2019 - 07/15/2020 ■‡	1,144
		NBC Universal Enterprise
	440	5.25%, 12/19/2049 ■‡	458
		Numericable Group S.A.
	235	4.88%, 05/15/2019 ■☼	237
			1,839
		Computer and Electronic Product Manufacturing - 0.3%
		SBA Tower Trust
	1,355	3.60%, 04/15/2043 ■‡	1,368

		Construction - 0.1%
		Lennar Corp.
	600	4.50%, 06/15/2019 ‡	607

		Finance and Insurance - 6.5%
		AXA S.A.
	1,330	6.46%, 12/14/2018 ■╦♠Δ	1,426
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600	7.00%, 12/29/2049 §	2,300
	1,200	9.00%, 05/09/2018 ♠	1,326
		Banco Santander S.A.
EUR	2,300	6.25%, 03/12/2049 §	3,212
		Bank of Ireland
EUR	775	10.00%, 07/30/2016 §	1,192
		Barclays Bank plc
	450	7.75%, 04/10/2023	499
EUR	925	8.00%, 12/15/2049	1,367
	1,050	8.25%, 12/15/2018 ♠β	1,118
		CIT Group, Inc.
	1,517	5.50%, 02/15/2019 ■╦	1,634
		Citigroup, Inc.
	310	6.68%, 09/13/2043 ‡	371
		Credit Suisse AG
EUR	475	5.75%, 09/18/2025 §	731
		Credit Suisse Group AG
	675	7.88%, 02/24/2041 §	737
		Development Bank of Kazakhstan JSC
	525	4.13%, 12/10/2022 §	476
		General Motors Financial Co., Inc.
	460	6.25%, 10/02/2043 ■‡	504
		HSBC Holdings plc
	450	5.25%, 03/14/2044	461
		JP Morgan Chase & Co.
	2,345	5.63%, 08/16/2043 ╦	2,565
		KBC Groep N.V.
EUR	575	5.63%, 03/29/2049 §☼	788
		Mapfre S.A.
EUR	1,450	5.92%, 07/24/2037	2,138
		Minerva Luxembourg S.A.
	560	7.75%, 01/31/2023 ■‡	576
		Nationwide Building Society
GBP	1,525	6.88%, 03/11/2049 §	2,630
		Royal Bank of Scotland Group plc
	975	6.13%, 12/15/2022 ‡	1,038
		SLM Corp.
	340	5.50%, 01/15/2019	360
	100	6.00%, 01/25/2017	109
	545	6.25%, 01/25/2016	588
	840	8.45%, 06/15/2018	990
		Societe Generale
	2,550	8.25%, 11/29/2018 ╦§♠	2,770
		UBS AG Stamford CT
	515	7.63%, 08/17/2022	612
		Vnesheconombank Via VEB Finance plc
	500	5.94%, 11/21/2023 §	445
		VTB Capital S.A.
	1,525	6.88%, 05/29/2018 §	1,525
			34,488
		Health Care and Social Assistance - 0.7%
		Community Health Systems, Inc.
	275	5.13%, 08/01/2021 ■	280
		HCA, Inc.
	665	3.75%, 03/15/2019 ‡	670
	305	4.75%, 05/01/2023 ‡	300
	800	6.50%, 02/15/2020 ‡	892

The accompanying notes are an integral part of these financial statements.

6

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 14.6% - (continued)
	Health Care and Social Assistance - 0.7% - (continued)
	Tenet Healthcare Corp.
$1,380	6.00%, 10/01/2020 ■╦	$1,449
	Wellcare Health Plans, Inc.
225	5.75%, 11/15/2020	240
		3,831
	Information - 2.0%
	Activision Blizzard, Inc.
1,390	5.63%, 09/15/2021 ■╦	1,482
	Audatex North America, Inc.
585	6.00%, 06/15/2021 ■‡	627
	DISH DBS Corp.
600	6.75%, 06/01/2021 ‡	678
425	7.88%, 09/01/2019 ‡	504
	MetroPCS Wireless, Inc.
65	7.88%, 09/01/2018	69
	MTS International Funding Ltd.
1,040	5.00%, 05/30/2023 ■‡	926
	Sprint Nextel Corp.
799	7.00%, 03/01/2020 ■‡	922
451	9.00%, 11/15/2018 ■‡	550
	T-Mobile USA, Inc.
315	5.25%, 09/01/2018 ‡	332
85	6.13%, 01/15/2022	89
630	6.46%, 04/28/2019 ‡	668
260	6.63%, 04/28/2021 ‡	281
195	6.73%, 04/28/2022 ‡	210
	Unitymedia Hessen GmbH & Co.
330	5.50%, 01/15/2023 ■	333
490	7.50%, 03/15/2019 ■	528
	Vimpelcom Holdings
1,285	5.95%, 02/13/2023 ■	1,150
	Wind Acquisition Finance S.A.
1,090	7.25%, 02/15/2018 ■	1,147
		10,496
	Machinery Manufacturing - 0.4%
	Case New Holland Industrial, Inc.
1,700	7.88%, 12/01/2017 ╦	1,997

	Mining - 0.2%
	Peabody Energy Corp.
770	6.50%, 09/15/2020	803

	Nonmetallic Mineral Product Manufacturing - 0.2%
	Grupo Cementos Chihuahua
1,180	8.13%, 02/08/2020 ■	1,279

	Petroleum and Coal Products Manufacturing - 0.6%
	Denbury Resources, Inc.
295	5.50%, 05/01/2022	298
	EDC Finance Ltd.
1,115	4.88%, 04/17/2020 ■	987
	Harvest Operations Corp.
181	6.88%, 10/01/2017 ‡	196
	Kazmunaigaz Finance Sub B.V.
1,600	11.75%, 01/23/2015 §	1,711
	Tesoro Corp.
76	5.13%, 04/01/2024	76
		3,268
	Pipeline Transportation - 1.0%
	El Paso Corp.
520	7.00%, 06/15/2017 ‡	586
	Energy Transfer Equity L.P.
2,125	5.95%, 10/01/2043 ╦	2,328
1,005	7.50%, 10/15/2020 ‡	1,158
	Kinder Morgan Finance Co.
950	6.00%, 01/15/2018 ■‡	1,039
		5,111
	Primary Metal Manufacturing - 0.1%
	United States Steel Corp.
320	7.38%, 04/01/2020	358

	Real Estate, Rental and Leasing - 0.4%
	International Lease Finance Corp.
180	5.65%, 06/01/2014	181
375	5.75%, 05/15/2016	404
590	5.88%, 04/01/2019	640
760	6.75%, 09/01/2016 ■	845
		2,070
	Retail Trade - 0.6%
	Arcelik AS
995	5.00%, 04/03/2023 ■	935
	Building Materials Corp.
174	6.75%, 05/01/2021 ■	189
141	7.50%, 03/15/2020 ■	151
	Carter's, Inc.
950	5.25%, 08/15/2021 ■‡	983
	Sally Holdings LLC
530	5.75%, 06/01/2022	563
	Sotheby's
365	5.25%, 10/01/2022 ■‡	354
		3,175
	Support Activities For Transportation - 0.1%
	Kazakhstan Temir Zholy
625	6.95%, 07/10/2042 §	638

	Transportation Equipment Manufacturing - 0.1%
	Huntington Ingalls Industries, Inc.
575	7.13%, 03/15/2021 ‡	634

	Utilities - 0.6%
	AES (The) Corp.
1,100	8.00%, 06/01/2020 ‡	1,312
	Calpine Corp.
1,022	7.50%, 02/15/2021 ■‡	1,117
	Dolphin Subsidiary II, Inc.
370	7.25%, 10/15/2021 ‡	397
	EDP Finance B.V.
270	5.25%, 01/14/2021 ■‡	280
		3,106
	Total Corporate Bonds
	(Cost $75,156)	$77,360

Foreign Government Obligations - 35.4%
	Argentina - 0.7%
	Argentina (Republic of)
$675	7.00%, 04/17/2017 ☼	$620
3,849	8.28%, 12/31/2033	3,057
		3,677

The accompanying notes are an integral part of these financial statements.

7

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 35.4% - (continued)
		Austria - 0.2%
		Austria (Republic of)
EUR	465	1.15%, 10/19/2018 ■	$658
EUR	180	1.75%, 10/20/2023 ■	250
			908
		Belgium - 0.3%
		Belgium (Kingdom of)
EUR	745	1.25%, 06/22/2018 §	1,056
EUR	195	2.60%, 06/22/2024 ■	283
			1,339
		Brazil - 3.7%
		Brazil (Republic of)
	2,700	5.63%, 01/07/2041 ╦	2,801
	650	5.88%, 01/15/2019	739
BRL	7,734	6.00%, 05/15/2045 ◄╦	3,236
	1,344	8.00%, 01/15/2018	1,500
	3,575	8.25%, 01/20/2034 ╦	4,826
BRL	2,640	10.00%, 01/01/2017 ╦	1,126
	1,300	11.00%, 08/17/2040 ╦	1,467
	2,115	12.25%, 03/06/2030 ╦	3,691
			19,386
		Colombia - 2.7%
		Colombia (Republic of)
COP	1,971,444	3.50%, 04/17/2019	1,042
	2,200	4.38%, 07/12/2021	2,328
	925	5.63%, 02/26/2044	985
	1,725	6.13%, 01/18/2041	1,966
COP	2,116,800	7.00%, 05/04/2022	1,137
	2,025	7.38%, 09/18/2037 ╦	2,648
	700	8.13%, 05/21/2024	924
COP	56,000	9.85%, 06/28/2027	38
	2,105	11.75%, 02/25/2020 ╦	3,044
COP	103,000	12.00%, 10/22/2015	59
			14,171
		Denmark - 0.1%
		Denmark (Kingdom of)
DKK	1,745	4.00%, 11/15/2019	381

		Finland - 0.1%
		Finland (Republic of)
EUR	150	1.13%, 09/15/2018 ■	212
EUR	90	1.50%, 04/15/2023 ■	124
			336
		France - 0.5%
		France (Government of)
EUR	1,850	1.00%, 11/25/2018 ╦	2,596

		Germany - 0.0%
		Germany (Federal Republic of)
EUR	185	0.25%, 04/13/2018	255

		Hungary - 1.1%
		Hungary (Republic of)
	1,284	5.38%, 02/21/2023	1,340
	476	5.75%, 11/22/2023	507
	580	6.25%, 01/29/2020	642
	724	6.38%, 03/29/2021	806
HUF	123,980	6.75%, 02/24/2017	606
HUF	21,650	7.50%, 11/12/2020	112
	1,576	7.63%, 03/29/2041 ╦	1,887
			5,900
		Iceland - 0.1%
		Republic of Iceland
	400	5.88%, 05/11/2022 §	436

		Indonesia - 2.8%
		Indonesia (Republic of)
	2,350	4.88%, 05/05/2021 §	2,423
	1,150	6.63%, 02/17/2037 §	1,241
	1,575	6.75%, 01/15/2044 §	1,748
	3,515	6.88%, 01/17/2018 ╦§	3,998
	2,940	7.75%, 01/17/2038 ╦§	3,561
	1,400	8.50%, 10/12/2035 ╦§	1,808
			14,779
		Ireland - 0.1%
		Ireland (Republic of)
EUR	365	4.50%, 10/18/2018 - 04/18/2020	584
			584
		Italy - 0.8%
		Italy (Republic of)
EUR	100	3.00%, 11/01/2015	143
EUR	2,625	3.50%, 11/01/2017 ╦	3,906
EUR	120	4.50%, 07/15/2015	174
			4,223
		Japan - 1.0%
		Japan (Government of)
JPY	141,750	0.30%, 03/20/2017 ╦	1,394
JPY	82,700	0.50%, 03/20/2016	815
JPY	290,000	1.30%, 12/20/2018 ╦	2,982
			5,191
		Latvia - 0.6%
		Latvia (Republic of)
	3,100	5.25%, 02/22/2017 - 06/16/2021 §	3,387
			3,387
		Lithuania - 0.7%
		Lithuania (Republic of)
	2,125	6.13%, 03/09/2021 §	2,443
	1,175	6.75%, 01/15/2015 §	1,221
	150	7.38%, 02/11/2020 §	181
			3,845
		Malaysia - 0.3%
		Malaysia (Government of)
MYR	1,620	4.26%, 09/15/2016	507
MYR	3,065	4.38%, 11/29/2019	969
			1,476
		Mexico - 3.5%
		Mexican Bonos
MXN	2,238	6.50%, 06/09/2022	177
MXN	2,125	7.75%, 12/14/2017	178
		Mexican Bonos De Desarrollo
MXN	1,749	8.00%, 06/11/2020	150

The accompanying notes are an integral part of these financial statements.

8

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 35.4% - (continued)
		Mexico - 3.5% - (continued)
		United Mexican States
MXN	14,227	2.00%, 06/09/2022 ◄	$1,056
	950	3.50%, 01/21/2021	967
	5,096	4.75%, 03/08/2044 ╦	4,918
	3,702	5.75%, 10/12/2110 ╦	3,711
	2,100	6.05%, 01/11/2040	2,423
MXN	4,998	6.50%, 06/10/2021	399
	1,350	6.75%, 09/27/2034	1,681
MXN	12,579	8.00%, 12/07/2023	1,087
MXN	6,916	9.50%, 12/18/2014	548
MXN	14,971	10.00%, 12/05/2024 ╦	1,475
			18,770
		Netherlands - 0.3%
		Netherlands (Government of)
EUR	390	1.25%, 01/15/2019 ■	554
EUR	260	1.75%, 07/15/2023 ■	364
EUR	520	4.00%, 07/15/2016 ■	781
			1,699
		Norway - 0.0%
		Norway (Kingdom of)
NOK	955	3.75%, 05/25/2021	174

		Panama - 0.4%
		Panama (Republic of)
	1,420	8.88%, 09/30/2027 ╦	1,995

		Peru - 0.9%
		Peru (Republic of)
PEN	650	7.84%, 08/12/2020	258
PEN	5,200	8.20%, 08/12/2026 ╦	2,139
	1,450	8.75%, 11/21/2033 ╦	2,179
			4,576
		Philippines - 1.5%
		Philippines (Republic of)
	950	5.50%, 03/30/2026	1,078
	1,535	6.38%, 01/15/2032 ╦	1,892
	3,315	10.63%, 03/16/2025 ╦	5,188
			8,158
		Poland - 0.4%
		Poland (Republic of)
PLN	205	4.00%, 10/25/2023	67
PLN	3,565	5.25%, 10/25/2017 - 10/25/2020	1,269
PLN	1,555	5.75%, 10/25/2021	575
			1,911
		Romania - 0.9%
		Romania (Republic of)
	1,000	4.38%, 08/22/2023 §	1,012
	1,826	6.13%, 01/22/2044 §	2,002
	1,676	6.75%, 02/07/2022 §	1,984
			4,998
		Russia - 4.2%
		Russia (Federation of)
	1,400	3.25%, 04/04/2017 ╦§	1,414
	3,400	3.63%, 04/29/2015 ╦§	3,446
	3,000	4.88%, 09/16/2023 ╦§	2,846
	3,100	5.00%, 04/29/2020 ╦§	3,131
	5,884	7.50%, 03/31/2030 ╦§	6,561
RUB	39,250	8.15%, 02/03/2027 ╦Δ	1,011
	2,360	12.75%, 06/24/2028 ╦§	3,776
			22,185
		Singapore - 0.1%
		Singapore (Republic of)
SGD	400	3.75%, 09/01/2016	343

		Slovenia - 0.1%
		Republic of Slovenia
	625	5.85%, 05/10/2023 §	680

		South Africa - 0.3%
		South Africa (Republic of)
ZAR	1,000	7.00%, 02/28/2031	79
ZAR	7,230	8.00%, 12/21/2018	693
ZAR	1,730	8.25%, 09/15/2017	168
ZAR	4,600	10.50%, 12/21/2026	506
			1,446
		Spain - 0.6%
		Spain (Kingdom of)
EUR	1,215	4.50%, 01/31/2018 ╦	1,879
EUR	650	5.50%, 04/30/2021 ╦	1,086
			2,965
		Sweden - 0.1%
		Sweden (Kingdom of)
SEK	2,615	3.75%, 08/12/2017	439

		Switzerland - 0.0%
		Switzerland (Republic of)
CHF	50	2.00%, 05/25/2022 §	63
CHF	145	3.00%, 01/08/2018 §	183
			246
		Turkey - 3.8%
		Turkey (Republic of)
	3,300	5.13%, 03/25/2022 ╦	3,429
	3,560	6.00%, 01/14/2041 ╦	3,683
	4,025	6.75%, 04/03/2018 - 05/30/2040	4,531
	1,800	7.00%, 09/26/2016	1,989
	1,040	7.25%, 03/15/2015	1,091
	1,100	7.38%, 02/05/2025	1,305
	2,915	7.50%, 07/14/2017 ╦	3,312
TRY	1,000	10.14%, 06/17/2015	477
TRY	785	10.50%, 01/15/2020	394
			20,211
		Ukraine - 0.9%
		Ukraine (Government of)
	5,340	6.25%, 06/17/2016 ╦§	4,519

The accompanying notes are an integral part of these financial statements.

9

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 35.4% - (continued)
		United Kingdom - 0.3%
		United Kingdom (Government of)
GBP	580	1.00%, 09/07/2017 §	$968
GBP	250	1.25%, 07/22/2018 §	415
GBP	255	2.00%, 01/22/2016 §	440
			1,823
		Uruguay - 0.1%
		Uruguay (Republic of)
	750	4.13%, 11/20/2045	623

		Venezuela - 1.2%
		Venezuela (Republic of)
	1,955	8.25%, 10/13/2024 ╦§	1,505
	3,845	11.95%, 08/05/2031 ╦§	3,557
	1,315	12.75%, 08/23/2022 §	1,304
			6,366
		Total Foreign Government Obligations
		(Cost $189,034)	$186,997

Municipal Bonds - 0.8%
		Higher Education (Univ., Dorms, etc.) - 0.2%
		University of California
	$835	4.60%, 05/15/2031	$894

		Miscellaneous - 0.4%
		Employees Retire System Govt of Cmwlth Puerto Rico
	1,085	6.20%, 07/01/2039 ‡	595
		Puerto Rico Commonwealth Govt Retirement System
	550	6.55%, 07/01/2058 ‡	292
		Puerto Rico Government Employees Retirement System
	2,365	6.30%, 07/01/2043 ‡	1,283
			2,170
		Tax Allocation - 0.2%
		New York City, NY, Transitional FA Rev
	860	5.00%, 11/01/2038	941

		Total Municipal Bonds
		(Cost $3,983)	$4,005

Senior Floating Rate Interests ♦ - 24.3%
		Accommodation and Food Services - 0.1%
		Four Seasons Holdings, Inc.
	$308	3.50%, 06/29/2020	$306
	275	6.25%, 12/28/2020	279
			585
		Administrative Waste Management and Remediation - 0.7%
		Acosta, Inc.
	1,102	4.25%, 03/02/2018	1,103
		ADS Waste Holdings, Inc.
	430	3.75%, 10/09/2019	426
		Audio Visual Services Group, Inc.
	255	4.50%, 01/25/2021	255
		Brickman Group Holdings, Inc.
	254	4.00%, 12/18/2020	254
		Filtration Group, Inc.
	249	4.50%, 11/20/2020	251
	105	8.25%, 11/22/2021	106
		PRA Holdings, Inc.
	798	4.50%, 09/23/2020	792
		ServiceMaster (The) Co.
	348	4.41%, 01/31/2017	348
			3,535
		Agriculture, Construction, Mining and Machinery - 0.3%
		Pro Mach, Inc.
	397	4.50%, 07/06/2017	396
		Signode Industrial Group US, Inc.
	1,030	04/08/2021 ◊☼	1,023
			1,419
		Air Transportation - 0.3%
		Delta Air Lines, Inc.
	607	3.50%, 10/18/2018	604
		Delta Air Lines, Inc., Term Loan
	980	3.50%, 04/20/2017	976
			1,580
		Apparel Manufacturing - 0.4%
		Bauer Performance Sports Ltd.
	330	4.50%, 04/15/2021	329
		J. Crew Group, Inc.
	980	4.00%, 03/05/2021	973
		Kate Spade & Co.
	920	04/09/2021 ◊☼	919
			2,221
		Arts, Entertainment and Recreation - 2.4%
		Caesars Entertainment Operating Co., Inc.
	1,397	4.40%, 01/28/2018	1,286
	1,915	9.50%, 10/31/2016	1,893
		Caesars Growth Property Holdings LLC
	460	04/09/2021 ◊☼	458
		Formula One Holdings
	2,170	4.50%, 04/30/2019	2,173
		Hoyts Group Holdings LLC
	754	4.00%, 05/29/2020	751
		ION Media Networks, Inc.
	474	5.00%, 12/18/2020	476
		MGM Resorts International
	909	3.50%, 12/20/2019	902
		Numericable
	550	3.98%, 04/23/2020 ☼	549
		Salem Communications Corp.
	159	4.50%, 03/13/2020	159
		Town Sports International Holdings, Inc.
	414	4.50%, 11/15/2020	400
		Tribune Co.
	1,177	4.00%, 12/27/2020	1,174
		Univision Communications, Inc.
	1,658	4.00%, 03/01/2020	1,649
		Warner Music Group Corp.
	672	3.75%, 07/01/2020	665
		XO Communications LLC
	385	4.25%, 03/20/2021	385
			12,920
		Chemical Manufacturing - 1.3%
		Arysta LifeScience Corp.
	789	4.50%, 05/29/2020	788
		Axil Coating Systems
	164	4.00%, 02/01/2020	163

The accompanying notes are an integral part of these financial statements.

10

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 24.3% - (continued)
	Chemical Manufacturing - 1.3% - (continued)
	CeramTec
$127	4.25%, 08/28/2020	$127
	Cytec Industries, Inc.
34	4.50%, 10/03/2019	34
	Exopack LLC
354	5.25%, 05/08/2019	357
	Faenza Acquisition Gmbh
52	4.25%, 08/28/2020	51
	Ineos US Finance LLC
1,104	3.75%, 05/04/2018	1,093
	MacDermid, Inc.
635	4.00%, 06/07/2020	634
	Minerals Technologies, Inc.
570	04/14/2021 ◊☼	570
	Momentive Performance Materials, Inc.
630	04/30/2015 ◊☼	630
	Monarch, Inc.
65	4.50%, 10/03/2019	65
125	8.25%, 04/03/2020	128
	Pinnacle Operating Corp.
505	3.25%, 04/29/2020	500
896	4.75%, 11/15/2018	895
	PQ Corp.
1,017	4.00%, 08/07/2017	1,016
		7,051
	Computer and Electronic Product Manufacturing - 1.0%
	Avago Technologies Ltd.
910	04/16/2021 ◊☼	912
	CDW LLC
1,070	3.25%, 04/29/2020	1,057
	Ceridian Corp.
955	4.40%, 05/09/2017	954
	Freescale Semiconductor, Inc.
1,485	4.25%, 02/28/2020	1,483
	NXP Semiconductors Netherlands B.V.
509	3.75%, 01/11/2020	504
	Verint Systems, Inc.
574	3.50%, 09/06/2019	571
		5,481
	Construction - 0.2%
	Brand Energy & Infrastructure Services, Inc.
822	4.75%, 11/26/2020	822

	Finance and Insurance - 2.4%
	Asurion LLC
821	5.00%, 05/24/2019	822
980	8.50%, 03/03/2021	1,006
	Chrysler Group LLC
2,045	3.50%, 05/24/2017	2,041
	Cooper Gay Swett & Crawford Ltd.
337	5.00%, 04/16/2020	327
	EFS Cogen Holdings I LLC
326	3.75%, 12/17/2020	327
	Evertec LLC
402	3.50%, 04/17/2020	394
	Interactive Data Corp.
510	04/23/2019 ◊☼	508
	ION Trading Technologies Ltd.
323	4.50%, 05/22/2020	322
270	8.25%, 05/22/2021	271
	National Financial Partners Corp.
665	5.25%, 07/01/2020	666
	Nuveen Investments, Inc.
2,041	4.15%, 05/13/2017	2,040
	Ocwen Financial Corp.
347	5.00%, 02/15/2018	349
	Santander Asset Management S.A.
998	4.25%, 12/17/2020	994
	Sedgwick CMS Holdings, Inc.
465	3.75%, 03/01/2021	458
375	6.75%, 02/28/2022	371
	USI Insurance Services LLC
415	4.25%, 12/27/2019	414
	Walter Investment Management Corp.
1,207	4.75%, 12/18/2020	1,195
		12,505
	Food Manufacturing - 0.7%
	Dole Food Co., Inc.
344	4.50%, 11/01/2018	344
	H.J. Heinz Co.
605	3.50%, 06/05/2020	606
	Hearthside Food Solutions
375	08/17/2021 ◊☼	375
	Hostess Brands, Inc.
185	6.75%, 04/09/2020	192
	Roundy's Supermarkets, Inc.
380	5.75%, 03/03/2021	381
	U.S. Foodservice, Inc.
2,008	4.50%, 03/31/2019	2,007
		3,905
	Food Services - 0.0%
	Arby's Restaurant Group, Inc.
195	5.00%, 11/15/2020	195

	Furniture and Related Product Manufacturing - 0.4%
	AOT Bedding Super Holdings LLC
504	4.25%, 10/01/2019	504
	Tempur-Pedic International, Inc.
806	3.50%, 03/18/2020	800
	Wilsonart International Holding LLC
800	4.00%, 10/31/2019	791
		2,095
	Health Care and Social Assistance - 1.8%
	Alkermes, Inc.
438	3.50%, 09/25/2019	436
	American Renal Holdings, Inc.
520	8.50%, 03/20/2020	519
	Catalent Pharma Solutions, Inc.
299	4.25%, 09/15/2017	299
260	6.50%, 12/31/2017	261
	Community Health Systems, Inc.
763	4.25%, 01/27/2021	766
	DaVita, Inc.
430	4.00%, 11/01/2019	430
	HCA, Inc.
995	2.98%, 05/01/2018	994
	Ikaria Acquistion, Inc.
120	5.00%, 02/12/2021	120
	IMS Health, Inc.
390	3.50%, 03/17/2021	388

The accompanying notes are an integral part of these financial statements.

11

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 24.3% - (continued)
	Health Care and Social Assistance - 1.8% - (continued)
	One Call Medical, Inc.
$264	5.00%, 11/27/2020	$264
	Pharmedium Healthcare Corp.
100	4.25%, 01/28/2021	99
130	7.75%, 01/28/2022	131
	Salix Pharmaceuticals Ltd.
672	4.25%, 01/02/2020	673
	Sheridan Healthcare, Inc.
585	4.50%, 06/29/2018	584
	Truven Health Analytics, Inc.
480	4.50%, 06/06/2019	476
	US Renal Care, Inc.
1,176	4.25%, 07/03/2019	1,173
616	10.25%, 01/03/2020	624
	Valeant Pharmaceuticals International, Inc.
989	3.75%, 08/05/2020	989
		9,226
	Health Care Providers and Services - 0.2%
	Medpace Holdings, Inc.
585	5.00%, 04/01/2021	584
	Multiplan, Inc.
401	4.00%, 03/31/2021	399
		983
	Information - 3.9%
	Alcatel-Lucent
793	4.50%, 01/30/2019	793
	Cabovisao-Televisao Por Cabo S.A.
2,125	5.50%, 07/02/2019	2,162
	Charter Communications Operating LLC
934	3.00%, 01/03/2021	919
	Crown Castle International Corp.
441	3.25%, 01/31/2021	439
	Eagle Parent, Inc.
725	4.00%, 05/16/2018	725
	Emdeon, Inc.
360	3.75%, 11/02/2018	359
	First Data Corp.
500	4.15%, 09/24/2018	499
	First Data Corp., Extended 1st Lien Term Loan
2,000	4.15%, 03/23/2018	1,996
	Intelsat Jackson Holdings S.A.
1,196	3.75%, 06/30/2019	1,195
	Kronos, Inc.
2,338	4.50%, 10/30/2019	2,339
669	9.75%, 04/30/2020	688
	La Quinta Intermediate Holdings
560	4.00%, 04/14/2021	559
	Lawson Software, Inc.
896	3.75%, 06/03/2020	889
	Level 3 Communications, Inc.
960	4.00%, 08/01/2019	959
	MISYS plc
887	5.00%, 12/12/2018	891
	Nine Entertainment Group Ltd.
832	3.25%, 02/05/2020	819
	Novell, Inc.
505	7.25%, 11/22/2017	506
	RedPrairie Corp.
322	6.00%, 12/21/2018	321
	Syniverse Holdings, Inc.
883	4.00%, 04/23/2019	880
	Virgin Media Finance plc
775	3.50%, 06/07/2020	769
	Web.com Group, Inc.
639	4.50%, 10/27/2017	641
	West Corp.
692	3.25%, 06/30/2018	684
	Zayo Group LLC
836	4.00%, 07/02/2019	833
		20,865
	Media - 0.2%
	Entravision Communications Corp.
1,012	3.50%, 05/31/2020	996
	Media General, Inc.
240	4.25%, 07/31/2020	240
		1,236
	Mining - 0.8%
	Alpha Natural Resources, Inc.
491	3.50%, 05/22/2020	473
	American Rock Salt Co. LLC
538	4.75%, 04/25/2017	538
	Arch Coal, Inc.
1,603	6.25%, 05/16/2018	1,557
	Fortescue Metals Group Ltd.
1,532	4.25%, 06/28/2019	1,530
		4,098
	Miscellaneous Manufacturing - 0.8%
	DigitalGlobe, Inc.
337	3.75%, 01/31/2020	337
	Hamilton Sundstrand Corp.
483	4.00%, 12/13/2019	481
	Reynolds Group Holdings, Inc.
1,679	4.00%, 11/30/2018	1,678
	Sequa Automotive
480	6.00%, 11/15/2018	483
	Sequa Corp.
259	5.25%, 06/19/2017	255
	TransDigm Group, Inc.
827	3.75%, 02/28/2020	823
		4,057
	Motor Vehicle and Parts Manufacturing - 0.2%
	Navistar, Inc.
206	5.75%, 08/17/2017	210
	SRAM LLC
877	4.01%, 04/10/2020	870
		1,080
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Ardagh Holdings USA, Inc.
135	4.00%, 12/17/2019	134
204	4.25%, 12/17/2019	204
	Libbey Glass, Inc.
270	3.75%, 04/09/2021	269
		607
	Other Services - 0.3%
	Alliance Laundry Systems LLC
467	4.25%, 12/10/2018	466
	Gardner Denver, Inc.
408	4.25%, 07/30/2020	407

The accompanying notes are an integral part of these financial statements.

12

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 24.3% - (continued)
	Other Services - 0.3% - (continued)
	Rexnord LLC
$831	4.00%, 08/21/2020	$827
		1,700
	Petroleum and Coal Products Manufacturing - 0.9%
	Crosby Worldwide Ltd.
913	4.00%, 11/23/2020	908
	Endeavour International Corp.
362	8.25%, 11/30/2017	357
	Everest Acquisition LLC
527	3.50%, 05/24/2018	523
	Pacific Drilling S.A.
447	4.50%, 06/03/2018	446
	Samson Investment Co.
410	5.00%, 09/25/2018	409
	Seadrill Ltd.
464	4.00%, 02/21/2021	461
	Shelf Drilling International Holdings Ltd.
305	10.00%, 10/08/2018	311
	Templar Energy LLC
605	8.00%, 11/25/2020	600
	Western Refining, Inc.
534	4.25%, 11/12/2020	533
		4,548
	Pipeline Transportation - 0.2%
	EP Energy LLC
426	4.50%, 04/30/2019	425
	NGPL Pipeco LLC
561	6.75%, 09/15/2017	552
		977
	Plastics and Rubber Products Manufacturing - 0.4%
	Berry Plastics Group, Inc.
491	3.75%, 01/06/2021	487
	Consolidated Container Co.
951	5.00%, 07/03/2019	952
	Goodyear (The) Tire & Rubber Co.
900	4.75%, 04/30/2019	904
		2,343
	Primary Metal Manufacturing - 0.2%
	Novelis, Inc.
685	3.75%, 03/10/2017	683
	WireCo WorldGroup, Inc.
561	6.00%, 02/15/2017	564
		1,247
	Professional, Scientific and Technical Services - 1.0%
	Advantage Sales & Marketing, Inc.
1,226	8.25%, 06/17/2018	1,234
	AlixPartners LLP
582	4.00%, 07/10/2020	578
236	9.00%, 07/10/2021	240
	Getty Images, Inc.
533	4.75%, 10/18/2019	510
	MoneyGram International, Inc.
480	4.25%, 03/27/2020 ☼	467
	Paradigm Ltd., Term Loan B1
634	4.75%, 07/30/2019	630
	Paradigm Ltd., Term Loan B2
480	10.50%, 07/30/2020	485
	Valleycrest Companies LLC
471	5.50%, 06/13/2019	472
	Visant Corp.
486	5.25%, 12/22/2016	474
		5,090
	Real Estate, Rental and Leasing - 0.4%
	Fly Leasing Ltd.
815	4.50%, 08/09/2019	816
	International Lease Finance Corp.
345	3.50%, 03/06/2021	344
	Realogy Corp., Extended Credit Linked Deposit
48	4.55%, 10/10/2016	48
	Realogy Group LLC
734	3.75%, 03/05/2020	732
		1,940
	Retail Trade - 1.6%
	Affinia Group, Inc.
114	4.75%, 04/25/2020	114
	American Builders & Contractors Supply Co., Inc.
179	3.50%, 04/16/2020	178
	Amscan Holdings, Inc.
542	4.00%, 07/27/2019	539
	August LUXUK Holding Co.
113	10.50%, 04/26/2019	115
	August US Holding Co., Inc.
227	5.00%, 04/27/2018	227
37	10.50%, 04/26/2019	38
	BJ's Wholesale Club, Inc.
992	4.50%, 09/26/2019	990
	Cooper-Standard Automotive, Inc.
240	4.00%, 04/04/2021	239
	FleetPride, Inc.
790	5.25%, 11/19/2019	779
	Land's End, Inc.
435	4.25%, 04/04/2021	434
	Michaels Stores, Inc.
520	3.75%, 01/28/2020	519
	Neiman Marcus (The) Group, Inc.
1,622	4.25%, 10/25/2020	1,617
	Rite Aid Corp.
1,020	4.88%, 06/21/2021	1,030
325	5.75%, 08/21/2020	331
	Sports (The) Authority, Inc.
779	7.50%, 11/16/2017	778
	Supervalu, Inc.
427	4.50%, 03/21/2019	425
		8,353
	Services - 0.0%
	Harland Clarke Holdings Corp.
189	6.00%, 08/04/2019	190

	Truck Transportation - 0.3%
	Nexeo Solutions LLC
1,049	5.00%, 09/09/2017	1,046
	Swift Transportation Co., Inc.
622	4.00%, 12/21/2017	621
		1,667
	Utilities - 0.8%
	Calpine Corp.
602	4.00%, 10/09/2019	601

The accompanying notes are an integral part of these financial statements.

13

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 24.3% - (continued)
	Utilities - 0.8% - (continued)
	La Frontera Generation LLC
$433	4.50%, 09/30/2020	$433
	NRG Energy, Inc.
1,008	2.75%, 07/01/2018	996
	PowerTeam Services LLC
37	3.68%, 05/06/2020 ☼Б	37
296	4.25%, 05/06/2020	293
	Sandy Creek Energy Associates L.P.
788	5.00%, 11/09/2020	789
	Star West Generation LLC
535	4.25%, 03/13/2020	535
	Texas Competitive Electric Holdings Co. LLC
500	4.74%, 10/10/2017 Ψ	377
		4,061
	Total Senior Floating Rate Interests
	(Cost $128,253)	$128,582

U.S. Government Agencies - 8.0%
	FHLMC - 2.5%
$5,930	0.37%, 10/25/2020 ►	$97
3,000	3.00%, 05/15/2044 ☼	2,920
6,400	4.00%, 05/15/2044 ☼	6,696
1,500	4.50%, 05/15/2044 ☼	1,611
1,400	5.00%, 05/15/2044 ☼	1,532
100	5.50%, 05/15/2044 ☼	110
		12,966
	FNMA - 3.5%
2,030	2.50%, 06/15/2029 ☼	2,037
6,569	3.00%, 05/15/2029 - 05/15/2044 ☼	6,457
1,400	3.50%, 05/15/2029 ☼	1,474
1,000	4.00%, 05/15/2029 ☼	1,061
6,800	4.50%, 05/15/2044 ☼	7,301
300	5.00%, 05/15/2044 ☼	329
570	5.50%, 06/25/2042 ►	101
		18,760
	GNMA - 2.0%
500	3.00%, 05/15/2044 ☼	497
9,100	4.00%, 05/15/2044 ☼	9,629
400	5.00%, 05/15/2044 ☼	439
100	6.00%, 05/15/2044 ☼	112
		10,677
	Total U.S. Government Agencies
	(Cost $42,175)	$42,403

U.S. Government Securities - 1.5%
U.S. Treasury Securities - 1.5%
	U.S. Treasury Bonds - 0.9%
$4,635	3.75%, 11/15/2043 Є	$4,891
50	5.38%, 02/15/2031 □	64
		4,955
	U.S. Treasury Notes - 0.6%
550	0.38%, 04/15/2015 Є	551
1,400	0.88%, 01/31/2018 Є	1,382
80	1.88%, 09/30/2017 □	82
910	2.13%, 08/15/2021 □	900
		2,915
		7,870
	Total U.S. Government Securities
	(Cost $7,651)	$7,870

Common Stocks - 0.1%
	Energy - 0.1%
83,644	KCA Deutag ⌂●†	$517

	Total Common Stocks
	(Cost $1,133)	$517

Preferred Stocks - 0.1%
	Diversified Financials - 0.1%
1	Citigroup Capital XIII	$16
20	GMAC Capital Trust I β	550
		566
	Total Preferred Stocks
	(Cost $530)	$566

	Total Long-Term Investments Excluding Purchased Options
	(Cost $513,930)	$518,331

Short-Term Investments - 4.2%
Repurchase Agreements - 4.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $975, collateralized by GNMA 4.00%, 2044, value of $995)
$975	0.05%, 4/30/2014	$975
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $4,843, collateralized by U.S.
Treasury Bond 3.75% - 11.25%, 2015 - 2043,
U.S. Treasury Note 0.13% - 4.75%, 2014 -
	2024, value of $4,940)
4,843	0.04%, 4/30/2014	4,843
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $1,713, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $1,748)
1,713	0.04%, 4/30/2014	1,713
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
05/01/2014 in the amount of $4,244,
collateralized by U.S. Treasury Bill 0.02% -
0.14%, 2014 - 2015, U.S. Treasury Bond
2.75% - 10.63%, 2015 - 2042, U.S. Treasury
Note 0.25% - 5.13%, 2014 - 2023, value of
	$4,328)
4,244	0.04%, 4/30/2014	4,244

The accompanying notes are an integral part of these financial statements.

14

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 4.2% - (continued)
Repurchase Agreements - 4.2% - (continued)
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,580, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $2,631)
$2,580	0.05%, 4/30/2014		$2,580
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $2,121, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $2,164)
2,121	0.04%, 4/30/2014		2,121
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$5,893, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%,
	2017, value of $6,011)
5,893	0.05%, 4/30/2014		5,893
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $30, collateralized by U.S. Treasury Note 2.13%, 2015, value of $31)
30	0.04%, 4/30/2014		30
			22,399
	Total Short-Term Investments
	(Cost $22,399)		$22,399

	Total Investments Excluding Purchased Options
	(Cost $536,329)	102.2%	$540,730
	Total Purchased Options
	(Cost $942)	0.1%	643
	Total Investments
	(Cost $537,271) ▲	102.3%	$541,373
	Other Assets and Liabilities	(2.3)%	(12,180)
	Total Net Assets	100.0%	$529,193

The accompanying notes are an integral part of these financial statements.

15

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $537,445 and the aggregate gross unrealized appreciation and depreciation based on that cost were: Unrealized

Appreciation	$13,290
Unrealized Depreciation	(9,362)
Net Unrealized Appreciation	$3,928

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value of these securities was $517, which represents 0.1% of total net assets.

●	Non-income producing.

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $49,798 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts. Securities valued at $3,106, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with OTC swap contracts. Since the broker retains legal title to the securities, the securities are not considered an asset of the Fund.

Є	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

►	Securities disclosed are interest-only strips.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2014.

Б	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2014, the aggregate value of the unfunded commitment was $21, which rounds to zero percent of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $40,379, which represents 7.6% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $82,464, which represents 15.6% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	83,644	KCA Deutag	$1,134

At April 30, 2014, the aggregate value of these securities was $517, which represents 0.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2014.

Θ	This security, or a portion of this security, is designated to cover open OTC options contracts at April 30, 2014.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
OTC swaps contracts	$6,845	$9,240
Centrally cleared swaps contracts	1,442	–
Total	$8,287	$9,240

OTC Swaption Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Call swaption contracts
Interest Rate Swaption	BOA	IR	0.73%	08/28/14	USD	33,595,000	$58	$94	$(36)
Interest Rate Swaption	BOA	IR	0.75%	09/05/14	USD	14,325,000	27	43	(16)
Interest Rate Swaption	JPM	IR	0.71%	08/28/14	USD	26,200,000	41	74	(33)
Total call swaption contracts						74,120,000	$126	$211	$(85)
Put swaption contracts
Interest Rate Swaption	DEUT	IR	3.50%	03/05/15	USD	15,755,000	$180	$318	$(138)
Interest Rate Swaption	JPM	IR	3.50%	04/29/15	USD	22,370,000	337	393	(56)
Total put swaption contracts						38,125,000	$517	$711	$(194)
Total purchased swaption contracts						112,245,000	$643	$922	$(279)

* The number of contracts does not omit 000's.

OTC Option Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Call option contracts
USD Call/KRW Put	JPM	FX	1,775.00 KRW per USD	05/19/14	USD	337,000	$–	$11	$(11)
USD Call/SGD Put	JPM	FX	1.35 SGD per USD	05/16/14	USD	13,000	–	3	(3)
Total call option contracts						350,000	$–	$14	$(14)
Put option contracts
EUR Put/USD Call Ҹ	JPM	FX	1.24 USD per EUR	05/02/14	EUR	50,000	$–	$6	$(6)

Total purchased option contracts						400,000	$–	$20	$(20)
Written option contracts:
Call option contracts
USD Call/KRW Put	JPM	FX	1,225.00 KRW per USD	05/19/14	USD	337,000	$–	$7	$7

*	The number of contracts does not omit 000's.
Δ	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

Ҹ	This security has limitations. If the U.S. Dollar per EURO exchange rate is greater than or equal to 1.38 and then less than or equal to 1.24 between trade date and expiration date, the Fund will receive the equivalent of par on the number of contracts traded.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Australian 10-Year Bond Future	10	06/16/2014	$1,079	$1,086	$7	$–	$–	$(1)
Australian 3-Year Bond Future	12	06/16/2014	1,209	1,212	3	–	–	(1)
Canadian Government 10-Year Bond Future	6	06/19/2014	709	717	8	–	3	–
Euro BUXL 30-Year Bond Future	4	06/06/2014	715	729	14	–	3	–
Euro-BTP Future	9	06/06/2014	1,503	1,548	45	–	5	–
Euro-OAT Future	10	06/06/2014	1,875	1,912	37	–	7	–
Euro-Schatz Future	31	06/06/2014	4,752	4,751	–	(1)	1	–
Japan 10-Year Bond Future	5	06/11/2014	7,081	7,088	7	–	–	(2)
Long Gilt Future	5	06/26/2014	928	931	3	–	2	–
U.S. Treasury 10-Year Note Future	424	06/19/2014	52,670	52,755	85	–	179	–
U.S. Treasury 2-Year Note Future	76	06/30/2014	16,717	16,711	–	(6)	7	–
U.S. Treasury 5-Year Note Future	315	06/30/2014	37,547	37,628	81	–	96	–
Total			$126,785	$127,068	$290	$(7)	$303	$(4)
Short position contracts:
Euro-BOBL Future	6	06/06/2014	$1,046	$1,047	$–	$(1)	$–	$(1)
Euro-BUND Future	3	06/06/2014	599	602	–	(3)	–	(1)
U.S. Treasury 30-Year Bond Future	59	06/19/2014	7,919	7,961	–	(42)	–	(33)
U.S. Treasury CME Ultra Long Term Bond Future	77	06/19/2014	11,064	11,341	–	(277)	–	(68)
Total			$20,628	$20,951	$–	$(323)	$–	$(103)
Total futures contracts			$106,157	$106,117	$290	$(330)	$303	$(107)

* The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at April 30, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.6	BCLY	USD	600	(0.32)%	07/25/45	$287	$–	$134	$–	$(153)
ABX.HE.AA.6	JPM	USD	1,926	(0.32)%	07/25/45	506	–	429	–	(77)
ABX.HE.AAA.6	BCLY	USD	1,562	(0.18)%	07/25/45	166	–	39	–	(127)
ABX.HE.AAA.6	BOA	USD	1,462	(0.11)%	05/25/46	311	–	304	–	(7)
ABX.HE.AAA.6	CSI	USD	713	(0.11)%	05/25/46	172	–	148	–	(24)
ABX.HE.AAA.6	DEUT	USD	822	(0.11)%	05/25/46	195	–	171	–	(24)
ABX.HE.AAA.6	GSC	USD	4,683	(0.18)%	07/25/45	421	–	117	–	(304)
ABX.HE.AAA.6	JPM	USD	3,139	(0.18)%	07/25/45	58	–	78	20	–
ABX.HE.AAA.6	JPM	USD	3,304	(0.18)%	07/25/45	96	–	83	–	(13)
ABX.HE.AAA.6	MSC	USD	1,010	(0.18)%	07/25/45	20	–	25	5	–
ABX.HE.AAA.6	MSC	USD	2,159	(0.18)%	07/25/45	215	–	54	–	(161)
ABX.HE.AAA.7	CSI	USD	1,368	(0.09)%	08/25/37	408	–	411	3	–
ABX.HE.AAA.7	JPM	USD	43	(0.09)%	08/25/37	13	–	13	–	–
ABX.HE.PENAAA.6	BOA	USD	9	(0.11)%	05/25/46	2	–	1	–	(1)
ABX.HE.PENAAA.6	CSI	USD	1,421	(0.11)%	05/25/46	428	–	199	–	(229)
ABX.HE.PENAAA.6	JPM	USD	904	(0.11)%	05/25/46	154	–	127	–	(27)
ABX.HE.PENAAA.7	BCLY	USD	1,040	(0.09)%	08/25/37	449	–	249	–	(200)
CDX.EM.21	GSC	USD	6,725	(5.00)%	06/20/19	–	(721)	(682)	39	–
CMBX.NA.A.1	BOA	USD	110	(0.35)%	10/12/52	35	–	36	1	–
CMBX.NA.A.1	DEUT	USD	115	(0.35)%	10/12/52	53	–	38	–	(15)
CMBX.NA.A.1	GSC	USD	85	(0.35)%	10/12/52	38	–	28	–	(10)
CMBX.NA.A.1	MSC	USD	304	(0.35)%	10/12/52	126	–	100	–	(26)
CMBX.NA.A.6	CSI	USD	810	(2.00)%	05/11/63	–	(6)	(12)	–	(6)
CMBX.NA.AA.1	DEUT	USD	705	(0.25)%	10/12/52	149	–	98	–	(51)
CMBX.NA.AA.1	JPM	USD	2,465	(0.25)%	10/12/52	488	–	343	–	(145)

The accompanying notes are an integral part of these financial statements.

18

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AA.1	UBS	USD	3,190	(0.25)%	10/12/52	$690	$–	$444	$–	$(246)
CMBX.NA.AA.2	BOA	USD	1,611	(0.15)%	03/15/49	612	–	469	–	(143)
CMBX.NA.AA.2	CSI	USD	1,611	(0.15)%	03/15/49	529	–	469	–	(60)
CMBX.NA.AA.2	GSC	USD	484	(0.15)%	03/15/49	169	–	141	–	(28)
CMBX.NA.AA.2	JPM	USD	1,873	(0.15)%	03/15/49	692	–	545	–	(147)
CMBX.NA.AA.2	MSC	USD	1,219	(0.15)%	03/15/49	462	–	354	–	(108)
CMBX.NA.AA.7	CSI	USD	810	(1.50)%	01/17/47	4	–	(6)	–	(10)
CMBX.NA.AJ.1	DEUT	USD	30	(0.84)%	10/12/52	2	–	1	–	(1)
CMBX.NA.AJ.1	JPM	USD	890	(0.84)%	10/12/52	58	–	21	–	(37)
CMBX.NA.AJ.1	MSC	USD	535	(0.84)%	10/12/52	38	–	13	–	(25)
CMBX.NA.AJ.2	DEUT	USD	1,385	(1.09)%	03/15/49	127	–	108	–	(19)
CMBX.NA.AJ.3	JPM	USD	492	(1.47)%	12/13/49	100	–	92	–	(8)
CMBX.NA.AJ.4	DEUT	USD	892	(0.96)%	02/17/51	176	–	164	–	(12)
CMBX.NA.AJ.4	JPM	USD	144	(0.96)%	02/17/51	37	–	27	–	(10)
CMBX.NA.AJ.4	MSC	USD	1,210	(0.96)%	02/17/51	450	–	223	–	(227)
CMBX.NA.AM.2	CSI	USD	1,665	(0.50)%	03/15/49	102	–	17	–	(85)
CMBX.NA.AM.2	DEUT	USD	575	(0.50)%	03/15/49	33	–	6	–	(27)
CMBX.NA.AM.2	JPM	USD	620	(0.50)%	03/15/49	20	–	6	–	(14)
CMBX.NA.AM.2	MSC	USD	2,945	(0.50)%	03/15/49	145	–	30	–	(115)
CMBX.NA.AM.4	JPM	USD	95	(0.50)%	02/17/51	8	–	4	–	(4)
CMBX.NA.AM.4	MSC	USD	785	(0.50)%	02/17/51	121	–	33	–	(88)
CMBX.NA.AS.6	CSI	USD	2,195	(1.00)%	05/11/63	30	–	13	–	(17)
CMBX.NA.AS.7	CSI	USD	1,080	(1.00)%	01/17/47	26	–	10	–	(16)
CMBX.NA.AS.7	GSC	USD	965	(1.00)%	01/17/47	24	–	9	–	(15)
Total						$9,445	$(727)	$5,724	$68	$(3,062)
Sell protection:
CMBX.NA.AAA.6	BCLY	USD	5,060	0.50%	05/11/63	$–	$(109)	$(101)	$8	$–
CMBX.NA.AAA.6	CSI	USD	14,330	0.50%	05/11/63	–	(337)	(287)	50	–
CMBX.NA.AAA.6	DEUT	USD	41,065	0.50%	05/11/63	–	(1,960)	(820)	1,140	–
CMBX.NA.AAA.6	GSC	USD	14,515	0.50%	05/11/63	–	(291)	(291)	–	–
CMBX.NA.AAA.6	JPM	USD	4,995	0.50%	05/11/63	–	(165)	(100)	65	–
CMBX.NA.AAA.6	UBS	USD	4,940	0.50%	05/11/63	–	(181)	(98)	83	–
CMBX.NA.BB.6	BOA	USD	1,665	5.00%	05/11/63	–	(17)	(16)	1	–
CMBX.NA.BB.6	GSC	USD	485	5.00%	05/11/63	–	(11)	(5)	6	–
CMBX.NA.BB.6	MSC	USD	3,355	5.00%	05/11/63	–	(214)	(31)	183	–
CMBX.NA.BB.7	BOA	USD	710	5.00%	01/17/47	–	(34)	(21)	13	–
CMBX.NA.BB.7	CSI	USD	2,185	5.00%	01/17/47	–	(102)	(63)	39	–
CMBX.NA.BB.7	DEUT	USD	230	5.00%	01/17/47	–	(8)	(7)	1	–
CMBX.NA.BB.7	GSC	USD	1,135	5.00%	01/17/47	–	(69)	(33)	36	–
CMBX.NA.BB.7	MSC	USD	200	5.00%	01/17/47	–	(9)	(6)	3	–
CMBX.NA.BBB-.6	CSI	USD	1,020	3.00%	05/11/63	2	–	(2)	–	(4)
CMBX.NA.BBB-.7	CSI	USD	1,840	3.00%	01/17/47	–	(116)	(46)	70	–
CMBX.NA.BBB-.7	UBS	USD	910	3.00%	01/17/47	–	(51)	(23)	28	–
PrimeX.ARM.2	JPM	USD	120	4.58%	12/25/37	4	–	4	–	–
PrimeX.ARM.2	MSC	USD	511	4.58%	06/25/36	–	(37)	16	53	–
PrimeX.ARM.2	MSC	USD	1,454	4.58%	12/25/37	48	–	44	–	(4)
PrimeX.FRM.1	JPM	USD	29	4.42%	07/25/36	3	–	3	–	–
PrimeX.FRM.1	JPM	USD	245	4.42%	07/25/36	25	–	25	–	–
Total						$82	$(3,711)	$(1,858)	$1,779	$(8)
Total traded indices						$9,527	$(4,438)	$3,866	$1,847	$(3,070)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	CSI	USD	5,180	1.00% / 0.47%	12/20/17	$–	$(111)	$98	$209	$–
Bank of America Corp.	GSC	USD	9,200	1.00% / 0.45%	09/20/17	–	(640)	172	812	–
Citigroup, Inc.	GSC	USD	9,850	1.00% / 0.49%	09/20/17	–	(642)	170	812	–
Citigroup, Inc.	GSC	USD	4,450	1.00% / 0.52%	12/20/17	–	(80)	78	158	–

The accompanying notes are an integral part of these financial statements.

19

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on single-name issues: - (continued)
Sell protection: - (continued)
Goldman Sachs Group, Inc.	CSI	USD	2,665	1.00% / 0.60%	12/20/17	$–	$(82)	$38	$120	$–
Goldman Sachs Group, Inc.	UBS	USD	4,600	1.00% / 0.56%	09/20/17	–	(340)	68	408	–
Morgan Stanley	BCLY	USD	4,600	1.00% / 0.49%	09/20/17	–	(515)	80	595	–
Morgan Stanley	GSC	USD	2,810	1.00% / 0.52%	12/20/17	–	(144)	48	192	–
Total						$–	$(2,554)	$752	$3,306	$–
						$9,527	$(6,992)	$4,618	$5,153	$(3,070)

(a) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
CDX.NA.IG.22	CME	USD	1,510	(1.00)%	06/20/19	$(25)	$(26)	$–	$(1)	$–	$(1)
ITRX.EUR.21	ICE	EUR	10,810	(1.00)%	06/20/19	(218)	(222)	–	(4)	–	(6)
ITRX.XOV.20	ICE	EUR	4,910	(5.00)%	12/20/18	(602)	(793)	–	(191)	–	(11)
ITRX.XOV.21	ICE	EUR	8,965	(5.00)%	06/20/19	(1,207)	(1,266)	–	(59)	–	(10)
Total						$(2,052)	$(2,307)	$–	$(255)	$–	$(28)
Sell protection:
CDX.NA.HY.21	CME	USD	57,225	5.00%	12/20/18	$4,299	$4,256	$–	$(43)	$17	$–
CDX.NA.HY.22	CME	USD	23,450	5.00%	06/20/19	1,635	1,629	–	(6)	8	–
CDX.NA.IG.22	CME	USD	13,150	1.00%	06/20/24	(165)	(125)	40	–	–	(7)
Total						$5,769	$5,760	$40	$(49)	$25	$(7)
Total traded indices						$3,717	$3,453	$40	$(304)	$25	$(35)

(a)	The FCM to the contracts is GSC.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund (a)	Amount		Date	Paid	Received	Value ╪	Asset	Liability
BCLY	1.95% Fixed	CPURNSA	USD	17,000	04/15/17	$–	$–	$(13)	$–	$(13)
BNP	1.87% Fixed	CPURNSA	USD	26,000	04/15/16	–	–	(33)	–	(33)
BNP	2.48% Fixed	CPURNSA	USD	16,225	01/15/24	–	–	(1)	–	(1)
CSI	0.82% Fixed	6M JPY LIBOR	JPY	16,740	02/18/23	–	–	(2)	–	(2)
DEUT	0.82% Fixed	6M JPY LIBOR	JPY	16,735	02/18/23	–	–	(2)	–	(2)
DEUT	2.18% Fixed	CPURNSA	USD	44,825	04/15/19	–	–	(137)	–	(137)
DEUT	MXIBTIIE	8.41% Fixed	MXN	220	12/13/23	–	–	–	–	–
GSC	6M WIBOR PLN	3.70% Fixed	PLN	355	03/19/19	–	–	1	1	–
JPM	0.12% Fixed	6M CHF LIBOR	CHF	455	06/18/16	–	–	–	–	–
MSC	MXIBTIIE	8.40% Fixed	MXN	505	12/13/23	–	–	1	1	–
Total						$–	$–	$(186)	$2	$(188)

(a)	If the index level of the floating index (CPURNSA) was to drop below the initial index level when the interest rate swap was purchased, the Fund will be required to make a payment to the counterparty rather than receive the payment noted in the table above.

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2014

Clearing	Payments made	Payments received	Notional	Expiration	Upfront Premiums Paid	Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
House (a)	by Fund	by Fund	Amount	Date	(Received)	Value ╪	Asset	Liability	Asset	Liability
LCH	2.50% Fixed	6M GBP LIBOR	GBP 1,255	06/22/18	$1	$4	$3	$–	$–	$(1)

(a)	The FCM to the contracts is GSC.

OTC Total Return Swap Contracts Outstanding at April 30, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
JPM CORP EMBI †	JPM	USD	16,220	3M LIBOR - 0.75%	06/20/14	$–	$–	$(133)	$–	$(133)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2014, the aggregate market value of these securities was $(133), which rounds to zero percent of total net assets.

Securities Sold Short Outstanding at April 30, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 3.50%	$1,700	05/15/2044	$1,725	$(13)
FNMA, 5.50%	400	05/15/2044	442	–
GNMA, 3.00%	700	05/15/2044	696	(3)
GNMA, 3.50%	5,250	05/15/2044	5,398	(13)
GNMA, 4.50%	700	04/15/2044	759	(2)
GNMA, 4.50%	1,400	05/15/2044	1,518	(5)
Total			$10,538	$(36)

At April 30, 2014, the aggregate market value of these securities represents 2.0% of total net assets.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	05/30/2014	SSG	$1,062	$1,052	$–	$(10)
AUD	Sell	05/30/2014	MSC	37	37	–	–
AUD	Sell	05/30/2014	SSG	50	50	–	–
BRL	Sell	06/03/2014	SCB	551	563	–	(12)
CAD	Buy	05/30/2014	BMO	1,266	1,276	10	–
CAD	Buy	05/30/2014	BMO	39	39	–	–
CAD	Buy	05/30/2014	MSC	37	37	–	–
CAD	Buy	05/30/2014	RBC	36	36	–	–
CHF	Buy	05/30/2014	CBK	8	8	–	–
CHF	Buy	05/30/2014	CSFB	40	40	–	–
CHF	Sell	05/30/2014	CBK	8	8	–	–
CHF	Sell	05/30/2014	CSFB	195	196	–	(1)
CLP	Buy	05/30/2014	BNP	38	38	–	–
DKK	Buy	05/28/2014	BCLY	61	61	–	–
EUR	Buy	05/30/2014	BNP	14	14	–	–
EUR	Buy	05/30/2014	BOA	25	25	–	–
EUR	Buy	05/30/2014	BOA	35	35	–	–
EUR	Buy	05/30/2014	CBA	10,676	10,714	38	–
EUR	Buy	05/30/2014	CBK	26	26	–	–
EUR	Buy	05/06/2014	GSC	794	794	–	–
EUR	Buy	05/30/2014	GSC	38	38	–	–
EUR	Buy	05/30/2014	HSBC	14	14	–	–
EUR	Buy	05/30/2014	WEST	13	13	–	–
EUR	Sell	06/18/2014	BOA	1,849	1,849	–	–
EUR	Sell	05/30/2014	CBA	540	542	–	(2)
EUR	Sell	05/30/2014	CBK	8,981	9,017	–	(36)
EUR	Sell	05/30/2014	GSC	794	794	–	–
EUR	Sell	05/30/2014	HSBC	208	208	–	–
GBP	Buy	05/30/2014	MSC	1,432	1,438	6	–
GBP	Sell	05/30/2014	MSC	74	74	–	–
GBP	Sell	05/30/2014	UBS	2,635	2,652	–	(17)
JPY	Buy	05/30/2014	MSC	121	121	–	–
JPY	Buy	05/30/2014	NAB	29,189	29,302	113	–
JPY	Sell	05/30/2014	BNP	14	14	–	–
JPY	Sell	05/30/2014	GSC	13	13	–	–
JPY	Sell	05/30/2014	HSBC	13	13	–	–
JPY	Sell	06/18/2014	JPM	17,021	17,199	–	(178)
JPY	Sell	05/30/2014	WEST	12	12	–	–
KRW	Sell	05/30/2014	GSC	87	88	–	(1)
MXN	Buy	05/30/2014	RBC	175	175	–	–
MYR	Sell	05/30/2014	JPM	186	186	–	–
NOK	Buy	05/30/2014	GSC	122	123	1	–
PEN	Sell	06/18/2014	SCB	526	529	–	(3)
PEN	Sell	06/18/2014	SSG	330	332	–	(2)
PEN	Sell	06/18/2014	UBS	196	197	–	(1)
PLN	Buy	05/30/2014	BCLY	1	1	–	–
PLN	Sell	05/30/2014	BCLY	148	148	–	–
PLN	Sell	05/30/2014	HSBC	41	41	–	–
RUB	Sell	06/18/2014	BCLY	1,057	1,050	7	–
SEK	Buy	05/30/2014	BOA	137	138	1	–
SEK	Buy	05/30/2014	CBK	78	78	–	–
SEK	Buy	05/30/2014	DEUT	2	2	–	–
SEK	Buy	05/30/2014	DEUT	19	19	–	–
SEK	Buy	05/30/2014	HSBC	10	10	–	–
SEK	Buy	05/30/2014	JPM	196	199	3	–
SEK	Buy	05/30/2014	JPM	10	10	–	–
SEK	Sell	05/30/2014	BCLY	290	293	–	(3)

The accompanying notes are an integral part of these financial statements.

22

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
SEK	Sell	05/02/2014	BOA	$137	$138	$–	$(1)
SEK	Sell	05/30/2014	BOA	290	293	–	(3)
SGD	Sell	05/30/2014	CSFB	261	262	–	(1)
ZAR	Buy	05/30/2014	CSFB	70	70	–	–
Total						$179	$(271)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
DKK	Danish Krone
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PLN	Polish New Zloty
RUB	New Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
EMBI	Emerging Markets Bond Index
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover

Index Abbreviations: - (continued)
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Municipal Bond Abbreviations:
FA	Finance Authority
Rev	Revenue

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OTC	Over-the-Counter
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

24

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$70,031	$–	$48,991	$21,040
Common Stocks ‡	517	–	–	517
Corporate Bonds	77,360	–	77,360	–
Foreign Government Obligations	186,997	–	186,997	–
Municipal Bonds	4,005	–	4,005	–
Preferred Stocks	566	566	–	–
Senior Floating Rate Interests	128,582	–	128,582	–
U.S. Government Agencies	42,403	–	42,403	–
U.S. Government Securities	7,870	–	7,870	–
Short-Term Investments	22,399	–	22,399	–
Purchased Options	643	–	643	–
Total	$541,373	$566	$519,250	$21,557
Foreign Currency Contracts *	$179	$–	$179	$–
Futures *	290	290	–	–
Swaps - Credit Default *	5,193	–	5,193	–
Swaps - Interest Rate *	5	–	5	–
Total	$5,667	$290	$5,377	$–
Liabilities:
Securities Sold Short	$10,538	$–	$10,538	$–
Written Options	–	–	–	–
Total	$10,538	$–	$10,538	$–
Foreign Currency Contracts *	$271	$–	$271	$–
Futures *	330	330	–	–
Swaps - Credit Default *	3,374	–	3,374	–
Swaps - Interest Rate *	188	–	188	–
Swaps - Total Return *	133	–	–	133
Total	$4,296	$330	$3,833	$133

♦	For the six-month period ended April 30, 2014, investments valued at $557 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$23,507	$688	$37	†	$759	$2,612	$(6,224)	$—	$(339)	$21,040
Common Stocks	580	—	(63	)‡	—	—	—	—	—	517
U.S. Government Agencies	204	—	—		—	—	—	—	(204)	—
Total	$24,291	$688	$(26)		$759	$2,612	$(6,224)	$—	$(543)	$21,557

Liabilities:
Swaps§	$—	$—	$133	**	$—	$—	$—	$—	$—	$133
Total	$—	$—	$133		$—	$—	$—	$—	$—	$133

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $246.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(63).
§	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
**	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $(133).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

26

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $537,271)	$541,373
Cash	8,620	*,†
Foreign currency on deposit with custodian (cost $321)	321
Unrealized appreciation on foreign currency contracts	179
Unrealized appreciation on OTC swap contracts	5,155
Receivables:
Investment securities sold	62,513
Fund shares sold	392
Dividends and interest	5,084
Variation margin on financial derivative instruments	328
OTC swap premiums paid	9,527
Other assets	87
Total assets	633,579
Liabilities:
Unrealized depreciation on foreign currency contracts	271
Unrealized depreciation on OTC swap contracts	3,391
Securities sold short, at market value (proceeds $10,502)	10,538
Payables:
Investment securities purchased	71,628
Fund shares redeemed	1,932
Investment management fees	48
Dividends	74
Administrative fees	—
Distribution fees	26
Collateral received from broker	9,240
Variation margin on financial derivative instruments	143
Accrued expenses	90
OTC swap premiums received	6,992
Written option contracts (proceeds $7)	—
Other liabilities	13
Total liabilities	104,386
Net assets	$529,193
Summary of Net Assets:
Capital stock and paid-in-capital	$520,224
Distributions in excess of net investment income	(1,022)
Accumulated net realized gain	4,535
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	5,456
Net assets	$529,193

*	Cash of $1,442 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.
†	Cash of $6,845 was pledged as collateral for open swap contracts at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Strategic Income Fund
Statement of Assets and Liabilities – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.30/$9.74
Shares outstanding	15,410
Net assets	$143,343
Class B: Net asset value per share	$9.30
Shares outstanding	812
Net assets	$7,555
Class C: Net asset value per share	$9.32
Shares outstanding	12,135
Net assets	$113,123
Class I: Net asset value per share	$9.33
Shares outstanding	4,373
Net assets	$40,800
Class R3: Net asset value per share	$9.29
Shares outstanding	21
Net assets	$199
Class R4: Net asset value per share	$9.30
Shares outstanding	13
Net assets	$118
Class R5: Net asset value per share	$9.30
Shares outstanding	13
Net assets	$118
Class Y: Net asset value per share	$9.29
Shares outstanding	24,101
Net assets	$223,937

The accompanying notes are an integral part of these financial statements.

28

The Hartford Strategic Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$21
Interest	12,496
Less: Foreign tax withheld	(25)
Total investment income	12,492

Expenses:
Investment management fees	1,473
Administrative services fees	—
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	100
Class B	8
Class C	54
Class I	20
Class R3	—
Class R4	—
Class Y	2
Distribution fees
Class A	186
Class B	41
Class C	590
Class R3	1
Class R4	—
Custodian fees	23
Accounting services fees	54
Registration and filing fees	57
Board of Directors' fees	8
Audit fees	8
Other expenses	60
Total expenses (before waivers and fees paid indirectly)	2,685
Expense waivers	(84)
Custodian fee offset	—
Total waivers and fees paid indirectly	(84)
Total expenses, net	2,601
Net Investment Income	9,891
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	1,815
Net realized gain on purchased option contracts	119
Net realized loss on securities sold short	(55)
Net realized gain on futures contracts	1,520
Net realized gain on swap contracts	3,558
Net realized loss on foreign currency contracts	(66)
Net realized loss on other foreign currency transactions	(204)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	6,687
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,728
Net unrealized depreciation of purchased option contracts	(308)
Net unrealized appreciation of securities sold short	86
Net unrealized depreciation of futures contracts	(787)
Net unrealized appreciation of written option contracts	1
Net unrealized depreciation of swap contracts	(841)
Net unrealized depreciation of foreign currency contracts	(374)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(494)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	6,193
Net Increase in Net Assets Resulting from Operations	$16,084

The accompanying notes are an integral part of these financial statements.

29

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$9,891	$24,632
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	6,687	(2,650)
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(494)	(13,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,084	(8,346)
Distributions to Shareholders:
From net investment income
Class A	(3,073)	(7,682)
Class B	(137)	(342)
Class C	(1,985)	(5,382)
Class I	(985)	(3,158)
Class R3	(4)	(7)
Class R4	(3)	(5)
Class R5	(3)	(5)
Class Y	(4,922)	(8,236)
Total from net investment income	(11,112)	(24,817)
From net realized gain on investments
Class A	—	(6,363)
Class B	—	(353)
Class C	—	(5,982)
Class I	—	(2,850)
Class R3	—	(4)
Class R4	—	(4)
Class R5	—	(3)
Class Y	—	(4,823)
Total from net realized gain on investments	—	(20,382)
Total distributions	(11,112)	(45,199)
Capital Share Transactions:
Class A	(18,899)	(47,299)
Class B	(1,746)	(2,613)
Class C	(17,420)	(68,997)
Class I	(10,536)	(48,675)
Class R3	(44)	108
Class R4	(26)	18
Class R5	3	8
Class Y	7,221	52,059
Net decrease from capital share transactions	(41,447)	(115,391)
Net Decrease in Net Assets	(36,475)	(152,244)
Net Assets:
Beginning of period	565,668	717,912
End of period	$529,193	$565,668
Undistributed (distribution in excess of) net investment income	$(1,022)	$199

The accompanying notes are an integral part of these financial statements.

30

The Hartford Strategic Income Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Strategic Income Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

31

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs.Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

32

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

33

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at April 30, 2014
Assets:
Asset and Commercial Mortgage Backed Securities:
Discounted cash flow	Internal rate of return	3.0% - 7.5% (5.1%)	20,741
	Life expectancy (in months)	58 - 313 (161)
Independent pricing service	Prior day valuation	$64.16	299
Common Stocks:
Model Δ	Enterprise Value/EBITDA ♠	2.56x to 8.56x for Platform Services 4.61x to 6.19x for Land Drilling 4.62x to 7.16x MODU 6.40x to 9.80x Bentec	517
Total			$21,557
Liabilities:
Swap Contracts:
Independent pricing service	Prior day valuation	(0.82)	133
Total			$133

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
♠	EBITDA for each business is estimated for fiscal year ended 2014.
Δ	Includes illiquidity discount of 10%.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

34

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

35

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open dollar roll transactions as of April 30, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage

36

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid

37

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of April 30, 2014. Transactions involving written option contracts during the six-month period April 30, 2014, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2014:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	337,000	$7
Written	—	—
Expired	—	—
Closed	—	—
Exercised	—	—
End of Period	337,000	$7

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

38

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of April 30, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal

39

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of April 30, 2014.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. Settlement amounts paid or received are recorded as a realized gain or loss on the Statement of Operations at the determination date.  The Fund had no outstanding spreadlock swap contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$643	$—	$—	$—	$—	$—	$643
Unrealized appreciation on foreign currency contracts	—	179	—	—	—	—	179
Unrealized appreciation on OTC swap contracts	2	—	5,153	—	—	—	5,155
Variation margin receivable *	303	—	25	—	—	—	328
Total	$948	$179	$5,178	$—	$—	$—	$6,305

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$271	$—	$—	$—	$—	$271
Unrealized depreciation on OTC swap contracts	188	—	3,070	133	—	—	3,391
Variation margin payable *	108	—	35	—	—	—	143
Written option contracts, market value	—	—	—	—	—	—	—
Total	$296	$271	$3,105	$133	$—	$—	$3,805

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(40) and open centrally cleared swaps cumulative depreciation of $(261) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

40

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased option contracts	$119	$—	$—	$—	$—	$—	$119
Net realized gain on futures contracts	1,520	—	—	—	—	—	1,520
Net realized gain (loss) on swap contracts	(505)	—	4,063	—	—	—	3,558
Net realized loss on foreign currency contracts	—	(66)	—	—	—	—	(66)
Total	$1,134	$(66)	$4,063	$—	$—	$—	$5,131

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$(295)	$(13)	$—	$—	$—	$—	$(308)
Net change in unrealized depreciation of futures contracts	(787)	—	—	—	—	—	(787)
Net change in unrealized appreciation of written option contracts	—	1	—	—	—	—	1
Net change in unrealized appreciation (depreciation) of swap contracts	329	—	(1,037)	(133)	—	—	(841)
Net change in unrealized depreciation of foreign currency contracts	—	(374)	—	—	—	—	(374)
Total	$(753)	$(386)	$(1,037)	$(133)	$—	$—	$(2,309)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Purchased option contracts at market value	$643	$—	$—	$—	$643
Futures contracts - Variation margin receivable	303	(107)	—	—	196
OTC swap contracts at market value	7,270	(2,310)	(3,106)	(9,240)	—
Swap contracts - Variation margin receivable	25	(25)	—	—	—
Unrealized appreciation on foreign currency contracts	179	(10)	—	—	169
Total subject to a master netting or similar arrangement	$8,420	$(2,452)	$(3,106)	$(9,240)	$1,008

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

41

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged		Cash Collateral Pledged	Net Amount (not less than $0)
Description
Written option contracts at market value	$—	$—	$—		$—	$—
Futures contracts - Variation margin payable	107	(107)	(916	)†	—	—
OTC swap contracts at market value	2,971	(2,310)	—		(6,845)	—
Swaps contracts - Variation margin payable	36	(25)	(2,810	)†	(1,442)†	—
Unrealized depreciation on foreign currency contracts	270	(10)	—		—	260
Total subject to a master netting or similar arrangement	$3,384	$(2,452)	$(3,726)		$(8,287)	$260

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive

42

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$38,153	$20,376
Long-Term Capital Gains ‡	7,186	1,423

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,281
Accumulated Capital Losses	(1,399)
Unrealized Appreciation*	5,389
Total Accumulated Earnings	$5,271

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

43

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(1,063)
Accumulated Net Realized Gain (Loss)	1,251
Capital Stock and Paid-in-Capital	(188)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$1,399
Total	$1,399

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

44

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	0.95%
Class B	1.70
Class C	1.69
Class I	0.68
Class R3	1.25
Class R4	0.95
Class R5	0.65
Class Y	0.60

45

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $130 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	73%
Class R5	100
Class Y	—*

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	30%

*	Percentage amount rounds to zero.

46

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$981,078	$36,532	$1,017,610
Sales Proceeds	1,067,447	32,999	1,100,446

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,195	325	(3,577)	(2,057)	3,879	1,449	(10,535)	(5,207)
Amount	$10,986	$2,987	$(32,872)	$(18,899)	$36,360	$13,521	$(97,180)	$(47,299)
Class B
Shares	13	14	(217)	(190)	105	68	(456)	(283)
Amount	$120	$127	$(1,993)	$(1,746)	$992	$631	$(4,236)	$(2,613)
Class C
Shares	392	199	(2,484)	(1,893)	1,857	1,100	(10,469)	(7,512)
Amount	$3,611	$1,832	$(22,863)	$(17,420)	$17,476	$10,292	$(96,765)	$(68,997)
Class I
Shares	587	75	(1,804)	(1,142)	2,031	503	(7,789)	(5,255)
Amount	$5,416	$693	$(16,645)	$(10,536)	$19,107	$4,721	$(72,503)	$(48,675)
Class R3
Shares	8	1	(14)	(5)	11	1	(1)	11
Amount	$77	$4	$(125)	$(44)	$108	$11	$(11)	$108
Class R4
Shares	1	—	(4)	(3)	1	1	—	2
Amount	$4	$3	$(33)	$(26)	$14	$9	$(5)	$18
Class R5
Shares	—	1	—	1	—	—	—	—
Amount	$—	$3	$—	$3	$—	$8	$—	$8
Class Y
Shares	5,294	537	(5,042)	789	14,239	1,407	(9,992)	5,654
Amount	$48,578	$4,922	$(46,279)	$7,221	$132,191	$13,059	$(93,191)	$52,059
Total
Shares	7,490	1,152	(13,142)	(4,500)	22,123	4,529	(39,242)	(12,590)
Amount	$68,792	$10,571	$(120,810)	$(41,447)	$206,248	$42,252	$(363,891)	$(115,391)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	9	$81
For the Year Ended October 31, 2013	31	$283

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in

47

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

48

The Hartford Strategic Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$9.21	$0.17	$0.11	$0.28	$(0.19)	$–	$(0.19)	$9.30	3.07	%(D)	$143,343	1.01	%(E)	0.95	%(E)	3.68	%(E)
B	9.21	0.13	0.11	0.24	(0.15)	–	(0.15)	9.30	2.67	(D)	7,555	1.82	(E)	1.70	(E)	2.94	(E)
C	9.23	0.13	0.11	0.24	(0.15)	–	(0.15)	9.32	2.67	(D)	113,123	1.72	(E)	1.69	(E)	2.94	(E)
I	9.24	0.18	0.11	0.29	(0.20)	–	(0.20)	9.33	3.20	(D)	40,800	0.71	(E)	0.68	(E)	3.96	(E)
R3	9.21	0.16	0.10	0.26	(0.18)	–	(0.18)	9.29	2.80	(D)	199	1.39	(E)	1.25	(E)	3.42	(E)
R4	9.21	0.17	0.11	0.28	(0.19)	–	(0.19)	9.30	3.07	(D)	118	1.04	(E)	0.95	(E)	3.71	(E)
R5	9.21	0.18	0.11	0.29	(0.20)	–	(0.20)	9.30	3.22	(D)	118	0.72	(E)	0.65	(E)	3.96	(E)
Y	9.20	0.18	0.12	0.30	(0.21)	–	(0.21)	9.29	3.25	(D)	223,937	0.63	(E)	0.60	(E)	4.02	(E)

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$(0.64)	$9.21	1.67%		$160,916	0.99%		0.95%		3.83%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	(0.57)	9.21	0.91		9,233	1.79		1.70		3.09
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	(0.57)	9.23	0.90		129,507	1.69		1.68		3.07
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	(0.67)	9.24	1.93		50,963	0.70		0.69		4.00
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	(0.62)	9.21	1.40		242	1.39		1.25		3.74
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	(0.64)	9.21	1.68		143	1.03		0.95		3.91
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	(0.67)	9.21	1.98		114	0.71		0.65		4.20
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	(0.68)	9.20	2.04		214,550	0.61		0.60		4.30

For the Year Ended October 31, 2012
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$(0.38)	$9.70	9.80%		$219,909	0.98%		0.96%		3.90%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	(0.31)	9.70	8.96		12,461	1.78		1.72		3.17
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	(0.31)	9.72	9.11		209,271	1.69		1.69		3.17
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	(0.41)	9.73	10.18		104,759	0.70		0.70		4.11
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	(0.35)	9.70	9.47		141	1.34		1.27		3.56
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	(0.38)	9.70	9.79		132	1.02		0.97		3.88
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	(0.41)	9.70	10.12		112	0.71		0.67		4.20
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	(0.41)	9.69	10.08		171,127	0.60		0.60		3.82

For the Year Ended October 31, 2011 (F)
A	$9.22	$0.48	$(0.01)	$0.47	$(0.49)	$–	$(0.49)	$9.20	5.20%		$191,353	0.98%		0.98%		5.27%
B	9.21	0.41	–	0.41	(0.42)	–	(0.42)	9.20	4.51		13,259	1.78		1.75		4.52
C	9.23	0.42	(0.02)	0.40	(0.42)	–	(0.42)	9.21	4.43		183,209	1.71		1.71		4.50
I	9.24	0.51	(0.02)	0.49	(0.51)	–	(0.51)	9.22	5.47		70,365	0.71		0.71		5.47
R3(G)	9.10	0.04	0.08	0.12	(0.02)	–	(0.02)	9.20	1.34	(D)	101	1.33	(E)	1.30	(E)	5.14	(E)
R4(G)	9.10	0.04	0.09	0.13	(0.03)	–	(0.03)	9.20	1.37	(D)	101	1.03	(E)	1.00	(E)	5.43	(E)
R5(G)	9.10	0.04	0.09	0.13	(0.03)	–	(0.03)	9.20	1.40	(D)	101	0.73	(E)	0.70	(E)	5.72	(E)
Y	9.21	0.51	–	0.51	(0.52)	–	(0.52)	9.20	5.69		6,885	0.63		0.63		5.50

See Portfolio Turnover information on the next page.

49

The Hartford Strategic Income Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$8.69	$0.56	$0.51	$1.07	$(0.54)	$–	$(0.54)	$9.22	12.74%	$196,945	0.97%	0.97%	6.26%
B	8.69	0.49	0.50	0.99	(0.47)	–	(0.47)	9.21	11.72	15,110	1.77	1.77	5.48
C	8.70	0.49	0.52	1.01	(0.48)	–	(0.48)	9.23	11.89	155,499	1.70	1.70	5.53
I	8.71	0.58	0.51	1.09	(0.56)	–	(0.56)	9.24	12.98	60,203	0.71	0.71	6.53
Y	8.69	0.60	0.49	1.09	(0.57)	–	(0.57)	9.21	12.99	8,272	0.62	0.62	6.70

For the Year Ended October 31, 2009 (F)
A	$7.35	$0.53	$1.33	$1.86	$(0.52)	$–	$(0.52)	$8.69	26.24%	$146,738	1.00%	1.00%	6.70%
B	7.35	0.46	1.33	1.79	(0.45)	–	(0.45)	8.69	25.20	14,397	1.83	1.83	5.87
C	7.36	0.47	1.33	1.80	(0.46)	–	(0.46)	8.70	25.30	120,513	1.74	1.74	5.98
I	7.37	0.54	1.34	1.88	(0.54)	–	(0.54)	8.71	26.48	45,664	0.75	0.75	7.00
Y	7.35	0.57	1.32	1.89	(0.55)	–	(0.55)	8.69	26.69	15,036	0.65	0.65	7.22

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Commenced operations on September 30, 2011.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	46%
For the Year Ended October 31, 2013	55
For the Year Ended October 31, 2012	121
For the Year Ended October 31, 2011	156
For the Year Ended October 31, 2010	158
For the Year Ended October 31, 2009	164

50

The Hartford Strategic Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

51

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

52

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

53

The Hartford Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized Expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,030.70	$4.81	$1,000.00	$1,020.06	$4.78	0.95%	181	365
Class B	$1,000.00	$1,026.70	$8.57	$1,000.00	$1,016.34	$8.52	1.70	181	365
Class C	$1,000.00	$1,026.70	$8.49	$1,000.00	$1,016.41	$8.45	1.69	181	365
Class I	$1,000.00	$1,032.00	$3.43	$1,000.00	$1,021.42	$3.41	0.68	181	365
Class R3	$1,000.00	$1,028.00	$6.31	$1,000.00	$1,018.58	$6.28	1.25	181	365
Class R4	$1,000.00	$1,030.70	$4.81	$1,000.00	$1,020.06	$4.78	0.95	181	365
Class R5	$1,000.00	$1,032.20	$3.30	$1,000.00	$1,021.55	$3.28	0.65	181	365
Class Y	$1,000.00	$1,032.50	$3.05	$1,000.00	$1,021.79	$3.03	0.60	181	365

54

The Hartford Strategic Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool. The Fund may purchase mortgage-backed securities in the “to be announced’ (“TBA”) market. This subjects the Fund to counterparty risk and the risk that the security the Fund buys will lose value prior to its delivery.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

55

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-SI14 4/14 114001-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2010 FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Target Retirement 2010 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2010 Fund inception 09/30/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

Performance Overview 9/30/05 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Target Retirement 2010 A#	3.16%	4.86%	11.29%	4.78%
Target Retirement 2010 A##	-2.51%	-0.91%	10.04%	4.10%
Target Retirement 2010 R3#	3.11%	4.62%	11.13%	4.62%
Target Retirement 2010 R4#	3.19%	4.88%	11.44%	4.90%
Target Retirement 2010 R5#	3.37%	5.17%	11.56%	5.02%
Target Retirement 2010 Y#	3.38%	5.19%	11.55%	5.03%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	4.90%
MSCI All Country World Index	5.54%	14.98%	16.03%	6.57%

†	Not Annualized
▲	Inception: 09/30/2005
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2010 Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2010 Class A	1.00%	1.38%
Target Retirement 2010 Class R3	1.30%	1.72%
Target Retirement 2010 Class R4	1.00%	1.42%
Target Retirement 2010 Class R5	0.80%	1.12%
Target Retirement 2010 Class Y	0.80%	1.01%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2010 Fund returned 3.16%, before sales charge, for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which returned 5.54% and 1.74%, respectively, for the same period. The Fund underperformed the 3.22% average return for the Lipper Mixed-Asset Target 2010 Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan also pledged to extend its ultra-accommodative monetary policy if needed. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the economy could support ongoing improvement in the labor market.

In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Most developed market currencies appreciated versus the U.S. Dollar while EM currency performance was mixed.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among specific classes of securities within the overall fixed income or equity asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation decisions detracted from performance relative to the Fund’s benchmarks during the period. Positive results

3

The Hartford Target Retirement 2010 Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

from broad exposure to large-capitalization U.S. equities were offset by negative results from an allocation to inflation sensitive assets such as commodities, natural resources equities, and TIPS, an allocation to emerging market equities, and an allocation to alternatives, which all underperformed the broader market during the period.

In aggregate, performance from the underlying funds (net of fees) contributed positively to performance relative to the Fund’s benchmarks during the period. Strong results relative to the Fund’s benchmarks from The Hartford Dividend and Growth, The Hartford Alternative Strategies, and The Hartford Global Real Asset Funds more than offset weak performance relative to the Fund’s benchmarks in The Hartford World Bond, The Hartford Inflation Plus, and The Hartford International Small Company Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. Although the Fund remained close to its target allocations at the end of the period, our positioning favored The Hartford Alternative Strategies Fund over TIPS reflecting our view that TIPS are unattractive at current valuations.

Composition by Investments
as of April 30, 2014
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund	13.0%
The Hartford Capital Appreciation Fund	5.4
The Hartford Dividend and Growth Fund	10.2
The Hartford Emerging Markets Research Fund	3.9
The Hartford Global Real Asset Fund	8.7
The Hartford Inflation Plus Fund	13.2
The Hartford International Opportunities Fund	9.0
The Hartford International Small Company Fund	3.1
The Hartford MidCap Value Fund	1.7
The Hartford Short Duration Fund	1.0
The Hartford Small Company Fund	1.8
The Hartford Strategic Income Fund	3.9
The Hartford Total Return Bond Fund	10.0
The Hartford World Bond Fund	15.0
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2010 Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 99.9%
Alternative Strategy Funds - 21.7%
415	The Hartford Alternative Strategies Fund		$4,192
264	The Hartford Global Real Asset Fund		2,833
			7,025
	Total Alternative Strategy Funds
	(Cost $7,051)		$7,025

Domestic Equity Funds - 19.1%
34	The Hartford Capital Appreciation Fund		$1,738
126	The Hartford Dividend and Growth Fund		3,303
33	The Hartford MidCap Value Fund●		567
22	The Hartford Small Company Fund●		569
			6,177
	Total Domestic Equity Funds
	(Cost $4,846)		$6,177

International/Global Equity Funds - 16.0%
141	The Hartford Emerging Markets Research Fund		$1,260
161	The Hartford International Opportunities Fund		2,902
55	The Hartford International Small Company Fund		1,005
			5,167
	Total International/Global Equity Funds
	(Cost $4,287)		$5,167

Taxable Fixed Income Funds - 43.1%
389	The Hartford Inflation Plus Fund		$4,279
33	The Hartford Short Duration Fund		324
136	The Hartford Strategic Income Fund		1,262
299	The Hartford Total Return Bond Fund		3,227
452	The Hartford World Bond Fund		4,841
			13,933
	Total Taxable Fixed Income Funds
	(Cost $14,398)		$13,933

	Total Investments in Affiliated Investment Companies
	(Cost $30,582)		$32,302

	Total Long-Term Investments
	(Cost $30,582)		$32,302

	Total Investments
	(Cost $30,582) ▲	99.9%	$32,302
	Other Assets and Liabilities	0.1%	39
	Total Net Assets	100.0%	$32,341

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2010 Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $30,639 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,419
Unrealized Depreciation	(756)
Net Unrealized Appreciation	$1,663

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$32,302	$32,302	$–	$–
Total	$32,302	$32,302	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $30,582)	$32,302
Receivables:
Investment securities sold	4
Fund shares sold	14
Dividends and interest	8
Other assets	37
Total assets	32,365
Liabilities:
Payables:
Investment securities purchased	14
Fund shares redeemed	4
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	2
Total liabilities	24
Net assets	$32,341
Summary of Net Assets:
Capital stock and paid-in-capital	$28,817
Distributions in excess of net investment income	(37)
Accumulated net realized gain	1,841
Unrealized appreciation of investments	1,720
Net assets	$32,341

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.21/$10.80
Shares outstanding	564
Net assets	$5,765
Class R3: Net asset value per share	$10.16
Shares outstanding	877
Net assets	$8,903
Class R4: Net asset value per share	$10.21
Shares outstanding	1,540
Net assets	$15,722
Class R5: Net asset value per share	$10.23
Shares outstanding	180
Net assets	$1,844
Class Y: Net asset value per share	$10.21
Shares outstanding	10
Net assets	$107

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2010 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$282
Total investment income	282

Expenses:
Investment management fees	27
Administrative services fees
Class R3	10
Class R4	14
Class R5	1
Transfer agent fees
Class A	3
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	8
Class R3	25
Class R4	23
Custodian fees	—
Accounting services fees	2
Registration and filing fees	55
Board of Directors' fees	1
Audit fees	3
Other expenses	5
Total expenses (before waivers)	177
Expense waivers	(105)
Total waivers	(105)
Total expenses, net	72
Net Investment Income	210
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	838
Net realized gain on investments in affiliated investment companies	1,068
Net Realized Gain on Investments	1,906
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(1,115)
Net Changes in Unrealized Depreciation of Investments	(1,115)
Net Gain on Investments	791
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	25
Net Increase in Net Assets Resulting from Operations	$1,026

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2010 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$210	$605
Net realized gain on investments	1,906	2,973
Net unrealized depreciation of investments	(1,115)	(157)
Payment from affiliate	25	—
Net Increase in Net Assets Resulting from Operations	1,026	3,421
Distributions to Shareholders:
From net investment income
Class A	(50)	(271)
Class R3	(33)	(545)
Class R4	(168)	(841)
Class R5	(20)	(87)
Class Y	(1)	(6)
Total from net investment income	(272)	(1,750)
From net realized gain on investments
Class A	(309)	(273)
Class R3	(594)	(553)
Class R4	(1,015)	(765)
Class R5	(99)	(77)
Class Y	(5)	(6)
Total from net realized gain on investments	(2,022)	(1,674)
Total distributions	(2,294)	(3,424)
Capital Share Transactions:
Class A	(502)	(1,995)
Class R3	(3,226)	(5,689)
Class R4	(5,255)	(2,108)
Class R5	(77)	(382)
Class Y	6	(68)
Net decrease from capital share transactions	(9,054)	(10,242)
Net Decrease in Net Assets	(10,322)	(10,245)
Net Assets:
Beginning of period	42,663	52,908
End of period	$32,341	$42,663
Undistributed (distribution in excess of) net investment income	$(37)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

11

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited

12

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,750	$927
Long-Term Capital Gains ‡	1,674	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

13

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$531
Undistributed Long-Term Capital Gain	1,483
Unrealized Appreciation*	2,778
Total Accumulated Earnings	$4,792

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$792
Accumulated Net Realized Gain (Loss)	(792)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

14

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.30%	1.00%	0.80%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $5 and contingent deferred sales charges of zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net

15

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Payment from Affiliate - The Fund's adviser, HFMC, reimbursed the Fund for the amount of the sub-advisory fees paid to Wellington Management resulting from HFMC’s decision to liquidate the Fund. The reimbursement, noted in the Statement of Operations, amounted to $25 for fees paid during the period June 2012 through March 2014.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	1%
Class R3	1
Class R4	—*
Class R5	3
Class Y	100

*	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$3,465	$—	$3,465
Sales Proceeds	13,740	—	13,740

16

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	36	36	(121)	(49)	118	54	(368)	(196)
Amount	$373	$358	$(1,233)	$(502)	$1,198	$543	$(3,736)	$(1,995)
Class R3
Shares	77	64	(462)	(321)	219	111	(890)	(560)
Amount	$774	$627	$(4,627)	$(3,226)	$2,204	$1,098	$(8,991)	$(5,689)
Class R4
Shares	106	119	(750)	(525)	315	161	(678)	(202)
Amount	$1,079	$1,183	$(7,517)	$(5,255)	$3,203	$1,606	$(6,917)	$(2,108)
Class R5
Shares	19	12	(39)	(8)	45	16	(97)	(36)
Amount	$195	$119	$(391)	$(77)	$450	$164	$(996)	$(382)
Class Y
Shares	—	—	—	—	10	1	(18)	(7)
Amount	$—	$6	$—	$6	$101	$12	$(181)	$(68)
Total
Shares	238	231	(1,372)	(903)	707	343	(2,051)	(1,001)
Amount	$2,421	$2,293	$(13,768)	$(9,054)	$7,156	$3,423	$(20,821)	$(10,242)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

17

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur on or about June 25, 2014.

18

The Hartford Target Retirement 2010 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$10.50	$0.07	$0.24	$0.31	$(0.08)	$(0.52)	$(0.60)	$10.21	3.16	%(E)	$5,765	0.88	%(F)	0.32	%(F)	1.29	%(F)
R3	10.41	0.05	0.25	0.30	(0.03)	(0.52)	(0.55)	10.16	3.11	(E)	8,903	1.22	(F)	0.62	(F)	1.08	(F)
R4	10.50	0.07	0.24	0.31	(0.08)	(0.52)	(0.60)	10.21	3.19	(E)	15,722	0.91	(F)	0.32	(F)	1.39	(F)
R5	10.52	0.08	0.25	0.33	(0.10)	(0.52)	(0.62)	10.23	3.37	(E)	1,844	0.62	(F)	0.12	(F)	1.51	(F)
Y	10.50	0.07	0.26	0.33	(0.10)	(0.52)	(0.62)	10.21	3.38	(E)	107	0.53	(F)	0.12	(F)	1.48	(F)

For the Year Ended October 31, 2013
A	$10.44	$0.15	$0.60	$0.75	$(0.35)	$(0.34)	$(0.69)	$10.50	7.61%		$6,433	0.69%		0.32%		1.45%
R3	10.38	0.11	0.59	0.70	(0.33)	(0.34)	(0.67)	10.41	7.21		12,472	1.03		0.57		1.13
R4	10.45	0.13	0.63	0.76	(0.37)	(0.34)	(0.71)	10.50	7.69		21,677	0.73		0.27		1.32
R5	10.47	0.16	0.60	0.76	(0.37)	(0.34)	(0.71)	10.52	7.73		1,977	0.43		0.12		1.52
Y	10.45	0.19	0.57	0.76	(0.37)	(0.34)	(0.71)	10.50	7.74		104	0.32		0.12		1.90

For the Year Ended October 31, 2012
A	$9.81	$0.13	$0.71	$0.84	$(0.21)	$–	$(0.21)	$10.44	8.81%		$8,445	0.70%		0.34%		1.30%
R3	9.75	0.10	0.74	0.84	(0.21)	–	(0.21)	10.38	8.75		18,241	1.04		0.49		1.00
R4	9.82	0.13	0.73	0.86	(0.23)	–	(0.23)	10.45	8.98		23,700	0.74		0.19		1.33
R5	9.83	0.15	0.73	0.88	(0.24)	–	(0.24)	10.47	9.13		2,348	0.44		0.14		1.51
Y	9.82	0.15	0.71	0.86	(0.23)	–	(0.23)	10.45	9.02		174	0.34		0.14		1.46

For the Year Ended October 31, 2011
A	$9.59	$0.19	$0.20	$0.39	$(0.17)	$–	$(0.17)	$9.81	4.09%		$8,424	0.74%		0.33%		1.96%
R3	9.55	0.17	0.20	0.37	(0.17)	–	(0.17)	9.75	3.93		12,539	1.08		0.48		1.71
R4	9.60	0.19	0.22	0.41	(0.19)	–	(0.19)	9.82	4.26		17,209	0.77		0.18		1.96
R5	9.61	0.21	0.20	0.41	(0.19)	–	(0.19)	9.83	4.30		2,541	0.48		0.13		2.11
Y	9.60	0.21	0.20	0.41	(0.19)	–	(0.19)	9.82	4.31		160	0.37		0.13		2.15

For the Year Ended October 31, 2010
A	$8.50	$0.17	$1.09	$1.26	$(0.17)	$–	$(0.17)	$9.59	15.02%		$9,738	0.79%		0.27%		1.86%
R3	8.48	0.14	1.10	1.24	(0.17)	–	(0.17)	9.55	14.87		7,168	1.14		0.42		1.66
R4	8.51	0.18	1.09	1.27	(0.18)	–	(0.18)	9.60	15.16		10,173	0.85		0.12		2.02
R5	8.51	0.19	1.10	1.29	(0.19)	–	(0.19)	9.61	15.33		2,361	0.55		0.07		2.09
Y	8.50	0.19	1.10	1.29	(0.19)	–	(0.19)	9.60	15.34		153	0.45		0.07		2.07

See Portfolio Turnover information on the next page.

19

The Hartford Target Retirement 2010 Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2009
A(G)	$7.24	$0.22	$1.15	$1.37	$(0.11)	$–	$(0.11)	$8.50	19.29%	$9,342	0.95%	0.24%	3.00%
R3	7.23	0.18	1.18	1.36	(0.11)	–	(0.11)	8.48	19.24	1,578	1.25	0.39	2.37
R4	7.23	0.22	1.17	1.39	(0.11)	–	(0.11)	8.51	19.58	9,020	1.03	0.09	3.00
R5	7.24	0.22	1.16	1.38	(0.11)	–	(0.11)	8.51	19.48	2,051	0.73	0.04	2.99
Y	7.23	0.23	1.15	1.38	(0.11)	–	(0.11)	8.50	19.56	133	0.65	0.04	3.12

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Classes B and C were merged into Class A on July 24, 2009.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	9%
For the Year Ended October 31, 2013	21
For the Year Ended October 31, 2012	91
For the Year Ended October 31, 2011	51
For the Year Ended October 31, 2010	49
For the Year Ended October 31, 2009	31

20

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2010 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,031.60	$1.61	$1,000.00	$1,023.21	$1.61	0.32%	181	365
Class R3	$1,000.00	$1,031.10	$3.12	$1,000.00	$1,021.72	$3.11	0.62	181	365
Class R4	$1,000.00	$1,031.90	$1.61	$1,000.00	$1,023.21	$1.60	0.32	181	365
Class R5	$1,000.00	$1,033.70	$0.60	$1,000.00	$1,024.20	$0.60	0.12	181	365
Class Y	$1,000.00	$1,033.80	$0.61	$1,000.00	$1,024.20	$0.60	0.12	181	365

24

The Hartford Target Retirement 2010 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

25

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TR1014 4/14 114002-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2015 FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Target Retirement 2015 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2015 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

Performance Overview 10/31/08 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Target Retirement 2015 R3	3.36%	5.92%	11.79%	10.67%
Target Retirement 2015 R4	3.56%	6.25%	12.13%	11.01%
Target Retirement 2015 R5	3.64%	6.48%	12.22%	11.10%
Target Retirement 2015 Y	3.64%	6.48%	12.22%	11.10%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	5.85%
MSCI All Country World Index	5.54%	14.98%	16.03%	13.85%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares, which have different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2015 Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2015 Class R3	1.30%	1.69%
Target Retirement 2015 Class R4	1.00%	1.39%
Target Retirement 2015 Class R5	0.80%	1.10%
Target Retirement 2015 Class Y	0.80%	1.01%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2015 Fund returned 3.64% for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which returned 5.54% and 1.74%, respectively, for the same period. The Fund outperformed the 3.51% average return of the Lipper Mixed-Asset Target 2015 Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan also pledged to extend its ultra-accommodative monetary policy if needed. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the economy could support ongoing improvement in the labor market.

In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Most developed market currencies appreciated versus the U.S. Dollar while EM currency performance was mixed.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among specific classes of securities within the overall fixed income or equity asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation decisions detracted from performance relative to the Fund’s benchmarks during the period. Positive results from broad exposure to large-capitalization U.S. equities were offset by negative results from an allocation to inflation sensitive assets such as commodities, natural resources equities, and TIPS, an

3

The Hartford Target Retirement 2015 Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

allocation to emerging market equities, and an allocation to alternatives, which all underperformed the broader market during the period.

In aggregate, performance from the underlying funds (net of fees) contributed positively to performance relative to the Fund’s benchmarks. Strong results relative to the Fund’s benchmarks from The Hartford Dividend and Growth, The Hartford Global Real Asset, and The Hartford International Opportunities Funds more than offset weak performance relative to the Fund’s benchmarks in The Hartford World Bond, The Hartford Inflation Plus, and The Hartford International Small Company Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. Although the Fund remained close to its target allocations at quarter-end, our positioning favored The Hartford Alternative Strategies Fund over TIPS reflecting our view that TIPS are unattractive at current valuations.

Composition by Investments
as of April 30, 2014
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund	13.0%
The Hartford Capital Appreciation Fund	6.5
The Hartford Dividend and Growth Fund	12.4
The Hartford Emerging Markets Research Fund	4.7
The Hartford Global Real Asset Fund	7.6
The Hartford Inflation Plus Fund	11.2
The Hartford International Opportunities Fund	10.8
The Hartford International Small Company Fund	3.8
The Hartford MidCap Value Fund	2.1
The Hartford Small Company Fund	2.1
The Hartford Strategic Income Fund	4.7
The Hartford Total Return Bond Fund	8.4
The Hartford World Bond Fund	12.6
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2015 Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 99.9%
Alternative Strategy Funds - 20.6%
593	The Hartford Alternative Strategies Fund		$5,985
328	The Hartford Global Real Asset Fund		3,513
			9,498
	Total Alternative Strategy Funds
	(Cost $9,428)		$9,498

Domestic Equity Funds - 23.1%
59	The Hartford Capital Appreciation Fund		$2,983
218	The Hartford Dividend and Growth Fund		5,709
56	The Hartford MidCap Value Fund●		976
38	The Hartford Small Company Fund●		976
			10,644
	Total Domestic Equity Funds
	(Cost $8,412)		$10,644

International/Global Equity Funds - 19.3%
244	The Hartford Emerging Markets Research Fund		$2,179
277	The Hartford International Opportunities Fund		5,000
95	The Hartford International Small Company Fund		1,740
			8,919
	Total International/Global Equity Funds
	(Cost $7,430)		$8,919

Taxable Fixed Income Funds - 36.9%
468	The Hartford Inflation Plus Fund		$5,142
234	The Hartford Strategic Income Fund		2,173
358	The Hartford Total Return Bond Fund		3,867
542	The Hartford World Bond Fund		5,801
			16,983
	Total Taxable Fixed Income Funds
	(Cost $17,466)		$16,983

	Total Investments in Affiliated Investment Companies
	(Cost $42,736)		$46,044

	Total Long-Term Investments
	(Cost $42,736)		$46,044

	Total Investments
	(Cost $42,736) ▲	99.9%	$46,044
	Other Assets and Liabilities	0.1%	26
	Total Net Assets	100.0%	$46,070

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2015 Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $42,829 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,969
Unrealized Depreciation	(754)
Net Unrealized Appreciation	$3,215

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2015 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$46,044	$46,044	$–	$–
Total	$46,044	$46,044	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $42,736)	$46,044
Receivables:
Investment securities sold	2,731
Fund shares sold	6
Dividends and interest	9
Other assets	24
Total assets	48,814
Liabilities:
Payables:
Fund shares redeemed	2,736
Investment management fees	1
Administrative fees	2
Distribution fees	3
Accrued expenses	2
Total liabilities	2,744
Net assets	$46,070
Summary of Net Assets:
Capital stock and paid-in-capital	$40,352
Distributions in excess of net investment income	(75)
Accumulated net realized gain	2,485
Unrealized appreciation of investments	3,308
Net assets	$46,070

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$14.18
Shares outstanding	1,690
Net assets	$23,972
Class R4: Net asset value per share	$14.25
Shares outstanding	1,522
Net assets	$21,688
Class R5: Net asset value per share	$14.27
Shares outstanding	21
Net assets	$301
Class Y: Net asset value per share	$14.27
Shares outstanding	8
Net assets	$109

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2015 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$401
Total investment income	401

Expenses:
Investment management fees	39
Administrative services fees
Class R3	28
Class R4	17
Class R5	—
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	69
Class R4	29
Custodian fees	—
Accounting services fees	3
Registration and filing fees	45
Board of Directors' fees	1
Audit fees	3
Other expenses	5
Total expenses (before waivers)	239
Expense waivers	(119)
Total waivers	(119)
Total expenses, net	120
Net Investment Income	281
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	1,175
Net realized gain on investments in affiliated investment companies	1,404
Net Realized Gain on Investments	2,579
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(1,155)
Net Changes in Unrealized Depreciation of Investments	(1,155)
Net Gain on Investments	1,424
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	29
Net Increase in Net Assets Resulting from Operations	$1,734

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$281	$638
Net realized gain on investments	2,579	3,277
Net unrealized appreciation (depreciation) of investments	(1,155)	939
Payment from affiliate	29	—
Net Increase in Net Assets Resulting from Operations	1,734	4,854
Distributions to Shareholders:
From net investment income
Class R3	(161)	(1,037)
Class R4	(218)	(718)
Class R5	(5)	(16)
Class Y	(1)	—
Total from net investment income	(385)	(1,771)
From net realized gain on investments
Class R3	(1,331)	(683)
Class R4	(1,111)	(450)
Class R5	(21)	(37)
Class Y	(5)	—
Total from net realized gain on investments	(2,468)	(1,170)
Total distributions	(2,853)	(2,941)
Capital Share Transactions:
Class R3	(4,481)	(5,929)
Class R4	(904)	316
Class R5	(128)	(1,342)
Class Y	5	100
Net decrease from capital share transactions	(5,508)	(6,855)
Net Decrease in Net Assets	(6,627)	(4,942)
Net Assets:
Beginning of period	52,697	57,639
End of period	$46,070	$52,697
Undistributed (distribution in excess of) net investment income	$(75)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited

12

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,771	$760
Long-Term Capital Gains ‡	1,170	1,037

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

13

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$462
Undistributed Long-Term Capital Gain	2,005
Unrealized Appreciation*	4,370
Total Accumulated Earnings	$6,837

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$831
Accumulated Net Realized Gain (Loss)	(831)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

14

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class R3	Class R4	Class R5	Class Y
1.30%	1.00%	0.80%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to

15

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Payment from Affiliate - The Fund's adviser, HFMC, reimbursed the Fund for the amount of the sub-advisory fees paid to Wellington Management resulting from HFMC’s decision to liquidate the Fund. The reimbursement, noted in the Statement of Operations, amounted to $29 for fees paid during the period June 2012 through March 2014.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	—%*
Class R4	—*
Class R5	48
Class Y	100

*	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$5,542	$—	$5,542
Sales Proceeds	12,411	—	12,411

16

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	140	108	(560)	(312)	244	127	(790)	(419)
Amount	$1,957	$1,492	$(7,930)	$(4,481)	$3,399	$1,717	$(11,045)	$(5,929)
Class R4
Shares	167	96	(325)	(62)	496	86	(563)	19
Amount	$2,357	$1,329	$(4,590)	$(904)	$7,046	$1,168	$(7,898)	$316
Class R5
Shares	1	2	(12)	(9)	8	4	(109)	(97)
Amount	$21	$26	$(175)	$(128)	$112	$53	$(1,507)	$(1,342)
Class Y
Shares	—	1	—	1	7	—	—	7
Amount	$—	$5	$—	$5	$100	$—	$—	$100
Total
Shares	308	207	(897)	(382)	755	217	(1,462)	(490)
Amount	$4,335	$2,852	$(12,695)	$(5,508)	$10,657	$2,938	$(20,450)	$(6,855)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

17

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur on or about June 25, 2014.

18

The Hartford Target Retirement 2015 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
R3	$14.50	$0.07	$0.39	$0.46	$(0.08)	$(0.70)	$(0.78)	$14.18	3.36	%(E)	$23,972	1.07	%(F)	0.61	%(F)	1.07	%(F)
R4	14.59	0.10	0.39	0.49	(0.13)	(0.70)	(0.83)	14.25	3.56	(E)	21,688	0.77	(F)	0.31	(F)	1.37	(F)
R5	14.62	0.12	0.38	0.50	(0.15)	(0.70)	(0.85)	14.27	3.64	(E)	301	0.49	(F)	0.11	(F)	1.66	(F)
Y	14.62	0.11	0.39	0.50	(0.15)	(0.70)	(0.85)	14.27	3.64	(E)	109	0.37	(F)	0.11	(F)	1.56	(F)

For the Year Ended October 31, 2013
R3	$13.98	$0.15	$1.10	$1.25	$(0.44)	$(0.29)	$(0.73)	$14.50	9.40%		$29,034	0.99%		0.56%		1.06%
R4	14.06	0.18	1.12	1.30	(0.48)	(0.29)	(0.77)	14.59	9.74		23,116	0.69		0.26		1.31
R5	14.08	0.38	0.94	1.32	(0.49)	(0.29)	(0.78)	14.62	9.85		442	0.40		0.11		2.74
Y(G)	13.87	0.04	0.71	0.75	–	–	–	14.62	5.41	(E)	105	0.31	(F)	0.11	(F)	0.40	(F)

For the Year Ended October 31, 2012 (H)
R3	$13.43	$0.14	$1.00	$1.14	$(0.23)	$(0.36)	$(0.59)	$13.98	9.00%		$33,848	0.99%		0.47%		1.01%
R4	13.50	0.15	1.04	1.19	(0.27)	(0.36)	(0.63)	14.06	9.32		22,006	0.69		0.17		1.17
R5	13.51	0.19	1.01	1.20	(0.27)	(0.36)	(0.63)	14.08	9.44		1,785	0.39		0.12		1.41

For the Year Ended October 31, 2011
R3	$13.29	$0.21	$0.31	$0.52	$(0.16)	$(0.22)	$(0.38)	$13.43	3.95%		$26,952	1.04%		0.47%		1.58%
R4	13.34	0.26	0.30	0.56	(0.18)	(0.22)	(0.40)	13.50	4.24		10,835	0.74		0.17		1.89
R5	13.35	0.27	0.29	0.56	(0.18)	(0.22)	(0.40)	13.51	4.26		1,749	0.44		0.12		1.99

For the Year Ended October 31, 2010 (H)
R3	$11.69	$0.14	$1.62	$1.76	$(0.16)	$–	$(0.16)	$13.29	15.16%		$14,282	1.28%		0.40%		1.42%
R4	11.72	0.16	1.64	1.80	(0.18)	–	(0.18)	13.34	15.50		7,787	1.01		0.10		1.76
R5	11.72	0.24	1.57	1.81	(0.18)	–	(0.18)	13.35	15.63		1,499	0.76		0.05		1.87

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.21	$1.59	$1.80	$(0.11)	$–	$(0.11)	$11.69	18.33%		$2,003	2.24%		0.37%		2.27%
R4	10.00	0.23	1.61	1.84	(0.12)	–	(0.12)	11.72	18.70		1,883	1.92		0.07		2.61
R5	10.00	0.26	1.58	1.84	(0.12)	–	(0.12)	11.72	18.71		1,459	1.65		0.02		2.67

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 28, 2013.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information on the next page.

19

The Hartford Target Retirement 2015 Fund
Financial Highlights – (continued)

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	11%
For the Year Ended October 31, 2013	26
For the Year Ended October 31, 2012	90
For the Year Ended October 31, 2011	52
For the Year Ended October 31, 2010	37
From October 31, 2008 (commencement of operations) through October 31, 2009	15

20

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2015 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,033.60	$3.08	$1,000.00	$1,021.77	$3.06	0.61%	181	365
Class R4	$1,000.00	$1,035.60	$1.56	$1,000.00	$1,023.26	$1.55	0.31	181	365
Class R5	$1,000.00	$1,036.40	$0.56	$1,000.00	$1,024.25	$0.55	0.11	181	365
Class Y	$1,000.00	$1,036.40	$0.56	$1,000.00	$1,024.25	$0.55	0.11	181	365

24

The Hartford Target Retirement 2015 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

25

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TR1514 4/14 114003-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2020 FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Target Retirement 2020 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2020 Fund inception 09/30/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

Performance Overview 9/30/05 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Target Retirement 2020 A#	3.91%	7.83%	12.79%	5.15%
Target Retirement 2020 A##	-1.80%	1.90%	11.52%	4.46%
Target Retirement 2020 R3#	3.74%	7.50%	12.60%	4.98%
Target Retirement 2020 R4#	3.84%	7.67%	12.92%	5.24%
Target Retirement 2020 R5#	3.92%	7.93%	13.01%	5.37%
Target Retirement 2020 Y#	4.02%	8.03%	13.02%	5.40%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	4.90%
MSCI All Country World Index	5.54%	14.98%	16.03%	6.57%

†	Not Annualized
▲	Inception: 09/30/2005
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2020 Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2020 Class A	1.05%	1.32%
Target Retirement 2020 Class R3	1.35%	1.64%
Target Retirement 2020 Class R4	1.05%	1.34%
Target Retirement 2020 Class R5	0.85%	1.04%
Target Retirement 2020 Class Y	0.85%	0.94%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2020 Fund returned 3.91%, before sales charge, for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which returned 5.54% and 1.74%, respectively, for the same period. The Fund outperformed the 3.47% average return of the Lipper Mixed-Asset Target 2020 Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan also pledged to extend its ultra-accommodative monetary policy if needed. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the economy could support ongoing improvement in the labor market.

In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Most developed market currencies appreciated versus the U.S. Dollar while EM currency performance was mixed.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among specific classes of securities within the overall fixed income or equity asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation decisions detracted from performance relative to the Fund’s benchmarks during the period. Positive results

3

The Hartford Target Retirement 2020 Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

from broad exposure to large-capitalization U.S. equities were offset by negative results from an allocation to inflation sensitive assets such as commodities, natural resources equities, and TIPS, an allocation to emerging market equities, and an allocation to alternatives, which all underperformed the broader market during the period.

In aggregate, performance from the underlying funds (net of fees) contributed positively to performance relative to the Fund’s benchmarks. Strong results relative to the Fund’s benchmarks from The Hartford Dividend and Growth, The Hartford International Opportunities, and The Hartford Emerging Markets Research Funds more than offset weak performance relative to the Fund’s benchmarks in The Hartford World Bond, The Hartford International Small Company, and The Hartford Capital Appreciation Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. Although the Fund remained close to its target allocations at the end of the period, our positioning favored The Hartford Alternative Strategies Fund over TIPS reflecting our view that TIPS are unattractive at current valuations.

Composition by Investments
as of April 30, 2014
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund	13.0%
The Hartford Capital Appreciation Fund	7.7
The Hartford Dividend and Growth Fund	14.8
The Hartford Emerging Markets Research Fund	5.6
The Hartford Global Real Asset Fund	6.3
The Hartford Inflation Plus Fund	8.6
The Hartford International Opportunities Fund	13.0
The Hartford International Small Company Fund	4.5
The Hartford MidCap Value Fund	2.5
The Hartford Small Company Fund	2.5
The Hartford Strategic Income Fund	5.6
The Hartford Total Return Bond Fund	6.4
The Hartford World Bond Fund	9.6
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford Target Retirement 2020 Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 100.1%
Alternative Strategy Funds - 19.3%
1,846	The Hartford Alternative Strategies Fund		$18,641
833	The Hartford Global Real Asset Fund		8,928
			27,569
	Total Alternative Strategy Funds
	(Cost $27,149)		$27,569

Domestic Equity Funds - 27.5%
217	The Hartford Capital Appreciation Fund		$11,047
810	The Hartford Dividend and Growth Fund		21,193
209	The Hartford MidCap Value Fund●		3,620
139	The Hartford Small Company Fund●		3,597
			39,457
	Total Domestic Equity Funds
	(Cost $30,263)		$39,457

International/Global Equity Funds - 23.1%
900	The Hartford Emerging Markets Research Fund		$8,040
1,029	The Hartford International Opportunities Fund		18,553
352	The Hartford International Small Company Fund		6,441
			33,034
	Total International/Global Equity Funds
	(Cost $27,020)		$33,034

Taxable Fixed Income Funds - 30.2%
1,117	The Hartford Inflation Plus Fund		$12,280
869	The Hartford Strategic Income Fund		8,075
850	The Hartford Total Return Bond Fund		9,171
1,284	The Hartford World Bond Fund		13,748
			43,274
	Total Taxable Fixed Income Funds
	(Cost $44,245)		$43,274

	Total Investments in Affiliated Investment Companies
	(Cost $128,677)		$143,334

	Total Long-Term Investments
	(Cost $128,677)		$143,334

	Total Investments
	(Cost $128,677) ▲	100.1%	$143,334
	Other Assets and Liabilities	(0.1)%	(84)
	Total Net Assets	100.0%	$143,250

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2020 Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $128,972 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,956
Unrealized Depreciation	(1,594)
Net Unrealized Appreciation	$14,362

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$143,334	$143,334	$–	$–
Total	$143,334	$143,334	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $128,677)	$143,334
Receivables:
Investment securities sold	59
Fund shares sold	104
Dividends and interest	20
Other assets	53
Total assets	143,570
Liabilities:
Payables:
Investment securities purchased	96
Fund shares redeemed	204
Investment management fees	4
Administrative fees	3
Distribution fees	8
Accrued expenses	5
Total liabilities	320
Net assets	$143,250
Summary of Net Assets:
Capital stock and paid-in-capital	$120,344
Distributions in excess of net investment income	(322)
Accumulated net realized gain	8,571
Unrealized appreciation of investments	14,657
Net assets	$143,250

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.63/$12.31
Shares outstanding	1,791
Net assets	$20,819
Class R3: Net asset value per share	$11.54
Shares outstanding	4,613
Net assets	$53,216
Class R4: Net asset value per share	$11.61
Shares outstanding	5,266
Net assets	$61,167
Class R5: Net asset value per share	$11.64
Shares outstanding	681
Net assets	$7,924
Class Y: Net asset value per share	$11.64
Shares outstanding	11
Net assets	$124

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$1,279
Total investment income	1,279

Expenses:
Investment management fees	115
Administrative services fees
Class R3	58
Class R4	50
Class R5	4
Transfer agent fees
Class A	14
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	27
Class R3	144
Class R4	84
Custodian fees	—
Accounting services fees	9
Registration and filing fees	50
Board of Directors' fees	2
Audit fees	3
Other expenses	9
Total expenses (before waivers)	570
Expense waivers	(232)
Total waivers	(232)
Total expenses, net	338
Net Investment Income	941
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	4,127
Net realized gain on investments in affiliated investment companies	4,742
Net Realized Gain on Investments	8,869
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(4,295)
Net Changes in Unrealized Depreciation of Investments	(4,295)
Net Gain on Investments	4,574
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	89
Net Increase in Net Assets Resulting from Operations	$5,604

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$941	$2,082
Net realized gain on investments	8,869	9,924
Net unrealized appreciation (depreciation) of investments	(4,295)	6,833
Payment from affiliate	89	—
Net Increase in Net Assets Resulting from Operations	5,604	18,839
Distributions to Shareholders:
From net investment income
Class A	(204)	(723)
Class R3	(378)	(1,818)
Class R4	(680)	(2,323)
Class R5	(89)	(462)
Class Y	(1)	(4)
Total from net investment income	(1,352)	(5,330)
From net realized gain on investments
Class A	(990)	(598)
Class R3	(2,675)	(1,495)
Class R4	(3,231)	(1,793)
Class R5	(365)	(347)
Class Y	(6)	(3)
Total from net realized gain on investments	(7,267)	(4,236)
Total distributions	(8,619)	(9,566)
Capital Share Transactions:
Class A	(1,469)	(2,273)
Class R3	(6,907)	(4,002)
Class R4	(10,224)	(2,123)
Class R5	(240)	(6,339)
Class Y	7	(7)
Net decrease from capital share transactions	(18,833)	(14,744)
Net Decrease in Net Assets	(21,848)	(5,471)
Net Assets:
Beginning of period	165,098	170,569
End of period	$143,250	$165,098
Undistributed (distribution in excess of) net investment income	$(322)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited

12

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$5,327	$2,214
Long-Term Capital Gains ‡	4,239	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,568
Undistributed Long-Term Capital Gain	5,696
Unrealized Appreciation*	18,657
Total Accumulated Earnings	$25,921

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$2,410
Accumulated Net Realized Gain (Loss)	(2,410)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

14

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.35%	1.05%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $15 and contingent deferred sales charges of zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Payment from Affiliate - The Fund's adviser, HFMC, reimbursed the Fund for the amount of the sub-advisory fees paid to Wellington Management resulting from HFMC’s decision to liquidate the Fund. The reimbursement, noted in the Statement of Operations, amounted to $89 for fees paid during the period June 2012 through March 2014.

15

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	—%*
Class R3	—*
Class R4	—*
Class R5	1
Class Y	100

*	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$17,980	$—	$17,980
Sales Proceeds	40,175	—	40,175

16

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	98	105	(328)	(125)	403	122	(728)	(203)
Amount	$1,131	$1,190	$(3,790)	$(1,469)	$4,518	$1,316	$(8,107)	$(2,273)
Class R3
Shares	321	273	(1,193)	(599)	1,011	309	(1,671)	(351)
Amount	$3,671	$3,052	$(13,630)	$(6,907)	$11,292	$3,313	$(18,607)	$(4,002)
Class R4
Shares	654	347	(1,908)	(907)	1,240	381	(1,791)	(170)
Amount	$7,520	$3,911	$(21,655)	$(10,224)	$13,854	$4,116	$(20,093)	$(2,123)
Class R5
Shares	42	40	(102)	(20)	170	75	(801)	(556)
Amount	$487	$454	$(1,181)	$(240)	$1,902	$809	$(9,050)	$(6,339)
Class Y
Shares	—	1	—	1	—	—	(1)	(1)
Amount	$—	$7	$—	$7	$—	$7	$(14)	$(7)
Total
Shares	1,115	766	(3,531)	(1,650)	2,824	887	(4,992)	(1,281)
Amount	$12,809	$8,614	$(40,256)	$(18,833)	$31,566	$9,561	$(55,871)	$(14,744)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

17

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur on or about June 25, 2014.

18

The Hartford Target Retirement 2020 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$11.82	$0.08	$0.36	$0.44	$(0.11)	$(0.52)	$(0.63)	$11.63	3.91	%(E)	$20,819	0.62	%(F)	0.34	%(F)	1.40	%(F)
R3	11.72	0.06	0.36	0.42	(0.08)	(0.52)	(0.60)	11.54	3.74	(E)	53,216	0.95	(F)	0.64	(F)	1.11	(F)
R4	11.81	0.08	0.35	0.43	(0.11)	(0.52)	(0.63)	11.61	3.84	(E)	61,167	0.65	(F)	0.34	(F)	1.46	(F)
R5	11.85	0.09	0.35	0.44	(0.13)	(0.52)	(0.65)	11.64	3.92	(E)	7,924	0.35	(F)	0.14	(F)	1.61	(F)
Y	11.84	0.09	0.36	0.45	(0.13)	(0.52)	(0.65)	11.64	4.02	(E)	124	0.25	(F)	0.14	(F)	1.57	(F)

For the Year Ended October 31, 2013
A	$11.18	$0.16	$1.11	$1.27	$(0.35)	$(0.28)	$(0.63)	$11.82	11.95%		$22,657	0.60%		0.34%		1.38%
R3	11.10	0.11	1.12	1.23	(0.33)	(0.28)	(0.61)	11.72	11.70		61,093	0.92		0.59		1.03
R4	11.18	0.15	1.12	1.27	(0.36)	(0.28)	(0.64)	11.81	12.03		72,923	0.62		0.29		1.34
R5	11.20	0.20	1.10	1.30	(0.37)	(0.28)	(0.65)	11.85	12.25		8,306	0.32		0.14		1.81
Y	11.20	0.17	1.12	1.29	(0.37)	(0.28)	(0.65)	11.84	12.16		119	0.22		0.14		1.54

For the Year Ended October 31, 2012 (G)
A	$10.38	$0.12	$0.85	$0.97	$(0.17)	$–	$(0.17)	$11.18	9.50%		$23,686	0.60%		0.35%		1.11%
R3	10.31	0.10	0.85	0.95	(0.16)	–	(0.16)	11.10	9.39		61,748	0.93		0.50		0.86
R4	10.38	0.13	0.86	0.99	(0.19)	–	(0.19)	11.18	9.70		70,933	0.63		0.20		1.14
R5	10.40	0.14	0.85	0.99	(0.19)	–	(0.19)	11.20	9.73		14,083	0.33		0.15		1.29
Y	10.40	0.14	0.85	0.99	(0.19)	–	(0.19)	11.20	9.72		119	0.23		0.15		1.30

For the Year Ended October 31, 2011
A	$10.12	$0.16	$0.24	$0.40	$(0.14)	$–	$(0.14)	$10.38	3.91%		$22,785	0.63%		0.35%		1.50%
R3	10.07	0.13	0.25	0.38	(0.14)	–	(0.14)	10.31	3.75		45,045	0.95		0.50		1.26
R4	10.12	0.17	0.24	0.41	(0.15)	–	(0.15)	10.38	4.07		47,150	0.64		0.20		1.58
R5	10.14	0.18	0.24	0.42	(0.16)	–	(0.16)	10.40	4.09		13,411	0.34		0.15		1.67
Y	10.13	0.18	0.25	0.43	(0.16)	–	(0.16)	10.40	4.22		109	0.24		0.15		1.69

For the Year Ended October 31, 2010
A	$8.89	$0.14	$1.23	$1.37	$(0.14)	$–	$(0.14)	$10.12	15.54%		$23,735	0.65%		0.29%		1.54%
R3	8.87	0.11	1.23	1.34	(0.14)	–	(0.14)	10.07	15.30		23,842	0.98		0.44		1.30
R4	8.89	0.16	1.22	1.38	(0.15)	–	(0.15)	10.12	15.68		29,544	0.68		0.14		1.67
R5	8.90	0.17	1.22	1.39	(0.15)	–	(0.15)	10.14	15.82		11,725	0.38		0.09		1.76
Y	8.90	0.14	1.25	1.39	(0.16)	–	(0.16)	10.13	15.72		105	0.27		0.07		1.55

See Portfolio Turnover information on the next page.

19

The Hartford Target Retirement 2020 Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2009 (G)
A(H)	$7.56	$0.19	$1.25	$1.44	$(0.11)	$–	$(0.11)	$8.89	19.38%	$18,297	0.75%	0.25%	2.52%
R3	7.55	0.17	1.25	1.42	(0.10)	–	(0.10)	8.87	19.19	1,151	1.19	0.40	1.57
R4	7.55	0.19	1.26	1.45	(0.11)	–	(0.11)	8.89	19.53	17,503	0.81	0.10	2.48
R5	7.56	0.20	1.25	1.45	(0.11)	–	(0.11)	8.90	19.59	9,213	0.51	0.05	2.63
Y	7.56	0.21	1.24	1.45	(0.11)	–	(0.11)	8.90	19.63	10	0.42	0.05	2.69

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(H)	Classes B and C were merged into Class A on July 24, 2009.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	11%
For the Year Ended October 31, 2013	25
For the Year Ended October 31, 2012	86
For the Year Ended October 31, 2011	38
For the Year Ended October 31, 2010	28
For the Year Ended October 31, 2009	20

20

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,039.10	$1.72	$1,000.00	$1,023.11	$1.71	0.34%	181	365
Class R3	$1,000.00	$1,037.40	$3.23	$1,000.00	$1,021.62	$3.21	0.64	181	365
Class R4	$1,000.00	$1,038.40	$1.72	$1,000.00	$1,023.11	$1.71	0.34	181	365
Class R5	$1,000.00	$1,039.20	$0.71	$1,000.00	$1,024.10	$0.70	0.14	181	365
Class Y	$1,000.00	$1,040.20	$0.71	$1,000.00	$1,024.10	$0.70	0.14	181	365

24

The Hartford Target Retirement 2020 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

25

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TR2014 4/14 114004-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2025 FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Target Retirement 2025 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2025 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

Performance Overview 10/31/08 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Target Retirement 2025 R3	4.00%	9.04%	13.12%	11.60%
Target Retirement 2025 R4	4.15%	9.38%	13.47%	11.93%
Target Retirement 2025 R5	4.31%	9.62%	13.55%	12.03%
Target Retirement 2025 Y	4.31%	9.61%	13.57%	12.04%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	5.85%
MSCI All Country World Index	5.54%	14.98%	16.03%	13.85%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares, which have different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2025 Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2025 Class R3	1.35%	1.69%
Target Retirement 2025 Class R4	1.05%	1.39%
Target Retirement 2025 Class R5	0.85%	1.09%
Target Retirement 2025 Class Y	0.85%	1.00%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2025 Fund returned 4.31% for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which returned 5.54% and 1.74%, respectively, for the same period. The Fund underperformed the 4.41% average return for the Lipper Mixed-Asset Target 2025 Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan also pledged to extend its ultra-accommodative monetary policy if needed. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the economy could support ongoing improvement in the labor market.

In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Most developed market currencies appreciated versus the U.S. Dollar while EM currency performance was mixed.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among specific classes of securities within the overall fixed income or equity asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation decisions detracted from performance relative to the Fund’s benchmarks during the period. Positive results from broad exposure to large-capitalization U.S. equities were offset by negative results from an allocation to inflation sensitive assets such as commodities, natural resources equities, and TIPS, an

3

The Hartford Target Retirement 2025 Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

allocation to emerging market equities, and an allocation to alternatives, which all underperformed the broader market during the period.

In aggregate, performance from the underlying funds (net of fees) contributed positively to performance relative to the Fund’s benchmarks. Strong results relative to the Fund’s benchmarks from The Hartford Dividend and Growth, The Hartford Emerging Markets Research , and The Hartford International Opportunities Funds more than offset weak performance relative to the Fund’s benchmarks from The Hartford International Small Company, The Hartford World Bond, and The Hartford Capital Appreciation Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. Although the Fund remained close to its target allocations at quarter-end, our positioning favored The Hartford Alternative Strategies Fund over TIPS reflecting our view that TIPS are unattractive at current valuations.

Composition by Investments
as of April 30, 2014
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund	13.0%
The Hartford Capital Appreciation Fund	8.9
The Hartford Dividend and Growth Fund	17.2
The Hartford Emerging Markets Research Fund	6.5
The Hartford Global Real Asset Fund	4.8
The Hartford Inflation Plus Fund	6.0
The Hartford International Opportunities Fund	15.1
The Hartford International Small Company Fund	5.2
The Hartford MidCap Value Fund	2.9
The Hartford Small Company Fund	2.9
The Hartford Strategic Income Fund	6.5
The Hartford Total Return Bond Fund	4.4
The Hartford World Bond Fund	6.6
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2025 Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 100.0%
Alternative Strategy Funds - 17.8%
910	The Hartford Alternative Strategies Fund		$9,188
319	The Hartford Global Real Asset Fund		3,420
			12,608
	Total Alternative Strategy Funds
	(Cost $12,803)		$12,608

Domestic Equity Funds - 31.9%
124	The Hartford Capital Appreciation Fund		$6,323
464	The Hartford Dividend and Growth Fund		12,147
120	The Hartford MidCap Value Fund●		2,073
80	The Hartford Small Company Fund●		2,063
			22,606
	Total Domestic Equity Funds
	(Cost $17,590)		$22,606

International/Global Equity Funds - 26.8%
516	The Hartford Emerging Markets Research Fund		$4,609
590	The Hartford International Opportunities Fund		10,639
201	The Hartford International Small Company Fund		3,686
			18,934
	Total International/Global Equity Funds
	(Cost $15,607)		$18,934
Taxable Fixed Income Funds - 23.5%
384	The Hartford Inflation Plus Fund		$4,224
497	The Hartford Strategic Income Fund		4,614
289	The Hartford Total Return Bond Fund		3,113
436	The Hartford World Bond Fund		4,670
			16,621
	Total Taxable Fixed Income Funds
	(Cost $16,942)		$16,621

	Total Investments in Affiliated Investment Companies
	(Cost $62,942)		$70,769

	Total Long-Term Investments
	(Cost $62,942)		$70,769

	Total Investments
	(Cost $62,942) ▲	100.0%	$70,769
	Other Assets and Liabilities	—%	(8)
	Total Net Assets	100.0%	$70,761

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2025 Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $63,025 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,546
Unrealized Depreciation	(802)
Net Unrealized Appreciation	$7,744

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2025 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$70,769	$70,769	$–	$–
Total	$70,769	$70,769	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $62,942)	$70,769
Receivables:
Investment securities sold	87
Fund shares sold	12
Dividends and interest	7
Other assets	27
Total assets	70,902
Liabilities:
Payables:
Investment securities purchased	12
Fund shares redeemed	118
Investment management fees	2
Administrative fees	2
Distribution fees	4
Accrued expenses	3
Total liabilities	141
Net assets	$70,761
Summary of Net Assets:
Capital stock and paid-in-capital	$57,515
Distributions in excess of net investment income	(206)
Accumulated net realized gain	5,625
Unrealized appreciation of investments	7,827
Net assets	$70,761

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$15.56
Shares outstanding	2,245
Net assets	$34,940
Class R4: Net asset value per share	$15.64
Shares outstanding	2,236
Net assets	$34,986
Class R5: Net asset value per share	$15.67
Shares outstanding	46
Net assets	$722
Class Y: Net asset value per share	$15.68
Shares outstanding	7
Net assets	$113

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2025 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$688
Total investment income	688

Expenses:
Investment management fees	60
Administrative services fees
Class R3	37
Class R4	32
Class R5	1
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	93
Class R4	53
Custodian fees	—
Accounting services fees	5
Registration and filing fees	44
Board of Directors' fees	1
Audit fees	3
Other expenses	7
Total expenses (before waivers)	336
Expense waivers	(149)
Total waivers	(149)
Total expenses, net	187
Net Investment Income	501
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	2,290
Net realized gain on investments in affiliated investment companies	3,419
Net Realized Gain on Investments	5,709
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(2,925)
Net Changes in Unrealized Depreciation of Investments	(2,925)
Net Gain on Investments	2,784
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	43
Net Increase in Net Assets Resulting from Operations	$3,328

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$501	$943
Net realized gain on investments	5,709	3,603
Net unrealized appreciation (depreciation) of investments	(2,925)	5,990
Payment from affiliate	43	—
Net Increase in Net Assets Resulting from Operations	3,328	10,536
Distributions to Shareholders:
From net investment income
Class R3	(275)	(1,078)
Class R4	(459)	(1,091)
Class R5	(15)	(31)
Class Y	(1)	—
Total from net investment income	(750)	(2,200)
From net realized gain on investments
Class R3	(1,173)	(635)
Class R4	(1,368)	(602)
Class R5	(40)	(28)
Class Y	(4)	—
Total from net realized gain on investments	(2,585)	(1,265)
Total distributions	(3,335)	(3,465)
Capital Share Transactions:
Class R3	(3,866)	(2,548)
Class R4	(8,830)	5,348
Class R5	(517)	(484)
Class Y	5	100
Net increase (decrease) from capital share transactions	(13,208)	2,416
Net Increase (Decrease) in Net Assets	(13,215)	9,487
Net Assets:
Beginning of period	83,976	74,489
End of period	$70,761	$83,976
Undistributed (distribution in excess of) net investment income	$(206)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

11

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited

12

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$2,253	$1,006
Long-Term Capital Gains ‡	1,212	909

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

13

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$389
Undistributed Long-Term Capital Gain	2,195
Unrealized Appreciation*	10,669
Total Accumulated Earnings	$13,253

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$986
Accumulated Net Realized Gain (Loss)	(986)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

14

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class R3	Class R4	Class R5	Class Y
1.35%	1.05%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to

15

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Payment from Affiliate - The Fund's adviser, HFMC, reimbursed the Fund for the amount of the sub-advisory fees paid to Wellington Management resulting from HFMC’s decision to liquidate the Fund. The reimbursement, noted in the Statement of Operations, amounted to $43 for fees paid during the period June 2012 through March 2014.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	—%*
Class R4	—*
Class R5	12
Class Y	100

*	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$10,034	$—	$10,034
Sales Proceeds	23,418	—	23,418

16

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	163	96	(507)	(248)	402	123	(699)	(174)
Amount	$2,499	$1,448	$(7,813)	$(3,866)	$5,888	$1,712	$(10,148)	$(2,548)
Class R4
Shares	265	120	(948)	(563)	885	121	(631)	375
Amount	$4,082	$1,827	$(14,739)	$(8,830)	$12,939	$1,693	$(9,284)	$5,348
Class R5
Shares	5	4	(43)	(34)	37	4	(75)	(34)
Amount	$82	$55	$(654)	$(517)	$525	$59	$(1,068)	$(484)
Class Y
Shares	—	—	—	—	7	—	—	7
Amount	$—	$5	$—	$5	$100	$—	$—	$100
Total
Shares	433	220	(1,498)	(845)	1,331	248	(1,405)	174
Amount	$6,663	$3,335	$(23,206)	$(13,208)	$19,452	$3,464	$(20,500)	$2,416

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

17

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur on or about June 25, 2014.

18

The Hartford Target Retirement 2025 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
R3	$15.56	$0.09	$0.51	$0.60	$(0.11)	$(0.49)	$(0.60)	$15.56	4.00	%(E)	$34,940	1.00	%(F)	0.63	%(F)	1.15	%(F)
R4	15.66	0.12	0.51	0.63	(0.16)	(0.49)	(0.65)	15.64	4.15	(E)	34,986	0.70	(F)	0.33	(F)	1.51	(F)
R5	15.69	0.14	0.51	0.65	(0.18)	(0.49)	(0.67)	15.67	4.31	(E)	722	0.40	(F)	0.13	(F)	1.88	(F)
Y	15.70	0.13	0.52	0.65	(0.18)	(0.49)	(0.67)	15.68	4.31	(E)	113	0.30	(F)	0.13	(F)	1.64	(F)

For the Year Ended October 31, 2013
R3	$14.27	$0.16	$1.78	$1.94	$(0.41)	$(0.24)	$(0.65)	$15.56	14.17%		$38,784	0.96%		0.58%		1.09%
R4	14.36	0.19	1.80	1.99	(0.45)	(0.24)	(0.69)	15.66	14.48		43,832	0.66		0.29		1.26
R5	14.37	0.25	1.77	2.02	(0.46)	(0.24)	(0.70)	15.69	14.66		1,251	0.36		0.13		1.72
Y(G)	14.45	0.04	1.21	1.25	–	–	–	15.70	8.65	(E)	109	0.27	(F)	0.13	(F)	0.43	(F)

For the Year Ended October 31, 2012 (H)
R3	$13.55	$0.11	$1.10	$1.21	$(0.17)	$(0.32)	$(0.49)	$14.27	9.35%		$38,052	0.97%		0.49%		0.76%
R4	13.62	0.15	1.11	1.26	(0.20)	(0.32)	(0.52)	14.36	9.73		34,794	0.67		0.19		1.03
R5	13.64	0.16	1.09	1.25	(0.20)	(0.32)	(0.52)	14.37	9.68		1,643	0.37		0.14		1.18

For the Year Ended October 31, 2011
R3	$13.27	$0.15	$0.37	$0.52	$(0.12)	$(0.12)	$(0.24)	$13.55	3.92%		$27,080	1.02%		0.50%		1.09%
R4	13.32	0.18	0.38	0.56	(0.14)	(0.12)	(0.26)	13.62	4.19		21,926	0.72		0.20		1.34
R5	13.33	0.20	0.37	0.57	(0.14)	(0.12)	(0.26)	13.64	4.29		1,574	0.42		0.15		1.47

For the Year Ended October 31, 2010 (H)
R3	$11.60	$0.09	$1.68	$1.77	$(0.10)	$–	$(0.10)	$13.27	15.36%		$14,148	1.30%		0.43%		0.95%
R4	11.63	0.12	1.69	1.81	(0.12)	–	(0.12)	13.32	15.69		9,714	1.01		0.13		1.28
R5	11.64	0.16	1.66	1.82	(0.13)	–	(0.13)	13.33	15.71		1,912	0.76		0.08		1.35

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.16	$1.56	$1.72	$(0.12)	$–	$(0.12)	$11.60	17.44%		$2,046	2.25%		0.42%		1.73%
R4	10.00	0.18	1.57	1.75	(0.12)	–	(0.12)	11.63	17.81		2,060	1.94		0.12		1.99
R5	10.00	0.20	1.56	1.76	(0.12)	–	(0.12)	11.64	17.92		1,381	1.71		0.07		2.09

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 28, 2013.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information on the next page.

19

The Hartford Target Retirement 2025 Fund
Financial Highlights – (continued)

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	12%
For the Year Ended October 31, 2013	29
For the Year Ended October 31, 2012	87
For the Year Ended October 31, 2011	46
For the Year Ended October 31, 2010	26
From October 31, 2008 (commencement of operations) through October 31, 2009	12

20

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2025 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,040.00	$3.19	$1,000.00	$1,021.67	$3.16	0.63%	181	365
Class R4	$1,000.00	$1,041.50	$1.67	$1,000.00	$1,023.16	$1.66	0.33	181	365
Class R5	$1,000.00	$1,043.10	$0.66	$1,000.00	$1,024.15	$0.65	0.13	181	365
Class Y	$1,000.00	$1,043.10	$0.66	$1,000.00	$1,024.15	$0.65	0.13	181	365

24

The Hartford Target Retirement 2025 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

25

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TR2514 4/14 114005-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2030 FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Target Retirement 2030 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2030 Fund inception 09/30/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

Performance Overview 9/30/05 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Target Retirement 2030 A#	4.48%	10.88%	14.14%	5.44%
Target Retirement 2030 A##	-1.26%	4.78%	12.86%	4.74%
Target Retirement 2030 R3#	4.36%	10.52%	13.93%	5.26%
Target Retirement 2030 R4#	4.50%	10.91%	14.31%	5.55%
Target Retirement 2030 R5#	4.58%	11.17%	14.41%	5.64%
Target Retirement 2030 Y#	4.66%	11.14%	14.39%	5.70%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	4.90%
MSCI All Country World Index	5.54%	14.98%	16.03%	6.57%

†	Not Annualized
▲	Inception: 09/30/2005
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2030 Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2030 Class A	1.05%	1.38%
Target Retirement 2030 Class R3	1.35%	1.66%
Target Retirement 2030 Class R4	1.05%	1.36%
Target Retirement 2030 Class R5	0.85%	1.06%
Target Retirement 2030 Class Y	0.85%	0.96%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2030 Fund returned 4.48%, before sales charge, for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which returned 5.54% and 1.74%, respectively, for the same period. The Fund outperformed the 4.32% average return for the Lipper Mixed-Asset Target 2030 Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan also pledged to extend its ultra-accommodative monetary policy if needed. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the economy could support ongoing improvement in the labor market.

In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Most developed market currencies appreciated versus the U.S. Dollar while EM currency performance was mixed.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among specific classes of securities within the overall fixed income or equity asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation decisions detracted from performance relative to the Fund’s benchmarks during the period. Positive results

3

The Hartford Target Retirement 2030 Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

from broad exposure to large-capitalization U.S. equities were offset by negative results from an allocation to inflation sensitive assets such as commodities, natural resources equities, and TIPS, an allocation to emerging market equities, and an allocation to alternatives, which all underperformed the broader market during the period.

In aggregate, performance from the underlying funds (net of fees) contributed positively to performance relative to the Fund’s benchmarks. Strong results relative to the Fund’s benchmarks from The Hartford Dividend and Growth, The Hartford Emerging Markets Research , and The Hartford International Opportunities Funds more than offset weak performance relative to the Fund’s benchmarks from The Hartford International Small Company, The Hartford Capital Appreciation, and The Hartford World Bond Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. Although the Fund remained close to its target allocations at quarter-end, our positioning favored The Hartford Alternative Strategies Fund over TIPS reflecting our view that TIPS are unattractive at current valuations.

Composition by Investments
as of April 30, 2014
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund	13.0%
The Hartford Capital Appreciation Fund	10.2
The Hartford Dividend and Growth Fund	19.5
The Hartford Emerging Markets Research Fund	7.4
The Hartford Global Real Asset Fund	3.4
The Hartford Inflation Plus Fund	3.4
The Hartford International Opportunities Fund	17.1
The Hartford International Small Company Fund	6.0
The Hartford MidCap Value Fund	3.3
The Hartford Small Company Fund	3.3
The Hartford Strategic Income Fund	7.4
The Hartford Total Return Bond Fund	2.4
The Hartford World Bond Fund	3.6
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2030 Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 100.0%
Alternative Strategy Funds - 16.4%
2,306	The Hartford Alternative Strategies Fund		$23,295
574	The Hartford Global Real Asset Fund		6,157
			29,452
	Total Alternative Strategy Funds
	(Cost $29,235)		$29,452

Domestic Equity Funds - 36.3%
358	The Hartford Capital Appreciation Fund		$18,223
1,339	The Hartford Dividend and Growth Fund		35,055
345	The Hartford MidCap Value Fund●		5,974
230	The Hartford Small Company Fund●		5,942
			65,194
	Total Domestic Equity Funds
	(Cost $49,353)		$65,194

International/Global Equity Funds - 30.5%
1,489	The Hartford Emerging Markets Research Fund		$13,297
1,703	The Hartford International Opportunities Fund		30,713
581	The Hartford International Small Company Fund		10,633
			54,643
	Total International/Global Equity Funds
	(Cost $44,115)		$54,643

Taxable Fixed Income Funds - 16.8%
550	The Hartford Inflation Plus Fund		$6,049
1,433	The Hartford Strategic Income Fund		13,314
401	The Hartford Total Return Bond Fund		4,330
605	The Hartford World Bond Fund		6,475
			30,168
	Total Taxable Fixed Income Funds
	(Cost $30,582)		$30,168

	Total Investments in Affiliated Investment Companies
	(Cost $153,285)		$179,457

	Total Long-Term Investments
	(Cost $153,285)		$179,457

	Total Investments
	(Cost $153,285) ▲	100.0%	$179,457
	Other Assets and Liabilities	–%	40
	Total Net Assets	100.0%	$179,497

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $153,493 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$26,787
Unrealized Depreciation	(823)
Net Unrealized Appreciation	$25,964

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$179,457	$179,457	$–	$–
Total	$179,457	$179,457	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $153,285)	$179,457
Receivables:
Investment securities sold	98
Fund shares sold	23
Dividends and interest	9
Other assets	54
Total assets	179,641
Liabilities:
Payables:
Investment securities purchased	22
Fund shares redeemed	97
Investment management fees	4
Administrative fees	4
Distribution fees	10
Accrued expenses	7
Total liabilities	144
Net assets	$179,497
Summary of Net Assets:
Capital stock and paid-in-capital	$142,475
Distributions in excess of net investment income	(540)
Accumulated net realized gain	11,390
Unrealized appreciation of investments	26,172
Net assets	$179,497

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.04/$11.68
Shares outstanding	2,452
Net assets	$27,080
Class R3: Net asset value per share	$10.89
Shares outstanding	5,654
Net assets	$61,581
Class R4: Net asset value per share	$11.02
Shares outstanding	7,372
Net assets	$81,210
Class R5: Net asset value per share	$11.05
Shares outstanding	858
Net assets	$9,477
Class Y: Net asset value per share	$11.08
Shares outstanding	13
Net assets	$149

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2030 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$1,616
Total investment income	1,616

Expenses:
Investment management fees	140
Administrative services fees
Class R3	65
Class R4	63
Class R5	5
Transfer agent fees
Class A	25
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	35
Class R3	163
Class R4	105
Custodian fees	—
Accounting services fees	11
Registration and filing fees	53
Board of Directors' fees	3
Audit fees	3
Other expenses	11
Total expenses (before waivers)	683
Expense waivers	(306)
Total waivers	(306)
Total expenses, net	377
Net Investment Income	1,239
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	5,727
Net realized gain on investments in affiliated investment companies	5,871
Net Realized Gain on Investments	11,598
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(4,960)
Net Changes in Unrealized Depreciation of Investments	(4,960)
Net Gain on Investments	6,638
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	100
Net Increase in Net Assets Resulting from Operations	$7,977

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2030 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$1,239	$2,376
Net realized gain on investments	11,598	9,859
Net unrealized appreciation (depreciation) of investments	(4,960)	16,609
Payment from affiliate	100	—
Net Increase in Net Assets Resulting from Operations	7,977	28,844
Distributions to Shareholders:
From net investment income
Class A	(303)	(717)
Class R3	(525)	(1,827)
Class R4	(932)	(2,358)
Class R5	(117)	(343)
Class Y	(2)	(5)
Total from net investment income	(1,879)	(5,250)
From net realized gain on investments
Class A	(1,098)	(728)
Class R3	(2,534)	(1,954)
Class R4	(3,263)	(2,290)
Class R5	(360)	(331)
Class Y	(5)	(5)
Total from net realized gain on investments	(7,260)	(5,308)
Total distributions	(9,139)	(10,558)
Capital Share Transactions:
Class A	(1,612)	1,963
Class R3	(6,715)	(2,449)
Class R4	(5,715)	3,242
Class R5	(295)	(2,373)
Class Y	7	(32)
Net increase (decrease) from capital share transactions	(14,330)	351
Net Increase (Decrease) in Net Assets	(15,492)	18,637
Net Assets:
Beginning of period	194,989	176,352
End of period	$179,497	$194,989
Undistributed (distribution in excess of) net investment income	$(540)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

11

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited

12

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$5,250	$1,855
Long-Term Capital Gains ‡	5,308	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

13

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$767
Undistributed Long-Term Capital Gain	6,493
Unrealized Appreciation*	30,924
Total Accumulated Earnings	$38,184

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$2,258
Accumulated Net Realized Gain (Loss)	(2,258)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement – Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

14

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.35%	1.05%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class A, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $46 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to

15

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Payment from Affiliate - The Fund's adviser, HFMC, reimbursed the Fund for the amount of the sub-advisory fees paid to Wellington Management resulting from HFMC’s decision to liquidate the Fund. The reimbursement, noted in the Statement of Operations, amounted to $100 for fees paid during the period June 2012 through March 2014.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	—%*
Class R3	—*
Class R4	—*
Class R5	1
Class Y	100

*	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$21,153	$—	$21,153
Sales Proceeds	37,489	—	37,489

16

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	202	131	(479)	(146)	594	147	(547)	194
Amount	$2,215	$1,399	$(5,226)	$(1,612)	$6,119	$1,436	$(5,592)	$1,963
Class R3
Shares	376	290	(1,282)	(616)	1,108	393	(1,721)	(220)
Amount	$4,038	$3,058	$(13,811)	$(6,715)	$11,318	$3,781	$(17,548)	$(2,449)
Class R4
Shares	587	393	(1,513)	(533)	1,509	479	(1,638)	350
Amount	$6,371	$4,195	$(16,281)	$(5,715)	$15,471	$4,648	$(16,877)	$3,242
Class R5
Shares	87	44	(157)	(26)	221	70	(515)	(224)
Amount	$949	$477	$(1,721)	$(295)	$2,261	$674	$(5,308)	$(2,373)
Class Y
Shares	—	—	—	—	—	1	(4)	(3)
Amount	$—	$7	$—	$7	$—	$10	$(42)	$(32)
Total
Shares	1,252	858	(3,431)	(1,321)	3,432	1,090	(4,425)	97
Amount	$13,573	$9,136	$(37,039)	$(14,330)	$35,169	$10,549	$(45,367)	$351

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

17

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur on or about June 25, 2014.

18

The Hartford Target Retirement 2030 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions From Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$11.10	$0.08	$0.40	$0.48	$(0.12)	$(0.42)	$(0.54)	$11.04	4.48	%(E)	$27,080	0.67	%(F)	0.31	%(F)	1.53	%(F)
R3	10.94	0.06	0.40	0.46	(0.09)	(0.42)	(0.51)	10.89	4.36	(E)	61,581	0.94	(F)	0.61	(F)	1.21	(F)
R4	11.08	0.08	0.40	0.48	(0.12)	(0.42)	(0.54)	11.02	4.50	(E)	81,210	0.64	(F)	0.31	(F)	1.54	(F)
R5	11.12	0.10	0.39	0.49	(0.14)	(0.42)	(0.56)	11.05	4.58	(E)	9,477	0.34	(F)	0.11	(F)	1.79	(F)
Y	11.14	0.09	0.41	0.50	(0.14)	(0.42)	(0.56)	11.08	4.66	(E)	149	0.24	(F)	0.11	(F)	1.69	(F)

For the Year Ended October 31, 2013
A	$10.09	$0.14	$1.46	$1.60	$(0.29)	$(0.30)	$(0.59)	$11.10	16.82%		$28,838	0.64%		0.31%		1.33%
R3	9.96	0.11	1.45	1.56	(0.28)	(0.30)	(0.58)	10.94	16.58		68,613	0.92		0.56		1.11
R4	10.07	0.14	1.48	1.62	(0.31)	(0.30)	(0.61)	11.08	17.04		87,568	0.62		0.26		1.36
R5	10.10	0.17	1.46	1.63	(0.31)	(0.30)	(0.61)	11.12	17.15		9,827	0.32		0.11		1.67
Y	10.12	0.18	1.45	1.63	(0.31)	(0.30)	(0.61)	11.14	17.11		143	0.22		0.11		1.74

For the Year Ended October 31, 2012
A	$9.28	$0.09	$0.84	$0.93	$(0.12)	$–	$(0.12)	$10.09	10.15%		$24,249	0.66%		0.32%		0.94%
R3	9.17	0.07	0.83	0.90	(0.11)	–	(0.11)	9.96	9.97		64,641	0.93		0.47		0.73
R4	9.27	0.10	0.83	0.93	(0.13)	–	(0.13)	10.07	10.24		76,109	0.63		0.17		1.04
R5	9.29	0.11	0.84	0.95	(0.14)	–	(0.14)	10.10	10.38		11,192	0.33		0.12		1.15
Y	9.31	0.11	0.84	0.95	(0.14)	–	(0.14)	10.12	10.34		161	0.23		0.12		1.15

For the Year Ended October 31, 2011
A	$9.01	$0.10	$0.25	$0.35	$(0.08)	$–	$(0.08)	$9.28	3.91%		$21,889	0.71%		0.33%		1.03%
R3	8.92	0.08	0.26	0.34	(0.09)	–	(0.09)	9.17	3.75		47,518	0.95		0.48		0.84
R4	9.00	0.11	0.26	0.37	(0.10)	–	(0.10)	9.27	4.06		54,660	0.64		0.18		1.16
R5	9.02	0.12	0.25	0.37	(0.10)	–	(0.10)	9.29	4.09		10,206	0.34		0.13		1.23
Y	9.04	0.12	0.25	0.37	(0.10)	–	(0.10)	9.31	4.08		146	0.24		0.13		1.24

For the Year Ended October 31, 2010
A	$7.84	$0.09	$1.16	$1.25	$(0.08)	$–	$(0.08)	$9.01	16.03%		$20,891	0.73%		0.27%		1.09%
R3	7.77	0.08	1.15	1.23	(0.08)	–	(0.08)	8.92	15.88		20,350	0.99		0.42		0.97
R4	7.83	0.10	1.16	1.26	(0.09)	–	(0.09)	9.00	16.21		36,119	0.68		0.12		1.24
R5	7.84	0.11	1.16	1.27	(0.09)	–	(0.09)	9.02	16.35		8,668	0.39		0.07		1.30
Y	7.86	0.12	1.15	1.27	(0.09)	–	(0.09)	9.04	16.31		140	0.28		0.07		1.39

See Portfolio Turnover information on the next page.

19

The Hartford Target Retirement 2030 Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions From Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2009
A(G)	$6.80	$0.12	$1.04	$1.16	$(0.12)	$–	$(0.12)	$7.84	17.45%	$17,090	0.81%	0.24%	1.80%
R3	6.77	0.10	1.04	1.14	(0.14)	–	(0.14)	7.77	17.37	3,209	1.15	0.39	1.42
R4	6.78	0.12	1.05	1.17	(0.12)	–	(0.12)	7.83	17.66	19,940	0.82	0.09	1.79
R5	6.80	0.13	1.04	1.17	(0.13)	–	(0.13)	7.84	17.68	6,082	0.52	0.04	1.90
Y	6.82	0.14	1.04	1.18	(0.14)	–	(0.14)	7.86	17.83	29	0.43	0.04	2.08

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Classes B and C were merged into Class A on July 24, 2009.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	11%
For the Year Ended October 31, 2013	25
For the Year Ended October 31, 2012	83
For the Year Ended October 31, 2011	34
For the Year Ended October 31, 2010	23
For the Year Ended October 31, 2009	16

20

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2030 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,044.80	$1.57	$1,000.00	$1,023.26	$1.56	0.31%	181	365
Class R3	$1,000.00	$1,043.60	$3.09	$1,000.00	$1,021.77	$3.06	0.61	181	365
Class R4	$1,000.00	$1,045.00	$1.57	$1,000.00	$1,023.26	$1.56	0.31	181	365
Class R5	$1,000.00	$1,045.80	$0.56	$1,000.00	$1,024.25	$0.55	0.11	181	365
Class Y	$1,000.00	$1,046.60	$0.56	$1,000.00	$1,024.25	$0.55	0.11	181	365

24

The Hartford Target Retirement 2030 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

25

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

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b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

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by law, with unaffiliated third parties including:

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b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

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agreement between us and one or more financial institutions.

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and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

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Our employees have access to Personal Information in

the course of doing their jobs, such as:

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d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

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d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

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use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

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b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TR3014 4/14 114006-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2035 FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Target Retirement 2035 Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2035 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

Performance Overview 10/31/08 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Target Retirement 2035 R3	4.72%	12.17%	15.16%	13.19%
Target Retirement 2035 R4	4.87%	12.57%	15.50%	13.53%
Target Retirement 2035 R5	4.91%	12.75%	15.58%	13.61%
Target Retirement 2035 Y	5.03%	12.80%	15.59%	13.62%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	5.85%
MSCI All Country World Index	5.54%	14.98%	16.03%	13.85%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares, which have different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2035 Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2035 Class R3	1.35%	1.74%
Target Retirement 2035 Class R4	1.05%	1.44%
Target Retirement 2035 Class R5	0.85%	1.16%
Target Retirement 2035 Class Y	0.85%	1.04%

*	As shown in the Fund’s current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2035 Fund returned 4.91% for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which returned 5.54% and 1.74%, respectively, for the same period.

The Fund underperformed the 4.93% average return for the Lipper Mixed-Asset Target 2035 Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan also pledged to extend its ultra-accommodative monetary policy if needed. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the economy could support ongoing improvement in the labor market.

In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Most developed market currencies appreciated versus the U.S. Dollar while EM currency performance was mixed.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors’ global growth expectations heading into 2014. Early in the year ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang’s reassurance that Beijing stands ready to take action to bolster the world’s second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among specific classes of securities within the overall fixed income or equity asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation decisions detracted from performance relative to the Fund’s benchmarks during the period. Positive results from broad exposure to large-capitalization U.S. equities were offset by negative results from an allocation to inflation sensitive assets such as commodities, natural resources equities, and TIPS, an

3

The Hartford Target Retirement 2035 Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

allocation to emerging market equities, and an allocation to alternatives, which all underperformed the broader market during the period.

In aggregate, performance from the underlying funds (net of fees) contributed positively to performance relative to the Fund’s benchmarks. Strong results relative to the Fund’s benchmarks from The Hartford Dividend and Growth, The Hartford Emerging Markets Research, and The Hartford International Opportunities Funds more than offset weak performance relative to the Fund’s benchmarks in The Hartford International Small Company and The Hartford Capital Appreciation Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. Although the Fund remained close to its target allocations at quarter-end, our positioning favored The Hartford Alternative Strategies Fund over TIPS reflecting our view that TIPS are unattractive at current valuations.

Composition by Investments

as of April 30, 2014

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund	13.0%
The Hartford Capital Appreciation Fund	11.4
The Hartford Dividend and Growth Fund	21.9
The Hartford Emerging Markets Research Fund	8.3
The Hartford Global Real Asset Fund	2.0
The Hartford Inflation Plus Fund	0.8
The Hartford International Opportunities Fund	19.2
The Hartford International Small Company Fund	6.7
The Hartford MidCap Value Fund	3.7
The Hartford Small Company Fund	3.7
The Hartford Strategic Income Fund	8.3
The Hartford Total Return Bond Fund	0.4
The Hartford World Bond Fund	0.6
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2035 Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 100.0%
Alternative Strategy Funds - 15.0%
787	The Hartford Alternative Strategies Fund		$7,951
116	The Hartford Global Real Asset Fund		1,241
			9,192
	Total Alternative Strategy Funds
	(Cost $9,286)		$9,192

Domestic Equity Funds - 40.7%
136	The Hartford Capital Appreciation Fund		$6,946
512	The Hartford Dividend and Growth Fund		13,406
132	The Hartford MidCap Value Fund●		2,281
88	The Hartford Small Company Fund●		2,274
			24,907
	Total Domestic Equity Funds
	(Cost $19,577)		$24,907

International/Global Equity Funds - 34.2%
570	The Hartford Emerging Markets Research Fund		$5,091
650	The Hartford International Opportunities Fund		11,728
222	The Hartford International Small Company Fund		4,065
			20,884
	Total International/Global Equity Funds
	(Cost $17,218)		$20,884

Taxable Fixed Income Funds - 10.1%
43	The Hartford Inflation Plus Fund		$471
548	The Hartford Strategic Income Fund		5,087
23	The Hartford Total Return Bond Fund		245
34	The Hartford World Bond Fund		367
			6,170
	Total Taxable Fixed Income Funds
	(Cost $6,203)		$6,170

	Total Investments in Affiliated Investment Companies
	(Cost $52,284)		$61,153

	Total Long-Term Investments
	(Cost $52,284)		$61,153

	Total Investments
	(Cost $52,284) ▲	100.0%	$61,153
	Other Assets and Liabilities	–%	18
	Total Net Assets	100.0%	$61,171

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2035 Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $52,321 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,057
Unrealized Depreciation	(225)
Net Unrealized Appreciation	$8,832

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2035 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$61,153	$61,153	$–	$–
Total	$61,153	$61,153	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2035 Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $52,284)	$61,153
Receivables:
Investment securities sold	210
Fund shares sold	7
Dividends and interest	—
Other assets	26
Total assets	61,396
Liabilities:
Payables:
Investment securities purchased	7
Fund shares redeemed	209
Investment management fees	2
Administrative fees	2
Distribution fees	4
Accrued expenses	1
Total liabilities	225
Net assets	$61,171
Summary of Net Assets:
Capital stock and paid-in-capital	$48,107
Distributions in excess of net investment income	(226)
Accumulated net realized gain	4,421
Unrealized appreciation of investments	8,869
Net assets	$61,171

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$16.66
Shares outstanding	2,072
Net assets	$34,510
Class R4: Net asset value per share	$16.75
Shares outstanding	1,550
Net assets	$25,956
Class R5: Net asset value per share	$16.76
Shares outstanding	35
Net assets	$588
Class Y: Net asset value per share	$16.77
Shares outstanding	7
Net assets	$117

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2035 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$564
Total investment income	564

Expenses:
Investment management fees	47
Administrative services fees
Class R3	35
Class R4	21
Class R5	—
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	88
Class R4	34
Custodian fees	—
Accounting services fees	4
Registration and filing fees	45
Board of Directors’ fees	1
Audit fees	3
Other expenses	5
Total expenses (before waivers)	283
Expense waivers	(137)
Total waivers	(137)
Total expenses, net	146
Net Investment Income	418
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	2,076
Net realized gain on investments in affiliated investment companies	2,382
Net Realized Gain on Investments	4,458
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(1,910)
Net Changes in Unrealized Depreciation of Investments	(1,910)
Net Gain on Investments	2,548
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	31
Net Increase in Net Assets Resulting from Operations	$2,997

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2035 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$418	$680
Net realized gain on investments	4,458	2,549
Net unrealized appreciation (depreciation) of investments	(1,910)	6,741
Payment from affiliate	31	—
Net Increase in Net Assets Resulting from Operations	2,997	9,970
Distributions to Shareholders:
From net investment income
Class R3	(326)	(846)
Class R4	(338)	(556)
Class R5	(9)	(18)
Class Y	(2)	—
Total from net investment income	(675)	(1,420)
From net realized gain on investments
Class R3	(1,058)	(373)
Class R4	(817)	(243)
Class R5	(20)	(16)
Class Y	(3)	—
Total from net realized gain on investments	(1,898)	(632)
Total distributions	(2,573)	(2,052)
Capital Share Transactions:
Class R3	(2,263)	1,089
Class R4	(1,696)	4,646
Class R5	(114)	(620)
Class Y	5	101
Net increase (decrease) from capital share transactions	(4,068)	5,216
Net Increase (Decrease) in Net Assets	(3,644)	13,134
Net Assets:
Beginning of period	64,815	51,681
End of period	$61,171	$64,815
Undistributed (distribution in excess of) net investment income	$(226)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

11

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited

12

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

13

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,420	$600
Long-Term Capital Gains ‡	632	880

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$269
Undistributed Long-Term Capital Gain	1,629
Unrealized Appreciation*	10,742
Total Accumulated Earnings	$12,640

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$603
Accumulated Net Realized Gain (Loss)	(603)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

14

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class R3	Class R4	Class R5	Class Y
1.35%	1.05%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3

15

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Payment from Affiliate - The Fund's adviser, HFMC, reimbursed the Fund for the amount of the sub-advisory fees paid to Wellington Management resulting from HFMC’s decision to liquidate the Fund. The reimbursement, noted in the Statement of Operations, amounted to $31 for fees paid during the period June 2012 through March 2014.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	—%*
Class R4	—*
Class R5	29
Class Y	100

*	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$8,498	$—	$8,498
Sales Proceeds	12,613	—	12,613

16

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	135	86	(357)	(136)	545	85	(560)	70
Amount	$2,218	$1,384	$(5,865)	$(2,263)	$8,238	$1,219	$(8,368)	$1,089
Class R4
Shares	215	71	(384)	(98)	629	56	(377)	308
Amount	$3,536	$1,155	$(6,387)	$(1,696)	$9,540	$799	$(5,693)	$4,646
Class R5
Shares	3	2	(12)	(7)	14	2	(59)	(43)
Amount	$49	$29	$(192)	$(114)	$205	$33	$(858)	$(620)
Class Y
Shares	—	—	—	—	7	—	—	7
Amount	$—	$5	$—	$5	$101	$—	$—	$101
Total
Shares	353	159	(753)	(241)	1,195	143	(996)	342
Amount	$5,803	$2,573	$(12,444)	$(4,068)	$18,084	$2,051	$(14,919)	$5,216

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

17

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur on or about June 25, 2014.

18

The Hartford Target Retirement 2035 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
R3	$16.55	$0.10	$0.66	$0.76	$(0.15)	$(0.50)	$(0.65)	$16.66	4.72	%(E)	$34,510	1.03	%(F)	0.60	%(F)	1.28	%(F)
R4	16.66	0.13	0.65	0.78	(0.19)	(0.50)	(0.69)	16.75	4.87	(E)	25,956	0.73	(F)	0.30	(F)	1.59	(F)
R5	16.69	0.15	0.64	0.79	(0.22)	(0.50)	(0.72)	16.76	4.91	(E)	588	0.45	(F)	0.10	(F)	1.82	(F)
Y	16.68	0.14	0.67	0.81	(0.22)	(0.50)	(0.72)	16.77	5.03	(E)	117	0.33	(F)	0.10	(F)	1.76	(F)

For the Year Ended October 31, 2013
R3	$14.47	$0.17	$2.49	$2.66	$(0.40)	$(0.18)	$(0.58)	$16.55	19.05%		$36,542	0.99%		0.55%		1.10%
R4	14.56	0.19	2.53	2.72	(0.44)	(0.18)	(0.62)	16.66	19.39		27,460	0.69		0.25		1.27
R5	14.57	0.30	2.44	2.74	(0.44)	(0.18)	(0.62)	16.69	19.58		701	0.41		0.09		1.97
Y(G)	14.91	0.05	1.72	1.77	–	–	–	16.68	11.87	(E)	112	0.29	(F)	0.09	(F)	0.51	(F)

For the Year Ended October 31, 2012 (H)
R3	$13.70	$0.10	$1.30	$1.40	$(0.14)	$(0.49)	$(0.63)	$14.47	10.93%		$30,934	1.01%		0.46%		0.67%
R4	13.77	0.13	1.32	1.45	(0.17)	(0.49)	(0.66)	14.56	11.31		19,507	0.71		0.16		0.90
R5	13.78	0.14	1.32	1.46	(0.18)	(0.49)	(0.67)	14.57	11.34		1,240	0.43		0.11		1.11

For the Year Ended October 31, 2011
R3	$13.44	$0.11	$0.46	$0.57	$(0.10)	$(0.21)	$(0.31)	$13.70	4.29%		$19,991	1.10%		0.45%		0.82%
R4	13.49	0.15	0.46	0.61	(0.12)	(0.21)	(0.33)	13.77	4.55		9,508	0.80		0.15		1.09
R5	13.49	0.17	0.45	0.62	(0.12)	(0.21)	(0.33)	13.78	4.66		1,066	0.50		0.10		1.17

For the Year Ended October 31, 2010 (H)
R3	$11.63	$0.08	$1.82	$1.90	$(0.09)	$–	$(0.09)	$13.44	16.38%		$9,464	1.44%		0.39%		0.75%
R4	11.66	0.12	1.82	1.94	(0.11)	–	(0.11)	13.49	16.74		5,550	1.16		0.09		1.02
R5	11.66	0.14	1.81	1.95	(0.12)	–	(0.12)	13.49	16.78		1,403	0.89		0.04		1.12

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.15	$1.59	$1.74	$(0.11)	$–	$(0.11)	$11.63	17.72%		$1,508	2.35%		0.37%		1.50%
R4	10.00	0.17	1.61	1.78	(0.12)	–	(0.12)	11.66	18.09		1,777	2.03		0.07		1.75
R5	10.00	0.18	1.60	1.78	(0.12)	–	(0.12)	11.66	18.10		1,198	1.77		0.02		1.84

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 28, 2013.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information on the next page.

19

The Hartford Target Retirement 2035 Fund
Financial Highlights – (continued)

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	13%
For the Year Ended October 31, 2013	28
For the Year Ended October 31, 2012	95
For the Year Ended October 31, 2011	54
For the Year Ended October 31, 2010	30
From October 31, 2008 (commencement of operations) through October 31, 2009	15

20

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2035 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,047.20	$3.05	$1,000.00	$1,021.82	$3.01	0.60%	181	365
Class R4	$1,000.00	$1,048.70	$1.52	$1,000.00	$1,023.31	$1.51	0.30	181	365
Class R5	$1,000.00	$1,049.10	$0.51	$1,000.00	$1,024.30	$0.50	0.10	181	365
Class Y	$1,000.00	$1,050.30	$0.51	$1,000.00	$1,024.30	$0.50	0.10	181	365

24

The Hartford Target Retirement 2035 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

25

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TR3514 4/14 114007-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2040 FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Target Retirement 2040 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2040 Fund inception 10/31/2008

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

Performance Overview 10/31/08 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Target Retirement 2040 R3	4.79%	12.56%	15.22%	13.15%
Target Retirement 2040 R4	4.92%	12.86%	15.58%	13.48%
Target Retirement 2040 R5	5.03%	13.10%	15.66%	13.57%
Target Retirement 2040 Y	5.03%	13.10%	15.66%	13.57%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	5.85%
MSCI All Country World Index	5.54%	14.98%	16.03%	13.85%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares, which have different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2040 Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2040 Class R3	1.35%	1.72%
Target Retirement 2040 Class R4	1.05%	1.41%
Target Retirement 2040 Class R5	0.85%	1.13%
Target Retirement 2040 Class Y	0.85%	1.02%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2040 Fund returned 5.03% for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which returned 5.54% and 1.74%, respectively, for the same period. The Fund outperformed the 4.93% average return for the Lipper Mixed-Asset Target 2040 Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan also pledged to extend its ultra-accommodative monetary policy if needed. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the economy could support ongoing improvement in the labor market.

In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Most developed market currencies appreciated versus the U.S. Dollar while EM currency performance was mixed.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among specific classes of securities within the overall fixed income or equity asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation decisions detracted from performance relative to the Fund’s benchmarks during the period. Positive results from broad exposure to large-capitalization U.S. equities and small international equities were offset by negative results from an allocation to emerging market equities and large cap international

3

The Hartford Target Retirement 2040 Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

equities along with an allocation to alternatives, which all underperformed the broader market during the period.

In aggregate, performance from the underlying funds (net of fees) contributed positively to performance relative to the Fund’s benchmarks. Strong results relative to the Fund’s benchmarks from The Hartford Dividend and Growth, The Hartford Emerging Markets Research , and The Hartford International Opportunities Funds more than offset weak performance relative to the Fund’s benchmarks in The Hartford International Small Company and The Hartford Capital Appreciation Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. Although the Fund remained close to its target allocations at quarter-end, our positioning favored The Hartford Alternative Strategies Fund over TIPS reflecting our view that TIPS are unattractive at current valuations.

Composition by Investments

as of April 30, 2014

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund	13.0%
The Hartford Capital Appreciation Fund	11.6
The Hartford Dividend and Growth Fund	22.4
The Hartford Emerging Markets Research Fund	8.5
The Hartford Global Real Asset Fund	1.7
The Hartford Inflation Plus Fund	0.3
The Hartford International Opportunities Fund	19.6
The Hartford International Small Company Fund	6.8
The Hartford MidCap Value Fund	3.8
The Hartford Small Company Fund	3.8
The Hartford Strategic Income Fund	8.5
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2040 Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 100.0%
Alternative Strategy Funds - 14.7%
947	The Hartford Alternative Strategies Fund		$9,570
120	The Hartford Global Real Asset Fund		1,290
			10,860
	Total Alternative Strategy Funds
	(Cost $11,035)		$10,860

Domestic Equity Funds - 41.6%
168	The Hartford Capital Appreciation Fund		$8,560
630	The Hartford Dividend and Growth Fund		16,502
162	The Hartford MidCap Value Fund●		2,809
109	The Hartford Small Company Fund●		2,811
			30,682
	Total Domestic Equity Funds
	(Cost $24,076)		$30,682

International/Global Equity Funds - 34.9%
701	The Hartford Emerging Markets Research Fund		$6,258
801	The Hartford International Opportunities Fund		14,443
273	The Hartford International Small Company Fund		5,000
			25,701
	Total International/Global Equity Funds
	(Cost $21,318)		$25,701

Taxable Fixed Income Funds - 8.8%
17	The Hartford Inflation Plus Fund		$184
674	The Hartford Strategic Income Fund		6,264
			6,448
	Total Taxable Fixed Income Funds
	(Cost $6,448)		$6,448

	Total Investments in Affiliated Investment Companies
	(Cost $62,877)		$73,691

	Total Long-Term Investments
	(Cost $62,877)		$73,691

	Total Investments
	(Cost $62,877) ▲	100.0%	$73,691
	Other Assets and Liabilities	–%	17
	Total Net Assets	100.0%	$73,708

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2040 Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $63,024 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,078
Unrealized Depreciation	(411)
Net Unrealized Appreciation	$10,667

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2040 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$73,691	$73,691	$–	$–
Total	$73,691	$73,691	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2040 Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $62,877)	$73,691
Receivables:
Investment securities sold	68
Fund shares sold	4
Other assets	26
Total assets	73,789
Liabilities:
Payables:
Investment securities purchased	3
Fund shares redeemed	68
Investment management fees	2
Administrative fees	2
Distribution fees	4
Accrued expenses	2
Total liabilities	81
Net assets	$73,708
Summary of Net Assets:
Capital stock and paid-in-capital	$57,698
Distributions in excess of net investment income	(284)
Accumulated net realized gain	5,480
Unrealized appreciation of investments	10,814
Net assets	$73,708

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$16.85
Shares outstanding	2,168
Net assets	$36,525
Class R4: Net asset value per share	$16.93
Shares outstanding	2,138
Net assets	$36,207
Class R5: Net asset value per share	$16.96
Shares outstanding	51
Net assets	$858
Class Y: Net asset value per share	$16.96
Shares outstanding	7
Net assets	$118

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2040 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$689
Total investment income	689

Expenses:
Investment management fees	58
Administrative services fees
Class R3	39
Class R4	27
Class R5	1
Transfer agent fees
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	98
Class R4	45
Custodian fees	—
Accounting services fees	5
Registration and filing fees	45
Board of Directors' fees	1
Audit fees	3
Other expenses	6
Total expenses (before waivers)	329
Expense waivers	(155)
Total waivers	(155)
Total expenses, net	174
Net Investment Income	515
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	2,562
Net realized gain on investments in affiliated investment companies	3,065
Net Realized Gain on Investments	5,627
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(2,660)
Net Changes in Unrealized Depreciation of Investments	(2,660)
Net Gain on Investments	2,967
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	39
Net Increase in Net Assets Resulting from Operations	$3,521

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2040 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$515	$886
Net realized gain on investments	5,627	3,486
Net unrealized appreciation (depreciation) of investments	(2,660)	8,681
Payment from affiliate	39	—
Net Increase in Net Assets Resulting from Operations	3,521	13,053
Distributions to Shareholders:
From net investment income
Class R3	(378)	(917)
Class R4	(447)	(879)
Class R5	(11)	(24)
Class Y	(2)	—
Total from net investment income	(838)	(1,820)
From net realized gain on investments
Class R3	(1,386)	(398)
Class R4	(1,240)	(343)
Class R5	(27)	(19)
Class Y	(4)	—
Total from net realized gain on investments	(2,657)	(760)
Total distributions	(3,495)	(2,580)
Capital Share Transactions:
Class R3	(4,780)	1,947
Class R4	180	2,353
Class R5	(22)	(851)
Class Y	5	100
Net increase (decrease) from capital share transactions	(4,617)	3,549
Net Increase (Decrease) in Net Assets	(4,591)	14,022
Net Assets:
Beginning of period	78,299	64,277
End of period	$73,708	$78,299
Undistributed (distribution in excess of) net investment income	$(284)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

11

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited

12

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,975	$805
Long-Term Capital Gains ‡	605	670

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

13

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$460
Undistributed Long-Term Capital Gain	2,197
Unrealized Appreciation*	13,327
Total Accumulated Earnings	$15,984

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$790
Accumulated Net Realized Gain (Loss)	(790)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement – Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

14

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class R3	Class R4	Class R5	Class Y
1.35%	1.05%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to

15

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Payment from Affiliate - The Fund's adviser, HFMC, reimbursed the Fund for the amount of the sub-advisory fees paid to Wellington Management resulting from HFMC’s decision to liquidate the Fund. The reimbursement, noted in the Statement of Operations, amounted to $39 for fees paid during the period June 2012 through March 2014.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	—%*
Class R4	—*
Class R5	6
Class Y	100

*	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$11,414	$—	$11,414
Sales Proceeds	16,405	—	16,405

16

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	201	108	(595)	(286)	538	91	(500)	129
Amount	$3,358	$1,764	$(9,902)	$(4,780)	$8,329	$1,315	$(7,697)	$1,947
Class R4
Shares	280	103	(376)	7	640	84	(542)	182
Amount	$4,692	$1,687	$(6,199)	$180	$9,857	$1,222	$(8,726)	$2,353
Class R5
Shares	6	3	(10)	(1)	18	3	(78)	(57)
Amount	$104	$38	$(164)	$(22)	$270	$43	$(1,164)	$(851)
Class Y
Shares	—	—	—	—	7	—	—	7
Amount	$—	$5	$—	$5	$100	$—	$—	$100
Total
Shares	487	214	(981)	(280)	1,203	178	(1,120)	261
Amount	$8,154	$3,494	$(16,265)	$(4,617)	$18,556	$2,580	$(17,587)	$3,549

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

17

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur on or about June 25, 2014.

18

The Hartford Target Retirement 2040 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
R3	$16.81	$0.11	$0.67	$0.78	$(0.16)	$(0.58)	$(0.74)	$16.85	4.79	%(E)	$36,525	1.01	%(F)	0.60	%(F)	1.31	%(F)
R4	16.91	0.13	0.67	0.80	(0.20)	(0.58)	(0.78)	16.93	4.92	(E)	36,207	0.71	(F)	0.30	(F)	1.60	(F)
R5	16.95	0.15	0.67	0.82	(0.23)	(0.58)	(0.81)	16.96	5.03	(E)	858	0.43	(F)	0.10	(F)	1.75	(F)
Y	16.95	0.15	0.67	0.82	(0.23)	(0.58)	(0.81)	16.96	5.03	(E)	118	0.31	(F)	0.10	(F)	1.77	(F)

For the Year Ended October 31, 2013
R3	$14.62	$0.17	$2.58	$2.75	$(0.39)	$(0.17)	$(0.56)	$16.81	19.51%		$41,263	0.97%		0.55%		1.10%
R4	14.71	0.21	2.60	2.81	(0.44)	(0.17)	(0.61)	16.91	19.82		36,046	0.66		0.25		1.32
R5	14.72	0.30	2.54	2.84	(0.44)	(0.17)	(0.61)	16.95	20.07		878	0.38		0.09		1.91
Y(G)	15.10	0.05	1.80	1.85	–	–	–	16.95	12.25	(E)	112	0.27	(F)	0.09	(F)	0.50	(F)

For the Year Ended October 31, 2012 (H)
R3	$13.75	$0.10	$1.26	$1.36	$(0.13)	$(0.36)	$(0.49)	$14.62	10.44%		$33,996	0.99%		0.45%		0.65%
R4	13.82	0.13	1.29	1.42	(0.17)	(0.36)	(0.53)	14.71	10.81		28,670	0.68		0.15		0.81
R5	13.83	0.14	1.28	1.42	(0.17)	(0.36)	(0.53)	14.72	10.84		1,611	0.40		0.10		1.06

For the Year Ended October 31, 2011
R3	$13.48	$0.10	$0.41	$0.51	$(0.09)	$(0.15)	$(0.24)	$13.75	3.78%		$26,194	1.06%		0.44%		0.73%
R4	13.52	0.14	0.42	0.56	(0.11)	(0.15)	(0.26)	13.82	4.12		11,782	0.76		0.14		1.01
R5	13.53	0.16	0.40	0.56	(0.11)	(0.15)	(0.26)	13.83	4.15		1,336	0.47		0.09		1.12

For the Year Ended October 31, 2010 (H)
R3	$11.59	$0.06	$1.91	$1.97	$(0.08)	$–	$(0.08)	$13.48	17.06%		$9,856	1.45%		0.38%		0.64%
R4	11.62	0.11	1.90	2.01	(0.11)	–	(0.11)	13.52	17.35		4,727	1.18		0.08		0.93
R5	11.63	0.12	1.89	2.01	(0.11)	–	(0.11)	13.53	17.36		1,863	0.91		0.03		1.00

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.15	$1.55	$1.70	$(0.11)	$–	$(0.11)	$11.59	17.34%		$1,301	2.41%		0.35%		1.48%
R4	10.00	0.17	1.57	1.74	(0.12)	–	(0.12)	11.62	17.70		1,629	2.10		0.05		1.79
R5	10.00	0.18	1.57	1.75	(0.12)	–	(0.12)	11.63	17.81		1,321	1.81		–		1.83

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 28, 2013.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information on the next page.

19

The Hartford Target Retirement 2040 Fund
Financial Highlights – (continued)

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	15%
For the Year Ended October 31, 2013	28
For the Year Ended October 31, 2012	99
For the Year Ended October 31, 2011	41
For the Year Ended October 31, 2010	24
From October 31, 2008 (commencement of operations) through October 31, 2009	15

20

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2040 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,047.90	$3.05	$1,000.00	$1,021.82	$3.01	0.60%	181	365
Class R4	$1,000.00	$1,049.20	$1.52	$1,000.00	$1,023.31	$1.51	0.30	181	365
Class R5	$1,000.00	$1,050.30	$0.51	$1,000.00	$1,024.30	$0.50	0.10	181	365
Class Y	$1,000.00	$1,050.30	$0.51	$1,000.00	$1,024.30	$0.50	0.10	181	365

24

The Hartford Target Retirement 2040 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

25

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TR4014 4/14 114008-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2045 FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Target Retirement 2045 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2045 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

Performance Overview 10/31/08 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Target Retirement 2045 R3	4.72%	12.41%	15.19%	13.05%
Target Retirement 2045 R4	4.91%	12.71%	15.53%	13.38%
Target Retirement 2045 R5	5.01%	12.96%	15.61%	13.46%
Target Retirement 2045 Y	5.01%	12.96%	15.61%	13.46%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	5.85%
MSCI All Country World Index	5.54%	14.98%	16.03%	13.85%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares, which have different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2045 Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2045 Class R3	1.40%	1.85%
Target Retirement 2045 Class R4	1.10%	1.55%
Target Retirement 2045 Class R5	0.90%	1.26%
Target Retirement 2045 Class Y	0.90%	1.16%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2045 Fund returned 5.01% for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which returned 5.54% and 1.74%, respectively, for the same period. The Fund underperformed the 5.16% average return for the Lipper Mixed-Asset Target 2045 Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan also pledged to extend its ultra-accommodative monetary policy if needed. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the economy could support ongoing improvement in the labor market.

In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Most developed market currencies appreciated versus the U.S. Dollar while EM currency performance was mixed.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among specific classes of securities within the overall fixed income or equity asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation decisions detracted from performance relative to the Fund’s benchmarks during the period. Positive results from broad exposure to large-capitalization U.S. equities and small international equities were offset by negative results from an

3

The Hartford Target Retirement 2045 Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

allocation to emerging market equities and large cap international equities along with an allocation to alternatives, which all underperformed the broader market during the period.

In aggregate, performance from the underlying funds (net of fees) contributed positively to performance relative to the Fund’s benchmarks. Strong results relative to the Fund’s benchmarks from The Hartford Dividend and Growth, The Hartford Emerging Markets Research, and The Hartford International Opportunities Funds more than offset weak performance relative to the Fund’s benchmarks in The Hartford International Small Company and The Hartford Capital Appreciation Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. Although the Fund remained close to its target allocations at quarter-end, our positioning favored The Hartford Alternative Strategies Fund over TIPS reflecting our view that TIPS are unattractive at current valuations.

Composition by Investments
as of April 30, 2014
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund	13.0%
The Hartford Capital Appreciation Fund	11.6
The Hartford Dividend and Growth Fund	22.4
The Hartford Emerging Markets Research Fund	8.4
The Hartford Global Real Asset Fund	1.8
The Hartford Inflation Plus Fund	0.2
The Hartford International Opportunities Fund	19.6
The Hartford International Small Company Fund	6.8
The Hartford MidCap Value Fund	3.8
The Hartford Small Company Fund	3.8
The Hartford Strategic Income Fund	8.5
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2045 Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 99.9%
Alternative Strategy Funds - 14.8%
387	The Hartford Alternative Strategies Fund		$3,912
49	The Hartford Global Real Asset Fund		525
			4,437
	Total Alternative Strategy Funds
	(Cost $4,481)		$4,437

Domestic Equity Funds - 41.6%
68	The Hartford Capital Appreciation Fund		$3,481
256	The Hartford Dividend and Growth Fund		6,711
66	The Hartford MidCap Value Fund●		1,142
44	The Hartford Small Company Fund●		1,142
			12,476
	Total Domestic Equity Funds
	(Cost $9,947)		$12,476

International/Global Equity Funds - 34.8%
285	The Hartford Emerging Markets Research Fund		$2,543
326	The Hartford International Opportunities Fund		5,878
111	The Hartford International Small Company Fund		2,033
			10,454
	Total International/Global Equity Funds
	(Cost $8,743)		$10,454

Taxable Fixed Income Funds - 8.7%
7	The Hartford Inflation Plus Fund		$75
274	The Hartford Strategic Income Fund		2,548
			2,623
	Total Taxable Fixed Income Funds
	(Cost $2,618)		$2,623

	Total Investments in Affiliated Investment Companies
	(Cost $25,789)		$29,990

	Total Long-Term Investments
	(Cost $25,789)		$29,990

	Total Investments
	(Cost $25,789) ▲	99.9%	$29,990
	Other Assets and Liabilities	0.1%	19
	Total Net Assets	100.0%	$30,009

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2045 Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $25,810 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,277
Unrealized Depreciation	(97)
Net Unrealized Appreciation	$4,180

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2045 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$29,990	$29,990	$–	$–
Total	$29,990	$29,990	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2045 Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $25,789)	$29,990
Receivables:
Investment securities sold	35
Fund shares sold	5
Other assets	23
Total assets	30,053
Liabilities:
Payables:
Investment securities purchased	5
Fund shares redeemed	34
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	1
Total liabilities	44
Net assets	$30,009
Summary of Net Assets:
Capital stock and paid-in-capital	$23,361
Distributions in excess of net investment income	(123)
Accumulated net realized gain	2,570
Unrealized appreciation of investments	4,201
Net assets	$30,009

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$16.38
Shares outstanding	932
Net assets	$15,268
Class R4: Net asset value per share	$16.46
Shares outstanding	871
Net assets	$14,337
Class R5: Net asset value per share	$16.47
Shares outstanding	17
Net assets	$286
Class Y: Net asset value per share	$16.47
Shares outstanding	7
Net assets	$118

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2045 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$290
Total investment income	290

Expenses:
Investment management fees	24
Administrative services fees
Class R3	16
Class R4	12
Class R5	—
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	40
Class R4	20
Custodian fees	—
Accounting services fees	2
Registration and filing fees	45
Board of Directors' fees	1
Audit fees	3
Other expenses	4
Total expenses (before waivers)	167
Expense waivers	(87)
Total waivers	(87)
Total expenses, net	80
Net Investment Income	210
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	1,081
Net realized gain on investments in affiliated investment companies	1,511
Net Realized Gain on Investments	2,592
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(1,281)
Net Changes in Unrealized Depreciation of Investments	(1,281)
Net Gain on Investments	1,311
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	16
Net Increase in Net Assets Resulting from Operations	$1,537

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2045 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$210	$330
Net realized gain on investments	2,592	1,254
Net unrealized appreciation (depreciation) of investments	(1,281)	3,531
Payment from affiliate	16	—
Net Increase in Net Assets Resulting from Operations	1,537	5,115
Distributions to Shareholders:
From net investment income
Class R3	(150)	(346)
Class R4	(193)	(336)
Class R5	(5)	(10)
Class Y	(1)	—
Total from net investment income	(349)	(692)
From net realized gain on investments
Class R3	(439)	(118)
Class R4	(439)	(110)
Class R5	(10)	(9)
Class Y	(3)	—
Total from net realized gain on investments	(891)	(237)
Total distributions	(1,240)	(929)
Capital Share Transactions:
Class R3	(980)	1,013
Class R4	(2,086)	2,538
Class R5	(70)	(698)
Class Y	4	100
Net increase (decrease) from capital share transactions	(3,132)	2,953
Net Increase (Decrease) in Net Assets	(2,835)	7,139
Net Assets:
Beginning of period	32,844	25,705
End of period	$30,009	$32,844
Undistributed (distribution in excess of) net investment income	$(123)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

11

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited

12

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$692	$216
Long-Term Capital Gains ‡	237	773

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

13

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$99
Undistributed Long-Term Capital Gain	791
Unrealized Appreciation*	5,461
Total Accumulated Earnings	$6,351

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$319
Accumulated Net Realized Gain (Loss)	(319)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

14

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class R3	Class R4	Class R5	Class Y
1.40%	1.10%	0.90%	0.90%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to

15

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Payment from Affiliate - The Fund's adviser, HFMC, reimbursed the Fund for the amount of the sub-advisory fees paid to Wellington Management resulting from HFMC’s decision to liquidate the Fund. The reimbursement, noted in the Statement of Operations, amounted to $16 for fees paid during the period June 2012 through March 2014.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	—%*
Class R4	—*
Class R5	60
Class Y	100

*	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$4,997	$—	$4,997
Sales Proceeds	8,059	—	8,059

16

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	106	37	(204)	(61)	277	33	(241)	69
Amount	$1,717	$588	$(3,285)	$(980)	$4,117	$462	$(3,566)	$1,013
Class R4
Shares	122	39	(286)	(125)	306	32	(166)	172
Amount	$1,967	$632	$(4,685)	$(2,086)	$4,546	$445	$(2,453)	$2,538
Class R5
Shares	—	1	(6)	(5)	8	1	(58)	(49)
Amount	$12	$15	$(97)	$(70)	$112	$19	$(829)	$(698)
Class Y
Shares	—	—	—	—	7	—	—	7
Amount	$—	$4	$—	$4	$100	$—	$—	$100
Total
Shares	228	77	(496)	(191)	598	66	(465)	199
Amount	$3,696	$1,239	$(8,067)	$(3,132)	$8,875	$926	$(6,848)	$2,953

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

17

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur on or about June 25, 2014.

18

The Hartford Target Retirement 2045 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
R3	$16.23	$0.10	$0.64	$0.74	$(0.14)	$(0.45)	$(0.59)	$16.38	4.72	%(E)	$15,268	1.19	%(F)	0.65	%(F)	1.24	%(F)
R4	16.32	0.12	0.66	0.78	(0.19)	(0.45)	(0.64)	16.46	4.91	(E)	14,337	0.89	(F)	0.35	(F)	1.55	(F)
R5	16.34	0.15	0.64	0.79	(0.21)	(0.45)	(0.66)	16.47	5.01	(E)	286	0.61	(F)	0.15	(F)	1.82	(F)
Y	16.34	0.14	0.65	0.79	(0.21)	(0.45)	(0.66)	16.47	5.01	(E)	118	0.50	(F)	0.15	(F)	1.72	(F)

For the Year Ended October 31, 2013
R3	$14.09	$0.15	$2.50	$2.65	$(0.38)	$(0.13)	$(0.51)	$16.23	19.38%		$16,112	1.10%		0.60%		1.01%
R4	14.17	0.19	2.50	2.69	(0.41)	(0.13)	(0.54)	16.32	19.67		16,265	0.80		0.30		1.24
R5	14.18	0.32	2.39	2.71	(0.42)	(0.13)	(0.55)	16.34	19.78		355	0.51		0.14		2.15
Y(G)	14.57	0.05	1.72	1.77	–	–	–	16.34	12.15	(E)	112	0.41	(F)	0.14	(F)	0.45	(F)

For the Year Ended October 31, 2012
R3	$13.73	$0.07	$1.18	$1.25	$(0.10)	$(0.79)	$(0.89)	$14.09	10.14%		$13,020	1.15%		0.49%		0.54%
R4	13.79	0.10	1.21	1.31	(0.14)	(0.79)	(0.93)	14.17	10.53		11,680	0.84		0.19		0.75
R5	13.80	0.13	1.18	1.31	(0.14)	(0.79)	(0.93)	14.18	10.56		1,005	0.56		0.14		0.96

For the Year Ended October 31, 2011
R3	$13.47	$0.07	$0.47	$0.54	$(0.08)	$(0.20)	$(0.28)	$13.73	4.03%		$8,477	1.33%		0.48%		0.50%
R4	13.51	0.11	0.47	0.58	(0.10)	(0.20)	(0.30)	13.79	4.33		5,048	1.03		0.18		0.81
R5	13.51	0.12	0.48	0.60	(0.11)	(0.20)	(0.31)	13.80	4.44		918	0.73		0.13		0.86

For the Year Ended October 31, 2010 (H)
R3	$11.59	$0.06	$1.88	$1.94	$(0.06)	$–	$(0.06)	$13.47	16.79%		$3,918	1.77%		0.42%		0.47%
R4	11.62	0.10	1.88	1.98	(0.09)	–	(0.09)	13.51	17.09		2,399	1.48		0.12		0.76
R5	11.62	0.11	1.87	1.98	(0.09)	–	(0.09)	13.51	17.14		1,371	1.18		0.07		0.84

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.12	$1.58	$1.70	$(0.11)	$–	$(0.11)	$11.59	17.28%		$1,380	2.40%		0.39%		1.21%
R4	10.00	0.15	1.58	1.73	(0.11)	–	(0.11)	11.62	17.65		1,499	2.08		0.09		1.49
R5	10.00	0.15	1.58	1.73	(0.11)	–	(0.11)	11.62	17.65		1,190	1.82		0.04		1.54

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 28, 2013.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information on the next page.

19

The Hartford Target Retirement 2045 Fund
Financial Highlights – (continued)

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	15%
For the Year Ended October 31, 2013	27
For the Year Ended October 31, 2012	89
For the Year Ended October 31, 2011	50
For the Year Ended October 31, 2010	19
From October 31, 2008 (commencement of operations) through October 31, 2009	7

20

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2045 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,047.20	$3.30	$1,000.00	$1,021.57	$3.26	0.65%	181	365
Class R4	$1,000.00	$1,049.10	$1.78	$1,000.00	$1,023.06	$1.76	0.35	181	365
Class R5	$1,000.00	$1,050.10	$0.76	$1,000.00	$1,024.05	$0.75	0.15	181	365
Class Y	$1,000.00	$1,050.10	$0.76	$1,000.00	$1,024.05	$0.75	0.15	181	365

24

The Hartford Target Retirement 2045 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

25

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TR4514 4/14 114009-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2050 FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Target Retirement 2050 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2050 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

Performance Overview 10/31/08 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	Since Inception▲
Target Retirement 2050 R3	4.68%	12.43%	15.06%	12.93%
Target Retirement 2050 R4	4.86%	12.73%	15.40%	13.26%
Target Retirement 2050 R5	4.95%	13.04%	15.49%	13.35%
Target Retirement 2050 Y	4.95%	13.04%	15.49%	13.35%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	5.85%
MSCI All Country World Index	5.54%	14.98%	16.03%	13.85%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares, which have different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2050 Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2050 Class R3	1.40%	1.82%
Target Retirement 2050 Class R4	1.10%	1.52%
Target Retirement 2050 Class R5	0.90%	1.23%
Target Retirement 2050 Class Y	0.90%	1.12%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2050 Fund returned 4.95% for the six-month period ended April 30, 2014, versus the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index, which returned 5.54% and 1.74%, respectively, for the same period. The Fund underperformed the 5.07% average return for the Lipper Mixed-Asset Target 2050 Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan also pledged to extend its ultra-accommodative monetary policy if needed. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across emerging markets (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the economy could support ongoing improvement in the labor market.

In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Most developed market currencies appreciated versus the U.S. Dollar while EM currency performance was mixed.

Global equities surged during the period, nearing an all-time high by the end of April. Generally solid economic data, coupled with continued accommodative monetary policy from central banks around the globe, raised many investors' global growth expectations heading into 2014. Early in the year ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, could not derail the five-year-old stock rally. Investors took solace from comments out of the European Central Bank (ECB) and Chinese government suggesting that stimulus measures may be ramped up. In China, sluggish manufacturing data was overshadowed by Premier Li Keqiang's reassurance that Beijing stands ready to take action to bolster the world's second largest economy, if necessary. Continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment. Emerging market equities trailed their developed market counterparts for the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among specific classes of securities within the overall fixed income or equity asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds. Derivatives are not utilized at the aggregate fund level but are utilized at the underlying fund level.

In aggregate, asset allocation decisions detracted from performance relative to the Fund’s benchmarks during the period. Positive results from broad exposure to large-capitalization U.S. equities and small international equities were offset by negative results from an allocation to emerging market equities and large cap international

3

The Hartford Target Retirement 2050 Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

equities along with an allocation to alternatives, which all underperformed the broader market during the period.

In aggregate, performance from the underlying funds (net of fees) contributed positively to performance relative to the Fund’s benchmarks. Strong results relative to the Fund’s benchmarks from The Hartford Dividend and Growth, The Hartford Emerging Markets Research, and The Hartford International Opportunities Funds more than offset weak performance relative to the Fund’s benchmarks in The Hartford International Small Company and The Hartford Capital Appreciation Funds.

What is the outlook?

The global economy appears to be expanding at a more satisfactory rate this year, though conditions still seem far from synchronized across regions. This appears to be contributing to a diverse central bank policy environment. We expect the U.S. economy to regain momentum and job and wage growth, developments that will likely be watched closely by the Fed as it gradually unwinds accommodative policy. We believe the Fed remains on track to end quantitative easing in the fourth quarter of this year and is likely to further normalize policy in 2015 by embarking on a path of interest-rate increases. Although the Fund remained close to its target allocations at quarter-end, our positioning favored The Hartford Alternative Strategies Fund over TIPS reflecting our view that TIPS are unattractive at current valuations.

Composition by Investments
as of April 30, 2014
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund	13.0%
The Hartford Capital Appreciation Fund	11.6
The Hartford Dividend and Growth Fund	22.4
The Hartford Emerging Markets Research Fund	8.5
The Hartford Global Real Asset Fund	1.8
The Hartford Inflation Plus Fund	0.3
The Hartford International Opportunities Fund	19.5
The Hartford International Small Company Fund	6.8
The Hartford MidCap Value Fund	3.8
The Hartford Small Company Fund	3.8
The Hartford Strategic Income Fund	8.5
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2050 Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Affiliated Investment Companies - 100.0%
Alternative Strategy Funds - 14.8%
503	The Hartford Alternative Strategies Fund		$5,076
64	The Hartford Global Real Asset Fund		687
			5,763
	Total Alternative Strategy Funds
	(Cost $5,810)		$5,763

Domestic Equity Funds - 41.6%
89	The Hartford Capital Appreciation Fund		$4,535
334	The Hartford Dividend and Growth Fund		8,756
86	The Hartford MidCap Value Fund●		1,489
57	The Hartford Small Company Fund●		1,484
			16,264
	Total Domestic Equity Funds
	(Cost $12,926)		$16,264

International/Global Equity Funds - 34.8%
372	The Hartford Emerging Markets Research Fund		$3,318
424	The Hartford International Opportunities Fund		7,651
145	The Hartford International Small Company Fund		2,651
			13,620
	Total International/Global Equity Funds
	(Cost $11,349)		$13,620

Taxable Fixed Income Funds - 8.8%
9	The Hartford Inflation Plus Fund		$98
360	The Hartford Strategic Income Fund		3,341
			3,439
	Total Taxable Fixed Income Funds
	(Cost $3,439)		$3,439

	Total Investments in Affiliated Investment Companies
	(Cost $33,524)		$39,086

	Total Long-Term Investments
	(Cost $33,524)		$39,086

	Total Investments
	(Cost $33,524) ▲	100.0%	$39,086
	Other Assets and Liabilities	—%	18
	Total Net Assets	100.0%	$39,104

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $33,578 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,653
Unrealized Depreciation	(145)
Net Unrealized Appreciation	$5,508

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$39,086	$39,086	$–	$–
Total	$39,086	$39,086	$–	$–

♦	For the six-month period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in affiliated investment companies, at market value (cost $33,524)	$39,086
Receivables:
Investment securities sold	5
Fund shares sold	41
Other assets	23
Total assets	39,155
Liabilities:
Payables:
Investment securities purchased	40
Fund shares redeemed	5
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	2
Total liabilities	51
Net assets	$39,104
Summary of Net Assets:
Capital stock and paid-in-capital	$31,532
Distributions in excess of net investment income	(141)
Accumulated net realized gain	2,151
Unrealized appreciation of investments	5,562
Net assets	$39,104

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$16.45
Shares outstanding	1,030
Net assets	$16,941
Class R4: Net asset value per share	$16.53
Shares outstanding	1,284
Net assets	$21,220
Class R5: Net asset value per share	$16.55
Shares outstanding	50
Net assets	$825
Class Y: Net asset value per share	$16.55
Shares outstanding	7
Net assets	$118

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2050 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from affiliated investment companies	$343
Total investment income	343

Expenses:
Investment management fees	29
Administrative services fees
Class R3	17
Class R4	15
Class R5	—
Transfer agent fees
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	43
Class R4	25
Custodian fees	—
Accounting services fees	2
Registration and filing fees	45
Board of Directors' fees	1
Audit fees	3
Other expenses	5
Total expenses (before waivers)	186
Expense waivers	(93)
Total waivers	(93)
Total expenses, net	93
Net Investment Income	250
Net Realized Gain on Investments:
Capital gain distributions received from affiliated investment companies	1,255
Net realized gain on investments in affiliated investment companies	951
Net Realized Gain on Investments	2,206
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in affiliated investment companies	(682)
Net Changes in Unrealized Depreciation of Investments	(682)
Net Gain on Investments	1,524
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	18
Net Increase in Net Assets Resulting from Operations	$1,792

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2050 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$250	$382
Net realized gain on investments	2,206	1,572
Net unrealized appreciation (depreciation) of investments	(682)	4,010
Payment from affiliate	18	—
Net Increase in Net Assets Resulting from Operations	1,792	5,964
Distributions to Shareholders:
From net investment income
Class R3	(160)	(344)
Class R4	(236)	(424)
Class R5	(11)	(17)
Class Y	(2)	—
Total from net investment income	(409)	(785)
From net realized gain on investments
Class R3	(553)	(83)
Class R4	(625)	(93)
Class R5	(25)	(9)
Class Y	(3)	—
Total from net realized gain on investments	(1,206)	(185)
Total distributions	(1,615)	(970)
Capital Share Transactions:
Class R3	(423)	1,316
Class R4	1,602	2,486
Class R5	58	(696)
Class Y	5	100
Net increase from capital share transactions	1,242	3,206
Net Increase in Net Assets	1,419	8,200
Net Assets:
Beginning of period	37,685	29,485
End of period	$39,104	$37,685
Undistributed (distribution in excess of) net investment income	$(141)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds ("Affiliated Investment Companies") and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the "Underlying Funds"), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Affiliated Investment Companies are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

11

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes.  Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited

12

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$785	$159
Long-Term Capital Gains ‡	185	766

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

13

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$137
Undistributed Long-Term Capital Gain	1,068
Unrealized Appreciation*	6,190
Total Accumulated Earnings	$7,395

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$354
Accumulated Net Realized Gain (Loss)	(354)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

14

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2015 as follows:

Class R3	Class R4	Class R5	Class Y
1.40%	1.10%	0.90%	0.90%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

Distribution and Service Plan for Class R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to

15

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Payment from Affiliate - The Fund's adviser, HFMC, reimbursed the Fund for the amount of the sub-advisory fees paid to Wellington Management resulting from HFMC’s decision to liquidate the Fund. The reimbursement, noted in the Statement of Operations, amounted to $18 for fees paid during the period June 2012 through March 2014.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	—%*
Class R4	—*
Class R5	17
Class Y	100

*	Percentage amount rounds to zero.

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$6,612	$—	$6,612
Sales Proceeds	5,458	—	5,458

16

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	102	45	(172)	(25)	301	30	(245)	86
Amount	$1,658	$713	$(2,794)	$(423)	$4,518	$427	$(3,629)	$1,316
Class R4
Shares	196	54	(152)	98	382	37	(244)	175
Amount	$3,208	$861	$(2,467)	$1,602	$5,750	$517	$(3,781)	$2,486
Class R5
Shares	8	2	(6)	4	16	2	(67)	(49)
Amount	$120	$35	$(97)	$58	$245	$25	$(966)	$(696)
Class Y
Shares	—	—	—	—	7	—	—	7
Amount	$—	$5	$—	$5	$100	$—	$—	$100
Total
Shares	306	101	(330)	77	706	69	(556)	219
Amount	$4,986	$1,614	$(5,358)	$1,242	$10,613	$969	$(8,376)	$3,206

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

17

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur on or about June 25, 2014.

18

The Hartford Target Retirement 2050 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Six-Month Period Ended April 30, 2014 (Unaudited)
R3	$16.38	$0.10	$0.64	$0.74	$(0.15)	$(0.52)	$(0.67)	$16.45	4.68	%(E)	$16,941	1.14	%(F)	0.65	%(F)	1.24	%(F)
R4	16.47	0.12	0.65	0.77	(0.19)	(0.52)	(0.71)	16.53	4.86	(E)	21,220	0.84	(F)	0.35	(F)	1.51	(F)
R5	16.50	0.14	0.65	0.79	(0.22)	(0.52)	(0.74)	16.55	4.95	(E)	825	0.55	(F)	0.15	(F)	1.69	(F)
Y	16.50	0.14	0.65	0.79	(0.22)	(0.52)	(0.74)	16.55	4.95	(E)	118	0.44	(F)	0.15	(F)	1.72	(F)

For the Year Ended October 31, 2013
R3	$14.16	$0.15	$2.53	$2.68	$(0.37)	$(0.09)	$(0.46)	$16.38	19.50%		$17,276	1.07%		0.60%		0.99%
R4	14.24	0.19	2.54	2.73	(0.41)	(0.09)	(0.50)	16.47	19.81		19,533	0.77		0.30		1.23
R5	14.25	0.27	2.49	2.76	(0.42)	(0.09)	(0.51)	16.50	19.99		764	0.48		0.14		1.79
Y(G)	14.70	0.05	1.75	1.80	–	–	–	16.50	12.24	(E)	112	0.37	(F)	0.14	(F)	0.45	(F)

For the Year Ended October 31, 2012 (H)
R3	$13.61	$0.09	$1.20	$1.29	$(0.11)	$(0.63)	$(0.74)	$14.16	10.33%		$13,727	1.14%		0.49%		0.58%
R4	13.68	0.12	1.21	1.33	(0.14)	(0.63)	(0.77)	14.24	10.62		14,404	0.84		0.19		0.79
R5	13.69	0.13	1.21	1.34	(0.15)	(0.63)	(0.78)	14.25	10.66		1,354	0.55		0.14		0.99

For the Year Ended October 31, 2011
R3	$13.42	$0.06	$0.42	$0.48	$(0.07)	$(0.22)	$(0.29)	$13.61	3.57%		$8,955	1.28%		0.47%		0.46%
R4	13.46	0.10	0.43	0.53	(0.09)	(0.22)	(0.31)	13.68	3.95		6,201	0.98		0.17		0.73
R5	13.47	0.12	0.41	0.53	(0.09)	(0.22)	(0.31)	13.69	3.97		1,077	0.68		0.12		0.82

For the Year Ended October 31, 2010 (H)
R3	$11.58	$0.06	$1.84	$1.90	$(0.06)	$–	$(0.06)	$13.42	16.46%		$3,619	1.79%		0.42%		0.44%
R4	11.61	0.09	1.85	1.94	(0.09)	–	(0.09)	13.46	16.78		3,161	1.49		0.12		0.84
R5	11.61	0.10	1.85	1.95	(0.09)	–	(0.09)	13.47	16.90		1,456	1.20		0.07		0.82

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.12	$1.57	$1.69	$(0.11)	$–	$(0.11)	$11.58	17.18%		$1,285	2.42%		0.39%		1.23%
R4	10.00	0.15	1.57	1.72	(0.11)	–	(0.11)	11.61	17.54		1,262	2.13		0.09		1.53
R5	10.00	0.16	1.56	1.72	(0.11)	–	(0.11)	11.61	17.55		1,190	1.83		0.04		1.56

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 28, 2013.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information on the next page.

19

The Hartford Target Retirement 2050 Fund
Financial Highlights – (continued)

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	14%
For the Year Ended October 31, 2013	28
For the Year Ended October 31, 2012	102
For the Year Ended October 31, 2011	55
For the Year Ended October 31, 2010	19
From October 31, 2008 (commencement of operations) through October 31, 2009	8

20

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

21

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

22

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2050 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,046.80	$3.30	$1,000.00	$1,021.57	$3.26	0.65%	181	365
Class R4	$1,000.00	$1,048.60	$1.78	$1,000.00	$1,023.06	$1.76	0.35	181	365
Class R5	$1,000.00	$1,049.50	$0.76	$1,000.00	$1,024.05	$0.75	0.15	181	365
Class Y	$1,000.00	$1,049.50	$0.76	$1,000.00	$1,024.05	$0.75	0.15	181	365

24

The Hartford Target Retirement 2050 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers' asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complimentary, which could adversely affect the performance of the fund.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

25

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

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c) encryption;

d) firewall technology; and

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We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

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c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

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c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TR5014 4/14 114010-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD TOTAL RETURN BOND FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Total Return Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Total Return Bond Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classses.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Total Return Bond A#	2.39%	-0.46%	6.13%	4.14%
Total Return Bond A##	-2.21%	-4.94%	5.15%	3.66%
Total Return Bond B#	2.03%	-1.20%	5.32%	3.52%*
Total Return Bond B##	-2.97%	-6.07%	5.00%	3.52%*
Total Return Bond C#	2.11%	-1.11%	5.34%	3.41%
Total Return Bond C##	1.11%	-2.08%	5.34%	3.41%
Total Return Bond I#	2.53%	-0.19%	6.40%	4.37%
Total Return Bond R3#	2.39%	-0.66%	5.84%	4.09%
Total Return Bond R4#	2.54%	-0.37%	6.14%	4.29%
Total Return Bond R5#	2.60%	-0.16%	6.43%	4.50%
Total Return Bond Y#	2.74%	0.02%	6.56%	4.58%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	4.83%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Total Return Bond Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Total Return Bond Class A	0.95%	0.99%
Total Return Bond Class B	1.70%	1.88%
Total Return Bond Class C	1.70%	1.70%
Total Return Bond Class I	0.68%	0.68%
Total Return Bond Class R3	1.25%	1.28%
Total Return Bond Class R4	0.95%	0.96%
Total Return Bond Class R5	0.65%	0.67%
Total Return Bond Class Y	0.55%	0.55%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Joseph F. Marvan, CFA	Lucius T. Hill, III	Campe Goodman, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Total Return Bond Fund returned 2.39%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.74% for the same period. The Fund also outperformed the 2.12% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most spread sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

The primary drivers of the Fund’s relative outperformance versus the benchmark were an out-of-benchmark allocation to non-agency Mortgage Backed Securities (MBS) and an overweight to Commercial Mortgage Backed Securities (CMBS). An allocation to high yield and bank loans, as well as exposures within investment grade corporate credit, particularly an overweight to financials, contributed positively to benchmark-relative results during the period. However, an underweight to and coupon selection within agency MBS pass-throughs detracted on a relative basis. Duration and yield curve positioning contributed to benchmark-relative outperformance. In particular, our short duration posture toward the end of 2013 helped as interest rates rose, while our flattening bias during the first quarter also aided results. In addition, exposure to EM debt, via EM credit default swap (CDS) indexes, which reference a basket of CDS, modestly contributed to relative results. Derivatives used in the portfolio during this period consisted of currency forwards and investment grade and high yield CDS index positions that were used as a source of liquidity and to manage overall portfolio risk. In isolation, derivative positions detracted from relative results.

What is the outlook?

At the end of the period, we maintained a moderately pro-cyclical risk posture. We expect economic growth to improve after weather-driven weakness during the first quarter, while the fiscal drag will likely continue to fade. In addition, corporate and personal balance sheets appear to be in their best shape in years. Although we believe valuations in many fixed income sectors have risen closer to what we view as fair value, we believe reasonable economic growth will bode well for credit spreads. The Fed appears committed to

3

The Hartford Total Return Bond Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

ending asset purchases in 2014, but it will likely keep the policy rate unchanged.

From a sector perspective, at the end of the period, we continued to favor bank loans and BB-rated high yield bonds. We maintained an allocation to non-agency MBS due to continued recovery in housing, and held an overweight to CMBS. We also maintained an overweight to investment-grade financials and an allocation to U.S. TIPS. We ended the period with an underweight to agency MBS pass-throughs where we believe valuations look expensive. We expect interest rates to move higher amid moderate economic growth and as the Fed prepares for its first rate hike. We positioned the portfolio with a short duration bias relative to the benchmark at the end of the period.

Credit Exposure

as of April 30, 2014

Percentage of
Credit Rating *	Net Assets
Aaa / AAA	45.6
Aa / AA	35.1
A	6.8
Baa / BBB	20.5
Ba / BB	7.2
B	3.8
Caa / CCC or Lower	5.9
Not Rated	0.9
Non-Debt Securities and Other Short-Term Instruments	5.6
Other Assets and Liabilities	(31.4)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type

as of April 30, 2014

Percentage of
Category	Net Assets
Equity Securities
Preferred Stocks	0.2
Total	0.2
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	22.3
Corporate Bonds	29.9
Foreign Government Obligations	3.6
Municipal Bonds	1.3
Senior Floating Rate Interests	5.7
U.S. Government Agencies	37.4
U.S. Government Securities	25.6
Total	125.8
Short-Term Investments	5.0
Purchased Options	0.4
Other Assets and Liabilities	(31.4)
Total	100.0%

4

The Hartford Total Return Bond Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 22.3%
Finance and Insurance - 22.3%
	Captive Auto Finance - 1.6%
	Ally Automotive Receivables Trust
$2,420	3.38%, 09/15/2017 ■	$2,466
	CPS Automotive Trust
1,320	1.54%, 07/16/2018 ■	1,326
890	1.82%, 12/16/2019 ■	897
166	5.01%, 06/17/2019 ■	171
	Credit Acceptance Automotive Loan Trust
2,380	1.21%, 10/15/2020 ■	2,383
1,595	1.50%, 04/15/2021 ■	1,605
2,075	1.55%, 10/15/2021 ■	2,075
805	2.21%, 09/15/2020 ■	816
2,240	3.12%, 03/16/2020 ■	2,289
	Ford Credit Automotive Owner Trust
1,500	2.54%, 02/15/2016	1,518
1,560	3.21%, 07/15/2017	1,604
	Ford Credit Floorplan Master Owner Trust
695	1.40%, 02/15/2019	693
	Harley-Davidson Motorcycle Trust
1,780	2.12%, 08/15/2017	1,811
	Hyundai Automotive Receivables Trust
2,850	2.27%, 02/15/2017	2,897
	Prestige Automotive Receivables Trust
1,685	2.49%, 04/16/2018 ■	1,721
	Santander Drive Automotive Receivables Trust
1,778	3.89%, 07/17/2017	1,797
		26,069
	Captive Retail Finance - 0.3%
	CNH Equipment Trust
1,315	2.97%, 05/15/2017	1,356
	Springleaf Funding Trust
3,630	2.41%, 12/15/2022 ■	3,624
		4,980
	Other Financial Investment Activities - 1.3%
	Apidos CLO
4,775	1.71%, 04/17/2026 ■☼Δ	4,770
	Avalon IV Capital Ltd.
1,755	2.08%, 04/17/2023 ■Δ	1,755
	ING Investment Management CLO Ltd.
2,300	1.69%, 03/14/2022 ■Δ	2,283
4,690	1.74%, 04/18/2026 ■Δ	4,679
1,065	3.24%, 03/14/2022 ■Δ	1,065
	Magnetite IV CLO Ltd.
2,895	1.71%, 04/15/2026 ■☼Δ	2,895
	Neuberger Berman CLO XIV Ltd.
3,510	1.74%, 03/01/2026 ■Δ	3,495
		20,942
	Real Estate Credit (Mortgage Banking) - 18.6%
	American Home Mortgage Assets Trust
1,087	1.07%, 10/25/2046 Δ	783
	Ares CLO Ltd.
4,460	1.73%, 04/17/2026 ■Δ	4,460
	Asset Backed Funding Certificates
1,058	0.37%, 01/25/2037 Δ	646
	Aventura Mall Trust
1,910	3.74%, 12/05/2032 ■Δ	1,999
	Avery Point CLO Ltd.
4,375	1.75%, 04/25/2026 ■Δ	4,375
	Banc of America Commercial Mortgage, Inc.
1,545	5.18%, 09/10/2047 Δ	1,627
3,375	5.27%, 11/10/2042 Δ	3,456
1,487	5.63%, 07/10/2046 Δ	1,608
230	5.82%, 02/10/2051 Δ	256
	Banc of America Funding Corp.
250	0.38%, 02/20/2047 Δ	215
3,021	0.45%, 05/20/2047 Δ	2,488
3,855	5.77%, 05/25/2037	3,233
176	5.85%, 01/25/2037	142
	BB-UBS Trust
1,165	3.43%, 11/05/2036 ■	1,125
	BCAP LLC Trust
626	0.32%, 01/25/2037 Δ	466
1,687	0.33%, 03/25/2037 Δ	1,362
	Bear Stearns Adjustable Rate Mortgage Trust
2,753	2.25%, 08/25/2035 Δ	2,795
3,981	2.43%, 10/25/2035 Δ	3,907
	Bear Stearns Alt-A Trust
2,184	0.53%, 05/25/2036 Δ	1,434
4,007	0.65%, 01/25/2036 Δ	2,849
	Bear Stearns Commercial Mortgage Securities, Inc.
820	5.14%, 10/12/2042 Δ	862
2,706	5.41%, 12/11/2040	2,832
490	5.47%, 01/12/2045	541
1,566	5.54%, 10/12/2041	1,708
1,295	5.69%, 06/11/2050	1,447
1,950	5.72%, 06/11/2040 Δ	2,182
	Cal Funding II Ltd.
786	3.47%, 10/25/2027 ■	788
	Cent CLO L.P.
3,995	1.72%, 01/25/2026 ■Δ	3,981
	CICF Funding Ltd.
4,745	1.66%, 04/18/2025 ■Δ	4,733
	Citigroup Commercial Mortgage Trust
3,200	4.02%, 03/10/2047	3,324
3,885	4.13%, 11/10/2046	4,083
550	4.25%, 09/10/2046 ■	431
270	5.11%, 09/12/2046 ■Δ	255
2,780	6.13%, 12/10/2049 Δ	3,125
	Citigroup/Deutsche Bank Commercial Mortgage Trust
4,165	5.32%, 12/11/2049	4,554
	Commercial Mortgage Loan Trust
3,580	6.00%, 12/10/2049 Δ	3,963
	Commercial Mortgage Pass-Through Certificates
10,985	2.42%, 07/10/2046 ■►	604
1,160	2.85%, 10/15/2045	1,122
5,005	3.96%, 02/10/2047 - 03/10/2047	5,190
2,105	3.98%, 05/10/2047 ☼	2,168
1,425	4.02%, 07/10/2045	1,490
6,260	4.05%, 10/10/2046 - 04/10/2047	6,528
260	4.26%, 07/10/2045 ■Δ	234
1,392	5.77%, 06/10/2046 Δ	1,507
	Commercial Mortgage Trust
4,070	3.42%, 03/10/2031 ■	4,060
1,175	4.75%, 11/15/2045 ■	999

The accompanying notes are an integral part of these financial statements.

5

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 22.3% - (continued)
Finance and Insurance - 22.3% - (continued)
	Real Estate Credit (Mortgage Banking) - 18.6% - (continued)
	Community or Commercial Mortgage Trust
$2,410	4.24%, 07/10/2045 Δ	$2,574
295	4.35%, 08/10/2030 ■	314
	Countrywide Alternative Loan Trust
1,579	0.47%, 11/25/2035 Δ	1,257
3,445	5.75%, 05/25/2036	2,891
282	6.00%, 12/25/2036	216
823	6.50%, 08/25/2037	592
	Countrywide Home Loans, Inc.
2,890	2.67%, 09/25/2047 Δ	2,543
1,080	2.73%, 04/20/2036 Δ	745
1,662	4.93%, 11/20/2035 Δ	1,514
2,552	5.75%, 08/25/2037	2,431
	CS First Boston Mortgage Securities Corp.
2,790	4.88%, 04/15/2037	2,831
2,113	5.50%, 06/25/2035	2,050
	CW Capital Cobalt Ltd.
2,180	5.22%, 08/15/2048	2,334
	DBUBS Mortgage Trust
11,232	1.38%, 01/01/2021 ■►	363
	Downey S & L Assoc Mortgage Loan Trust
1,198	1.05%, 03/19/2046 Δ	908
	First Franklin Mortgage Loan Trust
2,525	0.39%, 04/25/2036 Δ	1,613
	First Horizon Alternative Mortgage Securities
5,641	2.21%, 04/25/2036 Δ	4,684
6,152	2.24%, 09/25/2035 Δ	5,385
	First Investors Automotive Owner Trust
1,175	1.49%, 01/15/2020 ■	1,177
	Flagship Credit Automotive Trust
1,275	1.21%, 04/15/2019 ■	1,272
	GE Business Loan Trust
1,046	1.15%, 05/15/2034 ■Δ	838
	GE Capital Commercial Mortgage Corp.
950	5.31%, 11/10/2045 Δ	1,002
	GMAC Commercial Mortgage Securities, Inc.
1,182	5.24%, 11/10/2045 Δ	1,235
	GMAC Mortgage Corp. Loan Trust
238	2.87%, 04/19/2036 Δ	211
1,656	3.13%, 09/19/2035 Δ	1,540
	Greenwich Capital Commercial Funding Corp.
2,025	5.74%, 12/10/2049	2,257
977	5.82%, 07/10/2038 Δ	1,058
	GS Mortgage Securities Trust
2,925	2.95%, 11/05/2034 ■	2,813
375	3.38%, 05/10/2045	381
3,160	3.55%, 04/10/2034 ■	3,212
695	3.67%, 04/10/2047 ■	446
1,920	3.68%, 04/12/2047 Δ	1,984
2,725	4.00%, 04/10/2047 Δ	2,824
1,560	4.24%, 08/10/2046	1,655
1,310	4.87%, 04/10/2047 ■	1,211
	GSAA Home Equity Trust
7,585	0.23%, 02/25/2037 Δ	4,053
1,406	0.24%, 12/25/2036 Δ	710
2,529	0.25%, 03/25/2037 Δ	1,274
1,113	0.31%, 07/25/2036 Δ	579
680	0.38%, 04/25/2047 Δ	388
1,954	5.98%, 06/25/2036	1,126
	GSAMP Trust
497	0.35%, 11/25/2036 Δ	276
	GSR Mortgage Loan Trust
386	0.65%, 11/25/2035 Δ	285
5,158	2.62%, 01/25/2036 Δ	4,640
	Harborview Mortgage Loan Trust
2,342	0.34%, 01/19/2038 Δ	1,960
3,589	0.37%, 05/19/2047 Δ	1,526
2,841	0.39%, 12/19/2036 Δ	1,820
1,947	0.48%, 09/19/2035 Δ	1,486
	Hilton USA Trust
4,755	2.66%, 11/05/2030 ■	4,792
510	2.91%, 11/05/2030 ■Δ	511
	IndyMac Index Mortgage Loan Trust
1,699	0.43%, 07/25/2035 Δ	1,451
312	0.44%, 01/25/2036 Δ	209
4,267	0.55%, 07/25/2046 Δ	2,219
762	2.43%, 08/25/2035 Δ	587
1,168	2.46%, 01/25/2036 Δ	1,086
4,803	2.52%, 03/25/2036 Δ	3,527
732	2.62%, 12/25/2036 Δ	638
	JP Morgan Chase Commercial Mortgage Securities Corp.
3,477	1.65%, 02/12/2051 Δ	3,412
911	2.75%, 10/15/2045 ■	648
2,260	2.83%, 10/15/2045	2,196
1,150	3.91%, 05/05/2030 ■Δ	1,169
730	4.43%, 12/15/2047 ■Δ	600
625	4.67%, 10/15/2045 ■Δ	606
335	5.01%, 12/15/2046 ■Δ	319
6,492	5.24%, 01/12/2043 - 12/15/2044 Δ	6,843
795	5.33%, 08/15/2046 ■Δ	825
993	5.40%, 05/15/2045	1,072
2,632	5.70%, 02/12/2049 Δ	2,913
1,645	5.84%, 04/15/2045 Δ	1,787
	JP Morgan Mortgage Trust
326	2.60%, 04/25/2037 Δ	279
253	2.73%, 05/25/2036 Δ	224
1,501	2.75%, 09/25/2035 Δ	1,427
	LB-UBS Commercial Mortgage Trust
2,396	5.43%, 02/15/2040	2,638
358	5.83%, 06/15/2038 Δ	389
4,831	5.86%, 07/15/2040	5,188
87	5.87%, 09/15/2045	98
880	6.14%, 04/15/2041 Δ	1,006
	Lehman Brothers Small Balance Commercial
195	5.52%, 09/25/2030 ■Δ	190
	Lehman XS Trust
1,245	0.36%, 07/25/2046 Δ	969
1,020	1.00%, 09/25/2047 Δ	840
	Limerock CLO
4,765	1.73%, 04/18/2026 ■Δ	4,765
	Luminent Mortgage Trust
609	0.35%, 02/25/2046 Δ	463
	Madison Park Funding Ltd.
2,800	1.68%, 01/19/2025 ■Δ	2,793
	Merrill Lynch Mortgage Investors Trust
741	2.72%, 07/25/2035 Δ	635
966	2.77%, 03/25/2036 Δ	662

The accompanying notes are an integral part of these financial statements.

6

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 22.3% - (continued)
Finance and Insurance - 22.3% - (continued)
	Real Estate Credit (Mortgage Banking) - 18.6% - (continued)
	Merrill Lynch Mortgage Trust
$570	4.75%, 06/12/2043	$581
2,284	5.20%, 09/12/2042	2,329
	Merrill Lynch/Countrywide Commercial Mortgage Trust
12,499	0.68%, 07/12/2046 ►	35
1,872	5.38%, 08/12/2048	2,022
2,275	5.81%, 06/12/2050 Δ	2,514
	Morgan Stanley Capital I
42,964	0.93%, 09/15/2047 ■►	931
1,485	4.99%, 08/13/2042	1,535
735	5.21%, 11/14/2042 Δ	768
782	5.64%, 10/15/2042 Δ	830
3,450	5.69%, 04/15/2049 Δ	3,811
	Morgan Stanley Capital Investments
2,085	5.81%, 12/12/2049	2,321
	Morgan Stanley Mortgage Loan Trust
3,464	0.32%, 05/25/2036 - 11/25/2036 Δ	1,605
	Morgan Stanley Re-Remic Trust
1,081	5.82%, 08/12/2045 ■Δ	1,197
381	6.00%, 08/15/2045 ■Δ	422
	National Credit Union Administration
778	1.84%, 10/07/2020 Δ	786
	Newcastle Mortgage Securities Trust
775	0.38%, 04/25/2037 Δ	435
	OZLM Funding Ltd.
4,595	1.73%, 04/17/2026 ■Δ	4,595
	Residential Accredit Loans, Inc.
446	0.93%, 09/25/2046 Δ	289
2,700	1.42%, 11/25/2037 Δ	1,642
	Residential Asset Securitization Trust
1,113	0.60%, 03/25/2035 Δ	905
	Residential Funding Mortgage Securities
212	3.03%, 04/25/2037 Δ	183
	Sequoia Mortgage Trust
476	2.45%, 07/20/2037 Δ	387
	Soundview Home Equity Loan Trust, Inc.
3,900	0.33%, 07/25/2037 Δ	2,399
4,705	0.39%, 07/25/2036 Δ	2,430
1,320	0.40%, 06/25/2036 Δ	964
	Springleaf Mortgage Loan Trust
2,860	3.52%, 12/25/2065 ■	2,882
	Structured Adjustable Rate Mortgage Loan Trust
728	0.45%, 09/25/2034 Δ	638
	Structured Asset Mortgage Investments, Inc.
1,537	0.37%, 05/25/2046 Δ	888
	UBS-Barclays Commercial Mortgage Trust
3,190	3.18%, 03/10/2046 Δ	3,140
140	4.09%, 03/10/2046 ■Δ	125
	Wells Fargo Alternative Loan Trust
1,790	6.25%, 11/25/2037	1,693
	Wells Fargo Commercial Mortgage Trust
3,915	2.92%, 10/15/2045	3,814
60	4.78%, 10/15/2045 ■Δ	58
	Wells Fargo Mortgage Backed Securities Trust
904	5.17%, 10/25/2035 Δ	901
	WF-RBS Commercial Mortgage Trust
1,415	4.00%, 05/15/2047 ☼	1,457
3,905	4.10%, 03/15/2047	4,083
4,380	4.90%, 06/15/2044 ■	4,874
1,230	5.00%, 06/15/2044 ■	1,108
960	5.56%, 04/15/2045 ■Δ	991
		304,965
	Whole Loan Residential - 0.5%
	Dryden Senior Loan Fund
4,695	1.59%, 04/18/2026 ■Δ	4,660
4,800	1.71%, 07/15/2026 ■☼Δ	4,800
		9,460
		366,416
	Total Asset and Commercial Mortgage Backed Securities
	(Cost $356,243)	$366,416

Corporate Bonds - 29.9%
Administrative Waste Management and Remediation - 0.1%
	Business Support Services - 0.1%
	Equinix, Inc.
$680	4.88%, 04/01/2020 ‡	$693
170	5.38%, 04/01/2023	173
		866
Waste Treatment and Disposal - 0.0%
	Clean Harbors, Inc.
150	5.13%, 06/01/2021	152
605	5.25%, 08/01/2020 ‡	620
		772
		1,638
Agriculture, Forestry, Fishing and Hunting - 0.0%
	Timber Tract Operations - 0.0%
	Weyerhaeuser Co.
575	7.38%, 10/01/2019 - 03/15/2032	734

Air Transportation - 0.1%
	Scheduled Air Transportation - 0.1%
	Continental Airlines, Inc.
2,138	4.00%, 10/29/2024 ‡	2,175

Arts, Entertainment and Recreation - 1.8%
	Cable and Other Subscription Programming - 1.3%
	Comcast Corp.
1,140	3.60%, 03/01/2024 ‡	1,156
745	4.75%, 03/01/2044 ‡	777
	DirecTV Holdings LLC
1,100	1.75%, 01/15/2018	1,091
1,075	2.40%, 03/15/2017 ‡	1,103
1,420	5.00%, 03/01/2021 ‡	1,539
	Numericable Group S.A.
280	4.88%, 05/15/2019 ■☼	283
	Time Warner Cable, Inc.
300	5.88%, 11/15/2040	346
	Time Warner Entertainment Co., L.P.
3,270	8.38%, 03/15/2023 - 07/15/2033 ‡	4,716

The accompanying notes are an integral part of these financial statements.

7

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 29.9% - (continued)
Arts, Entertainment and Recreation - 1.8% - (continued)
	Cable and Other Subscription Programming - 1.3% - (continued)
	Time Warner, Inc.
$1,065	3.40%, 06/15/2022 ‡	$1,073
500	4.75%, 03/29/2021 ‡	552
1,650	6.10%, 07/15/2040 ‡	1,940
1,100	6.50%, 11/15/2036 ‡	1,338
	Viacom, Inc.
1,490	2.20%, 04/01/2019	1,486
3,000	5.63%, 09/15/2019	3,438
		20,838
	Gambling Industries - 0.0%
	GLP Capital L.P./Finance II
250	4.88%, 11/01/2020 ■	258

	Newspaper, Periodical, Book and Database Publisher - 0.3%
	Gannett Co., Inc.
1,670	5.13%, 10/15/2019 ■	1,739
	News America, Inc.
2,400	6.15%, 03/01/2037 ‡	2,842
750	6.20%, 12/15/2034 ‡	891
		5,472
	Radio and Television Broadcasting - 0.2%
	NBC Universal Media LLC
1,290	5.15%, 04/30/2020 ‡	1,473
1,379	5.95%, 04/01/2041 ‡	1,657
		3,130
		29,698
Beverage and Tobacco Product Manufacturing - 0.1%
	Beverage Manufacturing - 0.0%
	Molson Coors Brewing Co.
865	3.50%, 05/01/2022 ‡	868

	Tobacco Manufacturing - 0.1%
	Altria Group, Inc.
534	10.20%, 02/06/2039 ‡	892

		1,760
Chemical Manufacturing - 0.4%
	Agricultural Chemical Manufacturing - 0.2%
	CF Industries Holdings, Inc.
3,165	5.15%, 03/15/2034 ‡	3,314

	Basic Chemical Manufacturing - 0.2%
	Dow Chemical Co.
2,500	8.55%, 05/15/2019 ‡	3,205

		6,519
Computer and Electronic Product Manufacturing - 1.2%
	Computer and Peripheral Equipment Manufacturing - 1.1%
	Apple, Inc.
6,200	2.85%, 05/06/2021 ☼	6,228
50	3.85%, 05/04/2043	45
	Hewlett-Packard Co.
665	2.65%, 06/01/2016 ‡	689
3,595	2.75%, 01/14/2019 ‡	3,653
1,500	4.65%, 12/09/2021 ‡	1,617
	SBA Tower Trust
2,400	2.93%, 12/15/2017 ■‡	2,436
3,435	3.60%, 04/15/2043 ■‡	3,468
		18,136
	Navigational, Measuring and Control Instruments - 0.1%
	Esterline Technologies Corp.
735	7.00%, 08/01/2020 ‡	796

		18,932
Construction - 0.1%
	Residential Building Construction - 0.1%
	Lennar Corp.
910	4.50%, 06/15/2019 ‡	920
	Ryland Group, Inc.
850	5.38%, 10/01/2022 ‡	842
		1,762
Fabricated Metal Product Manufacturing - 0.1%
	Other Fabricated Metal Product Manufacturing - 0.1%
	Crown Americas, Inc.
1,040	6.25%, 02/01/2021 ‡	1,126

Finance and Insurance - 15.1%
	Activities Related To Credit Banking - 0.0%
	Mizuho Financial Group Cayman 3 Ltd.
510	4.60%, 03/27/2024 ■	520

	Agencies, Brokerages and Other Insurance - 0.1%
	Marsh & McLennan Cos., Inc.
1,285	2.55%, 10/15/2018 ‡	1,306

	Captive Auto Finance - 0.1%
	Chrysler Group LLC
900	8.00%, 06/15/2019 ■	985

	Commercial Banking - 1.3%
	Barclays Bank plc
200	2.50%, 02/20/2019	202
7,450	6.05%, 12/04/2017 ■‡	8,437
	BNP Paribas
4,850	2.38%, 09/14/2017 ‡	4,983
	Credit Suisse New York
2,820	5.40%, 01/14/2020 ‡	3,157
	State Street Corp.
905	4.96%, 03/15/2018	990
	Sumitomo Mitsui Financial Group, Inc.
4,000	4.44%, 04/02/2024 ■‡	4,077
		21,846
	Consumer Lending - 0.0%
	Minerva Luxembourg S.A.
750	7.75%, 01/31/2023 ■	772

	Depository Credit Banking - 3.3%
	Aquarius Invest. Plc Swiss Reinsurance Co., Ltd.
400	6.38%, 09/01/2024 §	424

The accompanying notes are an integral part of these financial statements.

8

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 29.9% - (continued)
Finance and Insurance - 15.1% - (continued)
		Depository Credit Banking - 3.3% - (continued)
		Bank of America Corp.
	$770	2.60%, 01/15/2019 ‡	$774
	2,615	4.00%, 04/01/2024 ‡	2,628
	425	4.88%, 04/01/2044	432
	2,625	5.63%, 07/01/2020 ‡	3,000
	695	5.75%, 12/01/2017 ‡	786
	1,320	5.88%, 01/05/2021 ‡	1,531
	700	7.63%, 06/01/2019 ‡	864
		Citigroup, Inc.
	925	1.30%, 04/01/2016 ‡	929
	1,350	1.70%, 07/25/2016 ‡	1,365
	975	2.50%, 09/26/2018 ‡	986
	510	3.88%, 10/25/2023 ‡	510
	1,850	4.59%, 12/15/2015 ‡	1,960
	600	4.88%, 05/07/2015 ‡	624
	205	5.30%, 05/06/2044 ☼	206
	1,515	5.50%, 09/13/2025 ‡	1,643
	1,835	6.13%, 08/25/2036 ‡	2,049
	4,025	6.68%, 09/13/2043 ‡	4,823
	683	8.50%, 05/22/2019 ‡	870
		HSBC Holdings plc
	1,270	4.25%, 03/14/2024 ‡	1,283
	800	5.25%, 03/14/2044 ‡	819
	700	6.50%, 09/15/2037 ‡	844
	3,400	6.80%, 06/01/2038 ‡	4,240
		PNC Bank NA
	905	6.00%, 12/07/2017 ‡	1,036
	813	6.88%, 04/01/2018 ‡	958
		PNC Financial Services Group, Inc.
	2,665	3.90%, 04/29/2024	2,670
		PNC Funding Corp.
	925	5.25%, 11/15/2015 ‡	986
		U.S. Bancorp
	1,975	0.35%, 04/22/2016 Δ	1,977
		UNIQA Insurance Group AG
EUR	300	6.88%, 07/31/2043 §	479
		Wells Fargo & Co.
	3,200	2.13%, 04/22/2019	3,180
	1,740	3.45%, 02/13/2023	1,702
	4,300	4.13%, 08/15/2023	4,385
	3,585	5.38%, 11/02/2043	3,860
			54,823
		Insurance Carriers - 1.7%
		Aetna, Inc.
	1,440	2.20%, 03/15/2019 ‡	1,441
		American International Group, Inc.
	375	8.18%, 05/15/2058	501
		AXA S.A.
	220	6.46%, 12/14/2018 §♠	236
		Massachusetts Mutual Life Insurance Co.
	1,497	8.88%, 06/01/2039 ■	2,306
		MetLife Global Funding I
	4,545	2.30%, 04/10/2019 ■	4,545
		MetLife, Inc.
	2,560	4.37%, 09/15/2023 ‡	2,750
		Nationwide Financial Services, Inc.
	1,837	5.38%, 03/25/2021 ■	2,035
		Nationwide Mutual Insurance Co.
	2,650	9.38%, 08/15/2039 ■‡	4,067
		Pacific Life Insurance Co.
	325	9.25%, 06/15/2039 ■	490
		Teachers Insurance & Annuity Association of America
	2,558	6.85%, 12/16/2039 ■‡	3,390
		Wellpoint, Inc.
	1,100	1.88%, 01/15/2018	1,094
	1,045	2.30%, 07/15/2018	1,054
	3,350	5.10%, 01/15/2044	3,574
			27,483
		International Trade Financing (Foreign Banks) - 1.4%
		Bank of Tokyo-Mitsubishi UFJ Ltd.
	1,520	2.30%, 03/10/2019 ■	1,523
		BPCE S.A.
	2,380	2.50%, 12/10/2018 ‡	2,397
	2,780	5.15%, 07/21/2024 ■‡	2,827
	2,775	5.70%, 10/22/2023 ■‡	2,938
		Royal Bank of Scotland Group plc
	3,000	2.55%, 09/18/2015 ‡	3,064
	1,665	6.13%, 12/15/2022 ‡	1,772
	850	9.50%, 03/16/2022 §	995
		Santander U.S. Debt S.A.
	3,400	3.72%, 01/20/2015 ■‡	3,463
		Societe Generale
	475	7.88%, 12/18/2023 ■♠	497
	500	8.25%, 11/29/2018 §♠	543
		Standard Chartered plc
	975	4.00%, 07/12/2022 §	1,000
		TSMC Global Ltd.
	1,640	1.63%, 04/03/2018 ■	1,613
			22,632
		Nondepository Credit Banking - 1.8%
		Capital One Financial Corp.
	710	2.45%, 04/24/2019	712
	390	3.75%, 04/24/2024	391
	1,750	6.15%, 09/01/2016 ‡	1,946
		CIT Group, Inc.
	1,000	3.88%, 02/19/2019	1,011
	40	5.00%, 05/15/2017	43
	1,044	5.50%, 02/15/2019 ■	1,125
	485	6.63%, 04/01/2018 ■	541
		Discover Financial Services
	2,600	5.20%, 04/27/2022 ‡	2,826
		Ford Motor Credit Co. LLC
	1,025	5.00%, 05/15/2018 ‡	1,138
	2,065	5.88%, 08/02/2021 ‡	2,394
	215	6.63%, 08/15/2017	248
		General Electric Capital Corp.
	1,675	4.63%, 01/07/2021 ‡	1,853
	4,575	5.30%, 02/11/2021 ‡	5,177
	210	5.88%, 01/14/2038	251
	1,700	6.25%, 12/15/2022 ‡♠	1,847
		General Motors Financial Co., Inc.
	3,640	4.75%, 08/15/2017 ‡	3,895
	1,010	6.25%, 10/02/2043 ■	1,106
		General Motors, Inc.
	500	3.50%, 10/02/2018 ■	511

The accompanying notes are an integral part of these financial statements.

9

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 29.9% - (continued)
Finance and Insurance - 15.1% - (continued)
	Nondepository Credit Banking - 1.8% - (continued)
	SLM Corp.
$630	5.50%, 01/15/2019 ‡	$667
395	7.25%, 01/25/2022 ‡	435
1,245	8.45%, 06/15/2018 ‡	1,468
		29,585
	Real Estate Investment Trust (REIT) - 1.9%
	Brandywine Operating Partnership L.P.
2,900	3.95%, 02/15/2023 ‡	2,879
	HCP, Inc.
1,300	2.63%, 02/01/2020 ‡	1,295
1,605	4.25%, 11/15/2023 ‡	1,655
2,175	6.00%, 01/30/2017 ‡	2,445
	Health Care REIT, Inc.
1,005	2.25%, 03/15/2018 ‡	1,017
1,000	4.13%, 04/01/2019 ‡	1,073
3,450	4.50%, 01/15/2024 ‡	3,593
	Kimco Realty Corp.
3,850	3.13%, 06/01/2023 ‡	3,667
615	4.30%, 02/01/2018 ‡	662
	Liberty Property L.P.
950	3.38%, 06/15/2023 ‡	902
860	4.13%, 06/15/2022 ‡	882
	Mid-America Apartments L.P.
1,540	4.30%, 10/15/2023 ‡	1,578
	Realty Income Corp.
1,865	3.25%, 10/15/2022 ‡	1,798
1,420	4.65%, 08/01/2023 ‡	1,502
	UDR, Inc.
785	3.70%, 10/01/2020 ‡	808
	Ventas Realty L.P.
845	2.00%, 02/15/2018	848
1,520	2.70%, 04/01/2020	1,506
2,750	3.25%, 08/15/2022	2,697
		30,807
	Securities and Commodity Contracts and Brokerage - 3.5%
	Bear Stearns & Co., Inc.
1,905	5.55%, 01/22/2017 ‡	2,114
	Goldman Sachs Group, Inc.
850	4.00%, 03/03/2024 ‡	853
500	5.70%, 05/10/2019 ♠	510
2,330	5.75%, 01/24/2022 ‡	2,658
2,696	6.00%, 06/15/2020 ‡	3,117
1,700	6.45%, 05/01/2036 ‡	1,907
3,800	6.75%, 10/01/2037 ‡	4,371
	JP Morgan Chase & Co.
1,705	3.38%, 05/01/2023 ‡	1,632
4,400	4.35%, 08/15/2021 ‡	4,735
500	4.63%, 05/10/2021 ‡	548
4,305	5.63%, 08/16/2043 ‡	4,708
2,745	6.00%, 01/15/2018 ‡	3,147
	Merrill Lynch & Co., Inc.
1,316	5.70%, 05/02/2017 ‡	1,457
8,345	6.05%, 05/16/2016 ‡	9,105
2,235	7.75%, 05/14/2038 ‡	3,004
	Morgan Stanley
250	1.75%, 02/25/2016 ‡	253
2,375	2.13%, 04/25/2018 ‡	2,381
2,425	2.50%, 01/24/2019 ‡	2,427
2,275	4.88%, 11/01/2022 ‡	2,401
525	5.45%, 07/15/2019 ♠	530
3,590	5.75%, 01/25/2021 ‡	4,119
505	7.30%, 05/13/2019 ‡	612
	UBS AG Stamford CT
680	7.63%, 08/17/2022	808
		57,397
		248,156
Health Care and Social Assistance - 1.3%
	Drugs and Druggists' Sundries Merchant Wholesalers - 0.1%
	McKesson Corp.
1,030	2.28%, 03/15/2019 ‡	1,027
795	3.80%, 03/15/2024 ‡	804
		1,831
	General Medical and Surgical Hospitals - 0.4%
	Community Health Systems, Inc.
350	5.13%, 08/01/2021 ■	357
	HCA, Inc.
1,785	6.50%, 02/15/2020 ‡	1,990
1,336	7.50%, 11/15/2095 ‡	1,169
	Memorial Sloan-Kettering Cancer Center
1,985	5.00%, 07/01/2042 ‡	2,126
	Tenet Healthcare Corp.
1,575	6.00%, 10/01/2020 ■	1,654
		7,296
	Health and Personal Care Stores - 0.3%
	CVS Caremark Corp.
3,567	8.35%, 07/10/2031 ■‡	4,632

	Individual and Family Services - 0.0%
	Wellcare Health Plans, Inc.
295	5.75%, 11/15/2020	315

	Pharmaceutical and Medicine Manufacturing - 0.4%
	Allergan, Inc.
1,230	2.80%, 03/15/2023	1,121
	Gilead Sciences, Inc.
1,870	3.70%, 04/01/2024 ‡	1,898
	Mylan, Inc.
1,165	6.00%, 11/15/2018 ■	1,226
	Warner Chilcott plc
1,400	7.75%, 09/15/2018	1,487
		5,732
	Specialty Hospital-Except Psychiatric & Drug Abuse - 0.1%
	Fresenius Medical Care U.S. Finance II, Inc.
1,385	5.63%, 07/31/2019 ■	1,506

		21,312
Information - 2.2%
	Cable and Other Program Distribution - 0.4%
	Cox Communications, Inc.
4,300	2.95%, 06/30/2023 ■‡	4,036

The accompanying notes are an integral part of these financial statements.

10

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 29.9% - (continued)
Information - 2.2% - (continued)
	Cable and Other Program Distribution - 0.4% - (continued)
	DISH DBS Corp.
$225	6.75%, 06/01/2021	$254
1,200	7.88%, 09/01/2019 ‡	1,424
	TCI Communications, Inc.
685	8.75%, 08/01/2015 ‡	754
		6,468
	Data Processing Services - 0.1%
	Audatex North America, Inc.
795	6.00%, 06/15/2021 ■	853

	Software Publishers - 0.1%
	Activision Blizzard, Inc.
2,185	5.63%, 09/15/2021 ■	2,330

	Telecommunications - Other - 0.2%
	Sprint Nextel Corp.
1,055	7.00%, 03/01/2020 ■	1,217
947	9.00%, 11/15/2018 ■	1,154
	Telefonica Emisiones SAU
775	3.99%, 02/16/2016 ‡	815
	Wind Acquisition Finance S.A.
820	7.25%, 02/15/2018 ■	863
		4,049
	Telecommunications - Wired Carriers - 0.1%
	Unitymedia Hessen GmbH & Co.
1,655	7.50%, 03/15/2019 ■	1,783

	Telecommunications - Wireless Carriers - 0.2%
	T-Mobile USA, Inc.
1,035	6.46%, 04/28/2019 ‡	1,097
425	6.63%, 04/28/2021 ‡	459
	Vimpelcom Holdings
1,810	5.95%, 02/13/2023 ■	1,620
		3,176
	Wireless Communications Services - 1.1%
	Verizon Communications, Inc.
2,475	3.65%, 09/14/2018	2,643
5,065	5.15%, 09/15/2023	5,583
2,030	6.40%, 02/15/2038	2,429
5,825	6.55%, 09/15/2043	7,185
		17,840
		36,499
Machinery Manufacturing - 0.4%
	Agriculture, Construction, Mining and Machinery - 0.1%
	Case New Holland Industrial, Inc.
2,200	7.88%, 12/01/2017 ‡	2,585

	Other General Purpose Machinery Manufacturing - 0.3%
	Hutchison Whampoa International Ltd.
4,600	2.00%, 11/08/2017 ■‡	4,630

		7,215
Mining - 0.2%
	Coal Mining - 0.1%
	Peabody Energy Corp.
1,030	6.50%, 09/15/2020 ‡	1,074
	Metal Ore Mining - 0.1%
	Glencore Funding LLC
1,835	1.70%, 05/27/2016 ■	1,845
	Newmont Mining Corp.
665	4.88%, 03/15/2042	574
		2,419
		3,493
Motor Vehicle and Parts Manufacturing - 0.0%
	Motor Vehicle Parts Manufacturing - 0.0%
	TRW Automotive, Inc.
425	7.25%, 03/15/2017 ■	489

Petroleum and Coal Products Manufacturing - 2.0%
	Natural Gas Distribution - 0.2%
	Ferrellgas Partners L.P.
1,204	6.50%, 05/01/2021 ‡	1,264
	Williams Partners L.P.
2,200	4.30%, 03/04/2024	2,247
		3,511
	Oil and Gas Extraction - 1.5%
	Anadarko Petroleum Corp.
1,345	6.38%, 09/15/2017 ‡	1,554
	Cenovus Energy, Inc.
4,725	5.20%, 09/15/2043 ‡	5,082
	CNPC General Capital
3,700	1.45%, 04/16/2016 ■‡	3,696
	Denbury Resources, Inc.
350	5.50%, 05/01/2022	354
	EDC Finance Ltd.
1,405	4.88%, 04/17/2020 ■	1,243
	Harvest Operations Corp.
736	6.88%, 10/01/2017 ‡	798
	Lukoil International Finance B.V.
3,800	3.42%, 04/24/2018 ■‡	3,573
475	6.13%, 11/09/2020 §	476
	Nexen, Inc.
485	7.50%, 07/30/2039 ‡	638
	Pemex Project Funding Master Trust
2,350	6.63%, 06/15/2035 ‡	2,632
	Petrobras Global Finance Co.
1,775	3.00%, 01/15/2019 ‡	1,719
	Petrobras International Finance Co.
565	5.38%, 01/27/2021 ‡	579
	Pioneer Natural Resources Co.
290	6.65%, 03/15/2017 ‡	329
910	7.50%, 01/15/2020 ‡	1,115
	Plains Exploration & Production Co.
900	6.88%, 02/15/2023	1,008
		24,796
	Petroleum and Coal Products Manufacturing - 0.2%
	Tesoro Corp.
105	5.13%, 04/01/2024	105
	Valero Energy Corp.
1,911	9.38%, 03/15/2019	2,495
		2,600

The accompanying notes are an integral part of these financial statements.

11

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 29.9% - (continued)
Petroleum and Coal Products Manufacturing - 2.0% - (continued)
	Support Activities For Mining - 0.1%
	Transocean, Inc.
$800	6.38%, 12/15/2021 ‡	$904
375	6.80%, 03/15/2038	405
		1,309
		32,216
Pipeline Transportation - 1.4%
	Pipeline Transportation of Natural Gas - 1.4%
	El Paso Corp.
900	7.00%, 06/15/2017 ‡	1,015
	Energy Transfer Equity L.P.
1,700	3.60%, 02/01/2023 ‡	1,653
3,975	5.95%, 10/01/2043 ‡	4,354
2,590	6.50%, 02/01/2042 ‡	3,006
1,138	7.50%, 10/15/2020 ‡	1,312
	Enterprise Products Operating LLC
3,215	3.90%, 02/15/2024 ‡	3,251
	Kinder Morgan Energy Partners L.P.
3,475	5.50%, 03/01/2044 ‡	3,630
	Kinder Morgan Finance Co.
4,330	6.00%, 01/15/2018 ■‡	4,736
		22,957
Primary Metal Manufacturing - 0.1%
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.1%
	ArcelorMittal
1,310	9.50%, 02/15/2015 ‡	1,388
	United States Steel Corp.
440	7.38%, 04/01/2020	492
		1,880
Printing and Related Support Activities - 0.1%
	Printing and Related Support Activities - 0.1%
	Deluxe Corp.
760	7.00%, 03/15/2019 ‡	821

Rail Transportation - 0.1%
	Rail Transportation - 0.1%
	Canadian Pacific Railway
725	9.45%, 08/01/2021 ‡	979

Real Estate, Rental and Leasing - 1.1%
	Activities Related To Real Estate - 0.1%
	Duke Realty L.P.
1,750	3.63%, 04/15/2023 ‡	1,685
	Kennedy-Wilson, Inc.
695	5.88%, 04/01/2024	694
		2,379
	Automotive Equipment Rental and Leasing - 0.1%
	Ryder System, Inc.
1,095	2.55%, 06/01/2019 ‡	1,100

	General Rental Centers - 0.1%
	ERAC USA Finance Co.
1,700	6.38%, 10/15/2017 ■	1,952

	Industrial Machinery and Equipment Rental and Leasing - 0.3%
	GATX Corp.
475	3.50%, 07/15/2016	499
	International Lease Finance Corp.
2,405	5.88%, 04/01/2019 ‡	2,610
1,025	6.75%, 09/01/2016 ■	1,140
		4,249
	Lessors of Real Estate - 0.5%
	American Tower Corp.
950	5.00%, 02/15/2024	1,010
	ProLogis L.P.
6,950	3.35%, 02/01/2021 ‡	7,002
		8,012
		17,692
Retail Trade - 0.7%
	Automobile Dealers - 0.1%
	Jaguar Land Rover plc
850	8.13%, 05/15/2021 ■	962

	Automotive Parts, Accessories and Tire Stores - 0.2%
	AutoZone, Inc.
2,899	3.70%, 04/15/2022 ‡	2,942
	O'Reilly Automotive, Inc.
50	3.85%, 06/15/2023	50
		2,992
	Building Material and Supplies Dealers - 0.0%
	Building Materials Corp.
831	7.50%, 03/15/2020 ■	891

	Clothing Stores - 0.1%
	Carter's, Inc.
1,375	5.25%, 08/15/2021 ■	1,423

	Electronics and Appliance Stores - 0.1%
	Arcelik AS
1,265	5.00%, 04/03/2023 ■	1,188

	Other General Merchandise Stores - 0.2%
	Wal-Mart Stores, Inc.
3,505	3.30%, 04/22/2024	3,497

	Other Miscellaneous Store Retailers - 0.0%
	Sotheby's
910	5.25%, 10/01/2022 ■	883

		11,836
Transportation Equipment Manufacturing - 0.1%
	Railroad Rolling Stock Manufacturing - 0.1%
	Kansas City Southern de Mexico S.A. de C.V.
1,385	3.00%, 05/15/2023 ‡	1,284

Truck Transportation - 0.3%
	Specialized Freight Trucking - 0.3%
	Penske Truck Leasing Co.
3,475	2.88%, 07/17/2018 ■‡	3,536
1,265	4.88%, 07/11/2022 ■	1,355
		4,891

The accompanying notes are an integral part of these financial statements.

12

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 29.9% - (continued)
Utilities - 0.8%
		Electric Generation, Transmission and Distribution - 0.8%
		AES (The) Corp.
	$195	5.50%, 03/15/2024	$195
	375	9.75%, 04/15/2016 ‡	433
		Calpine Corp.
	1,055	7.50%, 02/15/2021 ■	1,152
	104	7.50%, 02/15/2021 §	114
		CenterPoint Energy, Inc.
	1,700	6.85%, 06/01/2015 ‡	1,810
		Dolphin Subsidiary II, Inc.
	300	7.25%, 10/15/2021	322
		EDP Finance B.V.
	360	5.25%, 01/14/2021 ■	374
		MidAmerican Energy Holdings Co.
	3,385	8.48%, 09/15/2028 ‡	4,918
		Pacific Gas & Electric Co.
	725	3.75%, 02/15/2024 ‡	738
	1,500	8.25%, 10/15/2018 ‡	1,864
		Xcel Energy, Inc.
	1,340	6.50%, 07/01/2036	1,736
			13,656
Wholesale Trade - 0.1%
		Beer, Wine, Distilled Alcoholic Beverage Wholesalers - 0.1%
		SABMiller Holdings, Inc.
	750	3.75%, 01/15/2022 ■	774

		Total Corporate Bonds
		(Cost $469,480)	$490,494

Foreign Government Obligations - 3.6%
		Brazil - 0.5%
		Brazil (Republic of)
	$2,300	4.88%, 01/22/2021 ‡	$2,484
BRL	11,628	6.00%, 05/15/2045 ◄	4,865
BRL	3,921	10.00%, 01/01/2017	1,671
			9,020
		Colombia - 0.2%
		Colombia (Republic of)
COP	2,978,251	3.50%, 04/17/2019	1,574
COP	3,143,700	7.00%, 05/04/2022	1,689
			3,263
		Japan - 2.1%
		Japan (Government of)
JPY	3,234,492	0.10%, 09/10/2023 ◄	34,515

		Mexico - 0.4%
		United Mexican States
MXN	21,467	2.00%, 06/09/2022 ◄	1,594
	2,824	4.75%, 03/08/2044 ‡	2,725
MXN	18,682	8.00%, 12/07/2023	1,615
			5,934
		Peru - 0.2%
		Peru (Republic of)
PEN	7,750	8.20%, 08/12/2026	3,189

		Russia - 0.2%
		Russia (Federation of)
	1,000	3.63%, 04/29/2015 §	1,014
RUB	57,400	8.15%, 02/03/2027 Δ	1,479
			2,493
		Total Foreign Government Obligations
		(Cost $55,810)	$58,414

Municipal Bonds - 1.3%
		General Obligations - 0.4%
		California State GO
	$1,300	7.50%, 04/01/2034 ‡	$1,795
		California State GO, Taxable
	3,125	7.55%, 04/01/2039 ‡	4,427
		Illinois State GO
	185	5.88%, 03/01/2019	208
			6,430
		Higher Education (Univ., Dorms, etc.) - 0.3%
		Massachusetts State Development Fin Agency Rev
	130	5.35%, 12/01/2028	140
		University of California
	2,365	4.60%, 05/15/2031 ╦	2,533
	3,025	5.00%, 05/15/2038 ╦	3,332
			6,005
		Miscellaneous - 0.2%
		Employees Retire System Govt of Cmwlth Puerto Rico
	1,570	6.20%, 07/01/2039 ‡	862
		Puerto Rico Commonwealth Govt Retirement System
	800	6.55%, 07/01/2058 ‡	424
		Puerto Rico Government Employees Retirement System
	3,350	6.30%, 07/01/2043 ‡	1,817
			3,103
		Tax Allocation - 0.2%
		New York City, NY, Transitional FA Rev
	3,085	5.00%, 11/01/2038 - 05/01/2042 ‡	3,368

		Utilities - Electric - 0.1%
		Municipal Elec Auth Georgia
	1,285	6.64%, 04/01/2057 ‡	1,482

		Utilities - Water and Sewer - 0.1%
		Baltimore, MD, Proj Rev
	1,270	5.00%, 07/01/2042 - 07/01/2043 ‡	1,390

		Total Municipal Bonds
		(Cost $20,727)	$21,778

Senior Floating Rate Interests ♦ - 5.7%
Administrative Waste Management and Remediation - 0.1%
		Business Support Services - 0.1%
		Audio Visual Services Group, Inc.
	$540	4.50%, 01/25/2021	$540

The accompanying notes are an integral part of these financial statements.

13

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 5.7% - (continued)
Administrative Waste Management and Remediation - 0.1% - (continued)
	Services to Buildings and Dwellings - 0.0%
	ServiceMaster (The) Co.
$424	4.41%, 01/31/2017	$424

		964
Agriculture, Construction, Mining and Machinery - 0.0%
	Other General Purpose Machinery Manufacturing - 0.0%
	Signode Industrial Group US, Inc.
750	04/08/2021 ◊☼	745

Air Transportation - 0.0%
	Scheduled Air Transportation - 0.0%
	Delta Air Lines, Inc.
449	3.50%, 10/18/2018	447

Apparel Manufacturing - 0.1%
	Apparel Knitting Mills - 0.1%
	Bauer Performance Sports Ltd.
240	4.50%, 04/15/2021	240
	Kate Spade & Co.
660	04/09/2021 ◊☼	659
		899
Arts, Entertainment and Recreation - 0.3%
	Cable and Other Subscription Programming - 0.1%
	CSC Holdings, Inc.
437	2.65%, 04/17/2020	430
	Numericable
550	3.98%, 04/23/2020 ☼	549
		979
	Gambling Industries - 0.2%
	Caesars Entertainment Operating Co., Inc.
1,154	4.40%, 01/28/2018	1,062
1,174	5.40%, 01/28/2018	1,095
	Caesars Growth Property Holdings LLC
335	04/09/2021 ◊☼	333
	MGM Resorts International
617	3.50%, 12/20/2019	613
	Seminole (The) Tribe of Florida, Inc.
623	3.00%, 04/29/2020	619
	Station Casinos LLC
184	4.25%, 03/02/2020	184
		3,906
	Newspaper, Periodical, Book and Database Publisher - 0.0%
	Tribune Co.
574	4.00%, 12/27/2020	572

	Radio and Television Broadcasting - 0.0%
	XO Communications LLC
280	4.25%, 03/20/2021	280

		5,737
Beverage and Tobacco Product Manufacturing - 0.1%
	Beverage Manufacturing - 0.1%
	Constellation Brands, Inc.
1,072	2.75%, 06/05/2020	1,074

Chemical Manufacturing - 0.4%
	Basic Chemical Manufacturing - 0.2%
	Huntsman International LLC, Extended Term Loan B
346	2.70%, 04/19/2017	345
	Minerals Technologies, Inc.
445	04/14/2021 ◊☼	445
	Momentive Performance Materials, Inc.
555	04/30/2015 ◊☼	555
	Pinnacle Operating Corp.
1,163	3.25%, 04/29/2020	1,152
394	4.75%, 11/15/2018	393
	PQ Corp.
593	4.00%, 08/07/2017	592
	W.R. Grace & Co.
188	1.00%, 02/03/2021 ☼Б	187
461	3.00%, 02/03/2021	458
		4,127
	Other Chemical and Preparations Manufacturing - 0.2%
	Axil Coating Systems
134	4.00%, 02/01/2020	134
	Cytec Industries, Inc.
107	4.50%, 10/03/2019	106
	Ineos US Finance LLC
1,776	3.75%, 05/04/2018	1,758
	Monarch, Inc.
206	4.50%, 10/03/2019	205
	Univar, Inc.
190	5.00%, 06/30/2017	189
	Utex Industries, Inc.
104	4.50%, 04/10/2020	104
		2,496
		6,623
Computer and Electronic Product Manufacturing - 0.3%
	Computer and Peripheral - 0.2%
	CDW LLC
1,277	3.25%, 04/29/2020	1,262
	Verint Systems, Inc.
1,651	3.50%, 09/06/2019	1,643
		2,905
	Semiconductor, Electronic Components - 0.1%
	Avago Technologies Ltd.
655	04/16/2021 ◊☼	657
	Freescale Semiconductor, Inc.
249	4.25%, 02/28/2020	249
598	5.00%, 01/15/2021	601
	NXP Semiconductors Netherlands B.V.
711	3.75%, 01/11/2020	705
		2,212
		5,117
Finance and Insurance - 0.8%
	Activities Related To Credit Banking - 0.1%
	Evertec LLC
948	3.50%, 04/17/2020	929

	Agencies, Brokerages and Other Insurance - 0.2%
	Cooper Gay Swett & Crawford Ltd.
362	5.00%, 04/16/2020	351
	Sedgwick CMS Holdings, Inc.
2,250	3.75%, 03/01/2021	2,219
580	6.75%, 02/28/2022	573

The accompanying notes are an integral part of these financial statements.

14

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 5.7% - (continued)
Finance and Insurance - 0.8% - (continued)
	Agencies, Brokerages and Other Insurance - 0.2% - (continued)
	USI Insurance Services LLC
$895	4.25%, 12/27/2019 ☼	$893
		4,036
	Captive Auto Finance - 0.2%
	Chrysler Group LLC
1,090	3.25%, 12/31/2018	1,081
1,780	3.50%, 05/24/2017	1,777
		2,858
	Insurance Carriers - 0.1%
	Asurion LLC
274	4.25%, 07/08/2020	270
495	5.00%, 05/24/2019	495
715	8.50%, 03/03/2021	734
	National Financial Partners Corp.
165	5.25%, 07/01/2020	165
		1,664
	Other Financial Investment Activities - 0.2%
	Nuveen Investments, Inc.
2,577	4.15%, 05/13/2017	2,575
	Ocwen Financial Corp.
188	5.00%, 02/15/2018	189
		2,764
	Real Estate Investment Trust (REIT) - 0.0%
	Walter Investment Management Corp.
789	4.75%, 12/18/2020	782

	Securities, Commodities and Brokerage - 0.0%
	Interactive Data Corp.
391	04/23/2019 ◊☼	390

		13,423
Food Manufacturing - 0.2%
	Other Food Manufacturing - 0.2%
	H.J. Heinz Co.
2,263	3.50%, 06/05/2020	2,266
	Hearthside Food Solutions
290	08/17/2021 ◊☼	290
	Hostess Brands, Inc.
160	6.75%, 04/09/2020	166
	Roundy's Supermarkets, Inc.
265	5.75%, 03/03/2021	265
	U.S. Foodservice, Inc.
459	4.50%, 03/31/2019	459
		3,446
Food Services - 0.2%
	Full-Service Restaurants - 0.2%
	ARAMARK Corp.
1,120	3.25%, 02/24/2021	1,108
	OSI Restaurant Partners, Inc.
1,647	3.50%, 10/28/2019	1,643
		2,751
Furniture and Related Product Manufacturing - 0.0%
	Household, Institution Furniture, Kitchen Cabinet - 0.0%
	Tempur-Pedic International, Inc.
440	3.50%, 03/18/2020	437
	Other Furniture Related Product Manufacturing - 0.0%
	Wilsonart International Holding LLC
316	4.00%, 10/31/2019	312
		749
Health Care and Social Assistance - 0.3%
	General Medical and Surgical Hospitals - 0.1%
	Community Health Systems, Inc.
608	4.25%, 01/27/2021	610
	HCA, Inc.
572	2.90%, 03/31/2017	571
970	2.98%, 05/01/2018	969
		2,150
	Medical and Diagnostic Laboratories - 0.0%
	American Renal Holdings, Inc.
524	4.50%, 08/20/2019	521

	Pharmaceutical and Medicine Manufacturing - 0.1%
	Ikaria Acquistion, Inc.
250	5.00%, 02/12/2021	251
	Mallinckrodt International Finance S.A.
675	3.50%, 03/19/2021	669
	Pharmedium Healthcare Corp.
280	4.25%, 01/28/2021	278
100	7.75%, 01/28/2022	100
		1,298
	Scientific Research and Development Services - 0.1%
	Grifols Worldwide Operations USA, Inc.
490	3.15%, 02/27/2021	488
	IMS Health, Inc.
461	3.50%, 03/17/2021	459
	Jazz Pharmaceuticals, Inc.
429	3.25%, 06/12/2018	428
		1,375
		5,344
Information - 1.1%
	Cable and Other Program Distribution - 0.3%
	Charter Communications Operating LLC, Term Loan E
1,370	3.00%, 07/01/2020	1,348
	Charter Communications Operating LLC, Term Loan F
491	3.00%, 01/03/2021	483
	UPC Financing Partnership
520	3.25%, 06/30/2021	516
	Virgin Media Finance plc
1,970	3.50%, 06/07/2020	1,956
		4,303
	Data Processing Services - 0.3%
	Emdeon, Inc.
645	3.75%, 11/02/2018	644
	First Data Corp.
830	4.15%, 09/24/2018 - 03/24/2021	828
	First Data Corp., Extended 1st Lien Term Loan
2,555	4.15%, 03/23/2018	2,550
	La Quinta Intermediate Holdings
630	4.00%, 04/14/2021	629
		4,651

The accompanying notes are an integral part of these financial statements.

15

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 5.7% - (continued)
Information - 1.1% - (continued)
	Software Publishers - 0.2%
	Eagle Parent, Inc.
$195	4.00%, 05/16/2018	$195
	Hyland Software, Inc.
156	4.75%, 02/19/2021	156
	Kronos, Inc.
1,233	4.50%, 10/30/2019	1,234
315	9.75%, 04/30/2020 ☼	324
	Lawson Software, Inc.
1,048	3.75%, 06/03/2020	1,039
	Web.com Group, Inc.
381	4.50%, 10/27/2017	383
		3,331
	Telecommunications - Other - 0.2%
	Nine Entertainment Group Ltd.
559	3.25%, 02/05/2020	551
	Ziggo B.V.
784	01/15/2022 ◊☼	769
1,216	3.25%, 01/15/2022 ☼	1,194
		2,514
	Telecommunications - Wireless Carriers - 0.1%
	Alcatel-Lucent
1,799	4.50%, 01/30/2019	1,799
	Light Tower Fiber LLC
238	4.00%, 04/13/2020	237
	Syniverse Holdings, Inc.
456	4.00%, 04/23/2019	454
		2,490
		17,289
Mining - 0.2%
	Metal Ore Mining - 0.1%
	Fortescue Metals Group Ltd.
1,103	4.25%, 06/28/2019	1,102

	Mining and Quarrying Nonmetallic Mineral - 0.1%
	Arch Coal, Inc.
1,843	6.25%, 05/16/2018	1,790

		2,892
Miscellaneous Manufacturing - 0.1%
	Aerospace Product and Parts Manufacturing - 0.0%
	DigitalGlobe, Inc.
361	3.75%, 01/31/2020	362
	Hamilton Sundstrand Corp.
338	4.00%, 12/13/2019	337
		699
	Miscellaneous Manufacturing - 0.1%
	Reynolds Group Holdings, Inc.
760	4.00%, 11/30/2018	760

		1,459
Motor Vehicle and Parts Manufacturing - 0.1%
	Motor Vehicle Parts Manufacturing - 0.1%
	Tower Automotive Holdings USA LLC
1,107	4.00%, 04/23/2020	1,101

Nonmetallic Mineral Product Manufacturing - 0.0%
	Glass and Glass Product Manufacturing - 0.0%
	Ardagh Holdings USA, Inc.
210	4.00%, 12/17/2019	209
	Libbey Glass, Inc.
200	3.75%, 04/09/2021	199
		408
Other Services - 0.1%
	Commercial/Industrial Machine and Equipment - 0.1%
	Apex Tool Group LLC
104	4.50%, 01/31/2020	103
	Rexnord LLC
871	4.00%, 08/21/2020	866
		969
Petroleum and Coal Products Manufacturing - 0.1%
	Oil and Gas Extraction - 0.1%
	Endeavour International Corp.
231	8.25%, 11/30/2017	228
	Fieldwood Energy LLC
658	3.88%, 09/28/2018	656
	Seadrill Ltd.
653	4.00%, 02/21/2021	649
		1,533
Pipeline Transportation - 0.1%
	Pipeline Transportation of Crude Oil - 0.0%
	Philadelphia Energy Solutions LLC
366	6.25%, 04/04/2018	327

	Pipeline Transportation of Natural Gas - 0.1%
	EP Energy LLC
645	4.50%, 04/30/2019	644

		971
Plastics and Rubber Products Manufacturing - 0.2%
	Plastics Product Manufacturing - 0.2%
	Berry Plastics Group, Inc.
1,535	3.50%, 02/08/2020	1,519
	Consolidated Container Co.
512	5.00%, 07/03/2019	513
	Entegros, Inc.
490	03/05/2021 ◊☼	485
		2,517
Primary Metal Manufacturing - 0.1%
	Alumina and Aluminum Production and Processing - 0.1%
	Novelis, Inc.
2,275	3.75%, 03/10/2017	2,267

Professional, Scientific and Technical Services - 0.1%
	Advertising and Related Services - 0.0%
	CBS Outdoor Americas Capital
455	3.00%, 01/31/2021	452

	Professional Services - Computer Sys Design and Related - 0.1%
	MoneyGram International, Inc.
1,007	4.25%, 03/27/2020	981
	Paradigm Ltd., Term Loan B2
305	10.50%, 07/30/2020	308
		1,289
		1,741

The accompanying notes are an integral part of these financial statements.

16

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 5.7% - (continued)
Real Estate, Rental and Leasing - 0.1%
	Activities Related To Real Estate - 0.1%
	SBA Senior Finance II LLC
$1,840	3.25%, 03/24/2021	$1,827

	Industrial Machinery and Equipment Rental and Leasing - 0.0%
	International Lease Finance Corp.
325	3.50%, 03/06/2021	324

		2,151
Retail Trade - 0.4%
	Automobile Dealers - 0.0%
	TI Automotive Ltd.
406	5.50%, 03/28/2019	407

	Automotive Parts, Accessories and Tire Stores - 0.1%
	Affinia Group, Inc.
308	4.75%, 04/25/2020	306
	Cooper-Standard Automotive, Inc.
340	4.00%, 04/04/2021	339
		645
	Building Material and Supplies Dealers - 0.1%
	American Builders & Contractors Supply Co., Inc.
423	3.50%, 04/16/2020	420
	Southwire Co.
1,130	3.25%, 02/10/2021	1,127
		1,547
	Clothing Stores - 0.0%
	Land's End, Inc.
345	4.25%, 04/04/2021	345

	Department Stores - 0.1%
	Neiman Marcus (The) Group, Inc.
689	4.25%, 10/25/2020	687

	Grocery Stores - 0.0%
	Sprouts Farmers Markets Holdings LLC
218	4.00%, 04/23/2020	218

	Other Miscellaneous Store Retailers - 0.0%
	Rite Aid Corp.
318	3.50%, 02/21/2020	317
115	5.75%, 08/21/2020	117
		434
	Specialty Food Stores - 0.1%
	Weight Watchers International, Inc.
2,633	4.00%, 04/02/2020	2,060

	Sporting Goods, Hobby and Musical Instrument Store - 0.0%
	Michaels Stores, Inc.
455	3.75%, 01/28/2020	455

		6,798
Services - 0.0%
	Printing and Related Support Activities - 0.0%
	Harland Clarke Holdings Corp.
199	6.00%, 08/04/2019	200

Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Spotless Group
274	5.00%, 10/02/2018	275

Truck Transportation - 0.0%
	Freight Trucking - General - 0.0%
	Nexeo Solutions LLC
291	5.00%, 09/09/2017	290

Utilities - 0.2%
	Electric Generation, Transmission and Distribution - 0.2%
	Calpine Corp.
1,022	3.25%, 01/31/2022	1,002
	Dynegy, Inc.
244	4.00%, 04/23/2020	244
	Star West Generation LLC
1,366	4.25%, 03/13/2020	1,366
	Texas Competitive Electric Holdings Co. LLC
350	4.74%, 10/10/2017 Ψ	264
		2,876
	Total Senior Floating Rate Interests
	(Cost $93,885)	$93,056

U.S. Government Agencies - 37.4%
	FHLMC - 9.9%
$30,368	0.37%, 10/25/2020 ►	$495
13,959	2.00%, 08/25/2018 ►	1,034
30,000	3.00%, 05/15/2044 ☼	29,204
30,300	3.50%, 05/15/2029 - 05/15/2044 ☼	30,907
53,972	4.00%, 08/01/2025 - 05/15/2044 ☼	56,601
14,700	4.50%, 05/15/2044 ☼	15,786
9,500	5.00%, 05/15/2044 ☼	10,394
13,233	5.50%, 11/01/2037 - 06/01/2041	14,556
3,297	6.00%, 01/01/2023 - 06/01/2038	3,685
		162,662
	FNMA - 16.4%
3,194	2.14%, 11/01/2022	3,037
4,580	2.15%, 10/01/2022	4,380
2,188	2.20%, 12/01/2022	2,089
1,283	2.28%, 11/01/2022	1,231
1,085	2.34%, 11/01/2022	1,045
990	2.40%, 10/01/2022	959
852	2.42%, 11/01/2022	826
874	2.47%, 11/01/2022	850
10,117	2.50%, 01/01/2043 - 08/01/2043	9,448
86,810	3.00%, 05/15/2029 - 05/15/2044 ☼	86,985
62,000	3.50%, 05/15/2029 - 05/15/2044 ☼	62,994
4,259	4.00%, 06/01/2025 - 05/15/2044	4,508
1,268	4.02%, 11/01/2028	1,308
46,127	4.50%, 08/01/2024 - 05/15/2044 ☼	49,523
5,211	5.00%, 04/01/2018 - 05/15/2044 ☼	5,652
24,540	5.50%, 01/01/2017 - 06/15/2044 ☼	27,196
3,335	5.50%, 06/25/2042 ►	593
5,436	6.00%, 05/01/2016 - 10/01/2038	6,082
58	7.00%, 10/01/2037	60
71	7.50%, 12/01/2029 - 09/01/2031	81
		268,847
	GNMA - 11.1%
3,900	3.00%, 05/15/2044 ☼	3,877
14,847	3.50%, 05/15/2042 - 05/15/2043	15,295

The accompanying notes are an integral part of these financial statements.

17

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
U.S. Government Agencies - 37.4% - (continued)
	GNMA - 11.1% - (continued)
$94,294	4.00%, 09/20/2040 - 05/15/2044 ☼	$99,765
32,342	4.50%, 07/15/2033 - 05/15/2044 ☼	35,064
5,000	5.00%, 05/15/2044 ☼	5,481
5,615	5.50%, 05/15/2033 - 05/15/2044 ☼	6,248
13,527	6.00%, 02/15/2029 - 05/15/2044 ☼	15,224
803	6.50%, 09/15/2028 - 07/15/2032	912
		181,866
	Total U.S. Government Agencies
	(Cost $609,608)	$613,375

U.S. Government Securities - 25.6%
U.S. Treasury Securities - 25.6%
	U.S. Treasury Bonds - 4.8%
$16,625	1.38%, 02/15/2044 ◄‡	$17,670
230	2.88%, 05/15/2043 ‡	205
29,940	3.63%, 08/15/2043 - 02/15/2044 ‡	30,875
27,290	3.75%, 11/15/2043 ‡	28,795
252	4.38%, 05/15/2041 ‡	297
		77,842
	U.S. Treasury Notes - 20.8%
98,575	0.13%, 04/15/2018 - 04/15/2019 ◄╦	101,885
48,125	0.25%, 07/31/2015 Є	48,183
44,000	0.63%, 07/15/2014 Є	44,052
66,975	0.63%, 01/15/2024 ◄‡	68,387
55,615	0.88%, 04/30/2017 Є	55,615
16,000	1.50%, 12/31/2018 ‡	15,934
1,950	1.63%, 04/30/2019	1,945
4,700	3.13%, 04/30/2017 □	5,012
100	4.25%, 11/15/2014 Є	102
		341,115
		418,957
	Total U.S. Government Securities
	(Cost $415,694)	$418,957

Preferred Stocks - 0.2%
	Consumer Finance - 0.0%
12	Discover Financial Services	$310

	Diversified Banks - 0.0%
–	U.S. Bancorp	396

	Other Diversified Financial Services - 0.1%
21	Citigroup Capital XIII	584

	Property and Casualty Insurance - 0.0%
11	Allstate (The) Corp.	277

	Thrifts and Mortgage Finance - 0.1%
85	Federal Home Loan Mortgage Corp.	926

	Total Preferred Stocks
	(Cost $3,648)	$2,493

	Total Long-Term Investments Excluding Purchased Options
	(Cost $2,025,095)	$2,064,983

Short-Term Investments - 5.0%
Repurchase Agreements - 5.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $3,602, collateralized by GNMA 4.00%, 2044, value of $3,674)
$3,602	0.05%, 4/30/2014	$3,602
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$17,889, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
	$18,247)
17,889	0.04%, 4/30/2014	17,889
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $6,329, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $6,456)
6,329	0.04%, 4/30/2014	6,329
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
05/01/2014 in the amount of $15,675,
collateralized by U.S. Treasury Bill 0.02% -
0.14%, 2014 - 2015, U.S. Treasury Bond
2.75% - 10.63%, 2015 - 2042, U.S. Treasury
Note 0.25% - 5.13%, 2014 - 2023, value of
	$15,988)
15,675	0.04%, 4/30/2014	15,675
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $9,529, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $9,719)
9,529	0.05%, 4/30/2014	9,529
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $7,835, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $7,992)
7,835	0.04%, 4/30/2014	7,835
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$21,768, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $22,203)
21,768	0.05%, 4/30/2014	21,768

The accompanying notes are an integral part of these financial statements.

18

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 5.0% - (continued)
Repurchase Agreements - 5.0% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $111, collateralized by U.S. Treasury Note 2.13%, 2015, value of $113)
$111	0.04%, 4/30/2014		$111
			82,738
	Total Short-Term Investments
	(Cost $82,738)		$82,738

	Total Investments Excluding Purchased Options
	(Cost $2,107,833)	131.0%	$2,147,721
	Total Purchased Options
	(Cost $6,714)	0.4%	6,672
	Total Investments
	(Cost $2,114,547) ▲	131.4%	$2,154,393
	Other Assets and Liabilities	(31.4)%	(514,789)
	Total Net Assets	100.0%	$1,639,604

The accompanying notes are an integral part of these financial statements.

19

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $2,115,255 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$49,858
Unrealized Depreciation	(10,720)
Net Unrealized Appreciation	$39,138

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $475,551 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts. Securities valued at $3,767, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with OTC swap contracts. Since the broker retains legal title to the securities, the securities are not considered an asset of the Fund.

Є	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

►	Securities disclosed are interest-only strips.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2014.

Б	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2014, the aggregate value of the unfunded commitment was $188, which rounds to zero percent of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $238,891, which represents 14.6% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $5,281, which represents 0.3% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

╬	All principal or contracts amounts are in U.S. dollars unless otherwise indicated.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2014.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
OTC swaps contracts	$–	$10,804
Total	$–	$10,804

The accompanying notes are an integral part of these financial statements.

20

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Swaption Contracts Outstanding at April 30, 2014

		Risk	Exercise					Premiums	Unrealized
	Counter -	Exposure	Price/ FX Rate/	Expiration	Number of		Market	Paid by	Appreciation
Description	party	Category	Rate	Date	Contracts *		Value ╪	Fund	(Depreciation)
Purchased swaption contracts:
Call swaption contracts
Interest Rate Swaption	DEUT	IR	4.42%	11/27/23	USD	4,160,000	$622	$439	$183
Interest Rate Swaption	DEUT	IR	3.94%	04/15/24	USD	7,400,000	822	827	(5)
Interest Rate Swaption	BOA	IR	0.73%	08/28/14	USD	66,425,000	115	187	(72)
Interest Rate Swaption	BOA	IR	0.75%	09/05/14	USD	28,320,000	53	84	(31)
Interest Rate Swaption	BOA	IR	4.42%	11/27/23	USD	4,160,000	622	441	181
Interest Rate Swaption	JPM	IR	0.71%	08/28/14	USD	51,810,000	80	145	(65)
Interest Rate Swaption	JPM	IR	4.51%	01/08/24	USD	4,405,000	693	440	253
Interest Rate Swaption	JPM	IR	4.49%	01/09/24	USD	3,595,000	558	360	198
Total call swaption contracts						170,275,000	$3,565	$2,923	$642
Put swaption contracts
Interest Rate Swaption	DEUT	IR	3.50%	03/05/15	USD	23,425,000	$267	$473	$(206)
Interest Rate Swaption	DEUT	IR	4.42%	11/27/23	USD	4,160,000	346	439	(93)
Interest Rate Swaption	DEUT	IR	3.95%	04/15/24	USD	7,400,000	819	826	(7)
Interest Rate Swaption	BOA	IR	4.42%	11/27/23	USD	4,160,000	346	441	(95)
Interest Rate Swaption	JPM	IR	2.85%	05/27/14	USD	1,000,000	4	6	(2)
Interest Rate Swaption	JPM	IR	3.50%	04/29/15	USD	45,845,000	692	807	(115)
Interest Rate Swaption	JPM	IR	4.51%	01/08/24	USD	4,405,000	346	439	(93)
Interest Rate Swaption	JPM	IR	4.49%	01/09/24	USD	3,595,000	287	360	(73)
Total put swaption contracts						93,990,000	$3,107	$3,791	$(684)
Total purchased swaption contracts						264,265,000	$6,672	$6,714	$(42)

* The number of contracts does not omit 000's.

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 30-Year Bond Future	54	06/19/2014	$7,225	$7,287	$62	$–	$30	$–
U.S. Treasury 5-Year Note Future	1,349	06/30/2014	161,439	161,142	–	(297)	411	–
Total					$62	$(297)	$441	$–
Short position contracts:
Euro-BUND Future	2	06/06/2014	$399	$401	$–	$(2)	$–	$(1)
U.S. Treasury 10-Year Note Future	2,114	06/19/2014	261,641	263,028	–	(1,387)	52	(997)
U.S. Treasury 2-Year Note Future	14	06/30/2014	3,075	3,078	–	(3)	–	(1)
U.S. Treasury CME Ultra Long Term Bond Future	240	06/19/2014	34,491	35,348	–	(857)	–	(210)
Total					$–	$(2,249)	$52	$(1,209)
Total futures contracts					$62	$(2,546)	$493	$(1,209)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.6	BCLY	USD	2,953	(0.32)%	07/25/45	$1,077	$–	$657	$–	$(420)
ABX.HE.AAA.6	BCLY	USD	4,789	(0.18)%	07/25/45	501	–	120	–	(381)
ABX.HE.AAA.6	BOA	USD	3,161	(0.11)%	05/25/46	674	–	658	–	(16)
ABX.HE.AAA.6	CSI	USD	1,681	(0.18)%	07/25/45	25	–	42	17	–
ABX.HE.AAA.6	CSI	USD	1,032	(0.11)%	05/25/46	249	–	215	–	(34)
ABX.HE.AAA.6	DEUT	USD	384	(0.11)%	05/25/46	91	–	80	–	(11)
ABX.HE.AAA.6	GSC	USD	3,128	(0.18)%	07/25/45	281	–	78	–	(203)
ABX.HE.AAA.6	JPM	USD	2,320	(0.18)%	07/25/45	73	–	58	–	(15)
ABX.HE.AAA.6	MSC	USD	754	(0.18)%	07/25/45	42	–	18	–	(24)
ABX.HE.AAA.7	CSI	USD	2,050	(0.09)%	08/25/37	612	–	616	4	–
ABX.HE.AAA.7	JPM	USD	69	(0.09)%	08/25/37	21	–	21	–	–
ABX.HE.PENAAA.6	BCLY	USD	139	(0.11)%	05/25/46	22	–	19	–	(3)
ABX.HE.PENAAA.6	GSC	USD	2,250	(0.11)%	05/25/46	563	–	315	–	(248)
ABX.HE.PENAAA.6	JPM	USD	2,789	(0.11)%	05/25/46	654	–	390	–	(264)
ABX.HE.PENAAA.6	MSC	USD	1,179	(0.11)%	05/25/46	286	–	165	–	(121)
ABX.HE.PENAAA.7	GSC	USD	1,112	(0.09)%	08/25/37	462	–	267	–	(195)
CDX.EM.21	GSC	USD	6,075	(5.00)%	06/20/19	–	(651)	(616)	35	–
CMBX.NA.A.1	BOA	USD	120	(0.35)%	10/12/52	38	–	39	1	–
CMBX.NA.A.1	DEUT	USD	513	(0.35)%	10/12/52	237	–	169	–	(68)
CMBX.NA.A.1	GSC	USD	239	(0.35)%	10/12/52	108	–	79	–	(29)
CMBX.NA.A.6	CSI	USD	1,170	(2.00)%	05/11/63	–	(9)	(17)	–	(8)
CMBX.NA.AA.1	CSI	USD	3,055	(0.25)%	10/12/52	699	–	425	–	(274)
CMBX.NA.AA.1	DEUT	USD	1,350	(0.25)%	10/12/52	285	–	188	–	(97)
CMBX.NA.AA.1	UBS	USD	6,780	(0.25)%	10/12/52	1,467	–	944	–	(523)
CMBX.NA.AA.2	BOA	USD	3,895	(0.15)%	03/15/49	1,478	–	1,133	–	(345)
CMBX.NA.AA.2	CSI	USD	2,226	(0.15)%	03/15/49	727	–	648	–	(79)
CMBX.NA.AA.2	GSC	USD	973	(0.15)%	03/15/49	355	–	283	–	(72)
CMBX.NA.AA.2	JPM	USD	281	(0.15)%	03/15/49	98	–	82	–	(16)
CMBX.NA.AA.2	MSC	USD	1,205	(0.15)%	03/15/49	441	–	351	–	(90)
CMBX.NA.AA.7	CSI	USD	1,170	(1.50)%	01/17/47	5	–	(9)	–	(14)
CMBX.NA.AJ.1	DEUT	USD	655	(0.84)%	10/12/52	46	–	16	–	(30)
CMBX.NA.AJ.1	JPM	USD	270	(0.84)%	10/12/52	16	–	6	–	(10)
CMBX.NA.AJ.1	MSC	USD	1,170	(0.84)%	10/12/52	82	–	28	–	(54)
CMBX.NA.AJ.2	DEUT	USD	1,995	(1.09)%	03/15/49	184	–	156	–	(28)
CMBX.NA.AJ.3	JPM	USD	731	(1.47)%	12/13/49	150	–	137	–	(13)
CMBX.NA.AJ.4	DEUT	USD	1,285	(0.96)%	02/17/51	255	–	237	–	(18)
CMBX.NA.AJ.4	JPM	USD	90	(0.96)%	02/17/51	22	–	16	–	(6)
CMBX.NA.AJ.4	MSC	USD	1,868	(0.96)%	02/17/51	730	–	344	–	(386)
CMBX.NA.AM.2	CSI	USD	3,645	(0.50)%	03/15/49	224	–	38	–	(186)
CMBX.NA.AM.2	DEUT	USD	3,645	(0.50)%	03/15/49	210	–	38	–	(172)
CMBX.NA.AM.2	JPM	USD	385	(0.50)%	03/15/49	13	–	4	–	(9)
CMBX.NA.AM.2	MSC	USD	705	(0.50)%	03/15/49	34	–	7	–	(27)
CMBX.NA.AM.4	BOA	USD	890	(0.50)%	02/17/51	107	–	38	–	(69)
CMBX.NA.AM.4	CSI	USD	510	(0.50)%	02/17/51	60	–	22	–	(38)
CMBX.NA.AM.4	GSC	USD	475	(0.50)%	02/17/51	59	–	20	–	(39)
CMBX.NA.AM.4	JPM	USD	60	(0.50)%	02/17/51	4	–	2	–	(2)
CMBX.NA.AM.4	MSC	USD	2,155	(0.50)%	02/17/51	369	–	91	–	(278)
CMBX.NA.AS.6	CSI	USD	3,165	(1.00)%	05/11/63	43	–	19	–	(24)
CMBX.NA.AS.7	CBK	USD	1,445	(1.00)%	01/17/47	35	–	13	–	(22)
CMBX.NA.AS.7	CSI	USD	1,560	(1.00)%	01/17/47	38	–	14	–	(24)
Total						$14,252	$(660)	$8,664	$57	$(4,985)
Sell protection:
CMBX.NA.A.7	CSI	USD	1,705	0.50%	01/17/47	$–	$(61)	$(52)	$9	$–
CMBX.NA.AAA.6	CSI	USD	7,110	0.50%	05/11/63	–	(194)	(142)	52	–
CMBX.NA.AAA.6	DEUT	USD	5,425	0.50%	05/11/63	–	(132)	(108)	24	–
CMBX.NA.AAA.6	UBS	USD	10,000	0.50%	05/11/63	–	(256)	(199)	57	–

The accompanying notes are an integral part of these financial statements.

22

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.7	DEUT	USD	1,705	0.50%	01/17/47	$–	$(71)	$(51)	$20	$–
CMBX.NA.BB.6	BOA	USD	1,945	5.00%	05/11/63	–	(19)	(18)	1	–
CMBX.NA.BB.6	CBK	USD	1,515	5.00%	05/11/63	–	(12)	(14)	–	(2)
CMBX.NA.BB.6	CSI	USD	2,125	5.00%	05/11/63	–	(95)	(20)	75	–
CMBX.NA.BB.6	CSI	USD	1,160	5.00%	05/11/63	7	–	(11)	–	(18)
CMBX.NA.BB.6	GSC	USD	700	5.00%	05/11/63	–	(16)	(7)	9	–
CMBX.NA.BB.6	MSC	USD	160	5.00%	05/11/63	–	(11)	(2)	9	–
CMBX.NA.BB.6	UBS	USD	920	5.00%	05/11/63	24	–	(9)	–	(33)
CMBX.NA.BB.7	BOA	USD	1,030	5.00%	01/17/47	–	(49)	(30)	19	–
CMBX.NA.BB.7	CSI	USD	3,125	5.00%	01/17/47	–	(147)	(91)	56	–
CMBX.NA.BB.7	DEUT	USD	330	5.00%	01/17/47	–	(12)	(10)	2	–
CMBX.NA.BB.7	GSC	USD	1,625	5.00%	01/17/47	–	(100)	(48)	52	–
CMBX.NA.BB.7	MSC	USD	285	5.00%	01/17/47	–	(13)	(8)	5	–
CMBX.NA.BBB-.6	CSI	USD	1,460	3.00%	05/11/63	3	–	(3)	–	(6)
CMBX.NA.BBB-.7	CSI	USD	2,630	3.00%	01/17/47	–	(166)	(66)	100	–
CMBX.NA.BBB-.7	UBS	USD	1,320	3.00%	01/17/47	–	(73)	(33)	40	–
PrimeX.ARM.2	JPM	USD	75	4.58%	12/25/37	2	–	2	–	–
PrimeX.ARM.2	MSC	USD	2,796	4.58%	06/25/36	–	(205)	86	291	–
PrimeX.ARM.2	MSC	USD	138	4.58%	12/25/37	4	–	4	–	–
PrimeX.FRM.1	JPM	USD	377	4.42%	07/25/36	38	–	38	–	–
PrimeX.FRM.1	JPM	USD	18	4.42%	07/25/36	2	–	2	–	–
Total						$80	$(1,632)	$(790)	$821	$(59)
Total traded indices						$14,332	$(2,292)	$7,874	$878	$(5,044)
Credit default swaps on single-name issues:
Sell protection:
Assured Guarunty Ltd.	MSC	USD	500	5.00% / 7.70%	09/20/19	$51	$–	$51	$–	$–
Illinois ST GO	GSC	USD	1,050	1.00% / 1.15%	06/20/17	5	–	5	–	–
Total						$56	$–	$56	$–	$–
						$14,388	$(2,292)	$7,930	$878	$(5,044)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
CDX.NA.HY.22	CME	USD	47,790	(5.00)%	06/20/19	$(3,221)	$(3,320)	$–	$(99)	$–	$(16)
CDX.NA.IG.22	CME	USD	7,725	(1.00)%	06/20/19	(116)	(135)	–	(19)	1	(6)
ITRX.EUR.21	ICE	EUR	15,550	(1.00)%	06/20/19	(313)	(319)	–	(6)	–	(8)
ITRX.XOV.20	ICE	EUR	6,945	(5.00)%	12/20/18	(851)	(1,121)	–	(270)	–	(15)
ITRX.XOV.21	ICE	EUR	14,955	(5.00)%	06/20/19	(2,009)	(2,112)	–	(103)	–	(18)
Total						$(6,510)	$(7,007)	$–	$(497)	$1	$(63)

(a)	The FCM to the contracts is GSC.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Securities Sold Short Outstanding at April 30, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 3.50%	$22,100	05/15/2044	$22,420	$(94)
FHLMC, 5.50%	7,100	06/15/2043	7,816	3
FHLMC, 5.50%	7,400	05/15/2044	8,156	(5)
FNMA, 2.50%	5,450	06/15/2029	5,470	(23)
FNMA, 3.50%	31,200	05/15/2029	32,857	(90)
FNMA, 4.00%	2,000	05/15/2029	2,122	1
FNMA, 4.00%	46,159	05/15/2044	48,361	(256)
FNMA, 5.50%	6,400	05/15/2044	7,076	(3)
FNMA, 6.00%	2,700	05/15/2044	3,016	(5)
GNMA, 3.00%	5,700	05/15/2044	5,667	(26)
GNMA, 3.50%	45,950	05/15/2044	47,253	(113)
GNMA, 4.00%	2,300	05/15/2044	2,434	(2)
GNMA, 4.50%	50	05/15/2044	54	–
GNMA, 5.00%	1,700	05/15/2044	1,866	(4)
Total			$194,568	$(617)

At April 30, 2014, the aggregate market value of these securities represents 11.9% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
BRL	Sell	06/03/2014	SCB	$819	$836	$–	$(17)
EUR	Sell	06/18/2014	CBK	490	492	–	(2)
JPY	Sell	06/18/2014	JPM	32,999	33,345	–	(346)
PEN	Sell	06/18/2014	SCB	780	784	–	(4)
PEN	Sell	06/18/2014	SSG	489	492	–	(3)
PEN	Sell	06/18/2014	UBS	289	291	–	(2)
RUB	Sell	06/18/2014	UBS	1,537	1,589	–	(52)
Total						$–	$(426)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

24

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
COP	Colombian Peso
EUR	EURO
JPY	Japanese Yen
MXN	Mexican New Peso
PEN	Peruvian New Sol
RUB	Russian New Ruble
USD	U.S. Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Municipal Bond Abbreviations:
FA	Finance Authority
GO	General Obligation
Rev	Revenue

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

25

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$366,416	$–	$310,879	$55,537
Corporate Bonds	490,494	–	488,319	2,175
Foreign Government Obligations	58,414	–	58,414	–
Municipal Bonds	21,778	–	21,778	–
Preferred Stocks	2,493	2,097	396	–
Senior Floating Rate Interests	93,056	–	93,056	–
U.S. Government Agencies	613,375	–	613,375	–
U.S. Government Securities	418,957	156,779	262,178	–
Short-Term Investments	82,738	–	82,738	–
Purchased Options	6,672	–	6,672	–
Total	$2,154,393	$158,876	$1,937,805	$57,712
Futures *	$62	$62	$–	$–
Swaps - Credit Default *	878	–	878	–
Total	$940	$62	$878	$–
Liabilities:
Securities Sold Short	$194,568	$–	$194,568	$–
Total	$194,568	$–	$194,568	$–
Foreign Currency Contracts *	$426	$–	$426	$–
Futures *	2,546	2,546	–	–
Swaps - Credit Default *	5,541	–	5,541	–
Total	$8,513	$2,546	$5,967	$–

♦	For the six-month period ended April 30, 2014, investments valued at $27,730 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

26

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$44,890	$1,060	$1,001	†	$1,260	$21,856	$(12,085)	$607	$(3,052)	$55,537
Corporate Bonds	2,538	10	100	‡	—	—	(473)	—	—	2,175
U.S. Government Agencies	1,301	—	—		—	—	—	—	(1,301)	—
Total	$48,729	$1,070	$1,101		$1,260	$21,856	$(12,558)	$607	$(4,353)	$57,712
Swaps§	$39	$—	$—		$—	$—	$—	$—	$(39)	$—
Total	$39	$—	$—		$—	$—	$—	$—	$(39)	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $935.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $104.
§	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,114,547)	$2,154,393
Cash	1,665
Unrealized appreciation on OTC swap contracts	878
Receivables:
Investment securities sold	479,355
Fund shares sold	9,940
Dividends and interest	8,908
Variation margin on financial derivative instruments	494
OTC swap premiums paid	14,388
Other assets	125
Total assets	2,670,146
Liabilities:
Unrealized depreciation on foreign currency contracts	426
Unrealized depreciation on OTC swap contracts	5,044
Bank overdraft — foreign cash	792
Securities sold short, at market value (proceeds $193,951)	194,568
Payables:
Investment securities purchased	813,500
Fund shares redeemed	1,357
Investment management fees	135
Dividends	25
Administrative fees	1
Distribution fees	40
Collateral received from broker	10,804
Variation margin on financial derivative instruments	1,272
Accrued expenses	227
OTC swap premiums received	2,292
Other liabilities	59
Total liabilities	1,030,542
Net assets	$1,639,604
Summary of Net Assets:
Capital stock and paid-in-capital	$1,595,381
Undistributed net investment income	1,007
Accumulated net realized gain	11,544
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	31,672
Net assets	$1,639,604

The accompanying notes are an integral part of these financial statements.

28

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.62/$11.12
Shares outstanding	54,059
Net assets	$574,334
Class B: Net asset value per share	$10.54
Shares outstanding	2,400
Net assets	$25,302
Class C: Net asset value per share	$10.64
Shares outstanding	6,652
Net assets	$70,785
Class I: Net asset value per share	$10.63
Shares outstanding	546
Net assets	$5,806
Class R3: Net asset value per share	$10.82
Shares outstanding	634
Net assets	$6,859
Class R4: Net asset value per share	$10.80
Shares outstanding	1,433
Net assets	$15,478
Class R5: Net asset value per share	$10.79
Shares outstanding	54
Net assets	$587
Class Y: Net asset value per share	$10.79
Shares outstanding	87,177
Net assets	$940,453

The accompanying notes are an integral part of these financial statements.

29

The Hartford Total Return Bond Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$107
Interest	23,895
Less: Foreign tax withheld	(22)
Total investment income	23,980

Expenses:
Investment management fees	4,017
Administrative services fees
Class R3	7
Class R4	12
Class R5	—
Transfer agent fees
Class A	567
Class B	53
Class C	60
Class I	4
Class R3	1
Class R4	—
Class R5	—
Class Y	7
Distribution fees
Class A	710
Class B	141
Class C	364
Class R3	18
Class R4	19
Custodian fees	19
Accounting services fees	159
Registration and filing fees	65
Board of Directors' fees	22
Audit fees	13
Other expenses	126
Total expenses (before waivers and fees paid indirectly)	6,384
Expense waivers	(508)
Transfer agent fee waivers	(9)
Custodian fee offset	—
Total waivers and fees paid indirectly	(517)
Total expenses, net	5,867
Net Investment Income	18,113
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	15,201
Net realized gain on purchased option contracts	158
Net realized loss on securities sold short	(1,924)
Net realized gain on futures contracts	1,346
Net realized gain on written option contracts	16
Net realized loss on swap contracts	(1,404)
Net realized loss on foreign currency contracts	(400)
Net realized loss on other foreign currency transactions	(148)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	12,845
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	12,651
Net unrealized depreciation of purchased option contracts	(181)
Net unrealized appreciation of securities sold short	598
Net unrealized depreciation of futures contracts	(1,554)
Net unrealized depreciation of swap contracts	(1,082)
Net unrealized depreciation of foreign currency contracts	(459)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	24
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	9,997
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	22,842
Net Increase in Net Assets Resulting from Operations	$40,955

The accompanying notes are an integral part of these financial statements.

30

The Hartford Total Return Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$18,113	$40,033
Net realized gain on investments, other financial instruments and foreign currency transactions	12,845	4,534
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	9,997	(59,376)
Net Increase (Decrease) in Net Assets Resulting from Operations	40,955	(14,809)
Distributions to Shareholders:
From net investment income
Class A	(5,962)	(16,233)
Class B	(193)	(681)
Class C	(490)	(1,601)
Class I	(70)	(265)
Class R3	(64)	(187)
Class R4	(158)	(448)
Class R5	(7)	(22)
Class Y	(10,892)	(25,350)
Total from net investment income	(17,836)	(44,787)
From net realized gain on investments
Class A	—	(20,739)
Class B	—	(1,382)
Class C	—	(3,099)
Class I	—	(464)
Class R3	—	(289)
Class R4	—	(621)
Class R5	—	(29)
Class Y	—	(27,439)
Total from net realized gain on investments	—	(54,062)
Total distributions	(17,836)	(98,849)
Capital Share Transactions:
Class A	(20,445)	(65,339)
Class B	(6,331)	(12,994)
Class C	(8,250)	(20,796)
Class I	(1,044)	(3,565)
Class R3	(900)	(1,703)
Class R4	(468)	(4,958)
Class R5	(86)	(300)
Class Y	43,434	(11,551)
Net increase (decrease) from capital share transactions	5,910	(121,206)
Net Increase (Decrease) in Net Assets	29,029	(234,864)
Net Assets:
Beginning of period	1,610,575	1,845,439
End of period	$1,639,604	$1,610,575
Undistributed (distribution in excess of) net investment income	$1,007	$730

The accompanying notes are an integral part of these financial statements.

31

The Hartford Total Return Bond Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Total Return Bond Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

32

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs.Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

33

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements.”

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

34

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at April 30, 2014
Assets:
Asset and Commercial Mortgage Backed Securities:
Cost	Recent trade price	$100.00 - $103.00 ($101.29)	8,425
	Date	4/9/2014 - 4/29/2014
Discounted cash flow	Internal rate of return	3.2% - 7.5% (5.2%)	37,722
	Life expectancy (in months)	67 - 313 (163)
Independent pricing service	Prior day valuation	$64.16 - $97.46 ($74.10)	636
Indicative market quotations	Broker Quote †	$99.75 - $100.00 ($99.82)	8,754
Corporate Bonds:
Indicative market quotations	Broker Quote †	$101.76	2,175
Total			$57,712

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
†	The broker quote represents the best available estimate of fair value per share as of April 30, 2014.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal

35

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell

36

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open dollar roll transactions as of April 30, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that

37

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from

38

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of April 30, 2014. The Fund had no outstanding written option contracts as of April 30, 2014. Transactions involving written option contracts during the six-month period April 30, 2014, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2014:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	96	120
Expired	—	—
Closed	(96)	(120)
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	96	108
Expired	—	—
Closed	(96)	(108)
Exercised	—	—
End of Period	—	$—

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market

39

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of April 30, 2014.

40

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund had no outstanding interest rate swap contracts as of April 30, 2014.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. Settlement amounts paid or received are recorded as a realized gain or loss on the Statement of Operations at the determination date.  The Fund had no outstanding spreadlock swap contracts as of April 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$6,672	$—	$—	$—	$—	$—	$6,672
Unrealized appreciation on OTC swap contracts	—	—	878	—	—	—	878
Variation margin receivable *	493	—	1	—	—	—	494
Total	$7,165	$—	$879	$—	$—	$—	$8,044

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$426	$—	$—	$—	$—	$426
Unrealized depreciation on OTC swap contracts	—	—	5,044	—	—	—	5,044
Variation margin payable *	1,209	—	63	—	—	—	1,272
Total	$1,209	$426	$5,107	$—	$—	$—	$6,742

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(2,484) and open centrally cleared swaps cumulative depreciation of $(497) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

41

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased option contracts	$158	$—	$—	$—	$—	$—	$158
Net realized gain on futures contracts	1,346	—	—	—	—	—	1,346
Net realized gain on written option contracts	16	—	—	—	—	—	16
Net realized loss on swap contracts	(386)	—	(1,018)	—	—	—	(1,404)
Net realized loss on foreign currency contracts	—	(400)	—	—	—	—	(400)
Total	$1,134	$(400)	$(1,018)	$—	$—	$—	$(284)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$(181)	$—	$—	$—	$—	$—	$(181)
Net change in unrealized depreciation of futures contracts	(1,554)	—	—	—	—	—	(1,554)
Net change in unrealized appreciation (depreciation) of swap contracts	818	—	(1,900)	—	—	—	(1,082)
Net change in unrealized depreciation of foreign currency contracts	—	(459)	—	—	—	—	(459)
Total	$(917)	$(459)	$(1,900)	$—	$—	$—	$(3,276)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Purchased option contracts at market value	$6,672	$—	$—	$—	$6,672
Futures contracts - Variation margin receivable	493	(493)	—	—	—
OTC swap contracts at market value	9,494	(1,563)	(3,767)	(10,804)	—
Swap contracts - Variation margin receivable	1	(1)	—	—	—
Total subject to a master netting or similar arrangement	$16,660	$(2,057)	$(3,767)	$(10,804)	$6,672

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

42

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged		Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$1,209	$(493)	$(4,661	)†	$—	$—
OTC swap contracts at market value	1,564	(1,563)	—		—	1
Swaps contracts - Variation margin payable	63	(1)	(3,117	)†	—	—
Unrealized depreciation on foreign currency contracts	426	—	—		—	426
Total subject to a master netting or similar arrangement	$3,262	$(2,057)	$(7,778)		$—	$427

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

43

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$75,709	$59,580
Long-Term Capital Gains ‡	23,171	9,209

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$695
Accumulated Capital Losses	(1,628)
Unrealized Appreciation*	22,002
Total Accumulated Earnings	$21,069

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$3,948
Accumulated Net Realized Gain (Loss)	(3,079)
Capital Stock and Paid-in-Capital	(869)

44

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$1,628
Total	$1,628

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

Effective November 1, 2013, the investment manager has voluntarily agreed to waive investment management fees of 0.04% of average daily net assets until October 31, 2014.

45

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

Effective November 1, 2013, the investment manager voluntarily agreed to limit the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses through October 31, 2014, as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.91%	1.66%	1.66%	0.66%	1.21%	0.91%	0.61%	0.56%

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	0.91%
Class B	1.66
Class C	1.66
Class I	0.64
Class R3	1.21
Class R4	0.91
Class R5	0.61
Class Y	0.52

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $886 and contingent deferred sales charges of $15 from the Fund.

46

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	45%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$5,819,110	$377,917	$6,197,027
Sales Proceeds	5,796,504	299,931	6,096,435

47

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	4,415	558	(6,929)	(1,956)	10,834	3,384	(20,586)	(6,368)
Amount	$46,365	$5,874	$(72,684)	$(20,445)	$116,655	$36,313	$(218,307)	$(65,339)
Class B
Shares	26	18	(651)	(607)	154	183	(1,573)	(1,236)
Amount	$270	$185	$(6,786)	$(6,331)	$1,650	$1,955	$(16,599)	$(12,994)
Class C
Shares	291	44	(1,121)	(786)	1,231	404	(3,618)	(1,983)
Amount	$3,061	$463	$(11,774)	$(8,250)	$13,305	$4,343	$(38,444)	$(20,796)
Class I
Shares	114	6	(220)	(100)	739	63	(1,156)	(354)
Amount	$1,199	$63	$(2,306)	$(1,044)	$8,114	$673	$(12,352)	$(3,565)
Class R3
Shares	84	6	(174)	(84)	152	44	(354)	(158)
Amount	$896	$63	$(1,859)	$(900)	$1,648	$475	$(3,826)	$(1,703)
Class R4
Shares	82	15	(141)	(44)	199	98	(756)	(459)
Amount	$882	$158	$(1,508)	$(468)	$2,168	$1,067	$(8,193)	$(4,958)
Class R5
Shares	7	1	(16)	(8)	24	5	(57)	(28)
Amount	$80	$7	$(173)	$(86)	$274	$51	$(625)	$(300)
Class Y
Shares	11,081	1,016	(8,028)	4,069	17,825	4,832	(23,686)	(1,029)
Amount	$118,367	$10,855	$(85,788)	$43,434	$193,493	$52,568	$(257,612)	$(11,551)
Total
Shares	16,100	1,664	(17,280)	484	31,158	9,013	(51,786)	(11,615)
Amount	$171,120	$17,668	$(182,878)	$5,910	$337,307	$97,445	$(555,958)	$(121,206)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	100	$1,053
For the Year Ended October 31, 2013	147	$1,574

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

48

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

49

The Hartford Total Return Bond Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$10.48	$0.11	$0.14	$0.25	$(0.11)	$–	$(0.11)	$10.62	2.39	%(D)	$574,334	1.01	%(E)	0.91	%(E)	2.11	%(E)
B	10.40	0.07	0.14	0.21	(0.07)	–	(0.07)	10.54	2.03	(D)	25,302	1.93	(E)	1.66	(E)	1.36	(E)
C	10.49	0.07	0.15	0.22	(0.07)	–	(0.07)	10.64	2.11	(D)	70,785	1.72	(E)	1.66	(E)	1.36	(E)
I	10.49	0.12	0.14	0.26	(0.12)	–	(0.12)	10.63	2.53	(D)	5,806	0.68	(E)	0.64	(E)	2.39	(E)
R3	10.66	0.10	0.15	0.25	(0.09)	–	(0.09)	10.82	2.39	(D)	6,859	1.28	(E)	1.21	(E)	1.81	(E)
R4	10.64	0.11	0.16	0.27	(0.11)	–	(0.11)	10.80	2.54	(D)	15,478	0.96	(E)	0.91	(E)	2.11	(E)
R5	10.64	0.13	0.15	0.28	(0.13)	–	(0.13)	10.79	2.60	(D)	587	0.68	(E)	0.61	(E)	2.41	(E)
Y	10.63	0.13	0.16	0.29	(0.13)	–	(0.13)	10.79	2.74	(D)	940,453	0.56	(E)	0.52	(E)	2.50	(E)

For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)	$(0.09)	$(0.26)	$(0.33)	$(0.59)	$10.48	(0.83)%		$586,762	0.99%		0.95%		2.15%
B	11.08	0.15	(0.32)	(0.17)	(0.18)	(0.33)	(0.51)	10.40	(1.58)		31,258	1.88		1.70		1.39
C	11.18	0.15	(0.33)	(0.18)	(0.18)	(0.33)	(0.51)	10.49	(1.66)		78,034	1.70		1.70		1.40
I	11.17	0.26	(0.32)	(0.06)	(0.29)	(0.33)	(0.62)	10.49	(0.55)		6,771	0.68		0.68		2.42
R3	11.35	0.20	(0.33)	(0.13)	(0.23)	(0.33)	(0.56)	10.66	(1.21)		7,655	1.28		1.25		1.85
R4	11.33	0.23	(0.33)	(0.10)	(0.26)	(0.33)	(0.59)	10.64	(0.92)		15,725	0.96		0.95		2.15
R5	11.33	0.26	(0.33)	(0.07)	(0.29)	(0.33)	(0.62)	10.64	(0.61)		664	0.67		0.65		2.44
Y	11.32	0.28	(0.34)	(0.06)	(0.30)	(0.33)	(0.63)	10.63	(0.52)		883,706	0.55		0.55		2.55

For the Year Ended October 31, 2012 (F)
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$(0.39)	$11.16	7.50%		$696,383	0.98%		0.89%		2.64%
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	(0.31)	11.08	6.66		47,026	1.85		1.64		1.90
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	(0.31)	11.18	6.70		105,330	1.69		1.63		1.90
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	(0.42)	11.17	7.78		11,177	0.68		0.62		2.92
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	(0.36)	11.35	7.14		9,944	1.27		1.19		2.35
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	(0.39)	11.33	7.47		21,940	0.95		0.89		2.65
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	(0.42)	11.33	7.79		1,018	0.66		0.59		2.94
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	(0.43)	11.32	7.91		952,621	0.55		0.49		3.04

For the Year Ended October 31, 2011 (F)
A	$10.70	$0.33	$0.06	$0.39	$(0.33)	$–	$(0.33)	$10.76	3.78%		$673,310	0.98%		0.95%		3.16%
B	10.63	0.25	0.07	0.32	(0.26)	–	(0.26)	10.69	3.03		54,934	1.85		1.70		2.41
C	10.71	0.26	0.07	0.33	(0.26)	–	(0.26)	10.78	3.10		104,382	1.69		1.69		2.42
I	10.70	0.37	0.06	0.43	(0.36)	–	(0.36)	10.77	4.15		11,973	0.68		0.68		3.45
R3	10.87	0.31	0.06	0.37	(0.30)	–	(0.30)	10.94	3.49		11,922	1.26		1.25		2.85
R4	10.85	0.34	0.06	0.40	(0.33)	–	(0.33)	10.92	3.81		25,330	0.95		0.95		3.16
R5	10.85	0.37	0.07	0.44	(0.37)	–	(0.37)	10.92	4.12		990	0.66		0.65		3.46
Y	10.84	0.38	0.07	0.45	(0.38)	–	(0.38)	10.91	4.23		952,265	0.54		0.54		3.56

See Portfolio Turnover information on the next page.

50

The Hartford Total Return Bond Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (F)
A	$10.21	$0.35	$0.51	$0.86	$(0.37)	$–	$(0.37)	$10.70	8.57%	$835,450	0.99	%(G)	0.98	%(G)	3.38	%(G)
B	10.15	0.27	0.50	0.77	(0.29)	–	(0.29)	10.63	7.72	70,845	1.87	(G)	1.74	(G)	2.62	(G)
C	10.23	0.28	0.49	0.77	(0.29)	–	(0.29)	10.71	7.68	118,462	1.71	(G)	1.70	(G)	2.66	(G)
I	10.22	0.37	0.51	0.88	(0.40)	–	(0.40)	10.70	8.73	9,395	0.74	(G)	0.73	(G)	3.62	(G)
R3	10.36	0.33	0.52	0.85	(0.34)	–	(0.34)	10.87	8.36	8,571	1.29	(G)	1.24	(G)	3.12	(G)
R4	10.35	0.36	0.51	0.87	(0.37)	–	(0.37)	10.85	8.57	25,652	0.97	(G)	0.96	(G)	3.40	(G)
R5	10.35	0.39	0.51	0.90	(0.40)	–	(0.40)	10.85	8.87	655	0.69	(G)	0.67	(G)	3.69	(G)
Y	10.34	0.40	0.51	0.91	(0.41)	–	(0.41)	10.84	9.00	994,424	0.57	(G)	0.56	(G)	3.80	(G)

For the Year Ended October 31, 2009 (F)
A	$9.20	$0.40	$1.07	$1.47	$(0.46)	$–	$(0.46)	$10.21	16.38%	$816,191	1.03	%(G)	1.00	%(G)	4.18	%(G)
B	9.15	0.33	1.06	1.39	(0.39)	–	(0.39)	10.15	15.60	83,760	1.95	(G)	1.68	(G)	3.51	(G)
C	9.22	0.33	1.06	1.39	(0.38)	–	(0.38)	10.23	15.48	119,568	1.76	(G)	1.75	(G)	3.42	(G)
I	9.21	0.43	1.06	1.49	(0.48)	–	(0.48)	10.22	16.65	10,680	0.77	(G)	0.75	(G)	4.36	(G)
R3	9.32	0.42	1.05	1.47	(0.43)	–	(0.43)	10.36	16.19	1,836	1.42	(G)	1.25	(G)	3.65	(G)
R4	9.32	0.42	1.07	1.49	(0.46)	–	(0.46)	10.35	16.39	21,920	0.98	(G)	0.98	(G)	4.17	(G)
R5	9.32	0.42	1.09	1.51	(0.48)	–	(0.48)	10.35	16.73	408	0.69	(G)	0.69	(G)	4.35	(G)
Y	9.31	0.45	1.07	1.52	(0.49)	–	(0.49)	10.34	16.87	926,793	0.58	(G)	0.58	(G)	4.57	(G)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Ratios do not include expenses of the Underlying Funds.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	39%
For the Year Ended October 31, 2013	106
For the Year Ended October 31, 2012	77
For the Year Ended October 31, 2011	131
For the Year Ended October 31, 2010	201
For the Year Ended October 31, 2009	215

51

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

52

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

53

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

54

The Hartford Total Return Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,023.90	$4.57	$1,000.00	$1,020.27	$4.57	0.91%	181	365
Class B	$1,000.00	$1,020.30	$8.32	$1,000.00	$1,016.55	$8.31	1.66	181	365
Class C	$1,000.00	$1,021.10	$8.33	$1,000.00	$1,016.55	$8.31	1.66	181	365
Class I	$1,000.00	$1,025.30	$3.21	$1,000.00	$1,021.62	$3.21	0.64	181	365
Class R3	$1,000.00	$1,023.90	$6.08	$1,000.00	$1,018.79	$6.06	1.21	181	365
Class R4	$1,000.00	$1,025.40	$4.58	$1,000.00	$1,020.27	$4.57	0.91	181	365
Class R5	$1,000.00	$1,026.00	$3.07	$1,000.00	$1,021.76	$3.07	0.61	181	365
Class Y	$1,000.00	$1,027.40	$2.61	$1,000.00	$1,022.22	$2.60	0.52	181	365

55

The Hartford Total Return Bond Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool. The Fund may purchase mortgage-backed securities in the “to be announced” (“TBA”) market. This subjects the Fund to counterparty risk and the risk that the security the Fund buys will lose value prior to its delivery.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

56

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

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e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

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agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

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and currently do not process or comply with any web

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indicates a request to disable online tracking of individual

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We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

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as required by law.

We only disclose Personal Health Information with:

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We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

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c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

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use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TRB14 4/14 114011-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD UNCONSTRAINED BOND FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford Unconstrained Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Unconstrained Bond Fund inception 10/31/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to maximize long-term total return.

Performance Overview 4/30/04 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	5 Years	10 Years
Unconstrained Bond A#	2.05%	-1.66%	7.36%	4.37%
Unconstrained Bond A##	-2.55%	-6.08%	6.38%	3.89%
Unconstrained Bond B#	1.67%	-2.40%	6.59%	3.74%*
Unconstrained Bond B##	-3.33%	-7.16%	6.28%	3.74%*
Unconstrained Bond C#	1.56%	-2.48%	6.58%	3.58%
Unconstrained Bond C##	0.56%	-3.44%	6.58%	3.58%
Unconstrained Bond I#	2.07%	-1.50%	7.46%	4.42%
Unconstrained Bond R3#	1.80%	-2.05%	7.39%	4.49%
Unconstrained Bond R4#	2.05%	-1.66%	7.57%	4.59%
Unconstrained Bond R5#	2.10%	-1.46%	7.72%	4.66%
Unconstrained Bond Y#	2.20%	-1.36%	7.70%	4.65%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.06%	0.11%	1.64%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	4.88%	4.83%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of April 23, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is comprised of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Unconstrained Bond Fund

Manager Discussion

April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
Unconstrained Bond Class A	0.99%	1.13%
Unconstrained Bond Class B	1.74%	2.01%
Unconstrained Bond Class C	1.74%	1.82%
Unconstrained Bond Class I	0.74%	0.76%
Unconstrained Bond Class R3	1.29%	1.44%
Unconstrained Bond Class R4	0.99%	1.11%
Unconstrained Bond Class R5	0.69%	0.82%
Unconstrained Bond Class Y	0.69%	0.71%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill III	Joseph F. Marvan, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Unconstrained Bond Fund returned 2.05%, before sales charge, for the six-month period ended April 30, 2014, outperforming the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index, which returned 1.74% and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.03% for the same period. However, the Fund underperformed the 2.45% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds that invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (the Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears. Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most spread sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

The Fund’s overweight to Commercial Mortgage-Backed Securities (CMBS) and out-of benchmark allocation, relative to the Barclays U.S. Aggregate Bond Index, to non-agency Mortgage-Backed Securities (MBS) were the main drivers of relative outperformance to the Fund’s benchmarks during the period. The bank loan sector generated strong performance for the period and also added significantly to relative results. Non-U.S. dollar denominated developed government bonds exposure obtained via forwards, swaps, and futures was also additive to performance. During the period, the Fund was underweight investment grade credit in favor of allocations to lower tier credit sectors. Within high yield, positive results from an allocation to BB-rated issuers were more than offset by the negative impact of exposure to high yield credit default swap index positions, which were used as a source of liquidity and to manage overall portfolio risk. Security selection within investment grade credit also detracted during the period as did our exposure to EM debt via exposure to credit default swap indexes. Our duration and yield curve positioning had a negative impact on relative results.

What is the outlook?

We expect economic growth to improve after weather-driven weakness during the first quarter, while the fiscal drag should continue to fade. In addition, corporate and personal balance sheets appear to be in their best shape in years. Although we believe that valuations in many fixed income sectors have risen closer to fair value, we believe reasonable economic growth will bode well for

3

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

April 30, 2014 (Unaudited)

credit spreads. The Fed appears committed to ending asset purchases in 2014, but it will likely keep the policy rate unchanged.

At the end of the period, we maintained a moderately procyclical risk bias. We believe that fundamentals within high yield remain strong. We continue to focus on BB-rated issuers and bank loans. We believe that the bank loan sector’s overall credit fundamentals remain strong and default rates are still below the historical average. As of the end of the period, we continued to favor CMBS, based on attractive valuations, and non-agency MBS, due to what we view as an improving housing market. We also had an allocation to agency MBS and U.S. TIPS as we believe inflation expectations are too low.

We believe interest rates are biased to move higher amid moderate economic growth and as the Fed prepares for its first rate hike. We ended the period with a low duration posture (2.8 years), which is consistent with the lower strategic duration posture of the strategy relative to the Barclays U.S. Aggregate Bond Index. Within Non-Dollar, we ended the period positioned for higher Japanese inflation as we believe the Japanese economy is gaining traction. In addition, we had limited, opportunistic exposure to rates in countries such as Mexico and Brazil. At the end of the period our currency exposure was primarily in U.S. dollars. However, we had limited opportunistic active exposure to several currencies including the Mexican Peso, Brazilian Real, and Canadian Dollar.

Credit Exposure
as of April 30, 2014
Credit Rating *	Percentage of Net Assets
Aaa / AAA	50.3
Aa / AA	32.0
A	2.7
Baa / BBB	9.0
Ba / BB	14.4
B	13.4
Caa / CCC or Lower	12.0
Not Rated	2.8
Non-Debt Securities and Other Short-Term Instruments	4.5
Other Assets and Liabilities	(41.0)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type
as of April 30, 2014
Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1
Total	0.1
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	25.0
Corporate Bonds	11.3
Foreign Government Obligations	12.9
Municipal Bonds	0.8
Senior Floating Rate Interests	18.1
U.S. Government Agencies	46.7
U.S. Government Securities	21.7
Total	136.5
Short-Term Investments	3.8
Purchased Options	0.6
Other Assets and Liabilities	(41.0)
Total	100.0%

4

The Hartford Unconstrained Bond Fund

Schedule of Investments

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 25.0%
Finance and Insurance - 25.0%
	Real Estate Credit (Mortgage Banking) - 25.0%
	American Home Mortgage Assets Trust
$146	0.28%, 03/25/2047 ‡Δ	$113
198	1.07%, 10/25/2046 ‡Δ	142
	Amortizing Residential Collateral Trust
119	0.79%, 08/25/2032 ‡Δ	110
	Asset Backed Funding Certificates
75	0.37%, 01/25/2037 ‡Δ	46
	Banc of America Commercial Mortgage, Inc.
540	5.27%, 11/10/2042 Δ	553
231	5.63%, 07/10/2046 ‡Δ	250
	Banc of America Funding Corp.
161	0.34%, 10/20/2036 ‡Δ	114
60	5.85%, 01/25/2037 ‡	48
	Banc of America Mortgage Securities
128	2.77%, 09/25/2035 Δ	116
	BB-UBS Trust
145	3.43%, 11/05/2036 ■‡	140
	BCAP LLC Trust
187	0.32%, 01/25/2037 ‡Δ	139
237	0.33%, 03/25/2037 ‡Δ	192
158	0.36%, 05/25/2047 ‡Δ	111
	Bear Stearns Adjustable Rate Mortgage Trust
62	2.38%, 02/25/2036 ‡Δ	62
	Bear Stearns Alt-A Trust
452	0.47%, 08/25/2036 ‡Δ	305
297	0.53%, 05/25/2036 ‡Δ	195
307	0.65%, 01/25/2036 ‡Δ	218
	Bear Stearns Commercial Mortgage Securities, Inc.
50	4.87%, 09/11/2042	52
227	5.14%, 10/12/2042 ‡Δ	239
340	5.41%, 12/11/2040	356
165	5.69%, 06/11/2050	184
235	5.72%, 06/11/2040 ‡Δ	263
	CFCRE Commercial Mortgage Trust
195	3.83%, 12/15/2047 ‡	202
	Chase Mortgage Finance Corp.
350	5.50%, 11/25/2035 ‡	346
	Citigroup Commercial Mortgage Trust
110	4.25%, 09/10/2046 ■	86
100	5.11%, 09/12/2046 ■Δ	94
375	6.13%, 12/10/2049 ‡Δ	422
	Commercial Mortgage Loan Trust
360	6.00%, 12/10/2049 ‡Δ	399
	Commercial Mortgage Pass-Through Certificates
1,713	2.42%, 07/10/2046 ■►	94
20	2.85%, 10/15/2045 ‡	19
150	3.96%, 02/10/2047 ‡	156
210	4.02%, 07/10/2045	220
71	5.77%, 06/10/2046 Δ	77
	Commercial Mortgage Trust
120	4.75%, 11/15/2045 ■‡	102
	Community or Commercial Mortgage Trust
195	3.21%, 03/10/2046 ‡	192
375	4.24%, 07/10/2045 Δ	401
	Countrywide Alternative Loan Trust
172	0.47%, 11/25/2035 ‡Δ	137
437	5.75%, 05/25/2036	367
	Countrywide Home Loans, Inc.
313	2.67%, 09/25/2047 Δ	275
198	4.93%, 11/20/2035 ‡Δ	181
	CS First Boston Mortgage Securities Corp.
375	4.88%, 04/15/2037 ‡	381
	CW Capital Cobalt Ltd.
252	5.22%, 08/15/2048	270
	Deutsche Alt-A Securities, Inc. Mortgage
205	0.27%, 08/25/2036 ‡Δ	154
108	0.30%, 03/25/2037 ‡Δ	70
	Downey S & L Assoc Mortgage Loan Trust
153	1.05%, 03/19/2046 ‡Δ	116
	Equity One ABS, Inc.
21	5.46%, 12/25/2033 ‡	12
	First Horizon Alternative Mortgage Securities
476	2.21%, 04/25/2036 ‡Δ	395
566	2.24%, 09/25/2035 ‡Δ	495
	First Horizon Mortgage Pass-through Trust
262	2.53%, 08/25/2037 Δ	218
	GE Capital Commercial Mortgage Corp.
190	5.31%, 11/10/2045 ‡Δ	200
	GMAC Commercial Mortgage Securities, Inc.
168	5.24%, 11/10/2045 Δ	175
	GMAC Mortgage Corp. Loan Trust
33	2.87%, 04/19/2036 ‡Δ	30
132	3.13%, 09/19/2035 Δ	123
	Greenwich Capital Commercial Funding Corp.
300	5.74%, 12/10/2049	334
366	5.82%, 07/10/2038 ‡Δ	397
	GS Mortgage Securities Trust
150	2.95%, 11/05/2034 ■‡	144
85	3.38%, 05/10/2045 ‡	87
100	3.67%, 04/10/2047 ■	64
245	3.68%, 04/12/2047 ‡Δ	253
180	4.00%, 04/10/2047 ‡Δ	187
395	4.86%, 11/10/2045 ■‡Δ	382
175	4.87%, 04/10/2047 ■	162
525	5.00%, 05/10/2045 ■‡Δ	455
	GSAA Home Equity Trust
25	0.20%, 12/25/2046 ‡Δ	17
497	0.23%, 02/25/2037 ‡Δ	266
135	0.24%, 12/25/2036 ‡Δ	68
62	0.25%, 03/25/2037 ‡Δ	31
282	0.31%, 07/25/2036 ‡Δ	147
35	0.32%, 03/25/2047 ‡Δ	17
74	0.38%, 04/25/2047 ‡Δ	42
188	0.39%, 11/25/2036 ‡Δ	111
203	0.47%, 04/25/2047 ‡Δ	117
414	5.98%, 06/25/2036 ‡	238
	GSAMP Trust
181	0.24%, 01/25/2037 ‡Δ	107
	GSR Mortgage Loan Trust
484	2.62%, 01/25/2036 Δ	435
428	2.67%, 04/25/2035 ‡Δ	414
117	2.72%, 10/25/2035 Δ	103
	Harborview Mortgage Loan Trust
288	0.34%, 01/19/2038 ‡Δ	241
347	0.37%, 05/19/2047 ‡Δ	147
1,058	0.39%, 12/19/2036 ‡Δ	678
216	0.48%, 09/19/2035 ‡Δ	165

The accompanying notes are an integral part of these financial statements.

5

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 25.0% - (continued)
Finance and Insurance - 25.0% - (continued)
	Real Estate Credit (Mortgage Banking) - 25.0% - (continued)
	Harborview Mortgage Loan Trust - (continued)
$405	2.75%, 01/19/2035 ‡Δ	$399
	Hilton USA Trust
150	2.66%, 11/05/2030 ■‡	151
100	2.91%, 11/05/2030 ■‡Δ	100
315	3.91%, 11/05/2030 ■‡Δ	315
	Home Equity Loan Trust
180	2.43%, 11/25/2035 ‡Δ	168
	IndyMac Index Mortgage Loan Trust
131	0.43%, 07/25/2035 ‡Δ	112
85	0.44%, 01/25/2036 ‡Δ	57
477	0.55%, 07/25/2046 ‡Δ	248
153	2.62%, 12/25/2036 ‡Δ	133
	JP Morgan Chase Commercial Mortgage Securities Corp.
205	2.75%, 10/15/2045 ■	146
390	2.83%, 10/15/2045	379
200	3.91%, 05/05/2030 ■Δ	203
200	4.67%, 10/15/2045 ■Δ	194
300	5.24%, 12/15/2044 ‡Δ	316
315	5.70%, 02/12/2049 ‡Δ	348
195	5.84%, 04/15/2045 ‡Δ	212
	JP Morgan Chase Commercial Mortgage Security
470	1.65%, 02/12/2051 ‡Δ	461
111	4.43%, 12/15/2047 ■Δ	91
	JP Morgan Mortgage Trust
140	2.60%, 04/25/2037 ‡Δ	120
499	2.73%, 05/25/2036 ‡Δ	454
126	2.75%, 09/25/2035 Δ	119
	LB-UBS Commercial Mortgage Trust
62	4.95%, 09/15/2030	65
265	5.43%, 02/15/2040	292
54	5.83%, 06/15/2038 ‡Δ	58
376	5.86%, 07/15/2040 ‡	404
140	5.87%, 09/15/2045	158
60	6.14%, 04/15/2041 Δ	68
	Lehman XS Trust
129	0.36%, 07/25/2046 ‡Δ	100
	Long Beach Asset Holdings Corp.
45	0.00%, 04/25/2046 ■●	—
	Luminent Mortgage Trust
94	0.35%, 02/25/2046 ‡Δ	72
	Merrill Lynch Mortgage Investors Trust
114	2.72%, 07/25/2035 ‡Δ	98
	Merrill Lynch Mortgage Trust
85	4.75%, 06/12/2043 ‡	87
89	5.28%, 11/12/2037 ‡Δ	93
	Merrill Lynch/Countrywide Commercial Mortgage Trust
237	5.38%, 08/12/2048 ‡	256
	Morgan Stanley Capital I
210	4.99%, 08/13/2042	217
94	5.21%, 11/14/2042 Δ	98
111	5.64%, 10/15/2042 Δ	117
248	5.69%, 04/15/2049 ‡Δ	274
	Morgan Stanley Capital Investments
155	5.81%, 12/12/2049	173
	Morgan Stanley Mortgage Loan Trust
564	0.32%, 05/25/2036 - 11/25/2036 ‡Δ	240
	Morgan Stanley Re-Remic Trust
166	5.82%, 08/12/2045 ■‡Δ	184
	Nationstar Home Equity Loan Trust
22	0.00%, 03/25/2037 ■●†Δ	—
	Newcastle Mortgage Securities Trust
50	0.38%, 04/25/2037 Δ	28
	Residential Accredit Loans, Inc.
67	0.93%, 09/25/2046 Δ	43
594	1.42%, 11/25/2037 ‡Δ	361
	Residential Asset Securitization Trust
96	0.60%, 03/25/2035 Δ	78
	Residential Funding Mortgage Securities
15	3.03%, 04/25/2037 ‡Δ	13
	Securitized Asset Backed Receivables LLC
294	0.24%, 07/25/2036 ‡Δ	135
	Sequoia Mortgage Trust
110	2.45%, 07/20/2037 Δ	90
	Soundview Home Equity Loan Trust, Inc.
1,085	0.39%, 07/25/2036 ‡Δ	560
	Springleaf Mortgage Loan Trust
240	3.52%, 12/25/2065 ■	242
	Structured Adjustable Rate Mortgage Loan Trust
262	0.30%, 02/25/2037 ‡Δ	187
680	2.37%, 02/25/2036 Δ	550
	Structured Asset Mortgage Investments, Inc.
66	0.37%, 05/25/2046 ‡Δ	38
404	0.38%, 02/25/2036 ‡Δ	318
	UBS-Barclays Commercial Mortgage Trust
230	2.97%, 04/10/2046 ‡	223
250	3.18%, 03/10/2046 ‡Δ	246
130	4.09%, 03/10/2046 ■‡Δ	115
	VNO Mortgage Trust
160	3.95%, 12/13/2029 ■Δ	160
	Wachovia Bank Commercial Mortgage Trust
145	4.94%, 04/15/2042 ‡	149
47	5.40%, 07/15/2041 Δ	47
52	5.42%, 01/15/2045 ‡Δ	55
	Wells Fargo Alternative Loan Trust
58	2.67%, 12/28/2037 Δ	46
	Wells Fargo Commercial Mortgage Trust
489	2.92%, 10/15/2045 ‡	476
	Wells Fargo Mortgage Backed Securities Trust
266	2.62%, 04/25/2036 Δ	258
	WF-RBS Commercial Mortgage Trust
4,777	2.02%, 11/15/2044 ■►	476
135	4.10%, 03/15/2047	141
375	4.80%, 11/15/2045 ■╦Δ	319
25	4.90%, 06/15/2044 ■╦	28
145	5.00%, 06/15/2044 ■‡	131
65	5.56%, 04/15/2045 ■╦Δ	67
		29,526
	Total Asset and Commercial Mortgage Backed Securities
	(Cost $28,636)	$29,526

The accompanying notes are an integral part of these financial statements.

6

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 11.3%
Administrative Waste Management and Remediation - 0.2%
		Investigation and Security Services - 0.1%
		ADT Corp.
	$140	6.25%, 10/15/2021 ■‡	$146

		Waste Treatment and Disposal - 0.1%
		Clean Harbors, Inc.
	95	5.25%, 08/01/2020 ‡	97

			243
Apparel Manufacturing - 0.1%
		Cut and Sew Apparel Manufacturing - 0.1%
		Hanesbrands, Inc.
	90	6.38%, 12/15/2020 ‡	98

Arts, Entertainment and Recreation - 0.1%
		Data Processing, Hosting and Related Services - 0.1%
		NCR Corp.
	80	4.63%, 02/15/2021 ‡	81
	5	5.00%, 07/15/2022 ‡	5
			86
		Newspaper, Periodical, Book and Database Publisher - 0.0%
		Gannett Co., Inc.
	35	5.13%, 10/15/2019 - 07/15/2020 ■‡	36

			122
Computer and Electronic Product Manufacturing - 0.3%
		Computer and Peripheral Equipment Manufacturing - 0.3%
		SBA Tower Trust
	310	3.60%, 04/15/2043 ■‡	313

Construction - 0.1%
		Residential Building Construction - 0.1%
		Lennar Corp.
	75	4.50%, 06/15/2019 ‡	76

Finance and Insurance - 5.6%
		Activities Related To Credit Banking - 0.6%
		Banco Santander S.A.
EUR	500	6.25%, 03/12/2049 §	698

		Commercial Banking - 0.8%
		Barclays Bank plc
	200	7.75%, 04/10/2023	222
EUR	200	8.00%, 12/15/2049	296
	200	8.25%, 12/15/2018 ♠β	213
		Credit Suisse AG
EUR	100	5.75%, 09/18/2025 §	154
		Credit Suisse Group AG
	100	7.88%, 02/24/2041 §	109
			994
		Depository Credit Banking - 0.3%
		Citigroup, Inc.
	190	6.68%, 09/13/2043 ‡	228
		KBC Groep N.V.
EUR	125	5.63%, 03/29/2049 §☼	171
			399
		Insurance Carriers - 0.7%
		AXA S.A.
	295	6.46%, 12/14/2018 ■‡♠Δ	316
		Mapfre S.A.
EUR	300	5.92%, 07/24/2037	443
			759
		International Trade Financing (Foreign Banks) - 1.4%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400	7.00%, 12/29/2049 §	575
	200	9.00%, 05/09/2018 ♠	221
		Bank of Ireland
EUR	175	10.00%, 07/30/2016 §	269
		Royal Bank of Scotland Group plc
	80	6.13%, 12/15/2022 ‡	85
		Societe Generale
	475	8.25%, 11/29/2018 §♠	516
			1,666
		Nondepository Credit Banking - 0.4%
		CIT Group, Inc.
	80	5.25%, 03/15/2018 ‡	86
	104	5.50%, 02/15/2019 ■‡	112
		General Motors Financial Co., Inc.
	45	6.25%, 10/02/2043 ■	49
		SLM Corp.
	150	5.50%, 01/15/2019 ‡	159
	95	8.45%, 06/15/2018 ‡	112
			518
		Other Financial Investment Activities - 0.2%
		Softbank Corp.
	200	4.50%, 04/15/2020 ■‡	200

		Securities and Commodity Contracts and Brokerage - 1.2%
		JP Morgan Chase & Co.
	720	5.63%, 08/16/2043 ‡	788
		Nationwide Building Society
GBP	350	6.88%, 03/11/2049 §	603
			1,391
			6,625
Health Care and Social Assistance - 0.4%
		General Medical and Surgical Hospitals - 0.4%
		Community Health Systems, Inc.
	35	5.13%, 08/01/2021 ■‡	36
		HCA, Inc.
	40	3.75%, 03/15/2019 ‡	41
	185	6.50%, 02/15/2020 ‡	206
		Tenet Healthcare Corp.
	145	6.00%, 10/01/2020 ■‡	152
			435
		Individual and Family Services - 0.0%
		Wellcare Health Plans, Inc.
	20	5.75%, 11/15/2020 ‡	21

			456
Information - 1.8%
		Cable and Other Program Distribution - 0.8%
		DISH DBS Corp.
	121	5.88%, 07/15/2022 ‡	131
	70	6.75%, 06/01/2021 ‡	79
		Rogers Communications, Inc.
	475	8.75%, 05/01/2032 ‡	655
			865

The accompanying notes are an integral part of these financial statements.

7

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Corporate Bonds - 11.3% - (continued)
Information - 1.8% - (continued)
	Data Processing Services - 0.1%
	Audatex North America, Inc.
$95	6.00%, 06/15/2021 ■‡	$102

	Software Publishers - 0.1%
	Activision Blizzard, Inc.
140	5.63%, 09/15/2021 ■‡	149

	Telecommunications - Other - 0.2%
	Sprint Nextel Corp.
147	7.00%, 03/01/2020 ■‡	170
53	9.00%, 11/15/2018 ■‡	64
		234
	Telecommunications - Wireless Carriers - 0.6%
	MetroPCS Wireless, Inc.
125	6.63%, 11/15/2020 ‡	133
	MTS International Funding Ltd.
240	5.00%, 05/30/2023 ■‡	214
	T-Mobile USA, Inc.
125	6.46%, 04/28/2019 ‡	133
	Vimpelcom Holdings
285	5.95%, 02/13/2023 ■‡	255
		735
		2,085
Machinery Manufacturing - 0.2%
	Agriculture, Construction, Mining and Machinery - 0.2%
	Case New Holland Industrial, Inc.
170	7.88%, 12/01/2017 ‡	200

Mining - 0.1%
	Coal Mining - 0.1%
	Peabody Energy Corp.
90	6.50%, 09/15/2020 ‡	94

Nonmetallic Mineral Product Manufacturing - 0.2%
	Cement and Concrete Product Manufacturing - 0.2%
	Grupo Cementos Chihuahua
260	8.13%, 02/08/2020 ■	282

Petroleum and Coal Products Manufacturing - 0.2%
	Oil and Gas Extraction - 0.2%
	Denbury Resources, Inc.
35	5.50%, 05/01/2022	35
	EDC Finance Ltd.
250	4.88%, 04/17/2020 ■	221
	Harvest Operations Corp.
21	6.88%, 10/01/2017 ‡	23
		279
	Petroleum and Coal Products Manufacturing - 0.0%
	Tesoro Corp.
10	5.13%, 04/01/2024	10

		289
Pipeline Transportation - 0.9%
	Pipeline Transportation of Natural Gas - 0.9%
	El Paso Corp.
105	7.00%, 06/15/2017 ‡	119
45	7.80%, 08/01/2031 ‡	48
	Energy Transfer Equity L.P.
650	5.95%, 10/01/2043 ‡	712
130	7.50%, 10/15/2020 ‡	150
	Kinder Morgan Finance Co.
75	6.00%, 01/15/2018 ■‡	82
		1,111
Primary Metal Manufacturing - 0.0%
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.0%
	United States Steel Corp.
20	7.38%, 04/01/2020 ‡	22

Real Estate, Rental and Leasing - 0.2%
	Industrial Machinery and Equipment Rental and Leasing - 0.2%
	International Lease Finance Corp.
40	5.65%, 06/01/2014 ‡	40
140	5.88%, 04/01/2019 ‡	152
75	6.75%, 09/01/2016 ■‡	84
		276
Retail Trade - 0.5%
	Building Material and Supplies Dealers - 0.1%
	Building Materials Corp.
75	6.75%, 05/01/2021 ■‡	81
15	7.50%, 03/15/2020 ■‡	16
		97
	Clothing Stores - 0.1%
	Carter's, Inc.
170	5.25%, 08/15/2021 ■‡	176

	Electronics and Appliance Stores - 0.2%
	Arcelik AS
230	5.00%, 04/03/2023 ■	216

	Other Miscellaneous Store Retailers - 0.1%
	Sotheby's
65	5.25%, 10/01/2022 ■‡	63

		552
Transportation Equipment Manufacturing - 0.1%
	Ship and Boat Building - 0.1%
	Huntington Ingalls Industries, Inc.
25	6.88%, 03/15/2018 ‡	27
65	7.13%, 03/15/2021 ‡	71
		98
Utilities - 0.3%
	Electric Generation, Transmission and Distribution - 0.3%
	AES (The) Corp.
190	8.00%, 06/01/2020 ‡	227
	Calpine Corp.
133	7.50%, 02/15/2021 ■‡	145
	IPALCO Enterprises, Inc.
40	7.25%, 04/01/2016 ■‡	44
		416
	Total Corporate Bonds
	(Cost $12,920)	$13,358

The accompanying notes are an integral part of these financial statements.

8

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 12.9%
		Argentina - 0.2%
		Argentina (Republic of)
	$100	7.00%, 04/17/2017 ☼	$92
	140	8.28%, 12/31/2033 ☼	111
			203
		Brazil - 1.3%
		Brazil (Republic of)
	100	5.63%, 01/07/2041 ‡	104
	225	5.88%, 01/15/2019 ☼	256
BRL	1,719	6.00%, 05/15/2045 ◄	719
	50	7.13%, 01/20/2037 ☼	61
	65	8.25%, 01/20/2034 ☼	88
BRL	591	10.00%, 01/01/2017 ╦	252
	50	11.00%, 08/17/2040 ‡	56
	25	12.25%, 03/06/2030 ☼	44
			1,580
		Colombia - 0.9%
		Colombia (Republic of)
COP	442,784	3.50%, 04/17/2019	234
COP	473,900	7.00%, 05/04/2022	255
	100	7.38%, 09/18/2037 ‡	131
COP	9,000	9.85%, 06/28/2027 ╦	6
	125	10.38%, 01/28/2033 ☼	192
	115	11.75%, 02/25/2020 ☼	166
COP	15,000	12.00%, 10/22/2015 ╦	8
			992
		Croatia - 0.1%
		Croatia (Republic of)
	100	6.63%, 07/14/2020 §☼	109

		Hungary - 0.3%
		Hungary (Republic of)
	76	4.00%, 03/25/2019 ☼	77
	36	5.38%, 02/21/2023 ‡	38
	65	6.25%, 01/29/2020 ☼	72
HUF	21,550	6.75%, 08/22/2014 - 02/24/2017 ╦	101
HUF	6,030	7.50%, 11/12/2020 ╦	31
	50	7.63%, 03/29/2041 ☼	60
			379
		Iceland - 0.1%
		Iceland (Republic of)
	100	4.88%, 06/16/2016 §☼	105

		Indonesia - 0.4%
		Indonesia (Republic of)
	100	6.88%, 01/17/2018 ╦§	114
	100	7.75%, 01/17/2038 ╦§	121
	200	8.50%, 10/12/2035 §☼	258
			493
		Japan - 4.4%
		Japan (Government of)
JPY	491,043	0.10%, 09/10/2023 ◄╦	5,240

		Malaysia - 0.2%
		Malaysia (Government of)
MYR	55	3.74%, 02/27/2015 ╦	17
MYR	335	4.26%, 09/15/2016 ╦	105
MYR	155	4.39%, 04/15/2026	48
MYR	155	5.73%, 07/30/2019 ╦	52
			222
		Mexico - 1.4%
		Mexican Bonos
MXN	834	7.75%, 12/14/2017 - 05/29/2031 ╦	69
		United Mexican States
MXN	3,182	2.00%, 06/09/2022 ◄	236
	190	3.63%, 03/15/2022 ‡	193
	176	4.75%, 03/08/2044 ‡	170
	100	5.75%, 10/12/2110 ☼	100
	76	6.05%, 01/11/2040 ☼	88
MXN	2,854	6.50%, 06/10/2021 ╦	228
	75	6.75%, 09/27/2034 ☼	93
MXN	2,816	8.00%, 12/07/2023 ╦	243
MXN	673	8.50%, 11/18/2038 ╦	59
MXN	2,290	9.50%, 12/18/2014 ╦	181
MXN	8	10.00%, 12/05/2024 ╦	1
			1,661
		Panama - 0.1%
		Panama (Republic of)
	4	7.25%, 03/15/2015 ‡	4
	45	8.88%, 09/30/2027 ‡	63
			67
		Peru - 0.5%
		Peru (Republic of)
PEN	15	6.90%, 08/12/2037 ╦	5
PEN	25	6.95%, 08/12/2031 ╦	9
PEN	65	7.84%, 08/12/2020 ╦	26
PEN	1,150	8.20%, 08/12/2026 ╦	473
	60	8.75%, 11/21/2033 ‡	90
	25	9.88%, 02/06/2015 ‡	27
			630
		Philippines - 0.3%
		Philippines (Republic of)
	250	10.63%, 03/16/2025 ☼	391

		Poland - 0.3%
		Poland (Republic of)
PLN	425	5.25%, 10/25/2020 ╦	153
PLN	510	5.50%, 04/25/2015 - 10/25/2019 ╦	176
			329
		Romania - 0.2%
		Romania (Republic of)
	50	4.38%, 08/22/2023 §☼	51
	50	4.88%, 01/22/2024 §☼	53
	76	6.13%, 01/22/2044 §☼	83
	50	6.75%, 02/07/2022 §☼	59
			246
		Russia - 0.8%
		Russia (Federation of)
	200	4.88%, 09/16/2023 §☼	190
	243	7.50%, 03/31/2030 §☼	271
RUB	8,650	8.15%, 02/03/2027 ╦Δ	223
	160	12.75%, 06/24/2028 §☼	256
			940
		South Africa - 0.2%
		South Africa (Republic of)
ZAR	325	6.25%, 03/31/2036 ╦	23
ZAR	1,760	6.75%, 03/31/2021 ╦	155
ZAR	900	8.25%, 09/15/2017 ╦	87
			265

The accompanying notes are an integral part of these financial statements.

9

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 12.9% - (continued)
		Turkey - 0.9%
		Turkey (Republic of)
	$400	5.13%, 03/25/2022 ☼	$416
	50	6.88%, 03/17/2036 ☼	57
	60	7.25%, 03/15/2015 ‡	63
	100	7.38%, 02/05/2025 ☼	119
	200	7.50%, 07/14/2017 ☼	227
TRY	100	10.50%, 01/15/2020	50
TRY	300	11.00%, 08/06/2014	143
			1,075
		Ukraine - 0.1%
		Ukraine (Government of)
	100	6.58%, 11/21/2016 §☼	84

		Venezuela - 0.2%
		Venezuela (Republic of)
	125	7.00%, 12/01/2018 ╦§	103
	90	11.95%, 08/05/2031 ╦§	83
	85	12.75%, 08/23/2022 ╦§	84
			270
		Total Foreign Government Obligations
		(Cost $15,124)	$15,281

Municipal Bonds - 0.8%
		Higher Education (Univ., Dorms, etc.) - 0.2%
		University of California
	$190	4.60%, 05/15/2031 ‡	$204

		Miscellaneous - 0.4%
		Employees Retire System Govt of Cmwlth Puerto Rico
	245	6.20%, 07/01/2039 ‡	134
		Puerto Rico Commonwealth Govt Retirement System
	125	6.55%, 07/01/2058 ‡	66
		Puerto Rico Government Employees Retirement System
	530	6.30%, 07/01/2043 ‡	288
			488
		Tax Allocation - 0.2%
		New York City, NY, Transitional FA Rev
	190	5.00%, 11/01/2038 ‡	208

		Total Municipal Bonds
		(Cost $894)	$900

Senior Floating Rate Interests ♦ - 18.1%
Administrative Waste Management and Remediation - 0.4%
		Business Support Services - 0.4%
		Acosta, Inc.
	$235	4.25%, 03/02/2018 ╦	$235
		PRA Holdings, Inc.
	199	4.50%, 09/23/2020	198
			433
Agriculture, Construction, Mining and Machinery - 0.3%
		Other General Purpose Machinery Manufacturing - 0.3%
		Pro Mach, Inc.
	97	4.50%, 07/06/2017 ╦	97
		Signode Industrial Group US, Inc.
	215	04/08/2021 ◊☼	213
			310
Air Transportation - 0.3%
		Scheduled Air Transportation - 0.3%
		Delta Air Lines, Inc., Term Loan
	318	3.50%, 04/20/2017 ╦	317

Arts, Entertainment and Recreation - 1.2%
		Cable and Other Subscription Programming - 0.2%
		Numericable
	300	3.98%, 04/23/2020 ☼	299

		Gambling Industries - 0.5%
		Caesars Entertainment Operating Co., Inc.
	519	4.40%, 01/28/2018 ╦	478
		Caesars Growth Property Holdings LLC
	100	04/09/2021 ◊☼	99
			577
		Radio and Television Broadcasting - 0.5%
		ION Media Networks, Inc.
	100	5.00%, 12/18/2020 ╦	100
		Salem Communications Corp.
	202	4.50%, 03/13/2020 ╦	202
		Univision Communications, Inc.
	302	4.00%, 03/01/2020 ╦	301
			603
			1,479
Chemical Manufacturing - 0.8%
		Basic Chemical Manufacturing - 0.4%
		Minerals Technologies, Inc.
	145	04/14/2021 ◊☼	145
		Pinnacle Operating Corp.
	172	4.75%, 11/15/2018 ╦	173
		PQ Corp.
	202	4.00%, 08/07/2017	202
			520
		Other Chemical and Preparations Manufacturing - 0.4%
		Arysta LifeScience Corp.
	124	4.50%, 05/29/2020 ╦	124
		Cytec Industries, Inc.
	39	4.50%, 10/03/2019	39
		Ineos US Finance LLC
	215	3.75%, 05/04/2018 ╦	212
		Monarch, Inc.
	75	4.50%, 10/03/2019 ╦	75
			450
			970
Computer and Electronic Product Manufacturing - 1.1%
		Computer and Peripheral - 0.5%
		CDW LLC
	344	3.25%, 04/29/2020 ╦	340
		Ceridian Corp.
	241	4.40%, 05/09/2017 ╦	240
			580

The accompanying notes are an integral part of these financial statements.

10

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 18.1% - (continued)
Computer and Electronic Product Manufacturing - 1.1% - (continued)
	Semiconductor, Electronic Components - 0.6%
	Avago Technologies Ltd.
$200	04/16/2021 ◊☼	$201
	Freescale Semiconductor, Inc.
495	4.25%, 02/28/2020 ╦	494
		695
		1,275
Finance and Insurance - 2.2%
	Activities Related To Credit Banking - 0.1%
	Evertec LLC
109	3.50%, 04/17/2020 ╦	107

	Agencies, Brokerages and Other Insurance - 0.5%
	Cooper Gay Swett & Crawford Ltd.
99	5.00%, 04/16/2020 ╦	96
	Sedgwick CMS Holdings, Inc.
425	3.75%, 03/01/2021 ╦	419
140	6.75%, 02/28/2022 ╦	139
		654
	Insurance Carriers - 0.5%
	Asurion LLC
243	5.00%, 05/24/2019 ╦	243
205	8.50%, 03/03/2021	210
	National Financial Partners Corp.
99	5.25%, 07/01/2020 ╦	100
		553
	Other Financial Investment Activities - 0.7%
	Nuveen Investments, Inc.
865	4.15%, 05/13/2017 ╦	864

	Real Estate Investment Trust (REIT) - 0.2%
	Walter Investment Management Corp.
200	4.75%, 12/18/2020 ╦	198

	Securities, Commodities and Brokerage - 0.2%
	Interactive Data Corp.
115	04/23/2019 ◊☼	115
	ION Trading Technologies Ltd.
94	4.50%, 05/22/2020 ╦	93
		208
		2,584
Food Manufacturing - 0.8%
	Other Food Manufacturing - 0.8%
	H.J. Heinz Co.
670	3.50%, 06/05/2020 ╦	671
	U.S. Foodservice, Inc.
223	4.50%, 03/31/2019 ╦	223
		894
Furniture and Related Product Manufacturing - 0.1%
	Household, Institution Furniture, Kitchen Cabinet - 0.1%
	Tempur-Pedic International, Inc.
154	3.50%, 03/18/2020 ╦	153

Health Care and Social Assistance - 1.1%
	General Medical and Surgical Hospitals - 0.2%
	Community Health Systems, Inc.
150	4.25%, 01/27/2021 ╦	150
	Sheridan Healthcare, Inc.
123	4.50%, 06/29/2018 ╦	123
		273
	Medical and Diagnostic Laboratories - 0.1%
	American Renal Holdings, Inc.
105	8.50%, 03/20/2020 ╦	105

	Outpatient Care Centers - 0.4%
	DaVita, Inc.
148	4.00%, 11/01/2019 ╦	149
	US Renal Care, Inc.
197	4.25%, 07/03/2019 ╦	196
135	10.25%, 01/03/2020 ╦	137
		482
	Pharmaceutical and Medicine Manufacturing - 0.3%
	Alkermes, Inc.
99	3.50%, 09/25/2019 ╦	98
	Catalent Pharma Solutions, Inc.
123	4.25%, 09/15/2017 ╦	122
	Salix Pharmaceuticals Ltd.
138	4.25%, 01/02/2020 ╦	139
		359
	Scientific Research and Development Services - 0.1%
	Truven Health Analytics, Inc.
98	4.50%, 06/06/2019 ╦	97

		1,316
Health Care Providers and Services - 0.1%
	Health Care Facilities - 0.1%
	Medpace Holdings, Inc.
135	5.00%, 04/01/2021	135

Information - 3.0%
	Cable and Other Program Distribution - 0.1%
	Cabovisao-Televisao Por Cabo S.A.
160	5.50%, 07/02/2019 ╦	162

	Data Processing Services - 0.7%
	First Data Corp., Extended 1st Lien Term Loan
750	4.15%, 03/23/2018 ╦	748
	La Quinta Intermediate Holdings
110	4.00%, 04/14/2021	110
		858
	Software Publishers - 1.5%
	Eagle Parent, Inc.
242	4.00%, 05/16/2018 ╦	241
	Kronos, Inc.
447	4.50%, 10/30/2019 ╦	447
130	9.75%, 04/30/2020 ╦	134
	Lawson Software, Inc.
202	3.75%, 06/03/2020 ╦	200
	MISYS plc
291	5.00%, 12/12/2018 ╦	292
	Novell, Inc.
270	7.25%, 11/22/2017 ╦	271
	Web.com Group, Inc.
123	4.50%, 10/27/2017 ╦	124
		1,709

The accompanying notes are an integral part of these financial statements.

11

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 18.1% - (continued)
Information - 3.0% - (continued)
	Telecommunications - Other - 0.6%
	Intelsat Jackson Holdings S.A.
$191	3.75%, 06/30/2019 ╦	$191
	Level 3 Communications, Inc.
320	4.00%, 08/01/2019 ╦	320
	West Corp.
132	3.25%, 06/30/2018	131
		642
	Telecommunications - Wireless Carriers - 0.1%
	Alcatel-Lucent
149	4.50%, 01/30/2019 ╦	149

		3,520
Media - 0.1%
	Broadcasting - 0.1%
	Entravision Communications Corp.
97	3.50%, 05/31/2020 ╦	95

Mining - 0.8%
	Metal Ore Mining - 0.6%
	Alpha Natural Resources, Inc.
99	3.50%, 05/22/2020 ╦	96
	American Rock Salt Co. LLC
244	4.75%, 04/25/2017 ╦	244
	Fortescue Metals Group Ltd.
300	4.25%, 06/28/2019 ╦	300
		640
	Mining and Quarrying Nonmetallic Mineral - 0.2%
	Arch Coal, Inc.
280	6.25%, 05/16/2018 ╦	272

		912
Miscellaneous Manufacturing - 0.6%
	Aerospace Product and Parts Manufacturing - 0.3%
	DigitalGlobe, Inc.
322	3.75%, 01/31/2020 ╦	322
	Sequa Automotive
96	6.00%, 11/15/2018 ╦	96
		418
	Miscellaneous Manufacturing - 0.3%
	Reynolds Group Holdings, Inc.
326	4.00%, 11/30/2018 ╦	326

		744
Motor Vehicle and Parts Manufacturing - 0.3%
	Motor Vehicle Manufacturing - 0.3%
	Navistar, Inc.
81	5.75%, 08/17/2017 ╦	82
	SRAM LLC
313	4.01%, 04/10/2020 ╦	310
		392
Other Services - 0.2%
	Commercial/Industrial Machine and Equipment - 0.1%
	Rexnord LLC
194	4.00%, 08/21/2020 ╦	193

	Dry Cleaning and Laundry Services - 0.1%
	Alliance Laundry Systems LLC
99	4.25%, 12/10/2018 ╦	99

		292
Petroleum and Coal Products Manufacturing - 0.3%
	Oil and Gas Extraction - 0.2%
	Samson Investment Co.
100	5.00%, 09/25/2018 ╦	100
	Seadrill Ltd.
120	4.00%, 02/21/2021 ╦	119
		219
	Support Activities For Mining - 0.1%
	Shelf Drilling International Holdings Ltd.
100	10.00%, 10/08/2018 ╦	102

		321
Pipeline Transportation - 0.6%
	Pipeline Transportation of Crude Oil - 0.5%
	EMG Utica LLC
130	4.75%, 03/27/2020 ╦	131
	NGPL Pipeco LLC
298	6.75%, 09/15/2017 ╦	293
	Philadelphia Energy Solutions LLC
99	6.25%, 04/04/2018 ╦	88
		512
	Pipeline Transportation of Natural Gas - 0.1%
	EP Energy LLC
143	4.50%, 04/30/2019 ╦	142

		654
Plastics and Rubber Products Manufacturing - 0.4%
	Plastics Product Manufacturing - 0.2%
	Consolidated Container Co.
281	5.00%, 07/03/2019 ╦	281

	Rubber Manufacturing - 0.2%
	Goodyear (The) Tire & Rubber Co.
250	4.75%, 04/30/2019 ╦	251

		532
Primary Metal Manufacturing - 0.3%
	Alumina and Aluminum Production and Processing - 0.2%
	Novelis, Inc.
157	3.75%, 03/10/2017 ╦	157

	Product From Purchased Steel - 0.1%
	WireCo WorldGroup, Inc.
143	6.00%, 02/15/2017 ╦	143

		300
Professional, Scientific and Technical Services - 1.1%
	Advertising and Related Services - 0.1%
	Advantage Sales & Marketing, Inc.
123	8.25%, 06/17/2018 ╦	124

The accompanying notes are an integral part of these financial statements.

12

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Senior Floating Rate Interests ♦ - 18.1% - (continued)
Professional, Scientific and Technical Services - 1.1% - (continued)
	Management, Scientific and Technical Consulting Service - 0.3%
	AlixPartners LLP
$196	4.00%, 07/10/2020 ╦	$194
105	9.00%, 07/10/2021 ╦	107
		301
	Professional Services - Computer Sys Design and Related - 0.6%
	MoneyGram International, Inc.
441	4.25%, 03/27/2020 ╦	429
	Paradigm Ltd., Term Loan B1
219	4.75%, 07/30/2019 ╦	218
	Paradigm Ltd., Term Loan B2
106	10.50%, 07/30/2020 ╦	107
		754
	Professional, Scientific and Technical Service Other - 0.1%
	Getty Images, Inc.
128	4.75%, 10/18/2019 ╦	123

		1,302
Real Estate, Rental and Leasing - 0.3%
	Activities Related To Real Estate - 0.1%
	Realogy Corp., Extended Credit Linked Deposit
9	4.55%, 10/10/2016 ╦	9
	Realogy Group LLC
138	3.75%, 03/05/2020	137
		146
	Consumer Goods Rental - 0.2%
	Fly Leasing Ltd.
245	4.50%, 08/09/2019 ╦	246

		392
Retail Trade - 1.1%
	Automobile Dealers - 0.1%
	TI Automotive Ltd.
114	5.50%, 03/28/2019	114

	Automotive Parts, Accessories and Tire Stores - 0.3%
	August LUXUK Holding Co.
57	10.50%, 04/26/2019 ╦	58
	August US Holding Co., Inc.
99	5.00%, 04/27/2018 ╦	98
19	10.50%, 04/26/2019 ╦	19
	FleetPride, Inc.
158	5.25%, 11/19/2019 ╦	156
		331
	Clothing Stores - 0.1%
	Land's End, Inc.
100	4.25%, 04/04/2021	100

	Department Stores - 0.1%
	Neiman Marcus (The) Group, Inc.
155	4.25%, 10/25/2020	154

	Other Miscellaneous Store Retailers - 0.2%
	Amscan Holdings, Inc.
192	4.00%, 07/27/2019	191

	Specialty Food Stores - 0.2%
	Weight Watchers International, Inc.
330	4.00%, 04/02/2020 ╦	258

	Sporting Goods, Hobby and Musical Instrument Store - 0.1%
	Michaels Stores, Inc.
114	3.75%, 01/28/2020 ╦	114

		1,262
Truck Transportation - 0.3%
	Freight Trucking - General - 0.3%
	Nexeo Solutions LLC
207	5.00%, 09/09/2017 ╦	206
	Swift Transportation Co., Inc.
140	4.00%, 12/21/2017 ╦	140
		346
Utilities - 0.3%
	Electric Generation, Transmission and Distribution - 0.3%
	Calpine Corp.
104	4.00%, 10/09/2019 ╦	105
	La Frontera Generation LLC
116	4.50%, 09/30/2020 ╦	116
	PowerTeam Services LLC
11	3.68%, 05/06/2020 ☼Б	11
88	4.25%, 05/06/2020 ╦	88
	Texas Competitive Electric Holdings Co. LLC
100	4.74%, 10/10/2017 ╦Ψ	75
		395
	Total Senior Floating Rate Interests
	(Cost $21,346)	$21,325

U.S. Government Agencies - 46.7%
	FHLMC - 11.3%
$2,900	3.00%, 05/15/2044 ☼	$2,823
900	3.50%, 05/15/2029 - 05/15/2044 ☼	931
4,300	4.00%, 05/15/2044 ☼	4,499
1,500	4.50%, 05/15/2044 ☼	1,611
1,200	5.00%, 05/15/2044 ☼	1,313
1,976	5.50%, 12/01/2037 - 01/01/2039 ‡	2,174
		13,351
	FNMA - 21.5%
584	2.14%, 11/01/2022 ‡	556
435	2.15%, 10/01/2022 ‡	416
199	2.20%, 12/01/2022 ‡	190
117	2.28%, 11/01/2022 ‡	112
103	2.34%, 11/01/2022 ‡	99
91	2.40%, 10/01/2022 ‡	88
78	2.42%, 11/01/2022 ‡	75
83	2.47%, 11/01/2022 ‡	81
8,785	3.00%, 05/15/2029 - 05/15/2044 ☼	8,805
5,600	3.50%, 05/15/2029 - 05/15/2044 ☼	5,691
1,100	4.00%, 05/15/2029 - 05/15/2044 ☼	1,164
149	4.02%, 11/01/2028	154
4,600	4.50%, 05/15/2044 ☼	4,939
383	5.50%, 06/25/2042 ►	68
2,300	5.50%, 05/15/2044 - 06/15/2044 ☼	2,543
350	6.00%, 09/01/2039 ‡	391
		25,372
	GNMA - 13.9%
400	3.00%, 05/15/2044 ☼	398

The accompanying notes are an integral part of these financial statements.

13

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
U.S. Government Agencies - 46.7% - (continued)
	GNMA - 13.9% - (continued)
$9,700	4.00%, 05/15/2044 ☼	$10,264
3,564	4.50%, 09/20/2041 - 05/15/2044 ‡☼	3,863
400	5.00%, 05/15/2044 ☼	439
1,243	6.00%, 08/15/2032 - 12/15/2040 ‡	1,403
		16,367
	Total U.S. Government Agencies
	(Cost $54,913)	$55,090

U.S. Government Securities - 21.7%
U.S. Treasury Securities - 21.7%
	U.S. Treasury Bonds - 2.5%
$2,510	1.38%, 02/15/2044 ◄‡	$2,668
53	2.88%, 05/15/2043 ‡	47
121	3.13%, 02/15/2042 - 02/15/2043 ‡	114
89	3.50%, 02/15/2039 ‡	91
38	3.63%, 02/15/2044 ‡	39
53	5.38%, 02/15/2031 ‡	69
		3,028
	U.S. Treasury Notes - 19.2%
2,345	0.13%, 04/15/2016 - 01/15/2023 ◄‡	2,463
210	0.38%, 07/15/2023 ◄‡	212
310	0.50%, 04/15/2015 ◄‡	342
90	0.63%, 04/30/2018 ‡	88
5,385	0.63%, 07/15/2021 - 01/15/2024 ◄‡	5,502
100	0.75%, 03/31/2018 ‡	98
2,775	1.00%, 05/31/2018 Є	2,734
200	1.13%, 01/15/2021 ◄‡	229
175	1.25%, 07/15/2020 ◄‡	204
125	1.38%, 01/15/2020 ◄‡	148
140	1.38%, 02/28/2019 ‡	138
585	1.63%, 01/15/2015 - 01/15/2018 ◄‡	722
140	1.88%, 07/15/2019 ◄‡	172
315	2.00%, 11/15/2021 - 02/15/2022 ‡	307
275	2.00%, 01/15/2016 ◄‡	345
260	2.13%, 01/15/2019 ◄‡	319
300	2.38%, 01/15/2017 ◄‡	383
5,880	2.50%, 04/30/2015 Є	6,020
2,065	3.25%, 03/31/2017 □Є	2,209
		22,635
		25,663
	Total U.S. Government Securities
	(Cost $25,498)	$25,663

Preferred Stocks - 0.1%
	Multi-Sector Holdings - 0.1%
2	GMAC Capital Trust I β	$59

	Other Diversified Financial Services - 0.0%
—	Citigroup Capital XIII	3

	Total Preferred Stocks
	(Cost $57)	$62

	Total Long-Term Investments Excluding Purchased Options
	(Cost $159,388)	$161,205

Short-Term Investments - 3.8%
Repurchase Agreements - 3.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $197, collateralized by GNMA 4.00%, 2044, value of $201)
$197	0.05%, 4/30/2014	$197
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of $979,
collateralized by U.S. Treasury Bond 3.75% -
11.25%, 2015 - 2043, U.S. Treasury Note
	0.13% - 4.75%, 2014 - 2024, value of $999)
979	0.04%, 4/30/2014	979
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $347, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $353)
347	0.04%, 4/30/2014	347
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2014 in the
amount of $858, collateralized by U.S. Treasury
Bill 0.02% - 0.14%, 2014 - 2015, U.S. Treasury
Bond 2.75% - 10.63%, 2015 - 2042, U.S.
Treasury Note 0.25% - 5.13%, 2014 - 2023,
	value of $875)
858	0.04%, 4/30/2014	858
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $522, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $532)
522	0.05%, 4/30/2014	522
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $429, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $438)
429	0.04%, 4/30/2014	429
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$1,192, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $1,216)
1,192	0.05%, 4/30/2014	1,192

The accompanying notes are an integral part of these financial statements.

14

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 3.8% - (continued)
Repurchase Agreements - 3.8% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $6, collateralized by U.S. Treasury Note 2.13%, 2015, value of $6)
$6	0.04%, 4/30/2014		$6
			4,530
	Total Short-Term Investments
	(Cost $4,530)		$4,530

	Total Investments Excluding Purchased Options
	(Cost $163,918)	140.4%	$165,735
	Total Purchased Options
	(Cost $758)	0.6%	732
	Total Investments
	(Cost $164,676) ▲	141.0%	$166,467
	Other Assets and Liabilities	(41.0)%	(48,418)
	Total Net Assets	100.0%	$118,049

The accompanying notes are an integral part of these financial statements.

15

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $164,760 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,185
Unrealized Depreciation	(1,478)
Net Unrealized Appreciation	$1,707

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2014, the aggregate value and percentage of net assets of these securities rounds to zero.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $51,080 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts. Securities valued at $264, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with OTC swap contracts. Since the broker retains legal title to the securities, the securities are not considered an asset of the Fund.

Є	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

►	Securities disclosed are interest-only strips.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2014.

Б	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2014, the aggregate value of the unfunded commitment was $6, which rounds to zero percent of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $8,369, which represents 7.1% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $5,119, which represents 4.3% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

╬	All principal or contracts amounts are in U.S. dollars unless otherwise indicated.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
OTC swaps contracts	$–	$1,145
Total	$–	$1,145

OTC Swaption Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Call swaption contracts
Interest Rate Swaption	DEUT	IR	4.42%	11/27/23	USD	440,000	$66	$47	$19
Interest Rate Swaption	DEUT	IR	3.94%	04/15/24	USD	670,000	75	75	–
Interest Rate Swaption	BOA	IR	0.73%	08/28/14	USD	9,970,000	17	28	(11)
Interest Rate Swaption	BOA	IR	0.75%	09/05/14	USD	4,250,000	8	13	(5)
Interest Rate Swaption	BOA	IR	4.42%	11/27/23	USD	440,000	66	47	19
Interest Rate Swaption	JPM	IR	0.71%	08/28/14	USD	7,780,000	12	21	(9)
Interest Rate Swaption	JPM	IR	4.51%	01/08/24	USD	470,000	74	47	27
Interest Rate Swaption	JPM	IR	4.49%	01/09/24	USD	380,000	59	38	21
Total call swaption contracts						24,400,000	$377	$316	$61
Put swaption contracts
Interest Rate Swaption	DEUT	IR	3.50%	03/05/15	USD	3,590,000	$41	$72	$(31)
Interest Rate Swaption	DEUT	IR	4.42%	11/27/23	USD	440,000	36	46	(10)
Interest Rate Swaption	DEUT	IR	3.95%	04/15/24	USD	670,000	74	75	(1)
Interest Rate Swaption	BOA	IR	4.42%	11/27/23	USD	435,000	36	46	(10)
Interest Rate Swaption	JPM	IR	3.50%	04/29/15	USD	6,665,000	101	118	(17)
Interest Rate Swaption	JPM	IR	4.51%	01/08/24	USD	470,000	37	47	(10)
Interest Rate Swaption	JPM	IR	4.49%	01/09/24	USD	380,000	30	38	(8)
Total put swaption contracts						12,650,000	$355	$442	$(87)
Total purchased swaption contracts						37,050,000	$732	$758	$(26)

* The number of contracts does not omit 000's.

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 5-Year Note Future	8	06/30/2014	$953	$956	$3	$–	$3	$–

Short position contracts:
U.S. Treasury 10-Year Note Future	181	06/19/2014	$22,399	$22,521	$–	$(122)	$4	$(85)
U.S. Treasury 2-Year Note Future	6	06/30/2014	1,318	1,319	–	(1)	–	(1)
U.S. Treasury 30-Year Bond Future	47	06/19/2014	6,256	6,342	–	(86)	–	(26)
U.S. Treasury CME Ultra Long Term Bond Future	47	06/19/2014	6,707	6,922	–	(215)	–	(41)
Total			$36,680	$37,104	$–	$(424)	$4	$(153)
Total futures contracts			$35,727	$36,148	$3	$(424)	$7	$(153)

* The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at April 30, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.6	JPM	USD	323	(0.32)%	07/25/45	$85	$–	$72	$–	$(13)

The accompanying notes are an integral part of these financial statements.

17

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
ABX.HE.AAA.6	BCLY	USD	179	(0.18)%	07/25/45	$16	$–	$4	$–	$(12)
ABX.HE.AAA.6	BOA	USD	312	(0.18)%	07/25/45	17	–	8	–	(9)
ABX.HE.AAA.6	BOA	USD	566	(0.11)%	05/25/46	121	–	118	–	(3)
ABX.HE.AAA.6	CSI	USD	133	(0.18)%	07/25/45	1	–	3	2	–
ABX.HE.AAA.6	CSI	USD	160	(0.11)%	05/25/46	38	–	33	–	(5)
ABX.HE.AAA.6	DEUT	USD	9	(0.11)%	05/25/46	2	–	2	–	–
ABX.HE.AAA.6	GSC	USD	655	(0.18)%	07/25/45	58	–	16	–	(42)
ABX.HE.AAA.6	JPM	USD	845	(0.18)%	07/25/45	16	–	21	5	–
ABX.HE.AAA.6	JPM	USD	544	(0.18)%	07/25/45	16	–	14	–	(2)
ABX.HE.AAA.6	MSC	USD	198	(0.18)%	07/25/45	4	–	5	1	–
ABX.HE.AAA.6	MSC	USD	814	(0.18)%	07/25/45	46	–	21	–	(25)
ABX.HE.AAA.7	CSI	USD	306	(0.09)%	08/25/37	91	–	92	1	–
ABX.HE.AAA.7	JPM	USD	9	(0.09)%	08/25/37	3	–	3	–	–
ABX.HE.PENAAA.6	BCLY	USD	38	(0.11)%	05/25/46	11	–	5	–	(6)
ABX.HE.PENAAA.6	GSC	USD	209	(0.11)%	05/25/46	52	–	29	–	(23)
ABX.HE.PENAAA.6	JPM	USD	350	(0.11)%	05/25/46	79	–	49	–	(30)
ABX.HE.PENAAA.6	MSC	USD	227	(0.11)%	05/25/46	50	–	32	–	(18)
ABX.HE.PENAAA.7	BCLY	USD	302	(0.09)%	08/25/37	132	–	72	–	(60)
CDX.EM.21	DEUT	USD	3,000	(5.00)%	06/20/19	–	(301)	(304)	–	(3)
CDX.EM.21	GSC	USD	2,135	(5.00)%	06/20/19	–	(229)	(217)	12	–
CDX.EM.21	GSC	USD	100	(5.00)%	06/20/19	–	(9)	(10)	–	(1)
CMBX.NA.A.1	BOA	USD	50	(0.35)%	10/12/52	16	–	16	–	–
CMBX.NA.A.1	GSC	USD	25	(0.35)%	10/12/52	11	–	8	–	(3)
CMBX.NA.A.1	MSC	USD	60	(0.35)%	10/12/52	25	–	20	–	(5)
CMBX.NA.A.6	CSI	USD	180	(2.00)%	05/11/63	–	(2)	(3)	–	(1)
CMBX.NA.AA.1	CSI	USD	225	(0.25)%	10/12/52	51	–	31	–	(20)
CMBX.NA.AA.1	DEUT	USD	360	(0.25)%	10/12/52	76	–	50	–	(26)
CMBX.NA.AA.1	JPM	USD	480	(0.25)%	10/12/52	95	–	67	–	(28)
CMBX.NA.AA.1	UBS	USD	335	(0.25)%	10/12/52	72	–	47	–	(25)
CMBX.NA.AA.2	BOA	USD	523	(0.15)%	03/15/49	199	–	152	–	(47)
CMBX.NA.AA.2	CSI	USD	358	(0.15)%	03/15/49	118	–	105	–	(13)
CMBX.NA.AA.2	GSC	USD	111	(0.15)%	03/15/49	38	–	32	–	(6)
CMBX.NA.AA.2	JPM	USD	373	(0.15)%	03/15/49	138	–	109	–	(29)
CMBX.NA.AA.2	MSC	USD	203	(0.15)%	03/15/49	80	–	59	–	(21)
CMBX.NA.AA.7	CSI	USD	180	(1.50)%	01/17/47	1	–	(1)	–	(2)
CMBX.NA.AJ.1	DEUT	USD	5	(0.84)%	10/12/52	–	–	–	–	–
CMBX.NA.AJ.1	JPM	USD	175	(0.84)%	10/12/52	12	–	4	–	(8)
CMBX.NA.AJ.1	MSC	USD	140	(0.84)%	10/12/52	10	–	3	–	(7)
CMBX.NA.AJ.2	DEUT	USD	310	(1.09)%	03/15/49	28	–	24	–	(4)
CMBX.NA.AJ.3	JPM	USD	104	(1.47)%	12/13/49	21	–	19	–	(2)
CMBX.NA.AJ.4	DEUT	USD	199	(0.96)%	02/17/51	40	–	37	–	(3)
CMBX.NA.AJ.4	JPM	USD	30	(0.96)%	02/17/51	7	–	5	–	(2)
CMBX.NA.AJ.4	MSC	USD	274	(0.96)%	02/17/51	102	–	50	–	(52)
CMBX.NA.AM.2	CSI	USD	425	(0.50)%	03/15/49	26	–	4	–	(22)
CMBX.NA.AM.2	DEUT	USD	170	(0.50)%	03/15/49	10	–	2	–	(8)
CMBX.NA.AM.2	JPM	USD	130	(0.50)%	03/15/49	4	–	1	–	(3)
CMBX.NA.AM.2	MSC	USD	575	(0.50)%	03/15/49	28	–	6	–	(22)
CMBX.NA.AM.4	BOA	USD	125	(0.50)%	02/17/51	15	–	5	–	(10)
CMBX.NA.AM.4	CSI	USD	25	(0.50)%	02/17/51	3	–	1	–	(2)
CMBX.NA.AM.4	GSC	USD	225	(0.50)%	02/17/51	33	–	10	–	(23)
CMBX.NA.AM.4	JPM	USD	20	(0.50)%	02/17/51	2	–	1	–	(1)
CMBX.NA.AM.4	MSC	USD	155	(0.50)%	02/17/51	19	–	7	–	(12)
CMBX.NA.AS.6	CSI	USD	490	(1.00)%	05/11/63	7	–	3	–	(4)
CMBX.NA.AS.7	CSI	USD	240	(1.00)%	01/17/47	6	–	2	–	(4)
CMBX.NA.AS.7	GSC	USD	215	(1.00)%	01/17/47	5	–	2	–	(3)
Total						$2,136	$(541)	$946	$21	$(670)

The accompanying notes are an integral part of these financial statements.

18

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices: - (continued)
Sell protection:
CMBX.NA.A.7	CSI	USD	220	0.50%	01/17/47	$–	$(8)	$(7)	$1	$–
CMBX.NA.AAA.6	BCLY	USD	1,105	0.50%	05/11/63	–	(24)	(22)	2	–
CMBX.NA.AAA.6	CSI	USD	1,150	0.50%	05/11/63	–	(30)	(23)	7	–
CMBX.NA.AAA.6	DEUT	USD	965	0.50%	05/11/63	–	(23)	(19)	4	–
CMBX.NA.AAA.6	GSC	USD	3,245	0.50%	05/11/63	–	(65)	(65)	–	–
CMBX.NA.AAA.6	JPM	USD	975	0.50%	05/11/63	–	(33)	(20)	13	–
CMBX.NA.AAA.6	UBS	USD	5,010	0.50%	05/11/63	–	(192)	(100)	92	–
CMBX.NA.AAA.7	DEUT	USD	215	0.50%	01/17/47	–	(10)	(7)	3	–
CMBX.NA.BB.6	BOA	USD	430	5.00%	05/11/63	–	(4)	(4)	–	–
CMBX.NA.BB.6	CSI	USD	25	5.00%	05/11/63	–	(2)	–	2	–
CMBX.NA.BB.6	GSC	USD	110	5.00%	05/11/63	–	(2)	(1)	1	–
CMBX.NA.BB.6	MSC	USD	655	5.00%	05/11/63	–	(42)	(6)	36	–
CMBX.NA.BB.7	BOA	USD	160	5.00%	01/17/47	–	(8)	(5)	3	–
CMBX.NA.BB.7	CSI	USD	485	5.00%	01/17/47	–	(23)	(14)	9	–
CMBX.NA.BB.7	DEUT	USD	50	5.00%	01/17/47	–	(2)	(2)	–	–
CMBX.NA.BB.7	GSC	USD	255	5.00%	01/17/47	–	(15)	(7)	8	–
CMBX.NA.BB.7	MSC	USD	45	5.00%	01/17/47	–	(2)	(1)	1	–
CMBX.NA.BBB-.6	CSI	USD	225	3.00%	05/11/63	–	–	(1)	–	(1)
CMBX.NA.BBB-.7	CSI	USD	410	3.00%	01/17/47	–	(25)	(10)	15	–
CMBX.NA.BBB-.7	UBS	USD	210	3.00%	01/17/47	–	(11)	(5)	6	–
PrimeX.ARM.2	JPM	USD	25	4.58%	12/25/37	1	–	1	–	–
PrimeX.ARM.2	MSC	USD	382	4.58%	12/25/37	–	(30)	12	42	–
PrimeX.ARM.2	MSC	USD	58	4.58%	12/25/37	2	–	2	–	–
PrimeX.FRM.1	JPM	USD	54	4.42%	07/25/36	6	–	6	–	–
PrimeX.FRM.1	JPM	USD	6	4.42%	07/25/36	1	–	1	–	–
Total						$10	$(551)	$(297)	$245	$(1)
Total traded indices						$2,146	$(1,092)	$649	$266	$(671)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	CSI	USD	945	1.00% / 0.47%	12/20/17	$–	$(20)	$18	$38	$–
Bank of America Corp.	GSC	USD	2,200	1.00% / 0.45%	09/20/17	–	(153)	41	194	–
Citigroup, Inc.	GSC	USD	785	1.00% / 0.52%	12/20/17	–	(14)	14	28	–
Citigroup, Inc.	GSC	USD	2,350	1.00% / 0.49%	09/20/17	–	(153)	41	194	–
Goldman Sachs Group, Inc.	CSI	USD	495	1.00% / 0.60%	12/20/17	–	(15)	7	22	–
Goldman Sachs Group, Inc.	UBS	USD	1,100	1.00% / 0.56%	09/20/17	–	(82)	16	98	–
Morgan Stanley	BCLY	USD	1,100	1.00% / 0.49%	09/20/17	–	(123)	19	142	–
Morgan Stanley	GSC	USD	520	1.00% / 0.52%	12/20/17	–	(27)	9	36	–
Total						$–	$(587)	$165	$752	$–
						$2,146	$(1,679)	$814	$1,018	$(671)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
CDX.NA.HY.22	CME	USD	3,660	(5.00)%	06/20/19	$(243)	$(254)	$–	$(11)	$–	$(1)
CDX.NA.IG.22	CME	USD	340	(1.00)%	06/20/19	(6)	(6)	–	–	–	–
ITRX.EUR.21	ICE	EUR	2,410	(1.00)%	06/20/19	(48)	(49)	–	(1)	–	(1)
ITRX.XOV.20	ICE	EUR	1,100	(5.00)%	12/20/18	(135)	(178)	–	(43)	–	(3)
ITRX.XOV.21	ICE	EUR	1,995	(5.00)%	06/20/19	(269)	(282)	–	(13)	–	(2)
Total						$(701)	$(769)	$–	$(68)	$–	$(7)
Sell protection:
CDX.NA.IG.22	CME	USD	2,925	1.00%	06/20/24	$(37)	$(28)	$9	$–	$–	$(2)

Total traded indices						$(738)	$(797)	$9	$(68)	$–	$(9)

(a)	The FCM to the contracts is GSC.

(b)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund (a)	Amount		Date	Paid	Received	Value ╪	Asset	Liability
BNP	2.48% Fixed	CPURNSA	USD	4,825	01/15/24	$–	$–	$–	$–	$–
DEUT	2.18% Fixed	CPURNSA	USD	13,325	04/15/19	–	–	(41)	–	(41)
Total						$–	$–	$(41)	$–	$(41)

(a)	If the index level of the floating index (CPURNSA) was to drop below the initial index level when the interest rate swap was purchased, the Fund will be required to make a payment to the counterparty rather than receive the payment noted in the table above.

OTC Total Return Swap Contracts Outstanding at April 30, 2014

		Notional		Payments received	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Reference Entity	Counterparty	Amount		(paid) by Fund	Date	Paid	Received	Value ╪	Asset	Liability
JPM CORP EMBI †	JPM	USD	3,610	3M LIBOR - 0.75%	06/20/14	$–	$–	$(30)	$–	$(30)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2014, the aggregate market value of these securities was $(30), which rounds to zero percent of total net assets.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Securities Sold Short Outstanding at April 30, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 5.50%	$1,000	06/15/2043	$1,101	$1
FHLMC, 5.50%	1,000	05/15/2044	1,102	(1)
FNMA, 2.50%	550	06/15/2029	552	(3)
FNMA, 3.50%	3,100	05/15/2029	3,265	(9)
FNMA, 4.00%	4,500	05/15/2044	4,715	(9)
GNMA, 3.00%	600	05/15/2044	596	(3)
GNMA, 3.50%	3,300	05/15/2044	3,394	(9)
GNMA, 4.00%	200	05/15/2044	212	–
GNMA, 4.50%	500	05/15/2044	542	(2)
Total			$15,479	$(35)

At April 30, 2014, the aggregate market value of these securities represents 13.1% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
BRL	Sell	06/03/2014	SCB	$123	$126	$–	$(3)
CAD	Buy	05/30/2014	BMO	671	676	5	–
CHF	Sell	05/30/2014	CSFB	614	618	–	(4)
EUR	Buy	05/06/2014	GSC	172	172	–	–
EUR	Sell	06/18/2014	BOA	383	383	–	–
EUR	Sell	05/30/2014	CBA	617	619	–	(2)
EUR	Sell	05/30/2014	CBK	2,033	2,041	–	(8)
EUR	Sell	05/30/2014	GSC	172	172	–	–
GBP	Sell	05/30/2014	MSC	377	378	–	(1)
GBP	Sell	05/30/2014	UBS	605	609	–	(4)
JPY	Sell	06/18/2014	JPM	5,010	5,062	–	(52)
JPY	Sell	05/30/2014	NAB	1,215	1,220	–	(5)
PEN	Sell	06/18/2014	SCB	117	118	–	(1)
PEN	Sell	06/18/2014	SSG	74	74	–	–
PEN	Sell	06/18/2014	UBS	44	44	–	–
RUB	Sell	06/18/2014	UBS	231	239	–	(8)
Total						$5	$(88)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican New Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PLN	Polish New Zloty
RUB	Russian New Ruble
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Securities Home Equity
ABX.HE.PEN	Markit Asset Backed Securities Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
EMBI	Emerging Markets Bond Index
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Securities
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Securities

Municipal Bond Abbreviations:
FA	Finance Authority
Rev	Revenue

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IR	Intterest Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

22

The Hartford Unconstrained Bond Fund

Investment Valuation Hierarchy Level Summary

April 30, 2014 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$29,526	$–	$24,746	$4,780
Corporate Bonds	13,358	–	13,358	–
Foreign Government Obligations	15,281	–	15,281	–
Municipal Bonds	900	–	900	–
Preferred Stocks	62	62	–	–
Senior Floating Rate Interests	21,325	–	21,325	–
U.S. Government Agencies	55,090	–	55,090	–
U.S. Government Securities	25,663	8,155	17,508	–
Short-Term Investments	4,530	–	4,530	–
Purchased Options	732	–	732	–
Total	$166,467	$8,217	$153,470	$4,780
Foreign Currency Contracts *	$5	$–	$5	$–
Futures *	3	3	–	–
Swaps - Credit Default *	1,027	–	1,027	–
Total	$1,035	$3	$1,032	$–
Liabilities:
Securities Sold Short	$15,479	$–	$15,479	$–
Total	$15,479	$–	$15,479	$–
Foreign Currency Contracts *	$88	$–	$88	$–
Futures *	424	424	–	–
Swaps - Credit Default *	739	–	739	–
Swaps - Interest Rate *	41	–	41	–
Swaps - Total Return *	30	–	–	30
Total	$1,322	$424	$868	$30

♦	For the six-month period ended April 30, 2014, investments valued at $639 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$5,477	$167	$58	†	$140	$574	$(1,557)	$—	$(79)	$4,780
U.S. Government Agencies	153	—	—		—	—	—	—	(153)	—
Total	$5,630	$167	$58		$140	$574	$(1,557)	$—	$(232)	$4,780

Liabilities:
Swaps‡	$—	$—	$30		$—	$—	$—	$—	$—	$30
Total	$—	$—	$30		$—	$—	$—	$—	$—	$30

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $117.
‡	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Unconstrained Bond Fund

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $164,676)	$166,467
Cash	171
Unrealized appreciation on foreign currency contracts	5
Unrealized appreciation on OTC swap contracts	1,018
Receivables:
Investment securities sold	54,033
Fund shares sold	131
Dividends and interest	642
Variation margin on financial derivative instruments	7
OTC swap premiums paid	2,146
Other assets	90
Total assets	224,710
Liabilities:
Unrealized depreciation on foreign currency contracts	88
Unrealized depreciation on OTC swap contracts	742
Bank overdraft — foreign cash	77
Securities sold short, at market value (proceeds $15,444)	15,479
Payables:
Investment securities purchased	86,757
Fund shares redeemed	417
Investment management fees	11
Dividends	9
Administrative fees	—
Distribution fees	6
Collateral received from broker	1,145
Variation margin on financial derivative instruments	162
Accrued expenses	46
OTC swap premiums received	1,679
Other liabilities	43
Total liabilities	106,661
Net assets	$118,049
Summary of Net Assets:
Capital stock and paid-in-capital	$135,221
Undistributed net investment income	227
Accumulated net realized loss	(18,870)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,471
Net assets	$118,049

The accompanying notes are an integral part of these financial statements.

24

The Hartford Unconstrained Bond Fund

Statement of Assets and Liabilities – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.10/$10.58
Shares outstanding	7,662
Net assets	$77,381
Class B: Net asset value per share	$10.10
Shares outstanding	244
Net assets	$2,468
Class C: Net asset value per share	$10.12
Shares outstanding	1,657
Net assets	$16,774
Class I: Net asset value per share	$10.10
Shares outstanding	161
Net assets	$1,631
Class R3: Net asset value per share	$10.08
Shares outstanding	18
Net assets	$180
Class R4: Net asset value per share	$10.09
Shares outstanding	15
Net assets	$156
Class R5: Net asset value per share	$10.08
Shares outstanding	15
Net assets	$152
Class Y: Net asset value per share	$10.07
Shares outstanding	1,917
Net assets	$19,307

The accompanying notes are an integral part of these financial statements.

25

The Hartford Unconstrained Bond Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2014 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$2
Interest	2,231
Less: Foreign tax withheld	(3)
Total investment income	2,230

Expenses:
Investment management fees	332
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	79
Class B	5
Class C	12
Class I	1
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	100
Class B	14
Class C	87
Class R3	—
Class R4	—
Custodian fees	12
Accounting services fees	15
Registration and filing fees	52
Board of Directors' fees	2
Audit fees	6
Other expenses	22
Total expenses (before waivers)	739
Expense waivers	(92)
Transfer agent fee waivers	(1)
Total waivers	(93)
Total expenses, net	646
Net Investment Income	1,584
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	1,038
Net realized gain on purchased option contracts	29
Net realized loss on securities sold short	(147)
Net realized loss on futures contracts	(61)
Net realized gain on written option contracts	2
Net realized loss on swap contracts	(561)
Net realized gain on foreign currency contracts	136
Net realized loss on other foreign currency transactions	(28)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	408
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	886
Net unrealized depreciation of purchased option contracts	(40)
Net unrealized appreciation of securities sold short	55
Net unrealized depreciation of futures contracts	(361)
Net unrealized appreciation of swap contracts	85
Net unrealized depreciation of foreign currency contracts	(262)
Net unrealized appreciation of translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	366
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	774
Net Increase in Net Assets Resulting from Operations	$2,358

The accompanying notes are an integral part of these financial statements.

26

The Hartford Unconstrained Bond Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$1,584	$3,398
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	408	(5,343)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	366	(773)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,358	(2,718)
Distributions to Shareholders:
From net investment income
Class A	(1,322)	(2,916)
Class B	(36)	(89)
Class C	(222)	(527)
Class I	(28)	(53)
Class R3	(3)	(4)
Class R4	(2)	(3)
Class R5	(3)	(4)
Class Y	(330)	(344)
Total distributions	(1,946)	(3,940)
Capital Share Transactions:
Class A	(7,952)	(30,691)
Class B	(776)	(1,772)
Class C	(1,996)	(9,856)
Class I	24	554
Class R3	—	46
Class R4	25	26
Class R5	3	45
Class Y	1,250	18,437
Net decrease from capital share transactions	(9,422)	(23,211)
Net Decrease in Net Assets	(9,010)	(29,869)
Net Assets:
Beginning of period	127,059	156,928
End of period	$118,049	$127,059
Undistributed (distribution in excess of) net investment income	$227	$589

The accompanying notes are an integral part of these financial statements.

27

The Hartford Unconstrained Bond Fund

Notes to Financial Statements

April 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Unconstrained Bond Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in the Fund's prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

28

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs.Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

29

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

30

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at April 30, 2014
Assets:
Asset and Commercial Mortgage Backed Securities:
Discounted cash flow	Internal rate of return	3.0% - 7.5% (5.2%)	4,716
	Life expectancy (in months)	58 - 313 (152)
Independent pricing service	Prior day valuation	64.16	64
Indicative market quotations	Broker Quote †	0.000001	–
Total			$4,780
Liabilities:
Swap Contracts:
Independent pricing service	Prior day valuation	(0.82)	30
Total			$30

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
†	The broker quote represents the best available estimate of fair value per share as of April 30, 2014.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal

31

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell

32

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open dollar roll transactions as of April 30, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that

33

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from

34

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of April 30, 2014. The Fund had no outstanding written option contracts as of April 30, 2014. Transactions involving written option contracts during the six-month period April 30, 2014, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2014:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	10	12
Expired	—	—
Closed	(10)	(12)
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	10	11
Expired	—	—
Closed	(10)	(11)
Exercised	—	—
End of Period	—	$—

* The number of contracts does not omit 000's.

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market

35

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of April 30, 2014.

36

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of April 30, 2014.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. Settlement amounts paid or received are recorded as a realized gain or loss on the Statement of Operations at the determination date.  The Fund had no outstanding spreadlock swap contracts as of April 30, 2014.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swap contracts as of April 30, 2014.

37

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$732	$—	$—	$—	$—	$—	$732
Unrealized appreciation on foreign currency contracts	—	5	—	—	—	—	5
Unrealized appreciation on OTC swap contracts	—	—	1,018	—	—	—	1,018
Variation margin receivable *	7	—	—	—	—	—	7
Total	$739	$5	$1,018	$—	$—	$—	$1,762

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$88	$—	$—	$—	$—	$88
Unrealized depreciation on OTC swap contracts	41	—	671	30	—	—	742
Variation margin payable *	153	—	9	—	—	—	162
Total	$194	$88	$680	$30	$—	$—	$992

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(421) and open centrally cleared swaps cumulative depreciation of $(59) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased option contracts	$29	$—	$—	$—	$—	$—	$29
Net realized loss on futures contracts	(61)	—	—	—	—	—	(61)
Net realized gain on written option contracts	2	—	—	—	—	—	2
Net realized loss on swap contracts	(145)	—	(416)	—	—	—	(561)
Net realized gain on foreign currency contracts	—	136	—	—	—	—	136
Total	$(175)	$136	$(416)	$—	$—	$—	$(455)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased option contracts	$(40)	$—	$—	$—	$—	$—	$(40)
Net change in unrealized depreciation of futures contracts	(361)	—	—	—	—	—	(361)
Net change in unrealized appreciation (depreciation) of swap contracts	116	—	(1)	(30)	—	—	85
Net change in unrealized depreciation of foreign currency contracts	—	(262)	—	—	—	—	(262)
Total	$(285)	$(262)	$(1)	$(30)	$—	$—	$(578)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash

38

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Purchased option contracts at market value	$732	$—	$—	$—	$732
Futures contracts - Variation margin receivable	7	(7)	—	—	—
OTC swap contracts at market value	1,668	(527)	(264)	(1,145)	—
Unrealized appreciation on foreign currency contracts	5	—	—	—	5
Total subject to a master netting or similar arrangement	$2,412	$(534)	$(264)	$(1,145)	$737

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged		Cash Collateral Pledged	Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$153	$(7)	$(983	)†	$—	$—
OTC swap contracts at market value	925	(527)	—		—	398
Swaps contracts - Variation margin payable	9	—	(277	)†	—	—
Unrealized depreciation on foreign currency contracts	88	—	—		—	88
Total subject to a master netting or similar arrangement	$1,175	$(534)	$(1,260)		$—	$486

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.
†	Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby

39

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$3,946	$8,199

40

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$487
Accumulated Capital Losses*	(19,275)
Unrealized Appreciation†	1,079
Total Accumulated Deficit	$(17,709)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$978
Accumulated Net Realized Gain (Loss)	(594)
Capital Stock and Paid-in-Capital	(384)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$5,418
Long-Term Capital Loss Carryforward	1,685
Total	$7,103

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2017	$12,172
Total	$12,172

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

41

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	0.69%

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $17 and contingent deferred sales charges of $6 from the Fund.

42

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	61%
Class R4	71
Class R5	74

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$625,349	$13,731	$639,080
Sales Proceeds	640,678	11,551	652,229

43

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	319	127	(1,235)	(789)	1,254	270	(4,526)	(3,002)
Amount	$3,220	$1,275	$(12,447)	$(7,952)	$13,025	$2,782	$(46,498)	$(30,691)
Class B
Shares	2	3	(82)	(77)	16	8	(197)	(173)
Amount	$23	$33	$(832)	$(776)	$166	$80	$(2,018)	$(1,772)
Class C
Shares	105	20	(323)	(198)	565	46	(1,579)	(968)
Amount	$1,058	$204	$(3,258)	$(1,996)	$5,903	$477	$(16,236)	$(9,856)
Class I
Shares	50	3	(51)	2	243	4	(196)	51
Amount	$509	$25	$(510)	$24	$2,533	$46	$(2,025)	$554
Class R3
Shares	—	—	—	—	6	—	(1)	5
Amount	$4	$2	$(6)	$—	$49	$3	$(6)	$46
Class R4
Shares	2	—	—	2	4	—	(2)	2
Amount	$25	$2	$(2)	$25	$39	$3	$(16)	$26
Class R5
Shares	—	—	—	—	5	—	(1)	4
Amount	$—	$3	$—	$3	$48	$4	$(7)	$45
Class Y
Shares	417	33	(326)	124	2,063	34	(315)	1,782
Amount	$4,192	$330	$(3,272)	$1,250	$21,305	$344	$(3,212)	$18,437
Total
Shares	895	186	(2,017)	(936)	4,156	362	(6,817)	(2,299)
Amount	$9,031	$1,874	$(20,327)	$(9,422)	$43,068	$3,739	$(70,018)	$(23,211)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2014	8	$85
For the Year Ended October 31, 2013	22	$231

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

44

The Hartford Unconstrained Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

45

The Hartford Unconstrained Bond Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$10.06	$0.14	$0.06	$0.20	$(0.16)	$–	$(0.16)	$10.10	2.05	%(D)	$77,381	1.18	%(E)	0.99	%(E)	2.71	%(E)
B	10.06	0.10	0.06	0.16	(0.12)	–	(0.12)	10.10	1.67	(D)	2,468	2.09	(E)	1.74	(E)	1.97	(E)
C	10.09	0.10	0.05	0.15	(0.12)	–	(0.12)	10.12	1.56	(D)	16,774	1.86	(E)	1.74	(E)	1.95	(E)
I	10.07	0.15	0.06	0.21	(0.18)	–	(0.18)	10.10	2.07	(D)	1,631	0.78	(E)	0.74	(E)	2.98	(E)
R3	10.05	0.12	0.06	0.18	(0.15)	–	(0.15)	10.08	1.80	(D)	180	1.46	(E)	1.29	(E)	2.40	(E)
R4	10.05	0.13	0.07	0.20	(0.16)	–	(0.16)	10.09	2.05	(D)	156	1.16	(E)	0.99	(E)	2.67	(E)
R5	10.05	0.15	0.06	0.21	(0.18)	–	(0.18)	10.08	2.10	(D)	152	0.85	(E)	0.69	(E)	3.00	(E)
Y	10.03	0.15	0.06	0.21	(0.17)	–	(0.17)	10.07	2.20	(D)	19,307	0.73	(E)	0.69	(E)	3.00	(E)

For the Year Ended October 31, 2013
A	$10.51	$0.25	$(0.41)	$(0.16)	$(0.29)	$–	$(0.29)	$10.06	(1.54)%		$85,062	1.13%		0.99%		2.43%
B	10.51	0.17	(0.41)	(0.24)	(0.21)	–	(0.21)	10.06	(2.28)		3,234	2.01		1.74		1.68
C	10.53	0.17	(0.40)	(0.23)	(0.21)	–	(0.21)	10.09	(2.18)		18,711	1.82		1.74		1.67
I	10.51	0.28	(0.40)	(0.12)	(0.32)	–	(0.32)	10.07	(1.19)		1,602	0.76		0.74		2.69
R3	10.50	0.22	(0.41)	(0.19)	(0.26)	–	(0.26)	10.05	(1.83)		179	1.44		1.29		2.17
R4	10.50	0.25	(0.41)	(0.16)	(0.29)	–	(0.29)	10.05	(1.54)		130	1.11		0.99		2.46
R5	10.50	0.28	(0.41)	(0.13)	(0.32)	–	(0.32)	10.05	(1.24)		149	0.82		0.69		2.75
Y	10.48	0.29	(0.42)	(0.13)	(0.32)	–	(0.32)	10.03	(1.24)		17,992	0.71		0.69		2.85

For the Year Ended October 31, 2012
A	$10.06	$0.37	$0.47	$0.84	$(0.39)	$–	$(0.39)	$10.51	8.47%		$120,395	1.09%		0.77%		3.59%
B	10.05	0.30	0.47	0.77	(0.31)	–	(0.31)	10.51	7.77		5,187	1.96		1.53		2.92
C	10.07	0.29	0.48	0.77	(0.31)	–	(0.31)	10.53	7.76		29,736	1.79		1.52		2.83
I(F)	10.30	0.13	0.21	0.34	(0.13)	–	(0.13)	10.51	3.35	(D)	1,132	0.83	(E)	0.62	(E)	2.93	(E)
R3	10.04	0.33	0.49	0.82	(0.36)	–	(0.36)	10.50	8.27		141	1.40		1.06		3.20
R4	10.04	0.37	0.48	0.85	(0.39)	–	(0.39)	10.50	8.60		111	1.07		0.77		3.57
R5	10.04	0.40	0.48	0.88	(0.42)	–	(0.42)	10.50	8.92		111	0.77		0.47		3.87
Y	10.04	0.48	0.38	0.86	(0.42)	–	(0.42)	10.48	8.73		115	0.72		0.69		4.70

For the Year Ended October 31, 2011 (G)
A	$9.98	$0.46	$0.10	$0.56	$(0.48)	$–	$(0.48)	$10.06	5.71%		$126,654	1.06%		0.95%		4.56%
B	9.98	0.38	0.09	0.47	(0.40)	–	(0.40)	10.05	4.82		7,324	1.88		1.70		3.82
C	10.00	0.38	0.09	0.47	(0.40)	–	(0.40)	10.07	4.81		27,057	1.74		1.70		3.80
R3(H)	9.89	0.03	0.15	0.18	(0.03)	–	(0.03)	10.04	1.81	(D)	102	1.34	(E)	1.25	(E)	4.29	(E)
R4(H)	9.89	0.04	0.14	0.18	(0.03)	–	(0.03)	10.04	1.84	(D)	102	1.04	(E)	0.95	(E)	4.58	(E)
R5(H)	9.89	0.04	0.15	0.19	(0.04)	–	(0.04)	10.04	1.87	(D)	102	0.74	(E)	0.65	(E)	4.87	(E)
Y	9.97	0.49	0.09	0.58	(0.51)	–	(0.51)	10.04	5.96		102,134	0.63		0.63		4.90

See Portfolio Turnover information on the next page.

46

The Hartford Unconstrained Bond Fund

Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010 (G)
A	$9.54	$0.37	$0.45	$0.82	$(0.38)	$–	$(0.38)	$9.98	8.82%	$138,388	1.04%	1.00%	3.75%
B	9.53	0.29	0.47	0.76	(0.31)	–	(0.31)	9.98	8.13	10,007	1.87	1.75	3.02
C	9.55	0.30	0.46	0.76	(0.31)	–	(0.31)	10.00	8.14	26,778	1.72	1.72	3.03
Y	9.52	0.40	0.47	0.87	(0.42)	–	(0.42)	9.97	9.37	147,197	0.62	0.62	4.13

For the Year Ended October 31, 2009 (G)
A	$8.28	$0.48	$1.27	$1.75	$(0.49)	$–	$(0.49)	$9.54	21.83%	$111,456	1.08%	0.95%	5.46%
B	8.28	0.42	1.26	1.68	(0.43)	–	(0.43)	9.53	20.85	10,389	1.96	1.67	4.74
C	8.30	0.42	1.25	1.67	(0.42)	–	(0.42)	9.55	20.76	23,237	1.76	1.70	4.66
Y	8.27	0.51	1.25	1.76	(0.51)	–	(0.51)	9.52	22.07	109,639	0.64	0.64	5.88

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on May 25, 2012.
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(H)	Commenced operations on September 30, 2011.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	32%
For the Year Ended October 31, 2013	69
For the Year Ended October 31, 2012	134
For the Year Ended October 31, 2011	207
For the Year Ended October 31, 2010	210
For the Year Ended October 31, 2009	178

47

The Hartford Unconstrained Bond Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

48

The Hartford Unconstrained Bond Fund

Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

49

The Hartford Unconstrained Bond Fund

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

50

The Hartford Unconstrained Bond Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.50	$4.98	$1,000.00	$1,019.87	$4.97	0.99%	181	365
Class B	$1,000.00	$1,016.70	$8.72	$1,000.00	$1,016.15	$8.71	1.74	181	365
Class C	$1,000.00	$1,015.60	$8.71	$1,000.00	$1,016.15	$8.71	1.74	181	365
Class I	$1,000.00	$1,020.70	$3.72	$1,000.00	$1,021.11	$3.72	0.74	181	365
Class R3	$1,000.00	$1,018.00	$6.47	$1,000.00	$1,018.38	$6.47	1.29	181	365
Class R4	$1,000.00	$1,020.50	$4.98	$1,000.00	$1,019.87	$4.97	0.99	181	365
Class R5	$1,000.00	$1,021.00	$3.47	$1,000.00	$1,021.36	$3.47	0.69	181	365
Class Y	$1,000.00	$1,022.00	$3.48	$1,000.00	$1,021.36	$3.47	0.69	181	365

51

The Hartford Unconstrained Bond Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool. The Fund may purchase mortgage-backed securities in the “to be announced” (“TBA”) market. This subjects the Fund to counterparty risk and the risk that the security the Fund buys will lose value prior to its delivery.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

52

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-UB14 4/14 114012-2 Printed in U.S.A.

HARTFORDFUNDS

THE HARTFORD WORLD BOND FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) finished strong in 2013, notching a 32.39% gain for the year. The market started 2014 on a shakier note, but managed to maintain modest gains throughout the first quarter; through April 30, 2014, the S&P 500 Index advanced 2.56%. It appears that much of the market volatility during late 2013 and early 2014 can be attributed to heightened international tensions. In particular, continuing unrest and demonstrations in Turkey, combined with the Russian annexation of Ukraine’s Crimean Peninsula, were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the New Year, although much of the weakness was credited to an unusually harsh winter. When the Federal Reserve began tapering its quantitative-easing program in January, reducing its bond purchases by $10 billion a month, the markets took the policy change in stride. But in February, markets wobbled on concerns that interest rates could rise earlier than anticipated following comments from new Fed chairwoman Janet Yellen.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at 0.1%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. And across the pond it appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. As mid-year approaches, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Hartford World Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford World Bond Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

Performance Overview 5/31/11 - 4/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/14)

	6 Month†	1 Year	Since Inception▲
World Bond A#	1.67%	0.28%	4.68%
World Bond A##	-2.90%	-4.24%	3.04%
World Bond C#	1.30%	-0.55%	3.90%
World Bond C##	0.30%	-1.54%	3.90%
World Bond I#	1.81%	0.53%	4.96%
World Bond R3#	1.51%	-0.13%	4.32%
World Bond R4#	1.66%	0.17%	4.65%
World Bond R5#	1.81%	0.46%	4.93%
World Bond Y#	1.85%	0.63%	5.04%
Citigroup World Government Bond Index	1.68%	1.40%	1.28%

†	Not Annualized
▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford World Bond Fund
Manager Discussion
April 30, 2014 (Unaudited)

Operating Expenses*

	Net	Gross
World Bond Class A	1.03%	1.03%
World Bond Class C	1.77%	1.77%
World Bond Class I	0.79%	0.79%
World Bond Class R3	1.35%	1.40%
World Bond Class R4	1.05%	1.08%
World Bond Class R5	0.75%	0.79%
World Bond Class Y	0.68%	0.68%

*	As shown in the Fund's current prospectus dated March 1, 2014. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2014.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2015, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA
Director and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford World Bond Fund returned 1.67%, before sales charge, for the six-month period ended April 30, 2014, performing in line with the Fund’s benchmark, the Citigroup World Government Bond Index, which returned 1.68% for the same period. The Fund underperformed the 2.66% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Global central banks’ unconventional policy measures continued to be one of the biggest influences on the market during the period. Monetary policy expectations in the Eurozone diverged during the period as the European Central Bank (ECB) cut rates and provided guidance that implied rates will remain low as inflation will have a minimal impact, while the U.S. Federal Reserve (Fed) finally began the scaling back of its stimulus. The Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.  Emerging markets (EM) dominated headlines throughout early 2014 as economic and political developments sparked risk aversion across global markets. Political turmoil across EM (Thailand, Turkey, and Russia), the Crimea crisis (tensions between Russia and the Ukraine), and concerns about a Chinese growth slowdown contributed to a flight to quality, pushing bond prices higher in 2014. Adverse weather in the U.S. led to distorted economic data during most of the period; however, the Fed expressed optimism that the strength in the broader economy could support ongoing improvement in the labor market.

Bond yields in most developed markets declined as EM concerns increased the demand for safe-haven assets. In the U.S. and U.K., short-term yields rose as the market priced in expectations of earlier policy rate hikes while longer-term yields declined. Globally, most credit risk sectors posted positive absolute returns and outperformed duration-equivalent government bonds. Developed market and EM currency performance was mixed versus the U.S. Dollar.

Note that the Fund is managed in a benchmark-agnostic, total return approach. For the six-month period, interest rate positioning and credit strategies contributed to total returns, while currency positioning moderately detracted. From a benchmark-relative perspective, our limited exposure to the Japanese yen (JPY) helped relative performance, as the currency continued its depreciation based on expectations of continued monetary stimulus. Our opportunistic allocations to corporate and securitized sectors also helped relative performance.

Our tactical increase in non-U.S. dollar currency exposures, particularly the British pound (GBP), added to total returns, as strong domestic data and Bank of England (BOE) policy tightening expectations both supported the pound. Our significant exposure to the U.S. dollar (USD) helped protect capital as improving U.S. data and Fed tapering contributed to a USD rally versus currencies like the JPY and the Canadian dollar (CAD). Our tactical currency positions favoring an underweight to European currencies, including the Euro (EUR), detracted as economic data stabilized in the Eurozone, and the ECB provided guidance that implied rates will remain low, but refrained from actually easing monetary policy. Our currency positioning is primarily implemented through the use of currency forward contracts.

Our overall cautious duration positioning and exposure to high quality global government bond markets provided positive total returns. However, we lagged benchmark returns as we maintained very limited exposure to peripheral European sovereigns like Italy, Spain and Ireland, which experienced strong performance. Within discretionary macro strategies, various underweight duration positions contributed to total returns. In particular, underweight

3

The Hartford World Bond Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

duration positions in front-end and intermediate U.K. interest rates were a strong contributor to performance. Our country (duration and yield curve) positioning is primarily implemented through the use of exchange-traded government bond futures and cash bonds.

Credit strategies had a positive impact on both absolute and relative performance during the period, despite our limited and opportunistic exposure to these sectors. Our opportunistic allocation to the high yield sector, particularly within banking and communications, was additive to relative performance during the period as the sector continued to benefit from strong investor inflows driven by the search for yield. In addition, our select exposure to securitized assets, specifically Commercial Mortgage Backed Securities (CMBS), Collateralized Mortgage Obligations (CMOs), and Asset Backed Securities (ABS) contributed to results on an absolute and relative basis. Our credit positioning is primarily implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps.

What is the outlook?

Global growth currently appears to be treading a middle path between a stable and slow trajectory. However, the global average masks a marked underlying divergence between a developed market-led recovery and a weak outlook for EM, particularly China. Given the positive trajectory of the U.S. and U.K. economies, the Fed and BOE appear poised to be the first among major central banks to normalize unconventional monetary policy.

However, inflation has fallen below target across major advanced economies, implying that policymakers will not be in a hurry to hike rates. A number of factors could be driving structural disinflation, including demographic shifts, slack in labor markets, discovery of new U.S. energy sources, and rising technological productivity. We expect policymakers to retain a bias towards keeping interest rates low until core inflation and wages show more upside trajectory from their current subdued levels. Similarly, if the global/eurozone growth picture holds up, the U.K. could face accelerating wages and above-target inflation by the summer. Higher structural unemployment or less slack in labor markets relative to central banks’ estimates could spark a faster pickup in wages and core inflation.

Monetary policies remain divergent across the major economies. The BOJ has committed to massive asset purchases over the next two years and the ECB has provided guidance suggesting it will also keep rates low. The ECB’s reluctance to ease indicates that it expects the fragile recovery to eventually push inflation back up. ECB members continue to suggest that the drop in CPI is due to transitory reasons, and that the central bank should only react to second-round effects of slowing inflation; they still do not favor easing policy unless there is a self-reinforcing downward spiral of prices and wages. Chinese asset markets are expecting some kind of policy easing, consistent with the conventional response of the central bank after a major slowdown. In our view, the risk case is if China’s government does not respond with a conventional stimulus response, given its decreasing appetite for easing (or ability to do so).

Policymakers’ credibility will be tested as markets contemplate the sustainability of the recovery, the reaction functions of central bankers, and the sequencing of normalization in monetary policies. As a result, we remain tactical in our positioning, with a greater emphasis on country differentiation.

4

The Hartford World Bond Fund
Manager Discussion – (continued)
April 30, 2014 (Unaudited)

Currency Concentration of Securities

as of April 30, 2014

Percentage of
Description	Net Assets
Australian Dollar	6.2
Brazilian Real	0.1
British Pound	0.4
Danish Kroner	7.1
Euro	32.3
Japanese Yen	0.0
Mexican New Peso	3.4
Polish New Zloty	3.2
Swedish Krona	6.8
United States Dollar	41.7
Other Assets and Liabilities	(1.2)
Total	100.0%

Credit Exposure
as of April 30, 2014
Credit Rating *	Percentage of Net Assets
Aaa / AAA	49.0
Aa / AA	11.4
A	7.5
Baa / BBB	5.9
Ba / BB	3.8
B	6.1
Caa / CCC or Lower	3.8
Not Rated	7.8
Non-Debt Securities and Other Short-Term Instruments	5.9
Other Assets and Liabilities	(1.2)
Total	100.0%

*     Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

Diversification by Security Type

as of April 30, 2014

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1
Total	0.1
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	12.9
Corporate Bonds	9.8
Foreign Government Obligations	57.3
Senior Floating Rate Interests	3.1
U.S. Government Agencies	3.0
U.S. Government Securities	9.2
Total	95.3
Short-Term Investments	5.8
Purchased Options	0.0
Other Assets and Liabilities	(1.2)
Total	100.0%

5

The Hartford World Bond Fund
Schedule of Investments
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 12.9%
	Cayman Islands - 1.2%
	Ares CLO Ltd.
$3,845	1.73%, 04/17/2026 ■Δ	$3,845
	Babson CLO Ltd.
2,725	1.34%, 04/20/2025 ■Δ	2,681
	ING Investment Management CLO Ltd.
4,175	1.69%, 03/14/2022 ■Δ	4,144
	Limerock CLO
4,130	1.73%, 04/18/2026 ■Δ	4,130
	OZLM Funding Ltd.
11,510	1.73%, 04/17/2026 ■Δ	11,509
		26,309
	United Kingdom - 0.2%
	Granite Master Issuer plc
1,650	0.22%, 12/20/2054 ■Δ	1,632
1,557	0.23%, 12/17/2054 - 12/20/2054 Δ	1,540
455	0.29%, 12/20/2054 Δ	451
566	0.33%, 12/17/2054 Δ	561
	Motor plc
237	1.29%, 02/25/2020 ■	238
		4,422
	United States - 11.5%
	Adjustable Rate Mortgage Trust
395	0.42%, 11/25/2035 Δ	356
	Agate Bay Mortgage Trust
3,345	3.50%, 07/25/2043 ■Δ	3,212
	Ally Master Owner Trust
1,775	0.67%, 09/17/2018 Δ	1,775
1,245	1.54%, 09/15/2019	1,243
	American Credit Acceptance Receivables
1,277	1.14%, 03/12/2018 ■	1,278
785	1.64%, 11/15/2016 ■	786
1,915	3.96%, 05/15/2019 ■	1,949
	American Home Mortgage Assets Trust
148	0.28%, 03/25/2047 Δ	114
912	0.34%, 10/25/2046 Δ	659
658	1.07%, 10/25/2046 Δ	474
	AmeriCredit Automobile Receivables Trust
1,765	0.74%, 11/08/2016	1,767
235	1.31%, 11/08/2017	237
652	1.57%, 01/08/2019	653
465	1.69%, 11/08/2018	463
1,780	2.35%, 12/10/2018	1,810
153	3.34%, 04/08/2016	155
	Apidos CLO
2,900	1.34%, 04/15/2025 ■Δ	2,852
	Ares CLO Ltd.
4,040	1.74%, 10/12/2023 ■Δ	4,040
	Banc of America Funding Corp.
2,311	0.38%, 02/20/2047 Δ	1,985
429	5.77%, 05/25/2037	360
551	5.85%, 01/25/2037	446
	BB-UBS Trust
2,350	3.43%, 11/05/2036 ■	2,268
	Bear Stearns Adjustable Rate Mortgage Trust
329	2.25%, 08/25/2035 Δ	334
1,723	2.75%, 07/25/2036 Δ	1,451
	Bear Stearns Alt-A Trust
2,215	0.65%, 01/25/2036 Δ	1,575
	Bear Stearns Alt-A Trust II
1,148	2.58%, 09/25/2047 Δ	793
	Bear Stearns Mortgage Funding Trust
684	0.35%, 02/25/2037 Δ	464
	Cabela's Master Credit Card Trust
1,805	0.80%, 08/16/2021 ■Δ	1,821
	Cal Funding II Ltd.
561	3.47%, 10/25/2027 ■	562
	Carlyle Global Market Strategies
3,390	1.36%, 07/15/2025 ■Δ	3,349
875	1.38%, 04/18/2025 ■Δ	863
	Cent CLO L.P.
3,970	1.72%, 01/25/2026 ■Δ	3,957
	CFCRE Commercial Mortgage Trust
1,935	3.83%, 12/15/2047	2,007
	Chase Issuance Trust
4,700	0.58%, 09/15/2020 Δ	4,712
	CICF Funding Ltd.
4,065	1.66%, 04/18/2025 ■Δ	4,055
	Citigroup Commercial Mortgage Trust
1,800	3.09%, 04/10/2046 Δ	1,759
1,295	4.25%, 09/10/2046 ■	1,014
	Citigroup/Deutsche Bank Commercial Mortgage Trust
10	5.89%, 11/15/2044	11
	Commercial Mortgage Loan Trust
2,780	6.00%, 12/10/2049 Δ	3,077
	Commercial Mortgage Pass-Through Certificates
2,605	2.85%, 10/15/2045	2,520
2,140	4.02%, 07/10/2045	2,238
1,935	4.26%, 07/10/2045 ■Δ	1,740
	Commercial Mortgage Trust
1,200	4.26%, 07/10/2045 ■Δ	930
1,060	4.75%, 11/15/2045 ■	902
	Community or Commercial Mortgage Trust
2,610	3.21%, 03/10/2046	2,576
	Connecticut Avenue Securities Series
856	2.15%, 10/25/2023 Δ	875
	Consumer Portfolio Services, Inc.
88	2.78%, 06/17/2019 ■	90
	Countrywide Alternative Loan Trust
613	0.47%, 11/25/2035 Δ	488
1,260	0.95%, 12/25/2035 Δ	1,023
1,228	5.75%, 05/25/2036	1,031
852	6.50%, 08/25/2037	613
	Countrywide Home Loans, Inc.
1,102	2.67%, 09/25/2047 Δ	969
	CPS Automotive Trust
3,562	1.64%, 08/15/2016 ■	3,583
1,071	1.94%, 03/16/2020 ■	1,078
	Credit Acceptance Automotive Loan Trust
1,360	1.21%, 10/15/2020 ■	1,362
250	3.96%, 09/15/2019 ■	253
	Credit Suisse Commercial Mortgage Trust
3,497	3.50%, 08/01/2043 ■	3,469
	DBUBS Mortgage Trust
2,992	1.38%, 01/01/2021 ■►	97
	Deutsche Alt-A Securities, Inc. Mortgage
660	0.27%, 08/25/2036 Δ	497
	Downey S & L Assoc Mortgage Loan Trust
1,840	1.05%, 03/19/2046 Δ	1,394

The accompanying notes are an integral part of these financial statements.

6

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 12.9% - (continued)
	United States - 11.5% - (continued)
	Dryden Senior Loan Fund
$3,990	1.59%, 04/18/2026 ■Δ	$3,961
7,900	1.71%, 07/15/2026 ■☼Δ	7,900
	Enterprise Fleet Financing LLC
915	0.93%, 04/20/2018 ■	916
2,010	1.51%, 03/20/2019 ■	2,028
	First Horizon Alternative Mortgage Securities
445	2.21%, 04/25/2036 Δ	370
	First Investors Automotive Owner Trust
700	0.90%, 10/15/2018 ■	701
	Ford Credit Floorplan Master Owner Trust
500	1.69%, 09/15/2019 Δ	499
100	2.09%, 09/15/2016	100
	GMAC Mortgage Corp. Loan Trust
1,148	2.87%, 04/19/2036 Δ	1,015
781	3.13%, 09/19/2035 Δ	726
	Greenwich Capital Commercial Funding Corp.
400	5.74%, 12/10/2049	446
146	5.82%, 07/10/2038 Δ	159
	GS Mortgage Securities Trust
2,360	2.95%, 11/05/2034 ■	2,269
3,725	3.38%, 05/10/2045	3,788
615	3.67%, 04/10/2047 ■	395
510	4.86%, 11/10/2045 ■Δ	493
735	4.87%, 04/10/2047 ■	679
	GSAA Home Equity Trust
314	0.20%, 12/25/2046 Δ	215
1,892	0.23%, 02/25/2037 Δ	1,011
49	0.25%, 03/25/2037 Δ	25
850	0.38%, 04/25/2047 Δ	485
2,265	0.47%, 04/25/2047 Δ	1,302
	GSAMP Trust
1,540	0.35%, 11/25/2036 Δ	854
	GSR Mortgage Loan Trust
1,976	2.62%, 01/25/2036 Δ	1,777
1,313	2.65%, 07/25/2035 Δ	1,231
352	2.79%, 05/25/2047 Δ	292
	Harborview Mortgage Loan Trust
1,061	0.34%, 01/19/2038 Δ	888
681	0.37%, 05/19/2047 Δ	290
3,771	0.39%, 12/19/2036 Δ	2,415
278	0.48%, 09/19/2035 Δ	212
	Hilton USA Trust
2,130	2.66%, 11/05/2030 ■	2,146
980	2.91%, 11/05/2030 ■Δ	982
	HLSS Servicer Advance Receivables
2,286	1.50%, 01/16/2046 ■	2,284
3,230	1.98%, 11/15/2046 ■	3,225
2,300	1.99%, 10/15/2045 ■	2,316
1,620	2.22%, 01/15/2047 ■	1,624
3,555	2.48%, 10/15/2045 ■	3,574
	IMPAC Commercial Mortgage Backed Trust
1,010	0.95%, 10/25/2034 Δ	972
	IndyMac Index Mortgage Loan Trust
908	0.43%, 07/25/2035 Δ	776
1,639	0.55%, 07/25/2046 Δ	853
618	2.43%, 08/25/2035 Δ	476
1,600	2.62%, 12/25/2036 Δ	1,392
383	2.71%, 09/25/2036 Δ	310
	ING Investment Management CLO Ltd.
3,970	1.74%, 04/18/2026 ■Δ	3,960
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,124	2.75%, 10/15/2045 ■	1,510
850	2.83%, 10/15/2045	826
2,225	3.91%, 05/05/2030 ■Δ	2,261
2,825	4.17%, 08/15/2046	3,033
1,690	4.67%, 10/15/2045 ■Δ	1,638
	JP Morgan Chase Commercial Mortgage Security
1,219	1.65%, 02/12/2051 Δ	1,196
1,536	4.43%, 12/15/2047 ■Δ	1,262
1,800	5.01%, 12/15/2046 ■Δ	1,713
	JP Morgan Mortgage Trust
1,332	2.73%, 05/25/2036 Δ	1,221
336	6.00%, 01/25/2037	286
	LB-UBS Commercial Mortgage Trust
255	5.43%, 02/15/2040	281
	Lehman XS Trust
946	0.34%, 11/25/2046 Δ	771
1,208	1.00%, 09/25/2047 Δ	996
	Luminent Mortgage Trust
2,499	0.35%, 02/25/2046 Δ	1,901
1,172	0.41%, 11/25/2035 Δ	1,045
	M&T Bank Automotive Receivables Trust
1,170	1.57%, 01/15/2017 ■	1,186
	Madison Park Funding Ltd.
2,390	1.68%, 01/19/2025 ■Δ	2,384
	Merrill Lynch Mortgage Investors Trust
1,536	2.72%, 07/25/2035 Δ	1,315
	Morgan Stanley ABS Capital I
840	0.38%, 10/25/2036 Δ	555
	Morgan Stanley Capital I
2,990	3.24%, 03/15/2045	3,000
100	5.25%, 09/15/2047 ■Δ	112
50	5.65%, 06/11/2042 Δ	56
625	6.28%, 01/11/2043 Δ	720
	Morgan Stanley Mortgage Loan Trust
4,125	0.32%, 05/25/2036 - 11/25/2036 Δ	1,912
	Morgan Stanley Re-Remic Trust
963	6.00%, 08/15/2045 ■Δ	1,066
	Nationstar Agency Advance Funding Trust
1,000	1.89%, 02/18/2048 ■	974
250	3.23%, 02/18/2048 ■Δ	251
	Neuberger Berman CLO XIV Ltd.
3,030	1.74%, 03/01/2026 ■Δ	3,017
	Newcastle Mortgage Securities Trust
625	0.38%, 04/25/2037 Δ	351
	Northwoods Capital
3,570	1.70%, 11/04/2025 ■Δ	3,545
	Octagon Investment Partners
3,450	1.35%, 07/17/2025 ■Δ	3,393
	OHA Intrepid Leveraged Loan Fund Ltd.
2,961	1.15%, 04/20/2021 ■Δ	2,957
	OZLM Funding Ltd.
3,880	1.74%, 01/17/2026 ■Δ	3,871
	Prestige Automotive Receivables Trust
1,847	1.09%, 02/15/2018 ■	1,851
100	1.33%, 05/15/2019 ■	100

The accompanying notes are an integral part of these financial statements.

7

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Asset and Commercial Mortgage Backed Securities - 12.9% - (continued)
		United States - 11.5% - (continued)
		Race Point CLO Ltd.
	$2,040	1.49%, 02/20/2025 ■Δ	$2,025
		Residential Accredit Loans, Inc.
	1,163	0.93%, 09/25/2046 Δ	753
	403	1.42%, 11/25/2037 Δ	245
	331	6.25%, 01/25/2037	265
		Residential Funding Mortgage Securities
	974	3.03%, 04/25/2037 Δ	844
	286	6.00%, 04/25/2037	247
		Sheridan Square CLO
	2,435	1.40%, 04/15/2025 ■Δ	2,401
		SMA Issuer LLC
	74	3.50%, 08/20/2025 ■	74
		SNAAC Automotive Receivables Trust
	726	1.14%, 07/16/2018 ■	727
		Soundview Home Equity Loan Trust, Inc.
	1,750	0.33%, 07/25/2037 Δ	1,076
	303	0.43%, 06/25/2037 Δ	177
		Springleaf Funding Trust
	1,790	2.41%, 12/15/2022 ■	1,787
		Springleaf Mortgage Loan Trust
	592	1.57%, 12/25/2059 ■	592
	2,739	1.78%, 12/25/2065 ■	2,734
	1,811	2.22%, 10/25/2057 ■	1,835
	510	2.66%, 12/25/2059 ■	507
	1,725	3.14%, 06/25/2058 ■	1,695
	920	3.52%, 12/25/2065 ■	927
	2,770	3.79%, 09/25/2057 ■	2,793
		Structured Adjustable Rate Mortgage Loan Trust
	1,214	0.45%, 09/25/2034 Δ	1,073
		Structured Asset Mortgage Investments, Inc.
	233	0.37%, 05/25/2046 Δ	134
	701	0.38%, 02/25/2036 Δ	551
		TAL Advantage LLC
	1,144	2.83%, 02/22/2038 ■	1,126
		Thornburg Mortgage Securities Trust
	1,595	2.25%, 04/25/2045 Δ	1,598
		UBS-Barclays Commercial Mortgage Trust
	3,850	3.18%, 03/10/2046 Δ	3,790
	3,461	3.24%, 04/10/2046	3,414
	2,490	4.09%, 03/10/2046 ■Δ	2,020
		VNO Mortgage Trust
	2,350	3.00%, 11/15/2030 ■	2,281
		Wells Fargo Commercial Mortgage Trust
	3,900	2.92%, 10/15/2045	3,799
		Wells Fargo Mortgage Backed Securities Trust
	1,745	2.62%, 10/25/2035 Δ	1,622
	939	2.64%, 12/28/2037 Δ	853
	103	5.17%, 10/25/2035 Δ	102
		WF-RBS Commercial Mortgage Trust
	830	4.90%, 06/15/2044 ■	924
	515	5.00%, 06/15/2044 ■	464
			248,757
		Total Asset and Commercial Mortgage Backed Securities
		(Cost $278,235)	$279,488

Corporate Bonds - 9.8%
		Barbados - 0.0%
		Columbus International, Inc.
	$795	7.38%, 03/30/2021 ■	$831

		Brazil - 0.4%
		Petrobras Global Finance Co.
	7,850	3.25%, 03/17/2017	7,963

		Canada - 0.1%
		Novelis, Inc.
	475	8.75%, 12/15/2020	530
		Telesat LLC
	1,300	6.00%, 05/15/2017 ■	1,344
		Videotron Ltee
	3	9.13%, 04/15/2018	3
			1,877
		France - 0.2%
		BPCE S.A.
EUR	1,250	9.00%, 03/17/2015 ♠Δ	1,830
		Societe Generale
	1,545	7.88%, 12/18/2023 ■♠	1,615
			3,445
		Germany - 0.6%
		HeidelbergCement Finance Luxembourg S.A.
EUR	7,075	7.50%, 10/31/2014 §	10,126
		Trionista Holdco GmbH
EUR	330	5.00%, 04/30/2020 ■	479
		Unitymedia Hessen GmbH & Co.
EUR	1,350	9.63%, 12/01/2019 §	2,032
			12,637
		Ireland - 0.5%
		Ardagh Glass Finance
EUR	375	7.13%, 06/15/2017 §	528
		Ardagh Packaging Finance plc
EUR	850	9.25%, 10/15/2020 §	1,308
		Baggot Securities Ltd.
EUR	100	10.24%, 12/29/2049 ■	152
		Iberdrola Finance Ireland
	7,110	3.80%, 09/11/2014 ■	7,186
		Nara Cable Funding Ltd.
	525	8.88%, 12/01/2018 ■	563
EUR	700	8.88%, 12/01/2018 §	1,049
			10,786
		Italy - 0.1%
		Enel Finance International S.A.
	540	3.88%, 10/07/2014 ■	547
		Intesa Sanpaolo S.p.A.
EUR	1,300	9.50%, 10/29/2049 §	2,006
			2,553
		Japan - 0.0%
		Softbank Corp.
	1,230	4.50%, 04/15/2020 ■	1,233

		Luxembourg - 0.3%
		Aguila 3 S.A.
	1,455	7.88%, 01/31/2018 ■	1,540
		Altice Financing S.A.
	355	8.13%, 01/15/2024 ■	384
	610	9.88%, 12/15/2020 ■	699

The accompanying notes are an integral part of these financial statements.

8

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 9.8% - (continued)
		Luxembourg - 0.3% - (continued)
		Ontex IV S.A.
EUR	625	7.50%, 04/15/2018 §	$903
EUR	245	7.50%, 04/15/2018 ■	354
		Wind Acquisition Finance S.A.
EUR	1,015	7.00%, 04/23/2021 ■	1,457
EUR	1,250	7.38%, 02/15/2018 ■	1,830
			7,167
		Mexico - 0.0%
		Cemex S.A.B. de C.V.
	185	3.75%, 03/15/2018 β	273

		Netherlands - 0.2%
		AerCap Aviation Solutions B.V.
	200	6.38%, 05/30/2017	219
		Constellium N.V.
EUR	295	4.63%, 05/15/2021 ■☼	409
		NXP B.V./NXP Funding LLC
	440	3.75%, 06/01/2018 ■	439
		UPC Holding B.V.
EUR	2,075	8.38%, 08/15/2020 §	3,154
			4,221
		Portugal - 0.0%
		Banco Espirito Santo S.A.
EUR	300	7.13%, 11/28/2023 §	446

		South Korea - 0.0%
		Harvest Operations Corp.
	41	6.88%, 10/01/2017	44

		Spain - 0.2%
		Almirall S.A.
EUR	376	4.63%, 04/01/2021 ■	531
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	800	7.00%, 12/29/2049 §	1,150
		Banco Santander S.A.
EUR	700	6.25%, 03/12/2049 §	978
		NH Hoteles S.A.
EUR	515	6.88%, 11/15/2019 ■	775
		Santander Finance Preferred
GBP	700	11.30%, 07/29/2049	1,204
			4,638
		Switzerland - 0.1%
		Credit Suisse Group AG
	630	7.50%, 12/11/2023 ■♠	685
		Swiss Re Capital I L.P.
	690	6.85%, 05/25/2016 §♠	738
			1,423
		United Kingdom - 1.4%
		Bank of Scotland Capital Funding L.P.
GBP	850	6.06%, 05/31/2015 §♠	1,481
		Barclays Bank plc
	2,180	0.56%, 05/15/2014 ♠Δ	1,450
	2,320	8.25%, 12/15/2018 ♠β	2,471
GBP	550	14.00%, 06/15/2019 ♠	1,268
		HSBC Holdings plc
	2,620	0.58%, 09/30/2049 Δ	1,819
EUR	825	0.61%, 09/30/2020 Δ	1,129
		Ineos Group Holdings plc
EUR	1,090	6.50%, 08/15/2018 ■	1,594
		Intelsat Luxembourg S.A.
	215	6.75%, 06/01/2018	227
	1,940	7.75%, 06/01/2021	2,023
		Lloyds Banking Group plc
	2,860	0.43%, 08/29/2014 ♠Δ	1,923
		National Westminster Bank plc
	1,270	0.62%, 07/11/2014 ♠Δ	813
EUR	725	2.47%, 10/29/2049 Δ	929
		Nationwide Building Society
GBP	600	6.88%, 03/11/2049 §	1,035
		Royal Bank of Scotland Group plc
	5,070	6.00%, 12/19/2023	5,296
	2,075	9.50%, 03/16/2022 §	2,428
		Tullow Oil plc
	545	6.00%, 11/01/2020 ■	556
	3,045	6.25%, 04/15/2022 ■	3,075
			29,517
		United States - 5.7%
		99 Cents Only Stores
	425	11.00%, 12/15/2019	480
		AbbVie, Inc.
	690	1.75%, 11/06/2017	694
		Activision Blizzard, Inc.
	3,760	6.13%, 09/15/2023 ■	4,089
		AES (The) Corp.
	152	7.75%, 10/15/2015	166
	7	8.00%, 10/15/2017	8
		AK Steel Corp.
	940	7.63%, 05/15/2020	942
	440	8.38%, 04/01/2022	457
		Alcatel-Lucent USA, Inc.
	3,525	4.63%, 07/01/2017 ■	3,609
	610	6.75%, 11/15/2020 ■	640
		Alere, Inc.
	1,095	6.50%, 06/15/2020	1,150
		AMC Entertainment, Inc.
	686	8.75%, 06/01/2019	720
	734	9.75%, 12/01/2020	844
		American Builders & Contractors Supply Co., Inc.
	220	5.63%, 04/15/2021 ■	228
		American International Group, Inc.
GBP	2,100	5.75%, 03/15/2067	3,634
		American Rock Salt Co. LLC
	10	8.25%, 05/01/2018 ■	10
		Antero Resources Corp.
	380	5.38%, 11/01/2021 ■	389
		Antero Resources Finance Corp.
	6	7.25%, 08/01/2019	6
		ARAMARK Corp.
	1,505	5.75%, 03/15/2020	1,578
		Associated Materials LLC
	245	9.13%, 11/01/2017	257
		Bank of America Corp.
EUR	1,800	1.02%, 05/23/2017 Δ	2,454
		Biomet, Inc.
	1,210	6.50%, 08/01/2020 - 10/01/2020	1,323
		BOE Intermediate Holdings Corp.
	737	9.00%, 11/01/2017 ■Þ	774
		Building Materials Corp.
	430	6.88%, 08/15/2018 ■	449

The accompanying notes are an integral part of these financial statements.

9

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 9.8% - (continued)
		United States - 5.7% - (continued)
		CCO Holdings LLC
	$195	7.25%, 10/30/2017	$207
	1,300	7.38%, 06/01/2020	1,428
	425	8.13%, 04/30/2020	466
		CDW Escrow Corp.
	3,705	8.50%, 04/01/2019	4,052
		CEC Entertainment, Inc.
	435	8.00%, 02/15/2022 ■	446
		Chrysler Group LLC
	1,740	8.00%, 06/15/2019 ■	1,905
	2,560	8.25%, 06/15/2021 ■	2,877
		Cinemark USA, Inc.
	2,665	4.88%, 06/01/2023	2,585
		CIT Group, Inc.
	30	5.00%, 05/15/2017	32
	65	5.25%, 03/15/2018	70
		Clean Harbors, Inc.
	640	5.13%, 06/01/2021	647
		CNH America LLC
	95	7.25%, 01/15/2016	104
		CNH Capital LLC
	3,205	3.63%, 04/15/2018	3,265
	205	3.88%, 11/01/2015	210
	230	6.25%, 11/01/2016	252
		Cobalt International Energy, Inc.
	565	2.63%, 12/01/2019 β	531
		Community Choice Financial, Inc.
	130	10.75%, 05/01/2019	106
		Community Health Systems, Inc.
	610	5.13%, 08/15/2018	641
	1,930	7.13%, 07/15/2020	2,070
		Cubist Pharmaceuticals
	235	1.88%, 09/01/2020 ■β	272
		DaVita, Inc.
	1,120	5.75%, 08/15/2022	1,186
		Deutsche Postbank IV
EUR	200	5.98%, 06/29/2049 §Δ	301
		Dolphin Subsidiary II, Inc.
	1,305	7.25%, 10/15/2021	1,400
		Easton-Bell Sports, Inc.
	1,375	9.75%, 12/01/2016	1,445
		Emdeon, Inc.
	25	11.00%, 12/31/2019	29
		Endeavour International Corp.
	1,330	12.00%, 03/01/2018	1,293
		Entegris, Inc.
	565	6.00%, 04/01/2022 ■	572
		Equinix, Inc.
	70	4.88%, 04/01/2020	71
		Everest Acquisition LLC
	80	9.38%, 05/01/2020	92
		Exelixis, Inc.
	140	4.25%, 08/15/2019 β	126
		Ferro Corp.
	335	7.88%, 08/15/2018	353
		Ford Motor Credit Co. LLC
	5,450	5.63%, 09/15/2015	5,800
		Fresenius Medical Care U.S. Finance II, Inc.
	435	5.63%, 07/31/2019 ■	473
	610	5.88%, 01/31/2022 ■	650
	60	9.00%, 07/15/2015 ■	65
		General Motors Financial Co., Inc.
	245	2.75%, 05/15/2016	249
		Gray Television, Inc.
	680	7.50%, 10/01/2020	731
		GRD Holding III Corp.
	1,750	10.75%, 06/01/2019 ■	1,956
		HCA, Inc.
	120	6.38%, 01/15/2015	124
	220	7.50%, 11/15/2095	192
		Hertz Corp.
	946	7.38%, 01/15/2021 ■	1,042
	430	7.50%, 10/15/2018	456
		IMS Health, Inc.
	2,845	6.00%, 11/01/2020 ■	3,001
		Infor Software Parent LLC
	910	7.13%, 05/01/2021 ■	915
		Iron Mountain, Inc.
	30	7.75%, 10/01/2019	33
	610	8.38%, 08/15/2021	644
		Isle of Capri Casinos, Inc.
	850	7.75%, 03/15/2019	909
		J.M. Huber Corp.
	10	9.88%, 11/01/2019 ■	11
		K Hovnanian Enterprises, Inc.
	80	7.00%, 01/15/2019 ■	82
	176	9.13%, 11/15/2020 ■	196
		KB Home
	75	7.50%, 09/15/2022	82
	175	8.00%, 03/15/2020	198
		KB Home & Broad Home Corp.
	216	6.25%, 06/15/2015	227
		Lawson Software, Inc.
	380	9.38%, 04/01/2019	427
		Lennar Corp.
	90	5.60%, 05/31/2015	94
		Level 3 Communications, Inc.
	500	11.88%, 02/01/2019	564
		Level 3 Financing, Inc.
	700	8.63%, 07/15/2020	784
		Lin Television Corp.
	3,625	6.38%, 01/15/2021	3,815
		M/I Homes, Inc.
	147	3.00%, 03/01/2018 β	157
		Masco Corp.
	140	4.80%, 06/15/2015	145
		MetroPCS Wireless, Inc.
	110	7.88%, 09/01/2018	116
		Michaels Stores, Inc.
	945	7.75%, 11/01/2018	1,001
		Nationstar Mortgage LLC
	1,045	6.50%, 08/01/2018	1,053
	456	7.88%, 10/01/2020	466
		NBC Universal Enterprise
	680	5.25%, 12/19/2049 ■	707
		Nortek, Inc.
	650	8.50%, 04/15/2021	717

The accompanying notes are an integral part of these financial statements.

10

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Corporate Bonds - 9.8% - (continued)
		United States - 5.7% - (continued)
		Nuveen Investments, Inc.
	$630	9.13%, 10/15/2017 ■	$690
		Owens-Brockway Glass Container, Inc.
	85	7.38%, 05/15/2016	94
		Party City Holdings, Inc.
	290	8.88%, 08/01/2020	323
		Pinnacle Merger Sub, Inc.
	785	9.50%, 10/01/2023 ■	867
		Ply Gem Industries, Inc.
	840	6.50%, 02/01/2022 ■	840
		Provident Funding Associates L.P.
	590	6.75%, 06/15/2021 ■	603
		Range Resources Corp.
	15	6.75%, 08/01/2020	16
		Realogy Corp.
	75	7.63%, 01/15/2020 ■	84
		Rosetta Resources, Inc.
	85	9.50%, 04/15/2018	89
		Royal Caribbean Cruises Ltd.
	630	5.25%, 11/15/2022	643
		Salix Pharmaceuticals Ltd.
	1,960	6.00%, 01/15/2021 ■	2,102
		Savient Pharmaceuticals, Inc.
	205	4.75%, 02/01/2018 Ψ	1
		SBA Telecommunications, Inc.
	170	8.25%, 08/15/2019	180
		Service Corp. International
	1,430	5.38%, 01/15/2022	1,459
	775	7.00%, 05/15/2019	827
		Servicemaster (The) Co.
	1,310	7.00%, 08/15/2020	1,382
		SLM Corp.
	6,870	5.50%, 01/15/2019	7,274
	840	6.25%, 01/25/2016	906
		Softbrands, Inc.
	475	11.50%, 07/15/2018	549
		Sovereign Capital Trust IV
	125	7.91%, 06/13/2036	130
		Spectrum Brands, Inc.
	950	6.38%, 11/15/2020	1,031
	940	6.63%, 11/15/2022	1,027
		Sprint Corp.
	2,755	7.25%, 09/15/2021 ■	3,003
		Sprint Nextel Corp.
	75	9.00%, 11/15/2018 ■	91
		Syniverse Holdings, Inc.
	2,640	9.13%, 01/15/2019	2,864
		Tempur-Pedic International, Inc.
	395	6.88%, 12/15/2020	431
		Tenet Healthcare Corp.
	465	9.25%, 02/01/2015	492
		Texas Competitive Electric Co.
	925	0.00%, 10/01/2020 ■Ω	740
		T-Mobile USA, Inc.
	575	5.25%, 09/01/2018	606
	785	6.46%, 04/28/2019	832
		TMX Finance LLC
	1,530	8.50%, 09/15/2018 ■	1,629
		TransDigm Group, Inc.
	50	7.75%, 12/15/2018	53
		United States Steel Corp.
	807	7.38%, 04/01/2020	902
		Warner Chilcott plc
	8,170	7.75%, 09/15/2018	8,681
		Weekley Homes LLC
	50	6.00%, 02/01/2023	50
			123,508
		Total Corporate Bonds
		(Cost $205,298)	$212,562

Foreign Government Obligations - 57.3%
		Australia - 6.2%
		Australia (Commonwealth of)
AUD	29,180	4.50%, 04/15/2020	$28,570
AUD	28,300	4.75%, 10/21/2015 - 06/15/2016	27,242
AUD	50,345	5.25%, 03/15/2019	50,796
AUD	26,510	5.50%, 04/21/2023	27,678
			134,286
		Belgium - 7.2%
		Belgium (Kingdom of)
EUR	66,210	1.25%, 06/22/2018 §	93,850
EUR	22,170	2.60%, 06/22/2024 ■	32,198
EUR	20,000	2.75%, 03/28/2016 ■	29,051
			155,099
		Brazil - 0.1%
		Brazil (Republic of)
BRL	2,555	10.00%, 01/01/2017	1,089

		Denmark - 7.1%
		Denmark (Kingdom of)
DKK	167,585	1.50%, 11/15/2023 ☼	31,015
DKK	32,065	2.50%, 11/15/2016	6,307
DKK	55,000	3.00%, 11/15/2021	11,565
DKK	503,595	4.00%, 11/15/2015 - 11/15/2019 ☼	105,275
			154,162
		Finland - 6.5%
		Finland (Republic of)
EUR	50,510	1.13%, 09/15/2018 ■	71,496
EUR	27,590	1.50%, 04/15/2023 ■	37,964
EUR	18,000	1.75%, 04/15/2016 ■	25,725
EUR	3,750	3.88%, 09/15/2017 ■	5,799
			140,984
		Germany - 6.5%
		Bundesrepublik Deutschland
EUR	5,723	0.75%, 04/15/2018 ☼	8,378
		Germany (Federal Republic of)
EUR	16,630	0.08%, 12/11/2015 ○	23,015
EUR	35,455	0.25%, 04/13/2018	48,923
EUR	10,000	0.75%, 02/24/2017	14,085
EUR	2,400	1.50%, 09/04/2022	3,400
EUR	25,425	2.00%, 01/04/2022 - 08/15/2023	37,243
EUR	3,580	3.75%, 01/04/2019	5,715
			140,759
		Greece - 0.3%
		Hellenic (Republic of)
EUR	5,135	4.75%, 04/17/2019 ■	7,075

The accompanying notes are an integral part of these financial statements.

11

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Foreign Government Obligations - 57.3% - (continued)
		Ireland - 0.3%
		Ireland (Republic of)
EUR	5,010	3.40%, 03/18/2024 §	$7,290

		Italy - 3.1%
		Buoni Poliennali Del Tes
EUR	5,035	4.50%, 03/01/2024	7,834
		Italy (Republic of)
EUR	17,020	3.00%, 11/01/2015	24,398
EUR	24,010	4.50%, 07/15/2015	34,800
			67,032
		Mexico - 3.6%
		United Mexican States
	3,476	5.13%, 01/15/2020	3,889
MXN	758,157	10.00%, 12/05/2024	74,695
			78,584
		Netherlands - 6.3%
		Netherlands (Government of)
EUR	47,750	1.25%, 01/15/2018 - 01/15/2019 ■	67,944
EUR	21,670	1.75%, 07/15/2023 ■	30,308
EUR	5,400	3.25%, 07/15/2021 ■	8,518
EUR	20,000	4.00%, 07/15/2016 ■	30,029
			136,799
		Poland - 3.2%
		Poland (Republic of)
PLN	207,135	4.00%, 10/25/2023	68,250

		Sweden - 6.8%
		Sweden (Kingdom of)
SEK	267,970	1.50%, 11/13/2023	39,485
SEK	114,900	3.00%, 07/12/2016	18,562
SEK	127,520	3.75%, 08/12/2017	21,402
SEK	301,065	4.25%, 03/12/2019	52,773
SEK	95,000	4.50%, 08/12/2015	15,336
			147,558
		Venezuela - 0.1%
		Venezuela (Republic of)
	1,050	8.50%, 10/08/2014 ☼	1,045

		Total Foreign Government Obligations
		(Cost $1,200,604)	$1,240,012

Senior Floating Rate Interests ♦ - 3.1%
		France - 0.1%
		Spotless Group
	$1,547	5.00%, 10/02/2018	$1,549

		Germany - 0.0%
		CeramTec
EUR	103	4.75%, 08/28/2020	143
		Faenza Acquisition Gmbh
EUR	337	4.75%, 08/28/2020	471
			614
		Ireland - 0.1%
		Ardagh Holdings USA, Inc.
	1,285	4.00%, 12/17/2019	1,280
	653	4.25%, 12/17/2019	651
			1,931
		United States - 2.9%
		99 Cents Only Stores
	1,771	4.50%, 01/11/2019	1,773
		Alliance Laundry Systems LLC
	3,589	4.25%, 12/10/2018	3,584
		AMC Entertainment, Inc.
	871	3.50%, 04/30/2020	869
		American Builders & Contractors Supply Co., Inc.
	1,298	3.50%, 04/16/2020	1,291
		Amscan Holdings, Inc.
	3,427	4.00%, 07/27/2019	3,411
		Apex Tool Group LLC
	257	4.50%, 01/31/2020	254
		Arch Coal, Inc.
	1,039	6.25%, 05/16/2018	1,009
		Asurion LLC
	610	4.25%, 07/08/2020	602
	2,285	5.00%, 05/24/2019	2,287
	350	8.50%, 03/03/2021	359
		Avago Technologies Ltd.
	1,445	04/16/2021 ◊☼	1,449
		Bauer Performance Sports Ltd.
	1,635	4.50%, 04/15/2021	1,632
		Calpine Corp.
	1,033	4.00%, 10/09/2019 - 10/31/2020	1,033
		Chrysler Group LLC
	98	3.50%, 05/24/2017	98
		Community Health Systems, Inc.
	569	4.25%, 01/27/2021	571
		Crosby Worldwide Ltd.
	678	4.00%, 11/23/2020	675
		Darling International, Inc.
EUR	1,875	3.50%, 01/06/2021	2,598
		First Data Corp.
	2,685	4.15%, 09/24/2018	2,680
		First Data Corp., Extended 1st Lien Term Loan
	290	4.15%, 03/23/2018	289
		Fly Leasing Ltd.
	1,285	4.50%, 08/09/2019	1,287
		Freescale Semiconductor, Inc.
	1,651	4.25%, 02/28/2020	1,649
	1,453	5.00%, 01/15/2021	1,459
		Gardner Denver, Inc.
EUR	1,338	4.75%, 07/30/2020	1,859
		Hilton Worldwide Holdings, Inc.
	1,442	3.50%, 10/26/2020	1,436
		Houghton International, Inc.
	193	4.00%, 12/20/2019	191
		Hyland Software, Inc.
	840	4.75%, 02/19/2021	840
		Interactive Data Corp.
	2,446	04/23/2019 ◊☼	2,438
		Land's End, Inc.
	1,405	4.25%, 04/04/2021	1,403
		Light Tower Fiber LLC
	1,097	4.00%, 04/13/2020	1,093
		MGM Resorts International
	523	3.50%, 12/20/2019	520
		MISYS plc
	517	5.00%, 12/12/2018	520

The accompanying notes are an integral part of these financial statements.

12

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Senior Floating Rate Interests ♦ - 3.1% - (continued)
		United States - 2.9% - (continued)
		Multiplan, Inc.
	$2,089	4.00%, 03/31/2021 ☼	$2,077
		Neiman Marcus (The) Group, Inc.
	3,242	4.25%, 10/25/2020	3,231
		Nortek, Inc.
	2,080	10/16/2020 ◊☼	2,075
		Nuveen Investments, Inc.
	1,736	4.15%, 05/13/2017	1,735
		Ply Gem Industries, Inc.
	955	4.00%, 02/01/2021	947
		Realogy Group LLC
	211	3.75%, 03/05/2020	210
		Rexnord LLC
	2,746	4.00%, 08/21/2020	2,733
		ServiceMaster (The) Co.
	2,935	4.41%, 01/31/2017	2,936
		Signode Industrial Group US, Inc.
EUR	800	04/07/2021◊☼	1,109
		Sprouts Farmers Markets Holdings LLC
	695	4.00%, 04/23/2020	694
		Star West Generation LLC
	772	4.25%, 03/13/2020	772
		Syniverse Holdings, Inc.
	1,958	4.00%, 04/23/2019	1,952
		Tribune Co.
	1,426	4.00%, 12/27/2020	1,423
			63,053
		Total Senior Floating Rate Interests
		(Cost $66,852)	$67,147

U.S. Government Agencies - 3.0%
		United States - 3.0%
		FHLMC
	$1,456	1.74%, 08/25/2016 ►	$38
	3,691	1.78%, 08/25/2041 ►	457
	2,200	2.11%, 12/25/2041 ►	340
	10,140	2.21%, 12/25/2039 ►	1,381
	6,088	2.28%, 01/25/2024 ►	985
			3,201
		FNMA
	3,200	3.50%, 05/15/2044	3,248
	7,600	4.00%, 05/15/2044	7,963
	19,150	4.50%, 05/15/2044 ☼	20,559
			31,770
		GNMA
	11,525	4.00%, 05/15/2044 ☼	12,195
	16,800	4.50%, 04/15/2044 ☼	18,209
			30,404
		Total U.S. Government Agencies
		(Cost $65,132)	$65,375

U.S. Government Securities - 9.2%
		United States - 9.2%
		U.S. Treasury Notes
	$95,285	0.25%, 01/15/2015 - 05/15/2015 ╦‡Θ	$95,412
	6,945	0.38%, 07/15/2023 ◄	7,007
	7,070	0.38%, 03/15/2016	7,071
	6,420	0.63%, 04/30/2018	6,244
	42,265	0.75%, 12/31/2017 ‡	41,581
	19,890	1.25%, 01/31/2019	19,556
	10,405	1.63%, 08/15/2022	9,742
	4,285	1.75%, 05/15/2023	3,997
	7,360	2.00%, 02/15/2022 - 02/15/2023	7,077
			197,687
		Total U.S. Government Securities
		(Cost $198,907)	$197,687

Preferred Stocks - 0.1%
		United States - 0.1%
	–	Citigroup Capital XIII	$11
	61	GMAC Capital Trust I β	1,677
	7	Intelsat S.A., 5.75% β	356
			2,044
		Total Preferred Stocks
		(Cost $1,968)	$2,044

		Total Long-Term Investments Excluding Purchased Options
		(Cost $2,016,996)	$2,064,315

Short-Term Investments - 5.8%
		Repurchase Agreements - 4.2%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $3,975, collateralized by GNMA 4.00%, 2044, value of $4,055)
	$3,975	0.05%, 4/30/2014	$3,975
Bank of Montreal TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$19,742, collateralized by U.S. Treasury Bond
3.75% - 11.25%, 2015 - 2043, U.S. Treasury
Note 0.13% - 4.75%, 2014 - 2024, value of
		$20,137)
	19,742	0.04%, 4/30/2014	19,742
		Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $6,985, collateralized by U.S. Treasury Note 1.75% - 2.63%, 2014 - 2020, value of $7,125)
	6,985	0.04%, 4/30/2014	6,985
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
05/01/2014 in the amount of $17,298,
collateralized by U.S. Treasury Bill 0.02% -
0.14%, 2014 - 2015, U.S. Treasury Bond
2.75% - 10.63%, 2015 - 2042, U.S. Treasury
Note 0.25% - 5.13%, 2014 - 2023, value of
		$17,644)
	17,298	0.04%, 4/30/2014	17,298

The accompanying notes are an integral part of these financial statements.

13

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
Short-Term Investments - 5.8% - (continued)
	Repurchase Agreements - 4.2% - (continued)
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $10,516, collateralized by FNMA 3.00%, 2032, GNMA 3.00% - 5.50%, 2028 - 2043, value of $10,726)
$10,515	0.05%, 4/30/2014		$10,515
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2014 in the amount of $8,647, collateralized by U.S. Treasury Note 2.63% - 3.00%, 2014 - 2020, value of $8,820)
8,647	0.04%, 4/30/2014		8,647
TD Securities TriParty Repurchase Agreement
(maturing on 05/01/2014 in the amount of
$24,023, collateralized by FHLMC 3.50% -
4.00%, 2026 - 2042, FNMA 3.00% - 5.00%,
2025 - 2043, U.S. Treasury Note 3.13%, 2017,
	value of $24,503)
24,023	0.05%, 4/30/2014		24,023
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2014 in the amount of $122, collateralized by U.S. Treasury Note 2.13%, 2015, value of $125)
122	0.04%, 4/30/2014		122
			91,307
	U.S. Treasury Bills - 1.6%
34,500	0.04%, 10/16/2014 ○‡		$34,493

	Total Short-Term Investments
	(Cost $125,801)		$125,800

	Total Investments Excluding Purchased Options
	(Cost $2,142,797)	101.2%	$2,190,115
	Total Purchased Options
	(Cost $2,097)	–%	889
	Total Investments
	(Cost $2,144,894) ▲	101.2%	$2,191,004
	Other Assets and Liabilities	(1.2)%	(26,144)
	Total Net Assets	100.0%	$2,164,860

The accompanying notes are an integral part of these financial statements.

14

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2014, the cost of securities for federal income tax purposes was $2,145,833 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$54,556
Unrealized Depreciation	(9,385)
Net Unrealized Appreciation	$45,171

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

Ω	Debt security in default due to bankruptcy.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $91,499 at April 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2014.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $581,537, which represents 26.9% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2014, the aggregate value of these securities was $130,803, which represents 6.0% of total net assets.

β	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Θ	This security, or a portion of this security, is designated to cover open OTC options contracts at April 30, 2014.

Cash pledged and received as collateral in connection with derivatives at April 30, 2014.

	Pledged	Received
Futures contracts	$10,322	$–
OTC swaps contracts	1,486	1,695
Centrally cleared swaps contracts	3,325	–
Total	$15,133	$1,695

The accompanying notes are an integral part of these financial statements.

15

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Option Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Received/ Paid by Fund Δ	Unrealized Appreciation (Depreciation)
Purchased Option contracts:
Call option contracts
USD Call/CNH Put	SCB	FX	6.49 CNH per USD	04/16/15	USD	18,785,000	$161	$145	$16
USD Call/KRW Put	JPM	FX	1,775.00 KRW per USD	05/19/14	USD	12,045,000	–	380	(380)
USD Call/SGD Put	JPM	FX	1.35 SGD per USD	05/16/14	USD	480,000	–	115	(115)
USD Call/SGD Put	JPM	FX	1.28 SGD per USD	07/17/14	USD	17,893,000	38	387	(349)
Total call option contracts						49,203,000	$199	$1,027	$(828)
Put option contracts
CMS Spread Option CMS10/CMS5	JPM	IR	1.03%	08/07/14	USD	93,630,000	$124	$127	$(3)
CMS Spread Option CMS10/CMS5	JPM	IR	1.00%	09/16/14	USD	65,498,000	96	92	4
CMS Spread Option CMS30/CMS5	JPM	IR	1.71%	09/15/14	USD	46,435,000	121	64	57
CMS Spread Option CMS30/CMS5	DEUT	IR	1.72%	09/18/14	USD	75,570,000	207	106	101
EUR Put/USD Call Ҹ	JPM	FX	1.24 USD per EUR	05/02/14	EUR	1,722,000	–	209	(209)
EUR Put/USD Call	JPM	FX	1.26 USD per USD	03/05/15	EUR	10,155,000	77	116	(39)
EUR Put/USD Call	GSC	FX	1.25 USD per EUR	11/04/14	EUR	916,000	35	149	(114)
Total put option contracts						293,926,000	$660	$863	$(203)
Total purchased option contracts						343,129,000	$859	$1,890	$(1,031)
Written option contracts:
Call option contracts
USD Call/KRW Put	JPM	FX	1,225.00 KRW per USD	05/19/14	USD	12,045,000	$1	$267	$266

*	The number of contracts does not omit 000's.
Δ	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

Ҹ	This security has limitations. If the U.S. Dollar per EURO exchange rate is greater than or equal to 1.38 and then less than or equal to 1.24 between trade date and expiration date, the Fund will receive the equivalent of par on the number of contracts traded.

OTC Swaption Contracts Outstanding at April 30, 2014

Description	Counter - party	Risk Exposure Category	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts *		Market Value ╪	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Purchased swaption contracts:
Put swaption contracts
Interest Rate Swaption	BOA	IR	0.46%	05/12/14	JPY	1,596,120,000	$–	$41	$(41)
Interest Rate Swaption	BOA	IR	0.95%	05/14/14	JPY	513,575,000	–	40	(40)
Interest Rate Swaption	BOA	IR	0.45%	05/14/19	JPY	1,645,000,000	–	44	(44)
Interest Rate Swaption	MSC	IR	0.95%	05/14/14	JPY	534,120,000	–	43	(43)
Interest Rate Swaption	JPM	IR	2.91%	07/24/14	USD	3,315,000	30	39	(9)
Total put swaption contracts						4,292,130,000	$30	$207	$(177)
Total purchased swaption contracts						4,292,130,000	$30	$207	$(177)

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

16

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Futures Contracts Outstanding at April 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
Australian 10-Year Bond Future	653	06/16/2014	$70,842	$70,910	$68	$–	$–	$(55)
Australian 3-Year Bond Future	1,297	06/16/2014	130,697	131,004	307	–	–	(72)
Euro BUXL 30-Year Bond Future	465	06/06/2014	83,117	84,743	1,626	–	401	–
Euro-Schatz Future	145	06/06/2014	22,209	22,221	12	–	2	–
U.S. Treasury 10-Year Note Future	217	06/19/2014	27,002	27,000	–	(2)	124	(88)
U.S. Treasury 2-Year Note Future	437	06/30/2014	96,044	96,085	41	–	41	–
U.S. Treasury CME Ultra Long Term Bond Future	2	06/19/2014	289	295	6	–	2	–
Total					$2,060	$(2)	$570	$(215)
Short position contracts:
Euro-BOBL Future	1,241	06/06/2014	$216,121	$216,538	$–	$(417)	$–	$(180)
Euro-BUND Future	942	06/06/2014	188,098	188,897	–	(799)	–	(383)
Japan 10-Year Bond Future	137	06/11/2014	193,991	194,200	–	(209)	65	–
Long Gilt Future	327	06/26/2014	60,738	60,914	–	(176)	–	(129)
U.S. Treasury 30-Year Bond Future	1,248	06/19/2014	167,425	168,402	–	(977)	28	(751)
U.S. Treasury 5-Year Note Future	455	06/30/2014	54,287	54,351	–	(64)	–	(118)
Total					$–	$(2,642)	$93	$(1,561)
Total futures contracts					$2,060	$(2,644)	$663	$(1,776)

* The number of contracts does not omit 000's.

OTC Credit Default Swap Contracts Outstanding at April 30, 2014

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AAA.6	CSI	USD	658	(0.11)%	05/25/46	$159	$–	$137	$–	$(22)
ABX.HE.AAA.6	JPM	USD	2,685	(0.18)%	07/25/45	103	–	67	–	(36)
CMBX.NA.A.1	DEUT	USD	568	(0.35)%	10/12/52	216	–	187	–	(29)
CMBX.NA.A.6	CSI	USD	750	(2.00)%	05/11/63	–	(6)	(11)	–	(5)
CMBX.NA.AA.1	DEUT	USD	2,270	(0.25)%	10/12/52	429	–	316	–	(113)
CMBX.NA.AA.2	JPM	USD	3,939	(0.15)%	03/15/49	1,388	–	1,146	–	(242)
CMBX.NA.AA.7	CSI	USD	750	(1.50)%	01/17/47	3	–	(6)	–	(9)
CMBX.NA.AJ.1	DEUT	USD	1,345	(0.84)%	10/12/52	79	–	32	–	(47)
CMBX.NA.AJ.2	DEUT	USD	1,295	(1.09)%	03/15/49	119	–	101	–	(18)
CMBX.NA.AJ.3	JPM	USD	646	(1.47)%	12/13/49	132	–	121	–	(11)
CMBX.NA.AJ.4	DEUT	USD	832	(0.96)%	02/17/51	164	–	153	–	(11)
CMBX.NA.AJ.4	JPM	USD	1,250	(0.96)%	02/17/51	323	–	230	–	(93)
CMBX.NA.AM.2	JPM	USD	5,405	(0.50)%	03/15/49	210	–	56	–	(154)
CMBX.NA.AM.4	JPM	USD	865	(0.50)%	02/17/51	75	–	36	–	(39)
CMBX.NA.AS.6	CSI	USD	2,020	(1.00)%	05/11/63	27	–	12	–	(15)
CMBX.NA.AS.7	CSI	USD	1,000	(1.00)%	01/17/47	24	–	9	–	(15)
ITRX.EUR.20	DEUT	EUR	22,760	(1.00)%	12/20/16	–	(488)	(571)	–	(83)
ITRX.EUR.20	GSC	EUR	22,790	(1.00)%	12/20/16	–	(483)	(572)	–	(89)
ITRX.SUB.FIN.16	JPM	EUR	155	(5.00)%	12/20/16	2	–	(24)	–	(26)
Total						$3,453	$(977)	$1,419	$–	$(1,057)

The accompanying notes are an integral part of these financial statements.

17

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on traded indices: - (continued)
Sell protection:
CMBX.NA.A.7	CSI	USD	2,645	0.50%	01/17/47	$–	$(92)	$(80)	$12	$–
CMBX.NA.AAA.6	CSI	USD	10,546	0.50%	05/11/63	–	(598)	(211)	387	–
CMBX.NA.AAA.6	DEUT	USD	22,365	0.50%	05/11/63	–	(823)	(447)	376	–
CMBX.NA.BB.6	CSI	USD	2,825	5.00%	05/11/63	–	(229)	(27)	202	–
CMBX.NA.BB.6	GSC	USD	445	5.00%	05/11/63	–	(9)	(4)	5	–
CMBX.NA.BB.7	BOA	USD	655	5.00%	01/17/47	–	(31)	(19)	12	–
CMBX.NA.BB.7	CSI	USD	1,600	5.00%	01/17/47	–	(69)	(47)	22	–
CMBX.NA.BB.7	DEUT	USD	215	5.00%	01/17/47	–	(7)	(6)	1	–
CMBX.NA.BB.7	GSC	USD	1,485	5.00%	01/17/47	–	(90)	(43)	47	–
CMBX.NA.BB.7	MSC	USD	180	5.00%	01/17/47	–	(8)	(5)	3	–
CMBX.NA.BBB-.6	CSI	USD	940	3.00%	05/11/63	–	(60)	(2)	58	–
CMBX.NA.BBB-.7	CSI	USD	1,150	3.00%	01/17/47	–	(69)	(29)	40	–
CMBX.NA.BBB-.7	UBS	USD	1,400	3.00%	01/17/47	–	(78)	(35)	43	–
PrimeX.ARM.2	CSI	USD	1,932	4.58%	12/25/37	57	–	59	2	–
PrimeX.FRM.1	JPM	USD	254	4.42%	07/25/36	25	–	26	1	–
Total						$82	$(2,163)	$(870)	$1,211	$–
Total traded indices						$3,535	$(3,140)	$549	$1,211	$(1,057)
Credit default swaps on single-name issues:
Buy protection:
Australia & New Zealand Banking Group Ltd.	DEUT	USD	3,350	(1.00)% / 1.02%	06/20/19	$41	$–	$3	$–	$(38)
Avis Budget Group, Inc.	BOA	USD	75	(5.00)% / 0.87%	03/20/17	3	–	(9)	–	(12)
Beazer Homes USA Inc.	BOA	USD	1,620	(5.00)% / 3.92%	12/20/18	–	(15)	(75)	–	(60)
Commonwealth Bank of Australia	DEUT	USD	3,450	(1.00)% / 1.02%	06/20/19	43	–	3	–	(40)
Credit Agricole SA	BCLY	EUR	16,410	(3.00)% / 0.29%	12/20/15	–	(1,207)	(1,020)	187	–
Credit Agricole SA	BOA	EUR	7,660	(3.00)% / 0.29%	12/20/15	–	(553)	(476)	77	–
Credit Agricole SA	GSC	EUR	6,375	(3.00)% / 0.29%	12/20/15	–	(466)	(397)	69	–
Credit Agricole SA	JPM	EUR	7,660	(3.00)% / 0.29%	12/20/15	–	(572)	(476)	96	–
Domtar Corp.	GSC	USD	55	(1.00)% / 0.49%	12/20/16	3	–	(1)	–	(4)
Frontier Communications	BOA	USD	625	(5.00)% / 1.43%	09/20/17	19	–	(74)	–	(93)
Hertz Corp.	BOA	USD	2,365	(5.00)% / 2.00%	03/20/19	–	(293)	(327)	–	(34)
National Australia Bank	DEUT	USD	3,350	(1.00)% / 1.02%	06/20/19	41	–	3	–	(38)
Peugeot S.A.	CBK	EUR	70	(1.00)% / 1.40%	12/20/16	18	–	1	–	(17)
Rite Aid Corp.	GSC	USD	105	(5.00)% / 1.19%	06/20/17	9	–	(12)	–	(21)
Societe Generale	CBK	EUR	8,170	(3.00)% / 0.37%	12/20/15	–	(604)	(493)	111	–
Societe Generale	CSI	EUR	7,875	(3.00)% / 0.37%	12/20/15	–	(597)	(475)	122	–
Societe Generale	DEUT	EUR	3,150	(3.00)% / 0.37%	12/20/15	–	(242)	(190)	52	–
Standard Chartered Bank	GSC	EUR	2,360	(1.00)% / 0.97%	06/20/19	43	–	(4)	–	(47)
Standard Chartered Bank	JPM	EUR	3,315	(1.00)% / 0.97%	06/20/19	65	–	(6)	–	(71)
Valeant Pharmaceuticals †	JPM	USD	3,950	(5.00)% / 2.23%	06/20/19	–	(541)	(518)	23	–
Westpac Banking Corp.	DEUT	USD	3,350	(1.00)% / 1.03%	06/20/19	41	–	4	–	(37)
Total						$326	$(5,090)	$(4,539)	$737	$(512)

The accompanying notes are an integral part of these financial statements.

18

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Credit Default Swap Contracts Outstanding at April 30, 2014 - (continued)

	Counter-	Notional		(Pay)/ Receive Fixed Rate/ Implied	Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/ (Depreciation)
Reference Entity	party	Amount (a)		Credit Spread (b)	Date	Paid	Received	Value ╪	Asset	Liability
Credit default swaps on single-name issues: - (continued)
Sell protection:
Credit Agricole SA	BCLY	EUR	8,200	3.00% / 0.70%	12/20/18	$905	$–	$1,199	$294	$–
Credit Agricole SA	BOA	EUR	6,465	3.00% / 0.70%	12/20/18	729	–	945	216	–
Credit Agricole SA	JPM	EUR	3,835	3.00% / 0.70%	12/20/18	443	–	561	118	–
K Hovnanian Enterprise, Inc.	BOA	USD	1,650	5.00% / 4.71%	12/20/18	–	(39)	20	59	–
Societe Generale	CBK	EUR	4,090	3.00% / 0.82%	12/20/18	484	–	564	80	–
Societe Generale	CSI	EUR	3,940	3.00% / 0.82%	12/20/18	479	–	543	64	–
Societe Generale	DEUT	EUR	1,575	3.00% / 0.82%	12/20/18	189	–	217	28	–
Total						$3,229	$(39)	$4,049	$859	$–
Total single-name issues						$3,555	$(5,129)	$(490)	$1,596	$(512)
						$7,090	$(8,269)	$59	$2,807	$(1,569)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2014, the aggregate market value of these securities was $(518), which rounds to zero percent of total net assets.

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or received as a buyer of credit protection if a credit event occurs as defined in the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2014. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2014

	Clearing	Notional		(Pay)/ Receive Fixed	Expiration		Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
Reference Entity	House (a)	Amount (b)		Rate	Date	Cost Basis	Value ╪	Asset	Liability	Asset	Liability
Credit default swaps on traded indices:
Buy protection:
ITRX.XOV.21	ICE	EUR	14,940	(5.00)%	06/20/19	$(1,804)	$(2,110)	$–	$(306)	$–	$(22)

Sell protection:
ITRX.EUR.20	ICE	EUR	27,925	1.00%	12/20/18	$454	$673	$219	$–	$18	$–

Total traded indices						$(1,350)	$(1,437)	$219	$(306)	$18	$(22)

(a)	The FCM to the contracts is MSC.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

19

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2014

	Payments made	Payments received	Notional		Expiration	Upfront Premiums	Upfront Premiums	Market	Unrealized Appreciation/(Depreciation)
Counterparty	by Fund	by Fund	Amount		Date	Paid	Received	Value ╪	Asset	Liability
CSI	0.82% Fixed	6M JPY LIBOR	JPY	494,415	02/18/23	$–	$–	$(57)	$–	$(57)
DEUT	0.82% Fixed	6M JPY LIBOR	JPY	494,410	02/18/23	–	–	(55)	–	(55)
DEUT	MXIBTIIE	8.41% Fixed	MXN	22,075	12/13/23	–	–	26	26	–
GSC	4.49% Fixed	6M HUF BUBOR	HUF	1,567,890	03/19/19	–	–	(219)	–	(219)
GSC	6M WIBOR PLN	3.70% Fixed	PLN	41,635	03/19/19	–	–	134	134	–
JPM	0.12% Fixed	6M CHF LIBOR	CHF	54,110	06/18/16	–	(8)	(45)	–	(37)
JPM	0.18% Fixed	6M CHF LIBOR	CHF	18,040	03/19/16	–	–	(41)	–	(41)
MSC	MXIBTIIE	8.40% Fixed	MXN	50,485	12/13/23	–	–	57	57	–
Total						$–	$(8)	$(200)	$217	$(409)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2014

Clearing	Payments made	Payments received	Notional		Expiration	Upfront Premiums Paid	Market	Unrealized Appreciation/ (Depreciation)		Variation Margin
House (a)	by Fund	by Fund	Amount		Date	(Received)	Value ╪	Asset	Liability	Asset	Liability
LCH	2.50% Fixed	6M GBP LIBOR	GBP	148,655	06/22/18	$74	$389	$315	$–	$–	$(106)
LCH	3M LIBOR	3.82% Fixed	USD	53,605	01/21/26	459	1,797	1,338	–	223	–
LCH	4.13% Fixed	3M LIBOR	USD	25,265	01/21/46	(320)	(1,883)	–	(1,563)	–	(177)
Total						$213	$303	$1,653	$(1,563)	$223	$(283)

(a)	The FCM to the contracts is MSC.

Securities Sold Short Outstanding at April 30, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA, 3.50%	$13,725	05/15/2044	$13,930	$(58)
FNMA, 4.00%	19,300	05/15/2044	20,221	(116)
FNMA, 4.50%	250	05/15/2044	268	(1)
FNMA, 6.00%	7,025	05/15/2044	7,848	(13)
GNMA, 3.50%	9,500	05/15/2044	9,773	(31)
Total			$52,040	$(219)

At April 30, 2014, the aggregate market value of these securities represents 2.4% of total net assets.

The accompanying notes are an integral part of these financial statements.

20

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
AUD	Buy	05/30/2014	CBA	$43,082	$43,119	$37	$–
AUD	Buy	05/30/2014	CBA	43,162	43,119	–	(43)
AUD	Buy	05/30/2014	RBS	1,808	1,794	–	(14)
AUD	Sell	05/30/2014	MSC	5,981	5,984	–	(3)
AUD	Sell	05/30/2014	SSG	142,956	141,644	1,312	–
BRL	Buy	06/03/2014	SCB	3,117	3,182	65	–
BRL	Buy	06/03/2014	UBS	71	72	1	–
BRL	Sell	06/03/2014	UBS	4,288	4,412	–	(124)
CAD	Buy	05/30/2014	BMO	1,634	1,647	13	–
CAD	Buy	05/30/2014	BMO	4,876	4,873	–	(3)
CAD	Buy	05/30/2014	JPM	84,078	84,572	494	–
CAD	Buy	05/30/2014	MSC	4,778	4,805	27	–
CAD	Buy	05/30/2014	RBC	4,817	4,846	29	–
CAD	Sell	05/30/2014	DEUT	64	64	–	–
CHF	Buy	05/30/2014	CBK	959	959	–	–
CHF	Sell	05/30/2014	CBK	959	959	–	–
CHF	Sell	05/30/2014	CSFB	23,602	23,742	–	(140)
CLP	Buy	05/30/2014	BNP	4,819	4,780	–	(39)
DKK	Buy	05/07/2014	HSBC	4,664	4,665	1	–
DKK	Sell	05/28/2014	BCLY	149,861	150,493	–	(632)
DKK	Sell	05/28/2014	HSBC	5,765	5,767	–	(2)
EUR	Buy	05/30/2014	BNP	1,674	1,680	6	–
EUR	Buy	05/30/2014	BOA	3,203	3,205	2	–
EUR	Buy	05/30/2014	BOA	4,870	4,869	–	(1)
EUR	Buy	05/30/2014	CBK	3,252	3,253	1	–
EUR	Buy	05/30/2014	DEUT	32,407	32,468	61	–
EUR	Buy	05/07/2014	GSC	8,369	8,371	2	–
EUR	Buy	05/30/2014	GSC	4,824	4,832	8	–
EUR	Buy	05/30/2014	HSBC	1,596	1,601	5	–
EUR	Buy	05/08/2014	RBS	526	527	1	–
EUR	Buy	05/30/2014	WEST	1,538	1,544	6	–
EUR	Sell	05/30/2014	BOA	119,397	119,785	–	(388)
EUR	Sell	05/30/2014	CBA	39,977	40,118	–	(141)
EUR	Sell	05/02/2014	DEUT	201	202	–	(1)
EUR	Sell	05/05/2014	DEUT	1,011	1,016	–	(5)
EUR	Sell	05/08/2014	DEUT	543	544	–	(1)
EUR	Sell	05/30/2014	DEUT	153,554	154,069	–	(515)
EUR	Sell	05/30/2014	GSC	8,370	8,371	–	(1)
EUR	Sell	05/30/2014	MSC	198,507	199,154	–	(647)
EUR	Sell	05/30/2014	RBS	526	527	–	(1)
EUR	Sell	05/30/2014	UBS	119,379	119,802	–	(423)
EUR	Sell	05/30/2014	WEST	119,389	119,803	–	(414)
GBP	Buy	05/30/2014	MSC	85,508	85,843	335	–
GBP	Sell	05/30/2014	DEUT	4,034	4,056	–	(22)
GBP	Sell	05/30/2014	MSC	12,572	12,620	–	(48)
JPY	Buy	05/30/2014	BCLY	8,434	8,466	32	–
JPY	Buy	05/30/2014	BNP	8,434	8,466	32	–
JPY	Buy	05/30/2014	CSFB	8,434	8,466	32	–
JPY	Buy	05/30/2014	GSC	8,435	8,466	31	–
JPY	Buy	05/30/2014	HSBC	8,435	8,466	31	–
JPY	Buy	05/30/2014	JPM	8,433	8,466	33	–
JPY	Buy	05/30/2014	MSC	8,438	8,468	30	–
JPY	Buy	05/30/2014	NAB	24,871	24,968	97	–
JPY	Buy	05/30/2014	RBS	8,431	8,462	31	–
JPY	Buy	05/30/2014	SCB	8,435	8,465	30	–
JPY	Buy	05/30/2014	UBS	8,433	8,465	32	–
JPY	Sell	05/30/2014	BNP	1,672	1,676	–	(4)
JPY	Sell	05/30/2014	GSC	1,572	1,575	–	(3)

The accompanying notes are an integral part of these financial statements.

21

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2014 - (continued)

						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
JPY	Sell	05/30/2014	HSBC	$1,595	$1,598	$–	$(3)
JPY	Sell	05/30/2014	WEST	1,537	1,541	–	(4)
KRW	Sell	05/30/2014	GSC	9,596	9,661	–	(65)
MXN	Sell	05/30/2014	RBC	76,936	76,760	176	–
NOK	Buy	05/30/2014	GSC	87,041	87,711	670	–
NZD	Buy	05/30/2014	CBA	21,723	21,700	–	(23)
NZD	Buy	05/30/2014	CSFB	21,638	21,701	63	–
NZD	Buy	05/30/2014	JPM	21,648	21,700	52	–
NZD	Buy	05/30/2014	JPM	21,735	21,701	–	(34)
PLN	Buy	05/30/2014	BCLY	114	114	–	–
PLN	Sell	05/30/2014	BCLY	68,040	68,213	–	(173)
PLN	Sell	05/05/2014	GSC	54	54	–	–
SEK	Buy	05/30/2014	BOA	17,776	17,893	117	–
SEK	Buy	05/30/2014	CBK	9,821	9,821	–	–
SEK	Buy	05/30/2014	DEUT	2,455	2,455	–	–
SEK	Buy	05/30/2014	HSBC	1,229	1,228	–	(1)
SEK	Buy	05/30/2014	JPM	25,261	25,567	306	–
SEK	Buy	05/30/2014	JPM	1,228	1,227	–	(1)
SEK	Sell	05/30/2014	BCLY	106,801	107,876	–	(1,075)
SEK	Sell	05/02/2014	BOA	17,785	17,903	–	(118)
SEK	Sell	05/30/2014	BOA	106,786	107,876	–	(1,090)
SEK	Sell	05/30/2014	HSBC	2,066	2,070	–	(4)
SGD	Sell	05/30/2014	CSFB	18,789	18,833	–	(44)
Total						$4,201	$(6,250)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

22

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
FCM	Futures Commission Merchant
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	China Yuan Renminbi - Hong Kong
DKK	Danish Krone
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.SUB.FIN	Markit iTraxx - Europe Sub Financials
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Other Abbreviations:
BUBOR	Budapest Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
IR	Interest Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OTC	Over-the-Counter
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

23

The Hartford World Bond Fund
Investment Valuation Hierarchy Level Summary
April 30, 2014 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$279,488	$–	$247,430	$32,058
Corporate Bonds	212,562	–	212,562	–
Foreign Government Obligations	1,240,012	–	1,240,012	–
Preferred Stocks	2,044	2,044	–	–
Senior Floating Rate Interests	67,147	–	67,147	–
U.S. Government Agencies	65,375	–	65,375	–
U.S. Government Securities	197,687	–	197,687	–
Short-Term Investments	125,800	–	125,800	–
Purchased Options	889	–	889	–
Total	$2,191,004	$2,044	$2,156,902	$32,058
Foreign Currency Contracts *	$4,201	$–	$4,201	$–
Futures *	2,060	2,060	–	–
Swaps - Credit Default *	3,026	–	3,026	–
Swaps - Interest Rate *	1,870	–	1,870	–
Total	$11,157	$2,060	$9,097	$–
Liabilities:
Securities Sold Short	$52,040	$–	$52,040	$–
Written Options	1	–	1	–
Total	$52,041	$–	$52,041	$–
Foreign Currency Contracts *	$6,250	$–	$6,250	$–
Futures *	2,644	2,644	–	–
Swaps - Credit Default *	1,875	–	1,875	–
Swaps - Interest Rate *	1,972	–	1,972	–
Total	$12,741	$2,644	$10,097	$–

♦	For the six-month period ended April 30, 2014, investments valued at $14,731 were transferred from Level 1 to Level 2, and investments valued at $377 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$21,272	$90	$548	†	$217	$17,657	$(3,900)	$628	$(4,454)	$32,058
Corporate Bonds	3,551	—	—		—	—	—	—	(3,551)	—
Total	$24,823	$90	$548		$217	$17,657	$(3,900)	$628	$(8,005)	$32,058

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2014 was $556.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

24

The Hartford World Bond Fund
Statement of Assets and Liabilities
April 30, 2014 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,144,894)	$2,191,004
Cash	15,191 *,†
Foreign currency on deposit with custodian (cost $1,161)	1,162
Unrealized appreciation on foreign currency contracts	4,201
Unrealized appreciation on OTC swap contracts	3,024
Receivables:
Investment securities sold	230,672
Fund shares sold	14,235
Dividends and interest	18,008
Variation margin on financial derivative instruments	904
OTC swap premiums paid	7,090
Other assets	169
Total assets	2,485,660
Liabilities:
Unrealized depreciation on foreign currency contracts	6,250
Unrealized depreciation on OTC swap contracts	1,978
Securities sold short, at market value (proceeds $51,821)	52,040
Payables:
Investment securities purchased	239,982
Fund shares redeemed	7,367
Investment management fees	219
Dividends	452
Administrative fees	—
Distribution fees	48
Collateral received from broker	1,695
Variation margin on financial derivative instruments	2,081
Accrued expenses	174
OTC swap premiums received	8,277
Written option contracts (proceeds $267)	1
Other liabilities	236
Total liabilities	320,800
Net assets	$2,164,860
Summary of Net Assets:
Capital stock and paid-in-capital	$2,146,781
Distributions in excess of net investment income	(4,746)
Accumulated net realized loss	(22,156)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	44,981
Net assets	$2,164,860

*	Cash of $13,647 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at April 30, 2014.
†	Cash of $1,486 was pledged as collateral for open swap contracts at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

25

The Hartford World Bond Fund
Statement of Assets and Liabilities – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.70/$11.20
Shares outstanding	46,668
Net assets	$499,252
Class C: Net asset value per share	$10.68
Shares outstanding	15,859
Net assets	$169,391
Class I: Net asset value per share	$10.71
Shares outstanding	102,394
Net assets	$1,096,496
Class R3: Net asset value per share	$10.71
Shares outstanding	50
Net assets	$535
Class R4: Net asset value per share	$10.71
Shares outstanding	91
Net assets	$970
Class R5: Net asset value per share	$10.70
Shares outstanding	12
Net assets	$129
Class Y: Net asset value per share	$10.71
Shares outstanding	37,174
Net assets	$398,087

The accompanying notes are an integral part of these financial statements.

26

The Hartford World Bond Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2014 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$72
Interest	21,730
Less: Foreign tax withheld	(178)
Total investment income	21,624

Expenses:
Investment management fees	6,278
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	277
Class C	82
Class I	467
Class R3	—
Class R4	—
Class R5	—
Class Y	3
Distribution fees
Class A	602
Class C	863
Class R3	1
Class R4	1
Custodian fees	36
Accounting services fees	203
Registration and filing fees	110
Board of Directors' fees	22
Audit fees	11
Other expenses	111
Total expenses (before waivers and fees paid indirectly)	9,069
Expense waivers	(662)
Custodian fee offset	—
Total waivers and fees paid indirectly	(662)
Total expenses, net	8,407
Net Investment Income	13,217
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	13,366
Net realized loss on purchased option contracts	(842)
Net realized loss on securities sold short	(511)
Net realized loss on futures contracts	(4,151)
Net realized gain on written option contracts	109
Net realized loss on swap contracts	(2,906)
Net realized gain on foreign currency contracts	2,752
Net realized gain on other foreign currency transactions	2,147
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	9,964
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	24,705
Net unrealized depreciation of purchased option contracts	(625)
Net unrealized depreciation of securities sold short	(219)
Net unrealized appreciation of futures contracts	3,962
Net unrealized appreciation of written option contracts	95
Net unrealized appreciation of swap contracts	2,709
Net unrealized depreciation of foreign currency contracts	(17,728)
Net unrealized depreciation of translation of other assets and liabilities in foreign currencies	(339)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	12,560
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	22,524
Net Increase in Net Assets Resulting from Operations	$35,741

The accompanying notes are an integral part of these financial statements.

27

The Hartford World Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Operations:
Net investment income	$13,217	$15,794
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	9,964	(18,390)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	12,560	17,614
Net Increase in Net Assets Resulting from Operations	35,741	15,018
Distributions to Shareholders:
From net investment income
Class A	(3,370)	(6,063)
Class C	(566)	(1,266)
Class I	(8,420)	(12,578)
Class R3	(3)	(5)
Class R4	(6)	(10)
Class R5	(3)	(8)
Class Y	(3,277)	(4,593)
Total from net investment income	(15,645)	(24,523)
From net realized gain on investments
Class A	(1,502)	(2,916)
Class C	(544)	(1,137)
Class I	(3,043)	(4,780)
Class R3	(2)	(14)
Class R4	(3)	(16)
Class R5	(1)	(14)
Class Y	(1,138)	(2,063)
Total from net realized gain on investments	(6,233)	(10,940)
Total distributions	(21,878)	(35,463)
Capital Share Transactions:
Class A	14,368	236,592
Class C	(9,539)	82,938
Class I	198,469	479,276
Class R3	12	(773)
Class R4	(12)	(361)
Class R5	(245)	(898)
Class Y	54,874	145,527
Net increase from capital share transactions	257,927	942,301
Net Increase in Net Assets	271,790	921,856
Net Assets:
Beginning of period	1,893,070	971,214
End of period	$2,164,860	$1,893,070
Undistributed (distribution in excess of) net investment income	$(4,746)	$(2,318)

The accompanying notes are an integral part of these financial statements.

28

The Hartford World Bond Fund
Notes to Financial Statements
April 30, 2014 (Unaudited)
(000’s Omitted)

Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford World Bond Fund (the "Fund"), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge.  All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information

29

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs.Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed,

30

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Funds’ Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

31

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the

32

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of April 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2014.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open dollar roll transactions as of April 30, 2014.

Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a

33

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of April 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2014.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures

34

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

The Fund, as shown on the Schedule of Investments, had outstanding purchased and written option contracts as of April 30, 2014. Transactions involving written option contracts during the six-month period April 30, 2014, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2014:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	12,045,000	$267
Written	—	—
Expired	—	—
Closed	—	—
Exercised	—	—
End of Period	12,045,000	$267

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	1,628	$108
Written	—	—
Expired	(1,628)	(108)
Closed	—	—
Exercised	—	—
End of Period	—	$—

* The number of contracts does not omit 000's.

35

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from credit risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit

36

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of April 30, 2014.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the  Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the  Schedule of Investments, had outstanding interest rate swap contracts as of April 30, 2014.

37

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased option contracts), market value	$578	$311	$—	$—	$—	$—	$889
Unrealized appreciation on foreign currency contracts	—	4,201	—	—	—	—	4,201
Unrealized appreciation on OTC swap contracts	217	—	2,807	—	—	—	3,024
Variation margin receivable *	886	—	18	—	—	—	904
Total	$1,681	$4,512	$2,825	$—	$—	$—	$9,018

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$6,250	$—	$—	$—	$—	$6,250
Unrealized depreciation on OTC swap contracts	409	—	1,569	—	—	—	1,978
Variation margin payable *	2,059	—	22	—	—	—	2,081
Written option contracts, market value	—	1	—	—	—	—	1
Total	$2,468	$6,251	$1,591	$—	$—	$—	$10,310

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(584) and open centrally cleared swaps cumulative appreciation of $3 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$(315)	$(527)	$—	$—	$—	$—	$(842)
Net realized loss on futures contracts	(4,151)	—	—	—	—	—	(4,151)
Net realized gain on written option contracts	109	—	—	—	—	—	109
Net realized gain (loss) on swap contracts	197	—	(3,103)	—	—	—	(2,906)
Net realized gain on foreign currency contracts	—	2,752	—	—	—	—	2,752
Total	$(4,160)	$2,225	$(3,103)	$—	$—	$—	$(5,038)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased option contracts	$53	$(678)	$—	$—	$—	$—	$(625)
Net change in unrealized appreciation of futures contracts	3,962	—	—	—	—	—	3,962
Net change in unrealized appreciation of written option contracts	44	51	—	—	—	—	95
Net change in unrealized appreciation of swap contracts	1,683	—	1,026	—	—	—	2,709
Net change in unrealized depreciation of foreign currency contracts	—	(17,728)	—	—	—	—	(17,728)
Total	$5,742	$(18,355)	$1,026	$—	$—	$—	$(11,587)

38

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Purchased option contracts at market value	$889	$(1)	$—	$—	$888
Futures contracts - Variation margin receivable	663	(663)	—	—	—
OTC swap contracts at market value	6,968	(5,532)	—	(1,695)	—
Swap contracts - Variation margin receivable	241	(241)	—	—	—
Unrealized appreciation on foreign currency contracts	4,197	(945)	—	—	3,252
Total subject to a master netting or similar arrangement	$12,958	$(7,382)	$—	$(1,695)	$4,140

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged		Net Amount (not less than $0)
Description
Written option contracts at market value	$1	$(1)	$—	$—		$—
Futures contracts - Variation margin payable	1,776	(663)	—	(10,322	)†	—
OTC swap contracts at market value	7,109	(5,532)	—	(1,486)		91
Swaps contracts - Variation margin payable	305	(241)	—	(3,325	)†	—
Unrealized depreciation on foreign currency contracts	6,125	(945)	—	—		5,180
Total subject to a master netting or similar arrangement	$15,316	$(7,382)	$—	$(15,133)		$5,271

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

† Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at April 30, 2014.

Certain derivatives held by the Fund, as of April 30, 2014, are not subject to a master netting arrangement and are excluded from the table above.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

39

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2014. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

40

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

April 30, 2014 (Unaudited)

(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$31,789	$4,521
Long-Term Capital Gains ‡	3,773	93

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$21,539
Accumulated Capital Losses	(11,797)
Unrealized Depreciation*	(5,976)
Total Accumulated Earnings	$3,766

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$6,949
Accumulated Net Realized Gain (Loss)	(6,949)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$7,613
Long-Term Capital Loss Carryforward	4,184
Total	$11,797

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

41

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7000%
On next $250 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5750%
Over $10 billion	0.5725%

The investment manager contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2014, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2015 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

42

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

From November 1, 2013 through February 28, 2014, the investment manager contractually limited the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expense as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

Fees Paid Indirectly – The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2014
Class A	0.96%
Class C	1.69
Class I	0.70
Class R3	1.28
Class R4	0.99
Class R5	0.67
Class Y	0.60

Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD") is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2014, HFD received front-end load sales charges of $373 and contingent deferred sales charges of $48 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2014, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

43

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of April 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	44%

As of April 30, 2014, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	8%

Investment Transactions:

For the six-month period ended April 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$2,443,150	$75,340	$2,518,490
Sales Proceeds	2,204,317	32,263	2,236,580

44

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

Capital Share Transactions:

The following information is for the six-month period ended April 30, 2014, and the year ended October 31, 2013:

	For the Six-Month Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	12,009	429	(11,093)	1,345	40,051	785	(18,803)	22,033
Amount	$127,872	$4,554	$(118,058)	$14,368	$428,748	$8,406	$(200,562)	$236,592
Class C
Shares	2,214	90	(3,202)	(898)	11,839	185	(4,304)	7,720
Amount	$23,529	$949	$(34,017)	$(9,539)	$126,701	$1,979	$(45,742)	$82,938
Class I
Shares	42,059	725	(24,147)	18,637	87,494	1,219	(44,043)	44,670
Amount	$448,032	$7,709	$(257,272)	$198,469	$936,948	$13,054	$(470,726)	$479,276
Class R3
Shares	22	—	(21)	1	27	2	(100)	(71)
Amount	$236	$5	$(229)	$12	$284	$19	$(1,076)	$(773)
Class R4
Shares	15	—	(16)	(1)	60	1	(94)	(33)
Amount	$156	$2	$(170)	$(12)	$640	$15	$(1,016)	$(361)
Class R5
Shares	8	—	(31)	(23)	30	2	(115)	(83)
Amount	$85	$4	$(334)	$(245)	$322	$21	$(1,241)	$(898)
Class Y
Shares	9,178	372	(4,398)	5,152	19,928	601	(6,835)	13,694
Amount	$97,789	$3,957	$(46,872)	$54,874	$212,249	$6,437	$(73,159)	$145,527
Total
Shares	65,505	1,616	(42,908)	24,213	159,429	2,795	(74,294)	87,930
Amount	$697,699	$17,180	$(456,952)	$257,927	$1,705,892	$29,931	$(793,522)	$942,301

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed

45

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2014 (Unaudited)
(000’s Omitted)

an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

46

The Hartford World Bond Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Six-Month Period Ended April 30, 2014 (Unaudited)
A	$ 10.63	$ 0.06	$ 0.12	$ 0.18	$(0.08)	$(0.03)	$(0.11)	$10.70	1.67	%(D)	$499,252	1.03	%(E)	0.96	%(E)	1.16	%(E)
C	10.61	0.02	0.12	0.14	(0.04)	(0.03)	(0.07)	10.68	1.30	(D)	169,391	1.76	(E)	1.69	(E)	0.43	(E)
I	10.64	0.08	0.11	0.19	(0.09)	(0.03)	(0.12)	10.71	1.81	(D)	1,096,496	0.76	(E)	0.70	(E)	1.43	(E)
R3	10.64	0.04	0.12	0.16	(0.06)	(0.03)	(0.09)	10.71	1.51	(D)	535	1.39	(E)	1.28	(E)	0.84	(E)
R4	10.64	0.06	0.12	0.18	(0.08)	(0.03)	(0.11)	10.71	1.66	(D)	970	1.07	(E)	0.99	(E)	1.14	(E)
R5	10.63	0.08	0.11	0.19	(0.09)	(0.03)	(0.12)	10.70	1.81	(D)	129	0.79	(E)	0.67	(E)	1.44	(E)
Y	10.64	0.08	0.12	0.20	(0.10)	(0.03)	(0.13)	10.71	1.85	(D)	398,087	0.67	(E)	0.60	(E)	1.53	(E)

For the Year Ended October 31, 2013
A	$ 10.77	$ 0.10	$ 0.06	$ 0.16	$(0.18)	$(0.12)	$(0.30)	$10.63	1.47%		$481,684	1.03%		0.93%		0.95%
C	10.76	0.02	0.05	0.07	(0.10)	(0.12)	(0.22)	10.61	0.67		177,802	1.77		1.67		0.21
I	10.78	0.13	0.05	0.18	(0.20)	(0.12)	(0.32)	10.64	1.71		891,048	0.79		0.69		1.19
R3	10.78	0.06	0.05	0.11	(0.13)	(0.12)	(0.25)	10.64	1.03		519	1.40		1.25		0.60
R4	10.78	0.10	0.05	0.15	(0.17)	(0.12)	(0.29)	10.64	1.40		976	1.08		0.95		0.92
R5	10.77	0.13	0.06	0.19	(0.21)	(0.12)	(0.33)	10.63	1.73		372	0.79		0.65		1.18
Y	10.78	0.14	0.05	0.19	(0.21)	(0.12)	(0.33)	10.64	1.81		340,669	0.68		0.58		1.30

For the Year Ended October 31, 2012
A	$ 10.32	$ 0.10	$ 0.59	$ 0.69	$(0.20)	$(0.04)	$(0.24)	$10.77	6.79%		$250,916	1.11%		0.95%		0.95%
C	10.31	0.02	0.60	0.62	(0.13)	(0.04)	(0.17)	10.76	6.12		97,235	1.83		1.67		0.19
I	10.32	0.12	0.60	0.72	(0.22)	(0.04)	(0.26)	10.78	7.11		421,508	0.86		0.70		1.14
R3	10.32	0.09	0.57	0.66	(0.16)	(0.04)	(0.20)	10.78	6.51		1,297	1.51		1.25		0.85
R4	10.32	0.12	0.57	0.69	(0.19)	(0.04)	(0.23)	10.78	6.82		1,345	1.21		0.95		1.15
R5	10.32	0.15	0.56	0.71	(0.22)	(0.04)	(0.26)	10.77	7.03		1,276	0.91		0.65		1.45
Y	10.32	0.12	0.61	0.73	(0.23)	(0.04)	(0.27)	10.78	7.18		197,637	0.73		0.57		1.12

From May 31, 2011 (commencement of operations), through October 31, 2011
A(F)	$ 10.00	$ 0.09	$ 0.28	$ 0.37	$ (0.05)	$–	$(0.05)	$10.32	3.74	%(D)	$33,346	1.27	%(E)	0.85	%(E)	1.93	%(E)
C(F)	10.00	0.05	0.28	0.33	(0.02)	–	(0.02)	10.31	3.33	(D)	9,175	2.03	(E)	1.61	(E)	1.18	(E)
I(F)	10.00	0.09	0.29	0.38	(0.06)	–	(0.06)	10.32	3.84	(D)	24,552	1.01	(E)	0.59	(E)	2.10	(E)
R3(F)	10.00	0.07	0.29	0.36	(0.04)	–	(0.04)	10.32	3.58	(D)	2,071	1.72	(E)	1.25	(E)	1.64	(E)
R4(F)	10.00	0.09	0.28	0.37	(0.05)	–	(0.05)	10.32	3.70	(D)	2,073	1.42	(E)	0.95	(E)	1.94	(E)
R5(F)	10.00	0.10	0.28	0.38	(0.06)	–	(0.06)	10.32	3.83	(D)	2,076	1.12	(E)	0.65	(E)	2.24	(E)
Y(F)	10.00	0.10	0.28	0.38	(0.06)	–	(0.06)	10.32	3.85	(D)	9,344	1.02	(E)	0.60	(E)	2.29	(E)

 See Portfolio Turnover information on the next page.

47

The Hartford World Bond Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on May 31, 2011.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended April 30, 2014 (Unaudited)	76%
For the Year Ended October 31, 2013	129
For the Year Ended October 31, 2012	191
From May 31, 2011 (commencement of operations), through October 31, 2011	50

48

The Hartford World Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2014, collectively consist of 89 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

        Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

        Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

        Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

        Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

        In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of

49

The Hartford World Bond Fund
Directors and Officers (Unaudited) – (continued)

Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

50

The Hartford World Bond Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

51

The Hartford World Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 31, 2013 through April 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Beginning Account Value October 31, 2013	Ending Account Value April 30, 2014	Expenses paid during the period October 31, 2013 through April 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,016.70	$4.82	$1,000.00	$1,020.01	$4.83	0.96%	181	365
Class C	$1,000.00	$1,013.00	$8.46	$1,000.00	$1,016.39	$8.47	1.69	181	365
Class I	$1,000.00	$1,018.10	$3.48	$1,000.00	$1,021.35	$3.48	0.70	181	365
Class R3	$1,000.00	$1,015.10	$6.40	$1,000.00	$1,018.44	$6.41	1.28	181	365
Class R4	$1,000.00	$1,016.60	$4.93	$1,000.00	$1,019.91	$4.93	0.99	181	365
Class R5	$1,000.00	$1,018.10	$3.38	$1,000.00	$1,021.45	$3.38	0.67	181	365
Class Y	$1,000.00	$1,018.50	$3.02	$1,000.00	$1,021.80	$3.02	0.60	181	365

52

The Hartford World Bond Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

53

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our1 business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 800-279-1541 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-WB14 4/14 114015-2 Printed in U.S.A.

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.
(a)(3)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: June 13, 2014	By: /s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 13, 2014	By: /s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: June 13, 2014	By: /s/ Mark A. Annoni
Mark A. Annoni, Vice President,
Treasurer and Controller